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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03153

Russell Investment Company

(Exact name of registrant as specified in charter)

1301 2nd Avenue 18th Floor, Seattle Washington 98101

(Address of principal executive offices) (Zip code)

Mary Beth Rhoden, Secretary and Chief Legal Officer

1301 2nd Avenue

18th Floor

Seattle, Washington 98101

206-505-4846

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-787-7354

Date of fiscal year end: October 31

Date of reporting period: November 1, 2010 to October 31, 2011

Item 1. Reports to Stockholders

RUSSELL INVESTMENT COMPANY

Supplement dated January 5, 2012 to

ANNUAL REPORT FOR THE PERIOD ENDED OCTOBER 31, 2011

Russell Investment Company is providing this supplement to its Annual Report (“Report”) for the period ended October 31, 2011, to correct certain errors contained in the Report. Other than the corrections enumerated below, this supplement does not reflect events occurring after the mailing of the original Report, or modify or update the disclosures therein in any way.

I.  The following information replaces the information contained in the “% Total Return” column related to the Russell U.S. Growth Fund for the period ended October 31, 2011, in the section entitled “Financial Highlights” (page 399).

The total return of Class C Shares is 8.18%

The total return of Class E Shares is 8.97%

The total return of Class I Shares is 9.45%

The total return of Class S Shares is 9.28%

II.  The following information replaces the information contained in the “% Ratio of Expenses to Average Net Assets, Gross” column related to Class A Shares of the Russell Tax-Managed U.S. Mid & Small Cap Fund for the period ended October 31, 2010, in the section entitled “Financial Highlights” (page 409).

The ratio of expenses to average net assets, gross is 1.61%

III.  The following chart replaces the chart contained in footnote g in the section entitled “Notes to Financial Highlights” (page 426).

For the period ended	Class A	Class C	Class E	Class I	Class S	Class Y
October 31, 2011	1.08%	1.83%	1.01%	0.75%	0.83%	0.65%
October 31, 2010	1.06%	1.81%	0.95%	0.71%	0.81%	0.64%
October 31, 2009	1.07%	1.81%	0.94%	0.69%	0.82%	0.64%
October 31, 2008	1.09%	1.84%	0.94%	0.71%	0.83%	0.65%
October 31, 2007	n/a	n/a	0.93%	0.68%	n/a	0.64%

2011 ANNUAL REPORT

Russell Funds

OCTOBER 31, 2011

FUND	SHARE CLASS

U.S. Equity Funds
Russell U.S. Core Equity Fund	A, C, E, I, S, Y
Russell U.S. Quantitative Equity Fund	A, C, E, I, S, Y
Russell U.S. Growth Fund	C, E, I, S
Russell U.S. Value Fund	C, E, I, S
Russell U.S. Small & Mid Cap Fund	A, C, E, I, S, Y

International and Global Equity Funds
Russell International Developed Markets Fund	A, C, E, I, S, Y
Russell Global Equity Fund	A, C, E, S, Y
Russell Emerging Markets Fund	A, C, E, S, Y

Tax-Managed Equity Funds
Russell Tax-Managed U.S. Large Cap Fund	A, C, E, S
Russell Tax-Managed U.S. Mid & Small Cap Fund	A, C, E, S

Taxable Fixed Income Funds
Russell Global Opportunistic Credit Fund (formerly, Russell Global Credit Strategies Fund)	A, C, E, S, Y
Russell Strategic Bond Fund	A, C, E, I, S, Y
Russell Investment Grade Bond Fund	A, C, E, I, S, Y
Russell Short Duration Bond Fund	A, C, E, S, Y

Tax Exempt Fixed Income Funds
Russell Tax Exempt Bond Fund	A, C, E, S

Real Assets Funds
Russell Commodity Strategies Fund	A, C, E, S, Y
Russell Global Infrastructure Fund	A, C, E, S, Y
Russell Global Real Estate Securities Fund	A, C, E, S, Y

Money Market Funds
Russell Money Market Fund	A, S

Russell Investment Company

Russell Investment Company is a series investment company with 40 different investment portfolios referred to as Funds. These financial statements report on 19 of these Funds.

Russell Investment Company

Russell Funds

Annual Report

October 31, 2011

Russell Investment Company - Russell Funds.

Copyright © Russell Investments 2011. All rights reserved.

Russell Investments is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Financial Services, Inc., member FINRA and part of Russell Investments.

Indices and benchmarks are unmanaged and cannot be invested in directly. Returns represent past performance, are not a guarantee of future performance, and are not indicative of any specific investment. Index return information is provided by vendors and although deemed reliable, is not guaranteed by Russell Investments or its affiliates.

Russell Investments is the owner of the trademarks, service marks, and copyrights related to its respective indexes.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

To Our Shareholders

I am pleased to present you with Russell Investment Company’s 2011 Annual Report for the fiscal year ending October 31, 2011. Inside you’ll find portfolio management discussions and fund performance information.

Although 2011 proved to be a challenging year for world markets, all of us at Russell remain focused on our primary mission — improving financial security for people.

For over 75 years, we’ve helped clients invest in all kinds of markets throughout the market cycle. During good times and uncertain times, we are guided by the same disciplined, long-term investment approach. We conduct our own objective research of worldwide capital markets and independent money managers, which allows us to build portfolios with a global perspective.

This year we witnessed non-stop assaults on the world economy: an earthquake, tsunami and nuclear disaster in Japan; ongoing conflicts in the Middle East; a financial crisis in Europe centered in Greece, Italy and Spain; the downgrade of U.S. debt this summer; and continued market volatility throughout the fall.

As of December 9, 2011, the broad global equity market, represented by the Russell Global Index, was down 7.1% year-to-date. Market volatility has made the journey even more unsettling for many investors. To help you cope with such uncertain times, we suggest you work closely with your financial advisor.

Your advisor can help you focus on your investment goals and the plan to help you reach them. We also believe it’s important to talk with your advisor about the mix of investments in your portfolio to make sure you are comfortable with them and your investment time horizon.

Volatile markets — like those we’ve endured this year — are often driven by emotions in the short-term. Longer-term, we believe underlying fundamentals drive the market. This belief, along with a thoughtful plan and globally diversified portfolio, can help you look past the day-to-day market gyrations and help you reach your long-term goals.

From all of us at Russell Investments, thank you for the trust you have placed in our firm.

Best regards,

Sandra Cavanaugh

CEO, Americas Private Client Services

Russell Investment Management Company

To Our Shareholders	3

Russell Investment Company

Market Summary as of October 31, 2011 (Unaudited)

U.S. Equity Markets

The fiscal year ended October 31, 2011 saw another tumultuous period for the U.S. equity market. However, despite the high level of volatility, the Russell 1000® Index and the Russell 2000® Index rose 8.01% and 6.71%, respectively, over the one year period.

The U.S. equity market started off strong in 2011. Investor confidence was buoyed by the Federal Reserve’s second round of quantitative easing, which demonstrated the Federal Reserve’s willingness to take action to stimulate the U.S. economy. This, in combination with positive corporate earnings numbers, drove up both equity and real asset markets. The energy sector was the largest beneficiary of this expansion through late 2010 and early 2011, as rising crude oil prices contributed to rising share prices of oil producers and distributors. The strong performance of energy and other cyclically-oriented sectors resulted in factors such as high beta (a stock’s sensitivity to market movement) and high earnings variability being rewarded.

The strength of the U.S. equity market rally was underlined by six months of consecutive positive returns for U.S. large capitalization stocks, as the Russell 1000® Index rose 17.12% between November 2010 and April 2011. U.S. small capitalization stocks were even larger beneficiaries of investors’ elevated appetite for risk, with the Russell 2000® Index appreciating 23.73% over the same period.

Economic optimism began to ease in early 2011, beginning with concerns over oil prices in January, as prices continued to climb due to unrest across the Arab world. Beginning with the ousting of Tunisia’s president on January 14th, 2011, a number of Arab nations ruled by authoritarian regimes experienced popular uprisings in what became known as the “Arab Spring.” The initial upheaval in Tunisia and Egypt quickly led to the overthrow of both governments. However, unrest in Libya and growing concern about unrest in Saudi Arabia caused many investors to fear a potential oil supply disruption. While Saudi Arabia managed to avert a serious crisis, Libya disintegrated into civil war and this turmoil helped drive crude oil prices above $100 per barrel, a psychologically important number for investors.

With the market struggling to digest the potential impact of the “Arab Spring,” on March 11th, 2011, a large earthquake and tsunami ravaged a significant portion of Japan, the world’s third largest economy. The natural disaster devastated key parts of Japan’s industrial heartland, including the country’s automotive industry, and caused a nuclear crisis at the Fukushima nuclear plant. The Fukushima crisis fomented global criticism of nuclear power and provided a further tailwind to rising oil prices.

In the month following Japan’s disaster and bolstered by the ongoing war in Libya, West Texas Intermediate crude oil prices, which are a key input to U.S. gasoline prices, peaked at over $110 dollars a barrel. These were price levels not seen since the oil price rally of 2007. The negative economic impacts of such elevated prices on inflation and the consumer caused many investors and governments to become more concerned about the detrimental effect these prices would have on the fragile global economic recovery. In June 2011, the International Energy Agency released 60 million barrels of oil into the market in an effort to push oil prices down. This contributed to a decrease in oil prices over the following months. After leading markets during late 2010 and early 2011, energy stocks struggled throughout the second and third quarters of 2011 in response to lower oil prices and global economic concerns and were among the worst performing stocks in the Russell 1000® and Russell 2000® Indexes.

While economic concerns remained, the positive impact of lower oil prices on consumer spending and the diminishing risks of inflation provided investors with some hope that the global economic recovery could continue. However, the optimism quickly dissipated in June with the re-emergence of the European debt crisis, as Greek, Italian and Spanish bond yields rose rapidly. With fears that the sovereign debt contagion had spread to Italy and Spain, investors questioned the viability of both the Eurozone and the European Union.

Sovereign debt issues became the key market theme for the next several months. While Europe continued to be mired in uncertainty, the U.S. became the focal point of investor concern in late July and early August, as political contention over the budget deficit threatened to result in a U.S. government debt default. While this outcome was eventually

4	Market Summary

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Market Summary as of October 31, 2011, continued — (Unaudited)

avoided, the uncertainty resulted in Standards & Poor’s downgrade of U.S. sovereign debt from its prestigious AAA credit rating. This downgrade, along with weakening U.S. economic data such as disappointing housing data and increasing unemployment, was a catalyst for a U.S. equity market sell-off, which was further exacerbated by the political gridlock in Europe on a solution to the ongoing sovereign debt crisis. Consequentially, the Russell 1000® Index and the Russell 2000® Index both experienced one of the largest quarterly declines in their history, falling 14.68% and 21.87%, respectively.

The market’s focus on macroeconomic news, especially coming out of Europe, drove correlations among stocks higher and was a large determinant of overall market performance. The fear and macro-driven market environment during the second and third quarters of 2011 saw higher risk stocks penalized. Consequently, stocks perceived to be sensitive to economic growth, including those with higher betas and more cyclical earnings patterns, struggled. Investors sought stocks in categories that are traditionally viewed as “safe” investments, such as consumer staples and utilities. As a result, stocks with low volatility and high dividend yields performed best, as investors looked to reduce their sensitivity to a potentially weakening economic environment.

While the sell-off pushed the market into bear market territory, October saw the U.S. equity market rebound as fears about another global economic meltdown eased. Many market commentators viewed the magnitude of the rebound as the result of the deeply depressed valuations witnessed in September. The dividend yield on the Russell 1000® Index and the S&P 500® Index both surpassed the yield on 10-Year Treasury notes. Investors began to look toward companies with historically low price-to-earnings and price-to-book ratios and some investors became increasingly willing to pay more for higher growth stocks. With economic data showing positive but slow economic growth and European governments making progress on the sovereign debt crisis, market fears declined through October. As a result, the Russell 1000® Index and the Russell 2000® Index rose 11.21% and 15.14% in October, respectively.

The overall style environment during the year favored growth managers. The Russell 1000® Growth Index returned 9.92% and the Russell 1000® Value Index returned 6.16%. As the market struggled during the second and third quarters of 2011, growth managers were better able to limit losses. Quality elements of many growth managers’ processes, including looking for highly profitable stocks and companies with low amounts of debt, were beneficial to performance. Some more cyclical exposures that are commonly held among value mangers, including high earnings variability, leverage and low valuations, all provided headwinds to performance during the fiscal year.

Non-U.S. Developed Equity Markets

For the fiscal year ended October 31, 2011, the non-U.S. equity market as measured by the Russell Developed ex-U.S. Large Cap® Index (the “Index”) was down 3.60%. The period was marked by volatile swings in stock prices and a series of unfavorable global developments. With the depressed U.S. housing market continuing to negatively affect the global economy and an increasingly difficult credit crisis gripping Europe, Japan’s earthquake and tsunami dealt a serious blow to Japan’s already struggling economy and added to the difficult global market environment. Japan’s earthquake severely damaged its Fukushima nuclear power facility, and the economic ripple effects of the nuclear disaster were evident in major changes to national energy policies and global supply chains, most notably in the global auto and technology industries. With the added threats of mounting inflationary pressures in emerging markets due to rising commodity prices, including food and energy, and civil unrest in the Middle East, investors grew increasingly risk averse as 2010 progressed.

Amidst the uncertainty in the global economy, corporate earnings proved resilient through the period as expectations for sharp deterioration in earnings were not realized. The European Union’s decision to write down Greece’s debt and the recapitalization of most European banks provided support for the down markets. Markets rallied in October on assurances from the European Union that it would reach a successful resolution of the sovereign debt crisis, mitigating the 12% decline of stocks as measured by the Index through September.

Over the fiscal year, U.S. dollar weakness versus other major currencies exacerbated the impact of falling international equity market performance for U.S. dollar investors. The Index fell more than 6% in local currencies. The U.S. Federal Reserve’s first and second rounds of quantitative easing (a form of monetary policy used to increase the money supply

Market Summary	5

Russell Investment Company

Market Summary as of October 31, 2011, continued — (Unaudited)

through the Federal Reserve’s purchase of government securities or other securities from the market), combined with indications that there could be more rounds of such activity to come, kept the dollar down for much of the period, even as the global market’s flight to quality continued to support U.S. debt issuance at historically low yields.

In a world increasingly concerned with flagging economic growth, investors gravitated to areas of the market most likely able to sustain growth in a weak global economy. This favored stable growth sectors such as consumer staples and health care and growth oriented investment strategies in general. The Russell Developed ex-U.S. Large Cap Growth® Index ended the 12-month period down only 0.04%. In contrast, the Russell Developed ex-U.S. Large Cap Value® Index was down more than 12%, with its heavy exposure to financial stocks a major factor in its underperformance.

Regionally, the United Kingdom (U.K.) and Japan offered some downside protection to market declines. The U.K. is home to many of the world’s largest consumer staples, health care and energy companies. Unilever, British American Tobacco, GlaxoSmithKline, British Petroleum and Shell are the types of stable earning companies investors favored during the period. U.K. stocks in the Index managed to gain 1.11%, aided by a strengthening British pound. Japan’s geographic and economic distance from Europe was potentially its biggest asset. Japanese share prices started the period at depressed levels, leaving investors more willing to invest in Japan as a relatively safe haven from European shares. Japanese shares ended the period down 0.48% in U.S. dollars as measured by the Index. A strengthening yen continued to challenge Japanese export companies, but benefited foreign investors. The Japanese market was down nearly 4% in yen terms as measured by the Index.

The Asia/Pacific ex-Japan region was down 5.48% for the period as measured by the Index. Investors in the Asia/Pacific region were concerned with slowing global economic growth and its potential impact on commodity producing countries, notably Australia. However, the stock markets of the commodity-producing countries held up somewhat better for U.S. dollar investors who benefited from the appreciation of those markets’ currencies relative to the U.S. dollar. Australia’s 2.97% U.S. dollar gain helped offset weakness elsewhere in the region, particularly in Hong Kong where stocks fell nearly 9% on concerns that China’s anti-inflationary measures would cause an economic slowdown.

The Europe ex-U.K. region was also down for the period. Europe’s primary concern was the increasing risk of a sovereign debt default in Greece, Ireland, Italy, Portugal, and Spain. This was seen as a threat to the survival of the European Union, as the economically healthier nations would be forced to bail out their more fiscally stressed members. While the stock markets of the distressed European nations fell most dramatically, led by the nearly 55% drop in the value of Greek shares, the stock markets of Germany and France also reflected the strains, and ended the period down 6.83% and 10.77%, respectively, as measured by the Index.

These concerns in Asia/Pacific ex-Japan and Europe ex-U.K. were reflected in the sector performance. The more defensive sectors, such as consumer staples, health care and telecommunications, led the non-U.S. equity market in the August and September sell off, as consumer staples gained 8.90% for the period as measured by the Index. Sectors most dependent on economic growth made a strong comeback in October, and energy stocks gained more than 17%, resulting in the energy sector being the best performing sector for the one-year period. Overall, the energy sector gained 12.90% for the period as measured by the Index. However, losses in other sectors dependent on economic growth continued. The stresses facing the global financial sector, including persistent weakness in the U.S. housing/mortgage market, exposure to distressed sovereign debts, and the additional threats of high unemployment and anemic capital markets, contributed to the financial sector being the worst performer for the period, down more than 9% overall despite a nearly 12% gain in October as measured by the Index. European bank stocks were down due to fears that European banks’ holdings of Greek debt and the sovereign debt of other overly leveraged countries might result in their collapse. Financial stocks globally were also under pressure throughout the period, with concerns ranging from persistent weakness in the U.S. housing, labor, and investment markets to a potential real estate bubble in China. The materials sector was also down for the period due to slower growth in the developed economies and slowing growth in China. The material sector finished the period down 3.45% as measured by the Index.

Emerging Markets

The Russell Emerging Markets® Index (the “Index”) was down 8.0% over the fiscal year ended October 31, 2011. The period was characterized by high levels of volatility and macro-economic events that impacted the market, such as

6	Market Summary

Russell Investment Company

Market Summary as of October 31, 2011, continued — (Unaudited)

Middle East conflict in early 2011 and the European sovereign debt crisis in August and September 2011. Inflationary pressures, a theme continued from 2010, remained strong during the most of the fiscal year. However, emerging market central banks raised interest rates to contain inflation and emerging markets’ currencies appreciated in value relative to the U.S. dollar until the summer of 2011, when, driven by market fears, investors redeemed capital out of emerging markets, causing a market decline. After late summer 2011, as concerns regarding inflation decreased, emerging markets eased their anti-inflationary monetary policies, providing some relief to their capital markets. However, inflationary concerns were replaced with concerns regarding slowdown of global demand and the negative effect on economic growth.

In November and December of 2010, the Index gained 4.63%. This was in part due to a second round of quantitative easing by the U.S. Federal Reserve, which provided liquidity in the market and prompted some investors to turn to emerging markets in search of superior returns. In early 2011, investors lost some of their appetite for emerging market stocks, as pro-democracy movements swept through oil-producing regions in North Africa and the Middle East. This pushed up the price of crude oil, prompted worries about global economic growth, and served as a reminder of the political risks that can accompany investments in emerging markets. Investors’ risk appetite was further diminished by an earthquake, tsunami and nuclear disaster in Japan, which disrupted global manufacturing supply chains. The Index held up relatively well in the first quarter 2011 given the magnitude of these events, returning 1.41% over that period.

During the second quarter of 2011, rising prices, particularly of food and energy, became a concern for policymakers in the developing world. Central banks in emerging markets weighed the need to control inflation against the possibility of encouraging destabilizing capital inflows from developed markets, where interest rates remained at or close to historic lows. Despite these concerns, policymakers across the developing world opted to increase interest rates. While this strengthened the currencies of some countries, equity markets suffered as a result of the increases and the Russell Emerging Markets® Index declined 0.85% during the quarter.

The third quarter of 2011 was characterized by a deepening sovereign debt crisis in Europe, caused by the excessive debt of Greece and other European countries. By September, the International Monetary Fund (“IMF”) warned that the global economy had entered a “dangerous new phase.” IMF estimates showed that the chance of a serious slowdown in the global economy had doubled since earlier in the year. In a reminder that slowdown in the developed world carried risks for emerging markets, the IMF also warned that the developing world faced the risk of sharp reversals or even a sudden stop in economic growth. The overall effect of this economic uncertainty was a sharp rise in risk aversion during the third quarter of 2011, which caused investors to flee from emerging market equities in favor of safe-haven investments such as U.S., German and United Kingdom government bonds. The Index declined 22.38% during the third quarter. The Index recovered 14% in October, as a resolution to the European debt crisis seemed possible.

Russia was the best performing emerging market in the European region during the period, gaining 1.86% as measured by the Index. A 30% rise in the price of crude oil contributed to the gain, as energy companies comprise a large percentage of the Russian market. Performance in other European emerging markets was less strong. The Hungarian market fell by 34.15% as measured by the Index as its sovereign-debt crisis deepened. The problem was intensified when Hungary’s currency, the forint, fell to a record low against the Swiss franc, which is the currency in which most Hungarian mortgages are denominated. The Turkish stock market fell by 32.5% as measured by the Index as investors grew concerned that Turkey’s central bank was failing to address the country’s widening current-account deficit. Turkey’s foreign trade deficit, the key driver of the country’s increasing current account gap, grew 55% over the period, fueling market concerns that Turkish policy makers have failed to manage the fast-growing economy.

In Latin America, the Mexican market experienced a 1.6% loss as measured by the Index. High oil prices (which caused higher transportation costs) made Mexico’s proximity to the United States more valuable, while a fall in the peso made the country’s exports more competitive. Other Latin American markets followed the global trend downward due to the lower price of some mined commodities such as copper, since mined commodities represent a significant portion of the exports of some Latin American economies. The Chilean market, an important copper exporter, fell 16.3% as measured by the Index. The one-year period also saw a dramatic change in Brazil’s monetary policy. Initially, the Brazilian interest rate was raised in an effort to control inflation. By August, however, Brazilian policymakers were lowering interest rates

Market Summary	7

Russell Investment Company

Market Summary as of October 31, 2011, continued — (Unaudited)

in order to shield the country’s economy from an expected global slowdown. By the end of October, Brazilian industrial output had contracted for two consecutive quarters, prompting recession worries.

In Asia, there was significant difference in country-by-country performance. South Korea was the standout performer, gaining 5.7% as measured by the Index. South Korea’s strong performance stood in contrast to weakening in two of Asia’s larger markets, as India and China were down 21.74% and 16.37%, respectively, as measured by the Index. The Reserve Bank of India undertook the fastest interest rate increase in its history and thirteen consecutive interest rate hikes took India’s interest rate to 8% by the end of the period. In China, inflation hit a 37-month-high in July, even as the central bank raised interest rates. Chinese policymakers also increased the required reserve ratio for banks on multiple occasions, prompting renewed fears of a ‘hard landing’ in the Chinese economy. Small Southeast Asian countries also performed strongly. Philippines and Indonesia gained 6.03% and 5.75%, respectively, as measured by the Index. Southeast Asian cement companies did well and the region also benefited from the recovery in commodity prices during October 2011.

At the sector level, materials and processing was the best performing sector, gaining 4.34% during the fiscal year as measured by the Index. Cement companies in Asia (excluding India) did particularly well as infrastructure expenditures continued in these economies. India, while also benefiting from infrastructure expenditures, was already facing expensive valuations and the overall negative market sentiment dominated industry level performance. The technology sector also outperformed the Index (gaining 3.20% as measured by the Index), as companies in Korea and Taiwan benefited from manufacturing components of successful technology products in the U.S. such as the iPhone.

U.S./Global Fixed Income Markets

The fiscal year ended October 31, 2011 started off strong for fixed income markets, with the continuation of the global credit rally. Fixed income sectors that carry credit risk (i.e., credit sectors) generally outperformed similar duration U.S. Treasury securities. However, investors became increasingly pessimistic starting in May, when negative economic data caused investors to revise growth forecasts downward. The less optimistic growth outlook started a flight-to-quality trend, which led to substantially positive performance for U.S. Treasuries, while nearly all other fixed income sectors suffered. This dynamic persisted until a rebound in October 2011. For the fiscal year ended October 31, 2011, the Barclays Capital U.S. Aggregate Bond Index and the BofAML Global High Yield Index returned 5.00% and 3.47%, respectively.

The fiscal year started with the announcement of further quantitative easing by the Federal Reserve (the “Fed”), whereby the Fed intended to buy $600 billion in long-term U.S. Treasury securities. The intent of the quantitative easing program was to keep long-term interest rates low to help support the credit and housing markets. However, investors were more concerned with the inflationary effects of further easing and Treasury yields increased across the maturity spectrum (i.e., prices of Treasury securities declined). Credit sectors did well as the economy showed signs that it was stabilizing, which lead to economic growth forecasts that generally supported the performance of riskier assets. With Treasury prices falling and a continued market demand for riskier credit sector securities, credit sectors generally outperformed similar duration Treasuries through May 2011.

Despite the positive environment for riskier credit sectors during the first half of the year, developments abroad dampened investor optimism. In January, the markets focused on Egypt as an uprising of civil resistance resulted in protests, labor strikes and demonstrations in an effort to overthrow the Egyptian president. In February, while the Egyptian protests continued, the markets simultaneously focused their attention on the violent civil war in Libya. With Libya being a large producer of the world’s oil supply, investors had concerns over the Libyan civil war’s impact on oil prices, which rose 10% from the end of February through April as measured by the price change in West Texas Intermediate Crude Oil futures contracts.

The non-agency mortgage sector performance was generally strong during the first half of the year. In April, the Fed began selling sub-prime securities that were acquired from American International Group in 2008 and held in a trust called Maiden Lane II. The initial sales were received well by investors, who welcomed the additional supply in the marketplace as the non-agency mortgage market had been shrinking with little to no new issuance since the start of the financial crisis. However, the Fed announced an indefinite halt to the Maiden Lane II sales in June after watching the

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Market Summary as of October 31, 2011, continued — (Unaudited)

market prices for sub-prime mortgages drop materially since the initial sales due to a drawn out sales process. The sale of the Maiden Lane II assets involved frequent periodic sales that gave little time for investors to analyze and value the securities being sold, which dampened investors demand. The overall impact of the Fed’s sales was mixed as it demonstrated that there was pent-up demand for non-agency mortgages but also revealed the limits of the incremental demand and ultimately left non-agency mortgage prices lower.

The second half of the fiscal year was much more unfavorable than the first half. While credit sectors were able to push through many headwinds in the first half of the year, they began to underperform similar duration Treasury securities in May as investors started to lose optimism given the growing concerns over the European debt crisis, slowing U.S. economic growth, stagnant job market and negative housing market news. A renewed focus on these concerns sparked a flight-to-quality whereby investors sought the safety and liquidity of Treasuries over riskier credit sectors. Consequently, despite the formal end of the Fed’s quantitative easing in June, Treasury securities remained in demand and Treasury yields across all parts of the yield curve continued to decline.

Given the flight-to-quality and concerns over the negative impact of the European debt crisis on financial companies, financial-related corporate bonds performed poorly compared to non-financial corporate bonds. Generally, investors perceived non-financial corporate bond sub-sectors, such as industrials and utilities, to be less tied to the European debt crisis. Broadly, corporate bonds continued to exhibit low default rates and strong fundamentals, as many corporate bond issuers were able to refinance their debt after the peak of the financial crisis in 2008, putting them in a better financial position to repay their corporate debt going forward.

In July, concerns regarding a possible default and/or downgrade of U.S. government debt increased due to political gridlock and the possibility that the U.S. debt ceiling would not be raised in time to prevent a default. Ultimately, the debt ceiling was raised. However, Standard and Poor’s downgraded the U.S. debt rating to AA+ from the highest rating of AAA. Generally, a rating agency downgrade signals increased credit risk, which typically leads to higher yields to compensate investors for the additional risk. However, with serious concerns about the European debt crisis, U.S. Treasury securities reinforced their status as the world’s safe haven asset and saw their yields decline following the ratings downgrade. The dramatic flight-to-quality in early August caused Treasury yields to drop to historically low levels while credit sector yields lagged considerably or even rose in some instances.

With investors on edge and fearing the possibility of a recession, the Fed explicitly stated its intent to keep short-term interest rates low until at least mid-2013. Additionally, in September, the Fed formally announced a stimulus program to sell $400 billion in Treasury securities with maturities less than 3 years while purchasing the same amount in Treasury securities with maturities longer than 6 years. This was designed to lower longer term interest rates without the Fed having to take on additional debt. While the structure of the program was largely anticipated, investors underestimated its size. Thus, after the announcement, long term Treasury bonds saw a downward correction in yield to reflect the amount of the Fed’s buying. In addition, investors were surprised by the Fed’s simultaneous announcement of its intent to reinvest principal payments from its agency debt and agency mortgage-backed securities holdings back into agency mortgages-backed securities. This reinvestment plan was designed to keep mortgage rates low by creating demand for mortgage securities, thereby encouraging lenders to issue more mortgages to borrowers. This led to more divergent performance within agency mortgages depending on coupon and maturity date.

The fiscal year ended on a high note in October with better than expected economic data and positive developments around the European debt crisis. Non-farm payrolls bested consensus estimates at the end of September and preliminary estimates for third quarter GDP were nearly double the previous quarter. Consequently, investors were less pessimistic about both the U.S. and global economy, leading to credit sectors materially outperforming similar duration Treasuries. However, investors still remained cautious on the long term outlook given the lack of a long term solution for the European debt crisis. In addition, ratings agencies were active in October, downgrading European banks as well as the sovereign debt ratings of Italy and Spain.

Market Summary	9

Russell Investment Company

Russell U.S. Core Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

Russell U.S. Core Equity Fund - Class A ‡
	Total Return
1 Year	(1.42)%
5 Years	(1.99	)%§
10 Years	2.63	%§

Russell U.S. Core Equity Fund - Class C ‡‡
	Total Return
1 Year	3.81%
5 Years	(1.32	)%§
10 Years	2.98	%§

Russell U.S. Core Equity Fund - Class E
	Total Return
1 Year	4.67%
5 Years	(0.79	)%§
10 Years	3.26	%§

Russell U.S. Core Equity Fund - Class I
	Total Return
1 Year	4.95%
5 Years	(0.54	)%§
10 Years	3.51	%§

Russell U.S. Core Equity Fund - Class S ‡‡‡
	Total Return
1 Year	4.87%
5 Years	(0.61	)%§
10 Years	3.48	%§

Russell U.S. Core Equity Fund - Class Y
	Total Return
1 Year	5.06%
5 Years	(0.49	)%§
10 Years	3.58	%§

Russell 1000® Index **
	Total Return
1 Year	8.01%
5 Years	0.54	%§
10 Years	4.17	%§

10	Russell U.S. Core Equity Fund

Russell Investment Company

Russell U.S. Core Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

The Russell U.S. Core Equity Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has eleven money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2011?

For the fiscal year ended October 31, 2011, the Russell U.S. Core Equity Fund’s Class A, Class C, Class E, Class I, Class S and Class Y Shares gained 4.60%, 3.81%, 4.67%, 4.95%, 4.87% and 5.06%, respectively. This is compared to the Fund’s benchmark, the Russell 1000® Index, which gained 8.01% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2011, the Lipper® Large-Cap Core Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 5.62%. This result serves as a peer comparison and is expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other that the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The fiscal year ended October 31, 2011 was driven primarily by defensively-oriented factors. Despite periods of increased risk taking and rotation into more cyclical areas of the market in late 2010 and in October 2011, the highly defensive second and third quarters of 2011 had a large enough impact to largely account for the Fund’s performance over the entire period. Stocks with high betas were penalized during the fiscal year, as were stocks with low price-to-book values and debt-laden balance sheets. As investors began to give greater credence to the possibility of a double dip recession in the United States and a sovereign debt default in Europe, high quality and less economically sensitive stocks were rewarded. Stocks with strong return-on-assets and strong return-on-equity fared best during the fiscal year. Stocks with strong dividend yields and larger cap stocks also did well as investors became increasingly focused on owning more stable securities that would be better able to weather uncertain and difficult economic conditions.

The Fund performed well in the more pro-recovery and pro-risk environments during the final months of 2010 and during October of 2011. In contrast, the Fund struggled during the more risk-averse environment during the second and third quarters of 2011. In fact, the third quarter alone accounted for nearly all of the Fund’s underperformance for the fiscal year as the negative impact from its positions in moderately higher beta stocks more than offset the positive impact of the Fund’s positions in lower beta stocks during the period.

Historically high stock correlations within the Russell 1000® Index provided a very difficult environment for active stock selection. The inability of the market to delineate between companies was troublesome to many of the money managers’ investment processes and was a common theme in money manager discussions. Defensive stocks (i.e., less economically sensitive, high quality stocks) outperformed dynamic stocks (i.e., more economically sensitive, lesser quality stocks) both in the Russell 1000® Index and the Russell 2000® Index for the fiscal year. As the market began seriously pricing in the risk of a debt default scenario in the third quarter of 2011, the Russell 1000® Index experienced one of its worst quarters of performance in almost 20 years. Not surprisingly, more defensive securities were better able to hold value during this period. The Fund was positioned for a moderate economic recovery and was underweight to the more defensive stocks that performed best during that time period, which was detrimental to the Fund’s performance.

Growth stocks outperformed value stocks during the fiscal year. The worst-performing sector within the Russell 1000® Index was financial services, which underperformed the next-worst sector, materials and processing, by more than 650 basis points during the period. Fears of a sovereign debt default and a double dip recession within the U.S. and Europe had an asymmetrical impact on the sector. In addition, many insurers were negatively impacted by the earthquake, tsunami and nuclear crisis in Japan. The best-performing sector in the Index was energy, driven by strong performance during the first quarter of 2011 and October 2011 alongside rising oil prices. However, the overall impact on Fund performance from the energy sector was negative due to underweighting one of the better performing large integrated oil companies.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

During the course of the fiscal year, the Fund was positioned for a moderate economic recovery. The Fund performed well during late 2010 and in early 2011, when investors rewarded companies with high forecast growth and companies that stood to benefit from further economic growth. During the second and third quarters of 2011, the Fund struggled amid a highly correlated global sell off and a factor environment in which most measures of risk and cyclicality were penalized. During the month of May, RIMCo began tactically overweighting the Fund’s larger cap and more defensively positioned managers,

Russell U.S. Core Equity Fund	11

Russell Investment Company

Russell U.S. Core Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

including Montag & Caldwell, LLC (“Montag”), MFS Institutional Advisors, Inc. (“MFS”), Institutional Capital LLC (“ICAP”) and Lazard Asset Management, LLC (“Lazard”), while simultaneously underweighting higher beta and more cyclically-oriented managers, including Schneider Capital Management Corporation (“Schneider”), Suffolk Capital Management, LLC (“Suffolk”), BlackRock Capital Management, Inc (“BlackRock”), Columbus Circle Investors (“Columbus Circle”) and First Eagle Investment Management, LLC (“First Eagle”). This move proved beneficial as the market began to lose value, especially during the third quarter. The larger cap and more defensive managers were able to hold value better than those with higher risk, more economically sensitive exposures, including overweights to stocks with high betas and high earnings variability. At the end of the third quarter, RIMCo partially rebalanced the Fund’s manager weights, increasing allocations to those that had struggled most during the third quarter and decreasing allocations from those that had performed best. With the manager weights rebalanced closer to their strategic or normalized weights, the Fund was able to perform well during the month of October, when correlations fell, concerns over Europe receded and U.S. economic data began to brighten to a degree that the market rewarded stocks that were positioned to benefit from economic growth.

Despite the Fund’s more defensive tactical positioning during the worst period of 2011, the Fund’s remaining overweight to stocks with higher betas and stocks with more cyclical earnings patterns detracted from performance during the fiscal year. The Fund’s underweight to stocks with high dividend yields and underweight to the largest cap stocks within the Russell 1000® Index also detracted from performance. However, the largest detractor from Fund performance was stock selection. The impact was most significant in the financial services sector, where positions in the multi-line insurance, securities brokerage and services and life insurance industries detracted significantly from performance. Stock selection also detracted from performance within the technology sector, due primarily to investments in semiconductors and components and telecommunications equipment companies. Given the high correlations within the market and the pervasive nature of the market sell off, stock selection effects were negative in all sectors, other than producer durables, where the impact was positive, and consumer discretionary where the impact was neutral. The Fund saw little impact from sector weighting decisions during the period. It benefited from a slight overweight to the consumer discretionary sector during the period, but over the course of the fiscal year the impact was negligible. The Fund had a moderate overweight to the energy sector, though negative stock selection within the sector outweighed the benefit during the fiscal year.

BlackRock underperformed the Russell 1000® Growth Index for the fiscal year. An overweight to stocks with high betas detracted from the manager’s performance during the period. An underweight to stocks with high dividend yields also detracted from performance. BlackRock’s overweight to higher growth stocks with high twelve month price momentum and underweight to stocks with high return-on-equity provided headwinds to performance during the fiscal year. A large underweight to the energy segment detracted from its results along with its stock selection within the producer durables and technology sectors.

Columbus Circle underperformed the Russell 1000® Index for the fiscal year. Columbus Circle’s earnings momentum driven approach struggled during the more defensively driven period. Columbus Circle’s overweight to stocks with high betas and more cyclical earnings patterns both detracted from performance. An underweight to the energy sector and stock selection within the technology sector detracted materially from the manager’s performance during the fiscal year.

MFS outperformed the Russell 1000® Value Index for the fiscal year. MFS’ larger cap and higher quality investment approach fared well during the defensively dominated period. MFS was the Fund’s best-performing value manager during the fiscal year. As expected, MFS did best during the second and third quarters of 2011, when most of the Fund’s other managers struggled.

First Eagle outperformed the Russell 1000® Index for the fiscal year. Its event driven strategy performed well during the period. Most of its outperformance occurred during the more cyclically favorable periods at the end of 2010, the beginning of 2011 and October 2011. First Eagle’s large overweight to the energy sector was beneficial during this period. First Eagle struggled during the more defensive second and third quarters of 2011 due to its commodity and financial services exposures.

ICAP underperformed the Russell 1000® Value Index for the fiscal year. ICAP’s larger cap and higher quality value strategy performed well during the more defensively led second and third quarters of 2011, but struggled in the energy-led first quarter of 2011. Despite an underweight in the financial services sector which was beneficial to performance during the fiscal year, stock selection in this sector as well as in the consumer staples sector detracted most from ICAP’s returns during the period.

Montag slightly underperformed the Russell 1000® Growth Index for the fiscal year. Their large cap, consistent growth strategy did well during the defensively driven second and third quarters of 2011 as expected, but struggled in early 2011 and in October 2011 when the market rewarded more economically sensitive cyclical companies. Montag’s allocation in the Fund was held at an overweight to their strategic position from May 2011 to the beginning of October 2011, which helped protect Fund performance on the downside.

Lazard underperformed the Russell 1000® Index for the fiscal year. Though parts of Lazard’s process were rewarded during the period, such as an underweight to stocks with high betas,

12	Russell U.S. Core Equity Fund

Russell Investment Company

Russell U.S. Core Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

overweights to stocks with low price to book values and low price to earnings values detracted from performance. Negative stock selection within the financial services and consumer staples sectors detracted from Lazard’s performance while an underweight to the poorly performing financial services sector helped to offset this effect.

Schneider’s deep value oriented strategy underperformed the Russell 1000® Value Index for the fiscal year. Schneider’s stock selection within the shipping segment of the producer durables sector most significantly detracted from its performance during the period. A significant overweight to energy stocks helped performance during the period while its selection within the group hurt results due to higher beta holdings in the coal area in particular. Schneider was negatively impacted by an overweight to stocks with highly cyclical earnings patterns.

Snow Capital Management L.P. (“Snow”) underperformed the Russell 1000® Value Index for the fiscal year. Snow’s large overweight to the financial services sector detracted substantially from performance during the period as did its stock selection within the sector. Its large overweight to financial services also had implications for the balance of its portfolio, including an overweight to stocks with high betas and low price to book values, which detracted from performance.

Suffolk underperformed the Russell 1000® Index for the fiscal year. Its higher beta positioning and emphasis on financials was severely penalized during the fiscal year. In addition, Suffolk’s underweight to stocks with high dividend yields detracted from performance. Given the nature of Suffolk’s investment process, which emphasizes companies with positive earnings estimate revisions and surprises, and often has overweight exposure to more economically sensitive companies, RIMCo did not expect them to perform well in a period that penalized more cyclical companies.

RIMCo currently employs a “select holdings” strategy for a portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Pursuant to this strategy, RIMCo analyzes the holdings in the Fund segments assigned to money managers to identify particular stocks that have been selected and are held in overweight positions by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the Fund. RIMCo performs this analysis and ranking, and purchases or sells stocks based on this analysis and ranking, on a regular, periodic basis. The strategy is designed to increase the Fund’s exposure to stocks that are viewed as attractive by multiple money managers.

The select holdings portion of the Fund’s portfolio underperformed the Russell 1000® Index for the fiscal year. The strategy’s overweight to stocks with high betas detracted from its performance during the period. An underweight to stocks with high dividend yields also detracted from performance. The strategy’s stock selection within the technology, consumer discretionary and financial services sectors was detrimental to Fund performance during the fiscal year.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager line up during the fiscal year.

Money Managers as of October 31, 2011	Styles
BlackRock Capital Management, Inc.	Growth
Columbus Circle Investors	Growth
First Eagle Investment Management, LLC	Market Oriented
Institutional Capital LLC	Value
Lazard Asset Management, LLC	Market Oriented
MFS Institutional Advisors, Inc.	Value
Montag & Caldwell, LLC	Growth
Schneider Capital Management Corporation	Value
Snow Capital Management L.P.	Value
Suffolk Capital Management, LLC	Market Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

Russell U.S. Core Equity Fund	13

Russell Investment Company

Russell U.S. Core Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

*	Assumes initial investment on November 1, 2001.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

‡	The Fund first issued Class A Shares on September 2, 2008. The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.

‡‡	The Fund first issued Class C Shares on September 2, 2008. The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡	The Fund first issued Class S Shares on September 2, 2008. The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I Shares. Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

14	Russell U.S. Core Equity Fund

Russell Investment Company

Russell U.S. Core Equity Fund

Shareholder Expense Example — October 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2011 to October 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$900.00	$1,019.81
Expenses Paid During Period*	$5.12	$5.45

*	Expenses are equal to the Fund’s annualized expense ratio of 1.07% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$896.30	$1,016.03
Expenses Paid During Period*	$8.70	$9.25

*	Expenses are equal to the Fund’s annualized expense ratio of 1.82% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$900.10	$1,020.16
Expenses Paid During Period*	$4.79	$5.09

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell U.S. Core Equity Fund	15

Russell Investment Company

Russell U.S. Core Equity Fund

Shareholder Expense Example, continued — October 31, 2011 (Unaudited)

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$901.40	$1,021.48
Expenses Paid During Period*	$3.55	$3.77

*	Expenses are equal to the Fund’s annualized expense ratio of 0.74% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$901.00	$1,021.07
Expenses Paid During Period*	$3.93	$4.18

*	Expenses are equal to the Fund’s annualized expense ratio of 0.82% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$901.80	$1,021.98
Expenses Paid During Period*	$3.07	$3.26

*	Expenses are equal to the Fund’s annualized expense ratio of 0.64% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

16	Russell U.S. Core Equity Fund

Russell Investment Company

Russell U.S. Core Equity Fund

Schedule of Investments — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 95.7%
Consumer Discretionary - 16.3%
Aegean Marine Petroleum Network, Inc. (Ñ)	236,055	1,228
Amazon.com, Inc. (Æ)	119,781	25,574
Apollo Group, Inc. Class A (Æ)	241,200	11,421
AutoZone, Inc. (Æ)	19,300	6,245
Bed Bath & Beyond, Inc. (Æ)(Ñ)	370,758	22,928
Big Lots, Inc. (Æ)	80,750	3,044
BorgWarner, Inc. (Æ)(Ñ)	48,300	3,694
Carnival Corp.	123,960	4,365
CBS Corp. Class B	297,800	7,686
Chipotle Mexican Grill, Inc. Class A (Æ)(Ñ)	6,900	2,319
Coach, Inc.	172,200	11,205
Comcast Corp. Class A (Æ)	1,183,604	27,260
Costco Wholesale Corp.	130,500	10,864
Diageo PLC - ADR	69,650	5,773
DIRECTV, Inc. Class A (Æ)	79,200	3,600
eBay, Inc. (Æ)	409,330	13,029
Estee Lauder Cos., Inc. (The) Class A	51,826	5,102
Ford Motor Co. (Æ)(Ñ)	809,976	9,461
Hanesbrands, Inc. (Æ)	136,800	3,607
Hasbro, Inc. (Ñ)	213,410	8,122
Home Depot, Inc.	589,152	21,092
International Game Technology	245,700	4,322
JC Penney Co., Inc. (Ñ)	81,685	2,620
Johnson Controls, Inc.	1,066,273	35,112
KB Home (Ñ)	279,478	1,948
Las Vegas Sands Corp. (Æ)	503,855	23,656
Lear Corp.	192,000	9,007
LG Display Co., Ltd. - ADR	3,120	31
Limited Brands, Inc.	93,000	3,972
Lowe’s Cos., Inc.	760,998	15,996
Lululemon Athletica, Inc. (Æ)	38,000	2,146
Macy’s, Inc.	573,297	17,503
McDonald’s Corp.	283,400	26,314
Newell Rubbermaid, Inc.	369,500	5,469
Nielsen Holdings NV (Æ)	278,893	8,186
Nike, Inc. Class B	169,000	16,283
NVR, Inc. (Æ)(Ñ)	12,582	8,087
Omnicom Group, Inc.	269,600	11,992
Orient-Express Hotels, Ltd. Class A (Æ)(Ñ)	188,940	1,612
priceline.com, Inc. (Æ)	17,043	8,653
Stanley Black & Decker, Inc.	229,818	14,674
Starbucks Corp.	620,885	26,288
Starwood Hotels & Resorts Worldwide, Inc. (Ñ)(ö)	116,800	5,853
Target Corp.	148,190	8,113
TE Connectivity, Ltd.	85,349	3,034
Tesla Motors, Inc. (Æ)(Ñ)	91,900	2,699
Tiffany & Co. (Ñ)	143,900	11,473
Time Warner, Inc. (Ñ)	787,850	27,567
TJX Cos., Inc.	221,900	13,077
Toll Brothers, Inc. (Æ)(Ñ)	241,845	4,218
Viacom, Inc. Class A	847,034	37,142
Wal-Mart Stores, Inc.	745,809	42,302
Walt Disney Co. (The)	70,000	2,442

	Principal Amount ($) or Shares	Market Value $
Yum! Brands, Inc.	135,000	7,232

		616,642

Consumer Staples - 9.1%
Altria Group, Inc.	138,770	3,823
Archer-Daniels-Midland Co.	432,750	12,524
Coca-Cola Co. (The)	1,045,765	71,447
Colgate-Palmolive Co.	145,400	13,140
CVS Caremark Corp.	295,000	10,709
Energizer Holdings, Inc. (Æ)	107,200	7,910
General Mills, Inc.	417,576	16,089
Green Mountain Coffee Roasters, Inc. (Æ)	35,700	2,321
Hershey Co. (The) (Ñ)	66,294	3,794
Kraft Foods, Inc. Class A	1,138,754	40,061
Molson Coors Brewing Co. Class B (Ñ)	246,531	10,438
Nestle SA - ADR (Æ)	89,850	5,190
PepsiCo, Inc.	639,969	40,286
Philip Morris International, Inc.	249,270	17,417
Procter & Gamble Co. (The)	915,900	58,608
Ralcorp Holdings, Inc. (Æ)	81,760	6,609
Safeway, Inc. (Ñ)	415,477	8,048
Sysco Corp. (Ñ)	213,300	5,913
Whole Foods Market, Inc. (Ñ)	161,570	11,652

		345,979

Energy - 11.9%
Alpha Natural Resources, Inc. (Æ)	106,979	2,572
Anadarko Petroleum Corp.	175,336	13,764
Apache Corp.	111,610	11,120
Arch Coal, Inc.	609,552	11,106
BP PLC - ADR	100,580	4,444
Cabot Oil & Gas Corp.	78,335	6,088
Cameron International Corp. (Æ)	167,600	8,236
Chesapeake Energy Corp.	187,865	5,283
Chevron Corp.	353,202	37,104
ConocoPhillips	499,035	34,758
Consol Energy, Inc.	454,836	19,449
Devon Energy Corp.	331,475	21,529
Dresser-Rand Group, Inc. (Æ)	153,900	7,449
El Paso Corp.	344,663	8,620
Ensco PLC - ADR	93,100	4,623
EOG Resources, Inc.	59,054	5,281
EQT Corp.	167,846	10,658
Exxon Mobil Corp.	569,160	44,446
Halliburton Co.	790,044	29,516
Hess Corp.	114,900	7,188
Kinder Morgan, Inc. (Ñ)	253,124	7,239
Marathon Oil Corp.	277,550	7,225
Marathon Petroleum Corp.	298,575	10,719
National Oilwell Varco, Inc.	237,100	16,912
Noble Corp. (Æ)	57,850	2,079
Occidental Petroleum Corp.	484,951	45,071
Peabody Energy Corp.	273,255	11,851
Pioneer Natural Resources Co. (Ñ)	68,537	5,750
Range Resources Corp.	88,500	6,092
Schlumberger, Ltd.	262,000	19,249

Russell U.S. Core Equity Fund	17

Russell Investment Company

Russell U.S. Core Equity Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Southwestern Energy Co. (Æ)	304,200	12,789
Valero Energy Corp.	210,250	5,172
Williams Cos., Inc. (The)	213,478	6,428

		449,810

Financial Services - 13.8%
ACE, Ltd.	321,275	23,180
Allstate Corp. (The)	480,966	12,669
American Express Co.	280,798	14,214
Ameriprise Financial, Inc.	204,634	9,552
Assured Guaranty, Ltd.	261,569	3,332
Bank of America Corp.	498,460	3,404
Bank of New York Mellon Corp. (The)	348,002	7,405
BB&T Corp.	592,300	13,824
Berkshire Hathaway, Inc. Class B (Æ)	97,305	7,576
BlackRock, Inc. Class A	85,156	13,437
Capital One Financial Corp. (Ñ)	80,651	3,683
Citigroup, Inc.	300,800	9,502
Discover Financial Services	278,472	6,561
Goldman Sachs Group, Inc. (The)	149,960	16,428
Hartford Financial Services Group, Inc.	697,850	13,434
Huntington Bancshares, Inc.	1,501,840	7,780
iShares Russell 1000 Value Index Fund	17,668	1,114
Janus Capital Group, Inc. (Ñ)	373,400	2,450
Jefferies Group, Inc. (Ñ)	220,700	2,926
JPMorgan Chase & Co.	2,618,684	91,025
Lincoln National Corp.	489,965	9,334
Mastercard, Inc. Class A	41,717	14,486
MetLife, Inc. (Ñ)	1,374,752	48,336
NYSE Euronext	88,316	2,347
PNC Financial Services Group, Inc.	416,812	22,387
Prudential Financial, Inc.	613,979	33,278
Regions Financial Corp.	802,510	3,154
RenaissanceRe Holdings, Ltd. (Ñ)	81,679	5,564
Sunstone Hotel Investors, Inc. (Æ)(ö)	422,525	2,937
SunTrust Banks, Inc.	358,610	7,075
Travelers Cos., Inc. (The)	248,268	14,486
US Bancorp	136,041	3,481
Visa, Inc. Class A	216,112	20,155
Wells Fargo & Co.	2,446,948	63,400
Weyerhaeuser Co. (ö)	245,381	4,412
Willis Group Holdings PLC	29,785	1,082
XL Group PLC Class A	267,000	5,805

		525,215

Health Care - 11.6%
Abbott Laboratories	820,722	44,212
Allergan, Inc.	437,123	36,771
AmerisourceBergen Corp. Class A	364,325	14,864
Amgen, Inc.	278,549	15,953
Baxter International, Inc.	100,900	5,548
Becton Dickinson and Co.	69,270	5,419
Biogen Idec, Inc. (Æ)	63,400	7,377
Brookdale Senior Living, Inc. Class A (Æ)	303,875	5,038
Cardinal Health, Inc. (Ñ)	72,900	3,227
Cerner Corp. (Æ)	100,400	6,368

	Principal Amount ($) or Shares	Market Value $
Community Health Systems, Inc. (Æ)	305,250	5,336
Covidien PLC	218,450	10,276
Gilead Sciences, Inc. (Æ)	250,439	10,433
Johnson & Johnson	701,908	45,196
Medco Health Solutions, Inc. (Æ)	202,500	11,109
Medtronic, Inc.	376,131	13,067
Merck & Co., Inc.	624,556	21,547
Pfizer, Inc.	5,058,058	97,418
Quest Diagnostics, Inc. (Ñ)	117,600	6,562
Sanofi - ADR	300,750	10,752
Stryker Corp.	443,994	21,272
Teva Pharmaceutical Industries, Ltd. - ADR	138,000	5,637
Thermo Fisher Scientific, Inc. (Æ)	212,495	10,682
UnitedHealth Group, Inc.	78,600	3,772
Valeant Pharmaceuticals International, Inc.	77,100	3,050
Vertex Pharmaceuticals, Inc. (Æ)	105,500	4,177
Warner Chilcott PLC Class A (Æ)	378,200	6,853
Watson Pharmaceuticals, Inc. Class B (Æ)	129,600	8,704

		440,620

Materials and Processing - 2.8%
Air Products & Chemicals, Inc.	49,440	4,259
Ball Corp.	171,848	5,941
Bemis Co., Inc. (Ñ)	27,500	773
Celanese Corp. Class A	52,700	2,295
EI du Pont de Nemours & Co. (Ñ)	188,700	9,071
Freeport-McMoRan Copper & Gold, Inc.	116,900	4,706
International Paper Co.	76,500	2,119
Monsanto Co.	586,681	42,681
Newmont Mining Corp.	150,300	10,045
Packaging Corp. of America	101,157	2,638
Potash Corp. of Saskatchewan, Inc.	183,100	8,666
PPG Industries, Inc. (Ñ)	98,780	8,536
Precision Castparts Corp. (Ñ)	31,200	5,090

		106,820

Producer Durables - 10.5%
3M Co.	78,540	6,206
Accenture PLC Class A	781,624	47,101
AECOM Technology Corp. (Æ)	130,750	2,735
Agilent Technologies, Inc. (Æ)	53,100	1,968
Boeing Co. (The)	500,418	32,923
Caterpillar, Inc.	173,500	16,389
Corrections Corp. of America (Æ)	368,948	8,202
CSX Corp.	263,800	5,859
Cummins, Inc.	43,100	4,286
Danaher Corp.	392,860	18,995
Deere & Co.	119,345	9,058
Dover Corp.	79,230	4,400
Emerson Electric Co.	195,000	9,383
FedEx Corp.	161,200	13,191
Fluor Corp.	126,800	7,209
General Electric Co.	586,700	9,804
Honeywell International, Inc.	906,922	47,523
Illinois Tool Works, Inc. (Ñ)	124,300	6,045

18	Russell U.S. Core Equity Fund

Russell Investment Company

Russell U.S. Core Equity Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Ingersoll-Rand PLC	122,400	3,810
Lexmark International, Inc. Class A (Æ)	127,800	4,051
Lockheed Martin Corp.	246,736	18,727
Magna International, Inc. Class A	119,160	4,546
Manpower, Inc.	110,000	4,745
Monster Worldwide, Inc. (Æ)(Ñ)	246,835	2,278
Navistar International Corp. (Æ)	135,268	5,691
Norfolk Southern Corp.	95,200	7,044
Northrop Grumman Corp. (Ñ)	143,370	8,280
Pentair, Inc. (Ñ)	268,326	9,646
Raytheon Co.	198,958	8,792
Republic Services, Inc. Class A	88,100	2,507
Rockwell Automation, Inc.	97,700	6,609
Rockwell Collins, Inc. (Ñ)	36,129	2,017
Spirit Aerosystems Holdings, Inc. Class A (Æ)	293,950	5,018
Terex Corp. (Æ)(Ñ)	138,600	2,306
United Continental Holdings, Inc. (Æ)(Ñ)	373,000	7,206
United Parcel Service, Inc. Class B	282,000	19,808
United Technologies Corp.	290,830	22,679

		397,037

Technology - 18.9%
Activision Blizzard, Inc.	220,800	2,957
Altera Corp.	268,600	10,185
Amphenol Corp. Class A (Ñ)	60,633	2,879
Apple, Inc. (Æ)	210,657	85,270
Applied Materials, Inc.	1,590,844	19,599
ASML Holding NV Class G	101,550	4,258
Avago Technologies, Ltd.	344,600	11,637
Avnet, Inc. (Æ)	116,405	3,528
BCE, Inc.	419,150	16,603
Broadcom Corp. Class A (Ñ)	151,600	5,471
Check Point Software Technologies, Ltd. (Æ)(Ñ)	126,000	7,261
Cisco Systems, Inc.	2,797,624	51,840
Citrix Systems, Inc. (Æ)	119,000	8,667
Cognizant Technology Solutions Corp. Class A (Æ)	90,827	6,608
Dell, Inc. (Æ)	827,407	13,081
Electronic Arts, Inc. (Æ)	488,600	11,409
EMC Corp. (Æ)	542,700	13,302
Google, Inc. Class A (Æ)	98,568	58,415
Intel Corp. (Ñ)	771,702	18,938
International Business Machines Corp.	203,040	37,487
Marvell Technology Group, Ltd. (Æ)	249,800	3,495
Maxim Integrated Products, Inc.	287,200	7,513
MEMC Electronic Materials, Inc. (Æ)(Ñ)	442,885	2,653
Microsoft Corp.	1,983,533	52,821
NetApp, Inc. (Æ)	136,365	5,586
NXP Semiconductor NV (Æ)(Ñ)	117,100	2,104
Oracle Corp.	2,142,857	70,221
QUALCOMM, Inc.	1,149,911	59,335
Rackspace Hosting, Inc. (Æ)(Ñ)	51,000	2,111
Red Hat, Inc. (Æ)	139,400	6,921

	Principal Amount ($) or Shares		Market Value $
Riverbed Technology, Inc. (Æ)	71,200		1,964
Salesforce.com, Inc. (Æ)	95,500		12,718
SanDisk Corp. (Æ)	141,278		7,159
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	520,500		6,569
Teradata Corp. (Æ)	64,200		3,830
Texas Instruments, Inc.	1,486,600		45,683
VeriFone Systems, Inc. (Æ)(Ñ)	86,600		3,655
VMware, Inc. Class A (Æ)	81,600		7,976
Vodafone Group PLC - ADR	971,900		27,058
Western Digital Corp. (Æ)	290		8

			718,775

Utilities - 0.8%
AT&T, Inc.	267,960		7,854
Calpine Corp. (Æ)(Ñ)	342,499		5,196
FirstEnergy Corp.	84,259		3,788
GenOn Energy, Inc. (Æ)(Ñ)	1,392,845		4,248
NII Holdings, Inc. (Æ)	34,300		807
PG&E Corp.	43,700		1,875
Verizon Communications, Inc.	174,100		6,438

			30,206

Total Common Stocks (cost $3,192,236)			3,631,104

Short-Term Investments - 3.9%
Russell U.S. Cash Management Fund	149,825,751	(¥)	149,826

Total Short-Term Investments (cost $149,826)			149,826

Other Securities - 1.0%
Russell Investment Company Liquidating Trust (×)	3,571,718	(¥)	3,639
Russell U.S. Cash Collateral Fund (×)	32,812,072	(¥)	32,812

Total Other Securities (cost $36,384)			36,451

Total Investments - 100.6% (identified cost $3,378,446)			3,817,381

Other Assets and Liabilities, Net - (0.6%)			(22,296)

Net Assets - 100.0%			3,795,085

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Core Equity Fund	19

Russell Investment Company

Russell U.S. Core Equity Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Russell 1000 Mini Index Futures (CME)	391	USD	26,995	12/11	1,569
S&P 500 E-Mini Index Futures (CME)	1,807	USD	112,874	12/11	6,499
S&P 500 Index Futures (CME)	85	USD	26,548	12/11	1,561

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					9,629

Presentation of Portfolio Holdings — October 31, 2011

Amounts in thousands

	Market Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets

Common Stocks
Consumer Discretionary	$616,642	$—	$—	$616,642	16.3
Consumer Staples	345,979	—	—	345,979	9.1
Energy	449,810	—	—	449,810	11.9
Financial Services	525,215	—	—	525,215	13.8
Health Care	440,620	—	—	440,620	11.6
Materials and Processing	106,820	—	—	106,820	2.8
Producer Durables	397,037	—	—	397,037	10.5
Technology	718,775	—	—	718,775	18.9
Utilities	30,206	—	—	30,206	0.8
Short-Term Investments	—	149,826	—	149,826	3.9
Other Securities	—	36,451	—	36,451	1.0

Total Investments	3,631,104	186,277	—	3,817,381	100.6

Other Assets and Liabilities, Net					(0.6)

					100.0

Other Financial Instruments
Futures Contracts	9,629	—	—	9,629	0.3

Total Other Financial Instruments*	$9,629	$—	$—	$9,629

*	Other financial instruments reflected, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant quarter to quarter transfers in and out of levels 1, 2 and 3 during the period ending October 31, 2011.

See accompanying notes which are an integral part of the financial statements.

20	Russell U.S. Core Equity Fund

Russell Investment Company

Russell U.S. Core Equity Fund

Fair Value of Derivative Instruments — October 31, 2011

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts

Location: Statement of Assets and Liabilities - Assets
Daily variation margin on futures contracts*	$9,629

Derivatives not accounted for as hedging instruments	Equity Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$843

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$7,273

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Core Equity Fund	21

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

Russell U.S. Quantitative Equity Fund - Class A ‡
	Total Return
1 Year	4.10%
5 Years	(2.42	)%§
10 Years	2.25	%§

Russell U.S. Quantitative Equity Fund - Class C ‡‡
	Total Return
1 Year	9.63%
5 Years	(1.76	)%§
10 Years	2.60	%§

Russell U.S. Quantitative Equity Fund - Class E
	Total Return
1 Year	10.55%
5 Years	(1.22	)%§
10 Years	2.88	%§

Russell U.S. Quantitative Equity Fund - Class I
	Total Return
1 Year	10.83%
5 Years	(0.97	)%§
10 Years	3.13	%§

Russell U.S. Quantitative Equity Fund - Class S ‡‡‡
	Total Return
1 Year	10.74%
5 Years	(1.02	)%§
10 Years	3.11	%§

Russell U.S. Quantitative Equity Fund - Class Y
	Total Return
1 Year	10.94%
5 Years	(0.90	)%§
10 Years	3.21	%§

Russell 1000® Index **
	Total Return
1 Year	8.01%
5 Years	0.54	%§
10 Years	4.17	%§

22	Russell U.S. Quantitative Equity Fund

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

The Russell U.S. Quantitative Equity Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has five money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2011?

For the fiscal year ended October 31, 2011, the Russell U.S. Quantitative Equity Fund’s Class A, Class C, Class E, Class I, Class S and Class Y Shares gained 10.47%, 9.63%, 10.55%, 10.83%, 10.74% and 10.94%, respectively. This is compared to the Fund’s benchmark, the Russell 1000® Index, which gained 8.01% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2011, the Lipper® Multi-Cap Core Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 8.23%. This result serves as a peer comparison and is expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

For the fiscal year ended October 31, 2011, the Fund outperformed the Russell 1000® Index, aided by a more favorable environment for quantitative processes. While the dominance of the macroeconomic environment marginalized stock fundamentals and thereby caused stock correlations to reach elevated levels, factor correlations remained at normalized historical levels. It is these normalized historical factor levels that quantitative models are built upon.

For quantitative processes, factor correlation is the primary determinant of performance and is not necessarily precluded by high stock correlations. Therefore, during the fiscal year, quantitative processes were rewarded for identifying attractive factor cross-sections. In addition, factor payoffs were linear in nature (i.e., exposures to factor tails, which are the extreme ends of factors such as high and low beta, were not dominating factor returns as they had in 2009 and 2010). This was important to quantitative processes, which are risk controlled in nature and build factor models on long-term historical averages, not tail events. Also favorable for quantitative processes was the improvement in factor breadth. While 2009 and 2010 had been dominated by beta and earnings variability, the weakening economic outlook during the fiscal year resulted in investors moderating their preference for these factors. The combination of these market characteristics was conducive to the Fund’s positive stock selection, which accounted for the majority of the Fund’s positive performance.

The Fund was also rewarded for its neutral exposure to risk and overweight exposure to quality, as the rotation by investors away from risk was accompanied with a rotation towards quality based factors (e.g., return on equity, return on assets and earnings stability). This preference was a strong tailwind for the Fund, as quality had become inexpensive during the risk rally of 2009 and first half of 2010, offering more attractive risk/return characteristics.

In addition to the favorable market environment, the structural headwinds that quantitative processes faced from large market wide redemption of quantitative funds in 2008 through 2010 dissipated during the fiscal year. This resulted in two important developments for the Fund: quantitative factors were no longer under pressure from asset outflows and factor crowding (which occurs when a factor’s risk-adjusted performance is eroded by excess capital) was reduced, thereby improving factor efficacy. Both of these outcomes were beneficial for Fund performance during the year.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

The Fund’s money managers use a variety of quantitative investment models and mathematical techniques to rank relative attractiveness of securities based upon a security’s expected ability to outperform the total return of the manager’s benchmark. Money managers utilize models in their investment process that they believe, based upon their research, are predictive of future returns. Examples of quantitative models that may be used by some or all of the Fund’s money managers include, but are not limited to, dividend discount models, price/cash flow models, price/earnings models, earnings surprise models, earnings estimate revision models, price momentum models and relative volatility models. Money managers often rank the relative attractiveness of the securities based upon these models, then use quantitative portfolio construction techniques to create a portfolio they believe most likely to outperform their assigned benchmark. Money managers perform this process independently from each other.

Additionally, risk models for quantitative managers continue to evolve in an effort to minimize the impact of volatility and avoid unintended risks as the market evolves and new risk factors emerge. Therefore, even though stock prices were volatile during the fiscal year, the Fund did relatively well due to

Russell U.S. Quantitative Equity Fund	23

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

sophisticated risk modeling and enhancements by certain of the Fund’s money managers. These managers did this using single and dual optimization models, statistical and fundamental risk models, and timing models.

Furthermore, certain of the Fund’s money managers made a deliberate effort to distinguish themselves from other quantitative managers, and developed new models to help them interpret the market environment and better position themselves to take advantage of market opportunities. This benefited the Fund’s performance and resulted in positive stock selection through the money manager’s use of new event driven models, style momentum models, valuation models, off-balance sheet quality models, and sector specific models.

The Fund’s outperformance of its benchmark for the fiscal year was driven almost exclusively by stock selection, which was positive across all sectors except producer durables and utilities. Stock selection in health care was the largest positive contributor. Within this sector, stock selection in health care management services, biotech and pharmaceuticals all contributed positively. Both the strength and breadth of stock selection underlined the positive environment for quantitative processes over the fiscal year.

The improvement in the quantitative environment was the result of moderation of investors risk appetites and the linearization of factor payoffs (in comparison to 2009 and 2010, when quantitative managers struggled with tail risk and the dominance of beta). In this more normalized environment, quantitative models had greater success in distinguishing stocks and this positively contributed to Fund performance.

Aronson+Johnson+Ortiz, LP outperformed its S&P® 500 Index for the fiscal year. The manager benefited from positive stock selection aided by favorable tailwinds from an overweight exposure to larger market cap, lower risk (beta) and higher quality (return on equity) stocks. This positive stock selection accounted for all of the manager’s outperformance. Stock selection in health care and consumer discretionary were the largest positive contributors, driven by selection in health care management services and specialty retail respectively.

INTECH Investment Management, LLC outperformed the Russell 1000® Index for the fiscal year. After beta’s dominance on the market through 2009 and 2010, the impact of this factor moderated as investors diversified their focus across a wider spectrum of factors. Consequently this led to greater relative volatility between stocks, which was conducive to the manager’s investment approach and enabled the manager to outperform through positive stock selection. Stock selection was positive across the majority of sectors, with selection in consumer discretionary the largest contributor to performance.

Jacobs Levy Equity Management, Inc. outperformed the Russell 1000® Index for the fiscal year. The manager’s rotation from cheaper (low price-to-earnings, low price-to-book), riskier (high beta) stocks into companies with more defensive, sustainable earnings growth was highly beneficial during the year and reflective of the manager’s dynamic factor weighting. This provided strong tailwinds to the manager’s stock selection, which accounted for the majority of the manager’s outperformance, with selection in health care and consumer discretionary the largest positive contributors to performance. The manager’s sector exposures also contributed positively, driven by an overweight exposure to the more defensive sectors including consumer staples.

Numeric Investors LLC outperformed its S&P® 500 Index for the fiscal year. The more favorable quantitative environment was conducive to the manager’s stock selection. Consequently, stock selection was positive and accounted for all of the manager’s outperformance. However, positive stock selection was limited to three sectors: health care, financial services and materials & processing.

PanAgora Asset Management was added to the Fund in March 2011. Since then, the manager outperformed the Russell 1000® Index. Performance benefited from a relatively conducive environment for quantitative processes and from the manager’s event driven model, which saw the manager rewarded for a number of non-traditional quantitative holdings, such as spinoffs.

Until March 2011, RIMCo employed a “select holdings” strategy for a portion of the Fund’s assets that RIMCo determined not to allocate to the money managers. Pursuant to this strategy, RIMCo analyzed the holdings in the Fund segments assigned to money managers to identify particular stocks that were selected and held in overweight positions by multiple money managers. RIMCo used a proprietary model to rank these stocks. Based on this ranking, RIMCo purchased additional shares of certain stocks for the Fund. RIMCo performed this analysis and ranking, and purchased or sold stocks based on this analysis and ranking, on a regular, periodic basis. The strategy was designed to increase the Fund’s exposure to stocks that were viewed as attractive by multiple money managers.

Prior to its termination, the strategy outperformed the Russell 1000® Index during the period. Performance was driven by an overweight exposure to energy, which was rewarded in late 2010 and early 2011 when oil prices reached elevated levels, and by positive stock selection in health care. Within this sector, strong selection within pharmaceuticals was the primary contributor to performance.

Describe any changes to the Fund’s structure or the money manager line-up.

In March 2011, RIMCo Select Holdings was terminated and was replaced by PanAgora Asset Management, Inc.

24	Russell U.S. Quantitative Equity Fund

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

Money Managers as of October 31, 2011	Styles
Aronson+Johnson+Ortiz, LP	Market Oriented
INTECH Investment Management LLC	Market Oriented
Jacobs Levy Equity Management Inc	Market Oriented
Numeric Investors LLC	Market Oriented
PanAgora Asset Management Inc	Market Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2001.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

‡	The Fund first issued Class A Shares on September 2, 2008. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

‡‡	The Fund first issued Class C Shares on September 2, 2008. The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡	The Fund first issued Class S Shares on September 2, 2008. The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I Shares. Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell U.S. Quantitative Equity Fund	25

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Shareholder Expense Example — October 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2011 to October 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$929.30	$1,018.60
Expenses Paid During Period*	$6.37	$6.67

*	Expenses are equal to the Fund’s annualized expense ratio of 1.31% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$925.50	$1,014.77
Expenses Paid During Period*	$10.05	$10.51

*	Expenses are equal to the Fund’s annualized expense ratio of 2.07% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$929.50	$1,018.75
Expenses Paid During Period*	$6.23	$6.51

*	Expenses are equal to the Fund’s annualized expense ratio of 1.28% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

26	Russell U.S. Quantitative Equity Fund

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Shareholder Expense Example, continued — October 31, 2011 (Unaudited)

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$930.60	$1,020.16
Expenses Paid During Period*	$4.87	$5.09

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$930.30	$1,019.86
Expenses Paid During Period*	$5.16	$5.40

*	Expenses are equal to the Fund’s annualized expense ratio of 1.06% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$931.10	$1,020.77
Expenses Paid During Period*	$4.28	$4.48

*	Expenses are equal to the Fund’s annualized expense ratio of 0.88% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell U.S. Quantitative Equity Fund	27

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 106.4%
Consumer Discretionary - 15.1%
Aaron’s, Inc. Class A	18,300	490
Abercrombie & Fitch Co. Class A	78,400	5,833
Advance Auto Parts, Inc.	27,900	1,815
Amazon.com, Inc. (Æ)	60,888	13,000
AMC Networks, Inc. Class A (Æ)	146,424	4,776
Apollo Group, Inc. Class A (Æ)	182,800	8,656
Arbitron, Inc.	13,000	517
AutoNation, Inc. (Æ)	4,700	183
AutoZone, Inc. (Æ)(Û)	68,850	22,279
Bed Bath & Beyond, Inc. (Æ)	70,300	4,347
BorgWarner, Inc. (Æ)	14,900	1,140
Bridgepoint Education, Inc. (Æ)	69,619	1,509
Cablevision Systems Corp. Class A	471,511	6,823
CBS Corp. Class B	397,600	10,262
Charter Communications, Inc. Class A (Æ)	40,591	1,865
Chico’s FAS, Inc.	35,100	434
Chipotle Mexican Grill, Inc. Class A (Æ)	13,120	4,410
Coach, Inc. (Û)	311,958	20,299
Comcast Corp. Class A (Æ)(Û)	472,700	11,085
Costco Wholesale Corp.	25,200	2,098
Darden Restaurants, Inc.	2,600	124
DeVry, Inc.	22,700	855
Dillard’s, Inc. Class A	9,400	484
DIRECTV, Inc. Class A (Æ)(Û)	609,918	27,727
Discovery Communications, Inc. Class A (Æ)	55,000	2,390
DISH Network Corp. Class A (Æ)	238,500	5,765
Dollar Tree, Inc. (Æ)	92,026	7,358
eBay, Inc. (Æ)	408,441	13,001
Estee Lauder Cos., Inc. (The) Class A (Û)	207,766	20,455
Expedia, Inc.	71,575	1,880
Express, Inc.	63,850	1,442
Family Dollar Stores, Inc.	44,400	2,603
Foot Locker, Inc.	550,321	12,030
Ford Motor Co. (Æ)	25,000	292
Fortune Brands Home & Security, Inc. (Æ)	4,300	62
Fossil, Inc. (Æ)	20,800	2,156
GameStop Corp. Class A (Æ)	21,300	545
GateHouse Media, Inc./Old Class A (Æ)	50,400	2,025
General Motors Co. (Æ)(Û)	388,400	10,040
Genuine Parts Co.	2,800	161
Goodyear Tire & Rubber Co. (The) (Æ)	233,400	3,352
H&R Block, Inc.	244,200	3,734
Harley-Davidson, Inc.	3,400	132
Harman International Industries, Inc.	132,900	5,736
Hertz Global Holdings, Inc. (Æ)	198,300	2,300
Home Depot, Inc.	203,455	7,284
ITT Educational Services, Inc. (Æ)	38,210	2,368
JC Penney Co., Inc.	9,100	292
John Wiley & Sons, Inc. Class A	21,800	1,037
Johnson Controls, Inc.	2,100	69
Lear Corp.	119,444	5,603
Liberty Media Corp. Class A (Æ)	19,300	1,483
Liberty Media Corp. - Interactive (Æ)	8,600	141
Liberty Media Corp. - Liberty Starz Class A (Æ)	12,570	859

	Principal Amount ($) or Shares	Market Value $
Limited Brands, Inc. (Û)	249,232	10,645
Lowe’s Cos., Inc.	33,100	696
Macy’s, Inc.	305,900	9,339
Madison Square Garden Co. (The) Class A (Æ)	14,700	389
McDonald’s Corp.	28,200	2,618
McGraw-Hill Cos., Inc. (The) (Û)	166,431	7,073
Netflix, Inc. (Æ)	10,300	845
Nike, Inc. Class B	165,357	15,932
Nordstrom, Inc.	2,400	122
Nu Skin Enterprises, Inc. Class A	108,300	5,472
NVR, Inc. (Æ)	1,700	1,093
Omnicom Group, Inc.	10,100	449
O’Reilly Automotive, Inc. (Æ)	2,300	175
Panera Bread Co. Class A (Æ)	49,580	6,628
PetSmart, Inc.	112,473	5,281
Polaris Industries, Inc.	82,572	5,230
priceline.com, Inc. (Æ)	3,000	1,523
Ralph Lauren Corp. Class A	22,640	3,595
Ross Stores, Inc.	21,500	1,886
Snap-on, Inc.	10,700	574
Starbucks Corp.	102,070	4,322
Strayer Education, Inc.	10,800	920
Target Corp.	54,095	2,962
TE Connectivity, Ltd.	43,300	1,539
Tempur-Pedic International, Inc. (Æ)	23,500	1,599
Tiffany & Co.	2,700	215
Time Warner Cable, Inc. (Û)	270,360	17,219
Time Warner, Inc. (Û)	64,100	2,243
TJX Cos., Inc. (Û)	63,600	3,748
Toll Brothers, Inc. (Æ)	9,600	167
Tractor Supply Co.	20,900	1,483
True Religion Apparel, Inc. (Æ)	16,100	546
TRW Automotive Holdings Corp. (Æ)	113,900	4,795
Tupperware Brands Corp.	45,305	2,562
Ulta Salon Cosmetics & Fragrance, Inc. (Æ)	92,000	6,191
VF Corp.	1,200	166
Viacom, Inc. Class A (Û)	207,243	9,088
Virgin Media, Inc.	14,600	356
Visteon Corp. (Æ)	2,400	134
WABCO Holdings, Inc. (Æ)	1,100	55
Wal-Mart Stores, Inc.	137,700	7,810
Walt Disney Co. (The)	33,110	1,155
Washington Post Co. (The) Class B	1,200	408
Weight Watchers International, Inc.	11,700	873
Wyndham Worldwide Corp.	67,700	2,279
Wynn Resorts, Ltd.	10,500	1,394
Yum! Brands, Inc. (Û)	154,900	8,298

		429,698

Consumer Staples - 10.6%
Altria Group, Inc.	135,800	3,741
Beam, Inc.	4,300	213
Brown-Forman Corp. Class B - ADR	17,300	1,293
Bunge, Ltd.	5,100	315
Campbell Soup Co.	22,300	742
Church & Dwight Co., Inc.	114,902	5,076

28	Russell U.S. Quantitative Equity Fund

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Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Coca-Cola Co. (The)	121,352	8,291
Coca-Cola Enterprises, Inc.	481,300	12,909
Colgate-Palmolive Co. (Û)	258,993	23,405
ConAgra Foods, Inc.	248,100	6,284
Constellation Brands, Inc. Class A (Æ)	72,300	1,462
Corn Products International, Inc.	21,200	1,028
CVS Caremark Corp. (Û)	109,000	3,957
Dean Foods Co. (Æ)	277,300	2,695
Dr Pepper Snapple Group, Inc.	784,283	29,371
Energizer Holdings, Inc. (Æ)	2,400	177
Flowers Foods, Inc.	196,200	3,961
General Mills, Inc.	16,100	620
Green Mountain Coffee Roasters, Inc. (Æ)	15,800	1,027
Hansen Natural Corp. (Æ)	117,682	10,484
Herbalife, Ltd.	255,300	15,921
Hershey Co. (The)	103,300	5,912
HJ Heinz Co. (Û)	73,600	3,933
Hormel Foods Corp.	48,900	1,441
JM Smucker Co. (The)	17,000	1,309
Kellogg Co.	25,200	1,366
Kimberly-Clark Corp.	3,700	258
Kraft Foods, Inc. Class A	39,300	1,383
Kroger Co. (The) (Û)	251,300	5,825
Lorillard, Inc. (Û)	47,920	5,303
McCormick & Co., Inc.	32,400	1,573
Mead Johnson Nutrition Co. Class A	86,743	6,233
PepsiCo, Inc. (Û)	66,571	4,191
Philip Morris International, Inc. (Û)	879,720	61,466
Procter & Gamble Co. (The) (Û)	387,293	24,783
Ralcorp Holdings, Inc. (Æ)	15,400	1,245
Reynolds American, Inc.	53,900	2,085
Safeway, Inc. (Û)	109,700	2,125
Sara Lee Corp. (Û)	808,053	14,383
Smithfield Foods, Inc. (Æ)	11,900	272
Sysco Corp. (Û)	166,800	4,624
Tyson Foods, Inc. Class A	417,430	8,056
Walgreen Co. (Û)	240,300	7,978
Whole Foods Market, Inc. (Û)	52,600	3,794

		302,510

Energy - 13.4%
Anadarko Petroleum Corp.	26,689	2,095
Apache Corp.	863	86
Atwood Oceanics, Inc. (Æ)	7,000	299
Baker Hughes, Inc.	62,019	3,597
Cabot Oil & Gas Corp.	56,400	4,383
CARBO Ceramics, Inc.	3,900	530
Chesapeake Energy Corp.	13,100	368
Chevron Corp. (Û)	713,620	74,966
Cimarex Energy Co.	10,300	659
Cloud Peak Energy, Inc. (Æ)	73,200	1,680
Concho Resources, Inc. (Æ)	1,800	171
ConocoPhillips (Û)	351,100	24,454
Consol Energy, Inc.	4,300	184
Core Laboratories NV	28,800	3,118
Devon Energy Corp.	19,000	1,234
Diamond Offshore Drilling, Inc.	60,000	3,932

	Principal Amount ($) or Shares	Market Value $
El Paso Corp.	43,000	1,076
EQT Corp.	14,900	946
EXCO Resources, Inc.	6,200	78
Exxon Mobil Corp. (Û)	1,015,325	79,287
FMC Technologies, Inc. (Æ)	6,000	269
Halliburton Co. (Û)	420,740	15,719
Helmerich & Payne, Inc.	110,800	5,892
Hess Corp. (Û)	65,700	4,110
HollyFrontier Corp.	260,380	7,991
Hubbell, Inc. Class B	18,700	1,118
Kinder Morgan, Inc.	8,400	240
Marathon Oil Corp. (Û)	709,532	18,469
Marathon Petroleum Corp. (Û)	508,291	18,248
Murphy Oil Corp. (Û)	124,503	6,894
Nabors Industries, Ltd. (Æ)	299,700	5,494
National Oilwell Varco, Inc.	47,600	3,395
Oceaneering International, Inc.	183,541	7,678
Oil States International, Inc. (Æ)	12,600	877
Patterson-UTI Energy, Inc.	272,910	5,546
Peabody Energy Corp.	139,364	6,044
Pioneer Natural Resources Co.	20,900	1,754
Plains Exploration & Production Co. (Æ)	29,200	920
QEP Resources, Inc.	13,000	462
Range Resources Corp.	7,500	516
Rosetta Resources, Inc. (Æ)	63,200	2,802
Rowan Cos., Inc. (Æ)	3,300	114
SandRidge Energy, Inc. (Æ)	154,700	1,185
Schlumberger, Ltd.	56,539	4,154
SEACOR Holdings, Inc.	2,000	170
SM Energy Co.	81,211	6,733
Spectra Energy Corp.	31,200	893
Sunoco, Inc.	2,600	97
Superior Energy Services, Inc. (Æ)	164,200	4,617
Tesoro Corp. (Æ)	172,100	4,464
Ultra Petroleum Corp. (Æ)	15,200	484
Unit Corp. (Æ)	2,600	128
Valero Energy Corp. (Û)	1,131,713	27,840
Walter Energy, Inc. Class A	18,637	1,410
Whiting Petroleum Corp. (Æ)	63,676	2,964
Williams Cos., Inc. (The)	354,536	10,675

		383,509

Financial Services - 15.1%
ACE, Ltd. (Û)	203,400	14,675
Aflac, Inc.	90,873	4,097
Alexandria Real Estate Equities, Inc. (ö)	1,700	112
Alleghany Corp. (Æ)	1,300	413
Alliance Data Systems Corp. (Æ)	14,100	1,444
Allied World Assurance Co. Holdings AG	79,462	4,617
Allstate Corp. (The) (Û)	70,900	1,868
American Capital Agency Corp. (ö)	12,800	352
American Capital, Ltd. (Æ)	32,400	252
American Express Co.	350,964	17,766
American Financial Group, Inc.	50,517	1,810
Ameriprise Financial, Inc.	236,568	11,043
Annaly Capital Management, Inc. (ö)	29,000	489
Aon Corp.	68,300	3,184

Russell U.S. Quantitative Equity Fund	29

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Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Arch Capital Group, Ltd. (Æ)	33,612	1,209
Arthur J Gallagher & Co.	7,500	232
Aspen Insurance Holdings, Ltd.	47,558	1,260
Associated Banc-Corp.	30,500	340
Assurant, Inc.	142,768	5,502
AvalonBay Communities, Inc. (ö)	566	76
Axis Capital Holdings, Ltd.	77,732	2,437
Bank of New York Mellon Corp. (The) (Û)	263,400	5,605
BB&T Corp.	18,700	436
Berkshire Hathaway, Inc. Class B (Æ)	61,600	4,796
BlackRock, Inc. Class A	10,900	1,720
Boston Properties, Inc. (ö)	1,100	109
Brown & Brown, Inc.	32,200	711
Camden Property Trust (ö)	34,707	2,105
Capital One Financial Corp. (Û)	169,900	7,758
Capitol Federal Financial, Inc.	378,111	4,193
CBOE Holdings, Inc.	6,500	170
CBRE Group, Inc. Class A (Æ)	45,700	813
Charles Schwab Corp. (The) (Û)	351,246	4,313
Chimera Investment Corp. (ö)	26,600	80
Chubb Corp. (The) (Û)	193,958	13,005
Cincinnati Financial Corp.	10,200	295
CIT Group, Inc. (Æ)	206,891	7,210
Citigroup, Inc. (Æ)	91,940	2,904
Comerica, Inc.	3,300	84
Commerce Bancshares, Inc.	89,500	3,473
CommonWealth REIT (ö)	82,200	1,591
Cullen/Frost Bankers, Inc.	5,900	289
Discover Financial Services	419,200	9,876
Douglas Emmett, Inc. (ö)	8,300	162
Duke Realty Corp. (ö)	13,500	166
Dun & Bradstreet Corp. (The)	30,400	2,033
E*Trade Financial Corp. (Æ)	167,421	1,817
East West Bancorp, Inc.	36,200	705
Endurance Specialty Holdings, Ltd.	31,854	1,185
Equifax, Inc.	83,220	2,925
Equity Residential (ö)	23,000	1,350
Erie Indemnity Co. Class A	6,600	521
Essex Property Trust, Inc. (ö)	800	114
Factset Research Systems, Inc.	37,105	3,689
Fair Isaac Corp.	60,400	1,652
Federated Investors, Inc. Class B	7,200	141
Fidelity National Financial, Inc. Class A	27,700	428
Fidelity National Information Services, Inc.	134,400	3,519
Fifth Third Bancorp (Û)	859,044	10,317
First American Financial Corp.	129,400	1,553
First Horizon National Corp.	59,700	417
First Niagara Financial Group, Inc.	136,000	1,250
Fiserv, Inc. (Æ)	22,100	1,301
Forest City Enterprises, Inc. Class A (Æ)	45,300	620
Franklin Resources, Inc.	2,600	277
Fulton Financial Corp.	192,100	1,813
Global Payments, Inc.	169,033	7,762
Goldman Sachs Group, Inc. (The)	46,850	5,132
Green Dot Corp. Class A (Æ)	39,080	1,277
HCC Insurance Holdings, Inc.	42,700	1,136
Health Care REIT, Inc. (ö)	3,900	205

	Principal Amount ($) or Shares	Market Value $
Hospitality Properties Trust (ö)	108,400	2,605
Howard Hughes Corp. (The) (Æ)	2,503	120
Huntington Bancshares, Inc.	806,968	4,180
Interactive Brokers Group, Inc. Class A	92,700	1,426
IntercontinentalExchange, Inc. (Æ)	37,820	4,912
Jones Lang LaSalle, Inc.	52,000	3,360
JPMorgan Chase & Co. (Û)	1,374,342	47,772
Kemper Corp.	17,300	465
KeyCorp	1,338,078	9,447
Lazard, Ltd. Class A	33,400	913
Leucadia National Corp.	85,000	2,281
Lincoln National Corp.	159,600	3,040
Loews Corp.	16,900	671
M&T Bank Corp.	2,700	206
Markel Corp. (Æ)	2,300	889
Marsh & McLennan Cos., Inc.	81,500	2,496
Mastercard, Inc. Class A	30,960	10,751
MetLife, Inc.	1,600	56
Moody’s Corp.	128,100	4,546
Morgan Stanley	625,620	11,036
NASDAQ OMX Group, Inc. (The) (Æ)	65,600	1,643
New York Community Bancorp, Inc.	66,600	886
NYSE Euronext	4,000	106
People’s United Financial, Inc.	45,600	581
Plum Creek Timber Co., Inc. (ö)	17,200	648
PNC Financial Services Group, Inc.	169,400	9,098
Popular, Inc. (Æ)	533,031	991
Progressive Corp. (The) (Û)	226,500	4,306
ProLogis, Inc. (ö)	8,300	247
Prudential Financial, Inc.	22,000	1,192
Public Storage (ö)	800	103
Raymond James Financial, Inc.	68,400	2,077
Rayonier, Inc. (ö)	209,570	8,745
Regions Financial Corp.	98,800	388
Reinsurance Group of America, Inc. Class A	38,409	2,006
RenaissanceRe Holdings, Ltd.	3,900	266
Simon Property Group, Inc. (ö)	69,265	8,896
SL Green Realty Corp. (ö)	1,900	131
SLM Corp.	20,100	275
State Street Corp.	6,400	259
Symetra Financial Corp.	72,100	668
T Rowe Price Group, Inc.	4,400	233
Taubman Centers, Inc. (ö)	400	24
TCF Financial Corp.	10,800	115
TD Ameritrade Holding Corp.	16,800	282
Torchmark Corp.	97,673	3,998
Total System Services, Inc.	113,900	2,265
Travelers Cos., Inc. (The) (Û)	357,200	20,843
UDR, Inc. (ö)	13,400	334
Unum Group	39,900	951
US Bancorp	146,000	3,736
Validus Holdings, Ltd.	26,600	728
Valley National Bancorp	24,700	296
Visa, Inc. Class A	129,900	12,114
Waddell & Reed Financial, Inc. Class A	93,316	2,588
Washington Federal, Inc.	20,200	276

30	Russell U.S. Quantitative Equity Fund

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Webster Financial Corp.	47,029	924
Wells Fargo & Co. (Û)	598,311	15,502
Western Union Co. (The) (Û)	483,613	8,449
Weyerhaeuser Co. (ö)	132,900	2,390
White Mountains Insurance Group, Ltd.	1,900	798
WR Berkley Corp.	37,600	1,309

		431,020

Health Care - 12.7%
Abbott Laboratories (Û)	62,600	3,372
Aetna, Inc. (Û)	335,721	13,348
Alere, Inc. (Æ)	22,500	586
Alexion Pharmaceuticals, Inc. (Æ)	46,700	3,153
Align Technology, Inc. (Æ)	85,400	1,967
Allergan, Inc.	4,700	395
AMERIGROUP Corp. Class A (Æ)	18,000	1,001
AmerisourceBergen Corp. Class A (Û)	231,900	9,462
Amgen, Inc. (Û)	197,400	11,305
athenahealth, Inc. (Æ)	17,600	931
Baxter International, Inc.	46,700	2,568
Becton Dickinson and Co.	11,300	884
Biogen Idec, Inc. (Æ)(Û)	177,465	20,650
Bio-Rad Laboratories, Inc. Class A (Æ)	7,400	737
Boston Scientific Corp. (Æ)	948,500	5,587
Bristol-Myers Squibb Co.	162,300	5,127
Brookdale Senior Living, Inc. Class A (Æ)	6,200	103
Cardinal Health, Inc. (Û)	443,471	19,633
CareFusion Corp. (Æ)	205,564	5,262
Catalyst Health Solutions, Inc. (Æ)	7,400	407
Celgene Corp. (Æ)	55,500	3,598
Cepheid, Inc. (Æ)	50,125	1,799
Cerner Corp. (Æ)(Û)	91,220	5,786
Charles River Laboratories International, Inc. (Æ)	10,700	345
Cigna Corp.	245,287	10,876
Cooper Cos., Inc. (The)	18,700	1,296
Covance, Inc. (Æ)	14,700	746
Coventry Health Care, Inc. (Æ)	25,700	818
Covidien PLC	78,449	3,690
CR Bard, Inc.	57,500	4,942
DaVita, Inc. (Æ)	12,700	889
Dentsply International, Inc.	12,700	469
Edwards Lifesciences Corp. (Æ)	25,900	1,953
Eli Lilly & Co. (Û)	508,729	18,904
Endo Pharmaceuticals Holdings, Inc. (Æ)	89,200	2,882
Forest Laboratories, Inc. (Æ)(Û)	53,400	1,671
Gen-Probe, Inc. (Æ)	18,900	1,136
Gilead Sciences, Inc. (Æ)(Û)	396,400	16,514
HCA Holdings, Inc. (Æ)	6,500	152
Henry Schein, Inc. (Æ)	4,300	298
Hologic, Inc. (Æ)	89,500	1,443
Humana, Inc. (Û)	321,031	27,252
Illumina, Inc. (Æ)	34,900	1,069
Intuitive Surgical, Inc. (Æ)	6,000	2,603
Jazz Pharmaceuticals, Inc. (Æ)	34,500	1,344
Johnson & Johnson (Û)	185,400	11,938
Kinetic Concepts, Inc. (Æ)	22,700	1,552

	Principal Amount ($) or Shares	Market Value $
Laboratory Corp. of America Holdings (Æ)	19,800	1,660
Lincare Holdings, Inc.	33,300	784
McKesson Corp.	182,500	14,883
Medco Health Solutions, Inc. (Æ)	73,414	4,028
Medicis Pharmaceutical Corp. Class A	27,000	1,034
Mednax, Inc. (Æ)	13,400	882
Medtronic, Inc.	37,100	1,289
Merck & Co., Inc.	174,431	6,018
Mylan, Inc. (Æ)	35,800	701
Myriad Genetics, Inc. (Æ)	22,500	479
Omnicare, Inc.	37,100	1,106
Perrigo Co.	5,200	469
Pfizer, Inc. (Û)	1,611,443	31,036
Pharmasset, Inc. (Æ)	30,300	2,133
Qiagen NV (Æ)	12,000	165
Quest Diagnostics, Inc.	33,200	1,853
Regeneron Pharmaceuticals, Inc. (Æ)	7,400	409
Sirona Dental Systems, Inc. (Æ)	2,500	120
St. Jude Medical, Inc.	24,700	963
Stryker Corp. (Û)	121,600	5,826
SXC Health Solutions Corp. (Æ)	16,200	759
Team Health Holdings, Inc. (Æ)	17,500	356
Techne Corp.	15,100	1,039
Teleflex, Inc.	13,100	784
Thermo Fisher Scientific, Inc. (Æ)	2,400	121
Thoratec Corp. (Æ)	10,000	365
United Therapeutics Corp. (Æ)	1,400	61
UnitedHealth Group, Inc. (Û)	320,000	15,357
Varian Medical Systems, Inc. (Æ)	21,400	1,257
Vertex Pharmaceuticals, Inc. (Æ)	35,700	1,413
Warner Chilcott PLC Class A (Æ)	308,400	5,588
Watson Pharmaceuticals, Inc. Class B (Æ)	79,124	5,314
WellCare Health Plans, Inc. (Æ)	59,700	2,926
WellPoint, Inc. (Û)	178,900	12,326
Zimmer Holdings, Inc. (Æ)	104,273	5,488

		361,435

Materials and Processing - 4.1%
Agrium, Inc.	48,600	3,999
Air Products & Chemicals, Inc.	6,000	517
Airgas, Inc.	70,470	4,859
Alcoa, Inc. (Û)	398,600	4,289
Allied Nevada Gold Corp. (Æ)	1,000	38
Aptargroup, Inc.	700	33
Ball Corp.	106,978	3,698
Cabot Corp.	2,800	84
Carpenter Technology Corp.	8,000	454
Celanese Corp. Class A	6,500	283
CF Industries Holdings, Inc.	89,360	14,500
Cliffs Natural Resources, Inc.	64,600	4,407
Crown Holdings, Inc. (Æ)	59,800	2,021
Domtar Corp.	22,000	1,802
Dow Chemical Co. (The)	65,200	1,818
Eastman Chemical Co.	122,700	4,821
EI du Pont de Nemours & Co.	84,100	4,043
Fastenal Co.	11,200	427
Freeport-McMoRan Copper & Gold, Inc.	154,500	6,220

Russell U.S. Quantitative Equity Fund	31

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Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Huntsman Corp.	201,200	2,362
International Flavors & Fragrances, Inc.	15,400	933
International Paper Co.	218,733	6,059
LyondellBasell Industries NV Class A	276,100	9,073
Masco Corp.	37,700	362
MeadWestvaco Corp.	166,398	4,644
Molycorp, Inc. (Æ)	27,300	1,045
Monsanto Co. (Û)	49,700	3,616
Mosaic Co. (The)	3,100	181
Nucor Corp.	48,200	1,821
Owens Corning (Æ)	8,500	241
Potash Corp. of Saskatchewan, Inc.	56,800	2,688
PPG Industries, Inc. (Û)	172,692	14,922
Praxair, Inc.	4,700	478
Rockwood Holdings, Inc. (Æ)	2,900	133
Royal Gold, Inc.	10,500	752
Sealed Air Corp.	4,100	73
Sherwin-Williams Co. (The)	1,900	157
Silgan Holdings, Inc.	3,300	124
Teck Resources, Ltd. Class B (Æ)	49,300	1,977
Timken Co.	57,401	2,418
WR Grace & Co. (Æ)	116,096	4,852

		117,224

Producer Durables - 11.2%
3M Co.	7,700	608
Accenture PLC Class A (Û)	152,900	9,214
AGCO Corp. (Æ)	106,500	4,668
Agilent Technologies, Inc. (Æ)	60,500	2,243
Alexander & Baldwin, Inc.	3,600	149
Alliant Techsystems, Inc.	18,262	1,061
Ametek, Inc.	27,200	1,075
AO Smith Corp.	59,587	2,214
Automatic Data Processing, Inc.	65,000	3,401
Avery Dennison Corp.	6,700	178
Boeing Co. (The) (Û)	125,900	8,283
Booz Allen Hamilton Holding Corp. Class A (Æ)	28,400	449
Carlisle Cos., Inc.	12,100	505
Caterpillar, Inc.	132,253	12,493
CH Robinson Worldwide, Inc.	7,800	542
Chicago Bridge & Iron Co. NV	29,043	1,062
Convergys Corp. (Æ)	82,200	880
Con-way, Inc.	134,916	3,976
Cooper Industries PLC	7,800	409
Copa Holdings SA Class A	2,200	152
Copart, Inc. (Æ)	17,400	758
Corporate Executive Board Co. (The)	24,400	893
Corrections Corp. of America (Æ)	1,800	40
Covanta Holding Corp.	5,400	79
CSX Corp. (Û)	473,300	10,512
Cummins, Inc.	18,400	1,829
Danaher Corp.	23,400	1,131
Deere & Co.	20,000	1,518
Delta Air Lines, Inc. (Æ)	868,700	7,401
Dover Corp.	65,502	3,637
Eaton Corp.	6,300	282

	Principal Amount ($) or Shares	Market Value $
Emerson Electric Co.	2,200	106
Expeditors International of Washington, Inc.	1,800	82
FedEx Corp.	137,196	11,227
Flir Systems, Inc.	32,100	844
Fluor Corp.	263,100	14,957
Gardner Denver, Inc.	67,194	5,196
GATX Corp.	4,200	159
General Dynamics Corp.	138,000	8,858
General Electric Co. (Û)	1,705,920	28,506
Genpact, Ltd. (Æ)	10,000	161
Goodrich Corp.	5,600	687
Graco, Inc.	20,400	876
Harsco Corp.	35,100	809
Honeywell International, Inc.	53,300	2,793
Huntington Ingalls Industries, Inc. (Æ)	51,782	1,528
IHS, Inc. Class A (Æ)	14,700	1,235
Illinois Tool Works, Inc.	8,800	428
Ingersoll-Rand PLC	9,200	286
Iron Mountain, Inc.	61,500	1,902
Itron, Inc. (Æ)	38,700	1,424
ITT Corp.	133,219	6,075
JB Hunt Transport Services, Inc.	106,776	4,518
Joy Global, Inc.	38,000	3,314
Kansas City Southern (Æ)	3,200	202
KBR, Inc. (Û)	119,426	3,333
Kennametal, Inc.	14,000	544
L-3 Communications Holdings, Inc. Class 3	28,700	1,945
Landstar System, Inc.	15,400	687
Lockheed Martin Corp. (Û)	80,800	6,133
Manpower, Inc.	101,500	4,379
MAXIMUS, Inc.	1,100	44
Mettler-Toledo International, Inc. (Æ)	8,600	1,321
MSC Industrial Direct Co. Class A	4,500	306
National Instruments Corp.	16,900	451
Norfolk Southern Corp.	10,300	762
Northrop Grumman Corp.	114,300	6,601
Orbital Sciences Corp. (Æ)	35,200	544
Pall Corp.	5,400	276
Parker Hannifin Corp.	247,084	20,150
Paychex, Inc.	105,171	3,065
Raytheon Co. (Û)	415,400	18,357
Rockwell Automation, Inc.	24,800	1,678
Roper Industries, Inc.	8,400	681
RR Donnelley & Sons Co.	17,200	280
Ryder System, Inc.	59,300	3,021
Spirit Aerosystems Holdings, Inc. Class A (Æ)	6,500	111
Stericycle, Inc. (Æ)	20,500	1,713
Synopsys, Inc. (Æ)	223,333	5,988
Textron, Inc.	202,100	3,925
Thomas & Betts Corp. (Æ)	26,153	1,300
Tidewater, Inc.	9,600	473
Toro Co. (The)	33,191	1,794
Towers Watson & Co. Class A	63,100	4,146
TransDigm Group, Inc. (Æ)	18,300	1,719
Trinity Industries, Inc.	12,200	333

32	Russell U.S. Quantitative Equity Fund

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Tyco International, Ltd.	42,500	1,936
Union Pacific Corp. (Û)	142,600	14,199
United Parcel Service, Inc. Class B	3,500	246
United Technologies Corp. (Û)	230,442	17,970
URS Corp. (Æ)	24,775	884
UTi Worldwide, Inc.	83,305	1,217
Verisk Analytics, Inc. Class A (Æ)	17,500	615
Waste Connections, Inc.	27,450	935
Waste Management, Inc.	4,000	132
Werner Enterprises, Inc.	160,904	3,813
WESCO International, Inc. (Æ)	3,600	174
WW Grainger, Inc.	25,815	4,422

		320,418

Technology - 17.4%
Activision Blizzard, Inc. (Û)	802,300	10,743
Adobe Systems, Inc. (Æ)	150,500	4,426
Altera Corp.	32,100	1,217
Amdocs, Ltd. (Æ)	197,096	5,917
American Tower Corp. Class A (Æ)	231,433	12,752
Analog Devices, Inc.	1,200	44
Apple, Inc. (Æ)(Û)	245,249	99,272
Ariba, Inc. (Æ)	4,300	136
Arrow Electronics, Inc. (Æ)	39,400	1,420
Atmel Corp. (Æ)	113,600	1,200
Autodesk, Inc. (Æ)	155,900	5,394
Avago Technologies, Ltd.	23,900	807
Avnet, Inc. (Æ)	116,600	3,534
AVX Corp.	4,777	64
BMC Software, Inc. (Æ)	233,400	8,113
CA, Inc. (Û)	292,400	6,333
Cadence Design Systems, Inc. (Æ)	527,544	5,840
Ciena Corp. (Æ)	1,200	16
Cisco Systems, Inc. (Û)	1,320,165	24,463
Citrix Systems, Inc. (Æ)	3,000	219
Cognizant Technology Solutions Corp. Class A (Æ)	16,900	1,229
Computer Sciences Corp.	5,500	173
Compuware Corp. (Æ)	8,600	73
Comverse Technology, Inc. (Æ)	24,000	165
Cypress Semiconductor Corp.	126,200	2,412
Dolby Laboratories, Inc. Class A (Æ)	9,600	281
DST Systems, Inc.	9,500	477
Electronic Arts, Inc. (Æ)	279,388	6,524
EMC Corp. (Æ)	25,300	620
Equinix, Inc. (Æ)	1,500	144
F5 Networks, Inc. (Æ)	1,300	135
Fairchild Semiconductor International, Inc. Class A (Æ)	22,300	334
Fortinet, Inc. (Æ)	254,300	5,864
Gartner, Inc. (Æ)	94,300	3,632
Google, Inc. Class A (Æ)(Û)	12,760	7,562
Harris Corp.	7,300	276
Hewlett-Packard Co. (Û)	261,800	6,967
IAC/InterActiveCorp (Æ)	75,217	3,071
Informatica Corp. (Æ)	30,300	1,379
Integrated Device Technology, Inc. (Æ)	234,100	1,423

	Principal Amount ($) or Shares	Market Value $
Intel Corp. (Û)	842,900	20,685
International Business Machines Corp. (Û)	153,730	28,383
International Rectifier Corp. (Æ)	12,900	313
Intuit, Inc. (Û)	323,360	17,355
IPG Photonics Corp. (Æ)	10,300	544
Jabil Circuit, Inc.	265,800	5,465
JDS Uniphase Corp. (Æ)	10,200	122
KLA-Tencor Corp.	5,600	264
LSI Corp. (Æ)(Û)	1,577,235	9,858
Maxim Integrated Products, Inc.	167,400	4,379
Mentor Graphics Corp. (Æ)	165,389	1,879
Microchip Technology, Inc.	41,100	1,486
Micron Technology, Inc. (Æ)	23,300	130
Microsoft Corp. (Û)	1,849,674	49,257
Motorola Solutions, Inc. (Û)	256,892	12,051
NCR Corp. (Æ)	163,112	3,106
NetApp, Inc. (Æ)(Û)	115,170	4,717
NetSuite, Inc. (Æ)	30,000	1,141
NeuStar, Inc. Class A (Æ)	64,551	2,052
Nuance Communications, Inc. (Æ)	5,700	151
NVIDIA Corp. (Æ)	278,100	4,116
ON Semiconductor Corp. (Æ)	139,900	1,059
Oracle Corp. (Û)	753,753	24,700
PMC - Sierra, Inc. (Æ)	449,500	2,850
Polycom, Inc. (Æ)	122,500	2,025
QUALCOMM, Inc.	59,100	3,050
Rackspace Hosting, Inc. (Æ)	51,600	2,136
Red Hat, Inc. (Æ)	89,284	4,433
Research In Motion, Ltd. (Æ)	98,600	1,992
Riverbed Technology, Inc. (Æ)	121,000	3,337
SAIC, Inc. (Æ)	286,200	3,557
Salesforce.com, Inc. (Æ)(Û)	38,470	5,123
Solera Holdings, Inc.	5,500	300
Spansion, Inc. Class A (Æ)	56,870	585
Symantec Corp. (Æ)(Û)	1,170,800	19,915
Tellabs, Inc.	279,000	1,208
Teradata Corp. (Æ)	25,800	1,539
Texas Instruments, Inc.	79,000	2,428
TIBCO Software, Inc. (Æ)	13,400	387
Unisys Corp. (Æ)	56,859	1,478
Varian Semiconductor Equipment Associates, Inc. (Æ)	7,000	439
VeriFone Systems, Inc. (Æ)	2,600	110
VeriSign, Inc.	22,300	716
Vishay Intertechnology, Inc. (Æ)	5,300	57
VMware, Inc. Class A (Æ)(Û)	31,200	3,050
Western Digital Corp. (Æ)	264,500	7,046
Xilinx, Inc.	11,700	391

		496,016

Utilities - 6.8%
AES Corp. (The) (Æ)	749,300	8,407
AGL Resources, Inc.	3,600	151
Alliant Energy Corp.	65,800	2,683
Ameren Corp.	389,742	12,425
American Electric Power Co., Inc.	13,400	526
American Water Works Co., Inc.	135,812	4,146

Russell U.S. Quantitative Equity Fund	33

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Aqua America, Inc.	23,500	522
AT&T, Inc. (Û)	1,364,700	39,999
Atmos Energy Corp.	10,200	350
California Water Service Group	26,700	496
Calpine Corp. (Æ)	29,200	443
CenterPoint Energy, Inc.	28,000	584
CenturyLink, Inc.	149,170	5,260
CMS Energy Corp.	63,100	1,314
Consolidated Edison, Inc.	21,700	1,256
Constellation Energy Group, Inc.	21,800	865
Dominion Resources, Inc.	31,300	1,615
DPL, Inc.	25,600	777
DTE Energy Co.	51,500	2,684
Duke Energy Corp.	7,000	143
Edison International (Û)	180,500	7,328
Energen Corp.	12,300	603
Entergy Corp. (Û)	79,400	5,492
FirstEnergy Corp.	36,247	1,630
Frontier Communications Corp.	18,100	113
Hawaiian Electric Industries, Inc.	5,600	142
Integrys Energy Group, Inc.	400	21
ITC Holdings Corp.	18,200	1,323
MDU Resources Group, Inc.	24,300	501
MetroPCS Communications, Inc. (Æ)	353,100	3,001
National Fuel Gas Co.	15,900	975
NextEra Energy, Inc.	10,800	609
NII Holdings, Inc. (Æ)	181,675	4,275
NiSource, Inc.	218,702	4,831
Northeast Utilities	59,100	2,043
NRG Energy, Inc. (Æ)	5,500	118
NSTAR	39,100	1,763
NV Energy, Inc.	407,757	6,540
OGE Energy Corp.	17,600	911
Oneok, Inc.	38,600	2,936
Pepco Holdings, Inc.	46,300	917
PG&E Corp. (Û)	323,957	13,898
Pinnacle West Capital Corp.	32,455	1,479
Progress Energy, Inc. Class D	79,036	4,118
Public Service Enterprise Group, Inc. (Û)	133,900	4,512
SCANA Corp.	3,100	131
Sempra Energy	32,200	1,730
Southern Co.	23,800	1,028
Southern Union Co.	2,900	122
Sprint Nextel Corp. (Æ)	172,100	442
TECO Energy, Inc.	5,700	106
Telephone & Data Systems, Inc.	98,499	2,283
Time Warner Telecom, Inc. Class A (Æ)	6,700	124
UGI Corp.	2,300	66
Vectren Corp.	6,200	176
Verizon Communications, Inc. (Û)	726,142	26,853
Westar Energy, Inc.	31,800	867
Windstream Corp.	20,700	252
Wisconsin Energy Corp.	98,402	3,191
Xcel Energy, Inc.	41,600	1,075

		193,171

Total Common Stocks (cost $2,778,949)		3,035,001

	Principal Amount ($) or Shares	Market Value $
Short-Term Investments - 2.0%
Russell U.S. Cash Management Fund	55,108,960 (¥)	55,109

Total Short-Term Investments (cost $55,109)		55,109

Total Investments - 108.4% (identified cost $2,834,058)		3,090,110

Securities Sold Short - (8.5)%
Consumer Discretionary - (1.2)%
American Greetings Corp. Class A	(12,500)	(200)
Cabela’s, Inc. (Æ)	(60,800)	(1,515)
CarMax, Inc. (Æ)	(218,000)	(6,553)
Cooper Tire & Rubber Co.	(46,791)	(670)
Dillard’s, Inc. Class A	(44,800)	(2,308)
DreamWorks Animation SKG, Inc. Class A (Æ)	(161,100)	(2,988)
Gaylord Entertainment Co. (Æ)	(58,300)	(1,364)
K12, Inc. (Æ)	(41,740)	(1,463)
Life Time Fitness, Inc. (Æ)	(35,100)	(1,514)
MDC Holdings, Inc.	(101,100)	(2,265)
Netflix, Inc. (Æ)	(30,000)	(2,462)
Royal Caribbean Cruises, Ltd.	(72,800)	(2,164)
Thor Industries, Inc.	(111,127)	(2,938)
Toll Brothers, Inc. (Æ)	(116,100)	(2,025)
Valassis Communications, Inc. (Æ)	(28,200)	(551)
WABCO Holdings, Inc. (Æ)	(64,700)	(3,249)

		(34,229)

Consumer Staples - (0.3)%
Pilgrim’s Pride Corp. (Æ)	(63,739)	(321)
Sanderson Farms, Inc.	(63,500)	(3,143)
Snyders-Lance, Inc.	(113,837)	(2,416)
Universal Corp.	(80,500)	(3,447)

		(9,327)

Energy - (1.0)%
Cameco Corp. Class A	(85,000)	(1,821)
Carrizo Oil & Gas, Inc. (Æ)	(14,800)	(402)
Chesapeake Energy Corp.	(54,000)	(1,518)
Cimarex Energy Co.	(51,300)	(3,283)
Cobalt International Energy, Inc. (Æ)	(399,400)	(4,122)
Continental Resources, Inc. (Æ)	(68,900)	(4,179)
Gulfport Energy Corp. (Æ)	(34,000)	(1,059)
McMoRan Exploration Co. (Æ)	(107,600)	(1,311)
Patriot Coal Corp. (Æ)	(78,000)	(980)
Pioneer Natural Resources Co.	(39,800)	(3,339)
Quicksilver Resources, Inc. (Æ)	(337,131)	(2,596)
SandRidge Energy, Inc. (Æ)	(222,400)	(1,704)
World Fuel Services Corp.	(31,700)	(1,263)

		(27,577)

Financial Services - (1.2)%
Cullen/Frost Bankers, Inc.	(40,600)	(1,991)
DuPont Fabros Technology, Inc. (ö)	(37,100)	(771)
First Cash Financial Services, Inc. (Æ)	(34,991)	(1,452)

34	Russell U.S. Quantitative Equity Fund

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Forest City Enterprises, Inc. Class A (Æ)	(54,700)	(748)
Howard Hughes Corp. (The) (Æ)	(45,001)	(2,159)
Hudson City Bancorp, Inc.	(375,700)	(2,348)
Iberiabank Corp.	(52,706)	(2,726)
Lender Processing Services, Inc.	(24,100)	(423)
MB Financial, Inc.	(70,100)	(1,162)
MF Global Holdings, Ltd. (Æ)	(264,321)	(143)
MGIC Investment Corp. (Æ)	(242,698)	(646)
New York Community Bancorp, Inc.	(145,300)	(1,934)
Ocwen Financial Corp. (Æ)	(146,800)	(2,129)
Oritani Financial Corp.	(23,200)	(301)
PartnerRe, Ltd. - ADR	(47,200)	(2,937)
Plum Creek Timber Co., Inc. (ö)	(96,900)	(3,649)
RenaissanceRe Holdings, Ltd.	(51,300)	(3,494)
Weyerhaeuser Co. (ö)	(180,000)	(3,236)
Wintrust Financial Corp.	(17,200)	(497)

		(32,746)

Health Care - (1.3)%
Brookdale Senior Living, Inc. Class A (Æ)	(121,677)	(2,017)
Cerner Corp. (Æ)	(58,700)	(3,723)
Dendreon Corp. (Æ)	(16,200)	(177)
Dentsply International, Inc.	(50,200)	(1,855)
DexCom, Inc. (Æ)	(62,590)	(613)
HealthSouth Corp. (Æ)	(73,400)	(1,296)
Human Genome Sciences, Inc. (Æ)	(136,892)	(1,405)
Illumina, Inc. (Æ)	(119,300)	(3,653)
Impax Laboratories, Inc. (Æ)	(62,550)	(1,183)
Mednax, Inc. (Æ)	(27,200)	(1,790)
MWI Veterinary Supply, Inc. (Æ)	(13,252)	(1,001)
Neogen Corp. (Æ)	(58,204)	(2,250)
NxStage Medical, Inc. (Æ)	(43,300)	(995)
Opko Health, Inc. (Æ)	(258,660)	(1,392)
PAREXEL International Corp. (Æ)	(160,901)	(3,545)
Perrigo Co.	(11,500)	(1,038)
Pharmacyclics, Inc. (Æ)	(56,900)	(749)
Pharmasset, Inc. (Æ)	(32,700)	(2,302)
Regeneron Pharmaceuticals, Inc. (Æ)	(28,800)	(1,593)
St. Jude Medical, Inc.	(35,600)	(1,388)
Theravance, Inc. (Æ)	(97,362)	(2,164)

		(36,129)

Materials and Processing - (1.0)%
AMCOL International Corp.	(53,900)	(1,627)
Cabot Microelectronics Corp. (Æ)	(73,877)	(2,846)
Calgon Carbon Corp. (Æ)	(70,300)	(1,121)
Century Aluminum Co. (Æ)	(81,200)	(906)
Globe Specialty Metals, Inc.	(119,200)	(1,987)
International Flavors & Fragrances, Inc.	(51,700)	(3,131)
Louisiana-Pacific Corp. (Æ)	(131,100)	(872)
Martin Marietta Materials, Inc.	(45,500)	(3,284)
Masco Corp.	(127,500)	(1,224)
Mueller Industries, Inc.	(71,800)	(2,904)
RTI International Metals, Inc. (Æ)	(43,400)	(1,145)
Sigma-Aldrich Corp.	(24,300)	(1,591)

	Principal Amount ($) or Shares	Market Value $
Stillwater Mining Co. (Æ)	(46,528)	(529)
Vulcan Materials Co.	(115,600)	(3,617)
Worthington Industries, Inc.	(81,462)	(1,408)

		(28,192)

Producer Durables - (0.7)%
Darling International, Inc. (Æ)	(120,200)	(1,685)
GrafTech International, Ltd. (Æ)	(117,600)	(1,848)
IHS, Inc. Class A (Æ)	(49,300)	(4,141)
Mettler-Toledo International, Inc. (Æ)	(23,700)	(3,640)
Monster Worldwide, Inc. (Æ)	(220,071)	(2,031)
Stericycle, Inc. (Æ)	(30,700)	(2,566)
Terex Corp. (Æ)	(56,500)	(940)
United Rentals, Inc. (Æ)	(44,000)	(1,030)
Waste Management, Inc.	(103,400)	(3,405)

		(21,286)

Technology - (1.5)%
AOL, Inc. (Æ)	(258,400)	(3,649)
Bottomline Technologies, Inc. (Æ)	(14,700)	(357)
Cirrus Logic, Inc. (Æ)	(128,218)	(2,133)
Diodes, Inc. (Æ)	(56,900)	(1,273)
Fortinet, Inc. (Æ)	(98,500)	(2,271)
Gartner, Inc. (Æ)	(46,200)	(1,780)
II-VI, Inc. (Æ)	(15,000)	(285)
Informatica Corp. (Æ)	(36,100)	(1,643)
Microchip Technology, Inc.	(115,700)	(4,184)
Plexus Corp. (Æ)	(40,700)	(1,046)
Power Integrations, Inc.	(32,000)	(1,140)
Rackspace Hosting, Inc. (Æ)	(52,300)	(2,165)
RealPage, Inc. (Æ)	(65,673)	(1,730)
Red Hat, Inc. (Æ)	(101,200)	(5,025)
Rovi Corp. (Æ)	(31,000)	(1,536)
Salesforce.com, Inc. (Æ)	(28,100)	(3,742)
Scansource, Inc. (Æ)	(77,532)	(2,695)
Synchronoss Technologies, Inc. (Æ)	(34,200)	(1,028)
TriQuint Semiconductor, Inc. (Æ)	(178,100)	(947)
Viasat, Inc. (Æ)	(73,366)	(3,125)
VMware, Inc. Class A (Æ)	(21,200)	(2,072)

		(43,826)

Utilities - (0.3)%
Calpine Corp. (Æ)	(124,147)	(1,883)
Level 3 Communications, Inc. (Æ)	(77,600)	(2,071)
Oneok, Inc.	(23,200)	(1,765)
TransCanada Corp.	(80,800)	(3,478)

		(9,197)

Total Securities Sold Short (proceeds $245,696)		(242,509)

Other Assets and Liabilities, Net - 0.1%		4,055

Net Assets - 100.0%		2,851,656

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Quantitative Equity Fund	35

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Russell 1000 Mini Index Futures (CME)	152	USD	10,494	12/11	609
S&P 500 E-Mini Index Futures (CME)	509	USD	31,795	12/11	1,316
S&P 500 Index Futures (CME)	48	USD	14,992	12/11	882
S&P Midcap 400 E-Mini Index Futures (CME)	55	USD	4,874	12/11	303

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					3,110

Presentation of Portfolio Holdings — October 31, 2011

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$429,698	$—	$—	$429,698	15.1
Consumer Staples	302,510	—	—	302,510	10.6
Energy	383,509	—	—	383,509	13.4
Financial Services	431,020	—	—	431,020	15.1
Health Care	361,435	—	—	361,435	12.7
Materials and Processing	117,224	—	—	117,224	4.1
Producer Durables	320,418	—	—	320,418	11.2
Technology	496,016	—	—	496,016	17.4
Utilities	193,171	—	—	193,171	6.8
Short-Term Investments	—	55,109	—	55,109	2.0

Total Investments	3,035,001	55,109	—	3,090,110	108.4

Securities Sold Short*	(242,366)	—	(143)	(242,509)	(8.5)
Other Assets and Liabilities, Net					0.1

					100.0

Other Financial Instruments
Futures Contracts	3,110	—	—	3,110	0.1

Total Other Financial Instruments**	$3,110	$—	$—	$3,110

*	Refer to Schedule of Investments for detailed sector breakout.

**	Other financial instruments reflected, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

Investments in which significant unobservable inputs (Level 3) were used in determining a value for the period ending October 31, 2011 were less than 1% of net assets.

There were no significant quarter to quarter transfers in and out of levels 1, 2 and 3 during the period ending October 31, 2011.

See accompanying notes which are an integral part of the financial statements.

36	Russell U.S. Quantitative Equity Fund

Russell Investment Company

Russell U.S. Quantitative Equity Fund

Fair Value of Derivative Instruments — October 31, 2011

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts

Location: Statement of Assets and Liabilities - Assets
Daily variation margin on futures contracts*	$3,110

Derivatives not accounted for as hedging instruments	Equity Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$2,784

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$2,960

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Quantitative Equity Fund	37

Russell Investment Company

Russell U.S. Growth Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

Russell U.S. Growth Fund - Class C
	Total Return
1 Year	8.32%
5 Years	0.21	%§
10 Years	1.76	%§

Russell U.S. Growth Fund - Class E
	Total Return
1 Year	9.10%
5 Years	0.98	%§
10 Years	2.63	%§

Russell U.S. Growth Fund - Class I
	Total Return
1 Year	9.58%
5 Years	1.37	%§
10 Years	3.03	%§

Russell U.S. Growth Fund - Class S
	Total Return
1 Year	9.41%
5 Years	1.22	%§
10 Years	2.87	%§

Russell 1000® Growth Index **
	Total Return
1 Year	9.92%
5 Years	3.04	%§
10 Years	3.56	%§

38	Russell U.S. Growth Fund

Russell Investment Company

Russell U.S. Growth Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

The Russell U.S. Growth Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has four money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2011?

For the fiscal year ended October 31, 2011, the Russell U.S. Growth Fund’s Class C, Class E, Class I and Class S Shares gained 8.32%, 9.10%, 9.58% and 9.41%, respectively. This is compared to the Fund’s benchmark, the Russell 1000® Growth Index, which gained 9.92% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2011, the Lipper® Large-Cap Growth Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 6.60%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

Despite the defensive nature of the market environment, for the fiscal year ended October 31, 2011, the Russell U.S. Growth Fund performed in line with the Russell 1000® Growth Index. The Fund’s performance was relatively strong despite the Fund’s exposure to factors such as high beta and high earnings variability, which were penalized by the market.

While the market in late 2010 and in October 2011 included periods of increased risk appetite and rotation into more cyclical stocks, the strongly defensive second and third quarters of 2011 had a large enough impact to determine the direction of the factor payoffs for the fiscal year. Stocks with high betas were out of favor, as were stocks with low price-to-book ratios and debt-laden balance sheets.

Due to investors’ concerns about the possibility of a double dip recession in the United States and/or sovereign debt default in Europe, high quality and less economically sensitive stocks outperformed. Stocks of companies with high returns-on-assets and returns-on-equity fared best during the fiscal year. Stocks with high dividend yields and larger market capitalization also did well, as investors became increasingly focused on owning more stable companies that may be better able to weather uncertain and difficult economic conditions.

The Fund performed best in the pro-recovery and pro-beta environments during the final months of 2010 and October 2011. In contrast, the Fund struggled during the third quarter of 2011, in which the market penalized stocks with high beta and/or economic sensitivity. However, the Fund’s positions in stocks with low debt and favorable historical earnings were beneficial over the fiscal year.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

During the fiscal year ended October 31, 2011, the Russell U.S. Growth Fund was positioned for a moderate economic recovery, with exposure to stocks with strong balance sheets, but also high betas and more cyclical earnings patterns. Despite the negative payoffs to beta and cyclicality during the fiscal year, the Fund performed relatively well. The highly defensive market environment in August and September provided a strong headwind for the Fund’s positioning. The Fund’s strong outperformance during the month of October was enough to help the Fund perform in line with the benchmark for the fiscal year. Overweights to stocks with high betas and more cyclical earnings patterns were beneficial in October as fears of sovereign debt default in Europe and of a double dip recession in the United States began to ease. Money managers took advantage of moderate prices for high growth stocks, some of which had reached levels that were surprisingly low to growth managers during the third quarter of 2011.

Stock selection within sectors contributed positively to the Fund’s benchmark-relative performance. Stock selection was best within the producer durables sector, benefiting from positions within the air transport and scientific instruments industries. Stock selection was also beneficial in the consumer discretionary and materials and processing sectors. The contribution of sector exposure to overall Fund performance relative to benchmark was negative. Underweights to the energy sector and the technology sector were both detrimental to performance during the period. However, the Fund benefited significantly from positive stock selection within the energy sector, specifically within the crude oil producers and oil well equipment and services industries.

Columbus Circle Investors (“Columbus Circle”) was added to the Fund in December 2010 and underperformed the Russell 1000® Growth Index for the portion of the fiscal year in which it was a money manager for the Fund. Columbus Circle is a high beta momentum-oriented manager, and its investment strategy faced significant headwinds given the defensive market environment that prevailed during most of 2011. Stock selection within the technology sector detracted from results.

Cornerstone Capital Management, Inc. (“Cornerstone”) outperformed the Russell 1000® Growth Index for the fiscal year. Cornerstone benefited from strong stock selection, particularly within the energy sector due to positions in the crude oil producers industry. Cornerstone also benefited from

Russell U.S. Growth Fund	39

Russell Investment Company

Russell U.S. Growth Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

positive stock selection within the producer durables and consumer discretionary sectors.

Delaware Management Company’s (“Delaware”) was terminated in December 2010 and performed in line with the Russell 1000® Growth Index for the portion of the fiscal year in which it was a money manager for the Fund. Delaware’s favorable stock selection in the health care and consumer discretionary sectors was largely offset by the negative impact of an underweight to the energy sector.

Suffolk Capital Management, LLC (“Suffolk”) slightly underperformed the Russell 1000® Growth Index for the fiscal year. Stock selection within the financial services and health care sectors detracted from performance. This was largely offset by positive stock selection within the producer durables and energy sectors. Suffolk’s overweight to stocks with high betas and highly cyclical earnings patterns both detracted from performance during the period.

Sustainable Growth Advisors (“SGA”) outperformed the Russell 1000® Growth Index for the fiscal year. Its large cap, consistent growth strategy did well during the defensively driven second and third quarters of 2011. SGA benefited from an underweight to stocks with highly cyclical earnings patterns during the period. In addition, an underweight to stocks with high debt-to-capital was beneficial to performance. Stock selection within the materials and processing and health care sectors contributed meaningfully to this manager’s performance.

Turner Investment Partners, Inc (“Turner”) was terminated in December 2010 and outperformed the Russell 1000® Growth Index for the portion of the fiscal year in which it was a money manager for the Fund. Turner utilized momentum strategies, which were rewarded during November and December of 2010. Technology stock selection was a key contributor to Turner’s positive performance.

Describe any changes to the Fund’s structure or the money manager line-up.

Money Managers as of October 31, 2011	Styles
Columbus Circle Investors	Growth
Cornerstone Capital Management, Inc.	Growth
Suffolk Capital Management, LLC	Growth
Sustainable Growth Advisers, LP	Growth

Turner Investment Partners, Inc and Delaware Management Company were terminated in December 2010 and Columbus Circle was hired as their replacement.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2001.

**

The Russell 1000® Growth Index measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values, representative of U.S. Securities exhibiting growth characteristics.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

40	Russell U.S. Growth Fund

Russell Investment Company

Russell U.S. Growth Fund

Shareholder Expense Example — October 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2011 to October 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$935.80	$1,014.87
Expenses Paid During Period*	$10.00	$10.41

*	Expenses are equal to the Fund’s annualized expense ratio of 2.05% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$938.90	$1,018.65
Expenses Paid During Period*	$6.35	$6.61

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$941.00	$1,020.57
Expenses Paid During Period*	$4.50	$4.69

*	Expenses are equal to the Fund’s annualized expense ratio of 0.92% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell U.S. Growth Fund	41

Russell Investment Company

Russell U.S. Growth Fund

Shareholder Expense Example, continued — October 31, 2011 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$940.40	$1,019.91
Expenses Paid During Period*	$5.14	$5.35

*	Expenses are equal to the Fund’s annualized expense ratio of 1.05% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

42	Russell U.S. Growth Fund

Russell Investment Company

Russell U.S. Growth Fund

Schedule of Investments — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 93.6%
Consumer Discretionary - 18.5%
Amazon.com, Inc. (Æ)	5,767	1,231
Bed Bath & Beyond, Inc. (Æ)	5,100	315
CBS Corp. Class B	15,200	392
Coach, Inc.	5,500	358
Diageo PLC - ADR	2,491	207
Dick’s Sporting Goods, Inc. (Æ)(Ñ)	6,202	242
DIRECTV, Inc. Class A (Æ)(Ñ)	2,700	123
eBay, Inc. (Æ)	29,742	947
Estee Lauder Cos., Inc. (The) Class A	3,729	367
Ford Motor Co. (Æ)	27,200	318
Guess?, Inc.	4,153	137
Hanesbrands, Inc. (Æ)	6,400	169
Home Depot, Inc.	6,800	244
Johnson Controls, Inc.	22,611	745
Las Vegas Sands Corp. (Æ)	15,000	704
Limited Brands, Inc.	3,100	132
McDonald’s Corp.	2,200	204
Nike, Inc. Class B	1,300	125
priceline.com, Inc. (Æ)	600	305
Staples, Inc.	11,320	169
Starbucks Corp.	29,690	1,257
Starwood Hotels & Resorts Worldwide, Inc. (Ñ)(ö)	15,170	760
Tiffany & Co. (Ñ)	4,905	391
TJX Cos., Inc.	4,793	283
VistaPrint NV (Æ)(Ñ)	9,060	316
Walt Disney Co. (The)	6,039	211
Yum! Brands, Inc.	21,450	1,149

		11,801

Consumer Staples - 7.5%
British American Tobacco PLC - ADR	3,244	299
Cia de Bebidas das Americas - ADR	19,130	645
Coca-Cola Co. (The)	20,250	1,383
Colgate-Palmolive Co.	13,460	1,216
CVS Caremark Corp.	3,200	116
Hershey Co. (The)	2,218	127
Kraft Foods, Inc. Class A	9,800	345
PepsiCo, Inc.	6,890	434
Whole Foods Market, Inc. (Ñ)	3,600	260

		4,825

Energy - 10.1%
Anadarko Petroleum Corp.	5,036	395
Apache Corp.	2,100	209
Cabot Oil & Gas Corp.	2,633	205
Chevron Corp.	2,600	273
Cobalt International Energy, Inc. (Æ)(Ñ)	16,709	172
Devon Energy Corp.	5,800	377
Dresser-Rand Group, Inc. (Æ)	7,100	344
Ensco PLC - ADR	3,100	154
Exxon Mobil Corp.	6,100	476
Halliburton Co.	9,600	359
Hess Corp.	2,813	176
National Oilwell Varco, Inc. (Ñ)	18,940	1,351

	Principal Amount ($) or Shares	Market Value $
Occidental Petroleum Corp.	1,600	149
Schlumberger, Ltd.	14,207	1,044
Southwestern Energy Co. (Æ)	9,000	378
Weatherford International, Ltd. (Æ)	25,277	392

		6,454

Financial Services - 7.8%
American Express Co.	5,100	258
Capital One Financial Corp.	2,747	126
Discover Financial Services	9,353	220
Goldman Sachs Group, Inc. (The)	2,336	256
Hartford Financial Services Group, Inc.	20,600	397
JPMorgan Chase & Co.	9,300	323
Lincoln National Corp.	21,400	408
Mastercard, Inc. Class A	1,100	382
State Street Corp.	16,350	660
Visa, Inc. Class A	12,869	1,200
Wells Fargo & Co.	14,200	368
Western Union Co. (The)	21,399	374

		4,972

Health Care - 9.6%
Allergan, Inc.	3,200	269
Biogen Idec, Inc. (Æ)	500	58
Cerner Corp. (Æ)	8,900	565
Dentsply International, Inc. (Ñ)	8,610	318
Express Scripts, Inc. Class A (Æ)	3,269	149
Gilead Sciences, Inc. (Æ)	15,793	658
Intuitive Surgical, Inc. (Æ)(Ñ)	830	360
Medco Health Solutions, Inc. (Æ)	7,262	398
Mylan, Inc. (Æ)	32,440	635
Myriad Genetics, Inc. (Æ)	8,031	171
Novo Nordisk A/S - ADR	4,710	501
NuVasive, Inc. (Æ)	7,264	108
Pfizer, Inc.	14,100	272
Stryker Corp.	6,690	320
Thermo Fisher Scientific, Inc. (Æ)	3,834	193
UnitedHealth Group, Inc.	2,700	130
Valeant Pharmaceuticals International, Inc.	1,600	63
Warner Chilcott PLC Class A (Æ)	18,200	330
Watson Pharmaceuticals, Inc. Class B (Æ)	4,400	295
WellPoint, Inc.	4,660	321

		6,114

Materials and Processing - 5.0%
Dow Chemical Co. (The)	6,914	193
Ecolab, Inc. (Ñ)	11,390	613
EI du Pont de Nemours & Co. (Ñ)	7,300	351
Freeport-McMoRan Copper & Gold, Inc.	8,133	327
Monsanto Co.	14,430	1,050
Mosaic Co. (The)	5,690	333
Potash Corp. of Saskatchewan, Inc.	7,300	346

		3,213

Producer Durables - 12.6%
Accenture PLC Class A	9,200	555
Agilent Technologies, Inc. (Æ)	1,764	65

Russell U.S. Growth Fund	43

Russell Investment Company

Russell U.S. Growth Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Automatic Data Processing, Inc.	12,310	644
Burberry Group PLC (Æ)	7,235	314
Caterpillar, Inc.	6,900	652
Cummins, Inc.	1,500	149
Danaher Corp.	7,900	382
Danone - ADR	37,280	516
Deere & Co.	4,100	311
FedEx Corp.	7,200	589
Fluor Corp.	4,279	243
General Dynamics Corp.	6,571	422
Honeywell International, Inc.	7,500	393
Pentair, Inc. (Ñ)	9,600	345
Robert Half International, Inc.	12,235	323
Rockwell Automation, Inc.	11,172	756
Terex Corp. (Æ)(Ñ)	8,546	142
Textron, Inc. (Ñ)	10,909	212
United Continental Holdings, Inc. (Æ)(Ñ)	18,700	361
United Parcel Service, Inc. Class B	5,400	379
United Technologies Corp.	3,700	289

		8,042

Technology - 22.5%
Acme Packet, Inc. (Æ)	7,360	267
Advanced Micro Devices, Inc. (Æ)(Ñ)	33,000	192
Altera Corp. (Ñ)	9,100	345
Apple, Inc. (Æ)	8,077	3,269
Avago Technologies, Ltd.	13,200	446
Baidu, Inc. - ADR (Æ)	2,413	338
Broadcom Corp. Class A	7,516	271
Citrix Systems, Inc. (Æ)	6,200	452
Cognizant Technology Solutions Corp. Class A (Æ)	3,033	221
Electronic Arts, Inc. (Æ)	21,800	509
EMC Corp. (Æ)	14,200	348
Google, Inc. Class A (Æ)	2,784	1,650
International Business Machines Corp.	3,600	665
Maxim Integrated Products, Inc.	14,400	377
Microsoft Corp.	17,000	453
NetApp, Inc. (Æ)	4,600	188
OpenTable, Inc. (Æ)(Ñ)	4,525	199
Oracle Corp.	9,700	318
QUALCOMM, Inc.	27,391	1,413
Red Hat, Inc. (Æ)	13,380	664
Riverbed Technology, Inc. (Æ)	2,400	66
Salesforce.com, Inc. (Æ)	4,360	581
SanDisk Corp. (Æ)	2,784	141
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	26,200	331
Teradata Corp. (Æ)	2,200	131
Texas Instruments, Inc.	12,900	396
VMware, Inc. Class A (Æ)	1,300	127

		14,358

Total Common Stocks (cost $50,538)		59,779

	Principal Amount ($) or Shares		Market Value $
Short-Term Investments - 5.8%
Russell U.S. Cash Management Fund	3,676,061	(¥)	3,676

Total Short-Term Investments (cost $3,676)			3,676

Other Securities - 3.1%
Russell Investment Company Liquidating Trust (×)	207,575	(¥)	212
Russell U.S. Cash Collateral Fund (×)	1,777,514	(¥)	1,777

Total Other Securities (cost $1,985)			1,989

Total Investments - 102.5% (identified cost $56,199)			65,444

Other Assets and Liabilities, Net - (2.5%)			(1,608)

Net Assets - 100.0%			63,836

See accompanying notes which are an integral part of the financial statements.

44	Russell U.S. Growth Fund

Russell Investment Company

Russell U.S. Growth Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
S&P 500 E-Mini Index (CME)	67	USD	4,185	12/11	127

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					127

Presentation of Portfolio Holdings — October 31, 2011

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$11,801	$—	$—	$11,801	18.5
Consumer Staples	4,825	—	—	4,825	7.5
Energy	6,454	—	—	6,454	10.1
Financial Services	4,972	—	—	4,972	7.8
Health Care	6,114	—	—	6,114	9.6
Materials and Processing	3,213	—	—	3,213	5.0
Producer Durables	8,042	—	—	8,042	12.6
Technology	14,358	—	—	14,358	22.5
Short-Term Investments	—	3,676	—	3,676	5.8
Other Securities	—	1,989	—	1,989	3.1

Total Investments	59,779	5,665	—	65,444	102.5

Other Assets and Liabilities, Net					(2.5)

					100.0

Other Financial Instruments
Futures Contracts	127	—	—	127	0.2

Total Other Financial Instruments*	$127	$—	$—	$127

*	Other financial instruments reflected, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant quarter to quarter transfers in and out of levels 1, 2 and 3 during the period ending October 31, 2011.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Growth Fund	45

Russell Investment Company

Russell U.S. Growth Fund

Fair Value of Derivative Instruments — October 31, 2011

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts

Location: Statement of Assets and Liabilities - Assets
Daily variation margin on futures contracts*	$127

Derivatives not accounted for as hedging instruments	Equity Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$622

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(13)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

46	Russell U.S. Growth Fund

(This page intentionally left blank)

Russell Investment Company

Russell U.S. Value Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

Russell U.S. Value Fund - Class C
	Total Return
1 Year	4.59%
5 Years	(4.62	)%§
10 Years	2.09	%§

Russell U.S. Value Fund - Class E
	Total Return
1 Year	5.40%
5 Years	(3.87	)%§
10 Years	2.95	%§

Russell U.S. Value Fund - Class I
	Total Return
1 Year	5.80%
5 Years	(3.54	)%§
10 Years	3.30	%§

Russell U.S. Value Fund - Class S
	Total Return
1 Year	5.72%
5 Years	(3.63	)%§
10 Years	3.18	%§

Russell 1000® Value Index **
	Total Return
1 Year	6.16%
5 Years	(2.05	)%§
10 Years	4.57	%§

48	Russell U.S. Value Fund

Russell Investment Company

Russell U.S. Value Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

The Russell U.S. Value Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has four money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2011?

For the fiscal year ended October 31, 2011, the Russell U.S. Value Fund’s Class C, Class E, Class I and Class S Shares gained 4.59%, 5.40%, 5.80% and 5.72%, respectively. This is compared to the Fund’s benchmark, the Russell 1000® Value Index, which gained 6.16% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2011, the Lipper® Multi-Cap Value Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 2.84%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

For the fiscal year ended October 31, 2011, the holdings of the Russell U.S. Value Fund produced significant return volatility during the changing market conditions with periods of outperformance and periods of underperformance that largely offset each other. Though the market penalized some of the factors to which the Fund was exposed, such as an overweight to stocks with below-benchmark price-to-book ratios, the Fund’s below-benchmark exposure to non-dividend paying stocks helped the Fund’s benchmark-relative performance.

While the market included periods of increased risk appetite and rotation into more cyclical stocks (late 2010 and in October 2011), the strongly defensive second and third quarters of 2011 had a large enough impact to determine the cumulative direction of the factor payoffs for the fiscal year. Stocks with high betas were out of favor, as were stocks with low price-to-book ratios and debt-laden balance sheets.

Due to investors’ concerns about the possibility of a double dip recession in the United States and/or sovereign debt default in Europe, high quality and less economically sensitive stocks outperformed. Stocks of companies with high returns-on-assets and returns-on-equity fared best during the fiscal year. Stocks with high dividend yields and larger market capitalization also did well, as investors became increasingly focused on owning more stable companies that may be better able to weather uncertain and difficult economic conditions.

The Fund performed best in the pro-recovery and pro-beta environments during the final months of 2010 and October 2011. In contrast, the Fund struggled during the third quarter of 2011, in which the market penalized stocks with high beta and/or economic sensitivity. However, the Fund’s positions in stocks with high returns on equity were beneficial during this time.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

During the fiscal year ended October 31, 2011, the Russell U.S. Value Fund was positioned for a moderate economic recovery, with exposure to stocks with high betas and more cyclical earnings patterns. Despite the defensively-driven factor environment, the Fund performed well during most of the period. The Fund also benefited from its below-benchmark exposure to non-dividend paying stocks.

The Fund started the fiscal year off well. However, the second and third quarters of 2011 were difficult for active value managers, as factors such as low price-to-book and low price-to-earnings were penalized. October 2011 turned out to be a month of strong benchmark-relative performance for the Fund due to its pro-economic growth positioning. Overweights to stocks with high betas and more cyclical earnings patterns were beneficial as fears of sovereign debt default in Europe and of a double dip recession in the United States began to ease. Money managers took advantage of inexpensive stock valuations, many of which had been depressed to very low levels during the third quarter of 2011.

Sector allocations contributed positively to the Fund’s benchmark-relative returns. The Fund benefited from an overweight to the energy sector during the period, specifically from companies in the integrated oil and oil well equipment and services industries. Stock selection for the overall Fund was positive, driven primarily by positions within the energy, producer durables and consumer discretionary sectors. A significant positive contributor to the Fund’s benchmark-relative return was an underweight to some of the poorer performing financial services companies, including Bank of America. The Fund’s overweight to stocks with very low price-to-book ratios detracted from performance.

DePrince, Race & Zollo, Inc. (“DePrince”) finished the fiscal year ahead of the Russell 1000® Value Index. DePrince’s exposure to higher quality stocks, including dividend payers with high returns on equity, was beneficial to performance. DePrince also benefited from an underweight to stocks with the lowest price-to-book ratios during the period. An underweight to the financial services sector was beneficial to DePrince’s performance, but stock selection within the financial services sector detracted from performance.

Russell U.S. Value Fund	49

Russell Investment Company

Russell U.S. Value Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

Iridian Asset Management LLC (“Iridian”) was terminated in December 2010 and outperformed the Russell 1000® Value Index for the portion of the fiscal year in which it was a money manager for the Fund. Favorable stock selection results in the technology and consumer discretionary sectors contributed to its positive performance.

Numeric Investors LLC (“Numeric”) was added to the Fund in December of 2010. Numeric outperformed the Russell 1000® Value Index for the portion of the fiscal year in which it was a money manager for the Fund. Numeric’s performance benefited from favorable stock selection in the financial services, health care, and materials and processing sectors.

Snow Capital Management L.P. (“Snow”) underperformed the Russell 1000® Value Index for the fiscal year. Snow’s overweight to the financial services sector and its stock selection within this sector detracted substantially from its performance during the period. Many of the fallout factor implications from the overweight to financial services, including an overweight to stocks with high betas and low price to book values, also detracted from its performance.

Systematic Financial Management, L.P. (“Systematic”) finished the fiscal year behind the Russell 1000® Value Index. Systematic’s overweight to stocks with high betas detracted significantly from performance during the period. Systematic’s underweight to stocks with high dividend yields also detracted from performance.

Describe any changes to the Fund’s structure or the money manager line-up.

Iridian Asset Management was terminated in December 2010 and Numeric Investors LLC was hired as its replacement.

Money Managers as of October 31, 2011	Styles
DePrince, Race & Zollo, Inc.	Value
Numeric Investors LLC	Value
Snow Capital Management L.P.	Value
Systematic Financial Management, L.P.	Value

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2001.

**

Russell 1000® Value Index measures the performance of those Russell 1000® Index securities with lower price-to-book ratios and lower forecasted growth values, representative of U.S. Securities exhibiting value characteristics.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

50	Russell U.S. Value Fund

Russell Investment Company

Russell U.S. Value Fund

Shareholder Expense Example — October 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2011 to October 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$882.10	$1,014.01
Expenses Paid During Period*	$10.53	$11.27

*	Expenses are equal to the Fund’s annualized expense ratio of 2.22% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$885.70	$1,017.80
Expenses Paid During Period*	$6.99	$7.48

*	Expenses are equal to the Fund’s annualized expense ratio of 1.47% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$887.60	$1,019.41
Expenses Paid During Period*	$5.47	$5.85

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell U.S. Value Fund	51

Russell Investment Company

Russell U.S. Value Fund

Shareholder Expense Example, continued — October 31, 2011 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$886.90	$1,019.06
Expenses Paid During Period*	$5.80	$6.21

*	Expenses are equal to the Fund’s annualized expense ratio of 1.22% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

52	Russell U.S. Value Fund

Russell Investment Company

Russell U.S. Value Fund

Schedule of Investments — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 95.2%
Consumer Discretionary - 10.3%
American Eagle Outfitters, Inc. (Ñ)	32,000	420
AutoZone, Inc. (Æ)	1,230	398
Avon Products, Inc.	17,200	315
Big Lots, Inc. (Æ)	8,625	325
CBS Corp. Class B (Ñ)	19,000	490
Chico’s FAS, Inc.	3,800	47
Coach, Inc.	400	26
Comcast Corp. Class A (Æ)	1,100	26
Dillard’s, Inc. Class A (Ñ)	2,400	124
DISH Network Corp. Class A (Æ)	9,600	232
Embraer SA - ADR (Æ)	9,000	250
Expedia, Inc.	700	18
Foot Locker, Inc.	7,300	160
Gap, Inc. (The)	24,100	456
General Motors Co. (Æ)(Ñ)	4,500	116
Harley-Davidson, Inc.	2,900	113
Harman International Industries, Inc.	100	4
Hertz Global Holdings, Inc. (Æ)(Ñ)	20,600	239
Kohl’s Corp.	7,000	371
Koninklijke Philips Electronics NV	16,800	350
Lear Corp.	7,889	370
Lowe’s Cos., Inc.	19,500	410
Macy’s, Inc.	39,280	1,199
PVH Corp. (Ñ)	1,500	112
Ralph Lauren Corp. Class A	120	19
Signet Jewelers, Ltd.	2,700	116
Target Corp.	8,200	449
Time Warner Cable, Inc.	3,600	229
TRW Automotive Holdings Corp. (Æ)	3,300	139
Viacom, Inc. Class A	3,400	149
Wal-Mart Stores, Inc.	20,725	1,176
Wyndham Worldwide Corp.	3,700	125

		8,973

Consumer Staples - 4.7%
Archer-Daniels-Midland Co.	15,620	452
Clorox Co. (The) (Ñ)	3,300	221
Coca-Cola Enterprises, Inc.	13,500	362
ConAgra Foods, Inc.	8,600	218
Constellation Brands, Inc. Class A (Æ)	2,100	42
CVS Caremark Corp.	5,000	181
Dr Pepper Snapple Group, Inc.	8,600	322
Herbalife, Ltd.	4,200	262
Lorillard, Inc.	575	64
Philip Morris International, Inc.	7,700	538
Safeway, Inc. (Ñ)	51,090	990
Smithfield Foods, Inc. (Æ)(Ñ)	4,500	103
Tyson Foods, Inc. Class A (Ñ)	19,700	380

		4,135

Energy - 11.6%
Anadarko Petroleum Corp.	2,425	190
Apache Corp.	1,275	127
Arch Coal, Inc.	15,300	279
Chesapeake Energy Corp.	10,495	295

	Principal Amount ($) or Shares	Market Value $
Chevron Corp.	27,550	2,894
ConocoPhillips	21,610	1,505
Exxon Mobil Corp.	5,600	437
HollyFrontier Corp.	6,200	190
Marathon Oil Corp.	20,300	528
Marathon Petroleum Corp.	17,700	635
Murphy Oil Corp.	8,100	449
Nabors Industries, Ltd. (Æ)	4,200	77
National Oilwell Varco, Inc. (Ñ)	4,425	316
Noble Corp. (Æ)	6,175	222
Oil States International, Inc. (Æ)	1,900	132
Peabody Energy Corp.	1,200	52
SEACOR Holdings, Inc.	500	43
Spectra Energy Corp. (Ñ)	2,400	69
Statoil ASA - ADR	16,700	425
Total SA - ADR	4,600	241
Transocean, Ltd.	4,280	245
Valero Energy Corp.	33,260	818

		10,169

Financial Services - 24.2%
ACE, Ltd.	2,000	144
Aflac, Inc.	3,000	135
Allied World Assurance Co. Holdings AG	1,000	58
Allstate Corp. (The)	36,875	971
American Capital, Ltd. (Æ)	9,500	74
American Financial Group, Inc.	1,500	54
Ameriprise Financial, Inc.	9,700	453
Assurant, Inc.	6,400	247
Bank of Hawaii Corp.	300	13
Bank of New York Mellon Corp. (The)	16,200	345
BB&T Corp.	21,000	490
Capital One Financial Corp.	7,600	347
CBL & Associates Properties, Inc. (Ñ)(ö)	3,400	52
Chubb Corp. (The) (Ñ)	2,100	141
Citigroup, Inc.	10,980	347
CommonWealth REIT (ö)	2,700	52
DDR Corp. (ö)	6,000	77
Discover Financial Services	23,100	544
Duke Realty Corp. (Ñ)(ö)	5,500	68
Equity Lifestyle Properties, Inc. (ö)	1,000	66
Federated Investors, Inc. Class B (Ñ)	9,600	188
Fifth Third Bancorp	16,675	200
First Republic Bank/San Francisco CA (Æ)(Ñ)	4,800	133
Goldman Sachs Group, Inc. (The)	8,185	897
Hartford Financial Services Group, Inc.	34,975	673
JPMorgan Chase & Co.	91,635	3,185
KeyCorp	72,400	511
Lincoln National Corp. (Ñ)	18,100	345
Marsh & McLennan Cos., Inc.	5,300	162
Mastercard, Inc. Class A	130	45
Mercury General Corp.	5,600	242
MetLife, Inc.	28,725	1,010
Morgan Stanley	35,300	623
Northern Trust Corp. (Ñ)	9,500	384
People’s United Financial, Inc. (Ñ)	15,100	193

Russell U.S. Value Fund	53

Russell Investment Company

Russell U.S. Value Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

PNC Financial Services Group, Inc.	28,665	1,540
ProAssurance Corp.	700	54
Protective Life Corp.	2,600	48
Prudential Financial, Inc.	19,425	1,053
Rayonier, Inc. (ö)	4,250	177
Simon Property Group, Inc. (ö)	3,340	429
SL Green Realty Corp. (ö)	1,450	100
SLM Corp.	13,400	183
State Street Corp.	3,175	128
SunTrust Banks, Inc.	16,200	320
Torchmark Corp.	300	12
Travelers Cos., Inc. (The) (Ñ)	5,800	338
Unum Group (Ñ)	2,000	48
US Bancorp	14,500	371
Validus Holdings, Ltd.	2,100	57
Valley National Bancorp (Ñ)	16,908	203
Visa, Inc. Class A	4,200	392
Wells Fargo & Co.	56,355	1,460
XL Group PLC Class A	35,310	768

		21,150

Health Care - 11.9%
Abbott Laboratories	16,960	914
Aetna, Inc.	3,100	123
AmerisourceBergen Corp. Class A	800	33
Amgen, Inc.	22,815	1,307
Baxter International, Inc.	6,700	368
Biogen Idec, Inc. (Æ)	277	32
Bristol-Myers Squibb Co.	10,800	341
Cigna Corp.	3,000	133
Community Health Systems, Inc. (Æ)	32,735	572
Cooper Cos., Inc. (The) (Ñ)	800	55
Eli Lilly & Co.	6,900	256
Gilead Sciences, Inc. (Æ)	6,100	254
Humana, Inc.	5,600	475
Johnson & Johnson	6,800	438
McKesson Corp.	6,275	512
Medtronic, Inc.	8,700	302
Merck & Co., Inc.	5,900	204
Pfizer, Inc.	123,000	2,369
Teva Pharmaceutical Industries, Ltd. - ADR	20,455	836
UnitedHealth Group, Inc.	15,500	744
Watson Pharmaceuticals, Inc. Class B (Æ)	900	60
WellCare Health Plans, Inc. (Æ)	1,400	69

		10,397

Materials and Processing - 5.2%
Agrium, Inc.	2,175	179
Bemis Co., Inc. (Ñ)	8,700	245
CF Industries Holdings, Inc.	2,660	432
Cliffs Natural Resources, Inc.	1,400	95
Domtar Corp.	3,700	303
EI du Pont de Nemours & Co.	2,330	112
Freeport-McMoRan Copper & Gold, Inc.	13,700	552
Huntsman Corp.	37,100	435
International Paper Co.	8,165	226
LyondellBasell Industries NV Class A	7,500	246

	Principal Amount ($) or Shares	Market Value $
Martin Marietta Materials, Inc. (Ñ)	3,900	281
Mosaic Co. (The)	1,500	88
Nucor Corp.	9,400	355
Owens Corning (Æ)	3,300	94
Sealed Air Corp.	22,000	392
Steel Dynamics, Inc.	24,000	300
Timken Co.	3,250	137
WR Grace & Co. (Æ)	600	25

		4,497

Producer Durables - 11.5%
Accenture PLC Class A	2,200	133
AECOM Technology Corp. (Æ)	13,940	292
AGCO Corp. (Æ)(Ñ)	5,100	223
Boeing Co. (The)	5,450	358
Caterpillar, Inc.	2,150	203
Cummins, Inc.	850	84
Delta Air Lines, Inc. (Æ)	19,100	163
Eaton Corp. (Ñ)	2,700	121
Emerson Electric Co.	9,700	467
Fluor Corp.	6,300	358
General Dynamics Corp.	5,500	353
General Electric Co.	104,380	1,744
Harsco Corp.	10,400	240
Illinois Tool Works, Inc.	10,900	530
Ingersoll-Rand PLC (Ñ)	12,965	404
KBR, Inc.	3,500	98
Lockheed Martin Corp.	4,200	319
Navistar International Corp. (Æ)	3,200	135
Parker Hannifin Corp.	8,600	701
Pitney Bowes, Inc. (Ñ)	14,800	302
Raytheon Co.	5,700	252
Republic Services, Inc. Class A	12,400	353
Rockwell Automation, Inc.	4,300	291
RR Donnelley & Sons Co. (Ñ)	14,600	238
Spirit Aerosystems Holdings, Inc. Class A (Æ)	31,170	532
SPX Corp.	4,400	240
Synopsys, Inc. (Æ)	4,300	115
Tidewater, Inc. (Ñ)	6,100	300
Towers Watson & Co. Class A	1,800	118
Tyco International, Ltd.	2,500	114
Union Pacific Corp.	1,600	159
URS Corp. (Æ)	1,700	61

		10,001

Technology - 9.4%
Activision Blizzard, Inc.	19,900	267
Apple, Inc. (Æ)	1,140	462
Applied Materials, Inc.	87,040	1,072
Atmel Corp. (Æ)	17,520	185
BMC Software, Inc. (Æ)	2,000	70
Broadcom Corp. Class A	2,700	98
Dell, Inc. (Æ)	48,955	774
Diebold, Inc. (Ñ)	5,300	171
Dolby Laboratories, Inc. Class A (Æ)	5,200	152
Electronic Arts, Inc. (Æ)	3,500	82

54	Russell U.S. Value Fund

Russell Investment Company

Russell U.S. Value Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

EMC Corp. (Æ)	3,792		93
Harris Corp. (Ñ)	5,200		196
Ingram Micro, Inc. Class A (Æ)	900		16
Intel Corp.	28,200		692
International Business Machines Corp.	400		74
Jabil Circuit, Inc.	9,300		191
Linear Technology Corp. (Ñ)	10,500		339
LSI Corp. (Æ)	3,100		19
Microsoft Corp.	40,710		1,084
Oracle Corp.	2,100		69
SanDisk Corp. (Æ)	1,900		96
Symantec Corp. (Æ)	33,700		573
Tech Data Corp. (Æ)(Ñ)	800		39
Texas Instruments, Inc.	36,200		1,112
VeriFone Systems, Inc. (Æ)	2,000		84
Western Digital Corp. (Æ)	7,900		211

			8,221

Utilities - 6.4%
AES Corp. (The) (Æ)	36,200		406
Ameren Corp.	14,700		469
American Electric Power Co., Inc.	3,300		130
American Water Works Co., Inc.	4,100		125
AT&T, Inc.	43,100		1,263
DTE Energy Co.	4,700		245
Encana Corp.	10,600		230
Exelon Corp. (Ñ)	4,800		213
FirstEnergy Corp.	7,900		355
Frontier Communications Corp. (Ñ)	33,900		212
MDU Resources Group, Inc.	11,600		239
National Fuel Gas Co.	1,550		95
NextEra Energy, Inc.	6,000		338
NiSource, Inc. (Ñ)	3,900		86
Northeast Utilities	2,400		83
NV Energy, Inc.	11,200		180
PPL Corp. (Ñ)	8,000		235
Verizon Communications, Inc.	17,300		640

			5,544

Total Common Stocks (cost $79,260)			83,087

Short-Term Investments - 4.4%
Russell U.S. Cash Management Fund	3,871,660	(¥)	3,872

Total Short-Term Investments (cost $3,872)			3,872

Other Securities - 3.0%
Russell Investment Company Liquidating Trust (×)	266,322	(¥)	271
Russell U.S. Cash Collateral Fund (×)	2,353,966	(¥)	2,354

Total Other Securities (cost $2,620)			2,625

Market Value $

Total Investments - 102.6% (identified cost $85,752)	89,584

Other Assets and Liabilities, Net - (2.6%)	(2,290)

Net Assets - 100.0%	87,294

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Value Fund	55

Russell Investment Company

Russell U.S. Value Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
S&P 500 E-Mini Index Futures (CME)	68	USD	4,248	12/11	142

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					142

Presentation of Portfolio Holdings — October 31, 2011

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$8,973	$—	$—	$8,973	10.3
Consumer Staples	4,135	—	—	4,135	4.7
Energy	10,169	—	—	10,169	11.6
Financial Services	21,150	—	—	21,150	24.2
Health Care	10,397	—	—	10,397	11.9
Materials and Processing	4,497	—	—	4,497	5.2
Producer Durables	10,001	—	—	10,001	11.5
Technology	8,221	—	—	8,221	9.4
Utilities	5,544	—	—	5,544	6.4
Short-Term Investments	—	3,872	—	3,872	4.4
Other Securities	—	2,625	—	2,625	3.0

Total Investments	83,087	6,497	—	89,584	102.6

Other Assets and Liabilities, Net					(2.6)

					100.0

Other Financial Instruments
Futures Contracts	142	—	—	142	0 .2

Total Other Financial Instruments*	$142	$—	$—	$142

*	Other financial instruments reflected, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant quarter to quarter transfers in and out of levels 1, 2 and 3 during the period ending October 31, 2011.

See accompanying notes which are an integral part of the financial statements.

56	Russell U.S. Value Fund

Russell Investment Company

Russell U.S. Value Fund

Fair Value of Derivative Instruments — October 31, 2011

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts

Location: Statement of Assets and Liabilities - Assets
Daily variation margin on futures contracts*	$142

Derivatives not accounted for as hedging instruments	Equity Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$477

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$17

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Value Fund	57

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Portfolio Management Discussion — October 31, 2011

Russell U.S. Small & Mid Cap Fund - Class A ‡
	Total Return
1 Year	0.44%
5 Years	(1.92	)%§
10 Years	5.25	%§

Russell U.S. Small & Mid Cap Fund - Class C ‡‡
	Total Return
1 Year	5.75%
5 Years	(1.24	)%§
10 Years	5.62	%§

Russell U.S. Small & Mid Cap Fund - Class E
	Total Return
1 Year	6.58%
5 Years	(0.71	)%§
10 Years	5.90	%§

Russell U.S. Small & Mid Cap Fund - Class I
	Total Return
1 Year	6.89%
5 Years	(0.47	)%§
10 Years	6.14	%§

Russell U.S. Small & Mid Cap Fund - Class S ‡‡‡
	Total Return
1 Year	6.80%
5 Years	(0.55	)%§
10 Years	6.10	%§

Russell U.S. Small & Mid Cap Fund - Class Y
	Total Return
1 Year	7.01%
5 Years	(0.40	)%§
10 Years	6.23	%§

Russell 2500™ Index **
	Total Return
1 Year	7.97%
5 Years	2.01	%§
10 Years	8.01	%§

Russell 2000® Index ***
	Total Return
1 Year	6.71%
5 Years	0.68	%§
10 Years	7.02	%§

58	Russell U.S. Small & Mid Cap Fund

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

The Russell U.S. Small & Mid Cap Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has eight money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2011?

For the fiscal year ended October 31, 2011, the Russell U.S. Small & Mid Cap Fund’s Class A, Class C, Class E, Class I, Class S and Class Y Shares gained 6.55%, 5.75%, 6.58%, 6.89%, 6.80%, and 7.01%, respectively. This is compared to the Fund’s benchmark, the Russell 2500™ Index, which gained 7.97% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2011, the Lipper Mid-Cap® Core Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 5.97%, while the Lipper® Small-Cap Core Funds Average, another group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 6.98%. These results serve as peer comparisons and are expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The fiscal year ended October 31, 2011 proved to be a challenging environment for fundamental active investors. The persistence of elevated stock correlations and the dominance of macro events, such as the Japan earthquake, the European sovereign debt crisis and the U.S. government debt downgrade, all diminished the market’s focus on company fundamentals. As a consequence, the Fund’s stock selection was inhibited throughout the period. Despite the market’s rotation over the fiscal year from risk to quality, which was beneficial for the Fund, stock selection was a small negative detraction to performance.

The primary cause of the Fund’s underperformance of the Russell 2500™ Index was its pro-economic recovery positioning, which resulted in the Fund’s overweight exposure to economically sensitive sectors such as producer durables and technology. While this was initially beneficial in late 2010 and early 2011, this positioning was detrimental in the second and third quarters of 2011 as investors became more concerned about the economic outlook in response to macroeconomic uncertainty. Consequently, investors reduced their exposure to cyclical sectors and rotated into consumer staples and utilities, which was detrimental to Fund performance.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

The Fund employs eight money managers: three growth-oriented, one market-oriented and four value-oriented. Four of the seven managers employed for the entire fiscal year outperformed their respective benchmarks. Managers with an underweight exposure to beta and earnings variability and overweight exposure to quality factors such as return on equity, dividend yield and earnings growth had the strongest performance. This was consistent with the market’s transition from risk attraction to risk aversion through the fiscal year. The reduction is risk appetites was driven by the combination of weakening economic data, including housing and employment, political stalemate over the U.S. budget deficit and European sovereign debt worries. The dominance of macroeconomic news provided a difficult environment for active management.

Chartwell Investment Partners was hired in May 2011 and outperformed the Russell 2500™ Value Index for the portion of the fiscal year in which it was a money manager for the Fund. The risk averse environment over the period was favorable for the manager’s higher quality preference and current bias to more defensive holdings. This provided positive tailwinds to the manager’s stock selection, which was positive and accounted for all of the manager’s outperformance. Selection within financial services was the largest positive contributor to performance, helped by the manager’s regional bank holdings.

Clarivest Asset Management, LLC, a quantitatively focused manager, underperformed the Russell 2500™ Index during the fiscal year. While the fiscal year was a more favorable environment for quantitative processes and therefore the manager’s stock selection, the manager’s sector exposures detracted. Consequently, while stock selection was positive across the majority of sectors, this benefit was outweighed by negative sector allocations, primarily caused by the manager’s rotation into and out of the energy sector.

Delphi Asset Management was terminated in June 2011 and underperformed the Russell 2500™ Value Index for the portion of the fiscal year in which it was a money manager for the Fund. The manager’s overweight exposure to cyclical sectors benefited from investors’ expectation during the period of a continuation of the U.S. economic recovery, however, negative stock selection overrode this. Stock selection in energy was the largest negative detractor, where a number of oil equipment holdings detracted.

Russell U.S. Small & Mid Cap Fund	59

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

DePrince, Race & Zollo, Inc., a yield-focused value manager, marginally underperformed the Russell 2500™ Value Index during the fiscal year. The manager’s defensive positioning and yield focus provided tailwinds to the manager’s stock selection. However, the benefit of these tailwinds was almost entirely eroded by negative stock selection within the energy sector. As a consequence, stock selection was flat. Sector exposures were a small negative, with the manager penalized for an underweight exposure to energy, which outperformed during the year due to higher oil prices.

Jacobs Levy Equity Management, Inc., a quantitatively focused manager that employs dynamic factor weighting, outperformed the Russell 2500™ Value Index during the fiscal year. The manager benefited from a combination of a more conducive environment for quantitative processes and its dynamic rotation away from smaller, inexpensive, higher risk companies toward companies with sustainable earnings growth. As a result, the manager’s stock selection was positive across the majority of sectors and accounted for all of the manager’s outperformance.

Next Century Growth Investors, LLC focuses on higher quality companies with strong secular earnings growth and outperformed the Russell 2500™ Growth Index for the fiscal year. While investors’ preference for higher quality growth stocks during the period was beneficial for the manager, performance was primarily driven by stock specific news, the largest of which related to Green Mountain Coffee. Green Mountain Coffee appreciated significantly during the year, benefiting from a combination of strong operating results and a strategic relationship with Starbucks. As a result of such stock specific drivers, stock selection was positive and accounted for all of the manager’s outperformance.

Ranger Investment Management, L.P., a manager who focuses on companies with sustainable or accelerating earnings growth, outperformed the Russell 2500™ Growth Index for the fiscal year. The migration from risk toward quality and more defensive growth companies in response to macroeconomic uncertainty was favorable for the manager’s process. An underweight exposure to earnings variability and overweight exposure to earnings momentum were two of the manager’s largest factor tailwinds. The favorable market environment resulted in positive stock selection for the manager that accounted for the majority of performance. Stock selection within producer durables and health care were the largest positive contributors to the manager’s performance.

Signia Capital Management, LLC, a deep-value manager with a quality focus, underperformed the Russell 2500™ Value Index. The manager’s deep value process was negatively affected by investors’ elevated level of risk aversion. Consequently, the manager’s overweight exposure to beta and earnings variability was detrimental and resulted in negative stock selection. Stock selection was negative across the majority of sectors and accounted for all of the manager’s underperformance.

Tygh Capital Management, Inc., a quality-focused growth–oriented manager, underperformed the Russell 2500™ Growth Index for the fiscal year. The market’s preference for larger, higher quality, growth companies was favorable for the manager’s process. Despite these factor tailwinds, the manager struggled with stock selection. Stock selection was negative across the majority of sectors, with stock selection in health care the largest detractor to the manager’s performance.

Describe any changes to the Fund’s structure or the money manager line-up.

In May 2011, RIMCo replaced Delphi Management Inc with Chartwell Investment Partners.

Money Managers as of October 31, 2011	Styles
Chartwell Investment Partners	Value
Clarivest Asset Management LLC	Market-Oriented
DePrince, Race & Zollo, Inc	Value
Jacobs Levy Equity Management, Inc	Value
Next Century Growth Investors, LLC	Growth
Ranger Investment Management, L.P	Growth
Signia Capital Management, LLC	Value
Tygh Capital Management, Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

60	Russell U.S. Small & Mid Cap Fund

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

*	Assumes initial investment on November 1, 2001.

**

Russell 2500TM Index is composed of the bottom 500 stocks the Russell 1000® Index and all the stocks in the Russell 2000® Index. The Russell 2500TM Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

***

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

‡	The Fund first issued Class A Shares on September 2, 2008. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

‡‡	The Fund first issued Class C Shares on September 2, 2008. The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡	The Fund first issued Class S Shares on September 2, 2008. The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I Shares. Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell U.S. Small & Mid Cap Fund	61

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Shareholder Expense Example — October 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2011 to October 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$862.00	$1,018.85
Expenses Paid During Period*	$5.91	$6.41

*	Expenses are equal to the Fund’s annualized expense ratio of 1.26% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$858.30	$1,015.07
Expenses Paid During Period*	$9.41	$10.21

*	Expenses are equal to the Fund’s annualized expense ratio of 2.01% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$862.00	$1,019.21
Expenses Paid During Period*	$5.58	$6.06

*	Expenses are equal to the Fund’s annualized expense ratio of 1.19% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

62	Russell U.S. Small & Mid Cap Fund

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Shareholder Expense Example, continued — October 31, 2011 (Unaudited)

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$863.30	$1,020.52
Expenses Paid During Period*	$4.37	$4.74

*	Expenses are equal to the Fund’s annualized expense ratio of 0.93% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$862.80	$1,020.11
Expenses Paid During Period*	$4.74	$5.14

*	Expenses are equal to the Fund’s annualized expense ratio of 1.01% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$863.60	$1,021.02
Expenses Paid During Period*	$3.90	$4.23

*	Expenses are equal to the Fund’s annualized expense ratio of 0.83% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell U.S. Small & Mid Cap Fund	63

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Schedule of Investments — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 95.6%
Consumer Discretionary - 12.5%
Aaron’s, Inc. Class A	18,800	503
Abercrombie & Fitch Co. Class A	33,361	2,482
Amerco, Inc. (Æ)	27,449	2,078
American Eagle Outfitters, Inc.	110,150	1,446
Arctic Cat, Inc. (Æ)	67,075	1,362
Ascena Retail Group, Inc. (Æ)	64,410	1,861
Avis Budget Group, Inc. (Æ)	177,000	2,496
Bally Technologies, Inc. (Æ)	10,600	384
Bebe Stores, Inc.	176,975	1,271
Big 5 Sporting Goods Corp.	3,300	25
BJ’s Restaurants, Inc. (Æ)	94,059	4,979
BorgWarner, Inc. (Æ)	25,377	1,941
Buffalo Wild Wings, Inc. (Æ)	22,278	1,475
Callaway Golf Co.	377,850	2,195
Cato Corp. (The) Class A	123,100	3,155
Cenveo, Inc. (Æ)	128,965	484
Charming Shoppes, Inc. (Æ)	160,200	556
Chico’s FAS, Inc.	38,200	472
Chipotle Mexican Grill, Inc. Class A (Æ)	10,867	3,653
Choice Hotels International, Inc.	34,408	1,231
Christopher & Banks Corp.	154,055	513
Clear Channel Outdoor Holdings, Inc. Class A (Æ)	31,600	348
Columbia Sportswear Co. (Ñ)	3,000	161
Conn’s, Inc. (Æ)(Ñ)	20,289	187
Cooper Tire & Rubber Co.	249,480	3,575
Crocs, Inc. (Æ)	189,948	3,356
CSS Industries, Inc.	3,700	78
Dick’s Sporting Goods, Inc. (Æ)	50,285	1,966
Domino’s Pizza, Inc. (Æ)	49,800	1,595
Dorman Products, Inc. (Æ)	4,675	178
DSW, Inc. Class A	38,389	2,009
Finish Line, Inc. (The) Class A	60,575	1,218
Foot Locker, Inc.	206,730	4,519
Fossil, Inc. (Æ)	9,303	964
Fred’s, Inc. Class A	204,573	2,494
Gentex Corp.	335,272	10,098
Group 1 Automotive, Inc.	63,160	2,878
Harman International Industries, Inc.	46,700	2,016
Hillenbrand, Inc.	150,103	3,169
HomeAway, Inc. (Æ)(Ñ)	69,361	2,292
HOT Topic, Inc.	536,652	4,057
Hyatt Hotels Corp. Class A (Æ)	11,000	409
International Game Technology	30,300	533
Interpublic Group of Cos., Inc. (The)	51,302	486
Jack in the Box, Inc. (Æ)	104,200	2,144
Jones Group, Inc. (The)	636,980	7,115
Kenneth Cole Productions, Inc. Class A (Æ)	160,947	1,732
Knology, Inc. (Æ)	12,400	178
Leapfrog Enterprises, Inc. Class A (Æ)	136,260	508
Lear Corp.	8,800	413
Lincoln Educational Services Corp.	25,218	236
LKQ Corp. (Æ)	162,982	4,756
Lululemon Athletica, Inc. (Æ)	48,775	2,755

	Principal Amount ($) or Shares	Market Value $
Matthews International Corp. Class A	45,928	1,614
MDC Holdings, Inc. (Ñ)	41,549	931
Men’s Wearhouse, Inc. (The)	44,363	1,370
Meredith Corp. (Ñ)	252,535	6,776
Movado Group, Inc.	19,434	325
Multimedia Games Holding Co., Inc. (Æ)	1,800	12
Newell Rubbermaid, Inc.	10,000	148
NVR, Inc. (Æ)	2,270	1,459
Oxford Industries, Inc.	77,910	3,077
Panera Bread Co. Class A (Æ)	33,323	4,455
Papa John’s International, Inc. (Æ)	15,100	510
Polaris Industries, Inc.	65,200	4,130
Pool Corp.	46,177	1,349
RadioShack Corp.	255,100	3,038
Regis Corp.	183,130	2,996
Rick’s Cabaret International, Inc. (Æ)	7,200	56
Ross Stores, Inc.	46,700	4,097
Rue21, Inc. (Æ)(Ñ)	51,127	1,362
Sally Beauty Holdings, Inc. (Æ)	11,000	211
Select Comfort Corp. (Æ)	7,900	164
Skechers U.S.A., Inc. Class A (Æ)	76,283	1,088
Snap-on, Inc.	49,100	2,635
Sotheby’s Class A	75,135	2,646
Standard Motor Products, Inc.	125,900	1,958
Steven Madden, Ltd. (Æ)	114,061	4,209
Stewart Enterprises, Inc. Class A	192,620	1,240
Superior Industries International, Inc.	75,512	1,381
Ulta Salon Cosmetics & Fragrance, Inc. (Æ)	34,800	2,342
Under Armour, Inc. Class A (Æ)	31,549	2,663
ValueClick, Inc. (Æ)	202,700	3,568
Wendy’s Co. (The)	542,410	2,745
Williams-Sonoma, Inc.	125,560	4,714
Wolverine World Wide, Inc.	153,769	5,832
Wyndham Worldwide Corp.	76,100	2,562
XO Group, Inc. (Æ)	8,300	77

		180,725

Consumer Staples - 3.1%
Andersons, Inc. (The)	59,321	2,190
Cal-Maine Foods, Inc. (Ñ)	24,470	815
Casey’s General Stores, Inc.	78,800	3,904
Chiquita Brands International, Inc. (Æ)	102,400	909
Church & Dwight Co., Inc.	41,400	1,829
Constellation Brands, Inc. Class A (Æ)	144,700	2,926
Corn Products International, Inc.	92,300	4,477
Dean Foods Co. (Æ)	179,600	1,746
Flowers Foods, Inc.	127,500	2,574
Fresh Del Monte Produce, Inc.	49,340	1,256
Herbalife, Ltd.	23,500	1,465
Nash Finch Co.	7,398	195
Omega Protein Corp. (Æ)	18,800	204
Ralcorp Holdings, Inc. (Æ)	23,500	1,900
Rite Aid Corp. (Æ)	510,100	592
Sanderson Farms, Inc. (Ñ)	29,240	1,447
Smart Balance, Inc. (Æ)	207,900	1,362
Smithfield Foods, Inc. (Æ)	93,700	2,142
Snyders-Lance, Inc.	55,009	1,167

64	Russell U.S. Small & Mid Cap Fund

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

SUPERVALU, Inc. (Ñ)	214,973	1,724
Susser Holdings Corp. (Æ)	8,700	191
TreeHouse Foods, Inc. (Æ)(Ñ)	149,260	9,156

		44,171

Energy - 6.0%
Alon USA Energy, Inc.	171,406	1,303
Approach Resources, Inc. (Æ)(Ñ)	218,440	5,332
Arch Coal, Inc.	110,800	2,019
Atwood Oceanics, Inc. (Æ)	51,200	2,188
Berry Petroleum Co. Class A	33,947	1,173
Cabot Oil & Gas Corp.	16,438	1,278
Cal Dive International, Inc. (Æ)	103,200	231
CARBO Ceramics, Inc.	23,228	3,156
Cloud Peak Energy, Inc. (Æ)	72,000	1,652
Complete Production Services, Inc. (Æ)	111,302	3,651
Core Laboratories NV	25,301	2,739
Crosstex Energy, Inc.	57,300	747
Delek US Holdings, Inc.	44,500	644
Dril-Quip, Inc. (Æ)	51,120	3,328
Global Industries, Ltd. (Æ)	318,249	2,530
Helix Energy Solutions Group, Inc. (Æ)	97,700	1,764
Helmerich & Payne, Inc.	107,783	5,732
HollyFrontier Corp.	72,022	2,210
Lufkin Industries, Inc.	56,455	3,336
Newpark Resources, Inc. (Æ)	216,867	1,937
Northern Oil and Gas, Inc. (Æ)(Ñ)	136,401	3,297
Oil States International, Inc. (Æ)	17,100	1,190
Parker Drilling Co. (Æ)	80,700	446
Patterson-UTI Energy, Inc.	294,473	5,984
Penn Virginia Corp.	220,870	1,345
Precision Drilling Corp. (Æ)(Ñ)	184,804	2,138
Rosetta Resources, Inc. (Æ)	114,840	5,092
Rowan Cos., Inc. (Æ)	58,097	2,004
SEACOR Holdings, Inc.	24,300	2,069
SM Energy Co.	22,600	1,874
Superior Energy Services, Inc. (Æ)(Ñ)	141,700	3,985
Tesoro Corp. (Æ)	100,400	2,604
Tetra Technologies, Inc. (Æ)	168,880	1,604
Unit Corp. (Æ)	84,521	4,147
USEC, Inc. (Æ)	347,653	730
Willbros Group, Inc. (Æ)	304,011	1,547

		87,006

Financial Services - 17.1%
Affiliated Managers Group, Inc. (Æ)	74,708	6,919
Alliance Data Systems Corp. (Æ)	25,200	2,581
Allied World Assurance Co. Holdings AG	16,000	930
American Assets Trust, Inc. (ö)	115,975	2,351
American Campus Communities, Inc. (ö)	38,550	1,501
American Equity Investment Life Holding Co.	268,300	2,908
American Financial Group, Inc.	31,600	1,132
Ameriprise Financial, Inc.	42,001	1,961
Anworth Mortgage Asset Corp. (ö)	108,950	703
Arch Capital Group, Ltd. (Æ)	36,100	1,298
Ares Capital Corp.	84,192	1,302

	Principal Amount ($) or Shares	Market Value $
Argo Group International Holdings, Ltd.	63,700	1,923
Arthur J Gallagher & Co.	11,100	343
Assurant, Inc.	62,000	2,389
Axis Capital Holdings, Ltd.	66,600	2,088
Banco Latinoamericano de Comercio Exterior SA Class E	37,763	614
Bank of Hawaii Corp. (Ñ)	28,600	1,208
Bank of the Ozarks, Inc.	191,300	4,758
BankUnited, Inc. (Æ)	13,400	296
Banner Corp.	8,600	151
BioMed Realty Trust, Inc. (ö)	230,399	4,172
BOK Financial Corp.	6,000	313
Boston Private Financial Holdings, Inc.	341,203	2,586
Brookline Bancorp, Inc.	257,617	2,154
Bryn Mawr Bank Corp.	4,000	73
Camden Property Trust (ö)	39,109	2,372
Capitol Federal Financial, Inc.	355,266	3,940
CapLease, Inc. (ö)	16,379	64
Chesapeake Lodging Trust (ö)	315,910	4,720
City National Corp.	39,500	1,676
Cogdell Spencer, Inc. (ö)	68,234	276
Cohen & Steers, Inc.	22,625	615
Colonial Properties Trust (ö)	91,163	1,849
CommonWealth REIT (ö)	75,600	1,463
Community Bank System, Inc.	56,199	1,436
Community Trust Bancorp, Inc.	8,000	227
Delphi Financial Group, Inc. Class A	51,900	1,374
DFC Global Corp. (Æ)	33,956	744
DiamondRock Hospitality Co. (ö)	310,003	2,805
Dime Community Bancshares, Inc.	94,980	1,132
DuPont Fabros Technology, Inc. (Ñ)(ö)	82,200	1,709
East West Bancorp, Inc.	267,010	5,199
EastGroup Properties, Inc. (ö)	22,900	999
Endurance Specialty Holdings, Ltd.	20,500	763
Evercore Partners, Inc. Class A	100,500	2,758
Everest Re Group, Ltd.	22,700	2,041
Extra Space Storage, Inc. (ö)	38,500	867
Factset Research Systems, Inc.	15,313	1,522
Fair Isaac Corp.	54,100	1,480
First American Financial Corp.	42,500	510
First Cash Financial Services, Inc. (Æ)	19,400	805
First Financial Bankshares, Inc. (Ñ)	92,564	2,940
First Interstate Bancsystem, Inc. Class A	6,000	76
FirstMerit Corp.	75,800	1,062
Flagstone Reinsurance Holdings SA	471,144	4,000
FNB Corp.	233,450	2,355
Forestar Group, Inc. (Æ)	129,259	1,680
Franklin Street Properties Corp. (Ñ)(ö)	177,985	2,260
Fulton Financial Corp.	161,300	1,523
GFI Group, Inc.	45,174	195
Greenhill & Co., Inc. (Ñ)	134,880	5,096
Hanover Insurance Group, Inc. (The)	64,690	2,469
Hatteras Financial Corp. (ö)	40,100	1,031
HCC Insurance Holdings, Inc.	13,200	351
Healthcare Realty Trust, Inc. (ö)	291,595	5,508
Hercules Technology Growth Capital, Inc.	238,300	2,307
Home Bancshares, Inc.	9,350	219

Russell U.S. Small & Mid Cap Fund	65

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Home Properties, Inc. (ö)	33,700	1,985
Hospitality Properties Trust (ö)	177,937	4,276
Hudson Valley Holding Corp.	5,600	122
Iberiabank Corp.	44,059	2,279
Inland Real Estate Corp. (ö)	62,300	467
Interactive Brokers Group, Inc. Class A	95,600	1,470
Invesco Mortgage Capital, Inc. (ö)	162,800	2,569
Investment Technology Group, Inc. (Æ)	84,800	968
Investors Real Estate Trust (ö)	51,400	381
Jones Lang LaSalle, Inc.	40,900	2,643
KBW, Inc.	309,339	4,380
KeyCorp	382,823	2,703
Kite Realty Group Trust (ö)	24,900	103
Knight Capital Group, Inc. Class A (Æ)	285,525	3,566
Kohlberg Capital Corp.	32,717	215
Lakeland Financial Corp.	59,853	1,430
LaSalle Hotel Properties (ö)	78,708	1,882
Liberty Property Trust (ö)	64,600	2,067
LTC Properties, Inc. (ö)	30,802	874
Mack-Cali Realty Corp. (ö)	63,100	1,771
Maiden Holdings, Ltd.	97,525	795
MarketAxess Holdings, Inc.	99,990	2,923
MCG Capital Corp.	51,200	238
Meadowbrook Insurance Group, Inc.	40,900	424
Medical Properties Trust, Inc. (ö)	279,540	2,823
Medley Capital Corp.	7,900	74
MFA Financial, Inc. (ö)	255,800	1,727
Mid-America Apartment Communities, Inc. (ö)	30,800	1,922
Mission West Properties, Inc. (ö)	9,283	72
Nelnet, Inc. Class A	65,600	1,409
New Mountain Finance Corp.	9,100	122
Old National Bancorp	159,385	1,844
PennantPark Investment Corp. (Ñ)	122,469	1,313
Pennsylvania Real Estate Investment Trust (ö)	22,000	226
PennyMac Mortgage Investment Trust (ö)	64,000	1,094
Piper Jaffray Cos. (Æ)	91,852	1,907
Portfolio Recovery Associates, Inc. (Æ)	28,159	1,975
Potlatch Corp. (ö)	10,400	338
Prosperity Bancshares, Inc.	151,170	5,818
Protective Life Corp.	70,671	1,314
Provident Financial Services, Inc.	62,677	812
PS Business Parks, Inc. (ö)	58,100	3,093
Raymond James Financial, Inc.	100,592	3,055
Reinsurance Group of America, Inc. Class A	29,000	1,515
Resource Capital Corp. (ö)	255,320	1,371
RLI Corp.	30,900	2,173
Sabra Health Care REIT, Inc. (ö)	61,143	628
SCBT Financial Corp.	1,200	35
Selective Insurance Group, Inc.	125,200	2,007
Signature Bank NY (Æ)	135,910	7,577
SL Green Realty Corp. (ö)	38,500	2,656
Southside Bancshares, Inc.	600	12
Sovran Self Storage, Inc. (ö)	17,800	787
StellarOne Corp.	189,229	2,269

	Principal Amount ($) or Shares	Market Value $
Sterling Bancorp Class N	189,482	1,563
Sun Communities, Inc. (ö)	4,000	152
Susquehanna Bancshares, Inc.	91,800	666
SVB Financial Group (Æ)	67,960	3,122
Symetra Financial Corp.	106,400	986
Texas Capital Bancshares, Inc. (Æ)	184,689	5,171
THL Credit, Inc.	8,100	94
TICC Capital Corp.	51,200	456
Trustco Bank Corp. NY	62,148	308
Two Harbors Investment Corp. (ö)	248,700	2,325
UMB Financial Corp.	59,078	2,178
Umpqua Holdings Corp.	114,900	1,316
United Bankshares, Inc. (Ñ)	62,900	1,493
United Financial Bancorp, Inc.	9,100	147
Universal Health Realty Income Trust (ö)	9,200	349
Urstadt Biddle Properties, Inc. Class A (ö)	7,000	125
Valley National Bancorp (Ñ)	149,000	1,788
Washington Banking Co.	7,053	83
Washington Federal, Inc.	397,574	5,427
Webster Financial Corp.	197,000	3,869
WesBanco, Inc.	3,000	60

		247,249

Health Care - 10.3%
Affymetrix, Inc. (Æ)	189,165	1,057
Alere, Inc. (Æ)	86,178	2,246
Allos Therapeutics, Inc. (Æ)	54,700	80
Allscripts Healthcare Solutions, Inc. (Æ)	95,239	1,824
AMERIGROUP Corp. Class A (Æ)	55,470	3,086
Analogic Corp.	34,885	1,887
Array Biopharma, Inc. (Æ)	43,337	104
Assisted Living Concepts, Inc. Class A	2,740	39
Bio-Rad Laboratories, Inc. Class A (Æ)	5,725	570
Cantel Medical Corp.	52,027	1,436
CardioNet, Inc. (Æ)	16,344	46
Catalyst Health Solutions, Inc. (Æ)	162,664	8,942
Centene Corp. (Æ)	132,988	4,675
Cerner Corp. (Æ)	46,940	2,977
Chemed Corp.	73,114	4,340
Computer Programs & Systems, Inc.	45,332	2,315
CONMED Corp. (Æ)	71,327	1,874
Cooper Cos., Inc. (The)	69,556	4,820
Covance, Inc. (Æ)	28,803	1,461
Coventry Health Care, Inc. (Æ)	71,500	2,274
CryoLife, Inc. (Æ)	4,846	22
Cynosure, Inc. Class A (Æ)	121,736	1,482
Durect Corp. (Æ)	75,100	119
Dyax Corp. (Æ)	94,013	127
Endo Pharmaceuticals Holdings, Inc. (Æ)	64,000	2,068
Epocrates, Inc. (Æ)	21,645	188
Five Star Quality Care, Inc. (Æ)	335,865	870
Greatbatch, Inc. (Æ)	7,500	167
Haemonetics Corp. (Æ)	52,500	3,200
Hanger Orthopedic Group, Inc. (Æ)	89,725	1,559
Harvard Bioscience, Inc. (Æ)	182,590	833
Health Management Associates, Inc. Class A (Æ)	239,568	2,099

66	Russell U.S. Small & Mid Cap Fund

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Health Net, Inc. (Æ)	152,150	4,228
HealthSouth Corp. (Æ)	87,911	1,553
Henry Schein, Inc. (Æ)	22,164	1,536
HMS Holdings Corp. (Æ)	311,222	7,606
Hologic, Inc. (Æ)	131,000	2,112
Human Genome Sciences, Inc. (Æ)	62,770	644
IDEXX Laboratories, Inc. (Æ)	17,886	1,288
Impax Laboratories, Inc. (Æ)	73,049	1,381
IPC The Hospitalist Co., Inc. (Æ)	94,370	3,957
Jazz Pharmaceuticals, Inc. (Æ)	60,105	2,342
Kindred Healthcare, Inc. (Æ)	75,100	875
LifePoint Hospitals, Inc. (Æ)	26,188	1,012
Medicines Co. (The) (Æ)	152,773	2,860
Medicis Pharmaceutical Corp. Class A	112,749	4,317
Mednax, Inc. (Æ)	57,876	3,808
Molina Healthcare, Inc. (Æ)	111,700	2,366
Neurocrine Biosciences, Inc. (Æ)	13,700	86
Owens & Minor, Inc.	44,245	1,324
Par Pharmaceutical Cos., Inc. (Æ)	77,300	2,365
PerkinElmer, Inc.	107,200	2,216
Perrigo Co.	64,202	5,796
Progenics Pharmaceuticals, Inc. (Æ)	24,700	162
Quality Systems, Inc. (Ñ)	49,800	1,938
Questcor Pharmaceuticals, Inc. (Æ)	31,867	1,294
ResMed, Inc. (Æ)	33,178	939
Rigel Pharmaceuticals, Inc. (Æ)	28,200	221
RTI Biologics, Inc. (Æ)	119,311	537
Salix Pharmaceuticals, Ltd. (Æ)	101,996	3,494
STERIS Corp.	114,170	3,537
SurModics, Inc. (Æ)	9,900	104
SXC Health Solutions Corp. (Æ)	237,997	11,143
Symmetry Medical, Inc. (Æ)	74,314	676
Techne Corp.	19,457	1,339
United Therapeutics Corp. (Æ)	53,497	2,339
Universal Health Services, Inc. Class B	28,380	1,134
Varian Medical Systems, Inc. (Æ)	24,660	1,448
Viropharma, Inc. (Æ)	72,900	1,476
Volcano Corp. (Æ)	43,390	1,082
WellCare Health Plans, Inc. (Æ)	30,363	1,488
Wright Medical Group, Inc. (Æ)	104,100	1,789
XenoPort, Inc. (Æ)	24,200	148
Zalicus, Inc. (Æ)(Ñ)	267,100	393

		149,140

Materials and Processing - 6.8%
A Schulman, Inc.	93,434	1,972
Airgas, Inc.	53,433	3,684
AK Steel Holding Corp. (Ñ)	314,230	2,618
Albemarle Corp.	78,559	4,186
Apogee Enterprises, Inc.	214,630	2,344
Aptargroup, Inc.	31,600	1,516
Buckeye Technologies, Inc.	116,762	3,531
Cabot Corp.	174,822	5,276
Clarcor, Inc.	104,875	5,084
Comfort Systems USA, Inc.	34,699	382
Commercial Metals Co.	293,420	3,647
Crown Holdings, Inc. (Æ)	111,995	3,784

	Principal Amount ($) or Shares	Market Value $
Cytec Industries, Inc.	50,843	2,271
Domtar Corp.	20,000	1,638
Eagle Materials, Inc.	211,130	4,345
Eastman Chemical Co.	57,200	2,247
HB Fuller Co.	152,305	3,273
Interline Brands, Inc. (Æ)	184,600	2,751
KapStone Paper and Packaging Corp. (Æ)	105,000	1,722
Kaydon Corp.	78,870	2,481
Koppers Holdings, Inc.	88,600	2,932
Lennox International, Inc.	92,630	2,982
MeadWestvaco Corp.	10,600	296
Minerals Technologies, Inc.	21,800	1,196
Neenah Paper, Inc.	7,600	125
OM Group, Inc. (Æ)(Ñ)	70,231	2,030
Packaging Corp. of America	64,000	1,669
Polypore International, Inc. (Æ)	66,266	3,476
Rockwood Holdings, Inc. (Æ)	57,890	2,665
RTI International Metals, Inc. (Æ)	136,211	3,595
Schnitzer Steel Industries, Inc. Class A	22,918	1,073
Scotts Miracle-Gro Co. (The) Class A (Ñ)	36,499	1,771
Sensient Technologies Corp.	87,275	3,226
Timken Co.	65,000	2,738
Titanium Metals Corp.	120,538	2,019
TPC Group, Inc. (Æ)	94,661	1,881
Universal Forest Products, Inc.	81,490	2,287
Valspar Corp.	13,800	481
Wausau Paper Corp.	51,734	388
WR Grace & Co. (Æ)	58,003	2,424

		98,006

Producer Durables - 19.1%
ABM Industries, Inc.	152,379	3,081
Accuride Corp. (Æ)	224,200	1,417
Actuant Corp. Class A	82,796	1,863
Advisory Board Co. (The) (Æ)	79,438	4,866
AECOM Technology Corp. (Æ)	51,900	1,086
AGCO Corp. (Æ)	105,604	4,629
Aircastle, Ltd.	105,800	1,283
Alaska Air Group, Inc. (Æ)	42,600	2,834
Albany International Corp. Class A	24,714	558
Alexander & Baldwin, Inc.	46,034	1,911
Alliant Techsystems, Inc.	27,500	1,597
Ametek, Inc.	36,906	1,459
AO Smith Corp.	34,950	1,299
Applied Industrial Technologies, Inc.	61,500	2,068
Arkansas Best Corp.	75,476	1,555
Astec Industries, Inc. (Æ)	53,324	1,773
Avery Dennison Corp.	10,800	287
Barnes Group, Inc.	109,800	2,555
Barrett Business Services, Inc.	3,900	62
BE Aerospace, Inc. (Æ)	284,896	10,749
Booz Allen Hamilton Holding Corp. Class A (Æ)	70,900	1,121
Brady Corp. Class A	91,290	2,804
Bristow Group, Inc.	151,165	7,525
Cascade Corp.	39,100	1,685
Celadon Group, Inc.	29,800	328

Russell U.S. Small & Mid Cap Fund	67

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Ceradyne, Inc. (Æ)	40,835	1,366
Chart Industries, Inc. (Æ)	35,530	2,008
Chicago Bridge & Iron Co. NV	208,225	7,617
Consolidated Graphics, Inc. (Æ)	13,540	617
Convergys Corp. (Æ)	85,105	911
Con-way, Inc.	130,000	3,831
Corporate Executive Board Co. (The)	61,225	2,240
Corrections Corp. of America (Æ)	27,100	602
CRA International, Inc. (Æ)	9,500	184
Crane Co.	28,600	1,262
Cubic Corp.	36,300	1,711
Curtiss-Wright Corp.	27,744	909
Diana Shipping, Inc. (Æ)	226,646	1,865
Douglas Dynamics, Inc.	24,300	365
Dycom Industries, Inc. (Æ)	24,700	480
Electro Rent Corp.	48,685	782
Electronics for Imaging, Inc. (Æ)	48,117	722
EMCOR Group, Inc. (Æ)	53,900	1,351
EnPro Industries, Inc. (Æ)	91,912	3,165
Esterline Technologies Corp. (Æ)	51,500	2,879
ExlService Holdings, Inc. (Æ)	69,179	1,804
Exponent, Inc. (Æ)	38,000	1,831
FARO Technologies, Inc. (Æ)	70,697	2,954
Federal Signal Corp.	65,561	309
Franklin Electric Co., Inc.	51,600	2,370
G&K Services, Inc. Class A	40,436	1,228
GATX Corp.	88,700	3,369
Genesee & Wyoming, Inc. Class A (Æ)	71,789	4,251
Global Sources, Ltd. (Æ)	1,000	7
Gulfmark Offshore, Inc. Class A (Æ)	13,100	545
Harsco Corp.	159,052	3,666
Hawaiian Holdings, Inc. (Æ)	107,800	577
HEICO Corp. (Ñ)	50,475	2,878
Heidrick & Struggles International, Inc.	86,700	1,715
HUB Group, Inc. Class A (Æ)	124,854	3,903
Hurco Cos., Inc. (Æ)	4,800	125
Huron Consulting Group, Inc. (Æ)	60,600	2,182
IHS, Inc. Class A (Æ)	38,057	3,196
JB Hunt Transport Services, Inc.	117,548	4,974
Joy Global, Inc.	57,956	5,054
Kansas City Southern (Æ)	89,430	5,649
KBR, Inc.	259,314	7,237
Kelly Services, Inc. Class A (Æ)	28,600	468
Kennametal, Inc.	95,672	3,721
Kirby Corp. (Æ)	77,842	4,790
Knight Transportation, Inc.	334,539	5,085
Layne Christensen Co. (Æ)	92,448	2,329
Lexmark International, Inc. Class A (Æ)	35,300	1,119
Lincoln Electric Holdings, Inc.	50,400	1,835
Manpower, Inc.	8,600	371
MAXIMUS, Inc.	126,825	5,116
McDermott International, Inc. (Æ)	26,458	291
McGrath Rentcorp	95,786	2,559
Middleby Corp. (Æ)	22,312	1,880
Miller Industries, Inc.	6,200	127
Moog, Inc. Class A (Æ)	10,800	418
MSC Industrial Direct Co. Class A	28,429	1,934

	Principal Amount ($) or Shares	Market Value $
NACCO Industries, Inc. Class A	12,598	1,034
National Instruments Corp.	91,209	2,436
Navigant Consulting, Inc. (Æ)	89,500	1,014
Navistar International Corp. (Æ)	38,500	1,620
Old Dominion Freight Line, Inc. (Æ)	92,300	3,375
Orbital Sciences Corp. (Æ)	43,154	667
OSI Systems, Inc. (Æ)	1,100	49
Pall Corp.	20,499	1,049
Primoris Services Corp.	26,739	348
Quality Distribution, Inc. (Æ)	28,192	318
Quanta Services, Inc. (Æ)	55,119	1,151
RailAmerica, Inc. (Æ)	4,493	61
Resources Connection, Inc.	439,117	4,870
Roper Industries, Inc.	35,512	2,880
RSC Holdings, Inc. (Æ)	73,368	716
Ryder System, Inc.	62,300	3,174
SeaCube Container Leasing, Ltd.	26,900	374
Sensata Technologies Holding NV (Æ)	71,754	2,148
Southwest Airlines Co.	295,268	2,525
Steelcase, Inc. Class A	12,100	90
Stericycle, Inc. (Æ)	24,243	2,026
SYKES Enterprises, Inc. (Æ)	116,600	1,857
Synopsys, Inc. (Æ)	49,700	1,333
Teledyne Technologies, Inc. (Æ)	87,982	4,792
Tetra Tech, Inc. (Æ)	33,152	724
Textainer Group Holdings, Ltd.	33,738	926
Titan International, Inc. (Ñ)	111,632	2,512
Toro Co. (The)	48,600	2,626
Towers Watson & Co. Class A	56,100	3,686
TransDigm Group, Inc. (Æ)	26,327	2,473
Trimble Navigation, Ltd. (Æ)	84,263	3,405
Triumph Group, Inc.	126,040	7,323
TrueBlue, Inc. (Æ)	18,400	243
Tsakos Energy Navigation, Ltd. (Þ)	291,842	1,745
Tutor Perini Corp.	136,561	1,984
United Stationers, Inc.	57,700	1,835
URS Corp. (Æ)	138,606	4,948
UTi Worldwide, Inc.	16,800	245
Wabtec Corp.	80,677	5,420
Waste Connections, Inc.	69,720	2,374
Waters Corp. (Æ)	23,297	1,867
Watts Water Technologies, Inc. Class A	26,900	847
Werner Enterprises, Inc.	66,500	1,576
Woodward, Inc.	46,024	1,559

		275,354

Technology - 16.7%
AboveNet, Inc.	48,600	2,884
Acacia Research-Acacia Technologies (Æ)	123,270	4,911
ACI Worldwide, Inc. (Æ)	72,000	2,208
Actuate Corp. (Æ)	39,732	258
ADTRAN, Inc.	120,401	4,045
Agilysys, Inc. (Æ)	132,968	1,129
Akamai Technologies, Inc. (Æ)	79,259	2,135
Allot Communications, Ltd. (Æ)	200,779	2,684
Amdocs, Ltd. (Æ)	21,200	636

68	Russell U.S. Small & Mid Cap Fund

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Amphenol Corp. Class A	29,079	1,381
Anadigics, Inc. (Æ)	146,876	386
Anixter International, Inc. (Æ)	42,100	2,471
Ansys, Inc. (Æ)	159,044	8,646
Applied Micro Circuits Corp. (Æ)	81,125	547
Ariba, Inc. (Æ)	76,872	2,435
Arris Group, Inc. (Æ)	32,200	346
Aruba Networks, Inc. (Æ)(Ñ)	204,916	4,854
Atmel Corp. (Æ)	179,518	1,896
Avago Technologies, Ltd.	52,455	1,771
Aviat Networks, Inc. (Æ)	92,745	190
Avnet, Inc. (Æ)	18,300	555
AVX Corp.	40,400	542
Axcelis Technologies, Inc. (Æ)	143,900	201
Bankrate, Inc. (Æ)(Ñ)	163,955	3,192
Brightpoint, Inc. (Æ)	114,400	1,161
Brooks Automation, Inc.	49,410	516
Ceva, Inc. (Æ)	113,750	3,534
Cohu, Inc.	194,158	2,153
Concur Technologies, Inc. (Æ)(Ñ)	75,943	3,533
Cray, Inc. (Æ)	32,800	208
CSG Systems International, Inc. (Æ)	40,800	581
Diodes, Inc. (Æ)	77,500	1,734
DSP Group, Inc. (Æ)	27,626	171
Earthlink, Inc.	594,100	4,165
Electro Scientific Industries, Inc. (Æ)	354,801	4,361
Emulex Corp. (Æ)	320,200	2,683
Equinix, Inc. (Æ)	70,036	6,724
Exar Corp. (Æ)	48,897	299
Extreme Networks (Æ)	36,300	107
F5 Networks, Inc. (Æ)	20,255	2,106
Formfactor, Inc. (Æ)	86,430	517
Fortinet, Inc. (Æ)	54,388	1,254
Hittite Microwave Corp. (Æ)	71,062	3,738
Hutchinson Technology, Inc. (Æ)(Ñ)	10,990	20
IAC/InterActiveCorp (Æ)	64,419	2,630
Informatica Corp. (Æ)	110,435	5,025
Inphi Corp. (Æ)	249,294	2,752
Integrated Device Technology, Inc. (Æ)	218,100	1,326
Intermec, Inc. (Æ)	47,700	385
International Rectifier Corp. (Æ)	114,038	2,770
Intersil Corp. Class A	378,900	4,535
Intevac, Inc. (Æ)	15,510	125
IPG Photonics Corp. (Æ)	20,498	1,084
JDA Software Group, Inc. (Æ)	32,800	1,045
Kemet Corp. (Æ)	352,500	3,250
Kulicke & Soffa Industries, Inc. (Æ)	150,200	1,449
Lam Research Corp. (Æ)	115,290	4,956
LSI Corp. (Æ)	674,500	4,216
LTX-Credence Corp. (Æ)	164,037	1,038
Magma Design Automation, Inc. (Æ)	283,740	1,498
Manhattan Associates, Inc. (Æ)	25,800	1,093
Mentor Graphics Corp. (Æ)	264,200	3,001
Methode Electronics, Inc.	228,800	2,126
Micrel, Inc.	377,080	4,155
MICROS Systems, Inc. (Æ)	75,400	3,711
Microsemi Corp. (Æ)	101,948	1,882

	Principal Amount ($) or Shares	Market Value $
Mindspeed Technologies, Inc. (Æ)	54,123	301
MKS Instruments, Inc.	116,938	3,115
Molex, Inc. (Ñ)	69,738	1,722
Monolithic Power Systems, Inc. (Æ)	30,664	382
Multi-Fineline Electronix, Inc. (Æ)	86,750	1,990
NCR Corp. (Æ)	14,300	272
NetSuite, Inc. (Æ)	85,220	3,242
NeuStar, Inc. Class A (Æ)	57,000	1,812
NICE Systems, Ltd. - ADR (Æ)	101,714	3,637
Novellus Systems, Inc. (Æ)	19,500	674
Opnet Technologies, Inc.	57,540	2,517
Opnext, Inc. (Æ)	83,100	82
PDF Solutions, Inc. (Æ)	2,800	15
Pegasystems, Inc. (Ñ)	69,457	2,625
Plexus Corp. (Æ)	135,600	3,485
PLX Technology, Inc. (Æ)	39,400	128
PMC - Sierra, Inc. (Æ)	637,080	4,039
Polycom, Inc. (Æ)	69,714	1,152
Progress Software Corp. (Æ)	244,465	5,148
QLIK Technologies, Inc. (Æ)	118,291	3,380
Quantum Corp. (Æ)	184,377	481
Quest Software, Inc. (Æ)	197,250	3,470
Radisys Corp. (Æ)	22,800	134
RealNetworks, Inc.	14,400	141
RealPage, Inc. (Æ)	137,312	3,618
RightNow Technologies, Inc. (Æ)	20,592	886
Riverbed Technology, Inc. (Æ)	34,949	964
Rovi Corp. (Æ)	156,157	7,736
Sanmina-SCI Corp. (Æ)	290,500	2,559
SBA Communications Corp. Class A (Æ)(Ñ)	63,683	2,426
Seachange International, Inc. (Æ)	17,188	145
Silicon Image, Inc. (Æ)	126,900	817
Silicon Laboratories, Inc. (Æ)(Ñ)	33,090	1,415
Skyworks Solutions, Inc. (Æ)	62,287	1,234
Solera Holdings, Inc.	26,890	1,469
Sourcefire, Inc. (Æ)(Ñ)	128,520	3,541
Spansion, Inc. Class A (Æ)	110,200	1,134
Standard Microsystems Corp. (Æ)	30,140	746
Synchronoss Technologies, Inc. (Æ)(Ñ)	134,160	4,033
Tekelec (Æ)	163,100	1,602
TeleNav, Inc. (Æ)	5,400	46
Tessco Technologies, Inc.	1,500	21
Trident Microsystems, Inc. (Æ)(Ñ)	30,900	17
Ultimate Software Group, Inc. (Æ)	64,483	3,881
Ultratech, Inc. (Æ)	20,300	443
Unisys Corp. (Æ)	28,500	741
United Online, Inc.	265,724	1,570
VeriFone Systems, Inc. (Æ)	165,855	7,001
Vishay Intertechnology, Inc. (Æ)	246,978	2,655
Xyratex, Ltd.	145,121	1,979

		240,543

Utilities - 4.0%
Allete, Inc.	38,070	1,504
Alliant Energy Corp.	69,500	2,834
American States Water Co.	21,190	740

Russell U.S. Small & Mid Cap Fund	69

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

American Water Works Co., Inc.	36,200		1,105
Avista Corp.	77,800		1,980
Black Hills Corp. (Ñ)	166,377		5,609
California Water Service Group	109,599		2,035
Chesapeake Utilities Corp.	6,300		267
Cleco Corp.	107,500		3,964
Connecticut Water Service, Inc.	6,600		177
El Paso Electric Co.	9,978		320
Idacorp, Inc.	13,100		529
j2 Global Communications, Inc.	112,900		3,475
Laclede Group, Inc. (The)	13,869		556
NiSource, Inc. (Ñ)	105,800		2,337
Northwest Natural Gas Co.	70,802		3,308
NorthWestern Corp.	166,476		5,735
NTELOS Holdings Corp.	95,900		1,824
NV Energy, Inc.	188,300		3,020
OGE Energy Corp.	64,374		3,331
Otter Tail Corp.	64,076		1,244
Pinnacle West Capital Corp.	34,700		1,582
PNM Resources, Inc.	212,900		3,828
Portland General Electric Co.	62,100		1,524
Premiere Global Services, Inc. (Æ)	169,423		1,535
Questar Corp.	15,000		289
Telephone & Data Systems, Inc.	73,265		1,698
UGI Corp.	50,900		1,460

			57,810

Total Common Stocks (cost $1,278,757)			1,380,004

Short-Term Investments - 4.4%
Russell U.S. Cash Management Fund	64,656,392	(¥)	64,656

Total Short-Term Investments (cost $64,656)			64,656

Other Securities - 5.0%
Russell Investment Company Liquidating Trust (×)	4,645,397	(¥)	4,732
Russell U.S. Cash Collateral Fund (×)	66,917,027	(¥)	66,917

Total Other Securities (cost $71,562)			71,649

Total Investments - 105.0% (identified cost $1,414,975)			1,516,309

Other Assets and Liabilities, Net - (5.0%)			(72,581)

Net Assets - 100.0%			1,443,728

See accompanying notes which are an integral part of the financial statements.

70	Russell U.S. Small & Mid Cap Fund

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
S&P Midcap 400 E-Mini Index (CME)	764	USD	67,698	12/11	4,314

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					4,314

Presentation of Portfolio Holdings — October 31, 2011

Amounts in thousands

	Market Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets

Common Stocks
Consumer Discretionary	$180,725	$—	$—	$180,725	12.5
Consumer Staples	44,171	—	—	44,171	3.1
Energy	87,006	—	—	87,006	6.0
Financial Services	247,249	—	—	247,249	17.1
Health Care	149,140	—	—	149,140	10.3
Materials and Processing	98,006	—	—	98,006	6.8
Producer Durables	275,354	—	—	275,354	19.1
Technology	240,543	—	—	240,543	16.7
Utilities	57,810	—	—	57,810	4.0
Short-Term Investments	—	64,656	—	64,656	4.4
Other Securities	—	71,649	—	71,649	5.0

Total Investments	1,380,004	136,305	—	1,516,309	105.0

Other Assets and Liabilities, Net					(5.0)

					100.0

Other Financial Instruments
Futures Contracts	4,314	—	—	4,314	0.3

Total Other Financial Instruments*	$4,314	$—	$—	$4,314

*	Other financial instruments reflected, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant quarter to quarter transfers in and out of levels 1, 2 and 3 during the period ending October 31, 2011.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Small & Mid Cap Fund	71

Russell Investment Company

Russell U.S. Small & Mid Cap Fund

Fair Value of Derivative Instruments — October 31, 2011

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts

Location: Statement of Assets and Liabilities - Assets
Daily variation margin on futures contracts*	$4,314

Derivatives not accounted for as hedging instruments	Equity Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$4,122

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$2,555

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

72	Russell U.S. Small & Mid Cap Fund

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Russell Investment Company

Russell International Developed Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2011

Russell International Developed Markets Fund - Class A ‡
	Total Return
1 Year	(12.12)%
5 Years	(4.58	)%§
10 Years	4.26	%§

Russell International Developed Markets Fund - Class C ‡‡
	Total Return
1 Year	(7.34)%
5 Years	(3.88	)%§
10 Years	4.64	%§

Russell International Developed Markets Fund - Class E
	Total Return
1 Year	(6.66)%
5 Years	(3.38	)%§
10 Years	4.91	%§

Russell International Developed Markets Fund - Class I
	Total Return
1 Year	(6.39)%
5 Years	(3.14	)%§
10 Years	5.15	%§

Russell International Developed Markets Fund - Class S ‡‡‡
	Total Return
1 Year	(6.43)%
5 Years	(3.19	)%§
10 Years	5.12	%§

Russell International Developed Markets Fund - Class Y
	Total Return
1 Year	(6.46)%
5 Years	(3.10	)%§
10 Years	5.21	%§

Russell Developed ex-U.S. Large Cap® Index Net **
	Total Return
1 Year	(3.60)%
5 Years	(1.53	)%§
10 Years	6.37	%§

MSCI EAFE® Index Net (USD) ***
	Total Return
1 Year	(4.08)%
5 Years	(2.41	)%§
10 Years	5.73	%§

74	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

The Russell International Developed Markets Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has nine money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long-term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2011?

For the fiscal year ended October 31, 2011, the Russell International Developed Markets Fund’s Class A, Class C, Class E, Class I, Class S and Class Y Shares lost 6.76%, 7.34%, 6.66%, 6.39%, 6.43% and 6.46%, respectively. This is compared to the Fund’s benchmark, the Russell Developed ex-U.S. Large Cap Index Net, which lost 3.60%, and the MSCI EAFE® Index Net (USD), which lost 4.08% during the same period. From November 1, 2010 to December 31, 2010, the Fund’s benchmark was the MSCI EAFE® Index Net (USD). Effective January 1, 2011, the Fund’s benchmark changed to the Russell Developed ex-U.S. Large Cap® Index Net. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2011, the Lipper® International Large-Cap Core Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, lost 5.81%. This result serves as a peer comparison and is expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The fiscal year ended October 31, 2011 proved to be a very challenging environment. RIMCo’s investment process for the Fund emphasizes investment strategies that seek to identify stocks that are expected to perform well based on investors’ recognition of favorable fundamentals, for example, the financial characteristics and economic drivers of a company, including earnings relative to market expectations as indicated by price and valuation. These strategies depend on investors’ willingness to reward those companies that exhibit better-than-expected fundamentals by paying higher share prices. Often money managers in the Fund will buy ‘riskier’ stocks on the basis of research that indicates such stocks are mispriced relative to the company’s fundamentals. The market during the fiscal year was driven by a heightened risk aversion with greater emphasis on predictability and stability, as well as downside protection in the form of dividend yields. Although the Fund had some exposure to these stocks, its investment strategy does not emphasize risk aversion or defensiveness.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

The Fund’s strategic emphases proved disadvantageous given the market climate during the fiscal year. Money managers’ emphasis on companies with higher rates of earnings growth, in both historical and forecasted numbers, proved disadvantageous as generalized skepticism towards growth prospects weighed on share prices. The Fund’s exposure to momentum (the tendency for stock prices and/or earnings to continue to go up or go down) was also a negative. Underweighted exposure to stocks with above average dividends was a significant detractor. In aggregate, the Fund was not sufficiently defensive for a market environment marked by fear and skepticism.

AQR Capital Management, LLC (“AQR”) underperformed the Fund’s benchmark for the period. The manager’s quantitative approach emphasizes stocks trading at low valuations with good momentum in a variety of earnings and price measures. This proved to be an ineffective combination in the period as both value and momentum struggled. As part of its investment strategy, AQR opportunistically invests in derivatives, such as country index futures and foreign currency instruments. These derivatives investments detracted from AQR’s performance, as its key selection criteria, valuation and momentum, were both ineffective. The impact of the manager’s country and currency derivatives was somewhat muted at the Fund level, as it is a single component of the manager’s strategy and the manager’s weight in the Fund was roughly 14%.

Axiom International Investors LLC underperformed the Fund’s benchmark for the period, facing headwinds to its growth and momentum-driven investment style. The manager held a large position in emerging markets, specifically to China and Brazil, which detracted from performance as these regions lagged on fears of global economic slowing, as well as a general aversion to higher risk markets. An underweight to Japan, due to the manager’s assessment of relatively poor growth opportunities, also detracted from performance.

Del Rey Global Investors, LLC underperformed the Fund’s benchmark for the period, mainly driven by its ineffective stock selection, particularly in the technology sector. The manager struggled within the sector due to a few large holdings in Japanese and European technology firms. The manager had more success in the materials sector due to its holding of gold mining companies and was underweight to the financials sector, which also proved beneficial.

Russell International Developed Markets Fund	75

Russell Investment Company

Russell International Developed Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

Driehaus Capital Management LLC was hired at the end of September 2011 and outperformed the Fund’s benchmark for the portion of the fiscal year in which it was a money manager for the Fund. The manager is a momentum-driven investor focused on smaller and mid-cap stocks with strong prospects for above-market growth. Results for its first month in the Fund were strong as trends for growth and momentum improved. The manager had strong stock selection in the consumer discretionary, energy and technology sectors while also faring well with its holdings of stocks in the emerging markets.

Marsico Capital Management, LLC underperformed the Fund’s benchmark for the period, mostly due to its aggressive positioning in a defensive period. Despite the benefit of an underweighted position in the financials sector, the manager struggled the most in this sector, as seemingly “blue chip” companies such as ICICI Bank in India and Barclays in the U.K. were shunned by investors concerned with broad stresses on the sector. Similarly, the manager’s emphasis on higher risk, higher growth energy holdings in the emerging markets proved divergent to the market’s preference for larger, more stable companies in the sector.

MFS Institutional Advisors, Inc. outperformed the Fund’s benchmark for the period. The manager benefited from its strategic focus on companies with high quality earnings characteristics, most notably consistency of earnings growth. Stock selection within Europe, the Middle East and Asia ex-U.K. provided the most value, with a mix of stocks in the luxury goods, specialty chemicals and energy sectors.

Mondrian Investment Partners Limited outperformed the Fund’s benchmark for the period, benefiting from its defensive orientation which focuses on large cap companies with above average dividend yields. A majority of Mondrian’s outperformance of the Fund’s benchmark came from its overweighted positions in the consumer staples, telecom and health care sectors.

Pzena Investment Management, LLC (“Pzena”) underperformed the Fund’s benchmark for the period but outperformed its assigned benchmark, the Russell Developed Markets ex-U.S. Value Index. Pzena’s value-driven investment style focuses on companies with depressed fundamentals trading at low valuations, e.g., price-to-book and price-to-earnings. These stocks faced severe headwinds as companies with depressed valuations (including many companies in the financials sector) were generally shunned due to uncertainties tied to their businesses. Pzena held an overweighted exposure to the financials sector, which was the worst performing sector in the period. Despite these sentiment headwinds, Pzena added value with stock selection in the consumer staples and energy sectors, but its financials allocation was difficult to overcome.

UBS Global Asset Management (Americas) Inc. was terminated in September 2011 and was the Fund’s worst-performing manager for much of the fiscal year in which it was a money manager for the Fund. The manager’s emphasis on stocks with relatively high rates of earnings growth and momentum in earnings and prices was not effective as market volatility, investor skepticism and risk aversion were unfavorable conditions for this strategy.

William Blair & Company performed in line with the Fund’s benchmark for the period. Its emphasis on forward looking growth was largely frustrated by increasing market skepticism. While its process also includes some earnings quality elements, the manager’s underweight of the consumer staples sector, reflecting its view of limited growth potential for consumer staples companies, had a significant negative impact on its performance. Similar to other managers with a focus on finding stocks with significantly higher growth opportunities, the manager’s exposure to emerging markets was another detracting factor. The manager was able to offset these negative effects with its stock selection in the technology and consumer discretionary sectors.

Describe any changes to the Fund’s structure or the money manager line-up.

In September 2011, UBS Global Asset Management (Americas) Inc. was terminated and Driehaus Capital Management LLC was hired as its replacement.

Money Managers as of October 31, 2011	Styles
AQR Capital Management, LLC	Market Oriented
Axiom International Investors LLC	Growth
del Rey Global Investors, LLC	Value
Driehaus Capital Management LLC	Growth
Marsico Capital Management, LLC	Growth
MFS Institutional Advisors, Inc.	Growth
Mondrian Investment Partners Limited	Value
Pzena Investment Management, LLC	Value
William Blair & Company, LLC	Growth

76	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2001.

**

Effective January 1, 2011, RIMCo changed the Fund’s primary benchmark from the Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE®) Index Net (USD) to the Russell Developed ex-U.S. Large Cap® Index Net. RIMCo believes the Russell Developed ex-U.S. Large Cap® Index Net is an appropriate benchmark which more broadly represents the investable universe of stocks. Russell Developed ex-U.S. Large Cap® Index Net is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

***	MSCI EAFE® Index Net (USD) is an index, with dividends reinvested, representative of the securities markets of 20 developed countries in Europe, Australasia and the Far East.

‡	The Fund first issued Class A Shares on September 2, 2008. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

‡‡	The Fund first issued Class C Shares on September 2, 2008. The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡	The Fund first issued Class S Shares on September 2, 2008. The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I Shares. Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell International Developed Markets Fund	77

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Russell International Developed Markets Fund

Shareholder Expense Example — October 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2011 to October 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$829.40	$1,018.95
Expenses Paid During Period*	$5.72	$6.31

*	Expenses are equal to the Fund’s annualized expense ratio of 1.24% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$827.40	$1,015.17
Expenses Paid During Period*	$9.17	$10.11

*	Expenses are equal to the Fund’s annualized expense ratio of 1.99% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$830.10	$1,019.31
Expenses Paid During Period*	$5.40	$5.96

*	Expenses are equal to the Fund’s annualized expense ratio of 1.16% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

78	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Shareholder Expense Example, continued — October 31, 2011 (Unaudited)

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$831.40	$1,020.62
Expenses Paid During Period*	$4.20	$4.63

*	Expenses are equal to the Fund’s annualized expense ratio of 0.91% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$831.50	$1,020.21
Expenses Paid During Period*	$4.57	$5.04

*	Expenses are equal to the Fund’s annualized expense ratio of 0.99% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$830.60	$1,021.12
Expenses Paid During Period*	$3.74	$4.13

*	Expenses are equal to the Fund’s annualized expense ratio of 0.81% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell International Developed Markets Fund	79

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 90.1%
Australia - 3.1%
Alumina, Ltd.	102,468	154
Amcor, Ltd. (Æ)	1,897,328	13,903
AMP, Ltd.	2,098,335	9,337
Ansell, Ltd. - GDR	106,714	1,546
ASX, Ltd. - ADR	4,999	160
Australia & New Zealand Banking Group, Ltd. - ADR	76,916	1,735
Bendigo and Adelaide Bank, Ltd.	71,423	705
BGP Holdings PLC (Æ)(ö)	559,805	—
BHP Billiton, Ltd. - ADR (Ñ)	228,890	11,955
Boart Longyear, Ltd.	518,103	1,726
Brambles, Ltd.	167,621	1,157
Caltex Australia, Ltd.	133,245	1,846
CFS Retail Property Trust (Ñ)(ö)	112,154	214
Challenger, Ltd.	170,253	802
Coca-Cola Amatil, Ltd. (Ñ)	206,375	2,665
Commonwealth Bank of Australia - ADR (Ñ)	45,917	2,358
Computershare, Ltd.	17,281	137
CSL, Ltd.	125,053	3,745
CSR, Ltd. (Ñ)	231,117	583
Dexus Property Group (ö)	228,810	202
Downer EDI, Ltd. (Æ)	100,545	316
Echo Entertainment Group, Ltd. (Ñ)	177,737	689
Fortescue Metals Group, Ltd. (Ñ)	68,386	341
Foster’s Group, Ltd.	80,235	450
Goodman Group (ö)	258,487	166
GPT Group (ö)	75,544	249
Iluka Resources, Ltd. (Ñ)	250,455	4,164
Lend Lease Group	22,716	182
Mirvac Group Class REIT (Ñ)(ö)	152,662	200
Monadelphous Group, Ltd.	101,229	1,922
Mount Gibson Iron, Ltd. (Ñ)	354,474	565
National Australia Bank, Ltd. - ADR (Ñ)	317,413	8,473
Newcrest Mining, Ltd.	103,125	3,633
Origin Energy, Ltd.	80,820	1,213
OZ Minerals, Ltd.	13,251	156
Pacific Brands, Ltd.	530,701	328
Paladin Energy, Ltd. (Ñ)	26,596	40
QBE Insurance Group, Ltd.	1,166,902	17,910
QR National, Ltd. (Ñ)	64,709	222
Rio Tinto, Ltd. - ADR	82,051	5,883
Sonic Healthcare, Ltd.	104,268	1,204
Stockland (ö)	98,046	320
TABCORP Holdings, Ltd.	549,914	1,692
Tatts Group, Ltd.	179,984	437
Telstra Corp., Ltd.	5,947,147	19,343
Treasury Wine Estates, Ltd. (Ñ)	127,543	498
Wesfarmers, Ltd.	57,140	1,922
Westfield Group (ö)	106,482	856
Westfield Retail Trust (ö)	126,283	334
Westpac Banking Corp. (Ñ)	489,143	11,385
Woolworths, Ltd.	72,904	1,813

		141,836

	Principal Amount ($) or Shares	Market Value $
Austria - 0.0%
Erste Group Bank AG	19,463	415

Belgium - 0.8%
Ageas (Æ)	255,564	—
Anheuser-Busch InBev NV Class 2	351,639	19,523
Belgacom SA	433,398	13,072
Groupe Bruxelles Lambert SA	3,083	237
KBC Groep NV	137,690	3,049
Solvay SA	23,954	2,436

		38,317

Bermuda - 0.9%
Aquarius Platinum, Ltd. (Ñ)	19,601	57
Brilliance China Automotive Holdings, Ltd. (Æ)(Ñ)	1,646,000	1,729
Cheung Kong Infrastructure Holdings, Ltd. (Ñ)	17,000	91
Esprit Holdings, Ltd. (Ñ)	309,500	447
Golar LNG, Ltd.	53,560	2,165
Jardine Matheson Holdings, Ltd.	153,800	7,710
Li & Fung, Ltd. (Ñ)	7,662,000	14,791
Noble Group, Ltd.	3,814,000	4,644
NWS Holdings, Ltd.	61,500	93
RenaissanceRe Holdings, Ltd.	106,200	7,234
VTech Holdings, Ltd. (Ñ)	27,300	252
Yue Yuen Industrial Holdings, Ltd.	74,500	211

		39,424

Brazil - 1.5%
Anhanguera Educacional Participacoes SA	187,600	2,759
Banco Bradesco SA - ADR	157,000	2,857
BM&FBovespa SA	527,300	3,148
BR Malls Participacoes SA	549,200	5,934
Cia de Bebidas das Americas - ADR	196,485	6,625
Cia Hering	99,200	2,216
Embraer SA - ADR (Æ)	163,096	4,537
Itau Unibanco Holding SA - ADR	116,500	2,228
OGX Petroleo e Gas Participacoes SA (Æ)	1,755,770	14,522
PDG Realty SA Empreendimentos e Participacoes	209,500	924
Petroleo Brasileiro SA - ADR (Æ)	135,274	3,654
Redecard SA	192,700	3,238
Telefonica Brasil SA - ADR (Æ)	70,700	2,052
Tim Participacoes SA - ADR (Æ)	200,630	5,224
Vale SA Class B - ADR	296,111	7,524

		67,442

Canada - 4.9%
Agrium, Inc.	59,700	4,915
ARC Resources, Ltd. (Ñ)	11,700	298
B2Gold Corp.	384,951	1,417
Bank of Nova Scotia	32,800	1,729
Barrick Gold Corp. (Ñ)	444,700	22,005
BCE, Inc.	113,800	4,511
Bombardier, Inc. Class B	416,000	1,719

80	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Bonavista Energy Corp.	5,600	144
Brookfield Asset Management, Inc. Class A (Ñ)	234,671	6,804
Brookfield Office Properties, Inc.	10,500	172
Canadian Imperial Bank of Commerce	100,200	7,550
Canadian National Railway Co. (Þ)	399,077	31,296
Canadian National Railway Co.	46,800	3,666
Canadian Oil Sands, Ltd.	20,200	468
Cenovus Energy, Inc.	88,100	3,017
Enerplus Corp. (Ñ)	7,300	203
Finning International, Inc.	123,600	2,889
Goldcorp, Inc. (Æ)	110,416	5,393
Goldcorp, Inc.	59,400	2,890
Great-West Lifeco, Inc. (Ñ)	5,700	127
HudBay Minerals, Inc.	22,600	248
Imax Corp. (Æ)(Ñ)	139,502	2,683
Imperial Oil, Ltd. (Ñ)	48,000	1,988
Intact Financial Corp.	97,100	5,418
Ivanhoe Mines, Ltd. (Æ)	9,900	203
Kinross Gold Corp.	334,500	4,800
MacDonald Dettwiler & Associates, Ltd.	8,200	369
Magna International, Inc. Class A	270,900	10,335
Manulife Financial Corp. (Ñ)	101,500	1,340
Methanex Corp.	44,200	1,140
National Bank of Canada	74,294	5,302
New Gold, Inc. (Æ)	414,000	5,130
Nexen, Inc.	293,300	4,980
Niko Resources, Ltd.	1,800	99
Pacific Rubiales Energy Corp.	318,991	7,437
Penn West Petroleum, Ltd.	18,900	338
Petrominerales, Ltd.	97,020	2,560
Potash Corp. of Saskatchewan, Inc.	366,905	17,366
Power Corp. of Canada	16,300	410
Precision Drilling Corp. (Æ)	223,000	2,586
Progress Energy Resources Corp. (Ñ)	10,000	142
RioCan Real Estate Investment Trust Class Trust Unit (ö)	14,900	378
Royal Bank of Canada - GDR	31,200	1,522
Saputo, Inc. - ADR	124,010	5,123
Sherritt International Corp.	213,300	1,226
Silver Wheaton Corp. (Ñ)	13,800	476
Sino-Forest Corp. (Æ)(Ñ)	383,000	516
Suncor Energy, Inc.	513,200	16,359
SXC Health Solutions Corp. (Æ)	49,435	2,315
Talisman Energy, Inc.	136,400	1,935
Teck Resources, Ltd. Class B	53,600	2,149
TELUS Corp. Class A (Ñ)	6,000	307
Tim Hortons, Inc. (Ñ)	143,071	7,042
TMX Group, Inc.	19,500	857
Toronto-Dominion Bank (The)	131,799	9,948
Valeant Pharmaceuticals International, Inc.	10,800	426

		226,666

Cayman Islands - 1.0%
Baidu, Inc. - ADR (Æ)	127,532	17,877
Belle International Holdings, Ltd. Class A (Ñ)	6,337,000	12,227

	Principal Amount ($) or Shares	Market Value $
Chaoda Modern Agriculture Holdings, Ltd. (Ñ)	12,120,000	1,287
Hengan International Group Co., Ltd. (Ñ)	382,000	3,308
Melco Crown Entertainment, Ltd. - ADR (Æ)	199,890	2,293
SA SA International Holdings, Ltd. (Ñ)	3,734,860	2,182
Sands China, Ltd. (Æ)(Ñ)	1,285,379	3,782
Sany Heavy Equipment International Holdings Co., Ltd. (Ñ)	2,007,000	1,729
TPK Holding Co., Ltd. (Æ)	61,000	1,024
Wynn Macau, Ltd. (Ñ)	59,600	164

		45,873

Chile - 0.0%
Sociedad Quimica y Minera de Chile SA - ADR	20,077	1,174

China - 0.6%
Anhui Conch Cement Co., Ltd. Class H (Ñ)	497,373	1,808
China Shenhua Energy Co., Ltd. Class H	1,450,500	6,640
Huaneng Power International, Inc. Class H	25,404,000	11,509
Industrial & Commercial Bank of China Class H	5,809,000	3,567
PICC Property & Casualty Co., Ltd. Class H (Ñ)	2,718,200	3,699

		27,223

Curacao - 0.0%
Hunter Douglas NV (Å)	4,436	204

Czech Republic - 0.1%
Komercni Banka AS	25,053	4,827

Denmark - 0.9%
Carlsberg A/S Class B	16,351	1,099
Coloplast A/S Class B (Ñ)	14,146	2,054
Danske Bank A/S (Æ)	455,957	6,226
Novo Nordisk A/S Class B	233,159	24,621
Novozymes A/S Class B	47,310	6,973

		40,973

Finland - 0.7%
Metso OYJ	34,690	1,337
Nokia OYJ	1,843,951	12,425
Nokian Renkaat OYJ	104,946	3,839
Stora Enso OYJ Class R	1,571,920	9,932
UPM-Kymmene OYJ	101,566	1,184
Wartsila OYJ Class B	44,126	1,339

		30,056

France - 7.3%
Air Liquide SA Class A	111,336	14,380
Alcatel-Lucent - ADR (Æ)(Ñ)	3,418,406	9,355
Arkema SA	39,737	2,692
AXA SA	263,632	4,236
BNP Paribas SA	210,757	9,345

Russell International Developed Markets Fund	81

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Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Bouygues SA - ADR (Ñ)	33,967	1,270
Capital Gemini SA	401,075	15,337
Carrefour SA	562,255	14,916
Christian Dior SA	11,786	1,662
Cie de St. - Gobain	287,707	13,313
Cie Generale des Etablissements Michelin Class B	52,805	3,814
Cie Generale d’Optique Essilor International SA	100,664	7,282
Credit Agricole SA	652,993	5,005
Danone	225,183	15,566
Dassault Systemes SA	38,354	3,228
Fonciere Des Regions (ö)	2,314	170
France Telecom SA - ADR	1,251,357	22,513
GDF Suez (Æ)	55,671	—
ICADE (ö)	1,585	141
Klepierre - GDR (ö)	4,363	136
Lagardere SCA	217,506	5,827
Legrand SA - ADR	270,448	9,540
L’Oreal SA	52,029	5,730
LVMH Moet Hennessy Louis Vuitton SA - ADR	95,680	15,857
Metropole Television SA	58,091	993
Natixis	895,944	2,838
Pernod-Ricard SA	155,988	14,536
Publicis Groupe SA - ADR	92,915	4,491
Remy Cointreau SA	30,415	2,494
Safran SA	242,798	7,902
Sanofi - ADR	492,767	35,274
Schneider Electric SA	329,649	19,095
Societe BIC SA	8,582	766
Societe Generale SA	368,626	10,570
Technip SA	23,260	2,199
Thales SA	45,775	1,610
Total SA (Ñ)	640,284	33,483
Unibail-Rodamco SE (ö)	7,326	1,454
Valeo SA	60,089	3,009
Vinci SA	170,881	8,387
Vivendi SA - ADR	81,572	1,828
Zodiac Aerospace	56,882	4,449

		336,693

Germany - 6.3%
Aareal Bank AG (Æ)	104,389	2,083
Adidas AG	179,156	12,603
BASF SE	153,052	11,123
Bayer AG	262,225	16,725
Bayerische Motoren Werke AG	195,977	15,971
Beiersdorf AG (Æ)	150,431	8,668
Bilfinger Berger SE	9,221	819
Daimler AG	45,330	2,303
Deutsche Bank AG	107,700	4,477
Deutsche Boerse AG (Æ)	249,568	13,770
Deutsche Boerse AG (Ñ)	7,793	431
Deutsche Lufthansa AG	181,372	2,465
Deutsche Post AG	481,700	7,312
Deutsche Telekom AG	1,432,647	18,164

	Principal Amount ($) or Shares	Market Value $
E.ON AG	390,800	9,448
ElringKlinger AG (Ñ)	38,051	1,044
Fresenius Medical Care AG & Co. KGaA	141,732	10,311
GEA Group AG	118,167	3,249
Hannover Rueckversicherung AG	45,777	2,264
Henkel AG & Co. KGaA	118,655	5,799
Infineon Technologies AG - ADR	1,617,312	14,422
K+S AG	44,396	2,814
Kloeckner & Co. SE	100,922	1,493
Krones AG	19,929	1,011
Linde AG	148,880	23,636
MAN SE	4,109	536
Merck KGaA	94,770	8,835
RWE AG	407,154	17,375
SAP AG - ADR	410,418	24,732
Siemens AG	288,758	30,265
Software AG	73,355	3,040
Volkswagen AG	93,410	14,668

		291,856

Hong Kong - 1.4%
AIA Group, Ltd. (Ñ)	1,838,800	5,546
Cathay Pacific Airways, Ltd. (Ñ)	143,000	257
Cheung Kong Holdings, Ltd.	73,000	907
China Mobile, Ltd.	1,064,500	10,144
China Unicom Hong Kong, Ltd. (Ñ)	7,674,000	15,451
CLP Holdings, Ltd.	100,000	890
CNOOC, Ltd.	5,052,650	9,550
Emperor Watch & Jewellery, Ltd. (Ñ)	15,250,000	2,402
Hang Lung Group, Ltd. (Ñ)	37,462	228
Hang Lung Properties, Ltd. - ADR	1,945,000	7,079
Hang Seng Bank, Ltd. (Ñ)	32,000	412
Henderson Land Development Co., Ltd. (Ñ)	68,000	368
Hong Kong & China Gas Co., Ltd.	249,800	563
Hong Kong Exchanges and Clearing, Ltd. (Ñ)	47,254	792
Hopewell Holdings, Ltd.	83,500	216
Hutchison Whampoa, Ltd.	225,000	2,056
Link REIT (The) (ö)	95,500	326
New World Development Co., Ltd. (Ñ)	112,000	118
PCCW, Ltd. (Ñ)	177,000	70
Power Assets Holdings, Ltd.	532,500	4,062
SJM Holdings, Ltd.	61,000	103
Sun Hung Kai Properties, Ltd.	54,333	741
Swire Pacific, Ltd. Class A	29,821	345
Television Broadcasts, Ltd.	112,334	645
Wharf Holdings, Ltd.	61,000	324
Wheelock & Co., Ltd.	313,068	903

		64,498

India - 0.4%
ICICI Bank, Ltd.	418,122	7,885
ICICI Bank, Ltd. - ADR	179,494	6,670
Infosys, Ltd.	75,922	4,471
Larsen & Toubro, Ltd. - GDR	37,623	1,038

		20,064

82	Russell International Developed Markets Fund

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Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Indonesia - 0.2%
Bank Rakyat Indonesia	10,838,000	8,097
PT Gudang Garam TBK (Æ)	234,817	1,535

		9,632

Ireland - 0.6%
Accenture PLC Class A	241,653	14,562
Covidien PLC	136,900	6,440
Elan Corp. PLC - ADR (Æ)	144,400	1,731
Kenmare Resources PLC (Æ)	2,286,169	1,478
Ryanair Holdings PLC - ADR (Æ)	143,502	4,128

		28,339

Isle of Man - 0.2%
Genting Singapore PLC (Æ)(Ñ)	7,198,000	9,829

Israel - 0.8%
Check Point Software Technologies, Ltd. (Æ)(Ñ)	231,413	13,337
SodaStream International, Ltd. (Æ)(Ñ)	24,100	821
Teva Pharmaceutical Industries, Ltd. - ADR	601,619	24,576

		38,734

Italy - 2.5%
Banca Monte dei Paschi di Siena SpA	3,471,665	1,618
Davide Campari-Milano SpA	310,282	2,401
Enel SpA	3,200,017	15,044
ENI SpA - ADR	1,645,119	36,227
Fiat SpA (Ñ)	284,893	1,742
Intesa Sanpaolo SpA	7,414,150	13,081
Prada SpA (Æ)(Ñ)	339,500	1,634
Saipem SpA - ADR	296,717	13,181
Salvatore Ferragamo Italia SpA (Æ)	201,237	3,233
Snam Rete Gas SpA	441,143	2,139
Telecom Italia SpA	20,775,667	23,375
Tod’s SpA (Ñ)	8,192	816

		114,491

Japan - 14.2%
Aeon Co., Ltd. (Ñ)	59,900	787
Aeon Mall Co., Ltd.	4,000	93
Aisin Seiki Co., Ltd.	36,300	1,153
Asahi Glass Co., Ltd. (Ñ)	109,000	954
Asahi Kasei Corp.	182,000	1,078
Astellas Pharma, Inc.	442,400	16,142
Canon, Inc.	1,255,213	57,321
Capcom Co., Ltd. - GDR	100,191	2,626
Central Japan Railway Co. (Ñ)	323	2,747
Chiyoda Corp. (Ñ)	197,000	2,261
Chubu Electric Power Co., Inc.	47,700	873
Cosmo Oil Co., Ltd.	268,000	668
CyberAgent, Inc. (Ñ)	905	3,040
Dai Nippon Printing Co., Ltd. (Ñ)	1,059,000	11,088
Daicel Chemical Industries, Ltd. (Ñ)	265,000	1,504
Daido Steel Co., Ltd. (Ñ)	134,000	816
Dai-ichi Life Insurance Co., Ltd. (The)	5,687	6,444

	Principal Amount ($) or Shares	Market Value $
Daiichi Sankyo Co., Ltd.	77,700	1,511
Daito Trust Construction Co., Ltd.	63,200	5,613
Daiwa House Industry Co., Ltd.	20,000	249
Dena Co., Ltd. (Ñ)	148,100	6,438
Denso Corp.	231,500	7,149
Ebara Corp.	471,000	1,714
Exedy Corp.	41,143	1,209
FamilyMart Co., Ltd. (Ñ)	36,300	1,430
FANUC Corp.	180,300	29,114
Fast Retailing Co., Ltd. (Ñ)	37,000	6,646
Fuji Heavy Industries, Ltd.	237,000	1,514
FUJIFILM Holdings Corp.	510,500	12,519
Hachijuni Bank, Ltd. (The) (Ñ)	754,000	4,191
Hino Motors, Ltd. (Ñ)	150,000	889
Hitachi High-Technologies Corp.	42,600	890
Hitachi, Ltd.	209,000	1,122
Honda Motor Co., Ltd.	440,200	13,268
Hoya Corp.	699,600	15,347
Idemitsu Kosan Co., Ltd. (Ñ)	2,100	196
IHI Corp.	650,000	1,481
Inpex Corp.	1,867	12,283
Isuzu Motors, Ltd.	237,000	1,008
ITOCHU Corp.	247,400	2,440
Japan Real Estate Investment Corp. Class A (ö)	18	154
Japan Retail Fund Investment Corp. Class A (ö)	66	103
Japan Tobacco, Inc.	2,681	13,441
JTEKT Corp.	218,000	2,398
JX Holdings, Inc.	90,700	528
Kaneka Corp. (Ñ)	123,000	666
Kao Corp.	546,500	14,327
KDDI Corp.	909	6,650
Keyence Corp.	26,600	6,766
Kinden Corp.	67,000	550
Kobe Steel, Ltd. (Ñ)	793,000	1,324
Komatsu, Ltd.	62,913	1,549
Kuraray Co., Ltd.	105,000	1,470
Lawson, Inc. (Ñ)	176,100	9,942
M3, Inc. (Ñ)	567	2,565
Mabuchi Motor Co., Ltd. (Ñ)	289,600	12,703
Makita Corp.	56,962	2,125
Marubeni Corp.	798,000	4,621
Miraca Holdings, Inc.	47,900	1,822
Mitsubishi Chemical Holdings Corp.	164,000	997
Mitsubishi Corp.	279,900	5,762
Mitsubishi Electric Corp.	202,000	1,860
Mitsubishi Estate Co., Ltd.	45,000	762
Mitsubishi Heavy Industries, Ltd.	259,000	1,058
Mitsubishi UFJ Financial Group, Inc.	2,036,300	8,821
Mitsubishi UFJ Lease & Finance Co., Ltd.	29,210	1,131
Mitsui & Co., Ltd.	168,700	2,462
Mitsui Fudosan Co., Ltd.	40,000	662
MS&AD Insurance Group Holdings	647,900	12,740
Nabtesco Corp. (Ñ)	93,800	2,049
NHK Spring Co., Ltd. (Æ)	127,000	1,162
Nintendo Co., Ltd. (Ñ)	133,600	20,206

Russell International Developed Markets Fund	83

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Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Nippon Building Fund, Inc. Class A (ö)	20	194
Nippon Electric Glass Co., Ltd. (Ñ)	149,000	1,328
Nippon Kayaku Co., Ltd.	42,000	411
Nippon Telegraph & Telephone Corp.	21,200	1,084
Nissan Motor Co., Ltd. (Ñ)	830,000	7,647
Nitori Holdings Co., Ltd. (Ñ)	50,700	4,849
Nitto Denko Corp. (Ñ)	38,300	1,612
Nomura Holdings, Inc.	748,000	2,842
NTT DoCoMo, Inc. - ADR (Ñ)	16,729	298
NTT DoCoMo, Inc.	10,638	18,791
ORIX Corp. (Ñ)	5,770	504
Osaka Gas Co., Ltd.	327,000	1,239
Pacific Metals Co., Ltd.	138,000	798
Rohm Co., Ltd.	162,500	8,278
Sanrio Co., Ltd. (Ñ)	96,700	4,797
SBI Holdings, Inc.	632	52
Sega Sammy Holdings, Inc.	418,900	9,120
Seino Holdings Corp.	116,000	872
Sekisui Chemical Co., Ltd.	167,000	1,309
Sekisui House, Ltd.	858,000	7,640
Seven & I Holdings Co., Ltd.	1,535,800	41,074
Shin-Etsu Chemical Co., Ltd.	591,325	30,373
Shiseido Co., Ltd. (Ñ)	560,700	10,270
Softbank Corp.	202,100	6,575
Sony Corp.	50,600	1,064
Sumitomo Corp.	66,800	829
Sumitomo Metal Industries, Ltd. (Ñ)	134,000	252
Sumitomo Mitsui Financial Group, Inc.	364,000	10,148
Sumitomo Mitsui Trust Holdings, Inc.	1,479,000	5,051
Sumitomo Realty & Development Co., Ltd.	325,275	6,745
Taisei Corp. (Ñ)	78,000	208
Takeda Pharmaceutical Co., Ltd.	425,700	19,208
THK Co., Ltd. (Ñ)	531,400	10,309
Tohoku Electric Power Co., Inc.	17,800	197
Tokai Rika Co., Ltd. (Ñ)	36,800	594
Tokio Marine Holdings, Inc.	557,600	13,271
Tokyo Electric Power Co., Inc. (The) (Ñ)	63,300	229
Tokyo Electron, Ltd.	12,700	678
Tokyo Gas Co., Ltd.	167,000	717
Tokyu Land Corp.	22,000	93
TonenGeneral Sekiyu KK (Ñ)	111,000	1,252
Toray Industries, Inc. (Ñ)	532,000	3,785
Toyo Seikan Kaisha, Ltd.	331,600	5,036
Toyota Auto Body Co., Ltd.	11,000	164
Toyota Motor Corp.	579,800	19,386
Trend Micro, Inc.	72,500	2,594
Ube Industries, Ltd.	257,000	756
USS Co., Ltd.	18,840	1,559
Wacoal Holdings Corp. (Ñ)	156,000	1,853
Yamada Denki Co., Ltd. (Ñ)	93,580	6,744

		655,871

Jersey - 0.5%
Petrofac, Ltd.	326,530	7,500
Wolseley PLC	102,781	2,960
WPP PLC	1,038,437	10,762

		21,222

	Principal Amount ($) or Shares	Market Value $
Luxembourg - 0.5%
Millicom International Cellular SA (Ñ)	164,308	18,051
Subsea 7 SA (Æ)(Ñ)	268,241	5,792

		23,843

Mauritius - 0.0%
Golden Agri-Resources, Ltd. (Ñ)	4,106,000	2,081

Mexico - 0.2%
Wal-Mart de Mexico SAB de CV (Ñ)	3,544,100	9,151

Netherlands - 5.0%
Aegon NV	2,653,275	12,608
Akzo Nobel NV	542,757	28,541
ASML Holding NV Class G	581,776	24,293
Corio NV (ö)	7,278	369
European Aeronautic Defence and Space Co. NV	375,299	11,008
Heineken NV	343,166	16,620
ING Groep NV (Æ)	3,216,605	27,775
Koninklijke Ahold NV	1,361,930	17,416
Koninklijke DSM NV	44,326	2,269
Koninklijke KPN NV	234,751	3,067
Koninklijke Philips Electronics NV	766,736	15,880
Koninklijke Vopak NV	56,341	2,903
Randstad Holding NV (Æ)	190,196	6,725
Reed Elsevier NV (Æ)	1,641,038	20,150
Sensata Technologies Holding NV (Æ)	297,238	8,899
Unilever NV	546,148	18,781
Wolters Kluwer NV	600,557	10,571
Yandex NV Class A (Æ)	92,385	2,543

		230,418

New Zealand - 0.1%
Telecom Corp. of New Zealand, Ltd.	1,558,500	3,199

Norway - 0.0%
DnB NOR ASA	149,937	1,734

Panama - 0.1%
Copa Holdings SA Class A	98,952	6,835

Portugal - 0.0%
Jeronimo Martins SGPS SA	121,361	2,087

Russia - 0.5%
Gazprom OAO - ADR (Æ)	1,103,712	12,789
Gazprom OAO - ADR	149,000	1,730
NovaTek OAO - GDR	20,968	2,944
Sberbank of Russia - ADR	186,545	2,008
Uralkali OJSC - GDR	36,657	1,577

		21,048

Singapore - 0.8%
Ascendas Real Estate Investment Trust (Æ)(Ñ)(ö)	77,000	125
CapitaLand, Ltd.	252,000	542

84	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

CapitaMall Trust Class A (Æ)(Ñ)(ö)	112,000	166
DBS Group Holdings, Ltd.	100,000	976
Fraser and Neave, Ltd. (Ñ)	62,000	301
Jardine Cycle & Carriage, Ltd.	20,800	749
Keppel Corp., Ltd. - ADR (Ñ)	278,100	2,078
Oversea-Chinese Banking Corp., Ltd. (Ñ)	664,100	4,439
SembCorp Industries, Ltd.	47,000	155
SembCorp Marine, Ltd. (Ñ)	199,000	658
Singapore Airlines, Ltd. (Ñ)	58,000	537
Singapore Exchange, Ltd. (Ñ)	34,000	182
Singapore Technologies Engineering, Ltd.	81,000	181
Singapore Telecommunications, Ltd. (Ñ)	5,499,810	13,932
StarHub, Ltd. (Ñ)	39,000	87
United Overseas Bank, Ltd.	754,118	10,220
UOL Group, Ltd.	22,000	78

		35,406

South Africa - 0.7%
AngloGold Ashanti, Ltd.	220,872	9,982
Gold Fields, Ltd. - ADR	549,315	9,537
Impala Platinum Holdings, Ltd.	151,718	3,482
Mr Price Group, Ltd.	204,060	1,954
MTN Group, Ltd.	259,879	4,505
Sasol, Ltd. - ADR	79,425	3,588

		33,048

South Korea - 1.4%
Celltrion, Inc.	36,512	1,223
E-Mart Co., Ltd. (Æ)	13,917	3,611
Hyundai Mobis	18,506	5,340
Hyundai Motor Co.	32,350	6,562
Kia Motors Corp.	33,784	2,183
KT Corp. - ADR	100,000	1,668
LG Electronics, Inc. Class H (Ñ)	96,800	6,455
Samsung Electronics Co., Ltd.	22,421	19,449
Samsung Engineering Co., Ltd.	25,181	5,141
Seegene, Inc. (Æ)	45,100	2,903
SK Telecom Co., Ltd. - ADR	717,500	10,612

		65,147

Spain - 2.6%
Amadeus IT Group SA (Æ)	379,914	7,131
Banco Popular Espanol SA (Ñ)	931,175	4,263
Banco Santander SA - ADR	2,426,480	20,751
Distribuidora Internacional de Alimentacion SA	377,348	1,716
Endesa SA - ADR	102,742	2,446
Iberdrola SA	2,214,283	16,063
Inditex SA (Ñ)	154,132	13,952
Indra Sistemas SA (Ñ)	1,316,100	22,080
Red Electrica Corp. SA	62,116	2,998
Repsol YPF SA - ADR	72,515	2,184
Telefonica SA - ADR (Ñ)	1,182,971	25,239

		118,823

	Principal Amount ($) or Shares	Market Value $
Sweden - 1.0%
Atlas Copco AB Class A (Æ)	187,262	4,072
Boliden AB	149,807	2,110
Hennes & Mauritz AB Class B	263,528	8,691
Investor AB Class B (Ñ)	23,074	450
Lundin Petroleum AB (Æ)	94,889	2,317
Sandvik AB	206,830	2,836
Scania AB Class B	142,516	2,390
Skandinaviska Enskilda Banken AB Class A	743,559	4,636
Svenska Cellulosa AB Class B	94,517	1,373
Swedbank AB Class A	216,801	3,026
Swedish Match AB	160,085	5,524
Tele2 AB Class B (Ñ)	318,011	6,674
Telefonaktiebolaget LM Ericsson Class B	337,363	3,512
TeliaSonera AB	87,129	603

		48,214

Switzerland - 6.8%
ABB, Ltd. (Æ)	482,484	9,096
ACE, Ltd.	194,600	14,040
Cie Financiere Richemont SA	146,385	8,306
Credit Suisse Group AG (Æ)	261,221	7,530
Dufry AG (Æ)	20,089	2,146
GAM Holding AG	475,446	5,636
Givaudan SA (Æ)	5,081	4,619
Julius Baer Group, Ltd. (Æ)	681,648	25,640
Nestle SA	800,894	46,347
Novartis AG	979,465	55,333
Roche Holding AG	201,294	33,093
SGS SA	3,626	6,201
Sonova Holding AG (Æ)	35,021	3,692
Sulzer AG	7,782	906
Swatch Group AG (The) Class B	35,925	15,064
Swiss Life Holding AG (Æ)	20,404	2,501
Swiss Re AG (Æ)	71,232	3,896
Swisscom AG	4,254	1,712
Syngenta AG	41,819	12,789
TE Connectivity, Ltd.	372,025	13,225
Temenos Group AG (Æ)(Ñ)	100,906	1,911
Transocean, Ltd.	12,244	692
UBS AG (Æ)	1,684,069	21,245
Weatherford International, Ltd. (Æ)	46,100	715
Zurich Financial Services AG (Æ)	67,364	15,482

		311,817

Taiwan - 0.9%
Hon Hai Precision Industry Co., Ltd.	4,975,344	13,693
Hon Hai Precision Industry Co., Ltd. - GDR	657,812	3,656
HTC Corp.	114,500	2,546
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	1,656,619	20,907

		40,802

Thailand - 0.1%
Kasikornbank PCL	797,000	3,169

Russell International Developed Markets Fund	85

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

United Kingdom - 19.1%
Aggreko PLC	99,230	2,713
AMEC PLC - GDR	81,406	1,206
Anglo American PLC	56,549	2,072
ARM Holdings PLC	1,162,639	10,891
AstraZeneca PLC - ADR	252,667	12,065
Aviva PLC	1,759,064	9,548
BAE Systems PLC	6,386,482	28,210
Barclays PLC	6,188,900	19,134
BG Group PLC	1,299,915	28,170
BHP Billiton PLC	241,497	7,602
BP PLC	6,999,564	51,594
British American Tobacco PLC	155,190	7,102
British Land Co. PLC (ö)	61,280	501
British Sky Broadcasting Group PLC	1,484,992	16,671
BT Group PLC	852,837	2,576
Burberry Group PLC	627,205	13,423
Capita Group PLC (The)	513,793	5,983
Carillion PLC	1,329,665	7,356
Centrica PLC	1,398,684	6,624
Compass Group PLC	3,378,482	30,664
Cookson Group PLC	128,132	986
Diageo PLC	1,126,214	23,328
Dialog Semiconductor PLC (Æ)(Ñ)	113,387	2,166
Experian PLC	2,024,300	26,229
GKN PLC	664,026	2,013
GlaxoSmithKline PLC - ADR	1,608,444	36,053
Hays PLC	1,633,638	2,065
Home Retail Group PLC	8,964,153	14,381
HSBC Holdings PLC (Ñ)	5,231,506	45,811
IMI PLC - ADR	114,672	1,514
Imperial Tobacco Group PLC	433,452	15,796
Intermediate Capital Group PLC	463,856	1,818
ITV PLC (Æ)	1,641,208	1,679
J Sainsbury PLC	377,465	1,801
John Wood Group PLC	107,248	1,062
Johnson Matthey PLC Class H	142,252	4,275
Kazakhmys PLC	78,179	1,157
Kesa Electricals PLC (Ñ)	693,351	1,150
Kingfisher PLC	464,603	1,921
Land Securities Group PLC (ö)	40,123	440
Legal & General Group PLC	978,594	1,724
Lloyds Banking Group PLC (Æ)	8,005,899	4,124
Misys PLC	350,633	1,637
Mondi PLC	392,059	2,978
National Grid PLC	719,241	7,124
Pearson PLC	356,429	6,562
Persimmon PLC Class A	294,913	2,352
Prudential PLC	1,387,424	14,352
Reckitt Benckiser Group PLC	180,333	9,250
Reed Elsevier PLC	514,824	4,407
Rio Tinto PLC (Æ)	257,209	13,908
Rolls-Royce Holdings PLC Class C (Æ)	91,780,833	148
Rolls-Royce Holdings PLC (Æ)	1,173,061	13,180
Royal Bank of Scotland Group PLC - ADR (Æ)	20,974,156	8,002
Royal Dutch Shell PLC Class A (Ñ)	1,388,376	49,238
Royal Dutch Shell PLC Class A	450,111	15,898

	Principal Amount ($) or Shares	Market Value $
Royal Dutch Shell PLC - ADR	183,500	13,175
Royal Dutch Shell PLC Class B	158,281	5,680
RSA Insurance Group PLC	574,669	1,025
Scottish & Southern Energy PLC	546,370	11,742
Severn Trent PLC Class H	83,229	2,024
Shire PLC - ADR (Æ)	712,638	22,377
Smith & Nephew PLC	927,761	8,465
Smiths Group PLC	352,000	5,377
Standard Chartered PLC	1,413,012	32,918
Tate & Lyle PLC	232,002	2,429
Telecity Group PLC (Æ)	236,844	2,270
Tesco PLC	6,800,588	43,829
Travis Perkins PLC	1,195,507	16,450
Tullow Oil PLC	636,526	14,288
Unilever PLC	830,378	27,719
Vodafone Group PLC - ADR	18,480,728	51,252
Weir Group PLC (The)	126,851	3,878
Xstrata PLC	797,048	13,278

		882,810

United States - 1.2%
Aegis Group plc (Æ)	5,420,427	11,870
Citigroup, Inc.	153,202	4,840
GateHouse Media, Inc./Old Class A (Æ)	76,000	3,054
MercadoLibre, Inc.	99,884	6,512
Newmont Mining Corp.	193,200	12,912
Philip Morris International, Inc.	35,600	2,487
Synthes, Inc. (Æ)(Þ)	15,616	2,613
Wynn Resorts, Ltd.	68,206	9,058

		53,346

Virgin Islands, British - 0.2%
Arcos Dorados Holdings, Inc. Class A	331,449	7,756

Total Common Stocks (cost $4,020,050)		4,156,393

Preferred Stocks - 0.4%
Brazil - 0.2%
Usinas Siderurgicas de Minas Gerais SA (Æ)	1,086,800	7,470

Germany - 0.2%
Hugo Boss AG	27,739	2,642
Porsche Automobil Holding SE	92,701	5,409
Volkswagen AG	7,204	1,260

		9,311

Total Preferred Stocks (cost $18,303)		16,781

Long-Term Investments - 0.0%
Switzerland - 0.0%
UBS AG Zero coupon due 11/01/13 (Æ)	27	2,296

Total Long-Term Investments (cost $2,458)		2,296

86	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Warrants & Rights - 0.2%
Hong Kong - 0.0%
New World Development, Ltd. 2011 Rights (Æ)	56,000		19

Spain - 0.0%
Banco Santander SA 2011 Rights (Æ)	612,445		106
Chunghwa Telecom Co., Ltd. 2021 Warrants (Æ)	734,600		2,468

United States - 0.1%
Citigroup Global Markets 2015 Warrants (Æ)	298,800		2,008
JP Morgan Structured Pro 2016 Warrants (Æ)	16,000		1,604
JPMorgan Structured Notes 2016 Warrants (Æ)	25,000		2,481

			6,093

Total Warrants & Rights (cost $8,936)			8,686

Short-Term Investments - 8.2%
United States - 8.2%
Russell U.S. Cash Management Fund	379,432,868	(¥)	379,433

Total Short-Term Investments (cost $379,433)			379,433

Other Securities - 6.9%
Russell Investment Company Liquidating Trust (×)	4,019,153	(¥)	4,095
Russell U.S. Cash Collateral Fund (×)	315,296,341	(¥)	315,296

Total Other Securities (cost $319,315)			319,391

Total Investments - 105.8% (identified cost $4,748,495)			4,882,980

Other Assets and Liabilities, Net - (5.8%)			(267,957)

Net Assets - 100.0%			4,615,023

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund	87

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
ASX SPI 200 Index Futures (Australia)	245	AUD	26,240	12/11	1,401
CAC 40 Index Futures (France)	1,408	EUR	45,549	11/11	1,872
DAX Index Futures (Germany)	241	EUR	37,186	12/11	7,342
EURO STOXX 50 Index Futures (EMU)	2,250	EUR	53,730	12/11	9,927
FTSE 100 Index Futures (UK)	1,211	GBP	67,071	12/11	6,859
FTSE MIB Index Futures (UK)	130	EUR	10,369	12/11	2,091
Hang Seng Index Futures (Hong Kong)	89	HKD	88,043	11/11	566
IBEX 35 Index Futures (Spain)	123	EUR	10,883	11/11	278
S&P TSE 60 Index Futures (Canada)	280	CAD	39,015	12/11	(67)
SGX MSCI Singapore Index Futures	47	SGD	3,066	11/11	68
TOPIX Index Futures (Japan)	1,073	JPY	8,144,070	12/11	2,081

Short Positions
AEX Index Futures (Netherlands)	109	EUR	6,674	11/11	(278)
ASX SPI 200 Index Futures (Australia)	296	AUD	31,702	12/11	(1,766)
OMX 30 Index Futures (Sweden)	785	SEK	77,931	11/11	(633)
S&P TSE 60 Index Futures (Canada)	81	CAD	11,286	12/11	(68)
Swiss Market Index Futures (Switzerland)	507	CHF	29,071	12/11	(185)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					29,488

See accompanying notes which are an integral part of the financial statements.

88	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Bank of America	USD	431	AUD	435	12/21/11	25
Bank of America	USD	1,066	AUD	1,088	12/21/11	74
Bank of America	USD	1,738	AUD	1,783	12/21/11	130
Bank of America	USD	1,831	AUD	1,760	12/21/11	13
Bank of America	USD	1,832	AUD	1,760	12/21/11	11
Bank of America	USD	1,911	AUD	1,891	12/21/11	71
Bank of America	USD	2,056	AUD	2,035	12/21/11	76
Bank of America	USD	2,056	AUD	2,035	12/21/11	76
Bank of America	USD	2,056	AUD	2,035	12/21/11	76
Bank of America	USD	2,056	AUD	2,035	12/21/11	76
Bank of America	USD	2,087	AUD	1,964	12/21/11	(30)
Bank of America	USD	2,091	AUD	2,012	12/21/11	17
Bank of America	USD	2,225	AUD	2,126	12/21/11	3
Bank of America	USD	2,225	AUD	2,126	12/21/11	3
Bank of America	USD	2,226	AUD	2,126	12/21/11	1
Bank of America	USD	2,227	AUD	2,126	12/21/11	1
Bank of America	USD	2,256	AUD	2,318	12/21/11	172
Bank of America	USD	2,258	AUD	2,318	12/21/11	171
Bank of America	USD	2,720	AUD	2,698	12/21/11	107
Bank of America	USD	1,614	CAD	1,653	12/21/11	43
Bank of America	USD	3,691	CAD	3,636	12/21/11	(47)
Bank of America	USD	1,168	CHF	996	12/21/11	(32)
Bank of America	USD	620	EUR	441	12/21/11	(10)
Bank of America	USD	1,363	EUR	1,000	12/21/11	20
Bank of America	USD	4,447	EUR	3,271	12/21/11	78
Bank of America	USD	1,569	GBP	1,000	12/21/11	38
Bank of America	USD	2,775	GBP	1,774	12/21/11	76
Bank of America	USD	383	HKD	2,982	12/21/11	1
Bank of America	USD	595	ILS	2,220	12/21/11	16
Bank of America	USD	667	JPY	50,930	12/21/11	(15)
Bank of America	USD	2,407	JPY	183,300	12/21/11	(61)
Bank of America	USD	2,701	JPY	208,849	12/21/11	(27)
Bank of America	USD	2,701	JPY	208,847	12/21/11	(27)
Bank of America	USD	2,861	JPY	218,409	12/21/11	(65)
Bank of America	USD	3,624	JPY	279,414	12/21/11	(47)
Bank of America	USD	3,626	JPY	279,420	12/21/11	(49)
Bank of America	USD	207	NOK	1,200	12/21/11	8
Bank of America	USD	3,372	NOK	18,221	12/21/11	(108)
Bank of America	USD	8,759	NOK	47,231	12/21/11	(299)
Bank of America	USD	122	NZD	149	12/21/11	(2)
Bank of America	USD	1,479	NZD	1,788	12/21/11	(38)
Bank of America	USD	489	SEK	3,328	12/21/11	20
Bank of America	USD	3,571	SEK	22,876	12/21/11	(70)
Bank of America	USD	476	SGD	613	12/21/11	13
Bank of America	AUD	421	USD	430	12/21/11	(11)
Bank of America	AUD	1,591	USD	1,543	12/21/11	(124)
Bank of America	CAD	1,222	USD	1,233	12/21/11	8
Bank of America	CAD	2,460	USD	2,381	12/21/11	(84)
Bank of America	CAD	2,661	USD	2,694	12/21/11	27
Bank of America	CAD	3,153	USD	3,081	12/21/11	(79)
Bank of America	CHF	4,778	USD	5,576	12/21/11	129
Bank of America	CHF	12,260	USD	13,726	01/31/12	(265)
Bank of America	DKK	6,939	USD	1,268	12/21/11	(22)

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund	89

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Bank of America	EUR	2,000	USD	2,719	12/21/11	(47)
Bank of America	EUR	6,469	USD	9,102	12/21/11	154
Bank of America	GBP	2,569	USD	4,093	12/21/11	(36)
Bank of America	JPY	100,000	USD	1,310	12/21/11	30
Bank of America	JPY	116,193	USD	1,513	12/21/11	26
Bank of America	JPY	191,630	USD	2,479	12/21/11	26
Bank of America	JPY	191,631	USD	2,480	12/21/11	26
Bank of America	JPY	254,848	USD	3,324	12/21/11	61
Bank of America	JPY	336,981	USD	4,444	12/21/11	129
Bank of America	JPY	337,471	USD	4,450	12/21/11	129
Bank of America	JPY	391,329	USD	5,142	12/21/11	132
Bank of America	JPY	391,499	USD	5,143	12/21/11	130
Bank of America	NZD	1,184	USD	935	12/21/11	(19)
Bank of America	NZD	1,232	USD	972	12/21/11	(20)
Bank of America	NZD	2,210	USD	1,732	12/21/11	(49)
Bank of America	NZD	2,210	USD	1,732	12/21/11	(49)
Bank of America	NZD	2,581	USD	2,009	12/21/11	(71)
Bank of America	NZD	2,581	USD	2,007	12/21/11	(74)
Bank of America	NZD	2,581	USD	2,011	12/21/11	(69)
Bank of America	NZD	3,555	USD	2,752	12/21/11	(113)
Bank of America	SEK	62,063	USD	9,605	12/21/11	107
Barclays Bank PLC	USD	6,564	CAD	6,492	12/21/11	(59)
Barclays Bank PLC	USD	23	CHF	20	11/03/11	—
Barclays Bank PLC	USD	21	EUR	15	11/03/11	—
Barclays Bank PLC	USD	26,971	EUR	19,688	12/21/11	261
Barclays Bank PLC	USD	9,946	GBP	6,294	12/21/11	169
Barclays Bank PLC	USD	2,100	HKD	16,367	12/21/11	8
Barclays Bank PLC	USD	11,816	JPY	906,833	12/21/11	(206)
Barclays Bank PLC	AUD	8,037	USD	8,471	01/31/12	91
Barclays Bank PLC	CHF	758	USD	868	11/03/11	4
Barclays Bank PLC	EUR	58	USD	80	11/04/11	—
Brown Brothers Harriman & Co.	USD	368	AUD	344	11/03/11	(6)
Brown Brothers Harriman & Co.	USD	43	CHF	37	11/01/11	(1)
Brown Brothers Harriman & Co.	USD	70	CHF	60	11/02/11	(1)
Brown Brothers Harriman & Co.	USD	88	CHF	76	11/02/11	(2)
Brown Brothers Harriman & Co.	USD	14	EUR	10	11/01/11	—
Brown Brothers Harriman & Co.	USD	44	EUR	31	11/01/11	(1)
Brown Brothers Harriman & Co.	USD	44	EUR	31	11/01/11	(1)
Brown Brothers Harriman & Co.	USD	60	EUR	42	11/01/11	(2)
Brown Brothers Harriman & Co.	USD	199	EUR	140	11/01/11	(5)
Brown Brothers Harriman & Co.	USD	300	EUR	211	11/01/11	(8)
Brown Brothers Harriman & Co.	USD	373	EUR	262	11/01/11	(10)
Brown Brothers Harriman & Co.	USD	593	EUR	417	11/01/11	(16)
Brown Brothers Harriman & Co.	USD	1,186	EUR	834	11/01/11	(32)
Brown Brothers Harriman & Co.	USD	2,453	EUR	1,724	11/01/11	(67)
Brown Brothers Harriman & Co.	USD	34	EUR	24	11/02/11	(1)
Brown Brothers Harriman & Co.	USD	89	EUR	63	11/02/11	(2)
Brown Brothers Harriman & Co.	USD	214	EUR	151	11/02/11	(5)
Brown Brothers Harriman & Co.	USD	271	EUR	192	11/02/11	(6)
Brown Brothers Harriman & Co.	USD	725	EUR	512	11/02/11	(16)
Brown Brothers Harriman & Co.	USD	4,099	EUR	3,000	12/21/11	50
Brown Brothers Harriman & Co.	USD	44	GBP	27	11/01/11	—
Brown Brothers Harriman & Co.	USD	549	GBP	341	11/01/11	(1)

See accompanying notes which are an integral part of the financial statements.

90	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Brown Brothers Harriman & Co.	USD	39	GBP	24	11/02/11	—
Brown Brothers Harriman & Co.	USD	90	GBP	56	11/02/11	—
Brown Brothers Harriman & Co.	USD	511	JPY	39,156	12/21/11	(10)
Brown Brothers Harriman & Co.	USD	3,644	NZD	4,459	12/21/11	(50)
Brown Brothers Harriman & Co.	USD	3,577	SEK	22,632	11/01/11	(105)
Brown Brothers Harriman & Co.	AUD	10,828	USD	11,047	12/21/11	(297)
Brown Brothers Harriman & Co.	CAD	7,518	USD	7,439	12/21/11	(95)
Brown Brothers Harriman & Co.	CAD	10,034	USD	9,752	12/21/11	(303)
Brown Brothers Harriman & Co.	CHF	517	USD	599	11/01/11	11
Brown Brothers Harriman & Co.	CHF	1,348	USD	1,569	11/01/11	33
Brown Brothers Harriman & Co.	CHF	3,641	USD	4,198	12/21/11	47
Brown Brothers Harriman & Co.	EUR	208	USD	294	11/01/11	7
Brown Brothers Harriman & Co.	EUR	64	USD	90	11/02/11	2
Brown Brothers Harriman & Co.	EUR	98	USD	140	11/02/11	4
Brown Brothers Harriman & Co.	EUR	386	USD	546	11/03/11	12
Brown Brothers Harriman & Co.	GBP	42	USD	67	11/01/11	—
Brown Brothers Harriman & Co.	GBP	369	USD	595	11/01/11	2
Brown Brothers Harriman & Co.	GBP	379	USD	611	11/01/11	1
Brown Brothers Harriman & Co.	GBP	827	USD	1,333	11/01/11	3
Brown Brothers Harriman & Co.	GBP	485	USD	781	11/02/11	2
Brown Brothers Harriman & Co.	GBP	350	USD	564	12/21/11	1
Brown Brothers Harriman & Co.	JPY	4,743	USD	63	11/02/11	2
Brown Brothers Harriman & Co.	JPY	291,166	USD	3,797	12/21/11	69
Brown Brothers Harriman & Co.	NZD	5,307	USD	3,987	12/21/11	(291)
Brown Brothers Harriman & Co.	SEK	1,552	USD	243	11/02/11	5
Brown Brothers Harriman & Co.	ZAR	16,129	USD	2,086	11/03/11	53
Commonwealth Bank of Australia	USD	4,772	AUD	4,677	12/21/11	128
Commonwealth Bank of Australia	USD	2,274	CAD	2,243	12/21/11	(26)
Commonwealth Bank of Australia	USD	6,559	CAD	6,492	12/21/11	(53)
Commonwealth Bank of Australia	USD	9,226	GBP	5,747	12/21/11	9
Commonwealth Bank of Australia	USD	11,818	JPY	906,833	12/21/11	(207)
Commonwealth Bank of Australia	USD	1,336	NOK	7,230	12/21/11	(41)
Commonwealth Bank of Australia	USD	3,546	NZD	4,261	12/21/11	(112)
Commonwealth Bank of Australia	USD	10,555	SEK	67,623	12/21/11	(206)
Commonwealth Bank of Australia	USD	461	SGD	558	12/21/11	(16)
Commonwealth Bank of Australia	AUD	3,797	USD	3,996	12/21/11	17
Commonwealth Bank of Australia	AUD	8,037	USD	8,471	01/31/12	91
Commonwealth Bank of Australia	DKK	3,431	USD	645	12/21/11	7
Commonwealth Bank of Australia	EUR	4,843	USD	6,777	12/21/11	78
Commonwealth Bank of Australia	JPY	217,325	USD	2,812	12/21/11	30
Credit Suisse First Boston	USD	4,776	AUD	4,677	12/21/11	124
Deutsche Bank AG	USD	987	AUD	1,000	12/21/11	60
Deutsche Bank AG	USD	2,274	CAD	2,243	12/21/11	(27)
Deutsche Bank AG	USD	26,967	EUR	19,688	12/21/11	265
Deutsche Bank AG	USD	9,226	GBP	5,747	12/21/11	9
Deutsche Bank AG	USD	9,948	GBP	6,294	12/21/11	168
Deutsche Bank AG	USD	11,818	JPY	906,833	12/21/11	(207)
Deutsche Bank AG	USD	1,337	NOK	7,230	12/21/11	(42)
Deutsche Bank AG	USD	3,544	NZD	4,261	12/21/11	(110)
Deutsche Bank AG	USD	10,560	SEK	67,623	12/21/11	(211)
Deutsche Bank AG	USD	461	SGD	558	12/21/11	(16)
Deutsche Bank AG	AUD	3,797	USD	3,997	12/21/11	19
Deutsche Bank AG	CAD	807	USD	813	11/02/11	3

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund	91

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Deutsche Bank AG	DKK	3,431	USD	645	12/21/11	7
Deutsche Bank AG	EUR	4,843	USD	6,778	12/21/11	80
Deutsche Bank AG	JPY	217,325	USD	2,814	12/21/11	31
HSBC Bank PLC	USD	4,775	AUD	4,677	12/21/11	124
HSBC Bank PLC	USD	6,556	CAD	6,492	12/21/11	(50)
HSBC Bank PLC	USD	26,993	EUR	19,688	12/21/11	239
HSBC Bank PLC	USD	9,950	GBP	6,294	12/21/11	165
HSBC Bank PLC	USD	257	HKD	2,000	12/21/11	1
HSBC Bank PLC	USD	2,100	HKD	16,367	12/21/11	8
HSBC Bank PLC	USD	1,959	JPY	150,000	12/21/11	(39)
HSBC Bank PLC	USD	11,824	JPY	906,833	12/21/11	(214)
JPMorgan Chase Bank	USD	1,021	AUD	1,000	12/21/11	27
JPMorgan Chase Bank	USD	4,772	AUD	4,677	12/21/11	128
JPMorgan Chase Bank	USD	1,012	CAD	1,000	12/21/11	(10)
JPMorgan Chase Bank	USD	2,274	CAD	2,243	12/21/11	(27)
JPMorgan Chase Bank	USD	6,559	CAD	6,492	12/21/11	(53)
JPMorgan Chase Bank	USD	2,736	EUR	2,000	12/21/11	30
JPMorgan Chase Bank	USD	95	GBP	59	11/01/11	—
JPMorgan Chase Bank	USD	266	GBP	165	11/01/11	—
JPMorgan Chase Bank	USD	1,577	GBP	1,000	12/21/11	30
JPMorgan Chase Bank	USD	9,227	GBP	5,747	12/21/11	9
JPMorgan Chase Bank	USD	9,953	GBP	6,294	12/21/11	162
JPMorgan Chase Bank	USD	2,100	HKD	16,367	12/21/11	8
JPMorgan Chase Bank	USD	1,043	JPY	79,070	11/01/11	(32)
JPMorgan Chase Bank	USD	1,303	JPY	100,000	12/21/11	(23)
JPMorgan Chase Bank	USD	11,813	JPY	906,833	12/21/11	(203)
JPMorgan Chase Bank	USD	1,337	NOK	7,230	12/21/11	(42)
JPMorgan Chase Bank	USD	3,548	NZD	4,261	12/21/11	(114)
JPMorgan Chase Bank	USD	455	SGD	567	11/01/11	(3)
JPMorgan Chase Bank	USD	461	SGD	558	12/21/11	(16)
JPMorgan Chase Bank	AUD	3,797	USD	4,001	12/21/11	22
JPMorgan Chase Bank	CHF	3,641	USD	4,198	12/21/11	47
JPMorgan Chase Bank	DKK	748	USD	142	11/01/11	3
JPMorgan Chase Bank	DKK	3,431	USD	645	12/21/11	7
JPMorgan Chase Bank	EUR	4,843	USD	6,778	12/21/11	79
JPMorgan Chase Bank	GBP	349	USD	549	12/21/11	(12)
JPMorgan Chase Bank	GBP	1,000	USD	1,574	12/21/11	(33)
JPMorgan Chase Bank	JPY	150,000	USD	1,954	12/21/11	33
JPMorgan Chase Bank	JPY	217,325	USD	2,812	12/21/11	30
Mellon Bank	USD	1,365	CHF	1,223	12/21/11	30
Mellon Bank	USD	5,572	EUR	4,000	12/21/11	(39)
Mellon Bank	USD	27,003	EUR	19,688	12/21/11	229
Mellon Bank	CAD	2,979	USD	2,916	12/21/11	(70)
Royal Bank of Canada	USD	4,775	AUD	4,677	12/21/11	124
Royal Bank of Canada	USD	6,559	CAD	6,492	12/21/11	(53)
Royal Bank of Canada	USD	26,973	EUR	19,688	12/21/11	259
Royal Bank of Canada	USD	24	GBP	15	11/03/11	—
Royal Bank of Canada	USD	9,945	GBP	6,294	12/21/11	170
Royal Bank of Canada	USD	2,100	HKD	16,367	12/21/11	8
Royal Bank of Canada	USD	11,821	JPY	906,833	12/21/11	(211)
Royal Bank of Canada	USD	10,560	SEK	67,623	12/21/11	(211)
Royal Bank of Canada	AUD	3,900	USD	3,778	12/21/11	(308)
Royal Bank of Canada	CAD	3,500	USD	3,396	12/21/11	(111)

See accompanying notes which are an integral part of the financial statements.

92	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Royal Bank of Canada	EUR	21,000	USD	28,265	12/21/11	(781)
Royal Bank of Canada	GBP	183	USD	295	11/03/11	1
Royal Bank of Canada	GBP	399	USD	642	11/03/11	1
Royal Bank of Canada	GBP	1,800	USD	2,759	12/21/11	(133)
Royal Bank of Canada	HKD	15,550	USD	1,996	12/21/11	(7)
Royal Bank of Canada	JPY	800,000	USD	10,496	12/21/11	253
Royal Bank of Scotland PLC	USD	1,011	CAD	1,000	12/21/11	(9)
Royal Bank of Scotland PLC	USD	1,472	CAD	1,500	12/21/11	31
Royal Bank of Scotland PLC	USD	722	CHF	652	12/21/11	21
Royal Bank of Scotland PLC	USD	1,068	CHF	980	12/21/11	49
Royal Bank of Scotland PLC	USD	1,290	CHF	1,138	12/21/11	8
Royal Bank of Scotland PLC	USD	1,546	CHF	1,392	12/21/11	41
Royal Bank of Scotland PLC	USD	3,982	CHF	3,591	12/21/11	112
Royal Bank of Scotland PLC	USD	4,108	CHF	3,611	12/21/11	9
Royal Bank of Scotland PLC	USD	168	EUR	121	12/21/11	(1)
Royal Bank of Scotland PLC	USD	513	EUR	377	12/21/11	8
Royal Bank of Scotland PLC	USD	2,141	EUR	1,510	12/21/11	(52)
Royal Bank of Scotland PLC	USD	4,117	EUR	3,000	12/21/11	32
Royal Bank of Scotland PLC	USD	4,704	EUR	3,478	12/21/11	107
Royal Bank of Scotland PLC	USD	544	GBP	341	12/21/11	4
Royal Bank of Scotland PLC	USD	1,581	GBP	1,000	12/21/11	26
Royal Bank of Scotland PLC	USD	3,025	GBP	1,958	12/21/11	121
Royal Bank of Scotland PLC	USD	3,079	GBP	1,952	12/21/11	58
Royal Bank of Scotland PLC	USD	3,526	GBP	2,229	12/21/11	56
Royal Bank of Scotland PLC	USD	3,774	GBP	2,348	12/21/11	(1)
Royal Bank of Scotland PLC	USD	5,575	GBP	3,582	12/21/11	182
Royal Bank of Scotland PLC	USD	11,263	GBP	7,210	12/21/11	324
Royal Bank of Scotland PLC	USD	257	HKD	2,000	12/21/11	1
Royal Bank of Scotland PLC	USD	1,303	JPY	100,000	12/21/11	(23)
Royal Bank of Scotland PLC	USD	1,456	NOK	8,166	12/21/11	7
Royal Bank of Scotland PLC	USD	3,797	NOK	21,497	12/21/11	54
Royal Bank of Scotland PLC	USD	5,608	NOK	30,425	12/21/11	(158)
Royal Bank of Scotland PLC	USD	6,413	NOK	36,741	12/21/11	169
Royal Bank of Scotland PLC	USD	10,988	NOK	61,104	12/21/11	(42)
Royal Bank of Scotland PLC	USD	3,308	SEK	22,851	12/21/11	189
Royal Bank of Scotland PLC	USD	3,928	SEK	25,015	12/21/11	(100)
Royal Bank of Scotland PLC	USD	5,967	SEK	39,910	12/21/11	141
Royal Bank of Scotland PLC	USD	7,608	SEK	50,433	12/21/11	110
Royal Bank of Scotland PLC	CAD	1,000	USD	973	12/21/11	(29)
Royal Bank of Scotland PLC	CHF	1,751	USD	1,984	12/21/11	(12)
Royal Bank of Scotland PLC	CHF	5,730	USD	6,386	12/21/11	(147)
Royal Bank of Scotland PLC	CHF	7,688	USD	8,940	12/21/11	174
Royal Bank of Scotland PLC	EUR	250	USD	343	12/21/11	(2)
Royal Bank of Scotland PLC	EUR	503	USD	681	12/21/11	(15)
Royal Bank of Scotland PLC	EUR	2,217	USD	3,022	12/21/11	(44)
Royal Bank of Scotland PLC	EUR	2,500	USD	3,412	12/21/11	(46)
Royal Bank of Scotland PLC	EUR	3,158	USD	4,174	12/21/11	(194)
Royal Bank of Scotland PLC	EUR	3,339	USD	4,616	12/21/11	(2)
Royal Bank of Scotland PLC	EUR	6,206	USD	8,472	12/21/11	(112)
Royal Bank of Scotland PLC	GBP	519	USD	819	12/21/11	(15)
Royal Bank of Scotland PLC	GBP	792	USD	1,242	12/21/11	(31)
Royal Bank of Scotland PLC	GBP	4,420	USD	6,812	12/21/11	(291)
Royal Bank of Scotland PLC	NOK	7,556	USD	1,308	12/21/11	(45)

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund	93

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Royal Bank of Scotland PLC	NOK	13,705	USD	2,388	12/21/11	(67)
Royal Bank of Scotland PLC	NOK	24,197	USD	4,156	12/21/11	(178)
Royal Bank of Scotland PLC	SEK	2,809	USD	412	12/21/11	(18)
Royal Bank of Scotland PLC	SEK	24,586	USD	3,664	12/21/11	(98)
Royal Bank of Scotland PLC	SEK	36,777	USD	5,364	12/21/11	(265)
State Street Bank & Trust Co.	USD	53	AUD	49	11/02/11	(1)
State Street Bank & Trust Co.	USD	201	AUD	188	11/02/11	(3)
State Street Bank & Trust Co.	USD	973	AUD	1,000	12/21/11	75
State Street Bank & Trust Co.	USD	20	BRL	34	11/03/11	—
State Street Bank & Trust Co.	USD	260	BRL	442	11/03/11	(3)
State Street Bank & Trust Co.	USD	719	BRL	1,222	11/03/11	(8)
State Street Bank & Trust Co.	USD	159	CAD	157	11/01/11	(1)
State Street Bank & Trust Co.	USD	964	CAD	1,000	12/21/11	38
State Street Bank & Trust Co.	USD	2,274	CAD	2,243	12/21/11	(26)
State Street Bank & Trust Co.	USD	281	CZK	5,005	11/03/11	(3)
State Street Bank & Trust Co.	USD	74	DKK	402	12/21/11	1
State Street Bank & Trust Co.	USD	92	DKK	516	12/21/11	4
State Street Bank & Trust Co.	USD	155	DKK	842	12/21/11	2
State Street Bank & Trust Co.	USD	213	DKK	1,155	12/21/11	2
State Street Bank & Trust Co.	USD	278	DKK	1,515	12/21/11	3
State Street Bank & Trust Co.	USD	68	EUR	49	12/21/11	—
State Street Bank & Trust Co.	USD	1,340	EUR	1,000	12/21/11	43
State Street Bank & Trust Co.	USD	2,693	EUR	2,000	12/21/11	73
State Street Bank & Trust Co.	USD	4,029	EUR	3,000	12/21/11	120
State Street Bank & Trust Co.	USD	26,983	EUR	19,688	12/21/11	249
State Street Bank & Trust Co.	USD	295	GBP	184	11/01/11	—
State Street Bank & Trust Co.	USD	1,557	GBP	1,000	12/21/11	50
State Street Bank & Trust Co.	USD	1,596	GBP	1,000	12/21/11	11
State Street Bank & Trust Co.	USD	9,226	GBP	5,747	12/21/11	9
State Street Bank & Trust Co.	USD	9,951	GBP	6,294	12/21/11	164
State Street Bank & Trust Co.	USD	951	HKD	7,385	11/01/11	(1)
State Street Bank & Trust Co.	USD	16	HKD	123	12/21/11	—
State Street Bank & Trust Co.	USD	30	HKD	230	12/21/11	—
State Street Bank & Trust Co.	USD	37	HKD	290	12/21/11	—
State Street Bank & Trust Co.	USD	73	HKD	570	12/21/11	—
State Street Bank & Trust Co.	USD	98	HKD	765	12/21/11	—
State Street Bank & Trust Co.	USD	194	HKD	1,510	12/21/11	1
State Street Bank & Trust Co.	USD	230	HKD	1,791	12/21/11	—
State Street Bank & Trust Co.	USD	418	HKD	3,242	12/21/11	—
State Street Bank & Trust Co.	USD	2,100	HKD	16,367	12/21/11	8
State Street Bank & Trust Co.	USD	849	IDR	7,489,547	11/01/11	(3)
State Street Bank & Trust Co.	USD	51	ILS	191	12/21/11	1
State Street Bank & Trust Co.	USD	59	ILS	217	12/21/11	1
State Street Bank & Trust Co.	USD	120	ILS	445	12/21/11	2
State Street Bank & Trust Co.	USD	135	ILS	495	12/21/11	1
State Street Bank & Trust Co.	USD	138	ILS	506	12/21/11	1
State Street Bank & Trust Co.	USD	237	ILS	850	12/21/11	(2)
State Street Bank & Trust Co.	USD	795	JPY	60,253	11/02/11	(25)
State Street Bank & Trust Co.	USD	1,303	JPY	100,000	12/21/11	(22)
State Street Bank & Trust Co.	USD	1,321	JPY	100,000	12/21/11	(40)
State Street Bank & Trust Co.	USD	1,336	NOK	7,230	12/21/11	(41)
State Street Bank & Trust Co.	USD	3,546	NZD	4,261	12/21/11	(111)
State Street Bank & Trust Co.	USD	173	SGD	215	11/02/11	(2)

See accompanying notes which are an integral part of the financial statements.

94	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

State Street Bank & Trust Co.	USD	13	SGD	16	12/21/11	—
State Street Bank & Trust Co.	USD	18	SGD	22	12/21/11	—
State Street Bank & Trust Co.	USD	20	SGD	26	12/21/11	1
State Street Bank & Trust Co.	USD	21	SGD	26	12/21/11	—
State Street Bank & Trust Co.	USD	32	SGD	40	12/21/11	—
State Street Bank & Trust Co.	USD	64	SGD	77	12/21/11	(2)
State Street Bank & Trust Co.	USD	90	SGD	113	12/21/11	—
State Street Bank & Trust Co.	USD	131	SGD	166	12/21/11	2
State Street Bank & Trust Co.	USD	461	SGD	558	12/21/11	(16)
State Street Bank & Trust Co.	AUD	1,000	USD	990	12/21/11	(58)
State Street Bank & Trust Co.	AUD	1,000	USD	1,008	12/21/11	(40)
State Street Bank & Trust Co.	AUD	3,797	USD	3,996	12/21/11	18
State Street Bank & Trust Co.	AUD	8,037	USD	8,469	01/31/12	89
State Street Bank & Trust Co.	BRL	58	USD	34	11/03/11	—
State Street Bank & Trust Co.	CAD	31	USD	31	11/02/11	—
State Street Bank & Trust Co.	CAD	1,000	USD	1,007	12/21/11	4
State Street Bank & Trust Co.	CAD	1,179	USD	1,187	12/21/11	5
State Street Bank & Trust Co.	CHF	3,641	USD	4,197	12/21/11	47
State Street Bank & Trust Co.	DKK	160	USD	29	12/21/11	—
State Street Bank & Trust Co.	DKK	289	USD	53	12/21/11	(1)
State Street Bank & Trust Co.	DKK	296	USD	55	12/21/11	—
State Street Bank & Trust Co.	DKK	444	USD	83	12/21/11	1
State Street Bank & Trust Co.	DKK	677	USD	126	12/21/11	1
State Street Bank & Trust Co.	DKK	772	USD	147	12/21/11	3
State Street Bank & Trust Co.	DKK	881	USD	166	12/21/11	2
State Street Bank & Trust Co.	DKK	3,431	USD	645	12/21/11	7
State Street Bank & Trust Co.	EUR	411	USD	582	11/01/11	13
State Street Bank & Trust Co.	EUR	486	USD	690	11/01/11	18
State Street Bank & Trust Co.	EUR	2,000	USD	2,754	12/21/11	(12)
State Street Bank & Trust Co.	EUR	4,000	USD	5,460	12/21/11	(73)
State Street Bank & Trust Co.	EUR	4,843	USD	6,777	12/21/11	78
State Street Bank & Trust Co.	EUR	5,000	USD	6,802	12/21/11	(114)
State Street Bank & Trust Co.	GBP	835	USD	1,346	11/01/11	3
State Street Bank & Trust Co.	GBP	1,500	USD	2,349	12/21/11	(62)
State Street Bank & Trust Co.	HKD	497	USD	64	12/21/11	—
State Street Bank & Trust Co.	HKD	578	USD	74	12/21/11	—
State Street Bank & Trust Co.	HKD	977	USD	126	12/21/11	—
State Street Bank & Trust Co.	HKD	1,490	USD	191	12/21/11	(1)
State Street Bank & Trust Co.	HKD	2,500	USD	321	12/21/11	—
State Street Bank & Trust Co.	HKD	2,935	USD	377	12/21/11	(1)
State Street Bank & Trust Co.	ILS	192	USD	52	12/21/11	—
State Street Bank & Trust Co.	ILS	318	USD	86	12/21/11	(2)
State Street Bank & Trust Co.	ILS	352	USD	95	12/21/11	(1)
State Street Bank & Trust Co.	ILS	617	USD	167	12/21/11	(3)
State Street Bank & Trust Co.	ILS	721	USD	194	12/21/11	(5)
State Street Bank & Trust Co.	JPY	50,404	USD	665	11/01/11	21
State Street Bank & Trust Co.	JPY	35,254	USD	465	11/02/11	14
State Street Bank & Trust Co.	JPY	217,325	USD	2,812	12/21/11	30
State Street Bank & Trust Co.	SGD	87	USD	67	12/21/11	(2)
State Street Bank & Trust Co.	SGD	129	USD	107	12/21/11	4
State Street Bank & Trust Co.	SGD	142	USD	111	12/21/11	(2)
UBS AG	EUR	128	USD	181	11/02/11	4
UBS AG	GBP	11	USD	17	11/02/11	—

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund	95

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

UBS AG	GBP	233	USD	376	11/03/11	1
UBS AG	HKD	7,640	USD	984	11/01/11	1
UBS AG	HKD	1,745	USD	225	11/02/11	—
Westpac Banking Corp.	USD	4,772	AUD	4,677	12/21/11	128
Westpac Banking Corp.	USD	6,558	CAD	6,492	12/21/11	(53)
Westpac Banking Corp.	USD	257	HKD	2,000	12/21/11	—
Westpac Banking Corp.	USD	2,100	HKD	16,367	12/21/11	8
Westpac Banking Corp.	USD	3,150	ILS	11,651	12/21/11	59
Westpac Banking Corp.	USD	10,560	SEK	67,623	12/21/11	(211)
Westpac Banking Corp.	AUD	8,037	USD	8,471	01/31/12	91
Westpac Banking Corp.	CHF	3,641	USD	4,197	12/21/11	47

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(362)

See accompanying notes which are an integral part of the financial statements.

96	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Presentation of Portfolio Holdings — October 31, 2011

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$6,005	$135,831	$—	$141,836	3.1
Austria	—	415	—	415	—	*
Belgium	—	38,317	—	38,317	0.8
Bermuda	9,399	30,025	—	39,424	0.9
Brazil	67,442	—	—	67,442	1.5
Canada	226,150	—	516	226,666	4.9
Cayman Islands	20,170	24,416	1,287	45,873	1.0
Chile	1,174	—	—	1,174	—	*
China	—	27,223	—	27,223	0.6
Curacao	—	204	—	204	—	*
Czech Republic	—	4,827	—	4,827	0.1
Denmark	—	40,973	—	40,973	0.9
Finland	—	30,056	—	30,056	0.7
France	—	336,693	—	336,693	7.3
Germany	—	291,856	—	291,856	6.3
Hong Kong	—	64,498	—	64,498	1.4
India	6,670	13,394	—	20,064	0.4
Indonesia	—	9,632	—	9,632	0.2
Ireland	26,861	1,478	—	28,339	0.6
Isle of Man	—	9,829	—	9,829	0.2
Israel	38,734	—	—	38,734	0.8
Italy	—	114,491	—	114,491	2.5
Japan	298	655,573	—	655,871	14.2
Jersey	—	21,222	—	21,222	0.5
Luxembourg	11,315	12,528	—	23,843	0.5
Mauritius	—	2,081	—	2,081	—	*
Mexico	9,151	—	—	9,151	0.2
Netherlands	11,442	218,976	—	230,418	5.0
New Zealand	—	3,199	—	3,199	0.1
Norway	—	1,734	—	1,734	—	*
Panama	6,835	—	—	6,835	0.1
Portugal	—	2,087	—	2,087	—	*
Russia	4,674	16,374	—	21,048	0.5
Singapore	—	35,406	—	35,406	0.8
South Africa	—	33,048	—	33,048	0.7
South Korea	12,280	52,867	—	65,147	1.4
Spain	—	118,823	—	118,823	2.6
Sweden	—	48,214	—	48,214	1.0
Switzerland	27,980	283,837	—	311,817	6.8
Taiwan	20,907	19,895	—	40,802	0.9
Thailand	—	3,169	—	3,169	0.1
United Kingdom	62,413	820,249	148	882,810	19.1
United States	38,863	14,483	—	53,346	1.2
Virgin Islands, British	7,756	—	—	7,756	0.2
Preferred Stocks	7,470	9,311	—	16,781	0.4
Long-Term Investments	2,296	—	—	2,296	—	*
Warrants & Rights	106	8,580	—	8,686	0.2
Short-Term Investments	—	379,433	—	379,433	8.2
Other Securities	—	319,391	—	319,391	6.9

Total Investments	626,391	4,254,638	1,951	4,882,980	105.8

Other Assets and Liabilities, Net					(5.8)

					100.0

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund	97

Russell Investment Company

Russell International Developed Markets Fund

Presentation of Portfolio Holdings, continued — October 31, 2011

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Other Financial Instruments
Futures Contracts	$29,488	$—	$—	$29,488	$0.6
Foreign Currency Exchange Contracts	(147)	(215)	—	(362)	(—	)*

Total Other Financial Instruments**	$29,341	$(215)	$—	$29,126

*	Less than .05% of net assets.

**	Other financial instruments reflected, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

Investments in which significant unobservable inputs (Level 3) were used in determining a value for the period ending October 31, 2011 were less than 1% of net assets.

There were no significant quarter to quarter transfers in and out of levels 1, 2 and 3 during the period ending October 31, 2011.

See accompanying notes which are an integral part of the financial statements.

98	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Fair Value of Derivative Instruments — October 31, 2011

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts
Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$10,313
Daily variation margin on futures contracts*	32,485	—

Total	$32,485	$10,313

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$10,675
Daily variation margin on futures contracts*	2,997	—

Total	$2,997	$10,675

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$(50,163)	$—
Foreign currency-related transactions	—	10,601

Total	$(50,163)	$10,601

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$23,424	$—
Foreign currency-related transactions	—	(17,388)

Total	$23,424	$(17,388)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund	99

Russell Investment Company

Russell Global Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2011

Russell Global Equity Fund - Class A
	Total Return
1 Year	(5.89)%
Inception*	(3.77	)%§

Russell Global Equity Fund - Class C
	Total Return
1 Year	(0.96)%
Inception*	(3.31	)%§

Russell Global Equity Fund - Class E
	Total Return
1 Year	(0.19)%
Inception*	(2.58	)%§

Russell Global Equity Fund - Class S
	Total Return
1 Year	0.01%
Inception*	(2.32	)%§

Russell Global Equity Fund - Class Y ‡
	Total Return
1 Year	0.13%
Inception*	(2.22	)%§

Russell Developed Large Cap® Index Net **
	Total Return
1 Year	1.84%
Inception*	(1.92	)%§

MSCI World Index Net (USD) ***
	Total Return
1 Year	1.76%
Inception*	(2.14	)%§

100	Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Portfolio Management Discussion — October 31, 2011 (Unaudited)

The Russell Global Equity Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has six money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2011?

For the fiscal year ended October 31, 2011, the Russell Global Equity Fund’s Class A, Class C, Class E, Class S and Class Y Shares lost 0.18%, 0.96% and 0.19%, and gained 0.01% and 0.13%, respectively. This is compared to the Fund’s benchmark, the Russell Developed Large Cap Net Index, which gained 1.84%, and the MSCI World Net Dividend® Index (USD), which gained 1.76% during the same period. From November 1, 2010 to December 31, 2010 the Fund’s benchmark was the MSCI World Net Dividend® Index (USD). Effective January 1, 2011, the Fund’s benchmark changed to the Russell Developed Large Cap Net Index. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2011, the Lipper® Global Large-Cap Core Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 0.43%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary affect the Fund’s performance?

Global equity markets experienced notable volatility over the fiscal year ended October 31, 2011. A series of events plagued investor confidence, ranging from a weak U.S. housing market and high unemployment, to the sovereign debt crisis that threatened to cascade outward from peripheral Europe, as well as supply chain disruptions from an earthquake and tsunami in the Fukushima region of Japan.

The Fund outperformed its benchmark in the first nine months of the period by a range of 50-100 basis points. However shortly after the credit rating downgrade of U.S. government debt in early August, the Fund saw a meaningful decline in benchmark relative returns as corporate fundamentals were ignored by investors and stocks traded on sentiment.

Ultimately, the impact of the year’s macro-economic events on Fund performance was mixed, as the Fund’s avoidance of sectors under pressure, such as financials, was beneficial but stock selection was detractive.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

From a regional perspective, the U.S. equity market was the standout performer given investors’ risk aversion and preference for quality during the year, with the Russell 1000® Index posting an absolute return of 8.01%. The Fund’s 5% underweight to the U.S. market versus the Russell Developed Large Cap Net Index proved detractive to performance and this was compounded by poor stock picks within that market, mainly among stocks geared to economic expansion within the consumer discretionary and energy sectors. Beyond this, the Fund’s overweight (~4%) to Europe was a drag on performance. In addition, the Fund’s allocation (~9%) to the emerging markets had a negative impact on performance given broad concerns about inflation and slowing growth in this region evidenced by the RGI Emerging Markets Net Index lagging the RGI Developed Large Cap Net Index by nearly 10%. Despite the adverse impact of most residual geographical allocation weights versus the Fund’s benchmark, stock selection across developed pan-Europe and pan-Asia was additive. Regional allocation shifts were generally modest in the period though the overweight to Europe was increased nearly 2% as the Fund’s money managers saw an increasing number of attractively priced stocks in the region given the selloff in September 2011. The allocation to both the U.S. and emerging markets declined by 1%.

While the Fund had notably positive stock selection in the technology and materials sectors, this was insufficient to offset poor picks elsewhere, especially within energy, consumer discretionary, and financials. Fund money managers rightly recognized the pressures facing infrastructure projects in the developing world and avoided heavy commodity stocks in favor of precious metals miners. Energy holdings tended to be concentrated among drilling/exploration firms rather than large integrated oil producers, and these latter companies performed much better over the period given their low leverage and high cash flow characteristics. Financials stock selections were particularly detractive as holdings in a variety of U.S. and European banks came under pressure on concerns regarding structurally declining profitability and sovereign debt exposure, respectively. The Fund’s most meaningful allocation shifts during the fiscal year occurred in the consumer staples and consumer discretionary sectors. These sectors were reduced by more than 2%, each in favor of technology related firms (1.4% increase), among which Fund money managers foresaw better growth prospects due to rising demand, as well as financials, where managers saw good value. These shifts modestly changed the complexion of the Fund but overall a pro-cyclical stance remained with the largest overweights as compared to the Russell Developed Large Cap Net Index existing in technology (+5.7%) and consumer discretionary (+2.7%). The largest underweight in the Fund remains in the financials sector (-4.3%) as the majority of the Fund’s money managers saw net interest margin declining as well as uncertainty of regulatory change and sovereign debt risk.

Russell Global Equity Fund	101

Russell Investment Company

Russell Global Equity Fund

Portfolio Management Discussion — October 31, 2011 (Unaudited)

Despite three of the Fund’s six managers generating positive stock selection results, the cumulative success of the value and defensive growth oriented strategies fell modestly short of offsetting the negative contribution generated by the aggressive growth oriented strategies. For the successful managers, stock selection was most evident within materials and industrial sectors as well as continental Europe and Canada. The Fund’s aggressive growth managers underperformed with holdings in energy (drilling and services companies) and financials (U,S. investment banks).

GLG Inc. (“GLG”) underperformed the Fund’s benchmark during the period as stock selection was particularly challenging for this aggressive momentum manager. While GLG did well in identifying outperforming technology stocks, a headwind to the momentum factor adversely impacted returns. Also of note were poor stock picks in the U.S. in cyclically oriented sectors such as consumer discretionary, energy, and financials, all of which were adversely impacted by investors’ flight to safety.

Harris Associates LP (“Harris”), the Fund’s large cap value manager, underperformed the Fund’s benchmark for the period mainly due to exposure to European banks and stock selection within the consumer discretionary sector. Within consumer discretionary, Harris was positioned in the highly cyclical industries of hotels and cruises as well as automakers. While these subsectors held up well early in the period, they significantly detracted later in the fiscal year due to fears that economic slowdown would decrease consumer demand.

MFS Institutional Advisors, Inc. (“MFS”) outperformed the Fund’s benchmark for the period. This defensive growth manager capitalized on its favorable positioning during the generally “risk off” environment of the fiscal year. From an allocation perspective, MFS was well positioned with a large underweight in financials and large overweight in consumer staples. Stock selection was a positive contributor as strong picks in technology and health care were additive.

Sanders Capital, LLC (“Sanders”) modestly underperformed the Fund’s benchmark for the period, largely due to holdings in the financials and technology sectors. While the overweight to energy stocks and an underweight to materials stocks was additive to returns, this contribution was insufficient to fully mitigate the shortfall from generally poor stock picks.

T. Rowe Price Associates, Inc. (“T. Rowe”) was the Fund’s worst benchmark relative performer for the period. The main negative contributor was stock selection within the energy and financials sectors. In energy, T. Rowe retains a long held underweight in large integrated oil companies which detracted as these companies performed well early in the period due to rising oil prices and more recently due to their defensive characteristics as stable cash flow generators. Within the financial sector, the largest detractors were U.S. investment banks and emerging market based commercial banks, the former facing increased financial burden of additional government regulation and the latter impacted by slowing economic growth in Asia.

Tradewinds Global Investors, LLC was the best performing manager for the period, as a number of long held value themes paid off. Establishing a large position in oversold Japanese railways (post Tohoku earthquake) significantly added to performance as these railway operators recovered in third quarter 2011. Another area of success was agriculture related stocks which offer long term value due to positive demographic trends. Lastly, a large position in gold and precious metal miners worked well given fears of currency debasement from central bank activities.

Gartmore Global Partners was terminated in December 2010 and modestly outperformed the Fund’s benchmark during the portion of the fiscal year in which it was a money manager for the Fund. The manager’s success was achieved through positive stock selection in the technology, materials and consumer discretionary sectors. While regional weightings were mildly detractive, this was more than offset by the strength of stock picks within North America.

Describe any changes to the Fund’s structure or the money manager line-up.

Gartmore Global Partners was terminated in December 2010, and Sanders Capital, LLC was added to the Fund.

Money Managers as of October 31, 2011	Styles
GLG Inc.	Market Oriented
Harris Associates LP	Value
MFS Institutional Advisors, Inc.	Growth
Sanders Capital, LLC	Value
T. Rowe Price Associates, Inc.	Growth
Tradewinds Global Investors, LLC	Value

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

102	Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Portfolio Management Discussion — October 31, 2011 (Unaudited)

*	The Fund first issued Class A, C, E and S Shares on February 28, 2007.

**

Effective January 1, 2011, RIMCo changed the Fund’s primary benchmark from the the Morgan Stanley Capital International (MSCI) World Net Dividend® Index (USD) to the Russell Developed Large Cap® Index Net. RIMCo believes the Russell Developed Large Cap® Index Net is an appropriate benchmark which more broadly represents the investable universe of stocks. The Russell Developed Large Cap® Index Net is an index which offers investors access to the large-cap segment of the developed equity universe. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment of this market and is completely reconstituted annually to accurately reflect the changes in the market over time.

***

MSCI World Net Dividend® Index (USD) is a market capitalization index, with net dividends reinvested, that is designed to measure global developed market equity performance. The Index is composed of companies representative of the market structure of 23 developed market countries in North America, Europe, and the Asia/Pacific Region.

‡	The Fund first issued Class Y Shares on September 29, 2008. The returns shown for Class Y Shares prior to that date are the returns of the Fund’s Class S Shares. Class Y Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Global Equity Fund	103

Russell Investment Company

Russell Global Equity Fund

Shareholder Expense Example — October 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2011 to October 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$868.30	$1,017.69
Expenses Paid During Period*	$7.02	$7.58

*	Expenses are equal to the Fund’s annualized expense ratio of 1.49% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$864.40	$1,013.91
Expenses Paid During Period*	$10.53	$11.37

*	Expenses are equal to the Fund’s annualized expense ratio of 2.24% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$868.40	$1,017.69
Expenses Paid During Period*	$7.02	$7.58

*	Expenses are equal to the Fund’s annualized expense ratio of 1.49% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

104	Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Shareholder Expense Example, continued — October 31, 2011 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$869.70	$1,018.95
Expenses Paid During Period*	$5.84	$6.31

*	Expenses are equal to the Fund’s annualized expense ratio of 1.24% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$869.80	$1,019.86
Expenses Paid During Period*	$5.00	$5.40

*	Expenses are equal to the Fund’s annualized expense ratio of 1.06% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Global Equity Fund	105

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Russell Global Equity Fund

Schedule of Investments — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 92.7%
Australia - 0.4%
Downer EDI, Ltd. (Æ)(Ñ)	561,800	1,766
Newcrest Mining, Ltd.	229,600	8,088
Westfield Retail Trust (ö)	100,990	267

		10,121

Belgium - 0.5%
Anheuser-Busch InBev NV - ADR	101,900	5,653
Anheuser-Busch InBev NV Class 2	68,229	3,788
Delhaize Group SA	45,186	2,957

		12,398

Bermuda - 0.7%
African Minerals, Ltd. (Æ)(Ñ)	133,826	944
Axis Capital Holdings, Ltd.	56,100	1,759
China Hongxing Sports, Ltd. (Æ)(Ñ)	6,320,000	145
Endurance Specialty Holdings, Ltd.	50,588	1,882
Guoco Group, Ltd.	142,000	1,346
PartnerRe, Ltd. - ADR	38,200	2,377
Seadrill, Ltd. (Ñ)	176,231	5,789
Stolt-Nielsen, Ltd. Class A (Ñ)	284,300	5,584

		19,826

Brazil - 1.6%
BM&FBovespa SA	630,062	3,762
BrasilAgro - Companhia Brasileira de Propriedades Agricolas (Å)(Æ)	285,500	1,546
Centrais Eletricas Brasileiras SA - ADR (Æ)(Ñ)	428,500	5,977
Itau Unibanco Holding SA - ADR	305,700	5,845
Lojas Renner SA	126,100	3,824
PDG Realty SA Empreendimentos e Participacoes	1,278,900	5,639
Petroleo Brasileiro SA - ADR (Æ)	571,152	14,444
Profarma Distribuidora de Produtos Farmaceuticos SA	93,100	575
QGEP Participacoes SA	205,174	2,032

		43,644

Canada - 3.7%
Bankers Petroleum, Ltd. (Æ)(Ñ)	835,000	4,440
Barrick Gold Corp.	255,000	12,622
Cameco Corp. Class A (Ñ)	594,000	12,729
Canadian National Railway Co. (Þ)	281,870	22,104
Dundee Precious Metals, Inc.	584	5
Eastern Platinum, Ltd. (Æ)	2,359,807	1,539
Gabriel Resources, Ltd. (Æ)	370,677	2,633
National Bank of Canada	30,500	2,177
Nexen, Inc.	75,300	1,279
Niko Resources, Ltd.	34,200	1,881
Osisko Mining Corp. (Æ)(Þ)	452,000	5,451
Potash Corp. of Saskatchewan, Inc.	292,561	13,847
Shoppers Drug Mart Corp.	120,200	5,053
Ultra Petroleum Corp. (Æ)(Ñ)	226,400	7,213
Uranium Participation Corp. (Æ)	593,100	3,308

	Principal Amount ($) or Shares	Market Value $
Westjet Airlines, Ltd. (Æ)	104,177	1,374
Westjet Airlines, Ltd.	31,200	412

		98,067

Cayman Islands - 1.9%
Baidu, Inc. - ADR (Æ)	115,848	16,240
China ZhengTong Auto Services Holdings, Ltd. (Æ)	4,144,365	4,388
Ctrip.com International, Ltd. - ADR (Æ)	239,843	8,361
Hengdeli Holdings, Ltd. (Æ)	4,868,083	2,149
New Oriental Education & Technology Group - ADR (Æ)	164,564	4,878
Sina Corp. (Æ)(Ñ)	60,800	4,942
Tencent Holdings, Ltd.	87,942	2,014
United Laboratories International Holdings, Ltd. (The) (Ñ)	2,024,000	1,550
Wynn Macau, Ltd.	2,017,439	5,540

		50,062

China - 0.3%
BBMG Corp. Class H	1,568,000	1,332
China Petroleum & Chemical Corp. Class H (Ñ)	2,512,000	2,382
Industrial & Commercial Bank of China Class H (Ñ)	8,982,867	5,515

		9,229

Cyprus - 0.1%
Global Ports Investments PLC - GDR	132,762	2,119

Denmark - 0.3%
GN Store Nord A/S	212,284	1,565
Novo Nordisk A/S Class B	52,562	5,550

		7,115

Egypt - 0.2%
Egyptian Financial Group-Hermes Holding (Æ)	685,875	1,470
Oriental Weavers	526,864	2,735
Telecom Egypt Co. - ADR	748,100	1,870

		6,075

Finland - 0.3%
Kone OYJ Class B	53,482	2,941
Nokia OYJ - ADR (Ñ)	729,000	4,906

		7,847

France - 5.6%
Areva SA (Æ)(Ñ)	76,683	2,237
BNP Paribas SA	248,389	11,013
Casino Guichard Perrachon SA (Æ)	17,579	1,643
Club Mediterranee SA (Æ)(Ñ)	86,917	1,640
Danone	125,927	8,705
EDF SA	425,000	12,725
Eutelsat Communications SA	223,492	9,195

106	Russell Global Equity Fund

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Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

GDF Suez	77,936	2,195
Legrand SA - ADR	577,610	20,375
LVMH Moet Hennessy Louis Vuitton SA - ADR	145,360	24,091
Pernod-Ricard SA	84,606	7,884
Publicis Groupe SA - ADR (Ñ)	308,644	14,919
Renault SA	30,658	1,309
Sanofi - ADR	107,856	7,721
Schneider Electric SA	189,707	10,988
Thales SA	215,300	7,574
Total SA	107,575	5,625

		149,839

Germany - 3.8%
Allianz SE	176,728	19,743
Daimler AG	254,700	12,939
Deutsche Boerse AG (Æ)	55,203	3,046
Deutsche Telekom AG	158,417	2,008
E.ON AG	41,687	1,008
Fresenius SE & Co. KGaA	13,850	1,361
Linde AG	195,020	30,962
Merck KGaA	133,597	12,454
SAP AG - ADR	225,200	13,571
Suedzucker AG	60,364	1,763
Volkswagen AG	12,900	2,026

		100,881

Hong Kong - 0.2%
AIA Group, Ltd.	1,128,285	3,403
Cathay Pacific Airways, Ltd. (Ñ)	1,510,800	2,719

		6,122

Hungary - 0.1%
Egis Gyogyszergyar Nyrt	19,150	1,556

India - 0.2%
Axis Bank, Ltd.	40,623	953
Container Corp. of India	145,305	2,924
GMR Infrastructure, Ltd. (Æ)	4,714,393	2,666

		6,543

Indonesia - 0.2%
PT Medco Energi International Tbk (Æ)	4,460,000	1,151
Telekomunikasi Indonesia Tbk PT - ADR	138,110	4,668

		5,819

Ireland - 1.7%
Accenture PLC Class A	653,540	39,382
Cooper Industries PLC	91,700	4,811

		44,193

Italy - 0.7%
Enel SpA	1,096,002	5,152
ERG SpA	656,575	8,061
Finmeccanica SpA	128,500	879

	Principal Amount ($) or Shares	Market Value $
Intesa Sanpaolo SpA	2,151,253	3,796

		17,888

Japan - 6.7%
77 Bank, Ltd. (The)	371,000	1,470
Canon, Inc.	295,100	13,476
Chugoku Marine Paints, Ltd.	124,000	878
Daiwa Securities Group, Inc. (Ñ)	5,891,000	20,612
East Japan Railway Co.	198,891	12,078
Futaba Corp. (Ñ)	178,400	3,369
Honda Motor Co., Ltd.	136,200	4,105
Japan Digital Laboratory Co., Ltd.	80,200	762
Japan Steel Works, Ltd. (The) (Ñ)	810,000	5,541
Kamigumi Co., Ltd.	307,000	2,675
Kurita Water Industries, Ltd. (Ñ)	72,800	2,008
Makita Corp.	122,500	4,570
Mitsubishi UFJ Financial Group, Inc.	1,239,500	5,370
Mitsui & Co., Ltd.	360,500	5,260
MS&AD Insurance Group Holdings	260,000	5,113
Nippon Electric Glass Co., Ltd. (Ñ)	416,200	3,711
Nippon Telegraph & Telephone Corp.	283,220	14,479
Nomura Holdings, Inc.	441,900	1,679
Organo Corp. (Ñ)	138,000	1,090
Panasonic Corp. (Ñ)	162,000	1,650
Ricoh Co., Ltd. (Ñ)	271,295	2,225
Rohm Co., Ltd. (Ñ)	338,145	17,225
Sanshin Electronics Co., Ltd.	215,900	1,819
Seven & I Holdings Co., Ltd.	219,300	5,865
Shin-Etsu Chemical Co., Ltd.	37,500	1,926
Sumitomo Mitsui Financial Group, Inc.	96,500	2,690
Sumitomo Mitsui Trust Holdings, Inc.	1,648,999	5,631
T&D Holdings, Inc.	128,850	1,275
Takeda Pharmaceutical Co., Ltd.	44,900	2,026
Toppan Printing Co., Ltd. (Ñ)	511,000	3,970
Toyota Motor Corp.	449,000	15,013
TV Asahi Corp.	1,862	2,928
West Japan Railway Co.	86,200	3,654
Yamada Denki Co., Ltd. (Ñ)	38,420	2,769

		178,912

Jersey - 0.2%
Polyus Gold International, Ltd. - GDR (Æ)	1,521,175	4,990

Lebanon - 0.1%
Solidere - GDR	101,008	1,510

Luxembourg - 0.1%
Subsea 7 SA (Æ)(Ñ)	167,734	3,622

Mexico - 0.2%
Grupo Televisa SAB - ADR	268,900	5,736

Netherlands - 2.8%
Akzo Nobel NV	608,771	32,012
ASML Holding NV Class G	94,749	3,956
Heineken NV	514,830	24,934

Russell Global Equity Fund	107

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Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

LyondellBasell Industries NV Class A	157,064	5,161
Nielsen Holdings NV (Æ)	274,337	8,052
Unilever NV	46,289	1,592
X5 Retail Group NV - GDR (Æ)	6,076	183

		75,890

Netherlands Antilles - 0.1%
Schlumberger, Ltd.	53,400	3,923

Norway - 0.4%
iLinc Communications, Inc. (Æ)	1,733,106	1,635
Marine Harvest ASA (Ñ)	7,495,000	3,340
Statoil ASA - ADR	211,400	5,376

		10,351

Panama - 0.6%
Carnival Corp.	464,600	16,359

Russia - 1.1%
Federal Hydrogenerating Co. JSC - ADR	2,265,000	8,474
Gazprom OAO - ADR (Æ)	895,626	10,378
Lukoil OAO - ADR	64,863	3,754
Lukoil OAO - ADR (Æ)	2,235	129
Rosneft Oil Co. - GDR	360,573	2,565
Sberbank of Russia	1,201,917	3,250
WGC-3 OJSC Class 3 (Æ)	43,500,000	1,330

		29,880

Slovenia - 0.1%
Krka dd Novo mesto	24,100	1,787

South Africa - 0.5%
AngloGold Ashanti, Ltd. - ADR	119,100	5,385
Gold Fields, Ltd. - ADR (Ñ)	345,000	5,990
Impala Platinum Holdings, Ltd. (Ñ)	79,875	1,833
Village Main Reef, Ltd. (Æ)	4,725,406	917

		14,125

South Korea - 1.5%
Hyundai Heavy Industries Co., Ltd.	13,150	3,536
Hyundai Motor Co. (Ñ)	32,943	6,682
Korea Electric Power Corp. - ADR	440,300	4,857
KT Corp. - ADR	201,250	3,357
Samsung Electronics Co., Ltd.	19,278	16,722
SK Telecom Co., Ltd. - ADR	336,425	4,976

		40,130

Spain - 0.7%
Banco Santander SA - ADR	1,732,060	14,812
Repsol YPF SA - ADR	94,406	2,844

		17,656

Switzerland - 6.3%
Actelion, Ltd. (Æ)	92,475	3,420
Adecco SA (Æ)	305,800	14,625
Cie Financiere Richemont SA	467,579	26,530

	Principal Amount ($) or Shares	Market Value $
Credit Suisse Group AG (Æ)	601,700	17,345
Givaudan SA (Æ)	15,981	14,527
Holcim, Ltd. (Æ)	183,300	11,616
Julius Baer Group, Ltd. (Æ)	431,000	16,212
Nestle SA	679,917	39,347
Noble Corp. (Æ)	106,800	3,838
Novartis AG	234,280	13,235
Swisscom AG	11,251	4,528
Tyco International, Ltd.	94,200	4,291

		169,514

Thailand - 0.0%
Bangkok Bank PCL	169,100	851

Turkey - 0.3%
Turkcell Iletisim Hizmetleri AS - ADR (Æ)	667,000	8,218

United Kingdom - 9.1%
ARM Holdings PLC	1,055,824	9,891
Aviva PLC	594,079	3,225
Barclays PLC	2,498,732	7,725
BG Group PLC	384,373	8,330
BHP Billiton PLC	359,897	11,329
BP PLC	1,535,964	11,322
Diageo PLC	1,546,359	32,030
Experian PLC	1,034,854	13,408
GlaxoSmithKline PLC - ADR	160,266	3,592
HSBC Holdings PLC	749,318	6,539
Imperial Tobacco Group PLC	304,907	11,112
ITV PLC (Æ)	1,292,989	1,361
Marks & Spencer Group PLC	736,469	3,784
Pearson PLC	270,588	4,982
Reckitt Benckiser Group PLC	465,850	23,895
Reed Elsevier PLC	785,500	6,724
Rockhopper Exploration PLC (Æ)	409,895	1,405
Rolls-Royce Holdings PLC Class C (Æ)	83,557,620	134
Rolls-Royce Holdings PLC (Æ)	1,217,834	13,683
Royal Dutch Shell PLC Class B	252,971	9,078
Spirit Pub Co. PLC (Æ)	1,491,321	1,144
Standard Chartered PLC	222,684	5,188
Tesco PLC	1,104,674	7,120
Tullow Oil PLC	355,732	7,985
Vodafone Group PLC - ADR	6,156,205	17,073
Weir Group PLC (The)	176,624	5,399
WPP PLC	1,420,299	14,720
Xstrata PLC	120,317	2,004

		244,182

United States - 39.3%
3M Co.	203,350	16,069
Abbott Laboratories	46,899	2,526
Allscripts Healthcare Solutions, Inc. (Æ)	44,100	845
Amazon.com, Inc. (Æ)	9,000	1,922
AMC Networks, Inc. Class A (Æ)	9,390	306
American International Group, Inc. (Æ)	435,463	10,752
Amgen, Inc.	147,633	8,455
Anadarko Petroleum Corp.	46,215	3,628

108	Russell Global Equity Fund

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Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Apache Corp.	51,300	5,111
Apple, Inc. (Æ)	116,005	46,956
Applied Materials, Inc.	1,372,400	16,908
Arch Coal, Inc.	474,211	8,640
Archer-Daniels-Midland Co.	67,125	1,943
Bank of New York Mellon Corp. (The)	843,910	17,958
Baxter International, Inc.	287,400	15,801
Best Buy Co., Inc.	286,900	7,525
Boeing Co. (The)	262,200	17,250
Broadcom Corp. Class A	249,900	9,019
Cablevision Systems Corp. Class A	123,200	1,783
Calpine Corp. (Æ)	382,500	5,803
Cameron International Corp. (Æ)	92,200	4,531
Capital One Financial Corp.	139,221	6,357
CarMax, Inc. (Æ)	88,700	2,666
Caterpillar, Inc.	45,500	4,298
Chevron Corp.	73,100	7,679
Cimarex Energy Co.	147,400	9,434
Citigroup, Inc.	200,052	6,320
CME Group, Inc. Class A	46,500	12,814
Coca-Cola Co. (The)	143,767	9,822
Comcast Corp. Class A (Æ)	471,200	10,838
Computer Sciences Corp.	59,560	1,874
Consol Energy, Inc.	40,100	1,715
Corning, Inc.	350,500	5,009
Crown Castle International Corp. (Æ)	87,400	3,615
CTC Media, Inc.	146,900	1,691
Dentsply International, Inc.	51,300	1,896
DP World, Ltd. (Æ)	415,765	4,553
Edison International	116,000	4,710
Eli Lilly & Co. (Ñ)	333,700	12,400
EMC Corp. (Æ)	349,872	8,575
Emerson Electric Co.	156,300	7,521
Energizer Holdings, Inc. (Æ)	64,527	4,761
EOG Resources, Inc.	102,700	9,184
Express Scripts, Inc. Class A (Æ)	128,100	5,858
Franklin Resources, Inc.	173,100	18,458
Freeport-McMoRan Copper & Gold, Inc.	92,100	3,708
General Dynamics Corp.	57,000	3,659
General Electric Co.	207,900	3,474
General Motors Co. (Æ)	374,600	9,683
Goldman Sachs Group, Inc. (The)	163,900	17,955
Google, Inc. Class A (Æ)	40,300	23,883
Halliburton Co.	143,249	5,352
HCA Holdings, Inc. (Æ)	163,297	3,829
Hewlett-Packard Co.	75,420	2,007
Honeywell International, Inc.	440,700	23,093
Hubbell, Inc. Class B	47,500	2,840
Illinois Tool Works, Inc.	192,800	9,376
Intel Corp.	1,600,900	39,286
International Business Machines Corp.	50,000	9,231
Johnson & Johnson	50,800	3,271
JPMorgan Chase & Co.	959,428	33,350
Juniper Networks, Inc. (Æ)	419,700	10,270
Laboratory Corp. of America Holdings (Æ)	61,500	5,157
Lockheed Martin Corp.	106,650	8,095
Mastercard, Inc. Class A	29,800	10,348

	Principal Amount ($) or Shares	Market Value $
Medtronic, Inc.	547,230	19,011
Merck & Co., Inc.	331,700	11,444
MetLife, Inc.	121,400	4,268
Micron Technology, Inc. (Æ)	761,700	4,258
Microsoft Corp.	599,500	15,965
MSCI, Inc. Class A (Æ)	115,600	3,860
National Oilwell Varco, Inc.	151,400	10,799
Netflix, Inc. (Æ)	6,400	525
Newfield Exploration Co. (Æ)	64,839	2,610
Newmont Mining Corp.	249,187	16,653
NYSE Euronext	150,600	4,001
Occidental Petroleum Corp.	29,200	2,714
Old Republic International Corp.	489,100	4,324
Omnicom Group, Inc.	451,780	20,095
Oracle Corp.	767,170	25,140
Peabody Energy Corp.	59,600	2,585
Pfizer, Inc.	483,706	9,316
Praxair, Inc.	238,640	24,263
QUALCOMM, Inc.	286,200	14,768
Range Resources Corp.	65,000	4,475
Shaw Group, Inc. (The) (Æ)	78,300	1,821
Sotheby’s Class A	251,452	8,856
Southwest Airlines Co.	903,450	7,724
SPDR S&P 500 ETF Trust (Ñ)	69,034	8,660
SPX Corp.	39,302	2,146
Starwood Hotels & Resorts Worldwide, Inc. (ö)	95,100	4,765
Texas Instruments, Inc.	262,900	8,079
Thermo Fisher Scientific, Inc. (Æ)	372,120	18,706
TJX Cos., Inc.	91,751	5,407
Travelers Cos., Inc. (The)	52,500	3,063
United Parcel Service, Inc. Class B	396,430	27,845
Valero Energy Corp.	125,300	3,082
Viacom, Inc. Class A	167,403	7,341
Visa, Inc. Class A	343,400	32,025
VMware, Inc. Class A (Æ)	36,099	3,529
Walgreen Co.	612,540	20,336
Wal-Mart Stores, Inc.	180,000	10,210
Walt Disney Co. (The)	879,332	30,671
Waters Corp. (Æ)	232,130	18,598
WellPoint, Inc.	184,800	12,733
Wells Fargo & Co.	579,500	15,015
Western Digital Corp. (Æ)	198,600	5,291
X5 Retail Group NV - GDR (Æ)	63,924	1,909

		1,052,532

Virgin Islands, British - 0.1%
Justice Holdings, Ltd. (Æ)	73,398	1,089
Mail.ru Group, Ltd. - GDR (Æ)(Þ)	63,566	2,184

		3,273

Total Common Stocks (cost $2,386,843)		2,482,785

Preferred Stocks - 0.4%
Brazil - 0.1%
Investimentos Itau SA	626,893	3,925

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Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Germany - 0.2%
Porsche Automobil Holding SE	43,900		2,562
Volkswagen AG	14,285		2,499

			5,061

South Korea - 0.1%
LG Electronics, Inc.	58,230		1,317

Total Preferred Stocks (cost $11,512)			10,303

Warrants & Rights - 0.0%
Spain - 0.0%
Banco Santander SA (Æ) 2011 Rights	1,732,060		300

Total Warrants & Rights (cost $303)			300

Short-Term Investments - 6.7%
United States - 6.7%
Russell U.S. Cash Management Fund	178,108,533	(¥)	178,108

Total Short-Term Investments (cost $178,108)			178,108

Other Securities - 2.2%
Russell Investment Company Liquidating Trust (×)	2,184,334	(¥)	2,225
Russell U.S. Cash Collateral Fund (×)	57,743,694	(¥)	57,744

Total Other Securities (cost $59,928)			59,969

Total Investments - 102.0% (identified cost $2,636,694)			2,731,465

Other Assets and Liabilities, Net - (2.0%)			(53,203)

Net Assets - 100.0%			2,678,262

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

110	Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
S&P 500 E-Mini Index Futures (CME)	1,400	USD	87,451	12/11	5,638
S&P 500 Index Futures (CME)	40	USD	12,493	12/11	737
S&P Midcap 400 E-Mini Index Futures (CME)	108	USD	9,570	12/11	629
TOPIX Index Futures (Japan)	716	JPY	5,434,440	12/11	805

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					7,809

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Bank of America	USD	655	JPY	50,000	12/21/11	(15)
Bank of America	USD	1,310	JPY	100,000	12/21/11	(30)
Barclays Bank PLC	USD	1,136	EUR	818	11/03/11	(4)
Barclays Bank PLC	USD	9,682	JPY	743,000	12/21/11	(169)
Brown Brothers Harriman & Co.	USD	175	CAD	173	11/01/11	(1)
Brown Brothers Harriman & Co.	USD	343	CAD	341	11/01/11	(1)
Brown Brothers Harriman & Co.	USD	1,611	EUR	1,139	11/01/11	(36)
Brown Brothers Harriman & Co.	USD	52	EUR	37	11/02/11	(1)
Brown Brothers Harriman & Co.	USD	915	EUR	660	11/03/11	(1)
Brown Brothers Harriman & Co.	AUD	13	USD	14	11/03/11	—
Brown Brothers Harriman & Co.	AUD	239	USD	255	11/03/11	4
Brown Brothers Harriman & Co.	EUR	89	USD	126	11/02/11	3
Brown Brothers Harriman & Co.	EUR	107	USD	151	11/02/11	3
Brown Brothers Harriman & Co.	EUR	140	USD	199	11/02/11	5
Brown Brothers Harriman & Co.	GBP	125	USD	201	11/01/11	1
Brown Brothers Harriman & Co.	GBP	175	USD	282	11/01/11	1
Brown Brothers Harriman & Co.	GBP	96	USD	155	11/02/11	—
Commonwealth Bank of Australia	USD	9,683	JPY	743,000	12/21/11	(170)
Deutsche Bank AG	USD	650	JPY	50,000	12/21/11	(9)
Deutsche Bank AG	USD	9,683	JPY	743,000	12/21/11	(170)
HSBC Bank PLC	USD	2,612	JPY	200,000	12/21/11	(52)
HSBC Bank PLC	USD	9,688	JPY	743,000	12/21/11	(175)
HSBC Bank PLC	JPY	200,000	USD	2,626	12/21/11	65
JPMorgan Chase Bank	USD	2,606	JPY	200,000	12/21/11	(45)
JPMorgan Chase Bank	USD	9,679	JPY	743,000	12/21/11	(166)
JPMorgan Chase Bank	JPY	200,000	USD	2,608	12/21/11	47
Mellon Bank	USD	1,303	JPY	100,000	12/21/11	(23)
Royal Bank of Canada	USD	656	JPY	50,000	12/21/11	(16)
Royal Bank of Canada	USD	9,686	JPY	743,000	12/21/11	(173)
Royal Bank of Canada	JPY	30,000	USD	394	12/21/11	10
State Street Bank & Trust Co.	USD	13,740	AUD	12,971	11/15/11	(91)
State Street Bank & Trust Co.	USD	200	CAD	199	11/02/11	—
State Street Bank & Trust Co.	USD	18,426	CAD	18,345	11/15/11	(27)
State Street Bank & Trust Co.	USD	13,527	CHF	11,828	11/15/11	(50)
State Street Bank & Trust Co.	USD	404	DKK	2,150	11/02/11	(4)
State Street Bank & Trust Co.	USD	549	EUR	392	11/01/11	(6)
State Street Bank & Trust Co.	USD	1,579	EUR	1,128	11/02/11	(18)
State Street Bank & Trust Co.	USD	250	EUR	180	11/03/11	—
State Street Bank & Trust Co.	USD	6,473	EUR	4,619	11/15/11	(82)
State Street Bank & Trust Co.	USD	72	GBP	45	11/01/11	—
State Street Bank & Trust Co.	USD	4,511	GBP	2,818	11/02/11	20
State Street Bank & Trust Co.	USD	1,897	HKD	14,730	11/02/11	(1)
State Street Bank & Trust Co.	USD	977	ILS	3,629	11/03/11	24
State Street Bank & Trust Co.	USD	1,035	JPY	80,000	12/21/11	(11)
State Street Bank & Trust Co.	USD	1,302	JPY	100,000	12/21/11	(22)
State Street Bank & Trust Co.	USD	1,304	JPY	100,000	12/21/11	(24)
State Street Bank & Trust Co.	USD	1,306	JPY	100,000	12/21/11	(25)
State Street Bank & Trust Co.	USD	1,953	JPY	150,000	12/21/11	(32)
State Street Bank & Trust Co.	USD	1,954	JPY	150,000	12/21/11	(34)
State Street Bank & Trust Co.	USD	1,966	JPY	150,000	12/21/11	(45)
State Street Bank & Trust Co.	USD	322	NOK	1,777	11/02/11	(3)
State Street Bank & Trust Co.	USD	5,167	SEK	33,429	11/15/11	(41)
State Street Bank & Trust Co.	USD	2,164	SGD	2,711	11/15/11	(3)

See accompanying notes which are an integral part of the financial statements.

112	Russell Global Equity Fund

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Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

State Street Bank & Trust Co.	AUD	19	USD	20	11/04/11	—
State Street Bank & Trust Co.	AUD	125	USD	132	11/04/11	—
State Street Bank & Trust Co.	AUD	176	USD	187	11/04/11	1
State Street Bank & Trust Co.	DKK	2,150	USD	404	11/15/11	4
State Street Bank & Trust Co.	DKK	29,155	USD	5,489	11/15/11	69
State Street Bank & Trust Co.	EUR	23	USD	33	11/03/11	—
State Street Bank & Trust Co.	EUR	28	USD	39	11/03/11	—
State Street Bank & Trust Co.	EUR	465	USD	644	11/03/11	—
State Street Bank & Trust Co.	EUR	392	USD	548	11/15/11	6
State Street Bank & Trust Co.	EUR	1,128	USD	1,579	11/15/11	18
State Street Bank & Trust Co.	GBP	123	USD	198	11/01/11	—
State Street Bank & Trust Co.	GBP	202	USD	325	11/01/11	—
State Street Bank & Trust Co.	GBP	2,818	USD	4,511	11/15/11	(20)
State Street Bank & Trust Co.	GBP	19,296	USD	30,868	11/15/11	(154)
State Street Bank & Trust Co.	HKD	14,730	USD	1,897	11/15/11	1
State Street Bank & Trust Co.	HKD	102,552	USD	13,198	11/15/11	(3)
State Street Bank & Trust Co.	JPY	203,657	USD	2,688	11/15/11	82
State Street Bank & Trust Co.	JPY	180,000	USD	2,350	12/21/11	45
State Street Bank & Trust Co.	NOK	1,777	USD	322	11/15/11	3
State Street Bank & Trust Co.	NOK	28,223	USD	5,155	11/15/11	91

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(1,450)

See accompanying notes which are an integral part of the financial statements.

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Presentation of Portfolio Holdings — October 31, 2011

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$—	$10,121	$—	$10,121	0.4
Belgium	5,653	6,745	—	12,398	0.5
Bermuda	6,018	13,663	145	19,826	0.7
Brazil	43,644	—	—	43,644	1.6
Canada	96,693	—	1,374	98,067	3.7
Cayman Islands	34,421	15,641	—	50,062	1.9
China	—	9,229	—	9,229	0.3
Cyprus	—	2,119	—	2,119	0.1
Denmark	—	7,115	—	7,115	0.3
Egypt	—	6,075	—	6,075	0.2
Finland	4,906	2,941	—	7,847	0.3
France	—	149,839	—	149,839	5.6
Germany	—	100,881	—	100,881	3.8
Hong Kong	—	6,122	—	6,122	0.2
Hungary	—	1,556	—	1,556	0.1
India	—	6,543	—	6,543	0.2
Indonesia	4,668	1,151	—	5,819	0.2
Ireland	44,193	—	—	44,193	1.7
Italy	—	17,888	—	17,888	0.7
Japan	—	178,912	—	178,912	6.7
Jersey	4,990	—	—	4,990	0.2
Lebanon	—	1,510	—	1,510	0.1
Luxembourg	—	3,622	—	3,622	0.1
Mexico	5,736	—	—	5,736	0.2
Netherlands	13,396	62,494	—	75,890	2.8
Netherlands Antilles	3,923	—	—	3,923	0.1
Norway	5,376	4,975	—	10,351	0.4
Panama	16,359	—	—	16,359	0.6
Russia	7,274	22,606	—	29,880	1.1
Slovenia	—	1,787	—	1,787	0.1
South Africa	5,385	8,740	—	14,125	0.5
South Korea	13,190	26,940	—	40,130	1.5
Spain	—	17,656	—	17,656	0.7
Switzerland	8,129	161,385	—	169,514	6.3
Thailand	—	851	—	851	—	*
Turkey	8,218	—	—	8,218	0.3
United Kingdom	—	244,048	134	244,182	9.1
United States	1,050,623	1,909	—	1,052,532	39.3
Virgin Islands, British	2,184	1,089	—	3,273	0.1
Preferred Stocks	3,925	6,378	—	10,303	0.4
Warrants & Rights	300	—	—	300	—	*
Short-Term Investments	—	178,108	—	178,108	6.7
Other Securities	—	59,969	—	59,969	2.2

Total Investments	1,389,204	1,340,608	1,653	2,731,465	102.0

Other Assets and Liabilities, Net					(2.0)

					100.0

Other Financial Instruments
Futures Contracts	7,809	—	—	7,809	0.3
Foreign Currency Exchange Contracts	(39)	(1,411)	—	(1,450)	(0.1)

Total Other Financial Instruments**	$7,770	$(1,411)	$—	$6,359

*	Less than .05% of net assets.

**	Other financial instruments reflected, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

See accompanying notes which are an integral part of the financial statements.

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Presentation of Portfolio Holdings, continued — October 31, 2011

For a description of the levels see note 2 in the Notes to Financial Statements.

Investments in which significant unobservable inputs (Level 3) used in determining a value for the period ending October 31, 2011 were less than 1% of net assets.

There were no significant quarter to quarter transfers in and out of levels 1, 2 and 3 during the period ending October 31, 2011.

See accompanying notes which are an integral part of the financial statements.

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Fair Value of Derivative Instruments — October 31, 2011

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$503
Daily variation margin on futures contracts*	7,809	—

Total	$7,809	$503

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$1,953

Total	$—	$1,953

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$362	$—
Foreign currency-related transactions	—	9,089

Total	$362	$9,089

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$2,984	$—
Foreign currency-related transactions	—	(5,822)

Total	$2,984	$(5,822)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

116	Russell Global Equity Fund

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Russell Investment Company

Russell Emerging Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2011

Russell Emerging Markets Fund - Class A ‡
	Total Return
1 Year	(14.86)%
5 Years	4.87	%§
10 Years	15.71	%§

Russell Emerging Markets Fund - Class C
	Total Return
1 Year	(10.37)%
5 Years	5.32	%§
10 Years	15.56	%§

Russell Emerging Markets Fund - Class E
	Total Return
1 Year	(9.70)%
5 Years	6.11	%§
10 Years	16.40	%§

Russell Emerging Markets Fund - Class S
	Total Return
1 Year	(9.45)%
5 Years	6.38	%§
10 Years	16.66	%§

Russell Emerging Markets Fund - Class Y ‡‡
	Total Return
1 Year	(9.30)%
5 Years	6.49	%§
10 Years	16.72	%§

Russell Emerging Markets® Index Net **
	Total Return
1 Year	(8.06)%
5 Years	6.74	%§
10 Years	16.75	%§

MSCI Emerging Markets Index Net (USD)SM ***
	Total Return
1 Year	(7.72)%
5 Years	6.51	%§
10 Years	16.82	%§

118	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

The Russell Emerging Markets Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has seven money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2011?

For the fiscal year ended October 31, 2011, the Russell Emerging Markets Fund’s Class A, Class C, Class E, Class S and Class Y Shares lost 9.67%, 10.37%, 9.70%, 9.45% and 9.30%, respectively. This is compared to the Fund’s benchmark, the Russell Emerging Markets Index Net, which lost 8.06%, and the MSCI Emerging Markets Index Net (USD)SM, which lost 7.72% during the same period. From November 1, 2010 to December 31, 2010, the Fund’s benchmark was the MSCI Emerging Markets Index Net (USD)SM. Effective January 1, 2011, the Fund’s benchmark changed to the Russell Emerging Markets Index Net. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2011, the Lipper® Emerging Markets Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, lost 11.30%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

Market volatility in emerging markets remained high during the fiscal year ended October 2011, with a number of external macroeconomic events affecting Fund performance. Towards the end of 2010, concerns about Turkey’s macroeconomic situation coupled with fears of an inflationary environment caused the Fund’s exposure to Turkey, a key overweight position, to detract from the Fund’s performance. This negative effect was off-set by a key underweight position to large cap Brazilian stocks, which suffered in the period due to the market’s negative response to Brazil’s monetary policies, which were aimed at cooling a potentially overheating Brazilian economy. At the same time, Brazilian consumer demand remained strong, which benefited smaller cap Brazilian companies. Because the Fund was positioned in small and mid cap Brazilian stocks, stock selection in the country was positive.

The new year brought new macroeconomic events that increased market volatility. The pro-democracy movements in the Middle

East created a shock in oil prices and materials. While the Fund benefited from its exposure to these sectors during late 2010, the sudden change in market sentiment created a headwind. At the same time, as the technology sector surprised on the upside given strong U.S. demand (in great part due to the Federal Reserve’s quantitative easing policies), the Fund had a key underweight to a stock that benefited from this demand. This created another headwind in the first quarter, in which the Fund modestly underperformed its benchmark.

The Fund experienced stronger performance in the second and third quarters. During the second quarter, as the market welcomed the reaction of emerging markets central banks to inflationary pressures, consumer discretionary stocks outperformed and the Fund benefited from an overweight to the sector. In the third quarter, China underperformed given fears of hard landing, and the Fund’s key underweight to China proved beneficial. However, concerns about the European sovereign debt crisis began to grow and resulted in a general flight to quality. This created a strong headwind for some of the Fund’s money managers, especially those more focused on valuation. Stock selection suffered across several countries and this partially offset the benefits of the Fund’s key exposures to China and consumer discretionary stocks. Towards the end of the third quarter, Turkey’s investment grade was upgraded and the Fund’s key overweight to Turkey, which had previously been detracted from performance, turned into a positive contributor.

October 2011 added further volatility to the fiscal year as the market rebounded strongly. Some of the Fund’s holdings in the materials and processing sector benefited strongly from the rebound, as fears about a China hard landing lessened and investors became increasingly confident that China would have more appetite to build up its commodity inventories. The Fund finished modestly ahead of its benchmark during the month.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

AllianceBernstein L.P. underperformed the Fund’s benchmark during the fiscal year. Although its exposure to undervalued stocks was an overall positive for year, the third quarter of 2011 was difficult for the manager as value stocks underperformed in the market decline. Stock selection was particularly poor in India, where the manager’s exposure to banks detracted, and in Taiwan, where a technology position was the largest detractor from the manager’s performance. At the sector level, the manager’s overweight to financials detracted during the year as did stock selection in materials and technology.

Arrowstreet Capital, Limited Partnership strongly outperformed the Fund’s benchmark during the fiscal year. Strong stock selection contributed positively to its performance. The manager’s allocation to value stocks, which it rotated out of successfully towards the third quarter, also had a positive effect as did its exposure to high earnings revision stocks. At the

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Russell Emerging Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

sector level, stock selection was particularly strong in energy, materials and technology. At the country level, an overweight to Korea was beneficial.

Delaware Management Company underperformed the Fund’s benchmark during the fiscal year. Stock selection was negative in consumers, financials and materials. At the regional level, stock selection in Latin America was negative, and was particularly detrimental in Brazil. The manager’s underweight to Mexico, which was a country that performed well during the year, was also detractive.

Genesis Asset Managers, LLP outperformed the Fund’s benchmark during the fiscal year. The manager benefited from good stock selection in the technology and financial sectors. Its position in the materials and processing sector also contributed positively to performance. On the negative side, stock selection within Russia was a detractor, particularly within the energy sector.

Harding Loevner LP outperformed the Fund’s benchmark during the fiscal year. The manager benefited from positive stock selection in financials, particularly within Asian banks. At the country level, stock selection was strong in Asia, particularly in Korea, India and China. It also benefited from an average overweight to China.

T. Rowe Price was terminated in March 2011 and underperformed the Fund’s benchmark for the portion of the fiscal year in which it was a money manager for the Fund. The manager’s underperformance was driven mostly by its overweight to India, a market that underperformed during the period. Within India, the manager suffered from negative stock selection, which further detracted. This was partially offset by its positive stock selection in China.

UBS Global Asset Management (Americas) Inc. underperformed the Fund’s benchmark during the fiscal year. The manager’s overweight to the smallest capitalization stocks detracted during the period, as did its overweight to stocks with a high growth forecast. Its focus on earnings revisions was beneficial, but not enough to offset the negative headwinds. Stock selection was negative in materials, financials and energy but positive in consumer staples. Its average underweight to technology detracted during the year.

Victoria 1522 Investments, LP outperformed the Fund’s benchmark during the fiscal year. The manager benefited from positive stock selection in financials and materials and within South Asia. A large overweight to financials were also beneficial. These gains were partially off-set by negative stock selection in energy.

Describe any changes to the Fund’s structure or the money manager line-up.

T. Rowe Price was terminated in March 2011 and replaced with Victoria 1522 Investments, LP and Delaware Management Company.

Money Managers as of October 31, 2011	Styles
AllianceBernstein L.P.	Value
Arrowstreet Capital, Limited Partnership	Market Oriented
Delaware Management Company	Value
Genesis Asset Managers, LLP	Market Oriented
Harding Loevner LP	Market Oriented
UBS Global Asset Management (Americas) Inc.	Growth
Victoria 1522 Investments, LP	Market Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2001.

**

Effective January 1, 2011, RIMCo changed the Fund’s primary benchmark from the Morgan Stanley Capital International (MSCI) Emerging Markets Index Net (USD)SM to the Russell Emerging Markets® Index Net. RIMCo believes the Russell Emerging Markets® Index Net is an appropriate benchmark which more broadly represents the investable universe of stocks. The Russell Emerging Markets® Index Net is an index which measures the performance of the investable securities in emerging countries globally. It is constructed to provide a comprehensive and unbiased barometer for this market segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

***	The MSCI Emerging Markets Index Net (USD)SM is a market capitalization weighted index of over 850 stocks traded in 22 world markets.

‡	The Fund first issued Class A Shares on March 1, 2007. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

‡‡	The Fund first issued Class Y Shares on September 26, 2008. The returns shown for Class Y Shares prior to that date are the returns of the Fund’s Class S Shares. Class Y Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

120	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Shareholder Expense Example — October 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2011 to October 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$828.40	$1,016.23
Expenses Paid During Period*	$8.20	$9.05

*	Expenses are equal to the Fund’s annualized expense ratio of 1.78% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$825.20	$1,012.45
Expenses Paid During Period*	$11.64	$12.83

*	Expenses are equal to the Fund’s annualized expense ratio of 2.53% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$828.00	$1,016.23
Expenses Paid During Period*	$8.20	$9.05

*	Expenses are equal to the Fund’s annualized expense ratio of 1.78% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Emerging Markets Fund	121

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Russell Emerging Markets Fund

Shareholder Expense Example, continued — October 31, 2011 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$829.50	$1,017.49
Expenses Paid During Period*	$7.06	$7.78

*	Expenses are equal to the Fund’s annualized expense ratio of 1.53% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$830.10	$1,018.40
Expenses Paid During Period*	$6.23	$6.87

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

122	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 88.4%
Austria - 0.1%
Vienna Insurance Group AG Wiener Versicherung Gruppe	29,798	1,243

Bermuda - 1.2%
Brilliance China Automotive Holdings, Ltd. (Æ)(Ñ)	1,474,000	1,548
Central European Media Enterprises, Ltd. Class A (Æ)(Ñ)	197,090	2,176
China Foods, Ltd. (Ñ)	727,732	572
China Resources Gas Group, Ltd. (Ñ)	615,749	895
Cosan, Ltd. Class A	94,600	1,135
Credicorp, Ltd.	64,147	6,978
Haier Electronics Group Co., Ltd. (Æ)(Ñ)	1,197,000	1,111
Li & Fung, Ltd. (Ñ)	1,332,000	2,571
Skyworth Digital Holdings, Ltd. (Ñ)	3,892,000	2,005
Yue Yuen Industrial Holdings, Ltd.	745,000	2,110

		21,101

Brazil - 10.9%
All America Latina Logistica SA	177,434	884
Amil Participacoes SA	187,854	1,901
B2W Cia Global Do Varejo	66,353	539
Banco Bradesco SA - ADR (Ñ)	368,607	6,709
Banco do Brasil SA	635,700	9,590
Banco Santander Brasil SA - ADR (Æ)	704,378	6,410
Banco Santander Brasil SA	306,092	2,755
Brasil Telecom SA	65,224	490
Braskem SA - ADR (Ñ)	44,300	799
BRF - Brasil Foods SA - ADR (Æ)(Ñ)	233,252	4,910
Brookfield Incorporacoes SA	786,900	3,025
CCR SA	32,000	881
Centrais Eletricas Brasileiras SA (Æ)	184,200	1,844
Centrais Eletricas Brasileiras SA - ADR (Æ)	71,515	712
Cia Brasileira de Distribuicao Grupo Pao de Acucar - ADR (Ñ)	53,481	2,096
Cia de Bebidas das Americas - ADR	427,678	14,421
Cia de Saneamento Basico do Estado de Sao Paulo (Æ)	240,340	6,593
Cia de Saneamento Basico do Estado de Sao Paulo - ADR (Æ)	14,923	810
Cia de Saneamento de Minas Gerais-COPASA (Æ)	66,700	1,253
Cia Energetica de Minas Gerais - ADR	196,683	3,351
Cia Hering	49,000	1,095
Cia Paranaense de Energia - ADR (Æ)	60,422	1,219
CPFL Energia SA - ADR (Ñ)	109,693	2,851
Cyrela Brazil Realty SA Empreendimentos e Participacoes	315,500	2,758
Diagnosticos da America SA (Æ)	119,000	946
Embraer SA (Æ)	309,100	2,133
Fibria Celulose SA - ADR (Ñ)	154,800	1,373
Gerdau SA - ADR	112,500	1,015
Gol Linhas Aereas Inteligentes SA - ADR (Ñ)	107,700	864

	Principal Amount ($) or Shares	Market Value $
Hypermarcas SA	386,400	2,080
Itau Unibanco Holding SA - ADR	348,166	6,657
Light SA	189,900	2,959
Lojas Renner SA	77,649	2,355
Marfrig Alimentos SA	79,562	345
Natura Cosmeticos SA	81,500	1,585
Odontoprev SA	63,000	991
OGX Petroleo e Gas Participacoes SA (Æ)	662,084	5,476
Petroleo Brasileiro SA - ADR (Æ)	1,349,095	35,300
Redecard SA	480,200	8,069
Rossi Residencial SA	414,600	2,620
Santos Brasil Participacoes SA	59,500	882
Souza Cruz SA	373,200	4,578
Sul America SA	159,700	1,283
Tele Norte Leste Participacoes SA - ADR	109,089	1,184
Telefonica Brasil SA - ADR (Æ)	115,365	3,348
Tim Participacoes SA - ADR (Æ)(Ñ)	249,822	6,505
Tractebel Energia SA	50,801	814
Ultrapar Participacoes SA	181,192	3,229
Vale SA Class B - ADR (Ñ)	842,449	20,495

		194,982

Canada - 0.4%
First Quantum Minerals, Ltd. (Æ)	364,580	7,648

Cayman Islands - 4.1%
Agile Property Holdings, Ltd. (Ñ)	1,898,000	1,662
Anta Sports Products, Ltd. (Ñ)	1,503,000	1,346
ASM Pacific Technology, Ltd. (Ñ)	324,098	3,560
Baidu, Inc. - ADR (Æ)	89,152	12,497
Changyou.com, Ltd. - ADR (Æ)(Ñ)	15,683	413
China Forestry Holdings Co., Ltd. (Æ)(Ñ)	1,692,100	299
China Liansu Group Holdings, Ltd. (Ñ)	4,518,200	2,420
China Lumena New Materials Corp. (Ñ)	3,730,000	802
China Mengniu Dairy Co., Ltd.	294,000	936
China Rare Earth Holdings, Ltd. (Æ)(Ñ)	1,938,000	412
China Resources Cement Holdings, Ltd. (Ñ)	482,847	383
Daphne International Holdings, Ltd.	1,230,000	1,286
Eurasia Drilling Co., Ltd. - GDR	2,315	55
Evergrande Real Estate Group, Ltd. (Ñ)	8,091,000	3,425
Hengan International Group Co., Ltd. (Ñ)	566,500	4,905
International Mining Machinery Holdings, Ltd. (Ñ)	1,303,500	1,311
Ju Teng International Holdings, Ltd. (Ñ)	1,151,000	221
KWG Property Holding, Ltd. (Ñ)	1,130,400	482
Li Ning Co., Ltd. (Ñ)	1,186,270	1,133
Longfor Properties Co., Ltd. (Ñ)	1,648,052	2,067
Melco Crown Entertainment, Ltd. - ADR (Æ)	395,400	4,535
MIE Holdings Corp.	2,857,438	772
Mongolian Mining Corp. (Æ)(Ñ)	342,029	297
Netease.com - ADR (Æ)	48,055	2,276
New Oriental Education & Technology Group - ADR (Æ)	136,800	4,055
Pacific Textile Holdings, Ltd.	1,258,000	701
Parkson Retail Group, Ltd. (Ñ)	1,585,308	2,020
Real Gold Mining, Ltd. (Ñ)	633,000	486

Russell Emerging Markets Fund	123

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Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Shenzhou International Group Holdings, Ltd.	502,000	640
Sina Corp. (Æ)(Ñ)	25,200	2,049
Soho China, Ltd. (Ñ)	1,500,000	1,061
Tencent Holdings, Ltd. (Ñ)	317,700	7,277
Tingyi Cayman Islands Holding Corp. (Ñ)	550,000	1,554
Want Want China Holdings, Ltd. (Ñ)	1,983,238	1,826
Xingda International Holdings, Ltd. (Ñ)	5,023,000	2,840
Xinyi Glass Holdings, Ltd. (Ñ)	1,670,000	1,025

		73,029

Chile - 0.8%
Banco Santander Chile - ADR (Ñ)	39,620	3,236
Embotelladora Andina SA - ADR	35,449	988
Entel Chile SA	107,095	2,108
Sociedad Quimica y Minera de Chile SA - ADR	136,200	7,968

		14,300

China - 5.1%
Agricultural Bank of China, Ltd. Class H (Ñ)	8,170,000	3,599
Anhui Conch Cement Co., Ltd. Class H (Ñ)	907,887	3,300
Bank of China, Ltd. Class H	6,278,400	2,214
BBMG Corp. Class H (Ñ)	2,078,000	1,766
China Coal Energy Co., Ltd. Class H	1,513,000	1,853
China Construction Bank Corp. Class H (Ñ)	5,322,120	3,869
China Life Insurance Co., Ltd. Class H (Ñ)	508,000	1,313
China Merchants Bank Co., Ltd. Class H (Ñ)	1,872,774	3,693
China Oilfield Services, Ltd. Class H (Ñ)	398,000	662
China Petroleum & Chemical Corp. Class H	11,264,000	10,679
China Petroleum & Chemical Corp. - ADR	10,717	1,012
China Shenhua Energy Co., Ltd. Class H	2,566,197	11,748
China Telecom Corp., Ltd. Class H	11,450,000	7,126
China Telecom Corp., Ltd. - ADR (Ñ)	38,114	2,329
Chongqing Machinery & Electric Co., Ltd. Class H	4,367,537	817
Dongfeng Motor Group Co., Ltd. Class H (Ñ)	4,848,000	7,912
Industrial & Commercial Bank of China Class H (Ñ)	11,357,550	6,973
Jiangsu Expressway Co., Ltd. Class H	2,195,000	1,890
Jiangxi Copper Co., Ltd. Class H (Ñ)	791,000	1,858
PetroChina Co., Ltd. Class H (Ñ)	3,108,000	4,044
PetroChina Co., Ltd. - ADR (Ñ)	10,300	1,335
PICC Property & Casualty Co., Ltd. Class H (Ñ)	2,492,000	3,391
Shandong Weigao Group Medical Polymer Co., Ltd. Class H	2,268,000	2,338
Tsingtao Brewery Co., Ltd. Class H (Ñ)	268,000	1,359
Weiqiao Textile Co. Class H (Ñ)	540,500	295
Wumart Stores, Inc. Class H (Ñ)	727,000	1,469
Yantai Changyu Pioneer Wine Co., Ltd. Class B	33,331	375
Yanzhou Coal Mining Co., Ltd. Class H (Ñ)	276,000	684
Zhaojin Mining Industry Co., Ltd.	946,000	1,662

		91,565

	Principal Amount ($) or Shares	Market Value $
Colombia - 0.6%
BanColombia SA	151,500	2,355
BanColombia SA - ADR (Ñ)	45,564	2,842
Ecopetrol SA - ADR	119,861	5,099

		10,296

Cyprus - 0.1%
Global Ports Investments PLC - GDR (Þ)	32,776	525
Global Ports Investments PLC - GDR	14,665	234
Global Ports Investments PLC - GDR	1,765	28
Globaltrans Investment PLC - GDR	111,276	1,708

		2,495

Czech Republic - 0.1%
Komercni Banka AS	6,965	1,342

Egypt - 0.4%
Orascom Construction Industries	95,189	3,873
Orascom Construction Industries - GDR (Ñ)	50,500	2,071
Orascom Construction Industries - GDR	32,716	1,341

		7,285

Greece - 0.1%
Coca Cola Hellenic Bottling Co. SA (Æ)	93,694	1,844

Hong Kong - 3.6%
China Merchants Holdings International Co., Ltd. (Ñ)	1,814,000	5,603
China Mobile, Ltd.	1,427,232	13,601
China Mobile, Ltd. - ADR	285,522	13,579
China Overseas Land & Investment, Ltd. (Ñ)	1,302,667	2,359
China Resources Enterprise, Ltd.	1,540,480	5,602
China Unicom Hong Kong, Ltd. (Ñ)	714,000	1,438
China Unicom Hong Kong, Ltd. - ADR (Ñ)	314,857	6,332
CNOOC, Ltd.	1,338,000	2,529
CNOOC, Ltd. - ADR	55,679	10,502
Dah Chong Hong Holdings, Ltd. (Ñ)	1,043,000	1,267
Lenovo Group, Ltd.	1,430,000	962
Shenzhen Investment, Ltd. (Ñ)	5,478,000	1,147

		64,921

Hungary - 0.5%
Magyar Telekom Telecommunications PLC	277,741	641
MOL Hungarian Oil and Gas PLC	42,493	3,260
MOL Hungarian Oil and Gas PLC - ADR (Æ)	4,213	172
OTP Bank PLC (Ñ)	236,664	3,692
Richter Gedeon Nyrt	10,073	1,612

		9,377

India - 3.3%
Allahabad Bank	287,635	878
Ambuja Cements, Ltd.	1,531,673	4,873
Apollo Tyres, Ltd.	418,677	492
Axis Bank, Ltd.	171,375	4,021

124	Russell Emerging Markets Fund

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Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Bajaj Auto, Ltd.	110,519	3,913
Balrampur Chini Mills, Ltd. Class A	790,030	862
Bank of Baroda	89,218	1,405
Bank of India	331,600	2,251
Canara Bank	310,278	2,954
Dabur India, Ltd. Class A	882,479	1,828
Gitanjali Gems, Ltd.	134,478	955
HCL Technologies, Ltd.	103,734	937
HDFC Bank, Ltd. - ADR	84,000	2,659
Hindustan Unilever, Ltd.	276,505	2,129
ICICI Bank, Ltd. - ADR	69,100	2,568
Infosys, Ltd. - ADR (Ñ)	41,420	2,427
Infosys, Ltd.	29,923	1,762
Jindal Poly Films, Ltd.	67,394	318
Lupin, Ltd.	30,501	294
Mahindra & Mahindra, Ltd.	76,835	1,358
MRF, Ltd.	5,957	830
Petronet LNG, Ltd.	546,411	1,805
Punjab National Bank	112,550	2,244
Reliance Industries, Ltd. - GDR (Þ)	54,159	1,961
Reliance Industries, Ltd. - GDR (Þ)	23,400	841
Sesa Goa, Ltd.	94,462	398
State Bank of India	23,082	895
Steel Authority of India, Ltd.	432,523	988
Tata Motors, Ltd. - ADR (Ñ)	85,600	1,716
Tata Steel, Ltd.	177,200	1,744
TVS Motor Co., Ltd.	1,049,791	1,475
Ultratech Cement, Ltd.	77,798	1,838
Union Bank of India	402,000	1,857
United Spirits, Ltd.	58,683	1,052

		58,528

Indonesia - 3.7%
Alam Sutera Realty Tbk PT	32,813,500	1,578
Astra International Tbk PT	1,524,000	11,666
Bakrie Sumatera Plantations Tbk PT	14,276,000	464
Bank Bukopin Tbk PT	11,685,500	881
Bank Danamon Indonesia Tbk PT	1,959,930	1,083
Bank Negara Indonesia Persero Tbk PT	6,269,670	2,792
Bank Rakyat Indonesia Persero Tbk PT	19,478,558	14,551
Bisi International PT	1,615,000	182
Charoen Pokphand Indonesia Tbk PT	8,633,984	2,550
Gajah Tunggal Tbk PT	1,891,000	578
Harum Energy Tbk PT	4,762,500	4,124
Indika Energy Tbk PT	1,925,500	608
Indocement Tunggal Prakarsa Tbk PT	2,051,071	3,713
Indofood Sukses Makmur Tbk PT	2,140,000	1,252
Jasa Marga PT	3,967,500	1,707
Kalbe Farma Tbk PT	8,374,500	3,255
Mitra Adiperkasa Tbk PT	272,000	149
Perusahaan Gas Negara PT	6,841,000	2,243
PT Gudang Garam TBK (Æ)	169,500	1,108
Ramayana Lestari Sentosa Tbk PT	5,097,992	382
Semen Gresik Persero Tbk PT	1,394,725	1,484
Tambang Batubara Bukit Asam Tbk PT	936,500	1,910
Telekomunikasi Indonesia Tbk PT	5,275,098	4,380

	Principal Amount ($) or Shares	Market Value $
Timah Tbk PT	2,101,500	462
United Tractors Tbk PT	1,374,757	3,745

		66,847

Israel - 0.1%
Israel Chemicals, Ltd.	115,053	1,371

Jersey - 0.0%
West China Cement, Ltd. (Ñ)	2,989,885	548

Kazakhstan - 0.1%
KazMunaiGas Exploration Production - GDR	116,600	1,980

Luxembourg - 1.8%
Kernel Holding SA (Æ)	132,797	2,807
MHP SA - GDR (Æ)	92,800	1,002
Millicom International Cellular SA	44,700	4,908
SHS Genesis Smaller, Co.	217,636	22,186
Ternium SA - ADR	39,426	968

		31,871

Malaysia - 1.4%
Axiata Group BHD	3,340,500	5,294
CIMB Group Holdings BHD	853,102	2,093
DiGi.Com BHD - GDR	274,100	2,827
DRB-Hicom BHD	1,581,400	1,073
IGB Corp. BHD	1,171,512	755
KLCC Property Holdings BHD	469,000	473
Kuala Lumpur Kepong BHD	229,300	1,557
Kulim Malaysia BHD	512,300	592
Lafarge Malayan Cement BHD (Æ)	272,441	627
Lion Industries Corp. BHD	1,080,600	533
Malayan Banking BHD	1,409,503	3,822
Petronas Dagangan BHD	127,900	673
PPB Group BHD	253,100	1,404
RHB Capital BHD	600,166	1,499
UEM Land Holdings BHD (Æ)	1,913,700	1,363

		24,585

Mexico - 3.7%
Alfa SAB de CV Class A	125,100	1,458
America Movil SAB de CV	1,987,100	2,536
America Movil SAB de CV - ADR	811,355	20,625
Cemex SAB de CV - ADR (Æ)(Ñ)	344,040	1,503
Coca-Cola Femsa SAB de CV - ADR	42,000	3,761
Corp. Moctezuma SAB de CV (Ñ)	300,663	672
Desarrolladora Homex SAB de CV (Æ)(Ñ)	152,500	383
Empresas ICA SAB de CV - ADR (Æ)(Ñ)	135,800	724
Fomento Economico Mexicano SAB de CV	174,500	1,171
Fomento Economico Mexicano SAB de CV - ADR	144,810	9,710
Genomma Lab Internacional SAB de CV Class B (Æ)	393,700	820
Gruma SAB de CV Class B (Æ)	75,700	148
Grupo Aeroportuario del Sureste SAB de CV - ADR	34,505	1,988

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Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Grupo Financiero Banorte SAB de CV Class O (Ñ)	1,153,867	3,940
Grupo Financiero Inbursa SA Class O (Ñ)	1,179,954	2,522
Grupo Televisa SAB - ADR	141,700	3,022
Industrias Penoles SAB de CV	19,300	776
Megacable Holdings SAB de CV (Æ)(Ñ)	295,603	621
Promotora y Operadora de Infraestructura SAB de CV (Æ)	77,300	314
Urbi Desarrollos Urbanos SAB de CV (Æ)(Ñ)	1,563,700	1,986
Wal-Mart de Mexico SAB de CV (Ñ)	949,490	2,452
Wal-Mart de Mexico SAB de CV - ADR	232,200	5,968

		67,100

Netherlands - 0.0%
X5 Retail Group NV - GDR (Æ)	6,500	196

Nigeria - 0.2%
First City Monument Bank PLC	16,265,148	408
Guaranty Trust Bank PLC	8,732,178	801
Guaranty Trust Bank PLC - GDR	172,487	791
Nigerian Breweries PLC	1,880,674	1,081
United Bank for Africa PLC Class A (ö)	21,809,472	431

		3,512

Panama - 0.1%
Copa Holdings SA Class A	28,500	1,968

Peru - 0.2%
Cia de Minas Buenaventura SA - ADR	65,935	2,699

Philippines - 1.2%
Aboitiz Power Corp.	1,014,900	703
Alliance Global Group, Inc.	11,609,500	2,800
DMCI Holdings, Inc.	3,815,100	3,435
Megaworld Corp.	41,094,000	1,765
Metropolitan Bank & Trust - ADR	1,896,162	3,145
Philex Mining Corp.	4,497,600	2,531
Philippine Long Distance Telephone Co.	30,070	1,677
Philippine Long Distance Telephone Co. - ADR	21,340	1,185
Semirara Mining Corp. Class A	647,520	3,210
Universal Robina Corp.	271,600	298

		20,749

Poland - 1.7%
Bank Pekao SA	65,959	3,049
KGHM Polska Miedz SA	359,451	17,339
Polski Koncern Naftowy Orlen S.A. (Æ)	147,056	1,815
Polskie Gornictwo Naftowe i Gazownictwo SA	673,600	839
Powszechna Kasa Oszczednosci Bank Polski SA	74,565	839
Powszechny Zaklad Ubezpieczen SA	11,061	1,168
Synthos SA	499,255	660
Tauron Polska Energia SA	911,500	1,575

	Principal Amount ($) or Shares	Market Value $
Telekomunikacja Polska SA	484,162	2,569

		29,853

Russia - 7.2%
Aeroflot - Russian Airlines OJSC	358,191	667
Gazprom OAO - ADR	3,315,246	38,490
Gazprom OAO - ADR (Æ)	599,790	6,950
LSR Group - GDR	181,200	862
LSR Group - GDR	4,530	22
Lukoil OAO - ADR (Æ)	597,345	34,467
Lukoil OAO - ADR	55,986	3,240
Magnit OJSC - GDR	61,341	1,541
Magnit OJSC (Å)	30,428	3,278
MMC Norilsk Nickel OJSC - ADR	57,787	1,131
Mobile Telesystems OJSC - ADR	69,800	997
Nomos-Bank - GDR (Æ)(Þ)	39,852	498
Nomos-Bank - GDR (Æ)	20,771	258
NovaTek OAO - GDR	29,269	4,075
Novorossiysk Commercial Sea Port PJSC - GDR	127,338	1,034
Novorossiysk Commercial Sea Port PJSC - GDR (Þ)	23,647	192
Raspadskaya (Æ)	392,707	1,299
Rosneft Oil Co. - GDR	539,556	3,839
Rosneft Oil Co. - GDR	164,211	1,160
Sberbank of Russia	5,279,624	14,275
Sberbank of Russia - ADR	73,500	791
Surgutneftegas OJSC - ADR (Ñ)	525,805	4,548
Uralkali OJSC - GDR	108,100	4,652
VTB Bank OJSC - GDR	156,934	755
VTB Bank OJSC - GDR	46,400	220

		129,241

Singapore - 0.0%
SunVic Chemical Holdings, Ltd.	1,489,000	658

South Africa - 5.6%
ABSA Group, Ltd.	148,000	2,654
Anglo American Platinum, Ltd.	14,003	1,008
AngloGold Ashanti, Ltd.	96,251	4,350
ArcelorMittal South Africa, Ltd. Class H	145,179	1,225
Aspen Pharmacare Holdings, Ltd. (Æ)	158,553	1,896
Astral Foods, Ltd.	112,396	1,667
Bidvest Group, Ltd. (Æ)	256,881	5,078
Exxaro Resources, Ltd.	271,820	6,088
FirstRand, Ltd.	1,753,184	4,332
Grindrod, Ltd.	565,750	1,069
Impala Platinum Holdings, Ltd.	139,555	3,203
Imperial Holdings, Ltd.	130,737	1,923
JSE, Ltd.	32,801	290
Kumba Iron Ore, Ltd.	25,872	1,524
Lewis Group, Ltd.	108,800	1,025
Liberty Holdings, Ltd.	38,887	398
Life Healthcare Group Holdings, Ltd.	365,059	885
Massmart Holdings, Ltd.	40,177	800
Mondi, Ltd.	153,465	1,184
Mr Price Group, Ltd.	366,753	3,511

126	Russell Emerging Markets Fund

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Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

MTN Group, Ltd.	764,492	13,252
Pick n Pay Stores, Ltd.	210,245	1,051
Remgro, Ltd.	193,965	2,932
RMB Holdings, Ltd.	330,602	1,036
Sanlam, Ltd.	536,437	1,992
Sasol, Ltd. - ADR	190,168	8,590
Sasol, Ltd. - ADR	32,900	1,488
Shoprite Holdings, Ltd. - ADR	503,066	7,334
Spar Group, Ltd. (The) - ADR	73,494	894
Standard Bank Group, Ltd.	834,914	10,255
Telkom SA, Ltd.	71,722	276
Truworths International, Ltd.	118,519	1,192
Vodacom Group, Ltd. - ADR	372,536	4,197
Woolworths Holdings, Ltd.	275,152	1,394

		99,993

South Korea - 13.3%
Aekyung Petrochemical Co., Ltd.	8,238	216
Amorepacific Corp. (Ñ)	4,712	5,337
Amorepacific Group	2,899	635
Cheil Industries, Inc.	21,180	1,867
CJ CheilJedang Corp.	5,606	1,545
Daesang Corp.	55,560	696
Daum Communications Corp.	1,866	226
DGB Financial Group, Inc. (Æ)	135,060	1,679
Dong-A Pharmaceutical Co., Ltd. Class A	11,538	942
Dongbu Insurance Co., Ltd.	35,040	1,461
Dongkuk Steel Mill Co., Ltd. (Ñ)	22,530	522
Dongwon F&B Co., Ltd.	10,420	596
Golfzon Co., Ltd. (Æ)	23,814	1,075
Halla Climate Control Corp.	17,980	381
Hana Financial Group, Inc.	188,990	6,677
Hankook Tire Co., Ltd.	66,980	2,685
Harim & Co., Ltd. (Æ)	31,927	153
Hynix Semiconductor, Inc. Class QUICS	116,940	2,388
Hyosung Corp.	31,490	1,821
Hyundai Department Store Co., Ltd.	14,250	2,039
Hyundai Engineering & Construction Co., Ltd.	48,478	3,090
Hyundai Heavy Industries Co., Ltd.	6,348	1,707
Hyundai Marine & Fire Insurance Co., Ltd.	81,850	2,376
Hyundai Mobis	22,355	6,450
Hyundai Motor Co.	86,074	17,460
Hyundai Steel Co.	38,600	3,504
Iljin Materials Co., Ltd.	123,040	2,065
KB Financial Group, Inc.	134,462	5,256
KB Financial Group, Inc. - ADR	108,170	4,224
KCC Corp.	7,080	1,712
Kia Motors Corp.	199,555	12,897
KIWOOM Securities Co., Ltd.	48,140	2,556
Korea Electric Power Corp. (Æ)	250,263	5,644
KP Chemical Corp. (Ñ)	94,280	1,330
KT Corp.	144,100	4,820
KT Corp. - ADR	119,000	1,985
KT Skylife Co., Ltd. (Æ)	16,720	435
KT&G Corp.	115,753	7,264
LG Chem, Ltd.	11,701	3,770

	Principal Amount ($) or Shares	Market Value $
LG Display Co., Ltd.	294,370	5,951
LG Display Co., Ltd. - ADR (Ñ)	76,200	767
LG Electronics, Inc. Class H (Ñ)	34,310	2,288
LG Uplus Corp.	276,910	1,655
LIG Insurance Co., Ltd.	45,570	972
Lotte Chilsung Beverage Co., Ltd. (Ñ)	2,123	2,386
Lotte Confectionery Co., Ltd.	1,352	2,117
Lotte Shopping Co., Ltd.	4,912	1,763
MegaStudy Co., Ltd.	5,783	641
Meritz Fire & Marine Insurance Co., Ltd.	93,196	887
Neowiz Games Corp. (Æ)	8,436	501
NHN Corp. (Æ)	9,656	2,016
NongShim Co., Ltd.	4,320	850
Paradise Co., Ltd.	46,398	327
Poongsan Corp. (Ñ)	105,000	3,187
POSCO - ADR (Ñ)	10,900	937
Samsung Electronics Co., Ltd.	53,310	46,243
Samsung Electronics Co., Ltd. - GDR	33,105	11,685
Samsung Electronics Co., Ltd. - GDR	7,180	1,994
Samsung Electronics Co., Ltd. - GDR	300	129
Samsung Fire & Marine Insurance Co., Ltd.	52,824	11,182
Samsung Heavy Industries Co., Ltd.	44,450	1,367
Samsung Life Insurance Co., Ltd. (Å)	29,951	2,325
Samyang Corp. (Ñ)	3,589	263
Shinhan Financial Group Co., Ltd.	106,869	4,191
SK Holdings Co., Ltd.	10,989	1,462
SK Telecom Co., Ltd. - ADR	143,700	2,125
SK Telecom Co., Ltd.	27,290	3,618
SKC Co., Ltd. (Ñ)	94,446	3,623

		238,938

Taiwan - 6.2%
Advanced Semiconductor Engineering, Inc.	3,472,124	3,084
Advanced Semiconductor Engineering, Inc. - ADR (Ñ)	596,838	2,638
Altek Corp. (Æ)	2,935,657	2,702
Asia Polymer Corp.	1,607,250	2,170
AU Optronics Corp.	6,891,202	2,972
Catcher Technology Co., Ltd.	191,000	1,068
Cathay Financial Holding Co., Ltd.	1,504,500	1,794
Chinatrust Financial Holding Co., Ltd.	2,286,502	1,489
Chunghwa Telecom Co., Ltd.	414,000	1,385
Chunghwa Telecom Co., Ltd. - ADR (Ñ)	188,600	6,343
Delta Electronics, Inc.	557,970	1,303
Far Eastern Department Stores Co., Ltd.	741,980	1,136
Far Eastern International Bank	2,639,159	1,104
Formosa Chemicals & Fibre Corp.	363,820	1,045
Gigabyte Technology Co., Ltd.	1,261,000	1,022
HannStar Display Corp. (Æ)	4,767,000	272
Hon Hai Precision Industry Co., Ltd.	2,294,524	6,315
HTC Corp.	63,300	1,408
Largan Precision Co., Ltd.	127,000	2,819
LITE-ON IT Corp.	462,279	437
Lite-On Technology Corp.	1,799,669	1,701
Macronix International	3,605,634	1,368
MediaTek, Inc.	180,022	1,891
Merry Electronics Co., Ltd.	676,000	797

Russell Emerging Markets Fund	127

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Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Pegatron Corp.	3,044,000	3,295
Powertech Technology, Inc.	1,780,805	4,351
President Chain Store Corp.	109,000	603
Richtek Technology Corp.	97,706	486
Standard Foods Corp.	80,250	261
Star Comgistic Capital Co., Ltd.	977,200	754
Synnex Technology International Corp.	2,642,121	6,486
Taishin Financial Holding Co., Ltd.	4,252,970	1,781
Taiwan Prosperity Chemical Corp.	196,000	560
Taiwan Semiconductor Manufacturing Co., Ltd.	9,939,133	24,240
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	385,100	4,860
TSRC Corp.	815,000	2,121
Uni-President Enterprises Corp.	2,631,874	3,634
United Microelectronics Corp.	6,388,795	2,817
Vanguard International Semiconductor Corp.	1,588,000	566
Wistron Corp.	1,206,348	1,398
Yageo Corp.	3,955,000	1,192
Yulon Motor Co., Ltd.	1,946,000	4,102
YungShin Global Holding Corp.	103,000	157

		111,927

Thailand - 3.0%
Advanced Info Service PCL	529,600	2,238
Bangkok Bank PCL	850,700	4,195
Bangkok Dusit Medical Services PCL Class F	2,511,800	5,488
Bangkok Life Assurance PCL	466,000	646
Bank of Ayudhya PCL	3,150,390	2,061
Banpu PCL	81,250	1,668
Charoen Pokphand Foods PCL	592,400	577
CP ALL PCL	1,946,100	2,960
Delta Electronics Thai PCL	2,003,400	1,207
Hana Microelectronics PCL	463,700	248
Italian-Thai Development PCL	3,221,800	384
Jasmine International PCL	6,094,200	337
PTT Exploration & Production PCL	974,700	5,048
PTT PCL	514,800	5,045
Ratchaburi Electricity Generating Holding PCL	233,800	313
Siam Cement PCL	105,200	1,063
Siam Commercial Bank PCL	1,711,101	6,454
Sri Trang Agro-Industry PCL	2,532,100	1,529
Thai Beverage PCL	8,379,890	1,766
Thai Oil PCL	665,500	1,242
Thanachart Capital PCL	1,347,200	1,075
Tisco Financial Group PCL	1,956,200	2,113
Total Access Communication PCL	1,953,900	4,766
TPI Polene PCL	2,098,900	875
True Corp. PCL (Æ)	3,168,400	290

		53,588

Turkey - 2.7%
Akfen Holding AS (Æ)	79,139	418
Anadolu Efes Biracilik Ve Malt Sanayii AS	228,593	2,772

	Principal Amount ($) or Shares	Market Value $
Arcelik AS	1,297,300	4,968
Asya Katilim Bankasi AS (Æ)	562,337	596
Aygaz AS	289,026	1,557
Cimsa Cimento Sanayi VE Tica	260,361	1,124
Dogus Otomotiv Servis ve Ticaret AS (Æ)	166,330	359
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	1,608,930	1,965
Ford Otomotiv Sanayi AS	70,758	515
Haci Omer Sabanci Holding AS	123,823	422
Ihlas Gazetecilik AS (Æ)	288,921	286
Ipek Dogal Enerji Kaynaklari Ve Uretim AS (Æ)	792,982	1,492
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class D (Æ)	1,001,465	462
Koza Altin Isletmeleri AS	192,078	2,633
Koza Anadolu Metal Madencilik Isletmeleri AS (Æ)	408,938	940
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	535,035	504
Tofas Turk Otomobil Fabrikasi AS	182,100	702
Tupras Turkiye Petrol Rafinerileri AS	148,232	3,336
Turkcell Iletisim Hizmetleri AS - ADR (Æ)	101,800	1,254
Turkiye Garanti Bankasi AS	1,182,608	4,153
Turkiye Halk Bankasi AS	501,613	3,074
Turkiye Is Bankasi Class C	1,221,542	2,838
Turkiye Sinai Kalkinma Bankasi AS	681,250	763
Turkiye Sise ve Cam Fabrikalari AS (Ñ)	2,645,353	5,060
Turkiye Vakiflar Bankasi Tao Class D	1,954,680	3,321
Vestel Elektronik Sanayi ve Ticaret A.S. (Æ)	770,946	908
Yapi ve Kredi Bankasi AS (Æ)	840,958	1,571

		47,993

United Kingdom - 3.9%
Anglo American PLC	388,304	14,455
Anglo American PLC - ADR	67,100	1,231
Ferrexpo PLC	191,600	988
Genesis Indian Investment Co., Ltd.	369,558	25,832
Hikma Pharmaceuticals PLC	220,825	2,388
New World Resources PLC Class A (Ñ)	136,465	1,140
SABMiller PLC - ADR	356,912	13,126
Tullow Oil PLC	499,555	11,213

		70,373

United States - 1.0%
Avon Products, Inc.	330,000	6,032
Sohu.com, Inc. (Æ)(Ñ)	83,476	5,042
Winbond Electronics Corp. (Æ)	444,000	83
X5 Retail Group NV - GDR (Æ)	217,130	6,486

		17,643

Zimbabwe - 0.0%
Delta Corp., Ltd.	1,117,659	782

Total Common Stocks (cost $1,424,865)		1,584,371

128	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Preferred Stocks - 2.4%
Brazil - 1.4%
Alpargatas SA	107,600	714
Banco do Estado do Rio Grande do Sul	207,000	2,182
Brasil Telecom SA	344,926	2,375
Braskem SA	102,400	913
Centrais Eletricas Brasileiras SA (Æ)	259,800	3,582
Cia de Bebidas das Americas	267,200	8,926
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	48,000	861
Itau Unibanco Holding SA	25,459	485
Marcopolo SA (Æ)	151,800	672
Telefonica Brasil SA	110	3
Telemar Norte Leste SA	27,000	738
Vale SA Class Preference	182,700	4,342

		25,793

Chile - 0.1%
Embotelladora Andina SA	140,785	670
Embotelladora Andina SA Class A	13,200	51

		721

Colombia - 0.0%
BanColombia SA	7,200	113

Russia - 0.2%
AK Transneft OAO	2,136	2,746

South Korea - 0.7%
Hyundai Motor Co.	23,736	1,556
LG Electronics, Inc. (Ñ)	38,590	873
Samsung Electronics Co., Ltd. (Ñ)	18,404	10,520

		12,949

Total Preferred Stocks (cost $31,798)		42,322

Warrants & Rights - 0.3%
Germany - 0.2%
Commercial Bank of Qatar QSC (The )(Æ) 2017 Warrants	182,938	4,215

South Korea - 0.0%
Akyung (Æ) 2011 Rights	4,004	31

United Kingdom - 0.1%
Deutsche Bank AG (Æ) 2012 Warrants	27,507	656

Total Warrants & Rights (cost $4,428)		4,902

	Principal Amount ($) or Shares		Market Value $
Certificates of Participation - 0.5%
United Kingdom - 0.5%
Credit Suisse International Participation Notes Note due 03/14/12	773		11
HSBC Bank PLC Series 0005 Note due 09/23/13	7,040		2,834
Series 4 Note due 03/12/12	9,340		3,391
Jarir Marketing, Co. Note due 03/27/12	3,160		754
Note due 06/04/12	3,700		1,986

			8,976

United States - 0.0%
Citigroup Global Markets Holdings, Inc. Series 2 Note due 10/28/13	317		582

Total Certificates of Participation (cost $18,314)			9,558

Short-Term Investments - 6.4%
United States - 6.4%
Russell U.S. Cash Management Fund	115,480,039	(¥)	115,480

Total Short-Term Investments (cost $115,480)			115,480

Other Securities - 7.0%
Russell Investment Company Liquidating Trust (×)	1,770,956	(¥)	1,804
Russell U.S. Cash Collateral Fund (×)	123,002,075	(¥)	123,002

Total Other Securities (cost $124,773)			124,806

Total Investments - 105.0% (cost $1,719,658)			1,881,439

Other Assets and Liabilities, Net - (5.0%)			(90,324)

Net Assets - 100.0%			1,791,115

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund	129

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
FTSE JSE Top 40 Index Futures (UK)	290	ZAR	84,526	12/11	785
Hang Seng Index Futures (Hong Kong)	281	HKD	191,779	11/11	1,375
Kospi 200 Index Futures (South Korea)	160	KRW	20,104,000	12/11	1,849
Mexican Bolsa Index Futures (Mexico)	217	MXN	78,519	12/11	465
MSCI Taiwan Index Futures	580	USD	15,509	11/11	174
SGX CNX Nifty Index Futures (India)	1,050	USD	11,229	11/11	464
TurkDEX ISE-30 Index Futures (Turkey)	750	TRY	5,126	12/11	(6)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					5,106

See accompanying notes which are an integral part of the financial statements.

130	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Bank of America	USD	55	TRY	100	12/21/11	1
Bank of America	USD	498	ZAR	3,991	11/02/11	5
Barclays Bank PLC	USD	4,355	HKD	33,950	12/21/11	16
Barclays Bank PLC	USD	770	TRY	1,400	12/21/11	13
Barclays Bank PLC	USD	2,438	ZAR	18,413	12/21/11	(135)
Barclays Bank PLC	ZAR	166	USD	21	11/07/11	—
Brown Brothers Harriman & Co.	USD	3,858	BRL	7,013	11/03/11	227
Brown Brothers Harriman & Co.	USD	22	HUF	4,628	11/03/11	(1)
Brown Brothers Harriman & Co.	USD	11	MXN	139	11/01/11	—
Brown Brothers Harriman & Co.	USD	17	MXN	229	11/01/11	—
Brown Brothers Harriman & Co.	USD	373	MXN	5,000	12/21/11	—
Brown Brothers Harriman & Co.	USD	726	MXN	10,000	12/21/11	21
Brown Brothers Harriman & Co.	USD	1,177	MXN	15,350	12/21/11	(30)
Brown Brothers Harriman & Co.	USD	4	TRY	8	11/01/11	—
Brown Brothers Harriman & Co.	USD	23	ZAR	179	11/03/11	(1)
Brown Brothers Harriman & Co.	USD	30	ZAR	233	11/03/11	(1)
Brown Brothers Harriman & Co.	USD	617	ZAR	5,000	12/21/11	9
Brown Brothers Harriman & Co.	USD	634	ZAR	5,000	12/21/11	(9)
Brown Brothers Harriman & Co.	USD	2,438	ZAR	18,413	12/21/11	(134)
Brown Brothers Harriman & Co.	BRL	7,013	USD	4,153	11/03/11	69
Brown Brothers Harriman & Co.	MXN	9,300	USD	665	12/21/11	(30)
Brown Brothers Harriman & Co.	ZAR	331	USD	43	11/03/11	1
Brown Brothers Harriman & Co.	ZAR	6,700	USD	800	12/21/11	(38)
Citibank	USD	5,190	BRL	8,763	11/03/11	(86)
Citibank	USD	5,128	BRL	8,763	12/02/11	(61)
Citibank	USD	993	INR	50,000	12/21/11	25
Citibank	BRL	8,763	USD	5,164	11/03/11	60
Credit Suisse First Boston	USD	15	ZAR	117	11/01/11	—
Credit Suisse First Boston	USD	90	ZAR	714	11/07/11	—
Credit Suisse First Boston	ZAR	387	USD	49	11/01/11	—
Deutsche Bank AG	USD	2,262	INR	108,250	12/21/11	(58)
Deutsche Bank AG	USD	1,902	KRW	2,116,250	12/21/11	1
Deutsche Bank AG	USD	1,178	MXN	15,350	12/21/11	(31)
Deutsche Bank AG	USD	268	TRY	500	12/21/11	12
Deutsche Bank AG	USD	552	TRY	1,000	12/21/11	7
HSBC Bank PLC	USD	3,856	BRL	7,013	11/03/11	229
HSBC Bank PLC	USD	5,190	BRL	8,763	11/03/11	(86)
HSBC Bank PLC	USD	5,134	BRL	8,763	12/02/11	(67)
HSBC Bank PLC	USD	4,355	HKD	33,950	12/21/11	16
HSBC Bank PLC	USD	2,264	INR	108,250	12/21/11	(59)
HSBC Bank PLC	USD	1,910	KRW	2,116,250	12/21/11	(7)
HSBC Bank PLC	BRL	7,013	USD	4,153	11/03/11	69
HSBC Bank PLC	BRL	8,763	USD	5,170	11/03/11	66
JPMorgan Chase Bank	USD	5,190	BRL	8,763	11/03/11	(86)
JPMorgan Chase Bank	USD	5,131	BRL	8,763	12/02/11	(64)
JPMorgan Chase Bank	USD	4,355	HKD	33,950	12/21/11	16
JPMorgan Chase Bank	BRL	8,763	USD	5,167	11/03/11	63
Mellon Bank	MXN	1,686	USD	129	11/01/11	3
Mellon Bank	PLN	41	USD	13	11/03/11	1
Mellon Bank	TRY	53	USD	30	11/01/11	—
Mellon Bank	ZAR	615	USD	77	11/01/11	(1)
Mellon Bank	ZAR	466	USD	58	11/02/11	—
Mellon Bank	ZAR	442	USD	57	11/04/11	1
Royal Bank of Canada	USD	4,355	HKD	33,950	12/21/11	16
Royal Bank of Scotland PLC	USD	3,853	BRL	7,013	11/03/11	232
Royal Bank of Scotland PLC	USD	1,680	KRW	2,000,000	12/21/11	118
Royal Bank of Scotland PLC	USD	319	TRY	580	12/21/11	5
Royal Bank of Scotland PLC	BRL	7,013	USD	4,153	11/03/11	68
State Street Bank & Trust Co.	USD	21	BRL	35	11/01/11	(1)
State Street Bank & Trust Co.	USD	21	BRL	36	11/01/11	(1)
State Street Bank & Trust Co.	USD	1,079	BRL	2,000	11/03/11	86
State Street Bank & Trust Co.	USD	1,122	BRL	2,000	11/03/11	43
State Street Bank & Trust Co.	USD	1,699	BRL	3,000	11/03/11	49
State Street Bank & Trust Co.	USD	5,190	BRL	8,763	11/03/11	(86)
State Street Bank & Trust Co.	USD	5,130	BRL	8,763	12/02/11	(63)
State Street Bank & Trust Co.	USD	4,355	HKD	33,950	12/21/11	16

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund	131

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

State Street Bank & Trust Co.	USD	5	IDR	46,117	11/01/11	—
State Street Bank & Trust Co.	USD	18	IDR	158,650	11/01/11	—
State Street Bank & Trust Co.	USD	39	IDR	341,492	11/01/11	—
State Street Bank & Trust Co.	USD	9	IDR	81,090	11/02/11	—
State Street Bank & Trust Co.	USD	22	IDR	194,310	11/02/11	—
State Street Bank & Trust Co.	USD	520	INR	25,000	12/21/11	(11)
State Street Bank & Trust Co.	USD	2,268	INR	108,250	12/21/11	(64)
State Street Bank & Trust Co.	USD	4	KRW	4,657	11/01/11	—
State Street Bank & Trust Co.	USD	48	KRW	53,372	11/01/11	—
State Street Bank & Trust Co.	USD	281	KRW	310,373	11/01/11	(1)
State Street Bank & Trust Co.	USD	543	KRW	600,000	12/21/11	(4)
State Street Bank & Trust Co.	USD	881	KRW	1,000,000	12/21/11	18
State Street Bank & Trust Co.	USD	1,954	KRW	2,116,250	12/21/11	(51)
State Street Bank & Trust Co.	USD	1,175	MXN	15,350	12/21/11	(29)
State Street Bank & Trust Co.	USD	10	THB	313	11/01/11	—
State Street Bank & Trust Co.	USD	269	TRY	500	12/21/11	10
State Street Bank & Trust Co.	USD	108	ZAR	857	11/01/11	—
State Street Bank & Trust Co.	USD	24	ZAR	186	11/04/11	—
State Street Bank & Trust Co.	USD	2,439	ZAR	18,413	12/21/11	(135)
State Street Bank & Trust Co.	BRL	75	USD	44	11/01/11	1
State Street Bank & Trust Co.	BRL	81	USD	48	11/01/11	1
State Street Bank & Trust Co.	BRL	179	USD	107	11/01/11	2
State Street Bank & Trust Co.	BRL	165	USD	97	11/03/11	1
State Street Bank & Trust Co.	BRL	1,956	USD	1,147	11/03/11	8
State Street Bank & Trust Co.	BRL	2,000	USD	1,184	11/03/11	20
State Street Bank & Trust Co.	BRL	2,000	USD	1,184	11/03/11	20
State Street Bank & Trust Co.	BRL	3,000	USD	1,777	11/03/11	29
State Street Bank & Trust Co.	BRL	8,763	USD	5,167	11/03/11	63
State Street Bank & Trust Co.	HKD	45,000	USD	5,775	12/21/11	(19)
State Street Bank & Trust Co.	IDR	100,978	USD	11	11/01/11	—
State Street Bank & Trust Co.	IDR	141,976	USD	16	11/01/11	—
State Street Bank & Trust Co.	IDR	204,976	USD	23	11/01/11	—
State Street Bank & Trust Co.	MXN	134	USD	10	11/01/11	—
State Street Bank & Trust Co.	THB	481	USD	16	11/01/11	—
State Street Bank & Trust Co.	ZAR	164	USD	21	11/01/11	—
State Street Bank & Trust Co.	ZAR	273	USD	35	11/02/11	1
State Street Bank & Trust Co.	ZAR	647	USD	81	11/02/11	—
State Street Bank & Trust Co.	ZAR	441	USD	56	11/04/11	1
UBS AG	USD	3,854	BRL	7,013	11/03/11	231
UBS AG	USD	2,262	INR	108,250	12/21/11	(58)
UBS AG	USD	1,904	KRW	2,116,250	12/21/11	(1)
UBS AG	USD	1,177	MXN	15,350	12/21/11	(30)
UBS AG	USD	935	TRY	1,700	12/21/11	15
UBS AG	USD	2,438	ZAR	18,413	12/21/11	(134)
UBS AG	BRL	7,013	USD	4,153	11/03/11	69
UBS AG	CZK	161	USD	9	11/01/11	—
UBS AG	CZK	58	USD	3	11/02/11	—
UBS AG	CZK	345	USD	19	11/03/11	—
UBS AG	PLN	17	USD	6	11/02/11	—
UBS AG	TRY	80	USD	46	11/01/11	1
UBS AG	TRY	226	USD	128	11/02/11	—
UBS AG	TRY	610	USD	327	12/21/11	(14)
UBS AG	ZAR	413	USD	54	11/03/11	2
UBS AG	ZAR	4,386	USD	555	11/07/11	2
Westpac Banking Corp.	USD	3,856	HKD	30,000	12/21/11	7
Westpac Banking Corp.	USD	4,355	HKD	33,950	12/21/11	16

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						395

See accompanying notes which are an integral part of the financial statements.

132	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Index Swap Contracts
Fund Receives Underlying Security	Counterparty	Notional Amount $		Terms	Termination Date	Market Value $

Bovespa Index Future	Goldman Sachs	BRL	31,393	Total Return of Underlying	12/14/2011	$2,308
				Security at Termination
Bovespa Index Future	Goldman Sachs	BRL	2,778	Total Return of Underlying	12/14/2011	97

Total Market Value of Open Index Swap Contracts Premiums Paid (Received) - $— (å)						2,405

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund	133

Russell Investment Company

Russell Emerging Markets Fund

Presentation of Portfolio Holdings — October 31, 2011

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Austria	$—	$1,243	$—	$1,243	0.1
Bermuda	10,289	10,812	—	21,101	1.2
Brazil	194,982	—	—	194,982	10.9
Canada	7,648	—	—	7,648	0.4
Cayman Islands	25,880	46,364	785	73,029	4.1
Chile	12,192	2,108	—	14,300	0.8
China	4,676	86,889	—	91,565	5.1
Colombia	10,296	—	—	10,296	0.6
Cyprus	1,736	234	525	2,495	0.1
Czech Republic	—	1,342	—	1,342	0.1
Egypt	1,341	5,944	—	7,285	0.4
Greece	—	1,844	—	1,844	0.1
Hong Kong	30,413	34,508	—	64,921	3.6
Hungary	172	9,205	—	9,377	0.5
India	11,331	47,197	—	58,528	3.3
Indonesia	—	66,847	—	66,847	3.7
Israel	—	1,371	—	1,371	0.1
Jersey	—	548	—	548	—	*
Kazakhstan	1,980	—	—	1,980	0.1
Luxembourg	24,156	7,715	—	31,871	1.8
Malaysia	—	24,585	—	24,585	1.4
Mexico	67,100	—	—	67,100	3.7
Netherlands	196	—	—	196	—	*
Nigeria	2,721	791	—	3,512	0.2
Panama	1,968	—	—	1,968	0.1
Peru	2,699	—	—	2,699	0.2
Philippines	1,185	19,564	—	20,749	1.2
Poland	—	29,853	—	29,853	1.7
Russia	104,994	23,749	498	129,241	7.2
Singapore	—	658	—	658	—	*
South Africa	1,488	98,505	—	99,993	5.6
South Korea	21,723	216,952	263	238,938	13.3
Taiwan	13,841	98,086	—	111,927	6.2
Thailand	1,207	52,381	—	53,588	3.0
Turkey	1,254	46,739	—	47,993	2.7
United Kingdom	1,231	43,310	25,832	70,373	3.9
United States	11,074	6,569	—	17,643	1.0
Zimbabwe	782	—	—	782	—	*
Preferred Stocks	28,652	13,670	—	42,322	2.4
Warrants & Rights	—	4,902	—	4,902	0.3
Certificates of Participation	—	9,547	11	9,558	0.5
Short-Term Investments	—	115,480	—	115,480	6.4
Other Securities	—	124,806	—	124,806	7.0

Total Investments	599,207	1,254,318	27,914	1,881,439	105.0

Other Assets and Liabilities, Net					(5.0)

					100.0

Other Financial Instruments
Futures Contracts	5,106	—	—	5,106	0.3
Foreign Currency Exchange Contracts	70	325	—	395	—	*
Index Swap Contracts	—	2,405	—	2,405	0.1

Total Other Financial Instruments**	$5,176	$2,730	$—	$7,906

*	Less than .05% of net assets.

**	Other financial instruments reflected, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant quarter to quarter transfers in and out of levels 1, 2 and 3 during the period ending October 31, 2011.

See accompanying notes which are an integral part of the financial statements.

134	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Presentation of Portfolio Holdings, continued — October 31, 2011

Amounts in thousands

A reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining a value for the period ending October 31, 2011 were as follows:

Category and Subcategory	Beginning Balance 11/1/2010	Gross Purchases	Gross Sales	Realized Gain/(Loss)	Net Transfers into Level 3	Net Transfers out of Level 3	Net change in Unrealized Appreciation/ (Depreciation)	Ending Balance at 10/31/2011

Common Stock
Cayman Islands	$—	$—	$—	$—	$785	$—	$—	$785
Cyprus	—	492	—	—	—	—	33	525
India	64	—	29	(139)	—	—	104	—
Russia	—	697	—	—	—	—	(199)	498
South Korea	—	388	—	—	—	—	(125)	263
United Kingdom	—	—	—	—	25,832	—	—	25,832
Short-Term Investments	—	—	—	—	11	—	—	11

Total Common Stock	64	1,577	29	(139)	26,628	—	(187)	27,914

Fair Value of Derivative Instruments — October 31, 2011

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$2,082
Daily variation margin on futures contracts*	5,112	—
Index swap contracts, at market value	2,405	—

Total	$7,517	$2,082

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$1,687
Daily variation margin on futures contracts*	6	—

Total	$6	$1,687

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$(10,647)	$—
Index swap contracts	(8,478)	—
Foreign currency-related transactions	—	1,334

Total	$(19,125)	$1,334

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$5,098	$—
Index swap contracts	2,443	—
Foreign currency-related transactions	—	(995)

Total	$7,541	$(995)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund	135

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

Russell Tax-Managed U.S. Large Cap Fund - Class A ‡
Total Return
1 Year	1.53%
5 Years	(1.19)%
10 Years	2.12%§

Russell Tax-Managed U.S. Large Cap Fund - Class C
Total Return
1 Year	7.03%
5 Years	(0.74)%
10 Years	1.95%§

Russell Tax-Managed U.S. Large Cap Fund - Class E
	Total Return
1 Year	7.82%
5 Years	0.01	%§
10 Years	2.73	%§

Russell Tax-Managed U.S. Large Cap Fund - Class S
	Total Return
1 Year	8.04%
5 Years	0.26	%§
10 Years	2.99	%§

S&P 500® Index **
	Total Return
1 Year	8.09%
5 Years	0.25	%§
10 Years	3.69	%§

136	Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

The Russell Tax-Managed U.S. Large Cap Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has five money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth on an after-tax basis.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2011?

For the fiscal year ended October 31, 2011, the Russell Tax-Managed U.S. Large Cap Fund’s Class A, Class C, Class E and Class S Shares gained 7.73%, 7.03%, 7.82% and 8.04%, respectively. This is compared to the Fund’s benchmark, the S&P 500® Index, which gained 8.09% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2011, the Lipper® Large-Cap Core Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 5.62%. The Lipper® Large-Cap Growth Funds Average, another group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 6.60%. These results serve as a peer comparison and are expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The fiscal year ended October 31, 2011 was marked by different factor environments and reversions in payoffs. The last few months of 2010 and early 2011 were characterized by the market’s increased appetite for pro-cyclical and pro-economic growth securities, specifically those within the energy sector. As fears of an oil supply disruption within the Middle East drove oil prices higher, crude oil producers and other stocks that stood to benefit from an oil price increase began to rally. In sharp contrast, the second and third quarters of 2011 were highly defensive and marked by a penalization of most measures of risk including high beta and high earnings variability. After one of the worst quarters of performance in the past 20 years, the market reversed again and rewarded higher risk securities during October 2011. Despite some of the better performance during late 2010, early 2011 and October 2011, the strongly defensive second and third quarters of 2011 had a large impact on the Fund’s performance over the entire period. Stocks with high betas were generally out of favor during the fiscal year, as were stocks with low price-to-book values and debt-laden balance sheets. As investors grew concerned about an increase in the probability of a double dip recession in the United States and to the possibility of a sovereign debt default in Europe, higher quality and less economically sensitive stocks were rewarded. Stocks with strong return-on-assets and strong return-on-equity fared best during the fiscal year. Stocks with strong dividend yields and larger cap stocks also did well as investors became increasingly concerned with owning more stable securities that would be better able to weather uncertain and difficult economic conditions.

The Fund outperformed the S&P 500 Index in seven of the twelve months over the fiscal year. It performed best during late 2010 and October 2011. The Fund struggled during the highly defensive market environment and highly correlated selloff during the third quarter of 2011. Historically high stock correlations within U.S. large cap equities provided a very difficult environment for active stock selection, especially during the third quarter of 2011. The inability of the market to delineate between companies was troublesome to many of the money managers’ investment processes and was a common theme in money manager discussions. As the market began seriously pricing in the risk of a debt default scenario in the third quarter of 2011, the Russell 1000® Index experienced one of its worst quarters of performance in almost 20 years. Not surprisingly, more defensive securities were better able to hold value during this period. The Fund was underweight these more defensively oriented securities due to their limited growth prospects and/or unattractive valuations.

Similar to fiscal year 2010, growth stocks outperformed value stocks during fiscal year 2011. By far the worst-performing sector within the S&P 500® Index was financial services, which underperformed the next-worst sector, materials and processing, by more than 650 basis points during the period. Fears of a sovereign debt default and a double dip recession within the U.S. had an asymmetrical impact on the sector, as many of its constituents had exposure to both. The best-performing sector in the S&P 500® Index was energy, driven by strong performance during the first quarter of 2011 and October 2011 alongside rising oil prices. Despite the Fund’s moderate overweight to financial services during the year, the sector’s overall impact to performance was positive due to stock selection effects. The overall impact from the energy sector was also positive, due both to a general overweight and to positive stock selection effects.

During the course of the fiscal year, the Fund was positioned for a moderate economic recovery. The Fund performed best during late 2010, early 2011, and October 2011, when investors rewarded companies with high forecast growth and companies who stood to benefit from further economic growth. During the

Russell Tax-Managed U.S. Large Cap Fund	137

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

third quarter of 2011, the Fund struggled amid a highly correlated selloff and a factor environment in which most measures of risk and cyclicality were penalized.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

Notwithstanding the more defensively-oriented factor payoff for the fiscal year, the Fund was able to perform well due primarily to positive stock selection by the managers and a market bias toward higher quality companies. Stock selection was the largest driver of the Fund’s benchmark-relative returns and was most beneficial in the financial services sector, due primarily to positions within the financial data and systems industry. Stock selection was also beneficial in the energy and health care sectors. The Fund also benefited from being underweight stocks with low price to book ratios and high amounts of leverage, as those stocks were penalized during the period. The Fund’s overweight to stocks with high forecast growth was beneficial. The Fund was also able to generate positive returns from its overweight to stocks with strong historical earnings growth, as many of those stocks were in favor amid a more uncertain market environment. The Fund was well positioned with overweights to the consumer discretionary, health care and energy sectors.

The Fund’s underweight to the largest cap stocks within the S&P 500 Index detracted from returns as investors rewarded larger and more stable securities during the period. An underweight to stocks with high dividend yields also provided a headwind to performance as investors sought more secure returns amid macroeconomic uncertainty.

Three of the four money managers that were in the Fund for the entire fiscal year outperformed their respective benchmarks. The Fund’s value focused manager, Palisades Investment Partners, LLC (“Palisades”), lagged the Fund’s benchmark. Its holdings in the financial services sector and cyclical exposures in its portfolio had a sizable influence on Fund performance.

Armstrong Shaw Associates Inc. (“Armstrong Shaw”) outperformed the Russell 1000® Value Index for the fiscal year. Some factor positions weren’t beneficial for Armstrong Shaw during the period, including an overweight to stocks with high betas and an underweight to stocks with high dividend yields. However, Armstrong Shaw benefited from some higher quality exposures, including an overweight to stocks with strong return-on-equity and high historical growth. Armstrong Shaw’s overweight to energy and underweight to financial services both contributed to its positive performance.

J.P. Morgan Investment Management Inc. (“JP Morgan”) outperformed the S&P 500® Index for the fiscal year. The nature of JP Morgan’s investment process prevents it from taking large bets against the benchmark. JP Morgan did however benefit from a slight tilt toward stocks with high forecast growth and from an overweight to stocks whose earnings had been revised upward. A small underweight to the financial services sector was also beneficial during the fiscal year. A modest underweight to the largest cap stocks within the S&P 500 Index provided a headwind to performance during the fiscal year.

Palisades underperformed the Russell 1000® Value Index for the fiscal year. The factor environment during the period was particularly troublesome for Palisades’ investment process, which attempted to identify opportunities in many of the financial services and more cyclical stocks that were largely shunned by investors in the flight to safety environment of the third quarter. An overweight to stocks with high betas detracted from performance during the fiscal year. Palisades’ sector allocation was also a significant headwind during the period, due to an underweight to the energy sector and overweights to the financial services and materials and processing sectors.

Sands Capital Management, LLC (“Sands”) outperformed the Russell 1000® Growth Index for the fiscal year. Stock selection was the largest driver of excess return for Sands and was strongest within the health care and energy sectors. Sands benefited from underweights to stocks with low price-to-book and price-to-earnings ratios during the period. Sands was also well positioned with an overweight to stocks with high forecast and historical growth. An overweight to stocks with little debt also helped performance as investors sought debt-free stocks during the period. Sands’ overweight to the energy sector and underweight to the producer durables sector both helped performance during the fiscal year. The modest headwinds to Sands’ performance, including an underweight to the largest cap stocks within the Russell 1000 Growth Index and an underweight to stocks with high dividend yields, were insignificant compared to the positive effects from stock selection.

Sustainable Growth Advisers, LP (“SGA”) was added to the Fund in March 2011 and was therefore not in the Fund for the entire fiscal year. However, during the period it was in the Fund, it meaningfully outperformed the Russell 1000® Growth Index. SGA benefited from a higher quality orientation during the more defensive second and third quarters of 2011. SGA’s underweight to the producer durables sector and overweight to the consumer discretionary sector both contributed to its excess return. Stock selection effects were also positive for SGA during the period and were best within the materials and processing and financial services sectors.

Turner Investment Partners was terminated in March 2011 and outperformed the Russell 1000 Growth Index for the portion of the fiscal year in which it was a money manager for the Fund. Nearly all of its outperformance was attributable to positive stock selection effects. Stock selection was strongest within the technology and consumer discretionary sectors.

Describe any changes to the Fund’s structure or the money manager line-up.

In March 2011, RIMCo terminated Turner Investment Partners and replaced it with Sustainable Growth Advisors, LP.

138	Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

Money Managers as of October 31, 2011	Styles
Armstrong Shaw Associates Inc.	Value
J.P. Morgan Investment Management Inc.	Market-Oriented
Palisades Investment Partners, LLC	Value
Sands Capital Management, LLC	Growth
Sustainable Growth Advisers, LP	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2001.

**

The Standard & Poor’s 500® Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

‡	The Fund first issued Class A Shares on June 1, 2010. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Tax-Managed U.S. Large Cap Fund	139

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Shareholder Expense Example — October 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2011 to October 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$916.80	$1,018.95
Expenses Paid During Period*	$5.99	$6.31

*	Expenses are equal to the Fund’s annualized expense ratio of 1.24% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$913.40	$1,015.27
Expenses Paid During Period*	$9.50	$10.01

*	Expenses are equal to the Fund’s annualized expense ratio of 1.97% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$916.90	$1,019.06
Expenses Paid During Period*	$5.89	$6.21

*	Expenses are equal to the Fund’s annualized expense ratio of 1.22% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

140	Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Shareholder Expense Example, continued — October 31, 2011 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$918.10	$1,020.32
Expenses Paid During Period*	$4.69	$4.94

*	Expenses are equal to the Fund’s annualized expense ratio of 0.97% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Tax-Managed U.S. Large Cap Fund	141

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Russell Tax-Managed U.S. Large Cap Fund

Schedule of Investments — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 94.4%
Consumer Discretionary - 18.2%
Amazon.com, Inc. (Æ)	42,150	8,999
Apollo Group, Inc. Class A (Æ)	2,500	118
AutoZone, Inc. (Æ)	2,400	777
Avis Budget Group, Inc. (Æ)(Ñ)	83,300	1,174
Bed Bath & Beyond, Inc. (Æ)	1,000	62
Carnival Corp.	18,000	634
CBS Corp. Class B	50,200	1,296
Chico’s FAS, Inc. (Ñ)	83,300	1,030
Coach, Inc.	31,000	2,017
Comcast Corp. Class A (Æ)	275,626	6,403
Darden Restaurants, Inc. (Ñ)	5,700	273
DIRECTV, Inc. Class A (Æ)	9,100	414
eBay, Inc. (Æ)	107,840	3,432
Family Dollar Stores, Inc.	4,000	234
Ford Motor Co. (Æ)	113,654	1,327
GameStop Corp. Class A (Æ)(Ñ)	9,000	230
General Motors Co. (Æ)(Ñ)	23,400	605
Harley-Davidson, Inc.	33,700	1,311
Home Depot, Inc. (Ñ)	18,200	652
International Game Technology	13,000	229
Johnson Controls, Inc.	24,600	810
Kohl’s Corp. (Ñ)	49,874	2,644
Las Vegas Sands Corp. (Æ)	57,500	2,700
Lear Corp.	13,300	624
Lennar Corp. Class A (Ñ)	14,100	233
Limited Brands, Inc.	4,100	175
Lowe’s Cos., Inc.	114,627	2,409
Macy’s, Inc.	39,000	1,191
Marriott International, Inc. Class A	3,500	110
Mattel, Inc.	10,400	294
McDonald’s Corp.	5,700	529
Netflix, Inc. (Æ)(Ñ)	11,100	911
News Corp. Class A	71,800	1,258
Nike, Inc. Class B	37,500	3,613
Nu Skin Enterprises, Inc. Class A (Ñ)	8,800	445
NVR, Inc. (Æ)(Ñ)	200	128
Omnicom Group, Inc.	28,700	1,277
priceline.com, Inc. (Æ)	5,300	2,691
Signet Jewelers, Ltd. (Ñ)	6,500	280
Sirius XM Radio, Inc. (Æ)(Ñ)	613,200	1,098
Staples, Inc.	38,750	580
Starbucks Corp.	108,600	4,598
Starwood Hotels & Resorts Worldwide, Inc. (Ñ)(ö)	32,410	1,624
Target Corp.	4,400	241
TE Connectivity, Ltd.	9,100	323
Time Warner, Inc.	39,300	1,375
TJX Cos., Inc.	10,500	619
ValueClick, Inc. (Æ)(Ñ)	53,200	936
VF Corp.	4,200	580
Viacom, Inc. Class A	25,400	1,114
VistaPrint NV (Æ)(Ñ)	31,010	1,083
WABCO Holdings, Inc. (Æ)	19,994	1,004
Wal-Mart Stores, Inc.	18,300	1,038
Walt Disney Co. (The)	31,100	1,085

	Principal Amount ($) or Shares	Market Value $
Wyndham Worldwide Corp. (Ñ)	138,768	4,672
Yum! Brands, Inc.	57,250	3,067

		78,576

Consumer Staples - 5.5%
Campbell Soup Co. (Ñ)	6,900	229
Cia de Bebidas das Americas - ADR (Ñ)	65,450	2,207
Coca-Cola Co. (The)	69,700	4,762
Colgate-Palmolive Co.	37,190	3,361
CVS Caremark Corp.	100,820	3,660
Dr Pepper Snapple Group, Inc.	7,900	296
General Mills, Inc.	25,400	978
Kraft Foods, Inc. Class A	32,800	1,154
Kroger Co. (The)	17,200	399
PepsiCo, Inc.	30,700	1,932
Philip Morris International, Inc.	23,700	1,656
Procter & Gamble Co. (The)	45,800	2,931
Sysco Corp. (Ñ)	4,900	136
Walgreen Co.	4,500	149

		23,850

Energy - 12.2%
Anadarko Petroleum Corp.	8,080	634
Apache Corp.	30,415	3,030
Baker Hughes, Inc.	20,700	1,200
Cameron International Corp. (Æ)	41,391	2,034
Chevron Corp.	73,235	7,693
ConocoPhillips	21,200	1,477
Devon Energy Corp.	49,819	3,236
El Paso Corp.	170,741	4,270
EOG Resources, Inc.	4,500	402
Exxon Mobil Corp.	54,946	4,291
FMC Technologies, Inc. (Æ)	53,600	2,402
Halliburton Co.	82,803	3,094
Marathon Petroleum Corp.	4,000	144
National Oilwell Varco, Inc.	78,990	5,634
Occidental Petroleum Corp.	19,300	1,794
Rowan Cos., Inc. (Æ)	13,500	466
Schlumberger, Ltd.	97,180	7,140
Southwestern Energy Co. (Æ)	51,300	2,157
Tesoro Corp. (Æ)(Ñ)	22,000	571
Valero Energy Corp.	9,000	221
Williams Cos., Inc. (The)	27,000	813

		52,703

Financial Services - 13.7%
ACE, Ltd.	43,848	3,164
Aflac, Inc.	8,600	388
Alexandria Real Estate Equities, Inc. (Ñ)(ö)	2,100	139
American Express Co.	22,500	1,139
AvalonBay Communities, Inc. (Ñ)(ö)	1,500	200
Bank of America Corp.	132,800	907
Berkshire Hathaway, Inc. Class B (Æ)	9,800	763
Camden Property Trust (ö)	2,800	170
Capital One Financial Corp. (Ñ)	65,700	3,000
Charles Schwab Corp. (The) (Ñ)	138,400	1,700
CIT Group, Inc. (Æ)	5,700	199

142	Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Citigroup, Inc.	45,500	1,437
CME Group, Inc. Class A	1,500	413
Comerica, Inc.	20,800	531
Discover Financial Services	100,200	2,361
Duke Realty Corp. (ö)	11,500	141
DuPont Fabros Technology, Inc. (Ñ)(ö)	3,000	62
Endurance Specialty Holdings, Ltd.	1,800	67
Everest Re Group, Ltd.	2,300	207
Fifth Third Bancorp	15,000	180
Goldman Sachs Group, Inc. (The)	29,317	3,212
HCP, Inc. (ö)	13,000	518
Huntington Bancshares, Inc.	10,000	52
IntercontinentalExchange, Inc. (Æ)	22,200	2,883
Invesco, Ltd. (Ñ)	13,700	275
JPMorgan Chase & Co.	106,288	3,695
Mastercard, Inc. Class A	11,691	4,060
MetLife, Inc.	118,633	4,171
Morgan Stanley (Ñ)	24,400	430
PNC Financial Services Group, Inc.	1,200	64
Popular, Inc. (Æ)	21,100	39
Prudential Financial, Inc.	14,700	797
Simon Property Group, Inc. (ö)	6,168	792
SLM Corp.	137,700	1,882
State Street Corp.	80,030	3,232
SVB Financial Group (Æ)(Ñ)	2,600	119
Unum Group	3,800	91
US Bancorp	23,200	594
Visa, Inc. Class A	85,705	7,993
Wells Fargo & Co.	207,706	5,382
Zions Bancorporation	117,200	2,035

		59,484

Health Care - 13.7%
Abbott Laboratories	96,506	5,199
Aetna, Inc.	4,000	159
Alexion Pharmaceuticals, Inc. (Æ)	51,500	3,477
Allergan, Inc.	29,900	2,515
Amgen, Inc.	28,618	1,639
Baxter International, Inc.	5,500	302
Becton Dickinson and Co.	6,900	540
Biogen Idec, Inc. (Æ)	13,300	1,548
Cardinal Health, Inc. (Ñ)	2,500	111
Celgene Corp. (Æ)	19,500	1,264
Cerner Corp. (Æ)	30,440	1,931
Cigna Corp.	28,000	1,242
Coventry Health Care, Inc. (Æ)(Ñ)	29,500	938
Covidien PLC	108,079	5,084
Dendreon Corp. (Æ)(Ñ)	4,500	49
Dentsply International, Inc. (Ñ)	28,890	1,068
Express Scripts, Inc. Class A (Æ)	46,811	2,141
Health Management Associates, Inc. Class A (Æ)(Ñ)	122,100	1,070
Humana, Inc.	6,800	577
Illumina, Inc. (Æ)(Ñ)	66,400	2,033
Intuitive Surgical, Inc. (Æ)(Ñ)	11,560	5,015
Johnson & Johnson	8,584	553
LifePoint Hospitals, Inc. (Æ)	7,100	275

	Principal Amount ($) or Shares	Market Value $
McKesson Corp.	13,700	1,117
Medco Health Solutions, Inc. (Æ)	1,300	71
Merck & Co., Inc.	72,500	2,501
Mylan, Inc. (Æ)	127,860	2,502
Novo Nordisk A/S - ADR	16,120	1,714
Pfizer, Inc.	83,600	1,610
Regeneron Pharmaceuticals, Inc. (Æ)(Ñ)	14,900	824
St. Jude Medical, Inc.	12,700	495
Stryker Corp.	22,900	1,097
Thermo Fisher Scientific, Inc. (Æ)	68,368	3,437
UnitedHealth Group, Inc.	103,550	4,969
WellPoint, Inc.	3,800	262

		59,329

Materials and Processing - 3.7%
Air Products & Chemicals, Inc.	8,800	758
Alcoa, Inc. (Ñ)	63,700	685
Ball Corp.	6,500	225
CF Industries Holdings, Inc.	800	130
Dow Chemical Co. (The)	13,000	362
Ecolab, Inc. (Ñ)	38,450	2,070
EI du Pont de Nemours & Co.	32,500	1,562
Freeport-McMoRan Copper & Gold, Inc.	10,600	427
LyondellBasell Industries NV Class A	21,400	703
Monsanto Co.	27,820	2,024
Mosaic Co. (The)	32,678	1,914
Newmont Mining Corp.	2,200	147
OM Group, Inc. (Æ)	7,100	205
PPG Industries, Inc.	6,400	553
Praxair, Inc.	43,372	4,410

		16,175

Producer Durables - 9.3%
3M Co.	14,800	1,170
Accenture PLC Class A	8,900	536
AGCO Corp. (Æ)	15,000	657
Arkansas Best Corp.	13,400	276
Automatic Data Processing, Inc.	43,300	2,266
CH Robinson Worldwide, Inc. (Ñ)	20,400	1,416
Chicago Bridge & Iron Co. NV	13,500	494
CSX Corp.	174,631	3,879
Danone - ADR (Ñ)	127,540	1,765
Deere & Co.	1,600	121
Eaton Corp. (Ñ)	23,300	1,044
Emerson Electric Co.	21,800	1,049
Fluor Corp.	16,000	910
General Cable Corp. (Æ)(Ñ)	21,600	606
General Electric Co.	147,200	2,460
Genpact, Ltd. (Æ)	4,800	78
Honeywell International, Inc.	19,600	1,027
Huntington Ingalls Industries, Inc. (Æ)	16	—
Ingersoll-Rand PLC (Ñ)	54,113	1,685
Insperity, Inc.	5,600	144
Korn/Ferry International (Æ)	15,800	252
Norfolk Southern Corp.	12,500	925
Northrop Grumman Corp.	1,300	75
PACCAR, Inc.	24,800	1,072

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Russell Tax-Managed U.S. Large Cap Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Parker Hannifin Corp.	800	65
Textron, Inc. (Ñ)	4,000	78
Tyco International, Ltd.	59,769	2,723
Union Pacific Corp.	13,100	1,304
United Parcel Service, Inc. Class B	41,115	2,888
United Technologies Corp.	86,397	6,737
WESCO International, Inc. (Æ)(Ñ)	6,100	296
WW Grainger, Inc. (Ñ)	14,200	2,433

		40,431

Technology - 15.9%
Activision Blizzard, Inc.	91,400	1,224
Adobe Systems, Inc. (Æ)	9,500	279
American Tower Corp. Class A (Æ)	9,500	523
Analog Devices, Inc.	8,300	304
Apple, Inc. (Æ)	35,080	14,200
Applied Materials, Inc.	100	1
ASML Holding NV Class G	56,800	2,382
Broadcom Corp. Class A	16,400	592
Cisco Systems, Inc.	77,800	1,442
Citrix Systems, Inc. (Æ)	3,000	218
Cognizant Technology Solutions Corp. Class A (Æ)	13,500	982
Corning, Inc.	28,700	410
EMC Corp. (Æ)	39,000	956
F5 Networks, Inc. (Æ)	26,400	2,744
Freescale Semiconductor Holdings I, Ltd. (Æ)(Ñ)	9,500	125
Google, Inc. Class A (Æ)	13,200	7,823
International Business Machines Corp.	35,082	6,477
Juniper Networks, Inc. (Æ)	11,600	284
Lam Research Corp. (Æ)	7,900	340
Microsoft Corp.	113,800	3,031
Motorola Solutions, Inc.	19,200	901
NCR Corp. (Æ)	70,800	1,348
Novellus Systems, Inc. (Æ)(Ñ)	11,000	380
OpenTable, Inc. (Æ)(Ñ)	12,900	566
Oracle Corp.	152,973	5,013
QUALCOMM, Inc.	105,000	5,418
Red Hat, Inc. (Æ)	45,790	2,273
Salesforce.com, Inc. (Æ)(Ñ)	48,430	6,449
SanDisk Corp. (Æ)	7,700	390
Telefonaktiebolaget LM Ericsson - ADR	51,440	535
Texas Instruments, Inc.	12,500	384
VeriFone Systems, Inc. (Æ)	3,900	165
Xilinx, Inc. (Ñ)	20,800	696

		68,855

Utilities - 2.2%
AGL Resources, Inc.	7,000	294
Ameren Corp.	2,400	76
American Electric Power Co., Inc.	13,700	538
American Water Works Co., Inc.	4,900	150
AT&T, Inc.	35,856	1,051

	Principal Amount ($) or Shares		Market Value $
Calpine Corp. (Æ)	13,600		206
CenterPoint Energy, Inc.	13,400		279
CMS Energy Corp. (Ñ)	13,500		281
Constellation Energy Group, Inc.	4,200		167
Dominion Resources, Inc.	3,100		160
Exelon Corp.	2,500		111
FirstEnergy Corp.	2,900		130
Frontier Communications Corp. (Ñ)	10,100		63
j2 Global Communications, Inc. (Ñ)	8,400		259
NextEra Energy, Inc.	12,800		722
Northeast Utilities	12,300		425
NV Energy, Inc.	18,100		290
Oneok, Inc.	2,900		221
Public Service Enterprise Group, Inc.	12,500		421
Sempra Energy	10,900		586
Sprint Nextel Corp. (Æ)	148,300		381
Verizon Communications, Inc.	66,200		2,448

			9,259

Total Common Stocks (cost $334,226)			408,662

Short-Term Investments - 5.1%
Russell U.S. Cash Management Fund	22,243,836	(¥)	22,244

Total Short-Term Investments (cost $22,244)			22,244

Other Securities - 2.9%
Russell Investment Company Liquidating Trust (×)	645,214	(¥)	657
Russell U.S. Cash Collateral Fund (×)	11,730,317	(¥)	11,730

Total Other Securities (cost $12,376)			12,387

Total Investments - 102.4% (identified cost $368,846)			443,293

Other Assets and Liabilities, Net - (2.4%)			(10,277)

Net Assets - 100.0%			433,016

See accompanying notes which are an integral part of the financial statements.

144	Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
S&P 500 E-Mini Index (CME)	308	USD	19,239	12/11	1,065
S&P 500 Index Futures (CME)	14	USD	4,373	12/11	258

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					1,323

Presentation of Portfolio Holdings — October 31, 2011

Amounts in thousands

	Market Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets

Common Stocks
Consumer Discretionary	$78,576	$—	$—	$78,576	18.2
Consumer Staples	23,850	—	—	23,850	5.5
Energy	52,703	—	—	52,703	12.2
Financial Services	59,484	—	—	59,484	13.7
Health Care	59,329	—	—	59,329	13.7
Materials and Processing	16,175	—	—	16,175	3.7
Producer Durables	40,431	—	—	40,431	9.3
Technology	68,855	—	—	68,855	15.9
Utilities	9,259	—	—	9,259	2.2
Short-Term Investments	—	22,244	—	22,244	5.1
Other Securities	—	12,387	—	12,387	2.9

Total Investments	408,662	34,631	—	443,293	102.4

Other Assets and Liabilities, Net					(2.4)

					100.0

Other Financial Instruments
Futures Contracts	1,323	—	—	1,323	0.3

Total Other Financial Instruments*	$1,323	$—	$—	$1,323

*	Other financial instruments reflected, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant quarter to quarter transfers in and out of levels 1, 2 and 3 during the period ending October 31, 2011.

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Large Cap Fund	145

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Russell Tax-Managed U.S. Large Cap Fund

Fair Value of Derivative Instruments — October 31, 2011

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts

Location: Statement of Assets and Liabilities - Assets
Daily variation margin on futures contracts*	$1,323

Derivatives not accounted for as hedging instruments	Equity Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$112

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$634

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

146	Russell Tax-Managed U.S. Large Cap Fund

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Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

Tax-Managed U.S. Mid & Small Cap Fund - Class A ‡
	Total Return
1 Year	4.62%
5 Years	1.76	%§
10 Years	6.63	%§

Tax-Managed U.S. Mid & Small Cap Fund - Class C
	Total Return
1 Year	10.23%
5 Years	2.21	%§
10 Years	6.47	%§

Tax-Managed U.S. Mid & Small Cap Fund - Class E
	Total Return
1 Year	11.10%
5 Years	2.99	%§
10 Years	7.27	%§

Russell Tax-Managed U.S. Mid & Small Cap Fund - Class S
	Total Return
1 Year	11.32%
5 Years	3.24	%§
10 Years	7.54	%§

Russell 2500™ Index **
	Total Return
1 Year	7.97%
5 Years	2.01	%§
10 Years	8.01	%§

148	Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

The Russell Tax-Managed U.S. Mid & Small Cap Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has five money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth on an after tax basis.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2011?

For the fiscal year ended October 31, 2011, the Russell Tax-Managed U.S. Mid & Small Cap Fund’s Class A, Class C, Class E and Class S Shares gained 11.03%, 10.23%, 11.10% and 11.32% respectively. This is compared to the Fund’s benchmark, the Russell 2500™ Index, which gained 7.97% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2011, the Lipper® Mid-Cap Core Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 5.97%. For the same period, the Lipper® Small-Cap Core Funds Average, another group of funds that Lipper considers to have investment strategies similar to those of the Fund gained 6.98%. These results serve as peer comparisons and are expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The fiscal year ended October 31, 2011 was driven primarily by defensively-oriented factors. Despite periods of increased risk taking and rotation into more cyclical areas of the market, as in late 2010 and in October 2011, the strongly defensive second and third quarters of 2011 had a large impact on the Fund’s performance over the entire period.

Stocks with high betas were generally out of favor during the fiscal year, as were stocks with low price-to-book values and debt-laden balance sheets. As investors grew concerned about an increase in the probability of a double dip recession in the United States and to the possibility of a sovereign debt default in Europe, high quality and less economically sensitive stocks were rewarded. Stocks with strong return-on-assets and return-on-equity ratios fared best during the fiscal year. Larger cap stocks also did well as investors became increasingly focused on owning more stable securities that would be better able to weather uncertain and difficult economic conditions.

The Fund was able to perform well throughout most of the fiscal year. As the market began to price in the risk of a debt default scenario in the third quarter of 2011, the Russell 2500TM Index experienced its worst quarter of performance in almost 20 years. Not surprisingly, more defensive securities were better able to hold value during this period. Similar to fiscal year 2010, growth stocks outperformed value stocks during fiscal year 2011. The effect was very pronounced in small and mid cap stocks, with the Russell 2500TM Growth Index outperforming the Russell 2500TM Value Index by more than 700 basis points over the fiscal year.

The worst-performing sector within the Russell 2500TM Index was financial services, which underperformed the Index by almost 600 basis points during the period. Fears of a sovereign debt default and a double dip recession within the U.S. and Europe had an asymmetrical impact on the sector. In addition, many insurers were negatively impacted by the earthquake, tsunami and nuclear crisis in Japan, if not on their balance sheets, at least in their share price The best-performing sector in the Index was consumer staples, partially reflective of the market’s preference for safer securities during the period. The Fund benefited from being heavily underweight to the poor-performing financial services sector. The Fund was slightly overweight to the consumer staples sector during the fiscal year generating a marginally positive impact to performance.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

The Russell Tax-Managed Mid & Small Cap Fund outperformed its Russell 2500TM Index benchmark in ten of the twelve months of the fiscal year. Each of the Fund’s five money managers outperformed their respective benchmarks during the fiscal year.

Though some of the Fund’s factor bets were not rewarded, the Fund was generally positioned well with exposure to higher quality companies with strong balance sheets. The Fund was neutrally positioned with regard to beta, as it was neither meaningfully over or underweight the factor during the fiscal year. The Fund was smaller in cap size than the Index during the period, which was not rewarded as the market rotated toward larger and more stable securities during the period. In contrast, the Fund benefited from higher quality factor positions, including overweights to stocks with high forecast and historical growth. An underweight to stocks with more cyclical earnings patterns was beneficial to performance as investors penalized cyclicality and risk during the defensively-driven factor environment which dominated the fiscal year. An underweight to stocks with high amounts of leverage was further beneficial to performance as investors sought stocks with strong balance sheets and low amounts of debt.

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Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

Sector exposures were beneficial for the Fund during the fiscal year. Underweight positions in the financial services and materials and processing sectors were both beneficial to performance as the more cyclical areas of the Index lagged during the fiscal year. Stock selection was a large contributor of excess return over the fiscal year. Stock selection was strongest within the producer durables and consumer discretionary sectors.

Chartwell Investment Partners (“Chartwell”) outperformed the Russell 2000® Value Index for the fiscal year. Chartwell was well positioned from a factor standpoint, with an underweight to stocks with high betas and stocks with high earnings variability. Chartwell also benefited from overweight exposure to larger cap stocks within the Russell 2000® Value Index and from an overweight to stocks with high return-on-equity.

Parametric Portfolio Associates LLC (“Parametric”) outperformed the Russell 2500TM Index for the fiscal year. Parametric utilizes a tax optimized index replication investment process that seeks to provide after-tax excess returns. As such, large bet against the benchmark are not taken and stock selection impacts are generally minimal. Parametric did benefit however from a slight overweight to larger cap stocks within the Russell 2500TM Index and from underweights to stocks with low price-to-book and price-to-earnings values.

Netols Asset Management, Inc. (“Netols”) outperformed the Russell 2000® Value Index for the fiscal year. Netols benefited from being overweight to large cap stocks and underweight to stocks with more cyclical earnings patterns. Netols’ overweight to stocks with high return-on-equity also drove its performance the period. Stock selection was also a large driver of excess return, specifically within the producer durables and consumer discretionary sectors.

Summit Creek Advisors, LLC (“Summit Creek”) outperformed the Russell 2500TM Growth Index for the fiscal year. Summit Creek benefited from an underweight to stocks with high betas during the period. An overweight to stocks with high historical growth was also beneficial to performance. Summit Creek’s underweights to the more cyclically-oriented materials and processing and producer durables sectors were beneficial to performance.

Turner Investment Partners, Inc. (“Turner”) outperformed the Russell 2500TM Growth Index for the fiscal year. Though many of Turner’s factor bets were not rewarded, including an overweight to stocks with high betas and an overweight to stocks with high earnings variability, Turner was able to outperform due to its positive stock selection. Stock selection was strongest within the energy and health care sectors.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager lineup during the fiscal year.

Money Managers as of October 31, 2011	Styles
Chartwell Investment Partners	Value
Netols Asset Management, Inc.	Value
Parametric Portfolio Associates LLC	Market-Oriented
Summit Creek Advisors, LLC	Growth
Turner Investment Partners, Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2001.

**

Russell 2500™ Index is composed of the bottom 500 stocks in the Russell 1000® Index and all the stocks in the Russell 2000® Index. The Russell 2500™ Index return reflects adjustments for income dividends and capital gains distribution reinvested as of the ex-dividend dates.

‡	The Fund first issued Class A Shares on June 1, 2010. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

150	Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Shareholder Expense Example — October 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2011 to October 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$885.80	$1,017.49
Expenses Paid During Period*	$7.27	$7.78

*	Expenses are equal to the Fund’s annualized expense ratio of 1.53% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$882.20	$1,013.86
Expenses Paid During Period*	$10.67	$11.42

*	Expenses are equal to the Fund’s annualized expense ratio of 2.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$885.80	$1,017.64
Expenses Paid During Period*	$7.13	$7.63

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

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Shareholder Expense Example, continued — October 31, 2011 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$886.60	$1,018.90
Expenses Paid During Period*	$5.94	$6.36

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

152	Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 93.1%
Consumer Discretionary - 16.0%
1-800-Flowers.com, Inc. Class A (Æ)(Ñ)	5,282	15
Aaron’s, Inc. Class A (Ñ)	25,259	676
Abercrombie & Fitch Co. Class A	6,628	493
Aeropostale, Inc. (Æ)(Ñ)	6,007	82
American Public Education, Inc. (Æ)(Ñ)	1,533	55
Amerigon, Inc. (Æ)(Ñ)	55,840	857
ANN, Inc. (Æ)(Ñ)	20,873	556
Arbitron, Inc.	13,531	538
Barnes & Noble, Inc. (Æ)(Ñ)	5,174	63
Biglari Holdings, Inc. (Æ)	264	91
BJ’s Restaurants, Inc. (Æ)(Ñ)	12,600	667
Bravo Brio Restaurant Group, Inc. (Æ)	11,846	230
Brinker International, Inc.	7,373	169
Buffalo Wild Wings, Inc. (Æ)(Ñ)	14,100	934
Cabela’s, Inc. (Æ)(Ñ)	19,428	484
Callaway Golf Co.	12,083	70
Capella Education Co. (Æ)	8,090	282
CarMax, Inc. (Æ)(Ñ)	6,024	181
Carter’s, Inc. (Æ)	16,242	619
Cato Corp. (The) Class A	21,680	556
Cheesecake Factory, Inc. (The) (Æ)(Ñ)	14,850	416
Cherokee, Inc. (Ñ)	4,581	60
Chico’s FAS, Inc.	11,111	137
Cooper Tire & Rubber Co. (Ñ)	17,050	244
CROCS, Inc. (Æ)	14,490	256
Dana Holding Corp. (Æ)	9,122	129
Domino’s Pizza, Inc. (Æ)	23,448	751
Dorman Products, Inc. (Æ)(Ñ)	800	30
DR Horton, Inc. (Ñ)	8,130	90
Ethan Allen Interiors, Inc.	23,009	456
Fossil, Inc. (Æ)	2,510	260
Gannett Co., Inc. (Ñ)	6,212	73
Gaylord Entertainment Co. (Æ)(Ñ)	4,050	95
Gentex Corp. (Ñ)	6,490	195
Goodyear Tire & Rubber Co. (The) (Æ)	5,790	83
Grand Canyon Education, Inc. (Æ)(Ñ)	4,828	79
Hanesbrands, Inc. (Æ)	2,752	73
Hertz Global Holdings, Inc. (Æ)(Ñ)	12,338	143
Hibbett Sports, Inc. (Æ)(Ñ)	24,600	1,013
Iconix Brand Group, Inc. (Æ)	5,890	106
Interpublic Group of Cos., Inc. (The)	14,186	134
Jack in the Box, Inc. (Æ)(Ñ)	17,445	359
John Wiley & Sons, Inc. Class A	3,050	145
K12, Inc. (Æ)(Ñ)	17,400	610
Lear Corp.	1,833	86
Liberty Media Corp. Class A (Æ)	1,049	81
Life Time Fitness, Inc. (Æ)(Ñ)	2,427	105
LKQ Corp. (Æ)	43,800	1,278
Lululemon Athletica, Inc. (Æ)(Ñ)	3,660	207
Matthews International Corp. Class A (Ñ)	10,100	355
Meredith Corp. (Ñ)	16,175	434
Monro Muffler Brake, Inc. (Ñ)	22,150	822
Nutrisystem, Inc.	5,207	64
Penn National Gaming, Inc. (Æ)(Ñ)	7,690	277
Pool Corp. (Ñ)	5,175	151

	Principal Amount ($) or Shares	Market Value $
Pulte Group, Inc. (Æ)(Ñ)	13,601	70
PVH Corp.	1,437	107
Red Robin Gourmet Burgers, Inc. (Æ)(Ñ)	1,910	48
Ross Stores, Inc.	1,836	161
Scientific Games Corp. Class A (Æ)	35,800	311
Service Corp. International (Ñ)	12,050	121
Shoe Carnival, Inc. (Æ)	4,376	119
Shutterfly, Inc. (Æ)(Ñ)	15,300	638
Signet Jewelers, Ltd. (Ñ)	3,997	172
Snap-on, Inc.	8,445	453
Steven Madden, Ltd. (Æ)	11,445	422
Teavana Holdings, Inc. (Æ)(Ñ)	24,160	552
Tempur-Pedic International, Inc. (Æ)	1,178	80
Tenneco, Inc. (Æ)(Ñ)	17,583	575
Tiffany & Co.	1,713	137
TiVo, Inc. (Æ)	8,638	94
Tractor Supply Co.	10,235	726
TRW Automotive Holdings Corp. (Æ)	1,856	78
Tupperware Brands Corp.	3,498	198
Under Armour, Inc. Class A (Æ)(Ñ)	3,660	309
ValueClick, Inc. (Æ)	40,446	712
Weyco Group, Inc. (Ñ)	580	14
World Wrestling Entertainment, Inc. Class A (Ñ)	5,851	61
Wyndham Worldwide Corp. (Ñ)	5,420	182

		23,755

Consumer Staples - 3.9%
Casey’s General Stores, Inc.	15,672	777
Constellation Brands, Inc. Class A (Æ)	3,659	74
Flowers Foods, Inc.	21,569	435
Fresh Market, Inc. (The) (Æ)(Ñ)	8,450	338
Hain Celestial Group, Inc. (The) (Æ)	11,604	389
Hansen Natural Corp. (Æ)	2,022	180
Herbalife, Ltd.	1,791	112
JM Smucker Co. (The)	1,628	125
Peet’s Coffee & Tea, Inc. (Æ)(Ñ)	12,400	790
Primo Water Corp. (Æ)(Ñ)	30,290	184
Ralcorp Holdings, Inc. (Æ)	2,532	205
Ruddick Corp.	4,139	181
TreeHouse Foods, Inc. (Æ)	25,638	1,573
United Natural Foods, Inc. (Æ)	12,930	472

		5,835

Energy - 4.2%
Arch Coal, Inc.	4,619	84
Atwood Oceanics, Inc. (Æ)(Ñ)	9,170	392
Bill Barrett Corp. (Æ)	12,962	539
Brigham Exploration Co. (Æ)	4,270	155
Cabot Oil & Gas Corp.	5,427	422
Core Laboratories NV	1,900	206
Dril-Quip, Inc. (Æ)(Ñ)	12,000	781
Exterran Holdings, Inc. (Æ)	5,964	57
Global Industries, Ltd. (Æ)	8,159	65
HollyFrontier Corp.	2,538	78
ION Geophysical Corp. (Æ)(Ñ)	36,341	277
Lufkin Industries, Inc.	2,406	142

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Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

North American Energy Partners, Inc. (Æ)	28,564	201
Northern Oil and Gas, Inc. (Æ)(Ñ)	17,550	424
Oceaneering International, Inc.	3,328	139
Oil States International, Inc. (Æ)	2,795	195
Penn Virginia Corp. (Ñ)	9,396	57
Plains Exploration & Production Co. (Æ)	3,280	103
Rosetta Resources, Inc. (Æ)(Ñ)	3,716	165
SandRidge Energy, Inc. (Æ)(Ñ)	13,772	105
STR Holdings, Inc. (Æ)	5,603	48
Superior Energy Services, Inc. (Æ)	17,417	490
Tesoro Corp. (Æ)(Ñ)	6,407	166
Walter Energy, Inc. Class A	1,508	114
Whiting Petroleum Corp. (Æ)	15,423	718
World Fuel Services Corp.	4,290	171

		6,294

Financial Services - 16.4%
Advent Software, Inc. (Æ)(Ñ)	22,500	617
American Campus Communities, Inc. (ö)	20,509	798
American Equity Investment Life Holding Co. (Ñ)	55,083	597
Apollo Investment Corp.	9,849	82
Ares Capital Corp.	10,550	163
Argo Group International Holdings, Ltd.	15,351	463
Assured Guaranty, Ltd.	5,939	76
Astoria Financial Corp. (Ñ)	23,316	194
Axis Capital Holdings, Ltd.	5,601	176
Banco Latinoamericano de Comercio Exterior SA Class E	6,718	109
Bank of Hawaii Corp. (Ñ)	8,637	365
Bank of the Ozarks, Inc. (Ñ)	22,960	571
BioMed Realty Trust, Inc. (Ñ)(ö)	16,835	305
Broadridge Financial Solutions, Inc.	5,818	129
Brookline Bancorp, Inc. (Ñ)	10,025	84
Camden Property Trust (ö)	3,445	209
Cash America International, Inc. (Ñ)	2,112	116
CBL & Associates Properties, Inc. (Ñ)(ö)	5,589	86
CBOE Holdings, Inc. (Ñ)	3,885	102
CBRE Group, Inc. Class A (Æ)(Ñ)	5,378	96
Cedar Shopping Centers, Inc. (Ñ)(ö)	51,949	191
Cogdell Spencer, Inc. (ö)	23,820	96
Columbia Banking System, Inc. (Ñ)	5,350	102
Community Bank System, Inc. (Ñ)	18,561	474
CreXus Investment Corp. (ö)	10,850	104
CVB Financial Corp.	10,947	106
Delphi Financial Group, Inc. Class A	3,828	101
DuPont Fabros Technology, Inc. (Ñ)(ö)	14,675	305
E*Trade Financial Corp. (Æ)	7,651	83
East West Bancorp, Inc.	11,850	231
Equifax, Inc.	3,699	130
Extra Space Storage, Inc. (Ñ)(ö)	6,553	148
Ezcorp, Inc. Class A (Æ)	28,570	794
Fair Isaac Corp.	19,805	542
Federal Agricultural Mortgage Corp. Class C	6,190	125
Federal Realty Investment Trust (Ñ)(ö)	2,628	233
FelCor Lodging Trust, Inc. (Æ)(ö)	96,978	292

	Principal Amount ($) or Shares	Market Value $
Fidelity National Financial, Inc. Class A	8,883	137
First Financial Bankshares, Inc. (Ñ)	12,610	401
First Industrial Realty Trust, Inc. (Æ)(Ñ)(ö)	45,427	447
First Niagara Financial Group, Inc.	8,888	82
FNB Corp. (Ñ)	40,950	413
Franklin Street Properties Corp. (Ñ)(ö)	9,136	116
Glacier Bancorp, Inc. (Ñ)	27,747	315
Hanover Insurance Group, Inc. (The)	11,140	425
Health Care REIT, Inc. (ö)	2,607	137
Healthcare Realty Trust, Inc. (Ñ)(ö)	21,925	414
Heartland Payment Systems, Inc. (Ñ)	13,700	298
Higher One Holdings, Inc. (Æ)(Ñ)	26,000	459
Home Properties, Inc. (ö)	7,602	448
Huntington Bancshares, Inc.	17,031	88
Iberiabank Corp. (Ñ)	2,759	143
Inland Real Estate Corp. (Ñ)(ö)	14,388	108
iStar Financial, Inc. (Æ)(Ñ)(ö)	15,472	105
Jones Lang LaSalle, Inc.	1,606	104
Kayne Anderson Energy Development Co. (Ñ)	5,082	104
KeyCorp	15,208	107
Macerich Co. (The) (ö)	2,415	120
Markel Corp. (Æ)	428	165
MarketAxess Holdings, Inc.	11,160	326
MBIA, Inc. (Æ)(Ñ)	6,697	59
MGIC Investment Corp. (Æ)(Ñ)	86,064	229
Mid-America Apartment Communities, Inc. (ö)	17,332	1,082
MSCI, Inc. Class A (Æ)	8,874	296
National Health Investors, Inc. (ö)	8,266	369
Navigators Group, Inc. (The) (Æ)(Ñ)	1,745	80
Och-Ziff Capital Management Group LLC Class A	13,570	148
Old National Bancorp	38,040	440
Oritani Financial Corp. (Ñ)	6,957	90
PacWest Bancorp (Ñ)	5,060	89
Post Properties, Inc. (ö)	3,920	161
Prosperity Bancshares, Inc. (Ñ)	11,453	441
PS Business Parks, Inc. (ö)	7,750	413
Raymond James Financial, Inc.	4,948	150
Reinsurance Group of America, Inc. Class A	2,243	117
RLI Corp. (Ñ)	2,895	204
Selective Insurance Group, Inc. (Ñ)	51,546	826
Signature Bank NY (Æ)(Ñ)	11,940	666
SL Green Realty Corp. (ö)	1,767	122
Sterling Financial Corp. (Æ)	4,354	65
Sun Communities, Inc. (Ñ)(ö)	24,579	936
SVB Financial Group (Æ)	4,440	204
Tanger Factory Outlet Centers (ö)	6,758	190
Umpqua Holdings Corp. (Ñ)	8,134	93
United Bankshares, Inc. (Ñ)	10,970	260
Valley National Bancorp (Ñ)	35,663	428
Ventas, Inc. (Ñ)(ö)	3,111	173
Waddell & Reed Financial, Inc. Class A	5,063	140
Walter Investment Management Corp.	1,722	44
Webster Financial Corp.	19,406	381

154	Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Westamerica Bancorporation (Ñ)	8,033	360
Westwood Holdings Group, Inc.	2,075	76
WSFS Financial Corp.	1,972	78
Zions Bancorporation	4,596	80

		24,347

Health Care - 11.5%
Alexion Pharmaceuticals, Inc. (Æ)	1,299	88
Align Technology, Inc. (Æ)	7,656	176
Allscripts Healthcare Solutions, Inc. (Æ)	6,952	133
AMERIGROUP Corp. Class A (Æ)	4,415	246
Amylin Pharmaceuticals, Inc. (Æ)	6,453	74
BioMarin Pharmaceutical, Inc. (Æ)	6,770	231
Bio-Reference Labs, Inc. (Æ)(Ñ)	48,808	978
Catalyst Health Solutions, Inc. (Æ)	17,500	962
Celldex Therapeutics, Inc. (Æ)(Ñ)	14,048	45
Cepheid, Inc. (Æ)	4,050	145
Charles River Laboratories International, Inc. (Æ)	2,906	94
Chemed Corp.	12,448	739
Conceptus, Inc. (Æ)	4,754	55
Cooper Cos., Inc. (The)	2,326	161
Covance, Inc. (Æ)	2,834	144
Cyberonics, Inc. (Æ)	8,710	251
Endo Pharmaceuticals Holdings, Inc. (Æ)	2,970	96
Geron Corp. (Æ)(Ñ)	19,880	47
Greatbatch, Inc. (Æ)	4,527	101
Haemonetics Corp. (Æ)	15,532	947
Hanger Orthopedic Group, Inc. (Æ)	15,775	274
HealthSouth Corp. (Æ)(Ñ)	3,875	68
Henry Schein, Inc. (Æ)	1,797	125
HMS Holdings Corp. (Æ)(Ñ)	48,120	1,176
Hologic, Inc. (Æ)	9,896	159
Human Genome Sciences, Inc. (Æ)	4,475	46
IPC The Hospitalist Co., Inc. (Æ)(Ñ)	17,791	746
Isis Pharmaceuticals, Inc. (Æ)	9,116	76
Kindred Healthcare, Inc. (Æ)(Ñ)	12,780	149
LifePoint Hospitals, Inc. (Æ)	9,464	366
Magellan Health Services, Inc. (Æ)	7,596	391
MedAssets, Inc. (Æ)	6,045	64
Medicis Pharmaceutical Corp. Class A (Ñ)	7,260	278
Mednax, Inc. (Æ)	2,682	176
Meridian Bioscience, Inc.	4,331	79
Merit Medical Systems, Inc. (Æ)	35,553	477
MWI Veterinary Supply, Inc. (Æ)(Ñ)	15,287	1,154
Neogen Corp. (Æ)	8,200	317
Omnicell, Inc. (Æ)	8,346	125
Onyx Pharmaceuticals, Inc. (Æ)	7,580	310
Orexigen Therapeutics, Inc. (Æ)(Ñ)	15,733	34
Orthofix International NV (Æ)	3,868	136
Pharmasset, Inc. (Æ)(Ñ)	3,485	245
PSS World Medical, Inc. (Æ)(Ñ)	14,728	328
Quality Systems, Inc. (Ñ)	2,976	116
Questcor Pharmaceuticals, Inc. (Æ)(Ñ)	8,600	349
Regeneron Pharmaceuticals, Inc. (Æ)(Ñ)	1,167	65
Seattle Genetics, Inc. (Æ)(Ñ)	4,553	100
Sunrise Senior Living, Inc. (Æ)(Ñ)	75,880	417

	Principal Amount ($) or Shares	Market Value $
SXC Health Solutions Corp. (Æ)	15,760	738
Synovis Life Technologies, Inc. (Æ)	5,100	92
Tenet Healthcare Corp. (Æ)	19,776	94
Transcend Services, Inc. (Æ)(Ñ)	21,486	587
US Physical Therapy, Inc.	24,333	475
Viropharma, Inc. (Æ)	8,297	168
Watson Pharmaceuticals, Inc. Class B (Æ)	6,709	451
Wright Medical Group, Inc. (Æ)	18,275	314
Zoll Medical Corp. (Æ)	2,756	104

		17,082

Materials and Processing - 4.8%
AAON, Inc. (Ñ)	7,956	168
Acuity Brands, Inc. (Ñ)	1,684	78
Airgas, Inc.	3,309	228
Allied Nevada Gold Corp. (Æ)	3,643	138
Balchem Corp.	14,100	520
Ball Corp.	4,470	155
Belden, Inc.	3,830	124
Carpenter Technology Corp.	9,881	561
Clarcor, Inc.	9,875	479
Coeur d’Alene Mines Corp. (Æ)	2,755	70
Compass Minerals International, Inc.	7,268	553
Crown Holdings, Inc. (Æ)	15,653	529
Eagle Materials, Inc.	4,568	94
Eastman Chemical Co. (Ñ)	2,988	117
Gibraltar Industries, Inc. (Æ)	23,198	259
Horsehead Holding Corp. (Æ)(Ñ)	11,069	96
Interline Brands, Inc. (Æ)	21,623	322
Intrepid Potash, Inc. (Æ)	8,660	241
Koppers Holdings, Inc.	15,575	515
Lennox International, Inc. (Ñ)	3,585	115
Minerals Technologies, Inc.	1,554	85
Owens Corning (Æ)	15,541	441
Packaging Corp. of America	4,206	110
Polypore International, Inc. (Æ)	4,260	223
Rockwood Holdings, Inc. (Æ)	4,840	223
RPM International, Inc. (Ñ)	8,007	180
Sonoco Products Co.	3,503	110
Steel Dynamics, Inc.	7,194	90
Temple-Inland, Inc.	3,056	97
Universal Forest Products, Inc.	2,625	74
WR Grace & Co. (Æ)	3,939	165

		7,160

Producer Durables - 15.5%
Accuride Corp. (Æ)(Ñ)	39,375	249
Actuant Corp. Class A (Ñ)	33,845	762
Advisory Board Co. (The) (Æ)(Ñ)	22,496	1,378
AECOM Technology Corp. (Æ)	4,032	84
Allegiant Travel Co. Class A (Æ)	2,304	120
Ametek, Inc.	10,857	429
Applied Industrial Technologies, Inc. (Ñ)	5,016	169
Arkansas Best Corp.	12,675	261
Babcock & Wilcox Co. (The) (Æ)	4,380	96
Baltic Trading, Ltd. (Ñ)	9,800	55
Barnes Group, Inc. (Ñ)	26,449	616

Russell Tax-Managed U.S. Mid & Small Cap Fund	155

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

BE Aerospace, Inc. (Æ)	4,930	186
Bristow Group, Inc.	18,259	909
Carlisle Cos., Inc.	3,361	140
CDI Corp.	6,882	90
Chart Industries, Inc. (Æ)	7,380	417
Chicago Bridge & Iron Co. NV	2,196	80
Commercial Vehicle Group, Inc. (Æ)(Ñ)	39,531	436
Con-way, Inc. (Ñ)	3,100	91
Corporate Executive Board Co. (The)	10,775	394
Corrections Corp. of America (Æ)	6,957	155
CoStar Group, Inc. (Æ)(Ñ)	14,800	911
Echo Global Logistics, Inc. (Æ)(Ñ)	40,700	628
EnPro Industries, Inc. (Æ)(Ñ)	10,220	352
ExlService Holdings, Inc. (Æ)	41,228	1,075
Forward Air Corp. (Ñ)	3,059	100
Franklin Electric Co., Inc. (Ñ)	9,280	426
Gardner Denver, Inc.	7,347	568
GATX Corp. (Ñ)	15,325	582
Genco Shipping & Trading, Ltd. (Æ)(Ñ)	5,849	53
Genesee & Wyoming, Inc. Class A (Æ)	10,360	613
GrafTech International, Ltd. (Æ)	8,620	135
HEICO Corp. (Ñ)	3,420	195
Heidrick & Struggles International, Inc.	14,900	295
Herman Miller, Inc.	16,034	331
HNI Corp. (Ñ)	4,654	112
IDEX Corp.	9,481	336
Kansas City Southern (Æ)	6,871	434
KBR, Inc.	6,364	178
Knightsbridge Tankers, Ltd. (Ñ)	2,589	44
Littelfuse, Inc. (Ñ)	2,943	144
Manitowoc Co., Inc. (The) (Ñ)	5,493	61
MAXIMUS, Inc.	4,670	188
Mettler-Toledo International, Inc. (Æ)	678	104
Mistras Group, Inc. (Æ)(Ñ)	37,535	818
Modine Manufacturing Co. (Æ)(Ñ)	31,172	330
Monster Worldwide, Inc. (Æ)	7,881	73
Navigant Consulting, Inc. (Æ)(Ñ)	6,034	68
Navistar International Corp. (Æ)	1,482	62
Old Dominion Freight Line, Inc. (Æ)	21,905	801
Orbital Sciences Corp. (Æ)	6,866	106
Overseas Shipholding Group, Inc. (Ñ)	4,387	55
Pall Corp.	2,401	123
Pentair, Inc. (Ñ)	5,262	189
Quanta Services, Inc. (Æ)	4,294	90
Robbins & Myers, Inc.	15,160	678
Robert Half International, Inc. (Ñ)	4,436	117
Skywest, Inc.	5,094	68
SunOpta, Inc. (Æ)	54,129	283
Taser International, Inc. (Æ)(Ñ)	14,055	70
Terex Corp. (Æ)(Ñ)	3,983	66
Tetra Tech, Inc. (Æ)	4,002	87
Titan International, Inc. (Ñ)	29,554	665
Toro Co. (The) (Ñ)	11,125	601
TransDigm Group, Inc. (Æ)	2,160	203
Trimas Corp. (Æ)(Ñ)	19,224	375
Trimble Navigation, Ltd. (Æ)	2,434	98
United Rentals, Inc. (Æ)(Ñ)	24,345	570
United Stationers, Inc.	19,923	634

	Principal Amount ($) or Shares	Market Value $
Wabtec Corp.	8,813	592
WESCO International, Inc. (Æ)(Ñ)	3,158	153

		22,957

Technology - 17.3%
AboveNet, Inc. (Ñ)	8,475	503
Acme Packet, Inc. (Æ)(Ñ)	6,980	253
Active Network, Inc. (The) (Æ)(Ñ)	16,510	222
Advanced Analogic Technologies, Inc. (Æ)(Ñ)	11,215	49
Anixter International, Inc. (Æ)	7,270	427
Ansys, Inc. (Æ)	20,978	1,140
Applied Micro Circuits Corp. (Æ)	13,404	90
Ariba, Inc. (Æ)	6,344	201
Atmel Corp. (Æ)	16,416	173
Avago Technologies, Ltd.	8,710	294
Avnet, Inc. (Æ)	5,180	157
Benchmark Electronics, Inc. (Æ)(Ñ)	5,895	81
Bottomline Technologies, Inc. (Æ)	35,288	857
BroadSoft, Inc. (Æ)(Ñ)	5,680	204
Brocade Communications Systems, Inc. (Æ)	14,299	63
Cavium, Inc. (Æ)	14,900	487
Ceva, Inc. (Æ)	11,060	344
Checkpoint Systems, Inc. (Æ)	4,696	62
Ciber, Inc. (Æ)(Ñ)	92,093	320
comScore, Inc. (Æ)	23,182	489
Concur Technologies, Inc. (Æ)(Ñ)	7,600	354
Cree, Inc. (Æ)	2,447	65
Cypress Semiconductor Corp.	17,060	326
DealerTrack Holdings, Inc. (Æ)	48,700	1,056
Digimarc Corp. (Æ)(Ñ)	10,840	290
Diodes, Inc. (Æ)	13,312	298
DynaVox, Inc. Class A (Æ)(Ñ)	6,776	23
Earthlink, Inc.	119,361	837
Ebix, Inc. (Æ)(Ñ)	20,200	346
Ellie Mae, Inc. (Æ)(Ñ)	39,800	203
Emulex Corp. (Æ)	35,900	301
Entegris, Inc. (Æ)	57,196	512
Entropic Communications, Inc. (Æ)(Ñ)	37,790	220
Equinix, Inc. (Æ)	1,142	110
F5 Networks, Inc. (Æ)	2,470	257
Fairchild Semiconductor International, Inc. Class A (Æ)	31,841	477
FEI Co. (Æ)(Ñ)	5,700	227
Fortinet, Inc. (Æ)	15,640	361
Hittite Microwave Corp. (Æ)	11,000	579
Integrated Device Technology, Inc. (Æ)	71,263	433
Interactive Intelligence Group (Æ)	22,290	619
IPG Photonics Corp. (Æ)	1,991	105
Jabil Circuit, Inc.	7,013	144
JDS Uniphase Corp. (Æ)	5,618	67
Lam Research Corp. (Æ)	4,560	196
LivePerson, Inc. (Æ)(Ñ)	35,335	445
LogMeIn, Inc. (Æ)(Ñ)	19,500	793
LTX-Credence Corp. (Æ)	8,722	55
Magma Design Automation, Inc. (Æ)	49,905	264
MEMC Electronic Materials, Inc. (Æ)	8,527	51

156	Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Mentor Graphics Corp. (Æ)(Ñ)	9,771	111
MICROS Systems, Inc. (Æ)	4,213	207
Netlogic Microsystems, Inc. (Æ)	1,242	61
Newport Corp. (Æ)(Ñ)	8,837	122
NIC, Inc. (Ñ)	40,290	556
Nuance Communications, Inc. (Æ)(Ñ)	4,520	120
NVE Corp. (Æ)	1,270	70
ON Semiconductor Corp. (Æ)	15,008	114
Plexus Corp. (Æ)(Ñ)	26,950	693
Polycom, Inc. (Æ)	3,512	58
Progress Software Corp. (Æ)	42,653	898
Quest Software, Inc. (Æ)	26,800	471
Rackspace Hosting, Inc. (Æ)	4,510	187
RealPage, Inc. (Æ)	8,500	224
RF Micro Devices, Inc. (Æ)(Ñ)	19,603	144
Riverbed Technology, Inc. (Æ)	21,115	582
Rogers Corp. (Æ)	2,134	92
Rovi Corp. (Æ)(Ñ)	1,971	98
SBA Communications Corp. Class A (Æ)(Ñ)	3,103	118
SciQuest, Inc. (Æ)	24,000	356
Sina Corp. (Æ)(Ñ)	2,505	204
Skyworks Solutions, Inc. (Æ)	3,733	74
SuccessFactors, Inc. (Æ)(Ñ)	14,830	396
Syntel, Inc. (Ñ)	21,537	1,053
Tangoe, Inc. (Æ)	20,900	281
TIBCO Software, Inc. (Æ)	8,218	237
TriQuint Semiconductor, Inc. (Æ)	9,157	49
Ultimate Software Group, Inc. (Æ)(Ñ)	12,458	750
Ultratech, Inc. (Æ)	10,160	222
United Online, Inc. (Ñ)	17,844	105
Varian Semiconductor Equipment Associates, Inc. (Æ)	980	62
VeriFone Systems, Inc. (Æ)	8,932	377
Volterra Semiconductor Corp. (Æ)(Ñ)	5,800	137
Xyratex, Ltd. (Ñ)	5,282	72

		25,731

Utilities - 3.5%
Allete, Inc. (Ñ)	2,886	114
Avista Corp.	13,480	343
Black Hills Corp. (Ñ)	9,765	329
CenterPoint Energy, Inc.	7,554	157
Central Vermont Public Service Corp.	4,462	158
Cleco Corp.	18,743	691
Connecticut Water Service, Inc. (Ñ)	4,800	128
El Paso Electric Co.	5,436	174
Empire District Electric Co. (The)	20,118	402
Gran Tierra Energy, Inc. (Æ)	17,173	104
j2 Global Communications, Inc. (Ñ)	19,860	611
Level 3 Communications, Inc. (Æ)(Ñ)	2,691	72
Lone Pine Resources, Inc. (Æ)	350	3
National Fuel Gas Co. (Ñ)	3,059	187
New Jersey Resources Corp. (Ñ)	3,300	155
Northeast Utilities	6,648	230

	Principal Amount ($) or Shares		Market Value $
Northwest Natural Gas Co. (Ñ)	2,373		111
NorthWestern Corp.	18,790		647
NSTAR	4,513		204
Southwest Gas Corp.	4,371		173
Time Warner Telecom, Inc. Class A (Æ)	9,230		171

			5,164

Total Common Stocks (cost $106,847)			138,325

Short-Term Investments - 6.4%
Russell U.S. Cash Management Fund	9,498,662	(¥)	9,499

Total Short-Term Investments (cost $9,499)			9,499

Other Securities - 10.4%
Russell Investment Company Liquidating Trust (×)	976,635	(¥)	995
Russell U.S. Cash Collateral Fund (×)	14,454,742	(¥)	14,455

Total Other Securities (cost $15,431)			15,450

Total Investments - 109.9% (identified cost $131,777)			163,274

Other Assets and Liabilities, Net - (9.9%)			(14,749)

Net Assets - 100.0%			148,525

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Mid & Small Cap Fund	157

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
S&P Midcap 400 E-Mini Index Futures (CME)	117	USD	10,367	12/11	545

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					545

Presentation of Portfolio Holdings — October 31, 2011

Amounts in thousands

	Market Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets

Common Stocks
Consumer Discretionary	$23,755	$—	$—	$23,755	16.0
Consumer Staples	5,835	—	—	5,835	3.9
Energy	6,294	—	—	6,294	4.2
Financial Services	24,347	—	—	24,347	16.4
Health Care	17,082	—	—	17,082	11.5
Materials and Processing	7,160	—	—	7,160	4.8
Producer Durables	22,957	—	—	22,957	15.5
Technology	25,731	—	—	25,731	17.3
Utilities	5,164	—	—	5,164	3.5
Short-Term Investments	—	9,499	—	9,499	6.4
Other Securities	—	15,450	—	15,450	10.4

Total Investments	138,325	24,949	—	163,274	109.9

Other Assets and Liabilities, Net					(9.9)

					100.0

Other Financial Instruments
Futures Contracts	545	—	—	545	0.3

Total Other Financial Instruments*	$545	$—	$—	$545

*	Other financial instruments reflected, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant quarter to quarter transfers in and out of levels 1, 2 and 3 during the period ending October 31, 2011.

See accompanying notes which are an integral part of the financial statements.

158	Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Fair Value of Derivative Instruments — October 31, 2011

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts

Location: Statement of Assets and Liabilities - Assets
Daily variation margin on futures contracts*	$545

Derivatives not accounted for as hedging instruments	Equity Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$1,059

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$147

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Mid & Small Cap Fund	159

Russell Investment Company

Russell Global Opportunistic Credit Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

Russell Global Opportunistic Credit Fund - Class A ‡
	Total Return
1 Year	(0.60)%
Inception*	0.24	%§

Russell Global Opportunistic Credit Fund - Class C ‡‡
	Total Return
1 Year	2.51%
Inception*	3.06	%§

Russell Global Opportunistic Credit Fund - Class E
	Total Return
1 Year	3.22%
Inception*	3.81	%§

Russell Global Opportunistic Credit Fund - Class S ‡‡‡
	Total Return
1 Year	3.57%
Inception*	4.14	%§

Russell Global Opportunistic Credit Fund - Class Y ‡‡‡‡
	Total Return
1 Year	3.69%
Inception*	4.25	%§

BofA Merrill Lynch Global High Yield Index **
	Total Return
1 Year	3.47%
Inception*	5.72	%§

160	Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

The Russell Global Opportunistic Credit Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has three money managers.

What is the Fund’s investment objective?

The Fund seeks to provide total return.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2011?

For the fiscal year ended October 31, 2011, the Russell Global Opportunistic Credit Fund’s Class A, Class C, Class E, Class S, and Class Y Shares gained 3.24%, 2.51%, 3.22%, 3.57% and 3.69%, respectively. This is compared to the Fund’s benchmark, the BofA Merrill Lynch Global High Yield Index (U.S. Unhedged), which gained 3.47% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2011, the Lipper® Multi-Sector Income Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 3.24%. This return serves as a peer comparison and is expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other that the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The diverging performance of global high yield corporate bonds and emerging market debt was evident in the benchmark-relative performance of the Fund over much of the fiscal year ended October 31, 2011, as compared to the BofA Merrill Lynch Global High Yield Index. The continued rally in credit risk assets that occurred over the first half of the year led to positive returns in global high yield corporate bonds (“GHY”) with the BofA Merrill Lynch Global High Yield Index returning 6.75% through April of the fiscal year. Political unrest in North Africa had a significant impact on emerging market debt (“EMD”) as investor fears of heightened political risk grew. This was evidenced in the returns of the JP Morgan Emerging Market Bond Global Diversified Index, which returned -1.38% over the first half of the fiscal year. Rising interest rates contributed to the underperformance in EMD, which has more duration exposure than GHY. The Fund’s 40% strategic weight to EMD contributed materially to underperformance relative to the Fund’s primary benchmark over the first half of the fiscal year.

In the second half of the year, the Fund’s conservative positioning relative to the Index, which is fully exposed to GHY and does not contain exposure to EMD, led to positive benchmark-relative performance. EMD recovered quickly from the selloff following the North Africa political revolutions and its performance remained strong relative to GHY for much of the latter half of the year. Despite the risk sell off in August, the duration exposure of EMD kept the Fund’s absolute performance positive until September. However, in September, as EMD mutual funds experienced large redemptions due to investors seeking the safety of U.S. Treasuries, assets flowed out of emerging markets and the value of emerging market assets dropped, with emerging market corporate bonds and currencies losing considerable value. Overall, the Fund’s holdings of EMD did not perform as strongly as the Fund’s GHY holdings, and therefore EMD detracted from overall Fund performance for the fiscal year.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

The Fund’s money managers take a variety of active approaches and each tends to focus on distinct portions of the investable universe. All three outperformed the Fund’s primary benchmark over the fiscal year. While the market was highly volatile, money managers were generally successful in selecting securities that realized high yields over the period and avoiding securities that experienced sustained pressure on their creditworthiness. The GHY-focused managers, Oaktree Capital Management, L.P. (“Oaktree”) and DDJ Capital Management, LLC (“DDJ”), both benefited from their strategic underweights to high yield financials.

DDJ was the top performing money manager over the quarter as its focus on idiosyncratic security selection proved beneficial. The manager increased its allocation to private loans over the year and these positions had strong relative performance in the latter half of the fiscal year due to the additional structural protection they provide by being high in a company’s capital structure. The manager’s emphasis on small to mid-cap companies led to a less liquid portfolio than the benchmark and peers, and as a result, the portfolio was more insulated from the substantial GHY mutual fund outflows and depressed prices that occurred in the third quarter, which benefited the manager’s performance over that time. However, as the market rebounded in October, DDJ’s performance lagged during the rally as these more illiquid holdings experienced less of a rebound.

Oaktree’s positive performance relative to benchmark was primarily due to two factors: its strategic underweight to financials and a strategic overweight to higher quality segments of the GHY market, which suffered less during the second half sell off. Oaktree also invests approximately 40% of its portfolio

Russell Global Opportunistic Credit Fund	161

Russell Investment Company

Russell Global Opportunistic Credit Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

in Europe, and while security selection within the region was mixed, exposure to the region was positive for performance as the European market rallied considerably during the first half of the year and in October. The manager’s hedging of European currency risk using currency forwards did not have a material impact on performance over the year, as the euro closed the year in nearly the same place that it started relative to the dollar.

Stone Harbor Investment Partners LP’s (“Stone Harbor”) performance was significantly impacted by the fiscal year’s risk-on, risk-off environment. The manager’s mandate to invest in EMD struggled relative to the Fund’s benchmark during the risk-on environment in the first half of the year, but performed well relative to the Fund’s benchmark in the latter half of the year as riskier GHY assets sold off. Stone Harbor’s exposure to emerging market corporate bonds and local currencies generally detracted from performance over the year. In particular, exposure to credit-linked notes and Chinese corporate bonds hurt performance in the latter half of the year. However, strong country selection within sovereign government bonds led to positive performance overall.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager line-up during the fiscal year.

Money Managers as of October 31, 2011	Styles
DDJ Capital Management, LLC	High Yield
Oaktree Capital Management, L.P.	High Yield
Stone Harbor Investment Partners LP	Emerging Markets Debt

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued Class A, C, E, S, and Y Shares on October 1, 2010.

**	The Bank of America Merrill Lynch Global High Yield Index is composed of below investment grade bonds of corporate issuers domiciled in countries having an investment foreign currency long-term debt rating.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

162	Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Shareholder Expense Example — October 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2011 to October 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$999.00	$1,019.26
Expenses Paid During Period*	$5.95	$6.01

*	Expenses are equal to the Fund’s annualized expense ratio of 1.18% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$996.10	$1,015.48
Expenses Paid During Period*	$9.71	$9.80

*	Expenses are equal to the Fund’s annualized expense ratio of 1.93% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$999.00	$1,019.26
Expenses Paid During Period*	$5.95	$6.01

*	Expenses are equal to the Fund’s annualized expense ratio of 1.18% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Global Opportunistic Credit Fund	163

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Shareholder Expense Example, continued — October 31, 2011 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$1,001.00	$1,020.62
Expenses Paid During Period*	$4.59	$4.63

*	Expenses are equal to the Fund’s annualized expense ratio of 0.91% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$1,001.90	$1,021.12
Expenses Paid During Period*	$4.09	$4.13

*	Expenses are equal to the Fund’s annualized expense ratio of 0.81% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

164	Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Long-Term Fixed Income Investments - 88.4%
Argentina - 2.3%
Argentina Government International Bond
6.500% due 12/15/35	EUR	7,478	1,407
Series dis
5.830% due 12/31/33	ARS	5,828	1,940
Argentina Republic Government International Bond
Series disEUR
7.820% due 12/31/33	EUR	1,804	1,498
Series dscEUR
7.820% due 12/31/33	EUR	6,263	5,200
Argentine Republic Government International Bond
Series $DSC
8.280% due 12/31/33		5,003	3,802
Series NY
3.750% due 03/31/19		4,407	1,642
8.280% due 12/31/33		1,253	984
Capex SA
10.000% due 03/10/18 (Þ)		646	530
Empresa Distribuidora Y Comercializadora Norte
9.750% due 10/25/22 (Þ)		329	265
Series REGS
9.750% due 10/25/22		250	201
IRSA Inversiones y Representaciones SA
11.500% due 07/20/20 (Þ)		500	503
Tarjeta Naranja SA
9.000% due 01/28/17 (Þ)		160	155

			18,127

Australia - 0.0%
Mirabela Nickel, Ltd.
8.750% due 04/15/18 (Þ)		155	138

Barbados - 0.1%
Columbus International, Inc.
11.500% due 11/20/14 (Þ)		250	259
Series REGS
11.500% due 11/20/14		347	359

			618

Belgium - 0.2%
Ontex IV S.A.
9.000% due 04/15/19	EUR	1,050	1,242
Ontex IV SA
Series REGS
9.000% due 04/15/19	EUR	450	532

			1,774

Bermuda - 0.5%
Digicel Group, Ltd.
9.125% due 01/15/15 (Þ)		640	645
Series REGS
10.500% due 04/15/18		500	515

	Principal Amount ($) or Shares	Market Value $
Digicel, Ltd.
Series REGS
8.250% due 09/01/17	410	418
Inkia Energy, Ltd.
8.375% due 04/04/21 (Þ)	351	357
Qtel International Finance, Ltd.
4.750% due 02/16/21 (Þ)	264	269
5.000% due 10/19/25 (Þ)	895	900
Series REGS
7.875% due 06/10/19	240	296
4.750% due 02/16/21	300	305

		3,705

Brazil - 2.1%
Banco Cruzeiro do Sul SA
8.875% due 09/22/20 (Þ)	691	525
Series REGS
8.875% due 09/22/20	341	259
BM&FBovespa SA
5.500% due 07/16/20 (Þ)	499	512
BR Malls International Finance, Ltd.
8.500% due 01/29/49 (ƒ)(Þ)	265	274
BR Properties SA
Series REGS
9.000% due 10/29/49 (ƒ)	282	283
Brazilian Government International Bond
6.000% due 01/17/17	185	216
5.875% due 01/15/19	1,200	1,407
4.875% due 01/22/21	3,986	4,403
8.875% due 04/15/24	1,788	2,603
8.750% due 02/04/25	558	810
8.250% due 01/20/34	565	822
7.125% due 01/20/37	480	642
Hypermarcas SA
6.500% due 04/20/21 (Þ)	1,155	1,120
NET Servicos de Comunicacao SA
7.500% due 01/27/20	432	491
OGX Petroleo e Gas Participacoes SA
8.500% due 06/01/18 (Þ)	1,205	1,193
Telemar Norte Leste SA
5.500% due 10/23/20 (Þ)	1,006	1,014

		16,574

Canada - 1.3%
Cascades, Inc.
7.750% due 12/15/17	1,935	1,896
Harvest Operations Corp.
6.875% due 10/01/17 (Þ)	1,450	1,497
National Money Mart Co.
10.375% due 12/15/16	1,800	1,890
Novelis, Inc.
8.375% due 12/15/17	855	923
8.750% due 12/15/20	1,895	2,066
Precision Drilling Corp.
6.500% due 12/15/21 (Þ)	1,735	1,830

		10,102

Russell Global Opportunistic Credit Fund	165

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Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Cayman Islands - 1.5%
Banco Continental SA via Continental Senior Trustees Cayman, Ltd.
5.500% due 11/18/20 (Þ)		360	348
China Liansu Group Holdings, Ltd.
7.875% due 05/13/16 (Þ)		656	571
Countrywide Holdings, Ltd.
Series REGS
10.000% due 05/08/18	GBP	1,515	2,290
DP World Sukuk Ltd.
6.250% due 07/02/17		750	780
Dubai Holding Commercial Operations MTN, Ltd.
4.750% due 01/30/14	EUR	100	119
Series EMtN
6.000% due 02/01/17	GBP	550	672
Evergrande Real Estate Group, Ltd.
13.000% due 01/27/15 (Þ)		350	303
Series REGS
13.000% due 01/27/15		395	341
General Shopping Finance, Ltd.
10.000% due 11/09/15 (ƒ)(Þ)		663	657
Series REGS
10.000% due 12/29/49 (ƒ)		100	99
Gruposura Finance
5.700% due 05/18/21 (Þ)		361	367
Hutchison Whampoa International 10, Ltd.
Series REGS
6.000% due 12/29/49 (ƒ)		811	817
IPIC GMTN, Ltd.
3.750% due 03/01/17 (Å)		850	849
Kaisa Group Holdings, Ltd.
Series REGS
13.500% due 04/28/15		613	490
MIE Holdings Corp.
9.750% due 05/12/16 (Þ)		706	635
Minerva Overseas II, Ltd.
10.875% due 11/15/19 (Þ)		500	435
Odebrecht Drilling Norbe VIII/IX, Ltd.
6.350% due 06/30/21 (Þ)		685	716
Series REGS
6.350% due 06/30/21		480	501
Odebrecht Finance, Ltd.
Series REGS
7.000% due 04/21/20		150	161
Petrobras International Finance Co. - Pifco
5.375% due 01/27/21		130	137
Texhong Textile Group, Ltd.
7.625% due 01/19/16 (Þ)		202	160
Series REGS
7.625% due 01/19/16		208	164

			11,612

	Principal Amount ($) or Shares		Market Value $
Chile - 0.3%
Cencosud SA
5.500% due 01/20/21 (Þ)		500	510
Corp. Nacional del Cobre de Chile
Series REGS
6.150% due 10/24/36		1,749	2,082

			2,592

Colombia - 2.2%
Bogota Distrito Capital
Series REGS
9.750% due 07/26/28	COP	4,000,000	2,988
Series REGS
9.750% due 07/26/28	COP	800,000	598
Colombia Government International Bond
2.080% due 11/16/15 (Ê)		3,625	3,634
7.375% due 01/27/17		2,781	3,379
7.750% due 04/14/21	COP	1,391,000	875
4.375% due 07/12/21		980	1,024
7.375% due 09/18/37		3,589	4,881

			17,379

Croatia - 0.3%
Croatia Government International Bond
6.375% due 03/24/21 (Þ)		2,766	2,704

Cyprus - 0.1%
Mriya Agro Holding PLC
10.950% due 03/30/16 (Þ)		610	550

Dominican Republic - 0.0%
Capital Cana SA
10.000% due 04/30/16 (Þ)		250	75

El Salvador - 0.4%
El Salvador Government International Bond
Series REGS
7.375% due 12/01/19		2,775	3,025

France - 0.7%
Cie Generale de Geophysique - Veritas
6.500% due 06/01/21 (Þ)		2,000	1,990
Rexel SA
7.000% due 12/17/18	EUR	1,040	1,381
SPCM SA
Series REGS
8.250% due 06/15/17	EUR	1,260	1,752

			5,123

Germany - 1.7%
ALBA Group PLC & Co. KG
8.000% due 05/15/18 (Þ)	EUR	1,790	2,427
Deutsche Bank AG/London
9.375% due 02/13/18 (Þ)		1,604	1,575

166	Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Kabel BW Musketeer GmbH
9.500% due 03/15/21 (Þ)	EUR	1,200	1,644
Series REGS
9.500% due 03/15/21	EUR	510	698
KUKA AG
Series REGS
8.750% due 11/15/17	EUR	1,680	2,313
Styrolution Group GmbH
7.625% due 05/15/16 (Þ)	EUR	1,540	1,684
Series REGS
7.625% due 05/15/16	EUR	250	273
Unitymedia GmbH
Series ReGS
9.625% due 12/01/19	EUR	1,575	2,310

			12,924

Ghana - 0.1%
Republic of Ghana
Series REGS
8.500% due 10/04/17		943	1,056

India - 0.1%
Axis Bank
7.125% due 06/28/22		126	114
Bank of India
6.994% due 03/29/49 (ƒ)		137	122
ICICI Bank, Ltd.
5.750% due 11/16/20 (Þ)		375	371

			607

Indonesia - 1.3%
Adaro Indonesia PT
Series REGS
7.625% due 10/22/19		496	532
Republic of Indonesia
6.875% due 01/17/18		3,023	3,567
11.625% due 03/04/19		2,767	4,123
5.875% due 03/13/20		1,643	1,873

			10,095

Iraq - 1.4%
Republic of Iraq
Series REGS
5.800% due 01/15/28		12,750	10,806

Ireland - 0.9%
Alfa Bank OJSC Via Alfa Bond Issuance PLC
7.875% due 09/25/17 (Þ)		372	368
Ardagh Packaging Finance PLC
Series 144a
7.375% due 10/15/17 (Þ)	EUR	1,175	1,618
Series REGS
9.250% due 10/15/20	EUR	500	650
Metalloinvest Finance, Ltd.
6.500% due 07/21/16 (Þ)		1,358	1,299

	Principal Amount ($) or Shares		Market Value $
Novatek Finance, Ltd.
6.604% due 02/03/21 (Þ)		1,183	1,232
SCF Capital, Ltd.
5.375% due 10/27/17 (Þ)		661	603
Smurfit Kappa Acquisitions
Series REGS
7.750% due 11/15/19	EUR	500	713
Vimpel Communications Via VIP Finance Ireland, Ltd. OJSC
7.748% due 02/02/21 (Þ)		528	507

			6,990

Jersey - 0.1%
West China Cement, Ltd.
7.500% due 01/25/16 (Þ)		411	355
Series REGS
7.500% due 01/25/16		468	405

			760

Kazakhstan - 0.9%
BTA Bank JSC
12.500% due 01/01/13 (Þ)		783	435
Zero coupon due 07/01/20 (Þ)		1,427	64
Series REGS
12.500% due 01/01/13		1,348	748
KazMunayGas National Co.
9.125% due 07/02/18 (Þ)		272	329
6.375% due 04/09/21 (Þ)		713	760
Series REGS
8.375% due 07/02/13		560	596
11.750% due 01/23/15		369	448
7.000% due 05/05/20		2,364	2,589
Zhaikmunai LLP
10.500% due 10/19/15 (Þ)		363	361
Series REGS
10.500% due 10/19/15		580	577

			6,907

Luxembourg - 3.7%
Aguila 3 SA
7.875% due 01/31/18 (Þ)		1,395	1,367
Series REGs
7.875% due 01/31/18	CHF	850	939
APERAM
7.750% due 04/01/18 (Þ)		2,515	2,213
Capsugel FinanceCo SCA
9.875% due 08/01/19 (Þ)	EUR	1,800	2,540
ConvaTec Healthcare E SA
7.375% due 12/15/17 (Þ)	EUR	635	888
Series REGS
7.375% due 12/15/17	EUR	1,140	1,593
Evraz Group SA
6.750% due 04/27/18 (Þ)		1,237	1,167
Expro Finance Luxembourg SCA
8.500% due 12/15/16 (Þ)		2,650	2,557

Russell Global Opportunistic Credit Fund	167

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Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

FMC Finance VIII SA
6.500% due 09/15/18 (Þ)	EUR	900	1,345
Greif Luxembourg Finance SCA
7.375% due 07/15/21 (Þ)	EUR	700	969
Intelsat Jackson Holdings SA
7.250% due 04/01/19 (Þ)		65	66
7.250% due 10/15/20 (Þ)		2,500	2,506
KION Finance SA
Series REGS
7.875% due 04/15/18	EUR	2,000	2,352
MHP SA
10.250% due 04/29/15 (Þ)		150	142
Series REGS
10.250% due 04/29/15		200	189
Picard Bondco SA
Series REGS
9.000% due 10/01/18	EUR	1,420	1,984
Sunrise Communications Holdings SA
8.500% due 12/31/18 (Þ)	EUR	1,730	2,358
Telenet Finance III Luxembourg SCA
Series REGS
6.625% due 02/15/21	EUR	500	675
Telenet Finance Luxembourg SCA
Series REGS
6.375% due 11/15/20	EUR	485	644
Wind Acquisition Finance SA
Series REGS
11.750% due 07/15/17	EUR	1,600	2,192
Zinc Capital SA
8.875% due 05/15/18	EUR	245	279

			28,965

Malaysia - 2.3%
Malaysia Government Bond
Series 0110
3.835% due 08/12/15	MYR	10,530	3,498
Series 0409
3.741% due 02/27/15	MYR	3,625	1,200
Series 2/04
5.094% due 04/30/14	MYR	5,170	1,765
Penerbahgan Malaysia Berhad
5.625% due 03/15/16		3,500	3,888
Petronas Capital, Ltd.
Series REGS
5.250% due 08/12/19		647	732
7.875% due 05/22/22		4,603	6,267
Petronas Global Sukuk, Ltd.
4.250% due 08/12/14 (Þ)		616	652

			18,002

Mexico - 3.4%
Alestra SA
11.750% due 08/11/14		395	433
America Movil SAB de CV
2.375% due 09/08/16		1,912	1,909
Axtel SAB de CV
7.625% due 02/01/17 (Þ)		240	203

	Principal Amount ($) or Shares		Market Value $
Series REGS
9.000% due 09/22/19		365	317
Bank of New York Mellon SA Institucion de Banca Multiple
9.625% due 05/02/21 (Þ)		1,011	905
BBVA Bancomer SA
Series REGS
4.500% due 03/10/16		208	208
Cemex SAB de CV
5.369% due 09/30/15 (Ê)(Þ)		865	640
9.000% due 01/11/18 (Þ)		487	407
Series REGS
9.000% due 01/11/18		300	250
Desarrolladora Homex SAB de CV
7.500% due 09/28/15		150	149
Grupo Bimbo SAB de CV
4.875% due 06/30/20 (Þ)		131	137
Mexican Bonos
Series M 20
8.500% due 05/31/29	MXN	17,010	1,458
Series M20
7.750% due 05/29/31	MXN	11,770	926
Series M
6.500% due 06/10/21	MXN	53,580	4,110
Mexican Bonos Desarr
8.500% due 11/18/38	MXN	34,000	2,845
Mexico Government International Bond
5.625% due 01/15/17		1,004	1,145
5.125% due 01/15/20		1,192	1,328
8.300% due 08/15/31		2,279	3,305
5.750% due 10/12/10		2,896	2,942
Series GMTN
5.950% due 03/19/19		2,602	3,048

			26,665

Netherlands - 2.6%
BLT Finance BV
Series REGS
7.500% due 05/15/14		124	54
Carlson Wagonlit BV
Series REGS
7.360% due 05/01/15 (Ê)	EUR	1,800	2,055
Conti-Gummi Finance BV
Series REGS
7.500% due 09/15/17	EUR	1,425	2,021
HeidelbergCement Finance BV
7.500% due 04/03/20	EUR	1,690	2,347
Indosat Palapa Co. BV
7.375% due 07/29/20 (Þ)		250	275
InterXion Holding NV
Series REGS
9.500% due 02/12/17	EUR	360	533
MDC-GMTN B.V.
Series REGS
3.750% due 04/20/16		200	207
Metinvest BV
8.750% due 02/14/18 (Þ)		805	765

168	Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Myriad International Holding BV
6.375% due 07/28/17 (Þ)		500	536
Series REGS
6.375% due 07/28/17		770	826
Phoenix PIB Finance BV
Series REGS
9.625% due 07/15/14	EUR	600	897
Refresco Group BV
Series 144a
7.375% due 05/15/18 (Þ)	EUR	1,760	2,350
Sensata Technologies BV
6.500% due 05/15/19 (Þ)		2,575	2,575
UPC Holding BV
Series REGS
8.375% due 08/15/20	EUR	1,675	2,283
VimpelCom Holdings BV
7.504% due 03/01/22 (Þ)		480	450
Series REGS
6.255% due 03/01/17		500	476
Ziggo Bond Co. BV
Series REGS
8.000% due 05/15/18	EUR	1,395	1,969

			20,619

Panama - 1.2%
Panama Government International Bond
5.200% due 01/30/20		4,100	4,576
9.375% due 04/01/29		3,145	4,859

			9,435

Peru - 0.4%
Banco de Credito del Peru
5.375% due 09/16/20 (Þ)		369	361
Peruvian Government International Bond
8.375% due 05/03/16		672	832
8.750% due 11/21/33		1,505	2,261

			3,454

Philippines - 1.0%
Philippine Government International Bond
4.000% due 01/15/21		5,091	5,180
4.950% due 01/15/21	PHP	28,000	632
9.500% due 02/02/30		402	614
6.375% due 10/23/34		1,064	1,261

			7,687

Poland - 1.6%
Poland Government International Bond
6.375% due 07/15/19		7,624	8,554
4.000% due 03/23/21	EUR	652	839
5.125% due 04/21/21		1,598	1,630
5.000% due 03/23/22		1,795	1,773

			12,796

	Principal Amount ($) or Shares		Market Value $
Puerto Rico - 0.3%
Warner Chilcott Co. LLC / Warner Chilcott Finance LLC
7.750% due 09/15/18		1,865	1,944

Qatar - 0.4%
Qatar Government International Bond
5.250% due 01/20/20 (Þ)		886	981
Series REGS
5.250% due 01/20/20		2,023	2,241

			3,222

Russia - 3.2%
Russia Government International Bond
Series REGS
7.500% due 03/31/30		10,713	12,695
Russian Foreign Bond
7.500% due 03/31/30		4,490	5,321
Russian Foreign Bond - Eurobond
Series REGS
11.000% due 07/24/18		128	180
5.000% due 04/29/20		6,100	6,344
12.750% due 06/24/28		364	631

			25,171

Singapore - 0.1%
Bakrie Telecom Pte, Ltd.
Series REGS
11.500% due 05/07/15		519	343
Bumi Investment Pte, Ltd.
10.750% due 10/06/17 (Þ)		493	510
STATS ChipPAC, Ltd.
5.375% due 03/31/16 (Þ)		175	177
Yanlord Land Group, Ltd.
Series REGS
9.500% due 05/04/17		106	91

			1,121

South Africa - 2.0%
South Africa Government Bond
10.500% due 12/21/26	ZAR	11,710	1,757
Series R208
6.750% due 03/31/21	ZAR	33,010	3,864
South Africa Government International Bond
6.875% due 05/27/19		860	1,039
5.500% due 03/09/20		4,540	5,051
5.875% due 05/30/22		2,142	2,442
6.250% due 03/08/41		1,182	1,371

			15,524

South Korea - 0.2%
Export-Import Bank of Korea
8.125% due 01/21/14		850	944
4.375% due 09/15/21		675	675

			1,619

Russell Global Opportunistic Credit Fund	169

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Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Spain - 0.9%
Abengoa Finance SAU
8.875% due 11/01/17 (Þ)		1,950	1,970
Abengoa SA
8.500% due 03/31/16	EUR	450	616
Cemex Espana Luxembourg
Series REGS
8.875% due 05/12/17	EUR	51	45
Inaer Aviation Finance, Ltd.
Series REGS
9.500% due 08/01/17	EUR	1,785	2,211
Obrascon Huarte Lain SA
7.375% due 04/28/15	EUR	1,750	2,421

			7,263

Sweden - 0.3%
Stena AB
Series REGS
6.125% due 02/01/17	EUR	1,850	2,329

Turkey - 1.3%
Turkey Government International Bond
7.250% due 03/15/15		1,000	1,120
7.500% due 11/07/19		2,282	2,715
7.000% due 06/05/20		3,297	3,783
5.125% due 03/25/22		1,305	1,309
6.875% due 03/17/36		583	646
Yuksel Insaat AS
Series REGS
9.500% due 11/10/15		317	243

			9,816

Ukraine - 0.4%
Ukraine Government International Bond
6.875% due 09/23/15 (Þ)		1,425	1,347
6.250% due 06/17/16 (Þ)		642	608
Series REGs
7.750% due 09/23/20		765	732
Series REGS
7.650% due 06/11/13		150	148

			2,835

United Arab Emirates - 0.1%
DP World, Ltd.
Series REGS
6.850% due 07/02/37		880	837

United Kingdom - 2.4%
Anglian Water Osprey Financing PLC
7.000% due 01/31/18	GBP	1,515	2,339
British Airways PLC
8.750% due 08/23/16	GBP	785	1,253
Crown Newco 3 PLC
8.875% due 02/15/18	GBP	760	1,136
EC Finance PLC
9.750% due 08/01/17 (Þ)	EUR	910	1,121

	Principal Amount ($) or Shares		Market Value $
Series REGS
9.750% due 08/01/17	EUR	855	1,053
European Bank for Reconstruction & Development
Series GMTN
7.200% due 06/08/16	IDR	6,390,000	728
Ferrexpo Finance PLC
7.875% due 04/07/16 (Þ)		667	640
HSBC Bank PLC
8.250% due 07/15/21 (Þ)	IDR	6,000,000	764
Kerling PLC
Series REGS
10.625% due 02/01/17	EUR	1,600	2,059
Ladbrokes Group Finance PLC
7.625% due 03/05/17	GBP	1,475	2,413
Phones4u Finance PLC
9.500% due 04/01/18	GBP	1,100	1,468
Series REGS
9.500% due 04/01/18	GBP	420	561
Priory Group No. 3 PLC
Series REGS
7.000% due 02/15/18	GBP	100	159
8.875% due 02/15/19	GBP	800	1,196
Thomas Cook Group PLC
7.750% due 06/22/17	GBP	580	709
Ukreximbank Via Biz Finance PLC
Series REGS
8.375% due 04/27/15		700	658
Vedanta Resources PLC
8.250% due 06/07/21 (Þ)		698	646

			18,903

United States - 38.1%
ACCO Brands Corp.
7.625% due 08/15/15		1,480	1,469
AES Corp. (The)
8.000% due 10/15/17		930	1,021
7.375% due 07/01/21 (Þ)		735	786
Alere, Inc.
9.000% due 05/15/16		2,590	2,616
Altegrity, Inc.
10.500% due 11/01/15 (Þ)		220	211
AMC Entertainment, Inc.
9.750% due 12/01/20		5,960	5,781
AMC Networks, Inc.
7.750% due 07/15/21 (Þ)		1,865	2,024
American Airlines, Inc.
7.500% due 03/15/16 (Þ)		1,530	1,285
Ameristar Casinos, Inc.
7.500% due 04/15/21 (Þ)		1,210	1,240
Amscan Holdings, Inc.
8.750% due 05/01/14		4,000	4,020
Applied Extrusion Technology Corp. 2nd Lien Term Loan
1.000% due 09/02/15		3,520	3,520
Arch Coal, Inc.
7.000% due 06/15/19 (Þ)		1,950	2,018

170	Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

ARS Intermediate Holdings LLC
Series AI
13.625% due 11/15/15 (Å)	2,000	1,965
Atkore International, Inc.
9.875% due 01/01/18 (Þ)	2,010	2,015
Berry Petroleum Co.
6.750% due 11/01/20	1,305	1,316
Beverages & More, Inc.
9.625% due 10/01/14 (Þ)	4,295	4,338
BioScrip, Inc.
10.250% due 10/01/15	650	655
Brickman Group Holdings, Inc.
9.125% due 11/01/18 (Þ)	2,000	1,820
Building Materials Corp. of America
7.500% due 03/15/20 (Þ)	1,875	1,997
Bumble Bee Acquisition Corp.
9.000% due 12/15/17 (Þ)	2,980	2,987
C&S Group Enterprises LLC
8.375% due 05/01/17 (Þ)	1,885	1,951
Caesars Entertainment Operating Co., Inc.
3.253% due 01/28/15	2,480	2,180
11.250% due 06/01/17	5,545	5,933
Capella Healthcare, Inc.
9.250% due 07/01/17 (Þ)	2,445	2,518
Casella Waste Systems, Inc.
7.750% due 02/15/19	520	499
CCH II LLC / CCH II Capital Corp.
13.500% due 11/30/16	2,650	3,054
CCO Holdings LLC / CCO Holdings Capital Corp.
7.000% due 01/15/19	495	514
6.500% due 04/30/21	1,370	1,370
CDRT Merger Sub, Inc.
8.125% due 06/01/19 (Þ)	3,115	3,115
CDW LLC / CDW Finance Corp.
8.250% due 12/15/18 (Þ)	3,250	3,348
Cengage Learning Acquisitions, Inc.
10.500% due 01/15/15 (Þ)	6,550	5,175
Century Aluminum Co.
8.000% due 05/15/14	150	152
Chesapeake Energy Corp.
6.625% due 08/15/20	1,000	1,084
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc.
6.625% due 11/15/19 (Å)	420	432
Citigroup Funding, Inc.
1.000% due 07/25/24	200,000	129
Series emt1
11.000% due 07/27/20	1,800,000	1,178
Series eMt3
11.000% due 07/27/20	1,195,000	782
Claire’s Stores, Inc.
8.875% due 03/15/19	4,780	3,848
Clear Channel Communications, Inc.
10.750% due 08/01/16	190	139
9.000% due 03/01/21	4,670	4,156

	Principal Amount ($) or Shares	Market Value $
Clear Channel Worldwide Holdings, Inc.
9.250% due 12/15/17	60	65
Clearwater Paper Corp.
7.125% due 11/01/18	1,900	1,981
CommScope, Inc.
8.250% due 01/15/19 (Þ)	1,835	1,807
Cott Beverages, Inc.
8.125% due 09/01/18	1,850	1,975
Cumulus Media, Inc.
7.750% due 05/01/19 (Þ)	2,260	2,079
Denbury Resources, Inc.
6.375% due 08/15/21	2,010	2,070
DISH DBS Corp.
6.750% due 06/01/21	1,900	1,962
Dynacast International LLC / Dynacast Finance, Inc.
9.250% due 07/15/19 (Å)	40	37
Education Management LLC / Education Management Finance Corp.
8.750% due 06/01/14	1,950	1,931
Emdeon, Inc.
11.000% due 12/31/19 (Å)	1,415	1,472
Empire Today LLC / Empire Today Finance Corp.
11.375% due 02/01/17 (Þ)	1,050	984
Endesa Costanera Sociedad Anon
Zero coupon due 03/30/12 (Ê)	524	524
FGI Holding Co., Inc.
11.250% due 10/01/15	1,545	1,537
First Data Corp.
7.375% due 06/15/19 (Þ)	1,835	1,817
Ford Motor Co.
7.450% due 07/16/31	3,380	4,022
Foresight Energy LLC / Foresight Energy Corp.
9.625% due 08/15/17 (Þ)	3,425	3,459
Fresenius Medical Care US Finance, Inc.
Series 144a
6.500% due 09/15/18 (Þ)	870	914
Giant Funding Corp.
8.250% due 02/01/18 (Þ)	1,380	1,452
Graham Packaging Co., LP / GPC Capital Corp. I
9.875% due 10/15/14	2,500	2,534
GXS Worldwide, Inc.
9.750% due 06/15/15	1,680	1,562
Harbinger Group, Inc.
10.625% due 11/15/15	1,810	1,815
Harrahs Operating Company
Zero coupon due 01/28/15	269	237
HCA, Inc.
7.500% due 02/15/22	2,385	2,433
HUB International Holdings, Inc.
9.000% due 12/15/14 (Þ)	2,600	2,587
Huntington Ingalls Industries, Inc.
6.875% due 03/15/18 (Þ)	590	594
7.125% due 03/15/21 (Þ)	555	562

Russell Global Opportunistic Credit Fund	171

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Icon Health & Fitness
11.875% due 10/15/16 (Þ)	30	25
Immucor, Inc.
11.125% due 08/15/19 (Þ)	4,085	4,228
INC Research LLC
11.500% due 07/15/19 (Þ)	1,840	1,656
J Crew Group, Inc.
8.125% due 03/01/19	1,230	1,181
JBS USA LLC/JBS USA Finance, Inc.
7.250% due 06/01/21 (Þ)	1,090	1,014
JMC Steel Group
8.250% due 03/15/18 (Þ)	520	515
Kraton Polymers LLC/Kraton Polymers Capital Corp.
6.750% due 03/01/19	2,110	2,036
Kratos Defense & Security Solutions, Inc.
10.000% due 06/01/17	185	191
10.000% due 06/01/17 (Þ)	395	409
Kronos International, Inc.
6.500% due 04/15/13	352	487
Level 3 Financing, Inc.
8.125% due 07/01/19 (Þ)	565	560
Series WI
9.375% due 04/01/19	2,270	2,372
Levi Strauss & Co.
7.750% due 05/15/18	775	1,030
7.625% due 05/15/20	1,500	1,534
Linn Energy LLC/Linn Energy Finance Corp.
6.500% due 05/15/19 (Þ)	1,960	1,970
MedAssets, Inc.
8.000% due 11/15/18 (Þ)	4,080	3,998
Mercer International, Inc.
9.500% due 12/01/17	1,960	1,985
Merrill Communications, LLC Term Loan B
1.000% due 11/22/12	6,243	5,981
Michaels Stores, Inc.
7.750% due 11/01/18	2,090	2,121
Midwest Gaming Borrower LLC / Midwest Finance Corp.
11.625% due 04/15/16 (Þ)	1,660	1,743
Midwest Generation LLC
Series B
8.560% due 01/02/16	1,426	1,455
Mueller Water Products, Inc.
7.375% due 06/01/17	2,205	1,940
Murray Energy Corp.
10.250% due 10/15/15 (Þ)	1,750	1,715
National Mentor Holdings, Inc.
1.000% due 02/09/17	1,443	1,320
12.500% due 02/15/18 (Þ)	1,590	1,455
NBTY, Inc.
Series WI
9.000% due 10/01/18	2,685	2,883
NCO Group, Inc. Term Loan B
1.000% due 05/15/13	6,046	5,950

	Principal Amount ($) or Shares	Market Value $
Neiman Marcus Group, Inc. (The)
10.375% due 10/15/15	565	588
New Star Metals, Inc.
1.000% due 06/18/15 (Å)	6,750	6,750
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC
8.875% due 03/15/18	2,350	2,432
Nortek, Inc.
8.500% due 04/15/21 (Þ)	1,375	1,220
North Atlantic Trading Co.
11.500% due 07/15/16 (Þ)	2,150	2,043
19.000% due 01/15/17 (Þ)	840	785
NRG Energy, Inc.
7.625% due 01/15/18 (Þ)	1,350	1,367
Oasis Petroleum, Inc.
6.500% due 11/01/21	1,190	1,196
Paperworks Industries, Inc. Term Loan
1.000% due 07/12/16	1,410	1,409
1.000% due 07/20/16	4,496	4,496
Pemex Project Funding Master Trust
Series REGS
5.500% due 02/24/25	2,100	2,740
Penske Automotive Group, Inc.
7.750% due 12/15/16	1,600	1,640
Pilgrim’s Pride Corp.
7.875% due 12/15/18 (Þ)	2,640	2,191
Pinnacle Entertainment, Inc.
8.750% due 05/15/20	1,898	1,917
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.
9.250% due 04/01/15	2,000	2,070
Ply Gem Industries, Inc.
8.250% due 02/15/18	1,130	1,065
Polymer Group, Inc.
7.750% due 02/01/19 (Þ)	1,960	2,034
Production Resource Group, Inc.
8.875% due 05/01/19 (Þ)	1,305	1,188
Radiation Therapy Services, Inc.
9.875% due 04/15/17	3,500	2,914
Realogy Corp.
1.000% due 10/15/17	2,250	2,196
Revlon Consumer Products Corp.
9.750% due 11/15/15	2,000	2,145
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu
7.125% due 04/15/19 (Þ)	2,400	2,448
7.875% due 08/15/19 (Þ)	398	416
6.875% due 02/15/21 (Þ)	105	106
Roofing Supply Group LLC / Roofing Supply Finance, Inc.
8.625% due 12/01/17 (Þ)	3,590	3,644
Scientific Games Corp.
8.125% due 09/15/18	1,465	1,494
Sealed Air Corp.
8.125% due 09/15/19 (Þ)	1,010	1,096
8.375% due 09/15/21 (Þ)	425	460

172	Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Sealy Mattress Co.
8.250% due 06/15/14	1,560	1,556
ServiceMaster Co. (The)
10.750% due 07/15/15 (Þ)	3,000	3,071
Severstal Columbus LLC
10.250% due 02/15/18	2,000	2,100
Southern Copper Corp.
6.750% due 04/16/40	355	372
Spectrum Brands Holdings, Inc.
12.000% due 08/28/19	2,212	2,439
Sprint Capital Corp.
6.900% due 05/01/19	2,415	2,010
SSI Investments II/SSI Co. - Issuer LLC
11.125% due 06/01/18	1,816	1,916
Stallion Oilfield Holdings, Ltd.
10.500% due 02/15/15	1,695	1,814
Star Gas Partners, LP/Star Gas Finance Co.
Series WI
8.875% due 12/01/17	490	508
STHI Holding Corp.
8.000% due 03/15/18 (Þ)	1,695	1,729
Stone Energy Corp.
8.625% due 02/01/17	1,220	1,232
SunGard Data Systems, Inc.
Series WI
7.625% due 11/15/20	1,450	1,486
Sunstate Equipment Co. LLC/Sunstate Equipment Co, Inc.
12.000% due 06/15/16 (Þ)	1,310	1,258
Symbion, Inc.
8.000% due 06/15/16 (Þ)	750	699
Tekin Plex, Inc. Term Loan
9.250% due 11/19/15	3,208	2,915
Tenneco, Inc.
6.875% due 12/15/20	1,270	1,302
Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc.
11.500% due 10/01/20 (Þ)	2,475	2,129
Thermadyne Holdings Corp.
9.000% due 12/15/17	3,670	3,688
Tomkins LLC / Tomkins, Inc.
9.250% due 10/01/18 (Å)	1,835	2,000
TransDigm, Inc.
7.750% due 12/15/18	170	184
TransUnion LLC/TransUnion Financing Corp.
11.375% due 06/15/18	2,190	2,436
Trimas Corp.
9.750% due 12/15/17	1,750	1,872
UCI International, Inc.
8.625% due 02/15/19	1,605	1,581
United Rentals NA, Inc.
8.375% due 09/15/20	570	591
United Surgical Partners International, Inc.
8.875% due 05/01/17	1,700	1,736
9.250% due 05/01/17	70	72

	Principal Amount ($) or Shares	Market Value $
Univision Communications, Inc.
6.875% due 05/15/19 (Þ)	1,520	1,482
USG Corp.
9.750% due 08/01/14 (Þ)	875	871
8.375% due 10/15/18 (Þ)	465	416
Valeant Pharmaceuticals International
6.750% due 08/15/21 (Þ)	840	811
7.250% due 07/15/22 (Þ)	1,365	1,344
Vanguard Health Holding Co. II LLC/Vanguard Holding Co II, Inc.
8.000% due 02/01/18	1,315	1,345
Vision Holdings Corp.
1.000% due 11/23/16	426	411
Vulcan Materials Co.
7.500% due 06/15/21	1,385	1,364
West Corp.
8.625% due 10/01/18	2,450	2,536
Windstream Corp.
7.500% due 04/01/23	2,120	2,152
WireCo WorldGroup, Inc.
9.750% due 05/15/17 (Þ)	2,250	2,272
WMG Acquisition Corp.
9.500% due 06/15/16	1,465	1,553
9.500% due 06/15/16 (Þ)	75	79
11.500% due 10/01/18 (Þ)	1,660	1,656

		293,845

Uruguay - 0.8%
Uruguay Government International Bond
9.250% due 05/17/17	302	390
8.000% due 11/18/22	2,903	3,846
6.875% due 09/28/25	1,250	1,569
7.625% due 03/21/36	390	515

		6,320

Venezuela, Bolivarian Republic of - 2.7%
Petroleos de Venezuela SA
Series 2014
4.900% due 10/28/14	18,888	14,355
Venezuela Government International Bond
Series REGS
12.750% due 08/23/22	6,494	5,714

		20,069

Virgin Islands, British - 0.5%
Gold Fields Orogen Holding BVI, Ltd.
Series REGS
4.875% due 10/07/20	869	809
Mega Advance Investments, Ltd.
5.000% due 05/12/21 (Þ)	405	415
PCCW-HKT Capital No. 4, Ltd.
4.250% due 02/24/16	835	836
QGOG Atlantic / Alaskan Rigs, Ltd.
5.250% due 07/30/18 (Þ)	1,327	1,349

Russell Global Opportunistic Credit Fund	173

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Sinochem Overseas Capital Co., Ltd.
4.500% due 11/12/20 (Þ)	768		772

			4,181

Total Long-Term Investments (cost $701,744)			686,865

Preferred Stocks - 0.2%
United States - 0.2%
Harbinger Group, Inc. (Æ)	2,000		1,910

Total Preferred Stocks (cost $2,000)			1,910

Short-Term Investments - 9.5%
Brazil - 0.4%
Citigroup Funding, Inc.
10.000% due 11/08/11	390		2,080
JPMorgan Chase Bank NA
12.750% due 07/10/12	200		1,147

			3,227

Netherlands - 0.2%
BSP Finance BV
10.750% due 11/01/11 (ç)	144		144
PT Bumi Resources TBK Term Loan
Zero coupon due 03/02/12	1,366		1,366

			1,510

Ukraine - 0.5%
Ukraine Government International Bond
Series REGS
6.385% due 06/26/12	4,000		3,940

United States - 8.4%
Citigroup Funding, Inc.
Series EmTN
10.000% due 01/20/12	510		2,719
JPMorgan Chase Bank NA
Zero coupon due 12/12/11	250		1,334
Zero coupon due 02/16/12	310		1,717
Russell U.S. Cash Management Fund	59,123,983	(¥)	59,124

			64,894

Total Short-Term Investments (cost $73,488)			73,571

Total Investments - 98.1% (identified cost $777,232)			762,346

Other Assets and Liabilities, Net - 1.9%			14,763

Net Assets - 100.0%			777,109

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

174	Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Deutsche Bank AG	USD	2,809	BRL	5,060	11/03/11	138
Deutsche Bank AG	USD	2,846	BRL	5,060	12/02/11	80
Deutsche Bank AG	USD	530	CNY	3,389	11/14/11	3
Deutsche Bank AG	USD	2,400	CNY	15,535	11/14/11	45
Deutsche Bank AG	USD	2,971	CNY	18,925	05/16/12	13
Deutsche Bank AG	USD	2,747	EUR	1,939	11/02/11	(65)
Deutsche Bank AG	BRL	5,060	USD	2,865	11/03/11	(82)
Deutsche Bank AG	BRL	5,060	USD	2,986	12/02/11	60
Deutsche Bank AG	CNY	18,925	USD	2,940	11/14/11	(38)
Deutsche Bank AG	CNY	18,925	USD	2,986	05/16/12	1
Deutsche Bank AG	EUR	119	USD	163	11/23/11	(2)
Deutsche Bank AG	EUR	1,939	USD	2,747	11/23/11	65
Deutsche Bank AG	EUR	6,759	USD	9,240	11/23/11	(110)
Deutsche Bank AG	GBP	420	USD	658	11/23/11	(17)
State Street Bank & Trust Co.	CHF	81	USD	94	11/07/11	2
State Street Bank & Trust Co.	CHF	774	USD	838	11/07/11	(45)
State Street Bank & Trust Co.	EUR	1,852	USD	2,543	11/07/11	(19)
State Street Bank & Trust Co.	EUR	2,339	USD	3,312	11/07/11	76
State Street Bank & Trust Co.	EUR	4,196	USD	5,784	11/07/11	(22)
State Street Bank & Trust Co.	EUR	40,491	USD	53,873	11/07/11	(2,151)
State Street Bank & Trust Co.	GBP	246	USD	386	11/07/11	(10)
State Street Bank & Trust Co.	GBP	535	USD	862	11/07/11	2
State Street Bank & Trust Co.	GBP	9,274	USD	14,201	11/07/11	(710)

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(2,786)

Credit Default Swap Contracts
Credit Indices
Reference Entity	Counterparty	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $

Dow Jones CDX Index	Morgan Stanley	USD	2,000	5.000%	12/20/16	(104)
Dow Jones CDX Index	Morgan Stanley	USD	13,000	5.000%	12/20/16	(673)

Total Market Value on Open Credit Indices Premiums Paid (Received) - ($1,495) (å)						(777)

Index Swap Contracts
Fund Receives Underlying Security	Counterparty	Notional Amount		Fund Pays Fixed Rate	Termination Date	Market Value $

JPMorgan Emerging Market Bond Index	JPMorgan	USD	12,000	1 Month LIBOR plus 0.450%	12/02/11	(5)

Total Market Value of Index Swap Contracts Premiums Paid (Received) - ($5) (å)						(5)

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund	175

Russell Investment Company

Russell Global Opportunistic Credit Fund

Presentation of Portfolio Holdings — October 31, 2011

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Long-Term Fixed Income Investments
Argentina	$—	$18,127	$—	$18,127	2.3
Australia	—	138	—	138	—	*
Barbados	—	618	—	618	0.1
Belgium	—	1,774	—	1,774	0.2
Bermuda	—	3,705	—	3,705	0.5
Brazil	—	13,347	3,227	16,574	2.1
Canada	—	10,102	—	10,102	1.3
Cayman Islands	—	11,612	—	11,612	1.5
Chile	—	2,592	—	2,592	0.3
Columbia	—	17,379	—	17,379	2.2
Croatia	—	2,704	—	2,704	0.3
Cyprus	—	550	—	550	0.1
Dominican Republic	—	75	—	75	—	*
El Salvador	—	3,025	—	3,025	0.4
France	—	5,123	—	5,123	0.7
Germany	—	12,924	—	12,924	1.7
Ghana	—	1,056	—	1,056	0.1
India	—	607	—	607	0.1
Indonesia	—	10,095	—	10,095	1.3
Iraq	—	10,806	—	10,806	1.4
Ireland	—	6,990	—	6,990	0.9
Jersey	—	760	—	760	0.1
Kazakhstan	—	6,907	—	6,907	0.9
Luxembourg	—	28,965	—	28,965	3.7
Malaysia	—	18,002	—	18,002	2.3
Mexico	—	26,665	—	26,665	3.4
Netherlands	—	20,619	—	20,619	2.6
Panama	—	9,435	—	9,435	1.2
Peru	—	3,454	—	3,454	0.4
Philippines	—	7,687	—	7,687	1.0
Poland	—	12,796	—	12,796	1.6
Puerto Rico	—	1,944	—	1,944	0.3
Qatar	—	3,222	—	3,222	0.4
Russia	—	25,171	—	25,171	3.2
Singapore	—	1,121	—	1,121	0.1
South Africa	—	15,524	—	15,524	2.0
South Korea	—	1,619	—	1,619	0.2
Spain	—	7,263	—	7,263	0.9
Sweden	—	2,329	—	2,329	0.3
Turkey	—	9,816	—	9,816	1.3
Ukraine	—	2,835	—	2,835	0.4
United Arab Emirates	—	837	—	837	0.1
United Kingdom	—	17,411	1,492	18,903	2.4
United States	—	265,867	27,978	293,845	38.1
Uruguay	—	6,320	—	6,320	0.8
Venezuela, Bolivarian Republic of	—	20,069	—	20,069	2.7
Virgin Islands, British	—	4,181	—	4,181	0.5
Preferred Stocks	—	—	1,910	1,910	0.2
Short-Term Investments	—	72,205	1,366	73,571	9.5

Total Investments	—	726,373	35,973	762,346	98.1

Other Assets and Liabilities, Net					1.9

					100.0

See accompanying notes which are an integral part of the financial statements.

176	Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Presentation of Portfolio Holdings, continued — October 31, 2011

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Other Financial Instruments**
Foreign Currency Exchange Contracts	$(65)	$(2,721)	$—	$(2,786)	$(0.4)
Credit Default Swap Contracts	—	718	—	718	0.1
Index Swap Contracts	—	—	—	—	—	*

Total Other Financial Instruments**	$(65)	$(2,003)	$—	$(2,068)

*	Less than 0.05% of net assets.

**	Other financial instruments reflected, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant quarter to quarter transfers in and out of levels 1, 2 and 3 during the period ending October 31, 2011.

A reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining a value for the period ending October 31, 2011 were as follows:

Category and Subcategory	Beginning Balance 11/1/2010	Gross Purchases	Gross Sales	Accrued Discounts/ (Premiums)

Long-Term Fixed Income Investments
Brazil	$—	$3,326	$—	$—
United Kingdom	—	1,489	—	(1)
United States	—	30,862	4,619	(3)
Preferred Stock	—	2,000	—	—
Short-Term Investments	—	1,366	—	—

Total Investments	—	39,043	4,619	(4)

Realized Gain/(Loss)	Net Transfers into Level 3	Net Transfers out of Level 3	Net change in Unrealized Appreciation/ (Depreciation)	Ending Balance at 10/31/2011

$—	$—	$—	$(99)	$3,227
—	—	—	4	1,492
68	1,455	—	215	27,978
—	—	—	(90)	1,910
—	—	—	—	1,366

68	1,455	—	30	35,973

See accompanying notes which are an integral part of the financial statements.

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Russell Investment Company

Russell Global Opportunistic Credit Fund

Fair Value of Derivative Instruments — October 31, 2011

Amounts in thousands

Derivatives not accounted for as hedging instruments	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$—	$485	$—

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$—	$3,271	$—
Index swap contracts, at market value	—	5	—	—
Credit default swap contracts, at market value	777	—	—	—

Total	$777	$5	$3,271	$—

Derivatives not accounted for as hedging instruments	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts

Location: Statement of Operations - Net realized gain (loss)
Credit default swap contracts	$(319)	$—	$—	$—
Index swap contracts	—	131	—	—
Interest rate swap contracts	—	—	—	(1,195)
Foreign currency-related transactions	—	—	3,197	—

Total	$(319)	$131	$3,197	$(1,195)

Derivatives not accounted for as hedging instruments	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Credit default swap contracts	$718	$—	$—	$—
Index swap contracts	—	—	—	—
Interest rate swap contracts	—	—	—	—	*
Foreign currency-related transactions	—	—	(2,752)	—

Total	$718	$—	$(2,752)	$—

*	Less than $500.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

178	Russell Global Opportunistic Credit Fund

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Russell Investment Company

Russell Strategic Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

Russell Strategic Bond Fund - Class A ‡
	Total Return
1 Year	(0.95)%
5 Years	4.97	%§
10 Years	4.93	%§

Russell Strategic Bond Fund - Class C ‡‡
	Total Return
1 Year	1.95%
5 Years	5.28	%§
10 Years	5.07	%§

Russell Strategic Bond Fund - Class E
	Total Return
1 Year	2.91%
5 Years	5.86	%§
10 Years	5.36	%§

Russell Strategic Bond Fund - Class I
	Total Return
1 Year	3.27%
5 Years	6.11	%§
10 Years	5.61	%§

Russell Strategic Bond Fund - Class S ‡‡‡
	Total Return
1 Year	3.15%
5 Years	6.12	%§
10 Years	5.61	%§

Russell Strategic Bond Fund - Class Y ‡‡‡‡
	Total Return
1 Year	3.36%
5 Years	6.19	%§
10 Years	5.66	%§

Barclays Capital U.S. Aggregate Bond Index **
	Total Return
1 Year	5.00%
5 Years	6.41	%§
10 Years	5.46	%§

180	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

The Russell Strategic Bond Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders in 60 days of when a money manager begins providing services. The Fund currently has five money managers.

What is the Fund’s investment objective?

The Fund seeks to provide current income, and as a secondary objective, capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2011?

For the fiscal year ended October 31, 2011, the Russell Strategic Bond Fund’s Class A, Class C, Class E, Class I, Class S and Class Y Shares gained 2.92%, 1.95%, 2.91%, 3.27%, 3.15% and 3.36%, respectively. This is compared to the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, which gained 5.00% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2011, the Lipper® BBB Rated Corp Debt Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 5.54%. For the same period, the Lipper® Intermediate Investment Grade Debt Funds Average, another group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 3.87%. These returns serve as peer comparisons and are expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

Credit markets were highly volatile over the fiscal year ended October 31, 2011. The year began positively for credit, supported by the continuing credit rally momentum experienced in the earlier part of 2010 and the improved economic outlook that existed until May 2011. However, the growing sovereign debt crisis in Europe, slowing U.S. economy, and stagnating labor and housing markets all contributed to reversing the positive returns from credit into moderately negative territory over the full fiscal year, despite a rebound in October 2011. The Fund’s overweight position to investment grade financials, high yield corporate bonds and non-agency mortgages was the primary reason for the Fund’s benchmark-relative underperformance, as these assets struggled during the flight-to-quality that occurred in the second half of the fiscal year.

U.S. Treasury yields experienced similar volatility to credit markets through the year, though generated positive returns over the period. The two-year Treasury yield decreased by 0.10% to 0.24%, while the ten-year Treasury yield decreased by 0.48% to 2.12%. The general decrease in treasury yields was driven by the negative revisions to the economic outlook, decreased inflation expectations and the general flight to quality, which was amplified by the European sovereign debt crisis that flared up in August. The Fed’s Operation Twist, a stimulus program designed to lower long term interest rates, effectively flattened the treasury yield curve. The Fund’s tactical underweight to duration and steepening yield curve positioning had a negative contribution to performance because of these market conditions.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

During the fiscal year, the Fund’s money managers tended to invest in non-Treasury sectors and non-benchmark securities, such as non-agency mortgage backed securities and emerging market debt. While these securities were expected to outperform over time subject to the credit spread exceeding actual losses from credit, they were negatively impacted by the general risk aversion that prevailed in the second and third quarters of 2011. As a result of these strategies, the Fund underperformed its benchmark over the fiscal year. Derivatives used to gain credit exposure were not a material contributor to Fund performance.

The Fund’s money managers also tended to seek positive real yields in the longer term after adjusting for the effects of inflation. This led the Fund’s managers to underweight duration when U.S. Treasury yields fell towards historically low levels, which were also below inflation levels, implying negative real yields. However, given the pronounced effect of the rapid flight to quality in the market, this strategy underperformed. Interest rate derivatives were used to actively adjust yield curve positioning. The combination of interest rate derivatives and physical bonds contributed negatively to Fund performance.

The Fund’s money managers have the discretion to rotate in and out of various sectors, as well as hold different active yield curve positions in order to place more emphasis on sectors or securities that they believe will provide the highest relative value versus other areas of the market. For example, overweight positions to non agency mortgage backed securities and investment grade corporate bonds negatively impacted Fund performance, driven by the general flight away from credit assets over the course of the period.

Brookfield Investment Management Inc., which specializes in structured products, was the worst performing manager. The manager underperformed the Fund’s benchmark for the period due to its overweight to non-agency mortgage-backed securities.

Goldman Sachs Asset Management, L.P. was the best performing manager and outperformed the Fund’s benchmark for the period primarily due to its positions in agency mortgage-backed securities and asset backed securities.

Russell Strategic Bond Fund	181

Russell Investment Company

Russell Strategic Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

Logan Circle Partners, L.P. modestly underperformed the Fund’s benchmark for the period due to its overweights to the residential non-agency mortgage-backed sector and the investment-grade corporate credit sector, as well as unfavorable security selection within these sectors.

Metropolitan West Asset Management, LLC underperformed the Fund’s benchmark for the period due to overweight positions to non-agency residential mortgages and corporate credit, together with an underweight duration position.

Pacific Investment Management Company LLC (“PIMCO”) also underperformed the Fund’s benchmark for the period. PIMCo put significant emphasis on corporate credit risk, including both investment grade and high yield corporate bonds, as well as non-agency securities. These contributed negatively to its relative performance. PIMCO’s underweight to duration and steepening yield curve positioning also contributed negatively to its relative performance.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager lineup during the fiscal year.

Money Managers as of October 31, 2011	Styles
Brookfield Investment Management Inc.	Sector Concentration
Goldman Sachs Asset Management, L.P.	Fully Discretionary
Logan Circle Partners, L.P.	Sector Rotation
Metropolitan West Asset Management, LLC	Sector Rotation
Pacific Investment Management Company LLC	Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2001.

**	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

‡	The Fund first issued Class A Shares on September 2, 2008. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 3.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

‡‡	The Fund first issued Class C Shares on September 2, 2008. The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡	The Fund first issued Class S Shares on September 2, 2008. The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I Shares. Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

‡‡‡‡	The Fund first issued Class Y shares on June 7, 2000, closed its Class Y Shares on November 19, 2001 and reopened its Class Y Shares on June 23, 2005. The returns shown for Class Y Shares prior to June 23, 2005 are the returns of the Fund’s Class I Shares. Class Y Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

182	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Shareholder Expense Example — October 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2011 to October 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$1,017.30	$1,020.21
Expenses Paid During Period*	$5.03	$5.04

*	Expenses are equal to the Fund’s annualized expense ratio of 0.99% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$1,011.50	$1,016.38
Expenses Paid During Period*	$8.87	$8.89

*	Expenses are equal to the Fund’s annualized expense ratio of 1.75% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$1,017.60	$1,020.42
Expenses Paid During Period*	$4.83	$4.84

*	Expenses are equal to the Fund’s annualized expense ratio of 0.95% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Strategic Bond Fund	183

Russell Investment Company

Russell Strategic Bond Fund

Shareholder Expense Example, continued — October 31, 2011 (Unaudited)

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$1,019.00	$1,021.73
Expenses Paid During Period*	$3.51	$3.52

*	Expenses are equal to the Fund’s annualized expense ratio of 0.69% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$1,018.50	$1,021.48
Expenses Paid During Period*	$3.76	$3.77

*	Expenses are equal to the Fund’s annualized expense ratio of 0.74% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$1,019.50	$1,022.28
Expenses Paid During Period*	$2.95	$2.96

*	Expenses are equal to the Fund’s annualized expense ratio of 0.58% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

184	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Long-Term Investments - 94.4%
Asset-Backed Securities - 8.0%
Aames Mortgage Investment Trust Series 2006-1 Class A3 0.405% due 04/25/36 (Ê)	4,911	3,275
Accredited Mortgage Loan Trust Series 2005-4 Class A2D 0.565% due 12/25/35 (Ê)	1,388	775
ACE Securities Corp. Series 2005-HE2 Class M3 0.725% due 04/25/35 (Ê)	2,365	2,041
Series 2005-HE5 Class M1 0.715% due 08/25/35 (Ê)	900	872
Series 2005-SD3 Class A 0.645% due 08/25/45 (Ê)	634	593
Series 2006-HE2 Class A2C 0.405% due 05/25/36 (Ê)	3,370	1,945
Series 2006-HE4 Class A2A 0.305% due 10/25/36 (Ê)	156	42
Series 2006-OP2 Class A2C 0.395% due 08/25/36 (Ê)	11,298	4,068
Aegis Asset Backed Securities Trust Series 2005-2 Class M1 0.665% due 06/25/35 (Ê)	2,413	1,995
Ally Master Owner Trust Series 2011-3 Class A2 1.810% due 05/15/16	9,515	9,566
AmeriCredit Automobile Receivables Trust Series 2010-4 Class A2 0.960% due 05/08/14	4,383	4,385
Series 2010-4 Class B 1.990% due 10/08/15	3,505	3,501
Series 2011-3 Class B 2.280% due 06/08/16	6,530	6,529
Ameriquest Mortgage Securities, Inc. Series 2004-R10 Class A5 0.635% due 11/25/34 (Ê)	3	4
Series 2005-R3 Class A1A 0.445% due 05/25/35 (Ê)	1,443	1,411
Series 2005-R6 Class A2 0.445% due 08/25/35 (Ê)	4,659	4,372
Series 2005-R10 Class A2B 0.465% due 12/25/35 (Ê)	552	515
Argent Securities, Inc. Series 2005-W2 Class A2B1 0.445% due 10/25/35 (Ê)	3,840	3,466
Series 2005-W2 Class A2B2 0.505% due 10/25/35 (Ê)	520	467
Series 2005-W5 Class A2D 0.565% due 01/25/36 (Ê)	7,650	2,587
Asset Backed Funding Certificates Series 2006-HE1 Class A2C 0.405% due 01/25/37 (Ê)	25,421	8,124
Series 2006-HE1 Class A2D 0.465% due 01/25/37 (Ê)	5,660	1,830
Asset Backed Securities Corp. Home Equity Series 2003-HE1 Class M2 3.768% due 01/15/33 (Ê)	2,027	1,834

	Principal Amount ($) or Shares	Market Value $
Series 2004-HE6 Class A1 0.520% due 09/25/34 (Ê)	80	70
Series 2004-HE7 Class M9 3.745% due 10/25/34 (Ê)(Þ)	1,081	226
Series 2005-HE6 Class M3 0.775% due 07/25/35 (Ê)	2,106	1,332
Series 2006-HE3 Class A4 0.415% due 03/25/36 (Ê)	3,533	2,523
Series 2006-HE5 Class A5 0.485% due 07/25/36 (Ê)	8,729	2,744
Bayview Financial Acquisition Trust Series 2004-C Class A1 0.876% due 05/28/44 (Ê)	214	196
Series 2006-A Class 1A3 5.865% due 02/28/41	1,880	1,407
Bear Stearns Asset Backed Securities Trust Series 2006-HE8 Class 2M1 0.575% due 10/25/36 (Ê)	1,829	152
Series 2007-HE5 Class 1A2 0.425% due 06/25/47 (Ê)	3,500	2,634
BNC Mortgage Loan Trust Series 2007-2 Class A2 0.345% due 05/25/37 (Ê)	331	294
Brazos Higher Education Authority Series 2005-3 Class A14 0.468% due 09/25/23 (Ê)	5,968	5,908
Series 2010-1 Class A1 1.212% due 05/25/29 (Ê)	1,814	1,812
Series 2010-1 Class A2 1.512% due 02/25/35 (Ê)	5,000	4,767
Series 2011-1 Class A2 1.112% due 02/25/30 (Ê)	9,000	8,916
Series 2011-2 Class A2 1.268% due 07/25/29 (Ê)	9,200	9,090
CarMax Auto Owner Trust Series 2010-1 Class A3 1.560% due 07/15/14	3,579	3,598
Carrington Mortgage Loan Trust Series 2006-NC1 Class A4 0.555% due 01/25/36 (Ê)	18,100	5,887
Centex Home Equity Series 2002-D Class AF4 5.210% due 11/25/28	111	110
Series 2006-A Class AV4 0.495% due 06/25/36 (Ê)	1,800	945
Chase Issuance Trust Series 2007-A17 Class A 5.120% due 10/15/14	3,105	3,240
Chatham Light CLO, Ltd. Series 2005-2A Class A1 0.507% due 08/03/19 (Å)(Ê)	3,462	3,318
CIT Education Loan Trust Series 2007-1 Class A 0.448% due 03/25/42 (Å)(Ê)	5,431	4,972
CIT Mortgage Loan Trust Series 2007-1 Class 2A1 1.245% due 10/25/37 (Å)(Ê)	812	790

Russell Strategic Bond Fund	185

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2007-1 Class 2A2 1.495% due 10/25/37 (Å)(Ê)	2,100	1,576
Series 2007-1 Class 2A3 1.695% due 10/25/37 (Å)(Ê)	3,900	1,572
Citibank Credit Card Issuance Trust Series 2008-A5 Class A5 4.850% due 04/22/15	4,555	4,837
Citibank Omni Master Trust Series 2009-A8 Class A8 2.343% due 05/16/16 (Ê)(Þ)	6,300	6,357
Citicorp Residential Mortgage Securities, Inc. Series 2007-1 Class A5 6.046% due 03/25/37	954	623
Citigroup Mortgage Loan Trust, Inc. Series 2005-WF2 Class AF4 4.964% due 08/25/35	772	733
Series 2006-WFH3 Class A3 0.395% due 10/25/36 (Ê)	2,653	2,420
Series 2006-WFH4 Class A3 0.395% due 11/25/36 (Ê)	2,815	1,947
Series 2007-AHL3 Class A3A 0.305% due 07/25/45 (Ê)	932	691
Series 2007-AMC4 Class A2A 0.305% due 05/25/37 (Ê)	414	396
Series 2007-WFH1 Class A3 0.395% due 01/25/37 (Ê)	1,932	1,345
Series 2007-WFH1 Class A4 0.445% due 01/25/37 (Ê)	11,880	4,437
Conseco Finance Home Loan Trust Series 2000-E Class M1 8.130% due 08/15/31	398	385
Conseco Finance Securitizations Corp. Series 2001-4 Class A4 7.360% due 09/01/33	3,584	3,800
Conseco Financial Corp. Series 1997-5 Class A6 6.820% due 05/15/29	232	245
Series 1997-7 Class A6 6.760% due 07/15/29	516	556
Countrywide Asset-Backed Certificates Series 2004-6 Class 2A5 0.635% due 11/25/34 (Ê)	418	359
Series 2004-13 Class MV3 0.825% due 04/25/35 (Ê)	2,937	2,167
Series 2005-4 Class AF3 4.456% due 10/25/35	309	299
Series 2005-6 Class M1 0.735% due 12/25/35 (Ê)	1,273	1,217
Series 2005-7 Class AF3 4.454% due 10/25/35	74	73
Series 2005-11 Class 3AV2 0.535% due 02/25/36 (Ê)	297	295
Series 2005-11 Class 3AV3 0.665% due 02/25/36 (Ê)	2,428	2,300
Series 2005-11 Class MV1 0.715% due 02/25/36 (Ê)	1,946	1,536

	Principal Amount ($) or Shares	Market Value $
Series 2005-12 Class 2A3 5.069% due 02/25/36	619	559
Series 2005-17 Class 4A2A 0.505% due 05/25/36 (Ê)	2,346	1,982
Series 2005-AB1 Class A2 0.455% due 08/25/35 (Ê)	103	103
Series 2006-3 Class 2A2 0.425% due 06/25/36 (Ê)	2,922	2,285
Series 2006-11 Class 1AF3 5.755% due 09/25/46	1,944	960
Series 2006-13 Class 1AF3 5.944% due 01/25/37	3,900	2,366
Series 2006-13 Class 3AV2 0.395% due 01/25/37 (Ê)	3,233	2,035
Series 2006-BC1 Class 2A2 0.425% due 04/25/36 (Ê)	227	211
Series 2006-S1 Class A2 5.549% due 08/25/21	77	67
Series 2007-4 Class A2 5.530% due 09/25/37	3,572	3,062
Series 2007-7 Class 2A1 0.325% due 10/25/47 (Ê)	100	98
Series 2007-12 Class 2A1 0.595% due 08/25/47 (Ê)	2,388	2,218
Countrywide Home Equity Loan Trust Series 2006-HW Class 2A1B 0.393% due 11/15/36 (Ê)	2,339	1,767
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB6 Class M1 0.945% due 12/25/33 (Ê)	5,114	4,091
Series 2004-CB7 Class AF5 4.585% due 10/25/34	770	756
Series 2007-CB3 Class A1 5.419% due 03/25/37	14,932	5,454
DT Auto Owner Trust Series 2009-1 Class A1 2.980% due 10/15/15 (Þ)	3,868	3,892
Series 2010-1A Class B 2.360% due 04/15/13 (Þ)	3,640	3,644
Education Funding Capital Trust I Series 2004-1 Class A2 0.507% due 12/15/22 (Ê)	2,325	2,307
Educational Services of America, Inc. Series 2010-1 Class A1 1.268% due 07/25/23 (Å)(Ê)	3,103	3,101
Equifirst Mortgage Loan Trust Series 2003-2 Class M2 1.945% due 09/25/33 (Ê)	2,725	2,302
Fannie Mae Grantor Trust Series 2003-T4 Class 2A5 5.407% due 09/26/33	710	748
Federal Home Loan Mortgage Corp. Structured Pass Through Securities Series 2000-30 Class A5 6.809% due 12/25/30	487	527

186	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

First Franklin Mortgage Loan Asset Backed Certificates Series 2005-FF3 Class M1 0.645% due 04/25/35 (Ê)	2,840	2,722
Series 2005-FF4 Class M1 0.675% due 05/25/35 (Ê)	539	386
Series 2005-FF5 Class M1 0.695% due 03/25/35 (Ê)	2,977	2,781
Series 2005-FF10 Class A4 0.565% due 11/25/35 (Ê)	9,645	7,352
Series 2006-FF9 Class M1 0.495% due 06/25/36 (Ê)	8,330	280
Series 2006-FF10 Class A5 0.555% due 07/25/36 (Ê)	1,378	246
Series 2006-FF15 Class A5 0.405% due 11/25/36 (Ê)	5,321	1,875
Series 2006-FF16 Class 2A3 0.385% due 12/25/36 (Ê)	6,005	2,485
Series 2007-FF1 Class A2B 0.335% due 01/25/38 (Ê)	16,810	9,450
Series 2007-FF1 Class A2C 0.385% due 01/25/38 (Ê)	15,010	5,824
First NLC Trust Series 2005-2 Class AV2 0.545% due 09/25/35 (Ê)	69	68
Ford Credit Floorplan Master Owner Trust Series 2010-5 Class A1 1.500% due 09/15/15	4,380	4,396
Fremont Home Loan Trust Series 2006-E Class 2A1 0.305% due 01/25/37 (Ê)	46	44
GCO Education Loan Funding Trust Series 2006-1 Class A10L 0.502% due 02/27/28 (Ê)	700	596
Series 2006-1 Class A11L 0.542% due 05/25/36 (Ê)	1,400	1,152
Series 2006-1 Class A8L 0.442% due 05/25/25 (Ê)	5,100	4,634
GE Equipment Midticket LLC Series 2009-1 Class A3 2.340% due 06/17/13	555	557
GMAC Mortgage Corp. Loan Trust Series 2007-HE3 Class 1A1 7.000% due 09/25/37	770	566
Series 2007-HE3 Class 2A1 7.000% due 09/25/37	1,021	721
Goal Capital Funding Trust Series 2010-1 Class A 1.012% due 08/25/48 (Ê)(Þ)	3,239	3,170
Green Tree Financial Corp. Series 1994-1 Class A5 7.650% due 04/15/19	1,530	1,621
Series 1994-3 Class A5 8.400% due 06/15/19	980	1,010
Series 1994-5 Class A5 8.300% due 11/15/19	907	932

	Principal Amount ($) or Shares	Market Value $
GSAA Trust Series 2006-2 Class 2A3 0.515% due 12/25/35 (Ê)	3,270	2,856
GSAMP Trust Series 2007-FM1 Class A2A 0.315% due 12/25/36 (Ê)	785	514
Series 2007-H1 Class M1 0.585% due 01/25/47 (Ê)	3,621	71
Hamlet, Ltd. Series 2006-2A Class A2A 0.498% due 05/11/21 (Ê)(Þ)	2,200	2,040
Home Equity Asset Trust Series 2005-5 Class 2A2 0.495% due 11/25/35 (Ê)	331	327
Series 2005-6 Class M1 0.715% due 12/25/35 (Ê)	525	378
Series 2005-7 Class M1 0.695% due 01/25/36 (Ê)	6,285	2,887
HSBC Home Equity Loan Trust Series 2005-1 Class A 0.535% due 01/20/34 (Ê)	2,041	1,858
Series 2006-2 Class A1 0.395% due 03/20/36 (Ê)	3,682	3,399
Series 2007-1 Class AS 0.445% due 03/20/36 (Ê)	3,273	2,735
Series 2007-2 Class A3V 0.465% due 07/20/36 (Ê)	5,360	4,775
Series 2007-3 Class APT 1.445% due 11/20/36 (Ê)	3,848	3,429
HSI Asset Securitization Corp. Trust Series 2007-WF1 Class 2A4 0.495% due 05/25/37 (Ê)	9,069	3,625
Indymac Residential Asset Backed Trust Series 2006-E Class 2A3 0.415% due 04/25/37 (Ê)	7,930	2,553
Series 2006-H2 Class A 0.396% due 06/28/36 (Ê)	1,261	562
Jasper CLO, Ltd. Series 2005-1A Class A 0.526% due 08/01/17 (Ê)(Þ)	10,757	9,694
JPMorgan Mortgage Acquisition Corp. Series 2007-CH1 Class AV4 0.375% due 11/25/36 (Ê)	2,777	2,132
Series 2007-CH1 Class MV1 0.475% due 11/25/36 (Ê)	2,374	1,393
Series 2007-CH2 Class AV4 0.395% due 01/25/37 (Ê)	22,370	9,819
Series 2007-HE1 Class AV1 0.305% due 03/25/47 (Ê)	142	116
Series 2007-HE1 Class AV3 0.435% due 03/25/47 (Ê)	9,263	2,804
Knowledge Works Foundation Series 2010-1 Class A 1.262% due 02/25/42 (Ê)	2,039	2,004
Lehman XS Trust Series 2005-5N Class 1A1 0.545% due 11/25/35 (Ê)	446	320

Russell Strategic Bond Fund	187

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2005-9N Class 1A1 0.515% due 02/25/36 (Ê)	931	472
Series 2006-9 Class A1B 0.405% due 05/25/46 (Ê)	1,839	944
Series 2006-13 Class 1A2 0.415% due 09/25/36 (Ê)	1,793	962
Series 2006-19 Class A2 0.415% due 12/25/36 (Ê)	2,755	1,462
Series 2006-4N Class A2A 0.465% due 04/25/46 (Ê)	2,979	1,435
Long Beach Mortgage Loan Trust Series 2002-5 Class M1 1.490% due 11/25/32 (Ê)	2,500	1,806
Series 2004-4 Class 1A1 0.805% due 10/25/34 (Ê)	39	28
Series 2004-4 Class M1 1.145% due 10/25/34 (Ê)	10,600	7,459
Series 2004-6 Class A3 1.545% due 11/25/34 (Ê)	4,284	3,236
Massachusetts Educational Financing Authority Series 2008-1 Class A1 1.368% due 04/25/38 (Ê)	3,645	3,636
Mastr Asset Backed Securities Trust Series 2003-OPT1 Class M2 3.020% due 12/25/32 (Ê)	1,926	1,724
Series 2005-WMC1 Class M1 0.665% due 03/25/35 (Ê)	120	120
Series 2005-WMC1 Class M2 0.695% due 03/25/35 (Ê)	3,977	3,467
Series 2006-AB1 Class A2 0.475% due 02/25/36 (Ê)	7,057	6,030
Series 2006-AM3 Class A4 0.485% due 10/25/36 (Ê)	2,132	629
Series 2006-NC2 Class A4 0.395% due 08/25/36 (Ê)	8,799	2,704
Series 2007-HE1 Class A1 0.325% due 05/25/37 (Ê)	291	263
Mid-State Trust Series 2003-11 Class A1 4.864% due 07/15/38	147	147
Series 2004-1 Class A 6.005% due 08/15/37	168	171
Series 2005-1 Class A 5.745% due 01/15/40	236	253
Series 2006-1 Class A 5.787% due 10/15/40 (Þ)	775	839
Series 2010-1 Class M 5.250% due 12/15/45 (Þ)	4,230	4,370
Missouri Higher Education Loan Authority Series 2010-1 Class A1 1.262% due 11/26/32 (Ê)	5,710	5,717
Morgan Stanley ABS Capital I Series 2005-HE2 Class M1 0.645% due 01/25/35 (Ê)	2,243	1,638
Series 2006-HE1 Class A3 0.425% due 01/25/36 (Ê)	2,853	2,507

	Principal Amount ($) or Shares	Market Value $
Series 2006-HE2 Class M1 0.575% due 03/25/36 (Ê)	10,623	190
Series 2006-HE2 Class M2 0.595% due 03/25/36 (Ê)	237	—
Series 2006-HE3 Class A2C 0.405% due 04/25/36 (Ê)	1,051	647
Series 2006-HE3 Class M2 0.545% due 04/25/36 (Ê)	1,386	1
Series 2006-HE5 Class A2D 0.495% due 08/25/36 (Ê)	3,650	1,079
Series 2006-NC2 Class A2D 0.535% due 02/25/36 (Ê)	11,837	3,976
Series 2006-NC5 Class A2C 0.395% due 10/25/36 (Ê)	610	196
Series 2006-WMC2 Class A2FP 0.295% due 07/25/36 (Ê)	56	17
Series 2007-HE5 Class A2C 0.495% due 03/25/37 (Ê)	3,000	996
Morgan Stanley IXIS Real Estate Capital Trust Series 2006-2 Class A1 0.295% due 11/25/36 (Ê)	4	1
Nationstar Home Equity Loan Trust Series 2007-A Class AV4 0.475% due 03/25/37 (Ê)	6,789	3,386
New Century Home Equity Loan Trust Series 2005-A Class A5 5.317% due 08/25/35	2,621	1,322
Northstar Education Finance, Inc. Series 2005-1 Class A1 0.525% due 10/28/26 (Ê)	770	759
Series 2007-1 Class A3 0.485% due 01/29/46 (Ê)	4,850	4,339
Series 2007-1 Class A6 Zero coupon due 01/29/46 (Ê)	975	824
Series 2007-1 Class A8 Zero coupon due 01/29/46 (Ê)	1,525	1,248
Option One Mortgage Loan Trust Series 2005-4 Class A3 0.505% due 11/25/35 (Ê)	191	174
Series 2007-4 Class 2A2 0.425% due 04/25/37 (Ê)	10,000	4,259
Panhandle-Plains Higher Education Authority, Inc. Series 2010-2 Class A1 1.502% due 10/01/35 (Ê)	4,271	4,267
Series 2011-1 Class A3 1.322% due 10/01/37 (Ê)	2,500	2,374
Park Place Securities, Inc. Series 2004-MHQ1 Class M1 0.945% due 12/25/34 (Ê)	559	540
Series 2004-WWF1 Class M2 0.925% due 12/25/34 (Ê)	6,802	6,460
Series 2005-WHQ2 Class A2D 0.575% due 05/25/35 (Ê)	6,093	5,821
Series 2005-WLL1 Class M1 0.665% due 03/25/35 (Ê)	2,046	1,905

188	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

People’s Choice Home Loan Securities Trust Series 2005-3 Class M1 0.745% due 08/25/35 (Ê)	1,509	1,415
Popular ABS Mortgage Pass-Through Trust Series 2005-6 Class A3 5.680% due 01/25/36	1,117	963
Series 2006-D Class A3 0.505% due 11/25/46 (Ê)	3,814	1,832
Renaissance Home Equity Loan Trust Series 2005-2 Class AF4 4.934% due 08/25/35	815	629
Series 2005-4 Class A3 5.565% due 02/25/36	204	180
Series 2006-1 Class AF3 5.608% due 05/25/36	78	51
Series 2006-1 Class AF6 5.746% due 05/25/36	1,676	954
Series 2006-2 Class AF2 5.762% due 08/25/36	269	256
Series 2007-1 Class AF2 5.512% due 04/25/37	6,125	2,091
Series 2007-2 Class AF2 5.675% due 06/25/37	1,855	788
Series 2007-2 Class AF4 5.906% due 06/25/37	5,423	2,364
Series 2007-2 Class AF6 5.879% due 06/25/37	2,270	1,038
Series 2007-3 Class AF2 6.998% due 09/25/37	4,352	1,731
Residential Asset Mortgage Products, Inc. Series 2003-RS11 Class AI6A 5.980% due 12/25/33	1,138	1,043
Series 2007-RS2 Class A1 0.365% due 05/25/37 (Ê)	65	63
Residential Asset Securities Corp. Series 2001-KS3 Class AII 0.705% due 09/25/31 (Ê)	149	112
Series 2003-KS4 Class AIIB 0.825% due 06/25/33 (Ê)	225	128
Series 2005-AHL1 Class A2 0.515% due 07/25/35 (Ê)	247	243
Series 2005-KS10 Class 1A2 0.495% due 11/25/35 (Ê)	200	190
Series 2005-KS12 Class A2 0.495% due 01/25/36 (Ê)	4,182	3,957
Series 2005-KS12 Class A3 0.565% due 01/25/36 (Ê)	894	635
Series 2006-KS1 Class A4 0.545% due 02/25/36 (Ê)	2,479	1,491
Series 2006-KS3 Class AI3 0.415% due 04/25/36 (Ê)	336	301
Series 2007-KS1 Class A3 0.395% due 01/25/37 (Ê)	1,838	736
Sandelman Finance Series 2007-2A Class A1B 0.546% due 02/15/19 (Ê)(Þ)	3,700	3,485

	Principal Amount ($) or Shares	Market Value $
Santander Drive Auto Receivables Trust Series 2010-2 Class A2 0.950% due 08/15/13	4,024	4,025
Series 2010-A Class A2 1.370% due 08/15/13 (Å)	9,746	9,758
Series 2010-B Class A2 1.010% due 07/15/13 (Å)	6,817	6,817
Series 2011-2 Class B 2.660% due 01/15/16	2,900	2,909
Series 2011-3 Class B 2.500% due 12/15/15	7,225	7,217
Saxon Asset Securities Trust Series 2003-3 Class M1 1.220% due 12/25/33 (Ê)	1,645	1,282
Series 2005-4 Class A2C 0.495% due 11/25/37 (Ê)	944	897
Securitized Asset Backed Receivables LLC Trust Series 2006-HE1 Class M1 0.545% due 07/25/36 (Ê)	228	—
Series 2007-BR2 Class A2 0.475% due 02/25/37 (Ê)	3,702	1,211
Series 2007-HE1 Class A2A 0.305% due 12/25/36 (Ê)	803	229
Series 2007-NC1 Class A2B 0.395% due 12/25/36 (Ê)	9,135	2,882
SG Mortgage Securities Trust Series 2006-FRE1 Class A2B 0.425% due 02/25/36 (Ê)	6,759	3,006
Series 2006-OPT2 Class A3C 0.395% due 10/25/36 (Ê)	15,160	3,967
SLM Student Loan Trust Series 2003-12 Class A4 0.537% due 12/17/18 (Ê)	1,674	1,672
Series 2006-5 Class A6B 0.538% due 10/25/40 (Ê)	5,100	4,554
Series 2008-2 Class A1 0.718% due 01/25/15 (Ê)	20	20
Series 2008-7 Class A2 0.918% due 10/25/17 (Ê)	33,000	32,883
Series 2011-A Class A2 4.370% due 04/17/28 (Þ)	3,605	3,737
Series 2011-B Class A2 3.740% due 02/15/29 (Þ)	8,915	8,868
Small Business Administration Participation Certificates Series 1997-20D Class 1 7.500% due 04/01/17	585	644
Series 2004-20F Class 1 5.520% due 06/01/24	192	212
Series 2005-20G Class 1 4.750% due 07/01/25	2,519	2,741
SMART Trust Series 2011-1USA Class A2A 1.180% due 04/14/13 (Þ)	3,235	3,235
Series 2011-2USA Class A4A 2.310% due 04/14/17 (Þ)	7,900	7,984

Russell Strategic Bond Fund	189

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Soundview Home Equity Loan Trust Series 2005-CTX1 Class M1 0.665% due 11/25/35 (Ê)	4,121	3,007
Series 2005-DO1 Class M2 0.695% due 05/25/35 (Ê)	954	882
Series 2005-OPT4 Class 2A3 0.505% due 12/25/35 (Ê)	10,389	8,393
Series 2006-EQ1 Class A3 0.405% due 10/25/36 (Ê)	6,130	3,129
Series 2006-EQ2 Class A3 0.405% due 01/25/37 (Ê)	17,529	6,335
Series 2006-OPT5 Class 2A4 0.485% due 07/25/36 (Ê)	3,325	1,112
Series 2006-OPT5 Class M3 0.565% due 07/25/36 (Ê)	1,567	12
Series 2007-OPT1 Class 2A1 0.325% due 06/25/37 (Ê)	714	612
Specialty Underwriting & Residential Finance Series 2005-AB2 Class A1C 0.635% due 06/25/36 (Ê)	2,652	2,344
Series 2005-BC4 Class A2B 0.475% due 09/25/36 (Ê)	473	464
Series 2006-BC3 Class M2 0.535% due 06/25/37 (Ê)	1,485	19
Structured Asset Investment Loan Trust Series 2005-5 Class M1 0.665% due 06/25/35 (Ê)	1,852	1,524
Structured Asset Securities Corp. Series 2005-2XS Class 1A2A 4.510% due 02/25/35	134	134
Series 2005-4XS Class 2A1A 1.985% due 03/25/35 (Ê)	1,987	1,362
Series 2005-GEL1 Class A 0.595% due 12/25/34 (Ê)	130	126
Series 2006-WF2 Class A3 0.395% due 07/25/36 (Ê)	6,721	5,990
Series 2007-BC2 Class A3 0.375% due 03/25/37 (Ê)	5,596	4,335
Series 2007-BC3 Class 2A1 0.305% due 05/25/47 (Ê)	4,634	4,296
US Education Loan Trust LLC Series 2006-1 Class A2 0.456% due 03/01/25 (Ê)(Þ)	1,204	1,198
Washington Mutual Asset-Backed Certificates Series 2006-HE2 Class A3 0.395% due 05/25/36 (Ê)	5,226	2,441
Series 2007-HE2 Class 2A2 0.465% due 02/25/37 (Ê)	9,206	2,937
Wells Fargo Home Equity Trust Series 2006-2 Class A4 0.495% due 07/25/36 (Ê)	3,902	1,718

		613,584

Corporate Bonds and Notes - 18.0%
ACCO Brands Corp. 10.625% due 03/15/15	3,445	3,798

	Principal Amount ($) or Shares	Market Value $
Allstate Life Global Funding Trusts 5.375% due 04/30/13	2,200	2,341
Ally Financial, Inc. 4.500% due 02/11/14	1,000	977
3.751% due 06/20/14 (Ê)	900	849
Alta Wind Holdings LLC 7.000% due 06/30/35 (Þ)	1,926	2,039
Alterra USA Holdings, Ltd. 7.200% due 04/14/17 (Þ)	2,535	2,664
Altria Group, Inc. 9.700% due 11/10/18	3,825	5,141
10.200% due 02/06/39	2,580	3,986
American Airlines Pass Through Trust 2001-01 Series 01-1 6.977% due 05/23/21	173	119
American Express Bank FSB Series BKNT 5.500% due 04/16/13	700	740
6.000% due 09/13/17	600	683
American Express Centurion Bank Series BKN1 6.000% due 09/13/17	600	685
American Express Co. 7.000% due 03/19/18	400	475
American Express Credit Corp. 5.875% due 05/02/13	2,000	2,127
American International Group, Inc. 4.250% due 05/15/13	10,300	10,247
5.050% due 10/01/15	400	399
4.875% due 09/15/16	9,360	9,148
5.600% due 10/18/16	735	741
5.850% due 01/16/18	8,500	8,554
8.250% due 08/15/18	9,100	10,239
Ameriprise Financial, Inc. 7.518% due 06/01/66	3,835	3,873
AmerisourceBergen Corp. 5.875% due 09/15/15	2,495	2,842
Amgen, Inc. 6.150% due 06/01/18	5,600	6,789
Amsouth Bank Series AI 4.850% due 04/01/13	1,360	1,309
Anadarko Petroleum Corp.
6.375% due 09/15/17	11,960	14,074
8.700% due 03/15/19	2,200	2,871
6.450% due 09/15/36	4,630	5,367
Anheuser-Busch Cos., Inc. 5.500% due 01/15/18	3,535	4,142
Anheuser-Busch InBev Worldwide, Inc. 4.125% due 01/15/15	5,400	5,883
7.750% due 01/15/19	5,875	7,681
5.375% due 01/15/20	5,400	6,393
Arch Coal, Inc. 7.000% due 06/15/19 (Þ)	3,370	3,488
Arizona Public Service Co. 6.250% due 08/01/16	675	794
8.750% due 03/01/19	1,250	1,563

190	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Ashtead Capital, Inc. 9.000% due 08/15/16 (Þ)	1,950	2,028
AT&T Corp. 8.000% due 11/15/31	2,559	3,647
AT&T, Inc. 4.950% due 01/15/13	100	105
5.100% due 09/15/14	6,440	7,156
2.950% due 05/15/16	3,275	3,422
5.500% due 02/01/18	100	116
6.300% due 01/15/38	1,200	1,442
6.400% due 05/15/38	3,375	4,110
BAC Capital Trust XV 1.126% due 06/01/56 (Ê)	6,250	3,399
Bank of America Corp. 4.750% due 08/01/15	5,235	5,233
3.625% due 03/17/16	1,275	1,216
6.500% due 08/01/16	3,500	3,643
5.625% due 10/14/16	610	608
6.000% due 09/01/17	5,165	5,144
5.750% due 12/01/17	4,095	4,076
5.625% due 07/01/20	1,725	1,662
Series K 8.000% due 12/29/49 (ƒ)(Ñ)	3,000	2,791
Bank of America NA Series BKNT
0.627% due 06/15/16 (Ê)	3,100	2,402
0.647% due 06/15/17 (Ê)(Ñ)	4,175	3,024
6.100% due 06/15/17	2,000	1,980
6.000% due 10/15/36	500	481
BankAmerica Capital III Series * 0.973% due 01/15/27 (Ê)	2,300	1,376
BankBoston Capital Trust III 1.097% due 06/15/27 (Ê)	3,500	2,136
Barnett Capital III 1.053% due 02/01/27 (Ê)	1,250	754
BB&T Corp. 3.200% due 03/15/16	4,050	4,180
Bear Stearns Cos. LLC (The) 5.550% due 01/22/17	8,901	9,348
7.250% due 02/01/18	1,150	1,354
Berkshire Hathaway, Inc. 3.750% due 08/15/21	3,060	3,142
Best Buy Co., Inc. 6.750% due 07/15/13	5,545	5,905
3.750% due 03/15/16	1,330	1,303
Boardwalk Pipelines, LP 5.875% due 11/15/16	3,250	3,610
Boston Scientific Corp.
4.500% due 01/15/15	4,813	5,068
6.400% due 06/15/16	2,570	2,878
Brandywine Operating Partnership, LP 4.950% due 04/15/18	3,475	3,370
Braskem America Finance Co. 7.125% due 07/22/41 (Þ)	7,455	7,325
Burlington Northern and Santa Fe Railway Co. 2005-4 Pass Through Trust 4.967% due 04/01/23	168	191

	Principal Amount ($) or Shares	Market Value $
Burlington Northern Santa Fe LLC 6.875% due 12/01/27	160	203
6.750% due 03/15/29	110	139
Calpine Construction Finance Co., LP and CCFC Finance Corp. 8.000% due 06/01/16 (Þ)	7,700	8,200
Cameron International Corp. 1.257% due 06/02/14 (Ê)	1,500	1,507
Capital One Bank USA NA 8.800% due 07/15/19	1,250	1,485
Capital One Capital III 7.686% due 08/15/36	2,675	2,655
Capital One Financial Corp. 7.375% due 05/23/14	1,964	2,198
3.150% due 07/15/16	4,545	4,625
Caterpillar, Inc. 0.468% due 05/21/13 (Ê)	5,500	5,500
5.200% due 05/27/41	1,445	1,721
CBA Capital Trust II 6.024% due 03/29/49 (ƒ)(Þ)	3,700	3,206
CEDC Finance Corp. International, Inc. 9.125% due 12/01/16 (Þ)	1,750	1,260
Series REGS 9.125% due 12/01/16	200	144
Cellco Partnership / Verizon Wireless Capital LLC 8.500% due 11/15/18	2,750	3,718
CenterPoint Energy Resources Corp. 6.125% due 11/01/17	860	981
CF Industries, Inc. 6.875% due 05/01/18	4,580	5,221
Charter Communications Operating LLC / Charter Communications Operating Capital 10.875% due 09/15/14 (Ø)(Þ)(Æ)	1,752	1,888
Chase Capital III Series C 0.876% due 03/01/27 (Ê)	2,740	2,011
CHS/Community Health Systems, Inc. 8.875% due 07/15/15 (Ñ)	8,165	8,359
Chubb Corp. (The) 6.375% due 03/29/67	2,450	2,462
CIT Group, Inc. 5.250% due 04/01/14 (Þ)	1,000	995
7.000% due 05/04/15 (Þ)	715	715
7.000% due 05/02/17 (Þ)	3,720	3,711
6.625% due 04/01/18 (Ñ)(Þ)	3,155	3,297
Citigroup Capital XXI 8.300% due 12/21/57	9,335	9,428
Citigroup, Inc. 5.500% due 04/11/13	7,900	8,197
5.850% due 07/02/13	700	732
1.848% due 01/13/14 (Ê)(Ñ)	2,700	2,645
5.000% due 09/15/14	6,525	6,649
4.750% due 05/19/15	1,400	1,457
4.700% due 05/29/15	350	359
4.587% due 12/15/15	7,540	7,878
5.300% due 01/07/16	1,325	1,408

Russell Strategic Bond Fund	191

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

5.850% due 08/02/16	1,630	1,747
6.000% due 08/15/17	6,000	6,530
6.125% due 11/21/17	6,395	7,043
6.125% due 05/15/18	200	222
8.500% due 05/22/19	500	619
4.500% due 01/14/22	1,475	1,479
0.862% due 08/25/36 (Ê)	2,250	1,478
6.125% due 08/25/36	900	877
6.875% due 03/05/38	2,500	3,080
8.125% due 07/15/39	1,914	2,631
Clearwire Communications LLC/Clearwire Finance, Inc. 12.000% due 12/01/17 (Ñ)(Þ)	6,190	3,791
Columbus Southern Power Co. Series C 5.500% due 03/01/13	435	458
Comcast Corp. 5.875% due 02/15/18	300	348
5.700% due 05/15/18	3,230	3,722
6.450% due 03/15/37	300	359
Commonwealth Edison Co. 5.800% due 03/15/18	4,735	5,565
Continental Airlines 2006-1 Class G Pass Through Trust Series 061G 0.677% due 06/02/13 (Ê)	2,931	2,766
Continental Airlines 2009-1 Pass Through Trust Series 09-1 9.000% due 07/08/16	3,192	3,511
Continental Airlines, Inc. Series 2002-1 Class G2 6.563% due 08/15/13	1,130	1,113
Credit Suisse USA, Inc. 5.500% due 08/15/13	380	401
Crown Castle Towers LLC 3.214% due 08/15/15 (Þ)	1,235	1,248
CSC Holdings LLC 8.500% due 04/15/14	4,223	4,635
8.500% due 06/15/15	4,575	4,964
CVS Caremark Corp. 3.250% due 05/18/15	4,800	5,075
6.302% due 06/01/37	6,700	6,507
CVS Pass-Through Trust 6.036% due 12/10/28	1,057	1,082
DCP Midstream LLC 9.750% due 03/15/19 (Þ)	1,350	1,773
DCP Midstream Operating, LP 3.250% due 10/01/15	4,519	4,525
DDR Corp. 9.625% due 03/15/16	1,565	1,809
7.500% due 04/01/17	3,700	4,004
Delta Air Lines 2002-1 Class G-1 Pass Through Trust Series 02G1 6.718% due 01/02/23	2,475	2,425
Delta Air Lines, Inc. 9.500% due 09/15/14 (Þ)	4,366	4,628

	Principal Amount ($) or Shares	Market Value $
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 3.550% due 03/15/15	4,400	4,614
3.500% due 03/01/16	4,375	4,553
6.000% due 08/15/40	1,350	1,539
Discover Bank Series BKNT 8.700% due 11/18/19	4,475	5,061
Discover Financial Services 10.250% due 07/15/19	3,680	4,420
Dolphin Subsidiary II, Inc. 7.250% due 10/15/21 (Þ)	7,000	7,507
Dominion Resources, Inc. Series 06-B 2.669% due 09/30/66 (Ê)	3,370	2,854
Dow Chemical Co. (The) 7.600% due 05/15/14	5,450	6,185
Duke Realty, LP 6.750% due 03/15/20	2,600	2,829
Duquesne Light Holdings, Inc. 6.400% due 09/15/20 (Þ)	2,700	2,816
Dynegy Roseton / Danskammer Pass Through Trust Series B Series B 7.670% due 11/08/16	7,845	4,550
E*Trade Financial Corp. 12.500% due 11/30/17 (Ø)(Æ)	3,791	4,370
Edison Mission Energy 7.000% due 05/15/17	8,070	5,649
El Paso Corp. Series GMTN 8.050% due 10/15/30	300	348
El Paso Natural Gas Co. 7.500% due 11/15/26	1,425	1,685
El Paso Pipeline Partners Operating Co. LLC 6.500% due 04/01/20	5,880	6,511
Energy Transfer Partners, LP 5.950% due 02/01/15	2,650	2,872
9.700% due 03/15/19	1,150	1,421
Enterprise Products Operating LLC 5.900% due 04/15/13	1,425	1,509
5.250% due 01/31/20	6,860	7,653
Series A 8.375% due 08/01/66	1,550	1,604
Series B 7.034% due 01/15/68	3,050	3,141
Exelis, Inc. 5.550% due 10/01/21 (Å)	2,800	2,859
Express Scripts, Inc. 6.250% due 06/15/14	3,645	4,031
Farmers Exchange Capital 7.050% due 07/15/28 (Þ)	5,625	6,099
Fifth Third Bancorp 3.625% due 01/25/16	4,150	4,255
First Chicago NBD Institutional Capital I 0.978% due 02/01/27 (Ê)	1,250	919

192	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

First Niagara Financial Group, Inc. 6.750% due 03/19/20	1,850	2,033
First Union Capital II Series A
7.950% due 11/15/29	1,265	1,298
Ford Motor Co. 7.125% due 11/15/25	100	106
6.375% due 02/01/29	100	104
Ford Motor Credit Co. LLC 7.000% due 10/01/13	3,000	3,226
3.875% due 01/15/15	4,755	4,758
7.000% due 04/15/15	300	327
5.875% due 08/02/21 (Ñ)	400	426
FPL Energy Wind Funding LLC 6.876% due 06/27/17 (Þ)	1,250	1,087
Freeport-McMoRan Copper & Gold, Inc. 8.375% due 04/01/17	8,300	8,881
Frontier Communications Corp. 6.250% due 01/15/13	3,600	3,681
FUEL Trust 3.984% due 06/15/16 (Þ)	6,530	6,458
GE Capital Trust I 6.375% due 11/15/67	2,610	2,576
General Electric Capital Corp. 5.900% due 05/13/14	2,300	2,529
5.375% due 10/20/16	1,000	1,115
0.539% due 08/07/18 (Ê)	4,010	3,555
4.375% due 09/16/20	3,100	3,155
5.300% due 02/11/21	5,275	5,614
5.875% due 01/14/38	700	751
Series EMTN 0.595% due 03/20/14 (Ê)	2,000	1,960
6.375% due 11/15/67	27,500	27,299
Series GMTN 6.150% due 08/07/37	2,000	2,201
6.875% due 01/10/39	1,500	1,813
Series MTNA 0.607% due 09/15/14 (Ê)	4,000	3,900
6.750% due 03/15/32	623	728
General Electric Co. 5.250% due 12/06/17	5,515	6,283
GenOn REMA LLC Series B 9.237% due 07/02/17	3,011	3,011
GlaxoSmithKline Capital, Inc. 4.850% due 05/15/13	6,900	7,351
Goldman Sachs Group, Inc. (The) 1.428% due 07/29/13 (Ê)	1,700	1,645
6.000% due 05/01/14	2,000	2,125
0.805% due 03/22/16 (Ê)	1,300	1,166
5.750% due 10/01/16	1,338	1,434
5.625% due 01/15/17	5,461	5,656
6.250% due 09/01/17	12,400	13,408
7.500% due 02/15/19	5,651	6,384
6.000% due 06/15/20	8,425	8,873
6.750% due 10/01/37	7,900	7,591
Great Plains Energy, Inc. 4.850% due 06/01/21	4,940	5,181

	Principal Amount ($) or Shares	Market Value $
HCA, Inc. 8.500% due 04/15/19	3,480	3,828
7.875% due 02/15/20	2,375	2,583
7.250% due 09/15/20	2,920	3,128
HCP, Inc. 6.300% due 09/15/16	2,700	2,909
6.000% due 01/30/17	2,250	2,399
6.700% due 01/30/18	4,000	4,332
5.375% due 02/01/21	1,800	1,849
Health Care REIT, Inc. 4.700% due 09/15/17	5,480	5,435
5.250% due 01/15/22	2,500	2,390
6.500% due 03/15/41	4,025	3,857
Healthcare Realty Trust, Inc. 6.500% due 01/17/17	3,350	3,616
Hewlett-Packard Co. 0.588% due 05/24/13 (Ê)	6,400	6,343
3.000% due 09/15/16	2,850	2,933
4.375% due 09/15/21	5,640	5,917
Historic TW, Inc. 8.050% due 01/15/16	2,900	3,432
HRPT Properties Trust 5.750% due 02/15/14	2,710	2,797
HSBC Bank USA NA 4.875% due 08/24/20	3,021	2,947
HSBC Finance Corp. 6.676% due 01/15/21	8,795	8,945
Humana, Inc. 6.450% due 06/01/16	1,875	2,110
8.150% due 06/15/38	2,756	3,592
IDEX Corp. 4.500% due 12/15/20	1,360	1,398
Indiantown Cogeneration, LP Series A-10 9.770% due 12/15/20	2,749	2,897
Intel Corp. 1.950% due 10/01/16	3,300	3,368
3.300% due 10/01/21	3,450	3,561
International Lease Finance Corp. 6.500% due 09/01/14 (Þ)	14,390	14,822
5.750% due 05/15/16	400	377
6.750% due 09/01/16 (Þ)	1,000	1,029
Ipalco Enterprises, Inc. 5.000% due 05/01/18 (Þ)	1,725	1,751
Jabil Circuit, Inc. 7.750% due 07/15/16	760	847
JC Penney Corp., Inc. 6.375% due 10/15/36	3,355	2,818
JetBlue Airways 2004-2 G-2 Pass Through Trust Series 04-2 0.736% due 11/15/16 (Ê)	4,039	3,736
JP Morgan Chase Capital XIII Series M 1.319% due 09/30/34 (Ê)	6,050	4,124
JP Morgan Chase Capital XX Series T 6.550% due 09/29/36	300	309

Russell Strategic Bond Fund	193

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

JP Morgan Chase Capital XXIII 1.286% due 05/15/47 (Ê)	8,880	6,131
JPMorgan Chase & Co. 5.375% due 01/15/14	2,565	2,772
5.150% due 10/01/15	3,950	4,195
3.150% due 07/05/16	3,465	3,471
6.000% due 01/15/18	9,100	10,183
6.300% due 04/23/19	3,050	3,456
4.625% due 05/10/21	2,025	2,075
4.350% due 08/15/21	2,900	2,901
5.600% due 07/15/41	4,750	5,164
Series 1 7.900% due 04/29/49 (Æ)(ƒ)	3,580	3,854
JPMorgan Chase Bank NA Series BKNT 5.875% due 06/13/16	240	260
6.000% due 10/01/17	6,400	6,893
JPMorgan Chase Capital XXI Series U 1.206% due 02/02/37 (Ê)	455	315
Kraft Foods, Inc. 4.125% due 02/09/16	6,290	6,820
6.125% due 02/01/18	1,000	1,180
6.125% due 08/23/18	2,075	2,469
6.500% due 02/09/40	2,300	2,939
Lehman Brothers Holdings, Inc. 6.200% due 09/26/14 (Ø)(Æ)	1,000	255
6.875% due 05/02/18 (Ø)(Æ)	1,365	351
7.000% due 09/27/27 (Ø)(Æ)	1,260	312
Liberty Property, LP 4.750% due 10/01/20	3,975	3,996
Lorillard Tobacco Co. 3.500% due 08/04/16	2,385	2,394
6.875% due 05/01/20	4,700	5,313
Manufacturers & Traders Trust Co. 5.585% due 12/28/20	745	721
MarkWest Energy Partners, LP Series B 8.750% due 04/15/18	1,260	1,417
MBNA Capital B Series B 1.228% due 02/01/27 (Ê)	4,505	2,802
MBNA Corp. 6.125% due 03/01/13	2,000	2,033
Medco Health Solutions, Inc. 6.125% due 03/15/13	500	529
7.250% due 08/15/13	4,357	4,755
Merrill Lynch & Co., Inc. 5.450% due 02/05/13	7,500	7,584
6.050% due 05/16/16	3,575	3,519
6.400% due 08/28/17	10,200	10,342
6.500% due 07/15/18	100	99
6.875% due 11/15/18	100	103
7.750% due 05/14/38	1,500	1,496
MetLife Capital Trust X 9.250% due 04/08/38 (Þ)	1,500	1,755
MetLife Global Funding I 3.125% due 01/11/16 (Þ)	5,660	5,730

	Principal Amount ($) or Shares	Market Value $
MetLife, Inc. 6.400% due 12/15/36	500	491
10.750% due 08/01/39	3,435	4,534
Metropolitan Life Global Funding I 5.125% due 04/10/13 (Þ)	3,000	3,153
Mirant Mid Atlantic Pass Through Trust B Series B 9.125% due 06/30/17	2,915	3,003
Monsanto Co. 5.125% due 04/15/18	5,000	5,818
Morgan Stanley 6.000% due 05/13/14	8,920	9,267
5.375% due 10/15/15	7,000	7,041
0.855% due 10/18/16 (Ê)	5,505	4,604
5.750% due 10/18/16	1,500	1,538
5.550% due 04/27/17	2,450	2,461
6.250% due 08/28/17	1,300	1,351
5.950% due 12/28/17	2,350	2,370
6.625% due 04/01/18	14,811	15,436
5.625% due 09/23/19	2,000	1,975
5.500% due 07/28/21	4,315	4,215
Series GMTN 2.786% due 05/14/13 (Ê)	1,100	1,088
5.450% due 01/09/17	2,425	2,440
Mosaic Co. (The) 3.750% due 11/15/21 (Ñ)	4,275	4,374
Motorola Solutions, Inc. 7.500% due 05/15/25	1,935	2,255
Nalco Co. 8.250% due 05/15/17	2,915	3,236
National City Bank Series BKNT 0.703% due 06/07/17 (Ê)	7,200	6,601
National Rural Utilities Cooperative Finance Corp. 1.900% due 11/01/15	2,370	2,374
Nationwide Financial Services, Inc. 5.375% due 03/25/21 (Þ)	4,675	4,658
NB Capital Trust IV 8.250% due 04/15/27	3,511	3,265
NBC Universal, Inc. 4.375% due 04/01/21	4,850	5,158
NBCUniversal Media LLC 3.650% due 04/30/15	6,845	7,227
NCUA Guaranteed Notes Series A4 3.000% due 06/12/19	5,200	5,414
Newfield Exploration Co. 5.750% due 01/30/22	1,400	1,484
News America, Inc. 8.250% due 10/17/96	240	291
Series WI 6.150% due 02/15/41	8,085	9,021
Nextel Communications, Inc. Series C 5.950% due 03/15/14	5,235	4,999
NGPL PipeCo LLC 6.514% due 12/15/12 (Þ)	5,000	5,199

194	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Nielsen Finance LLC / Nielsen Finance Co. 11.500% due 05/01/16	3,700	4,246
Nisource Finance Corp. 6.400% due 03/15/18	2,180	2,548
NRG Energy, Inc. 7.625% due 01/15/18 (Þ)	2,695	2,728
8.500% due 06/15/19	1,660	1,735
NuStar Logistics, LP 6.050% due 03/15/13	3,607	3,805
OMX Timber Finance Investments I LLC 5.420% due 01/29/20 (Þ)	7,200	7,517
Oncor Electric Delivery Co. LLC 6.800% due 09/01/18	4,750	5,751
O’Reilly Automotive, Inc. 4.625% due 09/15/21	4,140	4,156
Panhandle Eastern Pipeline Co., LP 8.125% due 06/01/19	3,542	4,301
Peabody Energy Corp. 7.875% due 11/01/26	500	551
PerkinElmer, Inc. 5.000% due 11/15/21	2,745	2,825
Petrohawk Energy Corp. 7.250% due 08/15/18	4,460	5,107
Philip Morris International, Inc. 5.650% due 05/16/18	4,605	5,467
Plains Exploration & Production Co. 10.000% due 03/01/16	2,675	2,969
7.625% due 06/01/18	1,250	1,338
Plastipak Holdings, Inc. 8.500% due 12/15/15 (Þ)	1,150	1,167
Principal Life Income Funding Trusts 5.300% due 04/24/13	400	424
Progress Energy, Inc. 7.050% due 03/15/19	2,550	3,189
7.750% due 03/01/31	275	379
ProLogis, LP 1.875% due 11/15/37	2,550	2,486
Prudential Financial, Inc. 3.875% due 01/14/15	5,675	5,931
Prudential Holdings LLC 8.695% due 12/18/23 (Þ)	5,600	6,909
Series FSA 1.225% due 12/18/17 (Ê)(Þ)	3,500	3,266
Public Service Co. of New Mexico 7.950% due 05/15/18	3,320	3,967
Puget Sound Energy, Inc. Series A 6.974% due 06/01/67	1,500	1,487
Quebecor World Capital Corp. 6.125% due 11/15/13 (Ø)	1,955	—
4.875% due 11/15/49 (Ø)	625	—
Qwest Communications International, Inc. 8.000% due 10/01/15	3,486	3,765
Qwest Corp. 7.625% due 06/15/15	1,000	1,110
8.375% due 05/01/16	5,135	5,867
Range Resources Corp. 7.500% due 10/01/17	550	587

	Principal Amount ($) or Shares	Market Value $
7.250% due 05/01/18	800	860
Reed Elsevier Capital, Inc. 7.750% due 01/15/14	1,885	2,132
Rensselaer Polytechnic Institute 5.600% due 09/01/20	4,675	5,312
Reynolds American, Inc. 7.625% due 06/01/16	1,790	2,132
Rockies Express Pipeline LLC 6.850% due 07/15/18 (Þ)	7,095	7,218
Rock-Tenn Co. 5.625% due 03/15/13	373	382
Rohm & Haas Co. 6.000% due 09/15/17	100	114
RSC Equipment Rental, Inc./RSC Holdings III LLC 10.000% due 07/15/17 (Þ)	3,450	3,847
Sabine Pass LNG, LP 7.250% due 11/30/13	8,590	8,590
7.500% due 11/30/16	500	495
7.500% due 11/30/16 (Þ)	2,900	2,755
Santander Holdings USA, Inc. 4.625% due 04/19/16	1,460	1,438
Sempra Energy 2.000% due 03/15/14	4,180	4,236
Simon Property Group, LP
6.100% due 05/01/16	1,955	2,212
10.350% due 04/01/19	3,840	5,220
5.650% due 02/01/20	2,800	3,127
SLM Corp. 6.250% due 01/25/16	3,250	3,250
Series MTNA 5.000% due 04/15/15 (Ñ)	3,000	2,910
South Carolina Electric & Gas Co. 6.500% due 11/01/18	1,240	1,541
Southern Copper Corp. 6.375% due 07/27/15	1,780	1,951
Southern Natural Gas Co. / Southern Natural Issuing Corp. 4.400% due 06/15/21	6,295	6,332
Southern Union Co. 7.200% due 11/01/66	8,940	7,688
Springleaf Finance Corp. 6.900% due 12/15/17	600	457
Steel Dynamics, Inc. 7.750% due 04/15/16	3,450	3,631
SunTrust Banks, Inc. 3.600% due 04/15/16	2,550	2,612
Symetra Financial Corp. 8.300% due 10/15/37 (Þ)	3,430	3,190
TD Ameritrade Holding Corp. 4.150% due 12/01/14	3,665	3,904
Tennessee Gas Pipeline Co. 8.000% due 02/01/16	3,305	3,871
8.375% due 06/15/32	1,250	1,584
Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc. 10.500% due 11/01/16 (Ñ)(Ø)	6,472	2,686

Russell Strategic Bond Fund	195

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Textron, Inc. 6.200% due 03/15/15	3,235	3,477
Time Warner Cable, Inc. 6.200% due 07/01/13	5,900	6,379
3.500% due 02/01/15	5,636	5,911
Time Warner Entertainment Co., LP Series * 8.375% due 03/15/23	1,176	1,546
Timken Co. 6.000% due 09/15/14	2,440	2,649
Transatlantic Holdings, Inc. 8.000% due 11/30/39	2,350	2,551
UAL 2009-1 Pass Through Trust Series 09-1 10.400% due 11/01/16	545	603
UBS Preferred Funding Trust V Series 1 6.243% due 05/29/49 (ƒ)(Ñ)	3,600	3,249
Union Electric Co. 6.400% due 06/15/17	3,145	3,728
UnitedHealth Group, Inc. 4.875% due 02/15/13	400	418
6.000% due 06/15/17	56	65
6.500% due 06/15/37	675	858
USB Capital IX 3.500% due 10/29/49 (Ê)(ƒ)	300	218
USB Realty Corp. 6.091% due 12/29/49 (ƒ)(Þ)	2,225	1,608
Verizon Communications, Inc. 5.250% due 04/15/13	300	319
3.000% due 04/01/16 (Ñ)	4,180	4,399
3.500% due 11/01/21	2,650	2,674
VF Corp. 3.500% due 09/01/21	2,655	2,693
Wachovia Bank NA Series BKNT 6.600% due 01/15/38	2,725	3,171
Wachovia Capital Trust III 5.570% due 03/29/49 (Ê)(ƒ)	3,897	3,381
Wachovia Corp. 5.625% due 10/15/16	100	109
5.750% due 02/01/18	1,200	1,363
Watson Pharmaceuticals, Inc. 5.000% due 08/15/14	4,441	4,798
WEA Finance LLC / WT Finance Aust Pty, Ltd. 7.500% due 06/02/14 (Þ)	3,870	4,325
6.750% due 09/02/19 (Þ)	1,300	1,468
Wells Fargo & Co. 5.625% due 12/11/17	2,770	3,189
Series K 7.980% due 03/29/49 (ƒ)(Ñ)	20,000	21,400
Weyerhaeuser Co. 7.375% due 10/01/19	1,480	1,634
Williams Cos., Inc. (The) 7.875% due 09/01/21	741	936
Williams Partners, LP / Williams Partners Finance Corp. 7.250% due 02/01/17	7,820	9,292

	Principal Amount ($) or Shares	Market Value $
Windstream Corp. 8.625% due 08/01/16	841	870
Xylem, Inc. 3.550% due 09/20/16 (Þ)	3,225	3,270
ZFS Finance USA Trust II 6.450% due 12/15/65 (Þ)	10,555	10,133
ZFS Finance USA Trust IV 5.875% due 05/09/32 (Þ)	263	255

		1,377,056

International Debt - 9.5%
Abbey National Treasury Services PLC 4.000% due 04/27/16	8,205	7,828
Achmea Hypotheekbank NV 3.200% due 11/03/14 (Þ)	13,600	14,368
AK Transneft OJSC Via TransCapitalInvest, Ltd. 8.700% due 08/07/18 (Þ)	1,000	1,222
ALROSA Finance SA Series REGS 7.750% due 11/03/20	1,030	1,067
America Movil SAB de CV 6.125% due 03/30/40	200	236
American International Group, Inc. 5.750% due 03/15/67	2,850	3,322
ANZ National International, Ltd. 6.200% due 07/19/13 (Þ)	5,000	5,350
ArcelorMittal 9.000% due 02/15/15	2,150	2,516
6.125% due 06/01/18	8,734	8,971
ARES CLO, Ltd. Series 2005-10A Class A2 0.590% due 09/18/17 (Å)(Ê)	4,845	4,706
AstraZeneca PLC 5.900% due 09/15/17	1,100	1,334
Australia & New Zealand Banking Group, Ltd. 2.125% due 01/10/14 (Þ)	2,700	2,723
AWAS Aviation Capital, Ltd. 7.000% due 10/17/16 (Þ)	3,435	3,418
Bakrie Telecom Pte, Ltd. 11.500% due 05/07/15 (Þ)	3,055	2,016
Banco Santander Brasil SA 4.500% due 04/06/15 (Þ)	300	294
Banco Santander Brazil SA 2.450% due 03/18/14 (Ê)(Þ)	1,400	1,333
Bank of China Hong Kong, Ltd. 5.550% due 02/11/20 (Þ)	600	614
Bank of India Series REGS 4.750% due 09/30/15	600	601
Bank of Montreal 2.850% due 06/09/15 (Þ)	1,100	1,151
Bank of New York Mellon SA Institucion de Banca Multiple 9.625% due 05/02/21 (Þ)	1,305	1,168
Bank of Scotland PLC 5.250% due 02/21/17 (Þ)	2,900	3,099
Barclays Bank PLC 2.375% due 01/13/14	1,000	988
6.050% due 12/04/17 (Þ)	2,700	2,591

196	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

BBVA Bancomer SA 4.500% due 03/10/16 (Þ)	600	598
7.250% due 04/22/20 (Þ)	4,225	4,373
6.500% due 03/10/21 (Þ)	1,200	1,194
Black Diamond CLO, Ltd. Series 2007-1A Class AD 0.678% due 04/29/19 (Ê)(Þ)	23,250	21,241
BNP Paribas SA 5.186% due 06/29/49 (ƒ)(Þ)	600	462
Bolivarian Republic of Venezuela 8.250% due 10/13/24	790	508
BP Capital Markets PLC 3.200% due 03/11/16	2,075	2,180
4.500% due 10/01/20	4,700	5,161
Braskem Finance, Ltd. 7.000% due 05/07/20 (Þ)	1,200	1,296
5.750% due 04/15/21 (Þ)	500	500
Brazilian Government International Bond 5.625% due 01/07/41	1,320	1,490
BRFkredit AS 2.050% due 04/15/13 (Þ)	16,500	16,823
C10 Capital SPV, Ltd. 6.722% due 12/31/49 (ƒ)(Þ)	1,800	936
Caisse Centrale Desjardins du Quebec 2.650% due 09/16/15 (Þ)	6,040	6,206
Cemex SAB de CV 5.369% due 09/30/15 (Ê)(Þ)	1,190	881
9.000% due 01/11/18 (Þ)	2,600	2,171
Cenovus Energy, Inc. 4.500% due 09/15/14	1,520	1,646
Centrais Eletricas Brasileiras SA 5.750% due 10/27/21 (Å)	1,955	2,023
Cie de Financement Foncier 2.125% due 04/22/13 (Þ)	5,800	5,790
Colombia Government International Bond 4.375% due 07/12/21	7,580	7,921
Corp. Andina de Fomento 8.125% due 06/04/19	1,745	2,123
Corp. Nacional del Cobre de Chile 7.500% due 01/15/19 (Þ)	1,900	2,395
3.875% due 11/03/21 (Å)	3,100	3,087
6.150% due 10/24/36 (Þ)	100	119
Covidien International Finance SA 6.000% due 10/15/17	2,565	3,084
4.200% due 06/15/20	2,250	2,463
Credit Suisse AG Series 1 0.976% due 05/29/49 (Ê)(ƒ)	3,595	2,358
Credit Suisse NY 2.200% due 01/14/14	900	898
5.500% due 05/01/14	3,000	3,199
6.000% due 02/15/18	1,380	1,422
CSN Islands XI Corp. 6.875% due 09/21/19 (Ñ)(Þ)	300	324
CSN Resources SA 6.500% due 07/21/20 (Þ)	400	429

	Principal Amount ($) or Shares	Market Value $
Deutsche Bank AG 6.000% due 09/01/17	5,700	6,464
Deutsche Telekom International Finance BV 4.875% due 07/08/14	3,000	3,223
Dexia Credit Local SA 0.908% due 04/29/14 (Ê)(Þ)	5,300	4,772
Digicel Group, Ltd. 8.875% due 01/15/15 (Þ)	875	881
9.125% due 01/15/15 (Þ)	7,182	7,236
DnB NOR Boligkreditt 2.100% due 10/14/15 (Þ)	19,500	19,696
2.900% due 03/29/16 (Þ)	11,100	11,535
Dolphin Energy, Ltd. 5.888% due 06/15/19 (Þ)	1,767	1,929
Eastern and Southern African Trade and Development Bank 6.875% due 01/09/16	2,700	2,585
Electricite De France 5.500% due 01/26/14 (Þ)	1,700	1,846
6.500% due 01/26/19 (Þ)	1,700	2,011
6.950% due 01/26/39 (Þ)	1,400	1,791
Endurance Specialty Holdings, Ltd. 6.150% due 10/15/15	525	564
Enel Finance International NV 6.250% due 09/15/17 (Þ)	1,500	1,555
6.000% due 10/07/39 (Þ)	2,850	2,622
ENN Energy Holdings, Ltd. 6.000% due 05/13/21 (Þ)	300	318
Escrow GM Corp Zero coupon due 08/15/13 (Þ)	420	160
Export-Import Bank of China 4.875% due 07/21/15 (Þ)	300	319
Gaz Capital for Gazprom Series REGS 8.625% due 04/28/34	17,900	22,196
Gazprom International SA for Gazprom Series regs 7.201% due 02/01/20	1,818	2,000
Gazprom OAO Via Gaz Capital SA 7.343% due 04/11/13 (Þ)	600	635
8.146% due 04/11/18 (Þ)	2,600	3,026
Series REGS 9.250% due 04/23/19	2,380	2,948
Gazprom OAO Via RBS AG 9.625% due 03/01/13 (Þ)	1,620	1,764
Gerdau Trade, Inc. 5.750% due 01/30/21 (Þ)	2,700	2,666
Government of the Cayman Islands 5.950% due 11/24/19 (Þ)	2,655	2,776
Gracechurch Mortgage Financing PLC Series 2006-1 Class A6 0.398% due 11/20/56 (Ê)(Þ)	4,710	4,660
Granite Master Issuer PLC Series 2005-2 Class A5 1.645% due 12/20/54 (Ê)	855	1,141

Russell Strategic Bond Fund	197

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Greywolf CLO, Ltd. Series 2007-1A Class A 0.538% due 02/18/21 (Ê)(Þ)	4,418	4,016
HBOS PLC Series GMTN 6.750% due 05/21/18 (Þ)	9,920	8,627
HSBC Bank USA NA NY Series CLN Zero coupon due 08/15/40	8,130	10,447
HSBC Holdings PLC 6.500% due 05/02/36	700	745
6.500% due 09/15/37	1,200	1,268
6.800% due 06/01/38	1,375	1,510
Hutchison Whampoa International 09, Ltd. Series REGS 7.625% due 04/09/19	2,800	3,452
ING Bank NV 1.397% due 03/15/13 (Ê)(Þ)	8,100	7,992
2.375% due 06/09/14 (Þ)	4,500	4,518
2.500% due 01/14/16 (Þ)	8,100	8,139
Intelsat Jackson Holdings SA 9.500% due 06/15/16	5,595	5,840
7.250% due 04/01/19 (Þ)	3,750	3,769
IPIC GMTN, Ltd. 5.500% due 03/01/22 (Å)	9,500	9,438
6.875% due 11/01/41 (Þ)	2,365	2,359
Israel Government AID Bond 5.500% due 09/18/33	6,000	7,835
JPMorgan Chase & Co. 1.786% due 09/26/13 (Ê)	300	407
Kansas City Southern de Mexico SA de CV 6.625% due 12/15/20 (Ñ)	1,425	1,539
Kinross Gold Corp. 6.875% due 09/01/41 (Þ)	1,415	1,423
Korea Electric Power Corp. 5.125% due 04/23/34 (Þ)	485	507
Korea Hydro & Nuclear Power Co., Ltd. 4.750% due 07/13/21 (Þ)	6,115	6,246
LBG Capital No. 1 PLC 8.500% due 12/29/49 (Þ)	300	204
Lloyds TSB Bank PLC 6.500% due 09/14/20 (Ñ)(Þ)	1,144	1,065
12.000% due 12/29/49 (ƒ)(Þ)	8,700	8,342
Majapahit Holding BV Series REGS 7.750% due 10/17/16	900	1,021
Mexico Government International Bond 6.050% due 01/11/40	4,660	5,464
Montpelier Re Holdings, Ltd. 6.125% due 08/15/13	4,985	5,105
Monument Park CDO, Ltd. Series 2004-1A Class A1 0.959% due 01/20/16 (Ê)(Þ)	1,089	1,056
Morgan Stanley 1.752% due 01/16/17	300	342
Morgan Stanley Bank AG for OAO Gazprom Series REGS 9.625% due 03/01/13	1,200	1,307

	Principal Amount ($) or Shares	Market Value $
Morgan Stanley Group, Inc. 5.750% due 02/14/17	200	317
MTS International Funding, Ltd. Series REGS 8.625% due 06/22/20	200	218
MUFG Capital Finance 1, Ltd. 6.346% due 07/29/49 (ƒ)	4,050	4,072
National Australia Bank, Ltd. 5.350% due 06/12/13 (Þ)	6,725	7,117
Nationwide Building Society 6.250% due 02/25/20 (Þ)	2,600	2,701
Nexen, Inc. 6.400% due 05/15/37	1,090	1,172
7.500% due 07/30/39	3,700	4,479
Noble Group, Ltd. 6.750% due 01/29/20 (Þ)	700	686
Nokia OYJ 5.375% due 05/15/19	2,550	2,561
Nordea Bank AB 2.125% due 01/14/14 (Þ)	400	400
Nordea Eiendomskreditt AS 1.875% due 04/07/14 (Þ)	10,000	10,119
Norske Skogindustrier ASA 6.125% due 10/15/15 (Þ)	2,525	1,363
North American Development Bank 4.375% due 02/11/20	5,900	6,548
Novatek Finance, Ltd. 5.326% due 02/03/16 (Þ)	400	411
Odebrecht Drilling Norbe VIII/IX, Ltd. 6.350% due 06/30/21 (Þ)	1,700	1,776
OGX Petroleo e Gas Participacoes SA 8.500% due 06/01/18 (Þ)	2,555	2,529
Panama Government International Bond 7.250% due 03/15/15	300	346
PE Paper Escrow GmbH 12.000% due 08/01/14 (Þ)	3,650	3,960
Petrobras International Finance Co. - Pifco 3.875% due 01/27/16	4,000	4,093
5.875% due 03/01/18	700	749
8.375% due 12/10/18	400	487
5.750% due 01/20/20	320	344
5.375% due 01/27/21	5,160	5,428
Petróleos de Venezuela S.A. 5.000% due 10/28/15	1,310	888
Petroleos de Venezuela SA Series REGS 8.500% due 11/02/17	1,960	1,421
Petroleos Mexicanos 8.000% due 05/03/19	4,400	5,489
Series WI 6.500% due 06/02/41	5,660	6,070
Petroleum Co. of Trinidad & Tobago, Ltd. 9.750% due 08/14/19 (Þ)	1,585	1,843
Poland Government International Bond 5.000% due 03/23/22	2,915	2,879
Polo Ralph Lauren Corp. 4.500% due 10/04/13	2,050	2,929

198	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

PPL WEM Holdings PLC 5.375% due 05/01/21 (Þ)	4,150	4,436
Province of Ontario Canada 1.375% due 01/27/14	1,700	1,719
3.000% due 07/16/18	500	517
PTTEP Canada International Finance, Ltd. 5.692% due 04/05/21 (Þ)	2,610	2,669
Qatar Government International Bond 5.250% due 01/20/20 (Þ)	7,860	8,705
QBE Capital Funding III, Ltd. 7.250% due 05/24/41 (Þ)	3,000	2,817
Qtel International Finance, Ltd. 5.000% due 10/19/25 (Þ)	7,905	7,954
Rabobank Nederland NV 11.000% due 06/29/49 (ƒ)(Þ)	4,042	4,891
Ras Laffan Liquefied Natural Gas Co., Ltd. II 5.298% due 09/30/20 (Þ)	661	714
Ras Laffan Liquefied Natural Gas Co., Ltd. III 5.838% due 09/30/27 (Þ)	300	327
Reliance Industries, Ltd. 10.250% due 01/15/97 (Þ)	1,000	1,063
Republic of Venezuela 7.750% due 10/13/19	2,220	1,548
RESI Finance, LP Series 2003-D Class B3 1.543% due 12/10/35 (Ê)(Þ)	1,340	1,015
Resix Finance, Ltd. Credit-Linked Notes Series 2003-D Class B7 5.993% due 12/10/35 (Ê)(Þ)	1,558	1,161
Resona Bank, Ltd. 5.850% due 09/29/49 (ƒ)(Þ)	600	603
Rio Tinto Finance USA, Ltd. 3.750% due 09/20/21	4,125	4,286
Royal Bank of Canada 1.450% due 10/30/14	4,135	4,154
Royal Bank of Scotland Group PLC Series 1 9.118% due 03/31/49 (ƒ)(Ñ)	2,300	2,234
Royal Bank of Scotland PLC (The) 3.250% due 01/11/14	5,500	5,463
4.875% due 08/25/14 (Þ)	4,075	4,156
1.105% due 09/29/15 (Ê)	100	77
0.564% due 10/14/16 (Ê)	100	72
Russian Foreign Bond - Eurobond Series REGS 3.625% due 04/29/15	200	203
5.000% due 04/29/20	100	104
Shell International Finance BV 4.375% due 03/25/20	1,825	2,077
Sigma Alimentos SA de CV 5.625% due 04/14/18 (Þ)	1,990	2,025
Smurfit Kappa Treasury Funding, Ltd. 7.500% due 11/20/25	1,800	1,692
Societe Generale SA 1.441% due 04/11/14 (Ê)(Þ)	300	273
Sparebank 1 Boligkreditt AS 1.250% due 10/25/13 (Þ)	14,800	14,801
2.625% due 05/27/16 (Þ)	13,500	13,729

	Principal Amount ($) or Shares	Market Value $
Stadshypotek AB 1.450% due 09/30/13 (Þ)	4,000	4,025
Standard Chartered PLC 5.500% due 11/18/14 (Þ)	500	527
State of Qatar 5.150% due 04/09/14	610	663
Sumitomo Mitsui Banking Corp. 1.950% due 01/14/14 (Þ)	1,200	1,214
Suncor Energy, Inc. 5.950% due 12/01/34	1,920	2,226
Swedbank AB 2.900% due 01/14/13 (Þ)	15,300	15,719
Swedbank Hypotek AB 0.813% due 03/28/14 (Ê)(Þ)	2,300	2,303
Teck Resources, Ltd. 10.750% due 05/15/19	2,825	3,489
Telecom Italia Capital SA 7.721% due 06/04/38	2,050	2,071
Telefonica Emisiones SAU 2.582% due 04/26/13	3,345	3,303
Telefonos de Mexico SAB de CV 5.500% due 01/27/15	5,880	6,375
Telemar Norte Leste SA 5.500% due 10/23/20 (Þ)	2,085	2,101
Temasek Financial I, Ltd. 4.300% due 10/25/19 (Þ)	1,200	1,294
TNK-BP Finance SA Series REGS 7.500% due 07/18/16	2,270	2,508
Total Capital SA 4.450% due 06/24/20	2,600	2,918
TransCanada PipeLines, Ltd. 6.350% due 05/15/67	3,175	3,236
Transocean, Inc. 4.950% due 11/15/15	2,060	2,170
6.000% due 03/15/18	4,970	5,284
6.500% due 11/15/20	2,775	3,095
7.500% due 04/15/31	3,020	3,308
6.800% due 03/15/38	2,695	2,986
Tyco Electronics Group SA 6.550% due 10/01/17	2,945	3,445
UBM PLC 5.750% due 11/03/20 (Þ)	8,215	8,127
UBS AG 5.850% due 12/31/17 (Þ)	4,690	2,528
Series BKNT 5.875% due 12/20/17	2,000	2,190
5.750% due 04/25/18	300	317
Series FRN 1.425% due 01/28/14 (Ê)	1,000	979
UPCB Finance III, Ltd. 6.625% due 07/01/20 (Þ)	2,725	2,711
Vale Overseas, Ltd. 6.250% due 01/23/17	200	224
6.875% due 11/21/36	200	229
6.875% due 11/10/39	1,170	1,348
Venezuela Government International Bond 9.000% due 05/07/23	570	390
9.250% due 05/07/28	210	140

Russell Strategic Bond Fund	199

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Vimpel Communications Via VIP Finance Ireland, Ltd. OJSC 6.493% due 02/02/16 (Þ)	1,860	1,814
7.748% due 02/02/21 (Þ)	1,790	1,718
Virgin Media Finance PLC Series 1 9.500% due 08/15/16	1,950	2,174
Volvo Treasury AB 5.950% due 04/01/15 (Þ)	6,299	6,810
Weatherford International, Ltd./Bermuda 9.625% due 03/01/19	3,315	4,323
Westchester CLO, Ltd. Zero coupon due 08/01/22 (Þ)	13,620	12,180
Westpac Banking Corp. 3.585% due 08/14/14 (Þ)	9,600	10,247
White Mountains Re Group, Ltd. 7.506% due 05/29/49 (ƒ)(Þ)	5,830	5,420
White Nights Gazprom 10.500% due 03/08/14	300	343
10.500% due 03/25/14	1,100	1,258
Willis Group Holdings PLC 4.125% due 03/15/16	2,610	2,676
WPP Finance UK 8.000% due 09/15/14	5,405	6,179

		730,984

Loan Agreements - 0.2%
Adam Aircraft Industries, Inc. Term Loan 15.130% due 05/23/12 (Þ)(Ø)(Æ)	760	8
Caesars Entertainment Operating Co., Inc. Term Loan B2 3.245% due 01/28/15	1,398	1,229
3.418% due 01/28/15	2,602	2,288
HCA, Inc. Extended Term Loan B3 3.619% due 05/01/18	5,448	5,257
Newsday LLC Term Loan Fixed Rate Term Loan 10.500% due 08/01/13	2,775	2,865
Texas Competitive Electric Holdings Co. LLC Extended Term Loan 4.742% due 10/10/17	2,460	1,668
4.772% due 10/10/17	2,617	1,774

		15,089

Mortgage-Backed Securities - 42.8%
Adjustable Rate Mortgage Trust Series 2006-1 Class 2A1 3.159% due 03/25/36	1,096	587
Series 2007-1 Class 1A1 2.931% due 03/25/37	5,283	2,246
American General Mortgage Loan Trust Series 2010-1A Class A1 5.150% due 03/25/58 (Þ)	1,697	1,737
American Home Mortgage Assets Series 2007-4 Class A2 0.435% due 08/25/37 (Ê)	9,379	6,339

	Principal Amount ($) or Shares	Market Value $
American Home Mortgage Investment Trust Series 2004-4 Class 4A 2.245% due 02/25/45 (Ê)	639	509
Series 2005-2 Class 5A3 5.077% due 09/25/35	905	914
Banc of America Alternative Loan Trust Series 2004-10 Class 1CB1 6.000% due 11/25/34	329	334
Series 2004-11 Class 1CB1 6.000% due 12/25/34	401	389
Series 2005-3 Class 2A1 5.500% due 04/25/20	373	377
Series 2005-5 Class 2CB1 6.000% due 06/25/35	643	463
Series 2005-9 Class 5A1 5.500% due 10/25/20	764	708
Series 2006-6 Class CB6 6.000% due 06/25/46	1,230	219
Banc of America Funding Corp. Series 2005-D Class A1 2.712% due 05/25/35 (Ê)	841	836
Series 2005-F Class 1A2 0.595% due 09/20/35 (Ê)	267	70
Series 2006-3 Class 5A8 5.500% due 03/25/36	4,640	4,253
Series 2006-A Class 4A1 5.443% due 02/20/36 (Ê)	3,168	2,350
Series 2006-D Class 1A2 0.525% due 05/20/36 (Ê)	39,000	5,871
Series 2006-F Class 1A2 2.778% due 07/20/36 (Ê)	218	58
Series 2006-H Class 4A4 6.031% due 09/20/46	893	161
Series 2006-I Class 5A1 5.969% due 10/20/46 (Ê)	9,826	7,696
Series 2006-J Class 4A1 5.741% due 01/20/47	832	539
Series 2007-2 Class TA1B 5.806% due 03/25/37	303	200
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2002-PB2 Class A4 6.186% due 06/11/35	3,302	3,302
Series 2002-PB2 Class C 6.349% due 06/11/35	100	100
Series 2003-1 Class D 4.903% due 09/11/36 (Þ)	440	445
Series 2003-1 Class SBB 5.860% due 03/11/32 (Þ)	1,640	1,727
Series 2003-1 Class SBC 5.790% due 03/11/32 (Þ)	1,347	1,417
Series 2003-1 Class SBE 6.770% due 03/11/32 (Þ)	437	468
Series 2005-1 Class A3 4.877% due 11/10/42	2,299	2,300
Series 2005-1 Class A4 5.067% due 11/10/42	2,495	2,585

200	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2005-2 Class A4 4.783% due 07/10/43	1,989	2,005
Series 2005-2 Class A5 4.857% due 07/10/43	7,570	8,293
Series 2005-6 Class A4 5.194% due 09/10/47	1,500	1,661
Series 2006-1 Class A4 5.372% due 09/10/45	4,225	4,660
Series 2006-2 Class A4 5.731% due 05/10/45	14,141	15,802
Series 2006-3 Class A4 5.889% due 07/10/44	7,720	8,507
Series 2006-4 Class A4 5.634% due 07/10/46	3,640	4,011
Series 2006-6 Class A4 5.356% due 10/10/45	840	888
Series 2007-2 Class A4 5.645% due 04/10/49	4,700	5,013
Series 2008-1 Class A4 6.205% due 02/10/51	6,605	7,358
Series 2008-1 Class B 6.248% due 02/10/51 (Þ)	1,562	1,057
Series 2008-1 Class C 6.248% due 02/10/51 (Þ)	1,507	957
Banc of America Mortgage Securities, Inc. Series 2004-1 Class 5A1 6.500% due 09/25/33	29	31
Series 2004-11 Class 2A1 5.750% due 01/25/35	1,670	1,708
Series 2004-D Class 1A1 2.748% due 05/25/34 (Ê)	78	64
Series 2004-F Class 1A1 2.748% due 07/25/34 (Ê)	743	663
Series 2004-I Class 2A2 2.747% due 10/25/34 (Ê)	152	132
Series 2004-L Class 2A1 2.872% due 01/25/35 (Ê)	2,682	2,220
Series 2005-H Class 2A5 2.764% due 09/25/35 (Ê)	3,300	2,476
Series 2005-I Class 2A2 2.732% due 10/25/35 (Ê)	2,047	373
Series 2005-I Class 4A1 5.154% due 10/25/35 (Ê)	1,765	1,589
Series 2006-2 Class A12 6.000% due 07/25/46	158	132
Series 2006-B Class 1A1 2.340% due 10/20/46 (Ê)	936	417
Series 2007-1 Class 1A16 5.625% due 03/25/37	1,676	1,578
Series 2007-1 Class 1A26 6.000% due 03/25/37	1,047	924
Bcap LLC 2011 RR4 II Series 2011-RR4 Class 7A2 11.225% due 04/26/37 (Þ)	5,425	1,492
Bear Stearns Adjustable Rate Mortgage Trust Series 2002-11 Class 1A2 2.767% due 02/25/33	8	6

	Principal Amount ($) or Shares	Market Value $
Series 2003-1 Class 6A1 2.730% due 04/25/33	39	34
Series 2003-8 Class 4A1 2.840% due 01/25/34	243	225
Series 2004-3 Class 1A1 2.804% due 07/25/34 (Ê)	707	511
Series 2004-8 Class 2A1 2.727% due 11/25/34	2,365	1,864
Series 2004-9 Class 22A1 3.209% due 11/25/34 (Ê)	422	392
Series 2004-10 Class 12A3 2.837% due 01/25/35	7,225	5,670
Series 2004-10 Class 22A1 4.755% due 01/25/35	456	370
Series 2005-2 Class A1 2.710% due 03/25/35 (Ê)	8,757	8,122
Series 2005-2 Class A2 2.731% due 03/25/35 (Ê)	1,226	1,155
Series 2005-5 Class A2 2.250% due 08/25/35 (Ê)	2,161	1,982
Series 2005-10 Class A3 2.713% due 10/25/35 (Ê)	8,583	6,977
Series 2005-12 Class 13A1 5.397% due 02/25/36	475	404
Series 2007-1 Class 3A2 5.333% due 02/25/47	1,996	274
Series 2007-3 Class 1A1 5.182% due 05/25/47	3,239	2,014
Bear Stearns Alt-A Trust Series 2005-4 Class 23A1 2.587% due 05/25/35	1,421	1,035
Series 2005-5 Class 21A1 2.525% due 07/25/35	3,295	2,367
Series 2005-7 Class 22A1 2.772% due 09/25/35	974	647
Bear Stearns Asset Backed Securities Trust Series 2005-AC9 Class A3 0.595% due 12/25/35 (Ê)	7,294	4,223
Bear Stearns Commercial Mortgage Securities Series 2005-PWR9 Class A4B 4.943% due 09/11/42	495	488
Series 2005-T20 Class A4A 5.147% due 10/12/42	9,036	10,092
Series 2006-PW11 Class A1 5.266% due 03/11/39	1,320	1,319
Series 2006-PW11 Class A4 5.452% due 03/11/39	5,570	6,203
Series 2006-PW13 Class A4 5.540% due 09/11/41	10,863	11,945
Series 2006-PW14 Class A4 5.201% due 12/11/38	2,800	3,016
Series 2007-PW15 Class A4 5.331% due 02/11/44	100	104
Series 2007-PW16 Class A4 5.715% due 06/11/40	5,198	5,684
Series 2007-PW17 Class A4 5.694% due 06/11/50	13,110	14,274

Russell Strategic Bond Fund	201

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2007-T26 Class A4 5.471% due 01/12/45	400	449
Bear Stearns Structured Products, Inc. Series 2007-R6 Class 1A1 2.560% due 01/26/36	2,044	1,196
Series 2007-R6 Class 2A1 4.448% due 12/26/46	1,833	1,091
Chase Commercial Mortgage Securities Corp. Series 1997-1 Class F 7.370% due 06/19/29 (Þ)	401	410
Chase Mortgage Finance Corp. Series 2007-A1 Class 11M1 2.506% due 03/25/37 (Ê)	773	565
Series 2007-A1 Class 2A1 2.755% due 02/25/37	794	756
Series 2007-A1 Class 3A1 2.767% due 02/25/37	455	382
Series 2007-A1 Class 4A1 2.752% due 02/25/37	230	210
Series 2007-A1 Class 5A1 2.756% due 02/25/37	882	751
Series 2007-A1 Class 7A1 2.748% due 02/25/37	269	250
Series 2007-A1 Class 8A1 2.768% due 02/25/37	2,401	2,390
Citicorp Mortgage Securities, Inc. Series 2005-7 Class 1A1 5.500% due 10/25/35	1,355	1,333
Series 2006-3 Class 1A9 5.750% due 06/25/36	2,769	2,442
Citigroup Commercial Mortgage Trust Series 2006-C5 Class A4 5.431% due 10/15/49	2,146	2,332
Series 2007-C6 Class A4 5.697% due 12/10/49	3,155	3,447
Series 2007-C6 Class AM 5.697% due 12/10/49	1,950	1,828
Citigroup Mortgage Loan Trust, Inc. Series 2004-NCM2 Class 1CB2 6.750% due 08/25/34	215	229
Series 2005-11 Class A2A 2.580% due 10/25/35 (Ê)	218	172
Series 2006-AR6 Class 1A1 5.902% due 08/25/36	1,546	1,258
Series 2006-AR7 Class 1A4A 5.303% due 11/25/36	6,436	4,129
Series 2007-6 Class 1A4A 5.573% due 03/25/37	2,147	1,025
Series 2007-10 Class 2A3A 5.884% due 09/25/37	1,358	816
Series 2007-10 Class 2A4A 6.118% due 09/25/37 (Ê)	228	149
Series 2007-AR4 Class 1A1A 5.782% due 03/25/37	1,646	1,378
Series 2007-AR8 Class 2A1A 5.292% due 07/25/37	2,810	1,785

	Principal Amount ($) or Shares	Market Value $
Series 2008-RR1 Class A1A1 0.315% due 01/25/37 (Ê)(Þ)	189	102
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1 Class A4 5.226% due 07/15/44	5,180	5,672
Series 2007-CD4 Class A4 5.322% due 12/11/49	4,030	4,220
Commercial Mortgage Asset Trust Series 1999-C1 Class C 7.350% due 01/17/32	385	416
Series 1999-C1 Class D 7.350% due 01/17/32	1,675	1,803
Commercial Mortgage Pass Through Certificates Series 2003-LB1A Class A2 4.084% due 06/10/38	3,825	3,964
Series 2006-C7 Class A2 5.690% due 06/10/46	22	22
Series 2006-C8 Class A4 5.306% due 12/10/46	1,400	1,502
Series 2007-C9 Class A4 5.814% due 12/10/49	6,771	7,418
Series 2010-RR1 Class GEA 5.543% due 12/11/49 (Þ)	7,300	7,954
Series 2011-THL Class A 3.376% due 06/09/28 (Þ)	4,680	4,685
Countrywide Alternative Loan Trust Series 2003-20CB Class 1A2 5.500% due 10/25/33	372	381
Series 2004-28CB Class 6A1 6.000% due 01/25/35	511	486
Series 2004-J8 Class 1A1 7.000% due 09/25/34	521	512
Series 2005-16 Class A1 1.875% due 06/25/35 (Ê)	2,578	1,532
Series 2005-38 Class A1 1.730% due 09/25/35 (Ê)	1,054	625
Series 2005-51 Class 4A1 0.565% due 11/20/35 (Ê)	490	254
Series 2005-58 Class A2 0.635% due 12/20/35 (Ê)	1,382	339
Series 2005-59 Class 1A1 0.543% due 11/20/35 (Ê)	2,307	1,217
Series 2005-1CB Class 2A2 5.500% due 03/25/35	1,133	1,031
Series 2005-32T1 Class A7 0.495% due 08/25/35 (Ê)	117	113
Series 2005-48T1 Class A6 5.500% due 11/25/35	9,685	6,962
Series 2005-85CB Class 2A2 5.500% due 02/25/36	26	19
Series 2006-6CB Class 1A10 5.500% due 05/25/36	256	169
Series 2006-23CB Class 1A6 6.000% due 08/25/36	2,221	1,441
Series 2006-24CB Class A1 6.000% due 06/25/36	691	543

202	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-36T2 Class 1A9 1.145% due 12/25/36 (Ê)	2,469	1,145
Series 2006-45T1 Class 2A2 6.000% due 02/25/37	2,463	1,604
Series 2006-OA2 Class A5 0.475% due 05/20/46 (Ê)	105	41
Series 2006-OA6 Class 1A3 0.515% due 07/25/46 (Ê)	1,040	333
Series 2006-OA16 Class A2 0.435% due 10/25/46 (Ê)	17,890	9,803
Series 2006-OA21 Class A1 0.435% due 03/20/47 (Ê)	1,925	928
Series 2007-11T1 Class A21 6.000% due 05/25/37	919	581
Series 2007-15CB Class A5 5.750% due 07/25/37	655	457
Series 2007-15CB Class A7 6.000% due 07/25/37	2,395	1,774
Series 2007-J2 Class 2A1 6.000% due 07/25/37	19,193	14,730
Series 2007-OA4 Class A1 0.415% due 05/25/47 (Ê)	3,440	2,065
Series 2007-OA6 Class A1B 0.445% due 06/25/37 (Ê)	1,542	931
Series 2007-OA11 Class A1A 1.610% due 11/25/47 (Ê)	6,897	3,680
Countrywide Home Loan Mortgage Pass Through Trust Series 2003-20 Class 1A9 5.500% due 07/25/33	11	11
Series 2003-52 Class A1 2.728% due 02/19/34	1,400	1,198
Series 2004-22 Class A3 2.775% due 11/25/34	1,667	1,285
Series 2004-HYB6 Class A2 2.716% due 11/20/34	1,258	992
Series 2004-HYB9 Class 1A1 2.768% due 02/20/35	2,830	2,188
Series 2004-J9 Class 2A1 5.250% due 01/25/35	430	429
Series 2005-11 Class 5A1 0.545% due 03/25/35 (Ê)	41	23
Series 2005-27 Class 2A1 5.500% due 12/25/35	5,266	4,624
Series 2005-HYB9 Class 3A2A 2.595% due 02/20/36 (Ê)	312	228
Series 2005-R2 Class 2A4 8.500% due 06/25/35 (Þ)	213	219
Series 2006-1 Class A2 6.000% due 03/25/36	1,123	912
Series 2006-1 Class A3 6.000% due 03/25/36	290	36
Series 2006-13 Class 1A23 6.250% due 09/25/36	126	69
Series 2006-21 Class A8 5.750% due 02/25/37	5,341	4,373
Series 2006-R2 Class AF1 0.665% due 07/25/36 (Ê)(Þ)	1,790	1,522

	Principal Amount ($) or Shares	Market Value $
Series 2007-1 Class A1 6.000% due 03/25/37	10,850	8,867
Series 2007-4 Class 1A10 6.000% due 05/25/37	10,900	8,270
Series 2007-9 Class A11 5.750% due 07/25/37	1,900	1,600
Series 2007-10 Class A5 6.000% due 07/25/37	4,591	3,475
Series 2007-14 Class A19 6.000% due 09/25/37	4,829	4,268
Series 2007-14 Class A6 6.000% due 09/25/37	863	771
Series 2007-15 Class 2A2 6.500% due 09/25/37	632	504
Credit Suisse First Boston Mortgage Securities Corp. nor 6.387% due 08/15/36	4	4
Series 2002-30 Class DB1 7.382% due 11/25/32	579	578
Series 2002-CKN2 Class C1 6.376% due 04/15/37	945	942
Series 2002-CKP1 Class A3 6.439% due 12/15/35	330	333
Series 2002-CKS4 Class B 5.333% due 11/15/36	2,525	2,498
Series 2002-CP3 Class A3 5.603% due 07/15/35	7,517	7,658
Series 2002-CP3 Class C 5.510% due 07/15/35	3,770	3,791
Series 2003-29 Class 5A1 7.000% due 12/25/33	84	90
Series 2003-CPN1 Class A2 4.597% due 03/15/35	433	445
Series 2004-1 Class 3A1 7.000% due 02/25/34	36	37
Series 2005-9 Class 2A1 5.500% due 10/25/35	4,769	4,373
Series 2005-C2 Class A3 4.691% due 04/15/37	1,342	1,385
Series 2005-C4 Class A3 5.120% due 08/15/38	560	565
Credit Suisse Mortgage Capital Certificates Series 2006-8 Class 4A1 6.500% due 10/25/21	5,767	4,702
Series 2006-C3 Class AJ 5.817% due 06/15/38	1,372	947
Series 2006-C3 Class B 5.817% due 06/15/38	2,153	1,470
Series 2006-C5 Class A3 5.311% due 12/15/39	6,965	7,374
Series 2006-TF2A Class D 0.543% due 10/15/21 (Ê)(Þ)	724	660
Series 2007-2 Class 3A4 5.500% due 03/25/37	5,000	4,335
Series 2007-C1 Class A3 5.383% due 02/15/40	5,350	5,501

Russell Strategic Bond Fund	203

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

CW Capital Cobalt, Ltd. Series 2007-C3 Class AM 5.816% due 05/15/46	100	77
DBRR Trust 4.537% due 04/12/21	3,265	3,412
DBUBS Mortgage Trust Series 2011-LC3A Class A2 3.642% due 08/10/44	4,490	4,685
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2003-4XS Class A6A 4.820% due 10/25/33	361	352
Series 2007-AR3 Class 2A4 0.595% due 06/25/37 (Ê)	5,000	589
Series 2007-OA1 Class A1 0.395% due 02/25/47 (Ê)	6,194	2,957
Series 2007-OA2 Class A1 1.012% due 04/25/47 (Ê)	14,295	8,512
Downey Savings & Loan Association Mortgage Loan Trust Series 2006-AR1 Class 2A1A 1.170% due 04/19/47 (Ê)	1,528	920
Fannie Mae 5.500% due 2014	31	34
6.500% due 2015	3	3
5.000% due 2016	93	98
6.000% due 2016	84	92
8.000% due 2016	4	4
11.000% due 2016	32	37
5.000% due 2017	366	386
5.500% due 2017	172	187
6.000% due 2017	136	147
6.500% due 2017	123	136
7.000% due 2017	8	9
8.000% due 2017	20	23
2.800% due 2018	4,945	5,080
3.740% due 2018	2,984	3,193
3.840% due 2018	3,480	3,736
4.000% due 2018	8,177	8,680
4.500% due 2018	876	939
5.000% due 2018	135	146
5.500% due 2018	91	99
6.500% due 2018	88	97
7.000% due 2018	55	62
10.000% due 2018	11	12
4.506% due 2019	9,000	9,946
5.000% due 2019	638	693
6.500% due 2019	47	52
3.375% due 2020	3,370	3,499
3.416% due 2020	2,379	2,478
3.540% due 2020	5,300	5,500
3.632% due 2020	1,785	1,881
3.763% due 2020	18,041	19,169
4.000% due 2020	30	31
4.251% due 2020	7,564	8,277
6.500% due 2020	20	23
8.000% due 2020	3	4

	Principal Amount ($) or Shares	Market Value $
3.840% due 2021	1,900	2,012
5.500% due 2021	442	481
5.500% due 2022	2,859	3,101
6.500% due 2022	28	31
5.500% due 2023	3,928	4,283
4.000% due 2024	1,445	1,520
5.000% due 2024	493	532
5.500% due 2024	2,688	2,916
7.500% due 2024	2	3
8.000% due 2024	41	47
10.000% due 2024	7	8
2.365% due 2025 (Ê)	14	14
4.000% due 2025	9,381	9,864
4.500% due 2025	291	312
5.500% due 2025	16,006	17,381
7.000% due 2025	1	1
2.414% due 2026 (Ê)	211	223
3.500% due 2026	41,829	43,522
4.000% due 2026	1,459	1,536
6.000% due 2026	696	764
7.000% due 2026	77	88
9.000% due 2026	15	16
6.000% due 2027	2,224	2,441
7.000% due 2027	3	4
7.500% due 2027	15	18
6.500% due 2028	139	158
7.000% due 2028	183	210
5.000% due 2029	23	24
5.500% due 2029	—	—
6.500% due 2029	313	355
7.000% due 2029	1,060	1,220
7.500% due 2029	55	65
8.000% due 2029	3	3
8.500% due 2029	2	2
6.500% due 2030	145	164
7.000% due 2030	402	458
7.500% due 2030	275	321
8.000% due 2030	214	245
8.500% due 2030	135	158
9.500% due 2030	61	73
6.500% due 2031	259	292
7.000% due 2031	907	1,045
7.500% due 2031	340	398
8.000% due 2031	398	466
8.500% due 2031	233	275
6.500% due 2032	676	763
7.000% due 2032	2,235	2,575
7.500% due 2032	205	241
8.000% due 2032	14	16
8.500% due 2032	26	31
2.324% due 2033 (Ê)	4	4
2.380% due 2033 (Ê)	849	892
2.403% due 2033 (Ê)	218	228
2.452% due 2033 (Ê)	47	49
2.465% due 2033 (Ê)	380	398
2.625% due 2033 (Ê)	10	10
5.000% due 2033	164	177
5.500% due 2033	38	41

204	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

6.500% due 2033	560	629
7.000% due 2033	804	924
2.322% due 2034 (Ê)	1,010	1,055
2.462% due 2034 (Ê)	927	975
2.470% due 2034 (Ê)	183	192
2.664% due 2034 (Ê)	450	462
5.000% due 2034	883	953
5.500% due 2034	6,938	7,577
6.000% due 2034	56	62
6.500% due 2034	697	780
7.000% due 2034	266	305
2.147% due 2035 (Ê)	370	383
2.175% due 2035 (Ê)	618	641
2.208% due 2035 (Ê)	1,008	1,046
2.282% due 2035 (Ê)	735	772
2.363% due 2035 (Ê)	967	1,017
2.375% due 2035 (Ê)	936	986
2.381% due 2035 (Ê)	1,532	1,604
2.590% due 2035 (Ê)	2,023	2,133
5.000% due 2035	17,576	18,969
5.027% due 2035 (Ê)	204	217
5.197% due 2035 (Ê)	145	154
5.500% due 2035	2,980	3,253
6.000% due 2035	2,616	2,904
6.500% due 2035	51	57
7.000% due 2035	222	255
7.500% due 2035	746	872
3.987% due 2036 (Ê)	214	227
5.500% due 2036	5,907	6,395
6.000% due 2036	5,203	5,722
6.298% due 2036 (Ê)	28	30
6.500% due 2036	195	217
7.000% due 2036	377	432
5.000% due 2037	16	17
5.500% due 2037	30,864	33,574
6.000% due 2037	1,655	1,823
4.500% due 2038	181	191
5.500% due 2038	10,262	11,151
6.000% due 2038	1,491	1,642
4.000% due 2039	1,152	1,199
4.500% due 2039	21,786	23,190
5.500% due 2039	976	1,061
6.000% due 2039	1,960	2,201
1.643% due 2040 (Ê)	207	210
3.500% due 2040	14,232	14,481
4.000% due 2040	42,820	44,607
4.500% due 2040	8,398	8,891
5.000% due 2040	884	953
3.500% due 2041	18,577	18,928
4.000% due 2041	128,467	133,874
4.500% due 2041	28,137	29,790
5.000% due 2041	6,832	7,362
1.443% due 2043 (Ê)	130	130
15 Year TBA (Ï) 3.000%	200,125	203,979
3.500%	15,615	16,222
4.000%	5,585	5,869
5.500%	5,500	5,959

	Principal Amount ($) or Shares	Market Value $
30 Year TBA (Ï) 4.000%	140,325	146,100
4.500%	172,705	182,608
5.000%	77,435	83,291
5.500%	54,565	59,195
6.000%	35,725	39,147
6.500%	8,000	8,807
Series 1997-281 Class 2 Interest Only STRIP 9.000% due 11/01/26	37	8
Series 2000-306 Class IO Interest Only STRIP 8.000% due 05/01/30	38	8
Series 2001-317 Class 2 Interest Only STRIP 8.000% due 12/01/31	59	13
Series 2002-320 Class 2 Interest Only STRIP 7.000% due 04/01/32	21	5
Series 2003-339 Class 23 Interest Only STRIP 5.000% due 07/01/18	1,315	113
Series 2003-343 Class 6 Interest Only STRIP 5.000% due 10/01/33	1,584	238
Series 2003-345 Class 18 Interest Only STRIP 4.500% due 12/01/18	3,870	327
Series 2003-345 Class 19 Interest Only STRIP 4.500% due 01/01/19	4,258	342
Series 2005-365 Class 12 Interest Only STRIP 5.500% due 12/01/35	6,956	1,010
Series 2006-369 Class 8 Interest Only STRIP 5.500% due 04/01/36	1,153	158
Fannie Mae Grantor Trust Series 1999-T2 Class A1 7.500% due 01/19/39	56	63
Series 2000-T6 Class A1 7.500% due 06/25/30	46	53
Series 2001-T4 Class A1 7.500% due 07/25/41	2,579	3,008
Series 2001-T8 Class A2 9.500% due 07/25/41	151	179
Series 2001-T10 Class A2 7.500% due 12/25/41	5,741	6,511
Series 2002-T19 Class A1 6.500% due 07/25/42	451	521
Series 2004-T1 Class 1A2 6.500% due 01/25/44	25	28
Fannie Mae REMICS Series 1996-46 Class ZA 7.500% due 11/25/26	175	197
Series 1997-68 Class SC Interest Only STRIP 8.250% due 05/18/27 (Ê)	50	12

Russell Strategic Bond Fund	205

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 1999-56 Class Z 7.000% due 12/18/29	710	819
Series 2001-4 Class SA Interest Only STRIP 7.307% due 02/17/31 (Ê)	71	9
Series 2002-57 Class PG 5.500% due 09/25/17	3,961	4,245
Series 2003-21 Class M 5.000% due 02/25/17	15	15
Series 2003-25 Class IK Interest Only STRIP 7.000% due 04/25/33	191	37
Series 2003-32 Class FH 0.645% due 11/25/22 (Ê)	826	828
Series 2003-32 Class UI Interest Only STRIP 6.000% due 05/25/33	237	44
Series 2003-33 Class IA Interest Only STRIP 6.500% due 05/25/33	1,055	197
Series 2003-35 Class FY 0.645% due 05/25/18 (Ê)	2,304	2,315
Series 2003-35 Class IU Interest Only STRIP 6.000% due 05/25/33	254	46
Series 2003-35 Class UI Interest Only STRIP 6.500% due 05/25/33	238	43
Series 2003-64 Class JI Interest Only STRIP 6.000% due 07/25/33	224	40
Series 2003-82 Class IA Interest Only STRIP 6.000% due 08/25/32	59	1
Series 2004-70 Class EB 5.000% due 10/25/24	3,450	3,771
Series 2005-110 Class MB 5.500% due 09/25/35	1,247	1,376
Series 2005-117 Class LC 5.500% due 11/25/35	10,136	11,130
Series 2006-5 Class 3A2 2.376% due 05/25/35 (Ê)	224	231
Series 2006-22 Class CE 4.500% due 08/25/23	1,895	2,053
Series 2006-118 Class A1 0.305% due 12/25/36 (Ê)	164	162
Series 2007-73 Class A1 0.305% due 07/25/37 (Ê)	1,435	1,377
Series 2009-39 Class LB 4.500% due 06/25/29	1,964	2,114
Series 2009-70 Class PS Interest Only STRIP 6.505% due 01/25/37 (Ê)	38,410	5,755
Series 2009-71 Class MB 4.500% due 09/25/24	2,970	3,223
Series 2009-89 Class A1 5.410% due 05/25/35	3,360	3,536

	Principal Amount ($) or Shares	Market Value $
Series 2009-96 Class DB 4.000% due 11/25/29	8,343	8,856
Series 2010-85 Class NJ 4.500% due 08/25/40	7,642	8,286
Series 2010-95 Class S Interest Only STRIP 6.355% due 09/25/40 (Ê)	30,320	5,834
Series 2010-112 Class PI Interest Only STRIP 6.000% due 10/25/40	27,755	4,159
Fannie Mae Whole Loan Series 2003-W1 Class 2A 7.162% due 12/25/42	93	111
Series 2003-W4 Class 4A 7.281% due 10/25/42	43	51
Series 2003-W17 Class 1A6 5.310% due 08/25/33	2,517	2,612
Series 2004-W2 Class 2A2 7.000% due 02/25/44	4,314	5,071
Series 2004-W9 Class 2A1 6.500% due 02/25/44	218	243
Series 2004-W11 Class 1A2 6.500% due 05/25/44	461	529
Fannie Mae-Aces Series 2006-M2 Class A2F 5.259% due 05/25/20	355	400
FDIC Structured Sale Guaranteed Notes Series 2010-L2A Class A 3.000% due 09/30/19 (Þ)	6,983	7,022
Series 2010-S1 Class 1A 0.789% due 02/25/48 (Å)(Ê)	3,799	3,794
Series 2010-S2 Class 2A 2.570% due 07/29/47 (Þ)	3,625	3,553
FDIC Trust Series 2010-R1 Class A 2.184% due 05/25/50 (Þ)	2,964	2,960
Series 2011-R1 Class A
2.672% due 07/25/26 (Þ)	12,547	12,853
Federal Home Loan Mortgage Corp. 3.550% due 11/01/41	10,866	10,982
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series 2011-K014 Class X1 Interest Only STRIP 1.282% due 04/25/21	22,025	1,792
Series 2011-K702 Class X1 Interest Only STRIP 1.567% due 02/25/18	77,971	5,997
Series 2011-K703 Class A2 2.699% due 05/25/18	7,000	7,087
Series 2011-KAIV Class A2 3.989% due 06/25/46	6,300	6,810
Federal Home Loan Mortgage Corp. Structured Pass Through Securities Series 2002-42 Class A6 9.500% due 02/25/42	73	89

206	Russell Strategic Bond Fund

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Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2003-58 Class 2A 6.500% due 09/25/43	245	284
Series 2005-63 Class 1A1 1.443% due 02/25/45 (Ê)	103	97
FHA PJ Reilly 67 NCP 7.430% due 07/01/24	52	52
First Horizon Alternative Mortgage Securities Series 2005-AA2 Class 1A1 2.250% due 03/25/35 (Ê)	170	131
Series 2005-AA5 Class 1A1 2.374% due 07/25/35 (Ê)	211	131
First Horizon Asset Securities, Inc. Series 2003-5 Class 1A17 8.000% due 07/25/33	31	34
Series 2004-AR5 Class 4A1 5.622% due 10/25/34 (Ê)	207	205
Series 2005-AR3 Class 2A1 2.746% due 08/25/35 (Ê)	550	430
Series 2005-AR4 Class 2A1 2.637% due 10/25/35 (Ê)	2,286	1,783
Series 2006-AR4 Class 1A3 4.979% due 01/25/37 (Ê)	62	5
First Union Commercial Mortgage Securities, Inc. Series 1997-C2 Class D 7.120% due 11/18/29	927	958
First Union-Lehman Brothers-Bank of America Series 1998-C2 Class D 6.778% due 11/18/35	222	226
Freddie Mac 12.000% due 2013	—	—
11.000% due 2015	3	4
6.000% due 2016	36	39
10.000% due 2016	33	37
5.500% due 2017	65	70
8.500% due 2017	17	19
10.500% due 2017	3	4
4.500% due 2018	45	48
5.000% due 2018	1,475	1,587
5.500% due 2018	24	26
5.000% due 2019	2,622	2,835
5.500% due 2019	71	76
5.500% due 2020	497	538
8.000% due 2020	67	79
10.000% due 2020	15	17
11.000% due 2020	16	19
5.000% due 2021	515	555
10.500% due 2021	11	12
3.500% due 2025	14,222	14,767
6.500% due 2025	3	3
8.500% due 2025	18	22
2.594% due 2027 (Ê)	13	14
7.000% due 2027	97	111
8.500% due 2027	121	145
2.440% due 2028 (Ê)	14	14

	Principal Amount ($) or Shares	Market Value $
2.539% due 2028 (Ê)	12	12
7.500% due 2028	25	29
6.500% due 2029	59	67
7.500% due 2029	45	53
2.615% due 2030 (Ê)	23	23
6.500% due 2030	1	1
7.000% due 2030	21	24
7.500% due 2030	216	252
8.000% due 2030	35	41
8.500% due 2030	44	52
6.500% due 2031	407	462
7.000% due 2031	236	273
7.500% due 2031	71	82
8.000% due 2031	161	190
7.000% due 2032	106	123
7.500% due 2032	83	97
2.366% due 2033 (Ê)	320	336
2.500% due 2033 (Ê)	52	54
6.000% due 2033	42	47
6.500% due 2033	121	137
7.500% due 2033	52	60
2.629% due 2034 (Ê)	577	609
2.750% due 2034 (Ê)	1,194	1,267
5.500% due 2034	636	692
6.000% due 2034	61	68
2.415% due 2035 (Ê)	1,113	1,175
2.522% due 2035 (Ê)	1,697	1,788
5.000% due 2035	204	223
5.054% due 2035 (Ê)	190	202
5.500% due 2035	1,060	1,153
6.000% due 2035	328	363
5.500% due 2036	331	361
6.000% due 2036	153	168
6.000% due 2037	169	189
5.500% due 2038	50,137	55,323
6.000% due 2038	9,691	10,701
6.500% due 2038	485	541
4.500% due 2039	22,901	24,564
5.500% due 2039	5,430	5,873
6.000% due 2039	82	91
4.000% due 2040	39,249	41,020
4.500% due 2040	43,129	46,263
5.500% due 2040	6,503	7,036
4.000% due 2041	72,332	75,518
4.500% due 2041	1,095	1,156
15 Year TBA (Ï) 3.500%	5,335	5,531
30 Year TBA (Ï) 4.500%	11,725	12,362
5.000%	5,085	5,260
Freddie Mac Mortgage Trust Series 2010-K7 Class B 5.435% due 04/25/20 (Þ)	7,725	7,085
Freddie Mac REMICS Series 1991-1037 Class Z 9.000% due 02/15/21	33	33
Series 1994-1730 Class Z 7.000% due 05/15/24	220	251

Russell Strategic Bond Fund	207

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 1999-2129 Class SG Interest Only STRIP 6.750% due 06/17/27 (Ê)	917	168
Series 2000-2247 Class SC Interest Only STRIP 7.257% due 08/15/30 (Ê)	27	5
Series 2000-2266 Class F 0.693% due 11/15/30 (Ê)	43	43
Series 2002-2463 Class SJ Interest Only STRIP 7.757% due 03/15/32 (Ê)	107	23
Series 2003-2591 Class IQ Interest Only STRIP 5.000% due 06/15/17	34	—
Series 2003-2610 Class UI Interest Only STRIP 6.500% due 05/15/33	35	6
Series 2003-2621 Class QH 5.000% due 05/15/33	1,615	1,731
Series 2003-2624 Class QH 5.000% due 06/15/33	1,655	1,862
Series 2003-2649 Class IM Interest Only STRIP 7.000% due 07/15/33	243	48
Series 2003-2662 Class MA 4.500% due 10/15/31	161	164
Series 2003-2697 Class LG 4.500% due 10/15/23	1,445	1,542
Series 2003-2725 Class TA 4.500% due 12/15/33	1,300	1,388
Series 2004-2752 Class FM 0.593% due 12/15/30 (Ê)	45	45
Series 2004-2778 Class UF 0.543% due 06/15/33 (Ê)	466	466
Series 2005-3019 Class IM Interest Only STRIP 5.500% due 01/15/31	382	6
Series 2005-3038 Class XA Zero coupon due 09/15/35 (Å)(Ê)	21	21
Series 2006-3123 Class HT 5.000% due 03/15/26	3,916	4,379
Series 2006-3149 Class LF 0.543% due 05/15/36 (Ê)	358	357
Series 2006-3150 Class EQ 5.000% due 05/15/26	1,920	2,150
Series 2007-3335 Class BF 0.393% due 07/15/19 (Ê)	1,243	1,240
Series 2007-3335 Class FT 0.393% due 08/15/19 (Ê)	3,017	3,008
Series 2007-3345 Class FP 0.443% due 11/15/36 (Ê)	5,651	5,632
Series 2007-3345 Class PF 0.423% due 05/15/36 (Ê)	5,575	5,556
Series 2009-3558 Class G 4.000% due 08/15/24	150	160
Series 2010-3640 Class JA 1.500% due 03/15/15	8,908	8,946

	Principal Amount ($) or Shares	Market Value $
Series 2010-3653 Class B 4.500% due 04/15/30	5,760	6,248
Series 2010-3704 Class DC 4.000% due 11/15/36	2,577	2,744
Series 2011-3820 Class DA 4.000% due 11/15/35	15,026	16,182
Freddie Mac Strips Series 1998-191 Class IO Interest Only STRIP 8.000% due 01/01/28	33	7
Series 1998-194 Class IO Interest Only STRIP 6.500% due 04/01/28	123	25
Series 2001-212 Class IO Interest Only STRIP 6.000% due 05/01/31	139	32
Series 2001-215 Class IO Interest Only STRIP 8.000% due 06/15/31	98	22
Series 2008-256 Class 56 Interest Only STRIP 4.500% due 05/15/23 (Å)	12,739	1,063
FREMF Mortgage Trust Series 2011-K14 Class B 5.159% due 02/25/47 (Þ)	2,560	2,421
Series 2011-K702 Class B 4.771% due 04/25/44 (Þ)	5,570	5,538
GE Capital Commercial Mortgage Corp. Series 2001-1 Class D 7.108% due 05/15/33	2,548	2,556
Series 2002-1A Class A3 6.269% due 12/10/35	1,152	1,163
Series 2003-C2 Class F 5.519% due 07/10/37 (Þ)	600	608
Series 2005-C1 Class A2 4.353% due 06/10/48	3	3
Series 2005-C3 Class A4 5.046% due 07/10/45	455	454
Series 2005-C4 Class A4 5.314% due 11/10/45	2,320	2,578
Ginnie Mae I 11.000% due 2013	2	2
10.500% due 2015	25	25
11.000% due 2015	—	—
7.000% due 2016	3	3
10.500% due 2016	29	30
8.000% due 2017	—	—
11.000% due 2020	15	16
10.500% due 2021	24	27
8.000% due 2022	10	12
10.000% due 2022	44	50
7.500% due 2024	12	15
3.950% due 2025	1,701	1,840
8.000% due 2025	8	10
10.000% due 2025	38	44
8.000% due 2030	182	217
7.500% due 2031	45	53

208	Russell Strategic Bond Fund

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Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

8.000% due 2031	2	2
7.500% due 2032	11	12
4.500% due 2039	44,035	48,074
5.000% due 2039	845	934
30 Year TBA (Ï) 3.500%	1,000	1,036
4.000%	25,000	26,664
Ginnie Mae II 2.125% due 2023 (Ê)	199	206
2.375% due 2023 (Ê)	130	134
2.625% due 2023 (Ê)	21	22
2.125% due 2024 (Ê)	161	167
2.625% due 2024 (Ê)	143	149
2.125% due 2025 (Ê)	8	8
2.375% due 2025 (Ê)	82	85
2.500% due 2025 (Ê)	114	118
2.625% due 2025 (Ê)	8	8
3.000% due 2025 (Ê)	39	40
2.125% due 2026 (Ê)	71	73
8.500% due 2026	24	29
2.125% due 2027 (Ê)	5	5
2.375% due 2027 (Ê)	97	101
2.625% due 2027 (Ê)	134	138
2.375% due 2028 (Ê)	2	2
2.125% due 2029 (Ê)	165	171
2.375% due 2030 (Ê)	62	64
4.502% due 2061	3,564	3,828
4.700% due 2061	8,177	8,824
GMAC Commercial Mortgage Securities, Inc. Series 2004-C3 Class A4 4.547% due 12/10/41	2,071	2,083
GMAC Mortgage Corp. Loan Trust Series 2005-AR2 Class 4A 4.964% due 05/25/35 (Ê)	5,120	4,577
Goldman Sachs Mortgage Securities Corp. II Series 2007-GG10 Class A4 5.790% due 08/10/45	5,600	5,963
Government National Mortgage Association Series 1998-23 Class ZA 6.500% due 09/20/28	1,073	1,236
Series 1999-27 Class SE Interest Only STRIP 8.357% due 08/16/29 (Ê)	122	31
Series 1999-44 Class SA Interest Only STRIP 8.307% due 12/16/29 (Ê)	165	34
Series 2000-29 Class S Interest Only STRIP 8.255% due 09/20/30 (Ê)	18	5
Series 2001-46 Class SA Interest Only STRIP 7.337% due 09/16/31 (Ê)	17	4
Series 2002-27 Class SA Interest Only STRIP 7.757% due 05/16/32 (Ê)	27	7

	Principal Amount ($) or Shares	Market Value $
Series 2010-14 Class A 4.500% due 06/16/39	2,659	2,904
Series 2010-116 Class MP 3.500% due 09/16/40	21,345	22,424
Series 2011-67 Class B 3.863% due 10/16/47	3,395	3,647
Series 2011-127 Class IO Interest Only STRIP 1.566% due 03/16/47	39,495	3,197
Granite Mortgages PLC Series 2004-3 Class 2A1 0.631% due 09/20/44 (Ê)	420	404
Greenpoint Mortgage Funding Trust Series 2005-AR5 Class 1A1 0.515% due 11/25/45 (Ê)	206	114
Series 2006-AR6 Class A1A 0.325% due 10/25/46 (Ê)	149	138
Series 2006-AR8 Class 1A1A 0.325% due 01/25/47 (Ê)	64	60
Greenpoint Mortgage Pass-Through Certificates Series 2003-1 Class A1 2.800% due 10/25/33 (Ê)	814	653
Greenwich Capital Commercial Funding Corp. Series 2004-GG1 Class A7 5.317% due 06/10/36	9,435	10,070
Series 2005-GG3 Class A4 4.799% due 08/10/42	100	107
Series 2006-GG7 Class A4 5.877% due 07/10/38	10,790	11,871
Series 2006-GG7 Class AJ 5.877% due 07/10/38	2,500	1,750
Series 2006-GG7 Class AM 5.877% due 07/10/38	1,700	1,680
Series 2007-GG9 Class A4 5.444% due 03/10/39	13,205	14,090
Series 2007-GG9 Class AM 5.475% due 03/10/39	580	520
Series 2007-GG11 Class AJ 5.995% due 12/10/49	2,492	1,321
GS Mortgage Securities Corp. II Series 2004-GG2 Class A4 4.964% due 08/10/38	1,091	1,097
Series 2006-GG6 Class A4 5.553% due 04/10/38	5,030	5,424
Series 2007-EOP Class A1 1.143% due 03/06/20 (Ê)(Þ)	2,187	2,168
Series 2011-ALF Class A 2.716% due 02/10/21 (Þ)	3,509	3,507
Series 2011-GC5 Class A4 3.707% due 08/10/44	11,240	11,025
GSMPS Mortgage Loan Trust Series 1998-1 Class A 8.000% due 09/19/27 (Þ)	106	109
Series 1998-3 Class A 7.750% due 09/19/27 (Þ)	99	105

Russell Strategic Bond Fund	209

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 1999-3 Class A 8.000% due 08/19/29 (Þ)	249	249
Series 2005-RP1 Class 1A3 8.000% due 01/25/35 (Þ)	1,104	1,132
Series 2005-RP1 Class 1A4 8.500% due 01/25/35 (Þ)	777	814
Series 2006-RP1 Class 1A2 7.500% due 01/25/36 (Þ)	1,968	1,963
Series 2006-RP1 Class 1A3 8.000% due 01/25/36 (Þ)	1,678	1,710
GSR Mortgage Loan Trust Series 2004-7 Class 1A1 2.428% due 06/25/34	339	274
Series 2004-11 Class 1A1 2.779% due 09/25/34	271	205
Series 2004-12 Class 2A3 2.818% due 12/25/34	230	177
Series 2005-6F Class 1A6 5.250% due 07/25/35	3,924	3,716
Series 2005-AR4 Class 6A1 5.250% due 07/25/35 (Ê)	4,648	4,372
Series 2005-AR6 Class 2A1 2.725% due 09/25/35 (Ê)	2,755	2,464
Series 2005-AR7 Class 5A1 5.175% due 11/25/35	4,286	3,495
Series 2005-AR7 Class 6A1 5.150% due 11/25/35	1,626	1,486
Series 2006-2F Class 2A17 5.750% due 02/25/36	3,700	3,109
Series 2006-3F Class 2A3 5.750% due 03/25/36	3,440	3,049
Series 2006-8F Class 4A17 6.000% due 09/25/36	4,496	3,772
Series 2007-AR1 Class 1A1 2.794% due 03/25/37	14,151	7,902
Series 2007-AR2 Class 2A1 2.781% due 05/25/47	7,965	5,255
Harborview Mortgage Loan Trust Series 2005-2 Class 2A1A 0.464% due 05/19/35 (Ê)	160	96
Series 2005-4 Class 3A1 2.769% due 07/19/35	3,382	2,231
Series 2005-5 Class 2A1B 0.534% due 07/19/45 (Ê)	267	77
Series 2005-10 Class 2A1B 0.624% due 11/19/35 (Ê)	656	212
Series 2005-15 Class 2A11 0.515% due 10/20/45 (Ê)	953	595
Series 2005-16 Class 3A1B 0.584% due 01/19/36 (Ê)	794	185
Series 2006-10 Class 2A1B 0.484% due 11/19/36 (Ê)	1,788	458
Series 2006-14 Class 2A1B 0.444% due 01/25/47 (Ê)	1,325	220
Impac Secured Assets CMN Owner Trust Series 2005-2 Class A1 0.565% due 03/25/36 (Ê)	737	321

	Principal Amount ($) or Shares	Market Value $
Indymac Index Mortgage Loan Trust (Ê) Series 2004-AR11 Class 2A 2.650% due 12/25/34	91	63
Series 2005-AR25 Class 1A21 5.371% due 12/25/35	765	537
Series 2005-AR31 Class 1A1 2.419% due 01/25/36	870	478
Series 2006-AR8 Class A3A 0.475% due 07/25/46	12,298	6,119
Series 2006-AR35 Class 2A1A 0.415% due 01/25/37	6,047	2,939
Series 2006-AR41 Class A3 0.425% due 02/25/37	13,211	5,237
Series 2007-AR5 Class 1A1 4.944% due 05/25/37	6,612	2,654
JP Morgan Alternative Loan Trust Series 2006-A2 Class 3A1 2.632% due 05/25/36	5,615	2,978
Series 2006-A4 Class A7 6.300% due 09/25/36	15,975	6,357
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2002-C1 Class A3 5.376% due 07/12/37	1,112	1,130
Series 2002-C2 Class A2 5.050% due 12/12/34	10,197	10,506
Series 2002-C2 Class B 5.211% due 12/12/34	120	124
Series 2003-C1 Class A2 4.985% due 01/12/37	3,650	3,786
Series 2006-CB15 Class A4 5.814% due 06/12/43	5,430	5,866
Series 2006-CB16 Class A4 5.552% due 05/12/45	3,960	4,314
Series 2006-LDP7 Class A4 5.878% due 04/15/45	5,405	6,013
Series 2006-LDP7 Class AJ 5.878% due 04/15/45	2,360	1,867
Series 2006-LDP8 Class A3B 5.447% due 05/15/45	3,675	3,986
Series 2006-LDP8 Class A4 5.399% due 05/15/45	3,705	4,062
Series 2006-LDP9 Class A3 5.336% due 05/15/47	3,270	3,448
Series 2007-CB18 Class A4 5.440% due 06/12/47	7,000	7,375
Series 2007-CB20 Class A4 5.794% due 02/12/51	7,415	8,066
Series 2007-CB20 Class AJ 6.089% due 02/12/51	1,700	1,105
Series 2007-LD12 Class A4 5.882% due 02/15/51	400	429
Series 2007-LDPX Class A3 5.420% due 01/15/49	200	212
Series 2010-CNTR Class A2 4.311% due 08/05/32 (Þ)	5,904	5,853

210	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2011-C3 Class A4 4.717% due 02/15/46 (Å)	7,870	8,119
JP Morgan Mortgage Trust Series 2005-A1 Class 6T1 5.018% due 02/25/35 (Ê)	355	340
Series 2005-A4 Class 1A1 5.343% due 07/25/35	1,006	967
Series 2005-A4 Class 2A1 2.786% due 07/25/35	3,720	2,950
Series 2005-A6 Class 1A2 5.150% due 09/25/35	2,650	1,894
Series 2005-A8 Class 1A1 5.351% due 11/25/35	3,608	3,153
Series 2005-S3 Class 1A2 5.750% due 01/25/36	230	214
Series 2006-A2 Class 2A1 5.600% due 04/25/36	220	176
Series 2006-A3 Class 2A3 2.786% due 05/25/36	5	3
Series 2006-A6 Class 1A2 2.774% due 10/25/36	1,419	1,064
Series 2006-A7 Class 3A2 5.721% due 01/25/37	5,971	4,585
Series 2006-S3 Class 1A30 6.500% due 08/25/36	687	625
Series 2006-S4 Class A5 6.000% due 01/25/37	2,617	1,985
Series 2007-A1 Class 1A1 2.809% due 07/25/35 (Ê)	404	361
Series 2007-A1 Class 5A2 2.815% due 07/25/35 (Ê)	690	609
Series 2007-A1 Class B1 3.402% due 07/25/35	151	14
Series 2007-A4 Class 3A1 5.711% due 06/25/37	17,309	15,184
Series 2007-A4 Class 3A3 5.711% due 06/25/37	2,760	2,402
Series 2007-S3 Class 1A74 6.000% due 08/25/37	2,410	1,995
Series 2007-S3 Class 1A8 6.000% due 08/25/37	10,100	8,405
JP Morgan Reremic Series 2010-2 Class 2A1 2.650% due 03/21/37 (Þ)	2,226	2,130
LB-UBS Commercial Mortgage Trust Series 2000-C4 Class D 7.700% due 07/15/32	187	187
Series 2002-C2 Class F 5.794% due 07/15/35	939	945
Series 2002-C2 Class G 5.873% due 07/15/35	1,433	1,439
Series 2002-C4 Class A5 4.853% due 09/15/31	1,000	1,023
Series 2003-C3 Class D 4.274% due 02/15/37	395	389
Series 2004-C7 Class A5 4.628% due 10/15/29	382	397

	Principal Amount ($) or Shares	Market Value $
Series 2005-C1 Class A3 4.545% due 02/15/30	1,363	1,370
Series 2005-C2 Class AAB 5.007% due 04/15/30	355	366
Series 2006-C1 Class A4 5.156% due 02/15/31	9,732	10,675
Series 2007-C1 Class A4 5.424% due 02/15/40	16,758	17,840
Series 2007-C7 Class A3 5.866% due 09/15/45	7,820	8,303
Lehman Mortgage Trust Series 2005-2 Class 2A3 5.500% due 12/25/35	156	154
Series 2006-8 Class 2A1 0.665% due 12/25/36 (Ê)	6,740	2,900
Series 2007-8 Class 3A1 7.250% due 09/25/37	13,373	5,348
Luminent Mortgage Trust Series 2006-2 Class A1A 0.445% due 02/25/46 (Ê)	2,734	1,333
Series 2006-6 Class A1 0.445% due 10/25/46 (Ê)	1,032	609
Master Reperforming Loan Trust Series 2005-1 Class 1A5 8.000% due 08/25/34 (Þ)	714	738
Series 2005-2 Class 1A4 8.000% due 05/25/35 (Þ)	1,157	1,159
Master Specialized Loan Trust Series 2005-2 Class A2 5.006% due 07/25/35 (Þ)	290	292
Mastr Adjustable Rate Mortgages Trust Series 2004-10 Class 2A2 3.020% due 10/25/34	7	3
Series 2005-1 Class B1 3.355% due 03/25/35	1,102	103
Series 2005-6 Class 7A1 5.377% due 06/25/35	402	395
Series 2006-1 Class I2A3 0.982% due 01/25/47 (Ê)	3,082	1,432
Series 2006-2 Class 3A1 2.708% due 01/25/36	321	242
Series 2006-2 Class 4A1 4.941% due 02/25/36	2,321	2,058
Series 2006-OA2 Class 4A1B 1.442% due 12/25/46 (Ê)	11,268	3,078
Series 2007-HF2 Class A1 0.555% due 09/25/37 (Ê)	7,345	4,538
Mastr Alternative Loans Trust Series 2003-4 Class B1 5.769% due 06/25/33	1,240	1,084
Series 2003-6 Class 3A1 8.000% due 09/25/33	25	26
Mastr Asset Securitization Trust Series 2006-2 Class 1A10 6.000% due 06/25/36 (Ê)	5,169	4,654

Russell Strategic Bond Fund	211

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Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Mellon Residential Funding Corp. Series 2000-TBC2 Class A1 0.723% due 06/15/30 (Ê)	501	461
Merrill Lynch Alternative Note Asset Series 2007-OAR3 Class A1 0.435% due 07/25/47 (Ê)	289	141
Merrill Lynch Floating Trust Series 2008-LAQA Class A1 0.781% due 07/09/21 (Ê)(Þ)	4,799	4,487
Merrill Lynch Mortgage Investors, Inc. Series 2004-A4 Class A1 2.612% due 08/25/34	1,774	1,610
Series 2005-A10 Class A 0.455% due 02/25/36 (Ê)	577	378
Series 2006-A1 Class 1A1 2.786% due 03/25/36	7,542	4,070
Merrill Lynch Mortgage Trust Series 2002-MW1 Class J 5.695% due 07/12/34 (Þ)	740	529
Series 2003-KEY1 Class A4 5.236% due 11/12/35	1,235	1,309
Series 2005-CIP1 Class A2 4.960% due 07/12/38	53	53
Series 2005-CIP1 Class AM 5.107% due 07/12/38	4,345	4,466
Series 2008-C1 Class A4 5.690% due 02/12/51	7,253	7,773
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-6 Class A4 5.485% due 03/12/51	900	933
Series 2007-8 Class A3 5.966% due 08/12/49	1,100	1,183
MLCC Mortgage Investors, Inc. Series 2005-2 Class 3A 1.239% due 10/25/35 (Ê)	211	166
Series 2005-3 Class 5A 0.495% due 11/25/35 (Ê)	1,044	781
Morgan Stanley Capital I Series 1998-HF2 Class G 6.010% due 11/15/30 (Þ)	2,195	2,194
Series 2005-T19 Class A3 4.827% due 06/12/47	340	340
Series 2005-T19 Class A4A 4.890% due 06/12/47	7,915	8,750
Series 2006-HQ9 Class A4 5.731% due 07/12/44	4,089	4,530
Series 2006-IQ11 Class A4 5.730% due 10/15/42	10,000	11,077
Series 2006-T23 Class A4 5.815% due 08/12/41	5,093	5,851
Series 2007-IQ13 Class A4 5.364% due 03/15/44	4,921	5,123
Series 2007-IQ13 Class AM 5.406% due 03/15/44	3,000	2,714
Series 2007-IQ16 Class A4 5.809% due 12/12/49	3,100	3,383

	Principal Amount ($) or Shares	Market Value $
Series 2008-T29 Class A4 6.279% due 01/11/43	3,690	4,274
Series 2011-C3 Class A2 3.224% due 07/15/49	1,885	1,937
Series 2011-C3 Class A4 4.118% due 07/15/49	1,105	1,149
Morgan Stanley Dean Witter Capital I Series 2001-TOP1 Class E 7.440% due 02/15/33 (Þ)	380	378
Series 2001-TOP3 Class C 6.790% due 07/15/33	840	835
Series 2002-TOP7 Class B 6.080% due 01/15/39	500	505
Morgan Stanley Mortgage Loan Trust Series 2006-2 Class 6A 6.500% due 02/25/36	2,354	1,606
Morgan Stanley Reremic Trust Series 2009-GG10 Class A4A 5.790% due 08/12/45 (Þ)	400	443
NCUA Guaranteed Notes Series 2010-C1 Class APT 2.650% due 10/29/20	6,329	6,557
Series 2010-R1 Class 1A 0.691% due 10/07/20 (Ê)	14,278	14,297
Series 2010-R1 Class 2A 1.840% due 10/07/20	15,493	15,682
Series 2010-R2 Class 1A 0.611% due 11/06/17 (Ê)	12,924	12,928
Series 2010-R2 Class 2A 0.711% due 11/05/20 (Ê)	7,934	7,934
Series 2010-R3 Class 1A 0.801% due 12/08/20 (Ê)	7,165	7,208
Series 2010-R3 Class 2A 0.801% due 12/08/20 (Ê)	5,988	6,025
Series 2010-R3 Class 3A 2.400% due 12/08/20	4,618	4,714
Series 2011-R2 Class 1A 0.641% due 02/06/20 (Ê)	9,886	9,893
Nomura Asset Acceptance Corp. Series 2005-WF1 Class 2A2 4.786% due 03/25/35	721	659
OBP Depositor LLC Trust Series 2010-OBP Class A 4.646% due 07/15/45 (Þ)	4,460	4,757
Prime Mortgage Trust Series 2004-CL1 Class 1A1 6.000% due 02/25/34	150	159
Series 2004-CL1 Class 1A2 0.645% due 02/25/34 (Ê)	69	64
Series 2004-CL1 Class 2A2 0.645% due 02/25/19 (Ê)	10	9
Prudential Commercial Mortgage Trust Series 2003-PWR1 Class C 4.706% due 02/11/36	860	831
Series 2003-PWR1 Class E 5.259% due 02/11/36 (Þ)	1,405	1,284

212	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

RESI Finance, LP Series 2003-D Class B4 1.743% due 12/10/35 (Ê)(Þ)	1,558	1,169
Residential Accredit Loans, Inc. Series 2004-QS5 Class A1 4.600% due 04/25/34	677	656
Series 2005-QS13 Class 2A3 5.750% due 09/25/35	5,834	4,316
Series 2005-QS14 Class 2A1 6.000% due 09/25/35	3,606	2,456
Series 2005-QS17 Class A10 6.000% due 12/25/35	1,013	691
Series 2006-QO1 Class 1A1 0.505% due 02/25/46 (Ê)	292	91
Series 2006-QO1 Class 2A1 0.515% due 02/25/46 (Ê)	420	140
Series 2006-QO10 Class A1 0.405% due 01/25/37 (Ê)	536	297
Series 2007-QO4 Class A1 0.445% due 05/25/47 (Ê)	14,180	7,950
Series 2007-QS6 Class A1 0.575% due 04/25/37 (Ê)	11,831	5,119
Residential Asset Mortgage Products, Inc. Series 2004-SL1 Class A3 7.000% due 11/25/31	9	10
Series 2004-SL4 Class A3 6.500% due 07/25/32	183	189
Residential Asset Securitization Trust Series 2005-A14 Class A5 5.500% due 12/25/35	3,492	2,778
Series 2006-A11 Class 1A4 6.250% due 10/25/36	405	260
Series 2006-A9CB Class A6 6.000% due 09/25/36	2,769	1,474
Residential Funding Mortgage Securities I Series 2005-SA4 Class 1A21 3.033% due 09/25/35	4,288	2,678
Series 2005-SA4 Class 2A1 2.938% due 09/25/35	2,446	1,802
Series 2006-S10 Class 1A7 6.000% due 10/25/36	2,936	2,377
Series 2006-SA4 Class 2A1 3.930% due 11/25/36	637	424
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12 Class 3A2 2.443% due 09/25/34	3,762	3,128
Series 2004-18 Class 5A 5.500% due 12/25/34	273	246
Series 2004-20 Class 3A1 2.534% due 01/25/35	1,796	1,383
Series 2005-17 Class 3A1 2.535% due 08/25/35	39	28
Series 2005-22 Class 4A2 5.189% due 12/25/35	105	15

	Principal Amount ($) or Shares	Market Value $
Series 2005-19XS Class 1A1 0.565% due 10/25/35 (Ê)	463	271
Series 2006-1 Class 2A3 5.421% due 02/25/36	193	6
Series 2006-5 Class 5A4 5.301% due 06/25/36	162	33
Structured Asset Mortgage Investments, Inc. Series 2005-AR5 Class A3 0.494% due 07/19/35 (Ê)	301	246
Series 2005-AR8 Class A1A 0.525% due 02/25/36 (Ê)	958	484
Series 2005-AR8 Class A2 1.710% due 02/25/36 (Ê)	2,522	1,542
Series 2006-AR5 Class 1A2 0.505% due 05/25/46 (Ê)	499	96
Series 2006-AR6 Class 1A3 0.435% due 07/25/46 (Ê)	1,222	573
Series 2007-AR6 Class A1 1.730% due 08/25/47 (Ê)	12,165	5,954
Structured Asset Securities Corp. Series 2003-34A Class 5A4 2.452% due 11/25/33 (Ê)	7,213	6,667
Series 2004-12H Class 1A 6.000% due 05/25/34	225	221
Series 2005-6 Class B2 5.276% due 05/25/35	364	15
Suntrust Adjustable Rate Mortgage Loan Trust Series 2007-2 Class 3A3 5.523% due 04/25/37 (Ê)	9,648	6,741
Suntrust Alternative Loan Trust Series 2006-1F Class 3A 0.595% due 04/25/36 (Ê)	949	305
Thornburg Mortgage Securities Trust Series 2006-6 Class A1 0.355% due 11/25/46 (Ê)	1,398	1,395
Vornado DP LLC Series 2010-VNO Class A2FX 4.004% due 09/13/28 (Þ)	2,350	2,385
Wachovia Bank Commercial Mortgage Trust Series 2003-C4 Class D 5.040% due 04/15/35	844	853
Series 2006-C29 Class E 5.516% due 11/15/48	2,682	595
Series 2006-WL7A Class A1 0.333% due 09/15/21 (Ê)(Þ)	7,436	7,008
Series 2007-C30 Class A5 5.342% due 12/15/43	2,500	2,606
Series 2007-WHL8 Class A1 0.323% due 06/15/20 (Ê)(Þ)	2,658	2,372
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-1 Class 4CB 6.500% due 02/25/36	12,524	6,112
Series 2006-5 Class 3A2 6.000% due 07/25/36	435	218

Russell Strategic Bond Fund	213

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-AR2 Class A1A 1.170% due 04/25/46 (Ê)	1,333	658
Series 2006-AR6 Class 1A 0.435% due 07/25/46 (Ê)	617	328
Series 2006-AR7 Class A1A 1.150% due 09/25/46 (Ê)	16,434	6,014
Series 2006-AR8 Class 2A 1.080% due 10/25/46 (Ê)	2,196	923
Series 2006-AR9 Class 2A 1.070% due 11/25/46 (Ê)	15,688	6,807
Series 2007-HY2 Class 2A3 4.979% due 04/25/37	6,941	3,678
Series 2007-OA5 Class A1A 1.070% due 05/25/47 (Ê)	6,482	3,382
Washington Mutual Mortgage Pass Through Certificates Series 2002-AR9 Class 1A 1.630% due 08/25/42 (Ê)	141	115
Series 2004-AR1 Class A 2.573% due 03/25/34	135	126
Series 2004-CB3 Class 1A 6.000% due 10/25/34	263	275
Series 2005-AR6 Class B3 0.905% due 04/25/45 (Ê)(Þ)	1,639	62
Series 2005-AR11 Class A1A 0.565% due 08/25/45 (Ê)	871	652
Series 2005-AR13 Class A1A1 0.535% due 10/25/45 (Ê)	228	172
Series 2005-AR14 Class 1A1 2.552% due 12/25/35	407	384
Series 2005-AR17 Class A1A2 0.535% due 12/25/45 (Ê)	446	304
Series 2005-AR19 Class A1A2 0.535% due 12/25/45 (Ê)	743	532
Series 2006-AR8 Class 1A5 2.567% due 08/25/46	178	13
Series 2006-AR8 Class 2A3 5.859% due 08/25/36 (Ê)	124	24
Series 2006-AR11 Class 2A 2.850% due 09/25/46 (Ê)	427	297
Series 2007-HY3 Class 4A1 2.616% due 03/25/37	5,716	4,479
Series 2007-HY3 Class 4B1 2.616% due 03/25/37	1,564	54
Wells Fargo Alternative Loan Trust Series 2007-PA2 Class 1A1 6.000% due 06/25/37	1,853	1,469
Series 2007-PA6 Class A1 6.020% due 12/28/37	9,059	5,750
Wells Fargo Mortgage Backed Securities Trust Series 2003-N Class 1A1 4.558% due 12/25/33 (Ê)	973	971
Series 2004-AA Class A1 4.779% due 12/25/34 (Ê)	846	819
Series 2004-CC Class A1 4.724% due 01/25/35 (Ê)	1,454	1,348

	Principal Amount ($) or Shares	Market Value $
Series 2004-E Class A2 4.500% due 05/25/34 (Ê)	143	144
Series 2004-EE Class 2A1 2.714% due 12/25/34 (Ê)	84	80
Series 2004-I Class 1A1 2.737% due 07/25/34	917	887
Series 2004-T Class A1 2.697% due 09/25/34 (Ê)	2,378	2,196
Series 2004-Z Class 2A1 2.730% due 12/25/34 (Ê)	9,002	8,210
Series 2005-11 Class 1A3 5.500% due 11/25/35	74	57
Series 2005-17 Class 1A1 5.500% due 01/25/36	1,258	1,133
Series 2005-18 Class 2A10 21.836% due 01/25/36 (Ê)	1,258	1,633
Series 2005-AR2 Class 2A2 2.726% due 03/25/35 (Ê)	73	62
Series 2005-AR7 Class 2A1 5.089% due 05/25/35 (Ê)	5,733	5,469
Series 2005-AR8 Class 2A1 2.723% due 06/25/35	554	514
Series 2005-AR11 Class 1A1 2.738% due 06/25/35 (Ê)	647	627
Series 2005-AR16 Class 2A1 2.746% due 10/25/35	7,292	6,606
Series 2006-2 Class 2A3 5.500% due 03/25/36	1,876	1,839
Series 2006-3 Class A11 5.500% due 03/25/36	6,032	5,877
Series 2006-4 Class 2A3 5.750% due 04/25/36	505	243
Series 2006-6 Class 1A22 6.000% due 05/25/36 (Ê)	13,378	11,883
Series 2006-6 Class 1A8 5.750% due 05/25/36	2,469	2,164
Series 2006-8 Class A15 6.000% due 07/25/36	5,579	4,854
Series 2006-11 Class A8 6.000% due 09/25/36	1,333	1,228
Series 2006-AR1 Class 2A2 5.384% due 03/25/36 (Ê)	114	113
Series 2006-AR1 Class 2A5 5.384% due 03/25/36 (Ê)	1,787	1,574
Series 2006-AR2 Class 2A1 2.718% due 03/25/36	1,892	1,531
Series 2006-AR4 Class 1A1 5.772% due 04/25/36 (Ê)	6,721	5,480
Series 2006-AR6 Class 7A1 5.050% due 03/25/36 (Ê)	5,931	5,235
Series 2006-AR10 Class 4A1 2.739% due 07/25/36 (Ê)	3,478	2,564
Series 2006-AR12 Class 2A1 5.860% due 09/25/36	3,954	3,362
Series 2006-AR14 Class 1A7 5.671% due 10/25/36	16,900	14,039

214	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-AR15 Class A1 5.339% due 10/25/36 (Ê)	2,065	1,666
Series 2006-AR17 Class A1 2.614% due 10/25/36 (Ê)	10,274	7,540
Series 2006-AR18 Class 2A2 5.394% due 11/25/36	382	52
Series 2007-1 Class A6 5.500% due 02/25/37	772	646
Series 2007-2 Class 1A13 6.000% due 03/25/37	6,621	5,885
Series 2007-4 Class A15 6.000% due 04/25/37	1,044	940
Series 2007-4 Class A21 5.500% due 04/25/37	758	670
Series 2007-6 Class A6 6.000% due 05/25/37	572	495
Series 2007-7 Class A38 6.000% due 06/25/37	1,199	1,111
Series 2007-7 Class A49 6.000% due 06/25/37	2,404	2,136
Series 2007-7 Class A6 6.000% due 06/25/37	1,033	993
Series 2007-8 Class 1A16 6.000% due 07/25/37	245	231
Series 2007-8 Class 2A2 6.000% due 07/25/37	4,253	3,990
Series 2007-10 Class 1A18 6.000% due 07/25/37	8,858	8,128
Series 2007-10 Class 1A5 6.000% due 07/25/37	6,469	5,865
Series 2007-11 Class A14 6.000% due 08/25/37	731	664
Series 2007-11 Class A36 6.000% due 08/25/37	2,943	2,663
Series 2007-11 Class A85 6.000% due 08/25/37	248	227
Series 2007-11 Class A96 6.000% due 08/25/37	2,909	2,631
Series 2007-13 Class A7 6.000% due 09/25/37	1,173	1,065
Series 2007-14 Class 1A1 6.000% due 10/25/37	990	913
Series 2007-AR5 Class A1 6.102% due 10/25/37	2,495	2,052

		3,271,740

Municipal Bonds - 2.0%
American Municipal Power, Inc. Revenue Bonds 6.270% due 02/15/50	1,750	1,899
Chicago Transit Authority Revenue Bonds 6.300% due 12/01/21	500	547
6.899% due 12/01/40	5,200	6,029
City of Chicago Illinois General Obligation Unlimited 5.000% due 12/01/24 (µ)	17,715	18,654

	Principal Amount ($) or Shares	Market Value $
City of Colorado Springs Colorado Utilities System Revenue Bonds 5.000% due 11/15/33	200	204
County of Clark Nevada Revenue Bonds 6.820% due 07/01/45	1,200	1,444
County of Cook Illinois General Obligation Unlimited 5.000% due 11/15/26 (µ)	15,000	15,416
East Baton Rouge Sewerage Commission Revenue Bonds 6.087% due 02/01/45	1,800	1,862
Iowa Tobacco Settlement Authority Revenue Bonds 6.500% due 06/01/23	355	335
Los Angeles Unified School District General Obligation Unlimited 6.758% due 07/01/34	800	978
Municipal Electric Authority of Georgia Revenue Bonds 6.637% due 04/01/57	6,010	6,090
7.055% due 04/01/57	5,615	5,598
New Jersey Economic Development Authority Revenue Bonds 1.347% due 06/15/13 (Ê)	3,900	3,900
New Jersey State Turnpike Authority Revenue Bonds 7.102% due 01/01/41	3,925	5,152
New York City Municipal Water Finance Authority Revenue Bonds 5.375% due 06/15/43	5,075	5,579
Northstar Education Finance, Inc. Revenue Bonds 1.065% due 04/01/42 (Ê)	4,600	3,726
1.207% due 04/01/42 (Ê)	1,350	1,105
1.528% due 04/01/42 (Ê)	1,200	983
1.644% due 01/29/46 (Ê)	4,000	3,275
1.650% due 01/29/46 (Ê)	150	127
Public Power Generation Agency Revenue Bonds 7.242% due 01/01/41	100	113
San Diego County Regional Airport Authority Revenue Bonds 6.628% due 07/01/40	15,190	15,933
San Diego Redevelopment Agency Tax Allocation 7.625% due 09/01/30	500	515
San Diego Tobacco Settlement Revenue Funding Corp. Revenue Bonds 7.125% due 06/01/32	1,050	810
South Carolina Student Loan Corp. Revenue Bonds 0.446% due 12/01/20 (Ê)	4,500	4,277
State of California General Obligation Unlimited
5.700% due 11/01/21	920	1,000
6.650% due 03/01/22	3,425	3,916

Russell Strategic Bond Fund	215

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

7.500% due 04/01/34		800	958
7.950% due 03/01/36		4,435	4,997
5.650% due 04/01/39 (Ê)		700	740
7.550% due 04/01/39		2,938	3,580
7.625% due 03/01/40		5,475	6,705
7.600% due 11/01/40		1,100	1,352
State of Illinois General Obligation Unlimited 4.071% due 01/01/14		600	616
5.665% due 03/01/18		7,000	7,402
5.100% due 06/01/33		1,400	1,254
6.900% due 03/01/35		1,000	1,074
6.725% due 04/01/35		600	629
7.350% due 07/01/35		6,700	7,454
State of Louisiana Gasoline & Fuels Tax Revenue Bonds 3.000% due 05/01/43 (Ê)		4,200	4,282
Tobacco Settlement Finance Authority Revenue Bonds 7.467% due 06/01/47		2,355	1,700
Tobacco Settlement Financing Corp. Revenue Bonds 5.500% due 06/01/26		1,500	1,648

			153,858

Non-US Bonds - 1.9%
Argentina Government International Bond 6.500% due 12/15/35	EUR	20,970	3,946
Arkle Master Issuer PLC Series 2006-1A Class 4A2 0.382% due 02/17/52 (Ê)(Þ)	USD	14,950	14,943
Brasil Telecom SA 9.750% due 09/15/16 (Þ)	BRL	2,975	1,698
Brazil Notas do Tesouro Nacional Serie B Series NTNB 6.000% due 05/15/13	BRL	3,157	4,039
Brazil Notas do Tesouro Nacional Serie F Series NTNF 10.000% due 01/01/14	BRL	6,874	4,072
10.000% due 01/01/17	BRL	6,850	3,904
Byggingarsjodur Verkamanna Series 2 3.750% due 04/15/34	ISK	367,217	3,572
Series 3 3.750% due 06/15/44	ISK	743,544	7,324
Canada Housing Trust No. 1 3.350% due 12/15/20 (Þ)	CAD	200	210
3.800% due 06/15/21 (Þ)	CAD	1,600	1,738
Canadian Government Bond 4.500% due 06/01/15	CAD	100	111
3.000% due 12/01/15	CAD	2,200	2,344
2.000% due 06/01/16	CAD	700	718
2.750% due 09/01/16	CAD	100	106

	Principal Amount ($) or Shares		Market Value $
4.250% due 06/01/18	CAD	200	230
3.750% due 06/01/19	CAD	1,000	1,122
3.250% due 06/01/21	CAD	1,800	1,949
Colombia Government International Bond 12.000% due 10/22/15	COP	4,928,000	3,346
European Investment Bank 3.625% due 01/15/21	EUR	100	146
Series INTL 4.625% due 04/15/20	EUR	200	314
European Loan Conduit 1.243% due 05/15/19	EUR	181	205
Federative Republic of Brazil 12.500% due 01/05/22	BRL	2,500	1,809
10.250% due 01/10/28	BRL	2,600	1,685
Granite Mortgages PLC Series 2003-3 Class 2A 1.959% due 01/20/44 (Ê)	EUR	1,290	1,721
Series 2004-2 Class 3A 1.245% due 06/20/44 (Ê)	GBP	212	325
Series 2004-3 Class 2A2 1.815% due 09/20/44 (Ê)	EUR	540	720
Series 2004-3 Class 3A1 1.285% due 09/20/44 (Ê)	GBP	141	218
HMI 1.000% due 10/01/54 (Þ)	EUR	1,200	1,650
Italy Buoni Poliennali Del Tesoro Series CPI 2.100% due 09/15/16	EUR	1,742	2,138
2.350% due 09/15/19	EUR	1,165	1,352
2.100% due 09/15/21	EUR	3,318	3,593
Mexican Bonos Series M 20 10.000% due 12/05/24	MXN	43,193	4,250
Series M 9.000% due 06/20/13	MXN	97,167	7,795
6.250% due 06/16/16	MXN	59,040	4,657
8.000% due 06/11/20	MXN	45,715	3,885
Morgan Stanley 1.029% due 03/01/13 (Ê)	EUR	2,500	3,340
Permanent Master Issuer PLC Series 2006-1 Class 6A1 1.087% due 04/15/20 (Ê)	GBP	3,100	4,890
Poland Government Bond Series 1020 5.250% due 10/25/20	PLN	7,800	2,383
Province of British Columbia Canada 4.300% due 06/18/42	CAD	200	218
Province of Ontario Canada 4.300% due 03/08/17	CAD	200	222
4.000% due 06/02/21	CAD	13,765	14,704
4.600% due 06/02/39	CAD	900	1,012
Province of Quebec Canada 4.500% due 12/01/17	CAD	600	671
4.500% due 12/01/18	CAD	200	223
4.250% due 12/01/21	CAD	2,000	2,161

216	Russell Strategic Bond Fund

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Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Rhodia SA Series REGS 3.585% due 10/15/13 (Ê)	EUR	642	882
South Africa Government Bond 10.500% due 12/21/26	ZAR	34,620	5,193
Series R186 10.500% due 12/21/26	ZAR	51,670	7,750
Series R207 7.250% due 01/15/20	ZAR	6,280	758
Series R208 6.750% due 03/31/21	ZAR	43,630	5,107
United Kingdom Gilt 4.250% due 09/07/39	GBP	300	556
4.250% due 12/07/40	GBP	500	928
4.250% due 12/07/46	GBP	300	567

			143,400

United States Government Agencies - 1.1%
Fannie Mae 0.500% due 08/09/13		1,800	1,804
Federal Home Loan Banks 4.500% due 09/13/19		18,700	21,611
Federal Home Loan Mortgage Corp. 0.700% due 11/04/13		23,040	23,055
1.375% due 02/25/14		4,355	4,441
2.500% due 05/27/16		100	106
2.000% due 08/25/16		11,075	11,461
Federal National Mortgage Association Zero coupon due 10/09/19		11,005	8,320
Freddie Mac 1.500% due 12/16/14		3,000	3,004
4.875% due 06/13/18		4,200	4,990
Series 1 0.500% due 10/15/13		3,700	3,705
Tennessee Valley Authority 4.625% due 09/15/60		1,300	1,470

			83,967

United States Government Treasuries - 10.9%
United States Treasury Principal Only STRIP Zero coupon due 08/15/20		11,000	9,136
United States Treasury Inflation Indexed Bonds 1.875% due 07/15/13		3,577	3,770
0.625% due 07/15/21		3,518	3,705
2.375% due 01/15/25		2,283	2,862
2.375% due 01/15/27		44,370	56,408
1.750% due 01/15/28		433	511
2.500% due 01/15/29		5,170	6,771
3.875% due 04/15/29		2,067	3,171
2.125% due 02/15/41		16,861	22,273
United States Treasury Notes 0.125% due 08/31/13		155	155

	Principal Amount ($) or Shares	Market Value $
0.250% due 10/31/13	58,100	58,087
0.625% due 07/15/14	30,800	31,002
0.250% due 09/15/14	25,300	25,189
0.500% due 10/15/14	3,185	3,193
1.000% due 09/30/16	20,290	20,304
1.000% due 10/31/16	24,045	24,034
1.500% due 08/31/18	6,285	6,256
3.625% due 02/15/20	2,400	2,727
3.500% due 05/15/20	1,800	2,027
2.625% due 08/15/20	5,100	5,366
2.625% due 11/15/20	6,700	7,028
3.625% due 02/15/21	194,975	220,794
3.125% due 05/15/21	14,000	15,220
2.125% due 08/15/21	135,905	135,311
6.250% due 08/15/23	6,210	8,645
4.250% due 11/15/40	44,375	53,312
4.375% due 05/15/41	88,703	108,883

		836,140

Total Long-Term Investments (cost $7,237,795)		7,225,818

Common Stocks - 0.0%
Consumer Discretionary - 0.0%
General Motors Co. (Æ)	821	21

Total Common Stocks (cost $—)		21

Preferred Stocks - 0.1%
Financial Services - 0.1%
Centaur Funding Corp.	2,868	3,315
DG Funding Trust (Å)	479	3,605

Total Preferred Stocks (cost $8,241)		6,920

	Notional Amount $

Options Purchased - 0.0%
(Number of Contracts) Swaptions
(Fund Receives/Fund Pays)
USD Three Month LIBOR/USD 1.250% Apr 2012 0.00 Call (1)	22,300	160

Total Options Purchased (cost $88)		160

Russell Strategic Bond Fund	217

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Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Warrants & Rights - 0.0%
Warrants and Rights - 0.0%
General Motors Co.	1,492	21

Total Warrants & Rights (cost $—)		21

Short-Term Investments - 16.0%
Appalachian Power Co. Series O 5.650% due 08/15/12	980	1,014
Barclays Bank PLC 5.450% due 09/12/12	19,100	19,638
BMW Vehicle Owner Trust Series 2011-A Class A1 0.306% due 09/25/12	12,921	12,931
CarMax Auto Owner Trust Series 2011-2 Class A1 0.311% due 09/17/12	4,876	4,879
Carolina Power & Light Co. 6.500% due 07/15/12	105	109
Citigroup, Inc. 5.500% due 08/27/12	2,500	2,568
5.625% due 08/27/12	1,800	1,835
5.300% due 10/17/12	1,000	1,027
Comcast Cable Holdings LLC 9.800% due 02/01/12	1,660	1,694
Comcast Holdings Corp. 10.625% due 07/15/12	4,800	5,105
Countrywide Financial Corp. Series MTN 5.800% due 06/07/12	500	505
DDR Corp. 5.375% due 10/15/12	3,320	3,359
Delta Air Lines 2002-1 Class G-2 Pass Through Trust Series 02G2 6.417% due 07/02/12	2,785	2,792
Dow Chemical Co. (The) 4.850% due 08/15/12	2,600	2,678
Erste Abwicklungsanstalt 0.330% due 11/10/11 (ç)(ž)	2,300	2,300
Federal Home Loan Mortgage Corp. 0.220% due 10/12/12 (Ê)	30,985	30,971
Federal National Mortgage Association 0.273% due 10/18/12 (Ê)	15,490	15,502
FIH Erhvervsbank A/S 2.450% due 08/17/12 (Ñ)(Þ)	8,600	8,721
FirstEnergy Corp. Series B 6.450% due 11/15/11	187	187
Ford Motor Credit Co. LLC 7.500% due 08/01/12	4,940	5,108
Governor & Co. of the Bank of Ireland (The) Series REGs 6.750% due 01/30/12	425	670

	Principal Amount ($) or Shares		Market Value $
Series REGS 2.750% due 03/02/12	3,110		3,025
Honda Auto Receivables Owner Trust Series 2011-3 Class A1 0.398% due 10/22/12	12,735		12,735
Itau Unibanco Holding SA 1.000% due 12/05/11 (ç)(ž)	1,400		1,398
KCP&L Greater Missouri Operations Co. 11.875% due 07/01/12	7,475		7,980
Kells Funding, LLC 0.270% due 11/03/11 (ç)(ž)	800		800
0.240% due 11/07/11 (ç)(ž)	7,200		7,200
Lehman Brothers Holdings, Inc. 6.625% due 01/18/12 (Ø)(Æ)	770		191
Merrill Lynch & Co., Inc. 6.050% due 08/15/12 (Ñ)	6,600		6,693
MetLife, Inc. 6.125% due 12/01/11	2,870		2,882
Mirant Mid Atlantic Pass Through Trust A Series A 8.625% due 06/30/12	752		767
Nationwide Financial Services, Inc. 6.250% due 11/15/11	660		661
Royal Bank of Scotland PLC (The) 2.625% due 05/11/12 (Þ)	4,400		4,448
Russell U.S. Cash Management Fund	989,785,783	(¥)	989,786
Santander Drive Auto Receivables Trust Series 2011-4 Class A1 0.419% due 10/15/12	15,370		15,381
Santander US Debt SA Unipersonal 1.169% due 03/30/12 (Ê)(Þ)	11,200		11,177
SBAB Bank AB 3.125% due 03/23/12 (Þ)	7,100		7,172
Societe Financement de l’Economie Francaise 0.603% due 07/16/12 (Ê)(Þ)	2,000		2,003
Springleaf Finance Corp. Series MTNI 4.875% due 07/15/12	200		192
Sprint Capital Corp. 8.375% due 03/15/12 (Ñ)	9,810		9,908
TNK-BP Finance SA 6.125% due 03/20/12 (Þ)	500		505
UBS AG 1.403% due 02/23/12 (Ê)	1,400		1,403
United States Treasury Bills Zero coupon due 11/10/11 (ç)(ž)	335		335
0.020% due 11/10/11 (ç)(ž)	235		235
0.036% due 11/10/11 (ç)(ž)	70		70
0.015% due 01/12/12 (ž)	3,000		3,000
0.002% due 01/19/12 (ž)	700		700
0.033% due 02/09/12 (ž)	360		360
0.046% due 03/01/12 (ž)	260		260
0.005% due 03/08/12 (ž)	370		370
0.015% due 03/22/12 (ž)	280		280
0.016% due 03/22/12 (ž)	380		380

218	Russell Strategic Bond Fund

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Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

0.048% due 04/12/12 (ž)	690	690
0.055% due 04/12/12 (ž)	990	989
United States Treasury Inflation Indexed Bonds 3.000% due 07/15/12 (Æ)	4,762	4,902
WCI Finance LLC / WEA Finance LLC 5.400% due 10/01/12 (Þ)	753	775

Total Short-Term Investments (cost $1,221,965)		1,223,246

Repurchase Agreements - 1.2%
Agreement with Bank of America and The Bank of New York Mellon Corp. (Tri-Party) of $43,400 dated October 31, 2011, at 0.110% to be repurchased at $43,400 on November 1, 2011 collateralized by: $44,173 par various United States Government Agency Obligations, valued at $44,297	43,400	43,400
Agreement with Citigroup Global Markets, Inc. and The Bank of New York Mellon Corp. (Tri-Party) of $6,600 dated October 31, 2011, at 0.090% to be repurchased at $6,600 on November 1, 2011 collateralized by: $6,350 par various United States Government Agency Obligations, valued at $6,713	6,600	6,600
Agreement with Duetsche Bank and The Bank of New York Mellon Corp. (Tri-Party) of $800 dated October 31, 2011, at 0.090% to be repurchased at $800 on November 1, 2011 collateralized by: $779 par various United States Government Agency Obligations, valued at $816	800	800
Agreement with Goldman Sachs and The Bank of New York Mellon Corp. (Tri-Party) of $10,000 dated October 31, 2011, at 0.130% to be repurchased at $10,000 on November 1, 2011 collateralized by: $9,797 par various United States Government Agency Obligations, valued at $10,422	10,000	10,000

A portion of the portfolio has been fair valued as of period end.

	Principal Amount ($) or Shares		Market Value $
Agreement with Morgan Stanley and The Bank of New York Mellon Corp. (Tri-Party) of $28,400 dated October 31, 2011, at 0.110% to be repurchased at $28,400 on November 1, 2011 collateralized by: $28,583 par various United States Government Agency Obligations, valued at $28,844	28,400		28,400

Total Repurchase Agreements (cost $89,200)			89,200

Other Securities - 0.7%
Russell Investment Company Liquidating Trust (×)	4,231,088	(¥)	4,311
Russell U.S. Cash Collateral Fund (×)	49,402,812	(¥)	49,403

Total Other Securities (cost $53,634)			53,714

Total Investments - 112.4% (identified cost $8,610,923)			8,599,100

Other Assets and Liabilities, Net - (12.4%)			(952,240)

Net Assets - 100.0%			7,646,860

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	219

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Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Eurodollar Futures (CME)	59	USD	14,676	12/11	6
Eurodollar Futures (CME)	790	USD	196,414	03/12	198
Eurodollar Futures (CME)	464	USD	115,345	12/12	284
Eurodollar Futures (CME)	2,020	USD	502,121	03/13	2,028
Eurodollar Futures (CME)	1,464	USD	363,712	06/13	2,090
Eurodollar Futures (CME)	533	USD	132,297	09/13	880
Eurodollar Futures (CME)	195	USD	48,328	12/13	51
Eurodollar Futures (CME)	409	USD	101,207	03/14	612
German Euro Bobl Futures	448	EUR	54,808	12/11	123
United States Treasury Bonds	1,312	USD	182,409	12/11	888
United States Treasury 2 Year Note Futures	476	USD	104,854	12/11	(38)
United States Treasury 5 Year Note Futures	3,056	USD	374,694	12/11	336
United States Treasury 10 Year Note Futures	1,450	USD	187,141	12/11	(357)
United States Ultra Long Term Treasury Bond Futures	607	USD	92,492	12/11	4,850

Short Positions
Australian Treasury 3 Year Note Futures	950	AUD	100,597	12/11	1,074
German Euro Bund Futures	19	EUR	2,574	12/11	(2)
Japan Government 10 Year Bond Futures	66	JPY	9,375,960	12/11	530
United Kingdom Long Gilt Bond Futures	4	GBP	513	12/11	16
United States Treasury 2 Year Note Futures	278	USD	61,238	12/11	47
United States Treasury 5 Year Note Futures	18	USD	2,207	12/11	(7)
United States Treasury 10 Year Note Futures	229	USD	29,555	12/11	(66)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					13,543

See accompanying notes which are an integral part of the financial statements.

220	Russell Strategic Bond Fund

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Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except contract amounts)

Options Written	Call/Put	Number of Contracts	Strike Price	Notional Amount		Expiration Date	Market Value $

Eurodollar Futures	Put	162	99.00	USD	405	03/19/12	(18)
Forward Volatility Agreements	Call	1	0.00	USD	25,800	11/14/11	(303)
Inflationary Floor Options	Call	1	0.00	USD	8,490	11/23/20	(26)
Inflationary Floor Options	Put	1	0.00	USD	1,300	03/10/20	(6)
Inflationary Floor Options	Put	1	0.00	USD	3,600	03/12/20	(8)
Inflationary Floor Options	Put	1	0.00	USD	8,800	04/07/20	(20)
Inflationary Floor Options	Put	1	0.00	USD	3,300	09/29/20	(9)

Swaptions
(Fund Receives/Fund Pays)
USD Three Month LIBOR/USD 0.850%	Call	1	0.00		1,200	12/21/11	—
USD Three Month LIBOR/USD 0.800%	Call	1	0.00		11,200	12/21/11	(2)
USD Three Month LIBOR/USD 0.820%	Call	2	0.00		10,000	12/21/11	(2)
USD Three Month LIBOR/USD 0.840%	Call	1	0.00		5,000	12/21/11	(1)
USD Three Month LIBOR/USD 0.850%	Call	6	0.00		43,100	12/21/11	(11)
USD Three Month LIBOR/USD 1.000%	Call	1	0.00		4,900	12/21/11	(6)
USD 0.650%/USD Three Month LIBOR	Put	1	0.00		20,700	11/14/11	—
USD 1.000%/USD Three Month LIBOR	Put	1	0.00		6,400	08/13/12	(48)
USD 1.000%/USD Three Month LIBOR	Put	1	0.00		23,800	11/19/12	(30)
USD 1.200%/USD Three Month LIBOR	Put	1	0.00		17,100	07/11/13	(134)
USD 1.500%/USD Three Month LIBOR	Put	1	0.00		4,900	12/21/11	(8)
USD 1.700%/USD Three Month LIBOR	Put	2	0.00		50,700	08/13/12	(795)
USD 1.750%/USD Three Month LIBOR	Put	1	0.00		5,200	11/14/11	(1)
USD 1.750%/USD Three Month LIBOR	Put	1	0.00		26,800	11/19/12	(16)
USD 1.750%/USD Three Month LIBOR	Put	1	0.00		116,400	07/11/13	(205)
USD 1.800%/USD Three Month LIBOR	Put	1	0.00		7,400	12/21/11	(5)
USD 10.000%/USD Three Month LIBOR	Put	1	0.00		9,000	07/10/12	—
USD 2.000%/USD Three Month LIBOR	Put	1	0.00		44,600	04/30/12	(7)
USD 2.250%/USD Three Month LIBOR	Put	5	0.00		119,500	09/24/12	(90)
USD 2.250%/USD Three Month LIBOR	Put	1	0.00		24,700	05/28/13	(27)
USD 2.750%/USD Three Month LIBOR	Put	1	0.00		5,200	11/14/11	—
USD 2.750%/USD Three Month LIBOR	Put	2	0.00		31,100	06/18/12	(13)
USD 3.000%/USD Three Month LIBOR	Put	6	0.00		132,500	06/18/12	(41)
USD 3.250%/USD Three Month LIBOR	Put	2	0.00		19,000	07/16/12	(29)

Total Liability for Options Written (premiums received $5,837)							(1,861)

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	221

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Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Bank of America	USD	2,672	AUD	2,648	12/21/11	102
Bank of America	USD	4,649	CAD	4,751	12/21/11	112
Bank of America	USD	4,373	EUR	3,140	11/14/11	(28)
Bank of America	EUR	2,480	AUD	3,353	12/21/11	83
Bank of America	EUR	1,714	SEK	15,753	12/21/11	40
Bank of America	NOK	12,744	SEK	15,114	12/21/11	30
Barclays Bank PLC	USD	12,900	CNY	83,257	11/15/11	201
Barclays Bank PLC	USD	629	MYR	1,860	11/10/11	(23)
Barclays Bank PLC	EUR	5,286	USD	7,260	01/17/12	(50)
Barclays Bank PLC	GBP	1,203	USD	1,865	12/21/11	(68)
Barclays Bank PLC	GBP	4,455	USD	6,981	12/21/11	(179)
Barclays Bank PLC	INR	4,802	USD	100	11/18/11	2
Barclays Bank PLC	INR	66,469	USD	1,332	11/18/11	(29)
Barclays Bank PLC	KRW	1,008,919	USD	892	11/14/11	(18)
Barclays Bank PLC	MXN	1,330	USD	100	11/18/11	—
Barclays Bank PLC	MXN	1,351	USD	100	11/18/11	(1)
Barclays Bank PLC	MXN	2,675	USD	200	11/18/11	—
Barclays Bank PLC	MXN	4,075	USD	300	11/18/11	(5)
Barclays Bank PLC	MXN	9,400	USD	684	11/18/11	(21)
Barclays Bank PLC	MXN	17,014	USD	1,265	11/29/11	(9)
Barclays Bank PLC	PHP	48,521	USD	1,100	11/15/11	(37)
Barclays Bank PLC	TWD	11,584	USD	378	01/11/12	(10)
BNP Paribas	INR	4,938	USD	100	11/18/11	(1)
BNP Paribas	KRW	567,650	USD	500	11/14/11	(12)
Citibank	USD	8,283	CAD	8,151	12/21/11	(115)
Citibank	USD	7,600	CNY	48,351	11/15/11	8
Citibank	USD	17,000	EUR	11,989	11/02/11	(411)
Citibank	USD	8,180	EUR	6,149	12/21/11	325
Citibank	USD	2,324	GBP	1,489	12/21/11	69
Citibank	USD	5,520	INR	247,403	11/18/11	(454)
Citibank	USD	9,211	JPY	725,366	12/21/11	76
Citibank	USD	15,143	MXN	202,887	11/18/11	59
Citibank	AUD	4,481	USD	4,591	12/21/11	(104)
Citibank	EUR	5,470	JPY	568,957	12/21/11	(281)
Citibank	EUR	11,589	USD	16,082	11/02/11	46
Citibank	EUR	11,989	USD	16,995	12/02/11	411
Citibank	EUR	1,647	USD	2,336	12/21/11	58
Citibank	EUR	1,717	USD	2,350	12/21/11	(24)
Citibank	GBP	1,128	USD	1,777	12/08/11	(36)
Citibank	GBP	5,321	USD	8,522	12/08/11	(30)
Citibank	GBP	2,911	USD	4,644	12/21/11	(34)
Citibank	INR	4,910	USD	100	11/18/11	(1)
Citibank	INR	4,940	USD	100	11/18/11	(1)
Citibank	INR	30,012	USD	600	11/18/11	(15)
Citibank	JPY	651,307	USD	8,422	12/21/11	83
Citibank	JPY	703,102	USD	9,176	12/21/11	174
Citibank	KRW	348,780	USD	300	11/14/11	(14)
Citibank	KRW	1,141,400	USD	1,000	11/14/11	(29)
Citibank	MXN	2,661	USD	200	11/18/11	1
Citibank	MXN	6,785	USD	500	11/18/11	(8)
Citibank	MXN	8,050	USD	600	11/18/11	(3)
Citibank	MYR	1,860	USD	577	11/10/11	(29)
Citibank	NZD	2,876	AUD	2,209	12/21/11	(4)

See accompanying notes which are an integral part of the financial statements.

222	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Citibank	PHP	17,464	USD	400	11/15/11	(9)
Citibank	PHP	17,584	USD	400	11/15/11	(12)
Citibank	PHP	17,588	USD	400	11/15/11	(12)
Citibank	PHP	42,576	USD	981	11/15/11	(16)
Citibank	PHP	43,415	USD	1,000	11/15/11	(18)
Citibank	PHP	61,054	USD	1,400	11/15/11	(31)
Citibank	PHP	83,942	USD	1,900	11/15/11	(68)
Credit Suisse First Boston	USD	891	CAD	884	12/21/11	(5)
Credit Suisse First Boston	USD	4,577	CHF	4,137	12/21/11	139
Credit Suisse First Boston	USD	1,534	EUR	1,130	12/21/11	29
Credit Suisse First Boston	USD	4,610	EUR	3,310	12/21/11	(31)
Credit Suisse First Boston	USD	4,669	EUR	3,457	12/21/11	113
Credit Suisse First Boston	USD	6,168	GBP	3,911	11/17/11	119
Credit Suisse First Boston	AUD	2,209	USD	2,304	12/21/11	(11)
Credit Suisse First Boston	CHF	3,591	USD	4,028	12/21/11	(67)
Credit Suisse First Boston	EUR	1,748	CAD	2,440	12/21/11	27
Credit Suisse First Boston	EUR	2,506	CHF	3,100	12/21/11	69
Credit Suisse First Boston	EUR	3,332	USD	4,573	12/21/11	(36)
Credit Suisse First Boston	JPY	249,629	USD	3,269	12/21/11	73
Credit Suisse First Boston	KRW	473,400	USD	400	11/14/11	(27)
Credit Suisse First Boston	KRW	591,900	USD	500	11/14/11	(34)
Credit Suisse First Boston	KRW	1,161,000	USD	962	11/14/11	(84)
Credit Suisse First Boston	KRW	1,178,500	USD	1,000	11/14/11	(62)
Credit Suisse First Boston	KRW	2,323,000	USD	1,925	11/14/11	(170)
Credit Suisse First Boston	NOK	9,416	SEK	11,124	12/21/11	16
Deutsche Bank AG	USD	2,304	AUD	2,428	12/21/11	240
Deutsche Bank AG	USD	4,562	AUD	4,403	12/21/11	51
Deutsche Bank AG	USD	1,493	CNY	9,499	11/15/11	2
Deutsche Bank AG	USD	1,466	EUR	1,036	11/01/11	(33)
Deutsche Bank AG	USD	1,535	EUR	1,130	12/21/11	28
Deutsche Bank AG	USD	2,317	EUR	1,647	12/21/11	(39)
Deutsche Bank AG	USD	4,666	EUR	3,401	12/21/11	38
Deutsche Bank AG	USD	142	JPY	10,886	01/13/12	(2)
Deutsche Bank AG	USD	148	MXN	1,742	11/18/11	(18)
Deutsche Bank AG	USD	4,630	NZD	5,916	12/21/11	138
Deutsche Bank AG	USD	5,749	NZD	7,164	12/21/11	25
Deutsche Bank AG	AUD	2,251	EUR	1,663	12/21/11	(58)
Deutsche Bank AG	AUD	2,296	EUR	1,710	12/21/11	(40)
Deutsche Bank AG	AUD	4,841	EUR	3,482	12/21/11	(256)
Deutsche Bank AG	CAD	4,653	AUD	4,420	12/21/11	(32)
Deutsche Bank AG	CHF	4,755	EUR	3,953	12/21/11	46
Deutsche Bank AG	EUR	3,421	GBP	2,979	12/21/11	55
Deutsche Bank AG	EUR	1,756	JPY	190,491	12/21/11	11
Deutsche Bank AG	EUR	5,226	NOK	40,866	12/21/11	92
Deutsche Bank AG	EUR	3,367	NZD	5,630	12/21/11	(120)
Deutsche Bank AG	EUR	1,693	USD	2,326	12/21/11	(16)
Deutsche Bank AG	EUR	1,780	USD	2,445	12/21/11	(17)
Deutsche Bank AG	EUR	2,352	USD	3,220	12/21/11	(33)
Deutsche Bank AG	EUR	3,401	USD	4,644	12/21/11	(60)
Deutsche Bank AG	EUR	3,457	USD	4,665	12/21/11	(116)
Deutsche Bank AG	EUR	4,975	USD	6,863	01/17/12	(18)
Deutsche Bank AG	INR	4,928	USD	100	11/18/11	(1)
Deutsche Bank AG	INR	47,000	USD	945	11/18/11	(17)

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	223

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Deutsche Bank AG	JPY	280,955	USD	3,606	12/21/11	9
Deutsche Bank AG	KRW	229,860	USD	200	11/14/11	(7)
Deutsche Bank AG	KRW	575,150	USD	500	11/14/11	(19)
Deutsche Bank AG	NZD	6,022	EUR	3,463	12/21/11	(64)
Deutsche Bank AG	NZD	2,419	USD	1,842	12/21/11	(108)
Deutsche Bank AG	NZD	13,373	USD	11,006	12/21/11	227
HSBC Bank PLC	USD	5,908	BRL	9,975	11/03/11	(98)
HSBC Bank PLC	USD	16,867	BRL	27,426	11/03/11	(893)
HSBC Bank PLC	USD	100	EUR	—	11/01/11	(100)
HSBC Bank PLC	USD	1,533	EUR	1,130	12/21/11	30
HSBC Bank PLC	USD	10,424	SEK	70,255	12/21/11	328
HSBC Bank PLC	BRL	9,975	USD	5,250	11/03/11	(560)
HSBC Bank PLC	EUR	825	AUD	1,102	12/21/11	13
HSBC Bank PLC	EUR	3,406	NOK	26,612	12/21/11	56
HSBC Bank PLC	EUR	908	SEK	8,310	12/21/11	16
HSBC Bank PLC	EUR	—	USD	—	11/01/11	—
HSBC Bank PLC	EUR	7,580	USD	10,508	11/14/11	21
HSBC Bank PLC	MXN	2,653	USD	200	11/18/11	1
HSBC Bank PLC	MXN	2,678	USD	200	11/18/11	(1)
HSBC Bank PLC	MXN	4,077	USD	300	11/18/11	(6)
HSBC Bank PLC	MXN	9,521	USD	700	11/18/11	(13)
HSBC Bank PLC	NOK	19,547	EUR	2,508	12/21/11	(32)
HSBC Bank PLC	NOK	85,491	EUR	10,947	12/21/11	(172)
HSBC Bank PLC	NOK	19,390	GBP	2,177	12/21/11	25
HSBC Bank PLC	SEK	31,041	EUR	3,443	12/21/11	12
HSBC Bank PLC	SEK	78,055	USD	12,171	12/21/11	226
HSBC Bank PLC	ZAR	148,436	USD	18,532	12/15/11	(54)
JPMorgan Chase Bank	USD	4,659	CAD	4,796	12/21/11	147
JPMorgan Chase Bank	USD	3,188	EUR	2,352	12/21/11	65
JPMorgan Chase Bank	USD	9,204	EUR	6,556	12/21/11	(136)
JPMorgan Chase Bank	USD	6,515	JPY	499,580	12/21/11	(119)
JPMorgan Chase Bank	USD	14,083	KRW	14,939,591	11/14/11	(614)
JPMorgan Chase Bank	USD	2,916	MXN	38,472	11/29/11	(36)
JPMorgan Chase Bank	USD	17,167	NZD	21,109	12/21/11	(154)
JPMorgan Chase Bank	AUD	2,257	EUR	1,663	12/21/11	(64)
JPMorgan Chase Bank	AUD	2,249	NZD	2,883	12/21/11	(33)
JPMorgan Chase Bank	CAD	203	USD	200	11/17/11	(4)
JPMorgan Chase Bank	CAD	4,650	USD	4,681	12/21/11	21
JPMorgan Chase Bank	EUR	1,603	NOK	12,648	12/21/11	48
JPMorgan Chase Bank	EUR	251	USD	492	11/01/11	145
JPMorgan Chase Bank	EUR	350	USD	488	11/02/11	4
JPMorgan Chase Bank	EUR	400	USD	544	11/02/11	(10)
JPMorgan Chase Bank	EUR	7,913	USD	10,785	11/14/11	(163)
JPMorgan Chase Bank	EUR	2,913	USD	3,977	11/21/11	(53)
JPMorgan Chase Bank	EUR	1,752	USD	2,328	12/21/11	(95)
JPMorgan Chase Bank	EUR	2,054	USD	2,806	12/21/11	(35)
JPMorgan Chase Bank	EUR	3,451	USD	4,658	12/21/11	(115)
JPMorgan Chase Bank	EUR	5,176	USD	6,933	12/21/11	(226)
JPMorgan Chase Bank	GBP	7,956	USD	12,398	11/14/11	(392)
JPMorgan Chase Bank	GBP	2,965	USD	4,678	11/17/11	(89)
JPMorgan Chase Bank	INR	9,856	USD	200	11/18/11	(2)
JPMorgan Chase Bank	INR	24,845	USD	500	11/18/11	(9)
JPMorgan Chase Bank	INR	44,703	USD	900	11/18/11	(15)

See accompanying notes which are an integral part of the financial statements.

224	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

JPMorgan Chase Bank	JPY	235,059	USD	3,066	11/14/11	59
JPMorgan Chase Bank	JPY	281,607	USD	3,606	12/21/11	1
JPMorgan Chase Bank	KRW	116,900	USD	100	11/14/11	(5)
JPMorgan Chase Bank	KRW	469,800	USD	400	11/14/11	(24)
JPMorgan Chase Bank	KRW	4,753,332	USD	4,000	11/14/11	(285)
JPMorgan Chase Bank	MXN	138,604	USD	10,363	11/14/11	(27)
JPMorgan Chase Bank	MXN	5,300	USD	386	11/18/11	(11)
JPMorgan Chase Bank	MXN	5,314	USD	387	11/18/11	(11)
JPMorgan Chase Bank	MXN	9,457	USD	700	11/18/11	(9)
JPMorgan Chase Bank	MXN	24,300	USD	1,800	11/18/11	(21)
JPMorgan Chase Bank	MXN	15,228	USD	1,154	11/29/11	14
JPMorgan Chase Bank	MXN	15,410	USD	1,141	11/29/11	(13)
JPMorgan Chase Bank	NZD	2,810	USD	2,327	12/21/11	62
JPMorgan Chase Bank	NZD	2,835	USD	2,308	12/21/11	23
JPMorgan Chase Bank	NZD	12,280	USD	9,411	12/21/11	(487)
JPMorgan Chase Bank	PHP	13,041	USD	300	11/15/11	(6)
JPMorgan Chase Bank	PLN	5,124	USD	1,617	11/14/11	8
Morgan Stanley & Co., Inc.	USD	15,426	BRL	27,426	01/04/12	324
Morgan Stanley & Co., Inc.	BRL	27,426	USD	15,618	11/03/11	(356)
Morgan Stanley & Co., Inc.	EUR	3,140	USD	4,435	11/14/11	91
Morgan Stanley & Co., Inc.	GBP	3,372	USD	5,382	12/21/11	(37)
Morgan Stanley & Co., Inc.	MXN	4,077	USD	300	11/18/11	(5)
Morgan Stanley & Co., Inc.	MXN	9,526	USD	700	11/18/11	(14)
Morgan Stanley & Co., Inc.	MXN	19,044	USD	1,400	11/18/11	(27)
Morgan Stanley & Co., Inc.	MXN	20,318	USD	1,500	11/18/11	(22)
Morgan Stanley & Co., Inc.	TWD	6,114	USD	200	01/11/12	(5)
Morgan Stanley & Co., Inc.	TWD	12,208	USD	400	01/11/12	(9)
Royal Bank of Canada	USD	2,323	CAD	2,450	12/21/11	133
Royal Bank of Canada	USD	2,429	CAD	2,401	12/21/11	(23)
Royal Bank of Canada	USD	188	EUR	137	01/17/12	1
Royal Bank of Canada	USD	684	MXN	9,181	11/29/11	3
Royal Bank of Canada	AUD	4,802	USD	4,634	12/21/11	(397)
Royal Bank of Canada	BRL	16,000	USD	8,662	01/18/12	(499)
Royal Bank of Canada	CAD	4,651	EUR	3,419	12/21/11	68
Royal Bank of Canada	CAD	1,357	USD	1,348	11/17/11	(13)
Royal Bank of Canada	CAD	2,421	USD	2,320	12/21/11	(106)
Royal Bank of Canada	CAD	3,238	USD	3,204	12/21/11	(41)
Royal Bank of Canada	CAD	9,671	USD	9,341	12/21/11	(350)
Royal Bank of Canada	EUR	3,197	CAD	4,494	12/21/11	82
Royal Bank of Canada	EUR	3,357	USD	4,668	12/21/11	25
Royal Bank of Scotland PLC	USD	2,337	EUR	1,669	12/21/11	(29)
Royal Bank of Scotland PLC	USD	4,646	GBP	2,982	12/21/11	147
Royal Bank of Scotland PLC	USD	4,622	NZD	5,681	12/21/11	(43)
Royal Bank of Scotland PLC	USD	2,321	SEK	16,105	12/21/11	144
Royal Bank of Scotland PLC	AUD	2,218	USD	2,308	12/21/11	(16)
Royal Bank of Scotland PLC	AUD	4,448	USD	4,564	12/21/11	(96)
Royal Bank of Scotland PLC	EUR	1,714	SEK	15,596	12/21/11	16
State Street Bank & Trust Co.	USD	1,753	AUD	1,677	12/21/11	4
State Street Bank & Trust Co.	AUD	7,700	USD	7,398	12/21/11	(669)
State Street Bank & Trust Co.	CAD	4,767	EUR	3,455	12/21/11	2
State Street Bank & Trust Co.	CAD	2,422	USD	2,320	12/21/11	(107)
State Street Bank & Trust Co.	EUR	1,748	AUD	2,427	12/21/11	125
State Street Bank & Trust Co.	EUR	2,144	NOK	16,228	12/21/11	(59)

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	225

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

State Street Bank & Trust Co.	GBP	2,247	EUR	2,613	12/21/11	3
State Street Bank & Trust Co.	GBP	2,032	USD	3,202	12/21/11	(63)
State Street Bank & Trust Co.	NOK	27,155	EUR	3,467	12/21/11	(69)
State Street Bank & Trust Co.	NOK	12,725	SEK	15,061	12/21/11	25
UBS AG	USD	278	EUR	198	12/21/11	(4)
UBS AG	USD	4,670	GBP	3,040	12/21/11	215
UBS AG	USD	20	MXN	266	11/18/11	—
UBS AG	USD	7,845	PHP	345,185	11/15/11	246
UBS AG	USD	987	TWD	29,906	01/11/12	14
UBS AG	AUD	2,245	CAD	2,322	12/21/11	(25)
UBS AG	AUD	4,523	CAD	4,676	12/21/11	(53)
UBS AG	CHF	3,165	EUR	2,613	12/21/11	5
UBS AG	CHF	2,635	USD	3,364	12/21/11	359
UBS AG	EUR	6,459	CHF	7,856	12/21/11	23
UBS AG	EUR	1,714	USD	2,348	12/21/11	(23)
UBS AG	EUR	3,304	USD	4,584	12/21/11	14
UBS AG	EUR	227	USD	314	01/17/12	—
UBS AG	MXN	1,345	USD	100	11/18/11	(1)
UBS AG	MXN	1,348	USD	100	11/18/11	(1)
UBS AG	MXN	1,349	USD	100	11/18/11	(1)
UBS AG	MXN	2,652	USD	200	11/18/11	1
UBS AG	MXN	2,663	USD	200	11/18/11	—
UBS AG	MXN	2,677	USD	200	11/18/11	(1)
UBS AG	MXN	4,075	USD	300	11/18/11	(5)
UBS AG	MXN	7,995	USD	600	11/18/11	1
UBS AG	MXN	8,107	USD	600	11/18/11	(7)
UBS AG	MXN	9,318	USD	700	11/18/11	2
UBS AG	MXN	10,773	USD	800	11/18/11	(7)
UBS AG	SEK	31,072	NOK	26,544	12/21/11	—
Westpac Banking Corp.	USD	6,633	AUD	6,464	12/21/11	139
Westpac Banking Corp.	USD	9,362	AUD	8,945	12/21/11	10
Westpac Banking Corp.	NZD	3,038	USD	2,307	12/21/11	(142)

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(5,394)

See accompanying notes which are an integral part of the financial statements.

226	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Interest Rate Swap Contracts

Counterparty	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

Bank of America	CAD	3,300	Canadian Dealer Offer Rate	3.586%	08/09/42	(179)
Bank of America	CAD	2,600	Canadian Dealer Offer Rate	3.325%	08/29/42	(8)
Bank of America	CAD	2,100	Canadian Dealer Offer Rate	3.377%	08/31/42	(27)
Bank of America	CAD	2,300	Canadian Dealer Offer Rate	2.888%	09/14/42	186
Bank of America	CAD	8,600	Canadian Dealer Offer Rate	2.173%	08/09/17	(94)
Bank of America	CAD	7,000	Canadian Dealer Offer Rate	2.115%	08/29/17	(49)
Bank of America	CAD	5,600	Canadian Dealer Offer Rate	2.180%	08/31/17	(56)
Bank of America	CAD	6,500	Canadian Dealer Offer Rate	1.898%	09/14/17	27
Bank of America	EUR	700	3.500%	Six Month EURIBOR	09/21/21	81
Bank of America	USD	18,900	Three Month LIBOR	3.500%	12/21/21	(1,936)
Bank of America	USD	22,600	Three Month LIBOR	3.500%	12/21/21	(2,315)
Bank of America	CAD	11,600	3.158%	Canadian Dealer Offer Rate	08/09/22	309
Bank of America	CAD	9,400	2.972%	Canadian Dealer Offer Rate	08/29/22	80
Bank of America	CAD	7,500	3.029%	Canadian Dealer Offer Rate	08/31/22	100
Bank of America	CAD	8,700	2.658%	Canadian Dealer Offer Rate	09/14/22	(178)
Barclays Bank PLC	GBP	3,500	3.250%	Six Month LIBOR	06/20/42	(130)
Barclays Bank PLC	BRL	3,100	12.455%	Brazil Interbank Deposit Rate	01/02/13	40
Barclays Bank PLC	BRL	1,500	10.830%	Brazil Interbank Deposit Rate	01/02/14	5
Barclays Bank PLC	MXN	54,800	5.600%	Mexico Interbank 28 Day Deposit Rate	09/06/16	27
Barclays Bank PLC	EUR	20,100	2.650%	Six Month EURIBOR	09/30/18	68
Barclays Bank PLC	EUR	4,600	3.000%	Six Month EURIBOR	09/21/21	250
Barclays Bank PLC	USD	2,600	2.000%	Three Month LIBOR	12/21/21	(92)
Barclays Bank PLC	EUR	3,900	2.500%	Six Month EURIBOR	03/21/22	(67)
Barclays Bank PLC	EUR	10,800	Six Month EURIBOR	3.500%	09/30/23	(7)
BNP Paribas	BRL	1,500	11.880%	Brazil Interbank Deposit Rate	01/02/13	26
BNP Paribas	BRL	13,600	12.800%	Brazil Interbank Deposit Rate	01/02/13	340
BNP Paribas	BRL	1,700	12.110%	Brazil Interbank Deposit Rate	01/02/14	41
BNP Paribas	USD	9,000	1.000%	1 Month Federal Fund Effective Rate	09/19/14	117
BNP Paribas	EUR	100	3.000%	Six Month EURIBOR	09/21/21	5
Citibank	EUR	9,800	2.096%	Six Month EURIBOR	11/05/15	325
Citibank	CAD	11,100	Canadian Dealer Offer Rate	3.000%	12/21/16	(684)
Citibank	AUD	1,000	5.000%	Six Month BBSW	06/15/17	10
Citibank	EUR	21,600	2.551%	Six Month EURIBOR	09/30/18	(61)
Citibank	EUR	12,300	2.623%	Six Month EURIBOR	10/04/18	17
Citibank	EUR	1,900	3.650%	Six Month EURIBOR	09/21/21	255
Citibank	EUR	2,500	2.500%	Six Month EURIBOR	03/21/22	(43)
Citibank	EUR	11,700	Six Month EURIBOR	2.890%	09/30/23	148
Citibank	EUR	6,680	Six Month EURIBOR	2.983%	10/04/23	15
Citibank	USD	5,900	4.250%	Three Month LIBOR	12/21/41	1,508
Credit Suisse Financial Products	BRL	1,200	12.480%	Brazil Interbank Deposit Rate	01/02/13	25
Credit Suisse Financial Products	EUR	28,800	Six Month EURIBOR	2.765%	07/01/14	(425)
Credit Suisse Financial Products	EUR	21,500	Six Month EURIBOR	1.828%	09/09/14	(23)
Credit Suisse Financial Products	EUR	25,300	Six Month EURIBOR	1.810%	09/09/14	(21)
Credit Suisse Financial Products	EUR	22,900	Six Month EURIBOR	1.770%	09/23/14	—
Credit Suisse Financial Products	GBP	1,500	3.210%	Six Month LIBOR	02/15/16	166
Credit Suisse Financial Products	GBP	3,000	3.201%	Six Month LIBOR	02/16/16	330
Credit Suisse Financial Products	GBP	3,330	3.124%	Six Month LIBOR	02/18/16	348
Credit Suisse Financial Products	EUR	19,700	3.215%	Six Month EURIBOR	07/01/16	814
Credit Suisse Financial Products	CAD	5,725	Canadian Dealer Offer Rate	2.374%	07/15/16	(214)
Credit Suisse Financial Products	EUR	5,025	2.531%	Six Month EURIBOR	07/19/16	204
Credit Suisse Financial Products	EUR	14,700	2.395%	Six Month EURIBOR	09/09/16	84
Credit Suisse Financial Products	EUR	17,200	2.365%	Six Month EURIBOR	09/09/16	78
Credit Suisse Financial Products	EUR	15,600	2.250%	Six Month EURIBOR	09/23/16	(10)
Credit Suisse Financial Products	EUR	9,600	3.250%	Six Month EURIBOR	12/21/16	781

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	227

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Interest Rate Swap Contracts

Counterparty	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

Credit Suisse Financial Products	USD	35,900	2.500%	Three Month LIBOR	12/21/16	1,963
Credit Suisse Financial Products	EUR	11,300	2.504%	Six Month EURIBOR	09/30/18	(65)
Credit Suisse Financial Products	EUR	4,550	Six Month EURIBOR	3.683%	07/01/20	(373)
Credit Suisse Financial Products	EUR	3,300	Six Month EURIBOR	2.935%	09/09/20	(43)
Credit Suisse Financial Products	EUR	3,900	Six Month EURIBOR	2.900%	09/09/20	(40)
Credit Suisse Financial Products	EUR	3,500	Six Month EURIBOR	2.690%	09/23/20	30
Credit Suisse Financial Products	EUR	2,400	3.500%	Six Month EURIBOR	09/21/21	278
Credit Suisse Financial Products	EUR	6,100	Six Month EURIBOR	2.844%	09/30/23	110
Deutsche Bank	USD	79,300	0.500%	Three Month LIBOR	09/30/13	(99)
Deutsche Bank	EUR	51,400	Six Month EURIBOR	2.795%	07/04/14	(777)
Deutsche Bank	EUR	27,100	Six Month EURIBOR	2.516%	07/15/14	(304)
Deutsche Bank	EUR	86,500	Six Month EURIBOR	1.700%	09/16/14	66
Deutsche Bank	USD	57,900	Three Month LIBOR	1.432%	02/28/15	(1,313)
Deutsche Bank	NZD	9,010	NZD-BBR-Telerate	4.700%	02/18/16	(284)
Deutsche Bank	NZD	7,400	NZD-BBR-Telerate	4.683%	02/22/16	(228)
Deutsche Bank	EUR	35,200	3.250%	Six Month EURIBOR	07/04/16	1,497
Deutsche Bank	EUR	18,600	2.982%	Six Month EURIBOR	07/15/16	585
Deutsche Bank	EUR	58,900	2.210%	Six Month EURIBOR	09/16/16	(109)
Deutsche Bank	USD	1,200	2.500%	Three Month LIBOR	12/21/16	66
Deutsche Bank	AUD	500	5.000%	Six Month BBSW	06/15/17	5
Deutsche Bank	EUR	1,200	2.500%	Six Month EURIBOR	09/21/18	26
Deutsche Bank	USD	54,400	Three Month LIBOR	3.250%	12/21/18	(4,874)
Deutsche Bank	USD	44,400	2.945%	Three Month LIBOR	10/14/19	135
Deutsche Bank	EUR	8,100	Six Month EURIBOR	3.718%	07/04/20	(687)
Deutsche Bank	EUR	4,275	Six Month EURIBOR	3.453%	07/15/20	(262)
Deutsche Bank	EUR	13,300	Six Month EURIBOR	2.700%	09/16/20	98
Deutsche Bank	EUR	3,000	3.000%	Six Month EURIBOR	09/21/21	163
Deutsche Bank	USD	14,200	3.500%	Three Month LIBOR	12/21/21	1,528
Deutsche Bank	EUR	400	3.000%	Six Month EURIBOR	03/21/22	17
Deutsche Bank	USD	8,000	Three Month LIBOR	4.000%	12/21/26	(1,256)
Deutsche Bank	USD	18,300	Three Month LIBOR	3.319%	10/14/29	83
Goldman Sachs	BRL	22,200	11.890%	Brazil Interbank Deposit Rate	01/02/13	389
Goldman Sachs	BRL	1,800	12.650%	Brazil Interbank Deposit Rate	01/02/14	60
Goldman Sachs	USD	4,600	0.500%	1 Month Federal Fund Effective Rate	09/19/14	60
Goldman Sachs	EUR	10,600	3.500%	Six Month EURIBOR	09/21/21	1,228
Goldman Sachs	EUR	700	2.500%	Six Month EURIBOR	03/21/22	(12)
HSBC	GBP	9,800	3.250%	Six Month LIBOR	06/20/42	(363)
HSBC	BRL	200	11.140%	Brazil Interbank Deposit Rate	01/02/12	2
HSBC	BRL	1,400	10.450%	Brazil Interbank Deposit Rate	01/02/13	—
HSBC	BRL	1,900	11.510%	Brazil Interbank Deposit Rate	01/02/13	13
HSBC	BRL	23,200	11.890%	Brazil Interbank Deposit Rate	01/02/13	407
HSBC	BRL	56,100	12.180%	Brazil Interbank Deposit Rate	01/02/13	1,214
HSBC	BRL	800	11.530%	Brazil Interbank Deposit Rate	01/02/14	8
HSBC	BRL	800	10.990%	Brazil Interbank Deposit Rate	01/02/14	4
HSBC	BRL	800	12.540%	Brazil Interbank Deposit Rate	01/02/14	25
HSBC	BRL	2,000	10.530%	Brazil Interbank Deposit Rate	01/02/14	1
JPMorgan	BRL	3,900	Brazil Interbank Deposit Rate	12.540%	01/02/12	128
JPMorgan	BRL	2,600	12.170%	Brazil Interbank Deposit Rate	01/02/13	56
JPMorgan	BRL	300	10.870%	Brazil Interbank Deposit Rate	01/02/14	1
JPMorgan	BRL	3,700	12.200%	Brazil Interbank Deposit Rate	01/02/14	95
JPMorgan	EUR	25,200	Six Month EURIBOR	1.840%	09/20/14	(25)
JPMorgan	EUR	21,100	Six Month EURIBOR	1.750%	09/23/14	5
JPMorgan	EUR	27,300	Six Month EURIBOR	1.750%	09/23/14	7
JPMorgan	EUR	17,200	2.350%	Six Month EURIBOR	09/20/16	58

See accompanying notes which are an integral part of the financial statements.

228	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Interest Rate Swap Contracts

Counterparty	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

JPMorgan	EUR	14,400	2.230%	Six Month EURIBOR	09/23/16	(21)
JPMorgan	EUR	18,500	2.240%	Six Month EURIBOR	09/23/16	(19)
JPMorgan	USD	30,800	2.500%	Three Month LIBOR	12/21/16	1,685
JPMorgan	EUR	3,900	Six Month EURIBOR	2.820%	09/20/20	(10)
JPMorgan	EUR	3,200	Six Month EURIBOR	2.665%	09/23/20	35
JPMorgan	EUR	4,200	Six Month EURIBOR	2.690%	09/23/20	36
JPMorgan	USD	1,400	Three Month LIBOR	3.500%	12/21/21	(143)
JPMorgan	USD	4,700	Three Month LIBOR	3.500%	12/21/21	(481)
JPMorgan	USD	5,100	Three Month LIBOR	3.500%	12/21/21	(522)
JPMorgan	USD	5,400	Three Month LIBOR	3.500%	12/21/21	(553)
JPMorgan	USD	5,400	Three Month LIBOR	3.500%	12/21/21	(553)
JPMorgan	USD	5,500	Three Month LIBOR	3.500%	12/21/21	(563)
JPMorgan	USD	6,800	Three Month LIBOR	3.500%	12/21/21	(696)
JPMorgan	USD	6,900	Three Month LIBOR	3.500%	12/21/21	(707)
JPMorgan	USD	9,800	Three Month LIBOR	3.500%	12/21/21	(1,004)
JPMorgan	USD	4,300	Three Month LIBOR	3.250%	05/15/37	(228)
Merrill Lynch	BRL	9,400	11.900%	Brazil Interbank Deposit Rate	01/02/13	158
Morgan Stanley	BRL	400	12.590%	Brazil Interbank Deposit Rate	01/02/13	9
Morgan Stanley	BRL	5,900	10.455%	Brazil Interbank Deposit Rate	01/02/13	2
Morgan Stanley	BRL	6,500	12.500%	Brazil Interbank Deposit Rate	01/02/13	86
Morgan Stanley	USD	22,800	0.500%	1 Month Federal Fund Effective Rate	09/19/13	78
Morgan Stanley	BRL	1,800	12.510%	Brazil Interbank Deposit Rate	01/02/14	56
Morgan Stanley	BRL	4,400	10.580%	Brazil Interbank Deposit Rate	01/02/14	4
Morgan Stanley	BRL	5,200	12.540%	Brazil Interbank Deposit Rate	01/02/14	102
Morgan Stanley	MXN	5,700	5.600%	Mexico Interbank 28 Day Deposit Rate	09/06/16	3
Morgan Stanley	GBP	29,800	Six Month LIBOR	3.000%	12/21/16	(2,611)
Morgan Stanley	MXN	5,100	6.350%	Mexico Interbank 28 Day Deposit Rate	06/02/21	(1)
Morgan Stanley	EUR	500	3.500%	Six Month EURIBOR	09/21/21	58
Morgan Stanley	EUR	4,100	3.650%	Six Month EURIBOR	09/21/21	551
Morgan Stanley	EUR	4,600	3.000%	Six Month EURIBOR	03/21/22	200
Morgan Stanley	USD	7,945	Three Month LIBOR	3.925%	05/15/41	(1,618)
Royal Bank of Canada	CAD	2,300	Canadian Dealer Offer Rate	2.882%	09/27/42	189
Royal Bank of Canada	CAD	11,100	Canadian Dealer Offer Rate	2.140%	11/03/15	(324)
Royal Bank of Canada	CAD	16,800	Canadian Dealer Offer Rate	2.115%	11/04/15	(473)
Royal Bank of Canada	EUR	14,800	2.118%	Six Month EURIBOR	11/08/15	511
Royal Bank of Canada	CAD	9,075	Canadian Dealer Offer Rate	2.370%	07/13/16	(338)
Royal Bank of Canada	CAD	7,800	Canadian Dealer Offer Rate	2.350%	07/14/16	(283)
Royal Bank of Canada	EUR	7,800	2.571%	Six Month EURIBOR	07/15/16	338
Royal Bank of Canada	EUR	6,875	2.574%	Six Month EURIBOR	07/18/16	299
Royal Bank of Canada	CAD	6,500	Canadian Dealer Offer Rate	1.921%	09/27/17	24
Royal Bank of Canada	CAD	8,700	2.697%	Canadian Dealer Offer Rate	09/27/22	(158)
Royal Bank of Scotland	AUD	900	5.000%	Six Month BBSW	06/15/17	9
UBS	BRL	700	10.605%	Brazil Interbank Deposit Rate	01/02/13	1
UBS	BRL	1,600	12.070%	Brazil Interbank Deposit Rate	01/02/13	32
UBS	BRL	2,400	11.850%	Brazil Interbank Deposit Rate	01/02/13	21
UBS	BRL	1,700	12.250%	Brazil Interbank Deposit Rate	01/02/14	45
UBS	BRL	2,900	11.760%	Brazil Interbank Deposit Rate	01/02/14	35
UBS	BRL	4,500	10.770%	Brazil Interbank Deposit Rate	01/02/14	12
UBS	EUR	32,200	Six Month EURIBOR	1.940%	08/26/14	(90)
UBS	EUR	21,900	2.518%	Six Month EURIBOR	08/26/16	245
UBS	EUR	4,980	Six Month EURIBOR	3.070%	08/26/20	(128)
UBS	EUR	3,200	2.500%	Six Month EURIBOR	03/21/22	(55)

Total Market Value on Open Interest Rate Swap Contracts Premiums Paid (Received) - ($11,705) (å)						(7,267)

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	229

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Credit Default Swap Contracts
Corporate Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $

Berkshire Hathaway, Inc.	Deutsche Bank	0.906%	USD	17,100	1.000%	03/20/13	37
D.R. Horton, Inc.	Deutsche Bank	3.564%	USD	945	(1.000%)	09/20/16	62
D.R. Horton, Inc.	Goldman Sachs	3.564%	USD	945	(1.000%)	09/20/16	62
GE Capital Corp.	JPMorgan	1.992%	USD	1,625	1.000%	06/20/15	(54)
GE Capital Corp.	Citibank	2.055%	USD	600	4.800%	12/20/13	38
GE Capital Corp.	Deutsche Bank	2.260%	USD	300	1.000%	03/20/16	(15)
GE Capital Corp.	Morgan Stanley	2.277%	USD	900	1.000%	06/20/16	(49)
MetLife, Inc.	Deutsche Bank	1.801%	USD	8,500	2.050%	03/20/13	34
MetLife, Inc.	UBS	1.801%	USD	8,500	2.050%	03/20/13	34
MetLife, Inc.	Deutsche Bank	2.549%	USD	1,300	1.000%	03/20/15	(63)
MetLife, Inc.	Deutsche Bank	2.549%	USD	1,200	1.000%	03/20/15	(58)
MetLife, Inc.	Deutsche Bank	2.549%	USD	2,300	1.000%	03/20/15	(111)
Morgan Stanley	Goldman Sachs	3.359%	USD	7,900	1.000%	03/20/16	(713)
Prudential Financial, Inc.	Deutsche Bank	1.331%	USD	8,500	2.300%	03/20/13	117
Prudential Financial, Inc.	UBS	1.331%	USD	8,500	2.300%	03/20/13	117

Total Market Value on Open Corporate Issues Premiums Paid (Received) - ($445)							(562)

Credit Indices
Reference Entity	Counterparty	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $

CMBX AJ Index	Bank of America	USD	2,645	(0.840%)	10/12/52	493
CMBX AJ Index	Barclays Bank PLC	USD	6,500	(0.840%)	10/12/52	1,211
CMBX AJ Index	Credit Suisse First Boston	USD	1,410	(0.840%)	10/12/52	263
CMBX AJ Index	Credit Suisse First Boston	USD	3,690	(0.840%)	10/12/52	687
Dow Jones CDX Index	Bank of America	USD	900	5.000%	12/20/15	94
Dow Jones CDX Index	Bank of America	USD	42,800	1.000%	06/20/16	(242)
Dow Jones CDX Index	Bank of America	USD	42,800	(1.000%)	06/20/14	(223)
Dow Jones CDX Index	Barclays Bank PLC	USD	200	5.000%	06/20/16	22
Dow Jones CDX Index	Barclays Bank PLC	USD	15,100	5.000%	06/20/15	1,454
Dow Jones CDX Index	Barclays Bank PLC	USD	3,100	5.000%	12/20/15	324
Dow Jones CDX Index	Citibank	USD	1,059	0.401%	06/20/12	3
Dow Jones CDX Index	Citibank	USD	4,815	0.360%	06/20/12	12
Dow Jones CDX Index	Citibank	USD	4,911	0.355%	06/20/12	12
Dow Jones CDX Index	Credit Suisse Financial Products	USD	500	5.000%	06/20/15	48
Dow Jones CDX Index	Deutsche Bank	USD	200	5.000%	06/20/16	22
Dow Jones CDX Index	Deutsche Bank	USD	2,500	1.000%	06/20/21	(157)
Dow Jones CDX Index	Deutsche Bank	USD	2,500	1.000%	06/20/21	(157)
Dow Jones CDX Index	Deutsche Bank	USD	2,500	1.000%	06/20/21	(157)
Dow Jones CDX Index	Deutsche Bank	USD	2,500	1.000%	06/20/21	(157)
Dow Jones CDX Index	Deutsche Bank	USD	33,900	(1.000%)	06/20/14	(176)
Dow Jones CDX Index	Deutsche Bank	USD	2,500	1.000%	06/20/21	(157)
Dow Jones CDX Index	Deutsche Bank	USD	1,350	0.530%	06/20/13	11
Dow Jones CDX Index	Deutsche Bank	USD	17,600	1.000%	06/20/16	(99)
Dow Jones CDX Index	Deutsche Bank	USD	9,163	0.708%	12/20/12	76
Dow Jones CDX Index	Deutsche Bank	USD	5,000	1.000%	06/20/21	(314)
Dow Jones CDX Index	Deutsche Bank	USD	2,500	1.000%	06/20/21	(157)
Dow Jones CDX Index	Deutsche Bank	USD	5,000	1.000%	06/20/21	(314)
Dow Jones CDX Index	Deutsche Bank	USD	5,000	1.000%	06/20/21	(314)
Dow Jones CDX Index	Deutsche Bank	USD	2,500	1.000%	06/20/21	(157)

See accompanying notes which are an integral part of the financial statements.

230	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Credit Default Swap Contracts
Credit Indices
Reference Entity	Counterparty	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $

Dow Jones CDX Index	Deutsche Bank	USD	2,500	1.000%	06/20/21	(157)
Dow Jones CDX Index	Deutsche Bank	USD	900	5.000%	12/20/15	94
Dow Jones CDX Index	Deutsche Bank	USD	2,500	1.000%	06/20/21	(157)
Dow Jones CDX Index	Deutsche Bank	USD	1,300	5.000%	06/20/15	125
Dow Jones CDX Index	Goldman Sachs	USD	200	5.000%	06/20/15	19
Dow Jones CDX Index	Goldman Sachs	USD	7,600	1.120%	12/20/12	99
Dow Jones CDX Index	Goldman Sachs	USD	1,736	0.463%	06/20/13	12
Dow Jones CDX Index	HSBC	USD	3,600	5.000%	06/20/15	347
Dow Jones CDX Index	HSBC	USD	400	5.000%	12/20/15	42
Dow Jones CDX Index	JP Morgan	USD	46,800	(1.000%)	06/20/14	(243)
Dow Jones CDX Index	JP Morgan	USD	29,600	1.000%	06/20/16	(167)
Dow Jones CDX Index	JPMorgan	USD	12,300	1.000%	06/20/16	(69)
Dow Jones CDX Index	JPMorgan	USD	2,000	1.120%	12/20/12	26
Dow Jones CDX Index	JPMorgan	USD	44,200	(1.000%)	06/20/14	(230)
Dow Jones CDX Index	JPMorgan	USD	1,447	0.553%	12/20/17	15
Dow Jones CDX Index	Merrill Lynch	USD	19,300	1.580%	12/20/12	346
Dow Jones CDX Index	Merrill Lynch	USD	19,300	1.640%	12/20/12	361
Dow Jones CDX Index	Morgan Stanley	USD	6,200	5.000%	06/20/15	597
Dow Jones CDX Index	Morgan Stanley	USD	2,800	5.000%	12/20/15	293
Dow Jones CDX Index	Pershing LLC 1st Republic P.B.	USD	579	0.548%	12/20/17	6
iTraxx SovX Western Europe Series 5 Index	Barclays Bank PLC	USD	4,760	(1.000%)	12/20/16	428
iTraxx SovX Western Europe Series 5 Index	Barclays Bank PLC	USD	1,410	(1.000%)	12/20/16	127
iTraxx SovX Western Europe Series 5 Index	Barclays Bank PLC	USD	2,660	(1.000%)	12/20/16	239
iTraxx SovX Western Europe Series 5 Index	Deutsche Bank	USD	4,400	(1.000%)	12/20/16	396
iTraxx SovX Western Europe Series 5 Index	Deutsche Bank	USD	10,300	(1.000%)	12/20/16	927
iTraxx SovX Western Europe Series 5 Index	JPMorgan	USD	2,030	(1.000%)	12/20/16	183
iTraxx SovX Western Europe Series 5 Index	Morgan Stanley	USD	1,240	(1.000%)	12/20/16	112
iTraxx SovX Western Europe Series 5 Index	Royal Bank of Scotland	USD	2,590	(1.000%)	12/20/16	236

Total Market Value on Open Credit Indices Premiums Paid (Received) - $7,715						5,958

Sovereign Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $

Brazil Government International Bond	UBS	0.770%	USD	4,000	1.190%	08/20/13	38
Brazil Government International Bond	Barclays Bank PLC	1.121%	USD	500	1.000%	06/20/15	(2)
Brazil Government International Bond	Deutsche Bank	1.121%	USD	1,300	1.000%	06/20/15	(5)
Brazil Government International Bond	Deutsche Bank	1.121%	USD	500	1.000%	06/20/15	(2)
Brazil Government International Bond	Goldman Sachs	1.121%	USD	500	1.000%	06/20/15	(2)
Brazil Government International Bond	Morgan Stanley	1.121%	USD	500	1.000%	06/20/15	(2)
Brazil Government International Bond	Bank of America	1.163%	USD	1,800	1.000%	09/20/15	(11)
Brazil Government International Bond	Citibank	1.163%	USD	1,000	1.000%	09/20/15	(6)
Brazil Government International Bond	HSBC	1.163%	USD	500	1.000%	09/20/15	(3)
Brazil Government International Bond	JPMorgan	1.163%	USD	1,000	1.000%	09/20/15	(6)
Brazil Government International Bond	UBS	1.163%	USD	500	1.000%	09/20/15	(3)
Brazil Government International Bond	Barclays Bank PLC	1.254%	USD	1,700	1.000%	03/20/16	(18)
Brazil Government International Bond	Citibank	1.303%	USD	9,400	1.000%	06/20/16	(121)
Brazil Government International Bond	Credit Suisse Financial Products	1.303%	USD	6,500	1.000%	06/20/16	(84)
Brazil Government International Bond	Deutsche Bank	1.303%	USD	1,800	1.000%	06/20/16	(23)

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	231

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Credit Default Swap Contracts
Sovereign Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $

Brazil Government International Bond	JPMorgan	1.346%	USD	700	1.000%	09/20/16	(11)
China Government International Bond	Bank of America	1.034%	USD	1,100	1.000%	06/20/15	2
China Government International Bond	Bank of America	1.034%	USD	400	1.000%	06/20/15	1
China Government International Bond	Citibank	1.034%	USD	300	1.000%	06/20/15	1
China Government International Bond	Royal Bank of Scotland	1.034%	USD	800	1.000%	06/20/15	1
China Government International Bond	Barclays Bank PLC	1.156%	USD	700	1.000%	03/20/16	(2)
China Government International Bond	BNP Paribas	1.156%	USD	300	1.000%	03/20/16	(1)
China Government International Bond	Barclays Bank PLC	1.202%	USD	12,400	1.000%	06/20/16	(64)
China Government International Bond	Deutsche Bank	1.243%	USD	400	1.000%	09/20/16	(3)
China Government International Bond	JPMorgan	1.243%	USD	300	1.000%	09/20/16	(2)
China Government International Bond	Morgan Stanley	1.243%	USD	300	1.000%	09/20/16	(2)
France Government International Bond	Bank of America	1.651%	USD	800	0.250%	03/20/16	(45)
France Government International Bond	Barclays Bank PLC	1.651%	USD	700	0.250%	03/20/16	(39)
France Government International Bond	Deutsche Bank	1.651%	USD	300	0.250%	03/20/16	(17)
France Government International Bond	Morgan Stanley	1.651%	USD	500	0.250%	03/20/16	(28)
France Government International Bond	Royal Bank of Scotland	1.651%	USD	500	0.250%	03/20/16	(28)
France Government International Bond	UBS	1.651%	USD	9,800	0.250%	03/20/16	(550)
France Government International Bond	UBS	1.690%	USD	10,000	0.250%	06/20/16	(608)
France Government International Bond	Barclays Bank PLC	1.726%	USD	200	0.250%	09/20/16	(13)
France Government International Bond	HSBC	1.726%	USD	300	0.250%	09/20/16	(20)
France Government International Bond	UBS	1.726%	USD	200	0.250%	09/20/16	(13)
France Government International Bond	Goldman Sachs	1.757%	USD	7,400	0.250%	12/20/16	(518)
France Government International Bond	Barclays Bank PLC	1.827%	USD	15,000	0.250%	09/20/16	(982)
Indonesia Government International Bond	Barclays Bank PLC	1.760%	USD	800	1.000%	06/20/16	(26)
Indonesia Government International Bond	Barclays Bank PLC	1.760%	USD	800	1.000%	06/20/16	(26)
Indonesia Government International Bond	Bank of America	1.813%	USD	1,200	1.000%	09/20/16	(43)
Indonesia Government International Bond	Morgan Stanley	1.813%	USD	3,100	1.000%	09/20/16	(112)
Indonesia Government International Bond	UBS	1.813%	USD	400	1.000%	09/20/16	(14)
Italy Government International Bond	Barclays Bank PLC	4.376%	USD	800	1.000%	03/20/16	(101)
Italy Government International Bond	Goldman Sachs	4.376%	USD	200	1.000%	03/20/16	(25)
Italy Government International Bond	Goldman Sachs	4.388%	USD	1,000	1.000%	06/20/16	(133)
Japan Government International Bond	Bank of America	0.898%	USD	200	1.000%	03/20/16	1
Japan Government International Bond	Bank of America	0.898%	USD	100	1.000%	03/20/16	1
Japan Government International Bond	JPMorgan	0.898%	USD	700	1.000%	03/20/16	4
Japan Government International Bond	Goldman Sachs	0.938%	USD	1,700	1.000%	06/20/16	8
Kazakhstan Government International Bond	Citibank	2.203%	USD	300	1.000%	03/20/16	(15)
Kazakhstan Government International Bond	Deutsche Bank	2.203%	USD	300	1.000%	03/20/16	(15)
Kazakhstan Government International Bond	HSBC	2.203%	USD	400	1.000%	03/20/16	(20)
Korea Government International Bond	Deutsche Bank	1.321%	USD	400	1.000%	06/20/16	(4)
Korea Government International Bond	Deutsche Bank	1.321%	USD	500	1.000%	06/20/16	(5)
Korea Government International Bond	Bank of America	1.357%	USD	600	1.000%	09/20/16	(8)
Korea Government International Bond	HSBC	1.357%	USD	400	1.000%	09/20/16	(5)
Korea Government International Bond	UBS	1.357%	USD	700	1.000%	09/20/16	(9)
Mexico Government International Bond	Bank of America	1.149%	USD	300	1.000%	09/20/15	(2)
Mexico Government International Bond	Citibank	1.149%	USD	700	1.000%	09/20/15	(4)
Mexico Government International Bond	Barclays Bank PLC	1.240%	USD	5,000	1.000%	03/20/16	(48)
Mexico Government International Bond	Deutsche Bank	1.240%	USD	3,100	1.000%	03/20/16	(30)
Mexico Government International Bond	HSBC	1.240%	USD	4,700	1.000%	03/20/16	(45)
Mexico Government International Bond	JPMorgan	1.242%	USD	2,600	0.920%	03/20/16	(34)
Mexico Government International Bond	Citibank	1.285%	USD	12,800	1.000%	06/20/16	(153)
Mexico Government International Bond	Deutsche Bank	1.285%	USD	3,300	1.000%	06/20/16	(39)

See accompanying notes which are an integral part of the financial statements.

232	Russell Strategic Bond Fund

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Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Credit Default Swap Contracts
Sovereign Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $

Mexico Government International Bond	Goldman Sachs	1.285%	USD	2,100	1.000%	06/20/16	(25)
Spain Government International Bond	Bank of America	3.320%	USD	200	1.000%	03/20/16	(18)
Spain Government International Bond	Goldman Sachs	3.320%	USD	200	1.000%	03/20/16	(18)
Spain Government International Bond	Citibank	3.337%	USD	3,600	1.000%	06/20/16	(342)
Spain Government International Bond	Goldman Sachs	3.337%	USD	1,000	1.000%	06/20/16	(95)
United Kingdom Gilt	Societe Generale	0.550%	USD	2,700	1.000%	03/20/15	39
United Kingdom Gilt	Societe Generale	0.550%	USD	4,000	1.000%	03/20/15	58
United Kingdom Gilt	UBS	0.550%	USD	400	1.000%	03/20/15	6
United Kingdom Gilt	UBS	0.550%	USD	700	1.000%	03/20/15	10
United Kingdom Gilt	Deutsche Bank	0.716%	USD	600	1.000%	03/20/16	7
United Kingdom Gilt	Citibank	0.756%	USD	5,700	1.000%	06/20/16	64
United Kingdom Gilt	Morgan Stanley	0.756%	USD	2,100	1.000%	06/20/16	24
United Kingdom Gilt	UBS	0.756%	USD	1,200	1.000%	06/20/16	14

Total Market Value on Open Sovereign Issues Premiums Paid (Received) - ($3,474)							(4,369)

Total Market Value on Open Credit Default Swap Contracts Premiums Paid (Received) - $3,796(å)							1,027

See accompanying notes which are an integral part of the financial statements.

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Russell Strategic Bond Fund

Presentation of Portfolio Holdings — October 31, 2011

Amounts in thousands

	Market Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets

Long-Term Investments
Asset-Backed Securities	$—	$609,060	$4,524	$613,584	8.0
Corporate Bonds and Notes	—	1,339,286	37,770	1,377,056	18.0
International Debt	—	719,314	11,670	730,984	9.5
Loan Agreements	—	15,081	8	15,089	0.2
Mortgage-Backed Securities	—	3,165,479	106,261	3,271,740	42.8
Municipal Bonds	—	148,045	5,813	153,858	2.0
Non-US Bonds	—	143,400	—	143,400	1.9
United States Government Agencies	—	83,967	—	83,967	1.1
United States Government Treasuries	—	836,140	—	836,140	10.9
Common Stocks	21	—	—	21	—	*
Preferred Stocks	3,316	—	3,604	6,920	0.1
Options Purchased	—	160	—	160	—	*
Warrants & Rights	21	—	—	21	—	*
Short-Term Investments	—	1,219,687	3,559	1,223,246	16.0
Repurchase Agreements	—	89,200	—	89,200	1.2
Other Securities	—	53,714	—	53,714	0.7

Total Investments	3,358	8,422,533	173,209	8,599,100	112.4

Other Assets and Liabilities, Net					(12.4)

					100.0

Other Financial Instruments
Futures Contracts	13,543	—	—	13,543	0.2
Options Written	(18)	(1,471)	(372)	(1,861)	—	*
Foreign Currency Exchange Contracts	15	(5,409)	—	(5,394)	(0.1)
Interest Rate Swap Contracts	—	4,438	—	4,438	0.1
Credit Default Swap Contracts	—	(2,769)	—	(2,769)	(—	*)

Total Other Financial Instruments**	$13,540	$(5,211)	$(372)	$7,957

*	Less than .05% of net assets.

**	Other financial instruments reflected, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant quarter to quarter transfers in and out of levels 1, 2 and 3 during the period ending October 31, 2011.

A reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining a value for the period ending October 31, 2011 were as follows:

Category and Subcategory	Beginning Balance as of 11/01/10	Gross Purchases	Gross Sales	Accrued Discounts/ (Premium)	Realized Gain/ (Loss)

Long-Term Investments
Asset-Backed Securities	$4,335	$4,667	$710	$12	$—
Corporate Bonds and Notes	—	—	—	—	—
International Debt	10,619	—	—	376	—
Loan Agreements	8	736	736	—	—
Mortgage-Backed Securities	43,238	20,869	15,226	1	18
Municipal Bonds	—	6,022	—	17	—
Investments in Other Funds	17,983	7,680	24,414	—	286
Preferred Stocks	3,683	—	—	—	—
Short-Term Investments	16,611	—	16,470	469	(811)

Total Investments	96,477	39,974	57,556	875	(507)

Other Financial Instruments
Options Written	(883)	—	98	—	487

Total Other Financial Instruments	(883)	—	98	—	487

See accompanying notes which are an integral part of the financial statements.

234	Russell Strategic Bond Fund

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Russell Strategic Bond Fund

Presentation of Portfolio Holdings, continued — October 31, 2011

Amounts in thousands

Category and Subcategory	Net Transfers into Level 3	Net Transfers out of Level 3	Net change in Unrealized Appreciation/ (Depreciation) on Investments held as of 10/31/2011	Ending Balance at 10/31/2011

Long-Term Investments
Asset-Backed Securities	$—	$3,552	$(228)	$4,524
Corporate Bonds and Notes	37,770	—	—	37,770
International Debt	—	204	879	11,670
Loan Agreements	—	—	—	8
Mortgage-Backed Securities	57,254	—	107	106,261
Municipal Bonds	—	—	(226)	5,813
Investments in Other Funds	—	—	(1,535)	—
Preferred Stocks	—	—	(79)	3,604
Short-Term Investments	3,559	—	201	3,559

Total Investments	98,583	3,756	(881)	173,209

Other Financial Instruments	—	—	—	—
Options Written	—	—	122	(372)

Total Other Financial Instruments	—	—	122	(372)

Fair Value of Derivative Instruments — October 31, 2011

Derivatives not accounted for as hedging instruments	Credit Contracts	Foreign Currency Contracts	Interest Rate Contracts

Location: Statement of Assets and Liabilities - Assets
Investments, at market value	$—	$—	$160
Unrealized appreciation on foreign currency exchange contracts	—	6,974	—
Daily variation margin on futures contracts*	—	—	14,013
Interest rate swap contracts, at market value	—	—	22,045
Credit default swap contracts, at market value	10,542	—	—

Total	$10,542	$6,974	$36,218

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$12,368	$—
Daily variation margin on futures contracts*	—	—	470
Interest rate swap contracts, at market value	—	—	29,312
Credit default swap contracts, at market value	9,515	—	—
Options written, at market value	—	—	1,861

Total	$9,515	$12,368	$31,643

See accompanying notes which are an integral part of the financial statements.

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Fair Value of Derivative Instruments, continued — October 31, 2011

Amounts in thousands

Derivatives not accounted for as hedging instruments	Credit Contracts	Foreign Currency Contracts	Interest Rate Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments**	$—	$—	$3,335
Futures contracts	—	—	31,344
Options Written	—	—	(11,929)
Credit default swap contracts	6,037	—	—
Interest rate swap contracts	—	—	(17,046)
Foreign currency-related transactions	—	2,985	—

Total	$6,037	$2,985	$5,704

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments***	$—	$—	$72
Futures contracts	—	—	16,940
Options Written	—	—	1,192
Credit default swap contracts	(3,534)	—	—
Interest rate swap contracts	—	—	5,994
Foreign currency-related transactions	—	(4,309)	—

Total	$(3,534)	$(4,309)	$24,198

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

**	Includes net realized gain (loss) on purchased options as reported in the Schedule of Investments.

***	Includes net change in unrealized appreciation/depreciation on purchased options as reported in Schedule of Investments.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

236	Russell Strategic Bond Fund

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Russell Investment Company

Russell Investment Grade Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

Russell Investment Grade Bond Fund - Class A ‡
	Total Return
1 Year	(0.60)%
5 Years	5.28	%§
10 Years	4.70	%§

Russell Investment Grade Bond Fund - Class C ‡‡
	Total Return
1 Year	2.42%
5 Years	5.35	%§
10 Years	4.74	%§

Russell Investment Grade Bond - Fund - Class E
	Total Return
1 Year	3.31%
5 Years	6.11	%§
10 Years	5.11	%§

Russell Investment Grade Bond Fund - Class I
	Total Return
1 Year	3.57%
5 Years	6.36	%§
10 Years	5.38	%§

Russell Investment Grade Bond Fund - Class S ‡‡‡
	Total Return
1 Year	3.50%
5 Years	6.27	%§
10 Years	5.33	%§

Russell Investment Grade Bond Fund - Class Y
	Total Return
1 Year	3.67%
5 Years	6.43	%§
10 Years	5.45	%§

Barclays Capital U.S. Aggregate Bond Index **
	Total Return
1 Year	5.00%
5 Years	6.41	%§
10 Years	5.46	%§

238	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

The Russell Investment Grade Bond Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders in 60 days of when a money manager begins providing services. The Fund currently has five money managers.

What is the Fund’s investment objective?

The Fund seeks to provide current income and the preservation of capital.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2011?

For the fiscal year ended October 31, 2011, the Russell Investment Grade Bond Fund’s Class A, Class C, Class E, Class I, Class S and Class Y Shares gained 3.27%, 2.42%, 3.31%, 3.57%, 3.50% and 3.67%, respectively. This is compared to the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, which gained 5.00% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2011, the Lipper® Intermediate Investment Grade Debt Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 3.87%. This return serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The diverging performance of high and low credit risk assets during the fiscal year ended October 31, 2011 was evident in the Fund’s performance over the fiscal year. The continued rally in risk assets during the first half of the fiscal year had strong positive effects on the Fund’s performance, as the Fund was overweight to corporate bonds and non-agency mortgages. Additionally, the Fund was short duration in its interest rate positioning, which generated positive benchmark relative performance as interest rates rose following the announcement and implementation of the Federal Reserve’s “QE2 Program” to purchase $600 billion in long-term U.S. treasury securities in an effort to keep long-term interest rates low.

As the Federal Reserve began selling its non-agency mortgage Maiden Lane II portfolio in April 2011, the initial market response was positive, but the continuous, large supply eventually saturated the market. Non-agency mortgage prices began to fall going into the summer and remained low throughout the remainder of the fiscal year. This was detrimental to the Fund’s out-of-index exposure to the non-agency mortgage sector.

When the market shifted its focus to the European sovereign debt issues, the global flight to quality led to a significant rally in U.S. Treasuries relative to other fixed income assets. The Fund’s considerable underweight to this sector led to substantial underperformance in the months of August and September 2011. This underperformance was compounded by the Fund’s short duration position, particularly on the long end of the yield curve, as long rates fell to historic lows following the Fed’s announcement of “Operation Twist” in September 2011.

Positive announcements out of Europe improved the market environment for risk assets in October 2011 and the Fund responded accordingly with positive benchmark-relative performance in the final month of the year. However, this positive performance was not enough to overcome the losses experienced by the Fund in the third quarter, as the Fund underperformed for the fiscal year.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

The Fund’s money managers had a number of common key risk positions going into the fiscal year and held many of them through to the end of period. All of the Fund’s money managers held out-of-index positions in non-agency mortgages, which benefited the Fund’s performance at the beginning of the year and detracted from performance during the second half selloff. The Fund’s money managers were also all overweight to investment grade financials within their corporate allocations. Similar to non-agency mortgages, this position was helpful to start the year, but in the latter half of the year, financials sold off more than industrials and utilities due to perceived risk coming out of Europe.

Metropolitan West Asset Management, LLC (“Metwest”) underperformed the Fund’s benchmark over the year due in large part to positions in investment grade financials and non-agency mortgages. Additionally, Metwest was underweight to duration across the yield curve which detracted from performances as interest rates fell.

Neuberger Berman Fixed Income LLC produced flat performance relative to the benchmark over the fiscal year. The manager’s enhanced index style typically carries less of an underweight to Treasuries than other money managers, which mitigated downside performance during the risk-off months later in the year and generated benchmark-like performance.

Pacific Investment Management Company LLC’s (“PIMCO”) performance was most negatively impacted by the risk-off environment, as it held the most concentrated positions in investment grade financials and prime, non-agency mortgages. Its underperformance relative to the Fund’s benchmark was compounded by yield curve positioning that was heavily underweight long interest rates due to the negative real rates that they were offering. Much of PIMCO’s short positioning was in derivative securities such as swaptions and Eurodollar

Russell Investment Grade Bond Fund	239

Russell Investment Company

Russell Investment Grade Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

futures. When interest rates rallied in August and September 2011, PIMCO dramatically underperformed the Fund’s benchmark.

Western Asset Management Company produced flat performance relative to the benchmark over the fiscal year. The manager added significant value during the risk on months through its overweight to spread duration, and helped protect those returns in August and September by being overweight to the long end of the yield curve as it rallied.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager lineup during the fiscal year.

Money Managers as of October 31, 2011	Styles
Metropolitan West Asset Management, LLC.	Sector Rotation
Neuberger Berman Fixed Income LLC	Enhanced Core
Pacific Investment Management Company LLC	Fully Discretionary
Western Asset Management Company	Fully Discretionary
Western Asset Management Company Limited	Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2001.

**	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

‡	The Fund first issued Class A Shares on June 1, 2010. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance has been adjusted to reflect the deduction of the maximum Class A sales charge of 3.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

‡‡	The Fund first issued Class C Shares on October 22, 2007. The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of the Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown would have been lower. However, the returns for Class C Shares would be substantially similar to those of Class E Shares because they are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡	The Fund first issued Class S Shares on October 22, 2007. The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I Shares. However, the returns for Class S Shares would be substantially similar to those of Class I Shares because they are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

240	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Shareholder Expense Example — October 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2011 to October 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$1,026.90	$1,021.12
Expenses Paid During Period*	$4.14	$4.13

*	Expenses are equal to the Fund’s annualized expense ratio of 0.81% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$1,022.70	$1,017.39
Expenses Paid During Period*	$7.90	$7.88

*	Expenses are equal to the Fund’s annualized expense ratio of 1.55% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$1,027.20	$1,021.53
Expenses Paid During Period*	$3.73	$3.72

*	Expenses are equal to the Fund’s annualized expense ratio of 0.73% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

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Russell Investment Grade Bond Fund

Shareholder Expense Example, continued — October 31, 2011 (Unaudited)

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$1,028.60	$1,022.84
Expenses Paid During Period*	$2.40	$2.40

*	Expenses are equal to the Fund’s annualized expense ratio of 0.47% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$1,028.20	$1,022.43
Expenses Paid During Period*	$2.81	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio of 0.55% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$1,029.50	$1,023.34
Expenses Paid During Period*	$1.89	$1.89

*	Expenses are equal to the Fund’s annualized expense ratio of 0.37% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

242	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Long-Term Investments - 88.9%
Asset-Backed Securities - 3.7%
Accredited Mortgage Loan Trust Series 2007-1 Class A4 0.465% due 02/25/37 (Ê)	2,583	1,039
ACE Securities Corp. Series 2005-SD3 Class A 0.645% due 08/25/45 (Ê)	110	103
Series 2006-HE4 Class A2A 0.305% due 10/25/36 (Ê)	50	14
Ameriquest Mortgage Securities, Inc. Series 2004-R2 Class A1A 0.590% due 04/25/34 (Ê)	320	259
Series 2004-R10 Class A5 0.635% due 11/25/34 (Ê)	2	2
Series 2005-R10 Class A2B 0.465% due 12/25/35 (Ê)	607	567
Argent Securities, Inc. Series 2003-W9 Class M1 1.280% due 03/25/34 (Ê)	654	546
Asset Backed Securities Corp. Home Equity Series 2003-HE7 Class M1 1.218% due 12/15/33 (Ê)	264	198
Series 2006-HE2 Class A1A 0.495% due 03/25/36 (Ê)	1,346	43
Avis Budget Rental Car Funding AESOP LLC Series 2010-3A Class A 4.640% due 05/20/16 (Þ)	260	279
Series 2010-5A Class A 3.150% due 03/20/17 (Þ)	220	222
Bayview Financial Acquisition Trust Series 2006-A Class 1A3 5.865% due 02/28/41	410	307
Bear Stearns Asset Backed Securities Trust Series 2003-1 Class A1 1.245% due 11/25/42 (Ê)	77	65
Series 2003-SD1 Class A 0.695% due 12/25/33 (Ê)	64	53
Series 2004-SD3 Class A3 0.815% due 09/25/34 (Ê)	206	180
Series 2005-TC2 Class A3 0.615% due 08/25/35 (Ê)	1,945	1,647
Series 2006-SD2 Class A2 0.445% due 06/25/36 (Ê)	50	49
Series 2007-HE5 Class 1A1 0.335% due 06/25/47 (Ê)	18	18
Series 2007-HE6 Class 1A1 1.495% due 08/25/37 (Ê)	568	325
BNC Mortgage Loan Trust Series 2007-2 Class A2 0.345% due 05/25/37 (Ê)	99	88
Series 2008-4 Class A3A 0.495% due 11/25/37 (Ê)	945	922
Brazos Higher Education Authority Series 2010-1 Class A2 1.512% due 02/25/35 (Ê)	1,500	1,430

	Principal Amount ($) or Shares	Market Value $
Series 2011-2 Class A3 1.418% due 10/27/36 (Ê)	300	275
Business Loan Express Series 2003-2A Class A 1.045% due 01/25/32 (Ê)(Þ)	171	125
Carrington Mortgage Loan Trust Series 2005-NC3 Class M1 0.685% due 06/25/35 (Ê)	2,200	1,778
Series 2005-NC5 Class A2 0.565% due 10/25/35 (Ê)	76	70
Series 2006-NC3 Class A3 0.395% due 08/25/36 (Ê)	2,105	683
Centex Home Equity Series 2003-B Class AF4 3.735% due 02/25/32	2,253	1,959
Series 2006-A Class AV4 0.495% due 06/25/36 (Ê)	1,700	893
CIT Education Loan Trust Series 2007-1 Class A 0.448% due 03/25/42 (Å)(Ê)	1,179	1,079
Citibank Omni Master Trust Series 2009-A8 Class A8 2.343% due 05/16/16 (Ê)(Þ)	1,000	1,009
Citigroup Mortgage Loan Trust, Inc. Series 2006-HE1 Class A4 0.515% due 01/25/36 (Ê)	1,572	1,462
Series 2006-SHL1 Class A1 0.445% due 11/25/45 (Ê)(Þ)	490	348
Series 2007-AHL3 Class A3A 0.305% due 07/25/45 (Ê)	143	106
Countrywide Asset-Backed Certificates Series 2001-BC3 Class A 0.725% due 12/25/31 (Ê)	64	31
Series 2005-4 Class MV1 0.705% due 10/25/35 (Ê)	670	647
Series 2006-6 Class 2A2 0.425% due 09/25/36 (Ê)	316	248
Series 2006-BC1 Class 1A 0.445% due 04/25/36 (Ê)	649	481
Series 2006-BC4 Class 2A2 0.405% due 11/25/36 (Ê)	1,889	1,160
Series 2007-7 Class 2A1 0.325% due 10/25/47 (Ê)	27	27
Countrywide Home Equity Loan Trust Series 2005-A Class 2A 0.483% due 04/15/35 (Ê)	137	80
Series 2005-G Class 2A 0.473% due 12/15/35 (Ê)	691	380
Series 2006-E Class 2A 0.383% due 07/15/36 (Ê)	408	256
Series 2007-GW Class A 0.793% due 08/15/37 (Ê)	213	174
Credit-Based Asset Servicing and Securitization LLC Series 2004-CB7 Class AF5 4.585% due 10/25/34	550	540

Russell Investment Grade Bond Fund	243

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2005-CB5 Class AV2 0.505% due 08/25/35 (Ê)	55	51
Series 2007-RP1 Class A 0.555% due 05/25/46 (Ê)(Þ)	859	537
Education Funding Capital Trust I Series 2003-3 Class A6 1.520% due 12/15/42 (Ê)	200	187
Educational Funding of the South, Inc. Series 2011-1 Class A2 1.068% due 04/25/35 (Ê)	500	460
Ellington Loan Acquisition Trust Series 2007-1 Class A2A1 1.245% due 05/26/37 (Ê)(Þ)	284	256
Fannie Mae Grantor Trust Series 2003-T4 Class 1A 0.465% due 09/26/33 (Ê)	129	127
Fannie Mae Whole Loan Series 2003-W5 Class A 0.465% due 04/25/33 (Ê)	118	112
Series 2003-W9 Class A 0.485% due 06/25/33 (Ê)	173	165
GE-WMC Mortgage Securities LLC Series 2006-1 Class A2A 0.285% due 08/25/36 (Ê)	11	3
Greenpoint Manufactured Housing Series 2000-6 Class A3 2.215% due 11/22/31 (Ê)	325	269
Series 2001-2 Class IA2 3.725% due 02/20/32 (Ê)	300	226
Series 2001-2 Class IIA2 3.729% due 03/13/32 (Ê)	375	239
GSAA Trust Series 2006-2 Class 2A3 0.515% due 12/25/35 (Ê)	570	498
GSAMP Trust Series 2004-SEA2 Class A2B 0.795% due 03/25/34 (Ê)	780	759
Hertz Vehicle Financing LLC Series 2009-2A Class A2 5.290% due 03/25/16 (Þ)	280	305
Home Equity Asset Trust Series 2003-8 Class M1 1.325% due 04/25/34 (Ê)	535	394
Series 2006-8 Class 2A1 0.295% due 03/25/37 (Ê)	131	131
HSBC Home Equity Loan Trust Series 2005-1 Class A 0.535% due 01/20/34 (Ê)	353	321
Series 2006-1 Class A1 0.405% due 01/20/36 (Ê)	1,423	1,326
Series 2006-2 Class A1 0.395% due 03/20/36 (Ê)	832	768
Series 2006-4 Class A3V 0.395% due 03/20/36 (Ê)	1,801	1,731
Series 2007-1 Class AS 0.445% due 03/20/36 (Ê)	1,430	1,195

	Principal Amount ($) or Shares	Market Value $
Series 2007-2 Class A2V 0.405% due 07/20/36 (Ê)	1,003	997
JPMorgan Mortgage Acquisition Corp. Series 2007-CH1 Class AV4 0.375% due 11/25/36 (Ê)	2,575	1,977
Series 2007-CH3 Class A2 0.325% due 03/25/37 (Ê)	101	95
Keycorp Student Loan Trust Series 2003-A Class 1A2 0.678% due 10/25/32 (Ê)	708	659
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class A4 5.270% due 09/15/18	893	933
Lehman XS Trust Series 2005-1 Class 2A1 1.735% due 07/25/35 (Ê)	293	210
Series 2005-5N Class 1A1 0.545% due 11/25/35 (Ê)	329	236
Series 2005-7N Class 1A1B 0.545% due 12/25/35 (Ê)	281	87
Long Beach Mortgage Loan Trust Series 2004-4 Class 1A1 0.805% due 10/25/34 (Ê)	34	25
Morgan Stanley ABS Capital I Series 2003-NC6 Class M1 1.445% due 06/25/33 (Ê)	389	299
Series 2003-NC7 Class M1 1.295% due 06/25/33 (Ê)	337	272
Series 2005-WMC1 Class M1 0.950% due 01/25/35 (Ê)	240	238
Series 2007-HE2 Class A2B 0.335% due 01/25/37 (Ê)	2,800	999
Series 2007-HE6 Class A1 0.305% due 05/25/37 (Ê)	50	42
Nationstar Home Equity Loan Trust Series 2007-B Class 2AV1 0.365% due 04/25/37 (Ê)	18	18
Nelnet Student Loan Trust Series 2004-4 Class A5 0.578% due 01/25/37 (Ê)	700	663
Novastar Home Equity Loan Series 2003-3 Class A2C 1.305% due 12/25/33 (Ê)	316	270
Option One Mortgage Loan Trust Series 2007-4 Class 2A1 0.335% due 04/25/37 (Ê)	98	96
Series 2007-6 Class 2A1 0.305% due 07/25/37 (Ê)	114	110
Ownit Mortgage Loan Asset Backed Certificates Series 2006-6 Class A2C 0.405% due 09/25/37 (Ê)	2,390	716
Park Place Securities, Inc. Series 2004-MHQ1 Class M1 0.945% due 12/25/34 (Ê)	1,234	1,192

244	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2004-WCW2 Class M1 0.865% due 10/25/34 (Ê)	623	601
Series 2005-WCW1 Class A3D 0.585% due 09/25/35 (Ê)	1,083	1,039
Pennsylvania Higher Education Assistance Agency Series 2005-1 Class B1 Zero coupon due 04/25/45 (Ê)	900	756
Popular ABS Mortgage Pass-Through Trust Series 2005-6 Class A3 5.680% due 01/25/36	192	165
RAAC Series Series 2006-RP2 Class A 0.495% due 02/25/37 (Ê)(Þ)	316	226
Renaissance Home Equity Loan Trust Series 2003-3 Class A 0.745% due 12/25/33 (Ê)	265	212
Series 2005-2 Class AF4 4.934% due 08/25/35	585	452
Series 2006-1 Class AF6 5.746% due 05/25/36	290	165
Residential Asset Mortgage Products, Inc. Series 2003-RS2 Class AII 0.925% due 03/25/33 (Ê)	75	50
Series 2003-RS3 Class AII 0.965% due 04/25/33 (Ê)	44	31
Series 2003-RS11 Class AI6A 5.980% due 12/25/33	196	180
Series 2004-RZ1 Class AI7 4.030% due 01/25/33	1,117	1,113
Residential Asset Securities Corp. Series 2001-KS1 Class AI6 6.349% due 03/25/32	365	331
Series 2001-KS1 Class AII 0.715% due 03/25/32 (Ê)	21	20
Series 2001-KS3 Class AII 0.705% due 09/25/31 (Ê)	38	29
Series 2003-KS4 Class AIIB 0.825% due 06/25/33 (Ê)	123	70
Series 2005-EMX3 Class M1 0.675% due 09/25/35 (Ê)	1,000	913
Series 2005-KS12 Class A2 0.495% due 01/25/36 (Ê)	1,174	1,111
SACO I, Inc. Series 2005-WM3 Class A1 0.765% due 09/25/35 (Ê)	42	17
Saxon Asset Securities Trust Series 2004-1 Class A 0.785% due 03/25/35 (Ê)	57	39
Series 2005-1 Class M1 0.705% due 05/25/35 (Ê)	781	531
Security National Mortgage Loan Trust Series 2006-3A Class A1 0.525% due 01/25/37 (Ê)(Þ)	165	149
Sierra Receivables Funding Co. LLC Series 2006-1A Class A2 0.395% due 05/20/18 (Ê)(Þ)	68	66

	Principal Amount ($) or Shares	Market Value $
SLM Student Loan Trust Series 2004-10 Class A5A 1.168% due 04/25/23 (Å)(Ê)	900	891
Series 2006-5 Class A6B 0.538% due 10/25/40 (Ê)	1,000	893
Series 2008-2 Class A1 0.718% due 01/25/15 (Ê)	20	20
Series 2009-B Class A1 6.243% due 07/15/42 (Ê)(Þ)	4,618	4,305
Small Business Administration Participation Certificates Series 2003-20I Class 1 5.130% due 09/01/23	43	47
Soundview Home Equity Loan Trust Series 2006-WF2 Class A2C 0.385% due 12/25/36 (Ê)	2,550	2,094
Specialty Underwriting & Residential Finance Series 2003-BC1 Class A 0.925% due 01/25/34 (Ê)	25	19
Structured Asset Securities Corp. Series 2002-AL1 Class A3 3.450% due 02/25/32	267	242
Series 2002-HF1 Class A 0.825% due 01/25/33 (Ê)	9	8
Series 2006-WF2 Class A3 0.395% due 07/25/36 (Ê)	2,284	2,036
Truman Capital Mortgage Loan Trust Series 2006-1 Class A 0.505% due 03/25/36 (Ê)(Þ)	713	488
Wells Fargo Home Equity Trust Series 2004-2 Class AI6 5.000% due 05/25/34	1,900	1,894

		63,564

Corporate Bonds and Notes - 17.5%
Abbott Laboratories 5.125% due 04/01/19	650	755
Air 2 US 8.027% due 10/01/19 (Þ)	373	365
Allstate Life Global Funding Trusts 5.375% due 04/30/13 (Ñ)	400	426
Altria Group, Inc. 8.500% due 11/10/13 (Ñ)	220	252
9.700% due 11/10/18	850	1,142
9.250% due 08/06/19	330	439
4.750% due 05/05/21 (Ñ)	510	549
American Express Co. 7.000% due 03/19/18	200	238
6.800% due 09/01/66	240	237
American Express Credit Corp. 5.875% due 05/02/13	2,400	2,552
5.125% due 08/25/14	530	576
American International Group, Inc. 3.750% due 11/30/13 (Þ)	200	197
5.050% due 10/01/15 (Ñ)	200	199
5.850% due 01/16/18 (Ñ)	80	81
8.250% due 08/15/18	1,600	1,800

Russell Investment Grade Bond Fund	245

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

6.400% due 12/15/20 (Ñ)	220	230
6.250% due 03/15/37	2,200	1,821
Anadarko Petroleum Corp. 5.950% due 09/15/16	20	23
6.375% due 09/15/17	370	435
Analog Devices, Inc. 5.000% due 07/01/14	755	829
Anheuser-Busch InBev Worldwide, Inc. 2.500% due 03/26/13	1,970	2,016
5.375% due 01/15/20	2,450	2,901
5.000% due 04/15/20	70	81
Apache Corp. 6.000% due 09/15/13	460	504
6.000% due 01/15/37	200	257
5.100% due 09/01/40	160	186
Applied Materials, Inc. 5.850% due 06/15/41	745	891
ASIF Global Financing XIX 4.900% due 01/17/13 (Þ)	50	52
AT&T, Inc. 5.100% due 09/15/14	240	267
2.950% due 05/15/16 (Ñ)	3,145	3,286
3.875% due 08/15/21	180	188
6.500% due 09/01/37	1,095	1,346
6.550% due 02/15/39	100	125
5.550% due 08/15/41	1,550	1,749
Series WI 5.350% due 09/01/40	625	682
BAC Capital Trust XIV 5.630% due 09/29/49 (ƒ)	20	12
BAC Capital Trust XV 1.126% due 06/01/56 (Ê)	1,990	1,082
Baker Hughes, Inc. 7.500% due 11/15/18	510	669
Bank of America Corp. 3.625% due 03/17/16 (Ñ)	325	310
6.000% due 09/01/17	655	652
5.750% due 12/01/17	950	946
7.625% due 06/01/19	370	402
5.625% due 07/01/20	100	96
5.000% due 05/13/21 (Ñ)	560	526
Series MTNL 5.650% due 05/01/18	2,310	2,313
Bank of America NA Series BKNT 0.627% due 06/15/16 (Ê)(Ñ)	1,200	930
0.647% due 06/15/17 (Ê)	1,340	970
6.100% due 06/15/17	1,900	1,881
6.000% due 10/15/36 (Ñ)	300	289
BankAmerica Capital III Series* 0.973% due 01/15/27 (Ê)	700	419
BankAmerica Institutional Capital A 8.070% due 12/31/26 (Å)	250	228
Bear Stearns Cos. LLC (The) 6.400% due 10/02/17	1,020	1,177
7.250% due 02/01/18 (Ñ)	425	501

	Principal Amount ($) or Shares	Market Value $
Becton Dickinson and Co. 3.250% due 11/12/20 (Ñ)	590	604
BellSouth Corp. 4.750% due 11/15/12	20	21
Berkshire Hathaway, Inc. 3.200% due 02/11/15	210	222
3.750% due 08/15/21	1,500	1,540
Boeing Capital Corp. 2.125% due 08/15/16	425	433
4.700% due 10/27/19	120	136
Boeing Co. (The) 4.875% due 02/15/20	760	877
Burlington Northern and Santa Fe Railway Co. 2005-4 Pass Through Trust 4.967% due 04/01/23	155	176
Burlington Northern Santa Fe LLC 3.450% due 09/15/21 (Ñ)	565	576
6.875% due 12/01/27	90	114
Cameron International Corp. 1.257% due 06/02/14 (Ê)	400	402
Caterpillar Financial Services Corp. 6.200% due 09/30/13	650	713
Caterpillar, Inc. 0.468% due 05/21/13 (Ê)	1,600	1,600
3.900% due 05/27/21	280	304
CBS Corp. 4.300% due 02/15/21	955	979
Celgene Corp. 3.950% due 10/15/20	745	752
Cellco Partnership / Verizon Wireless Capital LLC 8.500% due 11/15/18	100	135
CenterPoint Energy Resources Corp. 6.125% due 11/01/17	125	143
Citigroup Capital XXI 8.300% due 12/21/57 (Ñ)	1,000	1,010
Citigroup, Inc. 5.500% due 04/11/13	675	700
5.850% due 07/02/13	100	105
6.500% due 08/19/13 (Ñ)	1,455	1,541
6.000% due 12/13/13	920	974
6.375% due 08/12/14	350	378
5.000% due 09/15/14	1,920	1,956
6.010% due 01/15/15	30	32
3.953% due 06/15/16	460	471
6.000% due 08/15/17	300	327
6.125% due 11/21/17	1,980	2,181
6.125% due 05/15/18 (Ñ)	670	742
8.500% due 05/22/19	100	124
5.375% due 08/09/20 (Ñ)	1,550	1,656
6.125% due 08/25/36	500	487
6.875% due 03/05/38	1,510	1,860
8.125% due 07/15/39	975	1,340
Cleco Power LLC 6.000% due 12/01/40	1,100	1,271
Cliffs Natural Resources, Inc. 4.875% due 04/01/21	435	436

246	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Columbus Southern Power Co. Series C 5.500% due 03/01/13	85	89
Comcast Corp. 6.500% due 01/15/15	1,050	1,197
6.300% due 11/15/17	1,125	1,329
5.150% due 03/01/20 (Ñ)	360	412
5.650% due 06/15/35	40	43
6.500% due 11/15/35	350	418
6.450% due 03/15/37	60	72
6.950% due 08/15/37	40	51
6.550% due 07/01/39	1,050	1,290
6.400% due 03/01/40	210	258
ConocoPhillips 5.900% due 05/15/38	60	76
ConocoPhillips Holding Co. 6.950% due 04/15/29	615	838
Continental Airlines 2007-1 Class A Pass Through Trust Series 071A 5.983% due 04/19/22 (Ñ)	2,835	2,892
Continental Airlines 2009-1 Pass Through Trust Series 09-1 9.000% due 07/08/16	456	502
Corn Products International, Inc. 3.200% due 11/01/15	860	884
COX Communications, Inc. 5.450% due 12/15/14	210	234
Credit Suisse USA, Inc. 5.500% due 08/15/13	115	121
CVS Caremark Corp. 6.600% due 03/15/19	700	854
6.250% due 06/01/27	815	980
CVS Pass-Through Trust 5.789% due 01/10/26 (Þ)	232	243
5.880% due 01/10/28	11	12
6.036% due 12/10/28	716	732
Daimler Finance NA LLC 1.950% due 03/28/14 (Þ)	515	512
Series 144a 2.625% due 09/15/16 (Ñ)(Þ)	500	497
Dell, Inc. 5.650% due 04/15/18	475	548
4.625% due 04/01/21 (Ñ)	1,340	1,474
Delta Air Lines 2007-1 Class A Pass Through Trust Series 071A 6.821% due 08/10/22	1,630	1,646
Delta Air Lines 2010-1 Class A Pass Through Trust Series 1A 6.200% due 07/02/18 (Ñ)	967	1,015
Devon Energy Corp. 4.000% due 07/15/21 (Ñ)	485	521
7.950% due 04/15/32	570	818

	Principal Amount ($) or Shares	Market Value $
DirectTV Holdings LLC/DirectTV Financing Co., Inc. 5.000% due 03/01/21	1,695	1,855
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 3.125% due 02/15/16	1,210	1,241
Dominion Resources, Inc. 8.875% due 01/15/19	390	516
4.450% due 03/15/21	1,355	1,508
Dow Chemical Co. (The) 8.550% due 05/15/19	420	546
Duke Energy Carolinas LLC 5.625% due 11/30/12	265	278
6.000% due 01/15/38	325	419
Duke Energy Corp. 6.300% due 02/01/14	225	249
3.950% due 09/15/14	410	438
Energy Transfer Partners, LP 9.000% due 04/15/19	630	758
Enterprise Products Operating LLC 4.050% due 02/15/22	530	548
5.700% due 02/15/42	320	354
Series O 9.750% due 01/31/14	830	970
ERAC USA Finance LLC 2.250% due 01/10/14 (Þ)	1,385	1,392
7.000% due 10/15/37 (Þ)	570	666
Exelon Corp. 4.900% due 06/15/15	1,965	2,140
5.625% due 06/15/35	310	340
Express Scripts, Inc. 3.125% due 05/15/16	830	849
Farmers Exchange Capital 7.050% due 07/15/28 (Þ)	1,035	1,122
7.200% due 07/15/48 (Þ)	700	765
Farmers Insurance Exchange 8.625% due 05/01/24 (Þ)	610	747
FirstEnergy Corp. Series C 7.375% due 11/15/31	1,105	1,389
Freeport-McMoRan Copper & Gold, Inc. 8.375% due 04/01/17	1,090	1,166
General Electric Capital Corp. 2.125% due 12/21/12	1,070	1,092
2.800% due 01/08/13	1,545	1,576
5.900% due 05/13/14	1,040	1,144
5.625% due 05/01/18	1,270	1,404
4.375% due 09/16/20 (Ñ)	1,920	1,954
4.625% due 01/07/21 (Ñ)	310	320
5.300% due 02/11/21 (Ñ)	80	85
5.875% due 01/14/38	3,015	3,236
Series EMTN 0.595% due 03/20/14 (Ê)	800	784
6.375% due 11/15/67 (Ñ)	770	764
Series GMTN 6.000% due 08/07/19	400	455
6.875% due 01/10/39	2,100	2,538

Russell Investment Grade Bond Fund	247

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series MTNA 0.607% due 09/15/14 (Ê)(Ñ)	830	809
General Electric Co. 5.250% due 12/06/17	505	575
Gerdau Holdings, Inc. 7.000% due 01/20/20 (Þ)	600	641
Series REGS 7.000% due 01/20/20	1,200	1,281
GlaxoSmithKline Capital, Inc. 5.650% due 05/15/18	660	791
Goldman Sachs Capital II 5.793% due 06/01/43 (ƒ)(Ñ)	960	658
Goldman Sachs Group, Inc. (The) 5.450% due 11/01/12	220	226
4.750% due 07/15/13	320	330
5.250% due 10/15/13	150	156
3.625% due 02/07/16 (Ñ)	750	743
6.250% due 09/01/17	1,025	1,108
6.150% due 04/01/18	360	384
7.500% due 02/15/19	1,134	1,281
5.375% due 03/15/20	1,450	1,470
6.000% due 06/15/20	290	306
5.250% due 07/27/21	1,630	1,645
5.950% due 01/15/27	250	247
6.450% due 05/01/36	125	118
6.750% due 10/01/37	2,850	2,739
6.250% due 02/01/41	920	949
GSPA Monetization Trust 6.422% due 10/09/29 (Þ)	685	642
Hartford Financial Services Group, Inc. 5.375% due 03/15/17	460	474
HCP, Inc. 3.750% due 02/01/16	555	552
6.300% due 09/15/16	500	539
6.700% due 01/30/18 (Ñ)	1,025	1,110
Series MTNE 6.000% due 06/15/14	1,000	1,059
Health Care REIT, Inc. 6.125% due 04/15/20	1,700	1,745
5.250% due 01/15/22	1,065	1,018
6.500% due 03/15/41	750	719
Hess Corp. 8.125% due 02/15/19	480	618
7.875% due 10/01/29	110	150
7.300% due 08/15/31	215	282
Hewlett-Packard Co. 0.588% due 05/24/13 (Ê)	1,900	1,883
3.750% due 12/01/20	825	836
Historic TW, Inc. 8.050% due 01/15/16	565	669
Home Depot, Inc. 5.875% due 12/16/36	450	532
HSBC Finance Corp. 6.676% due 01/15/21	810	824
Humana, Inc. 7.200% due 06/15/18	270	315

	Principal Amount ($) or Shares	Market Value $
Hyundai Capital America 3.750% due 04/06/16 (Þ)	965	955
ILFC E-Capital Trust II 6.250% due 12/21/65 (Þ)	290	210
International Business Machines Corp. 5.700% due 09/14/17	700	849
International Lease Finance Corp. 5.625% due 09/20/13	400	394
6.500% due 09/01/14 (Þ)	1,940	1,998
5.750% due 05/15/16 (Ñ)	100	95
6.750% due 09/01/16 (Þ)	1,500	1,543
JPMorgan Chase Capital XIII Series M 1.319% due 09/30/34 (Ê)	625	426
JPMorgan Chase Capital XX Series T 6.550% due 09/29/36	200	206
JPMorgan Chase Capital XXIII 1.286% due 05/15/47 (Ê)	3,495	2,413
JPMorgan Chase & Co. 5.375% due 01/15/14 (Ñ)	475	513
2.050% due 01/24/14	860	870
5.125% due 09/15/14 (Ñ)	935	995
5.150% due 10/01/15	520	552
6.000% due 01/15/18	425	476
4.350% due 08/15/21	80	80
JPMorgan Chase Bank NA Series BKNT 5.875% due 06/13/16	85	92
6.000% due 10/01/17	1,800	1,939
JPMorgan Chase Capital XXVII Series AA 7.000% due 11/01/39	930	935
KCP&L Greater Missouri Operations Co. 8.270% due 11/15/21	425	527
Kellogg Co. 5.125% due 12/03/12	810	847
Kentucky Utilities Co. Series WI 5.125% due 11/01/40	555	637
Kerr-McGee Corp. 6.950% due 07/01/24	330	399
7.875% due 09/15/31	20	26
Kinder Morgan Energy Partners, LP 5.000% due 12/15/13	115	123
3.500% due 03/01/16	735	768
6.000% due 02/01/17	60	69
6.850% due 02/15/20	130	155
6.950% due 01/15/38	625	726
Kraft Foods, Inc. 2.625% due 05/08/13	4,900	5,001
6.125% due 02/01/18	900	1,062
5.375% due 02/10/20	1,535	1,769
6.500% due 02/09/40	1,150	1,470
Lehman Brothers Holdings Capital Trust VII 5.857% due 11/29/49 (ƒ)(Ø)(Æ)	1,450	—

248	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Lehman Brothers Holdings, Inc. 6.500% due 07/19/17 (Ø)(Æ)	390	—
6.750% due 12/28/17 (Ø)(Æ)	990	—
6.875% due 05/02/18 (Ø)	200	52
Lockheed Martin Corp. 3.350% due 09/15/21	810	816
Lorillard Tobacco Co. 8.125% due 06/23/19	1,245	1,500
Manufacturers & Traders Trust Co. 5.585% due 12/28/20	180	174
Marathon Petroleum Corp. 3.500% due 03/01/16 (Þ)	695	713
MBNA Capital A Series A 8.278% due 12/01/26	180	166
MBNA Capital B Series B 1.228% due 02/01/27 (Ê)	1,430	890
MBNA Corp. 6.125% due 03/01/13	445	452
Mead Johnson Nutrition Co. 4.900% due 11/01/19	50	54
Medtronic, Inc. 4.450% due 03/15/20	420	473
Merrill Lynch & Co., Inc. 5.450% due 02/05/13	1,650	1,668
6.400% due 08/28/17	800	811
6.220% due 09/15/26	425	392
6.110% due 01/29/37	830	730
MetLife Institutional Funding II 1.274% due 04/04/14 (Ê)(Þ)	1,900	1,895
MetLife, Inc. 6.750% due 06/01/16	650	757
4.750% due 02/08/21 (Ñ)	770	834
6.400% due 12/15/36	1,010	992
Metropolitan Life Global Funding I 5.125% due 06/10/14 (Þ)	300	324
MidAmerican Energy Co. 5.800% due 10/15/36	300	362
Morgan Stanley 4.750% due 04/01/14 (Ñ)	200	201
6.000% due 05/13/14	680	706
3.800% due 04/29/16	655	634
0.855% due 10/18/16 (Ê)	2,335	1,953
5.550% due 04/27/17	410	412
6.250% due 08/28/17	300	312
6.625% due 04/01/18	2,825	2,944
5.625% due 09/23/19	1,015	1,002
5.500% due 07/24/20	1,730	1,721
Series GMTN 2.786% due 05/14/13 (Ê)	500	494
5.450% due 01/09/17	600	604
National City Bank Series BKNT 0.703% due 06/07/17 (Ê)	1,400	1,284
National Semiconductor Corp. 6.600% due 06/15/17	40	49

	Principal Amount ($) or Shares	Market Value $
Nationsbank Capital Trust III 0.953% due 01/15/27 (Ê)	500	298
NBCUniversal Media LLC 3.650% due 04/30/15	1,830	1,932
News America, Inc. 6.200% due 12/15/34	35	38
6.150% due 03/01/37 (Ñ)	590	648
6.650% due 11/15/37	20	23
8.250% due 10/17/96	65	79
Series WI 6.150% due 02/15/41	1,025	1,144
NGPL PipeCo LLC 6.514% due 12/15/12 (Þ)	4,500	4,679
Nisource Finance Corp. 6.400% due 03/15/18	250	292
Occidental Petroleum Corp. 3.125% due 02/15/22 (Ñ)	400	405
Ohio National Financial Services, Inc. 6.375% due 04/30/20 (Þ)	5,000	5,408
Oncor Electric Delivery Co. LLC 5.950% due 09/01/13	760	820
6.800% due 09/01/18	1,350	1,634
Oracle Corp. 5.750% due 04/15/18	1,250	1,499
Pacific Gas & Electric Co. 8.250% due 10/15/18	170	225
6.050% due 03/01/34	170	209
5.800% due 03/01/37	110	133
6.350% due 02/15/38	90	116
Panhandle Eastern Pipeline Co., LP 8.125% due 06/01/19	1,725	2,095
Pemex Project Funding Master Trust 6.625% due 06/15/35	430	469
PepsiCo, Inc. 7.900% due 11/01/18	101	135
4.875% due 11/01/40 (Ñ)	540	622
Pfizer, Inc. 6.200% due 03/15/19	590	739
Philip Morris International, Inc. 5.650% due 05/16/18	300	356
Principal Life Income Funding Trusts 5.300% due 04/24/13	300	318
Progress Energy, Inc. 7.750% due 03/01/31	130	179
Prudential Financial, Inc. 3.875% due 01/14/15	535	559
6.200% due 11/15/40	670	753
Prudential Holdings LLC 8.695% due 12/18/23 (Þ)	1,675	2,066
Public Service Co. of New Mexico 7.950% due 05/15/18	675	807
Public Service Electric & Gas Co. 5.300% due 05/01/18	800	935
Quest Diagnostics, Inc. 3.200% due 04/01/16	70	73
Qwest Corp. 6.750% due 12/01/21	770	818

Russell Investment Grade Bond Fund	249

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Raytheon Co. 3.125% due 10/15/20 (Ñ)	585	590
Reed Elsevier Capital, Inc. 8.625% due 01/15/19	450	561
Republic Services, Inc. 5.250% due 11/15/21	820	935
6.200% due 03/01/40	340	417
Reynolds American, Inc. 7.625% due 06/01/16	220	262
Roche Holdings, Inc. 6.000% due 03/01/19 (Þ)	280	339
Safeway, Inc. 3.950% due 08/15/20	810	824
Simon Property Group, LP 6.100% due 05/01/16	295	334
SLM Corp. 8.450% due 06/15/18	1,000	1,060
Southern Copper Corp. 5.375% due 04/16/20	375	393
Southern Natural Gas Co. 5.900% due 04/01/17 (Þ)	30	34
Southwestern Electric Power Co. 6.450% due 01/15/19 (Ñ)	770	899
State Street Capital Trust IV 1.347% due 06/15/37 (Ê)	100	70
State Street Corp. 4.956% due 03/15/18	620	615
Stone Street Trust 5.902% due 12/15/15 (Þ)	900	855
SunTrust Preferred Capital I 5.853% due 12/31/49 (ƒ)	156	112
Teachers Insurance & Annuity Association of America 6.850% due 12/16/39 (Þ)	310	394
Tennessee Gas Pipeline Co. 8.000% due 02/01/16	1,605	1,880
Texas-New Mexico Power Co. 9.500% due 04/01/19 (Þ)	800	1,045
Thermo Fisher Scientific, Inc. 3.600% due 08/15/21	180	186
Time Warner Cable, Inc. 5.850% due 05/01/17	1,225	1,395
6.750% due 07/01/18	2,750	3,276
8.750% due 02/14/19	740	963
8.250% due 04/01/19	400	509
4.125% due 02/15/21	90	93
4.000% due 09/01/21	60	61
6.750% due 06/15/39	190	231
5.875% due 11/15/40	620	691
5.500% due 09/01/41	540	581
Time Warner Entertainment Co., LP Series* 8.375% due 07/15/33	105	142
Time Warner, Inc. 3.150% due 07/15/15	1,820	1,897
4.875% due 03/15/20	920	1,001
4.700% due 01/15/21	200	216

	Principal Amount ($) or Shares	Market Value $
4.750% due 03/29/21 (Ñ)	150	163
6.100% due 07/15/40	30	35
6.250% due 03/29/41	40	47
Toyota Motor Credit Corp. 3.400% due 09/15/21	1,350	1,387
Travelers Cos., Inc. (The) 6.250% due 06/15/37	500	623
Union Electric Co. 6.400% due 06/15/17 (Ñ)	545	646
United Parcel Service, Inc. 4.500% due 01/15/13	100	105
United Technologies Corp. 4.500% due 04/15/20	350	388
5.400% due 05/01/35	70	81
UnitedHealth Group, Inc. 6.000% due 06/15/17	4	5
6.000% due 02/15/18	550	648
6.500% due 06/15/37	120	152
US Bancorp 2.200% due 11/15/16	985	992
USB Capital IX 3.500% due 10/29/49 (Ê)(ƒ)	200	145
Valero Energy Corp. 9.375% due 03/15/19	385	503
Verizon Communications, Inc. 5.500% due 02/15/18	430	499
6.100% due 04/15/18 (Ñ)	680	813
3.500% due 11/01/21	1,670	1,685
6.400% due 02/15/38	800	1,001
6.000% due 04/01/41	1,555	1,901
Wachovia Capital Trust III 5.570% due 03/29/49 (Ê)(ƒ)	1,120	972
Wachovia Corp. 5.250% due 08/01/14 (Ñ)	460	491
5.625% due 10/15/16	400	435
Wal-Mart Stores, Inc. 5.800% due 02/15/18 (Ñ)	410	498
6.200% due 04/15/38	90	118
5.000% due 10/25/40 (Ñ)	1,038	1,180
Waste Management, Inc. 4.750% due 06/30/20	1,045	1,140
7.375% due 05/15/29	100	125
WEA Finance LLC 7.125% due 04/15/18 (Þ)	2,400	2,720
WEA Finance LLC / WT Finance Aust Pty, Ltd. 7.500% due 06/02/14 (Þ)	1,070	1,196
6.750% due 09/02/19 (Þ)	120	135
WellPoint, Inc. 5.875% due 06/15/17	30	35
7.000% due 02/15/19	440	545
3.700% due 08/15/21	150	153
Wells Fargo & Co. 3.625% due 04/15/15	2,740	2,885
3.676% due 06/15/16	330	347
4.600% due 04/01/21	80	85

250	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series K 7.980% due 03/29/49 (ƒ)	900	963
Wells Fargo Capital X 5.950% due 12/15/36	200	203
Williams Cos., Inc. (The) 7.875% due 09/01/21	601	759
7.750% due 06/15/31 (Ñ)	850	1,062
Williams Partners, LP 5.250% due 03/15/20	140	155
WM Wrigley Jr Co. 3.050% due 06/28/13 (Þ)	5,000	5,100
Wyeth 5.950% due 04/01/37	30	38
Xerox Corp. 4.250% due 02/15/15 (Ñ)	2,070	2,183
ZFS Finance USA Trust II 6.450% due 12/15/65 (Þ)	2,375	2,280

		301,468

International Debt - 7.4%
Abbey National Treasury Services PLC 1.602% due 06/10/13 (ž)	3,500	3,555
2.875% due 04/25/14	775	743
3.875% due 11/10/14 (Ñ)(Þ)	1,010	989
AK Transneft OJSC Via TransCapitalInvest, Ltd. 8.700% due 08/07/18 (Þ)	200	244
America Movil SAB de CV 5.625% due 11/15/17	180	210
5.000% due 03/30/20	300	334
Anadarko Finance Co. Series B 7.500% due 05/01/31	615	772
Anglo American Capital PLC 4.450% due 09/27/20 (Ñ)(Þ)	700	696
ANZ National International, Ltd. 6.200% due 07/19/13 (Þ)	1,600	1,712
ArcelorMittal 5.375% due 06/01/13	1,375	1,433
5.250% due 08/05/20 (Ñ)	1,930	1,874
Arkle Master Issuer PLC Series 2006-1A Class 4A2 0.382% due 02/17/52 (Ê)(Þ)	6,000	5,997
AstraZeneca PLC 5.900% due 09/15/17	300	364
Australia & New Zealand Banking Group, Ltd. 1.119% due 05/08/13 (Å)(Ê)	700	701
Banco Santander Brasil SA 2.450% due 03/18/14 (Ê)(Þ)	900	857
4.500% due 04/06/15 (Þ)	100	98
4.250% due 01/14/16 (Þ)	500	481
Banco Santander Chile 2.006% due 01/19/16 (Ê)(Þ)	1,000	940
Bank of China Hong Kong, Ltd. 5.550% due 02/11/20 (Þ)	100	102
Bank of Montreal 2.850% due 06/09/15 (Þ)	300	314

	Principal Amount ($) or Shares	Market Value $
Bank of Nova Scotia 0.589% due 10/18/12 (ž)	1,600	1,603
Bank of Scotland PLC 5.250% due 02/21/17 (Þ)	230	246
Bank of Tokyo-Mitsubishi UFJ, Ltd. 3.850% due 01/22/15 (Þ)	140	148
Banque Centrale de Tunisie SA 8.250% due 09/19/27	550	665
Banque PSA Finance SA Series 144a 2.274% due 04/04/14 (Ê)(Þ)	700	644
Barclays Bank PLC 5.200% due 07/10/14	965	1,019
6.050% due 12/04/17 (Þ)	140	134
Barrick Gold Corp. 6.950% due 04/01/19	510	628
BBVA Bancomer SA 4.500% due 03/10/16 (Þ)	200	199
6.500% due 03/10/21 (Þ)	400	398
BBVA US Senior SAU 3.250% due 05/16/14	900	877
Bear Stearns Cos. LLC (The) 5.248% due 12/07/12 (Ê)	3,100	3,231
BHP Billiton Finance USA, Ltd. 6.500% due 04/01/19 (Ñ)	780	953
BNP Paribas SA 5.186% due 06/29/49 (ƒ)(Þ)	1,900	1,463
Series BKNT 1.291% due 01/10/14 (Ê)(Ñ)	1,200	1,153
BP Capital Markets PLC 5.250% due 11/07/13	650	703
3.875% due 03/10/15	650	696
2.248% due 11/01/16	895	900
3.561% due 11/01/21	50	50
Braskem Finance, Ltd. 5.750% due 04/15/21 (Þ)	300	300
Commonwealth Bank of Australia 3.750% due 10/15/14 (Þ)	250	263
5.000% due 10/15/19 (Þ)	110	118
Corp. Nacional del Cobre de Chile 7.500% due 01/15/19 (Þ)	400	504
6.150% due 10/24/36 (Þ)	100	119
Credit Agricole SA 8.375% due 10/29/49 (ƒ)(Ñ)(Þ)	860	757
Credit Agricole SA/London 2.625% due 01/21/14 (Þ)	350	332
Credit Suisse AG/Guernsey 5.860% due 05/29/49 (ƒ)	520	450
Series 1 0.976% due 05/29/49 (Ê)(ƒ)	725	475
Credit Suisse NY 5.000% due 05/15/13	1,000	1,041
5.500% due 05/01/14	500	533
6.000% due 02/15/18 (Ñ)	500	515
Deutsche Bank AG 6.000% due 09/01/17	1,000	1,134

Russell Investment Grade Bond Fund	251

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Deutsche Telekom International Finance BV 5.750% due 03/23/16	540	603
Dexia Credit Local SA 0.908% due 04/29/14 (Ê)(Þ)	1,700	1,531
Diageo Capital PLC 4.828% due 07/15/20 (Ñ)	980	1,094
Dryden Leveraged Loan CDO 2002-II Series 2003-5A Class A
0.895% due 12/22/15 (Ê)(Þ)	190	187
Electricite De France 5.500% due 01/26/14 (Þ)	400	434
6.500% due 01/26/19 (Þ)	400	473
6.950% due 01/26/39 (Þ)	400	512
European Investment Bank 2.375% due 03/14/14 (Ñ)	825	857
Export-Import Bank of China 4.875% due 07/21/15 (Þ)	200	213
Export-Import Bank of Korea 4.000% due 01/29/21 (Ñ)	500	486
FIH Erhvervsbank A/S 0.708% due 06/13/13 (Ê)(Þ)	5,900	5,895
Gaz Capital SA for Gazprom Series REGS 8.146% due 04/11/18	1,600	1,862
Gazprom International SA for Gazprom Series REGS 7.201% due 02/01/20	45	50
Gazprom OAO Via Gaz Capital SA 7.343% due 04/11/13 (Þ)	100	106
6.212% due 11/22/16 (Þ)	100	108
8.146% due 04/11/18 (Þ)	500	582
General Electric Capital Corp. 5.500% due 09/15/67 (Þ)	300	353
Gerdau Trade, Inc. 5.750% due 01/30/21 (Þ)	100	99
Glitnir Banki HF 6.693% due 06/15/16 (Þ)	700	4
Goldman Sachs Group, Inc. (The) 6.125% due 02/14/17	100	168
Granite Master Issuer PLC Series 2006-3 Class A7 0.345% due 12/20/54 (Ê)	263	253
Grupo Bimbo SAB de CV 4.875% due 06/30/20 (Þ)	1,435	1,502
HBOS Capital Funding No2, LP 6.071% due 06/29/49 (ƒ)(Þ)	110	77
HBOS PLC Series GMTN 6.750% due 05/21/18 (Þ)	2,425	2,109
Hillmark Funding Series 2006-1A Class A1 0.548% due 05/21/21 (Ê)(Þ)	1,400	1,291
HSBC Bank PLC 3.100% due 05/24/16 (Þ)	1,500	1,514
HSBC Finance Corp. 1.807% due 04/05/13 (Ê)	500	673

	Principal Amount ($) or Shares	Market Value $
HSBC Holdings PLC 5.100% due 04/05/21 (Ñ)	1,205	1,298
6.500% due 05/02/36 (Ñ)	500	532
6.500% due 09/15/37	500	528
Indian Oil Corp., Ltd. 4.750% due 01/22/15	200	205
ING Bank NV 1.397% due 03/15/13 (Ê)(Þ)	1,900	1,875
1.737% due 06/09/14 (Ê)(Þ)	400	393
Ingersoll-Rand Global Holding Co., Ltd. 9.500% due 04/15/14	565	664
Intesa Sanpaolo SpA 2.708% due 02/24/14 (Ê)(Þ)	700	639
3.625% due 08/12/15 (Þ)	310	278
IPIC GMTN, Ltd. 5.000% due 11/15/20 (Þ)	300	300
Itau Unibanco Holding SA 6.200% due 04/15/20 (Þ)	1,800	1,836
Kaupthing Bank Hf 7.625% due 02/28/15 (Þ)	1,210	294
7.125% due 05/19/16 (Þ)(Ø)(Æ)	1,480	—
Korea Electric Power Corp. 3.000% due 10/05/15 (Þ)	1,200	1,184
5.125% due 04/23/34 (Þ)	155	162
Korea Hydro & Nuclear Power Co., Ltd. 3.125% due 09/16/15 (Þ)	600	595
LBG Capital No. 1 PLC 8.500% due 12/29/49 (Þ)	200	136
Lloyds TSB Bank PLC 6.500% due 09/14/20 (Þ)	400	372
6.375% due 01/21/21 (Ñ)	360	386
Mexico Government International Bond 6.050% due 01/11/40	334	391
Series MTNA 6.750% due 09/27/34	213	266
Morgan Stanley 1.752% due 01/16/17	1,900	2,168
Morgan Stanley Bank AG for OAO Gazprom Series REGS 9.625% due 03/01/13	100	109
MUFG Capital Finance 1, Ltd. 6.346% due 07/29/49 (ƒ)	200	201
National Australia Bank, Ltd. 5.350% due 06/12/13 (Þ)	600	635
1.111% due 04/11/14 (Ê)(Þ)	2,500	2,492
Nexen, Inc. 6.400% due 05/15/37 (Ñ)	1,005	1,080
Noble Group, Ltd. 6.750% due 01/29/20 (Þ)	200	196
Series REGS 6.750% due 01/29/20	1,200	1,176
Noble Holding International, Ltd. 4.625% due 03/01/21 (Ñ)	510	539
Nordea Bank AB 3.700% due 11/13/14 (Þ)	260	270
4.875% due 01/27/20 (Þ)	240	257
4.875% due 05/13/21 (Þ)	740	664

252	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Novatek Finance, Ltd. 5.326% due 02/03/16 (Þ)	200	205
Pernod-Ricard SA 4.450% due 01/15/22 (Å)	1,145	1,179
Petrobras International Finance Co. - Pifco 3.875% due 01/27/16	2,200	2,251
6.125% due 10/06/16	150	168
5.750% due 01/20/20	1,342	1,441
5.375% due 01/27/21	990	1,042
Petroleos Mexicanos 6.000% due 03/05/20 (Ñ)	400	445
5.500% due 01/21/21	130	139
Potash Corp. of Saskatchewan, Inc. 4.875% due 03/30/20	100	115
Province of Ontario Canada 1.375% due 01/27/14	500	505
3.000% due 07/16/18	100	104
Rabobank Nederland NV 11.000% due 06/29/49 (ƒ)(Þ)	305	369
Ras Laffan Liquefied Natural Gas Co., Ltd. II Series REGS 5.298% due 09/30/20	264	286
Ras Laffan Liquefied Natural Gas Co., Ltd. III 5.838% due 09/30/27 (Þ)	250	272
Series REGS 5.832% due 09/30/16 (Å)	1,009	1,087
Resona Bank, Ltd. 5.850% due 09/29/49 (ƒ)(Þ)	100	101
Resona Preferred Global Securities Cayman, Ltd. 7.191% due 12/29/49 (ƒ)(Þ)	405	393
Rio Tinto Finance USA, Ltd. 6.500% due 07/15/18	650	780
9.000% due 05/01/19	730	997
3.500% due 11/02/20 (Ñ)	965	987
3.750% due 09/20/21	110	114
Royal Bank of Scotland Group PLC 6.400% due 10/21/19 (Ñ)	570	575
Series 1 9.118% due 03/31/49 (ƒ)	200	194
Royal Bank of Scotland PLC (The) 3.250% due 01/11/14	1,255	1,247
4.875% due 03/16/15	800	813
3.950% due 09/21/15	240	236
Russia Government International Bond Series REGS 7.500% due 03/31/30	40	47
Russian Agricultural Bank OJSC Via RSHB Capital SA 6.299% due 05/15/17 (Þ)	110	115
Russian Foreign Bond - Eurobond Series REGS 3.625% due 04/29/15	100	102
Santander US Debt SA Unipersonal 3.724% due 01/20/15 (Þ)	400	374

	Principal Amount ($) or Shares	Market Value $
3.781% due 10/07/15 (Þ)	400	372
Shell International Finance BV 4.375% due 03/25/20	630	717
SLM Corp. 3.125% due 09/17/12	400	544
1.044% due 06/17/13 (Ê)	650	848
Societe Generale SA 1.441% due 04/11/14 (Ê)(Þ)	2,700	2,458
Sumitomo Mitsui Banking Corp. 3.150% due 07/22/15 (Þ)	600	623
3.100% due 01/14/16 (Þ)	200	208
Sydney Airport Finance Co. Pty, Ltd. 5.125% due 02/22/21 (Þ)	100	102
Telecom Italia Capital SA 5.250% due 10/01/15	400	390
Telefonica Emisiones SAU 2.582% due 04/26/13	1,105	1,091
3.992% due 02/16/16	1,350	1,328
5.877% due 07/15/19	110	114
5.134% due 04/27/20	350	348
5.462% due 02/16/21 (Ñ)	50	51
Temasek Financial I, Ltd. 4.300% due 10/25/19 (Þ)	300	324
TNK-BP Finance SA Series 144a 7.500% due 07/18/16 (Þ)	100	110
Series REGS 6.625% due 03/20/17	400	429
7.875% due 03/13/18	1,600	1,816
Total Capital SA 4.450% due 06/24/20	200	225
4.250% due 12/15/21	900	983
TransCapitalInvest, Ltd. for OJSC AK Transneft Series REGS 8.700% due 08/07/18	200	244
Transocean, Inc. 5.250% due 03/15/13	280	291
UBM PLC 5.750% due 11/03/20 (Þ)	260	257
UBS AG 2.250% due 01/28/14 (Ñ)	350	349
Series BKNT 3.875% due 01/15/15	520	521
Vale Overseas, Ltd. 6.250% due 01/23/17	100	112
4.625% due 09/15/20	785	794
6.875% due 11/21/36	497	568
6.875% due 11/10/39	200	231
Vodafone Group PLC 4.150% due 06/10/14 (Ñ)	295	318
Westpac Banking Corp. 3.585% due 08/14/14 (Þ)	2,000	2,135
White Nights Gazprom 10.500% due 03/08/14	200	229
10.500% due 03/25/14	200	229

Russell Investment Grade Bond Fund	253

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Woolworths, Ltd. 2.550% due 09/22/15 (Þ)	1,655	1,674

		127,540

Mortgage-Backed Securities - 37.9%
American Home Mortgage Investment Trust Series 2004-4 Class 4A 2.245% due 02/25/45 (Ê)	132	105
Series 2005-4 Class 1A1 0.535% due 11/25/45 (Ê)	535	316
Americold LLC Trust Series 2010-ARTA Class A2FX
4.954% due 01/14/29 (Þ)	300	317
Banc of America Alternative Loan Trust Series 2006-5 Class CB17 6.000% due 06/25/46	518	355
Banc of America Funding Corp. Series 2005-5 Class 1A11 5.500% due 09/25/35	445	435
Series 2005-D Class A1 2.712% due 05/25/35 (Ê)	219	218
Series 2007-E Class 4A1 5.565% due 07/20/47 (Ê)	611	381
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2005-2 Class A4
4.783% due 07/10/43	567	572
Series 2005-2 Class A5 4.857% due 07/10/43	1,690	1,851
Series 2006-1 Class A4 5.372% due 09/10/45	910	1,004
Series 2006-2 Class A4 5.731% due 05/10/45	230	257
Series 2006-3 Class A4 5.889% due 07/10/44	1,330	1,466
Series 2006-6 Class A4 5.356% due 10/10/45	600	634
Series 2007-2 Class AAB 5.595% due 04/10/49	990	1,064
Series 2007-3 Class A3 5.624% due 06/10/49	200	211
Series 2007-5 Class A3 5.620% due 02/10/51	20	21
Banc of America Mortgage Securities, Inc. Series 2004-1 Class 5A1 6.500% due 09/25/33	19	21
Series 2004-2 Class 5A1 6.500% due 10/25/31	21	21
Series 2004-11 Class 2A1 5.750% due 01/25/35	378	387
Series 2005-H Class 2A5 2.764% due 09/25/35 (Ê)	575	431
Series 2006-2 Class A15 6.000% due 07/25/46	157	156
Series 2006-B Class 1A1 2.340% due 10/20/46 (Ê)	144	64

	Principal Amount ($) or Shares	Market Value $
Bear Stearns Adjustable Rate Mortgage Trust Series 2002-11 Class 1A1 5.680% due 02/25/33	7	6
Series 2004-1 Class 23A1 5.453% due 04/25/34 (Ê)	95	90
Series 2004-8 Class 2A1 2.727% due 11/25/34	408	322
Series 2004-9 Class 22A1 3.209% due 11/25/34 (Ê)	105	98
Series 2004-10 Class 22A1 4.755% due 01/25/35	101	82
Series 2005-2 Class A1 2.710% due 03/25/35 (Ê)	1,583	1,468
Series 2005-12 Class 13A1 5.397% due 02/25/36	95	81
Bear Stearns Alt-A Trust Series 2004-13 Class A1 0.985% due 11/25/34 (Ê)	1,921	1,667
Series 2005-4 Class 23A1 2.587% due 05/25/35	340	248
Series 2005-7 Class 22A1 2.772% due 09/25/35	225	149
Bear Stearns Commercial Mortgage Securities Series 2005-T20 Class A4A 5.147% due 10/12/42	1,965	2,195
Series 2006-PW14 Class A4 5.201% due 12/11/38	4,500	4,847
Series 2006-T22 Class A4 5.533% due 04/12/38	1,115	1,253
Series 2007-PW15 Class A4 5.331% due 02/11/44	1,250	1,301
Bear Stearns Structured Products, Inc. Series 2007-R6 Class 1A1 2.560% due 01/26/36	361	211
Series 2007-R6 Class 2A1 4.448% due 12/26/46	183	109
Chase Mortgage Finance Corp. Series 2005-A1 Class 2A2 3.149% due 12/25/35 (Ê)	229	221
Series 2006-S4 Class A3 6.000% due 12/25/36	283	271
Citigroup Commercial Mortgage Trust Series 2007-C6 Class A4 5.697% due 12/10/49	665	727
Citigroup Mortgage Loan Trust, Inc. Series 2004-HYB1 Class A2 2.821% due 02/25/34 (Ê)	20	16
Series 2005-3 Class 2A2B 2.695% due 08/25/35	391	182
Series 2005-11 Class A2A 2.580% due 10/25/35 (Ê)	218	173
Series 2007-AR8 Class 2A1A 5.292% due 07/25/37	353	224
Series 2010-3 Class 4A1 3.242% due 02/25/36 (Ê)(Þ)	604	582

254	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1 Class A4 5.226% due 07/15/44	765	838
Commercial Mortgage Asset Trust Series 1999-C1 Class A4 6.975% due 01/17/32	632	658
Commercial Mortgage Pass Through Certificates Series 2007-C9 Class A4 5.814% due 12/10/49	330	361
Countrywide Alternative Loan Trust Series 2005-J8 Class 1A3 5.500% due 07/25/35	511	487
Series 2007-OA6 Class A1B 0.445% due 06/25/37 (Ê)	514	310
Series 2007-OA7 Class A1A 0.425% due 05/25/47 (Ê)	503	266
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-22 Class A3 2.775% due 11/25/34	278	214
Series 2004-HYB9 Class 1A1 2.768% due 02/20/35	600	464
Series 2004-R2 Class 1AF1 0.665% due 11/25/34 (Ê)(Þ)	23	19
Series 2005-3 Class 1A2 0.535% due 04/25/35 (Ê)	860	511
Series 2005-9 Class 1A1 0.545% due 05/25/35 (Ê)	2,588	1,539
Series 2005-HYB9 Class 3A2A 2.595% due 02/20/36 (Ê)	89	65
Series 2005-R1 Class 1AF1 0.605% due 03/25/35 (Ê)(Þ)	30	24
Series 2005-R3 Class AF 0.645% due 09/25/35 (Ê)(Þ)	490	396
Series 2006-HYB3 Class 2A1A 2.727% due 05/20/36	467	297
Series 2006-OA4 Class A1 1.190% due 04/25/46 (Ê)	284	127
Series 2007-HY1 Class 1A2 5.344% due 04/25/37	20	1
Credit Suisse First Boston Mortgage Securities Corp. Series 2001-CK6 Class A3 6.387% due 08/15/36	1	1
Series 2005-9 Class 2A1 5.500% due 10/25/35	831	762
Series 2005-C4 Class A3 5.120% due 08/15/38	4,351	4,392
Credit Suisse Mortgage Capital Certificates Series 2006-C4 Class A3 5.467% due 09/15/39	1,350	1,428
Series 2006-C5 Class A3 5.311% due 12/15/39	750	794
Series 2007-C1 Class A3 5.383% due 02/15/40	2,500	2,570

	Principal Amount ($) or Shares	Market Value $
Series 2007-C3 Class A4 5.714% due 06/15/39	2,400	2,518
Series 2007-C5 Class A3 5.694% due 09/15/40	545	576
Series 2007-C5 Class A4 5.695% due 09/15/40	1,200	1,242
Series 2008-C1 Class A3 6.207% due 02/15/41	1,570	1,678
CW Capital Cobalt, Ltd. Series 2007-C3 Class A4 5.816% due 05/15/46	1,700	1,805
DBRR Trust 4.537% due 04/12/21	690	721
DBUBS Mortgage Trust Series 2011-LC3A Class A2 3.642% due 08/10/44	200	209
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-AR1 Class 2A3
1.856% due 08/25/35	1,060	544
Deutsche Mortgage Securities, Inc. Series 2005-WF1 Class 1A3 5.248% due 06/26/35 (Þ)	920	852
Downey Savings & Loan Association Mortgage Loan Trust Series 2004-AR3 Class 1A1B 2.561% due 07/19/44 (Ê)	89	67
Series 2005-AR6 Class 2A1A 0.534% due 10/19/45 (Ê)	498	313
European Loan Conduit 1.243% due 05/15/19	60	68
Extended Stay America Trust Series 2010-ESHA Class A 2.951% due 11/05/27 (Þ)	786	782
Fannie Mae 5.500% due 2013	9	9
6.500% due 2013	8	9
6.500% due 2015	4	4
7.000% due 2015	3	3
5.500% due 2016	225	244
6.000% due 2016	14	15
6.500% due 2016	41	44
5.500% due 2017	447	485
6.000% due 2017	500	544
6.500% due 2017	98	108
7.500% due 2017	—	—
8.500% due 2017	2	2
5.000% due 2018	461	498
5.500% due 2018	422	458
6.500% due 2018	122	134
5.000% due 2019	768	830
5.500% due 2019	313	331
6.500% due 2019	61	67
3.975% due 2020	1,678	1,809
4.000% due 2020	332	352
4.672% due 2020	1,602	1,795
4.762% due 2020	1,582	1,778
5.000% due 2020	372	402

Russell Investment Grade Bond Fund	255

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

5.500% due 2020	2,636	2,868
6.500% due 2020	26	29
4.000% due 2021	159	169
5.500% due 2021	981	1,065
4.500% due 2022	250	267
5.000% due 2022	335	361
5.500% due 2022	433	470
4.500% due 2023	1,612	1,719
5.000% due 2023	614	660
5.500% due 2023	99	107
4.000% due 2024	573	602
4.500% due 2024	2,142	2,283
5.000% due 2024	127	137
5.500% due 2024	515	559
8.000% due 2024	52	61
8.500% due 2024	7	8
9.000% due 2024	3	3
4.000% due 2025	2,033	2,138
4.500% due 2025	6,314	6,795
7.000% due 2025	8	9
8.000% due 2025	1	1
8.500% due 2025	18	20
3.500% due 2026	4,737	4,928
4.000% due 2026	1,426	1,501
6.000% due 2026	132	145
7.000% due 2026	17	20
9.000% due 2026	4	5
7.000% due 2027	2	2
9.000% due 2027	1	1
6.500% due 2028	222	251
6.500% due 2029	652	738
6.500% due 2030	3,343	3,786
8.000% due 2030	68	80
4.500% due 2031	1,811	1,919
6.500% due 2031	56	64
8.000% due 2031	58	68
6.000% due 2032	73	81
6.500% due 2032	769	867
8.000% due 2032	3	4
4.500% due 2033	3,478	3,698
5.000% due 2033	1,237	1,335
5.500% due 2033	1,316	1,436
6.000% due 2033	116	129
6.500% due 2033	213	240
4.500% due 2034	88	94
5.000% due 2034	1,271	1,372
5.500% due 2034	2,927	3,197
6.000% due 2034	1,700	1,885
6.500% due 2034	441	494
2.175% due 2035 (Ê)	124	128
2.188% due 2035 (Ê)	228	234
2.206% due 2035 (Ê)	87	91
2.231% due 2035 (Ê)	78	81
2.237% due 2035 (Ê)	89	92
2.240% due 2035 (Ê)	158	163
2.260% due 2035 (Ê)	108	112
2.261% due 2035 (Ê)	613	632

	Principal Amount ($) or Shares	Market Value $
2.267% due 2035 (Ê)	89	92
2.371% due 2035 (Ê)	267	281
4.500% due 2035	275	293
5.000% due 2035	7,073	7,630
5.500% due 2035	1,935	2,112
6.000% due 2035	1,863	2,062
4.500% due 2036	498	528
5.000% due 2036	1,765	1,903
5.500% due 2036	4,777	5,199
6.000% due 2036	1,025	1,133
6.500% due 2036	1,263	1,405
5.500% due 2037	1,899	2,064
5.772% due 2037 (Ê)	31	33
6.000% due 2037	3,549	3,900
6.500% due 2037	212	235
5.000% due 2038	777	838
5.500% due 2038	3,425	3,734
6.000% due 2038	1,870	2,058
6.500% due 2038	2,156	2,415
4.000% due 2039	2,712	2,823
4.500% due 2039	10,934	11,576
5.500% due 2039	1,587	1,724
6.000% due 2039	3,799	4,173
6.500% due 2039	1,704	1,885
4.000% due 2040	14,367	14,972
4.500% due 2040	4,973	5,265
5.000% due 2040	1,934	2,084
5.500% due 2040	4,890	5,313
6.500% due 2040	1,373	1,528
4.000% due 2041	6,682	6,954
4.500% due 2041	4,622	4,894
5.500% due 2041	3,692	4,011
1.443% due 2044 (Ê)	75	76
15 Year TBA (Ï) 3.000%	16,805	17,188
3.500%	3,200	3,324
4.000%	3,090	3,247
5.000%	900	965
30 Year TBA (Ï) 3.500%	3,220	3,268
4.000%	50,380	52,332
4.500%	28,155	29,641
5.000%	20,325	21,862
5.500%	3,245	3,520
6.500%	1,820	2,012
Series 2003-343 Class 6 Interest Only STRIP 5.000% due 10/01/33	452	68
Series 2003-345 Class 18 Interest Only STRIP 4.500% due 12/01/18	867	73
Series 2003-345 Class 19 Interest Only STRIP 4.500% due 01/01/19	954	77
Series 2005-365 Class 12 Interest Only STRIP 5.500% due 12/01/35	1,214	176

256	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-369 Class 8 Interest Only STRIP 5.500% due 04/01/36	286	39
Series 2008-390 Class C3 Interest Only STRIP 6.000% due 07/25/38	610	102
Series 2011-96 Class SA Interest Only STRIP 6.305% due 10/25/41 (Ê)	197	35
Series 2011-407 Class 22 Interest Only STRIP 5.000% due 01/25/39	89	13
Series 2011-407 Class 40 Interest Only STRIP 6.000% due 01/25/38	355	48
Series 2011-407 Class 41 Interest Only STRIP 6.000% due 01/25/38	619	84
Fannie Mae Grantor Trust Series 2002-T5 Class A1 0.485% due 05/25/32 (Ê)	357	341
Fannie Mae REMICS Series 1992-158 Class ZZ 7.750% due 08/25/22	108	123
Series 1999-56 Class Z 7.000% due 12/18/29	203	234
Series 2003-21 Class M 5.000% due 02/25/17	1	1
Series 2003-32 Class FH 0.645% due 11/25/22 (Ê)	63	63
Series 2003-35 Class FY 0.645% due 05/25/18 (Ê)	443	445
Series 2004-38 Class FK 0.595% due 05/25/34 (Ê)	414	414
Series 2005-117 Class LC 5.500% due 11/25/35	2,302	2,527
Series 2006-5 Class 3A2 2.376% due 05/25/35 (Ê)	37	38
Series 2007-30 Class AF 0.555% due 04/25/37 (Ê)	360	358
Series 2007-73 Class A1 0.305% due 07/25/37 (Ê)	253	243
Series 2009-70 Class PS Interest Only STRIP 6.505% due 01/25/37 (Ê)	8,436	1,264
Series 2010-110 Class AE 9.750% due 11/25/18	1,820	2,154
Series 2010-112 Class PI Interest Only STRIP 6.000% due 10/25/40	6,041	905
Series 2010-118 Class YB Interest Only STRIP 6.255% due 10/25/40 (Ê)	774	122
Series 2011-15 Class AB 9.750% due 08/25/19	639	748
Series 2011-63 Class SW Interest Only STRIP 6.435% due 07/25/41 (Ê)	1,092	172

	Principal Amount ($) or Shares	Market Value $
Fannie Mae Whole Loan Series 2003-W1 Class 1A1 6.313% due 12/25/42	40	48
Series 2004-W2 Class 5AF 0.595% due 03/25/44 (Ê)	233	225
FDIC Structured Sale Guaranteed Notes Series 2010-S1 Class 1A 0.789% due 02/25/48 (Å)(Ê)	633	632
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series 2010-K006 Class AX1 Interest Only STRIP 1.062% due 01/25/20	1,362	86
Series 2010-K007 Class X1 Interest Only STRIP 1.239% due 04/25/20	2,575	191
Series 2010-K008 Class X1 Interest Only STRIP 1.683% due 06/25/20	3,219	322
Series 2010-K009 Class X1 Interest Only STRIP 1.517% due 08/25/20	1,506	129
Series 2011-K014 Class X1 Interest Only STRIP 1.282% due 04/25/21	4,723	384
Series 2011-K703 Class X1 Interest Only STRIP 2.094% due 05/25/18	2,710	291
Series 2011-KAIV Class X1 Interest Only STRIP 1.413% due 06/25/46	1,104	91
Federal Home Loan Mortgage Corp. Structured Pass Through Securities Series 2005-63 Class 1A1 1.443% due 02/25/45 (Ê)	41	39
FHA Project Citi 68 NP 7.430% due 06/27/21	34	34
First Horizon Alternative Mortgage Securities Series 2006-AA7 Class A1 6.136% due 01/25/37 (Ê)	1,334	623
Series 2006-FA1 Class 1A6 0.995% due 04/25/36 (Ê)	314	248
Freddie Mac 6.000% due 2013	1	1
7.000% due 2014	5	5
6.000% due 2016	91	99
9.000% due 2016	33	37
6.000% due 2017	172	187
8.000% due 2017	6	7
4.500% due 2018	412	440
5.000% due 2018	99	107
4.500% due 2019	151	162
5.000% due 2019	300	324
5.500% due 2019	327	354
6.000% due 2022	13	15

Russell Investment Grade Bond Fund	257

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

5.500% due 2024	778	841
9.000% due 2024	5	6
3.500% due 2025	3,240	3,364
6.500% due 2025	6	6
8.000% due 2025	8	9
9.000% due 2025	6	6
9.000% due 2026	1	1
2.594% due 2027 (Ê)	12	13
6.500% due 2027	—	—
8.500% due 2027	29	35
6.000% due 2028	503	549
6.500% due 2028	94	107
6.500% due 2029	133	151
2.615% due 2030 (Ê)	6	6
6.500% due 2031	177	201
5.500% due 2032	542	590
6.000% due 2032	32	36
6.500% due 2032	307	346
7.000% due 2032	193	223
7.500% due 2032	28	33
5.500% due 2033	283	308
6.000% due 2033	5	5
6.500% due 2033	48	54
4.500% due 2034	232	247
5.000% due 2034	1,526	1,642
5.500% due 2034	883	960
6.000% due 2034	98	109
6.500% due 2034	86	97
5.000% due 2035	1,633	1,755
5.500% due 2035	1,123	1,221
6.000% due 2035	230	255
4.272% due 2036 (Ê)	148	155
5.000% due 2036	323	350
5.500% due 2036	1,307	1,416
6.000% due 2036	397	438
5.000% due 2037	214	230
5.156% due 2037 (Ê)	501	531
5.500% due 2037	149	161
5.614% due 2037 (Ê)	98	104
5.627% due 2037 (Ê)	166	177
5.684% due 2037 (Ê)	316	336
6.000% due 2037	1,107	1,212
5.000% due 2038	5,325	5,717
5.500% due 2038	6,350	6,885
6.000% due 2038	4,868	5,348
4.500% due 2039	5,370	5,746
6.000% due 2039	364	398
6.500% due 2039	289	323
4.000% due 2040	10,487	10,963
4.500% due 2040	12,024	12,861
5.000% due 2040	288	310
5.500% due 2040	327	354
6.000% due 2040	281	307
4.000% due 2041	18,520	19,345
4.500% due 2041	757	799
15 Year TBA (Ï) 3.500%	1,210	1,254

	Principal Amount ($) or Shares	Market Value $
30 Year TBA (Ï) 3.500%	1,880	1,907
4.000%	4,380	4,543
4.500%	9,970	10,512
5.000%	1,830	1,930
5.500%	890	961
Freddie Mac REMICS Series 1991-1053 Class G 7.000% due 03/15/21	20	23
Series 1998-2104 Class ZM 6.000% due 12/15/28	238	258
Series 2000-2266 Class F 0.693% due 11/15/30 (Ê)	5	5
Series 2002-2533 Class Z 5.500% due 12/15/32	4,262	4,754
Series 2004-2778 Class UF 0.543% due 06/15/33 (Ê)	80	80
Series 2004-2808 Class FT 0.593% due 04/15/33 (Ê)	311	311
Series 2005-3019 Class IM Interest Only STRIP 5.500% due 01/15/31	84	1
Series 2007-3335 Class BF 0.393% due 07/15/19 (Ê)	405	404
Series 2007-3335 Class FT 0.393% due 08/15/19 (Ê)	522	521
Series 2010-3738 Class BP 4.000% due 12/15/38	800	831
Series 2010-3754 Class MB 4.000% due 01/15/39	400	415
Series 2011-3871 Class JB 5.500% due 06/15/41	700	796
Ginnie Mae I 9.500% due 2016	—	—
8.000% due 2017	3	3
10.500% due 2020	4	4
8.000% due 2022	9	10
8.500% due 2022	8	10
8.500% due 2024	6	6
8.000% due 2025	14	16
9.000% due 2025	8	10
8.000% due 2026	45	54
7.000% due 2029	2	2
8.000% due 2029	13	14
8.500% due 2029	19	22
8.000% due 2030	17	20
7.000% due 2031	178	208
7.000% due 2032	49	57
7.000% due 2033	14	16
6.000% due 2035	1,675	1,887
6.000% due 2036	113	127
6.000% due 2038	712	797
4.500% due 2040	319	347
5.000% due 2040	92	102
30 Year TBA (Ï) 4.000%	4,380	4,672
4.500%	300	326

258	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

6.000%	700	782
Ginnie Mae II 2.125% due 2027 (Ê)	23	24
2.375% due 2030 (Ê)	9	10
2.625% due 2030 (Ê)	61	63
7.500% due 2032	5	5
6.500% due 2037	595	668
5.500% due 2039	615	681
4.500% due 2040	378	410
5.000% due 2040	2,982	3,286
6.000% due 2040	179	200
4.500% due 2041	8,431	9,155
5.500% due 2041	640	711
6.000% due 2041	368	412
1.926% due 2060 (Ê)	749	786
1.943% due 2060 (Ê)	508	529
30 Year TBA (Ï) 4.000%	2,690	2,866
4.500%	8,910	9,659
5.000%	3,700	4,072
5.500%	600	666
6.000%	1,000	1,116
GMAC Commercial Mortgage Securities, Inc. Series 2006-C1 Class A4 5.238% due 11/10/45	170	185
Goldman Sachs Mortgage Securities Corp. II Series 2007-GG10 Class A4 5.790% due 08/10/45	2,000	2,130
Government National Mortgage Association Series 2004-93 Class PC 5.000% due 04/16/34	2,650	2,995
Series 2005-13 Class SD Interest Only STRIP 6.555% due 02/20/35 (Ê)	205	36
Series 2005-81 Class SD Interest Only STRIP 6.055% due 12/20/34 (Ê)	354	44
Series 2005-82 Class NS Interest Only STRIP 6.055% due 07/20/34 (Ê)	234	35
Series 2006-47 Class SA Interest Only STRIP 6.557% due 08/16/36 (Ê)	633	109
Series 2007-26 Class SD Interest Only STRIP 6.557% due 05/16/37 (Ê)	6,067	979
Series 2009-35 Class SP Interest Only STRIP 6.157% due 05/16/37 (Ê)	573	82
Series 2009-45 Class AI Interest Only STRIP 5.717% due 04/16/39 (Ê)	308	41
Series 2009-61 Class SA Interest Only STRIP 6.455% due 08/20/39 (Ê)	925	157

	Principal Amount ($) or Shares	Market Value $
Series 2009-61 Class WQ Interest Only STRIP 6.007% due 11/16/35 (Ê)	600	95
Series 2009-68 Class SL Interest Only STRIP 6.507% due 04/16/39 (Ê)	221	30
Series 2009-87 Class SI Interest Only STRIP 6.505% due 02/20/35 (Ê)	261	42
Series 2009-87 Class TS Interest Only STRIP 5.855% due 07/20/35 (Ê)	529	81
Series 2009-106 Class SU Interest Only STRIP 5.955% due 05/20/37 (Ê)	1,022	153
Series 2010-3 Class MS Interest Only STRIP 6.305% due 11/20/38 (Ê)	328	53
Series 2010-14 Class SA Interest Only STRIP 7.755% due 12/20/32 (Ê)	284	46
Series 2010-14 Class SC Interest Only STRIP 4.561% due 08/20/35 (Ê)	600	88
Series 2010-14 Class SH Interest Only STRIP 5.757% due 02/16/40 (Ê)	291	48
Series 2010-31 Class GS Interest Only STRIP 6.255% due 03/20/39 (Ê)	294	47
Series 2010-39 Class SP Interest Only STRIP 6.305% due 11/20/38 (Ê)	101	16
Series 2010-42 Class BS Interest Only STRIP 6.235% due 04/20/40 (Ê)	82	13
Series 2010-42 Class PC 5.000% due 07/20/39	2,800	3,217
Series 2010-47 Class AS Interest Only STRIP 6.195% due 04/20/40 (Ê)	164	27
Series 2010-47 Class VS Interest Only STRIP 6.007% due 11/16/37 (Ê)	398	58
Series 2010-50 Class QS Interest Only STRIP 6.305% due 12/20/38 (Ê)	479	78
Series 2010-57 Class QS Interest Only STRIP 6.255% due 05/20/40 (Ê)	591	97
Series 2010-60 Class S Interest Only STRIP 6.255% due 05/20/40 (Ê)	504	83
Series 2010-61 Class CE 4.500% due 11/20/38	1,100	1,223
Series 2010-68 Class SD Interest Only STRIP 6.335% due 06/20/40 (Ê)	1,092	190

Russell Investment Grade Bond Fund	259

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2010-69 Class SP Interest Only STRIP 6.405% due 06/20/38 (Ê)	400	48
Series 2010-76 Class SH Interest Only STRIP 6.255% due 05/20/40 (Ê)	168	21
Series 2010-85 Class HS Interest Only STRIP 6.405% due 01/20/40 (Ê)	223	36
Series 2010-85 Class JS Interest Only STRIP 6.325% due 04/20/40 (Ê)	83	11
Series 2010-87 Class SK Interest Only STRIP 6.257% due 07/16/40 (Ê)	779	124
Series 2010-89 Class SD Interest Only STRIP 5.685% due 07/20/40 (Ê)	1,008	170
Series 2010-107 Class SG Interest Only STRIP 5.905% due 02/20/38 (Ê)	371	60
Series 2010-109 Class SB Interest Only STRIP 6.355% due 08/20/40 (Ê)	184	39
Series 2010-115 Class SP Interest Only STRIP 5.155% due 09/20/40 (Ê)	517	78
Series 2010-116 Class MP 3.500% due 09/16/40	4,641	4,876
Series 2010-117 Class PS Interest Only STRIP 5.755% due 10/20/39 (Ê)	1,508	250
Series 2010-146 Class GS Interest Only STRIP 5.855% due 06/20/39 (Ê)	662	111
Series 2010-147 Class S 6.405% due 11/20/40 (Ê)	370	72
Series 2010-151 Class SA Interest Only STRIP 5.805% due 11/20/40 (Ê)	372	66
Series 2010-151 Class SM Interest Only STRIP 5.837% due 11/16/40 (Ê)	466	75
Series 2010-160 Class SW Interest Only STRIP 6.305% due 10/20/38 (Ê)	475	79
Series 2010-H10 Class FB 1.236% due 05/20/60 (Ê)	1,917	1,959
Series 2010-H10 Class FC 1.236% due 05/20/60 (Ê)	1,140	1,163
Series 2010-H11 Class FA 1.236% due 06/20/60 (Ê)	1,188	1,215
Series 2010-H20 Class AF 0.552% due 10/20/60 (Ê)	2,062	2,032
Series 2011-4 Class PS Interest Only STRIP 5.935% due 09/20/40 (Ê)	404	61

	Principal Amount ($) or Shares	Market Value $
Series 2011-11 Class SA Interest Only STRIP 5.755% due 01/20/41 (Ê)	483	79
Series 2011-32 Class S Interest Only STRIP 5.757% due 03/16/41 (Ê)	186	29
Series 2011-40 Class SA Interest Only STRIP 5.887% due 02/16/36 (Ê)	1,225	183
Series 2011-70 Class BS Interest Only STRIP 6.457% due 12/16/36 (Ê)	479	75
Series 2011-81 Class SA Interest Only STRIP 5.155% due 06/20/41 (Ê)	579	86
Series 2011-140 Class SC 6.540% due 10/16/41 (Ê)	400	56
Series 2011-H09 Class AF 0.722% due 03/20/61 (Ê)	393	391
Greenpoint Mortgage Pass-Through Certificates Series 2003-1 Class A1 2.800% due 10/25/33 (Ê)	169	136
Greenwich Capital Commercial Funding Corp. Series 2004-GG1 Class A7 5.317% due 06/10/36	1,940	2,070
Series 2006-GG7 Class A4 5.877% due 07/10/38	3,350	3,686
Series 2007-GG9 Class A4 5.444% due 03/10/39	1,660	1,771
GS Mortgage Securities Corp. II Series 2006-GG6 Class A4 5.553% due 04/10/38	1,150	1,240
Series 2011-GC3 Class X Interest Only STRIP 1.165% due 03/10/44 (Þ)	5,565	323
Series 2011-GC5 Class A4 3.707% due 08/10/44	2,370	2,325
GSMPS Mortgage Loan Trust Series 2004-4 Class 1AF 0.645% due 06/25/34 (Ê)(Þ)	609	497
Series 2005-RP2 Class 1AF 0.595% due 03/25/35 (Ê)(Þ)	262	212
Series 2005-RP3 Class 1AF 0.595% due 09/25/35 (Ê)(Þ)	842	678
GSR Mortgage Loan Trust Series 2004-5 Class 1A3 1.850% due 05/25/34 (Ê)	192	140
Series 2004-7 Class 4A1 4.872% due 06/25/34	23	22
Series 2005-AR7 Class 6A1 5.150% due 11/25/35	1,802	1,647
Harborview Mortgage Loan Trust Series 2004-4 Class 3A 1.364% due 06/19/34 (Ê)	94	69

260	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2005-4 Class 3A1 2.769% due 07/19/35	263	174
Series 2006-3 Class 1A1A 2.712% due 06/19/36 (Ê)	3,768	1,838
Impac CMB Trust Series 2004-5 Class 1A1 0.965% due 10/25/34 (Ê)	149	128
Indymac Index Mortgage Loan Trust Series 2004-AR6 Class 5A1 2.567% due 10/25/34	1,719	1,412
Series 2005-AR1 Class 1A1 2.638% due 03/25/35	560	421
Series 2005-AR15 Class A2 4.934% due 09/25/35	201	152
Series 2006-AR2 Class 1A1B 0.455% due 04/25/46 (Ê)	624	296
Series 2007-FLX1 Class A1 0.345% due 02/25/37 (Ê)	799	764
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2001-CIB3 Class A3 6.465% due 11/15/35	134	134
Series 2002-C2 Class A2 5.050% due 12/12/34	688	709
Series 2002-C3 Class A2 4.994% due 07/12/35	1,585	1,635
Series 2006-CB16 Class A4 5.552% due 05/12/45	785	855
Series 2006-LDP7 Class A4 5.878% due 04/15/45	690	768
Series 2006-LDP8 Class A3B 5.447% due 05/15/45	820	889
Series 2006-LDP8 Class A4 5.399% due 05/15/45	1,055	1,157
Series 2006-LDP9 Class A3 5.336% due 05/15/47	1,810	1,909
Series 2007-CB20 Class ASB 5.688% due 02/12/51	1,165	1,246
Series 2007-LDPX Class A3 5.420% due 01/15/49	1,755	1,865
Series 2008-C2 Class ASB 6.125% due 02/12/51	1,055	1,140
Series 2011-C4 Class XA Interest Only STRIP 1.629% due 07/15/46 (Þ)	5,476	432
JPMorgan Mortgage Trust Series 2004-A3 Class SF3 2.175% due 06/25/34	283	264
Series 2005-A1 Class 6T1 5.018% due 02/25/35 (Ê)	155	149
Series 2006-A2 Class 1A1 2.879% due 04/25/36	381	278
Series 2007-A1 Class 3A2 2.802% due 07/25/35 (Ê)	1,051	895
Series 2007-A4 Class 3A1 5.711% due 06/25/37	793	695

	Principal Amount ($) or Shares	Market Value $
LB-UBS Commercial Mortgage Trust Series 2005-C3 Class A5 4.739% due 07/15/30	450	491
Series 2005-C3 Class AAB 4.664% due 07/15/30	481	495
Series 2005-C5 Class A4 4.954% due 09/15/30	400	435
Series 2007-C1 Class A4 5.424% due 02/15/40	123	131
Series 2007-C6 Class A4 5.858% due 07/15/40	1,500	1,608
Mastr Adjustable Rate Mortgages Trust Series 2004-13 Class 2A1 2.685% due 04/21/34 (Ê)	1,041	976
Series 2006-2 Class 3A1 2.708% due 01/25/36	528	398
Series 2006-OA2 Class 1A1 1.042% due 12/25/46 (Ê)	383	89
Mastr Alternative Loans Trust Series 2003-4 Class B1 5.769% due 06/25/33	285	250
Series 2004-10 Class 5A6 5.750% due 09/25/34	500	507
Mastr Reperforming Loan Trust Series 2005-1 Class 1A1 6.000% due 08/25/34 (Þ)	359	350
Series 2005-2 Class 1A1F 0.595% due 05/25/35 (Ê)(Þ)	472	374
Merrill Lynch Mortgage Investors, Inc. Series 2005-A10 Class A 0.455% due 02/25/36 (Ê)	210	137
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4 Class A3 5.172% due 12/12/49	1,000	1,078
Series 2007-5 Class A4 5.378% due 08/12/48	2,000	2,072
Series 2007-6 Class A4 5.485% due 03/12/51	1,000	1,037
Series 2007-7 Class A4 5.742% due 06/12/50	2,760	2,897
Series 2007-8 Class A3 5.966% due 08/12/49	1,150	1,237
Series 2007-8 Class ASB 5.899% due 08/12/49	810	866
MLCC Mortgage Investors, Inc. Series 2005-2 Class 3A 1.239% due 10/25/35 (Ê)	105	83
Series 2005-3 Class 4A 0.495% due 11/25/35 (Ê)	52	43
Series 2007-1 Class 4A3 5.686% due 01/25/37	317	304
Morgan Stanley Capital I Series 2005-HQ5 Class A4 5.168% due 01/14/42	1,125	1,217
Series 2005-T19 Class A4A 4.890% due 06/12/47	1,665	1,841

Russell Investment Grade Bond Fund	261

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-HQ9 Class A4 5.731% due 07/12/44	1,135	1,257
Series 2006-IQ11 Class A4 5.730% due 10/15/42	360	399
Series 2006-T21 Class A4 5.162% due 10/12/52	1,135	1,252
Series 2006-T23 Class A4 5.815% due 08/12/41	1,080	1,241
Series 2007-IQ16 Class A4 5.809% due 12/12/49	2,045	2,231
Series 2011-C3 Class A2 3.224% due 07/15/49	400	411
Series 2011-C3 Class A4 4.118% due 07/15/49	235	244
Morgan Stanley Mortgage Loan Trust Series 2004-5AR Class 2A 2.786% due 07/25/34	218	184
Series 2006-3AR Class 2A3 2.660% due 03/25/36	701	352
NCUA Guaranteed Notes Series 2010-R1 Class 1A 0.691% due 10/07/20 (Ê)	3,261	3,266
Series 2010-R2 Class 1A 0.611% due 11/06/17 (Ê)	2,952	2,953
Series 2010-R2 Class 2A 0.711% due 11/05/20 (Ê)	1,812	1,812
Series 2010-R3 Class 1A 0.801% due 12/08/20 (Ê)	1,642	1,652
Series 2010-R3 Class 2A 0.801% due 12/08/20 (Ê)	1,372	1,380
Series 2011-R2 Class 1A 0.641% due 02/06/20 (Ê)	2,241	2,242
Nomura Asset Acceptance Corp. Series 2004-R1 Class A1 6.500% due 03/25/34 (Þ)	67	67
Series 2004-R2 Class A1 6.500% due 10/25/34 (Þ)	68	69
Series 2004-R3 Class A1 6.500% due 02/25/35 (Þ)	477	485
Nomura Asset Securities Corp. Series 1998-D6 Class A1C 6.690% due 03/15/30	479	495
NovaStar Mortgage-Backed Notes Series 2006-MTA1 Class 2A1A 0.435% due 09/25/46 (Ê)	540	372
Prime Mortgage Trust Series 2004-CL1 Class 1A2 0.645% due 02/25/34 (Ê)	62	57
Series 2004-CL1 Class 2A2 0.645% due 02/25/19 (Ê)	6	6
RBSSP Resecuritization Trust Series 2010-3 Class 4A1 3.148% due 12/26/35 (Ê)(Þ)	274	269
Residential Accredit Loans, Inc. Series 2005-QA10 Class A41 5.677% due 09/25/35	609	379
Series 2005-QO3 Class A1 0.645% due 10/25/45 (Ê)	633	328

	Principal Amount ($) or Shares	Market Value $
Series 2006-QO7 Class 3A2 0.450% due 09/25/46 (Ê)	1,078	485
Residential Funding Mortgage Securities I Series 2003-S5 Class 1A2 0.695% due 04/25/18 (Ê)	224	213
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-UP2 Class A1 4.000% due 12/25/18	91	95
Sequoia Mortgage Trust Series 2007-3 Class 1A1 0.445% due 07/20/36 (Ê)	928	661
Small Business Administration Pools 3.080% due 2018 (Ê)	111	118
Structured Adjustable Rate Mortgage Loan Trust Series 2005-19XS Class 1A1 0.565% due 10/25/35 (Ê)	342	200
Structured Asset Mortgage Investments, Inc. Series 2005-AR5 Class A2 0.494% due 07/19/35 (Ê)	233	184
Structured Asset Securities Corp. Series 2002-9 Class A2 0.545% due 10/25/27 (Ê)	177	150
Series 2003-26A Class 3A5 2.434% due 09/25/33	593	499
Series 2003-34A Class 5A4 2.452% due 11/25/33 (Ê)	1,643	1,518
Series 2005-RF3 Class 1A 0.595% due 06/25/35 (Ê)(Þ)	114	90
Series 2006-11 Class A1 2.655% due 10/25/35 (Þ)	121	95
Thornburg Mortgage Securities Trust Series 2006-6 Class A1 0.355% due 11/25/46 (Ê)	191	190
Wachovia Bank Commercial Mortgage Trust Series 2006-C29 Class A4 5.308% due 11/15/48	119	129
Series 2006-WL7A Class A1 0.333% due 09/15/21 (Ê)(Þ)	108	102
Series 2007-WHL8 Class A1 0.323% due 06/15/20 (Ê)(Þ)	124	110
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2007-OA2 Class 2A 0.930% due 01/25/47 (Ê)	378	153
Washington Mutual Mortgage Pass Through Certificates Series 2002-AR19 Class A6 2.581% due 02/25/33 (Ê)	225	200
Series 2003-AR9 Class 1A7 2.466% due 09/25/33 (Ê)	89	85
Series 2003-AR11 Class A6 2.475% due 10/25/33	809	759
Series 2004-AR13 Class A1A 0.595% due 11/25/34 (Ê)	322	230
Series 2005-AR3 Class A2 2.582% due 03/25/35	355	308

262	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2005-AR6 Class B3 0.905% due 04/25/45 (Å)(Ê)	426	16
Series 2005-AR11 Class A1A 0.565% due 08/25/45 (Ê)	951	712
Series 2005-AR12 Class 1A1 2.492% due 10/25/35	13	12
Series 2005-AR13 Class A1A1 0.535% due 10/25/45 (Ê)	507	382
Series 2005-AR15 Class A1A2 0.525% due 11/25/45 (Ê)	545	376
Series 2005-AR17 Class A1A2 0.535% due 12/25/45 (Ê)	267	183
Series 2007-HY3 Class 4B1 2.616% due 03/25/37	361	12
Series 2007-OA2 Class 1A 0.930% due 03/25/47 (Ê)	356	205
Wells Fargo Mortgage Backed Securities Trust Series 2003-17 Class 2A10 5.500% due 01/25/34	1,327	1,397
Series 2004-CC Class A1 4.724% due 01/25/35 (Ê)	255	237
Series 2004-Y Class 1A2 2.691% due 11/25/34	307	284
Series 2005-AR8 Class 2A1 2.723% due 06/25/35	320	296
Series 2006-2 Class 2A3 5.500% due 03/25/36	435	426
Series 2006-AR2 Class 2A1 2.718% due 03/25/36	364	295
Series 2006-AR8 Class 1A3 2.684% due 04/25/36	1,714	1,549
Series 2006-AR8 Class 2A3 2.698% due 04/25/36	58	46
Wells Fargo Mortgage Loan Trust Series 2010-RR4 Class 2A1 2.786% due 08/27/35 (Þ)	739	683
WF-RBS Commercial Mortgage Trust Series 2011-C3 Class A4 4.375% due 03/15/44 (Þ)	170	172
Series 2011-C4 Class A4 4.902% due 06/15/44 (Þ)	260	273

		652,686

Municipal Bonds - 2.0%
Birmingham Commercial Development Authority Revenue Bonds 5.500% due 04/01/41	30	32
City of Chicago Illinois O’Hare International Airport Revenue Bonds 5.500% due 01/01/31	90	96
5.625% due 01/01/35	50	54
City of Los Angeles Department of Airports Revenue Bonds 5.000% due 05/15/35	70	74
5.250% due 05/15/39	60	64

	Principal Amount ($) or Shares	Market Value $
City of New York New York General Obligation Unlimited 6.246% due 06/01/35	600	662
County of Clark Nevada Revenue Bonds 5.250% due 07/01/39 (µ)	60	61
6.820% due 07/01/45	200	241
Florida Educational Loan Marketing Corp. Revenue Bonds 0.435% due 12/01/38 (Ê)	1,000	833
Iowa Tobacco Settlement Authority Revenue Bonds 6.500% due 06/01/23	70	66
Los Angeles Community College District General Obligation Unlimited 6.750% due 08/01/49	5,000	6,332
Los Angeles Department of Water & Power Revenue Bonds 6.574% due 07/01/45	240	306
Los Angeles Unified School District General Obligation Unlimited 6.758% due 07/01/34	100	122
Massachusetts School Building Authority Revenue Bonds 5.468% due 06/15/27	5,000	5,528
Metropolitan Atlanta Rapid Transit Authority Revenue Bonds 5.000% due 07/01/39	50	52
Municipal Electric Authority of Georgia Revenue Bonds 6.637% due 04/01/57	180	183
6.655% due 04/01/57	150	150
New York City Municipal Water Finance Authority Revenue Bonds 6.491% due 06/15/42	1,700	1,895
New York Liberty Development Corp. Revenue Bonds 5.250% due 10/01/35	110	112
Northern California Power Agency Revenue Bonds 7.311% due 06/01/40	3,000	3,422
New Jersey Economic Development Authority Revenue Bonds 1.347% due 06/15/13 (Ê)	1,100	1,100
Northstar Education Finance, Inc. Series 2007-1 Class A3 0.485% due 01/29/46 (Ê)	1,000	895
Pennsylvania Higher Education Assistance Agency Revenue Bonds 1.025% due 05/01/46 (Ê)	800	750
0.968% due 06/01/47 (Ê)	1,500	1,406
Public Power Generation Agency Revenue Bonds 7.242% due 01/01/41	300	338
San Diego County Regional Airport Authority Revenue Bonds 6.628% due 07/01/40	500	524

Russell Investment Grade Bond Fund	263

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

San Diego Tobacco Settlement Revenue Funding Corp. Revenue Bonds 7.125% due 06/01/32		265	204
San Mateo County Community College District General Obligation Unlimited 5.000% due 09/01/38		30	31
Santa Clara Valley Transportation Authority Revenue Bonds 5.876% due 04/01/32		360	412
South Carolina Student Loan Corp. Revenue Bonds 0.446% due 12/01/20 (Ê)		900	856
State of California General Obligation Unlimited 6.650% due 03/01/22		1,275	1,458
7.500% due 04/01/34		100	120
5.650% due 04/01/39 (Ê)		100	105
7.550% due 04/01/39		425	518
7.300% due 10/01/39		220	259
7.600% due 11/01/40		475	584
State of Illinois General Obligation Unlimited 4.071% due 01/01/14		300	308
5.665% due 03/01/18		1,240	1,311
4.350% due 06/01/18		1,070	1,046
5.877% due 03/01/19		685	726
5.100% due 06/01/33		875	784
6.725% due 04/01/35		100	105
Tobacco Settlement Finance Authority Revenue Bonds 7.467% due 06/01/47		475	343

			34,468

Non-US Bonds - 0.9%
Canada Housing Trust No. 1 3.350% due 12/15/20 (Þ)	CAD	100	105
3.800% due 06/15/21 (Þ)	CAD	400	435
Canadian Government Bond 3.000% due 12/01/15	CAD	500	533
2.000% due 06/01/16	CAD	200	205
2.750% due 09/01/16	CAD	400	423
3.750% due 06/01/19	CAD	300	337
3.250% due 06/01/21	CAD	400	433
European Investment Bank Series INTL 4.625% due 04/15/20	EUR	100	157
Granite Master Issuer PLC Series 2005-2 Class A7 0.860% due 12/20/54 (Ê)	GBP	307	470
Instituto de Credito Oficial Series REGS 3.286% due 03/25/14 (Ê)	EUR	800	1,069
Italy Buoni Poliennali Del Tesoro Series CPI 2.100% due 09/15/16	EUR	512	629
2.350% due 09/15/19	EUR	106	123
2.100% due 09/15/21	EUR	1,244	1,347

	Principal Amount ($) or Shares		Market Value $
Mexican Bonos Series M 8.000% due 06/11/20	MXN	17,890	1,520
MUFG Capital Finance 5 6.299% due 12/31/49	GBP	1,000	1,544
Poland Government Bond Series 1013 5.000% due 10/24/13	PLN	2,540	805
Province of British Columbia Canada 4.300% due 06/18/42	CAD	100	109
Province of Ontario Canada 4.300% due 03/08/17	CAD	100	111
4.200% due 06/02/20	CAD	200	218
4.000% due 06/02/21	CAD	400	427
4.700% due 06/02/37	CAD	400	454
4.600% due 06/02/39	CAD	300	337
Province of Quebec Canada 4.500% due 12/01/17	CAD	200	224
4.500% due 12/01/18	CAD	400	447
4.250% due 12/01/21	CAD	800	864
Spain Government Bond 4.650% due 07/30/25	EUR	1,100	1,331
United Kingdom Gilt 4.250% due 09/07/39	GBP	100	185
4.250% due 12/07/40	GBP	100	186
4.250% due 12/07/46	GBP	100	189

			15,217

United States Government Agencies - 5.6%
Fannie Mae 4.625% due 05/01/13		1,000	1,059
2.750% due 03/13/14		30	32
5.250% due 09/15/16		145	172
5.375% due 06/12/17		2,085	2,509
7.125% due 01/15/30		345	513
7.250% due 05/15/30		175	264
6.625% due 11/15/30		630	902
6.210% due 08/06/38		275	381
Federal Farm Credit Bank 5.125% due 08/25/16		310	366
Federal Home Loan Bank
5.375% due 05/15/19		150	182
5.125% due 08/15/19		160	192
Federal Home Loan Bank Discount Notes 5.625% due 06/11/21		515	639
Federal Home Loan Banks 0.875% due 12/27/13		680	686
Series VB15 5.000% due 12/21/15		460	530
Federal Home Loan Mortgage Corp. 0.700% due 11/04/13		3,585	3,587
3.000% due 07/28/14		2,505	2,663
Zero coupon due 07/30/14		790	798
Zero coupon due 08/20/14		54,900	55,190
Zero coupon due 08/27/14		1,110	1,119
0.750% due 11/25/14		1,000	1,003
2.875% due 02/09/15		2,500	2,664
1.600% due 08/10/15		1,400	1,411

264	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

2.500% due 05/27/16	790	837
2.000% due 08/25/16	400	414
3.750% due 03/27/19	335	377
5.625% due 11/23/35	1,240	1,371
Federal National Mortgage Association 0.550% due 09/27/13	405	404
Zero coupon due 07/05/14	1,235	1,205
0.875% due 08/28/14	2,215	2,230
1.500% due 10/20/16	1,120	1,119
1.375% due 11/15/16	1,510	1,510
Zero coupon due 10/09/19	710	537
6.000% due 04/18/36	95	110
5.625% due 07/15/37	290	380
Series 2 1.500% due 03/28/14	1,705	1,713
Financing Corp. Principal Only STRIP Zero coupon due 08/03/18	360	313
Series 11P Zero coupon due 02/08/18	100	89
Series 15P Zero coupon due 03/07/19	160	136
Series 19P Zero coupon due 06/06/19	50	42
Series 1P Zero coupon due 05/11/18	380	334
Series 6P Zero coupon due 08/03/18	160	139
Series 7P Zero coupon due 08/03/18	290	252
Series 8P Zero coupon due 08/03/18	150	131
Series B-P Principal Only STRIP Zero coupon due 04/06/18	300	265
Series D-P Principal Only STRIP Zero coupon due 09/26/19	20	17
Series E-P Principal Only STRIP Zero coupon due 11/02/18	360	310
Freddie Mac 5.050% due 01/26/15	690	779
4.875% due 06/13/18	2,500	2,971
Freddie Mac 6.750% due 03/15/31	115	167
Tennessee Valley Authority 6.150% due 01/15/38	345	474
5.250% due 09/15/39	210	257

		95,745

United States Government Treasuries - 13.9%
United States Treasury Inflation Indexed Bonds 1.250% due 07/15/20	1,101	1,226
2.375% due 01/15/25 (Æ)	3,064	3,841
2.000% due 01/15/26 (Æ)	753	911

	Principal Amount ($) or Shares	Market Value $
2.375% due 01/15/27 (Æ)	9,773	12,424
1.750% due 01/15/28 (Æ)	1,264	1,493
3.875% due 04/15/29	413	634
2.125% due 02/15/40 (Æ)	168	220
2.125% due 02/15/41 (Æ)	2,819	3,724
United States Treasury Notes 1.375% due 11/15/12	7,750	7,846
1.375% due 02/15/13	70	71
1.375% due 03/15/13	3,035	3,084
0.625% due 04/30/13	2,910	2,928
1.375% due 05/15/13	2,445	2,488
0.500% due 05/31/13	30	30
1.125% due 06/15/13	2,565	2,602
Zero coupon due 07/15/13	7,180	7,273
0.125% due 08/31/13	150	150
3.125% due 08/31/13	2,610	2,746
0.500% due 10/15/13 (Ñ)	5,735	5,762
0.500% due 11/15/13	1,835	1,843
0.750% due 12/15/13	1,855	1,873
4.000% due 02/15/14	2,205	2,390
1.875% due 02/28/14	90	93
1.875% due 04/30/14	5,365	5,568
Zero coupon due 05/15/14	7,315	7,434
1.250% due 09/30/15	805	823
1.250% due 10/31/15	2,615	2,671
1.375% due 11/30/15	1,465	1,503
2.375% due 03/31/16	4,145	4,423
1.500% due 06/30/16	335	344
1.000% due 08/31/16	750	751
1.000% due 09/30/16	1,950	1,951
3.125% due 10/31/16	1,780	1,963
3.250% due 03/31/17	2,180	2,422
2.375% due 07/31/17	5,290	5,621
1.875% due 09/30/17	9,310	9,610
2.625% due 04/30/18	2,360	2,532
1.750% due 10/31/18	2,520	2,543
2.750% due 02/15/19	905	972
3.375% due 11/15/19	1,105	1,234
3.625% due 02/15/20	400	454
3.500% due 05/15/20	400	450
2.625% due 08/15/20	4,070	4,282
2.625% due 11/15/20	1,100	1,154
3.625% due 02/15/21	12,600	14,269
3.125% due 05/15/21	2,960	3,218
2.125% due 08/15/21	15,500	15,432
6.250% due 08/15/23	875	1,218
6.000% due 02/15/26	440	613
6.500% due 11/15/26	835	1,223
6.125% due 11/15/27	405	580
5.375% due 02/15/31	3,165	4,305
4.500% due 02/15/36	825	1,023
4.375% due 02/15/38	4,420	5,398
3.500% due 02/15/39	8,545	9,038
4.375% due 11/15/39	2,440	2,987
4.375% due 05/15/40	2,420	2,964
3.875% due 08/15/40	2,350	2,651
4.750% due 02/15/41	6,870	8,931

Russell Investment Grade Bond Fund	265

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

4.375% due 05/15/41		11,900	14,607
3.750% due 08/15/41		23,960	26,476

			239,290

Total Long-Term Investments (cost $1,501,396)			1,529,978

Preferred Stocks - 0.4%
Financial Services - 0.4%
CoBank ACB (Å)		70,000	3,762
DG Funding Trust (Å)		392	2,950

			6,712

Total Preferred Stocks (cost $8,014)			6,712

	Notional Amount $
Options Purchased - 0.0%
(Number of Contracts)
Eurodollar Midcurve
Three Year Futures Dec 2011 98.75 Call (54)	USD	135	6
Eurodollar Midcurve
Two Year Futures Dec 2011 99.75 Call (54)	USD	135	—
Swaptions
(Fund Receives/Fund Pays)
USD Three Month LIBOR/USD 1.250% Apr 2012 0.00 Call (1)		6,600	48

Total Options Purchased (cost $38)			54

	Principal Amount ($) or Shares

Short-Term Investments - 19.7%
Appalachian Power Co. Series O 5.650% due 08/15/12		175	181
Banco Santander Chile 1.659% due 04/20/12 (Ê)(Þ)		900	901
Bank of America Corp. 4.875% due 09/15/12 (Ñ)		170	171
BB&T Corp. 3.850% due 07/27/12		740	757
BellSouth Corp. 4.463% due 04/26/12 (Þ)		5,700	5,808
Carolina Power & Light Co. 6.500% due 07/15/12		5	5

	Principal Amount ($) or Shares	Market Value $
Citigroup, Inc. 5.500% due 08/27/12	500	514
5.625% due 08/27/12	300	306
5.300% due 10/17/12	200	205
Comcast Cable Holdings LLC 9.800% due 02/01/12	715	730
Countrywide Financial Corp. Series MTN 5.800% due 06/07/12	50	51
Credit Agricole SA 0.833% due 04/13/12 (ž)	2,300	2,298
Danske Bank A/S 2.500% due 05/10/12 (Þ)	300	303
Deutsche Bank AG 5.375% due 10/12/12	350	362
Dominion Resources, Inc. 5.700% due 09/17/12	455	473
Duke Energy Carolinas LLC 6.250% due 01/15/12	3,185	3,219
Erste Abwicklungsanstalt 0.350% due 01/11/12 (ž)	2,300	2,299
Fannie Mae 7.000% due 04/01/12	—	—
5.250% due 08/01/12	330	342
Federal Farm Credit Bank 0.180% due 08/20/12 (Ê)	3,535	3,533
Federal Home Loan Mortgage Corp. 0.220% due 10/12/12 (Ê)	7,060	7,057
Federal National Mortgage Association 0.265% due 08/23/12 (Ê)	2,040	2,041
0.310% due 09/13/12 (Ê)	3,475	3,477
0.273% due 10/18/12 (Ê)	3,530	3,533
FirstEnergy Corp. Series B 6.450% due 11/15/11	67	67
Fortis Bank Nederland Holding NV 3.000% due 04/17/12	400	559
Freddie Mac 8.000% due 05/01/12	—	—
Freddie Mac Discount Notes Zero coupon due 01/10/12 (ž)	235	235
Glitnir Banki HF 6.375% due 09/25/12 (Þ)	390	101
Goldman Sachs Group, Inc. (The) 6.600% due 01/15/12	60	61
5.300% due 02/14/12	30	30
3.625% due 08/01/12 (Ñ)	100	101
International Lease Finance Corp. 5.350% due 03/01/12	200	200
5.300% due 05/01/12	200	200
Itau Unibanco Holding SA 1.750% due 01/17/12 (ž)	1,400	1,396
Zero coupon due 02/06/12 (ž)	1,300	1,295
KCP&L Greater Missouri Operations Co. 11.875% due 07/01/12	1,085	1,158
Kells Funding, LLC 0.240% due 11/07/11 (ç)(ž)	4,100	4,100
Kinder Morgan Energy Partners, LP 7.125% due 03/15/12	65	66

266	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Notional Amount $		Market Value $

LeasePlan Corp. NV 3.125% due 02/10/12	700		975
Merrill Lynch & Co., Inc. 6.050% due 08/15/12	200		203
MetLife, Inc. 6.125% due 12/01/11	180		181
Morgan Stanley 3.250% due 12/01/11	120		120
National Rural Utilities Cooperative Finance Corp. 0.120% due 11/18/11 (ç)(ž)	3,410		3,410
Northern States Power Co. Series B 8.000% due 08/28/12	400		424
Reynolds American, Inc. Series* 7.250% due 06/01/12	40		41
Royal Bank of Scotland PLC (The) 2.625% due 05/11/12 (Þ)	900		910
Russell U.S. Cash Management Fund	220,142,394	(¥)	220,142
Siemens Financieringsmaatschappij NV 5.500% due 02/16/12 (Þ)	1,400		1,419
Societe Financement de l’Economie Francaise 2.375% due 03/26/12 (Þ)	300		301
2.125% due 05/20/12	400		556
0.603% due 07/16/12 (Ê)(Þ)	1,000		1,002
UBS AG 1.403% due 02/23/12 (Ê)	500		501
United States Treasury Bills Zero coupon due 11/10/11 (ç)(ž)	85		85
0.015% due 11/10/11 (ç)(ž)	25		25
0.019% due 11/10/11 (ç)(ž)	75		75
0.024% due 11/10/11 (ç)(ž)	15		15
0.007% due 01/12/12 (ž)	300		300
0.025% due 04/05/12 (ž)	1,510		1,510
0.101% due 05/03/12	45,000		44,987
United States Treasury Inflation Indexed Bonds 2.000% due 04/15/12	1,831		1,849
3.000% due 07/15/12 (Æ)	7,465		7,683
Verizon Global Funding Corp. 7.375% due 09/01/12	275		290
Volkswagen International Finance NV 0.824% due 10/01/12 (Ê)(Þ)	1,500		1,502
Wachovia Corp. 5.060% due 05/25/12 (Ê)	1,700		1,779
Washington Mutual, Inc. 5.000% due 03/22/12 (Ñ)	425		463

Total Short-Term Investments (cost $340,647)			338,883

	Principal Amount ($) or Shares		Market Value $
Repurchase Agreements - 2.0%
Agreement with Citigroup Global Markets, Inc. and The Bank of New York Mellon Corp. (Tri- Party) of $6,600 dated October 31, 2011, at 0.090% to be repurchased at $6,600 on November 1, 2011 collateralized by: $6,350 par various United States Government Agency Obligations, valued at $6,713	6,600		6,600
Agreement with Morgan Stanley & Co. and The Bank of New York Mellon Corp. (Tri-Party) of $27,400 dated October 31, 2011, at 0.110% to be repurchased at $27,400 on November 1, 2011 collateralized by: $27,375 par various United States Government Agency Obligations, valued at $27,828	27,400		27,400

Total Repurchase Agreements (cost $34,000)			34,000

Other Securities - 1.0%
Russell Investment Company Liquidating Trust (×)	713,547	(¥)	727
Russell U.S. Cash Collateral Fund (×)	16,274,585	(¥)	16,274

Total Other Securities (cost $16,988)			17,001

Total Investments - 112.0% (identified cost $1,901,083)			1,926,628

Other Assets and Liabilities, Net - (12.0%)			(206,861)

Net Assets - 100.0%			1,719,767

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund	267

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Eurodollar Futures (CME)	20	USD	4,972	03/12	(2)
Eurodollar Futures (CME)	110	USD	27,345	12/12	68
Eurodollar Futures (CME)	616	USD	153,122	03/13	620
Eurodollar Futures (CME)	460	USD	114,281	06/13	655
Eurodollar Futures (CME)	160	USD	39,714	09/13	266
Eurodollar Futures (CME)	64	USD	15,837	03/14	180
United States Treasury Bonds	101	USD	14,042	12/11	(257)
United States Treasury 2 Year Note Futures	105	USD	23,130	12/11	1
United States Treasury 5 Year Note Futures	207	USD	25,380	12/11	34
United States Treasury 10 Year Note Futures	176	USD	22,715	12/11	(24)
United States Ultra Long Term Treasury Bond Futures	106	USD	16,152	12/11	846

Short Positions
United States Treasury Bonds	52	USD	7,229	12/11	(144)
United States Treasury 2 Year Note Futures	125	USD	27,535	12/11	5
United States Treasury 5 Year Note Futures	95	USD	11,648	12/11	(11)
United States Treasury 10 Year Note Futures	107	USD	13,810	12/11	16

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					2,253

See accompanying notes which are an integral part of the financial statements.

268	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except contract amounts)

Options Written	Call/Put	Number of Contracts	Strike Price	Notional Amount		Expiration Date	Market Value $

Eurodollar Futures	Call	29	99.38	USD	73	03/19/12	(12)
Eurodollar Futures	Call	27	99.63	USD	68	06/18/12	(4)
Eurodollar Futures	Put	49	99.00	USD	123	03/19/12	(5)
Eurodollar Futures	Put	29	99.38	USD	73	03/19/12	(7)
Eurodollar Futures	Put	27	99.63	USD	68	06/18/12	(16)
Eurodollar Midcurve Three Year Futures	Call	54	99.00	USD	135	12/16/11	(1)
Eurodollar Midcurve Two Year Futures	Call	54	99.50	USD	135	12/16/11	(1)
Forward Volatility Agreements	Call	1	0.00	USD	4,700	11/14/11	(55)
Inflationary Floor Options	Call	1	0.00	USD	1,930	11/23/20	(6)
Inflationary Floor Options	Put	1	0.00	USD	1,600	03/12/20	(4)
Inflationary Floor Options	Put	1	0.00	USD	1,000	04/07/20	(2)
Inflationary Floor Options	Put	1	0.00	USD	1,000	09/29/20	(3)

Swaptions
(Fund Receives/Fund Pays)
USD Three Month LIBOR/USD 0.800%	Call	1	0.00		3,300	12/21/11	—
USD Three Month LIBOR/USD 0.820%	Call	2	0.00		3,000	12/21/11	(1)
USD Three Month LIBOR/USD 0.840%	Call	1	0.00		1,500	12/21/11	—
USD Three Month LIBOR/USD 0.850%	Call	5	0.00		12,400	12/21/11	(3)
USD Three Month LIBOR/USD 1.000%	Call	1	0.00		1,300	12/21/11	(2)
USD 0.650%/USD Three Month LIBOR	Put	1	0.00		6,700	11/14/11	—
USD 1.000%/USD Three Month LIBOR	Put	1	0.00		1,800	08/13/12	(13)
USD 1.000%/USD Three Month LIBOR	Put	1	0.00		7,700	11/19/12	(10)
USD 1.200%/USD Three Month LIBOR	Put	1	0.00		4,900	07/11/13	(38)
USD 1.500%/USD Three Month LIBOR	Put	1	0.00		1,300	12/21/11	(2)
USD 1.700%/USD Three Month LIBOR	Put	2	0.00		14,400	08/13/12	(226)
USD 1.750%/USD Three Month LIBOR	Put	1	0.00		8,100	11/19/12	(5)
USD 1.750%/USD Three Month LIBOR	Put	1	0.00		33,900	07/11/13	(60)
USD 1.800%/USD Three Month LIBOR	Put	1	0.00		2,100	12/21/11	(1)
USD 2.000%/USD Three Month LIBOR	Put	1	0.00		13,200	04/30/12	(2)
USD 2.250%/USD Three Month LIBOR	Put	5	0.00		36,800	09/24/12	(28)
USD 2.250%/USD Three Month LIBOR	Put	1	0.00		7,200	05/28/13	(8)
USD 3.000%/USD Three Month LIBOR	Put	6	0.00		51,700	06/18/12	(16)
USD 3.250%/USD Three Month LIBOR	Put	2	0.00		5,800	07/16/12	(9)
USD 10.000%/USD Three Month LIBOR	Put	1	0.00		1,600	07/10/12	—

United States 5 Year Note Futures
United States Treasury 5 Year Note Futures	Put	48	121.50	USD	48	11/25/11	(7)

United States 10 Year Notes Future
United States Treasury 10 Year Note Futures	Put	27	126.00	USD	27	11/25/11	(6)
United States Treasury 10 Year Note Futures	Put	28	128.50	USD	28	11/25/11	(23)

Total Liability for Options Written (premiums received $1,843)							(576)

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund	269

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Bank of America	CAD	199	USD	200	11/01/11	1
Barclays Bank PLC	USD	4,500	CNY	29,043	11/15/11	70
Barclays Bank PLC	USD	129	MYR	381	11/10/11	(5)
Barclays Bank PLC	BRL	354	USD	200	11/03/11	(6)
Barclays Bank PLC	BRL	517	USD	300	11/03/11	(1)
Barclays Bank PLC	EUR	3,023	USD	4,152	01/17/12	(29)
Barclays Bank PLC	INR	4,802	USD	100	11/18/11	2
Barclays Bank PLC	INR	16,729	USD	335	11/18/11	(8)
Barclays Bank PLC	KRW	397,464	USD	351	11/14/11	(7)
Barclays Bank PLC	MXN	1,296	USD	100	11/18/11	3
Barclays Bank PLC	MXN	1,338	USD	100	11/18/11	—
Barclays Bank PLC	MXN	2,300	USD	167	11/18/11	(5)
Barclays Bank PLC	MXN	4,075	USD	300	11/18/11	(5)
Barclays Bank PLC	TWD	4,039	USD	132	01/11/12	(3)
BNP Paribas	KRW	113,530	USD	100	11/14/11	(2)
Citibank	USD	3,607	CAD	3,570	11/16/11	(26)
Citibank	USD	2,700	CNY	17,177	11/15/11	3
Citibank	USD	9,399	EUR	6,628	11/02/11	(227)
Citibank	USD	666	EUR	467	11/16/11	(19)
Citibank	USD	1,946	INR	87,214	11/18/11	(160)
Citibank	USD	5,679	MXN	76,088	11/18/11	22
Citibank	AUD	4,743	USD	4,637	11/10/11	(357)
Citibank	CAD	101	USD	100	11/02/11	(1)
Citibank	EUR	6,628	USD	9,198	11/02/11	27
Citibank	EUR	6,628	USD	9,396	12/02/11	227
Citibank	GBP	336	USD	529	12/08/11	(11)
Citibank	GBP	2,273	USD	3,640	12/08/11	(13)
Citibank	INR	4,910	USD	100	11/18/11	—
Citibank	INR	15,006	USD	300	11/18/11	(7)
Citibank	KRW	116,260	USD	100	11/14/11	(5)
Citibank	MXN	1,357	USD	100	11/18/11	(2)
Citibank	MXN	2,683	USD	200	11/18/11	(1)
Citibank	MYR	381	USD	118	11/10/11	(6)
Citibank	PLN	2,556	USD	882	11/16/11	79
Credit Suisse First Boston	KRW	118,350	USD	100	11/14/11	(7)
Credit Suisse First Boston	KRW	236,760	USD	200	11/14/11	(13)
Credit Suisse First Boston	KRW	353,550	USD	300	11/14/11	(19)
Credit Suisse First Boston	KRW	367,000	USD	304	11/14/11	(26)
Credit Suisse First Boston	KRW	735,000	USD	609	11/14/11	(54)
Deutsche Bank AG	USD	199	CAD	198	11/01/11	—
Deutsche Bank AG	USD	102	CAD	101	11/02/11	—
Deutsche Bank AG	USD	465	CNY	2,957	11/15/11	1
Deutsche Bank AG	USD	30	MXN	357	11/18/11	(4)
Deutsche Bank AG	CAD	101	USD	102	11/17/11	—
Deutsche Bank AG	CAD	198	USD	199	11/17/11	1
Deutsche Bank AG	EUR	2,844	USD	3,923	01/17/12	(10)
Deutsche Bank AG	INR	16,000	USD	322	11/18/11	(6)
Deutsche Bank AG	KRW	114,930	USD	100	11/14/11	(4)
Deutsche Bank AG	KRW	115,030	USD	100	11/14/11	(4)
Goldman Sachs	CAD	202	USD	203	11/17/11	—
HSBC Bank PLC	USD	8,213	BRL	13,354	11/03/11	(435)
HSBC Bank PLC	BRL	361	USD	200	01/04/12	(7)
HSBC Bank PLC	MXN	679	USD	50	11/18/11	(1)

See accompanying notes which are an integral part of the financial statements.

270	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Foreign Currency Exchange Contracts

Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

HSBC Bank PLC	MXN	1,327	USD	100	11/18/11	1
HSBC Bank PLC	MXN	2,720	USD	200	11/18/11	(4)
JPMorgan Chase Bank	USD	608	BRL	1,061	11/03/11	10
JPMorgan Chase Bank	USD	4,930	KRW	5,230,027	11/14/11	(215)
JPMorgan Chase Bank	BRL	1,061	USD	600	01/04/12	(9)
JPMorgan Chase Bank	CAD	1	USD	1	11/17/11	—
JPMorgan Chase Bank	INR	4,928	USD	100	11/18/11	(1)
JPMorgan Chase Bank	INR	9,938	USD	200	11/18/11	(3)
JPMorgan Chase Bank	INR	14,901	USD	300	11/18/11	(5)
JPMorgan Chase Bank	KRW	117,450	USD	100	11/14/11	(6)
JPMorgan Chase Bank	KRW	221,960	USD	200	11/14/11	—
JPMorgan Chase Bank	KRW	1,544,833	USD	1,300	11/14/11	(93)
JPMorgan Chase Bank	MXN	1,300	USD	95	11/18/11	(3)
JPMorgan Chase Bank	MXN	1,352	USD	98	11/18/11	(3)
JPMorgan Chase Bank	MXN	4,053	USD	300	11/18/11	(4)
JPMorgan Chase Bank	MXN	8,100	USD	600	11/18/11	(7)
Morgan Stanley & Co., Inc.	USD	6,831	BRL	12,144	01/04/12	144
Morgan Stanley & Co., Inc.	BRL	346	USD	200	11/03/11	(2)
Morgan Stanley & Co., Inc.	BRL	346	USD	200	11/03/11	(2)
Morgan Stanley & Co., Inc.	BRL	354	USD	200	11/03/11	(6)
Morgan Stanley & Co., Inc.	BRL	12,144	USD	6,916	11/03/11	(158)
Morgan Stanley & Co., Inc.	KRW	221,950	USD	200	11/14/11	—
Morgan Stanley & Co., Inc.	MXN	680	USD	50	11/18/11	(1)
Morgan Stanley & Co., Inc.	MXN	1,340	USD	100	11/18/11	(1)
Morgan Stanley & Co., Inc.	MXN	1,375	USD	100	11/18/11	(3)
Morgan Stanley & Co., Inc.	MXN	2,722	USD	200	11/18/11	(4)
Morgan Stanley & Co., Inc.	MXN	2,751	USD	200	11/18/11	(6)
Morgan Stanley & Co., Inc.	TWD	3,052	USD	100	01/11/12	(2)
Morgan Stanley & Co., Inc.	TWD	3,057	USD	100	01/11/12	(2)
Royal Bank of Canada	CAD	7	USD	7	11/17/11	—
UBS AG	USD	10	MXN	128	11/18/11	—
UBS AG	USD	335	TWD	10,148	01/11/12	5
UBS AG	BRL	353	USD	200	11/03/11	(6)
UBS AG	BRL	181	USD	100	01/04/12	(4)
UBS AG	BRL	361	USD	200	01/04/12	(7)
UBS AG	EUR	477	USD	673	11/16/11	13
UBS AG	KRW	455,960	USD	400	11/14/11	(11)
UBS AG	MXN	1,326	USD	100	11/18/11	1
UBS AG	MXN	1,332	USD	100	11/18/11	—
UBS AG	MXN	1,333	USD	100	11/18/11	—
UBS AG	MXN	1,339	USD	100	11/18/11	—
UBS AG	MXN	1,345	USD	100	11/18/11	(1)
UBS AG	MXN	1,370	USD	100	11/18/11	(3)
UBS AG	MXN	1,375	USD	100	11/18/11	(3)
UBS AG	MXN	1,378	USD	100	11/18/11	(3)
UBS AG	MXN	2,662	USD	200	11/18/11	1
UBS AG	MXN	2,693	USD	200	11/18/11	(2)
UBS AG	MXN	4,054	USD	300	11/18/11	(4)
UBS AG	MXN	4,075	USD	300	11/18/11	(5)
UBS AG	MXN	10,845	USD	800	11/18/11	(13)

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(1,487)

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund	271

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Interest Rate Swap Contracts
Counterparty	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

Bank of America	EUR	200	3.500%	Six Month EURIBOR	09/21/21	23
Barclays Bank PLC	BRL	900	12.455%	Brazil Interbank Deposit Rate	01/02/13	12
Barclays Bank PLC	BRL	2,400	11.910%	Brazil Interbank Deposit Rate	01/02/13	40
Barclays Bank PLC	BRL	300	10.830%	Brazil Interbank Deposit Rate	01/02/14	1
Barclays Bank PLC	MXN	28,300	5.600%	Mexico Interbank 28 Day Deposit Rate	09/06/16	14
Barclays Bank PLC	EUR	1,300	3.000%	Six Month EURIBOR	09/21/21	71
Barclays Bank PLC	EUR	1,100	2.500%	Six Month EURIBOR	03/21/22	(19)
BNP Paribas	BRL	1,100	11.880%	Brazil Interbank Deposit Rate	01/02/13	19
BNP Paribas	BRL	3,400	12.800%	Brazil Interbank Deposit Rate	01/02/13	85
BNP Paribas	BRL	300	12.110%	Brazil Interbank Deposit Rate	01/02/14	7
BNP Paribas	USD	2,600	1.000%	1 Month Federal Fund Effective Rate	09/19/14	34
Citibank	AUD	300	5.000%	Six Month BBSW	06/15/17	3
Citibank	EUR	500	3.650%	Six Month EURIBOR	09/21/21	67
Citibank	EUR	700	2.500%	Six Month EURIBOR	03/21/22	(12)
Citibank	AUD	800	5.250%	Six Month BBSW	06/15/22	4
Credit Suisse Financial Products	BRL	100	12.480%	Brazil Interbank Deposit Rate	01/02/13	2
Credit Suisse Financial Products	EUR	700	3.500%	Six Month EURIBOR	09/21/21	81
Deutsche Bank	AUD	100	5.000%	Six Month BBSW	06/15/17	1
Deutsche Bank	EUR	300	2.500%	Six Month EURIBOR	09/21/18	6
Deutsche Bank	EUR	900	3.000%	Six Month EURIBOR	09/21/21	49
Deutsche Bank	EUR	100	3.000%	Six Month EURIBOR	03/21/22	4
Goldman Sachs	BRL	3,900	11.890%	Brazil Interbank Deposit Rate	01/02/13	68
Goldman Sachs	BRL	800	12.650%	Brazil Interbank Deposit Rate	01/02/14	27
Goldman Sachs	USD	1,300	0.500%	1 Month Federal Fund Effective Rate	09/19/14	17
Goldman Sachs	AUD	3,000	5.000%	Six Month BBSW	06/15/17	29
Goldman Sachs	EUR	3,100	3.500%	Six Month EURIBOR	09/21/21	359
Goldman Sachs	EUR	200	2.500%	Six Month EURIBOR	03/21/22	(3)
HSBC	BRL	600	11.140%	Brazil Interbank Deposit Rate	01/02/12	7
HSBC	BRL	200	10.450%	Brazil Interbank Deposit Rate	01/02/13	—
HSBC	BRL	2,500	11.510%	Brazil Interbank Deposit Rate	01/02/13	17
HSBC	BRL	2,900	11.890%	Brazil Interbank Deposit Rate	01/02/13	51
HSBC	BRL	3,600	12.830%	Brazil Interbank Deposit Rate	01/02/13	91
HSBC	BRL	600	11.530%	Brazil Interbank Deposit Rate	01/02/14	6
HSBC	BRL	1,500	10.990%	Brazil Interbank Deposit Rate	01/02/14	7
HSBC	BRL	1,700	10.530%	Brazil Interbank Deposit Rate	01/02/14	1
HSBC	BRL	2,500	12.540%	Brazil Interbank Deposit Rate	01/02/14	79
HSBC	MXN	1,700	5.600%	Mexico Interbank 28 Day Deposit Rate	09/06/16	1
JPMorgan	BRL	2,900	12.170%	Brazil Interbank Deposit Rate	01/02/13	62
JPMorgan	BRL	100	10.870%	Brazil Interbank Deposit Rate	01/02/14	—
JPMorgan	BRL	600	12.200%	Brazil Interbank Deposit Rate	01/02/14	15
Merrill Lynch	BRL	3,800	11.900%	Brazil Interbank Deposit Rate	01/02/13	64
Morgan Stanley	BRL	1,900	12.500%	Brazil Interbank Deposit Rate	01/02/13	25
Morgan Stanley	BRL	2,200	10.455%	Brazil Interbank Deposit Rate	01/02/13	1
Morgan Stanley	USD	6,600	0.500%	1 Month Federal Fund Effective Rate	09/19/13	23
Morgan Stanley	BRL	100	10.580%	Brazil Interbank Deposit Rate	01/02/14	—
Morgan Stanley	BRL	3,400	12.510%	Brazil Interbank Deposit Rate	01/02/14	106
Morgan Stanley	MXN	1,700	5.600%	Mexico Interbank 28 Day Deposit Rate	09/06/16	1
Morgan Stanley	MXN	1,500	6.350%	Mexico Interbank 28 Day Deposit Rate	06/02/21	—
Morgan Stanley	EUR	100	3.500%	Six Month EURIBOR	09/21/21	12
Morgan Stanley	EUR	1,200	3.650%	Six Month EURIBOR	09/21/21	161
Morgan Stanley	EUR	1,400	3.000%	Six Month EURIBOR	03/21/22	61
Morgan Stanley	USD	1,670	Three Month LIBOR	3.925%	05/15/41	(340)
Royal Bank of Canada	BRL	2,400	12.700%	Brazil Interbank Deposit Rate	01/02/14	71
Royal Bank of Scotland	AUD	300	5.000%	Six Month BBSW	06/15/17	3

See accompanying notes which are an integral part of the financial statements.

272	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Interest Rate Swap Contracts
Counterparty	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

UBS	BRL	300	12.070%	Brazil Interbank Deposit Rate	01/02/13	6
UBS	BRL	600	11.850%	Brazil Interbank Deposit Rate	01/02/13	5
UBS	BRL	100	10.770%	Brazil Interbank Deposit Rate	01/02/14	—
UBS	BRL	400	12.250%	Brazil Interbank Deposit Rate	01/02/14	11
UBS	BRL	3,000	11.760%	Brazil Interbank Deposit Rate	01/02/14	36
UBS	EUR	1,000	2.500%	Six Month EURIBOR	03/21/22	(17)

Total Market Value on Open Interest Rate Swap Contracts Premiums Paid (Received) - $45 (å)						1,555

Credit Default Swap Contracts
Corporate Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/Receives Fixed Rate	Termination Date	Market Value $

American International Group, Inc.	Bank of America	3.340%	USD	900	1.000%	03/20/16	(90)
American International Group, Inc.	Citibank	3.340%	USD	1,000	1.000%	03/20/16	(100)
Berkshire Hathaway, Inc.	Deutsche Bank	0.906%	USD	2,900	1.000%	03/20/13	6
D.R. Horton, Inc.	Deutsche Bank	3.564%	USD	165	(1.000%)	09/20/16	11
D.R. Horton, Inc.	Goldman Sachs	3.564%	USD	165	(1.000%)	09/20/16	11
GE Capital Corp.	Deutsche Bank	1.712%	USD	1,425	1.070%	12/20/12	(10)
GE Capital Corp.	Bank of America	2.260%	USD	2,300	1.000%	03/20/16	(118)
MetLife, Inc.	Deutsche Bank	1.801%	USD	1,500	2.050%	03/20/13	6
MetLife, Inc.	UBS	1.801%	USD	1,500	2.050%	03/20/13	6
MetLife, Inc.	Deutsche Bank	2.882%	USD	810	1.000%	06/20/18	(85)
Prudential Financial, Inc.	Deutsche Bank	1.331%	USD	1,500	2.300%	03/20/13	21
Prudential Financial, Inc.	UBS	1.331%	USD	1,500	2.300%	03/20/13	21
Wells Fargo & Co.	Goldman Sachs	1.027%	USD	700	1.000%	06/20/13	—
Wells Fargo & Co.	Credit Suisse Financial Products	1.061%	USD	1,000	1.000%	09/20/13	(1)

Total Market Value on Open Corporate Issues Premiums Paid (Received) - ($113)							(322)

Credit Indices
Reference Entity	Counterparty		Notional Amount		Fund (Pays)/Receives Fixed Rate	Termination Date	Market Value $
ABX - HE Index for Sub-Prime Home Equity Sector	Barclays Bank PLC		USD	2,429	0.760%	01/25/38	(1,570)
CMBX AJ Index	Bank of America		USD	445	(0.840%)	10/12/52	83
CMBX AJ Index	Citigroup Global Markets, Inc.		USD	252	(0.350%)	02/17/51	26
CMBX AJ Index	Credit Suisse First Boston		USD	115	(0.840%)	10/12/52	21
CMBX AJ Index	Credit Suisse First Boston		USD	2,420	(0.840%)	10/12/52	451
CMBX AJ Index	Goldman Sachs		USD	940	(0.100%)	10/12/52	48
CMBX AJ Index	Goldman Sachs		USD	388	0.500%	10/12/52	(43)
CMBX AJ Index	Goldman Sachs		USD	291	0.080%	12/13/49	(29)
Dow Jones CDX Index	Deutsche Bank		USD	1,543	0.708%	12/20/12	13
Dow Jones CDX Index	Goldman Sachs		USD	1,300	1.120%	12/20/12	17
Dow Jones CDX Index	JPMorgan		USD	675	0.553%	12/20/17	7
Dow Jones CDX Index	JPMorgan		USD	400	1.120%	12/20/12	5
Dow Jones CDX Index	Morgan Stanley		USD	5,498	0.771%	12/20/12	50
Dow Jones CDX Index	Morgan Stanley		USD	600	0.963%	12/20/12	7
Dow Jones CDX Index	Pershing LLC 1st Republic P.B.		USD	289	0.548%	12/20/17	3

Total Market Value on Open Credit Indices Premiums Paid (Received) - ($25)							(911)

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund	273

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Credit Default Swap Contracts
Sovereign Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/Receives Fixed Rate	Termination Date	Market Value $

Brazil Government International Bond	Barclays Bank PLC	1.121%	USD	500	1.000%	06/20/15	(2)
Brazil Government International Bond	Deutsche Bank	1.121%	USD	500	1.000%	06/20/15	(2)
Brazil Government International Bond	Deutsche Bank	1.121%	USD	1,000	1.000%	06/20/15	(4)
Brazil Government International Bond	Goldman Sachs	1.121%	USD	500	1.000%	06/20/15	(2)
Brazil Government International Bond	Morgan Stanley	1.121%	USD	500	1.000%	06/20/15	(2)
Brazil Government International Bond	Bank of America	1.163%	USD	1,000	1.000%	09/20/15	(6)
Brazil Government International Bond	Citibank	1.163%	USD	1,000	1.000%	09/20/15	(6)
Brazil Government International Bond	HSBC	1.163%	USD	700	1.000%	09/20/15	(4)
Brazil Government International Bond	JPMorgan	1.163%	USD	200	1.000%	09/20/15	(1)
Brazil Government International Bond	UBS	1.163%	USD	500	1.000%	09/20/15	(3)
Brazil Government International Bond	Bank of America	1.254%	USD	2,600	1.000%	03/20/16	(27)
Brazil Government International Bond	Citibank	1.303%	USD	800	1.000%	06/20/16	(10)
Brazil Government International Bond	Credit Suisse Financial Products	1.303%	USD	1,900	1.000%	06/20/16	(24)
Brazil Government International Bond	Deutsche Bank	1.303%	USD	1,000	1.000%	06/20/16	(13)
Brazil Government International Bond	HSBC	1.303%	USD	7,400	1.000%	06/20/16	(95)
Brazil Government International Bond	JPMorgan	1.346%	USD	200	1.000%	09/20/16	(3)
China Government International Bond	Morgan Stanley	0.991%	USD	2,000	1.000%	03/20/15	(5)
China Government International Bond	Barclays Bank PLC	1.156%	USD	2,400	1.000%	03/20/16	(6)
China Government International Bond	Morgan Stanley	1.202%	USD	1,200	1.000%	06/20/16	(6)
China Government International Bond	Deutsche Bank	1.243%	USD	400	1.000%	09/20/16	(3)
China Government International Bond	Goldman Sachs	1.243%	USD	100	1.000%	09/20/16	(1)
China Government International Bond	JPMorgan	1.243%	USD	400	1.000%	09/20/16	(3)
China Government International Bond	Morgan Stanley	1.243%	USD	300	1.000%	09/20/16	(2)
France Government International Bond	Goldman Sachs	1.651%	USD	3,800	0.250%	03/20/16	(213)
France Government International Bond	Morgan Stanley	1.651%	USD	500	0.250%	03/20/16	(28)
France Government International Bond	Royal Bank of Scotland	1.651%	USD	500	0.250%	03/20/16	(28)
France Government International Bond	HSBC	1.726%	USD	100	0.250%	09/20/16	(7)
France Government International Bond	Barclays Bank PLC	1.827%	USD	3,165	0.250%	09/20/16	(208)
German Government International Bond	UBS	0.780%	USD	1,200	0.250%	06/20/16	(28)
Italy Government International Bond	Barclays Bank PLC	4.376%	USD	800	1.000%	03/20/16	(101)
Italy Government International Bond	Goldman Sachs	4.376%	USD	4,000	1.000%	03/20/16	(507)
Italy Government International Bond	Goldman Sachs	4.376%	USD	200	1.000%	03/20/16	(25)
Italy Government International Bond	Goldman Sachs	4.388%	USD	1,000	1.000%	06/20/16	(133)
Japan Government International Bond	Bank of America	0.898%	USD	200	1.000%	03/20/16	1
Japan Government International Bond	Bank of America	0.898%	USD	100	1.000%	03/20/16	1
Japan Government International Bond	JPMorgan	0.898%	USD	700	1.000%	03/20/16	4
Japan Government International Bond	Goldman Sachs	0.938%	USD	500	1.000%	06/20/16	2
Kazakhstan Government International Bond	Citibank	2.203%	USD	300	1.000%	03/20/16	(15)
Kazakhstan Government International Bond	Deutsche Bank	2.203%	USD	300	1.000%	03/20/16	(15)
Kazakhstan Government International Bond	HSBC	2.203%	USD	400	1.000%	03/20/16	(20)
Korea Government International Bond	Deutsche Bank	1.321%	USD	600	1.000%	06/20/16	(7)
Korea Government International Bond	Deutsche Bank	1.321%	USD	400	1.000%	06/20/16	(4)
Mexico Government International Bond	Citibank	1.048%	USD	400	1.000%	03/20/15	—
Mexico Government International Bond	Credit Suisse Financial Products	1.048%	USD	400	1.000%	03/20/15	—
Mexico Government International Bond	Deutsche Bank	1.048%	USD	200	1.000%	03/20/15	—
Mexico Government International Bond	Bank of America	1.149%	USD	300	1.000%	09/20/15	(2)
Mexico Government International Bond	Citibank	1.149%	USD	700	1.000%	09/20/15	(4)
Mexico Government International Bond	Deutsche Bank	1.240%	USD	900	1.000%	03/20/16	(9)
Mexico Government International Bond	Goldman Sachs	1.240%	USD	3,100	1.000%	03/20/16	(30)
Mexico Government International Bond	Citibank	1.285%	USD	1,000	1.000%	06/20/16	(12)

See accompanying notes which are an integral part of the financial statements.

274	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Credit Default Swap Contracts
Sovereign Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/Receives Fixed Rate	Termination Date	Market Value $

Mexico Government International Bond	Deutsche Bank	1.285%	USD	2,100	1.000%	06/20/16	(25)
Mexico Government International Bond	Morgan Stanley	1.326%	USD	300	1.000%	09/20/16	(4)
Spain Government International Bond	Bank of America	3.320%	USD	100	1.000%	03/20/16	(9)
United Kingdom Gilt	UBS	0.550%	USD	300	1.000%	03/20/15	4
United Kingdom Gilt	UBS	0.550%	USD	100	1.000%	03/20/15	1
United Kingdom Gilt	Goldman Sachs	0.669%	USD	400	1.000%	12/20/15	5
United Kingdom Gilt	Credit Suisse Financial Products	0.716%	USD	200	1.000%	03/20/16	2
United Kingdom Gilt	UBS	0.759%	USD	1,000	1.000%	06/20/16	11
United Kingdom Gilt	UBS	0.759%	USD	400	1.000%	06/20/16	5
United States Government Bond	BNP Paribas	0.355%	EUR	1,000	0.250%	03/20/16	(12)

Total Market Value on Open Sovereign Issues Premiums Paid (Received) - ($1,617)							(1,630)

Total Market Value on Open Credit Default Swap Contracts Premiums Paid (Received) - ($1,755) (å)							(2,863)

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund	275

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Index Swap Contracts
Fund Receives Underlying Security	Counterparty	Notional Amount		Fund Pays Fixed Rate	Termination Date	Market Value $

Markit IOS Index	Goldman Sachs	USD	673	1 Month LIBOR	01/12/39	(6)
Markit IOS Index	Goldman Sachs	USD	283	1 Month LIBOR	01/12/39	(2)
Markit OIS Index	Goldman Sachs	USD	1,736	1 Month LIBOR	01/12/39	(15)
Markit OIS Index	Goldman Sachs	USD	346	1 Month LIBOR	01/12/39	(4)
Markit TRX2.0 CMBS Index	Goldman Sachs	USD	210	Markit TRX2.0 CMBS Index	01/01/12	6
Markit TRX2.0 CMBS Index	JPMorgan	USD	230	Markit TRX2.0 CMBS Index	01/01/12	7

Total Market Value of Index Swap Contracts Premuims Paid (Received) - ($2)(å)						(14)

See accompanying notes which are an integral part of the financial statements.

276	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Presentation of Portfolio Holdings — October 31, 2011

Amounts in thousands

	Market Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets

Long-Term Investments
Asset-Backed Securities	$—	$63,564	$—	$63,564	3.7
Corporate Bonds and Notes	—	294,163	7,305	301,468	17.5
International Debt	—	127,540	—	127,540	7.4
Mortgage-Backed Securities	—	630,552	22,134	652,686	37.9
Municipal Bonds	—	31,479	2,989	34,468	2.0
Non-US Bonds	—	15,217	—	15,217	0.9
United States Government Agencies	—	95,745	—	95,745	5.6
United States Government Treasuries	—	239,290	—	239,290	13.9
Preferred Stocks	3,762	—	2,950	6,712	0.4
Options Purchased	6	48	—	54	—	*
Short-Term Investments	—	338,883	—	338,883	19.7
Repurchase Agreements	—	34,000	—	34,000	2.0
Other Securities	—	17,001	—	17,001	1.0

Total Investments	3,768	1,887,482	35,378	1,926,628	112.0

Other Assets and Liabilities, Net					(12.0)

					100.0

Other Financial Instruments
Futures Contracts	2,253	—	—	2,253	0.1
Options Written	(82)	(424)	(70)	(576)	—	*
Foreign Currency Exchange Contracts	—	(1,487)	—	(1,487)	(0.1)
Interest Rate Swap Contracts	—	1,510	—	1,510	0.1
Credit Default Swap Contracts	—	(1,060)	(48)	(1,108)	(0.2)
Index Swap Contracts	—	—	(12)	(12)	—	*

Total Other Financial Instruments**	$2,171	$(1,461)	$(130)	$580

*	Less than .05% of net assets.

**	Other financial instruments reflected, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

A reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining a value for the period ending October 31, 2011 were as follows:

Category and Subcategory	Beginning Balance as of 11/01/10	Gross Purchases	Gross Sales	Accrued Discounts/ (Premium)	Realized Gain/(Loss)

Long-Term Investments
Asset-Backed Securities	$2,491	$—	$906	$6	$(62)
Corporate Bonds and Notes	693	—	6	—	—
International Debt	1,760	—	1,596	—	23
Mortgage-Backed Securities	10,547	1,140	968	(6)	(2)
Municipal Bonds	2,168	834	150	8	17
Preferred Stocks	3,014	—	—	—	—
Short-Term Investments	619	—	884	—	—

Total Investments	21,292	1,974	4,510	8	(24)

Other Financial Instruments
Options Written	(229)	—	22	—	155
Interest Rate Swap Contracts	(645)	—	—	—	—
Credit Default Swap Contracts	—	—	—	—	—
Index Swap Contracts	—	—	—	—	—

Total Other Financial Instruments	(874)	—	22	—	155

See accompanying notes which are an integral part of the financial statements.

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Russell Investment Grade Bond Fund

Fair Value of Derivative Instruments — October 31, 2011

Amounts in thousands

Category and Subcategory	Net Transfers into Level 3	Net Transfers out of Level 3	Net change in Unrealized Appreciation/ (Depreciation) on Investments held as of 10/31/11	Ending Balance at 10/31/11

Long-Term Investments
Asset-Backed Securities	$—	$1,703	$174	$—
Corporate Bonds and Notes	6,662	—	(44)	7,305
International Debt	—	140	(47)	—
Mortgage-Backed Securities	12,071	582	(66)	22,134
Municipal Bonds	—	—	112	2,989
Preferred Stocks	—	—	(64)	2,950
Short-Term Investments	—	—	265	—

Total Investments	18,733	2,425	330	35,378

Other Financial Instruments
Options Written	—	—	26	(70)
Interest Rate Swap Contracts	—	—	645	—
Credit Default Swap Contracts	—	—	(48)	(48)
Index Swap Contracts	—	—	(12)	(12)

Total Other Financial Instruments	—	—	611	(130)

Derivatives not accounted for as hedging instruments	Credit Contracts	Foreign Currency Contracts	Interest Rate Contracts

Location: Statement of Assets and Liabilities - Assets
Investments, at market value*	$—	$—	$54
Unrealized appreciation on foreign currency exchange contracts	—	611	—
Daily variation margin on futures contracts*	—	—	2,691
Interest rate swap contracts, at market value	—	—	1,946
Credit default swap contracts, at market value	854	—	—
Index swap contracts, at market value	—	—	13

Total	$854	$611	$4,704

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$2,098	$—
Daily variation margin on futures contracts**	—	—	438
Interest rate swap contracts, at market value	—	—	391
Credit default swap contracts, at market value	3,717	—	—
Index swap contracts, at market value	—	—	27
Options written, at market value	—	—	576

Total	$3,717	$2,098	$1,432

Derivatives not accounted for as hedging instruments	Credit Contracts	Foreign Currency Contracts	Interest Rate Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments***	$—	$—	$93
Futures contracts	—	—	2,817
Options Written	—	—	(228)
Credit default swap contracts	783	—	—
Interest rate swap contracts	—	—	(7,292)
Index Swap Contracts	—	—	(498)
Foreign currency-related transactions	—	2,917	—

Total	$783	$2,917	$(5,108)

See accompanying notes which are an integral part of the financial statements.

278	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Fair Value of Derivative Instruments, continued — October 31, 2011

Amounts in thousands

Derivatives not accounted for as hedging instruments	Credit Contracts	Foreign Currency Contracts	Interest Rate Contracts

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments****	$—	$—	$18
Futures contracts	—	—	2,640
Options Written	—	—	441
Credit default swap contracts	(756)	—	—
Interest rate swap contracts	—	—	1,955
Index swap contracts	—	—	(12)
Foreign currency-related transactions	—	(1,988)	—

Total	$(756)	$(1,988)	$5,042

*	Market value of purchased options.

**	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

***	Includes net realized gain (loss) on purchased options as reported in the Schedule of Investments.

****	Includes net change in unrealized appreciation/depreciation on purchased options as reported in Schedule of Investments.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund	279

Russell Investment Company

Russell Short Duration Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

Russell Short Duration Bond Fund - Class A ‡
	Total Return
1 Year	(3.58)%
5 Years	3.05	%§
10 Years	2.81	%§

Russell Short Duration Bond Fund - Class C
	Total Return
1 Year	(0.60)%
5 Years	3.08	%§
10 Years	2.44	%§

Russell Short Duration Bond Fund - Class E
	Total Return
1 Year	0.13%
5 Years	3.85	%§
10 Years	3.21	%§

Russell Short Duration Bond Fund - Class S
	Total Return
1 Year	0.37%
5 Years	4.11	%§
10 Years	3.47	%§

Russell Short Duration Bond Fund - Class Y ‡‡
	Total Return
1 Year	0.46%
5 Years	4.17	%§
10 Years	3.50	%§

BofA Merrill Lynch 1-3 Yr US Treasuries Index **
	Total Return
1 Year	1.08%
5 Years	3.77	%§
10 Years	3.22	%§

280	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

The Russell Short Duration Bond Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has two money managers.

What is the Fund’s investment objective?

The Fund seeks to provide current income and preservation of capital with a focus on short duration securities.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2011?

For the fiscal year ended October 31, 2011, the Russell Short Duration Bond Fund’s Class A, Class C, Class E, Class S and Class Y Shares gained 0.18%, lost 0.60% and gained 0.13%, 0.37% and 0.46%, respectively. This is compared to the Fund’s benchmark, the BofA Merrill Lynch 1-3 Year US Treasuries Index, which gained 1.08% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2011, the Lipper® Short-Investment Grade Debt Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 0.89%. This return serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund underperformed its benchmark over the fiscal year ended October 31, 2011. Given that the market conditions in the first half of the fiscal year were substantially different than the second half, their affect on Fund performance was similarly different. Unfortunately, the negative impacts on Fund performance from the second half of the year outweighed the benefits gained in the first half, thus resulting in negative benchmark-relative performance for the fiscal year.

During the first half of the year, the market environment favored the Fund’s risk assets relative to similar duration treasury securities. With the Fund’s strategic underweight to treasury securities and overweight to riskier credit sectors such as investment grade corporate bonds, commercial mortgage-backed securities and non-agency mortgage-backed securities, the market environment in the first half of the year was positive for Fund performance. However, the market environment in the second half of the year was less favorable for risk assets as the flight-to-quality benefited safer securities such as U.S. treasuries. Consequently, the Fund’s performance was negatively affected by the significant decrease in investor risk appetite in the second half of the year.

From an interest rate perspective, the treasury yield curve moved higher and steepened during the first half of the year. This had a negative impact to Fund performance as the fund generally held a long duration with a flattening bias position. In the second half of the year, treasury yields declined and flattened dramatically as the flight-to-quality created a surge in demand for safe treasury securities. This had a positive impact on Fund performance. From a duration perspective, the treasury yield decreases had negligible impact to Fund performance due to the Fund’s duration neutral positioning. However, the Fund’s yield curve flattening bias was beneficial to Fund performance as yields of longer term treasuries decreased more than shorter term treasuries.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

The Fund’s long term strategy is to underweight treasuries and overweight sectors with credit risk. Given this strategy, the Fund is expected to outperform its all-Treasury benchmark when risk assets are in demand and underperform during severe flights-to-quality. Given the market environment throughout the fiscal year, the Fund’s strategy led to underperformance, as the Fund’s credit sector overweights were unfavorable during the flight-to-quality in the second half of the year.

Pacific Investment Management Company LLC (“PIMCO”) underperformed the Fund’s benchmark over the fiscal year. PIMCO’s underperformance can primarily be attributed to poor duration timing, underweight to U.S. treasuries, overweight to investment grade financials and currency strategies. PIMCO’s strategy during the fiscal year was avoidance of financial repression, which means investing in securities that provide a positive yield after adjusting for the effects of inflation. This strategy led PIMCO to underweight treasuries and overweight financial-related corporate bonds. While this strategy is intended to produce a greater chance of matching or beating inflation, it is also more sensitive to underperformance during flight-to-quality environments. In terms of derivatives usage, PIMCO utilized treasury futures, among other instruments, to help adjust the duration and yield curve positioning of its portfolio. Treasury futures contributed to PIMCO’s ability to tactically adjust duration throughout the year, which on net, detracted from its performance due to PIMCO’s poor timing decisions.

Logan Circle Partners, L.P. (“Logan Circle”) underperformed the Fund’s benchmark over the fiscal year. Logan Circle’s underperformance was primarily driven by emerging market debt and non-U.S. dollar exposures, which were negatively affected by fears related to the European debt crisis and general risk aversion. Its exposure to and security selection within investment grade corporate bonds, agency mortgage-backed securities and asset-backed securities were additive to performance. Logan Circle adapted to the flight-to-quality trend in the second half of the year by adjusting the composition of its sector exposures. For example, Logan Circle rotated into higher

Russell Short Duration Bond Fund	281

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Russell Short Duration Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

quality issuers within investment grade corporate and increased exposure to safe and liquid asset-backed securities. While Logan Circle’s strategy of underweighting treasuries and overweighting credit sectors was unfavorable under the flight-to-quality environment in the second half of the year, its timely risk reduction helped reduce losses. In terms of derivatives usage, Logan Circle used to-be-announced (“TBA”) mortgage futures to gain long exposure to agency mortgages in combination with holding agency mortgage-backed securities. Usage of TBA mortgage futures contributed to Logan Circle’s ability to tactically adjust its overweight to agency mortgage exposures throughout the year, which on net, contributed positively to its performance.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager lineup during the fiscal year.

Money Managers as of October 31, 2011	Styles
Logan Circle Partners, L.P.	Sector Rotation
Pacific Investment Management Company LLC	Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2001.

**	BofA Merrill Lynch 1-3 Yr US Treasuries Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year, and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.

‡	The Fund first issued Class A Shares on March 1, 2007. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 3.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

‡‡	The Fund first issued Class Y Shares on September 29, 2008. The returns shown for Class Y Shares are the returns of the Fund’s Class S Shares. Class Y Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

282	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Shareholder Expense Example — October 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2011 to October 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$995.40	$1,020.77
Expenses Paid During Period*	$4.43	$4.48

*	Expenses are equal to the Fund’s annualized expense ratio of 0.88% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$991.70	$1,016.99
Expenses Paid During Period*	$8.18	$8.29

*	Expenses are equal to the Fund’s annualized expense ratio of 1.63% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$995.40	$1,020.77
Expenses Paid During Period*	$4.43	$4.48

*	Expenses are equal to the Fund’s annualized expense ratio of 0.88% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Short Duration Bond Fund	283

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Russell Short Duration Bond Fund

Shareholder Expense Example, continued — October 31, 2011 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$996.70	$1,022.03
Expenses Paid During Period*	$3.17	$3.21

*	Expenses are equal to the Fund’s annualized expense ratio of 0.63% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$996.60	$1,022.48
Expenses Paid During Period*	$2.72	$2.75

*	Expenses are equal to the Fund’s annualized expense ratio of 0.54% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

284	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Long-Term Investments - 92.8%
Asset-Backed Securities - 7.5%
Ally Master Owner Trust Series 2011-1 Class A2 2.150% due 01/15/16	5,250	5,332
Series 2011-3 Class A2 1.810% due 05/15/16	985	990
AmeriCredit Automobile Receivables Trust Series 2010-1 Class B 3.720% due 11/17/14	330	336
Series 2010-2 Class A2 1.220% due 10/08/13	771	772
Series 2010-4 Class A2 0.960% due 05/08/14	962	962
Series 2010-4 Class B 1.990% due 10/08/15	1,435	1,434
Series 2010-A Class A2 1.460% due 11/06/13	191	191
Series 2011-2 Class A3 1.610% due 10/08/15	2,525	2,542
Series 2011-3 Class B 2.280% due 06/08/16	1,290	1,290
Series 2011-4 Class A3 1.170% due 05/09/16	4,800	4,794
Ameriquest Mortgage Securities, Inc. Series 2005-R10 Class A2B 0.465% due 12/25/35 (Ê)	423	394
Asset Backed Securities Corp. Home Equity Series 2002-HE1 Class M1 1.893% due 03/15/32 (Ê)	437	315
Series 2004-HE6 Class A1 0.520% due 09/25/34 (Ê)	160	140
Atlantic City Electric Transition Funding LLC Series 2003-1 Class A2 4.460% due 10/20/16	860	908
Bank of America Auto Trust Series 2009-3A Class A3 1.670% due 12/15/13 (Þ)	180	181
Bear Stearns Asset Backed Securities Trust Series 2007-HE7 Class 1A1 1.245% due 10/25/37 (Ê)	432	254
Capital One Multi-Asset Execution Trust Series 2005-A10 Class A 0.323% due 09/15/15 (Ê)	1,365	1,363
Series 2005-B1 Class B1 4.900% due 12/15/17	820	893
CarMax Auto Owner Trust Series 2010-1 Class A3 1.560% due 07/15/14	836	840
Centex Home Equity Series 2003-C Class AF4 5.460% due 04/25/32	104	103
Chase Issuance Trust Series 2005-C2 Class C2 0.683% due 01/15/15 (Ê)	1,785	1,783
Series 2007-A9 Class A9 0.273% due 06/16/14 (Ê)	3,700	3,698

	Principal Amount ($) or Shares	Market Value $
CIT Marine Trust Series 1999-A Class A4 6.250% due 11/15/19	78	76
Citibank Omni Master Trust Series 2009-A8 Class A8 2.343% due 05/16/16 (Ê)(Þ)	3,700	3,733
Countrywide Asset-Backed Certificates Series 2001-BC3 Class A 0.725% due 12/25/31 (Ê)	64	31
Series 2005-1 Class AF4 5.147% due 07/25/35	327	302
Series 2005-4 Class AF3 4.456% due 10/25/35	40	39
Series 2005-17 Class 4A2A 0.505% due 05/25/36 (Ê)	476	402
Series 2006-3 Class 2A2 0.425% due 06/25/36 (Ê)	266	208
Series 2007-4 Class A2 5.530% due 09/25/37	360	309
Discover Card Master Trust I Series 2007-3 Class B2 0.423% due 10/16/14 (Ê)	1,240	1,238
DT Auto Owner Trust Series 2009-1 Class A1 2.980% due 10/15/15 (Þ)	853	858
Series 2010-1A Class B 2.360% due 04/15/13 (Þ)	785	786
Series 2011-2A Class B 2.120% due 02/16/16 (Þ)	1,795	1,796
Equity One ABS, Inc. Series 2003-4 Class M1 5.369% due 10/25/34	415	245
Federal Home Loan Mortgage Corp. Structured Pass Through Securities Series 2000-30 Class A5 6.809% due 12/25/30	2,220	2,399
Ford Credit Floorplan Master Owner Trust Series 2010-5 Class A1 1.500% due 09/15/15	860	863
Franklin Auto Trust Series 2006-1 Class C 5.410% due 07/21/14	995	997
Fremont Home Loan Trust Series 2006-E Class 2A1 0.305% due 01/25/37 (Ê)	29	28
GE Equipment Midticket LLC Series 2009-1 Class A3 2.340% due 06/17/13	44	44
GE-WMC Mortgage Securities LLC Series 2006-1 Class A2A 0.285% due 08/25/36 (Ê)	11	3
GSAMP Trust Series 2007-FM1 Class A2A 0.315% due 12/25/36 (Ê)	109	71
Harley-Davidson Motorcycle Trust Series 2007-2 Class A4 5.120% due 08/15/13	164	166

Russell Short Duration Bond Fund	285

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Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2007-3 Class A4 5.520% due 11/15/13	509	515
Home Equity Asset Trust Series 2006-3 Class 2A3 0.425% due 07/25/36 (Ê)	1,019	972
HSBC Home Equity Loan Trust Series 2005-1 Class A 0.535% due 01/20/34 (Ê)	202	183
Series 2005-3 Class A1 0.505% due 01/20/35 (Ê)	1,667	1,502
Landmark CDO, Ltd. Series 2003-3A Class A1LA 0.873% due 01/15/16 (Ê)(Þ)	95	94
Long Beach Mortgage Loan Trust Series 2004-4 Class 1A1 0.805% due 10/25/34 (Ê)	20	15
Long Grove CLO, Ltd. Series 2004-1A Class A 0.692% due 05/25/16 (Ê)(Þ)	1,677	1,628
Marriott Vacation Club Owner Trust Series 2006-1A Class D 6.502% due 04/20/28 (Þ)	145	147
Massachusetts Educational Financing Authority Series 2008-1 Class A1 1.368% due 04/25/38 (Ê)	1,259	1,256
Prestige Auto Receivables Trust Series 2011-1A Class A3 1.900% due 08/17/15 (Þ)	1,385	1,391
Railcar Leasing LLC Series 1997-1 Class A2 7.125% due 01/15/13 (Þ)	583	599
Renaissance Home Equity Loan Trust Series 2005-4 Class A3 5.565% due 02/25/36	120	106
Series 2007-2 Class AF2 5.675% due 06/25/37	355	151
Santander Drive Auto Receivables Trust Series 2010-1 Class A2 1.360% due 03/15/13	412	412
Series 2010-1 Class A3 1.840% due 11/17/14	2,085	2,100
Series 2010-2 Class A2 0.950% due 08/15/13	807	807
Series 2010-A Class A2 1.370% due 08/15/13 (Å)	522	523
Series 2010-B Class A2 1.010% due 07/15/13 (Å)	1,588	1,588
Series 2011-1 Class A2 0.940% due 02/18/14	175	175
Series 2011-1 Class A3 1.280% due 01/15/15	1,240	1,242
Series 2011-1 Class B 2.350% due 11/16/15	950	945
Series 2011-2 Class B 2.660% due 01/15/16	755	757
Series 2011-3 Class B 2.500% due 12/15/15	2,180	2,178

	Principal Amount ($) or Shares	Market Value $
Sierra Receivables Funding Co. LLC Series 2009-3A Class A1 7.620% due 07/20/26 (Þ)	132	132
SLM Student Loan Trust Series 2003-12 Class A4 0.537% due 12/17/18 (Ê)	356	355
Series 2003-7A Class A5A 1.547% due 12/15/33 (Ê)(Þ)	600	608
Series 2008-2 Class A1 0.718% due 01/25/15 (Ê)	10	10
Series 2008-7 Class A2 0.918% due 10/25/17 (Ê)	2,600	2,591
Series 2009-B Class A1 6.243% due 07/15/42 (Ê)(Þ)	5,207	4,855
Series 2011-A Class A1 1.243% due 10/15/24 (Ê)(Þ)	3,149	3,147
Series 2011-A Class A2 4.370% due 04/17/28 (Þ)	715	741
Series 2011-B Class A2 3.740% due 02/15/29 (Þ)	1,765	1,756
Small Business Administration Participation Certificates Series 2009-20D Class 1 4.310% due 04/01/29	471	504
SMART Trust Series 2011-1USA Class A2A 1.180% due 04/14/13 (Þ)	945	945
Series 2011-2USA Class A4A 2.310% due 04/14/17 (Þ)	1,825	1,844
South Carolina Student Loan Corp. Series 2008-1 Class A4 1.326% due 09/03/24 (Ê)	400	396
South Carolina Student Loan Corp. Revenue Bonds Series 2008-1 Class A2 0.876% due 03/01/18 (Ê)	463	457
Series 2008-1 Class A3 1.076% due 03/02/20 (Ê)	700	696

		82,432

Corporate Bonds and Notes - 12.5%
Allstate Life Global Funding Trusts 5.375% due 04/30/13	200	213
Ally Financial, Inc. 3.751% due 06/20/14 (Ê)	300	283
American Express Bank FSB Series BKNT 5.500% due 04/16/13	300	317
American International Group, Inc. 4.250% due 05/15/13	500	497
4.875% due 09/15/16	1,570	1,534
5.600% due 10/18/16	110	111
8.250% due 08/15/18	100	113
Anheuser-Busch InBev Worldwide, Inc. Series FRN 0.972% due 01/27/14 (Ê)	2,100	2,102

286	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

AT&T, Inc. 4.950% due 01/15/13	1,500	1,573
5.100% due 09/15/14	2,004	2,227
Bank of America Corp. 1.848% due 01/30/14 (Ê)	1,800	1,706
7.375% due 05/15/14	1,415	1,512
4.750% due 08/01/15	770	770
Bear Stearns Cos. LLC (The) 5.550% due 01/22/17	3,030	3,182
Best Buy Co., Inc. 6.750% due 07/15/13	655	697
Black & Decker Corp. 8.950% due 04/15/14	1,020	1,189
Boston Scientific Corp. 4.500% due 01/15/15	860	905
6.400% due 06/15/16	390	437
Cameron International Corp. 1.257% due 06/02/14 (Ê)	500	502
Capital One Financial Corp. 3.150% due 07/15/16	445	453
Case New Holland, Inc. 7.750% due 09/01/13	450	479
Caterpillar, Inc. 0.468% due 05/21/13 (Ê)	1,800	1,800
CEDC Finance Corp. International, Inc. 9.125% due 12/01/16 (Þ)	575	414
CenterPoint Energy Houston Electric LLC Series U 7.000% due 03/01/14	547	619
Cintas Corp. No. 2 2.850% due 06/01/16	1,105	1,136
CIT Group, Inc. 7.000% due 05/01/15	387	387
7.000% due 05/01/17	204	204
Series . 7.000% due 05/01/16	145	146
Citigroup, Inc. 1.136% due 02/15/13 (Ê)	5,800	5,701
5.500% due 04/11/13	700	726
5.500% due 10/15/14	1,105	1,177
Commonwealth Edison Co. 1.625% due 01/15/14	855	863
Continental Airlines 2006-1 Class G Pass Through Trust Series 061G 0.677% due 06/02/13 (Ê)	579	546
CVS Caremark Corp. 3.250% due 05/18/15	890	941
Daimler Finance NA LLC 1.543% due 09/13/13 (Å)(Ê)	400	400
Devon Energy Corp. 5.625% due 01/15/14	615	677
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 3.550% due 03/15/15	1,190	1,248
Discover Financial Services 10.250% due 07/15/19	745	895

	Principal Amount ($) or Shares	Market Value $
Dr Pepper Snapple Group, Inc. 6.120% due 05/01/13	500	537
Duke Energy Carolinas LLC 4.300% due 06/15/20	710	801
E*Trade Financial Corp. 12.500% due 11/30/17 (Ø)(Æ)	868	1,000
El Paso Pipeline Partners Operating Co. LLC 6.500% due 04/01/20	300	332
Enterprise Products Operating LLC 5.900% due 04/15/13	175	185
Express Scripts, Inc. 6.250% due 06/15/14	685	758
First Horizon National Corp. 5.375% due 12/15/15	500	501
FirstEnergy Solutions Corp. 4.800% due 02/15/15	655	702
Florida Gas Transmission Co. LLC 4.000% due 07/15/15 (Þ)	500	527
Ford Motor Credit Co. LLC 8.700% due 10/01/14	400	447
FUEL Trust 3.984% due 06/15/16 (Þ)	1,190	1,177
General Electric Capital Corp. 5.300% due 02/11/21	265	282
Goldman Sachs Group, Inc. (The) 3.700% due 08/01/15	2,035	2,034
5.250% due 07/27/21	4,900	4,946
Hewlett-Packard Co. 0.588% due 05/24/13 (Ê)	2,100	2,081
4.375% due 09/15/21	230	241
International Lease Finance Corp. 6.500% due 09/01/14 (Þ)	4,715	4,856
Jabil Circuit, Inc. 7.750% due 07/15/16	800	892
John Deere Capital Corp. 4.900% due 09/09/13	980	1,051
2.800% due 09/18/17	2,290	2,403
JPMorgan Chase & Co. 3.150% due 07/05/16	3,000	3,005
Series 1 7.900% due 04/29/49 (ƒ)	275	296
JPMorgan Chase Bank NA 0.668% due 06/13/16 (Ê)	1,400	1,269
Kraft Foods, Inc. 2.625% due 05/08/13	2,700	2,756
4.125% due 02/09/16	1,245	1,350
5.375% due 02/10/20	1,145	1,319
Lehman Brothers Holdings Capital Trust VII 5.857% due 11/29/49 (ƒ)(Ø)(Æ)	270	—
Lehman Brothers Holdings, Inc. Zero coupon due 12/31/49 (ƒ)(Ø)(Æ)	950	309
Medco Health Solutions, Inc. 6.125% due 03/15/13	485	513
7.250% due 08/15/13	770	840
Medtronic, Inc. 4.500% due 03/15/14	230	249

Russell Short Duration Bond Fund	287

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

3.000% due 03/15/15	1,230	1,304
Merrill Lynch & Co., Inc. 5.450% due 02/05/13	3,700	3,741
6.400% due 08/28/17	1,635	1,658
MetLife Institutional Funding II 1.274% due 04/04/14 (Ê)(Þ)	1,700	1,696
Metropolitan Life Global Funding I 5.125% due 04/10/13 (Þ)	100	105
3.125% due 01/11/16 (Þ)	2,345	2,374
MGM Resorts International 13.000% due 11/15/13	610	703
Microsoft Corp. 4.200% due 06/01/19	1,000	1,130
Morgan Stanley 6.000% due 05/13/14	1,050	1,091
6.625% due 04/01/18	1,365	1,422
Series GMTN 2.786% due 05/14/13 (Ê)	2,900	2,868
Motorola Solutions, Inc. 5.375% due 11/15/12	800	827
Nalco Co. 8.250% due 05/15/17	890	988
National Rural Utilities Cooperative Finance Corp. 1.900% due 11/01/15	1,405	1,407
NB Capital Trust IV 8.250% due 04/15/27	360	335
NBCUniversal Media LLC 3.650% due 04/30/15	1,260	1,330
PACCAR, Inc. 6.875% due 02/15/14	700	792
Pacific Life Global Funding 5.150% due 04/15/13 (Þ)	900	945
Pricoa Global Funding I 0.560% due 09/27/13 (Ê)(Þ)	200	198
Principal Life Income Funding Trusts 5.300% due 04/24/13	200	212
Prudential Financial, Inc. 6.200% due 01/15/15	310	341
Quebecor World Capital Corp. 6.125% due 11/15/13 (Ø)(Æ)	70	—
4.875% due 11/15/49 (Ø)(Æ)	205	—
Qwest Corp. 3.597% due 06/15/13 (Ê)	200	201
Regions Financial Corp. 7.750% due 11/10/14	100	103
Rockies Express Pipeline LLC 6.850% due 07/15/18 (Þ)	825	839
SLM Corp. 6.250% due 01/25/16	2,700	2,700
Series BEd 5.879% due 06/15/13 (Ê)	250	250
Southern Copper Corp. 6.375% due 07/27/15	300	329
SSIF Nevada, LP 1.101% due 04/14/14 (Ê)(Þ)	3,700	3,699
Staples, Inc. 9.750% due 01/15/14	1,040	1,200

	Principal Amount ($) or Shares	Market Value $
TD Ameritrade Holding Corp. 4.150% due 12/01/14	1,690	1,800
Textron, Inc. 6.200% due 03/15/15	970	1,043
Time Warner Cable, Inc. 3.500% due 02/01/15	2,285	2,396
Time Warner, Inc. 3.150% due 07/15/15	700	730
Union Pacific Corp. 5.375% due 05/01/14	1,000	1,100
Verizon Communications, Inc. 4.350% due 02/15/13	1,955	2,043
3.000% due 04/01/16	1,255	1,321
Series FRN 0.973% due 03/28/14 (Ê)	1,300	1,305
Walt Disney Co. (The) 4.500% due 12/15/13	385	417
Watson Pharmaceuticals, Inc. 5.000% due 08/15/14	525	567
Wells Fargo & Co. 3.676% due 06/15/16	2,770	2,910
Series K 7.980% due 03/29/49 (ƒ)	4,600	4,922
Williams Partners, LP/Williams Partners Finance Corp. 7.250% due 02/01/17	1,365	1,622
WM Wrigley Jr Co. 3.050% due 06/28/13 (Þ)	400	408
Yum! Brands, Inc. 4.250% due 09/15/15	1,570	1,682
ZFS Finance USA Trust II 6.450% due 12/15/65 (Þ)	1,100	1,056

		136,451

International Debt - 11.5%
AK Transneft OJSC Via TransCapitalInvest, Ltd. 7.700% due 08/07/13 (Þ)	1,100	1,190
America Movil SAB de CV 5.000% due 10/16/19	1,150	1,279
American International Group, Inc. 1.753% due 07/19/13 (Ê)	2,900	3,740
Series MPLE 4.900% due 06/02/14	3,000	2,919
ANZ National International, Ltd. 6.200% due 07/19/13 (Þ)	200	214
ArcelorMittal 3.750% due 03/01/16	1,605	1,581
6.125% due 06/01/18	785	806
Babson CLO, Ltd. Series 2004-2A Class A2A 0.606% due 11/15/16 (Ê)(Þ)	652	630
Banco Bradesco SA 1.955% due 01/24/13 (ž)	400	403
2.390% due 05/16/14 (Ê)(Þ)	2,100	2,074
Banco do Brasil SA 4.500% due 01/22/15 (Þ)	300	311

288	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Banco do Nordeste do Brasil SA 3.625% due 11/09/15 (Þ)	600	597
Banco Mercantil del Norte SA 4.375% due 07/19/15 (Þ)	500	503
Banco Santander Chile 2.875% due 11/13/12 (Þ)	1,200	1,201
3.750% due 09/22/15 (Þ)	1,000	989
Bank of Nova Scotia 0.589% due 10/18/12 (ž)	1,500	1,503
Bank of Tokyo-Mitsubishi UFJ, Ltd. 3.850% due 01/22/15 (Þ)	600	635
Banque PSA Finance SA Series 144a 2.274% due 04/04/14 (Ê)(Þ)	800	736
BHP Billiton Finance USA, Ltd. 5.500% due 04/01/14	200	222
BNP Paribas SA Series BKNT 1.291% due 01/10/14 (Ê)	1,300	1,249
Series MTn 0.791% due 04/08/13 (Ê)	1,600	1,547
BPCE SA 2.375% due 10/04/13 (Þ)	100	99
Braskem Finance, Ltd. 7.000% due 05/07/20 (Þ)	800	864
5.750% due 04/15/21 (Þ)	300	300
Cenovus Energy, Inc. 4.500% due 09/15/14	335	363
Centrais Eletricas Brasileiras SA 6.875% due 07/30/19 (Þ)	200	227
Central American Bank for Economic Integration 5.375% due 09/24/14 (Þ)	700	749
Commonwealth Bank of Australia 0.814% due 07/12/13 (Ê)(Þ)	4,600	4,598
Corp. Andina de Fomento 8.125% due 06/04/19	210	256
Credit Agricole Home Loan SFH 1.162% due 07/21/14 (Ê)(Þ)	1,800	1,728
Credit Agricole SA 1.862% due 01/21/14 (Ê)(Þ)	1,600	1,530
DanFin Funding, Ltd. 1.103% due 07/16/13 (Ê)(Þ)	3,000	2,998
Deutsche Telekom International Finance BV 5.250% due 07/22/13	2,000	2,114
4.875% due 07/08/14	630	677
Dexia Credit Local NY 0.731% due 03/05/13 (Ê)(Þ)	2,800	2,630
Dexia Credit Local SA 0.908% due 04/29/14 (Ê)(Þ)	1,400	1,261
Digicel Group, Ltd. 8.875% due 01/15/15 (Þ)	190	191
9.125% due 01/15/15 (Þ)	1,280	1,290
Dryden Leveraged Loan CDO 2002-II Series 2005-8A Class A 0.548% due 05/22/17 (Ê)(Þ)	890	854
FIH Erhvervsbank A/S 0.708% due 06/13/13 (Ê)(Þ)	4,900	4,896

	Principal Amount ($) or Shares	Market Value $
Gazprom OAO Via Gaz Capital SA 7.510% due 07/31/13 (Þ)	600	644
Gazprom OAO Via RBS AG 9.625% due 03/01/13 (Þ)	340	370
Goldman Sachs Group, Inc. (The) 1.905% due 02/04/13 (Ê)	200	267
6.125% due 02/14/17	100	168
Series REGS 4.500% due 05/09/16	100	134
HSBC Finance Corp. 1.807% due 04/05/13 (Ê)	2,000	2,690
Hutchison Whampoa International 09/19, Ltd. 5.750% due 09/11/19 (Þ)	685	764
afgs mornHydro Quebec 2.000% due 06/30/16	3,900	3,963
Industrial Bank of Korea 3.750% due 09/29/16 (Þ)	1,900	1,910
ING Bank NV 3.900% due 03/19/14 (Þ)	300	321
1.737% due 06/09/14 (Ê)(Þ)	400	393
Intesa Sanpaolo SpA 2.708% due 02/24/14 (Ê)(Þ)	700	639
Intesa Sanpaolo SpA NY Series YCD 2.375% due 12/21/12	2,100	2,045
Korea Development Bank 8.000% due 01/23/14	600	670
3.250% due 03/09/16	1,800	1,781
Korea Housing Finance Corp. 4.125% due 12/15/15 (Þ)	700	723
Lloyds TSB Bank PLC 2.766% due 01/24/14 (Ê)	1,900	1,843
Montpelier Re Holdings, Ltd. 6.125% due 08/15/13	585	599
Morgan Stanley 1.029% due 03/01/13 (Ê)	1,400	1,870
1.752% due 01/16/17	200	228
Morgan Stanley Group, Inc. 5.750% due 02/14/17	100	158
National Australia Bank, Ltd. 1.111% due 04/11/14 (Ê)(Þ)	2,800	2,791
Nordea Eiendomskreditt AS 0.804% due 04/07/14 (Ê)(Þ)	1,300	1,298
Norske Skogindustrier ASA 6.125% due 10/15/15 (Þ)	535	289
PE Paper Escrow GmbH 12.000% due 08/01/14 (Þ)	400	434
Petroleum Co. of Trinidad & Tobago, Ltd. 6.000% due 05/08/22 (Þ)	2,750	2,668
Poland Government International Bond 5.000% due 03/23/22	745	736
Province of Ontario Canada 1.600% due 09/21/16	14,500	14,338
Qatari Diar Finance QSC 3.500% due 07/21/15 (Þ)	1,400	1,463
Qtel International Finance, Ltd. 3.375% due 10/14/16 (Þ)	2,800	2,835

Russell Short Duration Bond Fund	289

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

5.000% due 10/19/25 (Þ)	700	704
RCI Banque SA Series 144a 2.261% due 04/11/14 (Ê)(Þ)	1,800	1,668
Royal Bank of Canada 1.450% due 10/30/14	1,045	1,050
SABMiller PLC 5.500% due 08/15/13 (Þ)	1,145	1,228
6.500% due 07/01/16 (Þ)	240	280
Shell International Finance BV 3.100% due 06/28/15	1,700	1,810
SLM Corp. 4.875% due 12/17/12	500	794
1.044% due 06/17/13 (Ê)	100	130
SLM Student Loan Trust 0.964% due 10/25/23	1,800	2,237
Societe Financement de l’Economie Francaise 3.375% due 05/05/14 (Þ)	1,300	1,373
Telefonica Emisiones SAU 2.582% due 04/26/13	390	385
Telefonos de Mexico SAB de CV 5.500% due 01/27/15	845	916
Transocean, Inc. Series B 1.500% due 12/15/37	2,200	2,195
Tyco International Finance SA 4.125% due 10/15/14	680	728
Vedanta Resources PLC 6.750% due 06/07/16 (Þ)	535	492
VimpelCom Holdings BV 7.504% due 03/01/22 (Þ)	980	919
Volvo Treasury AB 5.950% due 04/01/15 (Þ)	1,135	1,227
Waha Aerospace BV 3.925% due 07/28/20 (Þ)	1,620	1,674
Westpac Banking Corp. 2.250% due 11/19/12	2,000	2,029
1.099% due 03/31/14 (Ê)(Þ)	1,400	1,404
Willis Group Holdings PLC 4.125% due 03/15/16	535	549
XL Group PLC 5.250% due 09/15/14	1,101	1,168

		125,946

Loan Agreements - 0.1%
Newsday LLC Term Loan 10.500% due 08/01/13	275	284
Texas Competitive Electric Holdings Co. LLC 4.742% due 10/10/17 (Ê)	550	373
4.772% due 10/10/17 (Ê)	584	396

		1,053

Mortgage-Backed Securities - 42.9%
American General Mortgage Loan Trust Series 2010-1A Class A1 5.150% due 03/25/58 (Þ)	298	305

	Principal Amount ($) or Shares	Market Value $
American Home Mortgage Investment Trust Series 2004-3 Class 5A 2.298% due 10/25/34 (Ê)	662	560
Series 2004-4 Class 4A 2.245% due 02/25/45 (Ê)	242	193
Asset Securitization Corp. Series 1997-D5 Class A3 6.880% due 02/14/43	295	304
Banc of America Alternative Loan Trust Series 2005-3 Class 2A1 5.500% due 04/25/20	127	128
Series 2005-9 Class 5A1 5.500% due 10/25/20	48	44
Banc of America Funding Corp. Series 2005-D Class A1 2.712% due 05/25/35 (Ê)	3,657	3,634
Series 2006-2 Class 2A18 5.750% due 03/25/36	1,196	1,144
Series 2006-A Class 1A1 2.678% due 02/20/36 (Ê)	916	789
Series 2006-F Class 1A2 2.778% due 07/20/36 (Ê)	78	21
Series 2006-I Class 5A1 5.969% due 10/20/46 (Ê)	470	368
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2002-2 Class F 5.487% due 07/11/43	1,505	1,503
Series 2002-PB2 Class C 6.349% due 06/11/35	155	155
Series 2003-1 Class D 4.903% due 09/11/36 (Þ)	460	465
Series 2003-1 Class SBB 5.860% due 03/11/32 (Þ)	892	940
Series 2003-1 Class SBC 5.790% due 03/11/32 (Þ)	988	1,039
Series 2003-1 Class SBE 6.770% due 03/11/32 (Þ)	1,121	1,199
Series 2005-1 Class A3 4.877% due 11/10/42	616	617
Series 2005-1 Class A4 5.067% due 11/10/42	1,630	1,689
Series 2005-3 Class A2 4.501% due 07/10/43	376	376
Series 2007-1 Class A2 5.381% due 01/15/49	151	151
Banc of America Mortgage Securities, Inc. Series 2003-4 Class 2A1 0.795% due 06/25/18 (Ê)	318	300
Series 2004-2 Class 5A1 6.500% due 10/25/31	45	46
Series 2004-I Class 2A2 2.747% due 10/25/34 (Ê)	1,745	1,518
Series 2004-L Class 1A1 2.886% due 01/25/35 (Ê)	35	26
Series 2004-L Class 2A1 2.872% due 01/25/35 (Ê)	1,199	993

290	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

BCRR Trust Series 2010-LEAF Class 11A 4.230% due 12/22/35 (Þ)	1,015	1,017
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-1 Class 5A1 5.570% due 04/25/33	138	130
Series 2003-8 Class 2A1 2.851% due 01/25/34 (Ê)	129	121
Series 2005-6 Class 1A1 2.732% due 08/25/35	167	96
Bear Stearns Alt-A Trust Series 2005-4 Class 23A1 2.587% due 05/25/35	587	427
Series 2005-7 Class 22A1 2.772% due 09/25/35	37	25
Bear Stearns Asset Backed Securities Trust Series 2003-AC3 Class A1 4.500% due 07/25/33	172	167
Bear Stearns Commercial Mortgage Securities Series 2003-T10 Class A1 4.000% due 03/13/40	120	121
Series 2003-T12 Class B 4.736% due 08/13/39	465	477
Series 2003-T12 Class C 4.856% due 08/13/39	945	933
Series 2005-PWR8 Class A3 4.550% due 06/11/41	184	184
Series 2005-T20 Class A2 5.127% due 10/12/42	464	464
Series 2006-PW11 Class A1 5.266% due 03/11/39	278	278
Series 2007-T26 Class A4 5.471% due 01/12/45	100	112
Bear Stearns Structured Products, Inc. Series 2007-R6 Class 1A1 2.560% due 01/26/36	180	105
Series 2007-R6 Class 2A1 4.448% due 12/26/46	1,528	910
Chase Commercial Mortgage Securities Corp. Series 1997-1 Class F 7.370% due 06/19/29 (Þ)	81	83
Series 1998-1 Class F 6.560% due 05/18/30 (Þ)	3,771	3,946
Chase Mortgage Finance Corp. Series 2007-A1 Class 8A1 2.768% due 02/25/37	308	306
Citicorp Mortgage Securities, Inc. Series 2005-7 Class 1A1 5.500% due 10/25/35	420	413
Citigroup Mortgage Loan Trust, Inc. Series 2007-10 Class 2A3A 5.884% due 09/25/37	143	86
Commercial Mortgage Asset Trust Series 1999-C1 Class D 7.350% due 01/17/32	650	700

	Principal Amount ($) or Shares	Market Value $
Series 1999-C2 Class E 7.640% due 11/17/32	50	52
Commercial Mortgage Pass Through Certificates Series 2003-LB1A Class A2 4.084% due 06/10/38	1,520	1,575
Series 2006-C7 Class A2 5.690% due 06/10/46	4	4
Series 2006-C8 Class A4 5.306% due 12/10/46	400	429
Series 2007-FL14 Class A1 0.333% due 06/15/22 (Ê)(Þ)	80	77
Series 2011-THL Class A 3.376% due 06/09/28 (Þ)	930	931
Community Program Loan Trust Series 1987-A Class A4 4.500% due 10/01/18	127	128
Countrywide Alternative Loan Trust Series 2003-J2 Class A1 6.000% due 10/25/33	101	98
Series 2005-48T1 Class A6 5.500% due 11/25/35	2,692	1,935
Series 2006-36T2 Class 1A9 1.145% due 12/25/36 (Ê)	705	327
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-22 Class A3 2.775% due 11/25/34	162	125
Series 2004-HYB9 Class 1A1 2.768% due 02/20/35	286	221
Series 2005-HYB9 Class 5A1 2.548% due 02/20/36 (Ê)	641	418
Series 2006-1 Class A2 6.000% due 03/25/36	758	616
Series 2006-R2 Class AF1 0.665% due 07/25/36 (Ê)(Þ)	302	257
Series 2007-1 Class A1 6.000% due 03/25/37	2,893	2,364
Series 2007-2 Class A2 6.000% due 03/25/37	5,400	4,265
Series 2007-9 Class A11 5.750% due 07/25/37	1,300	1,094
Credit Suisse First Boston Mortgage Securities Corp. Series 2002-CKN2 Class C1 6.376% due 04/15/37	1,155	1,151
Series 2002-CKP1 Class A3 6.439% due 12/15/35	136	137
Series 2002-CKS4 Class B 5.333% due 11/15/36	1,400	1,385
Series 2002-CP3 Class C 5.510% due 07/15/35	1,655	1,664
Series 2005-C2 Class A3 4.691% due 04/15/37	1,100	1,135
Series 2005-C3 Class A2 4.512% due 07/15/37	65	66
Series 2005-C4 Class A3 5.120% due 08/15/38	2,951	2,979

Russell Short Duration Bond Fund	291

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Credit Suisse Mortgage Capital Certificates Series 2006-C2 Class A3 5.662% due 03/15/39	100	107
DBUBS Mortgage Trust Series 2011-LC3A Class A2 3.642% due 08/10/44	895	934
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2003-4XS Class A6A 4.820% due 10/25/33	356	347
DLJ Commercial Mortgage Corp. Series 2000-CKP1 Class B1 7.950% due 11/10/33	75	75
Fannie Mae 5.000% due 2013	64	68
6.000% due 2013	29	31
4.000% due 2014	379	401
6.000% due 2014	111	119
5.500% due 2016	272	295
5.500% due 2017	447	485
6.000% due 2017	51	55
7.000% due 2017	55	61
4.000% due 2018	1,448	1,538
7.000% due 2022	832	887
4.500% due 2023	543	579
4.000% due 2024	80	84
4.500% due 2024	896	955
4.000% due 2025	1,489	1,566
4.000% due 2026	1,897	1,996
2.355% due 2033 (Ê)	48	50
5.000% due 2034	876	945
2.364% due 2035 (Ê)	1,566	1,632
2.449% due 2035 (Ê)	142	150
2.716% due 2035 (Ê)	9,060	9,577
5.000% due 2035	367	396
6.000% due 2036	2,061	2,267
5.500% due 2037	139	151
5.000% due 2038	243	262
5.500% due 2038	3,180	3,454
6.000% due 2038	1,294	1,426
4.500% due 2039	244	259
5.000% due 2039	49,596	53,424
6.000% due 2039	162	179
4.500% due 2040	2,404	2,545
5.000% due 2040	864	931
1.493% due 2041 (Ê)	425	430
4.500% due 2041	6,186	6,549
1.443% due 2042 (Ê)	144	145
15 Year TBA (Ï) 3.000%	6,880	7,045
3.500%	7,450	7,740
4.500%	16,000	17,035
30 Year TBA (Ï) 3.500%	1,215	1,235
4.000%	13,000	13,512
4.500%	2,000	2,115
5.000%	111,000	119,394
6.000%	6,000	6,574

	Principal Amount ($) or Shares	Market Value $
Fannie Mae Grantor Trust Series 2001-T3 Class A1 7.500% due 11/25/40	326	370
Series 2001-T4 Class A1 7.500% due 07/25/41	889	1,037
Series 2001-T8 Class A2 9.500% due 07/25/41	25	29
Series 2001-T10 Class A1 7.000% due 12/25/41	68	78
Series 2001-T10 Class A2 7.500% due 12/25/41	1,302	1,476
Series 2002-T4 Class A3 7.500% due 12/25/41	11	13
Series 2002-T19 Class A1 6.500% due 07/25/42	576	666
Series 2004-T1 Class 1A2 6.500% due 01/25/44	1,091	1,228
Series 2004-T2 Class 1A3 7.000% due 11/25/43	932	1,059
Fannie Mae REMICS Series 2002-57 Class PG 5.500% due 09/25/17	840	900
Series 2003-16 Class BH 5.000% due 03/25/17	117	118
Series 2003-63 Class GU 4.000% due 07/25/33	16	17
Series 2004-70 Class EB 5.000% due 10/25/24	335	366
Series 2007-30 Class AF 0.555% due 04/25/37 (Ê)	315	313
Series 2007-63 Class FC 0.595% due 07/25/37 (Ê)	1,289	1,286
Series 2007-73 Class A1 0.305% due 07/25/37 (Ê)	141	135
Series 2009-96 Class DB 4.000% due 11/25/29	265	281
Series 2010-15 Class FD 0.985% due 03/25/40 (Ê)	2,281	2,304
Series 2011-53 Class FY 0.795% due 06/25/41 (Ê)	4,940	4,958
Fannie Mae Whole Loan Series 2002-W3 Class A4 6.500% due 11/25/41	400	457
Series 2003-W2 Class 1A1 6.500% due 07/25/42	203	237
Series 2004-W2 Class 2A2 7.000% due 02/25/44	950	1,117
Series 2004-W9 Class 2A1 6.500% due 02/25/44	41	46
Series 2004-W11 Class 1A2 6.500% due 05/25/44	322	369
Series 2005-W1 Class 1A2 6.500% due 10/25/44	116	135
FDIC Structured Sale Guaranteed Notes Series 2010-C1 Class A 2.980% due 12/06/20 (Þ)	1,540	1,597
Series 2010-L2A Class A 3.000% due 09/30/19 (Þ)	1,297	1,304

292	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2010-S1 Class 1A 0.789% due 02/25/48 (Å)(Ê)	611	610
FDIC Trust Series 2010-R1 Class A 2.184% due 05/25/50 (Þ)	2,006	2,004
Series 2011-R1 Class A 2.672% due 07/25/26 (Þ)	2,151	2,203
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series 2009-K003 Class A3 4.324% due 12/25/15	400	440
Series 2011-K014 Class X1 Interest Only STRIP 1.282% due 04/25/21	6,245	508
Series 2011-K015 Class X1 1.681% due 07/25/21	2,988	337
Series 2011-K702 Class X1 Interest Only STRIP 1.567% due 02/25/18	19,548	1,503
Series 2011-K703 Class A1 1.873% due 01/25/18	7,741	7,801
Federal Home Loan Mortgage Corp. Structured Pass Through Securities Series 2002-51 Class 1A 6.500% due 09/25/43	198	227
Series 2003-54 Class 2A 6.500% due 02/25/43	163	182
Series 2003-58 Class 2A 6.500% due 09/25/43	50	58
Series 2005-63 Class 1A1 1.443% due 02/25/45 (Ê)	413	389
First Horizon Asset Securities, Inc. Series 2005-AR4 Class 2A1 2.637% due 10/25/35 (Ê)	1,372	1,070
First Union Commercial Mortgage Securities, Inc. Series 1997-C2 Class D 7.120% due 11/18/29	235	243
First Union National Bank Commercial Mortgage Series 2001-C4 Class B 6.417% due 12/12/33	284	284
First Union-Lehman Brothers-Bank of America Series 1998-C2 Class D 6.778% due 11/18/35	1,161	1,180
Freddie Mac 6.000% due 2013	13	14
5.500% due 2014	6	6
6.000% due 2014	19	20
6.000% due 2016	104	112
6.000% due 2018	105	114
5.500% due 2019	1,842	1,995
5.500% due 2022	1,265	1,365
5.500% due 2029	342	372
6.000% due 2029	34	38

	Principal Amount ($) or Shares	Market Value $
6.000% due 2031	85	95
6.000% due 2033	186	206
2.494% due 2035 (Ê)	268	282
5.500% due 2038	838	906
5.500% due 2039	675	730
Freddie Mac REMICS Series 2003-2559 Class PB 5.500% due 08/15/30	2	2
Series 2003-2614 Class JA 3.760% due 03/15/29	155	156
Series 2003-2632 Class AB 4.500% due 06/15/18	1,205	1,321
Series 2003-2657 Class WT 4.500% due 08/15/18	810	872
Series 2003-2662 Class MA 4.500% due 10/15/31	18	18
Series 2006-3149 Class LF 0.543% due 05/15/36 (Ê)	358	357
Series 2006-3173 Class PE 6.000% due 04/15/35	265	292
Series 2007-3335 Class BF 0.393% due 07/15/19 (Ê)	135	135
Series 2007-3335 Class FT 0.393% due 08/15/19 (Ê)	348	347
Series 2008-3414 Class JB 4.500% due 02/15/23	360	395
Series 2010-3640 Class JA 1.500% due 03/15/15	1,549	1,556
Series 2010-3704 Class DC 4.000% due 11/15/36	497	529
Series 2011-3898 Class AF 0.813% due 06/15/41 (Ê)	6,258	6,284
FREMF Mortgage Trust Series 2011-K14 Class B 5.159% due 02/25/47 (Þ)	400	378
Series 2011-K702 Class B 4.771% due 04/25/44 (Þ)	500	497
GE Capital Commercial Mortgage Corp. Series 2001-1 Class D 7.108% due 05/15/33	571	572
Series 2002-1A Class A3 6.269% due 12/10/35	464	468
Series 2003-C1 Class A4 4.819% due 01/10/38	1,044	1,082
Series 2003-C2 Class F 5.519% due 07/10/37 (Þ)	135	137
Series 2005-C1 Class A2 4.353% due 06/10/48	89	89
Series 2005-C3 Class A4 5.046% due 07/10/45	143	143
Ginnie Mae I 9.500% due 2017	—	—
Ginnie Mae II 2.625% due 2027 (Ê)	37	38
2.000% due 2032 (Ê)	53	55
4.502% due 2061	754	810
4.700% due 2061	1,917	2,067

Russell Short Duration Bond Fund	293

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

GMAC Commercial Mortgage Securities, Inc. Series 2001-C1 Class D 7.034% due 04/15/34	163	162
Series 2001-C2 Class C 6.870% due 04/15/34	285	285
Series 2002-C3 Class B 5.101% due 07/10/39	1,485	1,517
Series 2004-C3 Class A4 4.547% due 12/10/41	748	752
GMAC Mortgage Corp. Loan Trust Series 2005-AR2 Class 4A 4.964% due 05/25/35 (Ê)	59	53
Government National Mortgage Association Series 2006-67 Class A 3.947% due 11/16/30	378	385
Series 2007-4 Class A 4.206% due 06/16/29	352	359
Series 2010-14 Class A 4.500% due 06/16/39	467	510
Series 2011-127 Class IO Interest Only STRIP 1.566% due 03/16/47	8,989	728
Gracechurch Mortgage Financing PLC Series 2006-1 Class A6 0.398% due 11/20/56 (Ê)(Þ)	995	984
Greenpoint Mortgage Funding Trust Series 2006-AR8 Class 1A1A 0.325% due 01/25/47 (Ê)	57	53
Greenpoint Mortgage Pass-Through Certificates Series 2003-1 Class A1 2.800% due 10/25/33 (Ê)	184	148
Greenwich Capital Commercial Funding Corp. Series 2005-GG3 Class A2 4.305% due 08/10/42	125	125
Series 2007-GG9 Class A4 5.444% due 03/10/39	100	107
GS Mortgage Securities Corp. II Series 2004-GG2 Class A4 4.964% due 08/10/38	3,254	3,272
Series 2005-GG4 Class A2 4.475% due 07/10/39	664	664
Series 2006-GG8 Class A2 5.479% due 11/10/39	233	233
Series 2011-ALF Class A 2.716% due 02/10/21 (Þ)	820	819
GSMPS Mortgage Loan Trust Series 1998-1 Class A 8.000% due 09/19/27 (Þ)	65	68
Series 1998-2 Class A 7.750% due 05/19/27 (Þ)	318	333
Series 1998-3 Class A 7.750% due 09/19/27 (Þ)	15	16
Series 1999-3 Class A 8.000% due 08/19/29 (Þ)	24	24

	Principal Amount ($) or Shares	Market Value $
Series 2005-RP1 Class 1A3 8.000% due 01/25/35 (Þ)	433	444
Series 2005-RP1 Class 1A4 8.500% due 01/25/35 (Þ)	254	266
Series 2006-RP1 Class 1A2 7.500% due 01/25/36 (Þ)	479	478
Series 2006-RP1 Class 1A3 8.000% due 01/25/36 (Þ)	131	134
GSR Mortgage Loan Trust Series 2004-7 Class 1A1 2.428% due 06/25/34	260	210
Series 2005-AR6 Class 2A1 2.725% due 09/25/35 (Ê)	381	340
Series 2006-2F Class 3A3 6.000% due 02/25/36	2,560	1,916
Series 2006-3F Class 2A3 5.750% due 03/25/36	710	630
Series 2006-8F Class 4A17 6.000% due 09/25/36	1,304	1,094
Series 2007-AR1 Class 1A1 2.794% due 03/25/37	3,706	2,070
Harborview Mortgage Loan Trust Series 2005-4 Class 3A1 2.769% due 07/19/35	902	595
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2001-CIB2 Class D 6.847% due 04/15/35	103	103
Series 2001-CIB3 Class A3 6.465% due 11/15/35	79	79
Series 2001-CIB3 Class D 6.953% due 11/15/35 (Þ)	885	886
Series 2001-CIBC Class E 6.912% due 03/15/33	108	107
Series 2002-C2 Class B 5.211% due 12/12/34	761	785
Series 2002-C3 Class B 5.146% due 07/12/35	465	473
Series 2002-CIB4 Class A3 6.162% due 05/12/34	306	307
Series 2003-C1 Class A2 4.985% due 01/12/37	480	498
Series 2003-C1 Class B 5.095% due 01/12/37	175	176
Series 2007-LD12 Class A4 5.882% due 02/15/51	100	107
Series 2010-CNTR Class A2 4.311% due 08/05/32 (Þ)	595	590
JPMorgan Mortgage Trust Series 2004-A2 Class 1A1 2.751% due 05/25/34	304	272
Series 2005-A1 Class 6T1 5.018% due 02/25/35 (Ê)	22	21
Series 2005-A3 Class 3A3 4.921% due 06/25/35	350	340
Series 2005-A4 Class 1A1 5.343% due 07/25/35	173	167

294	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-A6 Class 1A2 2.774% due 10/25/36	38	29
JPMorgan Reremic Series 2009-7 Class 2A1 6.000% due 02/27/37 (Þ)	1,088	1,104
LB Commercial Conduit Mortgage Trust Series 1998-C1 Class E 7.000% due 02/18/30	525	534
LB-UBS Commercial Mortgage Trust Series 2000-C4 Class D 7.700% due 07/15/32	39	39
Series 2001-C3 Class B 6.512% due 06/15/36	38	38
Series 2003-C7 Class A2 4.064% due 09/15/27	272	267
Series 2004-C2 Class A3 3.973% due 03/15/29	132	134
Series 2004-C7 Class A1A 4.475% due 10/15/29	1,378	1,424
Series 2004-C7 Class A5 4.628% due 10/15/29	232	241
Series 2005-C1 Class A3 4.545% due 02/15/30	300	302
Lehman Mortgage Trust Series 2005-2 Class 2A3 5.500% due 12/25/35	2	2
Series 2006-1 Class 3A3 5.500% due 02/25/36	122	120
Mastr Adjustable Rate Mortgages Trust Series 2005-1 Class B1 3.355% due 03/25/35	319	30
Series 2005-6 Class 7A1 5.377% due 06/25/35	51	50
Mastr Reperforming Loan Trust Series 2005-1 Class 1A3 7.000% due 08/25/34 (Þ)	615	629
Series 2005-1 Class 1A5 8.000% due 08/25/34 (Þ)	401	414
Series 2005-2 Class 1A4 8.000% due 05/25/35 (Þ)	421	422
Mastr Specialized Loan Trust Series 2005-2 Class A2 5.006% due 07/25/35 (Þ)	102	103
Mellon Residential Funding Corp. Series 2000-TBC2 Class A1 0.723% due 06/15/30 (Ê)	401	369
Merrill Lynch Mortgage Investors, Inc. Series 1998-C3 Class E 6.830% due 12/15/30	3,650	3,891
Series 2005-A10 Class A 0.455% due 02/25/36 (Ê)	52	35
Merrill Lynch Mortgage Trust Series 2003-KEY1 Class A4 5.236% due 11/12/35	3,000	3,178
Series 2005-CIP1 Class A2 4.960% due 07/12/38	259	263

	Principal Amount ($) or Shares	Market Value $
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-6 Class A4 5.485% due 03/12/51	200	207
MLCC Mortgage Investors, Inc. Series 2005-1 Class 2A1 2.058% due 04/25/35	1,161	1,029
Series 2005-1 Class 2A2 2.058% due 04/25/35	605	538
Series 2005-3 Class 5A 0.495% due 11/25/35 (Ê)	95	71
Morgan Stanley Capital I Series 1998-HF2 Class G 6.010% due 11/15/30 (Þ)	93	93
Morgan Stanley Dean Witter Capital I Series 2001-TOP1 Class E 7.440% due 02/15/33 (Þ)	55	55
Series 2001-TOP3 Class C 6.790% due 07/15/33	745	741
Series 2002-HQ Class B 6.640% due 04/15/34	900	906
Series 2002-IQ2 Class B 5.930% due 12/15/35	75	76
Series 2002-TOP7 Class B 6.080% due 01/15/39	1,100	1,110
Morgan Stanley Mortgage Loan Trust Series 2006-2 Class 6A 6.500% due 02/25/36	679	463
NCUA Guaranteed Notes Series 2010-R1 Class 2A 1.840% due 10/07/20	3,165	3,204
Series 2010-R3 Class 3A 2.400% due 12/08/20	973	993
Nomura Asset Acceptance Corp. Series 2004-AR4 Class 1A1 2.407% due 12/25/34	810	739
Series 2005-WF1 Class 2A2 4.786% due 03/25/35	300	273
Prime Mortgage Trust Series 2004-CL1 Class 1A2 0.645% due 02/25/34 (Ê)	62	57
Series 2004-CL1 Class 2A2 0.645% due 02/25/19 (Ê)	6	6
Prudential Commercial Mortgage Trust Series 2003-PWR1 Class C 4.706% due 02/11/36	500	483
Series 2003-PWR1 Class E 5.259% due 02/11/36 (Þ)	180	165
Residential Accredit Loans, Inc. Series 2005-QS14 Class 2A1 6.000% due 09/25/35	288	197
Residential Asset Mortgage Products, Inc. Series 2004-SL4 Class A3 6.500% due 07/25/32	36	37
Residential Asset Securitization Trust Series 2005-A10 Class A3 5.500% due 09/25/35	715	589

Russell Short Duration Bond Fund	295

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-A9CB Class A6 6.000% due 09/25/36	700	372
Residential Funding Mortgage Securities I Series 2006-S10 Class 1A7 6.000% due 10/25/36	685	555
Salomon Brothers Mortgage Securities VII, Inc. Series 2002-KEY2 Class C 5.045% due 03/18/36	150	149
Series 2003-UP2 Class A1 4.000% due 12/25/18	193	201
Structured Adjustable Rate Mortgage Loan Trust Series 2005-22 Class 4A2 5.189% due 12/25/35	13	2
Structured Asset Mortgage Investments, Inc. Series 2002-AR3 Class A1 0.904% due 09/19/32 (Ê)	21	17
Structured Asset Securities Corp. Series 2001-21A Class 1A1 2.273% due 01/25/32 (Ê)	11	9
Series 2003-34A Class 6A 2.477% due 11/25/33	427	385
Series 2005-6 Class B2 5.276% due 05/25/35	177	7
Suntrust Adjustable Rate Mortgage Loan Trust Series 2007-2 Class 3A3 5.523% due 04/25/37 (Ê)	5,888	4,114
Thornburg Mortgage Securities Trust Series 2006-6 Class A1 0.355% due 11/25/46 (Ê)	254	254
Wachovia Bank Commercial Mortgage Trust Series 2003-C4 Class D 5.040% due 04/15/35	555	561
Series 2003-C5 Class B 4.107% due 06/15/35	110	110
Series 2003-C9 Class B 5.109% due 12/15/35	240	243
Series 2005-C22 Class A3 5.289% due 12/15/44	475	486
Series 2006-WL7A Class A1 0.333% due 09/15/21 (Ê)(Þ)	935	881
Series 2007-C31 Class A4 5.509% due 04/15/47	100	104
Washington Mutual Mortgage Pass Through Certificates Series 2002-AR6 Class A 1.630% due 06/25/42 (Ê)	61	45
Series 2002-AR9 Class 1A 1.630% due 08/25/42 (Ê)	162	131
Series 2003-AR7 Class A7 2.445% due 08/25/33 (Ê)	174	165
Series 2004-AR13 Class A2A 0.620% due 11/25/34 (Ê)	497	348
Series 2005-AR13 Class A1A1 0.535% due 10/25/45 (Ê)	785	591

	Principal Amount ($) or Shares	Market Value $
Series 2006-AR8 Class 1A5 2.567% due 08/25/46	1,030	75
Series 2006-AR8 Class 2A3 5.859% due 08/25/36 (Ê)	22	4
Series 2006-AR11 Class 2A 2.850% due 09/25/46 (Ê)	427	298
Series 2007-HY3 Class 4A1 2.616% due 03/25/37	3,019	2,366
Wells Fargo Mortgage Backed Securities Trust Series 2004-BB Class A2 2.729% due 01/25/35 (Ê)	216	189
Series 2004-BB Class A4 2.729% due 01/25/35 (Ê)	563	537
Series 2004-CC Class A1 4.724% due 01/25/35 (Ê)	1,065	988
Series 2004-DD Class 2A5 2.736% due 01/25/35 (Ê)	483	464
Series 2004-E Class A2 4.500% due 05/25/34 (Ê)	299	302
Series 2004-EE Class 3A1 2.750% due 12/25/34 (Ê)	193	185
Series 2004-I Class 1A1 2.737% due 07/25/34	242	234
Series 2004-T Class A1 2.697% due 09/25/34 (Ê)	394	364
Series 2005-9 Class 1A1 4.750% due 10/25/35	110	109
Series 2005-17 Class 1A1 5.500% due 01/25/36	339	305
Series 2005-AR2 Class 2A1 2.726% due 03/25/35 (Ê)	344	289
Series 2005-AR2 Class 2A2 2.726% due 03/25/35 (Ê)	349	297
Series 2005-AR8 Class 2A1 2.723% due 06/25/35	275	254
Series 2005-AR16 Class 2A1 2.746% due 10/25/35	1,505	1,364
Series 2005-AR16 Class 6A3 2.722% due 10/25/35	4,292	3,701
Series 2006-3 Class A1 5.500% due 03/25/36	688	684
Series 2006-4 Class 2A3 5.750% due 04/25/36	526	253
Series 2006-6 Class 1A22 6.000% due 05/25/36 (Ê)	3,176	2,821
Series 2006-AR2 Class 2A1 2.718% due 03/25/36	591	479
Series 2006-AR4 Class 1A1 5.772% due 04/25/36 (Ê)	391	319
Series 2006-AR4 Class 2A1 5.617% due 04/25/36 (Ê)	88	78
Series 2006-AR10 Class 4A1 2.739% due 07/25/36 (Ê)	767	566
Series 2006-AR17 Class A1 2.614% due 10/25/36 (Ê)	2,170	1,593

296	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Series 2006-AR18 Class 2A2 5.394% due 11/25/36		302	41
Series 2007-AR8 Class A1 6.069% due 11/25/37		1,172	883

			468,943

Municipal Bonds - 0.1%
New Jersey Economic Development Authority Revenue Bonds 1.347% due 06/15/13 (Ê)		1,000	1,000

Non-US Bonds - 4.2%
Arran Residential Mortgages Funding PLC Series 2011-1A Class A1B 2.735% due 11/19/47 (Ê)(Þ)	EUR	4,564	6,308
Brazil Notas do Tesouro Nacional Serie B Series NTNB 6.000% due 05/15/13	BRL	445	569
Brazil Notas do Tesouro Nacional Serie F Series NTNF 10.000% due 01/01/14	BRL	969	574
10.000% due 01/01/17	BRL	900	513
Canada Housing Trust No. 1 2.450% due 12/15/15 (Þ)	CAD	7,400	7,649
3.800% due 06/15/21 (Þ)	CAD	100	109
Canadian Government Bond
3.000% due 12/01/15	CAD	5,100	5,433
2.000% due 06/01/16	CAD	3,700	3,793
2.750% due 09/01/16	CAD	200	212
3.250% due 06/01/21	CAD	200	217
Chester Asset Receivables Dealings Series 2008-A1 Class A 2.335% due 01/15/14 (Ê)	EUR	1,900	2,629
Colombia Government International Bond 12.000% due 10/22/15	COP	2,000,000	1,358
German Treasury Bills 4.000% due 01/04/18	EUR	150	239
Granite Master Issuer PLC Series 2006-2 Class A6 0.810% due 12/20/54 (Ê)	GBP	1,182	1,814
Kreditanstalt fuer Wiederaufbau 2.000% due 09/07/16	EUR	400	558
4.375% due 07/04/18	EUR	700	1,096
3.875% due 01/21/19	EUR	800	1,222
Mexican Bonos Series M 6.250% due 06/16/16	MXN	11,625	917
8.000% due 06/11/20	MXN	8,945	760
Nationwide Building Society 1.757% due 12/22/16 (Ê)	EUR	4,300	5,695
Opera Finance PLC Series 2005-CSC3 Class A 1.215% due 04/25/17 (Ê)	GBP	336	477

	Principal Amount ($) or Shares		Market Value $
Poland Government Bond Series 1020 5.250% due 10/25/20	PLN	1,635	499
Province of Ontario Canada 4.000% due 06/02/21	CAD	2,605	2,783
United Kingdom Gilt 4.250% due 09/07/39	GBP	200	371

			45,795

United States Government Agencies - 0.4%
Federal Home Loan Mortgage Corp. 1.375% due 02/25/14		925	943
2.000% due 08/25/16		2,175	2,251
Federal National Mortgage Association Zero coupon due 10/09/19		1,670	1,262

			4,456

United States Government Treasuries - 13.6%
United States Treasury Principal Only STRIP Zero coupon due 08/15/20		3,765	3,127
United States Treasury Inflation Indexed Bonds 1.625% due 01/15/15		2,331	2,537
2.000% due 01/15/16		850	957
0.125% due 04/15/16		22,064	23,114
United States Treasury Notes 0.250% due 10/31/13		57,110	57,097
0.500% due 10/15/14		22,380	22,434
1.000% due 10/31/16		24,950	24,938
1.375% due 09/30/18		7,395	7,289
2.125% due 08/15/21		7,330	7,298

			148,791

Total Long-Term Investments (cost $1,011,995)			1,014,867

Preferred Stocks - 0.2%
Financial Services - 0.2%
DG Funding Trust (Å)		219	1,648
Wells Fargo & Co.		300	317

			1,965

Total Preferred Stocks (cost $2,483)			1,965

Short-Term Investments - 11.6%
Ally Financial, Inc. Series* 6.875% due 08/28/12		300	304
American Express Travel Related Services Co., Inc. 5.250% due 11/21/11 (Þ)		2,020	2,024
American International Group, Inc. 4.950% due 03/20/12		100	100
Banco Santander Chile 1.659% due 04/20/12 (Ê)(Þ)		700	700

Russell Short Duration Bond Fund	297

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

BellSouth Corp. 4.463% due 04/26/12 (Þ)	6,600	6,725
Berkshire Hathaway Finance Corp. 4.000% due 04/15/12	440	447
BMW Vehicle Owner Trust Series 2011-A Class A1 0.306% due 09/25/12	2,849	2,851
BP Capital Markets PLC 2.750% due 02/27/12	300	302
3.125% due 03/10/12	1,000	1,008
Capital Auto Receivables Asset Trust Series 2008-2 Class A3A 4.680% due 10/15/12	15	15
CarMax Auto Owner Trust Series 2011-2 Class A1 0.311% due 09/17/12	1,076	1,077
Citigroup, Inc. 5.625% due 08/27/12	200	204
Commonwealth Edison Co. Series 98 6.150% due 03/15/12	250	255
COX Communications, Inc. 7.125% due 10/01/12	2,250	2,372
Daimler Finance NA LLC 7.300% due 01/15/12	2,000	2,026
Danske Bank A/S 2.500% due 05/10/12 (Þ)	200	202
Dominion Resources, Inc. Series B 6.250% due 06/30/12	350	362
Dow Chemical Co. (The) 4.850% due 08/15/12	5,455	5,618
Enterprise Products Operating LLC 4.600% due 08/01/12	1,000	1,021
Erste Abwicklungsanstalt 0.350% due 01/11/12 (ž)	2,700	2,698
Export-Import Bank of Korea 1.050% due 03/03/12 (Þ)	700	558
Fannie Mae 5.250% due 08/01/12	2,230	2,310
FCE Bank PLC 7.125% due 01/16/12	1,100	1,532
Federal Home Loan Mortgage Corp.
Structured Pass Through Securities Series 2002-50 Class A6 3.614% due 09/27/12	65	66
Federal National Mortgage Association 2.000% due 01/09/12	210	211
Federal National Mortgage Association Discount Notes Zero coupon due 11/09/11 (ç)(ž)	6,360	6,360
Ford Motor Credit Co. LLC 3.148% due 01/13/12 (Ê)	300	300
7.500% due 08/01/12	525	543
Fortis Bank Nederland Holding NV 3.000% due 04/17/12	100	140
Freddie Mac 2.125% due 03/23/12	325	328

	Principal Amount ($) or Shares		Market Value $
IBM International Group Capital LLC 5.050% due 10/22/12	335		349
ING Bank NV 2.625% due 02/09/12 (Þ)	3,400		3,419
1.169% due 03/30/12 (Ê)(Þ)	300		300
International Lease Finance Corp. 5.400% due 02/15/12	200		200
Itau Unibanco Holding SA) 1.750% due 01/17/12 (ž)	1,600		1,596
Zero coupon due 02/06/12 (ž)	3,500		3,487
Kells Funding, LLC 0.270% due 11/03/11 (ç)(ž)	600		600
Lehman Brothers Holdings, Inc.
1.000% due 04/05/11	10		3
MeadWestvaco Corp. 6.850% due 04/01/12	700		710
Merrill Lynch & Co., Inc. 5.571% due 10/04/12	2,200		2,251
Nationwide Building Society 2.500% due 08/17/12 (Þ)	400		406
New Cingular Wireless Services, Inc. 8.125% due 05/01/12	1,200		1,244
Pfizer, Inc. 4.450% due 03/15/12	490		497
Pricoa Global Funding I 0.528% due 01/30/12 (Ê)(Þ)	200		200
Regions Financial Corp. 0.528% due 06/26/12 (Ê)	1,100		1,081
Russell U.S. Cash Management Fund	48,941,535	(¥)	48,942
Santander Drive Auto Receivables Trust Series 2011-4 Class A1 0.419% due 10/15/12	3,580		3,583
Santander US Debt SA Unipersonal 1.169% due 03/30/12 (Ê)(Þ)	1,800		1,796
SBAB Bank AB 3.125% due 03/23/12 (Þ)	1,500		1,515
Societe Financement de l’Economie Francaise 2.125% due 05/20/12	300		417
Springleaf Finance Corp. Series MTNI 4.875% due 07/15/12	300		288
Sprint Capital Corp. 8.375% due 03/15/12	1,810		1,828
State of Illinois General Obligation Unlimited 2.766% due 01/01/12	1,000		1,003
TIAA Global Markets, Inc. 5.125% due 10/10/12 (Þ)	1,000		1,042
UBS AG 1.403% due 02/23/12 (Ê)	700		702
Union Pacific Corp. 6.500% due 04/15/12	345		353
United States Treasury Bills 0.014% due 01/12/12 (ž)	771		771
0.007% due 01/12/12 (ž)	310		310
0.008% due 03/01/12 (ž)	370		370
0.011% due 03/15/12 (ž)	270		270

298	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Zero coupon due 04/26/12 (ž)	300	300
Volkswagen International Finance NV 0.824% due 10/01/12 (Ê)(Þ)	1,700	1,703
Wachovia Corp. 5.060% due 05/25/12 (Ê)	2,700	2,825

Total Short-Term Investments (cost $126,824)		127,020

Repurchase Agreements - 11.1%
Agreement with Bank of America and The Bank of New York Mellon Corp. (Tri-Party) of $16,600 dated October 31, 2011, at 0.110% to be repurchased at $16,600 on November 1, 2011 collateralized by: $13,619 par various United States Government Agency Obligations, valued at $17,147	16,600	16,600
Agreement with Bank of America and The Bank of New York Mellon Corp. (Tri-Party) of $59,100 dated October 31, 2011, at 0.110% to be repurchased at $59,100 on November 1, 2011 collateralized by: $60,153 par various United States Government Agency Obligations, valued at $60,322	59,100	59,100
Agreement with Citigroup Global Markets, Inc. and The Bank of New York Mellon Corp. (Tri-Party) of $6,600 dated October 31, 2011, at 0.090% to be repurchased at $6,600 on November 1, 2011 collateralized by: $6,350 par various United States Government Agency Obligations, valued at $6,713	6,600	6,600
Agreement with Duetsche Bank and The Bank of New York Mellon Corp. (Tri-Party) of $800 dated October 31, 2011, at 0.090% to be repurchased at $800 on November 1, 2011 collateralized by: $779 par various United States Government Agency Obligations, valued at $816	800	800
Agreement with Goldman Sachs and The Bank of New York Mellon Corp. (Tri-Party) of $10,000 dated October 31, 2011, at 0.130% to be repurchased at $10,000 on November 1, 2011 collateralized by: $9,797 par various United States Government Agency Obligations, valued at $10,422	10,000	10,000

A portion of the portfolio has been fair valued as of period end.

	Principal Amount ($) or Shares	Market Value $
Agreement with Morgan Stanley and The Bank of New York Mellon Corp. (Tri-Party) of $28,400 dated October 31, 2011, at 0.110% to be repurchased at $28,400 on November 1, 2011 collateralized by: $28,791 par various United States Government Agency Obligations, valued at $28,917	28,400	28,400

Total Repurchase Agreements (cost $121,500)		121,500

Total Investments - 115.7% (identified cost $1,262,802)		1,265,352

Other Assets and Liabilities, Net - (15.7%)		(171,501)

Net Assets - 100.0%		1,093,851

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund	299

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Eurodollar Futures (CME)	9	USD	2,239	12/11	1
Eurodollar Futures (CME)	6	USD	1,491	12/12	6
Eurodollar Futures (CME)	789	USD	196,126	03/13	(154)
Eurodollar Futures (CME)	176	USD	43,725	06/13	255
Eurodollar Futures (CME)	46	USD	11,418	09/13	76
Eurodollar Futures (CME)	18	USD	4,454	03/14	51
United States Treasury 2 Year Note Futures	434	USD	95,602	12/11	(58)

Short Positions
United States Treasury 5 Year Note Futures	329	USD	40,338	12/11	(83)
United States Treasury 10 Year Note Futures	395	USD	50,980	12/11	(68)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					26

See accompanying notes which are an integral part of the financial statements.

300	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except contract amounts)

Options Written	Call/Put	Number of Contracts	Strike Price	Notional Amount		Expiration Date	Market Value $

Eurodollar Futures	Put	54	99.00	USD	135	03/19/12	(6)
Forward Volatility Agreements	Call	1	0.00	USD	2,900	11/14/11	(34)

Swaptions
(Fund Receives/Fund Pays)
USD Three Month LIBOR/USD 0.850%	Call	8	0.00		53,400	12/21/11	(14)
USD 0.650%/USD Three Month LIBOR	Put	1	0.00		6,400	11/14/11	—
USD 1.750%/USD Three Month LIBOR	Put	1	0.00		5,700	11/14/11	(1)
USD 1.750%/USD Three Month LIBOR	Put	1	0.00		24,400	07/11/13	(43)
USD 2.250%/USD Three Month LIBOR	Put	3	0.00		26,600	09/24/12	(20)
USD 2.750%/USD Three Month LIBOR	Put	1	0.00		5,700	11/14/11	—
USD 2.750%/USD Three Month LIBOR	Put	2	0.00		14,800	06/18/12	(6)
USD 3.000%/USD Three Month LIBOR	Put	6	0.00		30,000	06/18/12	(9)
USD 3.250%/USD Three Month LIBOR	Put	2	0.00		5,200	07/16/12	(8)

Total Liability for Options Written (premiums received $1,119)							(141)

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund	301

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Bank of America	USD	1,079	EUR	775	11/14/11	(7)
Bank of America	CAD	298	USD	300	11/01/11	1
Barclays Bank PLC	USD	5,400	CNY	34,852	11/15/11	84
Barclays Bank PLC	USD	109	MYR	321	11/10/11	(4)
Barclays Bank PLC	CAD	204	USD	201	11/17/11	(3)
Barclays Bank PLC	CAD	627	USD	603	11/17/11	(26)
Barclays Bank PLC	EUR	6,615	USD	9,086	01/17/12	(63)
Barclays Bank PLC	INR	23,472	USD	470	11/18/11	(10)
Barclays Bank PLC	KRW	441,169	USD	390	11/14/11	(8)
Barclays Bank PLC	MXN	1,338	USD	100	11/18/11	—
Barclays Bank PLC	MXN	4,075	USD	300	11/18/11	(5)
Barclays Bank PLC	MXN	4,500	USD	327	11/18/11	(10)
Barclays Bank PLC	PHP	17,644	USD	400	11/15/11	(14)
Barclays Bank PLC	TWD	4,077	USD	133	01/11/12	(3)
BNP Paribas	KRW	227,060	USD	200	11/14/11	(5)
Citibank	USD	624	CAD	641	11/17/11	19
Citibank	USD	3,000	CNY	19,086	11/15/11	3
Citibank	USD	20,265	EUR	14,291	11/02/11	(490)
Citibank	USD	2,147	INR	96,214	11/18/11	(176)
Citibank	USD	6,360	MXN	85,211	11/18/11	25
Citibank	AUD	2,685	USD	2,625	11/10/11	(202)
Citibank	CAD	11	USD	11	11/17/11	—
Citibank	CAD	102	USD	101	11/17/11	(1)
Citibank	CAD	240	USD	230	11/17/11	(11)
Citibank	CAD	823	USD	788	11/17/11	(37)
Citibank	CAD	2,500	USD	2,423	11/17/11	(84)
Citibank	EUR	3,773	USD	5,236	11/02/11	15
Citibank	EUR	14,291	USD	20,258	12/02/11	490
Citibank	GBP	3,241	USD	5,191	12/08/11	(18)
Citibank	INR	20,008	USD	400	11/18/11	(10)
Citibank	KRW	116,260	USD	100	11/14/11	(5)
Citibank	MXN	1,331	USD	100	11/18/11	—
Citibank	MXN	2,683	USD	200	11/18/11	(1)
Citibank	MXN	2,714	USD	200	11/18/11	(3)
Citibank	MYR	321	USD	100	11/10/11	(5)
Citibank	PHP	4,396	USD	100	11/15/11	(3)
Citibank	PHP	4,397	USD	100	11/15/11	(3)
Citibank	PHP	8,732	USD	200	11/15/11	(5)
Citibank	PHP	15,026	USD	346	11/15/11	(6)
Citibank	PHP	17,444	USD	400	11/15/11	(9)
Citibank	PHP	30,926	USD	700	11/15/11	(25)
Credit Suisse First Boston	KRW	236,700	USD	200	11/14/11	(13)
Credit Suisse First Boston	KRW	236,760	USD	200	11/14/11	(13)
Credit Suisse First Boston	KRW	353,550	USD	300	11/14/11	(19)
Credit Suisse First Boston	KRW	447,000	USD	370	11/14/11	(33)
Credit Suisse First Boston	KRW	894,000	USD	741	11/14/11	(65)
Deutsche Bank AG	USD	300	CAD	298	11/01/11	(1)
Deutsche Bank AG	USD	398	CNY	2,534	11/15/11	1
Deutsche Bank AG	USD	129	EUR	91	11/01/11	(3)
Deutsche Bank AG	CAD	298	USD	300	11/17/11	1
Deutsche Bank AG	CAD	304	USD	300	11/17/11	(5)
Deutsche Bank AG	CAD	2,938	USD	2,958	11/17/11	11
Deutsche Bank AG	EUR	91	USD	129	01/17/12	3

See accompanying notes which are an integral part of the financial statements.

302	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Deutsche Bank AG	EUR	6,225	USD	8,587	01/17/12	(22)
Deutsche Bank AG	GBP	187	USD	296	12/08/11	(5)
Deutsche Bank AG	INR	4,928	USD	100	11/18/11	(1)
Deutsche Bank AG	INR	18,000	USD	362	11/18/11	(6)
Deutsche Bank AG	KRW	114,930	USD	100	11/14/11	(4)
Deutsche Bank AG	KRW	115,030	USD	100	11/14/11	(4)
Goldman Sachs	CAD	404	USD	406	11/17/11	1
HSBC Bank PLC	USD	484	BRL	817	11/03/11	(8)
HSBC Bank PLC	USD	8,469	BRL	13,770	11/03/11	(448)
HSBC Bank PLC	USD	14	EUR	—	11/01/11	(14)
HSBC Bank PLC	BRL	817	USD	430	11/03/11	(46)
HSBC Bank PLC	BRL	181	USD	100	01/04/12	(4)
HSBC Bank PLC	EUR	—	USD	—	11/01/11	—
HSBC Bank PLC	EUR	1,640	USD	2,273	11/14/11	5
HSBC Bank PLC	MXN	1,359	USD	100	11/18/11	(2)
HSBC Bank PLC	MXN	4,080	USD	300	11/18/11	(6)
JPMorgan Chase Bank	USD	5,540	KRW	5,877,323	11/14/11	(242)
JPMorgan Chase Bank	CAD	101	USD	99	11/17/11	(2)
JPMorgan Chase Bank	CAD	407	USD	402	11/17/11	(6)
JPMorgan Chase Bank	EUR	1,102	USD	1,501	11/14/11	(23)
JPMorgan Chase Bank	GBP	548	USD	854	11/14/11	(27)
JPMorgan Chase Bank	INR	9,938	USD	200	11/18/11	(3)
JPMorgan Chase Bank	INR	19,868	USD	400	11/18/11	(7)
JPMorgan Chase Bank	JPY	44,577	USD	581	11/14/11	11
JPMorgan Chase Bank	KRW	117,450	USD	100	11/14/11	(6)
JPMorgan Chase Bank	KRW	1,782,500	USD	1,500	11/14/11	(107)
JPMorgan Chase Bank	MXN	26,527	USD	1,983	11/14/11	(5)
JPMorgan Chase Bank	MXN	2,500	USD	182	11/18/11	(5)
JPMorgan Chase Bank	MXN	2,601	USD	189	11/18/11	(6)
JPMorgan Chase Bank	MXN	5,404	USD	400	11/18/11	(5)
JPMorgan Chase Bank	PHP	21,995	USD	500	11/15/11	(15)
JPMorgan Chase Bank	PLN	1,031	USD	325	11/14/11	2
Morgan Stanley & Co., Inc.	USD	7,745	BRL	13,770	01/04/12	163
Morgan Stanley & Co., Inc.	BRL	13,770	USD	7,842	11/03/11	(179)
Morgan Stanley & Co., Inc.	CAD	102	USD	100	11/17/11	(2)
Morgan Stanley & Co., Inc.	EUR	775	USD	1,095	11/14/11	22
Morgan Stanley & Co., Inc.	KRW	110,975	USD	100	11/14/11	—
Morgan Stanley & Co., Inc.	MXN	1,340	USD	100	11/18/11	—
Morgan Stanley & Co., Inc.	MXN	1,359	USD	100	11/18/11	(2)
Morgan Stanley & Co., Inc.	MXN	2,722	USD	200	11/18/11	(4)
Morgan Stanley & Co., Inc.	TWD	3,052	USD	100	01/11/12	(2)
Morgan Stanley & Co., Inc.	TWD	3,057	USD	100	01/11/12	(2)
Royal Bank of Canada	CAD	314	USD	300	11/17/11	(15)
Royal Bank of Canada	CAD	515	USD	504	11/17/11	(12)
Royal Bank of Canada	CAD	1,130	USD	1,089	11/17/11	(44)
Royal Bank of Canada	CAD	4,406	USD	4,451	11/17/11	32
UBS AG	USD	2,740	PHP	120,560	11/15/11	86
UBS AG	USD	336	TWD	10,186	01/11/12	5
UBS AG	BRL	180	USD	100	01/04/12	(4)
UBS AG	BRL	181	USD	100	01/04/12	(4)
UBS AG	CAD	13	USD	12	11/17/11	(1)
UBS AG	EUR	10,518	USD	14,507	11/02/11	(47)
UBS AG	KRW	683,940	USD	600	11/14/11	(17)

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund	303

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

UBS AG	MXN	1,326	USD	100	11/18/11	1
UBS AG	MXN	1,332	USD	100	11/18/11	—
UBS AG	MXN	1,333	USD	100	11/18/11	—
UBS AG	MXN	1,339	USD	100	11/18/11	—
UBS AG	MXN	1,346	USD	100	11/18/11	(1)
UBS AG	MXN	2,662	USD	200	11/18/11	1
UBS AG	MXN	2,690	USD	200	11/18/11	(2)
UBS AG	MXN	4,054	USD	300	11/18/11	(4)
UBS AG	MXN	4,075	USD	300	11/18/11	(5)
UBS AG	MXN	13,494	USD	1,000	11/18/11	(11)
UBS AG	MXN	13,556	USD	1,000	11/18/11	(16)

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(1,825)

See accompanying notes which are an integral part of the financial statements.

304	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Interest Rate Swap Contracts
Counterparty	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

Barclays Bank PLC	BRL	2,000	11.910%	Brazil Interbank Deposit Rate	01/02/13	34
Barclays Bank PLC	BRL	400	11.990%	Brazil Interbank Deposit Rate	01/02/14	9
Barclays Bank PLC	BRL	7,200	10.830%	Brazil Interbank Deposit Rate	01/02/14	24
BNP Paribas	BRL	500	11.880%	Brazil Interbank Deposit Rate	01/02/13	9
BNP Paribas	BRL	2,800	12.800%	Brazil Interbank Deposit Rate	01/02/13	70
BNP Paribas	BRL	400	12.110%	Brazil Interbank Deposit Rate	01/02/14	10
BNP Paribas	BRL	3,700	12.560%	Brazil Interbank Deposit Rate	01/02/14	102
BNP Paribas	USD	19,100	1.000%	1 Month Federal Fund Effective Rate	09/19/14	248
Credit Suisse Financial Products	BRL	2,400	12.480%	Brazil Interbank Deposit Rate	01/02/13	50
Goldman Sachs	BRL	2,600	11.890%	Brazil Interbank Deposit Rate	01/02/13	46
Goldman Sachs	USD	200	3.000%	Three Month LIBOR	10/13/21	13
HSBC	BRL	400	11.140%	Brazil Interbank Deposit Rate	01/02/12	5
HSBC	BRL	500	11.880%	Brazil Interbank Deposit Rate	01/02/13	8
HSBC	BRL	600	10.450%	Brazil Interbank Deposit Rate	01/02/13	—
HSBC	BRL	1,200	11.890%	Brazil Interbank Deposit Rate	01/02/13	21
HSBC	BRL	3,000	12.830%	Brazil Interbank Deposit Rate	01/02/13	76
HSBC	BRL	3,500	12.300%	Brazil Interbank Deposit Rate	01/02/13	82
HSBC	BRL	4,800	11.510%	Brazil Interbank Deposit Rate	01/02/13	33
HSBC	BRL	200	12.540%	Brazil Interbank Deposit Rate	01/02/14	6
HSBC	BRL	1,000	10.990%	Brazil Interbank Deposit Rate	01/02/14	5
HSBC	BRL	1,400	10.530%	Brazil Interbank Deposit Rate	01/02/14	—
JPMorgan	BRL	2,400	12.170%	Brazil Interbank Deposit Rate	01/02/13	52
JPMorgan	BRL	5,500	12.070%	Brazil Interbank Deposit Rate	01/02/13	85
JPMorgan	BRL	300	10.870%	Brazil Interbank Deposit Rate	01/02/14	1
JPMorgan	BRL	700	12.200%	Brazil Interbank Deposit Rate	01/02/14	18
Merrill Lynch	BRL	5,600	11.900%	Brazil Interbank Deposit Rate	01/02/13	94
Morgan Stanley	BRL	700	11.980%	Brazil Interbank Deposit Rate	01/02/13	13
Morgan Stanley	BRL	1,800	10.455%	Brazil Interbank Deposit Rate	01/02/13	1
Morgan Stanley	BRL	7,500	12.590%	Brazil Interbank Deposit Rate	01/02/13	167
Morgan Stanley	BRL	2,200	10.580%	Brazil Interbank Deposit Rate	01/02/14	2
Morgan Stanley	BRL	3,400	11.890%	Brazil Interbank Deposit Rate	01/02/14	58
Royal Bank of Canada	BRL	400	11.955%	Brazil Interbank Deposit Rate	01/02/13	5
Royal Bank of Scotland	BRL	400	11.950%	Brazil Interbank Deposit Rate	01/02/13	5
UBS	BRL	100	11.980%	Brazil Interbank Deposit Rate	01/02/12	2
UBS	BRL	300	12.070%	Brazil Interbank Deposit Rate	01/02/13	6
UBS	BRL	500	11.850%	Brazil Interbank Deposit Rate	01/02/13	4
UBS	BRL	600	10.605%	Brazil Interbank Deposit Rate	01/02/13	1
UBS	BRL	300	12.250%	Brazil Interbank Deposit Rate	01/02/14	8
UBS	BRL	1,200	10.770%	Brazil Interbank Deposit Rate	01/02/14	3
UBS	BRL	5,300	11.760%	Brazil Interbank Deposit Rate	01/02/14	64

Total Market Value on Open Interest Rate Swap Contracts Premiums Paid (Received) - $42 (å)						1,440

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund	305

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Credit Default Swap Contracts
Corporate Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $

Ally Financial, Inc.	JPMorgan	2.371%	USD	500	5.000%	06/20/15	48
Berkshire Hathaway, Inc.	Bank of America	1.496%	USD	400	1.000%	03/20/16	(8)
Credit Agricole (London)	Citibank	1.930%	USD	300	(1.000%)	03/20/14	6
Credit Agricole (London)	Credit Suisse Financial Products	4.044%	EUR	300	3.000%	06/20/16	(17)
Credit Agricole (London)	Deutsche Bank	4.044%	EUR	300	3.000%	06/20/16	(17)
Gazprom	Morgan Stanley	1.108%	USD	1,400	0.860%	11/20/11	6
Gazprom	Deutsche Bank	1.490%	USD	1,200	1.000%	12/20/12	—
Gazprom	UBS	1.490%	USD	1,200	1.000%	12/20/12	—
GE Capital Corp.	Barclays Bank PLC	1.843%	USD	700	1.670%	03/20/13	(1)
GE Capital Corp.	BNP Paribas	1.843%	USD	100	1.250%	03/20/13	(1)
GE Capital Corp.	BNP Paribas	1.843%	USD	1,200	1.300%	03/20/13	(8)
GE Capital Corp.	Citibank	2.055%	USD	100	4.900%	12/20/13	7
GE Capital Corp.	Citibank	2.055%	USD	200	4.325%	12/20/13	11
GE Capital Corp.	Citibank	2.055%	USD	200	4.200%	12/20/13	10
GE Capital Corp.	Deutsche Bank	2.055%	USD	200	4.230%	12/20/13	10
MetLife, Inc.	JPMorgan	1.956%	USD	1,400	1.000%	09/20/13	(26)
Petbra	Deutsche Bank	0.685%	USD	600	1.000%	09/20/12	2
Wells Fargo & Co.	Goldman Sachs	1.0275%	USD	1,100	1.000%	06/20/13	—

Total Market Value on Open Corporate Issues Premiums Paid (Received) - ($53) (å)							22

Credit Indices
Reference Entity	Counterparty	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $

Dow Jones CDX Index	Barclays Bank PLC	USD	6,200	5.000%	06/20/15	597
Dow Jones CDX Index	Barclays Bank PLC	USD	2,100	5.000%	12/20/15	220
Dow Jones CDX Index	Barclays Bank PLC	USD	300	5.000%	06/20/16	32
Dow Jones CDX Index	Barclays Bank PLC	USD	1,000	5.000%	06/20/15	96
Dow Jones CDX Index	Deutsche Bank	USD	772	0.708%	12/20/12	6
Dow Jones CDX Index	Deutsche Bank	USD	200	5.000%	12/20/15	21
Dow Jones CDX Index	HSBC	USD	200	5.000%	12/20/15	21
Dow Jones CDX Index	HSBC	USD	1,700	5.000%	06/20/15	164
Dow Jones CDX Index	JPMorgan	USD	96	0.553%	12/20/17	1
Dow Jones CDX Index	Morgan Stanley	USD	200	5.000%	12/20/15	21
Dow Jones CDX Index	Morgan Stanley	USD	300	5.000%	06/20/15	29
Dow Jones CDX Index	Pershing LLC 1st Republic P.B.	USD	96	0.548%	12/20/17	1
iTraxx SovX Western Europe Series 5 Index	BNP Paribas	EUR	8,900	1.000%	12/20/15	(265)

Total Market Value on Open Credit Indices Premiums Paid (Received) - $876						944

Credit Default Swap Contracts
Sovereign Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $

Abu Dhabi	Morgan Stanley	8.681%	USD	900	1.000%	12/20/15	6
Brazil Government International Bond	BNP Paribas	5.445%	USD	1,700	1.000%	12/20/12	10
Brazil Government International Bond	Citibank	5.445%	USD	1,100	1.000%	12/20/12	6
Brazil Government International Bond	Goldman Sachs	5.445%	USD	1,600	1.000%	12/20/12	9
Brazil Government International Bond	Barclays Bank PLC	11.631%	USD	1,700	1.000%	09/20/15	(10)
Brazil Government International Bond	Citibank	11.631%	USD	1,000	1.000%	09/20/15	(6)
Brazil Government International Bond	HSBC	11.631%	USD	700	1.000%	09/20/15	(4)

See accompanying notes which are an integral part of the financial statements.

306	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Credit Default Swap Contracts
Sovereign Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $
Brazil Government International Bond	UBS	1.163%	USD	500	1.000%	09/20/15	(3)
Brazil Government International Bond	Citibank	1.254%	USD	3,300	1.000%	03/20/16	(34)
Brazil Government International Bond	HSBC	1.254%	USD	300	1.000%	03/20/16	(3)
Brazil Government International Bond	Credit Suisse Financial Products	1.303%	USD	2,200	1.000%	06/20/16	(28)
China Government International Bond	Barclays Bank PLC	0.641%	USD	700	1.000%	12/20/12	4
China Government International Bond	Deutsche Bank	2.079%	USD	700	1.000%	12/20/16	(36)
France Government International Bond	Citibank	1.607%	USD	200	0.250%	12/20/15	(10)
France Government International Bond	Citibank	1.726%	USD	700	0.250%	09/20/16	(46)
France Government International Bond	Deutsche Bank	1.726%	USD	2,000	0.250%	09/20/16	(131)
France Government International Bond	HSBC	1.726%	USD	1,700	0.250%	09/20/16	(111)
France Government International Bond	Morgan Stanley	1.726%	USD	2,600	0.250%	09/20/16	(170)
German Government International Bond	Citibank	0.813%	USD	2,000	0.250%	09/20/16	(52)
German Government International Bond	Morgan Stanley	0.813%	USD	4,900	0.250%	09/20/16	(128)
Italy Government International Bond	BNP Paribas	4.388%	USD	1,900	1.000%	06/20/16	(253)
Japan Government International Bond	Pamure Gordon & Co. Ltd.	0.785%	USD	800	1.000%	06/20/15	8
Japan Government International Bond	Bank of America	0.853%	USD	500	1.000%	12/20/15	4
Japan Government International Bond	Barclays Bank PLC	0.853%	USD	500	1.000%	12/20/15	4
Japan Government International Bond	Morgan Stanley	0.853%	USD	500	1.000%	12/20/15	4
Japan Government International Bond	UBS	0.853%	USD	500	1.000%	12/20/15	4
Japan Government International Bond	Bank of America	0.898%	USD	1,100	1.000%	03/20/16	7
Japan Government International Bond	Bank of America	0.898%	USD	800	1.000%	03/20/16	5
Japan Government International Bond	Barclays Bank PLC	0.898%	USD	1,400	1.000%	03/20/16	9
Japan Government International Bond	JPMorgan	0.898%	USD	700	1.000%	03/20/16	4
Japan Government International Bond	JPMorgan	0.898%	USD	1,200	1.000%	03/20/16	7
Korea Government International Bond	Deutsche Bank	0.714%	USD	900	1.000%	12/20/12	5
Korea Government International Bond	Deutsche Bank	0.714%	USD	800	1.000%	12/20/12	4
Korea Government International Bond	Deutsche Bank	1.604%	USD	300	1.000%	12/20/16	(8)
Mexico Government International Bond	Citibank	0.431%	USD	400	1.000%	12/20/12	3
Mexico Government International Bond	Goldman Sachs	0.431%	USD	1,900	1.000%	12/20/12	14
Mexico Government International Bond	JPMorgan	0.431%	USD	2,500	1.000%	12/20/12	18
Mexico Government International Bond	Barclays Bank PLC	1.149%	USD	1,700	1.000%	09/20/15	(9)
Mexico Government International Bond	Deutsche Bank	1.240%	USD	1,100	1.000%	03/20/16	(11)
Mexico Government International Bond	Deutsche Bank	1.285%	USD	2,500	1.000%	06/20/16	(30)
Mexico Government International Bond	HSBC	1.642%	USD	1,300	1.000%	03/20/21	(65)
Russian Government International Bond	HSBC	0.865%	USD	2,200	1.000%	12/20/12	4
Spain Government International Bond	Bank of America	3.320%	USD	100	1.000%	03/20/16	(9)
Spain Government International Bond	Citibank	3.337%	USD	1,900	1.000%	06/20/16	(181)
United Kingdom Gilt	BNP Paribas	0.550%	USD	400	1.000%	03/20/15	6
United Kingdom Gilt	Goldman Sachs	0.550%	USD	100	1.000%	03/20/15	1
United Kingdom Gilt	UBS	0.550%	USD	300	1.000%	03/20/15	4
United Kingdom Gilt	UBS	0.550%	USD	100	1.000%	03/20/15	1
United Kingdom Gilt	UBS	0.550%	USD	100	1.000%	03/20/15	1
United Kingdom Gilt	UBS	0.550%	USD	200	1.000%	03/20/15	3
United Kingdom Gilt	Citibank	0.716%	USD	500	1.000%	03/20/16	6
United Kingdom Gilt	Deutsche Bank	0.716%	USD	400	1.000%	03/20/16	5
United Kingdom Gilt	Goldman Sachs	0.716%	USD	300	1.000%	03/20/16	4
United Kingdom Gilt	Goldman Sachs	0.716%	USD	500	1.000%	03/20/16	6
United Kingdom Gilt	UBS	0.759%	USD	800	1.000%	06/20/16	9
United Kingdom Gilt	Goldman Sachs	0.796%	USD	1,300	1.000%	09/20/16	13
United Kingdom Gilt	Morgan Stanley	0.796%	USD	1,100	1.000%	09/20/16	11
United Kingdom Gilt	Morgan Stanley	0.796%	USD	5,500	1.000%	09/20/16	57
United States Government Bond	BNP Paribas	0.388%	EUR	2,000	0.250%	09/20/16	(29)

Total Market Value on Open Sovereign Issues Premiums Paid (Received) - ($716)							(1,101)

Total Market Value on Open Credit Default Swap Contracts Premiums Paid (Received) - $107 (å)							(135)

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund	307

Russell Investment Company

Russell Short Duration Bond Fund

Presentation of Portfolio Holdings — October 31, 2011

Amounts in thousands

	Market Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets

Long-Term Investments
Asset-Backed Securities	$—	$81,833	$599	$82,432	7.5
Corporate Bonds and Notes	—	134,769	1,682	136,451	12.5
International Debt	—	125,092	854	125,946	11.5
Loan Agreements	—	1,053	—	1,053	0.1
Mortgage-Backed Securities	—	463,927	5,016	468,943	42.9
Municipal Bonds	—	1,000	—	1,000	0.1
Non-US Bonds	—	45,795	—	45,795	4.2
United States Government Agencies	—	4,456	—	4,456	0.4
United States Government Treasuries	—	148,791	—	148,791	13.6
Preferred Stocks	317	—	1,648	1,965	0.2
Short-Term Investments	—	127,020	—	127,020	11.6
Repurchase Agreements	—	121,500	—	121,500	11.1

Total Investments	317	1,255,236	9,799	1,265,352	115.7

Other Assets and Liabilities, Net					(15.7)

					100.0

Other Financial Instruments
Futures Contracts	26	—	—	26	—	*
Options Written	(6)	(101)	(34)	(141)	(—	)*
Foreign Currency Exchange Contracts	(17)	(1,808)	—	(1,825)	(0.2)
Interest Rate Swap Contracts	—	1,398	—	1,398	0.1
Credit Default Swap Contracts	—	(242)	—	(242)	—	*

Total Other Financial Instruments**	$3	$(753)	$(34)	$(784)

*	Less than .05% of net assets.

**	Other financial instruments reflected, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

Investments in which significant unobservable inputs (Level 3) were used in determining a value for the period ending October 31, 2011 were less than 1% of net assets.

There were no significant quarter to quarter transfers in and out of levels 1, 2 and 3 during the period ending October 31, 2011.

A reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining a value for the period ending October 31, 2011 were as follows:

Category and Subcategory	Beginning Balance as of 11/01/10	Gross Purchases	Gross Sales	Accrued Discounts/ (Premium)	Realized Gain/(Loss)

Long-Term Investments
Asset-Backed Securities	$391	$513	$301	$(12)	$(10)
Corporate Bonds and Notes	—	1,136	—	—	—
International Debt	5,198	3	3,624	38	120
Mortgage-Backed Securities	3,594	1,234	1,665	—	2
Preferred Stocks	1,684	—	—	—	—

Total -Term Investments	10,867	2,886	5,590	26	112

Other Financial Instruments
Options Written	(204)	—	—	—	246

Total Other Financial Instruments	(204)	—	—	—	246

See accompanying notes which are an integral part of the financial statements.

308	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Presentation of Portfolio Holdings, continued — October 31, 2011

Amounts in thousands

Category and Subcategory	Net Transfers into Level 3	Net Transfers out of Level 3	Net change in Unrealized Appreciation/ (Depreciation) on Investments held as of 10/31/2011	Ending Balance at 10/31/2011

Long-Term Investments
Asset-Backed Securities	$—	$—	$18	$599
Corporate Bonds and Notes	546	—	—	1,682
International Debt	854	1,722	(13)	854
Mortgage-Backed Securities	1,812	—	39	5,016
Preferred Stocks	—	—	(36)	1,648

Total Long-Term Investments	3,212	1,722	8	9,799

Other Financial Instruments	—	—	—	—
Options Written	—	—	(76)	(34)

Total Other Financial Instruments	—	—	(76)	(34)

Fair Value of Derivative Instruments — October 31, 2011

Derivatives not accounted for as hedging instruments	Credit Contracts	Foreign Currency Contracts	Interest Rate Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$982	$—
Daily variation margin on futures contracts*	—	—	389
Interest rate swap contracts, at market value	—	—	1,440
Credit default swap contracts, at market value	1,575	—	—

Total	$1,575	$982	$1,829

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$2,807	$—
Daily variation margin on futures contracts*	—	—	363
Credit default swap contracts, at market value	1,710	—	—
Options written, at market value	—	—	141

Total	$1,710	$2,807	$504

Derivatives not accounted for as hedging instruments	Credit Contracts	Foreign Currency Contracts	Interest Rate Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$—	$—	$(1,991)
Options Written	—	—	685
Credit default swap contracts	536	—	—
Interest rate swap contracts	—	—	(2,999)
Foreign currency-related transactions	—	1,910	—

Total	$536	$1,910	$(4,305)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$—	$—	$333
Options Written	—	—	265
Credit default swap contracts	(880)	—	—
Interest rate swap contracts	—	—	(187)
Foreign currency-related transactions	—	(1,571)	—

Total	$(880)	$(1,571)	$411

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund	309

Russell Investment Company

Russell Tax Exempt Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

Russell Tax Exempt Bond Fund - Class A ‡
	Total Return
1 Year	(1.71)%
5 Years	3.13	%§
10 Years	3.18	%§

Russell Tax Exempt Bond Fund - Class C
	Total Return
1 Year	1.35%
5 Years	3.17	%§
10 Years	2.83	%§

Russell Tax Exempt Bond Fund - Class E
	Total Return
1 Year	2.12%
5 Years	3.95	%§
10 Years	3.59	%§

Russell Tax Exempt Bond Fund - Class S
	Total Return
1 Year	2.43%
5 Years	4.21	%§
10 Years	3.85	%§

Barclays Capital Municipal 1-10 Yr Blend (1-12) Index **
	Total Return
1 Year	3.30%
5 Years	4.96	%§
10 Years	4.43	%§

310	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

The Russell Tax Exempt Bond Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has two money managers.

What is the Fund’s investment objective?

The Fund seeks to provide federal tax-exempt current income consistent with the preservation of capital. The Fund will invest, under normal circumstances, at least 80% of the value of its assets in investments the income from which is exempt from federal income tax.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2011?

For the fiscal year ended October 31, 2011, the Russell Tax Exempt Bond Fund’s Class A, Class C, Class E and Class S Shares gained 2.11%, 1.35%, 2.12% and 2.43%, respectively. This is compared to the Fund’s benchmark, the Barclays Capital Municipal 1-10 Year Blend (1-12) Index, which gained 3.30% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2011, the Lipper® Intermediate Municipal Debt Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 2.91%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The strongly risk-on then risk-off market environment that defined the taxable fixed income market over the fiscal year was reversed in the municipal debt securities market, but in all respects volatility was more muted. Concerns over the end of the Build America Bond Program (“BABs”), which allowed states and municipalities to borrow in the taxable bond market at subsidized rates, led to modest underperformance from lower quality segments of the market early in the fiscal year as markets feared the uncertainty over how many municipalities would continue to finance themselves. Negative headline news regarding the finances of large state issuers such as Illinois and New Jersey further exacerbated the pressure on lower quality municipal debt securities. Still, the Barclays Capital Municipal 1-10 Year Blend (1-12) Index returned 0.12% for the first six months of the year, while the Fund underperformed moderately due to its exposure to lower-rated issuers.

The rush to issue municipal bonds under the BABs program led to a positive supply and demand environment for municipal bonds for the rest of the year as many of the larger issuers did not need to come to the market again until the third or even fourth quarter, if at all. Municipals received further support in June 2011 and July 2011 as all but one state, Minnesota, passed balanced budgets on time. When credit markets began to sell off in the third quarter, the municipal market behaved more like the treasury market as bonds rallied across the curve. This modestly benefited the Fund’s performance as the Fund held an overweight to bonds on the long end of the curve. However, the positive effect from the Fund’s yield curve positioning was not enough to offset losses relative to the benchmark from earlier in the year.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

Both of the Fund’s money managers tended to be overweight to the revenue bond sectors of the market, which was negative for Fund performance in the first half of the year, but proved beneficial later in the year as A and BBB revenue bonds rallied relative to higher rated general obligation bonds. For the entire fiscal year, A-rated municipals were the best performing quality segment as the A-rated portion of the Barclays Capital U.S. Municipal Index returned 4.40%. The BBB-rated portion, however finished the year below other quality segments, returning only 2.28% according to the Barclays Capital U.S. Municipal Index.

Standish Mellon Asset Management Company LLC performed in line with the Fund’s benchmark for the fiscal year. Its overweight to revenue bonds was helpful in the latter half of the year, but an underweight to interest rate risk kept performance similar to the benchmark.

Delaware Management Company’s performance was more volatile throughout the fiscal year. An overweight to lower-rated issuers and long duration exposure was a significant detractor from its performance in the first half of the fiscal year. The long duration position and an overweight to the long end of the yield curve was positive for the portfolio in the second half of the fiscal year as the Barclays Capital U.S. Municipal 10 Year and 15 Year Indexes were the top performing maturities over the fiscal year, returning 4.78% and 4.62%, respectively. However, this was not enough to make up for considerable benchmark relative losses in the first quarter of the fiscal year.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager lineup during the fiscal year.

Russell Tax Exempt Bond Fund	311

Russell Investment Company

Russell Tax Exempt Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

Money Managers as of October 31, 2011	Styles
Delaware Management Company, a series of Delaware Management Business Trust	Fully Discretionary
Standish Mellon Asset Management Company LLC	Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2001.

**	The Barclays Capital Municipal 1-10 Yr Blend (1-12) Index is an index, with income reinvested, representative of municipal bonds with maturities ranging from 1-10 years.

‡	The Fund first issued Class A Shares on June 1, 2010. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance has been adjusted to reflect the deduction of the maximum Class A sales charge of 3.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

312	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Shareholder Expense Example — October 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2011 to October 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$1,031.80	$1,021.07
Expenses Paid During Period*	$4.20	$4.18

*	Expenses are equal to the Fund’s annualized expense ratio of 0.82% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$1,027.80	$1,017.39
Expenses Paid During Period*	$7.92	$7.88

*	Expenses are equal to the Fund’s annualized expense ratio of 1.55% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$1,032.00	$1,021.17
Expenses Paid During Period*	$4.10	$4.08

*	Expenses are equal to the Fund’s annualized expense ratio of 0.80% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Tax Exempt Bond Fund	313

Russell Investment Company

Russell Tax Exempt Bond Fund

Shareholder Expense Example, continued — October 31, 2011 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$1,033.80	$1,022.43
Expenses Paid During Period*	$2.82	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio of 0.55% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

314	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments — October 31, 2011 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Value $

Municipal Bonds - 97.1%
Alabama - 0.9%
Alabama Public School & College Authority Revenue Bonds	1,000	5.000	05/01/14	1,096
Alabama Public School & College Authority Revenue Bonds	1,000	5.000	05/01/15	1,131
Birmingham Water Works Board Revenue Bonds (µ)	1,275	5.000	01/01/17	1,442
Courtland Industrial Development Board Revenue Bonds	250	5.000	11/01/13	265
Mobile Industrial Development Board Revenue Bonds (Ê)	1,400	4.875	06/01/34	1,474

				5,408

Alaska - 0.3%
City of Valdez Alaska Revenue Bonds	1,470	5.000	01/01/21	1,656

				1,656

Arizona - 3.1%
Arizona Health Facilities Authority Revenue Bonds	2,000	5.250	01/01/18	2,278
Arizona Health Facilities Authority Revenue Bonds	2,000	5.250	01/01/22	2,184
Arizona School Facilities Board Revenue Bonds	1,500	5.000	07/01/16	1,688
Arizona Transportation Board Revenue Bonds	500	5.250	07/01/12	502
Arizona Transportation Board Revenue Bonds	1,500	5.000	07/01/14	1,664
Arizona Water Infrastructure Finance Authority Revenue Bonds	1,455	5.000	10/01/18	1,747
City of Mesa Arizona Revenue Bonds (µ)	1,000	5.250	07/01/14	1,101
City of Phoenix Arizona General Obligation Unlimited	2,000	5.000	07/01/15	2,277
Maricopa County Pollution Control Corp. Revenue Bonds (Ê)	2,310	5.200	06/01/43	2,329
Salt River Project Agricultural Improvement & Power District Revenue Bonds	1,635	5.000	01/01/25	1,817
Salt Verde Financial Corp. Revenue Bonds	1,045	5.250	12/01/24	1,047

				18,634

Arkansas - 0.3%
State of Arkansas General Obligation Unlimited	1,750	5.000	08/01/13	1,887

California - 9.3%
Abag Finance Authority for Nonprofit Corps. Certificate Of Participation	380	5.700	08/15/14	382
California Health Facilities Financing Authority Revenue Bonds	1,550	5.000	07/01/16	1,711
California Municipal Finance Authority Revenue Bonds	480	5.250	02/01/24	473
California State Department of Water Resources Revenue Bonds	1,000	5.000	05/01/14	1,103
California State Department of Water Resources Revenue Bonds	1,000	5.000	05/01/16	1,149
California State Department of Water Resources Revenue Bonds	1,000	5.000	05/01/17	1,161
California State Department of Water Resources Revenue Bonds	2,500	5.000	05/01/19	2,932
California State Department of Water Resources Revenue Bonds	2,500	5.000	12/01/20	2,996
California State Department of Water Resources Revenue Bonds	1,000	5.000	12/01/21	1,138
California Statewide Communities Development Authority Revenue Bonds	2,250	5.000	06/15/13	2,394
California Statewide Communities Development Authority Revenue Bonds	1,000	5.000	04/01/14	1,090
California Statewide Communities Development Authority Revenue Bonds	2,260	5.000	04/01/19	2,571
California Statewide Communities Development Authority Revenue Bonds	1,405	6.000	05/15/23	1,497
California Statewide Communities Development Authority Revenue Bonds (µ)(Ê)	610	4.100	04/01/28	635
City of Vernon California Revenue Bonds	1,250	5.125	08/01/21	1,241
County of Sacramento California Revenue Bonds	2,000	5.000	07/01/22	2,168
County of Sacramento California Revenue Bonds	895	5.500	07/01/28	952
County of Sacramento California Revenue Bonds	750	5.625	07/01/29	798
Golden State Tobacco Securitization Corp. Revenue Bonds (µ)	500	5.000	06/01/20	500
Golden State Tobacco Securitization Corp. Revenue Bonds (µ)	750	4.600	06/01/23	750
Kings River Conservation District Certificate Of Participation	850	5.000	05/01/15	946
Los Angeles Harbor Department Revenue Bonds	2,000	5.250	08/01/22	2,304
Los Angeles Unified School District General Obligation Unlimited (µ)(æ)	1,150	5.000	07/01/13	1,237
Modesto Irrigation District Revenue Bonds	1,425	5.000	07/01/17	1,630
Northern California Power Agency Revenue Bonds	1,000	5.000	06/01/15	1,111

Russell Tax Exempt Bond Fund	315

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2011 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Value $

San Diego Public Facilities Financing Authority Revenue Bonds	240	5.000	05/15/21	271
San Francisco City & County Public Utilities Commission Water Revenue Bonds	2,685	5.000	11/01/27	2,972
Southern California Public Power Authority Revenue Bonds (µ)	405	5.375	01/01/12	408
Southern California Public Power Authority Revenue Bonds	1,000	5.000	07/01/23	1,125
State of California General Obligation Unlimited	1,000	5.000	02/01/12	1,012
State of California General Obligation Unlimited (µ)	1,000	6.000	02/01/17	1,169
State of California General Obligation Unlimited	1,000	5.000	10/01/17	1,130
State of California General Obligation Unlimited	1,250	5.000	07/01/20	1,415
State of California General Obligation Unlimited	2,500	5.500	04/01/21	2,850
State of California General Obligation Unlimited	1,000	5.250	07/01/21	1,138
State of California General Obligation Unlimited	1,000	5.250	03/01/22	1,128
State of California General Obligation Unlimited (µ)(Ê)	100	0.080	07/01/23	100
State of California General Obligation Unlimited	2,500	5.250	09/01/28	2,656
State of California General Obligation Unlimited (µ)(Ê)	300	0.080	05/01/34	300
Tuolumne Wind Project Authority Revenue Bonds	1,500	5.000	01/01/18	1,684
University of California Revenue Bonds	500	4.000	05/15/14	540
Westpark Community Facilities District No. 1 Special Tax	600	5.250	09/01/37	523

				55,290

Colorado - 0.3%
Colorado Health Facilities Authority Revenue Bonds	1,000	5.250	06/01/23	1,038
Colorado Housing & Finance Authority Revenue Bonds	5	6.300	08/01/12	5
Colorado Housing & Finance Authority Revenue Bonds	20	6.300	08/01/16	20
Colorado Housing & Finance Authority Revenue Bonds	5	6.700	10/01/16	5
E-470 Public Highway Authority Revenue Bonds (µ)	850	5.000	09/01/17	876

				1,944

Connecticut - 1.0%
Connecticut State Health & Educational Facility Authority Revenue Bonds	2,500	5.000	07/01/25	2,840
State of Connecticut General Obligation Unlimited	2,490	5.000	01/01/16	2,870

				5,710

Delaware - 0.5%
Delaware Transportation Authority Revenue Bonds	1,330	5.000	07/01/16	1,549
Delaware Transportation Authority Revenue Bonds	1,000	5.000	07/01/17	1,182

				2,731

District of Columbia - 0.2%
District of Columbia Revenue Bonds (µ)	1,000	5.000	02/01/12	1,008

Florida - 6.6%
Citizens Property Insurance Corp. Revenue Bonds (µ)	1,000	5.000	03/01/15	1,069
Citizens Property Insurance Corp. Revenue Bonds	2,600	5.000	06/01/15	2,799
Citizens Property Insurance Corp. Revenue Bonds	2,500	5.000	06/01/18	2,685
City of Gulf Breeze Florida Revenue Bonds (µ)	1,825	5.000	12/01/15	1,875
City of Lakeland Florida Energy System Revenue Bonds (µ)	2,000	5.000	10/01/17	2,283
City of Pembroke Pines Florida Revenue Bonds (µ)	1,000	5.000	10/01/16	1,099
City of Tampa Florida Revenue Bonds	500	5.000	11/15/15	558
County of Hillsborough Florida Revenue Bonds (µ)	1,000	5.500	08/01/12	1,038
County of Miami-Dade Florida Water & Sewer System Revenue Bonds (µ)	1,500	5.250	10/01/19	1,764
Escambia County Health Facilities Authority Revenue Bonds	1,000	5.250	11/15/13	1,089
Florida Department of Children & Family Services Certificate Of Participation (µ)	1,175	5.000	10/01/15	1,305
Florida Hurricane Catastrophe Fund Finance Corp. Revenue Bonds	1,000	5.000	07/01/15	1,091
Florida State Department of Transportation Revenue Bonds (µ)	2,000	5.000	07/01/13	2,144
Florida Water Pollution Control Financing Corp. Revenue Bonds	500	5.500	01/15/12	502
Hillsborough County Aviation Authority Revenue Bonds	1,000	5.000	10/01/14	1,094

316	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2011 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Value $

JEA Electric System Revenue Bonds	1,000	5.000	10/01/17	1,162
Kissimmee Utility Authority Revenue Bonds (µ)	1,000	5.000	10/01/17	1,139
Miami-Dade County Educational Facilities Authority Revenue Bonds (µ)(æ)	1,750	5.000	04/01/14	1,924
Orlando Utilities Commission Revenue Bonds	1,500	5.000	10/01/19	1,755
Palm Beach County School District Certificate Of Participation (µ)	1,000	5.000	08/01/14	1,084
South Miami Health Facilities Authority Revenue Bonds	750	5.000	08/15/18	845
State of Florida General Obligation Unlimited	1,000	5.000	06/01/16	1,156
State of Florida General Obligation Unlimited	3,515	5.000	06/01/17	3,990
State of Florida Revenue Bonds (µ)	1,000	5.250	01/01/13	1,054
State of Florida Revenue Bonds	1,300	5.000	07/01/16	1,482
Tampa-Hillsborough County Expressway Authority Revenue Bonds (µ)	1,000	5.000	07/01/14	1,101

				39,087

Georgia - 4.5%
Atlanta Independent School System Certificate Of Participation	2,000	5.000	03/01/17	2,237
City of Atlanta Georgia Airport Revenue Bonds	2,000	5.000	01/01/16	2,224
City of Atlanta Georgia Airport Revenue Bonds	2,500	5.000	01/01/20	2,828
City of Atlanta Georgia Revenue Bonds	1,000	6.000	11/01/20	1,197
City of Atlanta Georgia Revenue Bonds (µ)	2,000	5.500	11/01/23	2,256
City of Atlanta Georgia Revenue Bonds	1,300	6.000	11/01/25	1,504
Georgia State Road & Tollway Authority Revenue Bonds	1,150	5.000	03/01/19	1,392
Hall County School District General Obligation Unlimited	1,000	5.000	11/01/12	1,044
Marietta Development Authority Revenue Bonds	515	6.250	06/15/20	504
Municipal Electric Authority of Georgia Revenue Bonds (µ)	850	6.250	01/01/17	1,005
Private Colleges & Universities Authority Revenue Bonds	1,500	5.000	09/01/16	1,751
State of Georgia General Obligation Unlimited	2,000	5.000	07/01/12	2,063
State of Georgia General Obligation Unlimited	2,100	5.500	07/01/13	2,277
State of Georgia General Obligation Unlimited	1,000	5.000	11/01/16	1,179
State of Georgia General Obligation Unlimited	1,240	5.000	07/01/17	1,478
State of Georgia General Obligation Unlimited	1,500	5.000	07/01/22	1,777

				26,716

Guam - 0.1%
Territory of Guam Revenue Bonds	500	5.375	12/01/24	509

Hawaii - 0.7%
City & County of Honolulu Hawaii Revenue Bonds (µ)	1,500	5.000	07/01/19	1,717
Hawaii Housing & Community Development Corp. Revenue Bonds	185	3.700	01/01/22	190
State of Hawaii General Obligation Unlimited	1,000	5.000	02/01/15	1,127
State of Hawaii General Obligation Unlimited	1,290	5.000	06/01/15	1,468

				4,502

Idaho - 0.5%
Boise State University Revenue Bonds (µ)(æ)	1,230	5.375	04/01/12	1,256
Boise State University Revenue Bonds (µ)	5	5.375	04/01/22	5
Idaho Housing & Finance Association Revenue Bonds (µ)	1,330	5.250	07/15/21	1,502

				2,763

Illinois - 4.1%
City of Chicago Illinois General Obligation Unlimited (µ)(æ)	1,000	5.000	01/01/14	1,094
City of Chicago Illinois General Obligation Unlimited (µ)	2,500	5.000	01/01/17	2,706
City of Chicago Illinois General Obligation Unlimited (µ)	2,135	5.000	12/01/23	2,264
City of Chicago Illinois O’Hare International Airport Revenue Bonds (µ)	1,000	5.000	01/01/19	1,071
Cook County Community Consolidated School District No. 15 Palatine General Obligation Limited (µ)	2,235	Zero coupon	12/01/13	2,131
Illinois Finance Authority Revenue Bonds	670	5.500	10/01/12	697

Russell Tax Exempt Bond Fund	317

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2011 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Value $

Illinois Finance Authority Revenue Bonds	1,000	5.000	03/01/15	1,111
Lake County Community Unit School District No. 116 Round Lake General Obligation Unlimited (µ)	400	7.600	02/01/14	462
Railsplitter Tobacco Settlement Authority Revenue Bonds	1,000	5.000	06/01/15	1,092
Railsplitter Tobacco Settlement Authority Revenue Bonds	1,000	5.000	06/01/18	1,077
Railsplitter Tobacco Settlement Authority Revenue Bonds	1,000	5.000	06/01/19	1,066
Railsplitter Tobacco Settlement Authority Revenue Bonds	1,925	5.250	06/01/20	2,055
Railsplitter Tobacco Settlement Authority Revenue Bonds	1,000	5.500	06/01/23	1,049
Railsplitter Tobacco Settlement Authority Revenue Bonds	2,500	6.250	06/01/24	2,622
State of Illinois Revenue Bonds	1,250	5.000	06/15/14	1,368
State of Illinois Revenue Bonds (µ)	1,000	5.000	06/15/16	1,123
University of Illinois Revenue Bonds	1,115	5.000	04/01/20	1,254

				24,242

Indiana - 1.5%
Ball State University Revenue Bonds (µ)	1,000	5.000	07/01/16	1,128
City of Indianapolis Indiana Gas Utility Revenue Bonds (µ)	1,000	5.000	08/15/23	1,086
City of Whiting Indiana Revenue Bonds	375	5.000	01/01/16	419
Indiana Bond Bank Revenue Bonds (µ)	45	5.750	08/01/13	47
Indiana Finance Authority Revenue Bonds	1,000	4.900	01/01/16	1,096
Indiana Finance Authority Revenue Bonds	1,500	5.250	02/01/18	1,796
Indiana Finance Authority Revenue Bonds	1,000	5.000	02/01/19	1,191
Indianapolis Local Public Improvement Bond Bank Revenue Bonds	1,150	5.000	06/01/16	1,271
Indianapolis Local Public Improvement Bond Bank Revenue Bonds	1,000	5.000	02/01/18	1,176

				9,210

Iowa - 0.5%
Iowa Finance Authority Revenue Bonds (µ)	1,000	5.000	07/01/14	1,082
Iowa Higher Education Loan Authority Revenue Bonds	1,625	5.000	12/01/18	1,943

				3,025

Kansas - 0.3%
Wyandotte County-Kansas City Unified Government Revenue Bonds	2,180	Zero coupon	06/01/21	1,312
Wyandotte County-Kansas City Unified Government Revenue Bonds	715	4.875	10/01/28	529

				1,841

Louisiana - 0.7%
Louisiana Public Facilities Authority Revenue Bonds	1,000	5.000	07/01/19	1,082
Louisiana State Citizens Property Insurance Corp. Revenue Bonds (µ)	1,600	6.750	06/01/26	1,850
Louisiana State University & Agricultural & Mechanical College Revenue Bonds	1,000	5.000	07/01/16	1,155

				4,087

Maryland - 3.8%
County of Montgomery Maryland General Obligation Unlimited	2,000	5.000	07/01/17	2,388
County of Montgomery Maryland General Obligation Unlimited	1,350	5.000	07/01/19	1,637
County of Montgomery Maryland General Obligation Unlimited	2,500	5.000	07/01/22	3,036
County of Prince George’s Maryland General Obligation Limited	1,000	5.000	07/15/16	1,174
Maryland Economic Development Corp. Revenue Bonds	1,250	5.125	06/01/20	1,271
Maryland Economic Development Corp. Revenue Bonds	885	6.200	09/01/22	1,039
Maryland Economic Development Corp. Revenue Bonds	1,120	5.375	06/01/25	1,124
Maryland Economic Development Corp. Revenue Bonds	1,350	5.750	09/01/25	1,355
Maryland Health & Higher Educational Facilities Authority Revenue Bonds	1,000	5.400	01/01/31	918
Maryland Health & Higher Educational Facilities Authority Revenue Bonds (Ê)	465	5.000	05/15/48	523
Maryland State Department of Transportation Revenue Bonds (æ)	1,100	5.000	05/01/14	1,220
Maryland State Transportation Authority Revenue Bonds	1,000	5.000	03/01/16	1,157

318	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2011 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Value $

State of Maryland General Obligation Unlimited	2,500	5.250	03/01/13	2,662
State of Maryland General Obligation Unlimited	1,500	5.000	08/01/14	1,677
State of Maryland General Obligation Unlimited	1,150	5.000	11/01/17	1,380

				22,561

Massachusetts - 1.8%
Commonwealth of Massachusetts General Obligation Limited	930	5.500	11/01/15	1,087
Commonwealth of Massachusetts General Obligation Limited	1,000	5.500	10/01/16	1,190
Commonwealth of Massachusetts General Obligation Unlimited	1,500	5.250	08/01/13	1,625
Massachusetts Development Finance Agency Revenue Bonds	30	5.125	12/01/11	30
Massachusetts Development Finance Agency Revenue Bonds	30	5.150	10/01/14	32
Massachusetts Health & Educational Facilities Authority Revenue Bonds	955	5.375	07/01/21	1,039
Massachusetts School Building Authority Revenue Bonds	1,000	5.000	10/15/22	1,192
Massachusetts State Department of Transportation Revenue Bonds	1,380	5.000	01/01/15	1,516
Massachusetts State Water Pollution Abatement Revenue Bonds	1,090	5.000	08/01/16	1,274
Massachusetts Water Resources Authority Revenue Bonds	1,525	5.000	08/01/14	1,698

				10,683

Michigan - 1.8%
City of Detroit Michigan Sewage Disposal System Revenue Bonds (µ)	1,000	5.000	07/01/14	1,062
City of Detroit Michigan Water Supply System Revenue Bonds (µ)	1,015	5.000	07/01/18	1,062
Detroit City School District General Obligation Unlimited (µ)	1,000	6.000	05/01/19	1,139
Kent Hospital Finance Authority Revenue Bonds	1,505	5.000	11/15/19	1,677
Kent Hospital Finance Authority Revenue Bonds (Ê)	500	5.250	01/15/47	539
Michigan State Hospital Finance Authority Revenue Bonds	1,000	5.500	11/01/14	1,066
Michigan State Housing Development Authority Revenue Bonds (µ)	40	4.150	10/01/13	41
Michigan Strategic Fund Revenue Bonds	2,000	6.250	06/01/14	2,210
Wayne County Airport Authority Revenue Bonds	2,000	5.000	12/01/17	2,222

				11,018

Minnesota - 2.8%
City of Minneapolis Minnesota Revenue Bonds	1,250	5.000	08/01/17	1,342
City of Minneapolis Minnesota Revenue Bonds	1,855	6.375	11/15/23	2,103
City of Rochester Minnesota Revenue Bonds (Ê)	1,125	4.000	11/15/30	1,233
City of State Louis Park Minnesota Revenue Bonds	1,165	5.500	07/01/17	1,300
City of State Louis Park Minnesota Revenue Bonds	725	5.500	07/01/18	809
Minnesota Municipal Power Agency Revenue Bonds	2,220	5.250	10/01/21	2,394
State of Minnesota General Obligation Unlimited	545	5.000	06/01/14	606
State of Minnesota General Obligation Unlimited	1,000	5.000	08/01/15	1,146
State of Minnesota General Obligation Unlimited	2,990	5.000	06/01/17	3,546
State of Minnesota General Obligation Unlimited	1,925	4.000	08/01/18	2,195

				16,674

Mississippi - 0.5%
Mississippi Development Bank Revenue Bonds (µ)	1,000	5.000	07/01/15	1,099
Mississippi Hospital Equipment & Facilities Authority Revenue Bonds	1,555	5.000	10/01/17	1,750

				2,849

Missouri - 0.8%
City of State Louis Missouri Revenue Bonds	1,680	6.125	07/01/24	1,853
Missouri Highway & Transportation Commission Revenue Bonds	2,500	5.250	05/01/23	2,836

				4,689

Nevada - 1.0%
County of Clark Nevada General Obligation Limited (µ)	1,000	5.000	11/01/13	1,090
County of Clark Nevada Revenue Bonds	1,000	5.000	07/01/12	1,030

Russell Tax Exempt Bond Fund	319

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2011 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Value $

County of Clark Nevada Revenue Bonds	1,000	5.000	07/01/16	1,120
County of Clark Nevada Revenue Bonds (µ)	2,500	5.000	07/01/22	2,715

				5,955

New Jersey - 2.9%
New Jersey Economic Development Authority Revenue Bonds	1,000	5.000	09/01/12	1,039
New Jersey Economic Development Authority Revenue Bonds	1,020	5.375	06/15/15	1,078
New Jersey Economic Development Authority Revenue Bonds (µ)	1,500	5.500	06/15/16	1,589
New Jersey Economic Development Authority Revenue Bonds	2,500	5.000	09/01/18	2,831
New Jersey Educational Facilities Authority Revenue Bonds	2,000	5.000	07/01/16	2,343
New Jersey Health Care Facilities Financing Authority Revenue Bonds	980	5.000	07/01/13	1,022
New Jersey Health Care Facilities Financing Authority Revenue Bonds (µ)	1,000	5.000	09/15/17	1,104
New Jersey Transportation Trust Fund Authority Revenue Bonds	1,000	5.000	12/15/16	1,129
New Jersey Transportation Trust Fund Authority Revenue Bonds (µ)	1,500	5.000	06/15/18	1,634
New Jersey Transportation Trust Fund Authority Revenue Bonds	1,000	5.000	12/15/18	1,133
State of New Jersey General Obligation Unlimited (µ)	2,080	5.500	07/15/18	2,510

				17,412

New Mexico - 0.7%
State of New Mexico Revenue Bonds	3,500	5.000	07/01/15	3,990

New York - 11.3%
Battery Park City Authority Revenue Bonds	1,500	5.250	11/01/22	1,616
Brooklyn Arena Local Development Corp. Revenue Bonds	2,250	6.500	07/15/30	2,412
Buffalo & Erie County Industrial Land Development Corp. Revenue Bonds	1,350	5.750	10/01/26	1,517
City of New York New York General Obligation Unlimited (æ)	235	5.250	11/01/11	237
City of New York New York General Obligation Unlimited	850	5.000	03/01/12	863
City of New York New York General Obligation Unlimited	750	5.000	11/01/12	785
City of New York New York General Obligation Unlimited	1,500	5.000	08/01/15	1,702
City of New York New York General Obligation Unlimited	2,170	5.000	08/01/16	2,510
City of New York New York General Obligation Unlimited	1,500	5.000	08/01/19	1,766
City of New York New York General Obligation Unlimited	2,750	5.000	10/01/28	3,042
City of Troy New York Revenue Bonds	1,000	5.000	09/01/20	1,102
Hempstead Town Local Development Corp. Revenue Bonds	1,600	5.750	07/01/23	1,752
Hudson Yards Infrastructure Corp. Revenue Bonds	1,250	5.750	02/15/47	1,323
Metropolitan Transportation Authority Revenue Bonds	1,430	6.500	11/15/28	1,680
New York City Health & Hospital Corp. Revenue Bonds	1,500	5.000	02/15/17	1,692
New York City Municipal Water Finance Authority Revenue Bonds (µ)	865	5.000	06/15/21	950
New York City Transitional Finance Authority Revenue Bonds	890	5.000	11/01/20	1,059
New York City Trust for Cultural Resources Revenue Bonds	940	5.000	07/01/21	1,069
New York State Dormitory Authority Revenue Bonds	3,415	5.000	07/01/16	3,753
New York State Dormitory Authority Revenue Bonds	1,755	5.000	07/01/17	2,021
New York State Dormitory Authority Revenue Bonds	1,000	5.000	10/01/19	1,218
New York State Dormitory Authority Revenue Bonds	1,000	5.250	02/15/21	1,169
New York State Dormitory Authority Revenue Bonds	1,000	6.500	12/01/21	1,056
New York State Dormitory Authority Revenue Bonds	2,400	5.000	05/01/22	2,618
New York State Dormitory Authority Revenue Bonds	2,500	5.250	07/01/29	2,772
New York State Environmental Facilities Corp. Revenue Bonds (µ)	1,000	6.000	06/15/12	1,034
New York State Environmental Facilities Corp. Revenue Bonds	770	5.000	06/15/22	877
New York State Environmental Facilities Corp. Revenue Bonds	1,640	5.000	09/15/23	1,843
New York State Thruway Authority Revenue Bonds (µ)	1,575	5.250	04/01/13	1,680
New York State Thruway Authority Revenue Bonds	4,000	5.000	04/01/14	4,398
New York State Thruway Authority Revenue Bonds	2,300	5.000	03/15/19	2,729
Port Authority of New York & New Jersey Revenue Bonds	2,500	6.500	12/01/28	2,645
Sales Tax Asset Receivable Corp. Revenue Bonds (µ)	1,700	5.000	10/15/25	1,843
State of New York General Obligation Unlimited	1,500	5.000	02/15/14	1,637
Tobacco Settlement Financing Corp. Revenue Bonds	1,030	5.000	06/01/12	1,058

320	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2011 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Value $

Triborough Bridge & Tunnel Authority Revenue Bonds	950	5.000	11/15/17	1,123
Triborough Bridge & Tunnel Authority Revenue Bonds (µ)	1,000	5.500	11/15/20	1,226
Triborough Bridge & Tunnel Authority Revenue Bonds (Ê)	2,250	5.000	11/15/25	2,441
Triborough Bridge & Tunnel Authority Revenue Bonds (Ê)	900	5.000	11/15/38	1,015

				67,233

North Carolina - 2.2%
City of Charlotte North Carolina General Obligation Unlimited	1,890	5.000	06/01/15	2,159
North Carolina Eastern Municipal Power Agency Revenue Bonds	650	5.000	01/01/16	731
North Carolina Medical Care Commission Revenue Bonds	410	5.400	10/01/27	387
North Carolina Municipal Power Agency No. 1 Revenue Bonds	200	5.500	01/01/13	211
State of North Carolina General Obligation Unlimited	1,000	5.000	03/01/12	1,016
State of North Carolina General Obligation Unlimited	1,000	5.000	03/01/14	1,060
State of North Carolina General Obligation Unlimited	2,000	5.000	03/01/20	2,284
State of North Carolina General Obligation Unlimited	2,500	5.000	05/01/20	3,042
State of North Carolina Revenue Bonds	1,000	5.000	05/01/19	1,187
University of North Carolina at Chapel Hill Revenue Bonds	1,205	5.000	12/01/31	1,296

				13,373

Ohio - 1.3%
County of Montgomery Ohio Revenue Bonds	1,100	5.750	11/15/22	1,284
Kent State University Revenue Bonds (µ)	2,000	5.000	05/01/16	2,247
Ohio Air Quality Development Authority Revenue Bonds	1,110	5.700	02/01/14	1,193
Ohio Air Quality Development Authority Revenue Bonds	1,050	5.625	06/01/18	1,170
Ohio Air Quality Development Authority Revenue Bonds	1,725	5.700	08/01/20	1,891

				7,785

Oklahoma - 0.2%
Oklahoma Development Finance Authority Revenue Bonds	275	5.000	10/01/13	295
Tulsa County Industrial Authority Revenue Bonds	1,000	4.000	09/01/14	1,072

				1,367

Oregon - 1.7%
City of Portland Oregon Revenue Bonds	2,000	5.000	06/15/18	2,391
Morrow County School District No. 1 General Obligation Unlimited (µ)	1,955	5.500	06/15/21	2,397
Oregon Department of Transportation Revenue Bonds	2,000	5.250	11/15/14	2,268
State of Oregon General Obligation Unlimited	2,500	5.000	05/01/27	2,846

				9,902

Pennsylvania - 5.8%
Allegheny County Hospital Development Authority Revenue Bonds	2,000	5.000	09/01/16	2,268
Allegheny County Industrial Development Authority Revenue Bonds	925	6.500	05/01/17	989
Berks County Municipal Authority Revenue Bonds	1,960	5.250	11/01/24	2,097
Berks County Vocational Technical School Authority Revenue Bonds (µ)	1,260	5.000	06/01/15	1,358
Butler County Hospital Authority Revenue Bonds	1,000	7.125	07/01/29	1,123
Commonwealth of Pennsylvania General Obligation Unlimited	2,000	5.000	08/01/13	2,158
Commonwealth of Pennsylvania General Obligation Unlimited	2,500	5.500	01/01/14	2,757
Commonwealth of Pennsylvania General Obligation Unlimited (µ)	1,000	5.000	09/01/15	1,113
Commonwealth of Pennsylvania General Obligation Unlimited (µ)	1,300	5.375	07/01/17	1,565
County of Allegheny Pennsylvania General Obligation Unlimited (µ)	1,000	5.000	10/01/15	1,115
Cumberland County Municipal Authority Revenue Bonds	1,000	6.250	01/01/24	1,058
Delaware County Industrial Development Authority Revenue Bonds	1,035	5.250	08/15/30	910
Erie County Industrial Development Authority Revenue Bonds	180	5.300	04/01/12	183
Montgomery County Industrial Development Authority Revenue Bonds	1,000	5.000	11/15/17	1,055
Pennsylvania Economic Development Financing Authority Revenue Bonds	1,200	6.250	10/15/23	1,257
Pennsylvania Economic Development Financing Authority Revenue Bonds (Ê)	605	5.000	12/01/42	619

Russell Tax Exempt Bond Fund	321

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2011 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Value $

Pennsylvania Higher Educational Facilties Authority Revenue Bonds	1,000	5.000	09/01/17	1,178
Pennsylvania Higher Educational Facilties Authority Revenue Bonds (µ)	3,000	5.000	06/15/20	3,241
Pennsylvania Higher Educational Facilties Authority Revenue Bonds	1,125	6.000	07/01/21	1,236
Pennsylvania Higher Educational Facilties Authority Revenue Bonds	1,940	5.250	05/01/24	2,127
Pennsylvania Intergovernmental Cooperation Authority Special Tax	1,000	5.000	06/15/17	1,166
Pennsylvania Turnpike Commission Revenue Bonds (µ)	1,450	5.500	12/01/13	1,579
Philadelphia School District General Obligation Unlimited	1,480	5.000	06/01/12	1,520
University of Pittsburgh Revenue Bonds	1,000	5.500	09/15/21	1,202

				34,874

Puerto Rico - 4.2%
Commonwealth of Puerto Rico General Obligation Unlimited	750	5.250	07/01/15	808
Commonwealth of Puerto Rico General Obligation Unlimited (æ)	620	5.250	07/01/16	733
Commonwealth of Puerto Rico General Obligation Unlimited	1,780	5.250	07/01/22	1,799
Government Development Bank for Puerto Rico Revenue Bonds (µ)	2,830	4.750	12/01/15	2,932
Puerto Rico Electric Power Authority Revenue Bonds (µ)	1,005	5.500	07/01/16	1,116
Puerto Rico Electric Power Authority Revenue Bonds	1,000	5.000	07/01/17	1,093
Puerto Rico Electric Power Authority Revenue Bonds (µ)	500	5.500	07/01/17	560
Puerto Rico Highway & Transportation Authority Revenue Bonds	2,000	5.000	07/01/13	2,119
Puerto Rico Housing Finance Authority Revenue Bonds	180	5.500	12/01/15	198
Puerto Rico Housing Finance Authority Revenue Bonds	1,830	5.500	12/01/16	2,026
Puerto Rico Public Buildings Authority Revenue Bonds (æ)	2,000	5.500	07/01/14	2,246
Puerto Rico Public Buildings Authority Revenue Bonds	500	5.750	07/01/16	546
Puerto Rico Public Finance Corp. Revenue Bonds (µ)(Ê)	2,250	5.750	08/01/27	2,273
Puerto Rico Sales Tax Financing Corp. Revenue Bonds	2,500	5.500	08/01/22	2,749
Puerto Rico Sales Tax Financing Corp. Revenue Bonds	1,000	6.125	08/01/29	1,061
Puerto Rico Sales Tax Financing Corp. Revenue Bonds	2,500	6.500	08/01/35	2,804

				25,063

South Carolina - 0.9%
Piedmont Municipal Power Agency Revenue Bonds	1,000	5.000	01/01/20	1,128
South Carolina State Public Service Authority Revenue Bonds	1,000	5.000	12/01/16	1,172
South Carolina Transportation Infrastructure Bank Revenue Bonds	2,500	5.000	10/01/17	2,867

				5,167

South Dakota - 0.3%
South Dakota Housing Development Authority Revenue Bonds	270	4.800	05/01/22	272
South Dakota State Building Authority Revenue Bonds (µ)	1,330	5.000	09/01/12	1,380

				1,652

Tennessee - 1.0%
City of Memphis Tennessee Revenue Bonds	2,500	5.000	12/01/14	2,805
City of Memphis Tennessee Revenue Bonds	1,135	5.000	12/01/15	1,302
Memphis-Shelby County Airport Authority Revenue Bonds	1,000	5.050	09/01/12	1,033
Tennessee Housing Development Agency Revenue Bonds	920	5.375	01/01/18	920

				6,060

Texas - 9.5%
Canadian River Municipal Water Authority Corp. Revenue Bonds (µ)	800	5.000	02/15/17	905
Canadian River Municipal Water Authority Corp. Revenue Bonds (µ)	415	5.000	02/15/18	464
City of Austin Texas Water & Wastewater System Revenue Bonds (µ)	1,000	5.250	11/15/14	1,126
City of Bryan Texas Revenue Bonds	1,000	5.000	07/01/15	1,122
City of Dallas Texas Revenue Bonds (µ)	2,500	5.000	10/01/17	2,964
City of Dallas Texas Revenue Bonds	2,000	5.000	10/01/18	2,394
City of Fort Worth Texas Water & Sewer System Revenue Bonds	1,000	5.000	02/15/13	1,058

322	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2011 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Value $

City of Fort Worth Texas Water & Sewer System Revenue Bonds	1,340	5.000	02/15/17	1,570
City of Houston Texas Airport System Revenue Bonds	1,500	5.000	07/01/17	1,728
City of Houston Texas Revenue Bonds	1,890	5.000	09/01/20	2,081
City of New Braunfels Texas General Obligation Limited (µ)(æ)	665	5.250	10/01/14	753
City of San Antonio Texas Revenue Bonds	50	5.250	02/01/13	53
City of San Antonio Texas Revenue Bonds	1,000	5.000	02/01/14	1,095
City of San Antonio Texas Revenue Bonds	1,000	5.000	02/01/18	1,183
City of San Antonio Texas Revenue Bonds	2,250	5.000	05/15/24	2,561
Conroe Independent School District General Obligation Unlimited	1,445	5.000	02/15/13	1,529
Conroe Independent School District General Obligation Unlimited	1,085	5.000	02/15/25	1,234
County of Fort Bend Texas General Obligation Limited (µ)	1,000	5.000	03/01/16	1,147
County of Travis Texas General Obligation Limited	1,000	5.000	03/01/15	1,127
Dallas Convention Center Hotel Development Corp. Revenue Bonds	2,150	5.250	01/01/23	2,352
Dallas Independent School District General Obligation Unlimited	2,100	5.000	02/15/14	2,304
Dallas-Fort Worth International Airport Facilities Improvement Corp. Revenue Bonds	280	5.000	11/01/22	300
Dallas-Fort Worth International Airport Facilities Improvement Corp. Revenue Bonds	200	5.000	11/01/23	213
Dallas-Fort Worth International Airport Facilities Improvement Corp. Revenue Bonds	250	5.000	11/01/24	264
Dickinson Independent School District General Obligation Unlimited	1,000	5.000	02/15/23	1,088
Fort Worth Independent School District General Obligation Unlimited	2,000	5.000	02/15/18	2,385
Grand Prairie Independent School District General Obligation Unlimited	750	5.000	02/15/19	863
Lower Colorado River Authority Revenue Bonds (µ)	430	5.875	05/15/14	431
Lower Colorado River Authority Revenue Bonds	1,300	5.000	05/15/16	1,491
North East Independent School District General Obligation Unlimited (µ)(æ)	1,000	5.000	08/01/14	1,118
North Texas Municipal Water District Revenue Bonds (µ)	2,000	5.000	09/01/13	2,162
North Texas Tollway Authority Revenue Bonds	960	6.000	01/01/24	1,075
North Texas Tollway Authority Revenue Bonds (Ê)	1,235	5.750	01/01/38	1,383
Round Rock Independent School District General Obligation Unlimited	430	5.375	08/01/12	446
Round Rock Independent School District General Obligation Unlimited	1,350	5.250	08/01/14	1,517
Spring Independent School District General Obligation Unlimited	1,000	5.000	08/15/16	1,167
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds	1,500	5.000	11/15/16	1,707
Texas A&M University Revenue Bonds	2,000	5.000	05/15/15	2,278
Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds	1,445	7.500	12/31/31	1,610
Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds	1,250	7.500	06/30/33	1,394
Texas Transportation Commission Revenue Bonds	2,500	5.000	04/01/25	2,764

				56,406

Utah - 0.4%
County of Utah Revenue Bonds	200	5.050	11/01/17	203
State of Utah General Obligation Unlimited	2,000	5.000	07/01/16	2,341

				2,544

Virgin Islands - 0.0%
Virgin Islands Public Finance Authority Revenue Bonds	200	5.000	10/01/13	211

Virginia - 2.9%
Chesapeake Economic Development Authority Revenue Bonds (Ê)	550	3.600	02/01/32	560
Chesterfield County Economic Development Authority Revenue Bonds	650	5.000	05/01/23	708
Commonwealth of Virginia General Obligation Unlimited	1,000	5.000	06/01/23	1,151
County of Fairfax Virginia General Obligation Unlimited	1,750	5.250	04/01/14	1,942
County of Fairfax Virginia General Obligation Unlimited	3,000	5.000	04/01/18	3,593
University of Virginia Revenue Bonds	2,345	5.000	06/01/13	2,515
University of Virginia Revenue Bonds	205	5.000	06/01/20	215
University of Virginia Revenue Bonds	240	5.000	06/01/21	251
Virginia College Building Authority Revenue Bonds (æ)	2,065	5.000	02/01/14	2,263
Virginia Commonwealth Transportation Board Revenue Bonds	360	5.375	05/15/12	361
Virginia Commonwealth Transportation Board Revenue Bonds	1,250	4.750	05/15/21	1,324

Russell Tax Exempt Bond Fund	323

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2011 (Unaudited)

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Rate %	Date of Maturity	Value $

Virginia Public Building Authority Revenue Bonds	1,000		5.000	08/01/14	1,113
Virginia Public School Authority Revenue Bonds	1,000		5.000	08/01/17	1,182

					17,178

Washington - 3.2%
City of Seattle Washington Municipal Light & Power Revenue Bonds	1,500		5.000	02/01/14	1,640
Clark County Public Utility District No. 1 Revenue Bonds	1,375		5.000	01/01/14	1,478
County of King Washington Sewer Revenue Bonds (µ)	1,625		5.000	01/01/14	1,771
Energy Northwest Revenue Bonds	1,000		5.000	07/01/14	1,111
Energy Northwest Revenue Bonds	2,500		5.000	07/01/15	2,845
Energy Northwest Revenue Bonds	1,000		7.125	07/01/16	1,240
King County Public Hospital District No. 2 General Obligation Limited (µ)	1,000		5.000	12/01/19	1,105
King County School District No. 405 Bellevue General Obligation Unlimited (µ)	1,000		5.000	12/01/14	1,123
Mason County School District No. 309 Shelton General Obligation Unlimited (µ)	1,115		5.000	12/01/18	1,313
Pierce County School District No. 3 Puyallup General Obligation Unlimited (µ)	1,000		5.000	12/01/18	1,121
Port of Seattle Washington Revenue Bonds	1,000		5.000	06/01/22	1,127
Snohomish County School District No. 15 Edmonds General Obligation Unlimited (µ)	2,000		5.000	12/01/18	2,267
State of Washington General Obligation Unlimited	1,000		5.000	07/01/17	1,179

					19,320

West Virginia - 0.3%
West Virginia University Revenue Bonds	1,350		5.000	10/01/21	1,581

Wisconsin - 0.4%
City of Madison Wisconsin Revenue Bonds (Ê)	280		4.875	10/01/27	285
Wisconsin Department of Transportation Revenue Bonds (µ)	1,500		5.000	07/01/19	1,785
Wisconsin Health & Educational Facilities Authority Revenue Bonds	210		5.250	05/01/12	212
Wisconsin Health & Educational Facilities Authority Revenue Bonds	220		5.250	05/01/13	225

					2,507

Total Municipal Bonds (cost $554,355)					578,304

Short-Term Investments - 1.7%
Russell U.S. Cash Management Fund	10,343,561	(¥)			10,344

Total Short-Term Investments (cost $10,343)					10,344

Total Investments - 98.8% (identified cost $564,698)					588,648

Other Assets and Liabilities, Net - 1.2%					6,934

Net Assets - 100.0%					595,582

See accompanying notes which are an integral part of the financial statements.

324	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Presentation of Portfolio Holdings — October 31, 2011 (Unaudited)

Amounts in thousands

	Market Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets

Municipal Bonds
Alabama	$—	$5,408	$—	$5,408	0.9
Alaska	—	1,656	—	1,656	0.3
Arizona	—	18,634	—	18,634	3.1
Arkansas	—	1,887	—	1,887	0.3
California	—	55,290	—	55,290	9.3
Colorado	—	1,944	—	1,944	0.3
Connecticut	—	5,710	—	5,710	1.0
Delaware	—	2,731	—	2,731	0.5
District of Columbia	—	1,008	—	1,008	0.2
Florida	—	39,087	—	39,087	6.6
Georgia	—	26,716	—	26,716	4.5
Guam	—	509	—	509	0.1
Hawaii	—	4,502	—	4,502	0.7
Idaho	—	2,763	—	2,763	0.5
Illinois	—	24,242	—	24,242	4.1
Indiana	—	9,210	—	9,210	1.5
Iowa	—	3,025	—	3,025	0.5
Kansas	—	1,841	—	1,841	0.3
Louisiana	—	4,087	—	4,087	0.7
Maryland	—	22,561	—	22,561	3.8
Massachusetts	—	10,683	—	10,683	1.8
Michigan	—	11,018	—	11,018	1.8
Minnesota	—	16,674	—	16,674	2.8
Mississippi	—	2,849	—	2,849	0.5
Missouri	—	4,689	—	4,689	0.8
Nevada	—	5,955	—	5,955	1.0
New Jersey	—	17,412	—	17,412	2.9
New Mexico	—	3,990	—	3,990	0.7
New York	—	67,233	—	67,233	11.3
North Carolina	—	13,373	—	13,373	2.2
Ohio	—	7,785	—	7,785	1.3
Oklahoma	—	1,367	—	1,367	0.2
Oregon	—	9,902	—	9,902	1.7
Pennsylvania	—	34,874	—	34,874	5.8
Puerto Rico	—	25,063	—	25,063	4.2
South Carolina	—	5,167	—	5,167	0.9
South Dakota	—	1,652	—	1,652	0.3
Tennessee	—	6,060	—	6,060	1.0
Texas	—	56,406	—	56,406	9.5
Utah	—	2,544	—	2,544	0.4
Virgin Islands	—	211	—	211	—	*
Virginia	—	17,178	—	17,178	2.9
Washington	—	19,320	—	19,320	3.2
West Virginia	—	1,581	—	1,581	0.3
Wisconsin	—	2,507	—	2,507	0.4
Short-Term Investments	—	10,344	—	10,344	1.7

Total Investments	$—	$588,648	$—	$588,648	98.8

Other Assets and Liabilities, Net					1.2

					100.0

*	Less than .05% of net assets.

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant quarter to quarter transfers in and out of levels 1, 2 and 3 during the period ending October 31, 2011.

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund	325

Russell Investment Company

Russell Commodity Strategies Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

Russell Commodity Strategies Fund - Class A
	Total Return
1 Year	(3.06)%
Inception*	9.52	%§

Russell Commodity Strategies Fund - Class C
	Total Return
1 Year	2.07%
Inception*	13.54	%§

Russell Commodity Strategies Fund - Class E
	Total Return
1 Year	2.81%
Inception*	14.37	%§

Russell Commodity Strategies Fund - Class S
	Total Return
1 Year	3.15%
Inception*	14.73	%§

Russell Commodity Strategies Fund - Class Y
	Total Return
1 Year	3.31%
Inception*	14.87	%§

Dow Jones-UBS Commodity Total Return IndexSM **
	Total Return
1 Year	1.58%
Inception*	13.91	%§

326	Russell Commodity Strategies Fund

Russell Investment Company

Russell Commodity Strategies Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

The Russell Commodity Strategies Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has three money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term total return.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2011?

For the fiscal year ended October 31, 2011, the Russell Commodity Strategies Fund’s Class A, Class C, Class E, Class S, and Class Y Shares gained 2.85%, 2.07%, 2.81%, 3.15% and 3.31% respectively. This is compared to the Fund’s benchmark, the Dow Jones UBS Commodity Index Total Return, which gained 1.58% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2011, the Lipper® Commodities General Average, a group of funds that Lipper considers have investment strategies similar to those of the Fund, gained 5.50%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

For the fiscal year ended October 31, 2011, the Dow Jones UBS Commodity Index Total Return gained 1.58%. The commodities asset class experienced volatile returns over the course of the fiscal year and its performance was marked by periods of strong rallies and equally strong reversals. Global macroeconomic conditions were the dominant price drivers for many of the commodity sectors, and energy and precious metals commodities were particularly influenced by the broader economic themes playing out in Europe and the Middle East. Gold and silver were stand out performers in the precious metals sector, returning 26.39% for the Dow Jones UBS Gold Sub-Index and 39.17% for the Dow Jones UBS Silver Sub-Index. Given the Fund’s significant allocation to precious metals, silver and gold were strong contributors to the Fund’s performance. Crude oil dominated headlines in usual fashion during the fiscal year, but finished the 12-month period with a return of 0.96%, as represented by the Dow Jones UBS Crude Oil Sub-Index. Despite the volatility in energy markets and the fact that crude oil represents the Fund’s largest single holding, its contribution to Fund performance at the end of the period was insignificant.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

While commodity price levels were heavily influenced by macroeconomic developments and investor perception, specific fundamental conditions, such as inventory buildup in crude oil and a surplus in the cotton market, were conducive to the trading strategies of the Fund’s money managers, and provided them opportunities to add value relative to the Fund’s benchmark. The excess inventories in these markets caused contracts for prompt delivery to underperform contracts with longer dated maturities. The Fund’s managers were able to produce excess returns by purchasing longer-dated contracts relative to the benchmark.

Credit Suisse Asset Management, LLC outperformed the Fund’s benchmark over the period. The manager seeks to provide a high level of market beta while adding excess returns through contract selection (i.e., picking contracts with different maturities from those in the benchmark). The contract selection strategy was effective over the period, as the manager held a large portion of its positions in non-benchmark contracts that contributed to positive performance. This strategy was particularly effective in the energy and soft commodities sectors, as well as in certain agricultural commodities. The manager produced excess returns during most of the fiscal year, but deferred positions in crude oil were slight detractors toward the end of the period.

Goldman Sachs Asset Management, L.P. also outperformed the Fund’s benchmark over the period. The manager’s trading strategy relies on proprietary fundamental research to evaluate markets and make trading decisions, and its research led to a number of profitable trades over the period. The manager’s strategy was particularly effective in the energy sector, where it consistently added value in the crude oil and natural gas markets. The manager gave back a small portion of excess returns at the end of the period, as its positions in crude oil underperformed the crude oil contracts in the benchmark.

Jeffries Asset Management, LLC was hired in June 2011 and began managing Fund assets in September 2011. The manager underperformed the benchmark for the portion of the fiscal year in which they were managing Fund assets. The main detractors from the manager’s performance during this period were non benchmark positions in energy and livestock.

Describe any changes to the Fund’s structure or the money manager line-up.

Jefferies Asset Management, LLC was hired in June 2011 and began managing Fund assets in September 2011.

Russell Commodity Strategies Fund	327

Russell Investment Company

Russell Commodity Strategies Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

Money Managers as of October 31, 2011	Styles
Credit Suisse Asset Management, LLC	Enhanced Index
Goldman Sachs Asset Management, L.P.	Enhanced Index
Jefferies Asset Management, LLC	Fully Active Commodity

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued Class A, C, E, S, and Y Shares on July 1, 2010.

**	Dow Jones — UBS Commodity Total Return IndexSM, which is a broadly diversified collateralized commodities futures index comprised of futures contracts on 19 physical commodities.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

328	Russell Commodity Strategies Fund

Russell Investment Company

Russell Commodity Strategies Fund

Shareholder Expense Example — October 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2011 to October 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$854.90	$1,018.75
Expenses Paid During Period*	$5.98	$6.51

*	Expenses are equal to the Fund’s annualized expense ratio of 1.28% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$851.70	$1,014.97
Expenses Paid During Period*	$9.47	$10.31

*	Expenses are equal to the Fund’s annualized expense ratio of 2.03% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$854.80	$1,018.70
Expenses Paid During Period*	$6.03	$6.56

*	Expenses are equal to the Fund’s annualized expense ratio of 1.29% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Commodity Strategies Fund	329

Russell Investment Company

Russell Commodity Strategies Fund

Shareholder Expense Example, continued — October 31, 2011 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$856.00	$1,019.96
Expenses Paid During Period*	$4.87	$5.30

*	Expenses are equal to the Fund’s annualized expense ratio of 1.04% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$856.80	$1,020.87
Expenses Paid During Period*	$4.02	$4.38

*	Expenses are equal to the Fund’s annualized expense ratio of 0.86% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

330	Russell Commodity Strategies Fund

Russell Investment Company

Russell Commodity Strategies Fund

Consolidated Schedule of Investments — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Long-Term Investments - 12.0%
United States Government Agencies - 12.0%
Federal Farm Credit Bank
0.208% due 02/11/13 (Ê)	22,000		22,003
0.213% due 03/15/13 (Ê)	20,000		20,003
0.196% due 07/29/13 (Ê)	10,100		10,097
Federal Home Loan Banks
0.179% due 11/01/12 (Ê)	18,000		17,998
Series 1
0.310% due 03/15/13 (Ê)	15,000		15,001
Federal Home Loan Mortgage Corp.
0.750% due 12/28/12	15,000		15,079
0.205% due 03/21/13 (Ê)	18,000		18,008
Federal National Mortgage Association
0.280% due 12/03/12 (Ê)	15,000		15,001
0.250% due 01/10/13 (Ê)	15,000		14,993

			148,183

Total Long-Term Investments (cost $148,154)			148,183

Short-Term Investments - 86.6%
Federal Farm Credit Bank
0.270% due 04/25/12	23,000		23,010
0.400% due 08/17/12 (§)(Ê)	8,000		8,012
Series 1
0.300% due 07/02/12 (Ê)	4,000		4,004
Federal Farm Credit Discount Notes
Zero coupon due 05/15/12	11,000		10,996
Federal Home Loan Banks
0.320% due 12/09/11	12,000		12,003
0.130% due 02/24/12	25,000		25,002
0.140% due 09/04/12 (Ê)	18,000		17,997
0.350% due 10/24/12	10,000		10,002
Federal Home Loan Mortgage Corp.
0.209% due 04/03/12 (Ê)	15,000		15,003
Federal National Mortgage Association
0.875% due 01/12/12	20,000		20,029
0.265% due 08/23/12 (Ê)	17,500		17,511
0.273% due 09/17/12 (Ê)	15,000		15,011
Federal National Mortgage Association Discount Notes
Zero coupon due 01/06/12	15,000		14,999
Freddie Mac Discount Notes
Zero coupon due 01/23/12	2,000		2,000
Zero coupon due 02/21/12	18,000		17,998
Russell U.S. Cash Management Fund	360,917,998	(¥)	360,918
United States Treasury Bills
0.017% due 11/03/11	50,000		50,000
0.081% due 11/03/11 (ç)(ž)	180,000		180,000
0.077% due 11/17/11	31,700		31,700
0.107% due 12/15/11 (§)(ç)	14,200		14,199
0.101% due 12/29/11 (§)	10,000		9,998
0.285% due 01/12/12 (§)	7,500		7,499
Zero coupon due 01/19/12 (§)	11,000		10,999

	Principal Amount ($) or Shares	Market Value $
0.010% due 01/26/12 (§)	21,000	20,999
0.021% due 02/23/12	100,000	99,996
United States Treasury Notes
0.129% due 01/31/12 (§)	5,000	5,010
0.130% due 01/31/12 (§)	7,000	7,014
0.143% due 01/31/12 (§)	3,000	3,006
0.231% due 02/29/12 (ž)	15,000	15,041
0.173% due 03/31/12	7,000	7,027
0.379% due 03/31/12	18,000	18,068
0.070% due 04/30/12 (§)	5,000	5,022
0.185% due 04/30/12 (§)	10,000	10,046

Total Short-Term Investments (cost $1,070,000)		1,070,119

Total Investments - 98.6% (identified cost $1,218,154)		1,218,302

Other Assets and Liabilities, Net - 1.4%		17,688

Net Assets - 100.0%		1,235,990

See accompanying notes which are an integral part of the financial statements.

Russell Commodity Strategies Fund	331

Russell Investment Company

Russell Commodity Strategies Fund

Consolidated Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Cotton Futures	86	USD	4,335	03/12	(2)
Light Sweet Crude Oil Futures	291	USD	27,040	02/12	1,860

Short Positions
Cotton Futures	86	USD	4,399	12/11	48
Light Sweet Crude Oil Futures	291	USD	27,086	12/11	(2,132)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					(226)

Index Swap Contracts
Fund Receives Underlying Security	Counterparty	Notional Amount		Fund Pays Fixed Rate	Termination Date	Market Value $

Dow Jones-UBS Commodity Index	Merrill Lynch	USD	232,857	0.140%	03/06/12	(1)
Dow Jones-UBS Commodity Index Excess Return	UBS AG	USD	277,886	0.140%	10/03/12	(1)
Dow Jones-UBS Commodity Index Total Return	BNP Paribas	USD	43,914	0.250%	11/21/11	224
Dow Jones-UBS Commodity Index Total Return	Morgan Stanley	USD	33,521	0.160%	11/21/11	171
Dow Jones-UBS Commodity Index Total Return	Societe Generale	USD	50,819	0.150%	11/21/11	259
Dow Jones-UBS Commodity Index Total Return	UBS AG	USD	13,337	0.130%	11/21/11	68
Dow Jones-UBS Commodity Index Total Return 2 Month Forward	Morgan Stanley	USD	257,832	0.250%	11/21/11	1,495
Dow Jones-UBS Commodity Index Total Return 2 Month Forward	Societe Generale	USD	49,238	0.300%	11/21/11	286
Dow Jones-UBS Commodity Index Total Return 2 Month Forward	UBS AG	USD	23,784	0.300%	11/21/11	138
Russell Jeffries Diversified I Index	Newedge Group	USD	241,137	0.350%	09/09/31	(2,285)

Total Market Value of Open Index Swap Contracts Premiums Paid (Received) - $ - (å)						354

See accompanying notes which are an integral part of the financial statements.

332	Russell Commodity Strategies Fund

Russell Investment Company

Russell Commodity Strategies Fund

Consolidated Presentation of Portfolio Holdings — October 31, 2011

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Long-Term Investments
United States Government Agencies	$—	$148,183	$—	$148,183	12.0
Short-Term Investments	—	1,070,119	—	1,070,119	86.6

Total Investments	—	1,218,302	—	1,218,302	98.6

Other Assets and Liabilities, Net					1.4

					100.0

Other Financial Instruments
Futures Contracts	(226)	—	—	(226)	—	*
Index Swap Contracts	—	2,639	(2,285)	354	—	*

Total Other Financial Instruments*	$(226)	$2,639	$(2,285)	$128

*	Less than .05% of net assets.

**	Other financial instruments reflected, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

Investments in which significant unobservable inputs (Level 3) used in determining a value for the period ending October 31, 2011 were less than 1% of net assets.

There were no significant quarter to quarter transfers in and out of levels 1, 2 and 3 during the period ending October 31, 2011.

See accompanying notes which are an integral part of the financial statements.

Russell Commodity Strategies Fund	333

Russell Investment Company

Russell Commodity Strategies Fund

Fair Value of Derivative Instruments — October 31, 2011

Amounts in thousands

Derivatives not accounted for as hedging instruments	Commodity Contracts

Location: Statement of Assets and Liabilities - Assets
Daily variation margin on futures contracts*	$1,908
Index swap contracts, at market value	2,641

Total	$4,549

Location: Statement of Assets and Liabilities - Liabilities
Daily variation margin on futures contracts*	$2,134
Index swap contracts, at market value	2,287

Total	$4,421

Derivatives not accounted for as hedging instruments	Commodity Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$(2,787)
Index swap contracts	39,535

Total	$36,748

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$183
Index swap contracts	(2,738)

Total	$(2,555)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

334	Russell Commodity Strategies Fund

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Russell Investment Company

Russell Global Infrastructure Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

Russell Global Infrastructure Fund - Class A
	Total Return
1 Year	(5.42)%
Inception*	(1.30	)%§

Russell Global Infrastructure Fund - Class C
	Total Return
1 Year	(0.48)%
Inception*	3.40	%§

Russell Global Infrastructure Fund - Class E
	Total Return
1 Year	0.38%
Inception*	4.23	%§

Russell Global Infrastructure Fund - Class S
	Total Return
1 Year	0.65%
Inception*	4.49	%§

Russell Global Infrastructure Fund - Class Y
	Total Return
1 Year	0.79%
Inception*	4.62	%§

S&P Global Infrastructure Index Net (USD)SM **
	Total Return
1 Year	0.62%
Inception*	4.89	%§

336	Russell Global Infrastructure Fund

Russell Investment Company

Russell Global Infrastructure Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

The Russell Global Infrastructure Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has three money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term growth of capital and current income.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2011?

For the fiscal year ended October 31, 2011, the Russell Global Infrastructure Fund’s Class A, Class C, Class E, Class S, and Class Y Shares gained 0.39%, lost 0.48%, gained 0.38%, 0.65% and 0.79%, respectively. This is compared to the Fund’s benchmark, the S&P Global Infrastructure Index Net (USD)SM, which gained 0.62% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2011, the Lipper® Specialty/Miscellaneous Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 2.93%. This return serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

For the fiscal year ended October 31, 2011, the global infrastructure market, as measured by the S&P Global Infrastructure Index Net (USD)SM, delivered a 0.62% return. At the sector level, the Fund’s benchmark was led by pipelines and airports, while power producers, electric utilities and multi utilities were the biggest laggards. Pipelines outperformed largely as a result of strong earnings and robust merger and acquisition activity in the sector, while airports benefited from resilient passenger volumes. European megacap integrated utilities suffered from regulatory challenges as well as growing concerns about the efficacy of nuclear energy. From a regional perspective, North America was the best performer in the Fund’s index, while Japan and Continental Europe trailed the index significantly. North America benefited from investor risk aversion and capital ‘flying to quality’ in the wake of the Japan nuclear disaster and the European sovereign debt crisis, while Japan and Europe, respectively, sold off due to these crises. Emerging markets also underperformed the index, in large part due to risk aversion by general equities investors, and concerns about regulatory uncertainty in China.

Overall, sector allocation had a positive effect on Fund performance, as gains from an underweight to electric utilities and overweight to water outweighed losses from an underweight position in oil & gas pipelines. Security selection was also positive, as strong selection in electric utilities, multi-utilities and marine ports overwhelmed negative selection in toll roads. At the regional level, underweights to Continental Europe and Japan significantly helped performance, while an overweight to emerging markets detracted. Strong security selection in Europe and Japan overwhelmed weak selection in North America.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

Cohen & Steers Capital Management, Inc. (“Cohen”) outperformed the Fund’s benchmark for the fiscal year as a result of both stock selection and sector allocation. Cohen implements a “growth at a reasonable price” strategy incorporating both top-down and bottom-up components. Cohen’s stock selection was strongest in the electric utilities and toll roads sectors, while an overweight to pipelines further benefited relative performance. Out of benchmark exposure to the railroads and industrial conglomerates sectors had a modestly negative impact on performance. From a regional perspective, an overweight to North America and an underweight to Japan benefited Cohen’s performance, outweighing the negative effect of an overweight to the emerging markets.

Macquarie Capital Investment Management LLC (“Macquarie”) outperformed the Fund’s benchmark for the fiscal year due to strong stock selection within the electric utilities, pipelines and multi-utilities sectors. Macquarie pursues a highly benchmark-aware, fundamentals-driven investment strategy. Outperformance during the fiscal year was driven entirely by stock selection within the electric utilities, pipelines and multi-utilities sectors. Results of sector allocations were flat, as positive performance from underweights to electric utilities and marine ports and an overweight to toll roads was offset by an underweight to pipelines. On a regional basis, stock selection was strongest within Japan and continental Europe, particularly within the utilities sectors.

Nuveen Asset Management, Inc. (“Nuveen”) (formerly FAF Advisors, Inc) outperformed the Fund’s benchmark for the fiscal year as a result of favorable stock selection among emerging markets marine ports and European multi-utilities. Nuveen utilizes a bottom-up relative value strategy that features a high degree of turnover. Sector allocation was modestly beneficial, with contributions from an underweight to electric utilities and an overweight to water utilities offsetting the negative effects of an underweight to pipelines and ex-benchmark exposure to industrial conglomerates.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager lineup during the fiscal year.

Russell Global Infrastructure Fund	337

Russell Investment Company

Russell Global Infrastructure Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

Money Managers as of October 31, 2011	Styles
Cohen & Steers Capital Management, Inc	Public Market Equity
Macquarie Capital Investment Management LLC	Public Market Equity
Nuveen Asset Management, LLC	Public Market Equity

Investments in the Fund are not deposits with or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (“MBL”) nor any Macquarie Group company and are subject to investment risk, including loss of income and principal invested and possible delays in payment of redemption proceeds. Neither MBL nor any other member company of the Macquarie Group guarantees the performance of the Fund or the repayment of principal from the Fund or any particular rate of return.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued Class A, C, E, S, and Y Shares on October 1, 2010.

**

The S&P Global Infrastructure Index Net (USD)SM provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. The index has balanced weights across three distinct infrastructure clusters: utilities, transportation and energy.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

338	Russell Global Infrastructure Fund

Russell Investment Company

Russell Global Infrastructure Fund

Shareholder Expense Example — October 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2011 to October 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$904.10	$1,017.69
Expenses Paid During Period*	$7.15	$7.58

*	Expenses are equal to the Fund’s annualized expense ratio of 1.49% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$899.80	$1,013.91
Expenses Paid During Period*	$10.73	$11.37

*	Expenses are equal to the Fund’s annualized expense ratio of 2.24% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$904.00	$1,017.69
Expenses Paid During Period*	$7.15	$7.58

*	Expenses are equal to the Fund’s annualized expense ratio of 1.49% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Global Infrastructure Fund	339

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Shareholder Expense Example, continued — October 31, 2011 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$905.20	$1,019.11
Expenses Paid During Period*	$5.81	$6.16

*	Expenses are equal to the Fund’s annualized expense ratio of 1.21% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$905.90	$1,019.91
Expenses Paid During Period*	$5.04	$5.35

*	Expenses are equal to the Fund’s annualized expense ratio of 1.05% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

340	Russell Global Infrastructure Fund

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Schedule of Investments — October 31, 2011

Amounts in thousands

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 94.8%
Australia - 9.3%
APA Group	1,299,457	5,917
Asciano, Ltd.	5,269,829	8,322
Australian Infrastructure Fund Class Miscellaneous (Ñ)	2,921,118	5,788
DUET Group	971,448	1,688
Macquarie Atlas Roads Group (Æ)	176,438	260
MAp Group	3,492,712	12,473
QR National, Ltd.	414,092	1,421
SP AusNet Class Miscellaneous	436,890	456
Spark Infrastructure Group (Þ)	7,577,203	9,654
Transurban Group - ADR (Æ)	5,555,839	30,434

		76,413

Austria - 0.4%
Flughafen Wien AG	11,734	527
Oesterreichische Post AG (Ñ)	96,132	2,899
Verbund AG Class A	4,505	131

		3,557

Belgium - 0.1%
Elia System Operator SA	16,201	656

Brazil - 5.4%
CCR SA	352,213	9,693
Cia de Saneamento Basico do Estado de Sao Paulo - ADR (Æ)	84,414	4,580
Cia de Saneamento de Minas Gerais- COPASA (Æ)	12,620	237
Cia Paranaense de Energia - ADR (Æ)	79,774	1,610
CPFL Energia SA - ADR (Ñ)	19,094	496
EcoRodovias Infraestrutura e Logistica SA	121,812	922
EDP - Energias do Brasil SA	549,443	11,841
Equatorial Energia SA	465,110	3,010
LLX Logistica SA (Æ)	1,773,300	3,946
Santos Brasil Participacoes SA	136,522	2,025
Ultrapar Participacoes SA	128,020	2,282
Ultrapar Participacoes SA - ADR (Ñ)	87,632	1,556
Wilson Sons, Ltd. Class BDR	172,421	2,440

		44,638

Canada - 9.5%
Algonquin Power & Utilities Corp.	298,897	1,679
AltaGas, Ltd. - ADR	29,000	856
Atco, Ltd. Class I	49,332	3,013
Brookfield Infrastructure Partners, LP	279,361	7,009
Brookfield Renewable Power Fund	37,172	1,019
Emera, Inc. (Ñ)	38,377	1,260
Enbridge, Inc. (Ñ)	1,045,136	36,239
Just Energy Group, Inc. (Ñ)	5,020	54
Keyera Corp. (Ñ)	8,615	393
Pembina Pipeline Corp. (Ñ)	107,068	2,914
TransCanada Corp.	521,977	22,218

	Principal Amount ($) or Shares	Market Value $
Veresen, Inc.	80,657	1,166
Westshore Terminals Investment Corp.	35,675	870

		78,690

Chile - 0.4%
E.CL SA	378,259	1,036
Empresa Nacional de Electricidad SA - ADR	53,054	2,559

		3,595

China - 3.3%
Beijing Capital International Airport Co., Ltd. Class H	5,846,360	2,626
China Resources Gas Group, Ltd.	47,780	69
China Suntien Green Energy Corp., Ltd. Class H	2,777,626	631
COSCO Pacific, Ltd.	6,179,633	8,603
Dalian Port PDA Co., Ltd. Class H	12,968,000	3,315
ENN Energy Holdings, Ltd.	148,401	536
Hopewell Highway Infrastructure, Ltd.	984,941	542
Jiangsu Expressway Co., Ltd. Class H	6,868,000	5,913
Towngas China Co., Ltd.	818,987	442
Zhejiang Expressway Co., Ltd. Class H	7,158,246	4,692

		27,369

Czech Republic - 0.1%
CEZ AS	21,578	912

Finland - 0.2%
Fortum OYJ	61,546	1,497

France - 5.9%
Aeroports de Paris	143,345	11,241
EDF SA	21,036	630
Eutelsat Communications SA	48,018	1,975
GDF Suez	613,239	17,269
Groupe Eurotunnel SA	1,075,930	9,672
Rubis	573	32
Suez Environnement Co.	46,667	731
Vinci SA	144,147	7,075

		48,625

Germany - 5.0%
E.ON AG	812,962	19,655
Fraport AG Frankfurt Airport Services Worldwide	235,750	14,791
Hamburger Hafen und Logistik AG (Ñ)	221,075	6,779

		41,225

Hong Kong - 4.9%
Beijing Enterprises Holdings, Ltd.	1,733,679	9,596
Cheung Kong Infrastructure Holdings, Ltd.	1,059,236	5,665
China Everbright International, Ltd.	5,752,713	1,623
China Merchants Holdings International Co., Ltd.	3,096,295	9,563

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Schedule of Investments, continued — October 31, 2011

Amounts in thousands

	Principal Amount ($) or Shares	Market Value $

CLP Holdings, Ltd.	304,303	2,709
Guangdong Investment, Ltd.	553,043	333
Hong Kong & China Gas Co., Ltd.	1,471,941	3,319
MTR Corp.	1,360,941	4,372
Power Assets Holdings, Ltd.	379,010	2,891

		40,071

India - 0.4%
GAIL India, Ltd. - GDR	36,473	1,920
Power Grid Corp. of India, Ltd.	616,006	1,322

		3,242

Italy - 4.6%
Ansaldo STS SpA	75,374	785
Atlantia SpA	1,900,017	28,925
Autostrada Torino-Milano SpA	42,157	441
Enel SpA	844,313	3,969
Hera SpA	964,210	1,569
Iren SpA - ADR	115,014	138
Societa Iniziative Autostradali e Servizi SpA	163,477	1,350
Terna Rete Elettrica Nazionale SpA	205,187	784

		37,961

Japan - 2.5%
East Japan Railway Co.	42,715	2,594
Japan Airport Terminal Co., Ltd. (Ñ)	265,204	3,498
Kamigumi Co., Ltd.	506,468	4,413
Kansai Electric Power Co., Inc. (The)	40,700	602
Mitsubishi Logistics Corp.	245,000	2,698
Tokyo Gas Co., Ltd.	1,586,727	6,816

		20,621

Luxembourg - 0.5%
SES SA	174,015	4,440

Marshall Islands - 0.1%
Golar LNG Partners, LP	28,825	827
Teekay Corp.	50	1

		828

Mexico - 1.0%
Grupo Aeroportuario del Pacifico SAB de CV - ADR	59,241	2,053
Grupo Aeroportuario del Sureste SAB de CV - ADR	49,541	2,853
OHL Mexico SAB de CV (Æ)	1,898,046	2,962

		7,868

Netherlands - 1.4%
Koninklijke Vopak NV	229,868	11,845

New Zealand - 0.8%
Auckland International Airport, Ltd.	1,062,842	2,006

	Principal Amount ($) or Shares	Market Value $
Infratil, Ltd.	1,212,023	1,807
Port of Tauranga, Ltd.	368,522	2,884

		6,697

Norway - 0.1%
Hafslund ASA Class B	71,705	732

Philippines - 0.2%
International Container Terminal Services, Inc.	1,044,183	1,349
Metro Pacific Investments Corp.	6,801,091	511

		1,860

Portugal - 0.1%
Brisa Auto-Estradas de Portugal SA	223,798	764

Singapore - 2.8%
Cityspring Infrastructure Trust (Æ)(Ñ)	3,634,013	1,084
ComfortDelGro Corp., Ltd. (Ñ)	2,888,024	3,202
Hutchison Port Holdings Trust Class U	5,663,000	3,745
Hyflux, Ltd. (Ñ)	209,546	236
Parkway Life Real Estate Investment Trust (Æ)(ö)	1,085,500	1,550
SATS, Ltd. (Ñ)	1,291,090	2,514
SembCorp Industries, Ltd.	778,979	2,566
Singapore Post, Ltd. (Ñ)	4,187,581	3,407
Singapore Telecommunications, Ltd.	381,135	977
SMRT Corp., Ltd. (Ñ)	2,472,269	3,617

		22,898

South Korea - 0.5%
Korea Electric Power Corp. - ADR	343,071	3,784

Spain - 2.0%
Abertis Infraestructuras SA (Ñ)	907,291	14,879
Enagas SA	49,011	965
Ferrovial SA	81,214	1,030

		16,874

Switzerland - 1.0%
Flughafen Zuerich AG	20,588	7,894

United Kingdom - 6.8%
BBA Aviation PLC	597,898	1,705
Centrica PLC	2,633,715	12,474
National Grid PLC	1,138,264	11,274
National Grid PLC - ADR	213,425	10,686
Pennon Group PLC	59,761	667
Scottish & Southern Energy PLC	311,501	6,695
Severn Trent PLC Class H	189,119	4,600
United Utilities Group PLC	819,457	7,972

		56,073

United States - 25.5%
American Electric Power Co., Inc.	181,200	7,118

342	Russell Global Infrastructure Fund

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Schedule of Investments, continued — October 31, 2011

Amounts in thousands

	Principal Amount ($) or Shares	Market Value $

American States Water Co.	21,642	756
American Tower Corp. Class A (Æ)	249,289	13,736
American Water Works Co., Inc.	115,852	3,537
California Water Service Group	430	8
CenterPoint Energy, Inc.	38,300	798
Chesapeake Utilities Corp.	66,660	2,826
Consolidated Edison, Inc.	19,250	1,114
Corrections Corp. of America (Æ)	274,818	6,109
Crown Castle International Corp. (Æ)	212,353	8,783
Dominion Resources, Inc.	124,944	6,446
Edison International	34,700	1,409
El Paso Corp.	547,616	13,696
El Paso Pipeline Partners, LP	39,637	1,321
Enbridge Energy Partners, LP Class A	43,600	1,327
Enterprise Products Partners, LP	64,563	2,894
Exelon Corp.	262,148	11,637
FirstEnergy Corp.	112,400	5,054
ITC Holdings Corp.	54,101	3,932
Kinder Morgan, Inc.	5,257	150
Magellan Midstream Partners, LP	25,700	1,643
MarkWest Energy Partners, LP	11,950	595
NextEra Energy, Inc.	240,584	13,569
NiSource, Inc. (Ñ)	92,310	2,039
Northeast Utilities	32,970	1,140
Northwest Natural Gas Co.	21,802	1,019
OGE Energy Corp.	82,612	4,274
Oiltanking Partners, LP	41,860	1,139
PG&E Corp.	307,799	13,205
PPL Corp.	108,268	3,180
Public Service Enterprise Group, Inc.	148,150	4,993
Questar Corp.	406,393	7,831
Republic Services, Inc. Class A	10,490	298
Sempra Energy	39,984	2,148
SJW Corp.	1,205	28
Southern Co.	197,318	8,524
Southern Union Co.	31,732	1,334
Spectra Energy Corp.	577,471	16,533
Standard Parking Corp. (Æ)	58,234	1,024
Tesoro Logistics, LP	33,896	908
UIL Holdings Corp.	52,959	1,805
Unitil Corp.	14,994	400
Waste Connections, Inc.	103,251	3,516
Williams Cos., Inc. (The)	659,750	19,865
Wisconsin Energy Corp.	122,709	3,979
Xcel Energy, Inc.	103,095	2,665

		210,305

Total Common Stocks (cost $778,192)		781,934

	Principal Amount ($) or Shares		Market Value $

Preferred Stocks - 0.3%
Brazil - 0.3%
Cia de Gas de Sao Paulo (Æ)	74,754		1,528
Cia de Transmissao de Energia Electrica Paulista	16,605		476
Cia Energetica do Ceara	13,073		264

			2,268

Total Preferred Stocks (cost $2,758)			2,268

Short-Term Investments - 4.8%
United States - 4.8%
Russell U.S. Cash Management Fund	39,235,947	(¥)	39,236

Total Short-Term Investments (cost $39,236)			39,236

Other Securities - 5.4%
Russell U.S. Cash Collateral Fund (×)	44,756,636	(¥)	44,757

Total Other Securities (cost $44,757)			44,757

Total Investments - 105.3% (identified cost $864,943)			868,195

Other Assets and Liabilities, Net - (5.3%)			(43,447)

Net Assets - 100.0%			824,748

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
ASX SPI 200 Index Futures (Australia)	31	AUD	3,320	12/11	166
EURO STOXX 50 Index Futures (EMU)	394	EUR	9,409	12/11	1,294
FTSE 100 Index Futures (UK)	34	GBP	1,883	12/11	147
Hang Seng Index Futures (Hong Kong)	17	HKD	16,817	11/11	108
S&P 500 E-Mini Index Futures (CME)	220	USD	13,743	12/11	685
S&P TSE 60 Index Futures (Canada)	36	CAD	5,016	12/11	128
TOPIX Index Futures (Japan)	18	JPY	136,620	12/11	26

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					2,554

See accompanying notes which are an integral part of the financial statements.

344	Russell Global Infrastructure Fund

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Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Bank of America	USD	147	AUD	150	12/21/11	11
Bank of America	USD	289	AUD	300	12/21/11	25
Bank of America	USD	244	CAD	250	12/21/11	7
Bank of America	USD	608	CAD	602	12/21/11	(6)
Bank of America	USD	544	EUR	400	12/21/11	10
Bank of America	USD	545	EUR	400	12/21/11	8
Bank of America	USD	156	GBP	100	12/21/11	4
Bank of America	USD	128	HKD	1,000	12/21/11	—
Bank of America	USD	287	JPY	22,050	12/21/11	(5)
Bank of America	EUR	250	USD	342	12/21/11	(4)
Bank of America	GBP	100	USD	156	12/21/11	(5)
Barclays Bank PLC	USD	532	AUD	522	12/21/11	14
Barclays Bank PLC	USD	608	CAD	602	12/21/11	(5)
Barclays Bank PLC	USD	2,202	EUR	1,608	12/21/11	21
Barclays Bank PLC	USD	379	GBP	240	12/21/11	6
Barclays Bank PLC	USD	409	HKD	3,192	12/21/11	2
Barclays Bank PLC	USD	287	JPY	22,050	12/21/11	(5)
Brown Brothers Harriman & Co.	USD	100	CAD	100	12/21/11	—
Brown Brothers Harriman & Co.	USD	137	EUR	100	12/21/11	2
Brown Brothers Harriman & Co.	USD	64	HKD	500	12/21/11	—
Brown Brothers Harriman & Co.	AUD	275	USD	293	12/21/11	5
Brown Brothers Harriman & Co.	CAD	385	USD	388	12/21/11	2
Brown Brothers Harriman & Co.	EUR	350	USD	498	12/21/11	13
Brown Brothers Harriman & Co.	GBP	200	USD	322	12/21/11	1
Brown Brothers Harriman & Co.	HKD	2,000	USD	258	12/21/11	—
Brown Brothers Harriman & Co.	JPY	10,000	USD	132	12/21/11	4
Credit Suisse First Boston	USD	533	AUD	522	12/21/11	14
Credit Suisse First Boston	USD	220	CAD	218	11/01/11	(1)
Credit Suisse First Boston	USD	812	EUR	571	11/01/11	(22)
Credit Suisse First Boston	USD	12	NOK	66	11/01/11	—
Credit Suisse First Boston	SGD	443	USD	356	11/02/11	3
Deutsche Bank AG	USD	197	AUD	200	12/21/11	12
Deutsche Bank AG	USD	286	AUD	300	12/21/11	29
Deutsche Bank AG	USD	302	CAD	300	12/21/11	(1)
Deutsche Bank AG	USD	381	CAD	400	12/21/11	20
Deutsche Bank AG	USD	1,460	EUR	1,100	12/21/11	62
Deutsche Bank AG	USD	2,202	EUR	1,608	12/21/11	22
Deutsche Bank AG	USD	232	GBP	150	12/21/11	9
Deutsche Bank AG	USD	379	GBP	240	12/21/11	6
Deutsche Bank AG	USD	257	HKD	2,000	12/21/11	—
Deutsche Bank AG	USD	130	JPY	10,000	12/21/11	(2)
Deutsche Bank AG	USD	131	JPY	10,000	12/21/11	(3)
Deutsche Bank AG	USD	287	JPY	22,050	12/21/11	(5)
Deutsche Bank AG	EUR	208	USD	295	11/01/11	7
Deutsche Bank AG	SGD	1,201	USD	967	11/01/11	10
HSBC Bank PLC	USD	194	AUD	200	12/21/11	16
HSBC Bank PLC	USD	533	AUD	522	12/21/11	14
HSBC Bank PLC	USD	195	CAD	200	12/21/11	6
HSBC Bank PLC	USD	608	CAD	602	12/21/11	(5)
HSBC Bank PLC	USD	541	EUR	400	12/21/11	13
HSBC Bank PLC	USD	2,204	EUR	1,608	12/21/11	20
HSBC Bank PLC	USD	154	GBP	100	12/21/11	7
HSBC Bank PLC	USD	156	GBP	100	12/21/11	4

See accompanying notes which are an integral part of the financial statements.

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Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

HSBC Bank PLC	USD	379	GBP	240	12/21/11	6
HSBC Bank PLC	USD	128	HKD	1,000	12/21/11	—
HSBC Bank PLC	USD	128	HKD	1,000	12/21/11	—
HSBC Bank PLC	USD	409	HKD	3,192	12/21/11	2
HSBC Bank PLC	USD	131	JPY	10,000	12/21/11	(3)
HSBC Bank PLC	USD	288	JPY	22,050	12/21/11	(5)
JPMorgan Chase Bank	USD	532	AUD	522	12/21/11	14
JPMorgan Chase Bank	USD	608	CAD	602	12/21/11	(5)
JPMorgan Chase Bank	USD	269	EUR	200	12/21/11	8
JPMorgan Chase Bank	USD	380	GBP	240	12/21/11	6
JPMorgan Chase Bank	USD	409	HKD	3,192	12/21/11	2
JPMorgan Chase Bank	USD	287	JPY	22,050	12/21/11	(5)
JPMorgan Chase Bank	AUD	100	USD	102	12/21/11	(3)
JPMorgan Chase Bank	CAD	100	USD	99	12/21/11	(2)
JPMorgan Chase Bank	EUR	100	USD	133	12/21/11	(5)
JPMorgan Chase Bank	EUR	200	USD	275	12/21/11	(1)
JPMorgan Chase Bank	HKD	700	USD	90	12/21/11	—
JPMorgan Chase Bank	JPY	10,000	USD	130	12/21/11	2
Mellon Bank	USD	293	CAD	300	12/21/11	7
Mellon Bank	USD	2,205	EUR	1,608	12/21/11	19
Mellon Bank	AUD	150	USD	153	12/21/11	(4)
Mellon Bank	CAD	350	USD	345	12/21/11	(6)
Mellon Bank	EUR	400	USD	550	12/21/11	(3)
Mellon Bank	GBP	100	USD	158	12/21/11	(3)
Mellon Bank	HKD	500	USD	64	12/21/11	—
Mellon Bank	JPY	700	USD	9	12/21/11	—
Royal Bank of Canada	USD	533	AUD	522	12/21/11	14
Royal Bank of Canada	USD	288	CAD	300	12/21/11	13
Royal Bank of Canada	USD	608	CAD	602	12/21/11	(5)
Royal Bank of Canada	USD	2,202	EUR	1,608	12/21/11	21
Royal Bank of Canada	USD	379	GBP	240	12/21/11	6
Royal Bank of Canada	USD	409	HKD	3,192	12/21/11	2
Royal Bank of Canada	USD	287	JPY	22,050	12/21/11	(5)
Royal Bank of Canada	AUD	250	USD	255	12/21/11	(7)
Royal Bank of Canada	AUD	450	USD	436	12/21/11	(36)
Royal Bank of Canada	AUD	700	USD	678	12/21/11	(55)
Royal Bank of Canada	CAD	300	USD	302	12/21/11	1
Royal Bank of Canada	CAD	350	USD	340	12/21/11	(11)
Royal Bank of Canada	CAD	750	USD	728	12/21/11	(24)
Royal Bank of Canada	EUR	550	USD	754	12/21/11	(7)
Royal Bank of Canada	EUR	1,500	USD	2,019	12/21/11	(56)
Royal Bank of Canada	EUR	2,100	USD	2,826	12/21/11	(78)
Royal Bank of Canada	GBP	90	USD	138	12/21/11	(7)
Royal Bank of Canada	GBP	100	USD	157	12/21/11	(4)
Royal Bank of Canada	GBP	250	USD	383	12/21/11	(19)
Royal Bank of Canada	HKD	750	USD	96	12/21/11	—
Royal Bank of Canada	HKD	3,500	USD	449	12/21/11	(1)
Royal Bank of Canada	HKD	3,500	USD	449	12/21/11	(1)
Royal Bank of Canada	JPY	10,000	USD	131	12/21/11	3
Royal Bank of Canada	JPY	20,000	USD	262	12/21/11	6
Royal Bank of Canada	JPY	25,000	USD	328	12/21/11	8
Royal Bank of Scotland PLC	USD	202	AUD	200	12/21/11	7
Royal Bank of Scotland PLC	USD	196	CAD	200	12/21/11	4

See accompanying notes which are an integral part of the financial statements.

346	Russell Global Infrastructure Fund

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Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Royal Bank of Scotland PLC	USD	413	EUR	300	12/21/11	2
Royal Bank of Scotland PLC	USD	548	EUR	400	12/21/11	6
Royal Bank of Scotland PLC	USD	157	GBP	100	12/21/11	4
Royal Bank of Scotland PLC	USD	129	HKD	1,000	12/21/11	—
Royal Bank of Scotland PLC	USD	130	JPY	10,000	12/21/11	(2)
Royal Bank of Scotland PLC	AUD	150	USD	153	12/21/11	(4)
Royal Bank of Scotland PLC	CAD	100	USD	101	12/21/11	1
Royal Bank of Scotland PLC	EUR	800	USD	1,098	12/21/11	(8)
Royal Bank of Scotland PLC	GBP	100	USD	158	12/21/11	(3)
Royal Bank of Scotland PLC	HKD	2,800	USD	359	12/21/11	(1)
Royal Bank of Scotland PLC	JPY	10,000	USD	130	12/21/11	2
State Street Bank & Trust Co.	USD	213	AUD	200	12/21/11	(3)
State Street Bank & Trust Co.	USD	314	AUD	300	12/21/11	—
State Street Bank & Trust Co.	USD	389	AUD	400	12/21/11	30
State Street Bank & Trust Co.	USD	403	AUD	400	12/21/11	16
State Street Bank & Trust Co.	USD	509	AUD	500	12/21/11	15
State Street Bank & Trust Co.	USD	6	BRL	11	11/01/11	—
State Street Bank & Trust Co.	USD	313	BRL	523	11/01/11	(8)
State Street Bank & Trust Co.	USD	33	CAD	33	11/01/11	—
State Street Bank & Trust Co.	USD	63	CAD	62	11/01/11	—
State Street Bank & Trust Co.	USD	28	CAD	28	11/02/11	—
State Street Bank & Trust Co.	USD	92	CAD	92	11/03/11	—
State Street Bank & Trust Co.	USD	401	CAD	400	12/21/11	—
State Street Bank & Trust Co.	USD	503	CAD	500	12/21/11	(2)
State Street Bank & Trust Co.	USD	505	CAD	500	12/21/11	(4)
State Street Bank & Trust Co.	USD	581	CAD	600	12/21/11	21
State Street Bank & Trust Co.	USD	2,805	EUR	1,979	11/02/11	(66)
State Street Bank & Trust Co.	USD	916	EUR	658	11/03/11	(6)
State Street Bank & Trust Co.	USD	425	EUR	300	12/21/11	(10)
State Street Bank & Trust Co.	USD	1,106	EUR	800	12/21/11	—
State Street Bank & Trust Co.	USD	1,107	EUR	800	12/21/11	(1)
State Street Bank & Trust Co.	USD	1,224	EUR	900	12/21/11	21
State Street Bank & Trust Co.	USD	1,228	EUR	900	12/21/11	17
State Street Bank & Trust Co.	USD	2,203	EUR	1,608	12/21/11	20
State Street Bank & Trust Co.	USD	1,932	GBP	1,200	11/01/11	(3)
State Street Bank & Trust Co.	USD	161	GBP	100	12/21/11	—
State Street Bank & Trust Co.	USD	313	GBP	200	12/21/11	9
State Street Bank & Trust Co.	USD	313	GBP	200	12/21/11	8
State Street Bank & Trust Co.	USD	316	GBP	200	12/21/11	6
State Street Bank & Trust Co.	USD	321	GBP	200	12/21/11	—
State Street Bank & Trust Co.	USD	379	GBP	240	12/21/11	6
State Street Bank & Trust Co.	USD	1,007	HKD	7,818	11/01/11	(1)
State Street Bank & Trust Co.	USD	129	HKD	1,000	12/21/11	—
State Street Bank & Trust Co.	USD	193	HKD	1,500	12/21/11	—
State Street Bank & Trust Co.	USD	193	HKD	1,500	12/21/11	—
State Street Bank & Trust Co.	USD	257	HKD	2,000	12/21/11	1
State Street Bank & Trust Co.	USD	257	HKD	2,000	12/21/11	1
State Street Bank & Trust Co.	USD	409	HKD	3,192	12/21/11	1
State Street Bank & Trust Co.	USD	128	JPY	10,000	12/21/11	—
State Street Bank & Trust Co.	USD	158	JPY	12,000	12/21/11	(5)
State Street Bank & Trust Co.	USD	195	JPY	15,000	12/21/11	(3)
State Street Bank & Trust Co.	USD	196	JPY	15,000	12/21/11	(4)

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund	347

Russell Investment Company

Russell Global Infrastructure Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

State Street Bank & Trust Co.	USD	197	JPY	15,000	12/21/11	(5)
State Street Bank & Trust Co.	AUD	100	USD	96	12/21/11	(9)
State Street Bank & Trust Co.	AUD	100	USD	96	12/21/11	(8)
State Street Bank & Trust Co.	AUD	300	USD	297	12/21/11	(18)
State Street Bank & Trust Co.	BRL	25	USD	15	11/01/11	—
State Street Bank & Trust Co.	CAD	18	USD	18	11/01/11	—
State Street Bank & Trust Co.	CAD	43	USD	43	11/01/11	—
State Street Bank & Trust Co.	CAD	44	USD	44	11/01/11	—
State Street Bank & Trust Co.	CAD	13	USD	13	11/02/11	—
State Street Bank & Trust Co.	CAD	13	USD	13	11/02/11	—
State Street Bank & Trust Co.	CAD	73	USD	73	11/03/11	—
State Street Bank & Trust Co.	CAD	74	USD	74	11/03/11	—
State Street Bank & Trust Co.	CAD	100	USD	96	12/21/11	(4)
State Street Bank & Trust Co.	CAD	200	USD	192	12/21/11	(9)
State Street Bank & Trust Co.	EUR	60	USD	86	11/02/11	2
State Street Bank & Trust Co.	EUR	100	USD	138	12/21/11	(1)
State Street Bank & Trust Co.	EUR	100	USD	133	12/21/11	(5)
State Street Bank & Trust Co.	EUR	150	USD	201	12/21/11	(6)
State Street Bank & Trust Co.	EUR	200	USD	269	12/21/11	(8)
State Street Bank & Trust Co.	EUR	250	USD	335	12/21/11	(10)
State Street Bank & Trust Co.	EUR	300	USD	416	12/21/11	1
State Street Bank & Trust Co.	EUR	300	USD	404	12/21/11	(11)
State Street Bank & Trust Co.	EUR	400	USD	546	12/21/11	(7)
State Street Bank & Trust Co.	GBP	491	USD	793	11/02/11	2
State Street Bank & Trust Co.	GBP	100	USD	154	12/21/11	(7)
State Street Bank & Trust Co.	HKD	115	USD	15	11/01/11	—
State Street Bank & Trust Co.	HKD	2,000	USD	257	12/21/11	—
State Street Bank & Trust Co.	PHP	7,634	USD	179	11/02/11	—
Westpac Banking Corp.	USD	532	AUD	522	12/21/11	14
Westpac Banking Corp.	USD	608	CAD	602	12/21/11	(5)
Westpac Banking Corp.	USD	64	HKD	500	12/21/11	—
Westpac Banking Corp.	USD	409	HKD	3,192	12/21/11	2

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						91

See accompanying notes which are an integral part of the financial statements.

348	Russell Global Infrastructure Fund

Russell Investment Company

Russell Global Infrastructure Fund

Presentation of Portfolio Holdings — October 31, 2011

Amounts in thousands

	Market Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets

Common Stocks
Australia	$—	$76,413	$—	$76,413	9.3
Austria	—	3,557	—	3,557	0.4
Belgium	—	656	—	656	0.1
Brazil	44,638	—	—	44,638	5.4
Canada	78,690	—	—	78,690	9.5
Chile	2,559	1,036	—	3,595	0.4
China	—	27,369	—	27,369	3.3
Czech Republic	—	912	—	912	0.1
Finland	—	1,497	—	1,497	0.2
France	—	48,625	—	48,625	5.9
Germany	—	41,225	—	41,225	5.0
Hong Kong	—	40,071	—	40,071	4.9
India	1,920	1,322	—	3,242	0.4
Italy	—	37,961	—	37,961	4.6
Japan	—	20,621	—	20,621	2.5
Luxembourg	—	4,440	—	4,440	0.5
Marshall Islands	828	—	—	828	0.1
Mexico	7,868	—	—	7,868	1.0
Netherlands	—	11,845	—	11,845	1.4
New Zealand	—	6,697	—	6,697	0.8
Norway	—	732	—	732	0.1
Philippines	—	1,860	—	1,860	0.2
Portugal	—	764	—	764	0.1
Singapore	—	22,898	—	22,898	2.8
South Korea	3,784	—	—	3,784	0.5
Spain	—	16,874	—	16,874	2.0
Switzerland	—	7,894	—	7,894	1.0
United Kingdom	10,686	45,387	—	56,073	6.8
United States	210,305	—	—	210,305	25.5
Preferred Stocks	2,268	—	—	2,268	0.3
Short-Term Investments	—	39,236	—	39,236	4.8
Other Securities	—	44,757	—	44,757	5.4

Total Investments	363,546	504,649	—	868,195	105.3

Other Assets and Liabilities, Net					(5.3)

					100.0

Other Financial Instruments
Futures Contracts	2,554	—	—	2,554	0.3
Foreign Currency Exchange Contracts	(82)	173	—	91	—

Total Other Financial Instruments*	$2,472	$173	$—	$2,645

*	Other financial instruments reflected, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant quarter to quarter transfers in and out of levels 1, 2 and 3 during the period ending October 31, 2011.

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund	349

Russell Investment Company

Russell Global Infrastructure Fund

Fair Value of Derivative Instruments — October 31, 2011

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$768
Daily variation margin on futures contracts*	2,554	—

Total	$2,554	$768

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$677

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$(3,501)	$—
Foreign currency-related transactions	—	4,787

Total	$(3,501)	$4,787

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$2,580	$—
Foreign currency-related transactions	—	(2,841)

Total	$2,580	$(2,841)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

350	Russell Global Infrastructure Fund

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Russell Investment Company

Russell Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

Russell Global Real Estate Securities Fund - Class A ‡
	Total Return
1 Year	(8.11)%
5 Years	(4.78	)%§
10 Years	8.92	%§

Russell Global Real Estate Securities Fund - Class C
	Total Return
1 Year	(3.28)%
5 Years	(4.39	)%§
10 Years	8.74	%§

Russell Global Real Estate Securities Fund - Class E
	Total Return
1 Year	(2.51)%
5 Years	(3.67	)%§
10 Years	9.55	%§

Russell Global Real Estate Securities Fund - Class S
	Total Return
1 Year	(2.28)%
5 Years	(3.42	)%§
10 Years	9.83	%§

Russell Global Real Estate Securities Fund - Class Y ‡‡
	Total Return
1 Year	(2.10)%
5 Years	(3.32	)%§
10 Years	9.89	%§

FTSE EPRA/NAREIT Developed Real Estate Index (net) **
	Total Return
1 Year	0.01%
5 Years	(3.55	)%§
10 Years	N/A§

FTSE NAREIT Equity REIT Index ***
	Total Return
1 Year	10.16%
5 Years	(1.00	)%§
10 Years	10.97	%§

352	Russell Global Real Estate Securities Fund

Russell Investment Company

Russell Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

The Russell Global Real Estate Securities Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has three money managers.

What is the Fund’s investment objective?

The Fund seeks to provide current income and long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2011?

For the fiscal year ended October 31, 2011, the Russell Global Real Estate Securities Fund’s Class A, Class C, Class E, Class S and Class Y Shares lost 2.51%, 3.28%, 2.51%, 2.28% and 2.10%, respectively. This is compared to the Fund’s benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index (Net), which gained 0.01% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2011, the Lipper® Global Real Estate Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, lost 1.87%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The fiscal year began with an environment in which small cap companies generally outperformed relative to large cap stocks. Given the Fund’s tilt toward higher quality, larger cap stocks, benchmark-relative performance was modestly negative in late 2010 and early 2011. Also detrimental to Fund performance were underweight positions in the Continental Europe and North America regions, which outperformed relative to Asia and Australia.

The latter half of the fiscal year was characterized by a decoupling of performance from company and property fundamentals. As concerns mounted over European sovereign debt and overall U.S. economic conditions weakened, real estate security performance came to be driven by global macro-economic events, with limited consideration of net asset value or fundamental differences across companies, sectors, countries and regions. This environment was detrimental to the Fund’s performance relative to the benchmark.

In response to elevated volatility and unpredictable swings in the performance of the broader equity market, the managers in the Fund reduced deviations from regional benchmark weights.

While this measure limited the potential negative impact of differences in performance among the regional equity markets, stock selection was challenged, particularly during August and September of 2011. Although property stocks globally delivered negative performance during this period, the worst performing companies tended to be those perceived to be more economically sensitive.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

At the composite Fund level, stock selection within the U.S., Hong Kong and Japan significantly detracted from Fund performance. From a sector allocation perspective, overweights to the more cyclically-exposed sectors, namely industrial and lodging, in addition to underweights to the more defensive health care and self storage sectors, had a negative impact on relative performance.

AEW Capital Management, L.P. (“AEW”) performed roughly in line with the Fund’s benchmark for the fiscal year. AEW utilizes a value oriented strategy that focuses on identifying companies that appear to be mispriced relative to underlying real estate net asset value. An overweight to the underperforming Asia region was detrimental to relative performance, as was an underweight to North America, which outperformed relative to the broader index. Security selection was modestly positive, with particularly strong selection in the U.S. that was partially offset by ineffective selection in Hong Kong. Overall sector allocation had a marginally positive impact on performance, due to overweight positions in the residential and health care sectors.

Cohen & Steers Capital Management, Inc. (“Cohen”) lagged relative to the Fund’s benchmark for the fiscal year, with most of the underperformance occurring during August and September of 2011. Of the three managers, Cohen’s performance was most detrimental to Fund performance. Cohen manages a broadly diversified portfolio of global property securities. Stock selection within the U.S. and Japan, in addition to underweight positions in the health care and self storage sectors and overweights to industrial and lodging/resorts, accounted for the bulk of Cohen’s underperformance.

INVESCO Advisers, Inc. (“Invesco”) modestly underperformed the Fund’s benchmark for the fiscal year. Invesco manages a broadly diversified portfolio with exposure to all major property sectors. Its investment style incorporates fundamental property market research and bottom-up quantitative securities analysis. Security selection had a marginally positive impact on relative performance, with positive contributions from positions within the U.S. and U.K. Sector allocation had a negative effect on performance, due to an overweight to the underperforming Asia region.

Describe any changes to the Fund’s structure or the money manager line-up.

Cash equitization was implemented on August 1, 2011 with the objective of reducing the impact of cash on Fund performance.

Russell Global Real Estate Securities Fund	353

Russell Investment Company

Russell Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

Cash equitization is the exposure of the Fund’s cash reserves to the performance of certain real estate securities markets or, where there is no appropriate instrument that represents exposure to the various components of the Fund’s benchmark, broad global equity markets by purchasing equity securities and/or derivatives. There were no changes to the money manager lineup during the fiscal year.

Money Managers as of October 31, 2011	Styles
AEW Capital Management, L.P.	Value
Cohen & Steers Capital Management, Inc.	Market-Oriented
INVESCO Advisers, Inc. which acts as a money manager to the Fund through its INVESCO Real Estate division	Market-Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2001.

**	In 2010, RIMCo changed the Fund’s investment strategy from a predominantly U.S. based investment strategy to a global investment strategy. As a result, the Fund’s primary benchmark changed from the FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity REITs Index to the FTSE EPRA/NAREIT Developed Real Estate Index (net). FTSE EPRA/NAREIT Developed Real Estate Index (net) is an index composed of all the data based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market value-weighted. The total-return calculation is based upon whether it is 1-month, 3-months or 12-months. Only those REITs listed for the entire period are used in the total return calculation.

***	FTSE NAREIT Equity REITs Index is designed to represent general trends in eligible listed real estate stocks worldwide. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. The index also includes a range of regional and country indices, Dividend+ indices, Global Sectors, Investment Focus, and a REITs and Non-REITs series.

‡	The Fund first issued Class A Shares on March 1, 2007. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

‡‡	The Fund first issued Class Y Shares on September 29, 2008. The returns shown for Class Y Shares prior to that date are the returns of the Fund’s Class S Shares. Class Y Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

354	Russell Global Real Estate Securities Fund

Russell Investment Company

Russell Global Real Estate Securities Fund

Shareholder Expense Example — October 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2011 to October 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the n umber in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$893.50	$1,018.40
Expenses Paid During Period*	$6.44	$6.87

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$889.80	$1,014.62
Expenses Paid During Period*	$10.00	$10.66

*	Expenses are equal to the Fund’s annualized expense ratio of 2.10% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$893.60	$1,018.40
Expenses Paid During Period*	$6.44	$6.87

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Global Real Estate Securities Fund	355

Russell Investment Company

Russell Global Real Estate Securities Fund

Shareholder Expense Example, continued — October 31, 2011 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$894.50	$1,019.66
Expenses Paid During Period*	$5.25	$5.60

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$895.30	$1,020.52
Expenses Paid During Period*	$4.44	$4.74

*	Expenses are equal to the Fund’s annualized expense ratio of 0.93% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

356	Russell Global Real Estate Securities Fund

Russell Investment Company

Russell Global Real Estate Securities Fund

Schedule of Investments — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 96.1%
Australia - 8.3%
BGP Holdings PLC (Æ)(Þ)(ö)	4,619,419	—
CFS Retail Property Trust (Ñ)(ö)	5,528,886	10,530
Charter Hall Office REIT (ö)	460,489	1,636
Charter Hall Retail REIT (ö)	325,000	1,104
Commonwealth Property Office Fund (Ñ)(ö)	3,879,373	3,781
Dexus Property Group (ö)	13,492,747	11,943
FKP Property Group (Ñ)	3,756,827	1,932
Goodman Group (ö)	7,993,844	5,132
GPT Group (ö)	3,662,607	12,064
Investa Office Fund (ö)	9,182,598	5,987
Mirvac Group Class REIT (ö)	5,094,140	6,665
Stockland (ö)	6,648,005	21,722
Westfield Group (ö)	3,963,190	31,871
Westfield Retail Trust (ö)	6,539,186	17,321

		131,688

Austria - 0.2%
Conwert Immobilien Invest SE (Ñ)	275,185	3,745

Brazil - 0.7%
Aliansce Shopping Centers SA	152,190	1,148
BR Malls Participacoes SA	258,539	2,793
BR Properties SA	556,583	5,608
Multiplan Empreendimentos Imobiliarios SA	101,000	2,042

		11,591

Canada - 4.2%
Boardwalk Real Estate Investment
Trust Class Trust Unit (ö)	230,501	11,257
Brookfield Office Properties, Inc.	687,637	11,328
Canadian Real Estate Investment Trust (ö)	109,808	3,909
Chartwell Seniors Housing Real Estate Investment Trust Class Trust Unit (ö)	367,377	2,864
Dundee Real Estate Investment Trust (ö)	171,627	5,682
Dundee Real Estate Investment Trust (ö)	40,406	1,338
First Capital Realty, Inc. Class A	79,790	1,302
H&R Real Estate Investment Trust (ö)	158,150	3,454
Primaris Retail Real Estate Investment Trust Class Common Subscription Recei (ö)	431,232	8,921
RioCan Real Estate Investment Trust Class Trust Unit (ö)	627,346	15,917

		65,972

Finland - 0.2%
Citycon OYJ	406,100	1,497
Sponda OYJ	560,691	2,437

		3,934

France - 4.0%
Fonciere Des Regions (ö)	21,644	1,590
Gecina SA (ö)	34,266	3,359
ICADE (ö)	7,794	694
Klepierre - GDR (ö)	170,126	5,290
Mercialys SA (ö)	68,364	2,546
Societe de la Tour Eiffel (ö)	11,186	669
Societe Immobiliere de Location pourl’Industrie et le Commerce (ö)	32,540	3,393

	Principal Amount ($) or Shares	Market Value $
Unibail-Rodamco SE (ö)	232,183	46,094

		63,635

Germany - 1.1%
Alstria Office REIT-AG (ö)	200,581	2,568
Deutsche Wohnen AG	660,575	9,711
GSW Immobilien AG (Æ)	158,282	5,147
IVG Immobilien AG (Æ)	55,253	245

		17,671

Hong Kong - 12.3%
Agile Property Holdings, Ltd. (Ñ)	764,565	670
China Overseas Land & Investment, Ltd. (Ñ)	10,049,395	18,198
China Resources Land, Ltd. (Ñ)	5,835,866	8,319
Country Garden Holdings Co., Ltd. (Ñ)	10,501,797	4,073
Hang Lung Properties, Ltd. - ADR	4,083,305	14,862
Henderson Land Development Co., Ltd. (Ñ)	973,250	5,263
Hongkong Land Holdings, Ltd.	5,024,720	26,316
Hysan Development Co., Ltd.	2,062,353	7,213
Kerry Properties, Ltd.	1,694,833	6,237
Link REIT (The) (ö)	4,754,516	16,251
Shimao Property Holdings, Ltd. (Ñ)	4,109,243	4,020
Sino Land Co., Ltd. (Ñ)	5,482,080	8,657
Soho China, Ltd. (Ñ)	2,726,500	1,928
Sun Hung Kai Properties, Ltd.	4,432,638	60,430
Wharf Holdings, Ltd.	1,844,424	9,808
Wheelock & Co., Ltd.	1,050,310	3,029

		195,274

India - 0.1%
Phoenix Mills, Ltd.	340,094	1,397

Italy - 0.1%
Beni Stabili SpA (ö)	2,920,491	1,756

Japan - 8.5%
Advance Residence Investment Corp. Class A (ö)	1,727	3,282
Aeon Mall Co., Ltd. (Ñ)	248,590	5,797
Frontier Real Estate Investment Corp. (Ñ)(ö)	54	470
Japan Prime Realty Investment Corp. Class A (Ñ)(ö)	670	1,611
Japan Real Estate Investment Corp. Class A (Ñ)(ö)	847	7,250
Japan Retail Fund Investment Corp. Class A (Ñ)(ö)	1,855	2,894
Mitsubishi Estate Co., Ltd.	2,009,923	34,045
Mitsui Fudosan Co., Ltd. (Ñ)	2,156,932	35,673
Nippon Accommodations Fund, Inc. Class A (ö)	394	2,635
Nippon Building Fund, Inc. Class A (Ñ)(ö)	1,697	16,449
Nomura Real Estate Holdings, Inc.	178,000	2,880
Nomura Real Estate Office Fund, Inc. Class A (Ñ)(ö)	131	703
Sumitomo Realty & Development Co., Ltd.	639,870	13,269
Tokyu Land Corp.	332,000	1,397
United Urban Investment Corp. Class A (ö)	5,678	6,366

		134,721

Russell Global Real Estate Securities Fund	357

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Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Netherlands - 0.8%
Corio NV (ö)	148,335	7,519
Eurocommercial Properties NV (ö)	101,265	4,317
Wereldhave NV (ö)	6,700	523

		12,359

Norway - 0.3%
Norwegian Property ASA	3,104,416	4,827

Philippines - 0.3%
SM Prime Holdings, Inc.	16,452,518	4,946

Singapore - 3.9%
Ascendas Real Estate Investment
Trust (Æ)(ö)	2,832,000	4,606
CapitaCommercial Trust (Æ)(Ñ)(ö)	5,854,000	5,232
CapitaLand, Ltd.	5,385,740	11,587
CapitaMall Trust Class A (Æ)(Ñ)(ö)	6,331,005	9,372
CapitaMalls Asia, Ltd. (Ñ)	1,397,000	1,504
City Developments, Ltd. (Ñ)	402,000	3,475
Frasers Centrepoint Trust Class REIT (ö)	1,737,844	2,045
Global Logistic Properties, Ltd. (Æ)	7,821,147	10,896
Keppel Land, Ltd. (Ñ)	352,654	777
Mapletree Industrial Trust (Ñ)(ö)	3,566,167	3,281
Overseas Union Enterprise, Ltd. (Ñ)	1,218,630	2,233
Perennial China Retail Trust (Æ)	7,384,940	2,711
Suntec Real Estate Investment Trust (Ñ)(ö)	4,679,860	4,558

		62,277

Sweden - 1.1%
Castellum AB	513,224	6,964
Fabege AB	615,580	5,286
Hufvudstaden AB Class A	228,800	2,483
Wihlborgs Fastigheter AB	176,552	2,407

		17,140

Switzerland - 0.9%
PSP Swiss Property AG (Æ)	92,474	8,421
Swiss Prime Site AG Class A (Æ)	64,147	5,246

		13,667

United Kingdom - 5.1%
Big Yellow Group PLC (ö)	352,331	1,479
British Land Co. PLC (ö)	2,460,005	20,124
Capital & Counties Properties PLC	407,841	1,177
Capital Shopping Centres Group PLC Class H (ö)	321,324	1,696
Derwent London PLC (ö)	263,161	7,169
Great Portland Estates PLC (ö)	607,685	3,629
Hammerson PLC (ö)	2,722,200	17,699
Land Securities Group PLC (ö)	1,520,316	16,668
Metric Property Investments PLC (ö)	621,130	995
Segro PLC (ö)	1,217,512	4,757
Shaftesbury PLC (ö)	367,895	2,975
Unite Group PLC	868,278	2,456

		80,824

United States - 44.0%
Acadia Realty Trust (ö)	114,952	2,382
Alexandria Real Estate Equities, Inc. (ö)	160,724	10,622
American Assets Trust, Inc. (ö)	215,291	4,364

	Principal Amount ($) or Shares	Market Value $
American Campus Communities, Inc. (ö)	116,410	4,532
Apartment Investment & Management Co. Class A (ö)	240,444	5,932
AvalonBay Communities, Inc. (ö)	214,166	28,632
BioMed Realty Trust, Inc. (ö)	341,519	6,185
Boston Properties, Inc. (ö)	284,578	28,170
BRE Properties, Inc. Class A (ö)	97,642	4,894
Camden Property Trust (ö)	154,447	9,366
Campus Crest Communities, Inc. (ö)	93,500	1,069
CBL & Associates Properties, Inc. (ö)	61,300	943
Colonial Properties Trust (ö)	127,374	2,583
Coresite Realty Corp. (ö)	52,790	879
Corporate Office Properties Trust (ö)	31,170	756
CubeSmart (ö)	338,367	3,319
DCT Industrial Trust, Inc. (ö)	938,151	4,653
DDR Corp. (ö)	634,909	8,133
DiamondRock Hospitality Co. (ö)	315,719	2,857
Digital Realty Trust, Inc. (Ñ)(ö)	178,381	11,118
Douglas Emmett, Inc. (ö)	84,345	1,645
Duke Realty Corp. (ö)	338,746	4,160
DuPont Fabros Technology, Inc. (Ñ)(ö)	308,205	6,408
Education Realty Trust, Inc. (ö)	246,743	2,282
Entertainment Properties Trust (ö)	84,770	3,798
Equity Lifestyle Properties, Inc. (ö)	132,231	8,744
Equity Residential (ö)	649,810	38,131
Essex Property Trust, Inc. (ö)	75,352	10,757
Extra Space Storage, Inc. (ö)	310,377	6,993
Federal Realty Investment Trust (ö)	157,443	13,975
First Industrial Realty Trust, Inc. (Æ)(ö)	273,467	2,694
First Potomac Realty Trust (ö)	221,420	3,146
Forest City Enterprises, Inc. Class A (Æ)	319,133	4,366
General Growth Properties, Inc. (ö)	789,361	11,604
HCP, Inc. (ö)	923,106	36,786
Health Care REIT, Inc. (Ñ)(ö)	222,037	11,699
Healthcare Realty Trust, Inc. (ö)	38,500	727
Hersha Hospitality Trust Class A (ö)	728,591	3,213
Highwoods Properties, Inc. (ö)	97,597	3,024
Host Hotels & Resorts, Inc. (ö)	1,743,089	24,874
Hyatt Hotels Corp. Class A (Æ)	149,615	5,564
Kilroy Realty Corp. (ö)	408,881	15,002
Kimco Realty Corp. (ö)	750,098	13,104
Kite Realty Group Trust (ö)	121,832	503
Liberty Property Trust (ö)	395,927	12,670
Macerich Co. (The) (ö)	278,452	13,856
Mid-America Apartment Communities, Inc. (ö)	56,654	3,535
National Retail Properties, Inc. (Ñ)(ö)	188,310	5,131
Omega Healthcare Investors, Inc. (ö)	214,560	3,811
Pebblebrook Hotel Trust (ö)	132,110	2,514
Piedmont Office Realty Trust, Inc. Class A (Ñ)(ö)	233,070	3,958
Post Properties, Inc. (ö)	122,143	5,018
ProLogis, Inc. (ö)	948,416	28,225
Public Storage (ö)	217,924	28,123
Regency Centers Corp. (ö)	294,264	12,053
Retail Opportunity Investments Corp. (Ñ)(ö)	322,686	3,679
RLJ Lodging Trust (ö)	121,460	1,800

358	Russell Global Real Estate Securities Fund

Russell Investment Company

Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Senior Housing Properties Trust (ö)	90,530		2,031
Simon Property Group, Inc. (ö)	691,125		88,768
SL Green Realty Corp. (ö)	128,076		8,836
Sovran Self Storage, Inc. (ö)	55,169		2,439
Starwood Hotels & Resorts Worldwide, Inc. (ö)	89,906		4,505
Sunstone Hotel Investors, Inc. (Æ)(ö)	137,400		955
Tanger Factory Outlet Centers (ö)	50,700		1,428
Taubman Centers, Inc. (ö)	140,724		8,616
UDR, Inc. (ö)	468,438		11,678
Ventas, Inc. (ö)	609,113		33,873
Vornado Realty Trust (ö)	384,716		31,858
Weingarten Realty Investors (ö)	227,165		5,272

			699,220

Total Common Stocks (cost $1,326,469)			1,526,644

Short-Term Investments - 3.0%
United States - 3.0%
Russell U.S. Cash Management Fund	46,870,137	(¥)	46,870

Total Short-Term Investments (cost $46,870)			46,870

Other Securities - 6.2%
Russell Investment Company Liquidating Trust (×)	3,935,431	(¥)	4,010
Russell U.S. Cash Collateral Fund (×)	94,639,158	(¥)	94,639

Total Other Securities (cost $98,575)			98,649

Total Investments - 105.3% (identified cost $1,471,914)			1,672,163

Other Assets and Liabilities, Net - (5.3%)			(84,815)

Net Assets - 100.0%			1,587,348

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund	359

Russell Investment Company

Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
ASX SPI 200 Index Futures (Australia)	39	AUD	4,177	12/11	213
FTSE EPRA Europe Index Futures	460	EUR	5,844	12/11	229
Hang Seng Index Futures (Hong Kong)	49	HKD	48,473	11/11	300
S&P Midcap 400 E-Mini Index Futures (CME)	10	USD	886	12/11	32
S&P TSE 60 Index Futures (Canada)	13	CAD	1,812	12/11	53
SGX MSCI Index Futures	39	SGD	2,544	11/11	43
TOPIX Index Futures (Japan)	53	JPY	402,270	12/11	121

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					991

See accompanying notes which are an integral part of the financial statements.

360	Russell Global Real Estate Securities Fund

Russell Investment Company

Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation)) $

Barclays Bank PLC	USD	311	CAD	308	12/21/11	(3)
Barclays Bank PLC	USD	1,029	EUR	751	12/21/11	10
Barclays Bank PLC	USD	386	HKD	3,000	12/21/11	—
Barclays Bank PLC	USD	835	HKD	6,513	12/21/11	3
Barclays Bank PLC	USD	603	JPY	46,242	12/21/11	(10)
Brown Brothers Harriman & Co.	USD	339	HKD	2,636	11/01/11	—
Brown Brothers Harriman & Co.	AUD	2	USD	2	11/02/11	—
Brown Brothers Harriman & Co.	AUD	25	USD	26	11/02/11	1
Brown Brothers Harriman & Co.	AUD	2	USD	2	11/03/11	—
Brown Brothers Harriman & Co.	AUD	59	USD	63	11/03/11	1
Brown Brothers Harriman & Co.	AUD	76	USD	81	11/03/11	1
Brown Brothers Harriman & Co.	EUR	138	GBP	122	11/01/11	5
Brown Brothers Harriman & Co.	HKD	7,221	AUD	869	11/01/11	(14)
Brown Brothers Harriman & Co.	HKD	168	USD	22	11/01/11	—
Brown Brothers Harriman & Co.	HKD	846	USD	109	11/01/11	—
Brown Brothers Harriman & Co.	SGD	170	USD	137	11/01/11	1
Brown Brothers Harriman & Co.	SGD	176	USD	142	11/02/11	1
Commonwealth Bank of Australia	USD	518	AUD	508	12/21/11	14
Commonwealth Bank of Australia	USD	311	CAD	308	12/21/11	(3)
Commonwealth Bank of Australia	USD	603	JPY	46,242	12/21/11	(11)
Commonwealth Bank of Australia	USD	287	SGD	356	12/21/11	(3)
Commonwealth Bank of Australia	AUD	280	USD	270	12/21/11	(23)
Commonwealth Bank of Australia	HKD	12,716	AUD	1,554	11/02/11	1
Credit Suisse First Boston	USD	518	AUD	508	12/21/11	13
Credit Suisse First Boston	USD	287	SGD	356	12/21/11	(3)
Deutsche Bank AG	USD	101	AUD	100	12/21/11	4
Deutsche Bank AG	USD	98	CAD	100	12/21/11	2
Deutsche Bank AG	USD	275	EUR	200	12/21/11	1
Deutsche Bank AG	USD	1,028	EUR	751	12/21/11	10
Deutsche Bank AG	USD	257	HKD	2,000	12/21/11	—
Deutsche Bank AG	USD	260	JPY	20,000	12/21/11	(4)
Deutsche Bank AG	USD	603	JPY	46,242	12/21/11	(10)
Deutsche Bank AG	USD	78	SGD	100	12/21/11	1
Deutsche Bank AG	JPY	30,000	USD	390	12/21/11	6
HSBC Bank PLC	USD	95	AUD	100	12/21/11	10
HSBC Bank PLC	USD	518	AUD	508	12/21/11	13
HSBC Bank PLC	USD	311	CAD	308	12/21/11	(2)
HSBC Bank PLC	USD	1,029	EUR	751	12/21/11	9
HSBC Bank PLC	USD	835	HKD	6,513	12/21/11	3
HSBC Bank PLC	USD	603	JPY	46,242	12/21/11	(11)
HSBC Bank PLC	USD	287	SGD	356	12/21/11	(3)
HSBC Bank PLC	AUD	100	USD	97	12/21/11	(8)
HSBC Bank PLC	CAD	100	USD	97	12/21/11	(3)
HSBC Bank PLC	EUR	300	USD	405	12/21/11	(10)
HSBC Bank PLC	HKD	700	USD	90	12/21/11	—
HSBC Bank PLC	JPY	20,000	USD	263	12/21/11	7
HSBC Bank PLC	SGD	100	USD	77	12/21/11	(3)
HSBC Bank PLC	SGD	180	USD	138	12/21/11	(5)
JPMorgan Chase Bank	USD	518	AUD	508	12/21/11	14
JPMorgan Chase Bank	USD	311	CAD	308	12/21/11	(3)
JPMorgan Chase Bank	USD	2,036	EUR	1,500	12/21/11	39
JPMorgan Chase Bank	USD	835	HKD	6,513	12/21/11	3
JPMorgan Chase Bank	USD	602	JPY	46,242	12/21/11	(10)

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund	361

Russell Investment Company

Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation)) $

JPMorgan Chase Bank	USD	287	SGD	356	12/21/11	(3)
JPMorgan Chase Bank	EUR	440	USD	592	12/21/11	(17)
Mellon Bank	USD	95	CAD	100	12/21/11	5
Mellon Bank	USD	1,030	EUR	751	12/21/11	9
Mellon Bank	AUD	100	USD	96	12/21/11	(9)
Mellon Bank	AUD	300	USD	305	12/21/11	(9)
Mellon Bank	CAD	300	USD	296	12/21/11	(5)
Mellon Bank	EUR	400	USD	542	12/21/11	(11)
Mellon Bank	EUR	500	USD	688	12/21/11	(4)
Mellon Bank	HKD	1,000	USD	128	12/21/11	—
Mellon Bank	HKD	4,800	USD	618	12/21/11	—
Mellon Bank	JPY	40,000	USD	521	12/21/11	9
Mellon Bank	SGD	250	USD	197	12/21/11	(2)
Royal Bank of Canada	USD	97	AUD	100	12/21/11	8
Royal Bank of Canada	USD	518	AUD	508	12/21/11	13
Royal Bank of Canada	USD	97	CAD	100	12/21/11	3
Royal Bank of Canada	USD	311	CAD	308	12/21/11	(3)
Royal Bank of Canada	USD	1,029	EUR	751	12/21/11	10
Royal Bank of Canada	USD	257	HKD	2,000	12/21/11	1
Royal Bank of Canada	USD	835	HKD	6,513	12/21/11	3
Royal Bank of Canada	USD	131	JPY	10,000	12/21/11	(3)
Royal Bank of Canada	USD	603	JPY	46,242	12/21/11	(11)
Royal Bank of Canada	USD	77	SGD	100	12/21/11	3
Royal Bank of Canada	USD	287	SGD	356	12/21/11	(3)
Royal Bank of Canada	CAD	170	USD	163	12/21/11	(7)
State Street Bank & Trust Co.	USD	99	AUD	100	12/21/11	5
State Street Bank & Trust Co.	USD	103	AUD	100	12/21/11	2
State Street Bank & Trust Co.	USD	779	AUD	800	12/21/11	59
State Street Bank & Trust Co.	USD	2,222	AUD	2,300	12/21/11	188
State Street Bank & Trust Co.	USD	99	CAD	100	12/21/11	1
State Street Bank & Trust Co.	USD	99	CAD	100	12/21/11	1
State Street Bank & Trust Co.	USD	484	CAD	500	12/21/11	17
State Street Bank & Trust Co.	USD	1,442	CAD	1,500	12/21/11	62
State Street Bank & Trust Co.	USD	37	EUR	26	11/02/11	(1)
State Street Bank & Trust Co.	USD	2	EUR	1	11/03/11	—
State Street Bank & Trust Co.	USD	9	EUR	7	11/03/11	—
State Street Bank & Trust Co.	USD	16	EUR	11	11/03/11	—
State Street Bank & Trust Co.	USD	20	EUR	14	11/03/11	—
State Street Bank & Trust Co.	USD	55	EUR	40	11/03/11	—
State Street Bank & Trust Co.	USD	147	EUR	106	11/03/11	—
State Street Bank & Trust Co.	USD	417	EUR	300	12/21/11	(2)
State Street Bank & Trust Co.	USD	528	EUR	400	12/21/11	25
State Street Bank & Trust Co.	USD	544	EUR	400	12/21/11	10
State Street Bank & Trust Co.	USD	1,029	EUR	751	12/21/11	10
State Street Bank & Trust Co.	USD	4,163	EUR	3,100	12/21/11	124
State Street Bank & Trust Co.	USD	343	HKD	2,661	11/02/11	—
State Street Bank & Trust Co.	USD	257	HKD	2,000	12/21/11	—
State Street Bank & Trust Co.	USD	386	HKD	3,000	12/21/11	1
State Street Bank & Trust Co.	USD	835	HKD	6,513	12/21/11	3
State Street Bank & Trust Co.	USD	1,284	HKD	10,000	12/21/11	3
State Street Bank & Trust Co.	USD	3,280	HKD	25,500	12/21/11	4
State Street Bank & Trust Co.	USD	261	JPY	20,000	12/21/11	(5)
State Street Bank & Trust Co.	USD	263	JPY	20,000	12/21/11	(7)

See accompanying notes which are an integral part of the financial statements.

362	Russell Global Real Estate Securities Fund

Russell Investment Company

Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation)) $

State Street Bank & Trust Co.	USD	785	JPY	60,000	12/21/11	(16)
State Street Bank & Trust Co.	USD	2,743	JPY	210,000	12/21/11	(55)
State Street Bank & Trust Co.	USD	18	NOK	99	11/01/11	—
State Street Bank & Trust Co.	USD	9	NOK	49	11/02/11	—
State Street Bank & Trust Co.	USD	8	NOK	47	11/03/11	—
State Street Bank & Trust Co.	USD	10	NOK	54	11/03/11	—
State Street Bank & Trust Co.	USD	76	SGD	100	12/21/11	4
State Street Bank & Trust Co.	USD	79	SGD	100	12/21/11	1
State Street Bank & Trust Co.	USD	387	SGD	500	12/21/11	11
State Street Bank & Trust Co.	USD	1,156	SGD	1,500	12/21/11	39
State Street Bank & Trust Co.	AUD	314	USD	333	11/04/11	2
State Street Bank & Trust Co.	AUD	250	USD	254	12/21/11	(8)
State Street Bank & Trust Co.	AUD	250	USD	256	12/21/11	(5)
State Street Bank & Trust Co.	AUD	300	USD	297	12/21/11	(17)
State Street Bank & Trust Co.	AUD	450	USD	445	12/21/11	(26)
State Street Bank & Trust Co.	AUD	900	USD	882	12/21/11	(61)
State Street Bank & Trust Co.	CAD	150	USD	152	12/21/11	2
State Street Bank & Trust Co.	CAD	250	USD	253	12/21/11	2
State Street Bank & Trust Co.	CAD	300	USD	291	12/21/11	(10)
State Street Bank & Trust Co.	CAD	600	USD	587	12/21/11	(14)
State Street Bank & Trust Co.	CHF	14	USD	16	11/02/11	—
State Street Bank & Trust Co.	CHF	38	USD	45	11/02/11	1
State Street Bank & Trust Co.	CHF	145	USD	168	11/02/11	3
State Street Bank & Trust Co.	EUR	170	USD	240	11/02/11	5
State Street Bank & Trust Co.	EUR	300	USD	413	12/21/11	(2)
State Street Bank & Trust Co.	EUR	400	USD	534	12/21/11	(19)
State Street Bank & Trust Co.	EUR	500	USD	692	12/21/11	—
State Street Bank & Trust Co.	EUR	650	USD	887	12/21/11	(12)
State Street Bank & Trust Co.	EUR	1,400	USD	1,902	12/21/11	(34)
State Street Bank & Trust Co.	HKD	983	USD	127	11/02/11	—
State Street Bank & Trust Co.	HKD	2,500	USD	321	12/21/11	(1)
State Street Bank & Trust Co.	HKD	3,000	USD	386	12/21/11	(1)
State Street Bank & Trust Co.	HKD	3,500	USD	450	12/21/11	(1)
State Street Bank & Trust Co.	HKD	3,900	USD	502	12/21/11	(1)
State Street Bank & Trust Co.	HKD	4,000	USD	514	12/21/11	(1)
State Street Bank & Trust Co.	HKD	11,000	USD	1,412	12/21/11	(4)
State Street Bank & Trust Co.	JPY	20,000	USD	260	12/21/11	4
State Street Bank & Trust Co.	JPY	30,000	USD	392	12/21/11	8
State Street Bank & Trust Co.	JPY	30,000	USD	392	12/21/11	8
State Street Bank & Trust Co.	JPY	70,000	USD	911	12/21/11	15
State Street Bank & Trust Co.	SGD	100	USD	81	12/21/11	1
State Street Bank & Trust Co.	SGD	250	USD	201	12/21/11	2
State Street Bank & Trust Co.	SGD	400	USD	312	12/21/11	(7)
State Street Bank & Trust Co.	SGD	600	USD	468	12/21/11	(10)
UBS AG	AUD	100	USD	97	12/21/11	(8)
UBS AG	CAD	40	USD	39	12/21/11	(1)
UBS AG	EUR	250	USD	336	12/21/11	(9)
UBS AG	HKD	2,500	USD	321	12/21/11	(1)
UBS AG	JPY	15,000	USD	197	12/21/11	5
UBS AG	SGD	110	USD	84	12/21/11	(4)
Westpac Banking Corp.	USD	518	AUD	508	12/21/11	14
Westpac Banking Corp.	USD	311	CAD	308	12/21/11	(3)
Westpac Banking Corp.	USD	835	HKD	6,513	12/21/11	3

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund	363

Russell Investment Company

Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2011

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation)) $

Westpac Banking Corp.	USD	287	SGD	356	12/21/11	(3)
Westpac Banking Corp.	HKD	4,000	USD	514	12/21/11	(1)

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						303

Index Swap Contracts
Underlying Security	Counterparty	Notional Amount		Terms	Termination Date	Market Value $

iShares Dow Jones US Real Estate Index Fund	Bank of America	USD	10,000	3 Month LIBOR minus 0.610%	09/04/12	172
iShares Dow Jones US Real Estate Index Fund	Bank of America	USD	196	3 Month LIBOR minus 0.610%	09/04/12	24

Total Market Value of Open Index Swap contracts Premiums Paid (Received) - $ - (å)						196

See accompanying notes which are an integral part of the financial statements.

364	Russell Global Real Estate Securities Fund

Russell Investment Company

Russell Global Real Estate Securities Fund

Presentation of Portfolio Holdings — October 31, 2011

Amounts in thousands

	Market Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets

Common Stocks
Australia	$—	$131,688	$—	$131,688	8.3
Austria	—	3,745	—	3,745	0.2
Brazil	11,591	—	—	11,591	0.7
Canada	64,634	—	1,338	65,972	4.2
Finland	—	3,934	—	3,934	0.2
France	—	63,635	—	63,635	4.0
Germany	—	17,671	—	17,671	1.1
Hong Kong	—	195,274	—	195,274	12.3
India	—	1,397	—	1,397	0.1
Italy	—	1,756	—	1,756	0.1
Japan	—	134,721	—	134,721	8.5
Netherlands	—	12,359	—	12,359	0.8
Norway	—	4,827	—	4,827	0.3
Philippines	—	4,946	—	4,946	0.3
Singapore	—	62,277	—	62,277	3.9
Sweden	—	17,140	—	17,140	1.1
Switzerland	—	13,667	—	13,667	0.9
United Kingdom	—	80,824	—	80,824	5.1
United States	699,220	—	—	699,220	44.0
Short-Term Investments	—	46,870	—	46,870	3.0
Other Securities	—	98,649	—	98,649	6.2

Total Investments	775,445	895,380	1,338	1,672,163	105.3

Other Assets and Liabilities, Net					(5.3)

					100.0

Other Financial Instruments
Futures Contracts	991	—	—	991	0.1
Foreign Currency Exchange Contracts	7	296	—	303	—	*
Index Swap Contracts	—	196	—	196	—	*

Total Other Financial Instruments*	$998	$492	$—	$1,490

*	Less than .05% of net assets.
**	Other financial instruments reflected, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant quarter to quarter transfers in and out of levels 1, 2 and 3 during the period ending October 31, 2011.

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund	365

Russell Investment Company

Russell Global Real Estate Securities Fund

Fair Value of Derivative Instruments — October 31, 2011

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts
Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$882
Daily variation margin on futures contracts*	991	—
Unrealized appreciation on index swap contracts	196

Total	$1,187	$882

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$579

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	(637)	—
Index swap contracts	(339)	—
Foreign currency-related transactions	—	(1,343)

Total	$(976)	$(1,343)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$991	$—
Index swap contracts	196	—
Foreign currency-related transactions	—	299

Total	$1,187	$299

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the statement of assets & liabilities

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

366	Russell Global Real Estate Securities Fund

Russell Investment Company

Russell Money Market Fund

Shareholder Expense Example — October 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2011 to October 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$1,000.00	$1,024.75
Expenses Paid During Period*	$.45	$.46

*	Expenses are equal to the Fund’s annualized expense ratio of 0.09% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$1,000.00	$1,024.75
Expenses Paid During Period*	$.45	$.46

*	Expenses are equal to the Fund’s annualized expense ratio of 0.09% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Money Market Fund	367

Russell Investment Company

Russell Money Market Fund

Schedule of Investments — October 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity#	Value $

Domestic Commercial Paper - 1.9%
Straight-A Funding, LLC	2,000	Zero coupon	12/02/11	2,000
Straight-A Funding, LLC (Å)	2,000	Zero coupon	01/09/12	1,999

Total Domestic Commercial Paper (amortized cost $3,999)				3,999

United States Government Agencies - 69.8%
AID to INH Portugal Guaranteed Notes, weekly demand (Ê)(Å)	4,063	0.894	12/01/17	4,084
Fannie Mae	6,437	5.375	11/15/11	6,450
Fannie Mae Principal	6,293	Zero coupon	11/15/11	6,293
Federal Farm Credit Bank	1,470	1.125	11/10/11	1,470
Federal Farm Credit Bank (Ê)	10,000	0.120	12/07/11	10,000
Federal Farm Credit Discount Notes	4,999	Zero coupon	11/01/11	4,999
Federal Farm Credit Discount Notes	9,000	Zero coupon	01/09/12	8,999
Federal Home Loan Bank	2,660	4.875	11/18/11	2,666
Federal Home Loan Bank Discount Notes	5,000	Zero coupon	12/07/11	4,999
Federal Home Loan Bank Discount Notes	13,000	Zero coupon	12/14/11	12,998
Federal Home Loan Bank Discount Notes	9,000	Zero coupon	12/19/11	8,999
Federal Home Loan Bank Discount Notes	7,200	Zero coupon	01/04/12	7,200
Federal Home Loan Banks (Ê)	4,000	0.159	11/08/11	4,000
Federal Home Loan Banks	5,315	0.750	11/21/11	5,317
Federal Home Loan Banks	5,340	4.750	12/09/11	5,366
Federal Home Loan Banks	3,705	0.120	02/27/12	3,705
Federal Home Loan Banks	1,500	0.350	07/24/12	1,500
Federal Home Loan Mortgage Corp. (Ê)	1,850	0.070	11/09/11	1,850
Federal Home Loan Mortgage Corp.	2,000	1.125	12/15/11	2,002
Federal National Mortgage Association	7,000	0.875	01/12/12	7,010
Federal National Mortgage Association Discount Notes	7,555	Zero coupon	11/09/11	7,555
Federal National Mortgage Association Discount Notes	15,283	Zero coupon	12/07/11	15,281
Federal National Mortgage Association Discount Notes	1,000	Zero coupon	12/28/11	1,000
Federal National Mortgage Association Discount Notes	3,000	Zero coupon	01/03/12	3,000
Freddie Mac Discount Notes	5,000	Zero coupon	01/09/12	5,000
Freddie Mac Discount Notes	7,000	Zero coupon	01/18/12	7,000

Total United States Government Agencies (amortized cost $148,743)				148,743

United States Treasury - 28.1%
United States Treasury Bills	22,300	Zero coupon	11/03/11	22,300
United States Treasury Bills	8,000	Zero coupon	11/10/11	8,000
United States Treasury Notes	17,500	0.750	11/30/11	17,510
United States Treasury Notes	10,000	4.625	12/31/11	10,075
United States Treasury Notes	2,000	1.125	01/15/12	2,004

Total United States Treasury (amortized cost $59,889)				59,889

Total Investments - 99.8% (cost $212,631) (†)				212,631

Other Assets and Liabilities, Net - 0.2%				420

Net Assets - 100.0%				213,051

368	Russell Money Market Fund

Russell Investment Company

Russell Money Market Fund

Presentation of Portfolio Holdings — October 31, 2011

Amounts in thousands

	Market Value
Portfolio Summary	Level 1	Level 2	Level 3	Total	% of Net Assets

Domestic Commercial Paper	$—	$3,999	$—	$3,999	1.9
United States Government Agencies	—	148,743	—	148,743	69.8
United States Treasury	—	59,889	—	59,889	28.1

Total Investments	$—	$212,631	$—	$212,631	99.8

Other Assets and Liabilities, Net					0.2

					100.0

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant quarter to quarter transfers in and out of levels 1, 2 and 3 during the period ending October 31, 2011.

Russell Money Market Fund	369

Russell Investment Company

Russell Funds

Notes to Schedules of Investments — October 31, 2011

Footnotes:

(Æ)	Nonincome-producing security.
(Ï)	Forward commitment.
(Ê)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(ƒ)	Perpetual floating rate security. Rate shown reflects rate in effect at period end.
(ö)	Real Estate Investment Trust (REIT).
(µ)	Bond is insured by a guarantor.
(ß)	Illiquid security.
(Ø)	In default.
(ç)	At amortized cost, which approximates market value.
(ž)	Rate noted is yield-to-maturity from date of acquisition.
(æ)	Pre-refunded: These bonds are collateralized by U.S. Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date.
(§)	All or a portion of the shares of this security are held as collateral in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund.
(×)	The security is purchased with the cash collateral from the securities loaned.
(Ñ)	All or a portion of the shares of this security are on loan.
(Þ)	Restricted security. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.
(Å)	Illiquid and restricted security.
(Û)	All or a portion of the shares of this security are held as collateral in connection with securities sold short.
(†)	The identified cost for Federal income tax purposes is the same as shown above.
(#)	All securities with a maturity greater than thirteen months have a demand feature or an optional or mandatory put, or are pre-refunded, resulting in an effective maturity of thirteen months or less. Additionally, all daily and weekly demand securities are backed by direct payment of letters of credit.
(¥)	Unrounded units
(å)	Currency balances were held in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund. See Note 2.

Abbreviations:

ADR - American Depositary Receipt

ADS - American Depositary Share

BBR - Bank Bill Rate

BBSW - Bank Bill Swap Reference Rate

CIBOR - Copenhagen Interbank Offered Rate

CME - Chicago Mercantile Exchange

CMO - Collateralized Mortgage Obligation

CVO - Contingent Value Obligation

EMU - European Economic and Monetary Union

EURIBOR - Euro Interbank Offered Bank

FDIC - Federal Deposit Insurance Company

GDR - Global Depositary Receipt

GDS - Global Depositary Share

LIBOR - London Interbank Offered Rate

NIBOR - Norwegian Interbank Offered Rate

NZD - New Zealand Dollar

PIK - Payment in Kind

REMIC - Real Estate Mortgage Investment Conduit

STRIP - Separate Trading of Registered Interest and Principal of Securities

TBA - To Be Announced Security

UK - United Kingdom

Foreign Currency Abbreviations:

ARS - Argentine peso	HUF - Hungarian forint	PKR - Pakistani rupee
AUD - Australian dollar	IDR - Indonesian rupiah	PLN - Polish zloty
BRL - Brazilian real	ILS - Israeli shekel	RUB - Russian ruble
CAD - Canadian dollar	INR - Indian rupee	SEK - Swedish krona
CHF - Swiss franc	ISK - Iceland krona	SGD - Singapore dollar
CLP - Chilean peso	ITL - Italian lira	SKK - Slovakian koruna
CNY - Chinese renminbi yuan	JPY - Japanese yen	THB - Thai baht
COP - Colombian peso	KES - Kenyan schilling	TRY - Turkish lira
CRC - Costa Rica colon	KRW - South Korean won	TWD - Taiwanese dollar
CZK - Czech koruna	MXN - Mexican peso	USD - United States dollar
DKK - Danish krone	MYR - Malaysian ringgit	VEB - Venezuelan bolivar
EGP - Egyptian pound	NOK - Norwegion krone	VND - Vietnam dong
EUR - Euro	NZD - New Zealand dollar	ZAR - South African rand
GBP - British pound sterling	PEN - Peruvian nouveau sol
HKD - Hong Kong dollar	PHP - Philippine peso

370	Notes to Schedules of Investments

(This page intentionally left blank)

Russell Investment Company

Russell Funds

Statements of Assets and Liabilities — October 31, 2011

Amounts in thousands	Russell U.S. Core Equity Fund	Russell U.S. Quantitative Equity Fund	Russell U.S. Growth Fund	Russell U.S. Value Fund

Assets
Investments, at identified cost	$3,378,446	$2,834,058	$56,199	$85,752
Investments, at market***; ********	3,817,381	3,090,110	65,444	89,584
Cash	—	—	—	—
Cash (restricted)	20,000	7,500	320	335
Foreign currency holdings*	—	—	—	—
Unrealized appreciation on foreign currency exchange contracts	—	—	—	—
Receivables:
Dividends and interest	4,074	3,059	47	130
Dividends from affiliated Russell money market funds	14	7	—	—
Investments sold	28,203	36,359	996	1,324
Fund shares sold	5,096	4,691	118	141
Foreign taxes recoverable	—	—	—	—
From affiliates	—	—	—	—
Investments matured******	—	—	—	—
Daily variation margin on futures contracts	—	—	—	—
Other receivable	—	—	—	—
Prepaid expenses	13	282	—	—
Index swap contracts, at market value*********	—	—	—	—
Interest rate swap contracts, at market value*****	—	—	—	—
Credit default swap contracts, at market value****	—	—	—	—

Total assets	3,874,781	3,142,008	66,925	91,514

Liabilities
Payables:
Due to custodian	—	—	—	—
Due to broker	—	—	—	—
Investments purchased	29,371	39,244	803	1,231
Fund shares redeemed	7,112	4,825	91	70
Accrued fees to affiliates	2,290	1,706	45	72
Other accrued expenses	328	436	62	122
Daily variation margin on futures contracts	4,211	1,584	103	105
Dividends for securities sold short	—	48	—	—
Deferred tax liability	—	—	—	—
Income distributions	—	—	—	—
Other payable	—	—	—	—
Unrealized depreciation on foreign currency exchange contracts	—	—	—	—
Index swap contracts, at market value*********	—	—	—	—
Options written, at market value**	—	—	—	—
Securities sold short, at market value*******	—	242,509	—	—
Payable upon return of securities loaned	36,384	—	1,985	2,620
Interest rate swap contracts, at market value*****	—	—	—	—
Credit default swap contracts, at market value****	—	—	—	—

Total liabilities	79,696	290,352	3,089	4,220

Net Assets	$3,795,085	$2,851,656	$63,836	$87,294

See accompanying notes which are an integral part of the financial statements.

372	Statements of Assets and Liabilities

Russell U.S. Small & Mid Cap Fund	Russell International Developed Markets Fund	Russell Global Equity Fund	Russell Emerging Markets Fund	Russell Tax-Managed U.S. Large Cap Fund

$1,414,975	$4,748,495	$2,636,694	$1,719,658	$368,846
1,516,309	4,882,980	2,731,465	1,881,439	443,293
—	—	—	—	—
5,800	51,834	10,100	15,300	2,205
—	3,953	38	8,209	—
—	10,313	503	2,082	—

576	11,262	3,597	2,627	320
7	42	19	12	2
22,482	30,684	48,736	8,569	2,659
2,192	7,953	5,428	3,962	887
—	1,327	632	63	—
—	—	—	—	—
—	—	—	—	—
—	1,281	—	6,761	—
—	—	—	6	—
5	14	7	5	1
—	—	—	2,405	—
—	—	—	—	—
—	—	—	—	—

1,547,371	5,001,643	2,800,525	1,931,440	449,367

—	1,028	70	11	—
—	350	—	—	—
26,444	35,232	51,060	7,562	2,846
2,584	2,547	2,523	2,550	98
1,042	3,324	2,431	1,973	326
269	644	361	460	104
1,742	13,505	3,888	—	601
—	—	—	—	—
—	—	49	1,309	—
—	—	—	—	—
—	—	—	—	—
—	10,675	1,953	1,687	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
71,562	319,315	59,928	124,773	12,376
—	—	—	—	—
—	—	—	—	—

103,643	386,620	122,263	140,325	16,351

$1,443,728	$4,615,023	$2,678,262	$1,791,115	$433,016

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	373

Russell Investment Company

Russell Funds

Statements of Assets and Liabilities, continued — October 31, 2011

Amounts in thousands	Russell U.S. Core Equity Fund	Russell U.S. Quantitative Equity Fund	Russell U.S. Growth Fund	Russell U.S. Value Fund

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$2,594	$793	$—	$34
Accumulated net realized gain (loss)	(999,231)	(962,734)	(21,082)	(109,593)
Unrealized appreciation (depreciation) on:
Investments (Russell non-U.S. Funds(d) - net of deferred tax liability for foreign capital gains taxes)	438,935	256,052	9,245	3,832
Futures contracts	9,629	3,110	127	142
Options written	—	—	—	—
Credit default swap contracts	—	—	—	—
Index swap contracts	—	—	—	—
Interest rate swap contracts	—	—	—	—
Securities sold short	—	3,187	—	—
Investments matured	—	—	—	—
Foreign currency-related transactions	—	—	—	—
Other investments	—	—	—	—
Shares of beneficial interest	1,404	964	76	112
Additional paid-in capital	4,341,754	3,550,284	75,470	192,767

Net Assets	$3,795,085	$2,851,656	$63,836	$87,294

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(a)	$27.08	$29.57	$—	$—
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A(b)	$28.73	$31.37	$—	$—
Class A — Net assets	$29,237,962	$18,284,338	$—	$—
Class A — Shares outstanding ($.01 par value)	1,079,641	618,411	—	—
Net asset value per share: Class C(a)	$26.89	$29.45	$7.56	$7.56
Class C — Net assets	$61,417,281	$48,096,041	$5,334,496	$8,313,256
Class C — Shares outstanding ($.01 par value)	2,283,856	1,633,020	705,379	1,099,243
Net asset value per share: Class E(a)	$27.06	$29.54	$8.27	$7.80
Class E — Net assets	$67,674,964	$51,876,742	$3,906,113	$2,163,166
Class E — Shares outstanding ($.01 par value)	2,501,349	1,756,028	472,075	277,300
Net asset value per share: Class I(a)	$27.04	$29.57	$8.56	$7.82
Class I — Net assets	$887,293,705	$374,488,732	$26,748,169	$20,564,237
Class I — Shares outstanding ($.01 par value)	32,809,169	12,664,268	3,126,548	2,631,069
Net asset value per share: Class S(a)	$27.04	$29.59	$8.48	$7.80
Class S — Net assets	$1,509,859,429	$1,209,861,429	$27,846,979	$56,252,934
Class S — Shares outstanding ($.01 par value)	55,834,154	40,889,234	3,282,602	7,215,992
Net asset value per share: Class Y(a)	$27.02	$29.58	$—	$—
Class Y — Net assets	$1,239,601,673	$1,149,049,073	$—	$—
Class Y — Shares outstanding ($.01 par value)	45,872,844	38,850,859	—	—
Amounts in thousands

* Foreign currency holdings - cost	$—	$—	$—	$—
** Premiums received on options written	$—	$—	$—	$—
*** Securities on loan included in investments	$34,964	$—	$1,916	$2,577
**** Credit default swap contracts - premiums paid (received)	$—	$—	$—	$—
***** Interest rate swap contracts - premiums paid (received)	$—	$—	$—	$—
****** Investments matured - cost	$—	$—	$—	$—
******* Proceeds on securities sold short	$—	$245,696	$—	$—
******** Investments in affiliates, Russell U.S. Cash Management Fund, Russell Investment Company Liquidating Trust, and Russell U.S. Cash Collateral Fund	$186,277	$55,109	$5,665	$6,497
********* Index swap contracts - premiums paid (received)	$—	$—	$—	$—

(1)	Russell Money Market Fund investments at amortized cost which approximates value.
(a)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.
(b)	Russell Global Opportunistic Credit Fund, Russell Strategic Bond Fund, Russell Investment Grade Bond Fund, Russell Short Duration Bond Fund, and Russell Tax-Exempt Bond Fund’s maximum sales charge is 3.75%.
(c)	The Statement of Assets and Liabilities for Russell Commodity Strategies Fund is consolidated and includes the balances of Russell Cayman Commodity Strategies Fund Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3. In Notes to Financial Statements.
(d)	Russell non-U.S. Funds includes Russell International Developed Markets Fund, Russell Global Equity Fund, Russell Emerging Markets Fund, Russell Global Opportunistic Credit Fund, Russell Global Infrastructure Fund, and Russell Global Real Estate Securities Fund.

See accompanying notes which are an integral part of the financial statements.

374	Statements of Assets and Liabilities

Russell U.S. Small & Mid Cap Fund	Russell International Developed Markets Fund	Russell Global Equity Fund	Russell Emerging Markets Fund	Russell Tax-Managed U.S. Large Cap Fund

$2,830	$73,186	$21,505	$(19,557)	$662
(276,653)	(1,381,006)	(227,394)	50,815	(89,440)

101,334	134,485	94,722	160,472	74,447
4,314	29,488	7,809	5,106	1,323
—	—	—	—	—
—	—	—	—	—
—	—	—	2,405	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	(323)	(1,330)	634	—
—	—	—	(28)	—
661	1,605	3,184	986	221
1,611,242	5,757,588	2,779,766	1,590,282	445,803

$1,443,728	$4,615,023	$2,678,262	$1,791,115	$433,016

$21.67	$28.67	$8.37	$18.06	$19.49

$22.99	$30.42	$8.88	$19.16	$20.68
$15,392,971	$22,963,187	$9,598,461	$21,834,478	$2,681,815
710,230	800,933	1,147,019	1,209,199	137,591
$21.32	$28.46	$8.29	$16.99	$18.88
$28,909,602	$52,552,220	$14,318,977	$36,941,867	$9,217,114
1,355,889	1,846,584	1,727,230	2,174,273	488,080
$21.74	$28.72	$8.38	$18.10	$19.53
$26,404,306	$89,951,832	$47,601,135	$45,591,035	$20,474,029
1,214,423	3,131,542	5,681,810	2,518,588	1,048,583
$21.91	$28.78	$—	$—	$—
$177,436,737	$820,995,143	$—	$—	$—
8,100,045	28,525,301	—	—	—
$21.83	$28.75	$8.41	$18.19	$19.63
$704,780,511	$1,905,604,148	$1,391,110,557	$1,215,031,084	$400,643,362
32,282,629	66,279,487	165,486,962	66,812,562	20,413,301
$21.85	$28.77	$8.42	$18.23	$—
$490,804,025	$1,722,956,938	$1,215,633,014	$471,716,758	$—
22,461,415	59,881,315	144,350,178	25,876,358	—

$—	$3,974	$35	$7,967	$—
$—	$—	$—	$—	$—
$73,087	$305,303	$69,039	$127,032	$12,987
$—	$—	$—	$—	$—
$—	$—	$—	$—	$—
$—	$—	$—	$—	$—
$—	$—	$—	$—	$—

$136,305	$698,824	$238,077	$240,286	$34,631
$—	$—	$—	$—	$—

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	375

Russell Investment Company

Russell Funds

Statements of Assets and Liabilities, continued — October 31, 2011

Amounts in thousands	Russell Tax- Managed U.S. Mid & Small Cap Fund	Russell Global Opportunistic Credit Fund	Russell Strategic Bond Fund	Russell Investment Grade Bond Fund

Assets
Investments, at identified cost	$131,777	$777,232	$8,610,923	$1,901,083
Investments, at market***; ********	163,274	762,346	8,599,100	1,926,628
Cash	—	40	—	12
Cash (restricted)	760	2,348	22,412	2,462
Foreign currency holdings*	—	4,437	19,465	931
Unrealized appreciation on foreign currency exchange contracts	—	485	6,974	611
Receivables:
Dividends and interest	23	14,036	51,815	10,126
Dividends from affiliated Russell money market funds	1	7	115	26
Investments sold	453	15,323	1,046,626	98,151
Fund shares sold	166	1,350	14,362	4,506
Foreign taxes recoverable	—	40	—	—
From affiliates	—	—	—	—
Investments matured******	—	—	4,309	809
Daily variation margin on futures contracts	—	—	17,866	1,413
Other receivable	—	—	466	—
Prepaid expenses	—	2	23	4
Index swap contracts, at market value*********	—	—	—	13
Interest rate swap contracts, at market value*****	—	—	22,045	1,946
Credit default swap contracts, at market value****	—	—	10,542	854

Total assets	164,677	800,414	9,816,120	2,048,492

Liabilities
Payables:
Due to custodian	—	—	2,170	—
Due to broker	—	1,018	12,262	2,220
Investments purchased	235	16,621	2,037,061	297,863
Fund shares redeemed	26	1,002	5,602	3,424
Accrued fees to affiliates	133	527	4,229	624
Other accrued expenses	68	84	668	214
Daily variation margin on futures contracts	259	—	407	583
Dividends for securities sold short	—	—	—	—
Deferred tax liability	—	—	—	—
Income distribution	—	—	—	—
Other payable	—	—	171	—
Unrealized depreciation on foreign currency exchange contracts	—	3,271	12,368	2,098
Index swap contracts, at market value*********	—	5	—	27
Options written, at market value**	—	—	1,861	576
Securities sold short, at market value*******	—	—	—	—
Payable upon return of securities loaned	15,431	—	53,634	16,988
Interest rate swap contracts, at market value*****	—	—	29,312	391
Credit default swap contracts, at market value****	—	777	9,515	3,717

Total liabilities	16,152	23,305	2,169,260	328,725

Net Assets	$148,525	$777,109	$7,646,860	$1,719,767

(c)	The Statement of Assets and Liabilities for Russell Commodity Strategies Fund is consolidated and includes the balances of Russell Cayman Commodity Strategies Fund Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

376	Statements of Assets and Liabilities

Russell Short Duration Bond Fund	Russell Tax Exempt Bond Fund	Russell Commodity Strategies Fund(c)	Russell Global Infrastructure Fund	Russell Global Real Estate Securities Fund	Russell Money Market Fund

$1,262,802	$564,698	$1,218,154	$864,943	$1,471,914	$212,631
1,265,352	588,648	1,218,302	868,195	1,672,163	212,631	(1)
556	—	133	—	—	1
176	—	13,680	3,700	4,973	—
1,405	—	—	2,085	5,944	—
982	—	—	768	882	—

4,666	8,034	—	840	2,281	608
7	1	112	4	4	—
5,010	20	38	17,418	7,895	201
2,336	1,592	12,588	1,619	2,243	—
—	—	2,388	332	70	—
—	—	—	—	—	—
197	—	—	—	—	—
131	—	14	—	—	—
1	—	—	—	—	—
3	2	—	2	6	1
—	—	2 ,641	—	196	—
1,440	—	—	—	—	—
1,575	—	—	—	—	—

1,283,837	598,297	1,249,896	894,963	1,696,657	213,442

—	—	—	—	16	—
1,215	—	9,830	—	1,235	—
179,397	2,225	—	22,371	4,505	—
3,407	112	586	559	2,343	—
598	277	1,114	724	1,310	318
203	101	89	93	248	59
508	—	—	1,021	461	—
—	—	—	—	—	—
—	—	—	13	37	—
—	—	—	—	—	14
—	—	—	—	—	—
2,807	—	—	677	579	—
—	—	2,287	—	—	—
141	—	—	—	—	—
—	—	—	—	—	—
—	—	—	44,757	98,575	—
—	—	—	—	—	—
1,710	—	—	—	—	—

189,986	2,715	13,906	70,215	109,309	391

$1,093,851	$595,582	$1,235,990	$824,748	$1,587,348	$213,051

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	377

Russell Investment Company

Russell Funds

Statements of Assets and Liabilities, continued — October 31, 2011

Amounts in thousands	Russell Tax- Managed U.S. Mid & Small Cap Fund	Russell Global Opportunistic Credit Fund	Russell Strategic Bond Fund	Russell Investment Grade Bond Fund

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$—	$42,377	$21,097	$4,870
Accumulated net realized gain (loss)	(10,982)	(2,248)	43,373	12,481
Unrealized appreciation (depreciation) on:
Investments (Russell non-U.S. Funds(d) - net of deferred tax liability for foreign capital gains taxes)	31,497	(14,886)	(11,823)	25,545
Futures contracts	545	—	13,543	2,253
Options written	—	—	3,976	1,267
Credit default swap contracts	—	718	(2,769)	(1,108)
Index swap contracts	—	—	—	(12)
Interest rate swap contracts	—	—	4,438	1,510
Securities sold short	—	—	—	—
Investments matured	—	—	(14,693)	(2,461)
Foreign currency-related transactions	—	(2,723)	(4,889)	(1,514)
Other investments	—	—	(1,865)	—
Shares of beneficial interest	101	751	7,007	772
Additional paid-in capital	127,364	753,120	7,589,465	1,676,164

Net Assets	$148,525	$777,109	$7,646,860	$1,719,767

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(a)	$14.47	$10.32	$10.95	$22.31
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A(b)	$15.35	$10.72	$11.38	$23.18
Class A — Net assets	$931,857	$2,468,416	$100,093,578	$3,965,636
Class A — Shares outstanding ($.01 par value)	64,383	239,188	9,137,754	177,779
Net asset value per share: Class C(a)	$13.23	$10.25	$10.95	$22.20
Class C — Net assets	$6,571,215	$3,431,726	$100,728,613	$32,368,801
Class C — Shares outstanding ($.01 par value)	496,798	334,794	9,203,100	1,458,017
Net asset value per share: Class E(a)	$14.48	$10.32	$10.88	$22.28
Class E — Net assets	$3,442,597	$14,029,198	$150,015,254	$45,364,648
Class E — Shares outstanding ($.01 par value)	237,771	1,359,265	13,785,664	2,035,669
Net asset value per share: Class I(a)	$—	$—	$10.85	$22.29
Class I — Net assets	$—	$—	$1,318,892,756	$380,063,664
Class I — Shares outstanding ($.01 par value)	—	—	121,533,462	17,050,159
Net asset value per share: Class S(a)	$14.83	$10.35	$10.98	$22.27
Class S — Net assets	$137,579,386	$412,736,928	$3,220,162,999	$657,013,303
Class S — Shares outstanding ($.01 par value)	9,280,098	39,887,896	293,193,483	29,496,746
Net asset value per share: Class Y(a)	$—	$10.36	$10.86	$22.30
Class Y — Net assets	$—	$344,442,944	$2,756,966,533	$600,991,016
Class Y — Shares outstanding ($.01 par value)	—	33,254,619	253,804,694	26,945,838
Amounts in thousands

* Foreign currency holdings - cost	$—	$4,400	$19,032	$958
** Premiums received on options written	$—	$—	$5,837	$1,843
*** Securities on loan included in investments	$14,781	$—	$53,213	$16,720
**** Credit default swap contracts - premiums paid (received)	$—	$(1,495)	$3,796	$(1,755)
***** Interest rate swap contracts - premiums paid (received)	$—	$—	$(11,705)	$45
****** Investments matured - cost	$—	$—	$11,001	$3,270
******* Proceeds on securities sold short	$—	$—	$—	$—
******** Investments in affiliates, Russell U.S. Cash Management Fund, Russell Investment Company Liquidating Trust, and Russell U.S. Cash Collateral Fund	$24,949	$59,124	$1,043,500	$237,143
********* Index swap contracts - premiums paid (received)	$—	$5	$—	$2

(1)	Russell Money Market Fund investments at amortized cost which approximates value.
(a)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.
(b)	Russell Global Opportunistic Credit Fund, Russell Strategic Bond Fund, Russell Investment Grade Bond Fund, Russell Short Duration Bond Fund, and Russell Tax-Exempt Bond Fund’s maximum sales charge is 3.75%.
(c)	The Statement of Assets and Liabilities for Russell Commodity Strategies Fund is consolidated and includes the balances of Russell Cayman Commodity Strategies Fund Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in Notes to Financial Statements.
(d)	Russell non-U.S. Funds includes Russell International Developed Markets Fund, Russell Global Equity Fund, Russell Emerging Markets Fund, Russell Global Opportunistic Credit Fund, Russell Global Infrastructure Fund and Russell Global Real Estate Securities Fund.

See accompanying notes which are an integral part of the financial statements.

378	Statements of Assets and Liabilities

Russell Short Duration Bond Fund	Russell Tax Exempt Bond Fund	Russell Commodity Strategies Fund(c)	Russell Global Infrastructure Fund	Russell Global Real Estate Securities Fund	Russell Money Market Fund

$1,846	$1,589	$23,056	$(85)	$(3,331)	$1
(6,461)	(6,007)	594	(13,011)	(107,611)	(4)

2,550	23,950	148	3,239	200,212	—
26	—	(226)	2,554	991	—
978	—	—	—	—	—
(242)	—	—	—	—	—
—	—	354	—	196	—
1,398	—	—	—	—	—
—	—	—	—	—	—
(603)	—	—	—	—	—
(1,782)	—	—	217	374	—
(5)	—	—	—	—	—
571	266	1,168	814	467	2,131
1,095,575	575,784	1,210,896	831,020	1,496,050	210,923

$1,093,851	$595,582	$1,235,990	$824,748	$1,587,348	$213,051

$19.15	$22.48	$10.55	$10.11	$33.52	$1.00
$19.90	$23.36	$11.19	$10.73	$35.56	$1.00
$29,061,119	$2,917,901	$21,608,613	$4,312,531	$25,724,055	$64,190,534
1,517,919	129,791	2,048,652	426,382	767,320	64,112,836
$19.06	$22.36	$10.45	$10.09	$32.83	$—
$112,900,092	$22,694,140	$14,748,016	$4,337,714	$43,207,040	$—
5,924,151	1,014,720	1,411,109	429,782	1,316,281	—
$19.18	$22.44	$10.54	$10.12	$33.54	$—
$21,347,222	$29,511,771	$14,850,323	$14,989,925	$35,132,478	$—
1,113,032	1,315,085	1,408,883	1,481,754	1,047,438	—
$—	$—	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—
—	—	—	—	—	—
$19.15	$22.41	$10.58	$10.13	$34.03	$1.00
$631,818,877	$540,458,036	$690,537,470	$460,799,822	$1,107,094,198	$148,860,373
32,994,396	24,121,281	65,289,828	45,500,650	32,529,126	148,996,130
$19.15	$—	$10.59	$10.13	$34.03	$—
$298,724,138	$—	$494,245,975	$340,307,844	$376,189,833	$—
15,596,712	—	46,663,773	33,593,424	11,055,376	—

$1,362	$—	$—	$2,031	$5,860	$—
$1,119	$—	$—	$—	$—	$—
$—	$—	$—	$39,693	$91,485	$—
$107	$—	$—	$—	$—	$—
$42	$—	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—
$48,942	$10,344	$360,918	$83,993	$145,519	$—
$—	$—	$—	$—	$—	$—

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	379

Russell Investment Company

Russell Funds

Statements of Operations — For the Period Ended October 31, 2011

Amounts in thousands	Russell U.S. Core Equity Fund	Russell U.S. Quantitative Equity Fund

Investment Income
Dividends	$68,170	$60,499
Dividends from affiliated Russell money market funds	165	56
Interest	15	—
Securities lending income	276	—
Other reimbursement	110	41
Less foreign taxes withheld	—	—

Total investment income	68,736	60,596

Expenses
Advisory fees	22,299	16,304
Administrative fees	2,016	1,480
Custodian fees	663	545
Distribution fees - Class A	73	47
Distribution fees - Class C	540	427
Transfer agent fees - Class A	52	34
Transfer agent fees - Class C	130	102
Transfer agent fees - Class E	146	106
Transfer agent fees - Class I	965	419
Transfer agent fees - Class S	2,725	2,095
Transfer agent fees - Class Y	61	55
Professional fees	260	219
Registration fees	187	134
Shareholder servicing fees - Class C	180	142
Shareholder servicing fees - Class E	203	147
Trustees’ fees	104	79
Printing fees	314	445
Dividends from securities sold short	—	2,579
Interest expense paid on securities sold short	—	2,872
Miscellaneous	93	40

Expenses before reductions	31,011	28,271
Expense reductions	(66)	(48)

Net expenses	30,945	28,223

Net investment income (loss)	37,791	32,373

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (Russell non-U.S. Funds(d) - net of deferred tax liability for foreign capital gains taxes)	251,795	388,503
Futures contracts	843	2,784
Options written	—	—
Credit default swap contracts	—	—
Index swap contracts	—	—
Interest rate swap contracts	—	—
Securities sold short	—	(51,498)
Foreign currency-related transactions	3	—

Net realized gain (loss)	252,641	339,789

Net change in unrealized appreciation (depreciation) on:
Investments (Russell non-U.S. Funds - net of deferred tax liability for foreign capital gains taxes)	(107,102)	(98,068)
Futures contracts	7,273	2,960
Options written	—	—
Credit default swap contracts	—	—
Index swap contracts	—	—
Interest rate swap contracts	—	—
Securities sold short	—	34,851
Investment matured	—	—
Foreign currency-related transactions	—	—

Net change in unrealized appreciation (depreciation)	(99,829)	(60,257)

Net realized and unrealized gain (loss)	152,812	279,532

Net Increase (Decrease) in Net Assets from Operations	$190,603	$311,905

(d)	Russell non-U.S. Funds includes Russell International Developed Markets Fund, Russell Global Equity Fund, Russell Emerging Markets Fund, Russell Global Opportunistic Credit Fund, Russell Global Infrastructure Fund and Russell Global Real Estate Securities Fund.

See accompanying notes which are an integral part of the financial statements.

380	Statements of Operations

Russell U.S. Growth Fund	Russell U.S. Value Fund	Russell U.S. Small & Mid Cap Fund	Russell International Developed Markets Fund	Russell Global Equity Fund	Russell Emerging Markets Fund	Russell Tax- Managed U.S. Large Cap Fund

$859	$2,542	$20,143	$140,538	$53,797	$48,247	$5,522
4	4	57	282	138	120	17
—	—	—	30	—	7,994	—
9	24	507	5,148	1,104	696	24
2	2	30	148	72	60	9
—	—	—	(11,607)	(3,105)	(4,953)	—

874	2,572	20,737	134,539	52,006	52,164	5,572

669	810	10,823	34,366	25,674	21,051	2,957
42	58	773	2,436	1,350	915	211
74	105	374	1,710	877	1,712	84
—	—	40	63	25	56	4
42	72	248	477	108	324	80
—	—	28	45	18	41	3
10	18	59	114	26	78	19
8	5	52	171	80	83	37
43	38	208	903	—	—	—
55	117	1,302	3,405	2,397	2,179	701
—	—	24	85	57	22	—
46	48	143	325	181	265	75
55	52	117	199	146	141	102
14	24	83	159	36	108	27
11	7	72	238	111	115	51
2	3	38	133	60	42	10
16	34	309	592	414	440	35
—	—	—	—	—	—	—
—	—	—	—	—	—	—
15	16	42	82	51	45	21

1,102	1,407	14,735	45,503	31,611	27,617	4,417
(213)	(26)	(23)	(76)	—	—	(223)

889	1,381	14,712	45,427	31,611	27,617	4,194

(15)	1,191	6,025	89,112	20,395	24,547	1,378

16,714	16,257	247,411	100,978	137,156	112,326	7,995
622	477	4,122	(50,163)	362	(10,647)	112
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	(8,478)	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	9,611	9,493	544	—

17,336	16,734	251,533	60,426	147,011	93,745	8,107

(7,678)	(9,022)	(149,600)	(461,284)	(174,457)	(307,099)	21,211
(13)	17	2,555	23,424	2,984	5,098	634
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	2,443	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	2	—	—
—	—	—	(17,803)	(5,798)	(977)	—

(7,691)	(9,005)	(147,045)	(455,663)	(177,269)	(300,535)	21,845

9,645	7,729	104,488	(395,237)	(30,258)	(206,790)	29,952

$9,630	$8,920	$110,513	$(306,125)	$(9,863)	$(182,243)	$31,330

See accompanying notes which are an integral part of the financial statements.

Statements of Operations	381

Russell Investment Company

Russell Funds

Statements of Operations, continued — For the Period Ended October 31, 2011

Amounts in thousands	Russell Tax- Managed U.S. Mid & Small Cap Fund	Russell Global Opportunistic Credit Fund

Investment Income
Dividends	$1,295	$38
Dividends from affiliated Russell money market funds	7	83
Interest	—	48,155
Securities lending income	144	—
Other reimbursement	4	49
Less foreign taxes withheld	—	(23)

Total investment income	1,450	48,302

Expenses
Advisory fees	1,524	7,290
Administrative fees	78	364
Custodian fees	67	164
Distribution fees - Class A	1	3
Distribution fees - Class C	55	17
Transfer agent fees - Class A	1	2
Transfer agent fees - Class C	13	4
Transfer agent fees - Class E	7	17
Transfer agent fees - Class I	—	—
Transfer agent fees - Class S	259	623
Transfer agent fees - Class Y	—	16
Professional fees	66	128
Registration fees	66	145
Shareholder servicing fees - Class C	18	6
Shareholder servicing fees - Class E	9	23
Trustees’ fees	4	10
Printing fees	22	73
Dividends from securities sold short	—	—
Interest expense paid on securities sold short	—	—
Miscellaneous	14	119

Expenses before reductions	2,204	9,004
Expense reductions	(176)	(2,364)

Net expenses	2,028	6,640

Net investment income (loss)	(578)	41,662

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (Russell non-U.S. Funds(d) - net of deferred tax liability for foreign capital gains taxes)	11,774	1,638
Futures contracts	1,059	—
Options written	—	—
Credit default swap contracts	—	(319)
Index swap contracts	—	131
Interest rate swap contracts	—	(1,195)
Securities sold short	—	—
Foreign currency-related transactions	—	3,307

Net realized gain (loss)	12,833	3,562

Net change in unrealized appreciation (depreciation) on:
Investments (Russell non-U.S. Funds - net of deferred tax liability for foreign capital gains taxes)	4,519	(18,081)
Futures contracts	147	—
Options written	—	—
Credit default swap contracts	—	718
Index swap contracts	—	—
Interest rate swap contracts	—	—
Securities sold short	—	—
Investment matured	—	—
Foreign currency-related transactions	—	(2,707)

Net change in unrealized appreciation (depreciation)	4,666	(20,070)

Net realized and unrealized gain (loss)	17,499	(16,508)

Net Increase (Decrease) in Net Assets from Operations	$16,921	$25,154

(c)	The Statement of Assets and Liabilities for Russell Commodity Strategies Fund is consolidated and includes the balances of Russell Cayman Commodity Strategies Fund Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in Notes to Financial Statements.
(d)	Russell non-U.S. Funds includes Russell International Developed Markets Fund, Russell Global Equity Fund, Russell Emerging Markets Fund, Russell Global Opportunistic Credit Fund, Russell Global Infrastructure Fund and Russell Global Real Estate Securities Fund.

See accompanying notes which are an integral part of the financial statements.

382	Statements of Operations

Russell Strategic Bond Fund	Russell Investment Grade Bond Fund	Russell Short Duration Bond Fund	Russell Tax Exempt Bond Fund	Russell Commodity Strategies Fund(c)	Russell Global Infrastructure Fund	Russell Global Real Estate Securities Fund

$2,435	$272	$38	$—	$—	$30,540	$49,175
846	132	68	13	187	28	30
291,997	48,662	25,053	20,502	1,915	—	27
392	48	—	—	—	298	780
448	66	38	7	98	20	17
—	—	—	—	—	(2,363)	(2,646)

296,118	49,180	25,197	20,522	2,200	28,523	47,383

37,459	4,067	4,301	1,689	18,474	9,634	13,607
3,723	813	478	281	739	385	850
1,619	578	356	84	175	526	669
200	5	67	6	45	7	69
793	254	823	182	85	23	371
144	4	48	4	33	5	50
190	61	198	44	20	6	89
279	88	40	57	29	17	69
1,344	393	—	—	—	—	—
5,185	920	1,010	908	1,158	698	2,132
129	28	10	—	24	16	18
444	209	152	98	128	101	155
292	170	135	86	51	142	124
264	85	274	61	28	8	123
387	122	55	80	41	24	95
186	41	23	14	—	10	41
642	128	82	44	74	87	241
—	—	—	—	—	—	—
—	—	—	—	—	—	—
123	37	22	23	168	122	46

53,403	8,003	8,074	3,661	21,272	11,811	18,749
(1,492)	(41)	(1,054)	(295)	(6,849)	(2,701)	—

51,911	7,962	7,020	3,366	14,423	9,110	18,749

244,207	41,218	18,177	17,156	(12,223)	19,413	28,634

47,370	18,636	3,888	(526)	197	(8,104)	36,777
31,344	2,817	(1,991)	—	(2,787)	(3,501)	(637)
(11,929)	(228)	685	—	—	—	—
6,037	783	536	—	—	—	—
—	(498)	—	—	39,535	—	(339)
(17,046)	(7,292)	(2,999)	—	—	—	—
—	—	—	—	—	—	—
2,386	2,961	1,850	—	—	1,191	(343)

58,162	17,179	1,969	(526)	36,945	(10,414)	35,458

(77,609)	(5,786)	(16,331)	(3,191)	(57)	(8,852)	(103,606)
16,940	2,640	333	—	183	2,580	991
1,192	441	265	—	—	—	—
(3,534)	(756)	(880)	—	—	—	—
—	(12)	—	—	—	—	196
5,994	1,955	(187)	—	(2,738)	—	—
—	—	—	—	—	—	—
369	1,123	463	—	—	—	—
(4,143)	(2,023)	(1,539)	—	—	(2,661)	411

(60,791)	(2,418)	(17,876)	(3,191)	(2,612)	(8,933)	(102,008)

(2,629)	14,761	(15,907)	(3,717)	34,333	(19,347)	(66,550)

$241,578	$55,979	$2,270	$13,439	$22,110	$66	$(37,916)

See accompanying notes which are an integral part of the financial statements.

Statements of Operations	383

Russell Investment Company

Russell Funds

Statements of Operations, continued — For the Period Ended October 31, 2011

Amounts in thousands	Russell Money Market Fund

Investment Income
Dividends	$—
Dividends from affiliated Russell money market funds	—
Interest	376
Securities lending income	—
Other reimbursement	—
Less foreign taxes withheld	—

Total investment income	376

Expenses
Advisory fees	559
Administrative fees	140
Custodian fees	65
Distribution fees - Class A	—
Distribution fees - Class C	—
Transfer agent fees - Class A	119
Transfer agent fees - Class C	—
Transfer agent fees - Class E	—
Transfer agent fees - Class S	384
Transfer agent fees - Class Y	—
Professional fees	102
Registration fees	107
Shareholder servicing fees - Class C	—
Shareholder servicing fees - Class E	—
Trustees’ fees	11
Printing fees	—
Dividends from securities sold short	—
Miscellaneous	27

Expenses before reductions	1,514
Expense reductions	(1,143)

Net expenses	371

Net investment income (loss)	5

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (Russell non-U.S. Funds - net of deferred tax liability for foreign capital gains taxes)	(3)
Futures contracts	—
Options written	—
Credit default swap contracts	—
Index swap contracts	—
Interest rate swap contracts	—
Securities sold short	—
Foreign currency-related transactions	—

Net realized gain (loss)	(3)

Net change in unrealized appreciation (depreciation) on:
Investments (Russell non-U.S. Funds - net of deferred tax liability for foreign capital gains taxes)	—
Futures contracts	—
Options written	—
Credit default swap contracts	—
Index swap contracts	—
Interest rate swap contracts	—
Securities sold short	—
Investment matured	—
Foreign currency-related transactions	—

Net change in unrealized appreciation (depreciation)	—

Net realized and unrealized gain (loss)	(3)

Net Increase (Decrease) in Net Assets from Operations	$2

See accompanying notes which are an integral part of the financial statements.

384	Statements of Operations

(This page intentionally left blank)

Russell Investment Company

Russell Funds

Statements of Changes in Net Assets — For the Periods Ended October 31,

	Russell U.S. Core Equity Fund		Russell U.S. Quantitative Equity Fund
Amounts in thousands	2011	2010	2011	2010

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$37,791	$38,361	$32,373	$47,822
Net realized gain (loss)	252,641	297,801	339,789	199,129
Net change in unrealized appreciation (depreciation)	(99,829)	274,910	(60,257)	262,381

Net increase (decrease) in net assets from operations	190,603	611,072	311,905	509,332

Distributions
From net investment income
Class A	(175)	(128)	(144)	(183)
Class C	(49)	(6)	(111)	(202)
Class E	(545)	(593)	(518)	(822)
Class I	(8,923)	(8,223)	(4,672)	(8,314)
Class S	(12,893)	(11,767)	(11,913)	(16,293)
Class Y	(14,191)	(17,438)	(14,936)	(24,140)
From net realized gain
Class A	—	—	—	—
Class C	—	—	—	—
Class E	—	—	—	—
Class I	—	—	—	—
Class S	—	—	—	—
Class Y	—	—	—	—
In excess (Note 6)
Class A	—	—	—	—
Class C	—	—	—	—
Class E	—	—	—	—
Class I	—	—	—	—
Class S	—	—	—	—
Class Y	—	—	—	—

Net decrease in net assets from distributions	(36,776)	(38,155)	(32,294)	(49,954)

Share Transactions
Net increase (decrease) in net assets from share transactions	(259,178)	(1,147,125)	(324,406)	(1,799,245)
Fund Reimbursements	8	—	33	—

Total Net Increase (Decrease) in Net Assets	(105,343)	(574,208)	(44,762)	(1,339,867)

Net Assets
Beginning of period	3,900,428	4,474,636	2,896,418	4,236,285

End of period	$3,795,085	$3,900,428	$2,851,656	$2,896,418

Undistributed (overdistributed) net investment income included in net assets	$2,594	$1,576	$793	$545

See accompanying notes which are an integral part of the financial statements.

386	Statements of Changes in Net Assets

Russell U.S. Growth Fund		Russell U.S. Value Fund		Russell U.S. Small & Mid Cap Fund		Russell International Developed Markets Fund
2011	2010	2011	2010	2011	2010	2011	2010

$(15)	$(89)	$1,191	$794	$6,025	$6,369	$89,112	$68,120
17,336	7,941	16,734	13,618	251,533	157,580	60,426	16,551
(7,691)	7,373	(9,005)	5,482	(147,045)	176,388	(455,663)	402,911

9,630	15,225	8,920	19,894	110,513	340,337	(306,125)	487,582

—	—	—	—	(38)	(27)	(296)	(678)
—	—	(27)	—	—	—	(273)	(1,951)
—	—	(20)	(17)	(80)	(118)	(1,278)	(2,948)
—	(69)	(434)	(307)	(1,169)	(1,164)	(14,028)	(32,300)
—	(3)	(686)	(517)	(3,149)	(2,706)	(25,401)	(47,638)
—	—	—	—	(3,344)	(3,598)	(31,961)	(65,231)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	(72)	(1,167)	(841)	(7,780)	(7,613)	(73,237)	(150,746)

(35,818)	(19,754)	(46,153)	(43,193)	(146,507)	(207,317)	215,162	213,845
145	—	145	—	593	—	111	—

(26,043)	(4,601)	(38,255)	(24,140)	(43,181)	125,407	(164,089)	550,681

89,879	94,480	125,549	149,689	1,486,909	1,361,502	4,779,112	4,228,431

$63,836	$89,879	$87,294	$125,549	$1,443,728	$1,486,909	$4,615,023	$4,779,112

$—	$—	$34	$—	$2,830	$4,397	$73,186	$43,596

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	387

Russell Investment Company

Russell Funds

Statements of Changes in Net Assets, continued — For the Periods Ended October 31,

	Russell Global Equity Fund		Russell Emerging Markets Fund
Amounts in thousands	2011	2010	2011	2010

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$20,395	$9,489	$24,547	$9,464
Net realized gain (loss)	147,011	47,855	93,745	124,080
Net change in unrealized appreciation (depreciation)	(177,269)	211,940	(300,535)	189,576

Net increase (decrease) in net assets from operations	(9,863)	269,284	(182,243)	323,120

Distributions
From net investment income
Class A	(27)	(60)	(407)	(324)
Class C	—	(37)	(578)	(741)
Class E	(107)	(167)	(737)	(861)
Class I	—	—	—	—
Class S	(5,745)	(5,794)	(22,318)	(22,342)
Class Y	(7,996)	(7,470)	(11,005)	(10,330)
From net realized gain
Class A	—	—	—	—
Class C	—	—	—	—
Class E	—	—	—	—
Class I	—	—	—	—
Class S	—	—	—	—
Class Y	—	—	—	—
In excess (Note 6)
Class A	—	—	—	—
Class C	—	—	—	—
Class E	—	—	—	—
Class I	—	—	—	—
Class S	—	—	—	—
Class Y	—	—	—	—

Net decrease in net assets from distributions	(13,875)	(13,528)	(35,045)	(34,598)

Share Transactions
Net increase (decrease) in net assets from share transactions	268,907	1,214,792	327,590	174,274
Fund Reimbursements	61	—	10	—

Total Net Increase (Decrease) in Net Assets	245,230	1,470,548	110,312	462,796

Net Assets
Beginning of period	2,433,032	962,484	1,680,803	1,218,007

End of period	$2,678,262	$2,433,032	$1,791,115	$1,680,803

Undistributed (overdistributed) net investment income included in net assets	$21,505	$4,190	$(19,557)	$(16,656)

*	For the period October 1, 2010 (commencement of operations) to October 31, 2010.

See accompanying notes which are an integral part of the financial statements.

388	Statements of Changes in Net Assets

Russell Tax-Managed U.S. Large Cap Fund		Russell Tax-Managed U.S. Mid & Small Cap Fund		Russell Global Opportunistic Credit Fund		Russell Strategic Bond Fund
2011	2010	2011	2010	2011	2010*	2011	2010

$1,378	$1,455	$(578)	$(128)	$41,662	$1,200	$244,207	$288,303
8,107	49,198	12,833	12,131	3,562	(93)	58,162	232,284
21,845	8,106	4,666	20,576	(20,070)	3,179	(60,791)	406,774

31,330	58,759	16,921	32,579	25,154	4,286	241,578	927,361

(4)	—	—	—	(4)	—	(2,350)	(1,973)
—	—	—	—	(8)	—	(2,335)	(3,561)
(43)	(76)	—	—	(8)	—	(4,721)	(6,139)
—	—	—	—	—	—	(44,429)	(58,010)
(1,528)	(2,254)	—	(118)	(2,509)	—	(91,484)	(99,539)
—	—	—	—	(3,474)	—	(99,394)	(149,681)

—	—	—	—	—	—	(1,624)	—
—	—	—	—	(1)	—	(2,640)	—
—	—	—	—	—	—	(3,695)	—
—	—	—	—	—	—	(31,643)	—
—	—	—	—	(90)	—	(60,671)	—
—	—	—	—	(122)	—	(70,508)	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

(1,575)	(2,330)	—	(118)	(6,216)	—	(415,494)	(318,903)

8,916	(3,820)	(17,793)	(13,175)	138,088	615,797	661,332	(751,032)
291	—	482	—	—	—	155	—

38,962	52,609	(390)	19,286	157,026	620,083	487,571	(142,574)

394,054	341,445	148,915	129,629	620,083	—	7,159,289	7,301,863

$433,016	$394,054	$148,525	$148,915	$777,109	$620,083	$7,646,860	$7,159,289

$662	$849	$—	$—	$42,377	$906	$21,097	$9,607

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	389

Russell Investment Company

Russell Funds

Statements of Changes in Net Assets, continued — For the Periods Ended October 31,

	Russell Investment Grade Bond Fund		Russell Short Duration Bond Fund
Amounts in thousands	2011	2010	2011	2010

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$41,218	$37,453	$18,177	$17,575
Net realized gain (loss)	17,179	53,779	1,969	20,299
Net change in unrealized appreciation (depreciation)	(2,418)	56,078	(17,876)	10,553

Net increase (decrease) in net assets from operations	55,979	147,310	2,270	48,427

Distributions
From net investment income
Class A	(48)	(2)	(503)	(541)
Class C	(560)	(757)	(1,323)	(1,565)
Class E	(1,211)	(1,438)	(417)	(604)
Class I	(10,765)	(12,654)	—	—
Class S	(13,353)	(7,927)	(11,839)	(13,478)
Class Y	(17,981)	(17,879)	(5,199)	(5,780)
From net realized gain
Class A	(37)	—	—	—
Class C	(1,103)	(148)	—	—
Class E	(1,453)	(187)	—	—
Class I	(12,808)	(1,618)	—	—
Class S	(13,794)	(532)	—	—
Class Y	(19,331)	(1,486)	—	—
In excess (Note 6)
Class A	—	—	—	—
Class C	—	—	—	—
Class E	—	—	—	—
Class I	—	—	—	—
Class S	—	—	—	—
Class Y	—	—	—	—

Net decrease in net assets from distributions	(92,444)	(44,628)	(19,281)	(21,968)

Share Transactions
Net increase (decrease) in net assets from share transactions	95,402	598,574	178,705	315,644
Fund Reimbursements	191	—	7	—

Total Net Increase (Decrease) in Net Assets	59,128	701,256	161,701	342,103

Net Assets
Beginning of period	1,660,639	959,383	932,150	590,047

End of period	$1,719,767	$1,660,639	$1,093,851	$932,150

Undistributed (overdistributed) net investment income included in net assets	$4,870	$2,680	$1,846	$(115)

See accompanying notes which are an integral part of the financial statements.

390	Statements of Changes in Net Assets

Russell Tax Exempt Bond Fund		Russell Commodity Strategies Fund(c)		Russell Global Infrastructure Fund		Russell Global Real Estate Securities Fund
2011	2010	2011	2010**	2011	2010***	2011	2010

$17,156	$16,710	$(12,223)	$(3,211)	$19,413	$(55)	$28,634	$56,160
(526)	479	36,945	136,513	(10,414)	4,094	35,458	422,911
(3,191)	14,943	(2,612)	2,888	(8,933)	14,943	(102,008)	73,440

13,439	32,132	22,110	136,190	66	18,982	(37,916)	552,511

(65)	(12)	(1,216)	—	(79)	—	(668)	(520)
(519)	(626)	(631)	—	(72)	—	(819)	(937)
(915)	(872)	(1,909)	—	(287)	—	(909)	(1,002)
—	—	—	—	—	—	—	—
(15,620)	(15,038)	(63,001)	—	(10,956)	—	(30,759)	(31,748)
—	—	(67,667)	—	(10,277)	—	(11,135)	(13,816)

—	—	— *	—	(6)	—	—	—
—	—	— *	—	(11)	—	—	—
—	—	— *	—	(7)	—	—	—
—	—	—	—	—	—	—	—
—	—	(4)	—	(2,114)	—	—	—
—	—	(5)	—	(2,720)	—	—	—

—	—	—	—	—	—	—	(34)
—	—	—	—	—	—	—	(42)
—	—	—	—	—	—	—	(46)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	(1,564)
—	—	—	—	—	—	—	(568)

(17,119)	(16,548)	(134,433)	—	(26,529)	—	(44,290)	(50,277)

43,544	80,351	351,349	860,774	226,288	605,941	(17,111)	(480,796)
—	—	—	—	—	—	1,664	—

39,864	95,935	239,026	996,964	199,825	624,923	(97,653)	21,438

555,718	459,783	996,964	—	624,923	—	1,685,001	1,663,563

$595,582	$555,718	$1,235,990	$996,964	$824,748	$624,923	$1,587,348	$1,685,001

$1,589	$1,467	$23,056	$132,942	$(85)	$(572)	$(3,331)	$7,637

**	For the period July 1, 2010 (commencement of operations) to October 31, 2010.
***	For the period October 1, 2010 (commencement of operations) to October 31, 2010.
(c)	The Statement of Changes in Net Assets for Russell Commodity Strategies Fund is consolidated and includes the balances of Russell Cayman Commodity Strategies Fund Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	391

Russell Investment Company

Russell Funds

Statements of Changes in Net Assets, continued — For the Periods Ended October 31,

	Russell Money Market Fund
Amounts in thousands	2011	2010

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$5	$285
Net realized gain (loss)	(3)	1,172
Net change in unrealized appreciation (depreciation)	—	—

Net increase (decrease) in net assets from operations	2	1,457

Distributions
From net investment income
Class A	(65)	(1)
Class C	—	—
Class E	—	—
Class I	—	—
Class S	(214)	(6)
Class Y	—	—
From net realized gain
Class A	—	—
Class C	—	—
Class E	—	—
Class I	—	—
Class S	—	—
Class Y	—	—
In excess (Note 6)
Class A	—	—
Class C	—	—
Class E	—	—
Class I	—	—
Class S	—	—
Class Y	—	—

Net decrease in net assets from distributions	(279)	(7)

Share Transactions
Net increase (decrease) in net assets from share transactions	(125,409)	(2,240,353)
Fund Reimbursements	—	—

Total Net Increase (Decrease) in Net Assets	(125,686)	(2,238,903)

Net Assets
Beginning of period	338,737	2,577,640

End of period	$213,051	$338,737

Undistributed (overdistributed) net investment income included in net assets	$1	$314

See accompanying notes which are an integral part of the financial statements.

392	Statements of Changes in Net Assets

Russell Investment Company

Russell Funds

Statement of Cash Flows — For the Period Ended October 31, 2011

Amounts in thousands	Russell U.S. Quantitative Equity Fund*

Increase (Decrease) in Cash

Cash Flows from Operating Activities
Net increase in net assets from operations	$311,905
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities
Purchase of investment securities	(4,624,258)
Proceeds from disposition of investment securities	4,931,381
Purchases of short-term investment securities, net	(14,482)
Decrease in cash collateral for futures contracts	1,500
Decrease in collateral for securities loaned	—
Decrease in receivables for dividends and interest	451
Decrease in receivables for investments sold	18,220
Decrease in receivables for daily variation margin on futures contracts	65
Decrease in prepaid expenses	9
Increase in payables for investments purchased	6,233
Decrease in payables for accrued fees to affiliates	(176)
Increase in payables for other accrued expenses	261
Decrease in payables for dividends from securities sold short	(2)
Increase in payables for daily variation margin on futures contracts	1,584
Change in unrealized appreciation on securities on investments	63,217
Net realized loss on investments	(337,005)

Net cash provided by operating activities	$358,903

Cash Flows from Financing Activities
Proceeds from shares sold	475,912
Payments for shares redeemed	(833,798)
Cash distributions paid	(1,017)

Net cash used in financing activities	(358,903)

Net increase in cash	—

Cash
Beginning balance	—

Ending balance	$—

Noncash financing activities not included herein consist of reinvestments of distributions of $31,277.

*	The Russell U.S. Quantitative Equity Fund is the only fund presented herein required to present a Statement of Cash Flows.

See accompanying notes which are an integral part of the financial statements.

Statement of Cash Flows	393

Russell Investment Company

Russell Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell U.S. Core Equity Fund
Class A
October 31, 2011	26.05	.17	1.03	1.20	(.17)	—	—
October 31, 2010	22.76	.13	3.29	3.42	(.13)	—	—
October 31, 2009	20.73	.17	2.05	2.22	(.19)	—	—
October 31, 2008(3)	28.57	.03	(7.85)	(7.82)	(.02)	—	—
Class C
October 31, 2011	25.91	(.03)	1.03	1.00	(.02)	—	—
October 31, 2010	22.69	(.05)	3.27	3.22	— (f)	—	—
October 31, 2009	20.71	.03	2.01	2.04	(.06)	—	—
October 31, 2008(3)	28.57	— (f)	(7.85)	(7.85)	(.01)	—	—
Class E
October 31, 2011	26.02	.20	1.03	1.23	(.19)	—	—
October 31, 2010	22.73	.16	3.29	3.45	(.16)	—	—
October 31, 2009	20.73	.20	2.01	2.21	(.21)	—	—
October 31, 2008	38.09	.31	(14.35)	(14.04)	(.35)	(2.97)	—
October 31, 2007	33.51	.29	6.08	6.37	(.28)	(1.51)	—
Class I
October 31, 2011	26.01	.27	1.02	1.29	(.26)	—	—
October 31, 2010	22.72	.21	3.30	3.51	(.22)	—	—
October 31, 2009	20.73	.25	2.00	2.25	(.26)	—	—
October 31, 2008	38.08	.41	(14.37)	(13.96)	(.42)	(2.97)	—
October 31, 2007	33.49	.37	6.10	6.47	(.37)	(1.51)	—
Class S
October 31, 2011	26.01	.24	1.03	1.27	(.24)	—	—
October 31, 2010	22.72	.19	3.29	3.48	(.19)	—	—
October 31, 2009	20.72	.22	2.01	2.23	(.23)	—	—
October 31, 2008(3)	28.56	.05	(7.87)	(7.82)	(.02)	—	—
Class Y
October 31, 2011	25.99	.29	1.03	1.32	(.29)	—	—
October 31, 2010	22.71	.23	3.29	3.52	(.24)	—	—
October 31, 2009	20.71	.25	2.02	2.27	(.27)	—	—
October 31, 2008	38.07	.37	(14.33)	(13.96)	(.43)	(2.97)	—
October 31, 2007	33.49	.39	6.09	6.48	(.39)	(1.51)	—

See accompanying notes which are an integral part of the financial statements.

394	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.17)	27.08	4.60	29,238	1.07	1.07	.62	90
(.13)	26.05	15.10	25,461	1.06	1.06	.52	97
(.19)	22.76	10.87	20,849	1.07	1.07	.85	125
(.02)	20.73	(27.38)	16,179	1.10	1.09	.73	121

(.02)	26.89	3.81	61,417	1.82	1.82	(.13)	90
—	25.91	14.24	76,345	1.81	1.81	(.22)	97
(.06)	22.69	9.92	82,018	1.81	1.81	.14	125
(.01)	20.71	(27.49)	86,199	1.84	1.83	–	121

(.19)	27.06	4.67	67,675	1.07	.99	.71	90
(.16)	26.02	15.23	88,999	1.06	.95	.63	97
(.21)	22.73	10.84	94,835	1.07	.94	1.01	125
(3.32)	20.73	(40.01)	94,785	1.00	.95	1.07	121
(1.79)	38.09	19.82	49,355	.95	.93	.82	113

(.26)	27.04	4.95	887,294	.74	.74	.96	90
(.22)	26.01	15.52	969,214	.73	.72	.86	97
(.26)	22.72	11.08	809,999	.74	.69	1.27	125
(3.39)	20.73	(39.85)	872,188	.73	.70	1.37	121
(1.88)	38.08	20.17	1,396,706	.70	.68	1.07	113

(.24)	27.04	4.87	1,509,859	.82	.82	.87	90
(.19)	26.01	15.40	1,367,750	.81	.81	.77	97
(.23)	22.72	10.99	1,418,555	.82	.82	1.11	125
(.02)	20.72	(27.39)	1,249,003	.85	.83	1.01	121

(.29)	27.02	5.06	1,239,602	.64	.64	1.05	90
(.24)	25.99	15.57	1,372,658	.64	.64	.96	97
(.27)	22.71	11.18	2,048,380	.64	.64	1.29	125
(3.40)	20.71	(39.87)	1,927,663	.67	.66	1.35	121
(1.90)	38.07	20.23	575,655	.65	.63	1.12	113

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	395

Russell Investment Company

Russell Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell U.S. Quantitative Equity Fund
Class A
October 31, 2011	26.98	.23	2.59	2.82	(.23)	—	—
October 31, 2010	23.94	.23	3.07	3.30	(.26)	—	—
October 31, 2009	22.26	.25	1.68	1.93	(.25)	—	—
October 31, 2008(3)	30.15	.01	(7.88)	(7.87)	(.02)	—	—
Class C
October 31, 2011	26.91	.01	2.58	2.59	(.05)	—	—
October 31, 2010	23.89	.04	3.06	3.10	(.08)	—	—
October 31, 2009	22.23	.10	1.64	1.74	(.08)	—	—
October 31, 2008(3)	30.15	(.02)	(7.89)	(7.91)	(.01)	—	—
Class E
October 31, 2011	26.96	.26	2.57	2.83	(.25)	—	—
October 31, 2010	23.92	.26	3.07	3.33	(.29)	—	—
October 31, 2009	22.26	.28	1.65	1.93	(.27)	—	—
October 31, 2008	40.29	.29	(14.34)	(14.05)	(.26)	(3.72)	—
October 31, 2007	39.35	.31	3.80	4.11	(.33)	(2.84)	—
Class I
October 31, 2011	26.98	.33	2.58	2.91	(.32)	—	—
October 31, 2010	23.95	.32	3.06	3.38	(.35)	—	—
October 31, 2009	22.29	.34	1.64	1.98	(.32)	—	—
October 31, 2008	40.30	.38	(14.35)	(13.97)	(.32)	(3.72)	—
October 31, 2007	39.36	.40	3.81	4.21	(.43)	(2.84)	—
Class S
October 31, 2011	27.00	.30	2.59	2.89	(.30)	—	—
October 31, 2010	23.96	.30	3.07	3.37	(.33)	—	—
October 31, 2009	22.30	.31	1.65	1.96	(.30)	—	—
October 31, 2008(3)	30.18	.02	(7.88)	(7.86)	(.02)	—	—
Class Y
October 31, 2011	26.99	.36	2.58	2.94	(.35)	—	—
October 31, 2010	23.96	.35	3.05	3.40	(.37)	—	—
October 31, 2009	22.29	.34	1.66	2.00	(.33)	—	—
October 31, 2008	40.30	.36	(14.31)	(13.95)	(.34)	(3.72)	—
October 31, 2007	39.36	.42	3.80	4.22	(.44)	(2.84)	—

See accompanying notes which are an integral part of the financial statements.

396	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.23)	29.57	10.47	18,284	1.26	1.26	.77	142
(.26)	26.98	13.87	17,610	1.26	1.26	.88	102
(.25)	23.94	8.82	17,522	1.31	1.31	1.19	115
(.02)	22.26	(26.11)	14,403	1.26	1.26	.32	118

(.05)	29.45	9.63	48,096	2.01	2.01	.04	142
(.08)	26.91	12.98	61,826	2.01	2.01	.14	102
(.08)	23.89	7.91	71,301	2.06	2.06	.49	115
(.01)	22.23	(26.23)	82,787	2.01	2.00	(.43)	118

(.25)	29.54	10.55	51,877	1.27	1.19	.89	142
(.29)	26.96	13.99	67,618	1.26	1.15	1.01	102
(.27)	23.92	8.86	79,008	1.31	1.18	1.35	115
(3.98)	22.26	(38.26)	86,593	1.20	1.15	.94	118
(3.17)	40.29	11.11	61,842	1.09	1.07	.79	121

(.32)	29.57	10.83	374,489	.93	.93	1.13	142
(.35)	26.98	14.22	476,481	.93	.91	1.26	102
(.32)	23.95	9.12	736,767	.98	.93	1.62	115
(4.04)	22.29	(38.11)	815,038	.96	.93	1.22	118
(3.27)	40.30	11.40	1,369,379	.84	.82	1.04	121

(.30)	29.59	10.74	1,209,861	1.01	1.01	1.02	142
(.33)	27.00	14.14	1,029,950	1.01	1.01	1.15	102
(.30)	23.96	8.98	1,356,163	1.06	1.06	1.46	115
(.02)	22.30	(26.05)	1,245,509	1.02	1.00	.36	118

(.35)	29.58	10.94	1,149,049	.83	.83	1.21	142
(.37)	26.99	14.30	1,242,933	.83	.83	1.35	102
(.33)	23.96	9.21	1,975,524	.88	.88	1.63	115
(4.06)	22.29	(38.07)	1,882,415	.86	.85	1.27	118
(3.28)	40.30	11.44	371,457	.79	.77	1.09	121

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	397

Russell Investment Company

Russell Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell U.S. Growth Fund
Class C
October 31, 2011	6.97	(.07)	.66	.59	—	—	—
October 31, 2010	5.96	(.07)	1.08	1.01	—	—	—
October 31, 2009	5.09	(.04)	.91	.87	—	—	—
October 31, 2008	9.17	(.07)	(3.60)	(3.67)	—	(.41)	—
October 31, 2007	7.84	(.09)	1.42	1.33	—	—	—
Class E
October 31, 2011	7.58	(.02)	.71	.69	—	—	—
October 31, 2010	6.43	(.02)	1.17	1.15	—	—	—
October 31, 2009	5.46	— (f)	.98	.98	(.01)	—	—
October 31, 2008	9.72	— (f)	(3.85)	(3.85)	—	(.41)	—
October 31, 2007	8.25	(.02)	1.49	1.47	—	—	—
Class I
October 31, 2011	7.83	.01	.72	.73	—	—	—
October 31, 2010	6.62	— (f)	1.22	1.22	(.01)	—	—
October 31, 2009	5.63	.02	1.00	1.02	(.03)	—	—
October 31, 2008	9.98	.03	(3.97)	(3.94)	—	(.41)	—
October 31, 2007	8.44	.01	1.53	1.54	—	—	—
Class S
October 31, 2011	7.76	— (f)	.72	.72	—	—	—
October 31, 2010	6.56	(.01)	1.21	1.20	— (f)	—	—
October 31, 2009	5.57	.01	1.00	1.01	(.02)	—	—
October 31, 2008	9.89	.01	(3.92)	(3.91)	—	(.41)	—
October 31, 2007	8.38	(.01)	1.52	1.51	—	—	—
Russell U.S. Value Fund
Class C
October 31, 2011	7.28	.01	.29	.30	(.02)	—	—
October 31, 2010	6.43	(.03)	.88	.85	— (f)	—	—
October 31, 2009	5.69	.02	.75	.77	(.03)	—	—
October 31, 2008	12.84	.05	(5.19)	(5.14)	(.06)	(1.95)	—
October 31, 2007	12.44	.01	1.16	1.17	(.02)	(.75)	—
Class E
October 31, 2011	7.48	.07	.31	.38	(.06)	—	—
October 31, 2010	6.58	.03	.90	.93	(.03)	—	—
October 31, 2009	5.82	.06	.76	.82	(.06)	—	—
October 31, 2008	13.10	.12	(5.31)	(5.19)	(.14)	(1.95)	—
October 31, 2007	12.66	.11	1.19	1.30	(.11)	(.75)	—
Class I
October 31, 2011	7.50	.10	.32	.42	(.10)	—	—
October 31, 2010	6.60	.05	.90	.95	(.05)	—	—
October 31, 2009	5.84	.08	.76	.84	(.08)	—	—
October 31, 2008	13.13	.15	(5.32)	(5.17)	(.17)	(1.95)	—
October 31, 2007	12.69	.16	1.18	1.34	(.15)	(.75)	—
Class S
October 31, 2011	7.49	.09	.31	.40	(.09)	—	—
October 31, 2010	6.58	.04	.91	.95	(.04)	—	—
October 31, 2009	5.82	.08	.76	.84	(.08)	—	—
October 31, 2008	13.10	.14	(5.32)	(5.18)	(.15)	(1.95)	—
October 31, 2007	12.67	.14	1.17	1.31	(.14)	(.75)	—

See accompanying notes which are an integral part of the financial statements.

398	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

—	7.56	8.32	5,335	2.29	2.05	(.97)	142
—	6.97	16.95	5,456	2.24	2.05	(1.08)	111
—	5.96	17.09	5,770	2.18	2.11	(.76)	118
(.41)	5.09	(41.76)	6,211	2.31	2.21	(.90)	120
—	9.17	16.96	11,204	2.27	2.23	(1.14)	138

—	8.27	9.10	3,906	1.54	1.30	(.22)	142
—	7.58	17.88	5,795	1.49	1.30	(.34)	111
(.01)	6.43	17.90	5,381	1.43	1.36	(.02)	118
(.41)	5.46	(41.23)	5,308	1.48	1.37	(.06)	120
—	9.72	17.82	7,104	1.41	1.37	(.28)	138

—	8.56	9.58	26,748	1.19	.92	.10	142
(.01)	7.83	18.44	46,926	1.16	.92	.05	111
(.03)	6.62	18.34	49,355	1.11	.98	.38	118
(.41)	5.63	(41.05)	58,509	1.13	.98	.33	120
—	9.98	18.25	113,989	1.06	1.00	.09	138

—	8.48	9.41	27,847	1.29	1.05	.02	142
—	7.76	18.30	31,701	1.24	1.05	(.09)	111
(.02)	6.56	18.15	33,974	1.19	1.11	.25	118
(.41)	5.57	(41.19)	44,414	1.30	1.19	.12	120
—	9.89	18.02	79,962	1.20	1.16	(.07)	138

(.02)	7.56	4.59	8,314	2.16	2.13	.10	127
—	7.28	13.07	10,044	2.10	2.10	(.40)	97
(.03)	6.43	13.69	10,593	2.04	2.04	.36	111
(2.01)	5.69	(46.49)	11,225	2.13	2.13	.54	156
(.77)	12.84	9.73	25,688	2.09	2.09	.06	128

(.06)	7.80	5.40	2,163	1.40	1.38	.86	127
(.03)	7.48	14.10	4,319	1.35	1.35	.37	97
(.06)	6.58	14.44	5,282	1.29	1.29	1.15	111
(2.09)	5.82	(46.08)	6,852	1.31	1.31	1.35	156
(.86)	13.10	10.64	10,774	1.27	1.27	.88	128

(.10)	7.82	5.80	20,564	1.07	1.05	1.15	127
(.05)	7.50	14.43	42,622	1.03	1.03	.68	97
(.08)	6.60	14.79	44,600	.96	.96	1.48	111
(2.12)	5.84	(45.86)	54,530	.98	.98	1.69	156
(.90)	13.13	10.97	139,538	.94	.94	1.21	128

(.09)	7.80	5.72	56,253	1.16	1.13	1.10	127
(.04)	7.49	14.38	68,563	1.11	1.11	.59	97
(.08)	6.58	14.75	89,214	1.04	1.04	1.41	111
(2.10)	5.82	(45.98)	111,600	1.13	1.13	1.55	156
(.88)	13.10	10.87	274,355	1.05	1.05	1.10	128

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	399

Russell Investment Company

Russell Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell U.S. Small & Mid Cap Fund
Class A
October 31, 2011	20.39	.02	1.32	1.34	(.06)	—	—
October 31, 2010	16.28	.02	4.14	4.16	(.05)	—	—
October 31, 2009	14.95	.06	1.33	1.39	(.06)	—	—
October 31, 2008(3)	21.95	.02	(7.02)	(7.00)	—	—	—
Class C
October 31, 2011	20.16	(.15)	1.31	1.16	—	—	—
October 31, 2010	16.18	(.12)	4.10	3.98	—	—	—
October 31, 2009	14.93	(.04)	1.31	1.27	(.02)	—	—
October 31, 2008(3)	21.95	(.01)	(7.01)	(7.02)	—	—	—
Class E
October 31, 2011	20.45	.04	1.30	1.35	(.06)	—	—
October 31, 2010	16.32	.04	4.15	4.19	(.06)	—	—
October 31, 2009	14.95	.09	1.31	1.40	(.03)	—	—
October 31, 2008	31.79	.13	(11.98)	(11.85)	(.17)	(4.82)	—
October 31, 2007	34.16	.05	4.59	4.64	—	(7.01)	—
Class I
October 31, 2011	20.60	.10	1.32	1.42	(.11)	—	—
October 31, 2010	16.43	.09	4.17	4.26	(.09)	—	—
October 31, 2009	15.05	.12	1.32	1.44	(.06)	—	—
October 31, 2008	31.98	.17	(12.02)	(11.85)	(.26)	(4.82)	—
October 31, 2007	34.31	.12	4.60	4.72	(.04)	(7.01)	—
Class S
October 31, 2011	20.53	.08	1.32	1.40	(.10)	—	—
October 31, 2010	16.39	.07	4.15	4.22	(.08)	—	—
October 31, 2009	15.03	.10	1.33	1.43	(.07)	—	—
October 31, 2008(3)	22.06	.03	(7.06)	(7.03)	—	—	—
Class Y
October 31, 2011	20.55	.12	1.32	1.44	(.14)	—	—
October 31, 2010	16.39	.10	4.17	4.27	(.11)	—	—
October 31, 2009	15.02	.12	1.33	1.45	(.08)	—	—
October 31, 2008	31.98	.19	(12.02)	(11.83)	(.31)	(4.82)	—
October 31, 2007	34.32	.15	4.59	4.74	(.07)	(7.01)	—

See accompanying notes which are an integral part of the financial statements.

400	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.06)	21.67	6.55	15,392	1.25	1.25	.09	111
(.05)	20.39	25.58	13,078	1.23	1.23	.12	99
(.06)	16.28	9.37	9,278	1.24	1.24	.40	153
—	14.95	(31.89)	6,982	1.38	1.37	.47	163

—	21.32	5.75	28,910	2.00	2.00	(.66)	111
—	20.16	24.60	32,499	1.98	1.98	(.63)	99
(.02)	16.18	8.51	30,345	1.98	1.98	(.28)	153
—	14.93	(31.98)	33,486	2.13	2.11	(.28)	163

(.06)	21.74	6.58	26,404	1.24	1.16	.18	111
(.06)	20.45	25.71	30,702	1.23	1.12	.24	99
(.03)	16.32	9.44	33,923	1.23	1.10	.61	153
(4.99)	14.95	(43.26)	40,553	1.22	1.17	.60	163
(7.01)	31.79	15.98	38,520	1.15	1.13	.17	143

(.11)	21.91	6.89	177,437	.92	.92	.42	111
(.09)	20.60	26.03	216,197	.90	.90	.45	99
(.06)	16.43	9.62	211,299	.91	.91	.82	153
(5.08)	15.05	(43.08)	260,535	.99	.97	.77	163
(7.05)	31.98	16.21	480,645	.95	.93	.38	143

(.10)	21.83	6.80	704,781	1.00	1.00	.34	111
(.08)	20.53	25.84	647,424	.98	.98	.37	99
(.07)	16.39	9.58	530,812	.99	.98	.68	153
—	15.03	(31.87)	475,057	1.11	1.10	.73	163

(.14)	21.85	7.01	490,804	.82	.82	.52	111
(.11)	20.55	26.08	547,009	.80	.80	.55	99
(.08)	16.39	9.74	545,845	.81	.81	.87	153
(5.13)	15.02	(43.09)	501,256	.93	.92	.97	163
(7.08)	31.98	16.30	93,321	.85	.83	.47	143

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	401

Russell Investment Company

Russell Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell International Developed Markets Fund
Class A
October 31, 2011	31.14	.47	(2.55)	(2.08)	(.39)	—	—
October 31, 2010	29.09	.34	2.67	3.01	(.96)	—	—
October 31, 2009	23.75	.40	4.94	5.34	—	—	—
October 31, 2008(3)	34.84	.07	(11.16)	(11.09)	—	—	—
Class C
October 31, 2011	30.85	.22	(2.49)	(2.27)	(.13)	—	—
October 31, 2010	28.83	.12	2.65	2.77	(.75)	—	—
October 31, 2009	23.73	.23	4.87	5.10	—	—	—
October 31, 2008(3)	34.84	.03	(11.14)	(11.11)	—	—	—
Class E
October 31, 2011	31.19	.49	(2.55)	(2.06)	(.41)	—	—
October 31, 2010	29.12	.37	2.68	3.05	(.98)	—	—
October 31, 2009	23.76	.46	4.90	5.36	—	—	—
October 31, 2008	56.97	.76	(23.85)	(23.09)	(1.29)	(8.01)	(.82)
October 31, 2007	50.51	.83	12.10	12.93	(1.41)	(5.06)	—
Class I
October 31, 2011	31.23	.57	(2.54)	(1.97)	(.48)	—	—
October 31, 2010	29.16	.44	2.69	3.13	(1.06)	—	—
October 31, 2009	23.74	.51	4.91	5.42	—	—	—
October 31, 2008	57.01	.92	(23.89)	(22.97)	(1.41)	(8.01)	(.88)
October 31, 2007	50.55	.95	12.10	13.05	(1.53)	(5.06)	—
Class S
October 31, 2011	31.19	.55	(2.53)	(1.98)	(.46)	—	—
October 31, 2010	29.13	.42	2.66	3.08	(1.02)	—	—
October 31, 2009	23.74	.48	4.91	5.39	—	—	—
October 31, 2008(3)	34.79	.11	(11.16)	(11.05)	—	—	—
Class Y
October 31, 2011	31.26	.60	(2.58)	(1.98)	(.51)	—	—
October 31, 2010	29.18	.47	2.68	3.15	(1.07)	—	—
October 31, 2009	23.74	.52	4.92	5.44	—	—	—
October 31, 2008	57.03	.64	(23.60)	(22.96)	(1.42)	(8.01)	(.90)
October 31, 2007	50.56	1.01	12.07	13.08	(1.55)	(5.06)	—

See accompanying notes which are an integral part of the financial statements.

402	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.39)	28.67	(6.76)	22,963	1.24	1.24	1.51	74
(.96)	31.14	10.61	23,702	1.24	1.24	1.18	91
—	29.09	22.44	20,212	1.25	1.25	1.63	115
—	23.75	(31.83)	14,638	1.32	1.31	1.27	100

(.13)	28.46	(7.34)	52,552	1.99	1.99	.72	74
(.75)	30.85	9.80	69,576	1.99	1.99	.43	91
—	28.83	21.50	77,072	2.00	2.00	.94	115
—	23.73	(31.92)	78,972	2.06	2.05	.53	100

(.41)	28.72	(6.66)	89,952	1.24	1.16	1.58	74
(.98)	31.19	10.75	96,680	1.24	1.13	1.29	91
—	29.12	22.57	88,476	1.25	1.12	1.88	115
(10.12)	23.76	(48.26)	83,902	1.22	1.17	2.04	100
(6.47)	56.97	28.47	61,533	1.18	1.16	1.64	108

(.48)	28.78	(6.39)	820,995	.91	.91	1.81	74
(1.06)	31.23	11.01	923,019	.91	.89	1.53	91
—	29.16	22.84	905,418	.92	.87	2.08	115
(10.30)	23.74	(48.14)	882,731	.95	.92	2.33	100
(6.59)	57.01	28.75	1,792,063	.93	.91	1.87	108

(.46)	28.75	(6.43)	1,905,604	.99	.99	1.77	74
(1.02)	31.19	10.90	1,694,995	.99	.99	1.45	91
—	29.13	22.67	1,348,135	1.00	1.00	1.94	115
—	23.74	(31.79)	1,052,420	1.08	1.06	2.00	100

(.51)	28.77	(6.46)	1,722,957	.81	.81	1.92	74
(1.07)	31.26	11.12	1,971,140	.81	.81	1.64	91
—	29.18	22.87	1,789,118	.82	.82	2.15	115
(10.33)	23.74	(48.08)	1,626,309	.90	.88	1.89	100
(6.61)	57.03	28.85	360,175	.88	.86	1.98	108

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	403

Russell Investment Company

Russell Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)		$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell Global Equity Fund
Class A
October 31, 2011	8.41	.04		(.05)	(.01)	(.03)	—	—
October 31, 2010	7.29	.02		1.19	1.21	(.09)	—	—
October 31, 2009	6.07	.07		1.23	1.30	(.08)	—	—
October 31, 2008	11.37	.08		(5.07)	(4.99)	(.12)	(.19)	—
October 31, 2007(1)	10.00	.05		1.32	1.37	—	—	—
Class C
October 31, 2011	8.37	(.03)		(.05)	(.08)	—	—	—
October 31, 2010	7.26	(.04)		1.18	1.14	(.03)	—	—
October 31, 2009	6.02	.04		1.21	1.25	(.01)	—	—
October 31, 2008	11.31	.01		(5.04)	(5.03)	(.07)	(.19)	—
October 31, 2007(1)	10.00	—	(f)	1.31	1.31	—	—	—
Class E
October 31, 2011	8.42	.04		(.06)	(.02)	(.02)	—	—
October 31, 2010	7.30	.02		1.18	1.20	(.08)	—	—
October 31, 2009	6.07	.08		1.22	1.30	(.07)	—	—
October 31, 2008	11.37	.08		(5.08)	(5.00)	(.11)	(.19)	—
October 31, 2007(1)	10.00	.06		1.31	1.37	—	—	—
Class S
October 31, 2011	8.45	.06		(.06)	—	(.04)	—	—
October 31, 2010	7.32	.04		1.19	1.23	(.10)	—	—
October 31, 2009	6.09	.09		1.23	1.32	(.09)	—	—
October 31, 2008	11.39	.10		(5.08)	(4.98)	(.13)	(.19)	—
October 31, 2007(1)	10.00	.08		1.31	1.39	—	—	—
Class Y
October 31, 2011	8.46	.08		(.07)	.01	(.05)	—	—
October 31, 2010	7.32	.05		1.20	1.25	(.11)	—	—
October 31, 2009	6.09	.11		1.21	1.32	(.09)	—	—
October 31, 2008(4)	8.16	—	(f)	(2.07)	(2.07)	—	—	—

See accompanying notes which are an integral part of the financial statements.

404	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.03)	8.37	(.18)	9,598	1.50	1.50	.45	83
(.09)	8.41	16.66	7,732	1.49	1.49	.22	74
(.08)	7.29	21.82	4,612	1.52	1.52	1.15	127
(.31)	6.07	(45.03)	2,382	1.55	1.55	.82	160
—	11.37	13.70	2,445	1.58	1.58	.77	62

—	8.29	(.96)	14,319	2.25	2.25	(.31)	83
(.03)	8.37	15.76	12,471	2.24	2.24	(.53)	74
(.01)	7.26	20.82	8,672	2.26	2.26	.61	127
(.26)	6.02	(45.45)	7,534	2.30	2.30	.07	160
—	11.31	13.10	10,802	2.33	2.33	(.04)	62

(.02)	8.38	(.19)	47,601	1.50	1.50	.47	83
(.08)	8.42	16.59	36,042	1.49	1.49	.29	74
(.07)	7.30	21.77	14,492	1.51	1.51	1.28	127
(.30)	6.07	(45.07)	10,096	1.55	1.55	.81	160
—	11.37	13.70	15,683	1.58	1.58	.90	62

(.04)	8.41	.01	1,391,111	1.25	1.25	.70	83
(.10)	8.45	16.92	1,080,410	1.24	1.24	.50	74
(.09)	7.32	22.07	426,936	1.26	1.26	1.53	127
(.32)	6.09	(44.87)	306,198	1.30	1.30	1.09	160
—	11.39	13.90	1,128,142	1.33	1.33	1.12	62

(.05)	8.42	.13	1,215,633	1.07	1.07	.85	83
(.11)	8.46	17.06	1,296,377	1.06	1.06	.71	74
(.09)	7.32	22.35	507,772	1.09	1.09	1.81	127
—	6.09	(25.37)	466,235	1.22	1.22	.52	160

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	405

Russell Investment Company

Russell Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell Emerging Markets Fund
Class A
October 31, 2011	20.37	.21	(2.14)	(1.93)	(.38)	—	—
October 31, 2010	16.44	.08	4.29	4.37	(.44)	—	—
October 31, 2009	10.59	.08	6.27	6.35	—	(.50)	—
October 31, 2008	30.85	.42	(14.73)	(14.31)	(.73)	(5.22)	—
October 31, 2007	20.50	.14	10.21	10.35	—	—	—
Class C
October 31, 2011	19.20	.05	(2.02)	(1.97)	(.24)	—	—
October 31, 2010	15.53	(.05)	4.06	4.01	(.34)	—	—
October 31, 2009	10.11	(.01)	5.93	5.92	—	(.50)	—
October 31, 2008	29.66	.22	(14.06)	(13.84)	(.49)	(5.22)	—
October 31, 2007	21.17	(.02)	11.80	11.78	(.25)	(3.04)	—
Class E
October 31, 2011	20.41	.22	(2.16)	(1.94)	(.37)	—	—
October 31, 2010	16.47	.08	4.30	4.38	(.44)	—	—
October 31, 2009	10.61	.08	6.28	6.36	—	(.50)	—
October 31, 2008	30.84	.38	(14.71)	(14.33)	(.68)	(5.22)	—
October 31, 2007	21.89	.16	12.24	12.40	(.41)	(3.04)	—
Class S
October 31, 2011	20.50	.27	(2.17)	(1.90)	(.41)	—	—
October 31, 2010	16.52	.12	4.33	4.45	(.47)	—	—
October 31, 2009	10.62	.11	6.29	6.40	—	(.50)	—
October 31, 2008	30.86	.44	(14.72)	(14.28)	(.74)	(5.22)	—
October 31, 2007	21.91	.22	12.23	12.45	(.46)	(3.04)	—
Class Y
October 31, 2011	20.54	.29	(2.16)	(1.87)	(.44)	—	—
October 31, 2010	16.55	.15	4.33	4.48	(.49)	—	—
October 31, 2009	10.62	.13	6.30	6.43	—	(.50)	—
October 31, 2008(4)	15.72	.01	(5.11)	(5.10)	—	—	—

See accompanying notes which are an integral part of the financial statements.

406	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.38)	18.06	(9.67)	21,834	1.78	1.78	1.06	73
(.44)	20.37	27.09	21,428	1.78	1.78	.47	67
(.50)	16.44	62.81	11,624	1.78	1.78	.66	77
(5.95)	10.59	(56.41)	7,595	1.92	1.92	2.15	65
—	30.85	50.49	3,537	1.88	1.88	.86	67

(.24)	16.99	(10.37)	36,942	2.53	2.53	.25	73
(.34)	19.20	26.15	44,932	2.53	2.53	(.29)	67
(.50)	15.53	61.74	34,286	2.53	2.53	(.11)	77
(5.71)	10.11	(56.77)	25,058	2.66	2.66	1.12	65
(3.29)	29.66	63.90	66,707	2.63	2.63	(.07)	67

(.37)	18.10	(9.70)	45,591	1.78	1.78	1.11	73
(.44)	20.41	27.13	39,733	1.78	1.78	.44	67
(.50)	16.47	62.78	28,078	1.78	1.78	.66	77
(5.90)	10.61	(56.41)	17,976	1.91	1.91	1.86	65
(3.45)	30.84	65.17	41,911	1.88	1.88	.68	67

(.41)	18.19	(9.45)	1,215,031	1.53	1.53	1.34	73
(.47)	20.50	27.41	1,065,718	1.53	1.53	.70	67
(.50)	16.52	63.37	788,455	1.53	1.53	.91	77
(5.96)	10.62	(56.33)	520,064	1.65	1.65	2.15	65
(3.50)	30.86	65.53	1,760,393	1.63	1.63	.94	67

(.44)	18.23	(9.30)	471,717	1.35	1.35	1.45	73
(.49)	20.54	27.60	508,992	1.35	1.35	.85	67
(.50)	16.55	63.67	355,564	1.36	1.36	1.10	77
—	10.62	(32.44)	305,585	1.63	1.63	1.06	65

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	407

Russell Investment Company

Russell Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell Tax-Managed U.S. Large Cap Fund
Class A
October 31, 2011	18.15	.02	1.38	1.40	(.06)	—	—
October 31, 2010(5)	16.60	—	1.55	1.55	—	—	—
Class C
October 31, 2011	17.65	(.12)	1.35	1.23	—	—	—
October 31, 2010	15.16	(.09)	2.58	2.49	—	—	—
October 31, 2009	13.55	.01	1.61	1.62	(.01)	—	—
October 31, 2008	22.78	(.01)	(9.22)	(9.23)	—	—	—
October 31, 2007	19.62	(.06)	3.22	3.16	—	—	—
Class E
October 31, 2011	18.15	.02	1.40	1.42	(.04)	—	—
October 31, 2010	15.54	.03	2.66	2.69	(.08)	—	—
October 31, 2009	13.96	.10	1.64	1.74	(.16)	—	—
October 31, 2008	23.41	.14	(9.48)	(9.34)	(.11)	—	—
October 31, 2007	20.12	.10	3.31	3.41	(.12)	—	—
Class S
October 31, 2011	18.24	.07	1.40	1.47	(.08)	—	—
October 31, 2010	15.61	.08	2.66	2.74	(.11)	—	—
October 31, 2009	14.03	.14	1.64	1.78	(.20)	—	—
October 31, 2008	23.52	.19	(9.52)	(9.33)	(.16)	—	—
October 31, 2007	20.21	.15	3.32	3.47	(.16)	—	—
Russell Tax-Managed U.S. Mid & Small Cap Fund
Class A
October 31, 2011	13.06	(.07)	1.48	1.41	—	—	—
October 31, 2010(5)	12.18	(.02)	.90	.88	—	—	—
Class C
October 31, 2011	12.02	(.18)	1.39	1.21	—	—	—
October 31, 2010	9.62	(.11)	2.51	2.40	—	—	—
October 31, 2009	8.69	(.06)	.99	.93	—	—	—
October 31, 2008	15.07	(.07)	(5.09)	(5.16)	—	(1.22)	—
October 31, 2007	13.22	(.13)	2.18	2.05	—	(.20)	—
Class E
October 31, 2011	13.06	(.08)	1.50	1.42	—	—	—
October 31, 2010	10.38	(.03)	2.71	2.68	—	—	—
October 31, 2009	9.37	— (f)	1.06	1.06	(.05)	—	—
October 31, 2008	16.03	.01	(5.45)	(5.44)	—	(1.22)	—
October 31, 2007	13.93	(.03)	2.33	2.30	—	(.20)	—
Class S
October 31, 2011	13.34	(.05)	1.54	1.49	—	—	—
October 31, 2010	10.58	—	2.77	2.77	(.01)	—	—
October 31, 2009	9.56	.03	1.07	1.10	(.08)	—	—
October 31, 2008	16.30	.05	(5.56)	(5.51)	(.01)	(1.22)	—
October 31, 2007	14.13	.01	2.36	2.37	—	(.20)	—

See accompanying notes which are an integral part of the financial statements.

408	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.06)	19.49	7.73	2,682	1.24	1.24	.10	58
—	18.15	9.34	729	1.24	1.24	(.01)	82

—	18.88	7.03	9,217	2.01	1.95	(.64)	58
—	17.65	16.42	10,996	1.99	1.91	(.55)	82
(.01)	15.16	11.98	12,383	2.00	1.92	.05	56
—	13.55	(40.52)	13,387	1.94	1.92	(.04)	54
—	22.78	16.11	21,692	1.92	1.92	(.30)	50

(.04)	19.53	7.82	20,474	1.26	1.20	.12	58
(.08)	18.15	17.36	19,744	1.24	1.16	.19	82
(.16)	15.54	12.74	14,488	1.25	1.17	.74	56
(.11)	13.96	(40.06)	12,645	1.19	1.18	.71	54
(.12)	23.41	17.01	16,891	1.17	1.17	.45	50

(.08)	19.63	8.04	400,643	1.01	.95	.36	58
(.11)	18.24	17.65	362,585	.99	.91	.44	82
(.20)	15.61	13.07	314,574	1.00	.92	1.03	56
(.16)	14.03	(39.91)	331,605	.94	.93	.97	54
(.16)	23.52	17.28	572,138	.92	.92	.70	50

—	14.47	11.03	932	1.63	1.53	(.48)	46
—	13.06	7.23	213	.67	1.50	(.44)	57

—	13.23	10.23	6,571	2.36	2.25	(1.33)	46
—	12.02	24.95	7,170	2.34	2.24	(1.02)	57
—	9.62	10.57	7,033	2.36	2.21	(.69)	55
(1.22)	8.69	(36.71)	8,653	2.34	2.23	(.63)	72
(.20)	15.07	15.70	14,088	2.30	2.25	(.93)	57

—	14.48	11.10	3,443	1.61	1.50	(.56)	46
—	13.06	25.82	3,966	1.60	1.49	(.29)	57
(.05)	10.38	11.48	2,794	1.60	1.46	(.02)	55
(1.22)	9.37	(36.29)	2,570	1.59	1.48	.11	72
(.20)	16.03	16.70	3,654	1.55	1.50	(.19)	57

—	14.83	11.32	137,579	1.36	1.25	(.32)	46
(.01)	13.34	26.20	137,567	1.35	1.24	(.03)	57
(.08)	10.58	11.74	119,802	1.36	1.22	.29	55
(1.23)	9.56	(36.14)	143,039	1.34	1.23	.37	72
(.20)	16.30	16.97	265,807	1.30	1.25	.07	57

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	409

Russell Investment Company

Russell Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain		$ Return of Capital
Russell Global Opportunistic Credit Fund
Class A
October 31, 2011	10.09	.57	(.25)	.32	(.09)	—	(f)	—
October 31, 2010(7)	10.00	.03	.06	.09	—	—		—
Class C
October 31, 2011	10.08	.48	(.23)	.25	(.08)	—	(f)	—
October 31, 2010(7)	10.00	.02	.06	.08	—	—		—
Class E
October 31, 2011	10.09	.56	(.24)	.32	(.09)	—	(f)	—
October 31, 2010(7)	10.00	.03	.06	.09	—	—		—
Class S
October 31, 2011	10.09	.58	(.22)	.36	(.10)	—	(f)	—
October 31, 2010(7)	10.00	.03	.06	.09	—	—		—
Class Y
October 31, 2011	10.09	.58	(.21)	.37	(.10)	—	(f)	—
October 31, 2010(7)	10.00	.03	.06	.09	—	—		—

See accompanying notes which are an integral part of the financial statements.

410	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.09)	10.32	3.24	2,468	1.57	1.20	5.58	126
—	10.09	.90	234	1.88	1.51	3.13	4

(.08)	10.25	2.51	3,432	2.32	1.95	4.78	126
—	10.08	.80	664	2.63	2.26	2.53	4

(.09)	10.32	3.22	14,029	1.57	1.20	5.53	126
—	10.09	.90	885	1.88	1.51	3.80	4

(.10)	10.35	3.57	412,737	1.32	.95	5.71	126
—	10.09	.90	247,804	1.63	1.26	3.58	4

(.10)	10.36	3.69	344,443	1.14	.86	5.73	126
—	10.09	.90	370,496	1.46	1.18	3.37	4

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	411

Russell Investment Company

Russell Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell Strategic Bond Fund
Class A
October 31, 2011	11.24	.32	(.02)	.30	(.33)	(.26)	—
October 31, 2010	10.37	.37	.92	1.29	(.42)	—	—
October 31, 2009	9.23	.47	1.19	1.66	(.48)	(.04)	—
October 31, 2008(3)	9.99	.08	(.82)	(.74)	(.02)	—	—
Class C
October 31, 2011	11.24	.24	(.03)	.21	(.24)	(.26)	—
October 31, 2010	10.37	.30	.91	1.21	(.34)	—	—
October 31, 2009	9.23	.40	1.19	1.59	(.41)	(.04)	—
October 31, 2008(3)	9.99	.06	(.80)	(.74)	(.02)	—	—
Class E
October 31, 2011	11.17	.33	(.02)	.31	(.34)	(.26)	—
October 31, 2010	10.31	.39	.90	1.29	(.43)	—	—
October 31, 2009	9.18	.48	1.18	1.66	(.49)	(.04)	—
October 31, 2008	10.53	.49	(1.33)	(.84)	(.51)	—	—
October 31, 2007	10.48	.50	.01	.51	(.46)	—	—
Class I
October 31, 2011	11.14	.35	(.02)	.33	(.36)	(.26)	—
October 31, 2010	10.28	.41	.91	1.32	(.46)	—	—
October 31, 2009	9.16	.51	1.16	1.67	(.51)	(.04)	—
October 31, 2008	10.51	.52	(1.33)	(.81)	(.54)	—	—
October 31, 2007	10.46	.52	.02	.54	(.49)	—	—
Class S
October 31, 2011	11.27	.35	(.03)	.32	(.35)	(.26)	—
October 31, 2010	10.39	.41	.92	1.33	(.45)	—	—
October 31, 2009	9.24	.50	1.19	1.69	(.50)	(.04)	—
October 31, 2008(3)	9.98	.08	(.80)	(.72)	(.02)	—	—
Class Y
October 31, 2011	11.15	.37	(.03)	.34	(.37)	(.26)	—
October 31, 2010	10.29	.42	.91	1.33	(.47)	—	—
October 31, 2009	9.16	.51	1.17	1.68	(.51)	(.04)	—
October 31, 2008	10.51	.51	(1.32)	(.81)	(.54)	—	—
October 31, 2007	10.46	.52	.02	.54	(.49)	—	—

See accompanying notes which are an integral part of the financial statements.

412	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.59)	10.95	2.92	100,094	1.03	1.00	2.92	233
(.42)	11.24	12.90	66,054	1.01	.96	3.48	206
(.52)	10.37	18.62	40,181	1.03	.93	4.99	154
(.02)	9.23	(7.42)	22,437	1.07	.93	4.40	131

(.50)	10.95	1.95	100,729	1.78	1.75	2.22	233
(.34)	11.24	12.03	114,841	1.76	1.71	2.78	206
(.45)	10.37	17.97	108,353	1.78	1.67	4.28	154
(.02)	9.23	(7.54)	97,063	1.82	1.68	3.63	131

(.60)	10.88	2.91	150,015	1.03	.94	3.02	233
(.43)	11.17	13.07	155,358	1.01	.87	3.62	206
(.53)	10.31	18.87	146,696	1.03	.81	5.14	154
(.51)	9.18	(8.45)	135,857	1.00	.88	4.79	131
(.46)	10.53	4.99	18,101	.96	.93	4.69	698

(.62)	10.85	3.27	1,318,893	.70	.69	3.27	233
(.46)	11.14	13.17	1,339,399	.68	.64	3.86	206
(.55)	10.28	19.21	1,306,502	.70	.56	5.39	154
(.54)	9.16	(8.26)	1,330,676	.69	.66	5.10	131
(.49)	10.51	5.27	1,415,575	.70	.67	4.97	698

(.61)	10.98	3.15	3,220,163	.78	.75	3.19	233
(.45)	11.27	13.13	2,536,795	.76	.71	3.77	206
(.54)	10.39	19.12	2,173,609	.78	.67	5.26	154
(.02)	9.24	(7.23)	1,915,099	.82	.69	4.33	131

(.63)	10.86	3.36	2,756,966	.60	.59	3.38	233
(.47)	11.15	13.35	2,946,842	.59	.56	3.97	206
(.55)	10.29	19.13	3,526,522	.60	.52	5.42	154
(.54)	9.16	(8.11)	3,166,974	.66	.55	5.20	131
(.49)	10.51	5.30	134,926	.66	.63	5.01	698

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	413

Russell Investment Company

Russell Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell Investment Grade Bond Fund
Class A
October 31, 2011	22.85	.47	.21	.68	(.53)	(.69)	—
October 31, 2010(5)	21.87	.14	1.00	1.14	(.16)	—	—
Class C
October 31, 2011	22.74	.32	.19	.51	(.36)	(.69)	—
October 31, 2010	21.31	.36	1.61	1.97	(.45)	(.09)	—
October 31, 2009	18.68	.67	2.67	3.34	(.71)	—	—
October 31, 2008	20.76	.72	(2.00)	(1.28)	(.80)	—	—
October 31, 2007(5)	20.76	.08	(.08)	—	—	—	—
Class E
October 31, 2011	22.82	.51	.18	.69	(.54)	(.69)	—
October 31, 2010	21.38	.55	1.62	2.17	(.64)	(.09)	—
October 31, 2009	18.70	.84	2.67	3.51	(.83)	—	—
October 31, 2008	20.77	.92	(2.00)	(1.08)	(.99)	—	—
October 31, 2007	20.82	.96	(.02)	.94	(.99)	—	—
Class I
October 31, 2011	22.83	.56	.19	.75	(.60)	(.69)	—
October 31, 2010	21.39	.60	1.62	2.22	(.69)	(.09)	—
October 31, 2009	18.69	.89	2.68	3.57	(.87)	—	—
October 31, 2008	20.76	.97	(2.00)	(1.03)	(1.04)	—	—
October 31, 2007	20.82	1.04	(.06)	.98	(1.04)	—	—
Class S
October 31, 2011	22.81	.54	.19	.73	(.58)	(.69)	—
October 31, 2010	21.38	.54	1.65	2.19	(.67)	(.09)	—
October 31, 2009	18.69	.86	2.68	3.54	(.85)	—	—
October 31, 2008	20.76	.95	(2.01)	(1.06)	(1.01)	—	—
October 31, 2007(2)	20.75	.01	—	.01	—	—	—
Class Y
October 31, 2011	22.84	.59	.18	.77	(.62)	(.69)	—
October 31, 2010	21.40	.59	1.64	2.23	(.70)	(.09)	—
October 31, 2009	18.70	.90	2.68	3.58	(.88)	—	—
October 31, 2008	20.77	.98	(2.00)	(1.02)	(1.05)	—	—
October 31, 2007	20.83	1.04	(.05)	.99	(1.05)	—	—

See accompanying notes which are an integral part of the financial statements.

414	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(1.22)	22.31	3.27	3,966	.80	.80	2.14	187
(.16)	22.85	5.20	1,002	.81	.81	1.55	157

(1.05)	22.20	2.42	32,369	1.55	1.55	1.48	187
(.54)	22.74	9.48	38,798	1.54	1.54	1.66	157
(.71)	21.31	18.25	34,706	1.55	1.55	3.37	87
(.80)	18.68	(6.47)	29,741	1.63	1.60	3.54	105
—	20.76	—	35,689	1.62	1.60	4.21	199

(1.23)	22.28	3.31	45,365	.80	.72	2.32	187
(.73)	22.82	10.38	54,743	.79	.68	2.50	157
(.83)	21.38	19.38	43,414	.80	.67	4.25	87
(.99)	18.70	(5.57)	48,193	.71	.67	4.48	105
(.99)	20.77	4.64	53,663	.67	.65	4.76	199

(1.29)	22.29	3.57	380,063	.47	.47	2.57	187
(.78)	22.83	10.64	428,647	.46	.44	2.76	157
(.87)	21.39	19.61	392,070	.47	.42	4.49	87
(1.04)	18.69	(5.29)	406,332	.44	.41	4.74	105
(1.04)	20.76	4.85	698,651	.42	.40	4.99	199

(1.27)	22.27	3.50	657,013	.55	.55	2.44	187
(.76)	22.81	10.55	456,448	.54	.54	2.43	157
(.85)	21.38	19.50	125,051	.55	.55	4.37	87
(1.01)	18.69	(5.46)	133,108	.57	.54	4.61	105
—	20.76	.05	226,995	.55	.53	5.30	199

(1.31)	22.30	3.67	600,991	.37	.37	2.66	187
(.79)	22.84	10.77	681,001	.36	.36	2.70	157
(.88)	21.40	19.63	364,142	.38	.38	4.55	87
(1.05)	18.70	(5.24)	480,605	.40	.37	4.78	105
(1.05)	20.77	4.90	609,683	.38	.36	5.04	199

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	415

Russell Investment Company

Russell Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell Short Duration Bond Fund
Class A
October 31, 2011	19.48	.34	(.31)	.03	(.36)	—	—
October 31, 2010	18.86	.43	.73	1.16	(.54)	—	—
October 31, 2009	17.22	.64	1.64	2.28	(.64)	—	—
October 31, 2008	18.81	.74	(1.55)	(.81)	(.78)	—	—
October 31, 2007(1)	18.71	.49	.09	.58	(.48)	—	—
Class C
October 31, 2011	19.41	.19	(.31)	(.12)	(.23)	—	—
October 31, 2010	18.79	.28	.74	1.02	(.40)	—	—
October 31, 2009	17.17	.50	1.64	2.14	(.52)	—	—
October 31, 2008	18.76	.60	(1.55)	(.95)	(.64)	—	—
October 31, 2007	18.66	.59	.14	.73	(.63)	—	—
Class E
October 31, 2011	19.52	.34	(.32)	.02	(.36)	—	—
October 31, 2010	18.89	.43	.73	1.16	(.53)	—	—
October 31, 2009	17.24	.66	1.62	2.28	(.63)	—	—
October 31, 2008	18.82	.74	(1.55)	(.81)	(.77)	—	—
October 31, 2007	18.73	.72	.14	.86	(.77)	—	—
Class S
October 31, 2011	19.49	.39	(.32)	.07	(.41)	—	—
October 31, 2010	18.86	.47	.74	1.21	(.58)	—	—
October 31, 2009	17.21	.70	1.63	2.33	(.68)	—	—
October 31, 2008	18.79	.79	(1.55)	(.76)	(.82)	—	—
October 31, 2007	18.70	.75	.16	.91	(.82)	—	—
Class Y
October 31, 2011	19.49	.41	(.32)	.09	(.43)	—	—
October 31, 2010	18.86	.50	.72	1.22	(.60)	—	—
October 31, 2009	17.21	.72	1.63	2.35	(.70)	—	—
October 31, 2008(4)	18.11	.08	(.78)	(.70)	(.20)	—	—

See accompanying notes which are an integral part of the financial statements.

416	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.36)	19.15	.18	29,061	1.01	.88	1.75	339
(.54)	19.48	6.23	25,171	1.02	.94	2.25	195
(.64)	18.86	13.58	13,815	1.04	.96	3.55	217
(.78)	17.22	(4.60)	4,566	.99	.96	3.98	146
(.48)	18.81	3.16	1,363	.93	.92	3.92	173

(.23)	19.06	(.60)	112,900	1.76	1.63	1.01	339
(.40)	19.41	5.44	109,450	1.77	1.69	1.48	195
(.52)	18.89	12.75	49,381	1.79	1.71	2.82	217
(.64)	17.17	(5.28)	21,508	1.73	1.70	3.23	146
(.63)	18.76	3.98	16,075	1.68	1.67	3.18	173

(.36)	19.18	.13	21,347	1.01	.88	1.76	339
(.53)	19.52	6.27	26,856	1.02	.94	2.25	195
(.63)	18.89	13.59	17,874	1.04	.96	3.67	217
(.77)	17.24	(4.59)	14,144	.98	.95	3.96	146
(.77)	18.82	4.72	17,092	.93	.92	3.95	173

(.41)	19.15	.37	631,819	.76	.63	2.00	339
(.58)	19.49	6.54	545,704	.77	.69	2.48	195
(.68)	18.86	13.84	354,384	.79	.71	3.89	217
(.82)	17.21	(4.30)	233,223	.72	.70	4.20	146
(.82)	18.79	4.99	435,704	.68	.67	4.20	173

(.43)	19.15	.46	298,724	.59	.53	2.10	339
(.60)	19.49	6.58	224,969	.59	.59	2.60	195
(.70)	18.86	14.00	154,593	.62	.62	4.01	217
(.20)	17.21	(3.88)	111,198	.73	.65	4.28	146

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	417

Russell Investment Company

Russell Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell Tax Exempt Bond Fund
Class A
October 31, 2011	22.64	.62	(.16)	.46	(.62)	—	—
October 31, 2010(5)	22.31	.27	.29	.56	(.23)	—	—
Class C
October 31, 2011	22.53	.47	(.18)	.29	(.46)	—	—
October 31, 2010	21.87	.51	.66	1.17	(.51)	—	—
October 31, 2009	20.51	.54	1.37	1.91	(.55)	—	—
October 31, 2008	21.31	.55	(.80)	(.25)	(.55)	—	—
October 31, 2007	21.63	.58	(.32)	.26	(.58)	—	—
Class E
October 31, 2011	22.61	.63	(.17)	.46	(.63)	—	—
October 31, 2010	21.94	.68	.67	1.35	(.68)	—	—
October 31, 2009	20.57	.70	1.37	2.07	(.70)	—	—
October 31, 2008	21.38	.72	(.82)	(.10)	(.71)	—	—
October 31, 2007	21.70	.76	(.34)	.42	(.74)	—	—
Class S
October 31, 2011	22.57	.69	(.16)	.53	(.69)	—	—
October 31, 2010	21.91	.73	.66	1.39	(.73)	—	—
October 31, 2009	20.54	.76	1.37	2.13	(.76)	—	—
October 31, 2008	21.36	.77	(.82)	(.05)	(.77)	—	—
October 31, 2007	21.67	.80	(.32)	.48	(.79)	—	—

See accompanying notes which are an integral part of the financial statements.

418	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.62)	22.48	2.11	2,918	.83	.83	2.80	29
(.23)	22.64	2.51	1,791	.85	.85	2.85	24

(.46)	22.36	1.35	22,694	1.59	1.54	2.12	29
(.51)	22.53	5.43	28,301	1.59	1.51	2.31	24
(.55)	21.87	9.42	24,393	1.58	1.50	2.53	52
(.55)	20.51	(1.25)	16,541	1.56	1.54	2.61	54
(.58)	21.31	1.21	12,722	1.55	1.55	2.72	72

(.63)	22.44	2.12	29,512	.84	.79	2.86	29
(.68)	22.61	6.25	33,042	.84	.76	3.05	24
(.70)	21.94	10.19	23,434	.84	.76	3.29	52
(.71)	20.57	(.46)	18,422	.81	.79	3.37	54
(.74)	21.38	1.96	19,442	.80	.80	3.48	72

(.69)	22.41	2.43	540,458	.59	.54	3.11	29
(.73)	22.57	6.47	492,584	.59	.51	3.30	24
(.76)	21.91	10.48	411,956	.58	.50	3.53	52
(.77)	20.54	(.23)	366,707	.56	.54	3.61	54
(.79)	21.36	2.26	336,275	.55	.55	3.72	72

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	419

Russell Investment Company

Russell Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain		$ Return of Capital
Russell Commodity Strategies Fund
Class A
October 31, 2011	11.65	(.15)	.53	.38	(1.48)	—	(f)	—
October 31, 2010(6)	10.00	(.05)	1.70	1.65	—	—		—
Class C
October 31, 2011	11.61	(.23)	.52	.29	(1.45)	—	(f)	—
October 31, 2010(6)	10.00	(.08)	1.69	1.61	—	—		—
Class E
October 31, 2011	11.64	(.15)	.52	.37	(1.47)	—	(f)	—
October 31, 2010(6)	10.00	(.06)	1.70	1.64	—	—		—
Class S
October 31, 2011	11.65	(.12)	.53	.41	(1.48)	—	(f)	—
October 31, 2010(6)	10.00	(.04)	1.69	1.65	—	—		—
Class Y
October 31, 2011	11.65	(.10)	.53	.43	(1.49)	—	(f)	—
October 31, 2010(6)	10.00	(.04)	1.69	1.65	—	—		—
Russell Global Infrastructure Fund
Class A
October 31, 2011	10.42	.25	(.22)	.03	(.26)	(.08)		—
October 31, 2010(7)	10.00	— (f)	.42	.42	—	—		—
Class C
October 31, 2011	10.42	.17	(.22)	(.05)	(.20)	(.08)		—
October 31, 2010(7)	10.00	(.01)	.43	.42	—	—		—
Class E
October 31, 2011	10.42	.28	(.24)	.04	(.26)	(.08)		—
October 31, 2010(7)	10.00	— (f)	.42	.42	—	—		—
Class S
October 31, 2011	10.42	.26	(.19)	.07	(.28)	(.08)		—
October 31, 2010(7)	10.00	— (f)	.42	.42	—	—		—
Class Y
October 31, 2011	10.42	.27	(.19)	.08	(.29)	(.08)		—
October 31, 2010(7)	10.00	— (f)	.42	.42	—	—		—

See accompanying notes which are an integral part of the financial statements.

420	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(1.48)	10.55	2.85	21,609	1.78	1.28	(1.30)	123
—	11.65	16.50	5,144	1.91	1.41	(1.48)	11

(1.45)	10.45	2.07	14,748	2.53	2.03	(2.05)	123
—	11.61	16.10	3,323	2.66	2.16	(2.23)	11

(1.47)	10.54	2.81	14,850	1.78	1.28	(1.30)	123
—	11.64	16.40	14,962	1.90	1.41	(1.48)	11

(1.48)	10.58	3.15	690,537	1.53	1.03	(1.05)	123
—	11.65	16.50	428,347	1.66	1.16	(1.23)	11

(1.49)	10.59	3.31	494,246	1.35	.85	(.87)	123
—	11.65	16.50	545,188	1.48	.98	(1.05)	11

(.34)	10.11	.39	4,312	1.87	1.50	2.43	145
—	10.42	4.20	330	2.05	1.69	(.50)	8

(.28)	10.09	(.48)	4,338	2.62	2.25	1.62	145
—	10.42	4.20	760	2.80	2.44	(1.27)	8

(.34)	10.12	.38	14,990	1.86	1.50	2.69	145
—	10.42	4.20	1,015	2.05	1.69	(.16)	8

(.36)	10.13	.65	460,800	1.61	1.25	2.50	145
—	10.42	4.20	254,350	1.80	1.44	.07	8

(.37)	10.13	.79	340,308	1.43	1.09	2.55	145
—	10.42	4.20	368,468	1.63	1.29	(.17)	8

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	421

Russell Investment Company

Russell Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell Global Real Estate Securities Fund
Class A
October 31, 2011	35.24	.51	(1.38)	(.87)	(.81)	—	—
October 31, 2010	26.38	.90	8.78	9.68	(.82)	—	—
October 31, 2009	26.79	.76	(.44)	.32	(.73)	—	—
October 31, 2008	52.29	.88	(19.82)	(18.94)	(.86)	(5.64)	(.06)
October 31, 2007(1)	57.37	.11	(4.50)	(4.39)	(.69)	—	—
Class C
October 31, 2011	34.52	.23	(1.34)	(1.11)	(.55)	—	—
October 31, 2010	25.85	.64	8.62	9.26	(.59)	—	—
October 31, 2009	26.30	.59	(.47)	.12	(.57)	—	—
October 31, 2008	51.42	.60	(19.49)	(18.89)	(.55)	(5.64)	(.04)
October 31, 2007	56.11	.20	.27	.47	(.34)	(4.82)	—
Class E
October 31, 2011	35.26	.50	(1.38)	(.88)	(.80)	—	—
October 31, 2010	26.38	.88	8.81	9.69	(.81)	—	—
October 31, 2009	26.84	.73	(.46)	.27	(.73)	—	—
October 31, 2008	52.36	.89	(19.87)	(18.98)	(.84)	(5.64)	(.06)
October 31, 2007	56.95	.62	.28	.90	(.67)	(4.82)	—
Class S
October 31, 2011	35.77	.60	(1.41)	(.81)	(.88)	—	—
October 31, 2010	26.76	.98	8.93	9.91	(.90)	—	—
October 31, 2009	27.19	.80	(.44)	.36	(.79)	—	—
October 31, 2008	52.94	1.02	(20.12)	(19.10)	(.94)	(5.64)	(.07)
October 31, 2007	57.53	.75	.28	1.03	(.80)	(4.82)	—
Class Y
October 31, 2011	35.76	.67	(1.40)	(.73)	(.95)	—	—
October 31, 2010	26.75	1.04	8.92	9.96	(.95)	—	—
October 31, 2009	27.19	.86	(.48)	.38	(.82)	—	—
October 31, 2008(4)	38.52	(.32)	(10.79)	(11.11)	(.20)	—	(.02)

See accompanying notes which are an integral part of the financial statements.

422	Financial Highlights

$ Distributions In Excess(i)	$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.04)	(.85)	33.52	(2.51)	25,724	1.36	1.36	1.44	69
—	(.82)	35.24	37.23	25,564	1.34	1.34	2.83	141
—	(.73)	26.38	2.10	16,370	1.34	1.34	3.45	118
—	(6.56)	26.79	(39.97)	15,978	1.34	1.34	2.30	66
—	(.69)	52.29	(7.70)	7,868	1.33	1.32	.35	70

(.03)	(.58)	32.83	(3.28)	43,207	2.11	2.11	.67	69
—	(.59)	34.52	36.24	53,155	2.09	2.09	2.08	141
—	(.57)	25.85	1.21	45,163	2.09	2.09	2.74	118
—	(6.23)	26.30	(40.42)	51,273	2.09	2.09	1.56	66
—	(5.16)	51.42	.56	98,745	2.08	2.07	.38	70

(.04)	(.84)	33.54	(2.51)	35,132	1.36	1.36	1.43	69
—	(.81)	35.26	37.22	38,484	1.34	1.34	2.79	141
—	(.73)	26.38	1.95	36,262	1.34	1.34	3.32	118
—	(6.54)	26.84	(39.99)	32,758	1.34	1.34	2.29	66
—	(5.49)	52.36	1.33	51,299	1.33	1.32	1.13	70

(.05	(.93)	34.03	(2.28)	1,107,094	1.11	1.11	1.68	69
—	(.90)	35.77	37.58	1,168,039	1.09	1.09	3.08	141
—	(.79)	26.76	2.26	1,013,787	1.09	1.09	3.59	118
—	(6.65)	27.19	(39.83)	884,480	1.09	1.09	2.57	66
—	(5.62)	52.94	1.57	2,126,802	1.08	1.07	1.38	70

(.05)	(1.00)	34.03	(2.10)	376,191	.93	.93	1.86	69
—	(.95)	35.76	37.83	399,759	.91	.91	3.28	141
—	(.82)	26.75	2.40	551,981	.91	.91	3.86	118
—	(.22)	27.19	(28.98)	470,552	1.01	1.01	(10.48)	66

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	423

Russell Investment Company

Russell Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Russell Money Market Fund
Class A
October 31, 2011	1.0000	.0001	.0008	.0009	(.0009)	—	—
October 31, 2010	1.0000	.0005	(.0005)	—	— (f)	—	—
October 31, 2009	1.0000	.0052	(.0010)	.0042	(.0042)	—	—
October 31, 2008	1.0000	.0324	.0016	.0340	(.0340)	—	—
October 31, 2007	1.0000	.0517	—	.0517	(.0517)	—	—
Class S
October 31, 2011	1.0000	—	.0009	.0009	(.0009)	—	—
October 31, 2010	1.0000	.0005	(.0005)	—	— (f)	—	—
October 31, 2009	1.0000	.0053	(.0004)	.0049	(.0049)	—	—
October 31, 2008	1.0000	.0344	.0007	.0351	(.0351)	—	—
October 31, 2007	1.0000	.0527	—	.0527	(.0527)	—	—

See accompanying notes which are an integral part of the financial statements.

424	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)		$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)		% Ratio of Net Investment Income to Average Net Assets(d)(e)		% Portfolio Turnover Rate(b)

(.0009)	1.0000	.09		64,191	.54	.13		—		—
— (f)	1.0000	.08	(h)	78,133	.44	.12	(h)	.05	(h)	—
(.0042)	1.0000	.42		166,150	.63	.31		.52		—
(.0340)	1.0000	3.45		415,233	.42	.26		3.24		—
(.0517)	1.0000	5.30		291,636	.40	.25		5.18		—

(.0009)	1.0000	.09		148,860	.54	.13		—		—
— (f)	1.0000	.08	(h)	260,604	.44	.12	(h)	.05	(h)	—
(.0049)	1.0000	.49		2,411,490	.55	.23		.53		—
(.0351)	1.0000	3.56		4,874,243	.32	.16		3.44		—
(.0527)	1.0000	5.40		5,429,652	.30	.15		5.27		—

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	425

Russell Investment Company

Russell Funds

Notes to Financial Highlights — October 31, 2011

(1)	For the period March 1, 2007 (commencement of operations) to October 31, 2007.
(2)	For the period October 22, 2007 (commencement of operations) to October 31, 2007.
(3)	For the period September 2, 2008 (commencement of operations) to October 31, 2008.
(4)	For the period September 26, 2008 (commencement of operations) to October 31, 2008.
(5)	For the period June 1, 2010 (commencement of operations) to October 31, 2010.
(6)	For the period July 1, 2010 (commencement of operations) to October 31, 2010.
(7)	For the period October 1, 2010 (commencement of operations) to October 31, 2010.
(a)	Average month-end shares outstanding were used for this calculation.
(b)	Periods less than one year are not annualized.
(c)	Total return for Class A does not reflect a front-end sales charge. If sales charges were included, the total return would be lower.
(d)	May reflect amounts waived and/or reimbursed by Russell Investment Management Company (“RIMCo”) and/or Russell Fund Services Company (“RFSC”), and for certain funds, custody credit arrangements.
(e)	The ratios for periods less than one year are annualized.
(f)	Less than $.01 per share.
(g)	For the Russell U.S. Quantitative Equity Fund, the respective annualized net expense ratios, not including the dividend and interest expense from short sales, were as follows:

For the period ended	Class A	Class C	Class E	Class I	Class S	Class Y
October 31, 2011
October 31, 2010	1.08%	1.83%	1.01%	0.75%	0.83%	0.65%
October 31, 2009	1.07%	1.81%	0.94%	0.69%	0.82%	0.64%
October 31, 2008	1.09%	1.84%	0.94%	0.71%	0.83%	0.65%
October 31, 2007	n/a	n/a	0.93%	0.68%	n/a	0.64%

(h)	For fiscal year 2010, expenses on the Russell Money Market Fund were over accrued on several categories. Adjustments to these estimates have been made and are reflected in this presentation. If adjustments had not been made, the expense ratios would have been higher and the net investment income and the total return would have been lower. Additionally, the Fund’s total return reflects a voluntary payment from an affiliate for realized losses. Excluding this reimbursement the Fund’s total return would have been 0.22% lower.
(i)	Distributions in excess of accumulated earnings and profits but not in excess of current earnings and profits computed on a tax basis.

See accompanying notes which are an integral part of the financial statements.

426	Notes to Financial Highlights

Russell Investment Company

Russell Funds

Notes to Financial Statements — October 31, 2011

1.	Organization

Russell Investment Company (the “Investment Company” or “RIC”) is a series investment company with 40 different investment portfolios referred to as Funds. These financial statements report on 19 of these Funds (each a “Fund” and collectively the “Funds”). The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operated as a Massachusetts business trust under a Second Amended and Restated Master Trust Agreement dated October 1, 2008 (“Master Trust Agreement”), as amended. The Investment Company’s Master Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

The Funds value portfolio securities according to Board-approved securities valuation procedures which include market and fair value procedures. Russell Money Market Fund securities are priced using the amortized cost method of valuation, as are debt obligation securities maturing within 60 days at the time of purchase, unless the Board determines that amortized cost does not represent market value of such money market fund securities or short-term debt obligations. The Board has delegated the responsibility for administration of the securities valuation procedures to Russell Fund Services Company (“RFSC”).

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires a separate disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1 — Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are non-active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, exchange traded funds and derivatives that are traded on a national securities exchange are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, bank notes and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads and default rates. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis and marked-to-market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows of

Notes to Financial Statements	427

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2011

each tranche, market-based yield spreads for each tranche, current market data and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in privately held investment funds will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 2 of the fair value hierarchy. The Funds have adopted the authoritative guidance under U.S. GAAP for estimating the fair value of investments in funds that have calculated NAV per share in accordance with the specialized accounting guidance for investment companies. Accordingly, while NAV per share of an investment may not be determinative of fair value, as defined by U.S. GAAP, the Funds estimate the fair value of an investment in a fund using the NAV per share of the investment (or its equivalent) without further adjustment as a practical expedient, if the NAV per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Financial over-the-counter derivative instruments are instruments such as foreign currency contracts, futures contracts, options contracts, or swap agreements that derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the NAV of Fund shares is determined may be reflected in the calculation of NAV for each applicable Fund when the Fund deems that the particular event or circumstance would materially affect such Fund’s NAV. Funds that invest primarily in frequently traded exchange-listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Although there are observable inputs assigned on a security level, prices are derived from factors using proprietary models or matrix pricing. For this reason, significant events will cause movement between Levels 1 and 2. Funds that invest in low-rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the U.S. securities market (defined in the fair value procedures as the movement by a single major U.S. index greater than a certain percentage) or other significant event; foreign market holidays if, on a daily basis, a Fund’s foreign exposure exceeds 20% in aggregate (all closed markets combined); a company development; a natural disaster; or an armed conflict.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

The NAV of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares, since foreign securities can trade on non-business days.

Level 3 Trading Assets and Trading Liabilities, at Fair Value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board and are categorized as Level 3 of the fair value hierarchy. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes). When RFSC applies fair valuation methods that use significant unobservable inputs to determine a Fund’s NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. Fair value pricing may require subjective determinations about the value of a security. While the securities valuation procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the process cannot guarantee that fair values determined by the Board or persons acting at their direction would accurately reflect the

428	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2011

price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

In 2011, the Financial Accounting Standards Board (“FASB”) issued an update to requirements relating to fair valuation measurements which represent amendments to achieve common fair value measurements and disclosure requirements in U.S. GAAP and International Financial Reporting Standards. The amendments are of two types: (i) those that clarify the FASB’s intent about the application of existing fair value measurements and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements.

The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011. Management does not believe the adoption of this update will have a material impact on the Funds’ financial statements.

Investment Transactions

Investment transactions are reflected as of the trade date for financial reporting purposes. This may cause the NAV stated in the financial statements to be different from the NAV at which shareholders may transact. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost incurred by each money manager within a particular Fund.

Investment Income

Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon thereafter as the Funds are informed of the ex-dividend date. Interest income is recorded daily on the accrual basis. The fixed income funds classify gains and losses realized on prepayments received on mortgage-backed securities as an adjustment to interest income. All premiums and discounts, including original issue discounts, are amortized/accreted using the effective interest method.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

Each Fund qualifies as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and intends to distribute all of its taxable income and capital gains. Therefore, no federal income tax provision is required for the Funds.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund derives at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (the “IRS”) has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under sub-chapter M of the Code. As such, the Russell Commodity Strategies Fund’s ability to utilize commodity-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income. In a subsequent revenue ruling, the IRS concluded that income from alternative investment instruments that create commodity exposure may be considered qualifying income under the Code. The IRS has also issued private letter rulings to other taxpayers in which they specifically concluded that income derived from an investment in a wholly-owned subsidiary will constitute qualifying income, even if the subsidiary itself owns commodity-linked swaps. Although those private letter rulings can be relied on only by the taxpayers to whom they were issued, based on the reasoning in such rulings, the Russell Commodity Strategies Fund gains exposure to the commodity markets primarily through investments in the Russell Cayman Commodity Strategies Fund Ltd. The Russell Commodity Strategies Fund has also requested its own such private letter ruling, although the IRS currently has suspended the issuance of such rulings pending further internal review. There can be no assurance that the IRS will issue the requested ruling to the Russell Commodity Strategies Fund, or that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income.

The Funds comply with the authoritative guidance for uncertainty in income taxes which requires management to determine whether a tax position of the Funds is more likely than not to be sustained upon examination, including resolution of any related

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appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management determined that no accruals need to be made in the financial statements due to uncertain tax positions. Management continually reviews and adjusts its liability for income taxes based on analyses of tax laws and regulations, as well as their interpretations, and other relevant factors.

Each Fund files a U.S. tax return. At October 31, 2011, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending October 31, 2008 through October 31, 2010, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

For all Funds, income dividend and capital gain distributions, if any, are recorded on the ex-dividend date. Income dividend distributions are generally declared and paid according to the following schedule:

Declared	Payable	Funds
Monthly	Monthly	Russell Money Market Fund

Monthly	Early in the following month	Russell Strategic Bond, Russell Investment Grade Bond, Russell Short Duration Bond and Russell Tax Exempt Bond Funds

Quarterly	April, July, October and December	Russell U.S. Core Equity, Russell U.S. Quantitative Equity, Russell U.S. Value, Russell Global Infrastructure and Russell Global Real Estate Securities Funds

Annually	Mid-December	Russell U.S. Growth, Russell U.S. Small & Mid Cap, Russell International Developed Markets, Russell Global Equity, Russell Emerging Markets, Russell Tax-Managed U.S. Large Cap, Russell Tax-Managed U.S. Mid & Small Cap, Russell Global Opportunistic Credit and Russell Commodity Strategies Funds

Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and U.S. GAAP primarily relate to investments in options, futures, forward contracts, swap contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, certain securities sold at a loss and capital loss carryforwards.

Expenses

The Funds pay their own expenses other than those expressly assumed by Russell Investment Management Company (“RIMCo”) or RFSC. Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

Class Allocation

Each of the Funds presented herein may offer certain of the following classes of shares: Class A, Class C, Class E, Class I, Class S and Class Y. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable transfer agent fees, distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), investment income and expenses, with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts and transactions of the Funds are translated into U.S. dollars on the following basis:

(a)	Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

(b)	Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

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Net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in the exchange rates.

The Funds do not isolate that portion of the results of operations of the Funds that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes, the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

Capital Gains Taxes

The Russell International Developed Markets, Russell Global Equity, Russell Emerging Markets, Russell Global Opportunistic Credit, Russell Global Infrastructure and Russell Global Real Estate Securities Funds may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which they invest. The Funds may record a deferred tax liability with respect to the unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at October 31, 2011. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statements of Assets and Liabilities. The amounts related to capital gains and repatriation taxes are included in net realized gain (loss) on investments in the Statements of Operations for the following Funds:

	Deferred Tax Liability	Capital Gains Taxes

Russell International Developed Markets Fund	$1	$—
Russell Global Equity Fund	48,703	15,768
Russell Emerging Markets Fund	1,308,527	—
Russell Global Infrastructure Fund	13,124	4,465
Russell Global Real Estate Securities Fund	37,094	—

Derivatives

To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds’ Prospectuses and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps and forwards. These instruments offer unique characteristics and risks that facilitate Funds’ investment strategies.

The Funds typically use derivatives in three ways: exposing cash reserves to markets, hedging and return enhancement. In addition, certain Funds may enter into foreign exchange contracts for trade settlement purposes. The Funds, other than the Russell Tax Exempt Bond Fund, Russell Commodity Strategies Fund, and Russell Money Market Fund, may pursue their strategy of being fully invested by exposing cash reserves to the performance of appropriate markets by purchasing securities and/or derivatives. This is intended to cause the Funds to perform as though cash reserves were actually invested in those markets. Hedging may also be used by certain Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund, including using derivatives as a substitute for holding physical bonds, and using them to express various macro views (e.g., interest rate movements, currency movements, and macro credit strategies). By purchasing certain instruments, the Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks include, but are not limited to, market risk, liquidity risk, counterparty risk, basis risk, reinvestment risk, political risk, prepayment risk, extension risk and credit risk.

The effects of derivative instruments, categorized by risk exposure, on the Statement of Assets and Liabilities and the Statement of Operations, for the period ended October 31, 2011, if applicable, are disclosed in the Fair Value of Derivative Instruments presentation following each applicable Fund’s Schedule of Investments.

Foreign Currency Exchange Contracts

In connection with investment transactions consistent with the Funds’ investment objectives and strategies, certain Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts (“FX contracts”). From time to time, certain Funds may enter into FX contracts to hedge certain foreign currency-denominated assets. FX contracts are

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recorded at market value. Certain risks may arise upon entering into these FX contracts from the potential inability of counterparties to meet the terms of their FX contracts and are generally limited to the amount of unrealized gain on the FX contracts, if any, that are disclosed in the Statements of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions.

For the period ended October 31, 2011, the following Funds entered into foreign currency exchange contracts primarily for the strategies listed below:

Funds	Strategies
Russell International Developed Markets Fund	Return enhancement, hedging, exposing cash reserves to markets and trade settlement
Russell Global Equity Fund	Exposing cash reserves to markets and trade settlement
Russell Emerging Markets Fund	Exposing cash reserves to markets and trade settlement
Russell Global Opportunistic Credit Fund	Return enhancement and hedging
Russell Strategic Bond Fund	Return enhancement and hedging
Russell Investment Grade Bond Fund	Return enhancement and hedging
Russell Short Duration Bond Fund	Return enhancement and hedging
Russell Global Infrastructure Fund	Exposing cash reserves to markets and trade settlement
Russell Global Real Estate Securities Fund	Exposing cash reserves to markets and trade settlement

The Funds’ foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following tables illustrate the quarterly volume of foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD.

	Outstanding Contract Amounts Bought
Quarter Ended	January 31, 2011	April 30, 2011	July 31, 2011	October 31, 2011

Russell International Developed Markets Fund	$1,253,817,273	$1,336,903,533	$1,275,668,657	$1,183,093,525
Russell Global Equity Fund	262,507,251	305,180,091	230,466,588	230,071,423
Russell Emerging Markets Fund	11,230,101	3,657,564	8,810,882	4,321,487
Russell Global Opportunistic Credit Fund	74,748,596	110,287,277	146,942,914	121,009,419
Russell Strategic Bond Fund	1,585,716,763	3,615,182,949	3,943,284,113	2,243,556,069
Russell Investment Grade Fund	72,316,620	102,010,489	107,945,031	109,116,955
Russell Short Duration Fund	109,790,132	130,975,815	151,402,022	179,354,930
Russell Global Infrastructure Fund	82,398,503	93,859,378	94,229,142	82,058,975
Russell Global Real Estate Securities Fund	11,832,609	7,471,285	12,161,816	76,596,444

	Outstanding Contract Amounts Sold
Quarter Ended	January 31, 2011	April 30, 2011	July 31, 2011	October 31, 2011

Russell International Developed Markets Fund	$1,240,823,103	$1,319,003,276	$1,283,269,278	$1,183,789,763
Russell Global Equity Fund	261,251,232	300,601,598	229,972,656	231,636,127
Russell Emerging Markets Fund	11,178,113	3,664,572	8,832,572	4,296,705
Russell Global Opportunistic Credit Fund	77,977,242	113,410,670	147,177,495	123,802,276
Russell Strategic Bond Fund	2,542,650,741	2,768,669,125	2,096,216,766	1,269,216,278
Russell Investment Grade Fund	71,755,209	100,167,978	107,607,398	110,534,757
Russell Short Duration Fund	109,525,074	129,196,612	151,995,045	181,100,258
Russell Global Infrastructure Fund	82,045,089	92,787,694	94,066,747	81,972,810
Russell Global Real Estate Securities Fund	11,808,553	65,450,974	57,767,156	97,039,973

Options

The Funds may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. The Funds may also purchase and sell call and put options on foreign currencies. The domestic equity Funds may utilize options to expose cash reserves to markets.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security.

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is

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extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments on the Statements of Operations.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

A Fund may enter into a swaption (swap option). In a swaption, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in a Fund’s Statement of Assets and Liabilities.

For the period ended October 31, 2011, the Funds purchased/sold options primarily for the strategies listed below:

Funds	Strategies
Russell Strategic Bond Fund	Return enhancement and hedging
Russell Investment Grade Bond Fund	Return enhancement and hedging
Russell Short Duration Bond Fund	Return enhancement and hedging

The Funds’ options contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the quarterly volume of options contracts. For purpose of this disclosure, volume is measured by contracts outstanding at period end.

	Number of Options Contracts Outstanding
Quarter Ended	January 31, 2011	April 30, 2011	July 31, 2011	October 31, 2011

Russell Strategic Bond Fund	1,062	698	933	211
Russell Investment Grade Bond Fund	700	453	691	522
Russell Short Duration Bond Fund	563	322	322	80

Futures Contracts

The Funds may invest in futures contracts (i.e., interest rate, foreign currency and index futures contracts) to a limited extent. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are typically required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

For the period ended October 31, 2011, the following Funds entered into future contracts primarily for the strategies listed below:

Funds	Strategies
Russell U.S. Core Equity Fund	Exposing cash reserves to markets
Russell U.S. Quantitative Equity Fund	Exposing cash reserves to markets
Russell U.S. Growth Fund	Exposing cash reserves to markets
Russell U.S. Value Fund	Exposing cash reserves to markets
Russell U.S. Small & Mid Cap Fund	Exposing cash reserves to markets
Russell International Developed Markets Fund	Return enhancement and exposing cash reserves to markets
Russell Global Equity Fund	Exposing cash reserves to markets
Russell Emerging Markets Fund	Exposing cash reserves to markets
Russell Tax-Managed U.S. Large Cap Fund	Exposing cash reserves to markets
Russell Tax-Managed U.S. Mid & Small Cap Fund	Exposing cash reserves to markets
Russell Strategic Bond Fund	Return enhancement, hedging, and exposing cash reserves to markets
Russell Investment Grade Bond Fund	Return enhancement, hedging, and exposing cash reserves to markets
Russell Short Duration Bond Fund	Return enhancement, hedging, and exposing cash reserves to markets
Russell Commodity Strategies Fund	Return enhancement
Russell Global Infrastructure Fund	Exposing cash reserves to markets
Russell Global Real Estate Securities Fund	Exposing cash reserves to markets

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The Funds’ future contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following tables illustrate the quarterly volume of future contracts. For the purpose of disclosure, volume is measured by contracts outstanding at period end.

	Number of Futures Contracts Outstanding
Quarter Ended	January 31, 2011	April 30, 2011	July 31, 2011	October 31, 2011

Russell U.S. Core Equity Fund	2,887	3,430	2,971	2,283
Russell U.S. Quantitative Equity Fund	847	1,139	480	764
Russell U.S. Growth Fund	64	61	54	67
Russell U.S. Value Fund	83	48	61	68
Russell U.S. Small & Mid Cap Fund	893	703	598	764
Russell International Developed Markets Fund	6,962	8,171	8,047	8,875
Russell Global Equity Fund	2,008	2,158	1,671	2,264
Russell Emerging Markets Fund	4,268	3,783	2,815	3,328
Russell Tax Managed U.S. Large Cap Fund	201	290	308	322
Russell Tax Managed U.S. Mid & Small Cap Fund	122	85	46	117
Russell Strategic Bond Fund	13,306	17,150	22,625	14,847
Russell Investment Grade Bond Fund	2,502	4,034	4,192	2,504
Russell Short Duration Bond Fund	1,605	1,958	3,475	2,202
Russell Global Infrastructure Fund	437	535	379	750
Russell Commodity Strategies Fund	1,082	1,006	1,646	754
Russell Global Real Estate Securities Fund	—	—	—	663

As of October 31, 2011, the Funds had cash collateral balances in connection with futures contracts purchased (sold) as follows:

	Cash Collateral for Futures	Due to Broker

Russell U.S. Core Equity Fund	$20,000,000	$—
Russell U.S. Quantitative Equity Fund	7,500,000	—
Russell U.S. Growth Fund	320,000	—
Russell U.S. Value Fund	335,000	—
Russell U.S. Small & Mid Cap Fund	5,800,000	—
Russell International Developed Markets Fund	51,833,998	350,000
Russell Global Equity Fund	10,100,000	—
Russell Emerging Markets Fund	7,300,000	—
Russell Tax-Managed U.S. Large Cap Fund	2,205,000	—
Russell Tax-Managed U.S. Mid & Small Cap Fund	760,000	—
Russell Strategic Bond Fund	2,388,651	—
Russell Investment Grade Bond Fund	1,050,800	—
Russell Short Duration Bond Fund	176,000	—
Russell Global Infrastructure Fund	3,700,000	—
Russell Global Real Estate Securities Fund	2,400,000	—

Swap Agreements

The Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. When a Fund engages in a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

Certain Funds may enter into several different types of agreements including interest rate, credit default, commodity-linked (Russell Commodity Strategies Fund only), index (total return) and currency swaps. The Funds may enter into index swap agreements to expose cash reserves to markets or to effect investment transactions consistent with those Funds’ investment objectives and strategies. Interest rate swaps are a counterparty agreement, can be customized to meet each party’s needs, and involve the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are an agreement where two parties exchange specified amounts of different currencies which are followed by each paying the other a series of interest payments that are based on the principal cash flow. At maturity the principal amounts are returned. Credit default swaps are a counterparty agreement which allows the transfer of third party credit risk (the possibility that an issuer will default on their obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments.

The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date or for return

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enhancement. The net amount of the excess, if any, of the Funds’ obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be segregated. To the extent that the Funds enter into swaps on other than a net basis, the amount earmarked on the Funds’ records will be the full amount of the Funds’ obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction.

A Fund may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The market for swap agreements is largely unregulated. The Funds may enter into swap agreements with counterparties that meet RIMCo’s credit quality limitations. The Funds will not enter into any swap unless the counterparty has a minimum senior unsecured credit rating or long term counterparty credit rating, including reassignments, of A- or better as defined by Standard & Poor’s or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) at the time of entering into such transaction.

Swap agreements generally are entered into by “eligible contract participants” and in compliance with certain other criteria necessary to render them excluded from regulation under the Commodity Exchange Act (“CEA”) and, therefore not subject to regulation as futures or commodity option transactions under the CEA.

As of October 31, 2011, the Funds had cash collateral balances in connection with swap contracts purchased (sold) as follows:

	Cash Collateral for Swaps	Due to Broker

Russell Emerging Markets Fund	8,000,000	—
Russell Global Opportunistic Credit Fund	2,348,000	1,018,000
Russell Strategic Bond Fund	20,023,239	11,801,924
Russell Investment Grade Bond Fund	1,411,000	1,860,000
Russell Short Duration Bond Fund	—	875,000
Russell Commodity Strategies Fund	13,679,719	9,830,000
Russell Global Real Estate Securities Fund	2,572,614	1,235,000

Credit Default Swaps

The fixed income funds may enter into credit default swaps. A credit default swap can refer to corporate issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. The fixed income funds may act as either the buyer or the seller of a credit default swap involving one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that the fixed income funds may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, the fixed income funds may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. In an unhedged credit default swap, the fixed income funds enter into a credit default swap without owning the underlying asset or debt issued by the reference entity. Credit default swaps allow the fixed income funds to acquire or reduce credit exposure to a particular issuer, asset or basket of assets.

As the seller of protection in a credit default swap, a fixed income fund would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the counterparty in the event of a default (or other specified credit event); the counterparty would be required to surrender the reference debt obligation. In return, the fixed income fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the fixed income fund would keep the stream of payments and would have no payment obligations. As a seller of protection, the fixed income fund would effectively add leverage to its portfolio because in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap.

Each fixed income fund may also purchase protection via credit default swap contracts in order to offset the risk of default of debt securities held in its portfolio, in which case the fixed income fund would function as the counterparty referenced in the preceding paragraph.

If a credit event occurs on a corporate issue and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The fixed income funds may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the fixed income funds own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default.

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Unlike credit default swaps on corporate issues, deliverable obligations for credit default swaps on asset-backed securities in most instances are limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write-down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. The fixed income funds may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default (or other defined credit events).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Traders may use credit default swaps on indices to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end are disclosed in the Schedules of Investments and generally serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default (or other defined credit event) for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of entering into a credit default swap and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that a fixed income fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31, 2011 for which a fixed income fund is the seller of protection are disclosed in the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a fixed income fund for the same referenced entity or entities.

Credit default swaps could result in losses if the fixed income funds do not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the fixed income funds had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity and counterparty risk. A fixed income fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, a fixed income fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by a fixed income fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the fixed income fund.

If the creditworthiness of a fixed income fund’s swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fixed income fund. To limit the counterparty risk involved in swap agreements, the fixed income funds will only enter into swap agreements with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the fixed income funds will be able to do so, the fixed income funds may be able to reduce or eliminate their exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The fixed income funds may have limited ability to eliminate their exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

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Notes to Financial Statements, continued — October 31, 2011

For the period ended October 31, 2011, the Funds entered into credit default swaps primarily for the strategies listed below:

Funds	Strategies
Russell Global Opportunistic Credit Fund	Return enhancement, hedging and exposing cash reserves to markets
Russell Strategic Bond Fund	Return enhancement and hedging
Russell Investment Grade Bond Fund	Return enhancement and hedging
Russell Short Duration Bond Fund	Return enhancement and hedging

The Funds’ credit default contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the quarterly volume of credit default swap contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding.

	Credit Default Swap Notional Amounts Outstanding
Quarter Ended	Russell Strategic Bond Fund	Russell Investment Grade Bond Fund	Russell Short Duration Bond Fund	Russell Global Opportunistic Credit Fund

January 31, 2011	296,082,911	68,825,693	53,964,499	24,000,000
April 30, 2011	315,982,911	68,016,960	55,564,499	34,000,000
July 31, 2011	715,552,911	94,736,834	109,264,499	34,000,000
October 31, 2011	695,237,911	93,714,997	105,064,499	15,000,000

Interest Rate Swaps

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a money manager using this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund might diminish compared to what it would have been if this investment technique were not used.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Funds are contractually obligated to make. If the other party to an interest rate swap defaults, the Funds’ risk of loss consists of the net amount of interest payments that the Funds are contractually entitled to receive. Since interest rate swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their rights to receive interest on their portfolio securities and their rights and obligations to receive and pay interest pursuant to interest rate swaps.

For the period ended October 31, 2011, the Funds entered into interest rate swaps primarily for the strategies listed below:

Funds	Strategies
Russell Global Opportunistic Credit Fund	Return enhancement and hedging
Russell Strategic Bond Fund	Return enhancement and hedging
Russell Investment Grade Bond Fund	Return enhancement and hedging
Russell Short Duration Bond Fund	Return enhancement and hedging

The Funds’ interest rate swaps contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the quarterly volume of interest rate swaps contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding.

	Interest Rate Swap Notional Amounts Outstanding
Quarter Ended	Russell Strategic Bond Fund	Russell Investment Grade Bond Fund	Russell Short Duration Bond Fund	Russell Global Opportunistic Credit Fund

January 31, 2011	63,826,619,000	102,931,000	78,400,000	22,250,000
April 30, 2011	78,372,989,000	112,831,000	78,400,000	—
July 31, 2011	16,895,326,000	143,776,000	133,600,000	—
October 31, 2011	1,852,565,000	113,770,000	97,100,000	—

Index Swaps

Certain Funds may enter into index swap agreements to expose cash reserves to markets or to effect investment transactions consistent with these Funds’ investment objectives and strategies. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).

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For the period ended October 31, 2011, the Funds entered into index swaps primarily for the strategies listed below:

Funds	Strategies
Russell Emerging Markets Fund	Exposing cash reserves to markets
Russell Global Opportunistic Credit Fund	Exposing cash reserves to markets
Russell Investment Grade Bond Fund	Return enhancement
Russell Commodity Strategies Fund	Return enhancement and gain exposure to the commodity futures markets
Russell Global Real Estate Securities Fund	Exposing cash reserves to market

The Funds’ index swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the quarterly volume of index swap contracts. For the purpose of this disclosure, volume is measure by notional amount outstanding.

	Index Swap Notional Amounts Outstanding
Quarter Ended	Russell Emerging Markets Fund	Russell Investment Grade Bond Fund	Russell Commodity Strategies Fund	Russell Global Opportunistic Credit Fund	Russell Global Real Estate Securities Fund

January 31, 2011	47,972,382	1,391,480	1,169,064,400	15,279,000	—
April 30, 2011	45,167,501	1,821,949	1,338,883,062	20,000,000	—
July 31, 2011	31,671,664	6,633,893	1,309,622,198	10,216,250	—
October 31, 2011	34,170,527	3,478,041	1,224,325,442	12,000,000	10,196,063

Commodity-Linked Derivatives

The Russell Commodity Strategies Fund invests in commodity-linked derivative instruments, such as swap agreements and futures. At least part of their value is derived from the value of an underlying commodity index, commodity futures contract, index or other readily measurable economic variable. The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, historically debt securities have tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, historically the prices of certain commodities, such as oil and metals, have tended to increase. Of course, there cannot be any guarantee that derivative instruments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities.

ISDA Master Agreements

The Funds are parties to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties that govern transactions in over-the-counter derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

Loan Agreements

The Russell Global Opportunistic Credit, Russell Strategic Bond, Russell Investment Grade Bond and Russell Short Duration Bond Funds may invest in direct debt instruments, which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Funds’ investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt by the agent of payments from the borrower. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Funds may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Funds purchase assignments from agents they acquire direct rights against the borrower on the loan. As of October 31, 2011, the Funds had no unfunded loan commitments.

Participation Notes

Certain Funds may purchase participation notes, also known as participation certificates or participation interest notes. Participation notes are issued by banks or broker-dealers that are designed to replicate the performance of foreign

438	Notes to Financial Statements

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Notes to Financial Statements, continued — October 31, 2011 companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a frontier emerging market country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. There can be no assurance that there will be a trading market or that the trading price of a participation note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. The Fund relies on the creditworthiness of the counterparty issuing the participation note and has no rights against the issuer of the underlying security. The Fund minimizes this risk by entering into agreements only with counterparties that RIMCo deems creditworthy. Due to liquidity and transfer restrictions, the secondary markets on which the participation notes are traded may be less liquid than the markets for other securities, or may be completely illiquid.

Credit linked Notes

The Russell Global Opportunistic Credit Fund may purchase credit linked notes. Credit linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a “reference instrument”). In addition to the credit risk associated with the reference instrument and interest rate risk, the buyer and seller of a credit linked note or similar structured investment are subject to counterparty risk.

Short Sales

The Russell U.S. Quantitative Equity Fund may enter into short sale transactions. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund must return the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The making of short sales exposes the Fund to the risk of liability for the market value of the security that is sold (the amount of which increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.

Although the Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. When the Fund makes a short sale, the Fund may use all or a portion of the cash proceeds of short sales to purchase other securities or for any other permissible Fund purpose. To the extent necessary to meet collateral requirements, the Fund is required to pledge assets in a segregated account maintained by the Fund’s custodian for the benefit of the broker. The Fund also may use securities it owns to meet any such collateral obligations. Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current requirement under Regulation T promulgated by the Board of Governors of the Federal Reserve System under the authority of Sections 7 and 8 of the Securities Exchange Act of 1934, as amended; or (b) otherwise cover its short position in accordance with positions taken by the staff of the Securities and Exchange Commission (e.g., taking an offsetting long position in the security sold short). As of October 31, 2011, $653,097,639 was held as collateral.

Investments in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States’ markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

Repurchase Agreements

The fixed income funds and the Russell Money Market Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which a Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally within a few days or weeks). The resale price reflects an agreed upon interest rate effective for the period the security is held by the Fund and is unrelated to the interest rate on the security. The securities acquired by the Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of

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the repurchase agreement and must be held by the custodian bank until repurchased. A Fund will not invest more than 15% (10% in the case of the Russell Money Market Fund) of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Russell Money Market Fund will only enter into repurchase agreements collateralized by U.S. government or agency obligations.

Mortgage-Related and Other Asset-Backed Securities

Certain Funds may invest in mortgage or other asset-backed securities (“ABS”). These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of a Fund’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The quality and value of the underlying assets may decline, or default. This has become an increasing risk for collateral related to non-agency mortgages (e.g., sub-prime, Alternative A-paper (“Alt-A loans”)) and non-conforming mortgage loans, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund’s portfolio at the time the Fund receives the payments for reinvestment.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Through its investments in MBS, including those that are issued by private issuers, the Funds have exposure to agency mortgages, private non-agency mortgages (including those secured by subprime and Alt-A loans) and non-conforming loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or “SPVs”) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-agency MBS may offer higher yields than those issued by government agencies, but also may be subject to greater price changes than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike agency MBS issued or guaranteed by the U.S. government or a government-sponsored entity (e.g., Fannie Mae (the Federal National Mortgage Association) and Freddie Mac (the Federal Home Loan Mortgage Corporation)), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are

440	Notes to Financial Statements

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Notes to Financial Statements, continued — October 31, 2011 applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

ABS may include MBS, loans, receivables or other assets. The value of the Funds’ ABS may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the credit worthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of ABS, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying ABS have become an increasing risk for ABS that are secured by home equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.

ABS (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of ABS may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities.

Forward Commitments

The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a Fund’s investment strategies. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and may realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Funds in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be earmarked on the Fund’s records at the trade date and until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

A to be announced (“TBA”) security is a forward mortgage-backed securities trade which the Funds may invest in. The securities are purchased and sold on a forward commitment basis with an approximate principal amount and maturity date. The actual

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Notes to Financial Statements, continued — October 31, 2011 principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned. As of October 31, 2011, the Funds had cash collateral balances in connection with TBAs as follows:

Due to Broker

Russell Strategic Bond Fund	460,000
Russell Investment Grade Bond Fund	360,000
Russell Short Duration Bond Fund	340,000

Inflation-Indexed Bonds

Fixed income funds may invest in inflation-indexed securities, which are typically bonds or notes designed to provide a return higher than the rate of inflation (based on a designated index) if held to maturity. A common type of inflation-indexed security is a U.S. Treasury Inflation-Protected Security, or TIPS. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index. When a TIPS matures, the adjusted principal or original principal is paid, whichever is greater. TIPS pay interest twice a year, at a fixed rate. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation.

Guarantees

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Market, Credit and Counterparty Risk

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may also be exposed to counterparty risk or risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the relevant assets recorded in the financial statements (the “Assets”). The Assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks with respect to the Assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. Certain Funds had direct holdings, swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuers, counterparties or guarantors at the time the relevant Lehman Brothers entities filed for protection or were placed in administration. The direct holdings and other derivative transactions associated with Lehman Brothers entities have been written down to their estimated recoverable values and incorporated as components of other receivables and liabilities on the Statements of Assets and Liabilities and net changes in the realized gain (loss) or unrealized appreciation (depreciation) on the Statements of Operations. The Funds have also utilized certain netting arrangements to offset payables and receivables of Lehman Brothers entities’ securities.

On November 4, 2011, creditors of Lehman Brothers Holdings Inc. and its affiliated chapter 11 debtors (collectively, “Lehman Brothers”) voted to accept the Third Amended Joint Chapter 11 Plan of Lehman Brothers dated August 31, 2011 (the “Plan”). The Bankruptcy Court confirmed the Plan on December 6, 2011. Creditors of Lehman Brothers expect to receive preliminary distributions in the first quarter of 2012. Pursuant to the Plan, there will be an initial distribution of “Available Cash” with semi-annual distributions on each March 30th and September 30th thereafter. Reserved amounts that become available (through claims being disallowed or reduced, litigation being resolved, or distributions not being collected) will be included as Available Cash for the subsequent semi-annual distributions. Distributions will be made only to claimants holding “Allowed Claims” as of the relevant distribution date. The date for final distributions to creditors of Lehman Brothers is unknown.

3.	Investment in Russell Cayman Commodity Strategies Fund Ltd.

Russell Cayman Commodity Strategies Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on March 5, 2010 and is currently a wholly-owned subsidiary of the Russell Commodity Strategy Fund (the “Fund”), both of which are advised by RIMCo. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and, as a result, will continue to control the Subsidiary. As of October 31, 2011, net assets of the Fund were $1,236,014,314 of which $261,002,854, or approximately 21%, represented the Fund’s ownership of the shares of the Subsidiary.

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Notes to Financial Statements, continued — October 31, 2011

The Russell Commodity Strategies Fund may invest up to 25% of its total assets in the Subsidiary, which may invest without limitation in commodity-linked derivative instruments, such as swaps and futures that provide exposure to the performance of commodities markets. The Subsidiary may also invest in fixed income securities. The Russell Commodity Strategies Fund’s Schedule of Investments has been consolidated and includes the accounts of both the Russell Commodity Strategies Fund and the Subsidiary. All inter-company transactions and balances have been eliminated upon consolidation.

4.	Investment Transactions

Securities

During the period ended October 31, 2011, purchases and sales of investment securities (excluding U.S. Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

	Purchases	Sales

Russell U.S. Core Equity Fund	$3,495,433,252	$3,762,438,402
Russell U.S. Quantitative Equity Fund	3,982,530,309	4,371,177,392
Russell U.S. Growth Fund	112,539,225	147,443,016
Russell U.S. Value Fund	139,893,049	182,232,608
Russell U.S. Small & Mid Cap Fund	1,644,546,881	1,788,129,710
Russell International Developed Markets Fund	3,404,279,104	3,375,768,590
Russell Global Equity Fund	2,155,319,147	1,792,031,216
Russell Emerging Markets Fund	1,486,296,615	1,191,871,946
Russell Tax-Managed U.S. Large Cap Fund	236,287,100	233,639,489
Russell Tax-Managed U.S. Mid & Small Cap Fund	68,021,128	86,111,780
Russell Global Opportunistic Credit Fund	946,658,012	791,605,084
Russell Strategic Bond Fund	4,343,975,484	4,346,155,006
Russell Investment Grade Bond Fund	291,431,025	339,419,837
Russell Short Duration Bond Fund	636,416,574	270,431,475
Russell Tax Exempt Bond Fund	202,300,016	155,498,052
Russell Commodity Strategies Fund	302,606,000	273,746,000
Russell Global Infrastructure Fund	1,291,693,389	1,072,727,671
Russell Global Real Estate Securities Fund	1,159,673,464	1,172,655,731

Purchases and sales of U.S. Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

	Purchases	Sales

Russell Strategic Bond Fund	13,466,865,648	12,449,239,202
Russell Investment Grade Bond Fund	2,707,996,059	2,800,233,556
Russell Short Duration Bond Fund	2,633,153,003	2,532,025,236
Russell Commodity Strategies Fund	878,545,553	893,171,508

Written Options Contracts

Transactions in written options contracts for the period ended October 31, 2011 for the following Funds were as follows:

	Russell Strategic Bond Fund
	Number of Contracts	Premiums Received

Outstanding October 31, 2010	351	$11,543,072
Opened	1,942	38,697,490
Closed	(957)	(36,606,739)
Expired	(1,126)	(7,796,693)

Outstanding October 31, 2011	210	$5,837,130

	Russell Investment Grade Bond Fund		Russell Short Duration Bond Fund
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received

Outstanding October 31, 2010	451	$1,827,938	53	$1,269,438
Opened	1,757	2,110,521	567	1,193,882
Closed	(985)	(889,084)	(245)	(140,461)
Expired	(810)	(1,206,723)	(295)	(1,203,916)

Outstanding October 31, 2011	413	$1,842,652	80	$1,118,943

Notes to Financial Statements	443

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2011

Securities Lending

The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of each Fund’s total assets. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government Agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral is invested by the securities lending agent, State Street Bank and Trust Company (“State Street”), in short-term instruments, pooled collateral vehicles that invest in short term instruments, money market mutual funds and other short-term investments that meet certain quality and diversification requirements. The collateral received is recorded on a lending Fund’s Statement of Assets and Liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders’ fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund the next day. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be creditworthy by State Street.

Each Fund that participates in the securities lending program has most of the cash collateral invested in the Russell U.S. Cash Collateral Fund, an unregistered fund advised by RIMCo. Prior to December 3, 2010, the Funds that participated in securities lending had a portion of their cash collateral invested in the State Street Securities Lending Quality Trust Fund (“SLQT”), a securities lending cash collateral vehicle. On December 3, 2010, the Funds redeemed in-kind out of SLQT, realizing certain losses as a result of such redemption, and proceeds of the redemption were invested in the RIC Liquidating Trust, an unregistered fund managed by State Street.

As of October 31, 2011, the non-cash collateral pledged for the securities on loan in the following funds was as follows:

	Non-Cash Collateral Value	Non-Cash Collateral Holding

Russell U.S. Core Equity Fund	$393,471	Pool of U.S. Government Securities
Russell U.S. Value Fund	88,690	Pool of U.S. Government Securities
Russell U.S. Small & Mid Cap Fund	6,522,304	Pool of U.S. Government Securities
Russell International Developed Markets Fund	10,356,687	Pool of U.S. Government Securities
Russell Global Equity Fund	14,777,005	Pool of U.S. Government Securities
Russell Emerging Markets Fund	13,108,685	Pool of U.S. Government Securities
Russell Tax-Managed U.S. Large Cap Fund	1,315,315	Pool of U.S. Government Securities
Russell Tax-Managed U.S. Mid & Small Cap Fund	124,968	Pool of U.S. Government Securities
Russell Strategic Bond Fund	820,633	Pool of U.S. Government Securities
Russell Global Infrastructure Fund	2,099,197	Pool of U.S. Government Securities

Custodian

The Funds have entered into arrangements with their custodian whereby custody credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ expenses. During the period ended October 31, 2011, the Funds’ custodian fees were reduced by the following amounts under these arrangements which are included in expense reductions on the Statements of Operations:

	Amount Paid		Amount Paid

Russell U.S. Core Equity Fund	$61	Russell Tax-Managed U.S. Mid & Small Cap Fund	$8
Russell U.S. Quantitative Equity Fund	39	Russell Global Opportunistic Credit Fund	399
Russell U.S. Growth Fund	2	Russell Strategic Bond Fund	6,450
Russell U.S. Value Fund	6	Russell Investment Grade Bond Fund	1,325
Russell U.S. Small & Mid Cap Fund	17	Russell Short Duration Bond Fund	446
Russell International Developed Markets Fund	259	Russell Tax Exempt Bond Fund	24
Russell Global Equity Fund	203	Russell Commodity Strategies Fund	298
Russell Emerging Markets Fund	457	Russell Global Infrastructure Fund	20
Russell Tax-Managed U.S. Large Cap Fund	10	Russell Global Real Estate Securities Fund	20

444	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2011

Brokerage Commissions

The Funds effect certain transactions through Recapture Services, division of BNY ConvergeEX Execution Solutions LLC (“BNY”) and its global network of correspondent brokers. BNY is a registered broker and is not an affiliate of the Funds or RIMCo. Trades placed through BNY and its correspondents are used (i) to obtain brokerage and research services for RIMCo to assist RIMCo in its investment decision-making process in its capacity as advisor to the Funds or (ii) to generate commission rebates to the Funds on whose behalf the trades were made. For purposes of trading to obtain brokerage and research services for RIMCo or to generate commission rebates to the Funds, the Funds’ money managers are requested to and RIMCo may, with respect to transactions it places, effect transactions with or through BNY and its correspondents or other brokers only to the extent that the money managers or RIMCo believe that the Funds will receive best execution. In addition, RIMCo recommends targets for the amount of trading that money managers allocate through BNY based upon asset class, investment style and other factors. Brokerage and research services provided to RIMCo by BNY or other brokers include, but are not limited to (1) advice either directly or indirectly through publications or writings as to the advisability of investing in, purchasing or selling securities and the availability of securities or of purchasers or sellers of securities; (2) analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and/or (3) services that are required in connection therewith. Research services will generally be obtained from unaffiliated third parties at market rates. Research provided to RIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within RIC and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients. In some cases, research may also be provided by other non-affiliated brokers.

BNY may also rebate to the Funds a portion of commissions earned on certain trading by the Funds through BNY and their correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable trades. Commission recapture is generated on the instructions of the Soft Money Commission once RIMCo’s research budget has been met, as determined annually in the Soft Money Commission budgeting process.

Additionally, the Funds paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to the adviser.

5.	Related Party Transactions, Fees and Expenses

Adviser and Administrator

RIMCo is the Funds’ adviser and RFSC, a wholly-owned subsidiary of RIMCo, is the Funds’ administrator and transfer agent. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides ongoing money manager research and trade placement services to RIC and RIMCo.

The Funds are permitted to invest their cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses) in the Russell U.S. Cash Management Fund, an unregistered Fund advised by RIMCo. As of October 31, 2011, the Funds have invested $2,757,264,100 in the Russell U.S. Cash Management Fund. In addition, a portion of the collateral received from the Investment Company’s securities lending program in the amount of $831,160,939 is invested in the Russell U.S. Cash Collateral Fund, an unregistered Fund advised by RIMCo.

The advisory and administrative fees specified in the table below are based upon the average daily net assets of each Fund and are payable monthly.

	Annual Rate
Funds	Adviser	Administrator*
Russell U.S. Core Equity Fund	0.55%	.05%
Russell U.S. Quantitative Equity Fund	0.55	.05
Russell U.S. Growth Fund	0.80	.05
Russell U.S. Value Fund	0.70	.05
Russell U.S. Small & Mid Cap Fund	0.70	.05
Russell International Developed Markets	0.70	.05
Russell Global Equity Fund	0.95	.05
Russell Emerging Markets Fund	1.15	.05
Russell Tax-Managed U.S. Large Cap Fund	0.70	.05
Russell Tax-Managed U.S. Mid & Small Cap Fund	0.98	.05
Russell Global Opportunistic Credit Fund	1.00	.05
Russell Strategic Bond Fund	0.50	.05
Russell Investment Grade Bond Fund	0.25	.05

Notes to Financial Statements	445

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2011

	Annual Rate
Funds	Adviser	Administrator*

Russell Short Duration Bond Fund	0.45%	.05%
Russell Tax Exempt Bond Fund	0.30	.05
Russell Commodity Strategies Fund	0.25	.05
Russell Global Infrastructure Fund	1.25	.05
Russell Global Real Estate Securities Fund	0.80	.05
Russell Money Market Fund	0.20	.05

*	Administrative fees may be less than .05% due to fee breakpoints implemented on July 1, 2011.

The following shows the respective totals for advisory and administrative fees for the period ended October 31, 2011.

	Advisory	Administrative

Russell U.S. Core Equity Fund	$22,298,899	$2,016,075
Russell U.S. Quantitative Equity Fund	16,304,261	1,479,571
Russell U.S. Growth Fund	668,902	41,806
Russell U.S. Value Fund	809,843	57,846
Russell U.S. Small & Mid Cap Fund	10,823,389	773,099
Russell International Developed Markets Fund	34,366,215	2,436,485
Russell Global Equity Fund	25,673,551	1,349,829
Russell Emerging Markets Fund	21,050,811	915,253
Russell Tax-Managed U.S. Large Cap Fund	2,956,530	211,181
Russell Tax-Managed U.S. Mid & Small Cap Fund	1,523,818	77,746
Russell Global Opportunistic Credit Fund	7,289,867	364,493
Russell Strategic Bond Fund	37,459,110	3,723,174
Russell Investment Grade Bond Fund	4,067,055	813,411
Russell Short Duration Bond Fund	4,301,073	477,897
Russell Tax Exempt Bond Fund	1,688,569	281,428
Russell Commodity Strategies Fund	18,474,251	738,899
Russell Global Infrastructure Fund	9,634,063	385,362
Russell Global Real Estate Securities Fund	13,607,088	850,443
Russell Money Market Fund	559,110	139,812

For the Russell U.S. Growth Fund, RIMCo has contractually agreed, at least until February 29, 2012, to waive up to the full amount of its 0.80% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.98% of the average daily net assets of that Fund on an annual basis. This waiver may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Russell U.S. Growth Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund or extraordinary expenses. The total amount of the waiver for the period ended October 31, 2011 was $191,501. There were no reimbursements for the period ended October 31, 2011.

For the Russell U.S. Value Fund, RIMCo is currently waiving 0.05% of its 0.70% advisory fee. The total amount waived for the period ended October 31, 2011 was $25,983.

For the Russell Tax-Managed U.S. Mid & Small Cap Fund, RIMCo has contractually agreed, at least until February 29, 2012, to waive up to the full amount of its 0.98% advisory fees and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 1.10% of the average daily net assets of that Fund on an annual basis. This waiver may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Russell Tax-Managed U.S. Mid & Small Cap Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund or extraordinary expenses. The total amount of the waiver for the period ended October 31, 2011 was $129,773. There were no reimbursements for the period ended October 31, 2011.

For the Russell Global Opportunistic Credit Fund, RIMCo has contractually agreed, at least until February 29, 2012, to waive 0.27% of its 1.00% advisory fee. This waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended October 31, 2011 was $2,041,163.

For the Russell Strategic Bond Fund, RIMCo has contractually agreed, at least until February 29, 2012, to waive 0.01% of its 0.50% advisory fee. This waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended October 31, 2011 was $749,182.

446	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2011

For the Russell Short Duration Bond Fund, RIMCo has contractually agreed, at least until February 29, 2012, to waive 0.05% of its 0.45% advisory fee. This waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended October 31, 2011 was $477,897.

For the Russell Commodity Strategies Fund, RIMCo has contractually agreed, at least until February 29, 2012, to waive 0.25% of its 1.25% advisory fee. This waiver may not be terminated during the relevant period except with Board approval.

The Subsidiary pays RIMCo an advisory fee and pays RFSC an administrative fee at the annual rates of 1.25% and 0.05%, respectively, of its net assets (collectively, the “Subsidiary Fees”). Until February 29, 2012, RIMCo and RFSC have contractually agreed to waive all or a portion of the advisory fees and administrative fees paid by the Fund to RIMCo and RFSC, respectively, in an amount equal to the amount of the Subsidiary Fees received by RIMCo, if any.

These waivers may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended October 31, 2011 was $6,848,423.

For the Russell Global Infrastructure Fund, RIMCo has contractually agreed, at least until February 29, 2012, to waive 0.25% of its 1.25% advisory fee. This waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended October 31, 2011 was $2,620,465.

For the Russell Money Market Fund, RIMCo has contractually agreed, at least until February 29, 2012, to waive 0.15% of its 0.20% advisory fee. This waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended October 31, 2011 was $419,277.

To maintain certain net yields for any Class of Shares of the Russell Money Market Fund, RIMCo may temporarily and voluntarily waive, reduce or reimburse all or any portion of: (i) first, to the extent necessary, the Fund’s Transfer Agency Fee; (ii) second, to the extent necessary, the Fund’s Advisory Fee; and (iii) third, to the extent necessary, the Fund’s Administrative Fee; each waiver, reduction or reimbursement in an amount and for a period of time as determined by RIMCo.

RIMCo may recoup from the Russell Money Market Fund any portion of the Transfer Agency, Advisory or Administrative Fee waived, reduced or reimbursed (the “Reimbursement Amount”) pursuant to these arrangements during the previous 36 months, provided that such amount paid to RIMCo will not: 1) exceed 0.0049% of the class of the Fund’s average net assets; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to RIMCo; or 4) cause any class of the Fund to maintain a net negative yield. There is no guarantee that the Fund will maintain a positive net yield. As of October 31, 2011, the amount available for recoupment was $248,817.

RIMCo does not have the ability to recover amounts waived or reimbursed from previous periods except the recoupment referenced above.

Transfer and Dividend Disbursing Agent

RFSC serves as transfer agent and provides dividend disbursing services to the Funds. For this service, RFSC is paid a fee based upon the average daily net assets of the Funds for transfer agency and dividend disbursing services. RFSC retains a portion of this fee for services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. Transfer agency fees paid by the Funds presented herein for the period ended October 31, 2011 were as follows:

	Amount		Amount

Russell U.S. Core Equity Fund	$4,078,716	Russell Global Opportunistic Credit Fund	$662,031
Russell U.S. Quantitative Equity Fund	2,811,077	Russell Strategic Bond Fund	7,270,537
Russell U.S. Growth Fund	115,821	Russell Investment Grade Bond Fund	1,493,550
Russell U.S. Value Fund	177,772	Russell Short Duration Bond Fund	1,305,622
Russell U.S. Small & Mid Cap Fund	1,673,000	Russell Tax Exempt Bond Fund	1,013,141
Russell International Developed Markets Fund	4,723,456	Russell Commodity Strategies Fund	1,264,122
Russell Global Equity Fund	2,577,868	Russell Global Infrastructure Fund	741,748
Russell Emerging Markets Fund	2,402,545	Russell Global Real Estate Securities Fund	2,357,585
Russell Tax-Managed U.S. Large Cap Fund	760,251	Russell Money Market Fund	503,133
Russell Tax-Managed U.S. Mid & Small Cap Fund	279,885

Notes to Financial Statements	447

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2011

RFSC had contractually agreed to waive, through February 28, 2011, a portion of its transfer agency fees as follows:

Funds/Classes	Waivers		Funds/Classes	Waivers
Russell U.S. Core Equity Fund - Class E	0.10%		Russell Strategic Bond Fund - Class A, C & S	0.02%
Russell U.S. Quantitative Equity Fund - Class E	0.10		Russell Investment Grade Bond Fund - Class E	0.10
Russell U.S. Growth Fund - Class I	0.05		Russell Short Duration Bond Fund - Class A, C, E & S	0.08
Russell U.S. Small & Mid Cap Fund - Class E	0.10		Russell Tax Exempt Bond Fund - Class C, E & S	0.08
Russell International Developed Markets Fund - Class E	0.10		Russell Global Infrastructure Fund - Class A, C, E & S	0.02	*
Russell Tax-Managed U.S. Large Cap Fund - Class C, E & S	0.08		Russell Money Market Fund - Class A	0.01
Russell Tax-Managed U.S. Mid & Small Cap Fund - Class C, E & S	0.03		Russell Money Market Fund - Class S	0.12
Russell Global Opportunistic Credit Fund - Class A, C, E & S	0.09	*

*	RFSC had contractually agreed to waive at least through February 29, 2012.

Effective March 1, 2011, RFSC has contractually agreed to waive, at least through February 29, 2012, a portion of its transfer agency fees as follows:

Funds/Classes	Waivers	Funds/Classes	Waivers
Russell U.S. Core Equity Fund - Class E	0.07%	Russell Strategic Bond Fund - Class A, C & S	0.02%
Russell U.S. Quantitative Equity Fund - Class E	0.07	Russell Strategic Bond Fund - Class E	0.07
Russell U.S. Growth Fund - Class I	0.05	Russell Investment Grade Bond Fund - Class E	0.07
Russell U.S. Small & Mid Cap Fund - Class E	0.07	Russell Short Duration Bond Fund - Class A, C, E & S	0.08
Russell International Developed Markets Fund - Class E	0.07	Russell Tax Exempt Bond Fund - Class C, E & S	0.04
Russell Tax-Managed U.S. Large Cap Fund - Class C, E & S	0.04	Russell Global Infrastructure Fund - Class A, C, E & S	0.02
Russell Tax-Managed U.S. Mid & Small Cap Fund - Class C, E & S	0.03	Russell Money Market Fund - Class A	0.01
Russell Global Opportunistic Credit Fund - Class A, C, E & S	0.09	Russell Money Market Fund - Class S	0.12

For the period ended October 31, 2011, the total transfer agent fee waivers are as follows:

	Amount		Amount

Russell U.S. Core Equity Fund	$65,862	Russell Global Opportunistic Credit Fund	$322,870
Russell U.S. Quantitative Equity Fund	47,910	Russell Strategic Bond Fund	736,778
Russell U.S. Growth Fund	21,676	Russell Investment Grade Bond Fund	39,278
Russell U.S. Small & Mid Cap Fund	23,396	Russell Short Duration Bond Fund	575,657
Russell International Developed Markets Fund	76,131	Russell Tax Exempt Bond Fund	295,031
Russell Tax-Managed U.S. Large Cap Fund	222,812	Russell Global Infrastructure Fund	80,619
Russell Tax-Managed U.S. Mid & Small Cap Fund	46,466	Russell Money Market Fund	475,181

Contributions from Adviser

Fund reimbursements presented in the Statements of Changes in Net Assets include payments by RIMCo to certain Funds made during the period ended October 31, 2011 to compensate for fund share transactions relating to the valuation of a portfolio holding, the Securities Lending Quality Trust, a vehicle managed by State Street Global Advisors, in which the Funds invested cash collateral received in securities lending transactions. Other reimbursements included in the Statements of Operations relate to amounts for advisory fees paid indirectly by certain Funds to RIMCo that were invested in the U.S. Cash Management Fund for the period from September 1, 2010 to September 16, 2011.

Distributor and Shareholder Servicing

Russell Financial Services, Inc. (the “Distributor”), a wholly owned subsidiary of RIMCo, serves as a distributor for RIC, pursuant to the distribution agreement with RIC.

The Investment Company has a distribution plan pursuant to Rule 12b-1 (the “Plan”) under the Investment Company Act of 1940. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any selling agents, as defined in the Plan, for sales support services provided and related expenses incurred which were primarily intended to result in the sale of the Class A and Class C shares subject to the distribution plan. With the exception of the Russell Money Market Fund, the 12b-1 distribution payments shall not exceed 0.25% or 0.75% of the average daily net assets of a Fund’s Class A or Class C shares, respectively, on an annual basis. The 12b-1 distribution payments shall not exceed 0.15% of the Russell Money Market Fund’s average daily net assets of the Fund’s Class A shares on an annual basis.

To maintain a certain net yield for Class A shares of the Russell Money Market Fund, payments of the 12b-1 distribution fees on these shares have been temporarily suspended through December 31, 2011.

448	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2011

In addition, the Investment Company has adopted a Shareholder Services Plan (the “Services Plan”) under which the Funds may make payments to the Distributor or any servicing agent for any activities or expenses primarily intended to assist, support or service the servicing agents’ clients who beneficially own Class C or Class E shares of the Funds. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class C and Class E shares on an annual basis.

Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), these limitations are imposed at the class level of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by FINRA.

The aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A, Class C and Class E Shares of the Funds may not exceed 7.25%, 6.25% and 6.25%, respectively, of total gross sales, subject to certain exclusions.

For the period ended October 31, 2011, the Distributor retained the following amounts in sales charges:

Contingent Deferred Sales Charges	Class A Shares

Russell International Developed Markets Fund	$941
Russell Emerging Markets Fund	178
Russell Investment Grade Bond Fund	2,264
Russell Short Duration Bond Fund	2,284
Russell Commodity Strategies Fund	10,536

For the period ended October 31, 2011, the sales commissions paid to the selling agents for the sales of Class A shares were as follows:

	Aggregate Font-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor

Russell U.S. Core Equity Fund	$81,212	$14,548
Russell U.S. Quantitative Equity Fund	42,919	7,859
Russell U.S. Small & Mid Cap Fund	90,185	14,571
Russell International Developed Markets Fund	65,393	11,927
Russell Global Equity Fund	36,902	6,828
Russell Emerging Markets Fund	100,723	18,479
Russell Tax-Managed U.S. Large Cap Fund	19,100	3,530
Russell Tax-Managed U.S. Mid & Small Cap Fund	10,877	2,006
Russell Global Opportunistic Credit Fund	17,978	3,663
Russell Strategic Bond Fund	101,524	20,384
Russell Investment Grade Bond Fund	12,631	2,594
Russell Short Duration Bond Fund	42,464	8,552
Russell Tax Exempt Bond Fund	13,614	2,786
Russell Global Real Estate Securities Fund	116,897	19,412
Russell Commodity Strategies Fund	364,361	54,397
Russell Global Infrastructure Fund	93,770	15,413

Accrued Fees Payable to Affiliates

Accrued fees payable to affiliates for the period ended October 31, 2011 were as follows:

	Russell U.S. Core Equity Fund	Russell U.S. Quantitative Equity Fund	Russell U.S. Growth Fund	Russell U.S. Value Fund	Russell U.S. Small & Mid Cap Fund

Advisory Fees	$1,709,152	$1,279,761	$29,791	$46,947	$811,048
Administration Fees	152,916	115,833	2,655	3,611	57,932
Distribution Fees	44,368	34,726	3,286	5,089	20,789
Shareholder Servicing Fees	35,054	23,062	1,953	2,890	15,712
Transfer Agent Fees	323,385	231,612	6,734	12,073	127,891
Trustee Fees	25,020	21,196	558	938	8,148

	$2,289,895	$1,706,190	$44,977	$71,548	$1,041,520

Notes to Financial Statements	449

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2011

	Russell International Developed Markets Fund	Russell Global Equity Fund	Russell Emerging Markets Fund	Russell Tax- Managed U.S. Large Cap Fund	Russell Tax- Managed U.S. Mid & Small Cap Fund

Advisory Fees	$2,649,076	$2,074,042	$1,633,169	$244,470	$101,807
Administration Fees	185,081	108,966	71,007	17,462	5,926
Distribution Fees	38,972	10,742	27,212	6,314	4,369
Shareholder Servicing Fees	37,252	12,666	45,058	6,014	2,244
Transfer Agent Fees	376,707	217,184	191,258	49,529	18,196
Trustee Fees	37,010	7,276	5,601	1,781	751

	$3,324,098	$2,430,876	$1,973,305	$325,570	$133,293

	Russell Global Opportunistic Credit Fund	Russell Strategic Bond Fund	Russell Investment Grade Bond Fund	Russell Short Duration Bond Fund	Russell Tax Exempt Bond Fund
Advisory Fees	$456,737	$3,151,227	$359,537	$367,078	$150,876
Administration Fees	31,718	316,093	71,907	45,885	25,146
Distribution Fees	2,800	85,914	22,678	80,915	15,472
Shareholder Servicing Fees	3,673	54,074	17,042	30,433	11,085
Transfer Agent Fees	31,758	595,989	142,787	68,851	71,040
Trustee Fees	—	26,134	9,854	4,849	2,935

	$526,686	$4,229,431	$623,805	$598,011	$276,554

	Russell Commodity Strategies Fund	Russell Global Infrastructure Fund	Russell Global Real Estate Securities Fund	Russell Money Market Fund
Advisory Fees	$936,911	$619,497	$1,011,353	$297,274
Administration Fees	50,417	34,038	63,210	9,693
Distribution Fees	13,290	3,804	31,427	7,943
Shareholder Servicing Fees	6,006	4,015	18,591	—
Transfer Agent Fees	107,182	62,916	178,645	2,004
Trustee Fees	—	—	7,146	799

	$1,113,806	$724,270	$1,310,372	$317,713

Affiliated Brokerage Commissions

The Funds effect certain transactions through Russell Implementation Services Inc. (“RIS”) and its global network of unaffiliated correspondent brokers. RIS is a registered broker and investment adviser and an affiliate of RIMCo. Trades placed through RIS and its correspondents are made (i) to manage trading associated with changes in managers, rebalancing across existing managers, cash flows and other portfolio transitions or (ii) to execute portfolio securities transactions for each Fund’s assets that RIMCo determines not to allocate to money managers and for each Fund’s cash reserves.

Amounts retained by RIS for the period ended October 31, 2011 (unaudited) were as follows:

Affiliated Broker	Fund Name	2011	Percent of Fund’s Commission

RIMCo
	Russell U.S. Core Equity Fund	$434,670	8.4
	Russell U.S. Quantitative Equity Fund	611,802	21.4
	Russell U.S. Growth Fund	25,601	15.7
	Russell U.S. Value Fund	42,336	22.8
	Russell U.S. Small & Mid Cap Fund	319,475	11.1
	Russell International Developed Markets Fund	505,604	8.0
	Russell Global Equity Fund	438,332	13.6
	Russell Emerging Markets Fund	527,822	17.9
	Russell Tax-Managed U.S. Large Cap Fund	37,960	10.7
	Russell Global Infrastructure Fund	46,135	1.6

450	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2011

Board of Trustees

The Russell Fund Complex consists of RIC, which has 40 Funds, and Russell Investment Funds (“RIF”), which has 10 Funds. Each of the Trustees is a Trustee for both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $75,000 per year, $6,500 for each regularly scheduled meeting attended in person, $2,500 for each special meeting and the Annual 38a-1 meeting attended in person, and $2,500 for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $1,000 fee for attending regularly scheduled and special meetings by phone instead of receiving the full fee had the member attended in person (except for telephonic meetings called pursuant to the Funds’ valuation and pricing procedures) and a $500 fee for attending committee meetings by phone instead of receiving the full fee had the member attended in person. Trustees’ out of pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $15,000 per year and the Nominating and Governance Committee chair is paid a fee of $6,000 per year. The chairman of the Board receives additional annual compensation of $75,000.

6.	Federal Income Taxes

At October 31, 2011, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

Funds	10/31/14	10/31/15	10/31/16	10/31/17

Russell U.S. Core Equity Fund			$114,056,075	$782,077,676
Russell U.S. Quantitative Equity Fund				909,216,050
Russell U.S. Growth Fund				20,138,906
Russell U.S. Value Fund			47,169,656	60,819,183
Russell U.S. Small & Mid Cap Fund				262,088,296
Russell International Developed Markets Fund		9,122,298	404,357,668	790,159,939
Russell Global Equity Fund				208,404,521
Russell Tax-Managed U.S. Large Cap Fund			42,627,479	43,361,512
Russell Tax-Managed U.S. Mid & Small Cap Fund				10,062,473
Russell Global Opportunistic Credit Fund
Russell Short Duration Bond Fund				5,471,763
Russell Tax Exempt Bond Fund	295,599	1,197,042	4,001,028
Russell Global Real Estate Securities Fund				30,091,561
Russell Money Market Fund			1,389

Funds	10/31/18	10/31/19	Totals
Russell U.S. Core Equity Fund			896,133,751
Russell U.S. Quantitative Equity Fund			909,216,050
Russell U.S. Growth Fund			20,138,906
Russell U.S. Value Fund			107,988,839
Russell U.S. Small & Mid Cap Fund			262,088,296
Russell International Developed Markets Fund	51,503,855		1,255,143,760
Russell Global Equity Fund			208,404,521
Russell Tax-Managed U.S. Large Cap Fund			85,988,991
Russell Tax-Managed U.S. Mid & Small Cap Fund			10,062,473
Russell Global Opportunistic Credit Fund		1,937,954	1,937,954
Russell Short Duration Bond Fund		324,085	5,795,848
Russell Tax Exempt Bond Fund		512,942	6,006,611
Russell Global Real Estate Securities Fund			30,091,561
Russell Money Market Fund		2,994	4,383

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Notes to Financial Statements	451

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2011

At October 31, 2011, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

	Russell U.S. Core Equity Fund	Russell U.S. Quantitative Equity Fund	Russell U.S. Growth Fund	Russell U.S. Value Fund	Russell U.S. Small & Mid Cap Fund

Cost of Investments	$3,471,748,101	$2,884,247,851	$57,335,094	$87,214,987	$1,425,226,695

Unrealized Appreciation	$446,918,250	$304,409,425	$9,735,781	$4,537,469	$158,444,860
Unrealized Depreciation	(101,285,329)	(98,547,220)	(1,627,387)	(2,168,305)	(67,362,420)

Net Unrealized Appreciation (Depreciation)	$345,632,921	$205,862,205	$8,108,394	$2,369,164	$91,082,440

Undistributed Ordinary Income	$2,820,898	$793,027	$—	$34,446	$2,830,177
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$(896,133,751)	$(909,216,050)	$(20,138,906)	$(107,988,839)	$(262,088,296)
Tax Composition of Distributions
Ordinary Income	$36,776,480	$32,294,370	$—	$1,167,062	$7,779,621
Tax-Exempt Income	$—	$—	$—	$—	$—
Long-Term Capital Gains	$—	$—	$—	$—	$—
Distributions in Excess	$—	$—	$—	$—	$—
Tax Return of Capital	$—	$—	$—	$—	$—

	Russell International Developed Markets Fund	Russell Global Equity Fund	Russell Emerging Markets Fund	Russell Tax- Managed U.S. Large Cap Fund	Russell Tax- Managed U.S. Mid & Small Cap Fund
Cost of Investments	$4,870,101,975	$2,648,794,162	$1,783,017,826	$373,179,790	$132,151,104

Unrealized Appreciation	$43,874,779	$223,865,989	$182,495,646	$85,252,124	$36,207,523
Unrealized Depreciation	(30,996,929)	(141,194,534)	(84,074,083)	(15,138,458)	(5,084,950)

Net Unrealized Appreciation (Depreciation)	$12,877,850	$82,671,455	$98,421,563	$70,113,666	$31,122,573

Undistributed Ordinary Income	$75,582,892	$20,134,606	$28,748,762	$662,024	$—
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$(1,255,143,760)	$(208,404,521)	$68,806,108	$(85,988,991)	$(10,062,473)
Tax Composition of Distributions
Ordinary Income	$73,237,038	$13,874,492	$35,044,918	$1,574,244	$—
Tax-Exempt Income	$—	$—	$—	$—	$—
Long-Term Capital Gains	$—	$—	$—	$—	$—
Distributions in Excess	$—	$—	$—	$—	$—
Tax Return of Capital	$—	$—	$—	$—	$—

	Russell Global Opportunistic Credit Fund	Russell Strategic Bond Fund	Russell Investment Grade Bond Fund	Russell Short Duration Bond Fund	Russell Tax Exempt Bond Fund
Cost of Investments	$777,542,351	$8,625,923,181	$1,904,652,965	$1,264,071,228	$564,697,586

Unrealized Appreciation	$10,169,374	$595,840,271	$54,737,318	$10,166,247	$25,137,343
Unrealized Depreciation	(25,366,059)	(622,663,744)	(32,762,021)	(8,885,544)	(1,186,880)

Net Unrealized Appreciation (Depreciation)	$(15,196,685)	$(26,823,473)	$21,975,297	$1,280,703	$23,950,463

Undistributed Ordinary Income	$40,309,250	$88,454,795	$16,279,681	$1,232,743	$13,557
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$(1,937,954)	$—	$6,589,728	$(5,795,848)	$(6,006,611)
Tax Composition of Distributions
Ordinary Income	$6,215,780	$415,493,817	$79,485,979	$19,281,006	$81,868
Tax-Exempt Income	$—	$—	$—	$—	$17,036,426
Long-Term Capital Gains	$—	$—	$12,958,096	$—	$—
Distributions in Excess	$—	$—	$—	$—	$—
Tax Return of Capital	$—	$—	$—	$—	$—

452	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2011

	Russell Commodity Strategies Fund	Russell Global Infrastructure Fund	Russell Global Real Estate Securities Fund	Russell Money Market Fund

Cost of Investments	$1,246,436,692	$877,844,605	$1,552,252,771	$—

Unrealized Appreciation	$(33,507,460)	$(140,712,323)	$166,614,124	$—
Unrealized Depreciation	5,372,742	131,062,256	(46,704,312)	—

Net Unrealized Appreciation (Depreciation)	$(28,134,718)	$(9,650,067)	$119,909,812	$—

Undistributed Ordinary Income	$51,766,439	$—	$—	$13,797
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$15,346	$292,636	$(30,091,561)	$(4,383)
Tax Composition of Distributions
Ordinary Income	$134,433,210	$25,222,262	$42,035,938	$279,227
Tax-Exempt Income	$—	$—	$—	$—
Long-Term Capital Gains	$—	$1,306,162	$—	$—
Distributions in Excess	$—	$—	$2,254,318	$—
Tax Return of Capital	$—	$—	$—	$—

7.	Fund Share Transactions (amounts in thousands)

Share transactions for the periods ended October 31, 2011 and October 31, 2010 were as follows:

	2011		2010
Russell U.S. Core Equity Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	323	$8,996	260	$6,360
Proceeds from reinvestment of distributions	6	165	5	120
Payments for shares redeemed	(227)	(6,280)	(204)	(5,034)

Net increase (decrease)	102	2,881	61	1,446

Class C
Proceeds from shares sold	148	4,097	261	6,379
Proceeds from reinvestment of distributions	2	45	—	6
Payments for shares redeemed	(812)	(22,728)	(930)	(22,712)

Net increase (decrease)	(662)	(18,586)	(669)	(16,327)

Class E
Proceeds from shares sold	650	17,920	514	12,621
Proceeds from reinvestment of distributions	17	473	21	516
Payments for shares redeemed	(1,587)	(43,980)	(1,287)	(31,811)

Net increase (decrease)	(920)	(25,587)	(752)	(18,674)

Class I
Proceeds from shares sold	5,988	166,194	14,863	364,811
Proceeds from reinvestment of distributions	292	7,971	313	7,551
Payments for shares redeemed	(10,733)	(299,381)	(13,559)	(331,712)

Net increase (decrease)	(4,453)	(125,216)	1,617	40,650

Class S
Proceeds from shares sold	16,297	454,070	20,436	504,736
Proceeds from reinvestment of distributions	453	12,342	466	11,228
Payments for shares redeemed	(13,505)	(372,368)	(30,745)	(757,351)

Net increase (decrease)	3,245	94,044	(9,843)	(241,387)

Class Y
Proceeds from shares sold	6,330	179,625	5,235	126,260
Proceeds from reinvestment of distributions	513	14,018	710	17,120
Payments for shares redeemed	(13,784)	(380,357)	(43,337)	(1,056,213)

Net increase (decrease)	(6,941)	(186,714)	(37,392)	(912,833)

Total increase (decrease)	(9,629)	$(259,178)	(46,978)	$(1,147,125)

Notes to Financial Statements	453

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2011

7.	Fund Share Transactions (amounts in thousands) (continued)

	2011		2010
Russell U.S. Quantitative Equity Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	106	$3,109	128	$3,303
Proceeds from reinvestment of distributions	5	136	7	173
Payments for shares redeemed	(145)	(4,253)	(214)	(5,538)

Net increase (decrease)	(34)	(1,008)	(79)	(2,062)

Class C
Proceeds from shares sold	86	2,540	129	3,313
Proceeds from reinvestment of distributions	4	102	7	186
Payments for shares redeemed	(754)	(22,435)	(823)	(21,132)

Net increase (decrease)	(664)	(19,793)	(687)	(17,633)

Class E
Proceeds from shares sold	386	11,303	415	10,679
Proceeds from reinvestment of distributions	17	492	31	781
Payments for shares redeemed	(1,155)	(33,865)	(1,240)	(32,131)

Net increase (decrease)	(752)	(22,070)	(794)	(20,671)

Class I
Proceeds from shares sold	1,944	57,127	3,834	98,202
Proceeds from reinvestment of distributions	152	4,410	303	7,725
Payments for shares redeemed	(7,090)	(209,049)	(17,241)	(447,211)

Net increase (decrease)	(4,994)	(147,512)	(13,104)	(341,284)

Class S
Proceeds from shares sold	11,341	335,422	11,408	295,238
Proceeds from reinvestment of distributions	395	11,441	612	15,566
Payments for shares redeemed	(8,997)	(264,584)	(30,466)	(793,186)

Net increase (decrease)	2,739	82,279	(18,446)	(482,382)

Class Y
Proceeds from shares sold	2,280	67,793	4,032	101,668
Proceeds from reinvestment of distributions	506	14,696	930	23,671
Payments for shares redeemed	(9,992)	(298,791)	(41,373)	(1,060,552)

Net increase (decrease)	(7,206)	(216,302)	(36,411)	(935,213)

Total increase (decrease)	(10,911)	$(324,406)	(69,521)	$(1,799,245)

454	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2011

7.	Fund Share Transactions (amounts in thousands) (continued)

	2011		2010
Russell U.S. Growth Fund	Shares	Dollars	Shares	Dollars

Class C
Proceeds from shares sold	150	$1,141	83	$544
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(227)	(1,727)	(269)	(1,746)

Net increase (decrease)	(77)	(586)	(186)	(1,202)

Class E
Proceeds from shares sold	19	158	98	672
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(311)	(2,543)	(171)	(1,217)

Net increase (decrease)	(292)	(2,385)	(73)	(545)

Class I
Proceeds from shares sold	591	4,910	690	4,977
Proceeds from reinvestment of distributions	—	—	9	63
Payments for shares redeemed	(3,456)	(30,895)	(2,159)	(15,461)

Net increase (decrease)	(2,865)	(25,985)	(1,460)	(10,421)

Class S
Proceeds from shares sold	918	7,731	1,379	10,022
Proceeds from reinvestment of distributions	—	—	—	3
Payments for shares redeemed	(1,721)	(14,593)	(2,472)	(17,611)

Net increase (decrease)	(803)	(6,862)	(1,093)	(7,586)

Total increase (decrease)	(4,037)	$(35,818)	(2,812)	$(19,754)

	2011		2010
Russell U.S. Value Fund	Shares	Dollars	Shares	Dollars

Class C
Proceeds from shares sold	81	$646	113	$799
Proceeds from reinvestment of distributions	3	25	—	—
Payments for shares redeemed	(365)	(2,915)	(381)	(2,674)

Net increase (decrease)	(281)	(2,244)	(268)	(1,875)

Class E
Proceeds from shares sold	28	232	141	1,018
Proceeds from reinvestment of distributions	2	20	2	17
Payments for shares redeemed	(330)	(2,622)	(368)	(2,725)

Net increase (decrease)	(300)	(2,370)	(225)	(1,690)

Class I
Proceeds from shares sold	317	2,566	789	5,705
Proceeds from reinvestment of distributions	52	422	43	301
Payments for shares redeemed	(3,418)	(28,908)	(1,907)	(13,714)

Net increase (decrease)	(3,049)	(25,920)	(1,075)	(7,708)

Class S
Proceeds from shares sold	996	8,262	1,629	11,816
Proceeds from reinvestment of distributions	83	664	71	497
Payments for shares redeemed	(3,023)	(24,545)	(6,089)	(44,233)

Net increase (decrease)	(1,944)	(15,619)	(4,389)	(31,920)

Total increase (decrease)	(5,574)	$(46,153)	(5,957)	$(43,193)

Notes to Financial Statements	455

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2011

7.	Fund Share Transactions (amounts in thousands) (continued)

	2011		2010
Russell U.S. Small & Mid Cap Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	224	$5,117	192	$3,598
Proceeds from reinvestment of distributions	2	36	2	25
Payments for shares redeemed	(157)	(3,501)	(122)	(2,265)

Net increase (decrease)	69	1,652	72	1,358

Class C
Proceeds from shares sold	190	4,281	214	4,023
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(446)	(10,067)	(478)	(8,855)

Net increase (decrease)	(256)	(5,786)	(264)	(4,832)

Class E
Proceeds from shares sold	348	7,687	316	5,923
Proceeds from reinvestment of distributions	4	76	6	107
Payments for shares redeemed	(639)	(14,465)	(899)	(17,046)

Net increase (decrease)	(287)	(6,702)	(577)	(11,016)

Class I
Proceeds from shares sold	1,829	41,176	1,848	34,631
Proceeds from reinvestment of distributions	47	1,085	60	1,085
Payments for shares redeemed	(4,273)	(99,260)	(4,269)	(80,549)

Net increase (decrease)	(2,397)	(56,999)	(2,361)	(44,833)

Class S
Proceeds from shares sold	8,810	199,986	7,947	148,869
Proceeds from reinvestment of distributions	131	2,984	143	2,567
Payments for shares redeemed	(8,192)	(185,652)	(8,950)	(168,823)

Net increase (decrease)	749	17,318	(860)	(17,387)

Class Y
Proceeds from shares sold	1,699	38,468	2,417	43,741
Proceeds from reinvestment of distributions	144	3,279	198	3,546
Payments for shares redeemed	(6,006)	(137,737)	(9,290)	(177,894)

Net increase (decrease)	(4,163)	(95,990)	(6,675)	(130,607)

Total increase (decrease)	(6,285)	$(146,507)	(10,665)	$(207,317)

456	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2011

7.	Fund Share Transactions (amounts in thousands) (continued)

	2011		2010
Russell International Developed Markets Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	217	$6,841	220	$6,394
Proceeds from reinvestment of distributions	9	282	22	645
Payments for shares redeemed	(186)	(5,726)	(176)	(5,147)

Net increase (decrease)	40	1,397	66	1,892

Class C
Proceeds from shares sold	152	4,728	188	5,422
Proceeds from reinvestment of distributions	8	251	61	1,774
Payments for shares redeemed	(569)	(17,837)	(667)	(19,198)

Net increase (decrease)	(409)	(12,858)	(418)	(12,002)

Class E
Proceeds from shares sold	867	26,153	756	21,980
Proceeds from reinvestment of distributions	38	1,193	94	2,735
Payments for shares redeemed	(874)	(26,740)	(788)	(22,862)

Net increase (decrease)	31	606	62	1,853

Class I
Proceeds from shares sold	6,019	187,019	6,670	192,681
Proceeds from reinvestment of distributions	406	12,630	1,008	29,435
Payments for shares redeemed	(7,454)	(233,967)	(9,169)	(265,628)

Net increase (decrease)	(1,029)	(34,318)	(1,491)	(43,512)

Class S
Proceeds from shares sold	22,121	689,136	18,262	525,010
Proceeds from reinvestment of distributions	783	24,296	1,548	45,184
Payments for shares redeemed	(10,966)	(338,451)	(11,756)	(338,601)

Net increase (decrease)	11,938	374,981	8,054	231,593

Class Y
Proceeds from shares sold	5,363	165,132	12,103	340,506
Proceeds from reinvestment of distributions	1,013	31,487	2,200	64,227
Payments for shares redeemed	(9,542)	(311,265)	(12,560)	(370,712)

Net increase (decrease)	(3,166)	(114,646)	1,743	34,021

Total increase (decrease)	7,405	$215,162	8,016	$213,845

Notes to Financial Statements	457

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2011

7.	Fund Share Transactions (amounts in thousands) (continued)

	2011		2010
Russell Global Equity Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	497	$4,394	475	$3,727
Proceeds from reinvestment of distributions	3	26	8	58
Payments for shares redeemed	(272)	(2,313)	(196)	(1,507)

Net increase (decrease)	228	2,107	287	2,278

Class C
Proceeds from shares sold	555	4,900	610	4,769
Proceeds from reinvestment of distributions	—	—	5	35
Payments for shares redeemed	(317)	(2,787)	(320)	(2,465)

Net increase (decrease)	238	2,113	295	2,339

Class E
Proceeds from shares sold	2,128	18,581	2,710	21,430
Proceeds from reinvestment of distributions	11	99	21	163
Payments for shares redeemed	(736)	(6,424)	(437)	(3,383)

Net increase (decrease)	1,403	12,256	2,294	18,210

Class S
Proceeds from shares sold	60,517	535,570	82,356	646,669
Proceeds from reinvestment of distributions	614	5,371	676	5,196
Payments for shares redeemed	(23,540)	(203,413)	(13,480)	(104,093)

Net increase (decrease)	37,591	337,528	69,552	547,772

Class Y
Proceeds from shares sold	11,781	103,973	97,720	753,670
Proceeds from reinvestment of distributions	914	7,996	971	7,470
Payments for shares redeemed	(21,616)	(197,066)	(14,745)	(116,947)

Net increase (decrease)	(8,921)	(85,097)	83,946	644,193

Total increase (decrease)	30,539	$268,907	156,374	$1,214,792

458	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2011

7.	Fund Share Transactions (amounts in thousands) (continued)

	2011		2010
Russell Emerging Markets Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	443	$8,788	531	$9,722
Proceeds from reinvestment of distributions	19	373	18	300
Payments for shares redeemed	(305)	(5,989)	(204)	(3,580)

Net increase (decrease)	157	3,172	345	6,442

Class C
Proceeds from shares sold	422	8,037	595	10,188
Proceeds from reinvestment of distributions	28	540	43	695
Payments for shares redeemed	(616)	(11,699)	(505)	(8,476)

Net increase (decrease)	(166)	(3,122)	133	2,407

Class E
Proceeds from shares sold	1,097	21,891	1,140	20,451
Proceeds from reinvestment of distributions	34	690	48	818
Payments for shares redeemed	(559)	(10,986)	(947)	(16,711)

Net increase (decrease)	572	11,595	241	4,558

Class S
Proceeds from shares sold	26,449	528,034	22,386	414,362
Proceeds from reinvestment of distributions	1,028	20,691	1,220	20,825
Payments for shares redeemed	(12,650)	(249,140)	(19,343)	(342,681)

Net increase (decrease)	14,827	299,585	4,263	92,506

Class Y
Proceeds from shares sold	3,723	72,014	7,530	145,633
Proceeds from reinvestment of distributions	546	11,005	605	10,330
Payments for shares redeemed	(3,169)	(66,659)	(4,843)	(87,602)

Net increase (decrease)	1,100	16,360	3,292	68,361

Total increase (decrease)	16,490	$327,590	8,274	$174,274

Notes to Financial Statements	459

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2011

7.	Fund Share Transactions (amounts in thousands) (continued)

	2011		2010
Russell Tax-Managed U.S. Large Cap Fund	Shares	Dollars	Shares	Dollars

Class A(1)
Proceeds from shares sold	99	$1,978	51	$853
Proceeds from reinvestment of distributions	—	4	—	—
Payments for shares redeemed	(2)	(37)	(11)	(194)

Net increase (decrease)	97	1,945	40	659

Class C
Proceeds from shares sold	54	1,039	38	632
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(189)	(3,569)	(232)	(3,878)

Net increase (decrease)	(135)	(2,530)	(194)	(3,246)

Class E
Proceeds from shares sold	314	6,126	294	4,958
Proceeds from reinvestment of distributions	2	42	5	76
Payments for shares redeemed	(355)	(7,116)	(143)	(2,442)

Net increase (decrease)	(39)	(948)	156	2,592

Class S
Proceeds from shares sold	5,399	106,706	5,008	85,120
Proceeds from reinvestment of distributions	72	1,407	121	2,018
Payments for shares redeemed	(4,941)	(97,664)	(5,398)	(90,963)

Net increase (decrease)	530	10,449	(269)	(3,825)

Total increase (decrease)	453	$8,916	(267)	$(3,820)

	2011		2010
Russell Tax-Managed U.S. Mid & Small Cap Fund	Shares	Dollars	Shares	Dollars

Class A(1)
Proceeds from shares sold	50	$741	37	$452
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(2)	(24)	(21)	(252)

Net increase (decrease)	48	717	16	200

Class C
Proceeds from shares sold	59	796	49	521
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(159)	(2,108)	(183)	(2,026)

Net increase (decrease)	(100)	(1,312)	(134)	(1,505)

Class E
Proceeds from shares sold	80	1,158	81	975
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(146)	(2,188)	(47)	(564)

Net increase (decrease)	(66)	(1,030)	34	411

Class S
Proceeds from shares sold	2,173	32,492	2,002	24,223
Proceeds from reinvestment of distributions	—	—	9	109
Payments for shares redeemed	(3,205)	(48,660)	(3,023)	(36,613)

Net increase (decrease)	(1,032)	(16,168)	(1,012)	(12,281)

Total increase (decrease)	(1,150)	$(17,793)	(1,096)	$(13,175)

460	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2011

7.	Fund Share Transactions (amounts in thousands) (continued)

	2011		2010
Russell Global Opportunistic Credit Fund	Shares	Dollars	Shares	Dollars

Class A(3)
Proceeds from shares sold	225	$2,296	23	$233
Proceeds from reinvestment of distributions	1	4	—	—
Payments for shares redeemed	(10)	(98)	—	—

Net increase (decrease)	216	2,202	23	233

Class C(3)
Proceeds from shares sold	298	3,018	66	660
Proceeds from reinvestment of distributions	1	8	—	—
Payments for shares redeemed	(30)	(302)	—	(2)

Net increase (decrease)	269	2,724	66	658

Class E(3)
Proceeds from shares sold	1,454	14,771	88	882
Proceeds from reinvestment of distributions	1	2	—	—
Payments for shares redeemed	(183)	(1,854)	—	(1)

Net increase (decrease)	1,272	12,919	88	881

Class S(3)
Proceeds from shares sold	19,085	193,956	24,618	247,518
Proceeds from reinvestment of distributions	230	2,274	—	—
Payments for shares redeemed	(3,985)	(40,396)	(60)	(600)

Net increase (decrease)	15,330	155,834	24,558	246,918

Class Y(3)
Proceeds from shares sold	1,959	19,785	37,007	370,112
Proceeds from reinvestment of distributions	364	3,596	—	—
Payments for shares redeemed	(5,777)	(58,972)	(299)	(3,005)

Net increase (decrease)	(3,454)	(35,591)	36,708	367,107

Total increase (decrease)	13,633	$138,088	61,443	$615,797

Notes to Financial Statements	461

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2011

7.	Fund Share Transactions (amounts in thousands) (continued)

	2011		2010
Russell Strategic Bond Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	4,307	$47,096	3,681	$39,496
Proceeds from reinvestment of distributions	275	2,973	173	1,848
Payments for shares redeemed	(1,320)	(14,395)	(1,853)	(19,732)

Net increase (decrease)	3,262	35,674	2,001	21,612

Class C
Proceeds from shares sold	1,855	20,272	2,758	29,662
Proceeds from reinvestment of distributions	427	4,621	303	3,221
Payments for shares redeemed	(3,294)	(35,954)	(3,298)	(35,483)

Net increase (decrease)	(1,012)	(11,061)	(237)	(2,600)

Class E
Proceeds from shares sold	3,601	39,055	3,444	36,834
Proceeds from reinvestment of distributions	748	8,046	563	5,957
Payments for shares redeemed	(4,467)	(48,529)	(4,335)	(46,431)

Net increase (decrease)	(118)	(1,428)	(328)	(3,640)

Class I
Proceeds from shares sold	32,583	352,659	33,135	351,129
Proceeds from reinvestment of distributions	6,661	71,452	5,129	54,095
Payments for shares redeemed	(37,938)	(411,197)	(45,157)	(481,572)

Net increase (decrease)	1,306	12,914	(6,893)	(76,348)

Class S
Proceeds from shares sold	108,594	1,188,901	87,132	938,243
Proceeds from reinvestment of distributions	13,553	147,131	8,916	95,213
Payments for shares redeemed	(54,129)	(593,123)	(80,104)	(867,895)

Net increase (decrease)	68,018	742,909	15,944	165,561

Class Y
Proceeds from shares sold	22,557	243,011	28,498	303,542
Proceeds from reinvestment of distributions	15,667	168,197	14,038	148,000
Payments for shares redeemed	(48,722)	(528,884)	(121,013)	(1,307,159)

Net increase (decrease)	(10,498)	(117,676)	(78,477)	(855,617)

Total increase (decrease)	60,958	$661,332	(67,990)	$(751,032)

462	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2011

7.	Fund Share Transactions (amounts in thousands) (continued)

	2011		2010
Russell Investment Grade Bond Fund	Shares	Dollars	Shares	Dollars

Class A(1)
Proceeds from shares sold	178	$3,943	46	$1,034
Proceeds from reinvestment of distributions	4	83	—	2
Payments for shares redeemed	(50)	(1,059)	(2)	(41)

Net increase (decrease)	132	2,967	44	995

Class C
Proceeds from shares sold	326	7,199	484	10,499
Proceeds from reinvestment of distributions	71	1,537	39	830
Payments for shares redeemed	(645)	(14,167)	(445)	(9,720)

Net increase (decrease)	(248)	(5,431)	78	1,609

Class E
Proceeds from shares sold	870	19,158	1,421	30,929
Proceeds from reinvestment of distributions	107	2,323	66	1,413
Payments for shares redeemed	(1,340)	(29,642)	(1,118)	(24,461)

Net increase (decrease)	(363)	(8,161)	369	7,881

Class I
Proceeds from shares sold	4,622	101,988	6,086	133,112
Proceeds from reinvestment of distributions	1,020	22,170	609	13,155
Payments for shares redeemed	(7,372)	(162,106)	(6,247)	(137,020)

Net increase (decrease)	(1,730)	(37,948)	448	9,247

Class S
Proceeds from shares sold	16,275	359,201	19,152	418,759
Proceeds from reinvestment of distributions	1,208	26,282	367	8,009
Payments for shares redeemed	(7,997)	(176,385)	(5,358)	(119,149)

Net increase (decrease)	9,486	209,098	14,161	307,619

Class Y
Proceeds from shares sold	4,168	91,276	21,973	476,114
Proceeds from reinvestment of distributions	1,627	35,436	825	17,935
Payments for shares redeemed	(8,668)	(191,835)	(9,994)	(222,826)

Net increase (decrease)	(2,873)	(65,123)	12,804	271,223

Total increase (decrease)	4,404	$95,402	27,904	$598,574

Notes to Financial Statements	463

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2011

7.	Fund Share Transactions (amounts in thousands) (continued)

	2011		2010
Russell Short Duration Bond Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	854	$16,464	997	$19,035
Proceeds from reinvestment of distributions	23	436	24	452
Payments for shares redeemed	(651)	(12,539)	(462)	(8,800)

Net increase (decrease)	226	4,361	559	10,687

Class C
Proceeds from shares sold	3,167	60,865	4,702	89,568
Proceeds from reinvestment of distributions	58	1,109	66	1,253
Payments for shares redeemed	(2,939)	(56,418)	(1,757)	(33,499)

Net increase (decrease)	286	5,556	3,011	57,322

Class E
Proceeds from shares sold	387	7,470	695	13,292
Proceeds from reinvestment of distributions	14	281	23	439
Payments for shares redeemed	(664)	(12,811)	(288)	(5,513)

Net increase (decrease)	(263)	(5,060)	430	8,218

Class S
Proceeds from shares sold	17,525	337,746	20,968	400,853
Proceeds from reinvestment of distributions	590	11,370	679	12,936
Payments for shares redeemed	(13,123)	(252,977)	(12,436)	(238,441)

Net increase (decrease)	4,992	96,139	9,211	175,348

Class Y
Proceeds from shares sold	5,280	101,320	5,348	102,400
Proceeds from reinvestment of distributions	269	5,200	303	5,780
Payments for shares redeemed	(1,495)	(28,811)	(2,305)	(44,111)

Net increase (decrease)	4,054	77,709	3,346	64,069

Total increase (decrease)	9,295	$178,705	16,557	$315,644

	2011		2010
Russell Tax Exempt Bond Fund	Shares	Dollars	Shares	Dollars

Class A(1)
Proceeds from shares sold	62	$1,376	121	$2,729
Proceeds from reinvestment of distributions	3	61	—	11
Payments for shares redeemed	(14)	(314)	(42)	(957)

Net increase (decrease)	51	1,123	79	1,783

Class C
Proceeds from shares sold	274	6,069	691	15,363
Proceeds from reinvestment of distributions	20	435	24	521
Payments for shares redeemed	(536)	(11,773)	(574)	(12,722)

Net increase (decrease)	(242)	(5,269)	141	3,162

Class E
Proceeds from shares sold	481	10,644	599	13,333
Proceeds from reinvestment of distributions	37	819	35	779
Payments for shares redeemed	(665)	(14,753)	(241)	(5,371)

Net increase (decrease)	(147)	(3,290)	393	8,741

Class S
Proceeds from shares sold	8,911	196,971	8,497	188,961
Proceeds from reinvestment of distributions	658	14,553	613	13,615
Payments for shares redeemed	(7,271)	(160,544)	(6,092)	(135,911)

Net increase (decrease)	2,298	50,980	3,018	66,665

Total increase (decrease)	1,960	$43,544	3,631	$80,351

464	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2011

7.	Fund Share Transactions (amounts in thousands) (continued)

	2011		2010(3)
Russell Commodity Strategies Fund	Shares	Dollars	Shares	Dollars

Class A(2)
Proceeds from shares sold	1,874	$21,593	443	$4,855
Proceeds from reinvestment of distributions	105	1,144	—	—
Payments for shares redeemed	(372)	(4,142)	(1)	(9)

Net increase (decrease)	1,607	18,595	442	4,846

Class C(2)
Proceeds from shares sold	1,253	14,309	289	3,095
Proceeds from reinvestment of distributions	56	606	—	—
Payments for shares redeemed	(184)	(2,039)	(3)	(34)

Net increase (decrease)	1,125	12,876	286	3,061

Class E(2)
Proceeds from shares sold	314	3,577	1,311	14,144
Proceeds from reinvestment of distributions	164	1,782	—	—
Payments for shares redeemed	(355)	(4,008)	(25)	(285)

Net increase (decrease)	123	1,351	1,286	13,859

Class S(2)
Proceeds from shares sold	33,500	384,173	38,397	391,555
Proceeds from reinvestment of distributions	5,470	59,511	—	—
Payments for shares redeemed	(10,446)	(117,080)	(1,631)	(18,064)

Net increase (decrease)	28,524	326,604	36,766	373,491

Class Y(2)
Proceeds from shares sold	5,083	56,406	50,097	502,245
Proceeds from reinvestment of distributions	6,220	67,672	—	—
Payments for shares redeemed	(11,422)	(132,155)	(3,315)	(36,728)

Net increase (decrease)	(119)	(8,077)	46,782	465,517

Total increase (decrease)	31,260	$351,349	85,562	$860,774

Notes to Financial Statements	465

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2011

7.	Fund Share Transactions (amounts in thousands) (continued)

	2011		2010(3)
Russell Global Infrastructure Fund	Shares	Dollars	Shares	Dollars

Class A(3)
Proceeds from shares sold	409	$4,330	32	$324
Proceeds from reinvestment of distributions	8	78	—	—
Payments for shares redeemed	(22)	(223)	—	—

Net increase (decrease)	395	4,185	32	324

Class C(3)
Proceeds from shares sold	435	4,631	73	737
Proceeds from reinvestment of distributions	8	83	—	—
Payments for shares redeemed	(86)	(872)	—	(2)

Net increase (decrease)	357	3,842	73	735

Class E(3)
Proceeds from shares sold	1,498	15,848	97	1,002
Proceeds from reinvestment of distributions	25	264	—	—
Payments for shares redeemed	(139)	(1,433)	—	(3)

Net increase (decrease)	1,384	14,679	97	999

Class S(3)
Proceeds from shares sold	24,347	256,573	24,462	251,255
Proceeds from reinvestment of distributions	1,227	12,667	—	—
Payments for shares redeemed	(4,474)	(45,937)	(61)	(631)

Net increase (decrease)	21,100	223,303	24,401	250,624

Class Y(3)
Proceeds from shares sold	2,195	22,866	36,225	362,370
Proceeds from reinvestment of distributions	1,260	12,996	—	—
Payments for shares redeemed	(5,207)	(55,583)	(880)	(9,111)

Net increase (decrease)	(1,752)	(19,721)	35,345	353,259

Total increase (decrease)	21,484	$226,288	59,948	$605,941

466	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2011

7.	Fund Share Transactions (amounts in thousands) (continued)

	2011		2010
Russell Global Real Estate Securities Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	203	$7,250	223	$7,131
Proceeds from reinvestment of distributions	18	627	17	519
Payments for shares redeemed	(179)	(6,155)	(135)	(4,296)

Net increase (decrease)	42	1,722	105	3,354

Class C
Proceeds from shares sold	134	4,666	164	5,028
Proceeds from reinvestment of distributions	22	747	31	901
Payments for shares redeemed	(380)	(13,158)	(402)	(12,349)

Net increase (decrease)	(224)	(7,745)	(207)	(6,420)

Class E
Proceeds from shares sold	363	12,776	314	9,811
Proceeds from reinvestment of distributions	25	855	32	982
Payments for shares redeemed	(432)	(14,945)	(629)	(20,375)

Net increase (decrease)	(44)	(1,314)	(283)	(9,582)

Class S
Proceeds from shares sold	9,153	327,329	8,364	264,542
Proceeds from reinvestment of distributions	816	28,633	1,000	30,917
Payments for shares redeemed	(10,096)	(357,202)	(14,599)	(464,675)

Net increase (decrease)	(127)	(1,240)	(5,235)	(169,216)

Class Y
Proceeds from shares sold	1,284	44,946	1,178	37,120
Proceeds from reinvestment of distributions	318	11,135	466	14,384
Payments for shares redeemed	(1,724)	(64,615)	(11,099)	(350,436)

Net increase (decrease)	(122)	(8,534)	(9,455)	(298,932)

Total increase (decrease)	(475)	$(17,111)	(15,075)	$(480,796)

Russell Money Market Fund			2011 On a Constant Dollar Basis	2010 On a Constant Dollar Basis

Class A
Proceeds from shares sold			$24,424	$12,582
Proceeds from reinvestment of distributions			64	8
Payments for shares redeemed			(38,368)	(100,859)

Net increase (decrease)			(13,880)	(88,269)

Class S
Proceeds from shares sold			373,085	362,325
Proceeds from reinvestment of distributions			213	38
Payments for shares redeemed			(484,827)	(2,514,447)

Net increase (decrease)			(111,529)	(2,152,084)

Total increase (decrease)			$(125,409)	$(2,240,353)

(1)	For the period June 1, 2010 (date of first issue) to October 31, 2010.
(2)	For the period July 1, 2010 (date of first issue) to October 31, 2010.
(3)	For the period October 1, 2010 (date of first issue) to October 31, 2010.

Notes to Financial Statements	467

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2011

8.	Interfund Lending Program

The Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the “Credit Facility”). Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. A Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the portfolio manager determines it is in the best interest of the Fund. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the lending fund could result in a lost investment opportunity or additional borrowing costs. For the period ended October 31, 2011, the Funds presented herein did not borrow or loan through the interfund lending program.

9.	Record Ownership

As of October 31, 2011, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective fund.

	# of Shareholders	%

Russell U.S. Core Equity Fund	2	31.0
Russell U.S. Quantitative Equity Fund	3	51.6
Russell U.S. Growth Fund	2	31.2
Russell U.S. Value Fund	1	36.4
Russell U.S. Small & Mid Cap Fund	4	57.8
Russell International Developed Markets Fund	3	45.3
Russell Global Equity Fund	3	55.3
Russell Emerging Markets Fund	2	30.4
Russell Tax Managed U.S. Large Cap Fund	1	56.8
Russell Global Opportunistic Credit Strategies Fund	3	58.9
Russell Strategic Bond Fund	2	44.2
Russell Investment Grade Bond Fund	3	43.4
Russell Short Duration Bond Fund	3	49.4
Russell Tax Exempt Bond Fund	2	36.5
Russell Commodity Strategies Fund	3	50.1
Russell Global Infrastructure Fund	4	66.2
Russell Global Real Estate Securities Fund	2	29.7
Russell Money Market Fund	1	35.1

10.	Restricted Securities

Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933, as amended (the “Act”). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

A Fund may invest a portion of its net assets not to exceed 15% (other than Russell Money Market Fund) in securities that are illiquid. The Russell Money Market Fund may invest a portion of its net assets not to exceed 5% in securities that are illiquid. This limitation is applied at the time of purchase. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

The following table lists restricted securities held by a Fund that are illiquid. The following table does not include (1) securities deemed liquid by RIMCo or a money manager pursuant to Board approved policies and procedures or (2) illiquid securities that are not restricted securities as designated on a Fund’s Schedule of Investments.

Fund - % of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Market Value (000) $

Russell International Developed Markets Fund - 0.0%
Hunter Douglas NV	06/02/05	4,436	58.48	259	204

					204

468	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2011

Fund - % of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Market Value (000) $

Russell Global Equity Fund - 0.1%
BrasilAgro - Companhia Brasileira de Propriedades Agricolas	05/28/10	285,500	4.68	1,335	1,546

					1,546

Russell Emerging Markets Fund - 0.3%
Magnit OJSC	05/16/06	30,428	30.13	917	3,278
Samsung Life Insurance Co., Ltd.	03/15/11	29,951	89.91	2,693	2,325

					5,603

Russell Global Opportunistic Credit Fund - 1.8%
ARS Intermediate Holdings LLC	05/03/11	2,000,000	98.39	1,968	1,965
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc.	10/25/11	420,000	100.00	420	432
Dynacast International LLC / Dynacast Finance, Inc.	10/18/11	40,000	90.52	36	37
Emdeon, Inc.	10/14/11	1,415,000	101.50	1,436	1,472
IPIC GMTN, Ltd.	10/27/11	850,000	99.67	847	849
New Star Metals, Inc.	05/31/11	6,750,000	100.00	6,750	6,750
Tomkins LLC / Tomkins, Inc.	10/01/10	1,835,000	105.15	1,930	2,000

					13,505

Russell Strategic Bond Fund - 1.1%
ARES CLO, Ltd.	01/15/09	4,844,832	78.19	3,788	4,706
Centrais Eletricas Brasileiras SA	10/20/11	1,955,000	100.00	1,955	2,023
Chatham Light CLO, Ltd.	11/25/09	3,462,159	91.79	3,178	3,318
CIT Education Loan Trust	05/24/11	5,430,624	90.87	4,935	4,972
CIT Mortgage Loan Trust	10/05/07	3,900,000	100.00	3,900	1,572
CIT Mortgage Loan Trust	10/05/07	2,100,000	100.00	2,100	1,576
CIT Mortgage Loan Trust	10/05/07	811,808	100.00	812	790
Corp. Nacional del Cobre de Chile	10/27/11	3,100,000	98.59	3,056	3,087
DG Funding Trust	11/05/03	479	10,585.30	5,070	3,605
Educational Services of America, Inc.	02/23/10	3,103,188	100.00	3,103	3,101
Exelis, Inc.	10/28/11	2,800,000	102.12	2,859	2,859
FDIC Structured Sale Guaranteed Notes	03/05/10	3,798,509	100.00	3,799	3,794
Freddie Mac REMICS	05/29/07	21,222	94.08	20	21
Freddie Mac Strips	12/02/09	12,739,496	8.43	1,073	1,063
IPIC GMTN, Ltd.	10/27/11	9,500,000	99.74	9,476	9,438
JP Morgan Chase Commercial Mortgage Securities Corp.	03/01/11	7,870,000	100.99	7,948	8,119
Santander Drive Auto Receivables Trust	10/06/11	6,816,826	100.00	6,817	6,817
Santander Drive Auto Receivables Trust	10/11/11	9,745,525	100.12	9,757	9,758

					70,619

Russell Investment Grade Bond Fund - 0.9%
Australia & New Zealand Banking Group, Ltd.	06/15/11	700,000	99.81	699	701
BankAmerica Institutional Capital A	10/06/11	250,000	86.50	216	228
CIT Education Loan Trust	05/24/11	1,179,017	90.87	1,071	1,079
CoBank ACB	03/23/11	70,000	55.20	3,864	3,762
DG Funding Trust	11/05/03	392	10,587.26	4,150	2,950
FDIC Structured Sale Guaranteed Notes	03/05/10	633,085	100.00	633	632
Pernod-Ricard SA	10/20/11	1,145,000	101.15	1,149	1,179
Ras Laffan Liquefied Natural Gas Co., Ltd. III	03/09/10	1,008,540	104.97	1,059	1,087
SLM Student Loan Trust	06/03/11	900,000	98.78	889	891
Washington Mutual Mortgage Pass Through Certificates	04/01/05	425,978	100.00	426	16

					12,525

Russell Short Duration Bond Fund - 0.5%
Daimler Finance NA LLC	09/07/11	400,000	100.00	400	400
DG Funding Trust	10/11/06	219	10,537.12	2,308	1,648
FDIC Structured Sale Guaranteed Notes	03/05/10	610,842	100.00	611	610
Santander Drive Auto Receivables Trust	10/06/11	1,588,446	100.00	1,588	1,588
Santander Drive Auto Receivables Trust	10/06/11	522,162	100.13	523	523

					4,769

Notes to Financial Statements	469

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2011

Fund - % of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Market Value (000) $

Russell Money Market Fund - 2.8%
AID to INH Portugal Guaranteed Notes, weekly demand	05/06/94	4,062,500	100.52	4,084	4,084
Straight-A Funding. LLC	10/11/11	2,000,000	99.96	1,999	1,999

					6,083

Illiquid securities and restricted securities may be priced by the Funds using fair valuation procedures approved by the Board.

11.	In-Kind Redemptions

For the period ended October 31, 2011, the Russell Global Real Estate Securities Fund paid a shareholder redemption substantially in-kind on June 28, 2011 with a market value of $7,579,429.81 and realized loss of $ 127,602.81.

12.	Subsequent Events

Management has evaluated events and/or transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustments of the financial statements or additional disclosures except the following:

On November 1, 2011, the Board declared the following dividends payable from net investment income. Dividends were paid on November 3, 2011, to shareholders of record on November 2, 2011.

Fund	Net Investment Income

Russell Strategic Bond Fund - Class A	$0.0156
Russell Strategic Bond Fund - Class C	0.0086
Russell Strategic Bond Fund - Class E	0.0160
Russell Strategic Bond Fund - Class I	0.0184
Russell Strategic Bond Fund - Class S	0.0178
Russell Strategic Bond Fund - Class Y	0.0193
Russell Investment Grade Bond Fund - Class A	0.0190
Russell Investment Grade Bond Fund - Class C	0.0029
Russell Investment Grade Bond Fund - Class E	0.0194
Russell Investment Grade Bond Fund - Class I	0.0244
Russell Investment Grade Bond Fund - Class S	0.0229
Russell Investment Grade Bond Fund - Class Y	0.0262
Russell Short Duration Bond Fund - Class A	0.0253
Russell Short Duration Bond Fund - Class C	0.0133
Russell Short Duration Bond Fund - Class E	0.0253
Russell Short Duration Bond Fund - Class S	0.0294
Russell Short Duration Bond Fund - Class Y	0.0310
Russell Tax Exempt Bond Fund - Class A	0.0529
Russell Tax Exempt Bond Fund - Class C	0.0393
Russell Tax Exempt Bond Fund - Class E	0.0537
Russell Tax Exempt Bond Fund - Class S	0.0584

On December 1, 2011, the Board declared the following dividends payable from net investment income. Dividends were paid on December 5, 2011, to shareholders of record on December 2, 2011.

Fund	Net Investment Income

Russell Strategic Bond Fund - Class A	$0.0252
Russell Strategic Bond Fund - Class C	0.0187
Russell Strategic Bond Fund - Class E	0.0256
Russell Strategic Bond Fund - Class I	0.0278
Russell Strategic Bond Fund - Class S	0.0273
Russell Strategic Bond Fund - Class Y	0.0287
Russell Investment Grade Bond Fund - Class A	0.0382
Russell Investment Grade Bond Fund - Class C	0.0246
Russell Investment Grade Bond Fund - Class E	0.0389
Russell Investment Grade Bond Fund - Class I	0.0435
Russell Investment Grade Bond Fund - Class S	0.0422

470	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2011

Fund	Net Investment Income

Russell Investment Grade Bond Fund - Class Y	$0.0452
Russell Short Duration Bond Fund - Class A	0.0236
Russell Short Duration Bond Fund - Class C	0.0119
Russell Short Duration Bond Fund - Class E	0.0231
Russell Short Duration Bond Fund - Class S	0.0270
Russell Short Duration Bond Fund - Class Y	0.0285
Russell Tax Exempt Bond Fund - Class A	0.0499
Russell Tax Exempt Bond Fund - Class C	0.0379
Russell Tax Exempt Bond Fund - Class E	0.0509
Russell Tax Exempt Bond Fund - Class S	0.0553

Notes to Financial Statements	471

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of Russell Investment Company:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets, of cash flows, and the financial highlights present fairly, in all material respects, the financial position of Russell U.S. Core Equity Fund, Russell U.S. Quantitative Equity Fund, Russell U.S. Growth Fund, Russell U.S. Value Fund, Russell U.S. Small & Mid Cap Fund, Russell International Developed Markets Fund, Russell Global Equity Fund, Russell Emerging Markets Fund, Russell Tax-Managed U.S. Large Cap Fund, Russell Tax-Managed U.S. Mid & Small Cap Fund, Russell Global Opportunistic Credit Fund, Russell Strategic Bond Fund, Russell Investment Grade Bond Fund, Russell Short Duration Bond Fund, Russell Tax Exempt Bond Fund, Russell Commodity Strategies Fund, Russell Global Infrastructure Fund, Russell Global Real Estate Securities Fund, and Russell Money Market Fund (nineteen of the portfolios constituting Russell Investment Company, hereafter collectively referred to as the “Funds”) at October 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years then ended, the cash flows of Russell U.S. Quantitative Equity Fund for the year then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian, brokers and transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Seattle, Washington

December 23, 2011

472	Report of Independent Registered Public Accounting Firm

Russell Investment Company

Russell Funds

Tax Information — October 31, 2011 (Unaudited)

For the tax year ended October 31, 2011, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended October 31, 2011, the Funds hereby designate under Section 871(k)(2)(c) of the Code, the maximum amount allowable as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code. This applies to nonresident alien shareholders only.

The Form 1099 you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Russell U.S Core Equity Fund	100.0%
Russell U.S. Quantitative Equity Fund	100.0%
Russell U.S. Value Fund	100.0%
Russell U.S. Growth Fund	0%
Russell U.S. Small & Mid Cap Fund	100.0%
Russell International Developed Markets Fund	0%
Russell Global Equity Fund	62.9%
Russell Emerging Markets Fund	0%
Russell Tax-Managed U.S. Large Cap Fund	100.0%
Russell Tax-Managed U.S. Mid & Small Cap Fund	0%
Russell Strategic Bond Fund	0%
Russell Investment Grade Bond Fund	0%
Russell Short Duration Bond Fund	0%
Russell Tax Exempt Bond Fund	0%
Russell Money Market Fund	0%
Russell Global Infrastructure Fund	22.5%
Russell Global Credit Strategies	0%
Russell Commodity Strategies Fund	0%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended October 31, 2011:

Investment Grade Bond Fund	$12,958,096
Global Infrastructure Fund	1,306,162

Please consult a tax adviser for any questions about federal or state income tax laws.

The Funds listed below paid foreign taxes and recognized foreign source income during the taxable year ended October 31, 2011. Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following per share amounts of foreign taxes paid and income earned from foreign sources:

Fund Name	Foreign Taxes Paid	Foreign Taxes Paid Per Share	Foreign Source Income	Foreign Source Income Per Share

Russell International Developed Markets Fund	$4,501,896	$0.0281	$130,177,255	$0.8112
Russell Global Equity Fund	1,799,559	0.0057	32,325,453	0.1015
Russell Emerging Markets Fund	5,207,261	0.0528	34,327,310	0.3482
Russell Global Infrastructure Fund	2,367,755	0.0291	24,108,338	0.2961

Pursuant to Section 852(b)(5)(A) of the Internal Revenue Code, the Russell Tax Exempt Bond Fund designates $17,144,810 of distributions from net investment income as exempt interest dividends during the taxable year ended October 31, 2011.

Tax Information	473

Russell Investment Company

Russell Funds

Basis for Approval of Investment Advisory Contracts — (Unaudited)

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract with each Money Manager of the Funds (collectively, the “portfolio management contracts”) at a meeting held in person on April 19, 2011 (the “Agreement Evaluation Meeting”). During the course of a year, the Trustees receive a wide variety of materials regarding the investment performance of the Funds, sales and redemptions of the Funds’ shares, management of the Funds by RIMCo and compliance with applicable regulatory requirements. In preparation for the annual review, the Independent Trustees, with the advice and assistance of their independent counsel, also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds; and (2) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and their respective operating expenses over various periods of time with other peer funds not managed by RIMCo, believed by the provider to be generally comparable in investment objectives to the Funds. In the case of each Fund, its other peer funds are collectively hereinafter referred to as the Fund’s “Comparable Funds,” and, with the Fund, such Comparable Funds are collectively hereinafter referred to as the Fund’s “Performance Universe” in the case of performance comparisons and the Fund’s “Expense Universe” in the case of operating expense comparisons. In the case of certain Funds, the Third-Party Information reflected changes in the Comparable Funds requested by RIMCo, which changes were noted in the Third-Party Information. The foregoing information requested by the Trustees or provided by RIMCo is collectively called the “Agreement Evaluation Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the Funds and other funds in the same complex with respect to services provided by RIMCo, RIMCo’s affiliates and each Money Manager. The Trustees received a memorandum from counsel to the Funds discussing the legal standards for their consideration of the continuations of the RIMCo Agreement and the portfolio management contracts, and the Independent Trustees separately received a memorandum regarding their responsibilities from their independent counsel.

On April 11, 2011, the Independent Trustees in preparation for the Agreement Evaluation Meeting met by conference telephone call to review Agreement Evaluation Information received to that date in a private session with their independent counsel at which no representatives of RIMCo or the Funds’ management were present and, on the basis of that review, requested additional Agreement Evaluation Information. At the Agreement Evaluation Meeting, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management, counsel to the Funds and independent counsel to the Independent Trustees. Presentations made by RIMCo to the Board as part of this review encompassed the Funds and all other RIMCo-managed funds for which the Board has supervisory responsibility. Following this review, but prior to voting, the Independent Trustees again met in executive session with their independent counsel to consider additional Agreement Evaluation Information received from RIMCo and management at the Agreement Evaluation Meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered RIMCo’s advice that the Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which, in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple unaffiliated Money Managers for all Funds except the Russell Money Market Fund (the “Money Market Fund”), which is currently managed by RIMCo.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for determining, implementing and maintaining the investment program for each Fund. Assets of each Fund generally have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Fund. RIMCo manages directly a portion of one Fund’s assets employing a “select holdings strategy,” as described below, and directly manages the investment of each Fund’s cash reserves. RIMCo also may manage directly any portion of each Fund’s assets that RIMCo determines not to allocate to the Money Managers and portions of a Fund during transitions between Money Managers. In all cases, assets are managed directly by RIMCo pursuant to authority provided by the RIMCo Agreement.

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Fund and for actively managing allocations and reallocations of assets among the Money Managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk-aware manner. Each Money Manager for a Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in a Fund. RIMCo is responsible for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Fund’s investment objective and policies; authorizing Money Managers to engage in certain investment strategies for a Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is

474	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

Russell Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

responsible for recommending to the Board additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of Money Managers is made not only on the basis of performance considerations but anticipated compatibility with other Money Managers in the same Fund. In light of the foregoing, the overall performance of each Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectuses for the Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Fund, rather than the investment selection role of the Funds’ Money Managers, and describe the manner in which the Funds operate so that investors may take that information into account when deciding to purchase shares of any such Fund. The Board further considered that Fund investors in pursuing their investment goals and objectives likely purchased their shares on the basis of this information and RIMCo’s reputation for and performance record in managing the Funds’ manager-of-managers structure.

The Board also considered the demands and complexity of managing the Funds pursuant to the manager-of-managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of the Funds and the likelihood that, at the current expense ratio of each Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of such Fund selected by shareholders in purchasing their shares.

In addition to these general factors relating to the manager-of-managers structure of the Funds, the Trustees considered, with respect to each Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1.	The nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund by RIMCo;

2.	The advisory fee paid by the Fund to RIMCo (the “Advisory Fee”) and the fact that it encompasses all investment advisory fees paid by the Fund, including the fees for any Money Managers of such Fund;

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund, including any administrative, transfer agent or cash management fees and fees received for management of securities lending cash collateral, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses incurred by the Fund; and

5.	Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund.

In evaluating the nature, scope and overall quality of the investment management and other services provided, and which are expected to be provided, to the Funds, including Fund portfolio management services, the Board inquired as to the continuing impact on the Funds’ operations of significant changes in RIMCo’s senior management and other personnel providing services to the Funds during 2009 and 2010 to the date of the Agreement Evaluation Meeting and the relocation of the Russell organization’s headquarters. At the Agreement Evaluation Meeting, senior representatives of RIMCo discussed these changes with the Board and assured the Board that such changes have not resulted in any diminution in the nature, scope or quality of the services provided to the Funds. The Board also discussed the impact of such changes on the compliance programs of the Funds and RIMCo with the Funds’ Chief Compliance Officer (the “CCO”) and received assurances from the CCO that such changes have not resulted in any diminution in the scope and quality of the Funds’ compliance programs.

As noted above, RIMCo, pursuant to the terms of the RIMCo Agreement, directly manages a portion — up to 10% — of the assets of the Russell U.S. Core Equity Fund (the “Participating Fund”) utilizing a select holdings strategy (the “select holdings strategy”), the actual allocation being determined by the Participating Fund’s RIMCo portfolio manager. The select holdings strategy utilized by RIMCo in managing such assets for the Participating Fund is designed to increase the Participating Fund’s exposure to stocks that are viewed as attractive by multiple Money Managers of the Participating Fund. The Board considered that the select holdings strategy initially was utilized for two other mutual funds under the management of RIMCo but did not achieve the objectives anticipated by RIMCo in respect of such funds and therefore was discontinued. Against this background, the Board reviewed the results of the select holdings strategy in respect of the Participating Fund during the past year. The Trustees considered that RIMCo is not required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy is utilized and that the profits derived by RIMCo generally and from the Participating Fund consequently may increase incrementally.

Basis for Approval of Investment Advisory Contracts	475

Russell Investment Company

Russell Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

The Board, however, also considered RIMCo’s advice that it pays certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and incurs additional costs in carrying out the select holdings strategy, the limited amount of assets that are managed directly by RIMCo pursuant to the select holdings strategy, and the fact that the aggregate investment advisory fees paid by the Participating Fund are not increased as a result of the select holdings strategy.

In evaluating the reasonableness of the Funds’ Advisory Fees in light of Fund performance, the Board considered that, in the Agreement Evaluation Information and at past meetings, RIMCo noted differences between the investment strategies of certain Funds and their respective Comparable Funds in pursuing their investment objectives, including fund strategies which seek to achieve a lower tracking error (i.e., the difference, whether positive or negative, between the return of a fund and its benchmark) and resulting lower return volatility than their Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain Funds during the periods covered by the Third-Party Information did result, in lower performance than that of some of their Comparable Funds. According to RIMCo, the strategies pursued by the Funds, among other things, are intended to result in less volatile, more moderate returns relative to each Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time, although Fund results in 2008 and early 2009 generally did not reflect uniform success in achieving lesser volatility.

With respect to the Funds’ Advisory Fees, the Third-Party Information showed that the Russell U.S. Value Fund, Russell Tax-Managed U.S. Mid & Small Cap Fund, Russell Global Equity Fund, Russell Emerging Markets Fund, Russell Tax-Managed U.S. Large Cap Fund, Russell Short Duration Bond Fund, Russell Global Opportunistic Credit Fund, Russell Commodity Strategies Fund, Russell Global Infrastructure Fund and the Russell Global Real Estate Securities Fund each had an Advisory Fee which on a contractual basis, an actual basis (i.e., giving effect to any voluntary fee waivers implemented by RIMCo and the advisers to such Fund’s Comparable Funds) or on both a contractual and actual basis was ranked in the fourth or fifth quintile of its Expense Universe. In these rankings, the first quintile represents funds with the lowest investment advisory fees among funds in the Expense Universe and the fifth quintile represents funds with the highest investment advisory fees among the Expense Universe funds. The comparisons were based upon the latest fiscal years for the Expense Universe funds. The Board considered that, with the exception of the Russell U.S. Value Fund, Russell Tax-Managed U.S. Mid & Small Cap Fund, Russell Global Equity Fund, Russell Emerging Markets Fund, Russell Tax-Managed U.S. Large Cap Fund, Russell Short Duration Bond Fund, Russell Global Opportunistic Credit Fund, Russell Commodity Strategies Fund and Russell Global Infrastructure Fund, each such Fund’s Advisory Fee was ranked within 5 basis points of the third quintile of its Expense Universe. In assessing the Funds’ Advisory Fees, the Board focused on actual Advisory Fees rather than contractual Advisory Fees. The Board further considered RIMCo’s explanation of the reasons for these Funds’ actual Advisory Fee rankings and its belief that the Funds’ Advisory Fees are reasonable notwithstanding such comparisons. With respect to the Russell U.S. Value Fund, the Board considered that RIMCo at the Agreement Evaluation Meeting announced the implementation of a 5 basis point non-contractual Advisory Fee waiver for the Fund.

In discussing the Funds’ Advisory Fees generally, RIMCo noted, among other things, that its Advisory Fees for Funds other than the Money Market Fund encompass services that may not be provided by investment advisers to the Funds’ Comparable Funds, such as cash equitization and management of portfolio transition costs when Money Managers are added, terminated or replaced. RIMCo also observed that its “margins” in providing investment advisory services to the Funds tend to be lower than competitors’ margins because of the demands and complexities of managing the Funds’ manager-of-managers structure, including RIMCo’s payment of a significant portion of the Funds’ Advisory Fees to their Money Managers.

The Board noted RIMCo’s advice that the services provided to the Funds pursuant to the RIMCo Agreement do not encompass cash management services and considered RIMCo’s belief that its Advisory Fees nevertheless are reasonable. The Board also noted that the Funds’ uninvested cash is “swept” into a pooled investment vehicle maintained by RIMCo and that RIMCo receives a separate investment advisory fee from that investment vehicle to manage its investment portfolio. The Board considered and relied upon views expressed by RIMCo and counsel to the Funds at the Agreement Evaluation Meeting and prior meetings regarding the appropriateness and permissibility of the separate advisory fees received by RIMCo from the investment vehicle and further considered that such fees, while being accrued on the books of the investment vehicle, are not being distributed to RIMCo pending resolution of certain issues raised by regulators.

The Board considered for each Fund whether economies of scale have been realized and whether the Advisory Fee for such Fund appropriately reflects or should be revised to reflect any such economies. In the case of each of the Russell Global Opportunistic Credit Fund, Russell Commodity Strategies Fund and Russell Global Infrastructure Fund, the Board considered the Fund’s limited operating history and opportunity for asset growth. The Board determined that, after giving effect to any applicable fee or expense caps, waivers or reimbursements, the Advisory Fee for each Fund appropriately reflected any economies of scale realized by that Fund, based upon such factors as the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Funds.

476	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

Russell Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

The Board considered, as a general matter, that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds and other RIC funds under the Board’s supervision are lower, and, in some cases, may be substantially lower, than the rates paid by RIC funds supervised by the Board, including the Funds. The Trustees considered the differences in the nature and scope of services RIMCo provides to institutional clients and the Funds. RIMCo explained, among other things, that institutional clients have fewer administrative needs than the Funds. RIMCo also noted that since the Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. In addition, RIMCo noted that the Funds are subject to heightened regulatory requirements relative to institutional clients. The Board noted that RIMCo provides office space and facilities to the Funds and all of the Funds’ officers. Accordingly, the Trustees concluded that the services provided to the Funds are sufficiently different from the services provided to the other clients that comparisons are not probative and should not be given significant weight.

With respect to the Funds’ total expenses, the Third-Party Information showed that the total expenses for the Russell U.S. Value Fund, Russell Short Duration Bond Fund, Russell Global Opportunistic Credit Fund, Russell Commodity Strategies Fund and Russell Global Infrastructure Fund each was ranked in the fourth or fifth quintile of its Expense Universe based upon the latest fiscal years for the Expense Universe funds. In these rankings, the first quintile represents the funds with the lowest total expenses among funds in the Expense Universe and the fifth quintile represents funds with the highest total expenses among the Expense Universe funds. In the case of each such Fund, a significant factor in the Fund’s total expense ranking was the Fund’s Advisory Fee when compared to the investment advisory fees of other Expense Universe funds. The Board considered RIMCo’s explanation of these rankings.

With respect to the Russell Short Duration Bond Fund, according to RIMCo, the Fund’s ranking reflected relatively high advisory fees and custody fees. RIMCo noted that a 5 basis points waiver was implemented on October 1, 2010 which would have brought the Fund’s total expenses to within 5 basis points of the third quintile of its Expense Universe at March 1, 2011. RIMCo expressed its belief that the Fund’s total expenses were reasonable in light of its performance but the Board determined to continue to monitor the Fund’s total expense levels.

With respect to the Russell Global Opportunistic Credit Fund, the Russell Commodity Strategies Fund and the Russell Global Infrastructure Fund, RIMCo expressed its belief that the Funds’ Expense Universes were not appropriate and that peer comparisons performed by RIMCo utilizing expense universes that, in its judgment, were more appropriate showed improved comparisons. The Board considered the limited operating history of each of these Funds and its limited opportunity for asset growth. In the case of the Russell Global Opportunistic Credit Fund, the Board considered RIMCo’s expectations that Money Manager fees will increase, resulting in a net margin that is one of the lowest among the Funds.

On the basis of the Agreement Evaluation Information, and other information previously received by the Board from RIMCo during the course of the current year or prior years, or presented at or in connection with the Agreement Evaluation Meeting by RIMCo, the Board, in respect of each Fund, found, after giving effect to any applicable waivers and/or reimbursements (1) the Advisory Fee charged by RIMCo was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Funds; (2) the relative expense ratio of the Fund was comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; (4) other benefits and fees received by RIMCo or its affiliates from the Funds were not excessive; and (5) RIMCo’s profitability with respect to the Fund was not excessive in light of the nature, scope and overall quality of the investment management and other services provided by RIMCo.

Although it regarded the 3-year performance of each of the Russell U.S. Value Fund, Russell U.S. Small & Mid Cap Fund, Russell U.S. Core Equity Fund and Russell U.S. Quantitative Equity Fund relative to its Performance Universe as disappointing, the Board concluded that, under the circumstances, the performance of each of the Funds was consistent with continuation of the RIMCo Agreement. With the exception of the Russell U.S. Quantitative Equity Fund, the performance of each of these Funds showed significant improvement for the 1-year period ended December 31, 2010, in line with expectations expressed to the Board by RIMCo as the market environment improved for the Fund’s Money Manager teams. The Board, in assessing the Funds’ performance, focused upon each Fund’s performance for the 1-, 3- and 5-year periods ended December 31, 2010 as most relevant.

In evaluating the performance of the Funds generally relative to their Comparable Funds, the Board, in addition to the factors described above, also considered RIMCo’s advice that many of the Funds’ Comparable Funds do not “equitize” their cash (i.e., cash awaiting investment or disbursement to satisfy redemptions or other fund obligations) and may hold large cash positions uninvested in their investment portfolios. By contrast, the Funds generally follow a strategy of equitizing their cash and fully investing their assets in pursuit of their investment objectives (the Funds’ strategy of equitizing cash and fully investing their assets is hereinafter referred to as their “full investment strategy”). In support of the Funds’ full investment strategy, RIMCo advised the Board of its belief that investors manage their own cash positions based upon their personal investment goals, strategies and risk tolerances and

Basis for Approval of Investment Advisory Contracts	477

Russell Investment Company

Russell Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

generally expect Fund assets to be fully invested. RIMCo noted that the Funds are distributed primarily through financial intermediaries who determine and manage clients’ cash positions rather than rely on the Funds to hold uninvested cash. RIMCo noted that the Funds’ full investment strategy generally will detract from relative performance in a declining market, such as 2008, but may enhance the Funds’ relative performance in a rising market, such as 2009 and 2010.

With respect to the Russell U.S. Value Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fifth quintile of its Performance Universe for each of the 3- and 5-year periods ended December 31, 2010, but that its performance was ranked in the third quintile of its Performance Universe for the 1-year period ended such date. In these rankings, the first quintile represents funds with the best performance among funds in the Performance Universe and the fifth quintile represents funds with the poorest performance among the Performance Universe funds. The Trustees considered, among other things, management’s belief that the Fund tends to have a deeper value orientation than its Comparable Funds, a tendency which led to greater Fund exposure to market segments that performed poorly during 2008, such as mortgage and housing related stocks. The Fund’s full investment strategy had a substantial negative impact on the Fund’s 2008 performance. RIMCo advised the Trustees that the Fund’s underperformance in 2008 significantly affected its performance relative to its Comparable Funds for the 3- and 5-year periods ended December 31, 2010.

With respect to the Russell U.S. Small & Mid Cap Fund, the Third-Party Information indicated that the Fund’s performance was ranked in the fifth and fourth quintiles of its Performance Universe for the 3- and 5-year periods ended December 31, 2010, respectively, but was ranked in the second quintile for the 1-year period ended such date. RIMCo noted that the Comparable Funds consist of funds investing in small cap stocks while the Russell U.S. Small & Mid Cap Fund invests in both small and mid cap stocks and is managed against a different index. In 2009, the Fund’s bias toward quality was a detractor from performance as speculative stocks outperformed. However, the Fund’s sector selections and capitalization positioning became positive factors as the economic outlook improved and investors in 2010 exhibited greater appreciation for higher quality companies with solid growth prospects trading at discounted valuations.

With respect to the Russell U.S. Core Equity Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile of its Performance Universe for the 3- year period ended December 31, 2010; but was ranked in the first and third quintile of its Performance Universe for the 1- and 5-year periods, respectively, ended such date. RIMCo noted that the Russell U.S. Core Equity Fund’s underperformance during 2008 had a significant negative impact on its performance for the 3- year period. RIMCo noted further that the Fund’s full investment strategy was a significant contributor to the Fund’s underperformance relative to its Comparable Funds in 2008. RIMCo expressed its belief that the Russell U.S. Core Equity Fund’s more active managers, who typically take more risk in their individual portfolios in order to achieve higher returns, were particularly affected by the risk-averse market environment of 2008. Lastly, RIMCo noted that a Money Manager change was made in March 2010.

With respect to the Russell U.S. Quantitative Equity Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fifth quintile of its Performance Universe for each of the 1- and 5-year periods ended December 31, 2010 and in the fourth quintile of its Performance Universe for the 3-year period ended such date. RIMCo expressed its belief that the methodology employed by the Third-Party Information provider in selecting Comparable Funds did not reflect the Fund’s strategy of reduced exposure to small/mid cap stocks and greater exposure to large cap stocks, although the Fund still would have underperformed relative to members of more appropriate peer groups. RIMCo noted that the Fund’s 3-year underperformance was driven by underperformance in 2009 and 2010. This underperformance largely was the result of significant swings in investor sentiment based upon macroeconomic news rather than company specific data, making a difficult environment for quantitative managers generally. While the environment for quantitative managers generally has been hostile, RIMCo expressed its view that the Fund’s Money Managers were particularly impacted. RIMCo reviewed changes made during 2010 and 2011 in the Fund’s Money Managers. In addition, RIMCo noted that the Fund’s underperformance in part reflected utilization of the select holdings strategy which magnifies downside risk in periods of underperformance. The select holdings strategy was discontinued in respect of this Fund in March 2011. RIMCo believes that the Fund will perform better with these changes.

In evaluating performance, the Board considered each Fund’s absolute performance and performance relative to appropriate benchmarks and indices in addition to such Fund’s performance relative to its Comparable Funds. In assessing the Funds’ performance relative to their Comparable Funds or benchmarks or in absolute terms, the Board also considered RIMCo’s stated investment strategy of managing the Funds in a risk-aware manner and the extraordinary capital market conditions during 2008 and early 2009 that continue to impact the Funds’ relative performance for the 3- and, where applicable, 5-year periods ended December 31, 2010.

After considering the foregoing and other relevant factors, the Board concluded that continuation of the RIMCo Agreement on its current terms and conditions would be in the best interests of each Fund and its respective shareholders and voted to approve the continuation of the RIMCo Agreement.

478	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

Russell Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

At the Agreement Evaluation Meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers, the Board received and considered information from RIMCo reporting, among other things, for each Money Manager, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. The Board received reports during the course of the year from the Funds’ CCO regarding each Money Manager’s compliance program. RIMCo recommended that each Money Manager be retained at its current fee rate. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation in light of the Board’s findings as to the reasonableness of the Advisory Fee paid by each Fund and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations, together with the Agreement Evaluation Information and other information received from RIMCo in support of its recommendations at the Agreement Evaluation Meeting, the Board concluded that the fees paid to the Money Managers of each Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management contract with each Money Manager of each Fund would be in the best interests of the Fund and its shareholders.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo’s recommendation, the portfolio management contract with any Money Manager that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund.

Subsequently, the Board of Trustees received the following proposals from RIMCo: (1) at a meeting held on May 24, 2011, to effect a money manager change for the Russell U.S. Small & Mid Cap Fund and the Russell Commodity Strategies Fund; (2) at a meeting held on June 30, 2011, to effect a money manager change for the Russell International Developed Markets Fund resulting from a change of control of one of the Fund’s Money Managers; and (3) at a meeting held on August 30, 2011, to effect a money manager change for the Russell International Developed Markets Fund. In the case of each such proposed change, the Trustees approved the terms of the proposed portfolio management contract based substantially upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc. the Fund’s underwriter; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 19, 2011 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money managers’ investment advisory fee is paid by RIMCo.

Basis for Approval of Investment Advisory Contracts	479

Russell Investment Company

Russell Funds

Shareholder Requests for Additional Information — October 31, 2011 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354; (ii) at www.russell.com; (iii) on the Securities and Exchange Commission’s website at www.sec.gov; and (iv) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Fund s maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended October 31, 2011 are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354; (ii) at www.russell.com; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

To reduce expenses, we may mail only one copy of the Funds’ prospectuses and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution.

Some Financial Intermediaries may offer electronic delivery of the Funds’ prospectuses and annual and semi-annual reports. Please contact your Financial Intermediary for further details.

480	Shareholder Requests for Additional Information

Russell Investment Company

Russell Funds

Disclosure of Information about Fund Trustees and Officers — October 31, 2011

(Unaudited)

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 40 funds, and Russell Investment Funds (“RIF”), which has 10 funds. Each of the trustees is a trustee of both RIC and RIF. The first table provides information for the interested trustee. The second table provides information for the independent trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers. Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Mr. Connealy has had experience with other investment companies and their investment advisers first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies, and has been determined by the Board to be an “audit committee financial expert,” as explained below; Mr. Fine has had financial, business and investment experience as a senior executive of a non-profit organization and previously, as a senior executive of a large regional financial services organization with management responsibility for such activities as investments, asset management and securities brokerage; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies; and Ms. Weston has had experience as a tax and corporate lawyer, has served as general counsel of several corporations and has served as a director of another investment company. Ms. Cavanaugh, the only interested trustee, has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer of the Funds, the Adviser and various affiliates of the Adviser providing services to the Funds, Ms. Cavanaugh is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the Funds.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEES
# Sandra Cavanaugh, Born May 10, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	President and Chief Executive Officer since 2010 Trustee since 2010	Appointed until successor is duly elected and qualified Until successor is chosen and qualified by Trustees	• President and CEO RIC and RIF • Chairman of the Board, President and CEO, Russell Financial Services, Inc. • Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”) • Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”)) • May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank • 2007 to January 2009, Senior Vice President, National Sales — Retail Distribution, JPMorgan Chase/ Washington Mutual, Inc. • 1997 to 2007, President — WM Funds Distributor & Shareholder Services/WM Financial Services	50	None

#	Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.

Disclosure of Information about Fund Trustees and Officers	481

Russell Investment Company

Russell Funds

Disclosure of Information about Fund Trustees and Officers, continued — October 31, 2011

(Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Thaddas L. Alston, Born April 7, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2006 Chairman of the Investment Committee since 2010	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	50	None

Kristianne Blake, Born January 22, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2000 Chairman since 2005	Appointed until successor is duly elected and qualified Annual	• Director and Chairman of the Audit Committee, Avista Corp. • Trustee and Chairman of the Operations Committee, Principal Investors Funds and Principal Variable Contracts Funds • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services) • February 2002 to June 2005, Chairman of the Audit Committee, RIC and RIF • Trustee and Chairman of the Operations and Distribution Committee, WM Group of Funds, 1999–2006	50

• Director, Avista Corp (electric utilities);

• Trustee, Principal Investors Funds (investment company);

• Trustee, Principal Variable Contracts Funds (investment company)

• Trustee, WM Group of Funds until 2006 (investment company)

Daniel P. Connealy, Born June 6, 1946 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2003 Chairman of Audit Committee since 2005	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc.	50	• Director, Gold Banc Corporation until 2006

Jonathan Fine, Born July 8, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2004	Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA	50	None

*	Each Trustee is subject to mandatory retirement at age 72.

482	Disclosure of Information about Fund Trustees and Officers

Russell Investment Company

Russell Funds

Disclosure of Information about Fund Trustees and Officers, continued — October 31, 2011

(Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES (continued)
Raymond P. Tennison, Jr., Born December 21, 1955 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2000 Chairman of the Nominating and Governance Committee since 2007	Appointed until successor is duly elected and qualified. Appointed until successor is duly elected and qualified	• Vice Chairman of the Board, Simpson Investment Company • Until November 2010, President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	50	None

Jack R. Thompson, Born March 21, 1949 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2005	Appointed until successor is duly elected and qualified	• September 2003 to September 2009, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds • September 2007 to September 2010 Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company)	50	• Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation until September 2010 (health products company) • Director, Sparx Asia Funds until 2009 (investment company)

Julie W. Weston, Born October 2, 1943 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2002	Appointed until successor is duly elected and qualified	• Retired • Chairperson of the Investment Committee until December 2009	50	None

*	Each Trustee is subject to mandatory retirement at age 72.

Disclosure of Information about Fund Trustees and Officers	483

Russell Investment Company

Russell Funds

Disclosure of Information about Fund Trustees and Officers, continued — October 31, 2011

(Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
TRUSTEES EMERITUS
* George F. Russell, Jr., Born July 3, 1932 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)); and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	50	None

Paul E. Anderson, Born October 15, 1931 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee Emeritus since 2007	Five year term	• President, Anderson Management Group LLC (private investments consulting) • February 2002 to June 2005, Lead Trustee, RIC and RIF • Trustee of RIC and RIF until 2006 • Chairman of the Nominating and Governance Committee 2006	50	None

*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers, Born December 16, 1966 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Compliance Officer since 2005	Until removed by Independent Trustees

• Chief Compliance Officer, RIC

• Chief Compliance Officer, RIF

• Chief Compliance Officer, RIMCo

• Chief Compliance Officer, RFSC

• Chief Compliance Officer, Russell Exchange Traded Funds Trust

• April 2002-May 2005, Manager, Global Regulatory Policy

Sandra Cavanaugh, Born May 10, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	President and Chief Executive Officer since 2010	Until successor is chosen and qualified by Trustees

• President and CEO, RIC and RIF

• Chairman of the Board, President and CEO, Russell Financial Services, Inc.

• Chairman of the Board, President and CEO, RFSC

• Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

• May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank

• 2007 to January 2009, Senior Vice President, National Sales — Retail Distribution, JPMorgan Chase/Washington Mutual, Inc.

• 1997 to 2007, President — WM Funds Distributor & Shareholder Services/WM Financial Services

Mark E. Swanson, Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees

• Treasurer, Chief Accounting Officer and CFO, RIC, RIF and Russell Exchange Traded Funds Trust

• Director, Funds Administration, RIMCo, RFSC, RTC and Russell Financial Services, Inc.

• Treasurer and Principal Accounting Officer, SSgA Funds

484	Disclosure of Information about Fund Trustees and Officers

Russell Investment Company

Russell Funds

Disclosure of Information about Fund Trustees and Officers, continued — October 31, 2011

(Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS (continued)
Peter Gunning, Born February 22, 1967 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Investment Officer since 2008	Until removed by Trustees	• Chief Investment Officer, RIC and RIF • Director, FRC • Chairman of the Board, President and CEO, RIMCo • 1996 to 2008 Chief Investment Officer, Russell, Asia Pacific

Mary Beth Rhoden, Born April 25, 1969 1301 Second Avenue, 18th Floor Seattle, WA 98101	Secretary since 2010	Until successor is chosen and qualified by Trustees

• 1999 to 2010 Assistant Secretary, RIC and RIF

• Associate General Counsel, FRC

• Secretary, RIMCo, RFSC and Russell Financial Services, Inc.

• Secretary and Chief Legal Officer, RIC, RIF and Russell Exchange Traded Funds Trust

Disclosure of Information about Fund Trustees and Officers	485

486	Adviser, Money Managers and Service Providers

Institutional Funds

Russell Investment Company

909 A Street, Tacoma, Washington 98402

(800) 787-7354

Interested Trustee

Sandra Cavanaugh

Independent Trustees

Thaddas L. Alston

Kristianne Blake

Daniel P. Connealy

Jonathan Fine

Raymond P. Tennison, Jr.

Jack R. Thompson

Julie W. Weston

Trustees Emeritus

George F. Russell, Jr.

Paul E. Anderson

Officers

Sandra Cavanaugh, President and Chief Executive Officer

Cheryl Wichers, Chief Compliance Officer

Peter Gunning, Chief Investment Officer

Mark E. Swanson, Treasurer and Chief Accounting Officer

Mary Beth Rhoden, Secretary

Adviser

Russell Investment Management Company

1301 Second Avenue

Seattle, WA 98101

Administrator and Transfer and Dividend Disbursing Agent

Russell Fund Services Company

1301 Second Avenue

Seattle, WA 98101

Custodian

State Street Bank and Trust Company

Josiah Quincy Building

200 Newport Avenue

North Quincy, MA 02171

Office of Shareholder Inquiries

1301 Second Avenue

Seattle, WA 98101

(800) 787-7354

Legal Counsel

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116-5021

Distributor

Russell Financial Services, Inc.

1301 Second Avenue

Seattle, WA 98101

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1420 5th Avenue

Suite 1900

Seattle, WA 98101

Money Managers as of October 31, 2011

Russell U.S. Core Equity Fund

BlackRock Capital Management, Inc., Wilmington, DE

Columbus Circle Investors, Stamford, CT

First Eagle Investment Management, LLC, New York, NY

Institutional Capital LLC, Chicago, IL

Lazard Asset Management, LLC, New York, NY

MFS Institutional Advisors, Inc., Boston, MA

Montag & Caldwell, Inc., Atlanta, GA

Schneider Capital Management Corporation, Wayne, PA

Snow Capital Management L.P., Sewickley, PA

Suffolk Capital Management, LLC, New York,

Russell U.S. Quantitative Equity Fund

Aronson+Johnson+Ortiz, LP, Philadelphia, PA

INTECH Investment Management LLC, West Palm Beach, FL

Jacobs Levy Equity Management, Inc., Florham Park, NJ

Numeric Investors LLC, Boston, MA

PanAgora Asset Management LLC, Boston, MA

Russell U.S. Growth Fund

Columbus Circle Investors, Stamford, CT

Cornerstone Capital Management, Inc., Bloomington, MN

Suffolk Capital Management, LLC, New York, NY

Sustainable Growth Advisers, LP, Stamford, CT

Russell U.S. Value Fund

DePrince, Race & Zollo, Inc., Winter Park, FL

Numeric Investors LLC, Boston, MA

Snow Capital Management L.P., Sewickley, PA

Systematic Financial Management, L.P., Teaneck, NJ

Russell U.S. Small & Mid Cap Fund

Chartwell Investment Partners, Berwyn, PA

ClariVest Asset Management LLC, San Diego, CA

DePrince, Race & Zollo, Inc., Winter Park, FL

Jacobs Levy Equity Management, Inc., Florham Park, NJ

Next Century Growth Investors, LLC, Minneapolis, MN

Ranger Investment Management, L.P., Dallas, TX

Signia Capital Management, LLC, Spokane, WA

Tygh Capital Management, Inc., Portland, OR

Russell International Developed Markets Fund

AQR Capital Management, LLC, Greenwich, CT

Axiom International Investors LLC, Greenwich, CT

del Rey Global Investors, LLC, Los Angeles, CA

Driehaus Capital Management LLC, Chicago, IL

Marsico Capital Management, LLC, Denver, CO

MFS Institutional Advisors, Inc., Boston, MA

Mondrian Investment Partners Limited, London, United Kingdom

Pzena Investment Management, LLC, New York, NY

William Blair & Company, LLC, Chicago, IL

Russell Global Equity Fund

GLG Inc., New York, NY

Harris Associates, L.P., Chicago, IL

MFS Institutional Advisors, Inc., Boston, MA

Sanders Capital, LLC, New York, NY

Tradewinds Global Investors, LLC, Los Angeles, CA

T. Rowe Price International, Inc., Baltimore, MD

Russell Funds

Russell Investment Company

1301 Second Avenue, Seattle, Washington 98101

(800) 787-7354

Russell Emerging Markets Fund

AllianceBernstein L.P., New York, NY

Arrowstreet Capital, Limited Partnership, Boston, MA

Delaware Management Company, a Series of Delaware Management Business Trust, Philadelphia, PA

Genesis Asset Managers, LLP, Guernsey, Channel Islands

Harding Loevner LP, Somerville, NJ

UBS Global Asset Management (Americas) Inc., Chicago, IL

Victoria 1522 Investments, LP, San Francisco, CA

Russell Tax-Managed U.S. Large Cap Fund

Armstrong Shaw Associates Inc., New Canaan, CT

J.P. Morgan Investment Management Inc., New York, NY

Palisades Investment Partners, LLC, Santa Monica, CA

Sands Capital Management, LLC, Arlington, VA

Sustainable Growth Advisers, LP, Stamford CT

Russell Tax-Managed U.S. Mid & Small Cap Fund

Chartwell Investment Partners, Berwyn, PA

Netols Asset Management, Inc., Mequon, WI

Parametric Portfolio Associates LLC, Seattle, WA

Summit Creek Advisors, LLC, Minneapolis, MN

Turner Investment Partners, Inc., Berwyn, PA

Russell Global Opportunistic Credit Fund

DDJ Capital Management, LLC, Waltham, MA

Oaktree Capital Management, L.P., Los Angeles, CA

Stone Harbor Investment Partners LP, New York, NY

Russell Strategic Bond Fund

Brookfield Investment Management Inc., New York, NY

Goldman Sachs Asset Management, L.P., New York, NY

Logan Circle Partners, L.P., Philadelphia, PA

Metropolitan West Asset Management, LLC, Los Angeles, CA

Pacific Investment Management Company LLC, Newport Beach, CA

Russell Investment Grade Bond Fund

Metropolitan West Asset Management, LLC, Los Angeles, CA

Neuberger Berman Fixed Income LLC, Chicago, IL

Pacific Investment Management Company LLC, Newport Beach, CA

Western Asset Management Company, Pasadena, CA

Western Asset Management Company Limited, London, England

Russell Short Duration Bond Fund

Logan Circle Partners, L.P., Philadelphia, PA

Pacific Investment Management Company LLC, Newport Beach, CA

Russell Tax Exempt Bond Fund

Delaware Management Company, a Series of Delaware Management Business Trust, Philadelphia, PA

Standish Mellon Asset Management Company LLC, Boston, MA

Russell Commodity Strategies Fund

Credit Suisse Asset Management, LLC, New York, NY

Goldman Sachs Asset Management, L.P., New York, NY

Jefferies Asset Management, LLC, Stamford, CT

Russell Global Infrastructure Fund

Cohen & Steers Capital Management, Inc., New York, NY

Macquarie Capital Investment LLC, New York, NY

Nuveen Asset Management, LLC (formerly FAF Advisors, Inc.) Chicago, IL

Russell Global Real Estate Securities Fund

AEW Capital Management, L.P., Boston, MA

Cohen & Steers Capital Management, Inc., New York, NY

INVESCO Advisers, Inc. which acts as a money manager to the Fund through its INVESCO Real Estate Division, Dallas, TX

Russell Money Market Fund

Russell Investment Management Company, Seattle, WA

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Adviser, Money Managers and Service Providers	487

Russell Investment Company	1301 Second Avenue	800-787-7354
	Seattle, Washington 98101	Fax: 206-505-3495
www.russell.com

36-08-019

2011 ANNUAL REPORT

LifePoints® Funds

OCTOBER 31, 2011

FUND	SHARE CLASS

Conservative Strategy Fund	A, C, E, R1, R2, R3, S

Moderate Strategy Fund	A, C, E, R1, R2, R3, S

Balanced Strategy Fund	A, C, E, R1, R2, R3, S

Growth Strategy Fund	A, C, E, R1, R2, R3, S

Equity Growth Strategy Fund	A, C, E, R1, R2, R3, S

2015 Strategy Fund	R1, R2, R3

2020 Strategy Fund	A, E, R1, R2, R3, S

2025 Strategy Fund	R1, R2, R3

2030 Strategy Fund	A, E, R1, R2, R3, S

2035 Strategy Fund	R1, R2, R3

2040 Strategy Fund	A, E, R1, R2, R3, S

2045 Strategy Fund	R1, R2, R3

2050 Strategy Fund	R1, R2, R3

2055 Strategy Fund	R1, R2, R3

In Retirement Fund	A, R1, R2, R3

Russell Investment Company

Russell Investment Company is a series investment company with 40 different investment portfolios referred to as Funds. These financial statements report on 15 of these Funds.

Russell Investment Company

LifePoints® Funds

Annual Report

October 31, 2011

Russell Investment Company - LifePoints® Funds.

Copyright © Russell Investments 2011. All rights reserved.

Russell Investments is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Financial Services, Inc., member FINRA and part of Russell Investments.

Indices and benchmarks are unmanaged and cannot be invested in directly. Returns represent past performance, are not a guarantee of future performance, and are not indicative of any specific investment. Index return information is provided by vendors and although deemed reliable, is not guaranteed by Russell Investments or its affiliates.

Russell Investments is the owner of the trademarks, service marks, and copyrights related to its respective indexes.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

To Our Shareholders

I am pleased to present you with Russell Investment Company’s 2011 Annual Report for the fiscal year ending October 31, 2011. Inside you’ll find portfolio management discussions and fund performance information.

Although 2011 proved to be a challenging year for world markets, all of us at Russell remain focused on our primary mission — improving financial security for people.

For over 75 years, we’ve helped clients invest in all kinds of markets throughout the market cycle. During good times and uncertain times, we are guided by the same disciplined, long-term investment approach. We conduct our own objective research of worldwide capital markets and independent money managers, which allows us to build portfolios with a global perspective.

This year we witnessed non-stop assaults on the world economy: an earthquake, tsunami and nuclear disaster in Japan; ongoing conflicts in the Middle East; a financial crisis in Europe centered in Greece, Italy and Spain; the downgrade of U.S. debt this summer; and continued market volatility throughout the fall.

As of December 9, 2011, the broad global equity market, represented by the Russell Global Index, was down 7.1% year-to-date. Market volatility has made the journey even more unsettling for many investors. To help you cope with such uncertain times, we suggest you work closely with your financial advisor.

Your advisor can help you focus on your investment goals and the plan to help you reach them. We also believe it’s important to talk with your advisor about the mix of investments in your portfolio to make sure you are comfortable with them and your investment time horizon.

Volatile markets — like those we’ve endured this year — are often driven by emotions in the short-term. Longer-term, we believe underlying fundamentals drive the market. This belief, along with a thoughtful plan and globally diversified portfolio, can help you look past the day-to-day market gyrations and help you reach your long-term goals.

From all of us at Russell Investments, thank you for the trust you have placed in our firm.

Best regards,

Sandra Cavanaugh

CEO, Americas Private Client Services

Russell Investment Management Company

To Our Shareholders	3

Russell Investment Company

Market Summary as of October 31, 2011 (Unaudited)

U.S. Equity Markets

The fiscal year ended October 31, 2011 saw another tumultuous period for the U.S. equity market. However, despite the high level of volatility, the Russell 1000® Index and the Russell 2000® Index rose 8.01% and 6.71%, respectively, over the one year period.

The U.S. equity market started off strong in 2011. Investor confidence was buoyed by the Federal Reserve’s second round of quantitative easing, which demonstrated the Federal Reserve’s willingness to take action to stimulate the U.S. economy. This, in combination with positive corporate earnings numbers, drove up both equity and real asset markets. The energy sector was the largest beneficiary of this expansion through late 2010 and early 2011, as rising crude oil prices contributed to rising share prices of oil producers and distributors. The strong performance of energy and other cyclically-oriented sectors resulted in factors such as high beta (a stock’s sensitivity to market movement) and high earnings variability being rewarded.

The strength of the U.S. equity market rally was underlined by six months of consecutive positive returns for U.S. large capitalization stocks, as the Russell 1000® Index rose 17.12% between November 2010 and April 2011. U.S. small capitalization stocks were even larger beneficiaries of investors’ elevated appetite for risk, with the Russell 2000® Index appreciating 23.73% over the same period.

Economic optimism began to ease in early 2011, beginning with concerns over oil prices in January, as prices continued to climb due to unrest across the Arab world. Beginning with the ousting of Tunisia’s president on January 14th, 2011, a number of Arab nations ruled by authoritarian regimes experienced popular uprisings in what became known as the “Arab Spring.” The initial upheaval in Tunisia and Egypt quickly led to the overthrow of both governments. However, unrest in Libya and growing concern about unrest in Saudi Arabia caused many investors to fear a potential oil supply disruption. While Saudi Arabia managed to avert a serious crisis, Libya disintegrated into civil war and this turmoil helped drive crude oil prices above $100 per barrel, a psychologically important number for investors.

With the market struggling to digest the potential impact of the “Arab Spring,” on March 11th, 2011, a large earthquake and tsunami ravaged a significant portion of Japan, the world’s third largest economy. The natural disaster devastated key parts of Japan’s industrial heartland, including the country’s automotive industry, and caused a nuclear crisis at the Fukushima nuclear plant. The Fukushima crisis fomented global criticism of nuclear power and provided a further tailwind to rising oil prices.

In the month following Japan’s disaster and bolstered by the ongoing war in Libya, West Texas Intermediate crude oil prices, which are a key input to U.S. gasoline prices, peaked at over $110 dollars a barrel. These were price levels not seen since the oil price rally of 2007. The negative economic impacts of such elevated prices on inflation and the consumer caused many investors and governments to become more concerned about the detrimental effect these prices would have on the fragile global economic recovery. In June 2011, the International Energy Agency released 60 million barrels of oil into the market in an effort to push oil prices down. This contributed to a decrease in oil prices over the following months. After leading markets during late 2010 and early 2011, energy stocks struggled throughout the second and third quarters of 2011 in response to lower oil prices and global economic concerns and were among the worst performing stocks in the Russell 1000® and Russell 2000® Indexes.

While economic concerns remained, the positive impact of lower oil prices on consumer spending and the diminishing risks of inflation provided investors with some hope that the global economic recovery could continue. However, the optimism quickly dissipated in June with the re-emergence of the European debt crisis, as Greek, Italian and Spanish bond yields rose rapidly. With fears that the sovereign debt contagion had spread to Italy and Spain, investors questioned the viability of both the Eurozone and the European Union.

Sovereign debt issues became the key market theme for the next several months. While Europe continued to be mired in uncertainty, the U.S. became the focal point of investor concern in late July and early August, as political contention over the budget deficit threatened to result in a U.S. government debt default. While this outcome was eventually

4	Market Summary

Russell Investment Company

Market Summary as of October 31, 2011, continued — (Unaudited)

avoided, the uncertainty resulted in Standards & Poor’s downgrade of U.S. sovereign debt from its prestigious AAA credit rating. This downgrade, along with weakening U.S. economic data such as disappointing housing data and increasing unemployment, was a catalyst for a U.S. equity market sell-off, which was further exacerbated by the political gridlock in Europe on a solution to the ongoing sovereign debt crisis. Consequentially, the Russell 1000® Index and the Russell 2000® Index both experienced one of the largest quarterly declines in their history, falling 14.68% and 21.87%, respectively.

The market’s focus on macroeconomic news, especially coming out of Europe, drove correlations among stocks higher and was a large determinant of overall market performance. The fear and macro-driven market environment during the second and third quarters of 2011 saw higher risk stocks penalized. Consequently, stocks perceived to be sensitive to economic growth, including those with higher betas and more cyclical earnings patterns, struggled. Investors sought stocks in categories that are traditionally viewed as “safe” investments, such as consumer staples and utilities. As a result, stocks with low volatility and high dividend yields performed best, as investors looked to reduce their sensitivity to a potentially weakening economic environment.

While the sell-off pushed the market into bear market territory, October saw the U.S. equity market rebound as fears about another global economic meltdown eased. Many market commentators viewed the magnitude of the rebound as the result of the deeply depressed valuations witnessed in September. The dividend yield on the Russell 1000® Index and the S&P 500® Index both surpassed the yield on 10-Year Treasury notes. Investors began to look toward companies with historically low price-to-earnings and price-to-book ratios and some investors became increasingly willing to pay more for higher growth stocks. With economic data showing positive but slow economic growth and European governments making progress on the sovereign debt crisis, market fears declined through October. As a result, the Russell 1000® Index and the Russell 2000® Index rose 11.21% and 15.14% in October, respectively.

The overall style environment during the year favored growth managers. The Russell 1000® Growth Index returned 9.92% and the Russell 1000® Value Index returned 6.16%. As the market struggled during the second and third quarters of 2011, growth managers were better able to limit losses. Quality elements of many growth managers’ processes, including looking for highly profitable stocks and companies with low amounts of debt, were beneficial to performance. Some more cyclical exposures that are commonly held among value mangers, including high earnings variability, leverage and low valuations, all provided headwinds to performance during the fiscal year.

Non-U.S. Developed Equity Markets

For the fiscal year ended October 31, 2011, the non-U.S. equity market as measured by the Russell Developed ex-U.S. Large Cap® Index (the “Index”) was down 3.60%. The period was marked by volatile swings in stock prices and a series of unfavorable global developments. With the depressed U.S. housing market continuing to negatively affect the global economy and an increasingly difficult credit crisis gripping Europe, Japan’s earthquake and tsunami dealt a serious blow to Japan’s already struggling economy and added to the difficult global market environment. Japan’s earthquake severely damaged its Fukushima nuclear power facility, and the economic ripple effects of the nuclear disaster were evident in major changes to national energy policies and global supply chains, most notably in the global auto and technology industries. With the added threats of mounting inflationary pressures in emerging markets due to rising commodity prices, including food and energy, and civil unrest in the Middle East, investors grew increasingly risk averse as 2010 progressed.

Amidst the uncertainty in the global economy, corporate earnings proved resilient through the period as expectations for sharp deterioration in earnings were not realized. The European Union’s decision to write down Greece’s debt and the recapitalization of most European banks provided support for the down markets. Markets rallied in October on assurances from the European Union that it would reach a successful resolution of the sovereign debt crisis, mitigating the 12% decline of stocks as measured by the Index through September.

Over the fiscal year, U.S. dollar weakness versus other major currencies exacerbated the impact of falling international equity market performance for U.S. dollar investors. The Index fell more than 6% in local currencies. The U.S. Federal Reserve’s first and second rounds of quantitative easing (a form of monetary policy used to increase the money supply

Market Summary	5

Russell Investment Company

Market Summary as of October 31, 2011, continued — (Unaudited)

through the Federal Reserve’s purchase of government securities or other securities from the market), combined with indications that there could be more rounds of such activity to come, kept the dollar down for much of the period, even as the global market’s flight to quality continued to support U.S. debt issuance at historically low yields.

In a world increasingly concerned with flagging economic growth, investors gravitated to areas of the market most likely able to sustain growth in a weak global economy. This favored stable growth sectors such as consumer staples and health care and growth oriented investment strategies in general. The Russell Developed ex-U.S. Large Cap Growth® Index ended the 12-month period down only 0.04%. In contrast, the Russell Developed ex-U.S. Large Cap Value® Index was down more than 12%, with its heavy exposure to financial stocks a major factor in its underperformance.

Regionally, the United Kingdom (U.K.) and Japan offered some downside protection to market declines. The U.K. is home to many of the world’s largest consumer staples, health care and energy companies. Unilever, British American Tobacco, GlaxoSmithKline, British Petroleum and Shell are the types of stable earning companies investors favored during the period. U.K. stocks in the Index managed to gain 1.11%, aided by a strengthening British pound. Japan’s geographic and economic distance from Europe was potentially its biggest asset. Japanese share prices started the period at depressed levels, leaving investors more willing to invest in Japan as a relatively safe haven from European shares. Japanese shares ended the period down 0.48% in U.S. dollars as measured by the Index. A strengthening yen continued to challenge Japanese export companies, but benefited foreign investors. The Japanese market was down nearly 4% in yen terms as measured by the Index.

The Asia/Pacific ex-Japan region was down 5.48% for the period as measured by the Index. Investors in the Asia/Pacific region were concerned with slowing global economic growth and its potential impact on commodity producing countries, notably Australia. However, the stock markets of the commodity-producing countries held up somewhat better for U.S. dollar investors who benefited from the appreciation of those markets’ currencies relative to the U.S. dollar. Australia’s 2.97% U.S. dollar gain helped offset weakness elsewhere in the region, particularly in Hong Kong where stocks fell nearly 9% on concerns that China’s anti-inflationary measures would cause an economic slowdown.

The Europe ex-U.K. region was also down for the period. Europe’s primary concern was the increasing risk of a sovereign debt default in Greece, Ireland, Italy, Portugal, and Spain. This was seen as a threat to the survival of the European Union, as the economically healthier nations would be forced to bail out their more fiscally stressed members. While the stock markets of the distressed European nations fell most dramatically, led by the nearly 55% drop in the value of Greek shares, the stock markets of Germany and France also reflected the strains, and ended the period down 6.83% and 10.77%, respectively, as measured by the Index.

These concerns in Asia/Pacific ex-Japan and Europe ex-U.K. were reflected in the sector performance. The more defensive sectors, such as consumer staples, health care and telecommunications, led the non-U.S. equity market in the August and September sell off, as consumer staples gained 8.90% for the period as measured by the Index. Sectors most dependent on economic growth made a strong comeback in October, and energy stocks gained more than 17%, resulting in the energy sector being the best performing sector for the one-year period. Overall, the energy sector gained 12.90% for the period as measured by the Index. However, losses in other sectors dependent on economic growth continued. The stresses facing the global financial sector, including persistent weakness in the U.S. housing/mortgage market, exposure to distressed sovereign debts, and the additional threats of high unemployment and anemic capital markets, contributed to the financial sector being the worst performer for the period, down more than 9% overall despite a nearly 12% gain in October as measured by the Index. European bank stocks were down due to fears that European banks’ holdings of Greek debt and the sovereign debt of other overly leveraged countries might result in their collapse. Financial stocks globally were also under pressure throughout the period, with concerns ranging from persistent weakness in the U.S. housing, labor, and investment markets to a potential real estate bubble in China. The materials sector was also down for the period due to slower growth in the developed economies and slowing growth in China. The material sector finished the period down 3.45% as measured by the Index.

Emerging Markets

The Russell Emerging Markets® Index (the “Index”) was down 8.0% over the fiscal year ended October 31, 2011. The period was characterized by high levels of volatility and macro-economic events that impacted the market, such as

6	Market Summary

Russell Investment Company

Market Summary as of October 31, 2011, continued — (Unaudited)

Middle East conflict in early 2011 and the European sovereign debt crisis in August and September 2011. Inflationary pressures, a theme continued from 2010, remained strong during the most of the fiscal year. However, emerging market central banks raised interest rates to contain inflation and emerging markets’ currencies appreciated in value relative to the U.S. dollar until the summer of 2011, when, driven by market fears, investors redeemed capital out of emerging markets, causing a market decline. After late summer 2011, as concerns regarding inflation decreased, emerging markets eased their anti-inflationary monetary policies, providing some relief to their capital markets. However, inflationary concerns were replaced with concerns regarding slowdown of global demand and the negative effect on economic growth.

In November and December of 2010, the Index gained 4.63%. This was in part due to a second round of quantitative easing by the U.S. Federal Reserve, which provided liquidity in the market and prompted some investors to turn to emerging markets in search of superior returns. In early 2011, investors lost some of their appetite for emerging market stocks, as pro-democracy movements swept through oil-producing regions in North Africa and the Middle East. This pushed up the price of crude oil, prompted worries about global economic growth, and served as a reminder of the political risks that can accompany investments in emerging markets. Investors’ risk appetite was further diminished by an earthquake, tsunami and nuclear disaster in Japan, which disrupted global manufacturing supply chains. The Index held up relatively well in the first quarter 2011 given the magnitude of these events, returning 1.41% over that period.

During the second quarter of 2011, rising prices, particularly of food and energy, became a concern for policymakers in the developing world. Central banks in emerging markets weighed the need to control inflation against the possibility of encouraging destabilizing capital inflows from developed markets, where interest rates remained at or close to historic lows. Despite these concerns, policymakers across the developing world opted to increase interest rates. While this strengthened the currencies of some countries, equity markets suffered as a result of the increases and the Russell Emerging Markets® Index declined 0.85% during the quarter.

The third quarter of 2011 was characterized by a deepening sovereign debt crisis in Europe, caused by the excessive debt of Greece and other European countries. By September, the International Monetary Fund (“IMF”) warned that the global economy had entered a “dangerous new phase.” IMF estimates showed that the chance of a serious slowdown in the global economy had doubled since earlier in the year. In a reminder that slowdown in the developed world carried risks for emerging markets, the IMF also warned that the developing world faced the risk of sharp reversals or even a sudden stop in economic growth. The overall effect of this economic uncertainty was a sharp rise in risk aversion during the third quarter of 2011, which caused investors to flee from emerging market equities in favor of safe-haven investments such as U.S., German and United Kingdom government bonds. The Index declined 22.38% during the third quarter. The Index recovered 14% in October, as a resolution to the European debt crisis seemed possible.

Russia was the best performing emerging market in the European region during the period, gaining 1.86% as measured by the Index. A 30% rise in the price of crude oil contributed to the gain, as energy companies comprise a large percentage of the Russian market. Performance in other European emerging markets was less strong. The Hungarian market fell by 34.15% as measured by the Index as its sovereign-debt crisis deepened. The problem was intensified when Hungary’s currency, the forint, fell to a record low against the Swiss franc, which is the currency in which most Hungarian mortgages are denominated. The Turkish stock market fell by 32.5% as measured by the Index as investors grew concerned that Turkey’s central bank was failing to address the country’s widening current-account deficit. Turkey’s foreign trade deficit, the key driver of the country’s increasing current account gap, grew 55% over the period, fueling market concerns that Turkish policy makers have failed to manage the fast-growing economy.

In Latin America, the Mexican market experienced a 1.6% loss as measured by the Index. High oil prices (which caused higher transportation costs) made Mexico’s proximity to the United States more valuable, while a fall in the peso made the country’s exports more competitive. Other Latin American markets followed the global trend downward due to the lower price of some mined commodities such as copper, since mined commodities represent a significant portion of the exports of some Latin American economies. The Chilean market, an important copper exporter, fell 16.3% as measured by the Index. The one-year period also saw a dramatic change in Brazil’s monetary policy. Initially, the Brazilian interest rate was raised in an effort to control inflation. By August, however, Brazilian policymakers were lowering interest rates

Market Summary	7

Russell Investment Company

Market Summary as of October 31, 2011, continued — (Unaudited)

in order to shield the country’s economy from an expected global slowdown. By the end of October, Brazilian industrial output had contracted for two consecutive quarters, prompting recession worries.

In Asia, there was significant difference in country-by-country performance. South Korea was the standout performer, gaining 5.7% as measured by the Index. South Korea’s strong performance stood in contrast to weakening in two of Asia’s larger markets, as India and China were down 21.74% and 16.37%, respectively, as measured by the Index. The Reserve Bank of India undertook the fastest interest rate increase in its history and thirteen consecutive interest rate hikes took India’s interest rate to 8% by the end of the period. In China, inflation hit a 37-month-high in July, even as the central bank raised interest rates. Chinese policymakers also increased the required reserve ratio for banks on multiple occasions, prompting renewed fears of a ‘hard landing’ in the Chinese economy. Small Southeast Asian countries also performed strongly. Philippines and Indonesia gained 6.03% and 5.75%, respectively, as measured by the Index. Southeast Asian cement companies did well and the region also benefited from the recovery in commodity prices during October 2011.

At the sector level, materials and processing was the best performing sector, gaining 4.34% during the fiscal year as measured by the Index. Cement companies in Asia (excluding India) did particularly well as infrastructure expenditures continued in these economies. India, while also benefiting from infrastructure expenditures, was already facing expensive valuations and the overall negative market sentiment dominated industry level performance. The technology sector also outperformed the Index (gaining 3.20% as measured by the Index), as companies in Korea and Taiwan benefited from manufacturing components of successful technology products in the U.S. such as the iPhone.

U.S./Global Fixed Income Markets

The fiscal year ended October 31, 2011 started off strong for fixed income markets, with the continuation of the global credit rally. Fixed income sectors that carry credit risk (i.e., credit sectors) generally outperformed similar duration U.S. Treasury securities. However, investors became increasingly pessimistic starting in May, when negative economic data caused investors to revise growth forecasts downward. The less optimistic growth outlook started a flight-to-quality trend, which led to substantially positive performance for U.S. Treasuries, while nearly all other fixed income sectors suffered. This dynamic persisted until a rebound in October 2011. For the fiscal year ended October 31, 2011, the Barclays Capital U.S. Aggregate Bond Index and the BofAML Global High Yield Index returned 5.00% and 3.47%, respectively.

The fiscal year started with the announcement of further quantitative easing by the Federal Reserve (the “Fed”), whereby the Fed intended to buy $600 billion in long-term U.S. Treasury securities. The intent of the quantitative easing program was to keep long-term interest rates low to help support the credit and housing markets. However, investors were more concerned with the inflationary effects of further easing and Treasury yields increased across the maturity spectrum (i.e., prices of Treasury securities declined). Credit sectors did well as the economy showed signs that it was stabilizing, which lead to economic growth forecasts that generally supported the performance of riskier assets. With Treasury prices falling and a continued market demand for riskier credit sector securities, credit sectors generally outperformed similar duration Treasuries through May 2011.

Despite the positive environment for riskier credit sectors during the first half of the year, developments abroad dampened investor optimism. In January, the markets focused on Egypt as an uprising of civil resistance resulted in protests, labor strikes and demonstrations in an effort to overthrow the Egyptian president. In February, while the Egyptian protests continued, the markets simultaneously focused their attention on the violent civil war in Libya. With Libya being a large producer of the world’s oil supply, investors had concerns over the Libyan civil war’s impact on oil prices, which rose 10% from the end of February through April as measured by the price change in West Texas Intermediate Crude Oil futures contracts.

The non-agency mortgage sector performance was generally strong during the first half of the year. In April, the Fed began selling sub-prime securities that were acquired from American International Group in 2008 and held in a trust called Maiden Lane II. The initial sales were received well by investors, who welcomed the additional supply in the marketplace as the non-agency mortgage market had been shrinking with little to no new issuance since the start of the financial crisis. However, the Fed announced an indefinite halt to the Maiden Lane II sales in June after watching the

8	Market Summary

Russell Investment Company

Market Summary as of October 31, 2011, continued — (Unaudited)

market prices for sub-prime mortgages drop materially since the initial sales due to a drawn out sales process. The sale of the Maiden Lane II assets involved frequent periodic sales that gave little time for investors to analyze and value the securities being sold, which dampened investors demand. The overall impact of the Fed’s sales was mixed as it demonstrated that there was pent-up demand for non-agency mortgages but also revealed the limits of the incremental demand and ultimately left non-agency mortgage prices lower.

The second half of the fiscal year was much more unfavorable than the first half. While credit sectors were able to push through many headwinds in the first half of the year, they began to underperform similar duration Treasury securities in May as investors started to lose optimism given the growing concerns over the European debt crisis, slowing U.S. economic growth, stagnant job market and negative housing market news. A renewed focus on these concerns sparked a flight-to-quality whereby investors sought the safety and liquidity of Treasuries over riskier credit sectors. Consequently, despite the formal end of the Fed’s quantitative easing in June, Treasury securities remained in demand and Treasury yields across all parts of the yield curve continued to decline.

Given the flight-to-quality and concerns over the negative impact of the European debt crisis on financial companies, financial-related corporate bonds performed poorly compared to non-financial corporate bonds. Generally, investors perceived non-financial corporate bond sub-sectors, such as industrials and utilities, to be less tied to the European debt crisis. Broadly, corporate bonds continued to exhibit low default rates and strong fundamentals, as many corporate bond issuers were able to refinance their debt after the peak of the financial crisis in 2008, putting them in a better financial position to repay their corporate debt going forward.

In July, concerns regarding a possible default and/or downgrade of U.S. government debt increased due to political gridlock and the possibility that the U.S. debt ceiling would not be raised in time to prevent a default. Ultimately, the debt ceiling was raised. However, Standard and Poor’s downgraded the U.S. debt rating to AA+ from the highest rating of AAA. Generally, a rating agency downgrade signals increased credit risk, which typically leads to higher yields to compensate investors for the additional risk. However, with serious concerns about the European debt crisis, U.S. Treasury securities reinforced their status as the world’s safe haven asset and saw their yields decline following the ratings downgrade. The dramatic flight-to-quality in early August caused Treasury yields to drop to historically low levels while credit sector yields lagged considerably or even rose in some instances.

With investors on edge and fearing the possibility of a recession, the Fed explicitly stated its intent to keep short-term interest rates low until at least mid-2013. Additionally, in September, the Fed formally announced a stimulus program to sell $400 billion in Treasury securities with maturities less than 3 years while purchasing the same amount in Treasury securities with maturities longer than 6 years. This was designed to lower longer term interest rates without the Fed having to take on additional debt. While the structure of the program was largely anticipated, investors underestimated its size. Thus, after the announcement, long term Treasury bonds saw a downward correction in yield to reflect the amount of the Fed’s buying. In addition, investors were surprised by the Fed’s simultaneous announcement of its intent to reinvest principal payments from its agency debt and agency mortgage-backed securities holdings back into agency mortgages-backed securities. This reinvestment plan was designed to keep mortgage rates low by creating demand for mortgage securities, thereby encouraging lenders to issue more mortgages to borrowers. This led to more divergent performance within agency mortgages depending on coupon and maturity date.

The fiscal year ended on a high note in October with better than expected economic data and positive developments around the European debt crisis. Non-farm payrolls bested consensus estimates at the end of September and preliminary estimates for third quarter GDP were nearly double the previous quarter. Consequently, investors were less pessimistic about both the U.S. and global economy, leading to credit sectors materially outperforming similar duration Treasuries. However, investors still remained cautious on the long term outlook given the lack of a long term solution for the European debt crisis. In addition, ratings agencies were active in October, downgrading European banks as well as the sovereign debt ratings of Italy and Spain.

Market Summary	9

Russell Investment Company

Conservative Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

Conservative Strategy Fund - Class A ‡
	Total Return
1 Year	(3.85)%
5 Years	2.75	%§
10 Years	3.70	%§

Conservative Strategy Fund - Class C
	Total Return
1 Year	1.33%
5 Years	3.20	%§
10 Years	3.54	%§

Conservative Strategy Fund - Class E
	Total Return
1 Year	2.01%
5 Years	3.96	%§
10 Years	4.31	%§

Conservative Strategy Fund - Class R1 ‡‡
	Total Return
1 Year	2.51%
5 Years	4.27	%§
10 Years	4.59	%§

Conservative Strategy Fund - Class R2 ‡‡‡
	Total Return
1 Year	2.19%
5 Years	3.98	%§
10 Years	4.33	%§

Conservative Strategy Fund - Class R3 ‡‡‡‡
	Total Return
1 Year	1.99%
5 Years	3.75	%§
10 Years	4.09	%§

Conservative Strategy Fund - Class S
	Total Return
1 Year	2.32%
5 Years	4.25	%§
10 Years	4.58	%§

Barclays Capital U.S. Aggregate Bond Index **
	Total Return
1 Year	5.00%
5 Years	6.41	%§
10 Years	5.46	%§

BofA Merrill Lynch 1-3 Yr US Treasuries Index ***
	Total Return
1 Year	1.08%
5 Years	3.77	%§
10 Years	3.22	%§

10	Conservative Strategy Fund

Russell Investment Company

Conservative Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The Conservative Strategy Fund (the “Fund”) seeks to provide high current income and low long term capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2011?

For the fiscal year ended October 31, 2011, the Conservative Strategy Fund’s Class A, Class C, Class E, Class R1, Class R2, Class R3 and Class S Shares gained 1.98%, 1.33%, 2.01%, 2.51%, 2.19%, 1.99% and 2.32%, respectively. This is compared to the Barclays Capital U.S. Aggregate Bond Index, which gained 5.00% during the same period.

For the fiscal year ended October 31, 2011, the Lipper® Mixed Asset Target Allocation Conservative Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, lost 0.80%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s performance includes operating expenses, whereas the index returns are unmanaged and do not include expenses of any kind. The Fund’s underperformance relative to the Barclays Capital U.S. Aggregate Bond Index was due to the Fund’s exposure to both active fixed income management, which in aggregate underperformed the Barclays Capital U.S. Aggregate Bond Index due to riskier out-of-benchmark positions, and to equity investments, particularly global investment mandates.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

As the fiscal year began with hopes for a continued economic recovery from the 2008 financial crisis, the Underlying Funds’ money managers took pro-recovery bets early in the fiscal year. This was evident in both equity managers that picked high-risk stocks relative to the benchmark in sectors such as financials and consumer discretionary as well as fixed income managers that chose riskier out of benchmark positions. However, as the year progressed, the market grew concerned with economic and political events within the United States, Europe and emerging markets and money managers became focused on prudently reducing risk while also attempting to maintain exposure to factors that drive excess returns. This strategy allowed for strong returns in October 2011, as markets rallied.

All but two of the Underlying Funds (which are designed to represent individual asset classes) underperformed the Barclays Capital U.S. Aggregate Bond Index. In the fixed income Underlying Funds, the Russell Short Duration Bond Fund, Russell Investment Grade Bond Fund and Russell Strategic Bond Fund all underperformed the Barclays Capital U.S. Aggregate Bond Index. This was due to their preference for out-of-benchmark allocations to non-Treasury fixed income securities, such as investment grade financials, high yield corporate bonds and non-agency mortgage-backed securities. These positions suffered due to the European sovereign debt crisis, as well as the Federal Reserve (the “Fed”) selling its Maiden Lane II non-agency mortgage portfolio in April 2011, which decreased prices for these securities. The Russell Global Opportunistic Credit Fund underperformed the Fund’s benchmark due to exposure to emerging market debt, which suffered due to macro-economic risk aversion. The Russell International Developed Markets Fund and Russell Global Equity Fund also underperformed the Fund’s benchmark. Their underperformance was also driven by macro-economic risk aversion resulting in a flight from international countries with riskier markets to traditionally safe equities. In the U.S. equity Underlying Funds, the Russell U.S. Quantitative Equity Fund had the strongest outperformance of all the Underlying Funds against the Barclays Capital U.S. Aggregate Bond Index. This was due to the fund’s money managers identifying attractive factor cross-sections. The Russell U.S. Core Equity Fund was the only other fund to outperform the Barclays Capital U.S. Aggregate Bond Index. This fund benefited from a pro-recovery position in October 2011, which offset losses from earlier in the year. Macro-economic fears caused a large real-estate pull back with limited consideration of net asset value differences across companies, sectors, countries and regions. This led to the Russell Global Real Estate Securities Fund underperforming the Fund’s benchmark. Similar macro-economic fears led to lower aggregate demand for real assets, which detracted from the performance of the Russell Global Infrastructure Fund and the Russell Commodity Strategies Fund. The Russell Commodity Strategies Fund underperformed the Barclays Capital U.S. Aggregate Bond Index. The Russell Global Infrastructure Fund lagged the Barclays Capital U.S. Aggregate Bond Index due to positions in Europe and emerging markets experiencing lower demand.

How did the investment strategies and techniques employed by the Fund and the money managers of the Underlying Funds affect the Fund’s performance?

The Fund’s allocation to the fixed income Underlying Funds during the fiscal year ranged from 37.7% to 38% invested in the Russell Strategic Bond Fund, 20% invested in the Russell Investment Grade Bond Fund, 18% invested in the Russell Short Duration Bond Fund and 2% invested in the Russell Global Opportunistic Credit Fund. In aggregate, the fixed income asset class underperformed the Barclays Capital U.S. Aggregate Bond Index. This was primarily due to these Underlying Funds holding riskier out-of-benchmark debt, which underperformed due to the macroeconomic pullback and European sovereign debt crisis. The Russell Strategic Bond

Conservative Strategy Fund	11

Russell Investment Company

Conservative Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

Fund suffered due to overweight positions to investment grade financials, high yield corporate bonds and non-agency mortgages. The Russell Global Opportunistic Credit Fund underperformed due to emerging market debt exposure, as these markets suffered from investors’ risk off sentiment.

The international equity Underlying Funds experienced high levels of volatility and both underperformed the Barclays Capital U.S. Aggregate Bond Index. The Fund’s allocations to the Russell International Developed Markets Fund and Russell Global Equity Fund were both 5% during the period. These funds’ investment strategies do not emphasize downside protection, risk aversion or defensiveness and their performance was negatively affected by macro-economic events, the weak performance of emerging markets and the resulting flight to safety. The Russell International Developed Markets Fund was not sufficiently defensive for a market environment marked by fear and skepticism, and its emphasis on companies with higher rates of earnings growth proved disadvantageous as generalized skepticism towards growth prospects weighed on share prices. The Russell Global Equity Fund suffered from poor stock picks within the energy, consumer discretionary and financials sectors.

The U.S. equity Underlying Funds were positioned aggressively (e.g., greater volatility and focus on global equity). The Fund’s allocation to the Russell U.S. Core Equity Fund ranged from 3% to 3.3% and the Fund’s allocation to the Russell U.S. Quantitative Equity Fund was 3% during the period. These were the two strongest performing Underlying Funds and the only two that outperformed the Barclays Capital U.S. Aggregate Bond Index. The Russell U.S. Core Equity Fund benefited from its pro-recovery positioning in late 2010 and early 2011, though despite the fund’s more defensive tactical positioning during the worst period of 2011, a remaining exposure to stocks with higher betas and stocks with more cyclical earnings patterns detracted from its performance. The U.S. Quantitative Fund was rewarded for its neutral exposure to risk and overweight exposure to quality, as the rotation by investors away from risk was accompanied by a rotation towards quality based factors (e.g., return on equity, return on assets and earnings stability).

The Fund’s allocation to real asset Underlying Funds during the fiscal year was 2% invested in the Russell Global Real Estate Securities Fund, 2% invested in the Russell Global Infrastructure Fund and 2% invested in the Russell Commodity Strategies Fund. All three funds underperformed the benchmark, with the Russell Global Real Estate Securities Fund posting absolute negative returns and the other two posting absolute positive returns. Stock selection within the U.S., Hong Kong and Japan significantly detracted from the Russell Global Real Estate Securities Fund’s performance, as well as exposures to more cyclically-exposed sectors.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

As of March 1, 2011, RIMCo has the discretion to modify the target allocation of the Fund by up to +/- 3% at the equities, fixed income or real asset category level based on RIMCo’s assessment of relative market valuation of the asset classes represented by each Underlying Fund. As a global recovery was forecasted into the second quarter of 2011, RIMCo modified the Fund’s target allocation in favor of U.S. equities on March 10, 2011. This consisted of a reallocation from the Russell Strategic Bond Fund in favor of the Russell U.S. Core Equity Fund. As a result, the Fund’s allocation to the Russell Strategic Bond Fund decreased from 38% to 37.7% and the Fund’s allocation to the Russell U.S. Core Equity Fund increased from 3% to 3.3%. On August 31, 2011, the allocations to both funds were changed back to their target allocations.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2001.

**	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities

***	BofA Merrill Lynch 1-3 Yr US Treasuries Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.

‡	The Fund first issued Class A Shares on March 3, 2003. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡	The Fund first issued Class R1 Shares on December 29, 2006. The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.

‡‡‡	The Fund first issued Class R2 Shares on March 29, 2006. The returns shown for Class R2 Shares prior to that date are the returns of the Fund’s Class E Shares.

‡‡‡‡	Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12	Conservative Strategy Fund

Russell Investment Company

Conservative Strategy Fund

Shareholder Expense Example — October 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2011 to October 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$983.10	$1,022.43
Expenses Paid During Period*	$2.75	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio of 0.55% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$979.70	$1,018.65
Expenses Paid During Period*	$6.49	$6.61

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$982.60	$1,022.43
Expenses Paid During Period*	$2.75	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio of 0.55% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Conservative Strategy Fund	13

Russell Investment Company

Conservative Strategy Fund

Shareholder Expense Example, continued — October 31, 2011 (Unaudited)

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$984.80	$1,024.60
Expenses Paid During Period*	$0.60	$0.61

*	Expenses are equal to the Fund’s annualized expense ratio of 0.12% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$983.40	$1,023.34
Expenses Paid During Period*	$1.85	$1.89

*	Expenses are equal to the Fund’s annualized expense ratio of 0.37% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$982.70	$1,022.08
Expenses Paid During Period*	$3.10	$3.16

*	Expenses are equal to the Fund’s annualized expense ratio of 0.62% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$984.70	$1,023.69
Expenses Paid During Period*	$1.50	$1.53

*	Expenses are equal to the Fund’s annualized expense ratio of 0.30% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

14	Conservative Strategy Fund

Russell Investment Company

Conservative Strategy Fund

Schedule of Investments — October 31, 2011

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds - Class Y Shares

Domestic Equities - 6.1%
Russell U.S. Core Equity Fund	780,129	21,079
Russell U.S. Quantitative Equity Fund	711,440	21,044

		42,123

Fixed Income - 77.7%
Russell Global Opportunistic Credit Fund	1,346,916	13,954
Russell Investment Grade Bond Fund	6,167,140	137,589
Russell Short Duration Bond Fund	6,442,193	123,368
Russell Strategic Bond Fund	24,027,141	261,175

		536,086

International Equities - 10.1%
Russell Global Equity Fund	4,157,851	35,009
Russell International Developed Markets Fund	1,211,718	34,873

		69,882

Real Assets - 6.1%
Russell Commodity Strategies Fund	1,309,876	13,872
Russell Global Infrastructure Fund	1,370,123	13,879
Russell Global Real Estate Securities Fund	417,007	14,191

		41,942

Total Investments - 100.0% (identified cost $645,121)		690,033

Other Assets and Liabilities, Net - 0.0%		261

Net Assets - 100.0%		690,294

Presentation of Portfolio Holdings — October 31, 2011 (Unaudited)

Categories	% of Net Assets

Domestic Equities	6.1
Fixed Income	77.7
International Equities	10.1
Real Assets	6.1

Total Investments	100.0
Other Assets and Liabilities, Net	—	*

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

Conservative Strategy Fund	15

Russell Investment Company

Moderate Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

Moderate Strategy Fund - Class A ‡
	Total Return
1 Year	(3.90)%
5 Years	1.83	%§
10 Years	4.20	%§

Moderate Strategy Fund - Class C
	Total Return
1 Year	1.20%
5 Years	2.25	%§
10 Years	4.02	%§

Moderate Strategy Fund - Class E
	Total Return
1 Year	2.00%
5 Years	3.02	%§
10 Years	4.81	%§

Moderate Strategy Fund - Class R1 ‡‡
	Total Return
1 Year	2.49%
5 Years	3.35	%§
10 Years	5.03	%§

Moderate Strategy Fund - Class R2 ‡‡‡
	Total Return
1 Year	2.17%
5 Years	3.07	%§
10 Years	4.83	%§

Moderate Strategy Fund - Class R3 ‡‡‡‡
	Total Return
1 Year	1.97%
5 Years	2.81	%§
10 Years	4.57	%§

Moderate Strategy Fund - Class S
	Total Return
1 Year	2.21%
5 Years	3.29	%§
10 Years	5.07	%§

Barclays Capital U.S. Aggregate Bond Index **
	Total Return
1 Year	5.00%
5 Years	6.41	%§
10 Years	5.46	%§

Russell 1000® Index ***
	Total Return
1 Year	8.01%
5 Years	0.54	%§
10 Years	4.17	%§

16	Moderate Strategy Fund

Russell Investment Company

Moderate Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The Moderate Strategy Fund (the “Fund”) seeks to provide high current income and moderate long term capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2011?

For the fiscal year ended October 31, 2011, the Moderate Strategy Fund’s Class A, Class C, Class E, Class R1, Class R2, Class R3 and Class S Shares gained 1.95%, 1.20%, 2.00%, 2.49%, 2.17%, 1.97% and 2.21%, respectively. This is compared to the Barclays Capital U.S. Aggregate Bond Index, which gained 5.00% during the same period.

For the fiscal year ended October 31, 2011, the Lipper® Mixed Asset Target Allocation Moderate Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 2.51%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s performance includes operating expenses, whereas the index returns are unmanaged and do not include expenses of any kind. The Fund’s underperformance relative to the Barclays Capital U.S. Aggregate Bond Index was due to the Fund’s exposure to both active fixed income management, which in aggregate underperformed the Barclays Capital U.S. Aggregate Bond Index due to riskier out-of-benchmark positions, and to equity investments, particularly global investment mandates.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

As the fiscal year began with hopes for a continued economic recovery from the 2008 financial crisis, the Underlying Funds’ money managers took pro-recovery bets early in the fiscal year. This was evident in both equity managers that picked high-risk stocks relative to the benchmark in sectors such as financials and consumer discretionary as well as fixed income managers that chose riskier out of benchmark positions. However, as the year progressed, the market grew concerned with economic and political events within the United States, Europe and emerging markets and money managers became focused on prudently reducing risk while also attempting to maintain exposure to factors that drive excess returns. This strategy allowed for strong returns in October 2011, as markets rallied.

All but three of the Underlying Funds (which are designed to represent individual asset classes) underperformed the Barclays Capital U.S. Aggregate Bond Index. In the fixed income Underlying Funds, the Russell Strategic Bond Fund and Russell Investment Grade Bond Fund underperformed the Barclays Capital U.S. Aggregate Bond Index. This was due to their preference for out-of-benchmark allocations to non-Treasury fixed income securities, such as investment grade financials, high yield corporate bonds and non-agency mortgage-backed securities. These positions suffered due to the European sovereign debt crisis as well as a result of the Federal Reserve (the “Fed”) selling its Maiden Lane II non-agency mortgage portfolio in April 2011, which decreased prices for these securities. The Russell Global Opportunistic Credit Fund underperformed the Fund’s benchmark due to exposure to emerging market debt, which suffered due to macro-economic risk aversion. The Russell International Developed Markets Fund, Russell Emerging Market Fund and Russell Global Equity Fund also underperformed the Fund’s benchmark. Their underperformance was also driven by macro-economic risk aversion resulting in a flight from international countries with riskier markets to traditionally safe equities. In the U.S. equity Underlying Funds, the Russell U.S. Quantitative Equity Fund had the strongest outperformance of all the Underlying Funds against the Barclays Capital U.S. Aggregate Bond Index. This was due to the fund’s money managers identifying attractive factor cross-sections. The Russell U.S. Core Equity Fund and Russell U.S. Small & Mid Cap Fund were the only other funds to outperform the Fund’s benchmark. These funds benefited from a pro-recovery position in October 2011, which offset losses from earlier in the year. Macro-economic fears caused a large real-estate pull back with limited consideration of net asset value differences across companies, sectors, countries and regions. This led to the Russell Global Real Estate Securities Fund underperforming the Fund’s benchmark. Similar macro-economic fears led to lower aggregate demand for real assets, which detracted from the performance of the Russell Global Infrastructure Fund and the Russell Commodity Strategies Fund. The Russell Commodity Strategies Fund underperformed the Barclays Capital U.S. Aggregate Bond Index. The Russell Global Infrastructure Fund lagged the Barclays Capital U.S. Aggregate Bond Index due to positions in Europe and emerging markets experiencing lower demand.

How did the investment strategies and techniques employed by the Fund and the money managers of the Underlying Funds affect the Fund’s performance?

The Fund’s allocation to the fixed income Underlying Funds during the fiscal year ranged from 35.3% to 36% invested in the Russell Strategic Bond Fund, 20% invested in the Russell Investment Grade Bond Fund and 2% invested in the Russell Global Opportunistic Credit Fund. In aggregate, the fixed income asset class underperformed the Barclays Capital

Moderate Strategy Fund	17

Russell Investment Company

Moderate Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

U.S. Aggregate Bond Index. This was primarily due to these Underlying Funds holding riskier out-of-benchmark debt, which underperformed due to the macroeconomic pullback and European sovereign debt crisis. The Russell Strategic Bond Fund suffered due to overweight positions to investment grade financials, high yield corporate bonds and non-agency mortgages. The Russell Investment Grade Bond Fund also had out-of-index exposure to non-agency mortgages, which detracted from performance. The Russell Global Opportunistic Credit Fund underperformed due to emerging market debt exposure, as these markets suffered from investors’ risk off sentiment.

The international equity Underlying Funds experienced high levels of volatility and all three funds underperformed the Barclays Capital U.S. Aggregate Bond Index. The Fund’s allocation to the Russell International Developed Markets Fund was 9%, the Russell Global Equity Fund was 8% and the Russell Emerging Markets Fund was 3% during the period. These funds’ investment strategies do not emphasize downside protection, risk aversion or defensiveness and their performance was negatively affected by macro-economic events, the weak performance of emerging markets and the resulting flight to safety. The Russell International Developed Markets Fund was not sufficiently defensive for a market environment marked by fear and skepticism, and its emphasis on companies with higher rates of earnings growth proved disadvantageous as generalized skepticism towards growth prospects weighed on share prices. The Russell Global Equity Fund suffered from poor stock picks within the energy, consumer discretionary and financials sectors.

The U.S. equity Underlying Funds were positioned aggressively (e.g., greater volatility and focus on global equity). The Fund’s allocation to the Russell U.S. Quantitative Equity Fund was 6%, the Fund’s allocation to the Russell U.S. Core Equity Fund ranged from 5% to 5.7%, and the Russell U.S. Small & Mid Cap Fund was 2% during the period. These were the three strongest performing Underlying Funds, all of which outperformed the Barclays Capital U.S. Aggregate Bond Index. The Russell U.S. Quantitative Fund was rewarded for its neutral exposure to risk and overweight exposure to quality, as the rotation by investors away from risk was accompanied by a rotation towards quality based factors (e.g., return on equity, return on assets and earnings stability). The Russell U.S. Core Equity Fund benefited from its pro-recovery positioning in late 2010 and early 2011, though despite the fund’s more defensive tactical positioning during the worst period of 2011, a remaining exposure to stocks with higher betas and stocks with more cyclical earnings patterns detracted from its performance. The Russell U.S. Small & Mid Cap Fund benefited from its exposure to sectors such as producer durables and technologies during late 2010 and early 2011, but as macroeconomic uncertainty increased in the second and third quarters of 2011, its lack of exposure to consumer staples and utilities was detrimental, as was poor stock selection in the financials sector.

The Fund’s allocation to real asset Underlying Funds during the fiscal year was 3% invested in the Russell Global Real Estate Securities Fund, 3% invested in the Russell Global Infrastructure Fund and 3% invested in the Russell Commodity Strategies Fund. All three funds underperformed the Fund’s benchmark with the Russell Global Real Estate Securities Fund posting absolute negative returns and the other two posting absolute positive returns. Stock selection within the U.S., Hong Kong and Japan significantly detracted from the Russell Global Real Estate Securities Fund’s performance, as well as exposures to more cyclically-exposed sectors.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

As of March 1, 2011, RIMCo has the discretion to modify the target allocation of the Fund by up to +/- 3% at the equities, fixed income or real asset category level based on RIMCo’s assessment of relative market valuation of the asset classes represented by each Underlying Fund. As a global recovery was forecasted into the second quarter of 2011, RIMCo modified the Fund’s target allocation in favor of U.S. equities on March 10, 2011. This consisted of a reallocation from the Russell Strategic Bond Fund in favor of the Russell U.S. Core Equity Fund. As a result, the Fund’s allocation to the Russell Strategic Bond Fund decreased from 36% to 35.3% and the Fund’s allocation to the Russell U.S. Core Equity Fund increased from 5% to 5.7%. On August 31, 2011, the allocations to both funds were changed back to their target allocations.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

18	Moderate Strategy Fund

Russell Investment Company

Moderate Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

*	Assumes initial investment on November 1, 2001.

**	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

***

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

‡	The Fund first issued Class A Shares on March 5, 2003. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡	The Fund first issued Class R1 Shares on October 3, 2006. The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.

‡‡‡	The Fund first issued Class R2 Shares on March 29, 2006. The returns shown for Class R2 Shares prior to that date are the returns of the Fund’s Class E Shares.

‡‡‡‡	Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Moderate Strategy Fund	19

Russell Investment Company

Moderate Strategy Fund

Shareholder Expense Example — October 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2011 to October 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$955.90	$1,022.43
Expenses Paid During Period*	$2.71	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio of 0.55% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$952.20	$1,018.65
Expenses Paid During Period*	$6.40	$6.61

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$955.50	$1,022.43
Expenses Paid During Period*	$2.71	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio of 0.55% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

20	Moderate Strategy Fund

Russell Investment Company

Moderate Strategy Fund

Shareholder Expense Example, continued — October 31, 2011 (Unaudited)

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$958.60	$1,024.60
Expenses Paid During Period*	$0.59	$0.61

*	Expenses are equal to the Fund’s annualized expense ratio of 0.12% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$956.30	$1,023.34
Expenses Paid During Period*	$1.82	$1.89

*	Expenses are equal to the Fund’s annualized expense ratio of 0.37% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$955.60	$1,022.08
Expenses Paid During Period*	$3.06	$3.16

*	Expenses are equal to the Fund’s annualized expense ratio of 0.62% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$957.50	$1,023.69
Expenses Paid During Period*	$1.48	$1.53

*	Expenses are equal to the Fund’s annualized expense ratio of 0.30% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Moderate Strategy Fund	21

Russell Investment Company

Moderate Strategy Fund

Schedule of Investments — October 31, 2011

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 99.9%
Other Russell Investment Company Series Mutual Funds - Class Y Shares

Domestic Equities - 13.4%
Russell U.S. Core Equity Fund	2,101,414	56,780
Russell U.S. Quantitative Equity Fund	2,217,884	65,605
Russell U.S. Small & Mid Cap Fund	993,179	21,701

		144,086

Fixed Income - 57.7%
Russell Global Opportunistic Credit Fund	2,114,824	21,910
Russell Investment Grade Bond Fund	9,615,843	214,529
Russell Strategic Bond Fund	35,374,689	384,523

		620,962

International Equities - 19.8%
Russell Emerging Markets Fund	1,752,002	31,939
Russell Global Equity Fund	10,162,775	85,571
Russell International Developed Markets Fund	3,311,371	95,301

		212,811

Real Assets - 9.0%
Russell Commodity Strategies Fund	2,993,307	31,699
Russell Global Infrastructure Fund	3,187,473	32,289
Russell Global Real Estate Securities Fund	955,265	32,508

		96,496

Total Investments - 99.9% (identified cost $1,009,939)		1,074,355

Other Assets and Liabilities, Net - 0.1%		697

Net Assets - 100.0%		1,075,052

Presentation of Portfolio Holdings — October 31, 2011 (Unaudited)

Categories	% of Net Assets

Domestic Equities	13.4
Fixed Income	57.7
International Equities	19.8
Real Assets	9.0

Total Investments	99.9
Other Assets and Liabilities, Net	0.1

100.0

See accompanying notes which are an integral part of the financial statements.

22	Moderate Strategy Fund

(This page intentionally left blank)

Russell Investment Company

Balanced Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

Balanced Strategy Fund - Class A ‡
	Total Return
1 Year	(4.33)%
5 Years	0.52	%§
10 Years	4.61	%§

Balanced Strategy Fund - Class C
	Total Return
1 Year	0.64%
5 Years	0.94	%§
10 Years	4.44	%§

Balanced Strategy Fund - Class E
	Total Return
1 Year	1.42%
5 Years	1.71	%§
10 Years	5.22	%§

Balanced Strategy Fund - Class R1 ‡‡
	Total Return
1 Year	1.94%
5 Years	2.00	%§
10 Years	5.51	%§

Balanced Strategy Fund - Class R2 ‡‡‡
	Total Return
1 Year	1.52%
5 Years	1.73	%§
10 Years	5.23	%§

Balanced Strategy Fund - Class R3 ‡‡‡‡
	Total Return
1 Year	1.43%
5 Years	1.50	%§
10 Years	4.98	%§

Balanced Strategy Fund - Class S
	Total Return
1 Year	1.65%
5 Years	1.96	%§
10 Years	5.48	%§

Barclays Capital U.S. Aggregate Bond Index **
	Total Return
1 Year	5.00%
5 Years	6.41	%§
10 Years	5.46	%§

Russell 1000® Index ***
	Total Return
1 Year	8.01%
5 Years	0.54	%§
10 Years	4.17	%§

Russell Developed ex-U.S. Large Cap® Index Net ****
	Total Return
1 Year	(3.06)%
5 Years	(1.53	)%§
10 Years	6.37	%§

24	Balanced Strategy Fund

Russell Investment Company

Balanced Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The Balanced Strategy Fund (the “Fund”) seeks to provide above average capital appreciation and a moderate level of current income.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2011?

For the fiscal year ended October 31, 2011, the Balanced Strategy Fund’s Class A, Class C, Class E, Class R1, Class R2, Class R3 and Class S Shares gained 1.51%, 0.64%, 1.42%, 1.94%, 1.52%, 1.43% and 1.65%, respectively. This is compared to the Barclays Capital U.S. Aggregate Bond Index, which gained 5.00% during the same period.

For the fiscal year ended October 31, 2011, the Lipper® Mixed Asset Target Allocation Moderate Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 2.51%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s performance includes operating expenses, whereas the index returns are unmanaged and do not include expenses of any kind. The Fund’s underperformance relative to the Barclays Capital U.S. Aggregate Bond Index was due to the Fund’s exposure to both active fixed income management, which in aggregate underperformed the Barclays Capital U.S. Aggregate Bond Index due to riskier out-of-benchmark positions, and to equity investments, particularly global investment mandates.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

As the fiscal year began with hopes for a continued economic recovery from the 2008 financial crisis, the Underlying Funds’ money managers took pro-recovery bets early in the fiscal year. This was evident in both equity managers that picked high-risk stocks relative to the benchmark in sectors such as financials and consumer discretionary as well as fixed income managers that chose riskier out of benchmark positions. However, as the year progressed, the market grew concerned with economic and political events within the United States, Europe and emerging markets and money managers became focused on prudently reducing risk while also attempting to maintain exposure to factors that drive excess returns. This strategy allowed for strong returns in October 2011, as markets rallied.

All but three of the Underlying Funds (which are designed to represent individual asset classes) underperformed the Barclays Capital U.S. Aggregate Bond Index. In the fixed income Underlying Funds, the Russell Strategic Bond Fund underperformed the Barclays Capital U.S. Aggregate Bond Index. This was due to its preference for out-of-benchmark allocations to non-Treasury fixed income securities, such as investment grade financials, high yield corporate bonds and non-agency mortgage-backed securities. These positions suffered due to the European sovereign debt crisis, as well as the Federal Reserve (the “Fed”) selling its Maiden Lane II non-agency mortgage portfolio in April 2011, which decreased prices for these securities. The Russell Global Opportunistic Credit Fund underperformed the Fund’s benchmark due to exposure to emerging market debt, which suffered due to macro-economic risk aversion. The Russell International Developed Markets Fund, Russell Emerging Markets Fund and Russell Global Equity Fund also underperformed the Fund’s benchmark. Their underperformance was also driven by macro-economic risk aversion resulting in a flight from international countries with riskier markets to traditionally safe equities. In the U.S. equity Underlying Funds, the Russell U.S. Quantitative Equity Fund had the strongest outperformance of all the Underlying Funds against the Barclays Capital U.S. Aggregate Bond Index. This was due to the fund’s money managers identifying attractive factor cross-sections. The Russell U.S. Core Equity Fund and Russell U.S. Small & Mid Cap Fund were the only other funds to outperform the Barclays Capital U.S. Aggregate Bond Index. These funds benefited from a pro-recovery position in October 2011, which offset losses from earlier in the year. Macro-economic fears caused a large real-estate pull back with limited consideration of net asset value differences across companies, sectors, countries and regions. This led to the Russell Global Real Estate Securities Fund underperforming the Fund’s benchmark. Similar macro-economic fears led to lower aggregate demand for real assets, which detracted from the performance of the Russell Global Infrastructure Fund and the Russell Commodity Strategies Fund. The Russell Commodity Strategies Fund underperformed the Barclays Capital U.S. Aggregate Bond Index. The Russell Global Infrastructure Fund lagged the Barclays Capital U.S. Aggregate Bond Index due to positions in Europe and emerging markets experiencing lower demand.

How did the investment strategies and techniques employed by the Fund and the money managers of the Underlying Funds affect the Fund’s performance?

The Fund’s allocation to the fixed income Underlying Funds during the fiscal year ranged from 34% to 35% invested in the Russell Strategic Bond Fund and 3% invested in the Russell Global Opportunistic Credit Fund. In aggregate, the fixed

Balanced Strategy Fund	25

Russell Investment Company

Balanced Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

income asset class underperformed the Barclays Capital U.S. Aggregate Bond Index. This was primarily due to these Underlying Funds holding riskier out-of-benchmark debt, which underperformed due to the macroeconomic pullback and European sovereign debt crisis. The Russell Strategic Bond Fund suffered due to overweight positions to investment grade financials, high yield corporate bonds and non-agency mortgages. The Russell Global Opportunistic Credit Fund underperformed due to emerging market debt exposure, as these markets suffered from investors’ risk off sentiment.

The international equity Underlying Funds experienced high levels of volatility and all three funds underperformed the Barclays Capital U.S. Aggregate Bond Index. The Fund’s allocation to the Russell International Developed Markets Fund was 15%, the Russell Global Equity Fund was 10% and the Russell Emerging Markets Fund was 4% during the period. These funds’ investment strategies do not emphasize downside protection, risk aversion or defensiveness and their performance was negatively affected by macro-economic events, the weak performance of emerging markets and the resulting flight to safety. The Russell International Developed Markets Fund was not sufficiently defensive for a market environment marked by fear and skepticism, and its emphasis on companies with higher rates of earnings growth proved disadvantageous as generalized skepticism towards growth prospects weighed on share prices. The Russell Global Equity Fund suffered from poor stock picks within the energy, consumer discretionary and financials sectors.

The U.S. equity Underlying Funds were positioned aggressively (e.g., greater volatility and focus on global equity). The Fund’s allocation to the Russell U.S. Core Equity Fund ranged from 10% to 11%, the Russell U.S. Quantitative Equity Fund was 9% and the Russell U.S. Small & Mid Cap Fund was 4% during the period. These were the three strongest performing Underlying Funds, all of which outperformed the Barclays Capital U.S. Aggregate Bond Index. The Russell U.S. Core Equity Fund benefited from its pro-recovery positioning in late 2010 and early 2011, though despite the fund’s more defensive tactical positioning during the worst period of 2011, a remaining exposure to stocks with higher betas and stocks with more cyclical earnings patterns detracted from its performance. The U.S. Quantitative Fund was rewarded for its neutral exposure to risk and overweight exposure to quality, as the rotation by investors away from risk was accompanied by a rotation towards quality based factors (e.g., return on equity, return on assets and earnings stability). The Russell U.S. Small & Mid Cap Fund benefited from its exposure to sectors such as producer durables and technologies during late 2010 and early 2011, but as macroeconomic uncertainty increased in the second and third quarters of 2011, its lack of exposure to consumer staples and utilities was detrimental, as was poor stock selection in the financials sector.

The Fund’s allocation to real asset Underlying Funds during the fiscal year was 4% invested in the Russell Commodity Strategies Fund, 3% invested in the Russell Global Real Estate Securities Fund and 3% invested in the Russell Global Infrastructure Fund. All three funds underperformed the benchmark, with the Russell Global Real Estate Securities Fund posting absolute negative returns and the other two posting absolute positive returns. Stock selection within the U.S., Hong Kong and Japan significantly detracted from the Russell Global Real Estate Securities Fund’s performance, as well as exposures to more cyclically-exposed sectors.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

As of March 1, 2011, RIMCo has the discretion to modify the target allocation of the Fund by up to +/- 3% at the equities, fixed income or real asset category level based on RIMCo’s assessment of relative market valuation of the asset classes represented by each Underlying Fund. As a global recovery was forecasted into the second quarter of 2011, RIMCo modified the Fund’s target allocation in favor of U.S. equities on March 10, 2011. This consisted of a reallocation from the Russell Strategic Bond Fund in favor of the Russell U.S. Core Equity Fund. As a result, the Fund’s allocation to the Russell Strategic Bond Fund decreased from 35% to 34% and the Fund’s allocation to the Russell U.S. Core Equity Fund increased from 10% to 11%. On August 31, 2011, the allocations to both funds were changed back to their target allocations.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

26	Balanced Strategy Fund

Russell Investment Company

Balanced Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

*	Assumes initial investment on November 1, 2001.

**	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

***

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates

****

Russell Developed ex-U.S. Large Cap® Index (net of tax on dividends from foreign holdings) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

‡	The Fund first issued Class A Shares on March 4, 2003. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡	The Fund first issued Class R1 Shares on June 6, 2006. The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.

‡‡‡	The Fund first issued Class R2 Shares on April 3, 2006. The returns shown for Class R2 Shares prior to that date are the returns of the Fund’s Class E Shares.

‡‡‡‡	Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Balanced Strategy Fund	27

Russell Investment Company

Balanced Strategy Fund

Shareholder Expense Example — October 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2011 to October 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$924.20	$1,022.43
Expenses Paid During Period*	$2.67	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio of 0.55% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$920.00	$1,018.65
Expenses Paid During Period*	$6.29	$6.61

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$923.70	$1,022.43
Expenses Paid During Period*	$2.67	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio of 0.55% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

28	Balanced Strategy Fund

Russell Investment Company

Balanced Strategy Fund

Shareholder Expense Example, continued — October 31, 2011 (Unaudited)

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$926.40	$1,024.60
Expenses Paid During Period*	$0.58	$0.61

*	Expenses are equal to the Fund’s annualized expense ratio of 0.12% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$924.60	$1,023.34
Expenses Paid During Period*	$1.79	$1.89

*	Expenses are equal to the Fund’s annualized expense ratio of 0.37% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$924.00	$1,022.08
Expenses Paid During Period*	$3.01	$3.16

*	Expenses are equal to the Fund’s annualized expense ratio of 0.62% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$925.30	$1,023.69
Expenses Paid During Period*	$1.46	$1.53

*	Expenses are equal to the Fund’s annualized expense ratio of 0.30% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Balanced Strategy Fund	29

Russell Investment Company

Balanced Strategy Fund

Schedule of Investments — October 31, 2011

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds - Class Y Shares

Domestic Equities - 23.7%
Russell U.S. Core Equity Fund	16,170,340	436,922
Russell U.S. Quantitative Equity Fund	12,965,924	383,532
Russell U.S. Small & Mid Cap Fund	7,675,608	167,712

		988,166

Fixed Income - 37.7%
Russell Global Opportunistic Credit Fund	12,300,204	127,430
Russell Strategic Bond Fund	133,083,813	1,446,621

		1,574,051

International Equities - 28.6%
Russell Emerging Markets Fund	9,001,486	164,097
Russell Global Equity Fund	49,345,864	415,492
Russell International Developed Markets Fund	21,305,992	613,187

		1,192,776

Real Assets -10.0%
Russell Commodity Strategies Fund	15,431,183	163,416
Russell Global Infrastructure Fund	12,424,586	125,861
Russell Global Real Estate Securities Fund	3,707,949	126,182

		415,459

Total Investments - 100.0% (identified cost $3,980,624)		4,170,452

Other Assets and Liabilities, Net - 0.0%		1,627

Net Assets - 100.0%		4,172,079

Presentation of Portfolio Holdings — October 31, 2011 (Unaudited)

Categories	% of Net Assets

Domestic Equities	23.7
Fixed Income	37.7
International Equities	28.6
Real Assets	10.0

Total Investments	100.0
Other Assets and Liabilities, Net	—	*

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

30	Balanced Strategy Fund

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Russell Investment Company

Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

Growth Strategy Fund - Class A ‡
	Total Return
1 Year	(5.04)%
5 Years	(1.06	)%§
10 Years	4.38	%§

Growth Strategy Fund - Class C
	Total Return
1 Year	0.05%
5 Years	(0.62	)%§
10 Years	4.23	%§

Growth Strategy Fund - Class E
	Total Return
1 Year	0.88%
5 Years	0.13	%§
10 Years	5.01	%§

Growth Strategy Fund - Class R1 ‡‡
	Total Return
1 Year	1.23%
5 Years	0.40	%§
10 Years	5.28	%§

Growth Strategy Fund - Class R2 ‡‡‡
	Total Return
1 Year	1.00%
5 Years	0.17	%§
10 Years	5.02	%§

Growth Strategy Fund - Class R3 ‡‡‡‡
	Total Return
1 Year	0.70%
5 Years	(0.10	)%§
10 Years	4.76	%§

Growth Strategy Fund - Class S
	Total Return
1 Year	1.01%
5 Years	0.37	%§
10 Years	5.26	%§

Russell 1000® Index **
	Total Return
1 Year	8.01%
5 Years	0.54	%§
10 Years	4.17	%§

Barclays Capital U.S. Aggregate Bond Index ***
	Total Return
1 Year	5.00%
5 Years	6.41	%§
10 Years	5.46	%§

Russell Developed ex-U.S. Large Cap® Index Net ****
	Total Return
1 Year	(3.06)%
5 Years	(1.53	)%§
10 Years	6.37	%§

32	Growth Strategy Fund

Russell Investment Company

Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The Growth Strategy Fund (the “Fund”) seeks to provide high long term capital appreciation with low current income.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2011?

For the fiscal year ended October 31, 2011, the Growth Strategy Fund’s Class A, Class C, Class E, Class R1, Class R2, Class R3 and Class S Shares gained 0.75%, 0.05%, 0.88%, 1.23%, 1.00%, 0.70% and 1.01%, respectively. This is compared to the Russell 1000® Index, which gained 8.01% during the same period.

For the fiscal year ended October 31, 2011, the Lipper® Mixed Asset Target Allocation Growth Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 6.31%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s performance includes operating expenses, whereas the index returns are unmanaged and do not include expenses of any kind. The Fund’s underperformance relative to the Russell 1000® Index was due in part to the Fund’s relative exposure to active fixed income management and global investment mandates, which in the aggregate underperformed U.S. core equities.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

As the fiscal year began with hopes for a continued economic recovery from the 2008 financial crisis, the Underlying Funds’ money managers took pro-recovery bets early in the fiscal year. This was evident in both equity managers that picked high-risk stocks relative to the benchmark in sectors such as financials and consumer discretionary as well as fixed income managers that chose riskier out of benchmark positions. However, as the year progressed, the market grew concerned with economic and political events within the United States, Europe and emerging markets and money managers became focused on prudently reducing risk while also attempting to maintain exposure to factors that drive excess returns. This strategy allowed for strong returns in October 2011, as markets rallied.

All but one of the Underlying Funds (which are designed to represent individual asset classes) underperformed the Russell 1000® Index. The Russell International Developed Markets Fund, Russell Emerging Markets Fund and Russell Global Equity Fund underperformed the benchmark. Their underperformance was driven by macro-economic risk aversion resulting in a flight from international countries with riskier markets to traditionally safe equities. The Russell U.S. Quantitative Equity Fund was the only Underlying Fund to outperform the Russell 1000® Index. This was due to the fund’s money managers identifying attractive factor cross-sections. The Russell U.S. Core Equity Fund and Russell U.S. Small & Mid Cap Fund benefited from a pro-recovery position in October 2011 that offset losses from earlier in the year, but underperformed the Russell 1000® Index due to exposure to stocks with higher betas. The Russell Strategic Bond Fund underperformed the benchmark due to its investment strategy to invest in out-of-benchmark fixed income securities, such as investment grade financials, high yield corporate bonds and non-agency mortgage-backed securities. These positions suffered due to the European sovereign debt crisis as well as a result of the Federal Reserve (the “Fed”) selling its Maiden Lane II non-agency mortgage portfolio in April 2011, which decreased prices for these securities. The Russell Global Opportunistic Credit Fund underperformed the Fund’s benchmark due to exposure to emerging market debt, which suffered due to macro-economic risk aversion. Macro-economic fears caused a large real-estate pull back with limited consideration of net asset value differences across companies, sectors, countries and regions. This led to the Russell Global Real Estate Securities Fund underperforming the Fund’s benchmark. Similar macro-economic fears led to lower aggregate demand for real assets, which detracted from the performance of the Russell Global Infrastructure Fund and the Russell Commodity Strategies Fund. The Russell Commodity Strategies Fund underperformed the Russell 1000® Index. The Russell Global Infrastructure Fund lagged the Russell 1000® Index due to positions in Europe and emerging markets experiencing lower demand.

How did the investment strategies and techniques employed by the Fund and the money managers of the Underlying Funds affect the Fund’s performance?

The international equity Underlying Funds experienced high levels of volatility and all three funds underperformed the Russell 1000® Index. The Fund’s allocation to the Russell International Developed Markets Fund was 19%, the Russell Global Equity Fund was 14% and the Russell Emerging Markets Fund was 5% during the period. These funds’ investment strategies do not emphasize downside protection, risk aversion or defensiveness and their performance was negatively affected by macro-economic events, the weak performance of emerging markets and the resulting flight to safety. The Russell International Developed Markets Fund was not sufficiently defensive for a market environment marked by fear and skepticism, and its emphasis on companies with higher rates of earnings growth proved disadvantageous as generalized

Growth Strategy Fund	33

Russell Investment Company

Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

skepticism towards growth prospects weighed on share prices. The Russell Global Equity Fund suffered from poor stock picks within the energy, consumer discretionary and financials sectors.

The U.S. equity Underlying Funds were positioned aggressively (e.g., greater volatility and focus on global equity). The Fund’s allocation to the Russell U.S. Core Equity Fund ranged from 12% to 13.3%, the Russell U.S. Quantitative Equity Fund was 11% and the Russell U.S. Small & Mid Cap Fund was 6% during the period. The Russell U.S. Core Equity Fund benefited from its pro-recovery positioning in late 2010 and early 2011, though despite the fund’s more defensive tactical positioning during the worst period of 2011, a remaining exposure to stocks with higher betas and stocks with more cyclical earnings patterns detracted from its performance. The Russell U.S. Quantitative Equity Fund was the only fund to outperform the Russell 1000® Index. It was rewarded for its neutral exposure to risk and overweight exposure to quality, as the rotation by investors away from risk was accompanied by a rotation towards quality based factors (e.g., return on equity, return on assets and earnings stability). The Russell U.S. Small & Mid Cap Fund benefited from its exposure to sectors such as producer durables and technologies during late 2010 and early 2011, but as macroeconomic uncertainty increased in the second and third quarters of 2011, its lack of exposure to consumer staples and utilities was detrimental, as was poor stock selection in the financials sector.

The Fund’s allocation to the fixed income Underlying Funds during the fiscal year ranged from 13.7% to 15% invested in the Russell Strategic Bond Fund and 4% invested in the Russell Global Opportunistic Credit Fund. In aggregate, the fixed income asset class underperformed the Russell 1000® Index. This was primarily due to riskier fixed-income securities being generally out of favor during the fiscal year and U.S. core equity experiencing strong gains in the pro-recovery environments early in the fiscal year and in October 2011. The Russell Strategic Bond Fund suffered due to its out-of-benchmark investments in investment grade financials, high yield corporate bonds and non-agency mortgages. The Russell Global Opportunistic Credit Fund underperformed due to emerging market debt exposure, as these markets suffered from investors’ risk off sentiment.

The Fund’s allocation to real asset Underlying Funds during the fiscal year was 6% invested in the Russell Commodity Strategies Fund, 4% invested in the Russell Global Real Estate Securities Fund and 4% invested in the Russell Global Infrastructure Fund. All three funds underperformed the benchmark with the Russell Global Real Estate Securities Fund posting absolute negative returns and the other two posting absolute positive returns. Stock selection within the U.S., Hong Kong and Japan significantly detracted from the Russell Global Real Estate Securities Fund’s performance, as well as exposures to more cyclically-exposed sectors.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

As of March 1, 2011, RIMCo has the discretion to modify the target allocation of the Fund by up to +/- 3% at the equities, fixed income or real asset category level based on RIMCo’s assessment of relative market valuation of the asset classes represented by each Underlying Fund. As a global recovery was forecasted into the second quarter of 2011, RIMCo modified the Fund’s target allocation in favor of U.S. equities on March 10, 2011. This consisted of a reallocation from the Russell Strategic Bond Fund in favor of the Russell U.S. Core Equity Fund. As a result, the Fund’s allocation to the Russell Strategic Bond Fund decreased from 35% to 34% and the Fund’s allocation to the Russell U.S. Core Equity Fund increased from 10% to 11%. On August 31, 2011, the allocations to both funds were changed back to their target allocations.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

34	Growth Strategy Fund

Russell Investment Company

Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

*	Assumes initial investment on November 1, 2001.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

***	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

****

Russell Developed ex-U.S. Large Cap® Index (net of tax on dividends from foreign holdings) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

‡	The Fund first issued Class A Shares on March 10, 2003. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡	The Fund first issued Class R1 Shares on May 19, 2006. The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.

‡‡‡	The Fund first issued Class R2 Shares on March 29, 2006. The returns shown for Class R2 Shares prior to that date are the returns of the Fund’s Class E Shares.

‡‡‡‡	Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Growth Strategy Fund	35

Russell Investment Company

Growth Strategy Fund

Shareholder Expense Example — October 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2011 to October 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$895.30	$1,022.43
Expenses Paid During Period*	$2.63	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio of 0.55% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$891.90	$1,018.65
Expenses Paid During Period*	$6.20	$6.61

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$895.80	$1,022.43
Expenses Paid During Period*	$2.63	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio of 0.55% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

36	Growth Strategy Fund

Russell Investment Company

Growth Strategy Fund

Shareholder Expense Example, continued — October 31, 2011 (Unaudited)

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$897.10	$1,024.60
Expenses Paid During Period*	$0.57	$0.61

*	Expenses are equal to the Fund’s annualized expense ratio of 0.12% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$897.00	$1,023.34
Expenses Paid During Period*	$1.77	$1.89

*	Expenses are equal to the Fund’s annualized expense ratio of 0.37% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$894.50	$1,022.08
Expenses Paid During Period*	$2.96	$3.16

*	Expenses are equal to the Fund’s annualized expense ratio of 0.62% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2011	$1,000.00	$1,000.00
Ending Account Value October 31, 2011	$896.70	$1,023.69
Expenses Paid During Period*	$1.43	$1.53

*	Expenses are equal to the Fund’s annualized expense ratio of 0.30% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Growth Strategy Fund	37

Russell Investment Company

Growth Strategy Fund

Schedule of Investments — October 31, 2011

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds - Class Y Shares

Domestic Equities - 29.6%
Russell U.S. Core Equity Fund	12,177,009	329,023
Russell U.S. Quantitative Equity Fund	10,129,564	299,632
Russell U.S. Small & Mid Cap Fund	7,467,822	163,172

		791,827

Fixed Income - 18.5%
Russell Global Opportunistic Credit Fund	10,422,583	107,978
Russell Strategic Bond Fund	35,460,114	385,452

		493,430

International Equities - 38.0%
Russell Emerging Markets Fund	7,205,137	131,350
Russell Global Equity Fund	44,851,328	377,648
Russell International Developed Markets Fund	17,596,042	506,414

		1,015,412

Real Assets - 13.9%
Russell Commodity Strategies Fund	14,690,565	155,573
Russell Global Infrastructure Fund	10,585,799	107,234
Russell Global Real Estate Securities Fund	3,184,571	108,371

		371,178

Total Investments - 100.0% (identified cost $2,598,143)		2,671,847

Other Assets and Liabilities, Net - (0.0%)		(562)

Net Assets - 100.0%		2,671,285

Presentation of Portfolio Holdings — October 31, 2011 (Unaudited)

Categories	% of Net Assets

Domestic Equities	29.6
Fixed Income	18.5
International Equities	38.0
Real Assets	13.9

Total Investments	100.0
Other Assets and Liabilities, Net	(—	)*

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

38	Growth Strategy Fund

(This page intentionally left blank)

Russell Investment Company

Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

Equity Growth Strategy Fund - Class A ‡
	Total Return
1 Year	(5.23)%
5 Years	2.78	%§
10 Years	4.13	%§

Equity Growth Strategy Fund - Class C
	Total Return
1 Year	(0.34)%
5 Years	(2.36	)%§
10 Years	3.78	%§

Equity Growth Strategy Fund - Class E
	Total Return
1 Year	0.59%
5 Years	(1.60	)%§
10 Years	4.58	%§

Equity Growth Strategy Fund - Class R1 ‡‡
	Total Return
1 Year	0.87%
5 Years	(1.35	)%§
10 Years	4.84	%§

Equity Growth Strategy Fund - Class R2 ‡‡‡
	Total Return
1 Year	0.75%
5 Years	(1.57	)%§
10 Years	4.60	%§

Equity Growth Strategy Fund - Class R3 ‡‡‡‡
	Total Return
1 Year	0.37%
5 Years	(1.82	)%§
10 Years	4.32	%§

Equity Growth Strategy Fund - Class S
	Total Return
1 Year	0.74%
5 Years	(1.36	)%§
10 Years	4.83	%§

Russell 1000® Index **
	Total Return
1 Year	8.01%
5 Years	0.54	%§
10 Years	4.17	%§

Russell Developed ex-U.S. Large Cap® Index Net ***
	Total Return
1 Year	(3.06)%
5 Years	(1.53	)%§
10 Years	6.37	%§

40	Equity Growth Strategy Fund

Russell Investment Company

Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The Equity Growth Strategy Fund (the “Fund”) seeks to provide high long term capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2011?

For the fiscal year ended October 31, 2011, the Equity Growth Strategy Fund’s Class A, Class C, Class E, Class R1, Class R2, Class R3 and Class S Shares gained 0.46%, lost 0.34%, and gained 0.59%, 0.87%, 0.75%, 0.37% and 0.74%, respectively. These returns compared to the Russell 1000® Index, which gained 8.01% during the same period.

For the fiscal year ended October 31, 2011, the Lipper® Global Multi-Cap Core Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 0.09%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund’s underperformance relative to the Russell 1000® Index was due primarily to the Fund’s allocations to active managers in U.S. large cap core equity and developed non-U.S. equities.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

As the fiscal year began with hopes for a continued economic recovery from the 2008 financial crisis, the Underlying Funds’ money managers took pro-recovery bets early in the fiscal year. This was evident in both equity managers that picked high-risk stocks relative to the benchmark in sectors such as financials and consumer discretionary as well as fixed income managers that chose riskier out of benchmark positions. However, as the year progressed, the market grew concerned with economic and political events within the United States, Europe and emerging markets and money managers became focused on prudently reducing risk while also attempting to maintain exposure to factors that drive excess returns. This strategy allowed for strong returns in October 2011, as markets rallied.

All but one of the Underlying Funds (which are designed to represent individual asset classes) underperformed the Russell 1000® Index. The Russell International Developed Markets Fund, Russell Emerging Markets Fund and Russell Global Equity Fund underperformed the benchmark. Their underperformance was driven by macro-economic risk aversion resulting in a flight from international countries with riskier markets to traditionally safe equities. The Russell U.S. Quantitative Equity Fund was the only Underlying Fund to outperform the Russell 1000® Index. This was due to the fund’s money managers identifying attractive factor cross-sections. The Russell U.S. Core Equity Fund and Russell U.S. Small & Mid Cap Fund benefited from a pro-recovery position in October 2011 that offset losses from earlier in the year, but underperformed the Russell 1000® Index due to exposure to stocks with higher betas. Macro-economic fears caused a large real-estate pull back with limited consideration of net asset value differences across companies, sectors, countries and regions. This led to the Russell Global Real Estate Securities Fund underperforming the Fund’s benchmark. Similar macro-economic fears led to lower aggregate demand for real assets, which detracted from the performance of the Russell Global Infrastructure Fund and the Russell Commodity Strategies Fund. The Russell Commodity Strategies Fund underperformed the Russell 1000® Index. The Russell Global Infrastructure Fund lagged the Russell 1000® Index due to positions in Europe and emerging markets experiencing lower demand. The Russell Global Opportunistic Credit Fund underperformed due to exposure to emerging market debt, which suffered due to macro-economic risk aversion.

How did the investment strategies and techniques employed by the Fund and the money managers of the Underlying Funds affect the Fund’s performance?

The international equity Underlying Funds experienced high levels of volatility and all three funds underperformed the Russell 1000® Index. The Fund’s allocation to the Russell International Developed Markets Fund was 23%, the Russell Global Equity Fund was 14% and the Russell Emerging Markets Fund was 7% during the period. These funds’ investment strategies do not emphasize downside protection, risk aversion or defensiveness and their performance was negatively affected by macro-economic events, the weak performance of emerging markets and the resulting flight to safety. The Russell International Developed Markets Fund was not sufficiently defensive for a market environment marked by fear and skepticism, and its emphasis on companies with higher rates of earnings growth proved disadvantageous as generalized skepticism towards growth prospects weighed on share prices. The Russell Global Equity Fund suffered from poor stock picks within the energy, consumer discretionary and financials sectors.

The U.S. equity Underlying Funds were positioned aggressively (e.g., greater volatility and focus on global equity). The Fund’s allocation to the Russell U.S. Core Equity was 15%, the Russell U.S. Quantitative Equity Fund was 14% and the Russell U.S.

Equity Growth Strategy Fund	41

Russell Investment Company

Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

Small & Mid Cap Fund was 7% during the period. The Russell U.S. Core Equity Fund benefited from its pro-recovery positioning in late 2010 and early 2011, though despite the fund’s more defensive tactical positioning during the worst period of 2011, a remaining exposure to stocks with higher betas and stocks with more cyclical earnings patterns detracted from its performance. The Russell U.S. Quantitative Equity Fund was the only fund to outperform the Russell 1000® Index. It was rewarded for its neutral exposure to risk and overweight exposure to quality, as the rotation by investors away from risk was accompanied by a rotation towards quality based factors (e.g., return on equity, return on assets and earnings stability). The Russell U.S. Small & Mid Cap Fund benefited from its exposure to sectors such as producer durables and technologies during late 2010 and early 2011, but as macroeconomic uncertainty increased in the second and third quarters of 2011, its lack of exposure to consumer staples and utilities was detrimental, as was poor stock selection in the financials sector.

The Fund’s allocation to real asset Underlying Funds during the fiscal year was 6% invested in the Russell Commodity Strategies Fund, 5% invested in the Russell Global Real Estate Securities Fund and 4% invested in the Russell Global Infrastructure Fund. All three funds underperformed the benchmark with the Russell Global Real Estate Securities Fund posting absolute negative returns and the other two posting absolute positive returns. Stock selection within the U.S., Hong Kong and Japan significantly detracted from the Russell Global Real Estate Securities Fund’s performance, as well as exposures to more cyclically-exposed sectors.

The Fund’s allocation to the Russell Global Opportunistic Credit Fund was 5% during the fiscal year. In aggregate, the fixed income asset class underperformed the Russell 1000® Index. This was primarily due to riskier fixed-income securities being generally out of favor during the fiscal year and U.S. core equity experiencing strong gains in the pro-recovery environments early in the fiscal year and in October 2011.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

The Fund had no changes in either weights or Underlying Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2001.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

***

Russell Developed ex-U.S. Large Cap® Index (net of tax on dividends from foreign holdings) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

‡	The Fund first issued Class A Shares on March 4, 2003. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡	The Fund first issued Class R1 Shares on May 19, 2006. The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.

‡‡‡	The Fund first issued Class R2 Shares on March 29, 2006. The returns shown for Class R2 Shares prior to that date are the returns of the Fund’s Class E Shares.

‡‡‡‡	Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

42	Equity Growth Strategy Fund

Russell Investment Company

Equity Growth Strategy Fund

Shareholder Expense Example — October 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2011 to October 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$877.20	$1,022.43
Expenses Paid During Period*	$2.60	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio of 0.55% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$874.30	$1,018.65
Expenses Paid During Period*	$6.14	$6.61

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$877.60	$1,022.43
Expenses Paid During Period*	$2.60	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio of 0.55% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Equity Growth Strategy Fund	43

Russell Investment Company

Equity Growth Strategy Fund

Shareholder Expense Example, continued — October 31, 2011 (Unaudited)

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$879.20	$1,024.60
Expenses Paid During Period*	$0.57	$0.61

*	Expenses are equal to the Fund’s annualized expense ratio of 0.12% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$878.80	$1,023.34
Expenses Paid During Period*	$1.75	$1.89

*	Expenses are equal to the Fund’s annualized expense ratio of 0.37% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$876.80	$1,022.08
Expenses Paid During Period*	$2.93	$3.16

*	Expenses are equal to the Fund’s annualized expense ratio of 0.62% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$879.20	$1,023.69
Expenses Paid During Period*	$1.42	$1.53

*	Expenses are equal to the Fund’s annualized expense ratio of 0.30% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

44	Equity Growth Strategy Fund

Russell Investment Company

Equity Growth Strategy Fund

Schedule of Investments — October 31, 2011

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.1%
Other Russell Investment Company Series Mutual Funds - Class Y Shares

Domestic Equities - 36.2%
Russell U.S. Core Equity Fund	6,657,386	179,882
Russell U.S. Quantitative Equity Fund	5,678,963	167,984
Russell U.S. Small & Mid Cap Fund	3,879,902	84,776

		432,642

Fixed Income - 5.0%
Russell Global Opportunistic Credit Fund	5,759,619	59,670

International Equities - 44.0%
Russell Emerging Markets Fund	4,623,042	84,278
Russell Global Equity Fund	19,887,677	167,454
Russell International Developed Markets Fund	9,483,552	272,937

		524,669

Real Assets - 14.9%
Russell Commodity Strategies Fund	6,612,658	70,028
Russell Global Infrastructure Fund	4,664,247	47,249
Russell Global Real Estate Securities Fund	1,779,948	60,571

		177,848

Total Investments - 100.1% (identified cost $1,180,076)		1,194,829

Other Assets and Liabilities, Net - (0.1%)		(702)

Net Assets - 100.0%		1,194,127

Presentation of Portfolio Holdings — October 31, 2011 (Unaudited)

Categories	% of Net Assets

Domestic Equities	36.2
Fixed Income	5.0
International Equities	44.0
Real Assets	14.9

Total Investments	100.1
Other Assets and Liabilities, Net	(0.1)

100.0

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund	45

Russell Investment Company

2015 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

2015 Strategy Fund - Class R1
	Total Return
1 Year	3.29%
Inception*	3.32	%§

2015 Strategy Fund - Class R2
	Total Return
1 Year	3.02%
Inception*	3.06	%§

2015 Strategy Fund - Class R3
	Total Return
1 Year	2.78%
Inception*	2.82	%§

Barclays Capital U.S. Aggregate Bond Index **
	Total Return
1 Year	5.00%
Inception*	6.21	%§

46	2015 Strategy Fund

Russell Investment Company

2015 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The 2015 Strategy Fund (the “Fund”) seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2015.

The Fund invests in a diversified portfolio that, as of October 1, 2011, consisted of approximately 34% equity funds, 60% fixed income funds and 6% real asset funds.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2011?

For the fiscal year ended October 31, 2011, the 2015 Strategy Fund’s Class R1, Class R2 and Class R3 Shares gained 3.29%, 3.02% and 2.78%, respectively. This is compared to the Barclays Capital U.S. Aggregate Bond Index, which gained 5.00 % during the same period.

For the fiscal year ended October 31, 2011, the Lipper® Mixed Asset Target 2015 Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 3.93%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s performance includes operating expenses, whereas the index returns are unmanaged and do not include expenses of any kind. The Fund’s underperformance relative to the Barclays Capital U.S. Aggregate Bond Index was due to the Fund’s exposure to both active fixed income management, which in aggregate underperformed the Barclays Capital U.S. Aggregate Bond Index due to riskier out-of-benchmark positions, and to equity investments, particularly global investment mandates.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

As the fiscal year began with hopes for a continued economic recovery from the 2008 financial crisis, the Underlying Funds’ money managers took pro-recovery bets early in the fiscal year. This was evident in both equity managers that picked high-risk stocks relative to the benchmark in sectors such as financials and consumer discretionary as well as fixed income managers that chose riskier out of benchmark positions. However, as the year progressed, the market grew concerned with economic and political events within the United States, Europe and emerging markets and money managers became focused on prudently reducing risk while also attempting to maintain exposure to factors that drive excess returns. This strategy allowed for strong returns in October 2011, as markets rallied.

All but three of the Underlying Funds (which are designed to represent individual asset classes) underperformed the Barclays Capital U.S. Aggregate Bond Index. In the fixed income Underlying Funds, the Russell Strategic Bond Fund and Russell Investment Grade Bond Fund underperformed the Barclays Capital U.S. Aggregate Bond Index. This was due to their preference for out-of-benchmark allocations to non-Treasury fixed income securities, such as investment grade financials, high yield corporate bonds and non-agency mortgage-backed securities. These positions suffered due to the European sovereign debt crisis as well as a result of the Federal Reserve (the “Fed”) selling its Maiden Lane II non-agency mortgage portfolio in April 2011, which decreased prices for these securities. The Russell U.S. Quantitative Equity Fund had the strongest outperformance of all the Underlying Funds against the Barclays Capital U.S. Aggregate Bond Index. This was due to the fund’s money managers identifying attractive factor cross-sections. The Russell U.S. Core Equity Fund and Russell U.S. Small & Mid Cap Fund were the only other funds to outperform the Fund’s benchmark. These funds benefited from a pro-recovery position in October 2011, which offset losses from earlier in the year. The Russell International Developed Markets Fund, Russell Emerging Markets Fund and Russell Global Equity Fund underperformed the benchmark. Their underperformance was driven by macro-economic risk aversion resulting in a flight from international countries with riskier markets to traditionally safe equities. Macro-economic fears caused a large real-estate pull back with limited consideration of net asset value differences across companies, sectors, countries and regions. This led to the Russell Global Real Estate Securities Fund underperforming the Fund’s benchmark. Similar macro-economic fears led to lower aggregate demand for real assets, which detracted from the performance of the Russell Commodity Strategies Fund, which underperformed the Barclays Capital U.S. Aggregate Bond Index.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The Fund’s allocation to fixed income Underlying Funds during the fiscal year was 40% invested in the Russell Strategic Bond Fund and 20% invested in the Russell Investment Grade Bond. In aggregate, the fixed income asset class underperformed the Barclays Capital U.S. Aggregate Bond Index. This was primarily due to these Underlying Funds holding riskier out-of-benchmark debt, which underperformed due to the macroeconomic pullback and European sovereign debt crisis. The Russell Strategic Bond Fund suffered due to overweight

2015 Strategy Fund	47

Russell Investment Company

2015 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

positions to investment grade financials, high yield corporate bonds and non-agency mortgages. The Russell Investment Grade Bond Fund also had out-of-index exposure to non-agency mortgages, which detracted from performance.

The U.S. equity Underlying Funds were positioned aggressively (e.g., greater volatility and focus on global equity). The Fund’s allocation to the Russell U.S. Core Equity Fund was 7%, the Russell U.S. Quantitative Equity Fund was 7% and the Russell U.S. Small & Mid Cap Fund was 3% during the period. These were the three strongest performing Underlying Funds, all of which outperformed the Barclays Capital U.S. Aggregate Bond Index. The Russell U.S. Quantitative Equity Fund was rewarded for its neutral exposure to risk and overweight exposure to quality, as the rotation by investors away from risk was accompanied by a rotation towards quality based factors (e.g., return on equity, return on assets and earnings stability). The Russell U.S. Core Equity Fund benefited from its pro-recovery positioning in late 2010 and early 2011, though despite the fund’s more defensive tactical positioning during the worst period of 2011, a remaining exposure to stocks with higher betas and stocks with more cyclical earnings patterns detracted from its performance. The Russell U.S. Small & Mid Cap Fund benefited from its exposure to sectors such as producer durables and technologies during late 2010 and early 2011, but as macroeconomic uncertainty increased in the second and third quarters of 2011, its lack of exposure to consumer staples and utilities was detrimental, as was poor stock selection in the financials sector.

The international equity Underlying Funds experienced high levels of volatility and all three funds underperformed the Barclays Capital U.S. Aggregate Bond Index. The Fund’s allocation to the Russell International Developed Markets Fund was 9%, the Russell Global Equity Fund was 6% and the Russell Emerging Markets Fund was 2% during the period. These funds’ investment strategies do not emphasize downside protection, risk aversion or defensiveness and their performance was negatively affected by macro-economic events, the weak performance of emerging markets and the resulting flight to safety. The Russell International Developed Markets Fund was not sufficiently defensive for a market environment marked by fear and skepticism, and its emphasis on companies with higher rates of earnings growth proved disadvantageous as generalized skepticism towards growth prospects weighed on share prices. The Russell Global Equity Fund suffered from poor stock picks within the energy, consumer discretionary and financials sectors.

The Fund’s allocation to real asset Underlying Funds during the fiscal year was 3% invested in the Russell Global Real Estate Securities Fund and 3% invested in the Russell Commodity Strategies Fund. The two funds underperformed the benchmark with the Russell Global Real Estate Securities Fund posting absolute negative returns and the Russell Commodity Strategies Fund posting absolute positive returns. Stock selection within the U.S., Hong Kong and Japan significantly detracted from the Russell Global Real Estate Securities Fund’s performance, as well as exposures to more cyclically-exposed sectors.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

The Fund had no changes in either weights or Underlying Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued Class R1, R2 and R3 Shares on March 31, 2008.

**	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

48	2015 Strategy Fund

Russell Investment Company

2015 Strategy Fund

Shareholder Expense Example — October 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur ongoing costs, including distribution (12b-1) and/or service fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2011 to October 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$963.60	$1,025.21
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$962.80	$1,023.95
Expenses Paid During Period*	$1.24	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$961.60	$1,022.68
Expenses Paid During Period*	$2.47	$2.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2015 Strategy Fund	49

Russell Investment Company

2015 Strategy Fund

Schedule of Investments — October 31, 2011

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds - Class Y Shares

Domestic Equities - 17.0%
Russell U.S. Core Equity Fund	148,736	4,019
Russell U.S. Quantitative Equity Fund	135,893	4,020
Russell U.S. Small & Mid Cap Fund	80,021	1,748

		9,787

Fixed Income - 60.0%
Russell Investment Grade Bond Fund	514,633	11,481
Russell Strategic Bond Fund	2,112,663	22,965

		34,446

International Equities - 17.0%
Russell Emerging Markets Fund	63,720	1,162
Russell Global Equity Fund	409,071	3,444
Russell International Developed Markets Fund	179,371	5,162

		9,768

Real Assets - 6.0%
Russell Commodity Strategies Fund	162,582	1,722
Russell Global Real Estate Securities Fund	51,429	1,750

		3,472

Total Investments - 100.0% (identified cost $53,175)		57,473

Other Assets and Liabilities, Net - (0.0%)		(19)

Net Assets - 100.0%		57,454

Presentation of Portfolio Holdings — October 31, 2011 (Unaudited)

Categories	% of Net Assets

Domestic Equities	17.0
Fixed Income	60.0
International Equities	17.0
Real Assets	6.0

Total Investments	100.0
Other Assets and Liabilities, Net	(—	)*

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

50	2015 Strategy Fund

(This page intentionally left blank)

Russell Investment Company

2020 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

2020 Strategy Fund - Class A ‡
	Total Return
1 Year	(3.04%)
5 Years	1.13	%§
Inception*	3.08	%§

2020 Strategy Fund - Class E
	Total Return
1 Year	3.07%
5 Years	2.37	%§
Inception*	4.00	%§

2020 Strategy Fund - Class R1 ‡‡
	Total Return
1 Year	3.17%
5 Years	2.61	%§
Inception*	4.24	%§

2020 Strategy Fund - Class R2 ‡‡‡
	Total Return
1 Year	2.88%
5 Years	2.34	%§
Inception*	3.97	%§

2020 Strategy Fund - Class R3 ‡‡‡‡
	Total Return
1 Year	2.56%
5 Years	2.08	%§
Inception*	3.71	%§

2020 Strategy Fund - Class S
	Total Return
1 Year	3.17%
5 Years	2.62	%§
Inception*	4.24	%§

Barclays Capital U.S. Aggregate Bond Index **
	Total Return
1 Year	5.00%
5 Years	6.41	%§
Inception*	5.58	%§

52	2020 Strategy Fund

Russell Investment Company

2020 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The 2020 Strategy Fund (the “Fund”) seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2020.

The Fund invests in a diversified portfolio that, as of October 1, 2011, consisted of approximately 43.5% equity funds, 50% fixed income funds and 6.5% real asset funds.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2011?

For the fiscal year ended October 31, 2011, the 2020 Strategy Fund’s Class A, Class E, Class R1, Class R2, Class R3 and Class S Shares gained 2.89%, 3.07%, 3.17%, 2.88%, 2.56% and 3.17%, respectively. This is compared to the Barclays Capital U.S. Aggregate Bond Index, which gained 5.00 % during the same period.

For the fiscal year ended October 31, 2011, the Lipper® Mixed Asset Target 2020 Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 3.84%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s performance includes operating expenses, whereas the index returns are unmanaged and do not include expenses of any kind. The Fund’s underperformance relative to the Barclays Capital U.S. Aggregate Bond Index was due to the Fund’s exposure to both active fixed income management, which in aggregate underperformed the Barclays Capital U.S. Aggregate Bond Index due to riskier out-of-benchmark positions, and to equity investments, particularly global investment mandates.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

As the fiscal year began with hopes for a continued economic recovery from the 2008 financial crisis, the Underlying Funds’ money managers took pro-recovery bets early in the fiscal year. This was evident in both equity managers that picked high-risk stocks relative to the benchmark in sectors such as financials and consumer discretionary as well as fixed income managers that chose riskier out of benchmark positions. However, as the year progressed, the market grew concerned with economic and political events within the United States, Europe and emerging markets and money managers became focused on prudently reducing risk while also attempting to maintain exposure to factors that drive excess returns. This strategy allowed for strong returns in October 2011, as markets rallied.

All but three of the Underlying Funds (which are designed to represent individual asset classes) underperformed the Barclays Capital U.S. Aggregate Bond Index. In the fixed income Underlying Funds, the Russell Strategic Bond Fund and Russell Investment Grade Bond Fund underperformed the Barclays Capital U.S. Aggregate Bond Index. This was due to their preference for out-of-benchmark allocations to non-Treasury fixed income securities, such as investment grade financials, high yield corporate bonds and non-agency mortgage-backed securities. These positions suffered due to the European sovereign debt crisis as well as a result of the Federal Reserve (the “Fed”) selling its Maiden Lane II non-agency mortgage portfolio in April 2011, which decreased prices for these securities. The Russell U.S. Quantitative Equity Fund had the strongest outperformance of all the Underlying Funds against the Barclays Capital U.S. Aggregate Bond Index. This was due to the fund’s money managers identifying attractive factor cross-sections. The Russell U.S. Core Equity Fund and Russell U.S. Small & Mid Cap Fund were the only other funds to outperform the Fund’s benchmark. These funds benefited from a pro-recovery position in October 2011, which offset losses from earlier in the year. The Russell International Developed Markets Fund, Russell Emerging Markets Fund and Russell Global Equity Fund underperformed the benchmark. Their underperformance was driven by macro-economic risk aversion resulting in a flight from international countries with riskier markets to traditionally safe equities. Macro-economic fears caused a large real-estate pull back with limited consideration of net asset value differences across companies, sectors, countries and regions. This led to the Russell Global Real Estate Securities Fund underperforming the Fund’s benchmark. Similar macro-economic fears led to lower aggregate demand for real assets, which detracted from the performance of the Russell Commodity Strategies Fund, which underperformed the Barclays Capital U.S. Aggregate Bond Index.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The Fund’s allocation to fixed income Underlying Funds during the fiscal year was 40% invested in the Russell Strategic Bond Fund and 10% invested in the Russell Investment Grade Bond. In aggregate, the fixed income asset class underperformed the Barclays Capital U.S. Aggregate Bond Index. This was primarily due to these Underlying Funds holding riskier out-of-benchmark debt, which underperformed due to the macroeconomic pullback and European sovereign debt crisis.

2020 Strategy Fund	53

Russell Investment Company

2020 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

The Russell Strategic Bond Fund suffered due to overweight positions to investment grade financials, high yield corporate bonds and non-agency mortgages. The Russell Investment Grade Bond Fund also had out-of-index exposure to non-agency mortgages, which detracted from performance.

The U.S. equity Underlying Funds were positioned aggressively (e.g., greater volatility and focus on global equity). The Fund’s allocation to the Russell U.S. Core Equity Fund was 9.50%, the Russell U.S. Quantitative Equity Fund was 9.50% and the Russell U.S. Small & Mid Cap Fund was 3.50% during the period. These were the three strongest performing Underlying Funds, all of which outperformed the Barclays Capital U.S. Aggregate Bond Index. The Russell U.S. Quantitative Equity Fund was rewarded for its neutral exposure to risk and overweight exposure to quality, as the rotation by investors away from risk was accompanied by a rotation towards quality based factors (e.g., return on equity, return on assets and earnings stability). The Russell U.S. Core Equity Fund benefited from its pro-recovery positioning in late 2010 and early 2011, though despite the fund’s more defensive tactical positioning during the worst period of 2011, a remaining exposure to stocks with higher betas and stocks with more cyclical earnings patterns detracted from its performance. The Russell U.S. Small & Mid Cap Fund benefited from its exposure to sectors such as producer durables and technologies during late 2010 and early 2011, but as macroeconomic uncertainty increased in the second and third quarters of 2011, its lack of exposure to consumer staples and utilities was detrimental, as was poor stock selection in the financials sector.

The international equity Underlying Funds experienced high levels of volatility and all three funds underperformed the Barclays Capital U.S. Aggregate Bond Index. The Fund’s allocation to the Russell International Developed Markets Fund was 11%, the Russell Global Equity Fund was 7% and the Russell Emerging Markets Fund was 3% during the period. These funds’ investment strategies do not emphasize downside protection, risk aversion or defensiveness and their performance was negatively affected by macro-economic events, the weak performance of emerging markets and the resulting flight to safety. The Russell International Developed Markets Fund was not sufficiently defensive for a market environment marked by fear and skepticism, and its emphasis on companies with higher rates of earnings growth proved disadvantageous as generalized skepticism towards growth prospects weighed on share prices. The Russell Global Equity Fund suffered from poor stock picks within the energy, consumer discretionary and financials sectors.

The Fund’s allocation to real asset Underlying Funds during the fiscal year was 3.5% invested in the Russell Commodity Strategies Fund and 3% invested in the Russell Global Real Estate Securities Fund. The two funds underperformed the benchmark with the Russell Global Real Estate Securities Fund posting absolute negative returns and the Russell Commodity Strategies Fund posting absolute positive returns. Stock selection within the U.S., Hong Kong and Japan significantly detracted from the Russell Global Real Estate Securities Fund’s performance, as well as exposures to more cyclically-exposed sectors.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

The Fund had no changes in either weights or Underlying Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued Class D, E and S Shares on January 3, 2005.

**	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

‡	The Fund first issued Class A Shares on September 1, 2005. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡	The Fund first issued Class R1 Shares on June 7, 2006. The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.

‡‡‡	The Fund first issued Class R2 Shares on September 8, 2006. The returns shown for Class R2 Shares prior to that date are the returns of the Fund’s Class E Shares.

‡‡‡‡	Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

54	2020 Strategy Fund

Russell Investment Company

2020 Strategy Fund

Shareholder Expense Example — October 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur ongoing costs, including distribution (12b-1) and/or service fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2011 to October 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$948.50	$1,023.95
Expenses Paid During Period*	$1.23	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$948.70	$1,023.95
Expenses Paid During Period*	$1.23	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$949.20	$1,025.21
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$948.20	$1,023.95
Expenses Paid During Period*	$1.23	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2020 Strategy Fund	55

Russell Investment Company

2020 Strategy Fund

Shareholder Expense Example, continued — October 31, 2011 (Unaudited)

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$947.00	$1,022.68
Expenses Paid During Period*	$2.45	$2.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$950.00	$1,025.21
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class.

56	2020 Strategy Fund

Russell Investment Company

2020 Strategy Fund

Schedule of Investments — October 31, 2011

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds - Class Y Shares

Domestic Equities - 23.1%
Russell U.S. Core Equity Fund	978,773	26,446
Russell U.S. Quantitative Equity Fund	895,682	26,494
Russell U.S. Small & Mid Cap Fund	447,760	9,784

		62,724

Fixed Income - 49.3%
Russell Investment Grade Bond Fund	1,197,002	26,705
Russell Strategic Bond Fund	9,818,547	106,728

		133,433

International Equities - 21.1%
Russell Emerging Markets Fund	374,378	6,825
Russell Global Equity Fund	2,273,833	19,146
Russell International Developed Markets Fund	1,082,075	31,142

		57,113

Real Assets - 6.5%
Russell Commodity Strategies Fund	878,253	9,300
Russell Global Real Estate Securities Fund	243,837	8,298

		17,598

Total Investments - 100.0% (identified cost $246,326)		270,868

Other Assets and Liabilities, Net - (0.0%)		(62)

Net Assets - 100.0%		270,806

Presentation of Portfolio Holdings — October 31, 2011 (Unaudited)

Categories	% of Net Assets

Domestic Equities	23.1
Fixed Income	49.3
International Equities	21.1
Real Assets	6.5

Total Investments	100.0
Other Assets and Liabilities, Net	(—	)*

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

2020 Strategy Fund	57

Russell Investment Company

2025 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

2025 Strategy Fund - Class R1
	Total Return
1 Year	2.91%
Inception*	0.97	%§

2025 Strategy Fund - Class R2
	Total Return
1 Year	2.74%
Inception*	0.73	%§

2025 Strategy Fund - Class R3
	Total Return
1 Year	2.42%
Inception*	0.44	%§

Russell 1000® Index **
	Total Return
1 Year	8.01%
Inception*	1.03	%§

58	2025 Strategy Fund

Russell Investment Company

2025 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The 2025 Strategy Fund (the “Fund”) seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2025.

The Fund invests in a diversified portfolio that, as of October 1, 2011, consisted of approximately 56.40% equity funds, 36% fixed income funds and 7.60% real asset funds.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2011?

For the fiscal year ended October 31, 2011, the 2025 Strategy Fund’s Class R1, Class R2 and Class R3 Shares gained 2.91%, 2.74% and 2.42%, respectively. This is compared to the Russell 1000® Index, which gained 8.01% during the same period.

For the fiscal year ended October 31, 2011, the Lipper® Mixed Asset Target 2025 Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 4.76%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s performance includes operating expenses, whereas the index returns are unmanaged and do not include expenses of any kind. The Fund’s underperformance relative to the Russell 1000® Index was due in part to the Fund’s relative exposure to active fixed income management and global investment mandates, which in the aggregate underperformed U.S. core equities.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

As the fiscal year began with hopes for a continued economic recovery from the 2008 financial crisis, the Underlying Funds’ money managers took pro-recovery bets early in the fiscal year. This was evident in both equity managers that picked high-risk stocks relative to the benchmark in sectors such as financials and consumer discretionary as well as fixed income managers that chose riskier out of benchmark positions. However, as the year progressed, the market grew concerned with economic and political events within the United States, Europe and emerging markets and money managers became focused on prudently reducing risk while also attempting to maintain exposure to factors that drive excess returns. This strategy allowed for strong returns in October 2011, as markets rallied.

All but one of the Underlying Funds (which are designed to represent individual asset classes) underperformed the Russell 1000® Index. The Russell Strategic Bond Fund underperformed the benchmark due to its investment strategy to invest in out-of-benchmark fixed income securities, such as investment grade financials, high yield corporate bonds and non-agency mortgage-backed securities. These positions suffered due to the European sovereign debt crisis as well as a result of the Federal Reserve (the “Fed”) selling its Maiden Lane II non-agency mortgage portfolio in April 2011, which decreased prices for these securities. The Russell U.S. Quantitative Equity Fund was the only Underlying Fund to outperform the Russell 1000® Index. This was due to the fund’s money managers identifying attractive factor cross-sections. The Russell U.S. Core Equity Fund and Russell U.S. Small & Mid Cap Fund benefited from a pro-recovery position in October 2011 that offset losses from earlier in the year, but underperformed the Russell 1000® Index due to exposure to stocks with higher betas. The Russell International Developed Markets Fund, Russell Emerging Markets Fund and Russell Global Equity Fund underperformed the benchmark. Their underperformance was driven by macro-economic risk aversion resulting in a flight from international countries with riskier markets to traditionally safe equities. Macro-economic fears caused a large real-estate pull back with limited consideration of net asset value differences across companies, sectors, countries and regions. This led to the Russell Global Real Estate Securities Fund underperforming the Fund’s benchmark. Similar macro-economic fears led to lower aggregate demand for real assets, which detracted from the performance of the Russell Commodity Strategies Fund, which underperformed the Russell 1000® Index.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The Fund’s allocation to fixed income Underlying Funds during the fiscal year was 36% invested in the Russell Strategic Bond Fund. In aggregate, the fixed income asset class underperformed the Russell 1000® Index. This was primarily due to riskier fixed-income securities being generally out of favor during the fiscal year and U.S. core equity experiencing strong gains in the pro-recovery environments early in the fiscal year and in October 2011. The Russell Strategic Bond Fund suffered due to its out-of-benchmark investments in investment grade financials, high yield corporate bonds and non-agency mortgages.

The U.S. equity Underlying Funds were positioned aggressively (e.g., greater volatility and focus on global equity). The Fund’s allocation to the Russell U.S. Core Equity Fund was 12.8%, the Russell U.S. Quantitative Equity Fund was 12.6% and the

2025 Strategy Fund	59

Russell Investment Company

2025 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

Russell U.S. Small & Mid Cap Fund was 4.4% during the period. These were the three strongest performing Underlying Funds. The Russell U.S. Core Equity Fund benefited from its pro-recovery positioning in late 2010 and early 2011, though despite the fund’s more defensive tactical positioning during the worst period of 2011, a remaining exposure to stocks with higher betas and stocks with more cyclical earnings patterns detracted from its performance. The Russell U.S. Quantitative Equity Fund was rewarded for its neutral exposure to risk and overweight exposure to quality, as the rotation by investors away from risk was accompanied by a rotation towards quality based factors (e.g., return on equity, return on assets and earnings stability). The Russell U.S. Small & Mid Cap Fund benefited from its exposure to sectors such as producer durables and technologies during late 2010 and early 2011, but as macroeconomic uncertainty increased in the second and third quarters of 2011, its lack of exposure to consumer staples and utilities was detrimental, as was poor stock selection in the financials sector.

The international equity Underlying Funds experienced high levels of volatility and all three funds underperformed the Russell 1000® Index. The Fund’s allocation to the Russell International Developed Markets Fund was 15%, the Russell Global Equity Fund was 9% and the Russell Emerging Markets Fund was 3%, during the period. These funds’ investment strategies do not emphasize downside protection, risk aversion or defensiveness and their performance was negatively affected by macro-economic events, the weak performance of emerging markets and the resulting flight to safety. The Russell International Developed Markets Fund was not sufficiently defensive for a market environment marked by fear and skepticism, and its emphasis on companies with higher rates of earnings growth proved disadvantageous as generalized skepticism towards growth prospects weighed on share prices. The Russell Global Equity Fund suffered from poor stock picks within the energy, consumer discretionary and financials sectors.

The Fund’s allocation to real asset Underlying Funds during the fiscal year was 4% invested in the Russell Commodity Strategies Fund and 3.2% invested in the Russell Global Real Estate Securities Fund. The two funds underperformed the benchmark with the Russell Global Real Estate Securities Fund posting absolute negative returns and the Russell Commodity Strategies Fund posting absolute positive returns. Stock selection within the U.S., Hong Kong and Japan significantly detracted from the Russell Global Real Estate Securities Fund’s performance, as well as exposures to more cyclically-exposed sectors.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

The Fund had no changes in either weights or Underlying Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued Class R1, R2 and R3 Shares on March 31, 2008.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

60	2025 Strategy Fund

Russell Investment Company

2025 Strategy Fund

Shareholder Expense Example — October 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur ongoing costs, including distribution (12b-1) and/or service fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2011 to October 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$928.70	$1,025.21
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$928.00	$1,023.95
Expenses Paid During Period*	$1.21	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$925.80	$1,022.68
Expenses Paid During Period*	$2.43	$2 .55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2025 Strategy Fund	61

Russell Investment Company

2025 Strategy Fund

Schedule of Investments — October 31, 2011

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds - Class Y Shares

Domestic Equities - 29.8%
Russell U.S. Core Equity Fund	248,794	6,722
Russell U.S. Quantitative Equity Fund	223,742	6,618
Russell U.S. Small & Mid Cap Fund	105,926	2,315

		15,655

Fixed Income - 36.0%
Russell Strategic Bond Fund	1,739,322	18,906

International Equities - 26.6%
Russell Emerging Markets Fund	92,316	1,683
Russell Global Equity Fund	523,899	4,411
Russell International Developed Markets Fund	272,920	7,855

		13,949

Real Assets - 7.6%
Russell Commodity Strategies Fund	218,247	2,311
Russell Global Real Estate Securities Fund	49,467	1,684

		3,995

Total Investments - 100.0% (identified cost $47,889)		52,505

Other Assets and Liabilities, Net - (0.0%)		(25)

Net Assets - 100.0%		52,480

Presentation of Portfolio Holdings — October 31, 2011 (Unaudited)

Categories	% of Net Assets

Domestic Equities	29.8
Fixed Income	36.0
International Equities	26.6
Real Assets	7.6

Total Investments	100.0
Other Assets and Liabilities, Net	(—	)*

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

62	2025 Strategy Fund

(This page intentionally left blank)

Russell Investment Company

2030 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

2030 Strategy Fund - Class A ‡
	Total Return
1 Year	(3.55)%
5 Years	(1.24	)%§
Inception*	1.61	%§

2030 Strategy Fund - Class E
	Total Return
1 Year	2.02%
5 Years	(0.25	)%§
Inception*	2.36	%§

2030 Strategy Fund - Class R1 ‡‡
	Total Return
1 Year	2.55%
5 Years	0.05	%§
Inception*	2.65	%§

2030 Strategy Fund - Class R2 ‡‡‡
	Total Return
1 Year	2.27%
5 Years	(0.21	)%§
Inception*	2.38	%§

2030 Strategy Fund - Class R3 ‡‡‡‡
	Total Return
1 Year	2.03%
5 Years	(0.47	)%§
Inception*	2.14	%§

2030 Strategy Fund - Class S
	Total Return
1 Year	2.55%
5 Years	0.03	%§
Inception*	2.65	%§

Russell 1000® Index **
	Total Return
1 Year	8.01%
5 Years	0.54	%§
Inception*	2.94	%§

64	2030 Strategy Fund

Russell Investment Company

2030 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The 2030 Strategy Fund (the “Fund”) seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2030.

The Fund is invested in a diversified portfolio that, as of October 1, 2011, consisted of approximately 72.70% equity funds, 17% fixed income funds and 10.3% real asset funds.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2011?

For the fiscal year ended October 31, 2011, the 2030 Strategy Fund’s Class A, Class E, Class R1, Class R2, Class R3 and Class S Shares gained 2.39%, 2.02%, 2.55%, 2.27%, 2.03% and 2.55%, respectively. This is compared to the Russell 1000® Index, which gained 8.01% during the same period.

For the fiscal year ended October 31, 2011, the Lipper® Mixed Asset Target 2030 Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 3.39%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s performance includes operating expenses, whereas the index returns are unmanaged and do not include expenses of any kind. The Fund’s underperformance relative to the Russell 1000® Index was due in part to the Fund’s relative exposure to active fixed income management and global investment mandates, which in the aggregate underperformed U.S. core equities.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

As the fiscal year began with hopes for a continued economic recovery from the 2008 financial crisis, the Underlying Funds’ money managers took pro-recovery bets early in the fiscal year. This was evident in both equity managers that picked high-risk stocks relative to the benchmark in sectors such as financials and consumer discretionary as well as fixed income managers that chose riskier out of benchmark positions. However, as the year progressed, the market grew concerned with economic and political events within the United States, Europe and emerging markets and money managers became focused on prudently reducing risk while also attempting to maintain exposure to factors that drive excess returns. This strategy allowed for strong returns in October 2011, as markets rallied.

The Russell U.S. Quantitative Equity Fund was the only Underlying Fund (which are designed to represent individual asset classes) to outperform the Russell 1000® Index. This was due to the fund’s money managers identifying attractive factor cross-sections. The Russell U.S. Core Equity Fund and Russell U.S. Small & Mid Cap Fund benefited from a pro-recovery position in October 2011 that offset losses from earlier in the year, but underperformed the Russell 1000® Index due to exposure to stocks with higher betas. The Russell International Developed Markets Fund, Russell Emerging Markets Fund and Russell Global Equity Fund underperformed the benchmark. Their underperformance was driven by macro-economic risk aversion resulting in a flight from international countries with riskier markets to traditionally safe equities. The Russell Strategic Bond Fund underperformed the benchmark due to its investment strategy to invest in out-of-benchmark fixed income securities, such as investment grade financials, high yield corporate bonds and non-agency mortgage-backed securities. These positions suffered due to the European sovereign debt crisis as well as a result of the Federal Reserve (the “Fed”) selling its Maiden Lane II non-agency mortgage portfolio in April 2011, which decreased prices for these securities. Macro-economic fears caused a large real-estate pull back with limited consideration of net asset value differences across companies, sectors, countries and regions. This led to the Russell Global Real Estate Securities Fund underperforming the Fund’s benchmark. Similar macro-economic fears led to lower aggregate demand for real assets, which detracted from the performance of the Russell Commodity Strategies Fund, which underperformed the Russell 1000® Index.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The U.S. equity Underlying Funds were positioned aggressively (e.g., greater volatility and focus on global equity). The Fund’s allocation to the Russell U.S. Core Equity Fund was 16.6%, the Russell U.S. Quantitative Equity Fund was 15.8% and the Russell U.S. Small & Mid Cap Fund was 6.2% during the period. These were the three strongest performing Underlying Funds. The Russell U.S. Core Equity Fund benefited from its pro-recovery positioning in late 2010 and early 2011, though despite the fund’s more defensive tactical positioning during the worst period of 2011, a remaining exposure to stocks with higher betas and stocks with more cyclical earnings patterns detracted from its performance. The Russell U.S. Quantitative Equity Fund was rewarded for its neutral exposure to risk and overweight exposure to quality, as the rotation by investors away from risk was accompanied by a rotation towards quality based factors (e.g., return on equity, return on assets and earnings stability). The Russell U.S. Small & Mid Cap Fund benefited

2030 Strategy Fund	65

Russell Investment Company

2030 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

from its exposure to sectors such as producer durables and technologies during late 2010 and early 2011, but as macroeconomic uncertainty increased in the second and third quarters of 2011, its lack of exposure to consumer staples and utilities was detrimental, as was poor stock selection in the financials sector.

The international equity Underlying Funds experienced high levels of volatility and all three funds underperformed the Russell 1000® Index. The Fund’s allocation to the Russell International Developed Markets Fund was 20%, the Russell Global Equity Fund was 10% and the Russell Emerging Markets Fund was 4% during the period. These funds’ investment strategies do not emphasize downside protection, risk aversion or defensiveness and their performance was negatively affected by macro-economic events, the weak performance of emerging markets and the resulting flight to safety. The Russell International Developed Markets Fund was not sufficiently defensive for a market environment marked by fear and skepticism, and its emphasis on companies with higher rates of earnings growth proved disadvantageous as generalized skepticism towards growth prospects weighed on share prices. The Russell Global Equity Fund suffered from poor stock picks within the energy, consumer discretionary and financials sectors.

The Fund’s allocation to fixed income Underlying Funds during the fiscal year was 17% invested in the Russell Strategic Bond Fund. In aggregate, the fixed income asset class underperformed the Russell 1000® Index. This was primarily due to riskier fixed-income securities being generally out of favor during the fiscal year and U.S. core equity experiencing strong gains in the pro-recovery environments early in the fiscal year and in October 2011. The Russell Strategic Bond Fund suffered due to its out-of-benchmark investments in investment grade financials, high yield corporate bonds and non-agency mortgages.

The Fund’s allocation to real asset Underlying Funds during the fiscal year was 6% invested in the Russell Commodity Strategies Fund and 4.3% invested in the Russell Global Real Estate Securities Fund. The two funds underperformed the benchmark with the Russell Global Real Estate Securities Fund posting absolute negative returns and the Russell Commodity Strategies Fund posting absolute positive returns. Stock selection within the U.S., Hong Kong and Japan significantly detracted from the Russell Global Real Estate Securities Fund’s performance, as well as exposures to more cyclically-exposed sectors.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

The Fund had no changes in either weights or Underlying Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued Class D, E and S Shares on January 3, 2005.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

‡	The Fund first issued Class A Shares on September 1, 2005. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡	The Fund first issued Class R1 Shares on June 7, 2006. The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.

‡‡‡	The Fund first issued Class R2 Shares on September 8, 2006. The returns shown for Class R2 Shares prior to that date are the returns of the Fund’s Class E Shares.

‡‡‡‡	Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

66	2030 Strategy Fund

Russell Investment Company

2030 Strategy Fund

Shareholder Expense Example — October 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur ongoing costs, including distribution (12b-1) and/or service fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2011 to October 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$900.50	$1,023.95
Expenses Paid During Period*	$1.20	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$899.80	$1,023.95
Expenses Paid During Period*	$1.20	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$901.40	$1,025.21
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$899.60	$1,023.95
Expenses Paid During Period*	$1.20	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2030 Strategy Fund	67

Russell Investment Company

2030 Strategy Fund

Shareholder Expense Example, continued — October 31, 2011 (Unaudited)

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$899.20	$1,022.68
Expenses Paid During Period*	$2.39	$2.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$901.40	$1,025.21
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class.

68	2030 Strategy Fund

Russell Investment Company

2030 Strategy Fund

Schedule of Investments — October 31, 2011

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds - Class Y Shares

Domestic Equities - 39.0%
Russell U.S. Core Equity Fund	1,323,967	35,774
Russell U.S. Quantitative Equity Fund	1,148,069	33,960
Russell U.S. Small & Mid Cap Fund	614,338	13,423

		83,157

Fixed Income - 16.7%
Russell Strategic Bond Fund	3,289,316	35,755

International Equities - 34.0%
Russell Emerging Markets Fund	489,181	8,918
Russell Global Equity Fund	2,640,990	22,237
Russell International Developed Markets Fund	1,438,990	41,414

		72,569

Real Assets - 10.3%
Russell Commodity Strategies Fund	1,192,383	12,627
Russell Global Real Estate Securities Fund	273,893	9,321

		21,948

Total Investments - 100.0% (identified cost $194,588)		213,429

Other Assets and Liabilities, Net - (0.0%)		(53)

Net Assets - 100.0%		213,376

Presentation of Portfolio Holdings — October 31, 2011 (Unaudited)

Categories	% of Net Assets

Domestic Equities	39.0
Fixed Income	16.7
International Equities	34.0
Real Assets	10.3

Total Investments	100.0
Other Assets and Liabilities, Net	(—	)*

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

2030 Strategy Fund	69

Russell Investment Company

2035 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

2035 Strategy Fund - Class R1
	Total Return
1 Year	2.10%
Inception*	(0.75	)%§

2035 Strategy Fund - Class R2
	Total Return
1 Year	1.81%
Inception*	(1.02	)%§

2035 Strategy Fund - Class R3
	Total Return
1 Year	1.60%
Inception*	(1.25	)%§

Russell 1000® Index **
	Total Return
1 Year	8.01%
Inception*	1.03	%§

70	2035 Strategy Fund

Russell Investment Company

2035 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The 2035 Strategy Fund (the “Fund”) seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2035.

The Fund invests in a diversified portfolio that, as of October 1, 2011, consisted of 79% equity funds, 10% fixed income funds and 11% real asset funds.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2011?

For the fiscal year ended October 31, 2011, the 2035 Strategy Fund’s Class R1, Class R2 and Class R3 Shares gained 2.10%, 1.81% and 1.60%, respectively. This is compared to the Russell 1000® Index, which gained 8.01% during the same period.

For the fiscal year ended October 31, 2011, the Lipper® Mixed Asset Target 2035 Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 4.14%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s performance includes operating expenses, whereas the index returns are unmanaged and do not include expenses of any kind. The Fund’s underperformance relative to the Russell 1000® Index was due in part to the Fund’s relative exposure to active fixed income management and global investment mandates, which in the aggregate underperformed U.S. core equities.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

As the fiscal year began with hopes for a continued economic recovery from the 2008 financial crisis, the Underlying Funds’ money managers took pro-recovery bets early in the fiscal year. This was evident in both equity managers that picked high-risk stocks relative to the benchmark in sectors such as financials and consumer discretionary as well as fixed income managers that chose riskier out of benchmark positions. However, as the year progressed, the market grew concerned with economic and political events within the United States, Europe and emerging markets and money managers became focused on prudently reducing risk while also attempting to maintain exposure to factors that drive excess returns. This strategy allowed for strong returns in October 2011, as markets rallied.

The Russell U.S. Quantitative Equity Fund was the only Underlying Fund (which are designed to represent individual asset classes) to outperform the Russell 1000® Index. This was due to the fund’s money managers identifying attractive factor cross-sections. The Russell U.S. Core Equity Fund and Russell U.S. Small & Mid Cap Fund benefited from a pro-recovery position in October 2011 that offset losses from earlier in the year, but underperformed the Russell 1000® Index due to exposure to stocks with higher betas. The Russell International Developed Markets Fund, Russell Emerging Markets Fund and Russell Global Equity Fund underperformed the benchmark. Their underperformance was driven by macro-economic risk aversion resulting in a flight from international countries with riskier markets to traditionally safe equities. Macro-economic fears caused a large real-estate pull back with limited consideration of net asset value differences across companies, sectors, countries and regions. This led to the Russell Global Real Estate Securities Fund underperforming the Fund’s benchmark. Similar macro-economic fears led to lower aggregate demand for real assets, which detracted from the performance of the Russell Commodity Strategies Fund, which underperformed the Russell 1000® Index. The Russell Strategic Bond Fund underperformed the benchmark due to its investment strategy to invest in out-of-benchmark fixed income securities, such as investment grade financials, high yield corporate bonds and non-agency mortgage-backed securities. These positions suffered due to the European sovereign debt crisis as well as a result of the Federal Reserve (the “Fed”) selling its Maiden Lane II non-agency mortgage portfolio in April 2011, which decreased prices for these securities.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The U.S. equity Underlying Funds were positioned aggressively (e.g., greater volatility and focus on global equity). The Fund’s allocation to the Russell U.S. Core Equity Fund was 18%, the Russell U.S. Quantitative Equity Fund was 17.5% and the Russell U.S. Small & Mid Cap Fund was 6.5% during the period. These were the three strongest performing Underlying Funds. The Russell U.S. Core Equity Fund benefited from its pro-recovery positioning in late 2010 and early 2011, though despite the fund’s more defensive tactical positioning during the worst period of 2011, a remaining exposure to stocks with higher betas and stocks with more cyclical earnings patterns detracted from its performance. The Russell U.S. Quantitative Equity Fund was rewarded for its neutral exposure to risk and overweight exposure to quality, as the rotation by investors away from risk was accompanied by a rotation towards quality based

2035 Strategy Fund	71

Russell Investment Company

2035 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

factors (e.g., return on equity, return on assets and earnings stability). The Russell U.S. Small & Mid Cap Fund benefited from its exposure to sectors such as producer durables and technologies during late 2010 and early 2011, but as macroeconomic uncertainty increased in the second and third quarters of 2011, its lack of exposure to consumer staples and utilities was detrimental, as was poor stock selection in the financials sector.

The international equity Underlying Funds experienced high levels of volatility and all three funds underperformed the Russell 1000® Index. The Fund’s allocation to the Russell International Developed Markets Fund was 21%, the Russell Global Equity Fund was 11.5% and the Russell Emerging Markets Fund was 4.5% during the period. These funds’ investment strategies do not emphasize downside protection, risk aversion or defensiveness and their performance was negatively affected by macro-economic events, the weak performance of emerging markets and the resulting flight to safety. The Russell International Developed Markets Fund was not sufficiently defensive for a market environment marked by fear and skepticism, and its emphasis on companies with higher rates of earnings growth proved disadvantageous as generalized skepticism towards growth prospects weighed on share prices. The Russell Global Equity Fund suffered from poor stock picks within the energy, consumer discretionary and financials sectors.

The Fund’s allocation to real asset Underlying Funds during the fiscal year was 6% invested in the Russell Commodity Strategies Fund and 5% invested in the Russell Global Real Estate Securities Fund. The two funds underperformed the benchmark with the Russell Global Real Estate Securities Fund posting absolute negative returns and the Russell Commodity Strategies Fund posting absolute positive returns. Stock selection within the U.S., Hong Kong and Japan significantly detracted from the Russell Global Real Estate Securities Fund’s performance, as well as exposures to more cyclically-exposed sectors.

The Fund’s allocation to fixed income Underlying Funds during the fiscal year was 10% invested in the Russell Strategic Bond Fund. In aggregate, the fixed income asset class underperformed the Russell 1000® Index. This was primarily due to riskier fixed-income securities being generally out of favor during the fiscal year and U.S. core equity experiencing strong gains in the pro-recovery environments early in the fiscal year and in October 2011. The Russell Strategic Bond Fund suffered due to its out-of-benchmark investments in investment grade financials, high yield corporate bonds and non-agency mortgages.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

The Fund had no changes in either weights or Underlying Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued Class R1, R2 and R3 Shares on March 31, 2008.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

72	2035 Strategy Fund

Russell Investment Company

2035 Strategy Fund

Shareholder Expense Example — October 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur ongoing costs, including distribution (12b-1) and/or service fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2011 to October 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$891.90	$1,025.21
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$890.10	$1,023.95
Expenses Paid During Period*	$1.19	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$889.00	$1,022.68
Expenses Paid During Period*	$2.38	$2.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2035 Strategy Fund	73

Russell Investment Company

2035 Strategy Fund

Schedule of Investments — October 31, 2011

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.1%
Other Russell Investment Company Series Mutual Funds - Class Y Shares

Domestic Equities - 42.1%
Russell U.S. Core Equity Fund	160,631	4,340
Russell U.S. Quantitative Equity Fund	143,000	4,230
Russell U.S. Small & Mid Cap Fund	72,570	1,586

		10,156

Fixed Income - 10.2%
Russell Strategic Bond Fund	227,171	2,470

International Equities - 36.7%
Russell Emerging Markets Fund	60,112	1,096
Russell Global Equity Fund	327,130	2,754
Russell International Developed Markets Fund	173,903	5,005

		8,855

Real Assets - 11.1%
Russell Commodity Strategies Fund	138,486	1,467
Russell Global Real Estate Securities Fund	35,926	1,222

		2,689

Total Investments - 100.1% (identified cost $21,572)		24,170

Other Assets and Liabilities, Net - (0.1%)		(25)

Net Assets - 100.0%		24,145

Presentation of Portfolio Holdings — October 31, 2011 (Unaudited)

Categories	% of Net Assets

Domestic Equities	42.1
Fixed Income	10.2
International Equities	36.7
Real Assets	11.1

Total Investments	100.1
Other Assets and Liabilities, Net	(0.1)

100.0

See accompanying notes which are an integral part of the financial statements.

74	2035 Strategy Fund

(This page intentionally left blank)

Russell Investment Company

2040 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

2040 Strategy Fund - Class A ‡
	Total Return
1 Year	(4.04)%
5 Years	(1.58	)%§
Inception*	(1.53	)%§

2040 Strategy Fund - Class E
	Total Return
1 Year	1.79%
5 Years	(0.43	)%§
Inception*	2.41	%§

2040 Strategy Fund - Class R1 ‡‡
	Total Return
1 Year	2.12%
5 Years	(0.17	)%§
Inception*	2.68	%§

2040 Strategy Fund - Class R2 ‡‡‡
	Total Return
1 Year	1.94%
5 Years	(0.42	)%§
Inception*	2.41	%§

2040 Strategy Fund - Class R3 ‡‡‡‡
	Total Return
1 Year	1.61%
5 Years	(0.67	)%§
Inception*	2.16	%§

2040 Strategy Fund - Class S
	Total Return
1 Year	2.12%
5 Years	(0.17	)%§
Inception*	2.68	%§

Russell 1000® Index **
	Total Return
1 Year	8.01%
5 Years	0.54	%§
Inception*	2.94	%§

76	2040 Strategy Fund

Russell Investment Company

2040 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The 2040 Strategy Fund (the “Fund”) seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2040.

The Fund invests in a diversified portfolio that, as of October 1, 2011, consisted of approximately 79% equity funds, 10% fixed income funds and 11% real asset funds.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2011?

For the fiscal year ended October 31, 2011, the 2040 Strategy Fund’s Class A, Class E, Class R1, Class R2, Class R3 and Class S Shares gained 1.86%, 1.79%, 2.12%, 1.94%, 1.61% and 2.12%, respectively. This is compared to the Russell 1000® Index, which gained 8.01% during the same period.

For the fiscal year ended October 31, 2011, the Lipper® Mixed Asset Target 2040 Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 2.67%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s performance includes operating expenses, whereas the index returns are unmanaged and do not include expenses of any kind. The Fund’s underperformance relative to the Russell 1000® Index was due in part to the Fund’s relative exposure to active fixed income management and global investment mandates, which in the aggregate underperformed U.S. core equities.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

As the fiscal year began with hopes for a continued economic recovery from the 2008 financial crisis, the Underlying Funds’ money managers took pro-recovery bets early in the fiscal year. This was evident in both equity managers that picked high-risk stocks relative to the benchmark in sectors such as financials and consumer discretionary as well as fixed income managers that chose riskier out of benchmark positions. However, as the year progressed, the market grew concerned with economic and political events within the United States, Europe and emerging markets and money managers became focused on prudently reducing risk while also attempting to maintain exposure to factors that drive excess returns. This strategy allowed for strong returns in October 2011, as markets rallied.

The Russell U.S. Quantitative Equity Fund was the only Underlying Fund (which are designed to represent individual asset classes) to outperform the Russell 1000® Index. This was due to the fund’s money managers identifying attractive factor cross-sections. The Russell U.S. Core Equity Fund and Russell U.S. Small & Mid Cap Fund benefited from a pro-recovery position in October 2011 that offset losses from earlier in the year, but underperformed the Russell 1000® Index due to exposure to stocks with higher betas. The Russell International Developed Markets Fund, Russell Emerging Markets Fund and Russell Global Equity Fund underperformed the benchmark. Their underperformance was driven by macro-economic risk aversion resulting in a flight from international countries with riskier markets to traditionally safe equities. Macro-economic fears caused a large real-estate pull back with limited consideration of net asset value differences across companies, sectors, countries and regions. This led to the Russell Global Real Estate Securities Fund underperforming the Fund’s benchmark. Similar macro-economic fears led to lower aggregate demand for real assets, which detracted from the performance of the Russell Commodity Strategies Fund, which underperformed the Russell 1000® Index. The Russell Strategic Bond Fund underperformed the benchmark due to its investment strategy to invest in out-of-benchmark fixed income securities, such as investment grade financials, high yield corporate bonds and non-agency mortgage-backed securities. These positions suffered due to the European sovereign debt crisis as well as a result of the Federal Reserve (the “Fed”) selling its Maiden Lane II non-agency mortgage portfolio in April 2011, which decreased prices for these securities.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The U.S. equity Underlying Funds were positioned aggressively (e.g., greater volatility and focus on global equity). The Fund’s allocation to the Russell U.S. Core Equity Fund was 18%, the Russell U.S. Quantitative Equity Fund was 17.5% and the Russell U.S. Small & Mid Cap Fund was 6.5% during the period. These were the three strongest performing Underlying Funds. The Russell U.S. Core Equity Fund benefited from its pro-recovery positioning in late 2010 and early 2011, though despite the fund’s more defensive tactical positioning during the worst period of 2011, a remaining exposure to stocks with higher betas and stocks with more cyclical earnings patterns detracted from its performance. The Russell U.S. Quantitative Equity Fund was rewarded for its neutral exposure to risk and overweight exposure to quality, as the rotation by investors away from risk was accompanied by a rotation towards quality based factors (e.g., return on equity, return on assets and earnings stability). The Russell U.S. Small & Mid Cap Fund benefited

2040 Strategy Fund	77

Russell Investment Company

2040 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

from its exposure to sectors such as producer durables and technologies during late 2010 and early 2011, but as macroeconomic uncertainty increased in the second and third quarters of 2011, its lack of exposure to consumer staples and utilities was detrimental, as was poor stock selection in the financials sector.

The international equity Underlying Funds experienced high levels of volatility and all three funds underperformed the Russell 1000® Index. The Fund’s allocation to the Russell International Developed Markets Fund was 21%, the Russell Global Equity Fund was 11.5% and the Russell Emerging Markets Fund was 4.5% during the period. These funds’ investment strategies do not emphasize downside protection, risk aversion or defensiveness and their performance was negatively affected by macro-economic events, the weak performance of emerging markets and the resulting flight to safety. The Russell International Developed Markets Fund was not sufficiently defensive for a market environment marked by fear and skepticism, and its emphasis on companies with higher rates of earnings growth proved disadvantageous as generalized skepticism towards growth prospects weighed on share prices. The Russell Global Equity Fund suffered from poor stock picks within the energy, consumer discretionary and financials sectors.

The Fund’s allocation to real asset Underlying Funds during the fiscal year was 6% invested in the Russell Commodity Strategies Fund and 5% invested in the Russell Global Real Estate Securities Fund. The two funds underperformed the benchmark with the Russell Global Real Estate Securities Fund posting absolute negative returns and the Russell Commodity Strategies Fund posting absolute positive returns. Stock selection within the U.S., Hong Kong and Japan significantly detracted from the Russell Global Real Estate Securities Fund’s performance, as well as exposures to more cyclically-exposed sectors.

The Fund’s allocation to fixed income Underlying Funds during the fiscal year was 10% invested in the Russell Strategic Bond Fund. In aggregate, the fixed income asset class underperformed the Russell 1000® Index. This was primarily due to riskier fixed-income securities being generally out of favor during the fiscal year and U.S. core equity experiencing strong gains in the pro-recovery environments early in the fiscal year and in October 2011. The Russell Strategic Bond Fund suffered due to its out-of-benchmark investments in investment grade financials, high yield corporate bonds and non-agency mortgages.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

The Fund had no changes in either weights or Underlying Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued Class D, E and S Shares on January 3, 2005.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

‡	The Fund first issued Class A Shares on September 1, 2005. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡	The Fund first issued Class R1 Shares on June 7, 2006. The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.

‡‡‡	The Fund first issued Class R2 Shares on March 17, 2006. The returns shown for Class R2 Shares prior to that date are the returns of the Fund’s Class E Shares.

‡‡‡‡	Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

78	2040 Strategy Fund

Russell Investment Company

2040 Strategy Fund

Shareholder Expense Example — October 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur ongoing costs, including distribution (12b-1) and/or service fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2011 to October 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$891.30	$1,023.95
Expenses Paid During Period*	$1.19	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$891.20	$1,023.95
Expenses Paid During Period*	$1.19	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$892.00	$1,025.21
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$891.00	$1,023.95
Expenses Paid During Period*	$1.19	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2040 Strategy Fund	79

Russell Investment Company

2040 Strategy Fund

Shareholder Expense Example, continued — October 31, 2011 (Unaudited)

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$889.70	$1,022.68
Expenses Paid During Period*	$2.38	$2.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$892.00	$1,025.21
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class.

80	2040 Strategy Fund

Russell Investment Company

2040 Strategy Fund

Schedule of Investments — October 31, 2011

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds - Class Y Shares

Domestic Equities - 42.2%
Russell U.S. Core Equity Fund	1,096,851	29,637
Russell U.S. Quantitative Equity Fund	975,083	28,843
Russell U.S. Small & Mid Cap Fund	496,738	10,854

		69,334

Fixed Income - 9.8%
Russell Strategic Bond Fund	1,489,230	16,188

International Equities - 36.9%
Russell Emerging Markets Fund	411,611	7,504
Russell Global Equity Fund	2,236,260	18,829
Russell International Developed Markets Fund	1,188,495	34,205

		60,538

Real Assets - 11.1%
Russell Commodity Strategies Fund	924,201	9,787
Russell Global Real Estate Securities Fund	246,200	8,378

		18,165

Total Investments - 100.0% (identified cost $147,628)		164,225

Other Assets and Liabilities, Net - (0.0%)		(35)

Net Assets - 100.0%		164,190

Presentation of Portfolio Holdings — October 31, 2011 (Unaudited)

Categories	% of Net Assets

Domestic Equities	42.2
Fixed Income	9.8
International Equities	36.9
Real Assets	11.1

Total Investments	100.0
Other Assets and Liabilities, Net	(—	)*

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

2040 Strategy Fund	81

Russell Investment Company

2045 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

2045 Strategy Fund - Class R1
	Total Return
1 Year	2.12%
Inception*	(0.70	)%§

2045 Strategy Fund - Class R2
	Total Return
1 Year	1.98%
Inception*	(0.93	)%§

2045 Strategy Fund - Class R3
	Total Return
1 Year	1.64%
Inception*	(1.21	)%§

Russell 1000® Index **
	Total Return
1 Year	8.01%
Inception*	1.03	%§

82	2045 Strategy Fund

Russell Investment Company

2045 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The 2045 Strategy Fund (the “Fund”) seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2045.

The Fund invests in a diversified portfolio that, as of October 1, 2011, consisted of approximately 79% equity funds, 10% fixed income funds and 11% real assets funds.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2011?

For the fiscal year ended October 31, 2011, the 2045 Strategy Fund’s Class R1, Class R2 and Class R3 Shares gained 2.12%, 1.98% and 1.64%, respectively. This is compared to the Russell 1000® Index, which gained 8.01% during the same period.

For the fiscal year ended October 31, 2011, the Lipper® Mixed Asset Target 2045 Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 3.56%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s performance includes operating expenses, whereas the index returns are unmanaged and do not include expenses of any kind. The Fund’s underperformance relative to the Russell 1000® Index was due in part to the Fund’s relative exposure to active fixed income management and global investment mandates, which in the aggregate underperformed U.S. core equities.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

As the fiscal year began with hopes for a continued economic recovery from the 2008 financial crisis, the Underlying Funds’ money managers took pro-recovery bets early in the fiscal year. This was evident in both equity managers that picked high-risk stocks relative to the benchmark in sectors such as financials and consumer discretionary as well as fixed income managers that chose riskier out of benchmark positions. However, as the year progressed, the market grew concerned with economic and political events within the United States, Europe and emerging markets and money managers became focused on prudently reducing risk while also attempting to maintain exposure to factors that drive excess returns. This strategy allowed for strong returns in October 2011, as markets rallied.

The Russell U.S. Quantitative Equity Fund was the only Underlying Fund (which are designed to represent individual asset classes) to outperform the Russell 1000® Index. This was due to the fund’s money managers identifying attractive factor cross-sections. The Russell U.S. Core Equity Fund and Russell U.S. Small & Mid Cap Fund benefited from a pro-recovery position in October 2011 that offset losses from earlier in the year, but underperformed the Russell 1000® Index due to exposure to stocks with higher betas. The Russell International Developed Markets Fund, Russell Emerging Markets Fund and Russell Global Equity Fund underperformed the benchmark. Their underperformance was driven by macro-economic risk aversion resulting in a flight from international countries with riskier markets to traditionally safe equities. Macro-economic fears caused a large real-estate pull back with limited consideration of net asset value differences across companies, sectors, countries and regions. This led to the Russell Global Real Estate Securities Fund underperforming the Fund’s benchmark. Similar macro-economic fears led to lower aggregate demand for real assets, which detracted from the performance of the Russell Commodity Strategies Fund, which underperformed the Russell 1000® Index. The Russell Strategic Bond Fund underperformed the benchmark due to its investment strategy to invest in out-of-benchmark fixed income securities, such as investment grade financials, high yield corporate bonds and non-agency mortgage-backed securities. These positions suffered due to the European sovereign debt crisis as well as a result of the Federal Reserve (the “Fed”) selling its Maiden Lane II non-agency mortgage portfolio in April 2011, which decreased prices for these securities.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The U.S. equity Underlying Funds were positioned aggressively (e.g., greater volatility and focus on global equity). The Fund’s allocation to the Russell U.S. Core Equity Fund was 18%, the Russell U.S. Quantitative Equity Fund was 17.5% and the Russell U.S. Small & Mid Cap Fund was 6.5% during the period. These were the three strongest performing Underlying Funds. The Russell U.S. Core Equity Fund benefited from its pro-recovery positioning in late 2010 and early 2011, though despite the fund’s more defensive tactical positioning during the worst period of 2011, a remaining exposure to stocks with higher betas and stocks with more cyclical earnings patterns detracted from its performance. The Russell U.S. Quantitative Equity Fund was rewarded for its neutral exposure to risk and overweight exposure to quality, as the rotation by investors away from risk was accompanied by a rotation towards quality based factors (e.g., return on equity, return on assets and earnings stability). The Russell U.S. Small & Mid Cap Fund benefited

2045 Strategy Fund	83

Russell Investment Company

2045 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

from its exposure to sectors such as producer durables and technologies during late 2010 and early 2011, but as macroeconomic uncertainty increased in the second and third quarters of 2011, its lack of exposure to consumer staples and utilities was detrimental, as was poor stock selection in the financials sector.

The international equity Underlying Funds experienced high levels of volatility and all three funds underperformed the Russell 1000® Index. The Fund’s allocation to the Russell International Developed Markets Fund was 21%, the Russell Global Equity Fund was 11.5% and the Russell Emerging Markets Fund was 4.5% during the period. These funds’ investment strategies do not emphasize downside protection, risk aversion or defensiveness and their performance was negatively affected by macro-economic events, the weak performance of emerging markets and the resulting flight to safety. The Russell International Developed Markets Fund was not sufficiently defensive for a market environment marked by fear and skepticism, and its emphasis on companies with higher rates of earnings growth proved disadvantageous as generalized skepticism towards growth prospects weighed on share prices. The Russell Global Equity Fund suffered from poor stock picks within the energy, consumer discretionary and financials sectors.

The Fund’s allocation to real asset Underlying Funds during the fiscal year was 6% invested in the Russell Commodity Strategies Fund and 5% invested in the Russell Global Real Estate Securities Fund. The two funds underperformed the benchmark with the Russell Global Real Estate Securities Fund posting absolute negative returns and the Russell Commodity Strategies Fund posting absolute positive returns. Stock selection within the U.S., Hong Kong and Japan significantly detracted from the Russell Global Real Estate Securities Fund’s performance, as well as exposures to more cyclically-exposed sectors.

The Fund’s allocation to fixed income Underlying Funds during the fiscal year was 10% invested in the Russell Strategic Bond Fund. In aggregate, the fixed income asset class underperformed the Russell 1000® Index. This was primarily due to riskier fixed-income securities being generally out of favor during the fiscal year and U.S. core equity experiencing strong gains in the pro-recovery environments early in the fiscal year and in October 2011. The Russell Strategic Bond Fund suffered due to its out-of-benchmark investments in investment grade financials, high yield corporate bonds and non-agency mortgages.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

The Fund had no changes in either weights or Underlying Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued Class R1, R2 and R3 Shares on March 31, 2008.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

84	2045 Strategy Fund

Russell Investment Company

2045 Strategy Fund

Shareholder Expense Example — October 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur ongoing costs, including distribution (12b-1) and/or service fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2011 to October 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$892.10	$1,025.21
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$891.60	$1,023.95
Expenses Paid During Period*	$1.19	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$889.30	$1,022.68
Expenses Paid During Period*	$2.38	$2.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2045 Strategy Fund	85

Russell Investment Company

2045 Strategy Fund

Schedule of Investments — October 31, 2011

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.2%
Other Russell Investment Company Series Mutual Funds - Class Y Shares

Domestic Equities - 42.1%
Russell U.S. Core Equity Fund	66,265	1,791
Russell U.S. Quantitative Equity Fund	58,999	1,745
Russell U.S. Small & Mid Cap Fund	29,886	653

		4,189

Fixed Income - 10.2%
Russell Strategic Bond Fund	93,794	1,019

International Equities - 36.8%
Russell Emerging Markets Fund	24,970	455
Russell Global Equity Fund	134,997	1,137
Russell International Developed Markets Fund	71,835	2,067

		3,659

Real Assets - 11.1%
Russell Commodity Strategies Fund	57,226	606
Russell Global Real Estate Securities Fund	14,806	504

		1,110

Total Investments - 100.2% (identified cost $8,600)		9,977

Other Assets and Liabilities, Net - (0.2%)		(24)

Net Assets - 100.0%		9,953

Presentation of Portfolio Holdings — October 31, 2011 (Unaudited)

Categories	% of Net Assets

Domestic Equities	42.1
Fixed Income	10.2
International Equities	36.8
Real Assets	11.1

Total Investments	100.2
Other Assets and Liabilities, Net	(0.2)

100.0

See accompanying notes which are an integral part of the financial statements.

86	2045 Strategy Fund

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Russell Investment Company

2050 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

2050 Strategy Fund - Class R1
	Total Return
1 Year	2.28%
Inception*	(0.19	)%§

2050 Strategy Fund - Class R2
	Total Return
1 Year	1.96%
Inception*	(0.47	)%§

2050 Strategy Fund - Class R3
	Total Return
1 Year	1.78%
Inception*	(0.70	)%§

Russell 1000® Index **
	Total Return
1 Year	8.01%
Inception*	1.03	%§

88	2050 Strategy Fund

Russell Investment Company

2050 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The 2050 Strategy Fund (the “Fund”) seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2050.

The Fund pursues this objective by investing in a diversified portfolio that, as of October 1, 2011, consisted of approximately 79% stock funds, 10% fixed income funds and 11% real assets funds, with an increasing allocation to fixed income funds over time.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2011?

For the fiscal year ended October 31, 2011, the 2050 Strategy Fund’s Class R1, Class R2 and Class R3 Shares gained 2.28%, 1.96% and 1.78%, respectively. This is compared to the Russell 1000® Index, which gained 8.01% during the same period.

For the fiscal year ended October 31, 2011, the Lipper® Mixed Asset Target 2050+ Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 2.18%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s performance includes operating expenses, whereas the index returns are unmanaged and do not include expenses of any kind. The Fund’s underperformance relative to the Russell 1000® Index was due in part to the Fund’s relative exposure to active fixed income management and global investment mandates, which in the aggregate underperformed U.S. core equities.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

As the fiscal year began with hopes for a continued economic recovery from the 2008 financial crisis, the Underlying Funds’ money managers took pro-recovery bets early in the fiscal year. This was evident in both equity managers that picked high-risk stocks relative to the benchmark in sectors such as financials and consumer discretionary as well as fixed income managers that chose riskier out of benchmark positions. However, as the year progressed, the market grew concerned with economic and political events within the United States, Europe and emerging markets and money managers became focused on prudently reducing risk while also attempting to maintain exposure to factors that drive excess returns. This strategy allowed for strong returns in October 2011, as markets rallied.

The Russell U.S. Quantitative Equity Fund was the only Underlying Fund (which are designed to represent individual asset classes) to outperform the Russell 1000® Index. This was due to the fund’s money managers identifying attractive factor cross-sections. The Russell U.S. Core Equity Fund and Russell U.S. Small & Mid Cap Fund benefited from a pro-recovery position in October 2011 that offset losses from earlier in the year, but underperformed the Russell 1000® Index due to exposure to stocks with higher betas. The Russell International Developed Markets Fund, Russell Emerging Markets Fund and Russell Global Equity Fund underperformed the benchmark. Their underperformance was driven by macro-economic risk aversion resulting in a flight from international countries with riskier markets to traditionally safe equities. Macro-economic fears caused a large real-estate pull back with limited consideration of net asset value differences across companies, sectors, countries and regions. This led to the Russell Global Real Estate Securities Fund underperforming the Fund’s benchmark. Similar macro-economic fears led to lower aggregate demand for real assets, which detracted from the performance of the Russell Commodity Strategies Fund. The Russell Commodity Strategies Fund underperformed the Russell 1000® Index. The Russell Strategic Bond Fund underperformed the benchmark due to its investment strategy to invest in out-of-benchmark fixed income securities, such as investment grade financials, high yield corporate bonds and non-agency mortgage-backed securities. These positions suffered due to the European sovereign debt crisis as well as a result of the Federal Reserve (the “Fed”) selling its Maiden Lane II non-agency mortgage portfolio in April 2011, which decreased prices for these securities.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The U.S. equity Underlying Funds were positioned aggressively (e.g., greater volatility and focus on global equity). The Fund’s allocation to the Russell U.S. Core Equity Fund was 18%, the Russell U.S. Quantitative Equity Fund was 17.5%, and the Russell U.S. Small & Mid Cap Fund was 6.5% during the period. These were the three strongest performing Underlying Funds. The Russell U.S. Core Equity Fund benefited from its pro-recovery positioning in late 2010 and early 2011, though despite the fund’s more defensive tactical positioning during the worst period of 2011, a remaining exposure to stocks with higher betas and stocks with more cyclical earnings patterns detracted from its performance. The Russell U.S. Quantitative Equity Fund was rewarded for its neutral exposure to risk and overweight exposure to quality, as the rotation by investors away

2050 Strategy Fund	89

Russell Investment Company

2050 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

from risk was accompanied by a rotation towards quality based factors (e.g., return on equity, return on assets and earnings stability). The Russell U.S. Small & Mid Cap Fund benefited from its exposure to sectors such as producer durables and technologies during late 2010 and early 2011, but as macroeconomic uncertainty increased in the second and third quarters of 2011, its lack of exposure to consumer staples and utilities was detrimental, as was poor stock selection in the financials sector.

The international equity Underlying Funds experienced high levels of volatility and all three funds underperformed the Russell 1000® Index. The Fund’s allocation to the Russell International Developed Markets Fund was 21%, the Russell Global Equity Fund was 11.5% and the Russell Emerging Markets Fund was 4.5% during the period. These funds’ investment strategies do not emphasize downside protection, risk aversion or defensiveness and their performance was negatively affected by macro-economic events, the weak performance of emerging markets and the resulting flight to safety. The Russell International Developed Markets Fund was not sufficiently defensive for a market environment marked by fear and skepticism, and its emphasis on companies with higher rates of earnings growth proved disadvantageous as generalized skepticism towards growth prospects weighed on share prices. The Russell Global Equity Fund suffered from poor stock picks within the energy, consumer discretionary and financials sectors.

The Fund’s allocation to real asset Underlying Funds during the fiscal year was 6% invested in the Russell Commodity Strategies Fund and 5% invested in the Russell Global Real Estate Securities Fund. The two funds underperformed the benchmark with the Russell Global Real Estate Securities Fund posting absolute negative returns and the Russell Commodity Strategies Fund posting absolute positive returns. Stock selection within the U.S., Hong Kong and Japan significantly detracted from the Russell Global Real Estate Securities Fund’s performance, as well as exposures to more cyclically-exposed sectors.

The Fund’s allocation to fixed income Underlying Funds during the fiscal year was 10% invested in the Russell Strategic Bond Fund. In aggregate, the fixed income asset class underperformed the Russell 1000® Index. This was primarily due to riskier fixed-income securities being generally out of favor during the fiscal year and U.S. core equity experiencing strong gains in the pro-recovery environments early in the fiscal year and in October 2011. The Russell Strategic Bond Fund suffered due to its out-of-benchmark investments in investment grade financials, high yield corporate bonds and non-agency mortgages.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

The Fund had no changes in either weights or Underlying Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued Class R1, R2 and R3 Shares on March 31, 2008.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

90	2050 Strategy Fund

Russell Investment Company

2050 Strategy Fund

Shareholder Expense Example — October 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur ongoing costs, including distribution (12b-1) and/or service fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2011 to October 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$892.90	$1,025.21
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$890.90	$1,023.95
Expenses Paid During Period*	$1.19	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$890.90	$1,022.68
Expenses Paid During Period*	$2.38	$2.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2050 Strategy Fund	91

Russell Investment Company

2050 Strategy Fund

Schedule of Investments — October 31, 2011

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.2%
Other Russell Investment Company Series Mutual Funds - Class Y Shares

Domestic Equities - 42.1%
Russell U.S. Core Equity Fund	87,593	2,367
Russell U.S. Quantitative Equity Fund	78,016	2,307
Russell U.S. Small & Mid Cap Fund	39,126	855

		5,529

Fixed Income - 10.4%
Russell Strategic Bond Fund	125,158	1,361

International Equities - 36.6%
Russell Emerging Markets Fund	32,438	591
Russell Global Equity Fund	178,230	1,501
Russell International Developed Markets Fund	94,715	2,726

		4,818

Real Assets - 11.1%
Russell Commodity Strategies Fund	75,755	802
Russell Global Real Estate Securities Fund	19,393	660

		1,462

Total Investments - 100.2% (identified cost $10,182)		13,170

Other Assets and Liabilities, Net - (0.2%)		(24)

Net Assets - 100.0%		13,146

Presentation of Portfolio Holdings — October 31, 2011 (Unaudited)

Categories	% of Net Assets

Domestic Equities	42.1
Fixed Income	10.4
International Equities	36.6
Real Assets	11.1

Total Investments	100.2
Other Assets and Liabilities, Net	(0.2)

100.0

See accompanying notes which are an integral part of the financial statements.

92	2050 Strategy Fund

(This page intentionally left blank)

Russell Investment Company

2055 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

2055 Strategy Fund - Class R1
Total Return
Inception*	(3.09)%

2055 Strategy Fund - Class R2
Total Return
Inception*	(3.31)%

2055 Strategy Fund - Class R3
Total Return
Inception*	(3.49)%

Russell 1000® Index **
Total Return
Inception*	0.92%

94	2055 Strategy Fund

Russell Investment Company

2055 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The 2055 Strategy Fund (the “Fund”) seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2055.

The Fund pursues this objective by investing in a diversified portfolio that, as of October 1, 2011, consisted of approximately 79% stock funds, 10% fixed income funds and 11% real assets funds, with an increasing allocation to fixed income funds over time.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2011?

For the period December 31, 2010 (inception of the Fund) through October 31, 2011, the 2055 Strategy Fund’s Class R1, Class R2 and Class R3 Shares lost 3.09%, 3.31% and 3.49% respectively. This is compared to the Russell 1000® Index, which gained 0.92% during the same period.

For the period December 31, 2010 through October 31, 2011, the Lipper® Mixed Asset Target 2050+ Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, lost 2.79%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s performance includes operating expenses, whereas the index returns are unmanaged and do not include expenses of any kind. The Fund’s underperformance relative to the Russell 1000® Index was due in part to the Fund’s relative exposure to active fixed income management and global investment mandates, which in the aggregate underperformed U.S. core equities.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

Over the period December 31, 2010 through October 31, 2011, the market grew concerned with economic and political events within the United States, Europe and emerging markets and the Underlying Fund’s money managers became focused on prudently reducing risk while also attempting to maintain exposure to factors that drive excess returns. This strategy allowed for strong returns in October 2011, as markets rallied.

The Russell U.S. Quantitative Equity Fund and the Russell Strategic Bond Fund were the only Underlying Funds (which are designed to represent individual asset classes) to outperform the Russell 1000® Index. This was due to the Russell U.S. Quantitative Equity Fund’s money managers identifying attractive factor cross-sections and the Russell Strategic Bond Fund benefiting from its investment strategy to invest in fixed income securities, which outperformed U.S. equities over the period. The Russell U.S. Core Equity Fund and Russell U.S. Small & Mid Cap Fund benefited from a pro-recovery position in October 2011 that offset losses from earlier in the year, but underperformed the Russell 1000® Index due to exposure to stocks with higher betas. The Russell International Developed Markets Fund, Russell Emerging Markets Fund and Russell Global Equity Fund underperformed the benchmark. Their underperformance was driven by macro-economic risk aversion resulting in a flight from international countries with riskier markets to traditionally safe equities. Macro-economic fears caused a large real-estate pull back with limited consideration of net asset value differences across companies, sectors, countries and regions. This led to the Russell Global Real Estate Securities Fund underperforming the Fund’s benchmark. Similar macro-economic fears led to lower aggregate demand for real assets, which detracted from the performance of the Russell Commodity Strategies Fund. The Russell Commodity Strategies Fund underperformed the Russell 1000® Index.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The U.S. equity Underlying Funds were positioned aggressively (e.g. greater volatility and focus on global equity). The Fund’s allocation to the Russell U.S. Core Equity Fund was 18%, the Russell U.S. Quantitative Equity Fund was 17.5% and the Russell U.S. Small & Mid Cap Fund was 6.5% during the period. The Russell U.S. Core Equity Fund benefited from its pro-recovery positioning in late 2010 and early 2011, though despite the fund’s more defensive tactical positioning during the worst period of 2011, a remaining exposure to stocks with higher betas and stocks with more cyclical earnings patterns detracted from its performance. The Russell U.S. Quantitative Equity Fund was rewarded for its neutral exposure to risk and overweight exposure to quality, as the rotation by investors away from risk was accompanied by a rotation towards quality based factors (e.g., return on equity, return on assets and earnings stability). The Russell U.S. Small & Mid Cap Fund benefited from its exposure to sectors such as producer durables and technologies during late 2010 and early 2011, but as macroeconomic uncertainty increased in the second and third quarters of 2011, its lack of exposure to consumer staples and utilities was detrimental, as was poor stock selection in the financials sector.

2055 Strategy Fund	95

Russell Investment Company

2055 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

The international equity Underlying Funds experienced high levels of volatility and all three funds underperformed the Russell 1000® Index. The Fund’s allocation to the Russell International Developed Markets Fund was 21%, the Russell Global Equity Fund was 11.5% and the Russell Emerging Markets Fund was 4.5% during the period. These funds’ investment strategies do not emphasize downside protection, risk aversion, or defensiveness and their performance was negatively affected by macro-economic events, the weak performance of emerging markets and the resulting flight to safety. The Russell International Developed Markets Fund was not sufficiently defensive for a market environment marked by fear and skepticism, and its emphasis on companies with higher rates of earnings growth proved disadvantageous as generalized skepticism towards growth prospects weighed on share prices. The Russell Global Equity Fund suffered from poor stock picks within the energy, consumer discretionary and financials sectors.

The Fund’s allocation to real asset Underlying Funds during the fiscal year was 6% invested in the Russell Commodity Strategies Fund and 5% invested in the Russell Global Real Estate Securities Fund. The two funds underperformed the benchmark with the Russell Global Real Estate Securities Fund posting absolute negative returns and the Russell Commodity Strategies Fund posting absolute positive returns. Stock selection within the U.S., Hong Kong and Japan significantly detracted from the Russell Global Real Estate Securities Fund’s performance, as well as exposures to more cyclically-exposed sectors.

The Fund’s allocation to fixed income Underlying Funds during the fiscal year was 10% invested in the Russell Strategic Bond Fund. In aggregate, the fixed income asset class outperformed the Russell 1000® Index over the December 31, 2010 to October 31, 2011 period.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

The Fund had no changes in either weights or Underlying Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued Class R1, R2 and R3 Shares on December 31, 2010.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

96	2055 Strategy Fund

Russell Investment Company

2055 Strategy Fund

Shareholder Expense Example — October 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur ongoing costs, including distribution (12b-1) and/or service fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2011 to October 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$891.80	$1,030.16
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$890.10	$1,028.90
Expenses Paid During Period*	$1.20	$1.29

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$889.00	$1,027.63
Expenses Paid During Period*	$2.39	$2.57

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2055 Strategy Fund	97

Russell Investment Company

2055 Strategy Fund

Schedule of Investments — October 31, 2011

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds - Class Y Shares

Domestic Equities - 42.1%
Russell U.S. Core Equity Fund	6,628	179
Russell U.S. Quantitative Equity Fund	5,907	175
Russell U.S. Small & Mid Cap Fund	2,997	65

		419

Fixed Income - 10.2%
Russell Strategic Bond Fund	9,367	102

International Equities - 36.5%
Russell Emerging Markets Fund	2,474	45
Russell Global Equity Fund	13,461	113
Russell International Developed Markets Fund	7,142	206

		364

Real Assets - 11.2%
Russell Commodity Strategies Fund	5,711	60
Russell Global Real Estate Securities Fund	1,488	51

		111

Total Investments - 100.0% (identified cost $984)		996

Other Assets and Liabilities, Net - 0.0%		—

Net Assets - 100.0%		996

Presentation of Portfolio Holdings — October 31, 2011 (Unaudited)

Categories	% of Net Assets

Domestic Equities	42.1
Fixed Income	10.2
International Equities	36.5
Real Assets	11.2

Total Investments	100.0
Other Assets and Liabilities, Net	—

100.0

See accompanying notes which are an integral part of the financial statements.

98	2055 Strategy Fund

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Russell Investment Company

In Retirement Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

In Retirement Fund - Class A‡
	Total Return
1 Year	2.88%
Inception*	0.06	%§

In Retirement Fund - Class R1
	Total Return
1 Year	3.10%
Inception*	4.34	%§

In Retirement Fund - Class R2
	Total Return
1 Year	2.84%
Inception*	4.09	%§

In Retirement Fund - Class R3
	Total Return
1 Year	2.55%
Inception*	3.81	%§

Barclays Capital U.S. Aggregate Bond Index **
	Total Return
1 Year	5.00%
Inception*	6.21	%§

100	In Retirement Fund

Russell Investment Company

In Retirement Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The In Retirement Fund (the “Fund”) seeks to provide income and capital growth.

The Fund invests in a diversified portfolio that, as of October 1, 2011, consisted of approximately 26.8% equity funds, 68% fixed income funds and 5.2% real asset funds.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2011?

For the fiscal year ended October 31, 2011, the In Retirement Fund’s Class A, Class R1, Class R2 and Class R3 Shares gained 2.88%, 3.10%, 2.84% and 2.55%, respectively. This is compared to the Barclays Capital U.S. Aggregate Bond Index, which gained 5.00% during the same period.

For the fiscal year ended October 31, 2011, the Lipper® Mixed Asset Target Allocation Conservative Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, lost 0.80%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s performance includes operating expenses, whereas the index returns are unmanaged and do not include expenses of any kind. The Fund’s underperformance relative to the Barclays Capital U.S. Aggregate Bond Index was due to the Fund’s exposure to both active fixed income management, which in aggregate underperformed the Barclays Capital U.S. Aggregate Bond Index due to riskier out-of-benchmark positions, and to equity investments, particularly global investment mandates.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

As the fiscal year began with hopes for a continued economic recovery from the 2008 financial crisis, the Underlying Funds’ money managers took pro-recovery bets early in the fiscal year. This was evident in both equity managers that picked high-risk stocks relative to the benchmark in sectors such as financials and consumer discretionary as well as fixed income managers that chose riskier out of benchmark positions. However, as the year progressed, the market grew concerned with economic and political events within the United States, Europe and emerging markets and money managers became focused on prudently reducing risk while also attempting to maintain exposure to factors that drive excess returns. This strategy allowed for strong returns in October 2011, as markets rallied.

All but three of the Underlying Funds (which are designed to represent individual asset classes) underperformed the Barclays Capital U.S. Aggregate Bond Index. In the fixed income Underlying Funds, the Russell Strategic Bond Fund and Russell Investment Grade Bond Fund underperformed the Barclays Capital U.S. Aggregate Bond Index. This was due to their preference for out-of-benchmark allocations to non-Treasury fixed income securities, such as investment grade financials, high yield corporate bonds and non-agency mortgage-backed securities. These positions suffered due to the European sovereign debt crisis as well as a result of the Federal Reserve (the “Fed”) selling its Maiden Lane II non-agency mortgage portfolio in April 2011, which decreased prices for these securities. The Russell U.S. Quantitative Equity Fund had the strongest outperformance of all the Underlying Funds against the Barclays Capital U.S. Aggregate Bond Index. This was due to the fund’s money managers identifying attractive factor cross-sections. The Russell U.S. Core Equity Fund and Russell U.S. Small & Mid Cap Fund were the only other funds to outperform the Fund’s benchmark. These funds benefited from a pro-recovery position in October 2011, which offset losses from earlier in the year. The Russell International Developed Markets Fund, Russell Emerging Markets Fund and Russell Global Equity Fund underperformed the benchmark. Their underperformance was driven by macro-economic risk aversion resulting in a flight from international countries with riskier markets to traditionally safe equities. Macro-economic fears caused a large real-estate pull back with limited consideration of net asset value differences across companies, sectors, countries and regions. This led to the Russell Global Real Estate Securities Fund underperforming the Fund’s benchmark. Similar macro-economic fears led to lower aggregate demand for real assets, which detracted from the performance of the Russell Commodity Strategies Fund, which underperformed the Barclays Capital U.S. Aggregate Bond Index.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The Fund’s allocation to fixed income Underlying Funds during the fiscal year was 40% invested in the Russell Strategic Bond Fund, 20% invested in the Russell Investment Grade Bond and 8% invested in the Russell Short Duration Bond Fund. In aggregate, the fixed income asset class underperformed the Barclays Capital U.S. Aggregate Bond Index. This was primarily due to these Underlying Funds holding riskier out-of-benchmark debt, which underperformed due to the macroeconomic pullback and European sovereign debt crisis. The Russell Strategic Bond Fund suffered due to overweight positions to investment grade financials, high yield corporate bonds and non-agency mortgages. The Russell Investment

In Retirement Fund	101

Russell Investment Company

In Retirement Fund

Portfolio Management Discussion and Analysis — October 31, 2011 (Unaudited)

Grade Bond Fund also had out-of-index exposure to non-agency mortgages, which detracted from performance.

The U.S. equity Underlying Funds were positioned aggressively (e.g., greater volatility and focus on global equity). The Fund’s allocation to the Russell U.S. Quantitative Equity Fund was 5.8%, the Russell U.S. Core Equity Fund was 5.4% and the Russell U.S. Small & Mid Cap Fund was 1.8% during the period. These were the three strongest performing Underlying Funds, all of which outperformed the Barclays Capital U.S. Aggregate Bond Index. The Russell U.S. Quantitative Equity Fund was rewarded for its neutral exposure to risk and overweight exposure to quality, as the rotation by investors away from risk was accompanied by a rotation towards quality based factors (e.g., return on equity, return on assets and earnings stability). The Russell U.S. Core Equity Fund benefited from its pro-recovery positioning in late 2010 and early 2011, though despite the fund’s more defensive tactical positioning during the worst period of 2011, a remaining exposure to stocks with higher betas and stocks with more cyclical earnings patterns detracted from its performance. The Russell U.S. Small & Mid Cap Fund benefited from its exposure to sectors such as producer durables and technologies during late 2010 and early 2011, but as macroeconomic uncertainty increased in the second and third quarters of 2011, its lack of exposure to consumer staples and utilities was detrimental, as was poor stock selection in the financials sector.

The international equity Underlying Funds experienced high levels of volatility and all three funds underperformed the Barclays Capital U.S. Aggregate Bond Index. The Fund’s allocation to the Russell International Developed Markets Fund was 7%, the Russell Emerging Markets Fund was 1% and the Russell Global Equity Fund was 5% during the period. These funds’ investment strategies do not emphasize downside protection, risk aversion or defensiveness and their performance was negatively affected by macro-economic events, the weak performance of emerging markets and the resulting flight to safety. The Russell International Developed Markets Fund was not sufficiently defensive for a market environment marked by fear and skepticism, and its emphasis on companies with higher rates of earnings growth proved disadvantageous as generalized skepticism towards growth prospects weighed on share prices. The Russell Global Equity Fund suffered from poor stock picks within the energy, consumer discretionary and financials sectors.

The Fund’s allocation to real asset Underlying Funds during the fiscal year was 2.6% invested in the Russell Global Real Estate Securities Fund and 2.6% invested in the Russell Commodity Strategies Fund. The two funds underperformed the benchmark with the Russell Global Real Estate Securities Fund posting absolute negative returns and the Russell Commodity Strategies Fund posting absolute positive returns. Stock selection within the U.S., Hong Kong and Japan significantly detracted from the Russell Global Real Estate Securities Fund’s performance, as well as exposures to more cyclically-exposed sectors.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

The Fund had no changes in either weights or Underlying Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued Class R1, R2 and R3 Shares on March 31, 2008.

**	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

‡	The Fund first issued Class A Shares on February 25, 2011. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class R2 Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

102	In Retirement Fund

Russell Investment Company

In Retirement Fund

Shareholder Expense Example — October 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur ongoing costs, including distribution (12b-1) and/or service fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2011 to October 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$974.90	$1,035.25
Expenses Paid During Period*	$1.68	$1.73

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$974.50	$1,025.21
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$973.60	$1,023.95
Expenses Paid During Period*	$1.24	$1.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2011	$1,000.00	$1,000.00
Ending Account Value
October 31, 2011	$973.40	$1,022.68
Expenses Paid During Period*	$2.49	$2.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

In Retirement Fund	103

Russell Investment Company

In Retirement Fund

Schedule of Investments — October 31, 2011

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds - Class Y Shares

Domestic Equities - 13.1%
Russell U.S. Core Equity Fund	183,399	4,955
Russell U.S. Quantitative Equity Fund	179,874	5,321
Russell U.S. Small & Mid Cap Fund	76,339	1,668

		11,944

Fixed Income - 67.7%
Russell Investment Grade Bond Fund	810,776	18,088
Russell Short Duration Bond Fund	376,539	7,211
Russell Strategic Bond Fund	3,329,794	36,195

		61,494

International Equities - 13.9%
Russell Emerging Markets Fund	61,003	1,112
Russell Global Equity Fund	607,772	5,117
Russell International Developed Markets Fund	221,246	6,368

		12,597

Real Assets - 5.3%
Russell Commodity Strategies Fund	225,369	2,387
Russell Global Real Estate Securities Fund	71,033	2,417

		4,804

Total Investments - 100.0% (identified cost $81,288)		90,839

Other Assets and Liabilities, Net - (0.0%)		(35)

Net Assets - 100.0%		90,804

Presentation of Portfolio Holdings — October 31, 2011 (Unaudited)

Categories	% of Net Assets

Domestic Equities	13.1
Fixed Income	67.7
International Equities	13.9
Real Assets	5.3

Total Investments	100.0
Other Assets and Liabilities, Net	(—	)*

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

104	In Retirement Fund

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Russell Investment Company

LifePoints® Funds

Statements of Assets and Liabilities — October 31, 2011

Amounts in thousands	Conservative Strategy Fund	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund

Assets
Investments, at identified cost	$645,121	$1,009,939	$3,980,624	$2,598,143
Investments, at market	690,033	1,074,355	4,170,452	2,671,847
Receivables:
Investments sold	1,272	—	3,866	6,651
Fund shares sold	2,062	3,045	6,765	2,631
From affiliates	—	—	—	—
Prepaid expenses	2	3	12	9

Total assets	693,369	1,077,403	4,181,095	2,681,138

Liabilities
Payables:
Investments purchased	—	723	—	—
Fund shares redeemed	2,557	849	5,891	7,672
Accrued fees to affiliates	402	623	2,475	1,537
Other accrued expenses	116	156	650	644

Total liabilities	3,075	2,351	9,016	9,853

Net Assets	$690,294	$1,075,052	$4,172,079	$2,671,285

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$—	$—	$—	$—
Accumulated net realized gain (loss)	(11,695)	(62,950)	(472,417)	(484,736)
Unrealized appreciation (depreciation) on investments	44,912	64,416	189,828	73,704
Shares of beneficial interest	655	1,023	4,093	2,800
Additional paid-in capital	656,422	1,072,563	4,450,575	3,079,517

Net Assets	$690,294	$1,075,052	$4,172,079	$2,671,285

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(a)	$10.53	$10.51	$10.20	$9.56
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$11.17	$11.15	$10.82	$10.14
Class A — Net assets	$110,374,964	$207,291,897	$1,058,489,452	$734,024,354
Class A — Shares outstanding ($.01 par value)	10,479,044	19,719,902	103,805,713	76,766,744
Net asset value per share: Class C(a)	$10.46	$10.44	$10.11	$9.41
Class C — Net assets	$191,952,415	$288,055,241	$1,264,733,714	$738,624,258
Class C — Shares outstanding ($.01 par value)	18,351,723	27,580,252	125,061,190	78,505,486
Net asset value per share: Class E(a)	$10.56	$10.52	$10.23	$9.59
Class E — Net assets	$42,668,149	$72,800,092	$167,107,536	$130,273,441
Class E — Shares outstanding ($.01 par value)	4,038,795	6,918,117	16,334,791	13,585,800
Net asset value per share: Class R1(a)	$10.59	$10.56	$10.28	$9.65
Class R1 — Net assets	$29,187,413	$44,485,855	$207,762,844	$116,928,269
Class R1 — Shares outstanding ($.01 par value)	2,755,723	4,214,633	20,216,943	12,115,302
Net asset value per share: Class R2(a)	$10.54	$10.52	$10.21	$9.59
Class R2 — Net assets	$40,303,787	$60,610,437	$250,509,705	$196,373,653
Class R2 — Shares outstanding ($.01 par value)	3,822,897	5,759,360	24,524,018	20,482,650
Net asset value per share: Class R3(a)	$10.60	$10.56	$10.23	$9.59
Class R3 — Net assets	$183,680,928	$248,660,647	$697,038,480	$500,954,084
Class R3 — Shares outstanding ($.01 par value)	17,329,824	23,552,929	68,148,897	52,218,371
Net asset value per share: Class S(a)	$10.60	$10.55	$10.28	$9.65
Class S — Net assets	$92,126,240	$153,147,525	$526,437,146	$254,106,443
Class S — Shares outstanding ($.01 par value)	8,694,365	14,516,629	51,210,527	26,327,260

(a)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

106	Statements of Assets and Liabilities

Equity Growth Strategy Fund	2015 Strategy Fund	2020 Strategy Fund	2025 Strategy Fund	2030 Strategy Fund	2035 Strategy Fund	2040 Strategy Fund

$1,180,076	$53,175	$246,326	$47,889	$194,588	$21,572	$147,628
1,194,829	57,473	270,868	52,505	213,429	24,170	164,225

2,525	—	332	295	127	—	—
842	445	241	38	181	43	214
—	—	2	—	1	—	1
4	—	1	1	1	—	1

1,198,200	57,918	271,444	52,839	213,739	24,213	164,441

—	445	—	—	—	41	154
3,005	—	565	331	295	1	45
727	7	50	8	39	5	30
341	12	23	20	29	21	22

4,073	464	638	359	363	68	251

$1,194,127	$57,454	$270,806	$52,480	$213,376	$24,145	$164,190

$555	$—	$—	$—	$—	$—	$—
(343,188)	(196)	(9,603)	(167)	(10,739)	(50)	(7,655)
14,753	4,298	24,542	4,616	18,841	2,598	16,597
1,381	58	257	56	217	27	166
1,520,626	53,294	255,610	47,975	205,057	21,570	155,082

$1,194,127	$57,454	$270,806	$52,480	$213,376	$24,145	$164,190

$8.93	$—	$10.55	$—	$9.92	$—	$9.89

$9.47	$—	$11.19	$—	$10.53	$—	$10.49
$232,317,562	$—	$1,913,253	$—	$1,820,158	$—	$1,061,983
26,007,573	—	181,366	—	183,571	—	107,408
$8.21	$—	$—	$—	$—	$—	$—
$347,821,740	$—	$—	$—	$—	$—	$—
42,353,382	—	—	—	—	—	—
$8.75	$—	$10.57	$—	$9.84	$—	$9.89
$56,276,318	$—	$2,454,459	$—	$975,099	$—	$939,500
6,434,730	—	232,277	—	99,063	—	95,037
$8.95	$9.92	$10.56	$9.44	$9.86	$9.10	$9.90
$53,489,323	$35,040,236	$111,544,570	$28,254,764	$79,045,690	$9,728,079	$52,962,520
5,973,375	3,531,067	10,565,973	2,993,250	8,015,051	1,068,978	5,350,278
$8.77	$9.91	$10.54	$9.44	$9.84	$9.09	$9.89
$85,038,583	$7,321,078	$44,217,262	$8,188,562	$38,352,003	$4,944,222	$33,319,678
9,699,814	738,502	4,194,721	867,879	3,895,843	543,892	3,369,873
$8.68	$9.91	$10.52	$9.41	$9.84	$9.08	$9.87
$239,636,580	$15,092,283	$91,713,705	$16,036,702	$71,140,038	$9,473,106	$54,268,502
27,600,161	1,523,164	8,715,800	1,704,340	7,226,283	1,043,036	5,499,048
$8.95	$—	$10.56	$—	$9.86	$—	$9.90
$179,546,584	$—	$18,962,351	$—	$22,042,604	$—	$21,638,106
20,067,073	—	1,796,424	—	2,235,370	—	2,185,816

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	107

Russell Investment Company

LifePoints® Funds

Statements of Assets and Liabilities, continued — October 31, 2011

Amounts in thousands	2045 Strategy Fund	2050 Strategy Fund	2055 Strategy Fund	In Retirement Fund

Assets
Investments, at identified cost	$8,600	$10,182	$984	$81,288
Investments, at market	9,977	13,170	996	90,839
Receivables:
Investments sold	—	—	—	87
Fund shares sold	27	28	1	97
From affiliates	—	—	—	—
Prepaid expenses	—	—	—	—

Total assets	10,004	13,198	997	91,023

Liabilities
Payables:
Investments purchased	12	25	—	—
Fund shares redeemed	14	3	1	183
Accrued fees to affiliates	2	2	—	21
Other accrued expenses	23	22	—	15

Total liabilities	51	52	1	219

Net Assets	$9,953	$13,146	$996	$90,804

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$—	$—	$—	$—
Accumulated net realized gain (loss)	384	2,445	2	(2,457)
Unrealized appreciation (depreciation) on investments	1,377	2,988	12	9,551
Shares of beneficial interest	11	14	1	90
Additional paid-in capital	8,181	7,699	981	83,620

Net Assets	$9,953	$13,146	$996	$90,804

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(a)	$—	$—	$—	$10.10
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$—	$—	$—	$10.72
Class A — Net assets	$—	$—	$—	$1,012,389
Class A — Shares outstanding ($.01 par value)	—	—	—	100,271
Net asset value per share: Class R1(a)	$9.10	$9.19	$9.63	$10.10
Class R1 — Net assets	$3,791,135	$5,861,084	$97,023	$36,059,020
Class R1 — Shares outstanding ($.01 par value)	416,806	637,957	10,073	3,568,549
Net asset value per share: Class R2(a)	$9.11	$9.19	$9.63	$10.10
Class R2 — Net assets	$2,651,396	$2,407,699	$793,471	$17,288,353
Class R2 — Shares outstanding ($.01 par value)	291,165	261,865	82,396	1,711,318
Net asset value per share: Class R3(a)	$9.08	$9.18	$9.63	$10.08
Class R3 — Net assets	$3,510,866	$4,877,176	$105,465	$36,444,418
Class R3 — Shares outstanding ($.01 par value)	386,792	531,475	10,949	3,616,136

(a)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

108	Statements of Assets and Liabilities

(This page intentionally left blank)

Russell Investment Company

LifePoints® Funds

Statements of Operations — For the Period Ended October 31, 2011

Amounts in thousands	Conservative Strategy Fund	Moderate Strategy Fund

Investment Income
Income distribution from Underlying Funds	$28,642	$44,963

Expenses
Advisory fees	1,363	2,232
Administrative fees	341	558
Custodian fees	32	32
Distribution fees - Class A	264	548
Distribution fees - Class C	1,350	2,136
Distribution fees - Class R3	492	686
Transfer agent fees - Class A	190	394
Transfer agent fees - Class C	324	513
Transfer agent fees - Class E	119	205
Transfer agent fees - Class R1	41	66
Transfer agent fees - Class R2	44	69
Transfer agent fees - Class R3	354	493
Transfer agent fees - Class S	155	269
Professional fees	59	79
Registration fees	132	177
Shareholder servicing fees - Class C	450	712
Shareholder servicing fees - Class E	165	284
Shareholder servicing fees - Class R2	61	96
Shareholder servicing fees - Class R3	491	686
Trustees’ fees	17	28
Printing fees	125	192
Miscellaneous	26	31

Expenses before reductions	6,595	10,486
Expense reductions	(1,710)	(2,611)

Net expenses	4,885	7,875

Net investment income (loss)	23,757	37,088

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	806	210
Capital gain distributions from Underlying Funds	1,125	1,792

Net realized gain (loss)	1,931	2,002
Net change in unrealized appreciation (depreciation) on investments	(12,523)	(17,846)

Net realized and unrealized gain (loss)	(10,592)	(15,844)

Net Increase (Decrease) in Net Assets from Operations	$13,165	$21,244

See accompanying notes which are an integral part of the financial statements.

110	Statements of Operations

Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund	2015 Strategy Fund	2020 Strategy Fund	2025 Strategy Fund	2030 Strategy Fund

$150,398	$80,287	$28,099	$1,971	$10,354	$1,525	$5,594

8,955	5,973	2,696	—	—	—	—
2,224	1,491	674	—	—	—	—
31	32	31	—	—	—	—
2,786	2,002	643	—	5	—	5
9,944	6,018	2,895	—	—	—	—
1,984	1,475	701	35	236	36	186
2,005	1,441	463	—	—	—	—
2,387	1,444	695	—	—	—	—
626	488	207	—	—	—	—
287	176	83	—	—	—	—
285	231	107	—	—	—	—
1,429	1,062	505	—	—	—	—
1,040	533	366	—	—	—	—
223	156	93	—	—	—	—
208	242	164	—	—	—	—
3,315	2,006	965	—	—	—	—
869	678	287	—	12	—	9
396	321	149	19	142	22	120
1,984	1,475	702	34	236	36	186
112	75	34	—	—	—	—
908	824	437	—	—	—	—
86	61	36	—	—	—	—

42,084	28,204	12,933	88	631	94	506
(9,345)	(6,720)	(3,234)	—	—	—	—

32,739	21,484	9,699	88	631	94	506

117,659	58,803	18,400	1,883	9,723	1,431	5,088

(17,320)	(24,915)	(12,606)	(51)	(669)	109	(782)
178	160	75	63	169	—	—

(17,142)	(24,755)	(12,531)	12	(500)	109	(782)
(37,310)	(3,752)	8,586	(425)	(1,246)	(368)	1,161

(54,452)	(28,507)	(3,945)	(413)	(1,746)	(259)	379

$63,207	$30,296	$14,455	$1,470	$7,977	$1,172	$5,467

See accompanying notes which are an integral part of the financial statements.

Statements of Operations	111

Russell Investment Company

LifePoints® Funds

Statements of Operations, continued — For the Period Ended October 31, 2011

Amounts in thousands	2035 Strategy Fund	2040 Strategy Fund

Investment Income
Income distribution from Underlying Funds	$516	$3,990

Expenses
Advisory fees	—	—
Administrative fees	—	—
Custodian fees	—	—
Distribution fees - Class A	—	3
Distribution fees - Class C	—	—
Distribution fees - Class R3	22	140
Transfer agent fees - Class A	—	—
Transfer agent fees - Class C	—	—
Transfer agent fees - Class E	—	—
Transfer agent fees - Class R1	—	—
Transfer agent fees - Class R2	—	—
Transfer agent fees - Class R3	—	—
Transfer agent fees - Class S	—	—
Professional fees	—	—
Registration fees	—	—
Shareholder servicing fees - Class C	—	—
Shareholder servicing fees - Class E	—	10
Shareholder servicing fees - Class R2	14	106
Shareholder servicing fees - Class R3	22	140
Trustees’ fees	—	—
Printing fees	—	—
Miscellaneous	—	—

Expenses before reductions	58	399
Expense reductions	—	—

Net expenses	58	399

Net investment income (loss)	458	3,591

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	260	(893)
Capital gain distributions from Underlying Funds	—	—

Net realized gain (loss)	260	(893)
Net change in unrealized appreciation (depreciation) on investments	(150)	1,198

Net realized and unrealized gain (loss)	110	305

Net Increase (Decrease) in Net Assets from Operations	$568	$3,896

See accompanying notes which are an integral part of the financial statements.

112	Statements of Operations

2045 Strategy Fund	2050 Strategy Fund	2055 Strategy Fund(b)		In Retirement Fund

$274	$500	$2		$1,688

—	—	—		—
—	—	—		—
—	—	—		—
—	—	—		2
—	—	—		—
7	12	—	*	65
—	—	—		—
—	—	—		—
—	—	—		—
—	—	—		—
—	—	—		—
—	—	—		—
—	—	—		—
—	—	—		—
—	—	—		—
—	—	—		—
—	—	—		—
14	27	1		39
8	12	—	*	64
—	—	—		—
—	—	—		—
—	—	—		—

29	51	1		170
—	—	—		—

29	51	1		170

245	449	1		1,518

597	2,662	2		192
—	—	—		11

597	2,662	2		203
(147)	(1,445)	12		(1,111)

450	1,217	14		(908)

$695	$1,666	$15		$610

*	Less than $500.
(b)	For the period January 1, 2011 (commencement of operations) to October 31, 2011.

See accompanying notes which are an integral part of the financial statements.

Statements of Operations	113

Russell Investment Company

LifePoints® Funds

Statements of Changes in Net Assets — For the Periods Ended October 31,

	Conservative Strategy Fund		Moderate Strategy Fund
Amounts in thousands	2011	2010	2011	2010

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$23,757	$15,234	$37,088	$23,994
Net realized gain (loss)	1,931	(712)	2,002	(27,863)
Net change in unrealized appreciation (depreciation)	(12,523)	56,022	(17,846)	144,408

Net increase (decrease) in net assets from operations	13,165	70,544	21,244	140,539

Distributions
From net investment income
Class A	(3,708)	(2,415)	(7,685)	(5,077)
Class C	(5,293)	(2,917)	(7,889)	(4,438)
Class E	(2,692)	(2,336)	(4,704)	(3,980)
Class R1	(824)	(286)	(1,294)	(474)
Class R2	(701)	(171)	(875)	(156)
Class R3	(7,132)	(4,789)	(9,572)	(6,396)
Class S	(3,447)	(2,542)	(5,113)	(3,662)
From net realized gain
Class A	—	—	—	—
Class C	—	—	—	—
Class E	—	—	—	—
Class R1	—	—	—	—
Class R2	—	—	—	—
Class R3	—	—	—	—
Class S	—	—	—	—

Net decrease in net assets from distributions	(23,797)	(15,456)	(37,132)	(24,183)

Share Transactions
Net increase (decrease) in net assets from share transactions	4,083	117,649	(6,429)	11,319

Total Net Increase (Decrease) in Net Assets	(6,549)	172,737	(22,317)	127,675

Net Assets
Beginning of period	696,843	524,106	1,097,369	969,694

End of period	$690,294	$696,843	$1,075,052	$1,097,369

Undistributed (overdistributed) net investment income included in net assets	$—	$32	$—	$39

See accompanying notes which are an integral part of the financial statements.

114	Statements of Changes in Net Assets

Balanced Strategy Fund		Growth Strategy Fund		Equity Growth Strategy Fund
2011	2010	2011	2010	2011	2010

$117,659	$87,309	$58,803	$42,714	$18,400	$13,790
(17,142)	(193,359)	(24,755)	(269,462)	(12,531)	(166,471)
(37,310)	729,774	(3,752)	666,723	8,586	358,771

63,207	623,724	30,296	439,975	14,455	206,090

(30,415)	(23,966)	(16,052)	(12,307)	(3,301)	(2,988)
(29,031)	(19,074)	(14,001)	(8,745)	(4,880)	(4,356)
(12,245)	(11,787)	(7,595)	(6,420)	(2,141)	(2,048)
(4,455)	(1,653)	(1,868)	(480)	(544)	(201)
(2,610)	(624)	(1,079)	(291)	(399)	(239)
(21,970)	(16,855)	(12,053)	(8,770)	(3,796)	(3,407)
(16,977)	(13,833)	(6,400)	(5,636)	(2,784)	(2,531)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

(117,703)	(87,792)	(59,048)	(42,649)	(17,845)	(15,770)

(252,907)	(205,829)	(325,462)	(214,354)	(169,546)	(169,511)

(307,403)	330,103	(354,214)	182,972	(172,936)	20,809

4,479,482	4,149,379	3,025,499	2,842,527	1,367,063	1,346,254

$4,172,079	$4,479,482	$2,671,285	$3,025,499	$1,194,127	$1,367,063

$—	$—	$—	$66	$555	$—

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	115

Russell Investment Company

LifePoints® Funds

Statements of Changes in Net Assets, continued — For the Periods Ended October 31,

	2015 Strategy Fund		2020 Strategy Fund
Amounts in thousands	2011	2010	2011	2010

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,883	$668	$9,723	$5,633
Net realized gain (loss)	12	53	(500)	(2,193)
Net change in unrealized appreciation (depreciation)	(425)	3,425	(1,246)	28,462

Net increase (decrease) in net assets from operations	1,470	4,146	7,977	31,902

Distributions
From net investment income
Class A	—	—	(84)	(52)
Class C	—	—	—	—
Class E	—	—	(444)	(364)
Class R1	(1,149)	(324)	(3,770)	(1,599)
Class R2	(284)	(143)	(1,756)	(962)
Class R3	(451)	(209)	(3,035)	(2,032)
Class S	—	—	(635)	(636)
From net realized gain
Class A	—	—	—	—
Class C	—	—	—	—
Class E	—	—	—	—
Class R1	(79)	—	—	—
Class R2	(23)	—	—	—
Class R3	(35)	—	—	—
Class S	—	—	—	—

Net decrease in net assets from distributions	(2,021)	(676)	(9,724)	(5,645)

Share Transactions
Net increase (decrease) in net assets from share transactions	16,643	25,047	19,865	48,969

Total Net Increase (Decrease) in Net Assets	16,092	28,517	18,118	75,226

Net Assets
Beginning of period	41,362	12,845	252,688	177,462

End of period	$57,454	$41,362	$270,806	$252,688

Undistributed (overdistributed) net investment income included in net assets	$—	$—	$—	$—

See accompanying notes which are an integral part of the financial statements.

116	Statements of Changes in Net Assets

2025 Strategy Fund		2030 Strategy Fund		2035 Strategy Fund
2011	2010	2011	2010	2011	2010

$1,431	$558	$5,088	$3,016	$458	$220
109	(61)	(782)	(4,962)	260	(95)
(368)	3,780	1,161	29,327	(150)	1,995

1,172	4,277	5,467	27,381	568	2,120

—	—	(40)	(32)	—	—
—	—	—	—	—	—
—	—	(294)	(227)	—	—
(790)	(252)	(1,707)	(788)	(189)	(90)
(268)	(150)	(955)	(575)	(127)	(72)
(374)	(156)	(1,558)	(1,008)	(143)	(58)
—	—	(535)	(405)	—	—

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
(1)	—	—	—	—	—
(1)	—	—	—	—	—
(1)	—	—	—	—	—
—	—	—	—	—	—

(1,435)	(558)	(5,089)	(3,035)	(459)	(220)

13,367	23,657	12,509	36,797	4,035	11,559

13,104	27,376	12,887	61,143	4,144	13,459

39,376	12,000	200,489	139,346	20,001	6,542

$52,480	$39,376	$213,376	$200,489	$24,145	$20,001

$—	$—	$—	$—	$—	$—

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	117

Russell Investment Company

LifePoints® Funds

Statements of Changes in Net Assets, continued — For the Periods Ended October 31,

	2040 Strategy Fund		2045 Strategy Fund
Amounts in thousands	2011	2010	2011	2010

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$3,591	$2,243	$245	$125
Net realized gain (loss)	(893)	(3,250)	597	(139)
Net change in unrealized appreciation (depreciation)	1,198	22,034	(147)	1,243

Net increase (decrease) in net assets from operations	3,896	21,027	695	1,229

Distributions
From net investment income
Class A	(22)	(16)	—	—
Class C	—	—	—	—
Class E	(313)	(252)	—	—
Class R1	(1,055)	(502)	(68)	(38)
Class R2	(706)	(452)	(130)	(71)
Class R3	(1,044)	(726)	(47)	(16)
Class S	(452)	(308)	—	—
From net realized gain
Class A	—	—	—	—
Class C	—	—	—	—
Class E	—	—	—	—
Class R1	—	—	—	—
Class R2	—	—	—	—
Class R3	—	—	—	—
Class S	—	—	—	—

Net decrease in net assets from distributions	(3,592)	(2,256)	(245)	(125)

Share Transactions
Net increase (decrease) in net assets from share transactions	6,291	35,211	(1,683)	5,106

Total Net Increase (Decrease) in Net Assets	6,595	53,982	(1,233)	6,210

Net Assets
Beginning of period	157,595	103,613	11,186	4,976

End of period	$164,190	$157,595	$9,953	$11,186

Undistributed (overdistributed) net investment income included in net assets	$—	$—	$—	$—

See accompanying notes which are an integral part of the financial statements.

118	Statements of Changes in Net Assets

2050 Strategy Fund		2055 Strategy Fund		In Retirement Fund
2011	2010	2011(b)		2011	2010

$449	$252	$1		$1,518	$141
2,662	(63)	2		203	31
(1,445)	2,418	12		(1,111)	503

1,666	2,607	15		610	675

—	—	—		(15)	—
—	—	—		—	—
—	—	—		—	—
(85)	(23)	(1)		(618)	(13)
(286)	(198)	—	*	(385)	(97)
(78)	(31)	—	*	(500)	(31)
—	—	—		—	—

—	—	—		—	—
—	—	—		—	—
—	—	—		—	—
(5)	(2)	—		(5)	—
(26)	(26)	—		(18)	—
(7)	(4)	—		(5)	—
—	—	—		—	—

(487)	(284)	(1)		(1,546)	(141)

(9,796)	8,556	982		85,769	2,128

(8,617)	10,879	996		84,833	2,662

21,763	10,884	—		5,971	3,309

$13,146	$21,763	$996		$90,804	$5,971

$—	$—	$—		$—	$—

*	Less than $500.
(b)	For the period January 1, 2011 (commencement of operations) to October 31, 2011.

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	119

Russell Investment Company

LifePoints® Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Conservative Strategy Fund
Class A
October 31, 2011	10.71	.39	(.19)	.20	(.38)	—	—
October 31, 2010	9.79	.28	.93	1.21	(.29)	—	—
October 31, 2009	8.79	.35	1.11	1.46	(.41)	(.05)	—
October 31, 2008	11.03	.52	(2.16)	(1.64)	(.48)	(.12)	—
October 31, 2007	10.98	.42	.29	.71	(.42)	(.24)	—
Class C
October 31, 2011	10.64	.31	(.17)	.14	(.32)	—	—
October 31, 2010	9.75	.20	.90	1.10	(.21)	—	—
October 31, 2009	8.75	.28	1.12	1.40	(.35)	(.05)	—
October 31, 2008	10.99	.46	(2.17)	(1.71)	(.41)	(.12)	—
October 31, 2007	10.93	.34	.30	.64	(.34)	(.24)	—
Class E
October 31, 2011	10.73	.47	(.26)	.21	(.38)	—	—
October 31, 2010	9.82	.28	.92	1.20	(.29)	—	—
October 31, 2009	8.81	.35	1.12	1.47	(.41)	(.05)	—
October 31, 2008	11.06	.55	(2.20)	(1.65)	(.48)	(.12)	—
October 31, 2007	11.00	.42	.30	.72	(.42)	(.24)	—
Class R1
October 31, 2011	10.76	.40	(.14)	.26	(.43)	—	—
October 31, 2010	9.85	.29	.93	1.22	(.31)	—	—
October 31, 2009	8.83	.36	1.15	1.51	(.44)	(.05)	—
October 31, 2008	11.08	.56	(2.18)	(1.62)	(.51)	(.12)	—
October 31, 2007(1)	10.77	.40	.22	.62	(.31)	—	—
Class R2
October 31, 2011	10.72	.30	(.07)	.23	(.41)	—	—
October 31, 2010	9.81	.28	.92	1.20	(.29)	—	—
October 31, 2009	8.80	.35	1.12	1.47	(.41)	(.05)	—
October 31, 2008	11.05	.50	(2.14)	(1.64)	(.49)	(.12)	—
October 31, 2007	10.99	.40	.31	.71	(.41)	(.24)	—
Class R3
October 31, 2011	10.77	.41	(.20)	.21	(.38)	—	—
October 31, 2010	9.85	.26	.92	1.18	(.26)	—	—
October 31, 2009	8.84	.33	1.12	1.45	(.39)	(.05)	—
October 31, 2008	11.09	.52	(2.19)	(1.67)	(.46)	(.12)	—
October 31, 2007	11.03	.39	.30	.69	(.39)	(.24)	—
Class S
October 31, 2011	10.77	.44	(.20)	.24	(.41)	—	—
October 31, 2010	9.85	.30	.93	1.23	(.31)	—	—
October 31, 2009	8.84	.38	1.11	1.49	(.43)	(.05)	—
October 31, 2008	11.09	.57	(2.19)	(1.62)	(.51)	(.12)	—
October 31, 2007	11.03	.44	.31	.75	(.45)	(.24)	—

See accompanying notes which are an integral part of the financial statements.

120	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(f)(g)	% Ratio of Expenses to Average Net Assets, Net(e)(f)(g)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(c)

(.38)	10.53	1.98	110,375	.74	.55	3.55	19
(.29)	10.71	12.55	103,561	.73	.54	2.74	38
(.46)	9.79	17.41	74,240	.73	.50	3.93	17
(.60)	8.79	(15.56)	55,163	.66	.27	5.05	86
(.66)	11.03	6.76	52,516	.65	.25	3.87	79

(.32)	10.46	1.33	191,953	1.49	1.30	2.83	19
(.21)	10.64	11.48	174,211	1.48	1.29	1.95	38
(.40)	9.75	16.66	116,776	1.48	1.25	3.16	17
(.53)	8.75	(16.24)	88,276	1.41	1.02	4.50	86
(.58)	10.99	6.04	84,747	1.40	1.00	3.10	79

(.38)	10.56	2.01	42,668	.74	.55	4.21	19
(.29)	10.73	12.39	89,672	.72	.54	2.77	38
(.46)	9.82	17.48	77,702	.73	.50	3.92	17
(.60)	8.81	(15.60)	66,526	.66	.27	5.27	86
(.66)	11.06	6.84	83,894	.65	.25	3.84	79

(.43)	10.59	2.51	29,187	.49	.12	3.66	19
(.31)	10.76	12.64	18,008	.48	.27	2.83	38
(.49)	9.85	17.85	7,662	.48	.25	4.02	17
(.63)	8.83	(15.36)	3,026	.42	.02	5.44	86
(.31)	11.08	5.72	1,914	.40	—	2.98	79

(.41)	10.54	2.19	40,304	.74	.37	2.74	19
(.29)	10.72	12.43	8,458	.73	.52	2.69	38
(.46)	9.81	17.44	4,571	.74	.50	3.97	17
(.61)	8.80	(15.60)	5,701	.66	.27	4.84	86
(.65)	11.05	6.75	3,156	.65	.25	3.64	79

(.38)	10.60	1.99	183,681	.99	.62	3.66	19
(.26)	10.77	12.18	209,751	.97	.77	2.52	38
(.44)	9.85	17.13	175,502	.98	.75	3.68	17
(.58)	8.84	(15.78)	160,491	.91	.52	5.03	86
(.63)	11.09	6.53	194,815	.90	.50	3.59	79

(.41)	10.60	2.32	92,126	.49	.30	4.00	19
(.31)	10.77	12.73	93,182	.47	.29	2.93	38
(.48)	9.85	17.71	67,653	.48	.25	4.18	17
(.63)	8.84	(15.34)	48,347	.41	.02	5.48	86
(.69)	11.09	7.10	55,999	.40	—	4.02	79

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	121

Russell Investment Company

LifePoints® Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Moderate Strategy Fund
Class A
October 31, 2011	10.68	.38	(.18)	.20	(.37)	—	—
October 31, 2010	9.55	.25	1.14	1.39	(.26)	—	—
October 31, 2009	8.53	.28	1.21	1.49	(.36)	(.11)	—
October 31, 2008	12.09	.58	(3.32)	(2.74)	(.53)	(.29)	—
October 31, 2007	11.54	.42	.74	1.16	(.43)	(.18)	—
Class C
October 31, 2011	10.62	.28	(.15)	.13	(.31)	—	—
October 31, 2010	9.50	.17	1.13	1.30	(.18)	—	—
October 31, 2009	8.49	.22	1.19	1.41	(.29)	(.11)	—
October 31, 2008	12.04	.50	(3.31)	(2.81)	(.45)	(.29)	—
October 31, 2007	11.49	.33	.73	1.06	(.33)	(.18)	—
Class E
October 31, 2011	10.68	.45	(.24)	.21	(.37)	—	—
October 31, 2010	9.55	.26	1.13	1.39	(.26)	—	—
October 31, 2009	8.54	.28	1.20	1.48	(.36)	(.11)	—
October 31, 2008	12.10	.59	(3.33)	(2.74)	(.53)	(.29)	—
October 31, 2007	11.55	.42	.74	1.16	(.43)	(.18)	—
Class R1
October 31, 2011	10.72	.38	(.12)	.26	(.42)	—	—
October 31, 2010	9.59	.27	1.14	1.41	(.28)	—	—
October 31, 2009	8.56	.29	1.23	1.52	(.38)	(.11)	—
October 31, 2008	12.14	.56	(3.30)	(2.74)	(.55)	(.29)	—
October 31, 2007	11.58	.33	.87	1.20	(.46)	(.18)	—
Class R2
October 31, 2011	10.69	.23	— (i)	.23	(.40)	—	—
October 31, 2010	9.56	.25	1.14	1.39	(.26)	—	—
October 31, 2009	8.53	.29	1.20	1.49	(.35)	(.11)	—
October 31, 2008	12.09	.45	(3.19)	(2.74)	(.53)	(.29)	—
October 31, 2007	11.54	.39	.76	1.15	(.42)	(.18)	—
Class R3
October 31, 2011	10.72	.38	(.17)	.21	(.37)	—	—
October 31, 2010	9.59	.23	1.13	1.36	(.23)	—	—
October 31, 2009	8.56	.26	1.21	1.47	(.33)	(.11)	—
October 31, 2008	12.13	.56	(3.34)	(2.78)	(.50)	(.29)	—
October 31, 2007	11.58	.39	.73	1.12	(.39)	(.18)	—
Class S
October 31, 2011	10.72	.37	(.14)	.23	(.40)	—	—
October 31, 2010	9.58	.28	1.14	1.42	(.28)	—	—
October 31, 2009	8.56	.30	1.21	1.51	(.38)	(.11)	—
October 31, 2008	12.13	.61	(3.34)	(2.73)	(.55)	(.29)	—
October 31, 2007	11.58	.45	.74	1.19	(.46)	(.18)	—

See accompanying notes which are an integral part of the financial statements.

122	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(f)(g)	% Ratio of Expenses to Average Net Assets, Net(e)(f)(g)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(c)

(.37)	10.51	1.95	207,292	.73	.55	3.53	15
(.26)	10.68	14.75	220,380	.71	.54	2.51	48
(.47)	9.55	18.43	182,901	.72	.51	3.34	17
(.82)	8.53	(24.05)	162,970	.64	.27	5.36	86
(.61)	12.09	10.36	211,856	.63	.25	3.56	78

(.31)	10.44	1.20	288,055	1.48	1.30	2.66	15
(.18)	10.62	13.87	270,529	1.46	1.29	1.74	48
(.40)	9.50	17.54	221,669	1.46	1.26	2.59	17
(.74)	8.49	(24.67)	196,167	1.39	1.02	4.65	86
(.51)	12.04	9.52	262,501	1.38	1.00	2.86	78

(.37)	10.52	2.00	72,800	.73	.55	4.21	15
(.26)	10.68	14.74	155,540	.71	.54	2.54	48
(.47)	9.55	18.28	150,712	.72	.51	3.36	17
(.82)	8.54	(24.03)	144,684	.64	.27	5.46	86
(.61)	12.10	10.34	208,296	.63	.25	3.60	78

(.42)	10.56	2.49	44,486	.48	.12	3.55	15
(.28)	10.72	14.97	28,704	.47	.27	2.64	48
(.49)	9.59	18.79	14,348	.46	.26	3.28	17
(.84)	8.56	(23.92)	3,047	.40	.02	5.29	86
(.64)	12.14	10.70	2,104	.38	—	2.74	78

(.40)	10.52	2.17	60,610	.73	.37	2.14	15
(.26)	10.69	14.74	7,221	.71	.52	2.50	48
(.46)	9.56	18.42	5,738	.72	.51	3.51	17
(.82)	8.53	(24.03)	12,817	.65	.27	4.26	86
(.60)	12.09	10.28	4,068	.63	.25	3.26	78

(.37)	10.56	1.97	248,661	.98	.62	3.51	15
(.23)	10.72	14.39	288,375	.96	.77	2.32	48
(.44)	9.59	18.19	276,878	.97	.76	3.09	17
(.79)	8.56	(24.27)	265,507	.89	.52	5.22	86
(.57)	12.13	10.02	394,039	.88	.50	3.36	78

(.40)	10.55	2.21	153,148	.48	.30	3.49	15
(.28)	10.72	15.09	126,620	.46	.29	2.77	48
(.49)	9.58	18.65	117,448	.47	.26	3.54	17
(.84)	8.56	(23.85)	89,799	.39	.02	5.67	86
(.64)	12.13	10.61	158,313	.38	—	3.86	78

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	123

Russell Investment Company

LifePoints® Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Balanced Strategy Fund
Class A
October 31, 2011	10.33	.29	(.13)	.16	(.29)	—	—
October 31, 2010	9.12	.22	1.21	1.43	(.22)	—	—
October 31, 2009	8.35	.20	1.17	1.37	(.24)	(.36)	—
October 31, 2008	13.10	.57	(4.37)	(3.80)	(.55)	(.40)	—
October 31, 2007	12.18	.40	1.18	1.58	(.42)	(.24)	—
Class C
October 31, 2011	10.27	.21	(.14)	.07	(.23)	—	—
October 31, 2010	9.07	.14	1.21	1.35	(.15)	—	—
October 31, 2009	8.31	.14	1.16	1.30	(.18)	(.36)	—
October 31, 2008	13.03	.48	(4.34)	(3.86)	(.46)	(.40)	—
October 31, 2007	12.12	.30	1.18	1.48	(.33)	(.24)	—
Class E
October 31, 2011	10.36	.39	(.24)	.15	(.28)	—	—
October 31, 2010	9.15	.22	1.21	1.43	(.22)	—	—
October 31, 2009	8.37	.20	1.18	1.38	(.24)	(.36)	—
October 31, 2008	13.12	.58	(4.38)	(3.80)	(.55)	(.40)	—
October 31, 2007	12.20	.41	1.17	1.58	(.42)	(.24)	—
Class R1
October 31, 2011	10.41	.30	(.10)	.20	(.33)	—	—
October 31, 2010	9.19	.23	1.23	1.46	(.24)	—	—
October 31, 2009	8.41	.21	1.19	1.40	(.26)	(.36)	—
October 31, 2008	13.18	.56	(4.35)	(3.79)	(.58)	(.40)	—
October 31, 2007	12.26	.30	1.32	1.62	(.46)	(.24)	—
Class R2
October 31, 2011	10.36	.17	(.01)	.16	(.31)	—	—
October 31, 2010	9.14	.21	1.23	1.44	(.22)	—	—
October 31, 2009	8.36	.20	1.18	1.38	(.24)	(.36)	—
October 31, 2008	13.12	.44	(4.25)	(3.81)	(.55)	(.40)	—
October 31, 2007	12.19	.40	1.19	1.59	(.42)	(.24)	—
Class R3
October 31, 2011	10.36	.30	(.15)	.15	(.28)	—	—
October 31, 2010	9.15	.20	1.20	1.40	(.19)	—	—
October 31, 2009	8.38	.18	1.17	1.35	(.22)	(.36)	—
October 31, 2008	13.12	.56	(4.38)	(3.82)	(.52)	(.40)	—
October 31, 2007	12.20	.38	1.17	1.55	(.39)	(.24)	—
Class S
October 31, 2011	10.42	.32	(.15)	.17	(.31)	—	—
October 31, 2010	9.19	.24	1.23	1.47	(.24)	—	—
October 31, 2009	8.41	.22	1.18	1.40	(.26)	(.36)	—
October 31, 2008	13.18	.60	(4.39)	(3.79)	(.58)	(.40)	—
October 31, 2007	12.26	.45	1.17	1.62	(.46)	(.24)	—

See accompanying notes which are an integral part of the financial statements.

124	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(f)(g)	% Ratio of Expenses to Average Net Assets, Net(e)(f)(g)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(c)

(.29)	10.20	1.51	1,058,489	.71	.55	2.79	9
(.22)	10.33	15.86	1,095,814	.70	.54	2.25	24
(.60)	9.12	18.02	1,018,019	.70	.52	2.45	11
(.95)	8.35	(30.88)	964,226	.67	.27	5.12	18
(.66)	13.10	13.49	1,352,284	.67	.25	3.21	34

(.23)	10.11	.64	1,264,734	1.46	1.30	2.03	9
(.15)	10.27	14.99	1,310,397	1.45	1.29	1.49	24
(.54)	9.07	17.14	1,188,328	1.45	1.27	1.71	11
(.86)	8.31	(31.37)	1,166,957	1.42	1.02	4.35	18
(.57)	13.03	12.60	1,770,369	1.42	1.00	2.44	34

(.28)	10.23	1.42	167,108	.71	.55	3.64	9
(.22)	10.36	15.81	526,084	.70	.54	2.24	24
(.60)	9.15	18.09	501,582	.70	.52	2.46	11
(.95)	8.37	(30.84)	489,750	.67	.27	5.18	18
(.66)	13.12	13.47	760,312	.67	.25	3.26	34

(.33)	10.28	1.94	207,763	.47	.12	2.84	9
(.24)	10.41	16.14	113,700	.45	.27	2.35	24
(.62)	9.19	18.31	57,963	.45	.27	2.55	11
(.98)	8.41	(30.66)	24,105	.42	.02	5.06	18
(.70)	13.18	13.69	27,053	.42	—	2.42	34

(.31)	10.21	1.52	250,510	.72	.37	1.64	9
(.22)	10.36	15.95	31,620	.70	.52	2.19	24
(.60)	9.14	18.04	28,403	.70	.52	2.54	11
(.95)	8.36	(30.89)	42,341	.68	.27	4.00	18
(.66)	13.12	13.48	22,546	.67	.25	3.21	34

(.28)	10.23	1.43	697,038	.96	.62	2.82	9
(.19)	10.36	15.52	840,066	.95	.77	2.03	24
(.58)	9.15	17.67	827,996	.95	.77	2.21	11
(.92)	8.38	(30.95)	812,715	.92	.52	4.97	18
(.63)	13.12	13.16	1,307,641	.92	.50	3.04	34

(.31)	10.28	1.65	526,437	.47	.30	3.03	9
(.24)	10.42	16.25	561,801	.45	.29	2.49	24
(.62)	9.19	18.28	527,088	.45	.27	2.70	11
(.98)	8.41	(30.66)	484,456	.42	.02	5.33	18
(.70)	13.18	13.69	746,007	.42	—	3.59	34

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	125

Russell Investment Company

LifePoints® Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Growth Strategy Fund
Class A
October 31, 2011	9.68	.21	(.13)	.08	(.20)	—	—
October 31, 2010	8.43	.15	1.24	1.39	(.14)	—	—
October 31, 2009	7.97	.12	1.04	1.16	(.12)	(.57)	(.01)
October 31, 2008	13.76	.52	(5.29)	(4.77)	(.55)	(.47)	—
October 31, 2007	12.47	.34	1.61	1.95	(.37)	(.29)	—
Class C
October 31, 2011	9.57	.13	(.12)	.01	(.17)	—	—
October 31, 2010	8.36	.08	1.23	1.31	(.10)	—	—
October 31, 2009	7.92	.06	1.04	1.10	(.08)	(.57)	(.01)
October 31, 2008	13.67	.44	(5.26)	(4.82)	(.46)	(.47)	—
October 31, 2007	12.39	.25	1.59	1.84	(.27)	(.29)	—
Class E
October 31, 2011	9.69	.29	(.20)	.09	(.19)	—	—
October 31, 2010	8.44	.15	1.24	1.39	(.14)	—	—
October 31, 2009	7.98	.12	1.04	1.16	(.12)	(.57)	(.01)
October 31, 2008	13.78	.54	(5.32)	(4.78)	(.55)	(.47)	—
October 31, 2007	12.49	.36	1.59	1.95	(.37)	(.29)	—
Class R1
October 31, 2011	9.75	.22	(.09)	.13	(.23)	—	—
October 31, 2010	8.49	.16	1.26	1.42	(.16)	—	—
October 31, 2009	8.02	.13	1.06	1.19	(.14)	(.57)	(.01)
October 31, 2008	13.85	.50	(5.28)	(4.78)	(.58)	(.47)	—
October 31, 2007	12.55	.21	1.79	2.00	(.41)	(.29)	—
Class R2
October 31, 2011	9.70	.10	— (i)	.10	(.21)	—	—
October 31, 2010	8.45	.15	1.24	1.39	(.14)	—	—
October 31, 2009	7.98	.12	1.05	1.17	(.12)	(.57)	(.01)
October 31, 2008	13.79	.40	(5.19)	(4.79)	(.55)	(.47)	—
October 31, 2007	12.48	.34	1.62	1.96	(.36)	(.29)	—
Class R3
October 31, 2011	9.71	.21	(.14)	.07	(.19)	—	—
October 31, 2010	8.46	.13	1.25	1.38	(.13)	—	—
October 31, 2009	8.00	.10	1.05	1.15	(.11)	(.57)	(.01)
October 31, 2008	13.81	.52	(5.34)	(4.82)	(.52)	(.47)	—
October 31, 2007	12.51	.33	1.60	1.93	(.34)	(.29)	—
Class S
October 31, 2011	9.76	.24	(.14)	.10	(.21)	—	—
October 31, 2010	8.49	.17	1.26	1.43	(.16)	—	—
October 31, 2009	8.02	.13	1.06	1.19	(.14)	(.57)	(.01)
October 31, 2008	13.85	.58	(5.36)	(4.78)	(.58)	(.47)	—
October 31, 2007	12.55	.40	1.60	2.00	(.41)	(.29)	—

See accompanying notes which are an integral part of the financial statements.

126	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(f)(g)	% Ratio of Expenses to Average Net Assets, Net(e)(f)(g)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(c)

(.20)	9.56	.75	734,024	.73	.55	2.12	7
(.14)	9.68	16.67	791,754	.71	.54	1.68	31
(.70)	8.43	16.83	745,197	.70	.52	1.57	9
(1.02)	7.97	(36.98)	728,441	.69	.28	4.66	12
(.66)	13.76	16.26	1,055,684	.68	.25	2.62	16

(.17)	9.41	.05	738,624	1.48	1.30	1.36	7
(.10)	9.57	15.74	798,130	1.46	1.29	.93	31
(.66)	8.36	15.94	762,423	1.45	1.27	.82	9
(.93)	7.92	(37.44)	742,998	1.44	1.02	3.91	12
(.56)	13.67	15.39	1,176,448	1.43	1.00	1.93	16

(.19)	9.59	.88	130,274	.72	.55	2.92	7
(.14)	9.69	16.65	406,837	.71	.54	1.67	31
(.70)	8.44	16.80	388,051	.70	.52	1.57	9
(1.02)	7.98	(37.01)	372,580	.69	.27	4.80	12
(.66)	13.78	16.23	632,163	.68	.25	2.81	16

(.23)	9.65	1.23	116,928	.48	.12	2.22	7
(.16)	9.75	16.92	74,972	.46	.26	1.81	31
(.72)	8.49	17.13	25,180	.45	.27	1.72	9
(1.05)	8.02	(36.86)	14,138	.44	.03	4.46	12
(.70)	13.85	16.53	15,576	.43	—	1.62	16

(.21)	9.59	1.00	196,374	.73	.37	1.03	7
(.14)	9.70	16.64	23,018	.71	.52	1.63	31
(.70)	8.45	16.90	16,477	.70	.52	1.64	9
(1.02)	7.98	(37.04)	21,959	.69	.28	3.62	12
(.65)	13.79	16.30	16,800	.68	.25	2.61	16

(.19)	9.59	.70	500,954	.98	.62	2.12	7
(.13)	9.71	16.41	618,128	.96	.77	1.45	31
(.69)	8.46	16.48	601,602	.95	.77	1.32	9
(.99)	8.00	(37.17)	577,865	.94	.52	4.57	12
(.63)	13.81	15.97	992,589	.93	.50	2.55	16

(.21)	9.65	1.01	254,107	.48	.30	2.37	7
(.16)	9.76	17.02	312,660	.46	.29	1.93	31
(.72)	8.49	17.12	303,597	.45	.27	1.81	9
(1.05)	8.02	(36.86)	279,570	.44	.02	5.08	12
(.70)	13.85	16.53	500,465	.43	—	3.08	16

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	127

Russell Investment Company

LifePoints® Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Equity Growth Strategy Fund
Class A
October 31, 2011	9.00	.14	(.09)	.05	(.12)	—	—
October 31, 2010	7.80	.10	1.19	1.29	(.09)	—	—
October 31, 2009	7.46	.04	.93	.97	(.03)	(.59)	(.01)
October 31, 2008	14.27	.53	(6.27)	(5.74)	(.54)	(.53)	—
October 31, 2007	12.55	.28	2.08	2.36	(.32)	(.32)	—
Class C
October 31, 2011	8.34	.07	(.09)	(.02)	(.11)	—	—
October 31, 2010	7.27	.04	1.11	1.15	(.08)	—	—
October 31, 2009	7.03	(.01)	.87	.86	(.02)	(.59)	(.01)
October 31, 2008	13.54	.38	(5.88)	(5.50)	(.48)	(.53)	—
October 31, 2007	12.00	.17	1.97	2.14	(.28)	(.32)	—
Class E
October 31, 2011	8.81	.20	(.14)	.06	(.12)	—	—
October 31, 2010	7.64	.10	1.17	1.27	(.10)	—	—
October 31, 2009	7.32	.04	.91	.95	(.03)	(.59)	(.01)
October 31, 2008	14.02	.51	(6.14)	(5.63)	(.54)	(.53)	—
October 31, 2007	12.35	.32	1.99	2.31	(.32)	(.32)	—
Class R1
October 31, 2011	8.99	.16	(.08)	.08	(.12)	—	—
October 31, 2010	7.78	.12	1.19	1.31	(.10)	—	—
October 31, 2009	7.43	.05	.94	.99	(.04)	(.59)	(.01)
October 31, 2008	14.23	.54	(6.24)	(5.70)	(.57)	(.53)	—
October 31, 2007	12.51	.15	2.22	2.37	(.33)	(.32)	—
Class R2
October 31, 2011	8.82	.09	(.02)	.07	(.12)	—	—
October 31, 2010	7.64	.10	1.18	1.28	(.10)	—	—
October 31, 2009	7.32	.04	.91	.95	(.03)	(.59)	(.01)
October 31, 2008	14.03	.39	(6.03)	(5.64)	(.54)	(.53)	—
October 31, 2007	12.35	.31	1.99	2.30	(.30)	(.32)	—
Class R3
October 31, 2011	8.76	.13	(.09)	.04	(.12)	—	—
October 31, 2010	7.60	.08	1.17	1.25	(.09)	—	—
October 31, 2009	7.30	.03	.90	.93	(.03)	(.59)	(.01)
October 31, 2008	13.98	.49	(6.12)	(5.63)	(.52)	(.53)	—
October 31, 2007	12.33	.27	2.00	2.27	(.30)	(.32)	—
Class S
October 31, 2011	9.00	.17	(.10)	.07	(.12)	—	—
October 31, 2010	7.78	.12	1.20	1.32	(.10)	—	—
October 31, 2009	7.43	.06	.93	.99	(.04)	(.59)	(.01)
October 31, 2008	14.23	.52	(6.22)	(5.70)	(.57)	(.53)	—
October 31, 2007	12.51	.35	2.02	2.37	(.33)	(.32)	—

See accompanying notes which are an integral part of the financial statements.

128	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(f)(g)	% Ratio of Expenses to Average Net Assets, Net(e)(f)(g)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(c)

(.12)	8.93	.46	232,317	.74	.55	1.52	7
(.09)	9.00	16.70	262,968	.72	.54	1.23	28
(.63)	7.80	15.35	252,855	.71	.52	.64	5
(1.07)	7.46	(42.93)	238,694	.70	.27	4.71	9
(.64)	14.27	19.54	391,792	.68	.25	2.12	18

(.11)	8.21	(.34)	347,822	1.49	1.30	.76	7
(.08)	8.34	15.95	391,560	1.47	1.29	.51	28
(.62)	7.27	14.58	386,145	1.46	1.27	(.12)	5
(1.01)	7.03	(43.44)	372,623	1.45	1.02	3.55	9
(.60)	13.54	18.51	654,858	1.43	1.00	1.39	18

(.12)	8.75	.59	56,276	.73	.55	2.12	7
(.10)	8.81	16.66	171,027	.72	.54	1.23	28
(.63)	7.64	15.38	178,858	.71	.52	.64	5
(1.07)	7.32	(42.95)	172,463	.70	.27	4.63	9
(.64)	14.02	19.44	317,412	.68	.25	2.45	18

(.12)	8.95	.87	53,489	.49	.12	1.76	7
(.10)	8.99	17.00	39,248	.47	.27	1.39	28
(.64)	7.78	15.71	15,197	.46	.27	.79	5
(1.10)	7.43	(42.83)	6,152	.45	.02	5.00	9
(.65)	14.23	19.74	10,544	.43	—	1.18	18

(.12)	8.77	.75	85,039	.75	.37	.96	7
(.10)	8.82	16.79	23,017	.72	.52	1.20	28
(.63)	7.64	15.37	23,023	.71	.52	.65	5
(1.07)	7.32	(42.99)	23,180	.71	.27	3.56	9
(.62)	14.03	19.40	25,130	.68	.25	2.42	18

(.12)	8.68	.37	239,637	.99	.62	1.47	7
(.09)	8.76	16.54	290,176	.97	.78	1.03	28
(.63)	7.60	15.02	296,569	.96	.77	.39	5
(1.05)	7.30	(43.12)	287,938	.95	.52	4.46	9
(.62)	13.98	19.16	553,383	.93	.50	2.12	18

(.12)	8.95	.74	179,547	.49	.30	1.81	7
(.10)	9.00	17.13	189,067	.47	.29	1.48	28
(.64)	7.78	15.69	193,608	.46	.27	.93	5
(1.10)	7.43	(42.87)	221,509	.45	.02	4.65	9
(.65)	14.23	19.74	319,798	.43	—	2.63	18

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	129

Russell Investment Company

LifePoints® Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
2015 Strategy Fund
Class R1
October 31, 2011	10.05	.38	(.06)	.32	(.42)	(.03)	—
October 31, 2010	8.96	.24	1.13	1.37	(.28)	—	—
October 31, 2009	7.80	.24	1.16	1.40	(.24)	—	—
October 31, 2008(2)	10.00	.18	(2.20)	(2.02)	(.16)	—	(.02)
Class R2
October 31, 2011	10.04	.38	(.08)	.30	(.40)	(.03)	—
October 31, 2010	8.96	.25	1.09	1.34	(.26)	—	—
October 31, 2009	7.80	.24	1.14	1.38	(.22)	—	—
October 31, 2008(2)	10.00	.16	(2.19)	(2.03)	(.15)	—	(.02)
Class R3
October 31, 2011	10.04	.33	(.06)	.27	(.37)	(.03)	—
October 31, 2010	8.95	.23	1.10	1.33	(.24)	—	—
October 31, 2009	7.80	.22	1.14	1.36	(.21)	—	—
October 31, 2008(2)	10.00	.14	(2.19)	(2.05)	(.13)	—	(.02)
2020 Strategy Fund
Class A
October 31, 2011	10.63	.42	(.11)	.31	(.39)	—	—
October 31, 2010	9.42	.25	1.23	1.48	(.27)	—	—
October 31, 2009	8.20	.24	1.21	1.45	(.23)	—	—
October 31, 2008	12.42	.50	(4.07)	(3.57)	(.48)	(.14)	(.03)
October 31, 2007	11.24	.34	1.19	1.53	(.32)	(.03)	—
Class E
October 31, 2011	10.63	.88	(.56)	.32	(.38)	—	—
October 31, 2010	9.42	.26	1.22	1.48	(.27)	—	—
October 31, 2009	8.19	.24	1.22	1.46	(.23)	—	—
October 31, 2008	12.42	.48	(4.06)	(3.58)	(.48)	(.14)	(.03)
October 31, 2007	11.25	.29	1.23	1.52	(.32)	(.03)	—
Class R1
October 31, 2011	10.64	.40	(.07)	.33	(.41)	—	—
October 31, 2010	9.43	.28	1.22	1.50	(.29)	—	—
October 31, 2009	8.20	.25	1.23	1.48	(.25)	—	—
October 31, 2008	12.42	.49	(4.03)	(3.54)	(.51)	(.14)	(.03)
October 31, 2007	11.25	.24	1.31	1.55	(.35)	(.03)	—
Class R2
October 31, 2011	10.62	.36	(.06)	.30	(.38)	—	—
October 31, 2010	9.41	.26	1.22	1.48	(.27)	—	—
October 31, 2009	8.18	.24	1.22	1.46	(.23)	—	—
October 31, 2008	12.41	.27	(3.84)	(3.57)	(.49)	(.14)	(.03)
October 31, 2007	11.24	.27	1.25	1.52	(.32)	(.03)	—
Class R3
October 31, 2011	10.61	.35	(.08)	.27	(.36)	—	—
October 31, 2010	9.40	.24	1.21	1.45	(.24)	—	—
October 31, 2009	8.17	.21	1.23	1.44	(.21)	—	—
October 31, 2008	12.39	.51	(4.10)	(3.59)	(.47)	(.14)	(.02)
October 31, 2007	11.23	.28	1.21	1.49	(.30)	(.03)	—
Class S
October 31, 2011	10.64	.39	(.06)	.33	(.41)	—	—
October 31, 2010	9.42	.30	1.21	1.51	(.29)	—	—
October 31, 2009	8.19	.25	1.23	1.48	(.25)	—	—
October 31, 2008	12.42	.45	(4.00)	(3.55)	(.51)	(.14)	(.03)
October 31, 2007	11.24	.42	1.14	1.56	(.35)	(.03)	—

See accompanying notes which are an integral part of the financial statements.

130	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(f)(g)	% Ratio of Expenses to Average Net Assets, Net(e)(f)(g)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(c)

(.45)	9.92	3.29	35,040	—	—	3.83	26
(.28)	10.05	15.60	23,319	.70	—	2.56	44
(.24)	8.96	18.57	4,382	1.86	—	2.80	14
(.18)	7.80	(20.60)	153	13.08	—	1.85	13

(.43)	9.91	3.02	7,321	.25	.25	3.81	26
(.26)	10.04	15.23	7,207	1.00	.25	2.63	44
(.22)	8.96	18.31	2,003	2.52	.25	2.92	14
(.17)	7.80	(20.68)	274	10.64	.25	1.75	13

(.40)	9.91	2.78	15,093	.50	.50	3.26	26
(.24)	10.04	15.08	10,836	1.26	.50	2.40	44
(.21)	8.95	17.97	6,460	2.56	.50	2.72	14
(.15)	7.80	(20.81)	300	10.45	.50	1.56	13

(.39)	10.55	2.89	1,913	.25	.25	3.85	24
(.27)	10.63	15.93	2,542	.70	.25	2.46	32
(.23)	9.42	18.10	1,484	.82	.25	2.91	15
(.65)	8.20	(29.99)	1,391	.74	.25	4.63	103
(.35)	12.42	13.83	2,016	.86	.25	2.93	44

(.38)	10.57	3.07	2,455	.25	.25	8.23	24
(.27)	10.63	15.91	15,771	.71	.25	2.62	32
(.23)	9.42	18.26	11,769	.82	.25	2.83	15
(.65)	8.19	(30.07)	7,207	.74	.25	4.46	103
(.35)	12.42	13.79	9,498	.86	.25	2.44	44

(.41)	10.56	3.17	111,545	—	—	3.63	24
(.29)	10.64	16.31	84,152	.45	—	2.84	32
(.25)	9.43	18.38	44,337	.56	—	3.00	15
(.68)	8.20	(29.80)	17,283	.49	—	4.53	103
(.38)	12.42	14.05	19,194	.61	—	2.02	44

(.38)	10.54	2.88	44,217	.25	.25	3.25	24
(.27)	10.62	15.94	44,060	.71	.25	2.59	32
(.23)	9.41	18.26	26,236	.82	.25	2.94	15
(.66)	8.18	(30.07)	18,247	.74	.25	2.58	103
(.35)	12.41	13.81	4,135	.86	.25	2.20	44

(.36)	10.52	2.56	91,714	.50	.50	3.20	24
(.24)	10.61	15.66	90,563	.96	.50	2.41	32
(.21)	9.40	18.05	74,142	1.06	.50	2.52	15
(.63)	8.17	(30.24)	35,919	.99	.50	4.80	103
(.33)	12.39	13.50	44,038	1.11	.50	2.33	44

(.41)	10.56	3.17	18,962	—	—	3.60	24
(.29)	10.64	16.30	15,600	.47	—	2.96	32
(.25)	9.42	18.53	19,494	.57	—	3.06	15
(.68)	8.19	(29.88)	12,960	.49	—	4.26	103
(.38)	12.42	14.16	10,021	.61	—	3.49	44

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	131

Russell Investment Company

LifePoints® Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
2025 Strategy Fund
Class R1
October 31, 2011	9.49	.30	(.02)	.28	(.33)	— (i)	—
October 31, 2010	8.31	.20	1.20	1.40	(.22)	—	—
October 31, 2009	7.21	.15	1.09	1.24	(.14)	—	—
October 31, 2008(2)	10.00	.10	(2.77)	(2.67)	(.10)	—	(.02)
Class R2
October 31, 2011	9.48	.30	(.04)	.26	(.30)	— (i)	—
October 31, 2010	8.30	.20	1.18	1.38	(.20)	—	—
October 31, 2009	7.20	.13	1.09	1.22	(.12)	—	—
October 31, 2008(2)	10.00	.12	(2.82)	(2.70)	(.08)	—	(.02)
Class R3
October 31, 2011	9.46	.25	(.02)	.23	(.28)	— (i)	—
October 31, 2010	8.29	.17	1.18	1.35	(.18)	—	—
October 31, 2009	7.20	.12	1.08	1.20	(.11)	—	—
October 31, 2008(2)	10.00	.09	(2.80)	(2.71)	(.07)	—	(.02)
2030 Strategy Fund
Class A
October 31, 2011	9.92	.23	.01	.24	(.24)	—	—
October 31, 2010	8.60	.17	1.32	1.49	(.17)	—	—
October 31, 2009	7.45	.10	1.14	1.24	(.09)	—	—
October 31, 2008	13.23	.50	(5.59)	(5.09)	(.46)	(.19)	(.04)
October 31, 2007	11.53	.31	1.77	2.08	(.31)	(.07)	—
Class E
October 31, 2011	9.87	.79	(.59)	.20	(.23)	—	—
October 31, 2010	8.56	.16	1.32	1.48	(.17)	—	—
October 31, 2009	7.46	.10	1.09	1.19	(.09)	—	—
October 31, 2008	13.23	.46	(5.54)	(5.08)	(.46)	(.19)	(.04)
October 31, 2007	11.54	.23	1.85	2.08	(.32)	(.07)	—
Class R1
October 31, 2011	9.87	.24	.02	.26	(.27)	—	—
October 31, 2010	8.57	.19	1.30	1.49	(.19)	—	—
October 31, 2009	7.46	.11	1.11	1.22	(.11)	—	—
October 31, 2008	13.24	.44	(5.50)	(5.06)	(.48)	(.19)	(.05)
October 31, 2007	11.54	.14	1.98	2.12	(.35)	(.07)	—
Class R2
October 31, 2011	9.85	.21	.02	.23	(.24)	—	—
October 31, 2010	8.55	.16	1.31	1.47	(.17)	—	—
October 31, 2009	7.45	.10	1.09	1.19	(.09)	—	—
October 31, 2008	13.22	.16	(5.24)	(5.08)	(.46)	(.19)	(.04)
October 31, 2007	11.53	.16	1.92	2.08	(.32)	(.07)	—
Class R3
October 31, 2011	9.85	.21	(.01)	.20	(.21)	—	—
October 31, 2010	8.55	.14	1.31	1.45	(.15)	—	—
October 31, 2009	7.45	.08	1.10	1.18	(.08)	—	—
October 31, 2008	13.22	.48	(5.59)	(5.11)	(.44)	(.19)	(.03)
October 31, 2007	11.54	.17	1.87	2.04	(.29)	(.07)	—
Class S
October 31, 2011	9.87	.25	.01	.26	(.27)	—	—
October 31, 2010	8.57	.18	1.31	1.49	(.19)	—	—
October 31, 2009	7.46	.12	1.09	1.22	(.11)	—	—
October 31, 2008	13.24	.39	(5.45)	(5.06)	(.48)	(.19)	(.05)
October 31, 2007	11.55	.29	1.82	2.11	(.35)	(.07)	—

See accompanying notes which are an integral part of the financial statements.

132	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(f)(g)	% Ratio of Expenses to Average Net Assets, Net(e)(f)(g)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(c)

(.33)	9.44	2.91	28,255	—	—	3.07	27
(.22)	9.49	17.14	19,470	.72	—	2.30	26
(.14)	8.31	17.67	3,863	2.12	—	1.93	12
(.12)	7.21	(27.03)	226	6.19	—	1.04	113

(.30)	9.44	2.74	8,188	.25	.25	3.05	27
(.20)	9.48	16.89	8,541	1.01	.25	2.27	26
(.12)	8.30	17.47	3,020	2.58	.25	1.80	12
(.10)	7.20	(27.25)	73	8.56	.25	1.31	113

(.28)	9.41	2.42	16,037	.50	.50	2.57	27
(.18)	9.46	16.54	11,365	1.24	.50	1.87	26
(.11)	8.29	17.10	5,117	2.82	.50	1.66	12
(.09)	7.20	(27.32)	325	7.71	.50	.99	113

(.24)	9.92	2.39	1,820	.25	.25	2.21	28
(.17)	9.92	17.51	1,603	.74	.25	1.93	25
(.09)	8.60	16.92	1,791	.86	.25	1.43	9
(.69)	7.45	(40.22)	2,069	.77	.25	4.66	86
(.38)	13.23	18.51	3,739	.98	.25	2.51	31

(.23)	9.84	2.02	975	.25	.25	7.79	28
(.17)	9.87	17.48	14,733	.73	.25	1.77	25
(.09)	8.56	16.24	10,639	.85	.25	1.36	9
(.69)	7.46	(40.14)	7,847	.77	.25	4.25	86
(.39)	13.23	18.42	10,490	.98	.25	1.88	31

(.27)	9.86	2.55	79,046	—	—	2.39	28
(.19)	9.87	17.63	53,702	.48	—	1.98	25
(.11)	8.57	16.65	31,322	.59	—	1.49	9
(.72)	7.46	(40.03)	10,413	.52	—	4.14	86
(.42)	13.24	18.80	8,582	.73	—	1.21	31

(.24)	9.84	2.27	38,352	.25	.25	2.03	28
(.17)	9.85	17.39	39,163	.73	.25	2.05	25
(.09)	8.55	16.26	23,534	.85	.25	1.41	9
(.69)	7.45	(40.15)	14,938	.77	.25	1.56	86
(.39)	13.22	18.46	3,359	.98	.25	1.26	31

(.21)	9.84	2.03	71,140	.50	.50	2.09	28
(.15)	9.85	17.09	72,164	.98	.50	1.72	25
(.08)	8.55	16.03	56,115	1.10	.50	1.03	9
(.66)	7.45	(40.33)	26,547	1.02	.50	4.49	86
(.36)	13.22	18.08	29,200	1.23	.50	1.39	31

(.27)	9.86	2.55	22,043	—	—	2.48	28
(.19)	9.87	17.77	19,124	.48	—	1.52	25
(.11)	8.57	16.51	15,945	.60	—	1.57	9
(.72)	7.46	(40.02)	10,494	.52	—	3.66	86
(.42)	13.24	18.70	7,923	.73	—	2.32	31

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	133

Russell Investment Company

LifePoints® Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)		$ Net Realized and Unrealized Gain (Loss)		$ Total from Investment Operations	$ Distributions from Net Investment Income		$ Distributions from Net Realized Gain	$ Return of Capital
2035 Strategy Fund
Class R1
October 31, 2011	9.13	.20		—	(i)	.20	(.23)		—	—
October 31, 2010	7.92	.16		1.22		1.38	(.17)		—	—
October 31, 2009	6.86	.11		1.03		1.14	(.08)		—	—
October 31, 2008(2)	10.00	.07		(3.11)		(3.04)	(.07)		—	(.03)
Class R2
October 31, 2011	9.12	.20		(.03)		.17	(.20)		—	—
October 31, 2010	7.92	.14		1.21		1.35	(.15)		—	—
October 31, 2009	6.87	.07		1.05		1.12	(.07)		—	—
October 31, 2008(2)	10.00	.08		(3.13)		(3.05)	(.06)		—	(.02)
Class R3
October 31, 2011	9.11	.15		—	(i)	.15	(.18)		—	—
October 31, 2010	7.91	.10		1.23		1.33	(.13)		—	—
October 31, 2009	6.87	.06		1.03		1.09	(.05)		—	—
October 31, 2008(2)	10.00	.06		(3.12)		(3.06)	(.05)		—	(.02)
2040 Strategy Fund
Class A
October 31, 2011	9.92	.21		(.02)		.19	(.22)		—	—
October 31, 2010	8.61	.16		1.31		1.47	(.16)		—	—
October 31, 2009	7.49	.10		1.11		1.21	(.09)		—	—
October 31, 2008	13.44	.60	(h)	(5.86	)(h)	(5.26)	(.46	)(h)	(.18)	(.05	)(h)
October 31, 2007	11.71	.31		1.86		2.17	(.31)		(.13)	—
Class E
October 31, 2011	9.92	.79		(.61)		.18	(.21)		—	—
October 31, 2010	8.62	.16		1.31		1.47	(.17)		—	—
October 31, 2009	7.50	.10		1.11		1.21	(.09)		—	—
October 31, 2008	13.46	.48	(h)	(5.75	)(h)	(5.27)	(.46	)(h)	(.18)	(.05	)(h)
October 31, 2007	11.72	.24		1.94		2.18	(.31)		(.13)	—
Class R1
October 31, 2011	9.93	.22		—	(i)	.22	(.25)		—	—
October 31, 2010	8.62	.18		1.32		1.50	(.19)		—	—
October 31, 2009	7.50	.11		1.12		1.23	(.11)		—	—
October 31, 2008	13.46	.38	(h)	(5.62	)(h)	(5.24)	(.49	)(h)	(.18)	(.05	)(h)
October 31, 2007	11.73	.12		2.08		2.20	(.34)		(.13)	—
Class R2
October 31, 2011	9.91	.18		.02		.20	(.22)		—	—
October 31, 2010	8.61	.15		1.31		1.46	(.16)		—	—
October 31, 2009	7.49	.10		1.11		1.21	(.09)		—	—
October 31, 2008	13.46	.15	(h)	(5.42	)(h)	(5.27)	(.47	)(h)	(.18)	(.05	)(h)
October 31, 2007	11.71	.28		1.90		2.18	(.30)		(.13)	—
Class R3
October 31, 2011	9.90	.19		(.03)		.16	(.19)		—	—
October 31, 2010	8.60	.14		1.30		1.44	(.14)		—	—
October 31, 2009	7.48	.08		1.12		1.20	(.08)		—	—
October 31, 2008	13.43	.53	(h)	(5.81	)(h)	(5.28)	(.44	)(h)	(.18)	(.05	)(h)
October 31, 2007	11.71	.12		2.02		2.14	(.29)		(.13)	—
Class S
October 31, 2011	9.93	.22		—	(i)	.22	(.25)		—	—
October 31, 2010	8.62	.18		1.32		1.50	(.19)		—	—
October 31, 2009	7.50	.12		1.11		1.23	(.11)		—	—
October 31, 2008	13.46	.40	(h)	(5.64	)(h)	(5.24)	(.49	)(h)	(.18)	(.05	)(h)
October 31, 2007	11.73	.26		1.94		2.20	(.34)		(.13)	—

See accompanying notes which are an integral part of the financial statements.

134	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(f)(g)	% Ratio of Expenses to Average Net Assets, Net(e)(f)(g)	% Ratio of Net Investment Income to Average Net Assets(c)(e)		% Portfolio Turnover Rate(c)

(.23)	9.10	2.10	9,728	—	—	2.13		42
(.17)	9.13	17.61	7,252	1.03	—	1.87		19
(.08)	7.92	17.01	1,927	3.59	—	1.49		13
(.10)	6.86	(30.73)	428	6.44	—	.70		90

(.20)	9.09	1.81	4,944	.25	.25	2.12		42
(.15)	9.12	17.22	6,021	1.30	.25	1.64		19
(.07)	7.92	16.79	1,738	3.63	.25	1.06		13
(.08)	6.87	(30.84)	73	8.66	.25	.86		90

(.18)	9.08	1.60	9,473	.50	.50	1.64		42
(.13)	9.11	16.98	6,728	1.54	.50	1.22		19
(.05)	7.91	16.43	2,877	3.83	.50	.86		13
(.07)	6.87	(30.93)	124	8.56	.50	.69		90

(.22)	9.89	1.86	1,062	.25	.25	2.03		23
(.16)	9.92	17.29	902	.76	.25	1.79		19
(.09)	8.61	16.44	877	.91	.25	1.41		8
(.69)	7.49	(40.84)	944	.84	.25	5.46	(h)	96
(.44)	13.44	19.04	2,363	1.14	.25	2.49		22

(.21)	9.89	1.79	939	.25	.25	7.73		23
(.17)	9.92	17.18	16,638	.75	.25	1.77		19
(.09)	8.62	16.44	7,070	.90	.25	1.33		8
(.69)	7.50	(40.85)	4,523	.85	.25	4.41	(h)	96
(.44)	13.46	19.12	6,353	1.14	.25	1.96		22

(.25)	9.90	2.12	52,962	—	—	2.19		23
(.19)	9.93	17.57	36,998	.49	—	1.94		19
(.11)	8.62	16.71	19,892	.63	—	1.47		8
(.72)	7.50	(40.69)	4,824	.60	—	3.63	(h)	96
(.47)	13.46	19.31	2,935	.89	—	.99		22

(.22)	9.89	1.94	33,320	.25	.25	1.70		23
(.16)	9.91	17.19	32,308	.75	.25	1.67		19
(.09)	8.61	16.46	20,226	.90	.25	1.39		8
(.70)	7.49	(40.91)	9,936	.85	.25	1.40	(h)	96
(.43)	13.46	19.11	2,061	1.14	.25	2.28		22

(.19)	9.87	1.61	54,269	.50	.50	1.85		23
(.14)	9.90	16.92	53,208	1.00	.50	1.48		19
(.08)	8.60	16.23	42,544	1.15	.50	1.04		8
(.67)	7.48	(41.02)	22,913	1.10	.50	4.91	(h)	96
(.42)	13.43	18.75	29,700	1.39	.50	.96		22

(.25)	9.90	2.12	21,638	—	—	2.18		23
(.19)	9.93	17.57	17,541	.50	—	1.94		19
(.11)	8.62	16.71	13,004	.65	—	1.56		8
(.72)	7.50	(40.69)	7,249	.61	—	3.82	(h)	96
(.47)	13.46	19.30	4,410	.89	—	2.07		22

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	135

Russell Investment Company

LifePoints® Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
2045 Strategy Fund
Class R1
October 31, 2011	9.13	.20	— (i)	.20	(.23)	—	—
October 31, 2010	7.93	.17	1.20	1.37	(.17)	—	—
October 31, 2009	6.87	.10	1.05	1.15	(.09)	—	—
October 31, 2008(2)	10.00	.07	(3.10)	(3.03)	(.06)	—	(.04)
Class R2
October 31, 2011	9.12	.23	(.05)	.18	(.19)	—	—
October 31, 2010	7.92	.13	1.22	1.35	(.15)	—	—
October 31, 2009	6.87	.07	1.05	1.12	(.07)	—	—
October 31, 2008(2)	10.00	.07	(3.11)	(3.04)	(.06)	—	(.03)
Class R3
October 31, 2011	9.11	.15	— (i)	.15	(.18)	—	—
October 31, 2010	7.91	.10	1.23	1.33	(.13)	—	—
October 31, 2009	6.87	.06	1.04	1.10	(.06)	—	—
October 31, 2008(2)	10.00	.06	(3.12)	(3.06)	(.04)	—	(.03)
2050 Strategy Fund
Class R1
October 31, 2011	9.22	.18	.04	.22	(.23)	(.02)	—
October 31, 2010	8.03	.14	1.24	1.38	(.17)	(.02)	—
October 31, 2009	6.98	.10	1.05	1.15	(.10)	—	—
October 31, 2008(2)	10.00	.09	(2.99)	(2.90)	(.08)	—	(.04)
Class R2
October 31, 2011	9.21	.25	(.07)	.18	(.18)	(.02)	—
October 31, 2010	8.02	.14	1.22	1.36	(.15)	(.02)	—
October 31, 2009	6.98	.09	1.04	1.13	(.09)	—	—
October 31, 2008(2)	10.00	.07	(2.98)	(2.91)	(.08)	—	(.03)
Class R3
October 31, 2011	9.21	.16	.01	.17	(.18)	(.02)	—
October 31, 2010	8.02	.10	1.24	1.34	(.13)	(.02)	—
October 31, 2009	6.99	.05	1.05	1.10	(.07)	—	—
October 31, 2008(2)	10.00	.06	(2.98)	(2.92)	(.06)	—	(.03)
2055 Strategy Fund
Class R1
October 31, 2011(3)	10.00	.06	(.37)	(.31)	(.06)	—	—
Class R2
October 31, 2011(3)	10.00	.03	(.36)	(.33)	(.04)	—	—
Class R3
October 31, 2011(3)	10.00	.02	(.37)	(.35)	(.02)	—	—

See accompanying notes which are an integral part of the financial statements.

136	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(f)(g)	% Ratio of Expenses to Average Net Assets, Net(e)(f)(g)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(c)

(.23)	9.10	2.12	3,791	—	—	2.06	77
(.17)	9.13	17.47	2,347	1.58	—	2.02	31
(.09)	7.93	17.10	2,053	4.28	—	1.48	20
(.10)	6.87	(30.60)	660	6.27	—	.72	34

(.19)	9.11	1.98	2,651	.25	.25	2.37	77
(.15)	9.12	17.23	6,692	1.79	.25	1.53	31
(.07)	7.92	16.73	2,220	4.48	.25	1.02	20
(.09)	6.87	(30.71)	70	8.21	.25	.74	34

(.18)	9.08	1.64	3,511	.50	.50	1.55	77
(.13)	9.11	17.00	2,147	2.03	.50	1.13	31
(.06)	7.91	16.36	702	4.81	.50	.88	20
(.07)	6.87	(30.82)	72	8.43	.50	.60	34

(.25)	9.19	2.28	5,861	—	—	1.92	72
(.19)	9.22	17.46	2,454	.93	—	1.58	28
(.10)	8.03	17.32	490	2.39	—	1.41	20
(.12)	6.98	(29.54)	71	21.57	—	.90	6

(.20)	9.19	1.96	2,408	.25	.25	2.61	72
(.17)	9.21	17.20	15,616	1.21	.25	1.62	28
(.09)	8.02	16.95	8,959	1.95	.25	1.28	20
(.11)	6.98	(29.65)	71	21.83	.25	.76	6

(.20)	9.18	1.78	4,877	.50	.50	1.65	72
(.15)	9.21	16.94	3,693	1.45	.50	1.23	28
(.07)	8.02	16.66	1,436	2.34	.50	.77	20
(.09)	6.99	(29.77)	71	22.08	.50	.61	6

(.06)	9.63	(3.09)	97	—	—	.63	47

(.04)	9.63	(3.31)	793	.25	.25	.28	47

(.02)	9.63	(3.49)	106	.50	.50	.21	47

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	137

Russell Investment Company

LifePoints® Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
In Retirement Fund
Class A
October 31, 2011(4)	10.00	.14	.10	.24	(.14)	—	—
Class R1
October 31, 2011	10.28	.24	.07	.31	(.45)	(.04)	—
October 31, 2010	9.27	.27	1.04	1.31	(.30)	—	—
October 31, 2009	8.12	.32	1.12	1.44	(.29)	—	—
October 31, 2008(2)	10.00	.25	(1.87)	(1.62)	(.25)	—	(.01)
Class R2
October 31, 2011	10.28	.27	.01	.28	(.42)	(.04)	—
October 31, 2010	9.27	.28	1.01	1.29	(.28)	—	—
October 31, 2009	8.12	.31	1.11	1.42	(.27)	—	—
October 31, 2008(2)	10.00	.23	(1.86)	(1.63)	(.24)	—	(.01)
Class R3
October 31, 2011	10.27	.19	.07	.26	(.41)	(.04)	—
October 31, 2010	9.26	.23	1.04	1.27	(.26)	—	—
October 31, 2009	8.12	.27	1.13	1.40	(.26)	—	—
October 31, 2008(2)	10.00	.22	(1.87)	(1.65)	(.22)	—	(.01)

See accompanying notes which are an integral part of the financial statements.

138	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(f)(g)	% Ratio of Expenses to Average Net Assets, Net(e)(f)(g)	% Ratio of Net Investment Income to Average Net Assets(c)(e)	% Portfolio Turnover Rate(c)

(.14)	10.10	2.88	1,012	.25	.25	1.40	43

(.49)	10.10	3.10	36,059	—	—	2.35	43
(.30)	10.28	14.43	736	2.13	—	2.80	52
(.29)	9.27	18.68	196	4.67	—	3.86	26
(.26)	8.12	(16.82)	84	20.48	—	2.58	11

(.46)	10.10	2.84	17,288	.25	.25	2.60	43
(.28)	10.28	14.16	3,809	2.47	.25	2.86	52
(.27)	9.27	18.43	2,356	3.98	.25	3.77	26
(.25)	8.12	(16.95)	83	20.73	.25	2.43	11

(.45)	10.08	2.55	36,445	.50	.50	1.90	43
(.26)	10.27	13.88	1,426	2.71	.50	2.39	52
(.26)	9.26	18.09	758	4.83	.50	3.24	26
(.23)	8.12	(17.08)	85	20.94	.50	2.28	11

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	139

Russell Investment Company

LifePoints® Funds

Notes to Financial Highlights — October 31, 2011

(1)	For the period December 29, 2006 (commencement of operations) to October 31, 2007.
(2)	For the period March 31, 2008 (commencement of operations) to October 31, 2008.
(3)	For the period January 1, 2011 (commencement of operations) to October 31, 2011.
(4)	For the period February 28, 2011 (commencement of operations) to October 31, 2011.
(a)	Average daily shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	Total return for Class A does not reflect a front-end sales charge. If sales charges were included, the total return would be lower.
(e)	May reflect amounts waived and/or reimbursed by Russell Investment Management Company (“RIMCO”) and/or Russell Fund Services Company (“RFSC”).
(f)	The ratios for periods less than one year are annualized.
(g)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(h)	Amounts include reclassification between income and return of capital.
(i)	Less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

140	Notes to Financial Highlights

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements — October 31, 2011

1.	Organization

Russell Investment Company (the “Investment Company” or “RIC”) is a series investment company with 40 different investment portfolios referred to as Funds. These financial statements report on 15 of these Funds (each a “Fund” and collectively the “Funds”). The Investment Company is registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), as an open-end management investment company. It is organized and operates as a Massachusetts business trust under a Second Amended and Restated Master Trust Agreement dated October 1, 2008. (“Master Trust Agreement”), as amended. The Investment Company’s Master Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest.

Target Portfolio Funds

Each of the Target Portfolio Funds listed in the table below is a “fund of funds” which seeks to achieve its objective by investing in a combination of several other RIC funds (the “Underlying Funds”) as set forth in the table below. The Funds intend their strategy of investing in a combination of Underlying Funds to result in investment diversification that an investor could otherwise achieve only by holding numerous individual investments. Russell Investment Management Company (“RIMCo”), the Funds’ investment adviser, may modify the target allocation for any Fund and/or the Underlying Funds in which a Fund invests from time to time based on capital markets research or on factors such as RIMCo’s outlook for the economy, financial markets generally and/or relative market valuation of the asset classes represented by each Underlying Fund. Modifications in the allocations to the Underlying Funds are typically based on strategic, long-term allocation decisions. A Fund’s actual allocation may vary from the target strategic asset allocation at any point in time (1) due to market movements, (2) by up to +/- 3% at the equities, fixed income or real asset category level based on RIMCo’s assessment of relative market valuation of the asset classes represented by each Underlying Fund, (3) due to the implementation over a period of time of a change to the target strategic asset allocation including the addition of a new Underlying Fund. There may be no changes in the asset allocation or to the Underlying Funds in a given year or such changes may be made one or more times in a year. In the future, the Funds may also invest in other RIC Underlying Funds that pursue investment strategies not pursued by the current Underlying Funds or represent asset classes which are not currently represented by the Underlying Funds.

	Asset Allocation Targets as of March 1, 2011*
Underlying Funds	Conservative Strategy Fund	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund

Domestic Equity Funds
Russell U.S. Core Equity Fund	3%	5%	10%	12%	15%
Russell U.S. Quantitative Equity Fund	3	6	9	11	14
Russell U.S. Small & Mid Cap Fund	—	2	4	6	7
Fixed Income Funds
Russell Global Opportunistic Credit Fund	2	2	3	4	5
Russell Investment Grade Bond Fund	20	20	—	—	—
Russell Short Duration Bond Fund	18	—	—	—	—
Russell Strategic Bond Fund	38	36	35	15	—
International Equity Funds
Russell Emerging Markets Fund	—	3	4	5	7
Russell Global Equity Fund	5	8	10	14	14
Russell International Developed Markets Fund	5	9	15	19	23
Real Asset Funds
Russell Commodity Strategies Fund	2	3	4	6	6
Russell Global Infrastructure Fund	2	3	3	4	4
Russell Global Real Estate Securities Fund	2	3	3	4	5

	100%	100%	100%	100%	100%

*	Prospectus dated March 1, 2011, as supplemented through September 15, 2011

Target Date Funds

Each of the Target Date Funds listed in the table below is a “fund of funds” which seeks to achieve its objective by investing in a combination of several of the Underlying Funds. The allocation of these Funds’ assets to the Underlying Funds in which they invest will become more conservative over time, excluding the In Retirement Fund. At approximately the target year, the target allocations of each Fund to the Underlying Funds will be fixed at 68% exposure to the fixed income Underlying Funds, 26% exposure to domestic and international equity Underlying Funds and 6% exposure to the real asset Underlying Funds. This means 32% of the investment will be exposed to the domestic and international equity and real asset Underlying Funds, and the risks of such

Notes to Financial Statements	141

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2011

exposure, while in retirement. Once a Fund (other than the In Retirement Fund) reaches its target year it may, depending on the facts and circumstances at the time and contingent upon Board approval, continue to operate, be merged into the In Retirement Fund or another fund, or be liquidated. Currently, RIMCo will manage each Fund according to its target asset allocation strategy and will not trade actively among Underlying Funds or attempt to capture short-term market opportunities. However, RIMCo may modify the target asset allocation for the Fund and/or the Underlying Funds in which the Fund invests from time to time based on strategic capital markets research or on factors such as RIMCo’s outlook for the economy, financial markets generally and/or relative market valuation of the asset classes represented by each Underlying Fund. In the future, the Funds may also invest in other RIC Underlying Funds. Modifications in the asset allocation or changes to the Underlying Funds will be based on strategic, long-term allocation decisions and not on tactical, short-term positioning and may be made one or more times per year. In addition, the Funds may in the future invest in other funds which are not currently Underlying Funds.

	Asset Allocation Targets as of March 1, 2011*
Underlying Funds	2015 Strategy Fund	2020 Strategy Fund	2025 Strategy Fund	2030 Strategy Fund	2035 Strategy Fund

Domestic Equity Funds
Russell U.S. Core Equity Fund	7%	9%	13%	17%	18%
Russell U.S. Quantitative Equity Fund	7	9	13	16	17
Russell U.S. Small & Mid Cap Fund	3	4	4	6	7
Fixed Income Funds
Russell Investment Grade Bond Fund	20	10	—	—	—
Russell Short Duration Bond Fund	—	—	—	—	—
Russell Strategic Bond Fund	40	40	36	17	10
International Equity Funds
Russell Emerging Markets Fund	2	3	3	4	5
Russell Global Equity Fund	6	7	9	10	11
Russell International Developed Markets Fund	9	11	15	20	21
Real Asset Funds
Russell Commodity Strategies Fund	3	4	4	6	6
Russell Global Real Estate Securities Fund	3	3	3	4	5

	100%	100%	100%	100%	100%

	Asset Allocation Targets as of March 1, 2011*
Underlying Funds	2040 Strategy Fund	2045 Strategy Fund	2050 Strategy Fund	2055 Strategy Fund	In Retirement Fund

Domestic Equity Funds
Russell U.S. Core Equity Fund	18%	18%	18%	18%	5%
Russell U.S. Quantitative Equity Fund	17	17	17	17	6
Russell U.S. Small & Mid Cap Fund	7	7	7	7	2
Fixed Income Funds
Russell Investment Grade Bond Fund	—	—	—	—	20
Russell Short Duration Bond Fund	—	—	—	—	8
Russell Strategic Bond Fund	10	10	10	10	40
International Equity Funds
Russell Emerging Markets Fund	5	5	5	5	1
Russell Global Equity Fund	11	11	11	11	5
Russell International Developed Markets Fund	21	21	21	21	7
Real Asset Funds
Russell Commodity Strategies Fund	6	6	6	6	3
Russell Global Real Estate Securities Fund	5	5	5	5	3

	100%	100%	100%	100%	100%

*	Prospectus dated March 1, 2011, as supplemented through September 15, 2011

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

142	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2011

Security Valuation

The Funds value their portfolio securities, the shares of the Underlying Funds, at the current net asset value per share of each Underlying Fund. Generally, Underlying Fund portfolio securities are valued at market price at the close of the principal exchange on which they are traded.

Fair value of securities is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. To increase consistency and comparability in fair value measurement, the fair value hierarchy was established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, (e.g., the risk inherent in a particular valuation technique, such as a pricing model or the risks inherent in the inputs to a particular valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices (unadjusted) in active markets for identical investments.

•	Level 2 — other significant observable inputs including quoted market prices in non-active markets or prices derived from market data.

•	Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments.

The levels associated with valuing the Funds’ investments for the period ended October 31, 2011 were Level 1 for all Funds.

Investment Transactions

Investment transactions are reflected as of the trade date for financial reporting purposes. This may cause the net asset value stated in the financial statements to be different from the net asset value at which shareholders may transact. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost.

Investment Income

Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

Each Fund qualifies as a regulated investment company and distributes all of its taxable income and capital gains. Therefore, no federal income tax provision is required for the Funds.

Each Fund files a U.S. tax return. At October 31, 2011, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending October 31, 2008 through October 31, 2010, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds comply with the authoritative guidance for uncertainty in income taxes which requires management to determine whether a tax position of the Funds is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management determined that no accruals need to be made in the financial statements due to uncertain tax positions. Management continually reviews and adjusts its liability for income taxes based on analyses of tax laws and regulations, as well as their interpretations, and other relevant factors.

Notes to Financial Statements	143

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2011

Dividends and Distributions to Shareholders

Income dividends, capital gain distributions and return of capital, if any, are recorded on the ex-dividend date. Income dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and U.S. GAAP relate primarily to investments in the Underlying Funds sold at a loss, wash sale deferrals, and capital loss carryforwards. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset values.

Expenses

Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include those expenses incurred by the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of the Underlying Funds at different times, the amount of the fees and expenses incurred indirectly by the Funds will vary.

Class Allocation

Each of the Funds presented herein may offer certain of the following classes of shares: Class A, Class C, Class E, Class R1, Class R2, Class R3 and Class S. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable sales charges, distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), investment income, and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Guarantees

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Underlying Funds may also be exposed to counterparty risk or risk that an institution or other entity with which the Underlying Funds have unsettled or open transactions will default. The potential loss could exceed the value of the relevant assets recorded in the financial statements (the “Assets”). The Assets, which potentially expose the Underlying Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Underlying Funds’ exposure to credit and counterparty risks with respect to the Assets approximates their carrying value as recorded in the Underlying Funds’ Statements of Assets and Liabilities.

3.	Investment Transactions

Securities

During the period ended October 31, 2011, purchases and sales of the Underlying Funds (excluding short-term investments) were as follows:

	Purchases	Sales		Purchases	Sales

Conservative Strategy Fund	$134,046,961	$129,095,738	2030 Strategy Fund	$73,073,158	$60,629,278
Moderate Strategy Fund	167,105,044	173,066,595	2035 Strategy Fund	13,709,805	9,678,721
Balanced Strategy Fund	390,637,091	646,788,952	2040 Strategy Fund	44,925,732	38,710,066
Growth Strategy Fund	223,217,686	549,650,349	2045 Strategy Fund	8,792,998	10,479,499
Equity Growth Strategy Fund	92,516,297	261,315,348	2050 Strategy Fund	13,897,353	23,733,938
2015 Strategy Fund	29,700,990	13,133,208	2055 Strategy Fund	1,164,841	182,790
2020 Strategy Fund	86,074,026	66,094,248	In Retirement Fund	105,355,305	29,268,418
2025 Strategy Fund	26,483,804	13,122,486

144	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2011

4.	Related Party Transactions, Fees and Expenses

Adviser, Administrator and Transfer and Dividend Disbursing Agent

RIMCo advises the Funds and Russell Fund Services Company (“RFSC”) is the Funds’ administrator. RFSC is a wholly-owned subsidiary of RIMCo. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides ongoing money manager research and trade placement services to RIC and RIMCo.

With respect to the Target Portfolio Funds, the advisory fee of 0.20% and administrative fee of 0.05% are based upon the average daily net assets of the Funds and are payable monthly. The following shows the total amount of each of these fees paid by the Funds for the period ended October 31, 2011.

	Advisory	Administrative

Conservative Strategy Fund	$1,363,409	$340,852
Moderate Strategy Fund	2,232,259	558,065
Balanced Strategy Fund	8,954,703	2,224,058
Growth Strategy Fund	5,973,047	1,491,077
Equity Growth Strategy Fund	2,695,645	673,911

RFSC serves as the Transfer and Dividend Disbursing Agent for the Investment Company. For this service, RFSC is paid a fee based upon the average daily net assets of the Funds for transfer agency and dividend disbursing services. RFSC retains a portion of this fee for its services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. Total fees for the Target Portfolio Funds presented herein for the period ended October 31, 2011, were as follows:

Amount

Conservative Strategy Fund	$1,227,068
Moderate Strategy Fund	2,009,033
Balanced Strategy Fund	8,059,232
Growth Strategy Fund	5,375,342
Equity Growth Strategy Fund	2,426,080
Effective October 1, 2010, the Target Date Funds’ Advisory, Administrative and Transfer Agency contracts have been amended to reduce the fees payable under each contract to 0.00% and RIMCo has agreed to assume the responsibility of payment for all operating expenses other than Rule 12b-1 distribution fees, shareholder services fees, the expenses of other investment companies in which the Funds invest which are borne indirectly by the Funds or extraordinary expenses.

Waivers and Reimbursements

Target Portfolio Funds

For each Fund individually, RFSC has contractually agreed to waive, until February 29, 2012, its transfer agency fees for Class R1, R2 and R3 Shares.

RIMCo has contractually agreed, until February 29, 2012, to waive up to the full amount of its 0.20% advisory fee and then reimburse each Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceeded 0.12% of the average daily net assets of the Fund on an annual basis. Direct Fund-level operating expenses do not include transfer agency fees, Rule 12b-1 distribution fees, shareholder servicing fees, extraordinary expenses or the expenses of other investment companies in which the Funds invest which are borne indirectly by the Funds. These waivers and reimbursements may not be terminated during the relevant period except with Board approval.

As of October 31, 2011, RIMCo and RFSC waived/reimbursed the following expenses:

	RIMCo Waiver	RFSC Waiver	Total

Conservative Strategy Fund	$1,275,358	$434,377	$1,709,735
Moderate Strategy Fund	1,988,535	622,765	2,611,300
Balanced Strategy Fund	7,363,090	1,981,426	9,344,516
Growth Strategy Fund	5,265,408	1,454,792	6,720,200
Equity Growth Strategy Fund	2,545,386	688,912	3,234,298

Distributor and Shareholder Servicing

Russell Financial Services, Inc. (the “Distributor”), a wholly owned subsidiary of RIMCo, is the distributor for the Investment Company, pursuant to a distribution agreement with the Investment Company.

Notes to Financial Statements	145

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2011

The Investment Company has a distribution plan pursuant to Rule 12b-1 (the “Plan”) under the Investment Company Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor or any selling agents, as defined in the Plan for sales support services provided, and related expenses incurred which are primarily intended to result in the sale of the Class A, Class C and Class R3 shares subject to the Plan. The 12b-1 distribution payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class A or Class R3 shares or 0.75% of the average daily net assets of a Fund’s Class C shares on an annual basis.

In addition, the Investment Company has adopted a Shareholder Services Plan (the “Services Plan”) under which the Funds may make payments to the Distributor or any servicing agent for any activities or expenses primarily intended to assist, support or service the servicing agents’ clients who beneficially own Class C, Class E, Class R2 and Class R3 shares of the Funds. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class C, Class E, Class R2 and Class R3 shares on an annual basis.

Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A, Class C, Class E, Class R2 and Class R3 Shares of the Funds may not exceed 7.25%, 6.25%, 6.25%, 6.25% and 6.25%, respectively, of total gross sales, subject to certain exclusions. These limitations are imposed at the class level on each class of shares of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Class A, Class C, Class E, Class R2 and Class R3 Shares may pay more than the economic equivalent of the maximum sales charges permitted by FINRA.

For the period ended October 31, 2011, the Distributor retained the following amounts in sales charges:

Contingent Deferred Sales Charges	Class A Shares

Conservative Strategy Fund	$19
Moderate Strategy Fund	9,308
Balanced Strategy Fund	3,521
Growth Strategy Fund	864

	Aggregate Font-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor

Conservative Strategy Fund	$557,725	$93,421
Moderate Strategy Fund	868,366	150,800
Balanced Strategy Fund	3,813,800	631,944
Growth Strategy Fund	3,113,086	507,919
Equity Growth Strategy Fund	818,853	129,362
2020 Strategy Fund	884	195
2030 Strategy Fund	276	37
2040 Strategy Fund	465	60

Accrued Fees Payable to Affiliates

Accrued fees payable to affiliates for the period ended October 31, 2011 were as follows:

	Conservative Strategy Fund	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund

Advisory fees	$14,050	$29,798	$85,021	$28,488	$—
Administration fees	28,903	44,508	168,764	110,023	48,874
Distribution fees	184,797	284,480	1,211,355	750,195	391,021
Shareholder servicing fees	98,337	141,981	506,481	332,992	148,145
Transfer agent fees	71,845	116,527	479,533	298,873	131,663
Trustee fees	3,750	5,910	23,978	16,110	7,394

	$401,682	$623,204	$2,475,132	$1,536,681	$727,097

146	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2011

	2015 Strategy Fund	2020 Strategy Fund	2025 Strategy Fund	2030 Strategy Fund	2035 Strategy Fund

Distribution fees	$2,950	$19,438	$3,198	$14,844	$1,888
Shareholder servicing fees	4,479	30,403	4,864	23,657	2,859

	$7,429	$49,841	$8,062	$38,501	$4,747

	2040 Strategy Fund	2045 Strategy Fund	2050 Strategy Fund	2055 Strategy Fund	In Retirement Fund
Distribution fees	$11,245	$706	$943	$82	$8,178
Shareholder servicing fees	18,804	1,248	1,452	235	12,327

	$30,049	$1,954	$2,395	$317	$20,505

Board of Trustees

The Russell Fund Complex consists of RIC, which has 40 Funds, and Russell Investment Funds (“RIF”), which has 10 Funds. Each of the Trustees is a Trustee of both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $75,000 per year, $6,500 for each regularly scheduled meeting attended in person, $2,500 for each special meeting and the Annual 38a-1 meeting attended in person, and $2,500 for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $1,000 fee for attending regularly scheduled and special meetings by phone instead of receiving the full fee had the member attended in person (except for telephonic meetings called pursuant to the Funds’ valuation and pricing procedures) and a $500 fee for attending committee meetings by phone instead of receiving the full fee had the member attended in person. Trustees’ out of pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $15,000 per year and the Nominating and Governance Committee chair is paid a fee of $6,000 per year. The chairman of the Board receives additional annual compensation of $75,000.

Transactions with Affiliated Companies (amounts in thousands)

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or which the Fund controls, is controlled by or is under common control. Transactions during the period ended October 31, 2011 with Underlying Funds which are, or were, an affiliated company are as follows:

	Market Value	Purchases Cost	Sales Cost	Realized Gain (Loss)	Income Distributions	Capital Gains Distributions

Conservative Strategy Fund
Russell U.S. Core Equity Fund	$21,079	$9,382	$9,505	$631	$221	$—
Russell U.S. Quantitative Equity Fund	21,044	6,494	7,730	820	248	—
Russell International Developed Markets Fund	34,873	15,716	14,080	(551)	554	—
Russell Global Equity Fund	35,009	13,354	14,052	(440)	209	—
Russell Global Opportunistic Credit Fund	13,954	1,845	2,199	22	134	—
Russell Strategic Bond Fund	261,175	37,338	34,506	(112)	15,065	—
Russell Investment Grade Bond Fund	137,589	19,031	17,909	(271)	6,963	1,107
Russell Short Duration Bond Fund	123,368	13,269	13,168	(5)	2,720	—
Russell Commodity Strategies Fund	13,872	6,778	5,589	281	1,679	—
Russell Global Infrastructure Fund	13,879	4,875	4,624	107	468	18
Russell Global Real Estate Securities Fund	14,191	5,965	4,928	324	381	—

	$690,033	$134,047	$128,290	$806	$28,642	$1,125

Moderate Strategy Fund
Russell U.S. Core Equity Fund	$56,780	$14,813	$14,620	$169	$615	$—
Russell U.S. Quantitative Equity Fund	65,605	6,553	13,606	(180)	806	—
Russell U.S. Small & Mid Cap Fund	21,701	3,595	5,599	(17)	137	—
Russell International Developed Markets Fund	95,301	18,556	15,529	(253)	1,592	—
Russell Global Equity Fund	85,571	11,921	15,626	(1,000)	541	—
Russell Emerging Markets Fund	31,939	7,847	5,305	136	703	—
Russell Global Opportunistic Credit Fund	21,910	1,197	1,818	40	213	—
Russell Strategic Bond Fund	384,523	52,310	53,456	187	22,968	—
Russell Investment Grade Bond Fund	214,529	30,124	30,436	106	11,227	1,749
Russell Commodity Strategies Fund	31,699	8,604	6,822	439	4,101	—
Russell Global Infrastructure Fund	32,289	5,034	4,770	271	1,135	43
Russell Global Real Estate Securities Fund	32,508	6,551	5,270	312	925	—

	$1,074,355	$167,105	$172,857	$210	$44,963	$1,792

Notes to Financial Statements	147

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2011

	Market Value	Purchases Cost	Sales Cost	Realized Gain (Loss)	Income Distributions	Capital Gains Distributions

Balanced Strategy Fund
Russell U.S. Core Equity Fund	$436,922	$64,998	$98,945	$(5,854)	$4,849	$—
Russell U.S. Quantitative Equity Fund	383,532	12,795	78,287	(5,442)	4,866	—
Russell U.S. Small & Mid Cap Fund	167,712	10,518	40,994	(4,996)	1,115	—
Russell International Developed Markets Fund	613,187	49,026	59,925	(3,524)	10,862	—
Russell Global Equity Fund	415,492	19,060	57,454	(4,205)	2,762	—
Russell Emerging Markets Fund	164,097	23,105	17,045	788	3,822	—
Russell Global Opportunistic Credit Fund	127,430	4,363	14,853	294	1,300	—
Russell Strategic Bond Fund	1,446,621	153,319	238,632	820	90,215	—
Russell Commodity Strategies Fund	163,416	31,266	31,058	2,102	22,350	—
Russell Global Infrastructure Fund	125,861	9,449	14,573	789	4,568	178
Russell Global Real Estate Securities Fund	126,182	12,738	12,343	1,908	3,689	—

	$4,170,452	$390,637	$664,109	$(17,320)	$150,398	$178

Growth Strategy Fund
Russell U.S. Core Equity Fund	$329,023	$53,742	$107,268	$(7,090)	$3,872	$—
Russell U.S. Quantitative Equity Fund	299,632	9,230	81,271	(6,136)	3,971	—
Russell U.S. Small & Mid Cap Fund	163,172	7,919	46,256	(5,929)	1,110	—
Russell International Developed Markets Fund	506,414	27,093	60,379	(8,206)	9,243	—
Russell Global Equity Fund	377,648	10,692	62,586	(4,337)	2,588	—
Russell Emerging Markets Fund	131,350	15,658	17,821	826	3,210	—
Russell Global Opportunistic Credit Fund	107,978	4,627	20,716	405	1,169	—
Russell Strategic Bond Fund	385,452	48,530	106,177	832	25,369	—
Russell Commodity Strategies Fund	155,573	29,847	39,550	3,275	22,392	—
Russell Global Infrastructure Fund	107,234	7,174	17,998	659	4,069	160
Russell Global Real Estate Securities Fund	108,371	8,706	14,543	786	3,294	—

	$2,671,847	$223,218	$574,565	$(24,915)	$80,287	$160

Equity Growth Strategy Fund
Russell U.S. Core Equity Fund	$179,882	$7,233	$43,421	$(1,604)	$2,065	$—
Russell U.S. Quantitative Equity Fund	167,984	5,971	52,630	(4,411)	2,273	—
Russell U.S. Small & Mid Cap Fund	84,776	5,203	26,780	(3,123)	591	—
Russell International Developed Markets Fund	272,937	21,185	45,035	(4,576)	5,191	—
Russell Global Equity Fund	167,454	5,318	32,086	(1,683)	1,195	—
Russell Emerging Markets Fund	84,278	11,860	12,939	291	2,082	—
Russell Global Opportunistic Credit Fund	59,670	6,522	16,797	249	679	—
Russell Commodity Strategies Fund	70,028	17,008	21,625	1,599	10,319	—
Russell Global Infrastructure Fund	47,249	4,633	10,717	310	1,841	75
Russell Global Real Estate Securities Fund	60,571	7,583	11,891	342	1,863	—

	$1,194,829	$92,516	$273,921	$(12,606)	$28,099	$75

2015 Strategy Fund
Russell U.S. Core Equity Fund	$4,019	$1,932	$1,146	$9	$38	$—
Russell U.S. Quantitative Equity Fund	4,020	1,799	1,201	19	44	—
Russell U.S. Small & Mid Cap Fund	1,748	952	582	9	8	—
Russell International Developed Markets Fund	5,162	2,793	1,202	(4)	67	—
Russell Global Equity Fund	3,444	1,658	763	1	17	—
Russell Emerging Markets Fund	1,162	715	318	(3)	20	—
Russell Strategic Bond Fund	22,965	11,401	4,707	(49)	1,111	—
Russell Investment Grade Bond Fund	11,481	6,451	2,384	(38)	455	63
Russell Commodity Strategies Fund	1,722	1,099	551	4	168	—
Russell Global Real Estate Securities Fund	1,750	901	330	1	43	—

	$57,473	$29,701	$13,184	$(51)	$1,971	$63

148	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2011

	Market Value	Purchases Cost	Sales Cost	Realized Gain (Loss)	Income Distributions	Capital Gains Distributions

2020 Strategy Fund
Russell U.S. Core Equity Fund	$26,446	$6,166	$6,174	$(36)	$276	$—
Russell U.S. Quantitative Equity Fund	26,494	4,947	6,349	(53)	323	—
Russell U.S. Small & Mid Cap Fund	9,784	2,628	2,582	40	58	—
Russell International Developed Markets Fund	31,142	10,288	7,896	(610)	517	—
Russell Global Equity Fund	19,146	5,026	4,263	(117)	116	—
Russell Emerging Markets Fund	6,825	2,674	1,731	(1)	147	—
Russell Strategic Bond Fund	106,728	34,188	26,406	(30)	6,299	—
Russell Investment Grade Bond Fund	26,705	13,316	6,654	(12)	1,215	169
Russell Commodity Strategies Fund	9,300	4,095	3,064	80	1,171	—
Russell Global Real Estate Securities Fund	8,298	2,746	1,644	70	232	—

	$270,868	$86,074	$66,763	$(669)	$10,354	$169

2025 Strategy Fund
Russell U.S. Core Equity Fund	$6,722	$2,698	$1,458	$17	$64	$—
Russell U.S. Quantitative Equity Fund	6,618	2,367	1,382	57	73	—
Russell U.S. Small & Mid Cap Fund	2,315	985	648	21	12	—
Russell International Developed Markets Fund	7,855	4,155	1,921	27	107	—
Russell Global Equity Fund	4,411	1,955	956	12	22	—
Russell Emerging Markets Fund	1,683	980	463	(6)	31	—
Russell Strategic Bond Fund	18,906	11,098	4,982	(32)	928	—
Russell Commodity Strategies Fund	2,311	1,375	765	9	244	—
Russell Global Real Estate Securities Fund	1,684	871	438	4	44	—

	$52,505	$26,484	$13,013	$109	$1,525	$—

2030 Strategy Fund
Russell U.S. Core Equity Fund	$35,774	$7,970	$8,725	$(100)	$377	$—
Russell U.S. Quantitative Equity Fund	33,960	6,197	9,196	25	422	—
Russell U.S. Small & Mid Cap Fund	13,423	3,507	3,716	60	80	—
Russell International Developed Markets Fund	41,414	13,709	10,849	(635)	693	—
Russell Global Equity Fund	22,237	5,649	5,893	(220)	141	—
Russell Emerging Markets Fund	8,918	3,739	2,664	(21)	197	—
Russell Strategic Bond Fund	35,755	22,844	12,773	37	1,875	—
Russell Commodity Strategies Fund	12,627	6,170	4,482	85	1,540	—
Russell Global Real Estate Securities Fund	9,321	3,288	3,113	(13)	269	—

	$213,429	$73,073	$61,411	$(782)	$5,594	$—

2035 Strategy Fund
Russell U.S. Core Equity Fund	$4,340	$2,187	$1,573	$42	$42	$—
Russell U.S. Quantitative Equity Fund	4,230	1,932	1,497	105	48	—
Russell U.S. Small & Mid Cap Fund	1,586	854	652	24	8	—
Russell International Developed Markets Fund	5,005	3,053	1,904	31	69	—
Russell Global Equity Fund	2,754	1,447	983	26	14	—
Russell Emerging Markets Fund	1,096	712	415	2	20	—
Russell Strategic Bond Fund	2,470	1,767	1,266	2	130	—
Russell Commodity Strategies Fund	1,467	1,067	703	14	152	—
Russell Global Real Estate Securities Fund	1,222	691	426	14	33	—

	$24,170	$13,710	$9,419	$260	$516	$—

2040 Strategy Fund
Russell U.S. Core Equity Fund	$29,637	$5,740	$5,761	$(96)	$312	$—
Russell U.S. Quantitative Equity Fund	28,843	4,416	5,900	65	357	—
Russell U.S. Small & Mid Cap Fund	10,854	2,399	2,511	64	64	—
Russell International Developed Markets Fund	34,205	10,561	7,958	(861)	557	—
Russell Global Equity Fund	18,829	4,284	3,847	(194)	114	—
Russell Emerging Markets Fund	7,504	3,066	1,950	(43)	159	—
Russell Strategic Bond Fund	16,188	7,386	6,643	10	984	—
Russell Commodity Strategies Fund	9,787	4,384	3,215	89	1,203	—
Russell Global Real Estate Securities Fund	8,378	2,690	1,818	73	240	—

	$164,225	$44,926	$39,603	$(893)	$3,990	$—

Notes to Financial Statements	149

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Notes to Financial Statements, continued — October 31, 2011

	Market Value	Purchases Cost	Sales Cost	Realized Gain (Loss)	Income Distributions	Capital Gains Distributions

2045 Strategy Fund
Russell U.S. Core Equity Fund	$1,791	$1,454	$1,710	$127	$20	$—
Russell U.S. Quantitative Equity Fund	1,745	1,291	1,608	175	23	—
Russell U.S. Small & Mid Cap Fund	653	539	636	68	4	—
Russell International Developed Markets Fund	2,067	1,929	2,105	55	39	—
Russell Global Equity Fund	1,137	948	1,083	78	8	—
Russell Emerging Markets Fund	455	444	447	15	11	—
Russell Strategic Bond Fund	1,019	1,059	1,135	10	68	—
Russell Commodity Strategies Fund	606	677	681	27	85	—
Russell Global Real Estate Securities Fund	504	452	477	42	16	—

	$9,977	$8,793	$9,882	$597	$274	$—

2050 Strategy Fund
Russell U.S. Core Equity Fund	$2,367	$2,215	$3,543	$587	$33	$—
Russell U.S. Quantitative Equity Fund	2,307	1,992	3,358	691	39	—
Russell U.S. Small & Mid Cap Fund	855	763	1,205	318	9	—
Russell International Developed Markets Fund	2,726	3,093	4,601	347	75	—
Russell Global Equity Fund	1,501	1,457	2,358	269	15	—
Russell Emerging Markets Fund	591	709	969	97	21	—
Russell Strategic Bond Fund	1,361	1,889	2,634	44	120	—
Russell Commodity Strategies Fund	802	1,070	1,434	105	161	—
Russell Global Real Estate Securities Fund	660	709	970	204	27	—

	$13,170	$13,897	$21,072	$2,662	$500	$—

2055 Strategy Fund
Russell U.S. Core Equity Fund	$179	$208	$32	$—	$—	$—
Russell U.S. Quantitative Equity Fund	175	200	31	—	1	—
Russell U.S. Small & Mid Cap Fund	65	76	12	—	—	—
Russell International Developed Markets Fund	206	246	39	1	—	—
Russell Global Equity Fund	113	133	20	1	—	—
Russell Emerging Markets Fund	45	53	8	—	—	—
Russell Strategic Bond Fund	102	119	19	—	1	—
Russell Commodity Strategies Fund	60	72	11	—	—	—
Russell Global Real Estate Securities Fund	51	58	9	—	—	—

	$996	$1,165	$181	$2	$2	$—

In Retirement Fund
Russell U.S. Core Equity Fund	$4,955	$5,479	$1,947	$(54)	$36	$—
Russell U.S. Quantitative Equity Fund	5,321	5,907	2,147	11	43	—
Russell U.S. Small & Mid Cap Fund	1,668	1,900	741	(12)	1	—
Russell International Developed Markets Fund	6,368	7,949	2,452	(42)	8	—
Russell Global Equity Fund	5,117	6,230	1,904	(9)	2	—
Russell Emerging Markets Fund	1,112	1,270	482	6	2	—
Russell Strategic Bond Fund	36,195	40,980	10,371	184	993	—
Russell Investment Grade Bond Fund	18,088	21,689	5,312	82	411	11
Russell Commodity Strategies Fund	2,387	3,028	862	9	22	—
Russell Global Real Estate Securities Fund	2,417	2,484	902	12	55	—
Russell Short Duration Bond Fund	7,211	8,439	1,956	5	115	—

	$90,839	$105,355	$29,076	$192	$1,688	$11

5.	Federal Income Taxes

At October 31, 2011, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

	10/31/2016	10/31/2017	10/31/2018	10/31/2019	Totals

Conservative Strategy Fund	$—	$5,309,477	$450,050	$—	$5,759,527
Moderate Strategy Fund	—	21,426,114	31,180,936	—	52,607,050
Balanced Strategy Fund	—	172,806,304	211,037,263	17,026,526	400,870,093
Growth Strategy Fund	—	155,925,848	268,001,981	25,244,054	449,171,883

150	Notes to Financial Statements

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Notes to Financial Statements, continued — October 31, 2011

	10/31/2016	10/31/2017	10/31/2018	10/31/2019	Totals

Equity Growth Fund	$—	$103,749,875	$171,652,158	$19,352,964	$294,754,997
2020 Strategy Fund	877,647	514,172	3,417,191	273,277	5,082,287
2030 Strategy Fund	2,808,872	363,900	4,196,075	1,098,253	8,467,100
2040 Strategy Fund	1,932,184	213,749	3,055,821	629,168	5,830,922
In Retirement Fund	—	—	926,944	—	926,944

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At October 31, 2011, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

	Conservative Strategy Fund	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund

Cost of Investments	$651,055,814	$1,020,282,411	$4,052,171,262	$2,633,707,429	$1,228,509,063

Unrealized Appreciation	$38,977,657	$54,222,261	$158,359,103	$86,658,918	$149,718,788
Unrealized Depreciation	—	(149,903)	(40,078,033)	(48,519,640)	(183,398,646)

Net Unrealized Appreciation (Depreciation)	$38,977,657	$54,072,358	$118,281,070	$38,139,278	$(33,679,858)

Undistributed Ordinary Income	$—	$—	$—	$—	$555,311
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$(5,759,527)	$(52,607,050)	$(400,870,093)	$(449,171,883)	$(294,754,997)
Tax Composition of Distributions
Ordinary Income	$23,789,549	$37,127,164	$117,659,475	$58,868,440	$17,844,231
Tax-Exempt Income	$—	$—	$—	$—	$—
Long-Term Capital Gains	$—	$—	$—	$—	$—
Distributions in Excess	$7,882	$4,802	$43,476	$180,238	$—
Tax Return of Capital	$—	$—	$—	$—	$—

	2015 Strategy Fund	2020 Strategy Fund	2025 Strategy Fund	2030 Strategy Fund	2035 Strategy Fund

Cost of Investments	$53,513,483	$250,846,301	$48,211,734	$196,859,672	$21,751,669

Unrealized Appreciation	$3,959,815	$20,781,115	$4,293,250	$18,360,446	$2,417,867
Unrealized Depreciation	—	(759,268)	—	(1,791,455)	—

Net Unrealized Appreciation (Depreciation)	$3,959,815	$20,021,847	$4,293,250	$16,568,991	$2,417,867

Undistributed Ordinary Income	$68,169	$—	$98,770	$—	$50,795
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$74,044	$(5,082,288)	$57,439	$(8,467,099)	$79,696
Tax Composition of Distributions
Ordinary Income	$2,013,570	$9,723,069	$1,431,915	$5,088,212	$458,160
Tax-Exempt Income	$—	$—	$—	$—	$—
Long-Term Capital Gains	$7,390	$—	$3,088	$—	$—
Distributions in Excess	$—	$695	$—	$1,147	$—
Tax Return of Capital	$—	$—	$—	$—	$—

	2040 Strategy Fund	2045 Strategy Fund	2050 Strategy Fund	2055 Strategy Fund	In Retirement Fund

Cost of Investments	$149,452,193	$8,683,239	$10,290,167	$983,668	$83,142,471

Unrealized Appreciation	$15,604,800	$1,294,120	$2,879,844	$16,166	$7,696,541
Unrealized Depreciation	(832,154)	—	—	(3,600)	—

Net Unrealized Appreciation (Depreciation)	$14,772,646	$1,294,120	$2,879,844	$12,566	$7,696,541

Undistributed Ordinary Income	$—	$141,466	$371,425	$2,545	$100
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$(5,830,922)	$326,448	$2,181,879	$—	$326,594

Notes to Financial Statements	151

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Notes to Financial Statements, continued — October 31, 2011

	2040 Strategy Fund	2045 Strategy Fund	2050 Strategy Fund	2055 Strategy Fund	In Retirement Fund

Tax Composition of Distributions
Ordinary Income	$3,590,554	$245,550	$485,802	$1,395	$1,540,830
Tax-Exempt Income	$—	$—	$—	$—	$—
Long-Term Capital Gains	$—	$—	$1,160	$—	$4,022
Distributions in Excess	$1,526	$—	$—	$—	$—
Tax Return of Capital	$—	$—	$—	$—	$—

6.	Fund Share Transactions (amounts in thousands)

Share transactions for the periods ended October 31, 2011 and October 31, 2010 were as follows:

	2011		2010
Conservative Strategy Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	3,568	$37,644	4,382	$44,753
Proceeds from reinvestment of distributions	316	3,296	215	2,183
Payments for shares redeemed	(3,079)	(32,644)	(2,507)	(25,478)

Net increase (decrease)	805	8,296	2,090	21,458

Class C
Proceeds from shares sold	6,471	67,991	8,010	81,295
Proceeds from reinvestment of distributions	465	4,810	268	2,694
Payments for shares redeemed	(4,952)	(51,997)	(3,891)	(39,561)

Net increase (decrease)	1,984	20,804	4,387	44,428

Class E
Proceeds from shares sold	1,770	18,817	3,009	30,738
Proceeds from reinvestment of distributions	257	2,679	228	2,317
Payments for shares redeemed	(6,344)	(67,852)	(2,795)	(28,632)

Net increase (decrease)	(4,317)	(46,356)	442	4,423

Class R1
Proceeds from shares sold	2,356	25,268	1,176	12,374
Proceeds from reinvestment of distributions	79	825	28	286
Payments for shares redeemed	(1,352)	(14,474)	(309)	(3,174)

Net increase (decrease)	1,083	11,619	895	9,486

Class R2
Proceeds from shares sold	4,100	43,838	476	4,896
Proceeds from reinvestment of distributions	67	701	17	171
Payments for shares redeemed	(1,133)	(12,021)	(170)	(1,724)

Net increase (decrease)	3,034	32,518	323	3,343

Class R3
Proceeds from shares sold	3,490	37,179	5,044	51,899
Proceeds from reinvestment of distributions	681	7,132	471	4,789
Payments for shares redeemed	(6,316)	(67,226)	(3,855)	(39,662)

Net increase (decrease)	(2,145)	(22,915)	1,660	17,026

152	Notes to Financial Statements

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LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2011

	2011		2010
Conservative Strategy Fund	Shares	Dollars	Shares	Dollars

Class S
Proceeds from shares sold	5,717	60,582	5,438	55,704
Proceeds from reinvestment of distributions	314	3,292	239	2,445
Payments for shares redeemed	(5,990)	(63,757)	(3,892)	(40,664)

Net increase (decrease)	41	117	1,785	17,485

Total increase (decrease)	485	$4,083	11,582	$117,649

	2011		2010
Moderate Strategy Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	3,853	$41,208	5,936	$59,867
Proceeds from reinvestment of distributions	655	6,858	458	4,555
Payments for shares redeemed	(5,429)	(58,045)	(4,905)	(49,273)

Net increase (decrease)	(921)	(9,979)	1,489	15,149

Class C
Proceeds from shares sold	8,017	85,034	7,779	77,564
Proceeds from reinvestment of distributions	702	7,321	418	4,114
Payments for shares redeemed	(6,610)	(69,983)	(6,053)	(60,630)

Net increase (decrease)	2,109	22,372	2,144	21,048

Class E
Proceeds from shares sold	2,098	22,473	2,591	26,081
Proceeds from reinvestment of distributions	446	4,672	398	3,963
Payments for shares redeemed	(10,186)	(110,154)	(4,203)	(42,488)

Net increase (decrease)	(7,642)	(83,009)	(1,214)	(12,444)

Class R1
Proceeds from shares sold	2,257	24,181	1,585	16,590
Proceeds from reinvestment of distributions	123	1,294	47	474
Payments for shares redeemed	(843)	(8,921)	(451)	(4,577)

Net increase (decrease)	1,537	16,554	1,181	12,487

Class R2
Proceeds from shares sold	6,503	70,514	339	3,420
Proceeds from reinvestment of distributions	83	875	15	156
Payments for shares redeemed	(1,502)	(15,984)	(279)	(2,762)

Net increase (decrease)	5,084	55,405	75	814

Class R3
Proceeds from shares sold	3,116	33,395	3,767	38,041
Proceeds from reinvestment of distributions	909	9,570	642	6,395
Payments for shares redeemed	(7,368)	(78,813)	(6,392)	(64,213)

Net increase (decrease)	(3,343)	(35,848)	(1,983)	(19,777)

Class S
Proceeds from shares sold	11,075	117,814	7,911	79,803
Proceeds from reinvestment of distributions	454	4,777	342	3,419
Payments for shares redeemed	(8,829)	(94,515)	(8,692)	(89,180)

Net increase (decrease)	2,700	28,076	(439)	(5,958)

Total increase (decrease)	(476)	$(6,429)	1,253	$11,319

Notes to Financial Statements	153

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LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2011

	2011		2010
Balanced Strategy Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	16,520	$173,437	15,728	$151,941
Proceeds from reinvestment of distributions	2,791	28,826	2,376	22,745
Payments for shares redeemed	(21,546)	(225,371)	(23,635)	(228,376)

Net increase (decrease)	(2,235)	(23,108)	(5,531)	(53,690)

Class C
Proceeds from shares sold	23,056	240,138	23,879	229,250
Proceeds from reinvestment of distributions	2,671	27,459	1,916	18,072
Payments for shares redeemed	(28,273)	(293,836)	(29,209)	(280,530)

Net increase (decrease)	(2,546)	(26,239)	(3,414)	(33,208)

Class E
Proceeds from shares sold	5,004	52,771	8,116	78,522
Proceeds from reinvestment of distributions	1,177	12,182	1,224	11,741
Payments for shares redeemed	(40,626)	(435,394)	(13,398)	(130,190)

Net increase (decrease)	(34,445)	(370,441)	(4,058)	(39,927)

Class R1
Proceeds from shares sold	11,854	126,370	5,881	59,819
Proceeds from reinvestment of distributions	428	4,455	171	1,653
Payments for shares redeemed	(2,984)	(31,230)	(1,439)	(13,946)

Net increase (decrease)	9,298	99,595	4,613	47,526

Class R2
Proceeds from shares sold	25,631	275,253	969	9,384
Proceeds from reinvestment of distributions	252	2,604	65	623
Payments for shares redeemed	(4,412)	(45,702)	(1,087)	(10,369)

Net increase (decrease)	21,471	232,155	(53)	(362)

Class R3
Proceeds from shares sold	6,379	67,111	8,213	79,769
Proceeds from reinvestment of distributions	2,121	21,968	1,760	16,854
Payments for shares redeemed	(21,400)	(224,848)	(19,417)	(187,820)

Net increase (decrease)	(12,900)	(135,769)	(9,444)	(91,197)

Class S
Proceeds from shares sold	17,511	184,752	14,548	141,888
Proceeds from reinvestment of distributions	1,530	15,924	1,356	13,101
Payments for shares redeemed	(21,768)	(229,776)	(19,291)	(189,960)

Net increase (decrease)	(2,727)	(29,100)	(3,387)	(34,971)

Total increase (decrease)	(24,084)	$(252,907)	(21,274)	$(205,829)

154	Notes to Financial Statements

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LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2011

	2011		2010
Growth Strategy Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	9,833	$97,876	8,808	$79,521
Proceeds from reinvestment of distributions	1,572	15,511	1,350	11,980
Payments for shares redeemed	(16,467)	(163,300)	(16,742)	(150,232)

Net increase (decrease)	(5,062)	(49,913)	(6,584)	(58,731)

Class C
Proceeds from shares sold	12,921	127,473	12,086	107,875
Proceeds from reinvestment of distributions	1,387	13,466	956	8,416
Payments for shares redeemed	(19,217)	(188,538)	(20,865)	(185,575)

Net increase (decrease)	(4,909)	(47,599)	(7,823)	(69,284)

Class E
Proceeds from shares sold	3,516	35,358	5,031	45,365
Proceeds from reinvestment of distributions	769	7,575	720	6,406
Payments for shares redeemed	(32,673)	(333,840)	(9,738)	(87,321)

Net increase (decrease)	(28,388)	(290,907)	(3,987)	(35,550)

Class R1
Proceeds from shares sold	7,515	76,499	6,026	57,861
Proceeds from reinvestment of distributions	186	1,868	53	480
Payments for shares redeemed	(3,274)	(31,714)	(1,357)	(12,395)

Net increase (decrease)	4,427	46,653	4,722	45,946

Class R2
Proceeds from shares sold	21,632	222,569	854	7,795
Proceeds from reinvestment of distributions	107	1,079	33	291
Payments for shares redeemed	(3,630)	(35,334)	(464)	(4,145)

Net increase (decrease)	18,109	188,314	423	3,941

Class R3
Proceeds from shares sold	5,035	50,350	5,379	48,399
Proceeds from reinvestment of distributions	1,219	12,052	984	8,770
Payments for shares redeemed	(17,691)	(176,279)	(13,786)	(123,987)

Net increase (decrease)	(11,437)	(113,877)	(7,423)	(66,818)

Class S
Proceeds from shares sold	8,402	84,266	11,541	105,984
Proceeds from reinvestment of distributions	618	6,158	609	5,460
Payments for shares redeemed	(14,737)	(148,557)	(15,850)	(145,302)

Net increase (decrease)	(5,717)	(58,133)	(3,700)	(33,858)

Total increase (decrease)	(32,977)	$(325,462)	(24,372)	$(214,354)

Notes to Financial Statements	155

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LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2011

	2011		2010
Equity Growth Strategy Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	3,141	$29,448	3,451	$28,662
Proceeds from reinvestment of distributions	333	3,086	340	2,826
Payments for shares redeemed	(6,684)	(62,622)	(7,008)	(58,646)

Net increase (decrease)	(3,210)	(30,088)	(3,217)	(27,158)

Class C
Proceeds from shares sold	6,086	52,178	6,165	48,178
Proceeds from reinvestment of distributions	541	4,639	540	4,173
Payments for shares redeemed	(11,248)	(96,983)	(12,849)	(99,599)

Net increase (decrease)	(4,621)	(40,166)	(6,144)	(47,248)

Class E
Proceeds from shares sold	2,117	19,341	2,860	23,600
Proceeds from reinvestment of distributions	235	2,135	251	2,042
Payments for shares redeemed	(15,320)	(144,404)	(7,129)	(58,172)

Net increase (decrease)	(12,968)	(122,928)	(4,018)	(32,530)

Class R1
Proceeds from shares sold	2,795	26,161	3,196	28,375
Proceeds from reinvestment of distributions	59	544	24	201
Payments for shares redeemed	(1,246)	(11,464)	(808)	(6,566)

Net increase (decrease)	1,608	15,241	2,412	22,010

Class R2
Proceeds from shares sold	8,564	81,015	529	4,410
Proceeds from reinvestment of distributions	44	398	29	239
Payments for shares redeemed	(1,517)	(13,783)	(962)	(7,781)

Net increase (decrease)	7,091	67,630	(404)	(3,132)

Class R3
Proceeds from shares sold	2,861	26,111	2,979	24,290
Proceeds from reinvestment of distributions	421	3,796	421	3,407
Payments for shares redeemed	(8,815)	(80,248)	(9,285)	(75,365)

Net increase (decrease)	(5,533)	(50,341)	(5,885)	(47,668)

Class S
Proceeds from shares sold	8,731	81,515	5,676	47,514
Proceeds from reinvestment of distributions	287	2,662	291	2,419
Payments for shares redeemed	(9,967)	(93,071)	(9,834)	(83,718)

Net increase (decrease)	(949)	(8,894)	(3,867)	(33,785)

Total increase (decrease)	(18,582)	$(169,546)	(21,123)	$(169,511)

156	Notes to Financial Statements

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LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2011

	2011		2010
2015 Strategy Fund	Shares	Dollars	Shares	Dollars

Class R1
Proceeds from shares sold	1,825	$18,296	2,473	$23,087
Proceeds from reinvestment of distributions	124	1,228	34	324
Payments for shares redeemed	(737)	(7,391)	(677)	(6,395)

Net increase (decrease)	1,212	12,133	1,830	17,016

Class R2
Proceeds from shares sold	603	6,047	639	6,012
Proceeds from reinvestment of distributions	31	307	15	142
Payments for shares redeemed	(613)	(6,261)	(160)	(1,520)

Net increase (decrease)	21	93	494	4,634

Class R3
Proceeds from shares sold	858	8,585	571	5,404
Proceeds from reinvestment of distributions	49	486	22	209
Payments for shares redeemed	(463)	(4,654)	(235)	(2,216)

Net increase (decrease)	444	4,417	358	3,397

Total increase (decrease)	1,677	$16,643	2,682	$25,047

	2011		2010
2020 Strategy Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	23	$249	102	$1,041
Proceeds from reinvestment of distributions	7	76	4	46
Payments for shares redeemed	(88)	(958)	(25)	(250)

Net increase (decrease)	(58)	(633)	81	837

Class E
Proceeds from shares sold	130	1,397	373	3,715
Proceeds from reinvestment of distributions	42	444	37	363
Payments for shares redeemed	(1,423)	(15,164)	(176)	(1,759)

Net increase (decrease)	(1,251)	(13,323)	234	2,319

Class R1
Proceeds from shares sold	4,377	47,212	4,987	50,207
Proceeds from reinvestment of distributions	356	3,768	161	1,599
Payments for shares redeemed	(2,076)	(22,327)	(1,943)	(19,296)

Net increase (decrease)	2,657	28,653	3,205	32,510

Class R2
Proceeds from shares sold	3,761	40,255	1,996	19,882
Proceeds from reinvestment of distributions	166	1,756	97	962
Payments for shares redeemed	(3,879)	(42,537)	(733)	(7,379)

Net increase (decrease)	48	(526)	1,360	13,465

Class R3
Proceeds from shares sold	3,327	35,849	3,495	34,770
Proceeds from reinvestment of distributions	288	3,035	206	2,032
Payments for shares redeemed	(3,438)	(36,756)	(3,053)	(30,359)

Net increase (decrease)	177	2,128	648	6,443

Class S
Proceeds from shares sold	706	7,553	916	9,149
Proceeds from reinvestment of distributions	60	635	64	634
Payments for shares redeemed	(436)	(4,622)	(1,582)	(16,388)

Net increase (decrease)	330	3,566	(602)	(6,605)

Total increase (decrease)	1,903	$19,865	4,926	$48,969

Notes to Financial Statements	157

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2011

	2011		2010
2025 Strategy Fund	Shares	Dollars	Shares	Dollars

Class R1
Proceeds from shares sold	1,386	$13,480	2,000	$17,354
Proceeds from reinvestment of distributions	83	792	29	252
Payments for shares redeemed	(528)	(5,109)	(441)	(3,864)

Net increase (decrease)	941	9,163	1,588	13,742

Class R2
Proceeds from shares sold	689	6,669	908	7,978
Proceeds from reinvestment of distributions	28	269	17	150
Payments for shares redeemed	(751)	(7,493)	(387)	(3,403)

Net increase (decrease)	(34)	(555)	538	4,725

Class R3
Proceeds from shares sold	960	9,237	775	6,878
Proceeds from reinvestment of distributions	39	374	18	156
Payments for shares redeemed	(496)	(4,852)	(209)	(1,844)

Net increase (decrease)	503	4,759	584	5,190

Total increase (decrease)	1,410	$13,367	2,710	$23,657

	2011		2010
2030 Strategy Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	30	$320	1	$11
Proceeds from reinvestment of distributions	2	16	1	13
Payments for shares redeemed	(10)	(99)	(49)	(454)

Net increase (decrease)	22	237	(47)	(430)

Class E
Proceeds from shares sold	106	1,072	427	3,925
Proceeds from reinvestment of distributions	29	294	25	227
Payments for shares redeemed	(1,529)	(15,636)	(201)	(1,873)

Net increase (decrease)	(1,394)	(14,270)	251	2,279

Class R1
Proceeds from shares sold	3,511	35,887	2,729	25,360
Proceeds from reinvestment of distributions	170	1,706	86	788
Payments for shares redeemed	(1,107)	(11,291)	(1,030)	(9,539)

Net increase (decrease)	2,574	26,302	1,785	16,609

Class R2
Proceeds from shares sold	3,144	32,090	1,885	17,276
Proceeds from reinvestment of distributions	95	955	63	575
Payments for shares redeemed	(3,319)	(35,019)	(724)	(6,728)

Net increase (decrease)	(80)	(1,974)	1,224	11,123

Class R3
Proceeds from shares sold	2,792	28,761	3,290	30,163
Proceeds from reinvestment of distributions	154	1,558	111	1,008
Payments for shares redeemed	(3,045)	(31,262)	(2,637)	(24,177)

Net increase (decrease)	(99)	(943)	764	6,994

Class S
Proceeds from shares sold	769	7,786	1,231	11,309
Proceeds from reinvestment of distributions	53	536	44	405
Payments for shares redeemed	(525)	(5,165)	(1,198)	(11,492)

Net increase (decrease)	297	3,157	77	222

Total increase (decrease)	1,320	$12,509	4,054	$36,797

158	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2011

	2011		2010
2035 Strategy Fund	Shares	Dollars	Shares	Dollars

Class R1
Proceeds from shares sold	662	$6,273	699	$5,825
Proceeds from reinvestment of distributions	20	189	10	90
Payments for shares redeemed	(408)	(3,908)	(158)	(1,297)

Net increase (decrease)	274	2,554	551	4,618

Class R2
Proceeds from shares sold	507	4,808	671	5,675
Proceeds from reinvestment of distributions	13	126	9	73
Payments for shares redeemed	(637)	(6,261)	(239)	(2,024)

Net increase (decrease)	(117)	(1,327)	441	3,724

Class R3
Proceeds from shares sold	545	5,117	444	3,796
Proceeds from reinvestment of distributions	15	143	7	57
Payments for shares redeemed	(255)	(2,452)	(76)	(636)

Net increase (decrease)	305	2,808	375	3,217

Total increase (decrease)	462	$4,035	1,367	$11,559

	2011		2010
2040 Strategy Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	27	$277	6	$58
Proceeds from reinvestment of distributions	2	21	2	14
Payments for shares redeemed	(13)	(136)	(19)	(172)

Net increase (decrease)	16	162	(11)	(100)

Class E
Proceeds from shares sold	113	1,147	1,062	9,752
Proceeds from reinvestment of distributions	31	313	28	252
Payments for shares redeemed	(1,726)	(17,796)	(233)	(2,159)

Net increase (decrease)	(1,582)	(16,336)	857	7,845

Class R1
Proceeds from shares sold	2,421	24,940	2,119	19,495
Proceeds from reinvestment of distributions	104	1,055	55	502
Payments for shares redeemed	(902)	(9,220)	(754)	(6,961)

Net increase (decrease)	1,623	16,775	1,420	13,036

Class R2
Proceeds from shares sold	3,197	33,065	1,340	12,325
Proceeds from reinvestment of distributions	69	706	50	453
Payments for shares redeemed	(3,155)	(33,704)	(479)	(4,432)

Net increase (decrease)	111	67	911	8,346

Class R3
Proceeds from shares sold	2,054	21,212	2,399	21,977
Proceeds from reinvestment of distributions	103	1,044	80	726
Payments for shares redeemed	(2,035)	(21,041)	(2,050)	(18,812)

Net increase (decrease)	122	1,215	429	3,891

Class S
Proceeds from shares sold	979	10,093	969	8,922
Proceeds from reinvestment of distributions	45	451	34	308
Payments for shares redeemed	(605)	(6,136)	(744)	(7,037)

Net increase (decrease)	419	4,408	259	2,193

Total increase (decrease)	709	$6,291	3,865	$35,211

Notes to Financial Statements	159

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2011

	2011		2010
2045 Strategy Fund	Shares	Dollars	Shares	Dollars

Class R1
Proceeds from shares sold	398	$3,758	188	$1,592
Proceeds from reinvestment of distributions	8	69	4	37
Payments for shares redeemed	(246)	(2,405)	(194)	(1,611)

Net increase (decrease)	160	1,422	(2)	18

Class R2
Proceeds from shares sold	415	3,995	547	4,625
Proceeds from reinvestment of distributions	14	130	8	70
Payments for shares redeemed	(872)	(8,639)	(102)	(862)

Net increase (decrease)	(443)	(4,514)	453	3,833

Class R3
Proceeds from shares sold	258	2,418	189	1,614
Proceeds from reinvestment of distributions	5	47	2	16
Payments for shares redeemed	(112)	(1,056)	(44)	(375)

Net increase (decrease)	151	1,409	147	1,255

Total increase (decrease)	(132)	$(1,683)	598	$5,106

	2011		2010
2050 Strategy Fund	Shares	Dollars	Shares	Dollars

Class R1
Proceeds from shares sold	519	$4,958	394	$3,323
Proceeds from reinvestment of distributions	9	90	3	25
Payments for shares redeemed	(156)	(1,531)	(192)	(1,650)

Net increase (decrease)	372	3,517	205	1,698

Class R2
Proceeds from shares sold	605	5,890	794	6,826
Proceeds from reinvestment of distributions	33	312	26	224
Payments for shares redeemed	(2,071)	(20,752)	(242)	(2,084)

Net increase (decrease)	(1,433)	(14,550)	578	4,966

Class R3
Proceeds from shares sold	618	5,800	266	2,266
Proceeds from reinvestment of distributions	9	85	4	36
Payments for shares redeemed	(496)	(4,648)	(48)	(410)

Net increase (decrease)	131	1,237	222	1,892

Total increase (decrease)	(930)	$(9,796)	1,005	$8,556

160	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2011

	2011
2055 Strategy Fund	Shares	Dollars

Class R1(1)
Proceeds from shares sold	10	$100
Proceeds from reinvestment of distributions	—	1
Payments for shares redeemed	—	—

Net increase (decrease)	10	101

Class R2(1)
Proceeds from shares sold	99	955
Proceeds from reinvestment of distributions	—	1
Payments for shares redeemed	(17)	(184)

Net increase (decrease)	82	772

Class R3(1)
Proceeds from shares sold	11	109
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	—	—

Net increase (decrease)	11	109

Total increase (decrease)	103	$982

	2011		2010
In Retirement Fund	Shares	Dollars	Shares	Dollars

Class A(2)
Proceeds from shares sold	—	$—	—	$—
Shares issued in connection with acquisition	102	1,041	—	—
Proceeds from reinvestment of distributions	1	14	—	—
Payments for shares redeemed	(3)	(27)	—	—

Net increase (decrease)	100	1,028	—	—

Class R1
Proceeds from shares sold	2,547	25,934	54	520
Shares issued in connection with acquisition	2,077	21,309	—	—
Proceeds from reinvestment of distributions	61	621	1	13
Payments for shares redeemed	(1,188)	(12,153)	(5)	(50)

Net increase (decrease)	3,497	35,711	50	483

Class R2
Proceeds from shares sold	912	9,287	203	1,950
Shares issued in connection with acquisition	2,014	20,641	—	—
Proceeds from reinvestment of distributions	40	403	10	96
Payments for shares redeemed	(1,625)	(16,888)	(96)	(938)

Net increase (decrease)	1,341	13,443	117	1,108

Class R3
Proceeds from shares sold	2,032	20,773	115	1,112
Shares issued in connection with acquisition	2,479	25,362	—	—
Proceeds from reinvestment of distributions	50	505	3	31
Payments for shares redeemed	(1,084)	(11,053)	(61)	(606)

Net increase (decrease)	3,477	35,587	57	537

Total increase (decrease)	8,415	$85,769	224	$2,128

(1)	For the period January 1, 2011 (commencement of operations) to October 31, 2011.
(2)	For the period February 28, 2011 (commencement of operations) to October 31, 2011.

Notes to Financial Statements	161

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2011

7.	Interfund Lending Program

The Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the “Credit Facility”). Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. Typically, Funds will borrow from the RIC funds. The RIC Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the portfolio manager determines it is in the best interest of the RIC Fund. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the RIC Fund could result in a lost investment opportunity or additional borrowing costs. For the period ended October 31, 2011, the Funds did not borrow or loan through the interfund lending program.

8.	Record Ownership

As of October 31, 2011, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund:

	# of Shareholders	%

Conservative Strategy Fund	2	28.9
Moderate Strategy Fund	2	26.8
Balanced Strategy Fund	1	13.3
Growth Strategy Fund	1	11.1
Equity Growth Strategy Fund	2	22.8
2015 Strategy Fund	2	55.9
2020 Strategy Fund	2	39.9
2025 Strategy Fund	3	54.3
2030 Strategy Fund	1	27.6
2035 Strategy Fund	4	49.0
2040 Strategy Fund	1	31.0
2045 Strategy Fund	2	28.3
2050 Strategy Fund	2	31.9
2055 Strategy Fund	2	97.3
In Retirement Fund	2	37.8

9.	Reorganizations

On February 25, 2011, the In Retirement Fund acquired the assets and liabilities of the 2010 Strategy Fund through a separate tax free reorganization pursuant to plans of reorganization approved by the Board of Trustees. The following is a summary of shares outstanding, net assets, net asset value per share, unrealized appreciation/(depreciation), and accumulated net realized gains (losses) immediately before and after the reorganization:

	Before Reorganization		After Reorganization
	2010 Strategy Fund	In Retirement Fund	In Retirement Fund

Class A
Shares	97,428	9.76	101,590
Net assets	$1,041,200	$100	$1,041,300
Net asset value	$10.69	$10.25	$10.25
Unrealized appreciation/(depreciation)	$50,716	$—	$50,716
Accumulated net realized gains/(losses)	$(124,544)	$—	$—

Class E
Shares	589,432	—	—
Net assets	$6,309,142	$—	$—
Net asset value	$10.70	$—	$—
Unrealized appreciation/(depreciation)	$28,174	$—	$—
Accumulated net realized gains/(losses)	$784,013	$—	$—

162	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2011

	Before Reorganization		After Reorganization
	2010 Strategy Fund	In Retirement Fund	In Retirement Fund

Class S
Shares	496,546	—	—
Net assets	$5,323,465	$—	$—
Net asset value	$10.72	$—	$—
Unrealized appreciation/(depreciation)	$475,547	$—	$—
Accumulated net realized gains/(losses)	$(565,025)	$—	$—

Class R1
Shares	1,492,147	1,389,021	3,465,950
Net assets	$15,985,793	$14,247,688	$35,556,982
Net asset value	$10.71	$10.26	$10.26
Unrealized appreciation/(depreciation)	$2,744,825	$163,583	$3,383,955
Accumulated net realized gains/(losses)	$(693,975)	$(824)	$(824)

Class R2
Shares	1,338,898	704,803	2,718,558
Net assets	$14,331,866	$7,224,994	$27,865,986
Net asset value	$10.70	$10.25	$10.25
Unrealized appreciation/(depreciation)	$2,526,009	$717,602	$3,271,785
Accumulated net realized gains/(losses)	$(778,537)	$(28,115)	$(28,115)

Class R3
Shares	2,374,761	1,033,254	3,512,454
Net assets	$25,362,110	$10,574,795	$35,937,009
Net asset value	$10.68	$10.23	$10.23
Unrealized appreciation/(depreciation)	$3,859,950	$273,013	$4,132,963
Accumulated net realized gains/(losses)	$(1,460,041)	$559	$559

10.	Subsequent Events

Management has evaluated events and/or transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustments of the financial statements or additional disclosures.

Notes to Financial Statements	163

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of Russell Investment Company:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Conservative Strategy Fund, Moderate Strategy Fund, Balanced Strategy Fund, Growth Strategy Fund, Equity Growth Strategy Fund, 2015 Strategy Fund, 2020 Strategy Fund, 2025 Strategy Fund, 2030 Strategy Fund, 2035 Strategy Fund, 2040 Strategy Fund, 2045 Strategy Fund, 2050 Strategy Fund, 2055 Strategy Fund, and In Retirement Fund (fifteen of the portfolios constituting Russell Investment Company, hereafter collectively referred to as the “Funds”) at October 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Seattle, Washington

December 23, 2011

164	Report of Independent Registered Public Accounting Firm

Russell Investment Company

LifePoints® Funds

Tax Information — October 31, 2011 (Unaudited)

For the tax year ended October 31, 2011, the Funds hereby designate 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended October 31, 2011, the Funds hereby designate under Section 871(k)(2)(c) of the Code, the maximum amount allowable as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code. This applies to nonresident alien shareholders only.

The Form 1099 you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Conservative Strategy	3.2%
Moderate Strategy	6.2%
Balanced Strategy	12.3%
Growth Strategy	20.8%
Equity Growth Strategy	36.2%
2015 Strategy	5.3%
2020 Strategy	7.9%
2025 Strategy	12.0%
2030 Strategy	20.0%
2035 Strategy	24.4%
2040 Strategy	23.6%
2045 Strategy	22.5%
2050 Strategy	19.7%
2055 Strategy	59.1%
In Retirement Fund	5.3%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended October 31, 2011:

2015 Strategy	$7,390
2025 Strategy	$3,088
2050 Strategy	$1,160
In Retirement	$4,022

Please consult a tax advisor for any questions about federal or state income tax laws.

Tax Information	165

Russell Investment Company

LifePoints® Funds

Basis for Approval of Investment Advisory Contracts — (Unaudited)

Approval of Investment Advisory Agreement

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract with each Money Manager of the Funds (collectively, the “portfolio management contracts”) at a meeting held in person on April 19, 2011 (the “Agreement Evaluation Meeting”). During the course of a year, the Trustees receive a wide variety of materials regarding the investment performance of the Funds, sales and redemptions of the Funds’ and Underlying Funds’ shares, management of the Funds and the Underlying Funds by RIMCo and compliance with applicable regulatory requirements. In preparation for the annual review, the Independent Trustees, with the advice and assistance of their independent counsel, also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds and the Underlying Funds; and (2) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and the Underlying Funds and their respective operating expenses over various periods of time with other peer funds not managed by RIMCo, believed by the provider to be generally comparable in investment objectives to the Funds and the Underlying Funds. In the case of each Fund, its other peer funds are collectively hereinafter referred to as the Fund’s “Comparable Funds,” and, with the Fund, such Comparable Funds are collectively hereinafter referred to as the Fund’s “Performance Universe” in the case of performance comparisons and the Fund’s “Expense Universe” in the case of operating expense comparisons. In the case of certain Funds, the Third-Party Information reflected changes in the Comparable Funds requested by RIMCo, which changes were noted in the Third-Party Information. The foregoing information requested by the Trustees or provided by RIMCo is collectively called the “Agreement Evaluation Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the Funds and other funds in the same complex with respect to services provided by RIMCo, RIMCo’s affiliates and each Money Manager. The Trustees received a memorandum from counsel to the Funds and Underlying Funds discussing the legal standards for their consideration of the continuations of the RIMCo Agreement and the portfolio management contracts, and the Independent Trustees separately received a memorandum regarding their responsibilities from their independent counsel.

On April 11, 2011, the Independent Trustees in preparation for the Agreement Evaluation Meeting met by conference telephone call to review Agreement Evaluation Information received to that date in a private session with their independent counsel at which no representatives of RIMCo or the Funds’ management were present and, on the basis of that review, requested additional Agreement Evaluation Information. At the Agreement Evaluation Meeting, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management, counsel to the Funds and Underlying Funds and independent counsel to the Independent Trustees. Presentations made by RIMCo to the Board as part of this review encompassed the Funds and all other RIMCo-managed funds for which the Board has supervisory responsibility. Following this review, but prior to voting, the Independent Trustees again met in executive session with their independent counsel to consider additional Agreement Evaluation Information received from RIMCo and management at the Agreement Evaluation Meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered RIMCo’s advice that the Underlying Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which, in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple unaffiliated Money Managers for all Underlying Funds.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for allocating assets of each Fund among its Underlying Funds and for determining, implementing and maintaining the investment program for each Underlying Fund. The assets of each Fund are invested in different combinations of the Underlying Funds pursuant to target asset allocations set by RIMCo. RIMCo may modify the target asset allocation for any Fund and/or the Underlying Funds in which the Funds invest. Assets of each Underlying Fund generally have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Underlying Fund. RIMCo manages directly a portion of one Underlying Fund’s assets employing a “select holdings strategy,” as described below, and directly manages the investment of each Underlying Fund’s cash reserves. RIMCo also may manage directly any portion of each Underlying Fund’s assets that RIMCo determines not to allocate to the Money Managers and portions of an Underlying Fund during transitions between Money Managers. In all cases, assets are managed directly by RIMCo pursuant to authority provided by the RIMCo Agreement.

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Underlying Fund and for actively managing allocations and reallocations of its assets among the Money Managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk-aware manner. Each Money Manager for an Underlying Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Underlying Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Underlying Fund’s applicable investment objective, policies and

166	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

LifePoints® Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in an Underlying Fund. RIMCo is responsible for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Underlying Fund’s investment objective and policies; authorizing Money Managers to engage in certain investment strategies for an Underlying Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for an Underlying Fund in a complementary manner. Therefore, the performance of individual Money Managers for an Underlying Fund may reflect the roles assigned to them by RIMCo in the Underlying Fund’s investment activities and any constraints placed by RIMCo upon their selection of portfolio securities. In light of the foregoing, the overall performance of each Underlying Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Underlying Fund’s investment program, structuring an Underlying Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Underlying Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Underlying Fund.

The Board considered that the prospectuses for the Funds and the Underlying Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Underlying Fund, rather than the investment selection role of the Underlying Funds’ Money Managers, and describe the manner in which the Funds or Underlying Funds operate so that investors may take that information into account when deciding to purchase shares of any such Fund. The Board further considered that Fund investors in pursuing their investment goals and objectives likely purchased their shares on the basis of this information and RIMCo’s reputation for and performance record in managing the Underlying Funds’ manager-of-managers structure.

The Board also considered the demands and complexity of managing the Underlying Funds pursuant to the manager-of-managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of the Underlying Funds and the likelihood that, at the current expense ratio of each Underlying Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of such Underlying Fund selected by shareholders in purchasing their shares of a Fund or Underlying Fund.

In addition to these general factors relating to the manager-of-managers structure of the Underlying Funds, the Trustees considered, with respect to each Fund and Underlying Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1.	The nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund or the Underlying Fund by RIMCo;

2.	The advisory fee paid by the Fund or the Underlying Fund to RIMCo (the “Advisory Fee”) and the fact that it encompasses all investment advisory fees paid by the Fund or Underlying Fund, including the fees for any Money Managers of such Underlying Fund;

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund or Underlying Fund, including any administrative, transfer agent or cash management fees and fees received for management of securities lending cash collateral, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses incurred by the Fund or the Underlying Fund; and

5.	Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund or Underlying Fund.

In evaluating the nature, scope and overall quality of the investment management and other services provided and which are expected to be provided to the Funds, including Fund portfolio management services, the Board inquired as to the continuing impact on the Funds’ operations of significant changes in RIMCo’s senior management and other personnel providing services to the Funds during 2009 and 2010 and to the date of the Agreement Evaluation Meeting and the relocation of the Russell organization’s headquarters. At the Agreement Evaluation Meeting, senior representatives of RIMCo discussed these changes with the Board and assured the Board that such changes have not resulted in any diminution in the nature, scope or quality of the services provided to the Funds or the Underlying Funds. The Board also discussed the impact of such changes on the compliance programs of the Funds, the Underlying Funds and RIMCo with the Funds’ Chief Compliance Officer (the “CCO”) and received assurances from the CCO that such changes have not resulted in any diminution in the scope and quality of the compliance programs of the Funds or the Underlying Funds.

Basis for Approval of Investment Advisory Contracts	167

Russell Investment Company

LifePoints® Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

As noted above, RIMCo, pursuant to the terms of the RIMCo Agreement, directly manages a portion — up to 10% — of the assets of the Russell U.S. Core Equity Fund (the “Participating Underlying Fund”) utilizing a select holdings strategy, the actual allocation being determined by the Participating Underlying Fund’s RIMCo portfolio manager. The select holdings strategy utilized by RIMCo in managing such assets for the Participating Underlying Fund is designed to increase the Participating Underlying Fund’s exposure to stocks that are viewed as attractive by multiple Money Managers of the Participating Underlying Fund. The Board considered that the select holdings strategy initially was utilized for two other mutual funds under the management of RIMCo but did not achieve the objectives anticipated by RIMCo in respect of such funds and therefore was discontinued. Against this background, the Board reviewed the results of the select holdings strategy in respect of the Participating Underlying Fund during the past year. The Trustees considered that RIMCo is not required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy is utilized and that the profits derived by RIMCo generally and from the Participating Underlying Fund consequently may increase incrementally. The Board, however, also considered RIMCo’s advice that it pays certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and incurs additional costs in carrying out the select holdings strategy, the limited amount of assets that are managed directly by RIMCo pursuant to the select holdings strategy, and the fact that the aggregate investment advisory fees paid by the Participating Underlying Fund are not increased as a result of the select holdings strategy.

In evaluating the reasonableness of the Funds’ and Underlying Funds’ Advisory Fees in light of Fund and Underlying Fund performance, the Board considered that, in the Agreement Evaluation Information and at past meetings, RIMCo noted differences between the investment strategies of certain Underlying Funds and their respective Comparable Funds in pursuing their investment objectives, including fund strategies which seek to achieve a lower tracking error (i.e., the difference, whether positive or negative, between the return of a fund and its benchmark) and resulting lower return volatility than their Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain Underlying Funds during the periods covered by the Third-Party Information did result, in lower performance of the Underlying Funds than that of some of their Comparable Funds. According to RIMCo, the strategies pursued by the Underlying Funds, among other things, are intended to result in less volatile, more moderate returns relative to each Underlying Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time, although Fund results in 2008 and early 2009 generally did not reflect uniform success in achieving lesser volatility.

In discussing the Advisory Fees for the Underlying Funds generally, RIMCo noted, among other things, that its Advisory Fees for Underlying Funds encompass services that may not be provided by investment advisers to the Underlying Funds’ Comparable Funds, such as cash equitization and management of portfolio transition costs when Money Managers are added, terminated or replaced. RIMCo also observed that its “margins” in providing investment advisory services to the Underlying Funds tend to be lower than competitors’ margins because of the demands and complexities of managing the Underlying Funds’ manager-of-managers structure, including RIMCo’s payment of a significant portion of the Underlying Funds’ Advisory Fees to their Money Managers.

The Board noted RIMCo’s advice that the services provided to the Funds and the Underlying Funds pursuant to the RIMCo Agreement do not encompass cash management services and considered RIMCo’s belief that its Advisory Fees nevertheless are reasonable. The Board also noted that the uninvested cash of the Funds and the Underlying Funds is “swept” into a pooled investment vehicle maintained by RIMCo and that RIMCo receives a separate investment advisory fee from that investment vehicle to manage its investment portfolio. The Board considered and relied upon views expressed by RIMCo and counsel to the Funds and the Underlying Funds at the Agreement Evaluation Meeting and prior meetings regarding the appropriateness and permissibility of the separate advisory fees received by RIMCo from the investment vehicle and further considered that such fees, while being accrued on the books of the investment vehicle, are not being distributed to RIMCo pending resolution of certain issues raised by regulators.

The Board considered for each Fund and Underlying Fund whether economies of scale have been realized and whether the Advisory Fees for such Fund or Underlying Fund appropriately reflect or should be revised to reflect any such economies. The Board determined that, after giving effect to any applicable fee or expense caps, waivers or reimbursements, the Advisory Fee for each Fund or Underlying Fund appropriately reflected any economies of scale realized by that Fund, based upon such factors as the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Underlying Funds.

The Board considered, as a general matter, that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds, the Underlying Funds and other RIC funds under the Board’s supervision, including the Underlying Funds, are lower, and, in some cases, may be substantially lower, than the rates paid by RIC funds supervised by the Board, including the Funds. The Trustees considered the differences in the nature and scope of services RIMCo provides to institutional clients and the funds under its supervision, including the Underlying Funds. RIMCo explained, among other things, that institutional clients have fewer administrative needs than the Funds. RIMCo also noted that since the Funds must constantly issue and redeem their shares,

168	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

LifePoints® Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

they are more difficult to manage than institutional accounts, where assets are relatively stable. In addition, RIMCo noted that the Funds are subject to heightened regulatory requirements relative to institutional clients. The Board noted that RIMCo provides office space and facilities to the Funds and Underlying Funds and all of the Funds’ and Underlying Funds’ officers. Accordingly, the Trustees concluded that the services provided to the Funds and Underlying Funds are sufficiently different from the services provided to the other clients that comparisons are not probative and should not be given significant weight.

With respect to the Funds’ Advisory Fees, the Third-Party Information showed that, on a contractual basis, the Advisory Fee for each of the Conservative Strategy Fund, Balanced Strategy Fund and Growth Strategy Fund was ranked in the fourth quintile of its Expense Universe. On an actual basis (i.e., giving effect to any voluntary fee waivers implemented by RIMCo and the advisers to such Fund’s Comparable Funds), the Advisory Fee for each of the Conservative Strategy Fund, Moderate Strategy Fund, Balanced Strategy Fund and Growth Strategy Fund was ranked in the fourth quintile of its Expense Universe. The Board considered that the Advisory Fee for each of the Conservative Strategy Fund, Moderate Strategy Fund, Balanced Strategy Fund and Growth Strategy Fund on an actual basis was within 5 basis points of the third quintile of its Expense Universe. In these rankings, the first quintile represents funds with the lowest investment advisory fees among funds in the Expense Universe and the fifth quintile represents funds with the highest fees among the Expense Universe funds. The comparison was based upon the latest fiscal years for the Expense Universe funds. The Board considered RIMCo’s advice as to the reasons for these Funds’ contractual Advisory Fee rankings.

The Third-Party Information showed that total expenses for each of the Funds, with the exception of the Equity Growth Strategy Fund, were ranked in at least the third quintile of its Expense Universe. The total expenses for the Equity Growth Strategy Fund were ranked in the fourth quintile of its Expense Universe. In these rankings, the first quintile represents funds with the lowest total expenses among funds in the Expense Universe and the fifth quintile represents funds with the highest total expenses among the Expense Universe funds. The Board considered RIMCo’s explanation of the rankings and its advice that the Equity Growth Strategy Fund was within 5 basis points of the third quintile of its Expense Universe. RIMCo, among other things, expressed its continuing belief that the Expense Universes for these Funds were not appropriate, noting that the Funds generally have higher target allocations to equities than their Comparable Funds and that such higher equity allocations increase Fund expenses.

On the basis of the Agreement Evaluation Information, and other information previously received by the Board from RIMCo during the course of the current year or prior years, or presented at or in connection with the Agreement Evaluation Meeting by RIMCo, the Board, in respect of each Fund and Underlying Fund, found, after giving effect to any applicable waivers and/or reimbursements and considering differences in the composition and investment strategies of their respective Comparable Funds (1) the Advisory Fee charged by RIMCo was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Funds or Underlying Funds; (2) the relative expense ratio of each Fund and Underlying Fund was comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; (4) other benefits and fees received by RIMCo or its affiliates from the Funds or Underlying Funds were not excessive; and (5) RIMCo’s profitability with respect to the Funds and each Underlying Fund was not excessive in light of the nature, scope and overall quality of the investment management and other services provided by RIMCo.

In evaluating the performance of the Funds and Underlying Funds generally relative to their Comparable Funds, the Board, in addition to factors discussed above, also considered RIMCo’s advice that many of the Underlying Funds’ Comparable Funds do not “equitize” their cash (i.e., cash awaiting investment or disbursement to satisfy redemptions or other fund obligations) and may hold large cash positions uninvested in their investment portfolios. By contrast, the Underlying Funds generally follow a strategy of equitizing their cash and fully investing their assets in pursuit of their investment objectives (the Underlying Funds’ strategy of equitizing cash and fully investing their assets is hereinafter referred to as their “full investment strategy”). RIMCo noted that the Underlying Funds’ full investment strategy generally will detract from their relative performance, and therefore the relative performance of the Funds, in a declining market, such as 2008, but may enhance relative performance in a rising market, such as 2009 and 2010.

With respect to the Growth Strategy Fund, the Third-Party Information showed that the Fund’s performance was ranked in the second quintile of its Performance Universe for the 1-year period ended December 31, 2010 and its performance was ranked in the third quintile of its Performance Universe for the 5-year period ended such date. However, the Fund’s performance for the 3-year period ended December 31, 2010 was ranked in the fourth quintile of its Performance Universe. RIMCo noted that the Growth Strategy Fund maintains a target equity allocation of 80% for exposure to a broad mix of globally diversified equity investments and a target bond allocation of 20%. By contrast, the Growth Strategy Fund’s Comparable Funds have target equity allocations ranging from 60% to 80% of their total portfolios and 20%-40% in bonds, cash and cash equivalents. Since the Growth Strategy Fund maintains an equity weighting at the high end of the Performance Universe, its performance suffers relative to its Comparable Funds during periods of declining equity markets and rising bond markets. Conversely, the Fund’s relative performance should benefit from

Basis for Approval of Investment Advisory Contracts	169

Russell Investment Company

LifePoints® Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

its higher equity weighting during periods of rising equity markets. The extent of the equity market sell-off in 2008 and subsequent bond rally in 2009 and 2010 adversely affected the Fund’s 3-year relative performance and significantly contributed to the Fund’s fourth quintile ranking for the 3-year period.

With respect to the Equity Growth Strategy Fund, the Third-Party Information showed that the Fund’s performance was ranked in the second quintile of its Performance Universe for the 1-year period ended December 31, 2010 and its performance was ranked in the third quintile of its Performance Universe for the 5-year period ended such date. However, the Fund’s performance for the 3-year period ended December 31, 2010 was ranked in the fourth quintile of its Performance Universe. RIMCo noted that the Equity Growth Strategy Fund maintains a target equity allocation of 100% exposure to a broad mix of globally diversified equity investments. By contrast, the Equity Growth Strategy Fund’s Comparable Funds, according to RIMCo, have both equity and fixed income exposure. Since the Equity Growth Strategy Fund maintains a higher allocation to equities than the Performance Universe average, its relative performance suffers during periods of declining equity markets and rising bond markets. Conversely, the Fund should benefit from its higher equity weighting during periods of rising equity markets. The extent of the equity market sell-off in 2008 and subsequent bond rally in 2009 and 2010 adversely affected the Fund’s 3-year relative performance and significantly contributed to the Fund’s fourth quintile ranking for the 3-year period.

With respect to the 2030 Strategy Fund, the Third-Party Information showed that the Fund’s performance was ranked in the first quintile of its Performance Universe for the 1-year period ended December 31, 2010 and its performance was ranked in the second quintile of its Performance Universe for the 5-year period ended such date. However, the Fund’s performance for the 3-year period ended December 31, 2010 was ranked in the fourth quintile of its Performance Universe. RIMCo noted that the 2030 Strategy Fund maintained a target equity allocation of 90% over the 3-year period, as the Fund’s target date “glide path” (its predetermined equity to fixed income exposure over time) is designed to be more aggressive in an investor’s early working years but more conservative in the later years. RIMCo believes that an optimal glide path should take more equity risk initially but add fixed income faster as investors approach retirement. The average target equity allocation for the Performance Universe for the 2030 Strategy Fund was 68% as of December 31, 2010. The Performance Universe, according to RIMCo, generally was comprised of funds that often take less risk in the initial years of the “glide path,” but tend to maintain higher equity exposure closer to retirement. Since the 2030 Strategy Fund maintained a higher equity weighting than the Performance Universe average, its relative performance was negatively affected by the equity market sell-off in 2008 and subsequent bond rally in 2009 and 2010. Conversely, the Fund should benefit from its higher equity weighting during periods of rising equity markets.

With respect to the 2040 Strategy Fund, the Third-Party Information showed that the Fund’s performance was ranked in the second quintile of its Performance Universe for the 1- and 5-year periods ended December 31, 2010. However, the Fund’s performance for the 3-year period ended December 31, 2010 was ranked in the fourth quintile of its Performance Universe. RIMCo noted that the 2040 Strategy Fund maintained a target equity allocation of 90% over the 3-year period, as the Fund’s target date glide path (its predetermined equity to fixed income exposure over time) is designed to be more aggressive in an investor’s early working years but more conservative closer to retirement. RIMCo believes that an optimal glide path should take more equity risk initially but add fixed income faster as investors approach retirement. The average target equity allocation for the Performance Universe for the 2040 Strategy Fund was 76% as of December 31, 2010. The Performance Universe, according to RIMCo, generally was comprised of funds that often take less risk in the initial years of the “glide path,” but tend to maintain higher equity exposure closer to retirement. Since the 2040 Strategy Fund maintained a higher equity weighting than the Performance Universe average, its relative performance was negatively affected by the equity market sell-off experienced in 2008 and subsequent bond rally in 2009 and 2010. Conversely, the Fund should benefit from its higher equity weighting during periods of rising equity markets.

The Board concluded that, under the circumstances, the performance of each of the Funds was consistent with continuation of the RIMCo Agreement. In evaluating performance, the Board considered each Fund’s and Underlying Fund’s absolute performance and performance relative to appropriate benchmarks and indices in addition to such Fund’s performance relative to its Comparable Funds. In assessing the Funds’ performance relative to their Comparable Funds or benchmarks or in absolute terms, the Board also considered RIMCo’s stated investment strategy of managing the Underlying Funds in a risk-aware manner and the extraordinary capital market conditions during 2008 and early 2009.

After considering the foregoing and other relevant factors, the Board concluded that continuation of the RIMCo Agreement on its current terms and conditions would be in the best interests of each Fund and its respective shareholders and voted to approve the continuation of the RIMCo Agreement.

At the Agreement Evaluation Meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers for the Underlying Funds, the Board received and considered information from RIMCo reporting, among other things, for each Money Manager, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc.,

170	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

LifePoints® Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

the Funds’ and Underlying Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. The Board received reports during the course of the year from the CCO regarding each Money Manager’s compliance program. RIMCo recommended that each Money Manager be retained at its current fee rate. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation in light of the Board’s findings as to the reasonableness of the Advisory Fee paid by each Fund and Underlying Fund and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations, together with the Agreement Evaluation Information and other information received from RIMCo in support of its recommendations at the Agreement Evaluation Meeting, the Board concluded that the fees paid to the Money Managers of each Underlying Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management contract with each Money Manager of each Underlying Fund would be in the best interests of such Underlying Fund and its shareholders.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo’s recommendation, the portfolio management contract with any Money Manager for an Underlying Fund that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund and Underlying Fund.

Subsequently, the Board of Trustees received the following proposals from RIMCo: (1) at a meeting held on May 24, 2011, to effect a money manager change for the Russell U.S. Small & Mid Cap Fund and the Russell Commodity Strategies Fund; (2) at a meeting held on June 30, 2011 to effect a money manager change for the Russell International Developed Markets Fund resulting from a change of control of one of the Underlying Fund’s Money Managers; and (3) at a meeting held on August 30, 2011, to effect a money manager change for the Russell International Developed Markets Fund. In the case of each such proposed change, the Trustees approved the terms of the proposed portfolio management contract based substantially upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Underlying Fund’s underwriter; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 19, 2011 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Underlying Fund, and the fact that the aggregate investment advisory fees paid by the Underlying Fund would not increase as a result of the implementation of the proposed money manager change because the money managers’ investment advisory fee is paid by RIMCo.

Basis for Approval of Investment Advisory Contracts	171

Russell Investment Company

LifePoints® Funds

Shareholder Requests for Additional Information — October 31, 2011 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354; (ii) at www.russell.com; (iii) on the Securities and Exchange Commission’s website at www.sec.gov; and (iv) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Underlying Funds may be invested. RIMCo has established a proxy voting committee and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI and information regarding how the Underlying Funds voted proxies relating to portfolio securities during the most recent 12-month period ended October 31, 2011 are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354; (ii) at www.russell.com; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

To reduce expenses, we may mail only one copy of the Funds’ prospectuses and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your Financial Intermediary.

Some Financial Intermediaries may offer electronic delivery of the Funds prospectuses and annual and semi-annual reports. Please contact your Financial Intermediary for further details.

172	Shareholder Requests for Additional Information

Russell Investment Company

LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers — October 31, 2011

(Unaudited)

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 40 funds, and Russell Investment Funds (“RIF”), which has 10 funds. Each of the trustees is a trustee of both RIC and RIF. The first table provides information for the interested trustee. The second table provides information for the independent trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers. Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Mr. Connealy has had experience with other investment companies and their investment advisers first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies, and has been determined by the Board to be an “audit committee financial expert,” as explained below; Mr. Fine has had financial, business and investment experience as a senior executive of a non-profit organization and previously, as a senior executive of a large regional financial services organization with management responsibility for such activities as investments, asset management and securities brokerage; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies; and Ms. Weston has had experience as a tax and corporate lawyer, has served as general counsel of several corporations and has served as a director of another investment company. Ms. Cavanaugh, the only interested trustee, has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer of the Funds, the Adviser and various affiliates of the Adviser providing services to the Funds, Ms. Cavanaugh is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the Funds.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEES
# Sandra Cavanaugh, Born May 10, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	President and Chief Executive Officer since 2010 Trustee since 2010	Appointed until successor is duly elected and qualified Until successor is chosen and qualified by Trustees	• President and CEO RIC and RIF • Chairman of the Board, President and CEO, Russell Financial Services, Inc. • Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”) • Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”)) • May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank • 2007 to January 2009, Senior Vice President, National Sales — Retail Distribution, JPMorgan Chase/ Washington Mutual, Inc. • 1997 to 2007, President — WM Funds Distributor & Shareholder Services/WM Financial Services	50	None

#	Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.

Disclosure of Information about Fund Trustees and Officers	173

Russell Investment Company

LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued — October 31, 2011

(Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Thaddas L. Alston, Born April 7, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2006 Chairman of the Investment Committee since 2010	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	50	None

Kristianne Blake, Born January 22, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2000 Chairman since 2005	Appointed until successor is duly elected and qualified Annual	• Director and Chairman of the Audit Committee, Avista Corp. • Trustee and Chairman of the Operations Committee, Principal Investors Funds and Principal Variable Contracts Funds • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services) • February 2002 to June 2005, Chairman of the Audit Committee, RIC and RIF • Trustee and Chairman of the Operations and Distribution Committee, WM Group of Funds, 1999-2006	50

•  Director, Avista Corp (electric utilities);

•  Trustee, Principal Investors Funds (investment company);

•  Trustee, Principal Variable Contracts Funds (investment company)

•  Trustee, WM Group of Funds until 2006 (investment company)

Daniel P. Connealy, Born June 6, 1946 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2003 Chairman of Audit Committee since 2005	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc.	50	• Director, Gold Banc Corporation until 2006

Jonathan Fine, Born July 8, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2004	Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA	50	None

174	Disclosure of Information about Fund Trustees and Officers

Russell Investment Company

LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued — October 31, 2011

(Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES (continued)
Raymond P. Tennison, Jr., Born December 21, 1955 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2000 Chairman of the Nominating and Governance Committee since 2007	Appointed until successor is duly elected and qualified. Appointed until successor is duly elected and qualified	• Vice Chairman of the Board, Simpson Investment Company • Until November 2010, President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	50	None

Jack R. Thompson, Born March 21, 1949 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2005	Appointed until successor is duly elected and qualified	• September 2003 to September 2009, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds • September 2007 to September 2010 Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company)	50	• Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation until September 2010 (health products company) • Director, Sparx Asia Funds until 2009 (investment company)

Julie W. Weston, Born October 2, 1943 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2002	Appointed until successor is duly elected and qualified	• Retired • Chairperson of the Investment Committee until December 2009	50	None

*	Each Trustee is subject to mandatory retirement at age 72.

Disclosure of Information about Fund Trustees and Officers	175

Russell Investment Company

LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued — October 31, 2011

(Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
TRUSTEES EMERITUS
* George F. Russell, Jr., Born July 3, 1932 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)); and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	50	None

Paul E. Anderson, Born October 15, 1931 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee Emeritus since 2007	Five year term	• President, Anderson Management Group LLC (private investments consulting) • February 2002 to June 2005, Lead Trustee, RIC and RIF • Trustee of RIC and RIF until 2006 • Chairman of the Nominating and Governance Committee 2006	50	None

*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers, Born December 16, 1966 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Compliance Officer since 2005	Until removed by Independent Trustees

•  Chief Compliance Officer, RIC

•  Chief Compliance Officer, RIF

•  Chief Compliance Officer, RIMCo

•  Chief Compliance Officer, RFSC

•  Chief Compliance Officer, Russell Exchange Traded Funds Trust

•  April 2002-May 2005, Manager, Global Regulatory Policy

Sandra Cavanaugh, Born May 10, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	President and Chief Executive Officer since 2010	Until successor is chosen and qualified by Trustees

•  President and CEO, RIC and RIF

•  Chairman of the Board, President and CEO, Russell Financial Services, Inc.

•  Chairman of the Board, President and CEO, RFSC

•  Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

•  May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank

•  2007 to January 2009, Senior Vice President, National Sales — Retail Distribution, JPMorgan Chase/Washington Mutual, Inc.

•  1997 to 2007, President — WM Funds Distributor & Shareholder Services/WM Financial Services

Mark E. Swanson, Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees

•  Treasurer, Chief Accounting Officer and CFO, RIC and RIF and Russell Exchange Traded Funds Trust

•  Director, Funds Administration, RIMCo, RFSC, RTC and Russell Financial Services, Inc.

•  Treasurer and Principal Accounting Officer, SSgA Funds

176	Disclosure of Information about Fund Trustees and Officers

Russell Investment Company

LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued — October 31, 2011

(Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS (continued)
Peter Gunning, Born February 22, 1967 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Investment Officer since 2008	Until removed by Trustees	• Chief Investment Officer, RIC and RIF • Director, FRC • Chairman of the Board, President and CEO, RIMCo • 1996 to 2008 Chief Investment Officer, Russell, Asia Pacific

Mary Beth Rhoden, Born April 25, 1969 1301 Second Avenue, 18th Floor Seattle, WA 98101	Secretary since 2010	Until successor is chosen and qualified by Trustees

• 1999 to 2010 Assistant Secretary, RIC and RIF

• Associate General Counsel, FRC

• Secretary, RIMCo, RFSC and Russell Financial Services, Inc.

• Secretary and Chief Legal Officer, RIC, RIF and Russell Exchange Traded Funds Trust

Disclosure of Information about Fund Trustees and Officers	177

LifePoints® Funds

Russell Investment Company

1301 Second Avenue, Seattle, Washington 98101

(800) 787-7354

Interested Trustee

Sandra Cavanaugh

Independent Trustees

Thaddas L. Alston

Kristianne Blake

Daniel P. Connealy

Jonathan Fine

Raymond P. Tennison, Jr.

Jack R. Thompson

Julie W. Weston

Trustees Emeritus

George F. Russell, Jr.

Paul E. Anderson

Officers

Sandra Cavanaugh, President and Chief Executive Officer

Cheryl Wichers, Chief Compliance Officer

Peter Gunning, Chief Investment Officer

Mark E. Swanson, Treasurer and Chief Accounting Officer

Mary Beth Rhoden, Secretary

Adviser

Russell Investment Management Company

1301 Second Avenue

Seattle, WA 98101

Administrator and Transfer and Dividend Disbursing Agent

Russell Fund Services Company

1301 Second Avenue

Seattle, WA 98101

Custodian

State Street Bank and Trust Company

Josiah Quincy Building

200 Newport Avenue

North Quincy, MA 02171

Office of Shareholder Inquiries

1301 Second Avenue

Seattle, WA 98101

(800) 787-7354

Legal Counsel

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116-5021

Distributor

Russell Financial Services, Inc.

1301 Second Avenue

Seattle, WA 98101

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1420 5th Avenue

Suite 1900

Seattle, WA 98101

Money Managers of Underlying Funds as of October 31, 2011

Russell U.S. Core Equity Fund

BlackRock Capital Management, Inc., Wilmington, DE

Columbus Circle Investors, Stamford, CT

First Eagle Investment Management, LLC, New York, NY

Institutional Capital LLC, Chicago, IL

Lazard Asset Management, LLC, New York, NY

MFS Institutional Advisors, Inc., Boston, MA

Montag & Caldwell, Inc., Atlanta, GA

Schneider Capital Management Corporation, Wayne, PA

Snow Capital Management L.P., Sewickley, PA

Suffolk Capital Management, LLC, New York, NY

Russell U.S. Quantitative Equity Fund

Aronson+Johnson+Ortiz, LP, Philadelphia, PA

INTECH Investment Management LLC, West Palm Beach, FL

Jacobs Levy Equity Management, Inc., Florham Park, NJ

Numeric Investors LLC, Boston, MA

PanAgora Asset Management LLC, Boston, MA

Russell U.S. Small & Mid Cap Fund

Chartwell Investment Partners, Berwyn, PA

ClariVest Asset Management LLC, San Diego, CA

DePrince, Race & Zollo, Inc., Winter Park, FL

Jacobs Levy Equity Management, Inc., Florham Park, NJ

Next Century Growth Investors, LLC, Minneapolis, MN

Ranger Investment Management, L.P., Dallas, TX

Signia Capital Management, LLC, Spokane, WA

Tygh Capital Management, Inc., Portland, OR

Russell International Developed Markets Fund

AQR Capital Management, LLC, Greenwich, CT

Axiom International Investors LLC, Greenwich, CT

del Rey Global Investors, LLC, Los Angeles, CA

Driehaus Capital Management LLC, Chicago, IL

Marsico Capital Management, LLC, Denver, CO

MFS Institutional Advisors, Inc., Boston, MA

Mondrian Investment Partners Limited, London, United Kingdom

Pzena Investment Management, LLC, New York, NY

William Blair & Company, LLC, Chicago, IL

Russell Global Equity Fund

GLG Inc., New York, NY

Harris Associates, L.P., Chicago, IL

MFS Institutional Advisors, Inc., Boston, MA

Sanders Capital, LLC, New York, NY

Tradewinds Global Investors, LLC, Los Angeles, CA

T. Rowe Price International, Inc., Baltimore, MD

Russell Emerging Markets Fund

AllianceBernstein L.P., New York, NY

Arrowstreet Capital, Limited Partnership, Boston, MA

Delaware Management Company, a Series of Delaware Management Business Trust, Philadelphia, PA

Genesis Asset Managers, LLP, Guernsey, Channel Islands

Harding Loevner LP, Somerville, NJ

UBS Global Asset Management (Americas) Inc., Chicago, IL

Victoria 1522 Investments, LP, San Francisco, CA

178	Adviser, Money Managers and Service Providers

LifePoints® Funds

Russell Investment Company

1301 Second Avenue, Seattle, Washington 98101

(800) 787-7354

Russell Global Opportunistic Credit Fund

DDJ Capital Management, LLC, Waltham, MA

Oaktree Capital Management, L.P., Los Angeles, CA

Stone Harbor Investment Partners LP, New York, NY

Russell Strategic Bond Fund

Brookfield Investment Management Inc., New York, NY

Goldman Sachs Asset Management, L.P., New York, NY

Logan Circle Partners, L.P., Philadelphia, PA

Metropolitan West Asset Management, LLC, Los Angeles, CA

Pacific Investment Management Company LLC, Newport Beach, CA

Russell Investment Grade Bond Fund

Metropolitan West Asset Management, LLC, Los Angeles, CA

Neuberger Berman Fixed Income LLC, Chicago, IL

Pacific Investment Management Company LLC, Newport Beach, CA

Western Asset Management Company, Pasadena, CA

Western Asset Management Company Limited, London, England

Russell Short Duration Bond Fund

Logan Circle Partners, L.P., Philadelphia, PA

Pacific Investment Management Company LLC, Newport Beach, CA

Russell Commodity Strategies Fund

Credit Suisse Asset Management, LLC, New York, NY

Goldman Sachs Asset Management, L.P., New York, NY

Jefferies Asset Management, LLC, Stamford, CT

Russell Global Infrastructure Fund

Cohen & Steers Capital Management, Inc., New York, NY

Macquarie Capital Investment LLC, New York, NY

Nuveen Asset Management, LLC (formerly FAF Advisors, Inc.) Chicago, IL

Russell Global Real Estate Securities Fund

AEW Capital Management, L.P., Boston, MA

Cohen & Steers Capital Management, Inc., New York, NY

INVESCO Advisers, Inc. which acts as a money manager to the Fund through its INVESCO Real Estate Division, Dallas, TX

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Adviser, Money Managers and Service Providers	179

Russell Investment Company	1301 Second Avenue	800-787-7354
	Seattle, Washington 98101	Fax: 206-505-3495
www.russell.com

36-08-022

Item 2. Code of Ethics. [Annual Report Only]

(a)	As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (“Code”).

(b)	That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote:

1)	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2)	full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by each Mutual Fund;

3)	compliance with applicable laws and governmental rules and regulations;

4)	the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and

5)	accountability for adherence to the Code.

(c)	The Code was restated as of December 2010; the restatement did not involve any material change.

(d)	As of the end of the period covered by the report, there have been no waivers granted from a provision of the Code that applies to the registrant’s principal executive officer and principal financial officer.

(e)	Not applicable.

(f)	The registrant has filed with the SEC, pursuant to Item 12(a)(1), a copy of the Code that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert. [Annual Report Only]

Registrant’s board of trustees has determined at a meeting held on February 23, 2005, that the Registrant has at least one audit committee financial expert serving on its audit committee. Daniel P. Connealy was determined to be the Audit Committee Financial Expert and is also determined to be “independent” for purposes of Item 3, paragraph (a)(2)(i) and (ii) of Form N-CSR.

Item 4. Principal Accountant Fees and Services. [Annual Report Only]

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2010	$1,158,610
2011	$1,194,060

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services

2010	$387,031	Performance of agreed-upon procedures with respect to 04/30/10 semi-annual reports
2011	$407,421	Performance of agreed-upon procedures with respect to 04/30/11 semi-annual reports

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and the nature of the services comprising the fees were as follows:

	Fees	Nature of Services

2010	$343,383	Tax services
2011	$336,586	Tax services

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services

2010	$73,392	Review excise reconciliations, transfer agent internal controls analysis, overhead/travel
2011	$101,200	Review excise reconciliations, transfer agent internal controls analysis, overhead/travel, anti-money laundering

(e) (1) Registrant’s audit committee has adopted the following pre-approval policies and procedures for certain services provided by Registrant’s accountants:

Russell Investment Company

Russell Investment Funds

Audit and Non-Audit Services Pre-Approval Policy

Effective Date: May 19, 2003

As amended through November 14, 2005

I.	Statement of Purpose.

This Policy has been adopted by the Audit Committee (the “RIC Audit Committee”) of the Board of Trustees of Russell Investment Company (“RIC”) and the Audit Committee (the “RIF Audit Committee”) of the Russell Investment Funds (“RIF”) to apply to any and all engagements of the independent auditor to RIC and RIF, respectively, for audit, non-audit, tax or other services. In the case of RIC, the term “Audit Committee” as used in this policy shall refer to the RIC Audit Committee and the term “Fund” shall refer to RIC. In the case of RIF, the term “Audit Committee” as used in this Policy shall refer to the RIF Audit Committee and the term “Fund” shall refer to RIF. The term “Investment Adviser” shall refer to Russell Investment Management Company. This Policy does not delegate to management the responsibilities set forth herein for the pre-approval of services performed by the Funds’ independent auditor.

II.	Statement of Principles.

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Fund’s Board of Trustees (the “Audit Committee”) is charged with responsibility for the appointment, compensation and oversight of the work of the independent auditor for the Fund. As part of these responsibilities, the Audit Committee is required to pre-approve the audit services and permissible non-audit services (“non-audit services”) performed by the independent auditor for the Fund to assure that the independence of the auditor is not in any way compromised or impaired. In determining whether an auditor is independent, there are three guiding principles under the Act that must be considered. In general, the independence of the auditor to the Fund would be deemed impaired if the auditor provides a service whereby it:

•	Functions in the role of management of the Fund, the adviser of the Fund or any other affiliate* of the Fund;

•	Is in the position of auditing its own work; or

•	Serves in an advocacy role for the Fund, the adviser of the Fund or any other affiliate of the Fund.

Accordingly, it is the policy of the Fund that the independent auditor for the Fund must not be engaged to perform any service that contravenes any of the three guidelines set forth above, or which in any way could be deemed to impair or compromise the independence of the auditor for the Fund. This Policy is designed to accomplish those requirements and will henceforth be

*

For purposes of this Policy, an affiliate of the Funds is defined as the Funds’ investment adviser (but not a sub-adviser whose role is primarily portfolio management and whose activities are overseen by the principal investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund.

applied to all engagements by the Fund of its independent auditor, whether for audit, audit-related, tax, or other non-audit services.

Rules adopted by the United States Securities and Exchange Commission (the “SEC”) establish two distinct approaches to the pre-approval of services by the Audit Committee. The proposed services either may receive general pre-approval through adoption by the Audit Committee of a list of authorized services for the Fund, together with a budget of expected costs for those services (“general pre-approval”), or specific pre-approval by the Audit Committee of all services provided to the Fund on a case-by-case basis (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches reflected in this Policy will result in an effective and efficient procedure for the pre-approval of permissible services performed by the Fund’s independent audit. The appendices to this Policy list the audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. As set forth in this Policy, unless a particular service has received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. Any proposed service to the Fund that exceeds the pre-approved budget for those services will also require specific pre-approval by the appropriate Audit Committee.

In assessing whether a particular audit or non-audit service should be approved, the Audit Committee will take into account the ratio between the total amounts paid for audit, audit-related, tax and other services, based on historical patterns at the Fund, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee will review the list of general pre-approved services, including the pre-approved budget for those services, at least annually and more frequently if deemed appropriate by the Audit Committee, and may implement changes thereto from time to time.

III.	Delegation.

As provided in the Act and in the SEC’s rules, the Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

IV.	Audit Services.

The annual audit services engagement terms and fees for the independent auditor for the Fund require specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor in order to be able to form an opinion on the financial statements for the Fund for that year. These other procedures include reviews of information systems, procedural reviews and testing performed in order to understand and rely on the Fund’s systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on the report from management on financial reporting internal controls. The Audit Committee will review the audit services engagement as necessary or appropriate in the sole judgment of the Audit Committee.

In addition to the pre-approval by the Audit Committee of the annual engagement of the independent auditor to perform audit services, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. These may include statutory audits and services associated with the Fund’s SEC registration statement on Form N-1A, periodic reports and documents filed with the SEC or other documents issued in connection with the Fund’s securities offerings.

The Audit Committee has pre-approved the audit services set forth in Schedule A of the Audit and Non-Audit Pre-Approved Services. All other audit services not listed in Schedule A of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

V.	Audit-Related Services.

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements for the Fund, or the separate financial statements for a series of the Fund that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not compromise or impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant pre-approval to audit related services. “Audit related services” include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial report or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal reporting requirements under Form N-SAR and Form N-CSR.

The Audit Committee has pre-approved the audit-related services set forth in Schedule B of the Audit and Non-Audit Pre-Approved Services. All other audit-related services not listed in Schedule B of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

VI.	Tax Services.

The Audit Committee believes that the independent auditor can provide tax services to the Fund, such as tax compliance, tax planning and tax advice, without impairing the auditor’s independence and the SEC has stated that the independent auditor may provide such services. Consequently, the Audit Committee believes that it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. However, the Audit Committee will not permit the retention of the independent auditor to provide tax advice in connection with any transaction recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the United States Internal Revenue Code and related regulations or the applicable tax statutes and regulations that apply to the Funds investments outside the United States. The Audit Committees will consult with the Treasurer of the Fund or outside counsel to determine that the Fund’s tax planning and reporting positions are consistent with this policy. The Audit Committee has pre-approved the tax services set forth in Schedule C of the Audit and Non-Audit Pre-Approved Services. All other tax services not listed in Schedule C of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

VII.	All Other Services.

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes that it may grant general pre-approval to those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services, would not impair or compromise the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the permissible “all other services” set forth in Schedule D of the Audit and Non-Audit Pre-Approved Services. Permissible “all other services” not listed in Schedule D of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Schedule E of the Audit and Non-Audit Pre-Approved Services. The SEC’s rules and relevant official interpretations and guidance should be consulted to determine the scope of these prohibited services and the applicability of any exceptions to certain of the prohibitions. Under no circumstance may an executive, manager or associate of the Fund, or the Investment Adviser, authorize the independent auditor for the Fund to provide prohibited non-audit services.

VIII.	Pre-Approval Fee Levels or Budgeted Amounts.

Pre-Approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee and shall be subject to periodic subsequent review during the year if deemed appropriate by the Audit Committee. (Separate amounts may be specified for the Fund and for other affiliates in the investment company complex subject to pre-approval). Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will be mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriateness of the ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for affiliates subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as

“all other services” for the Fund (including any such services for affiliates subject to pre-approval by the Audit Committee).

IX.	Procedures.

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to the “RIC/RIF Clearance Committee” (the “Clearance Committee”) (which shall be comprised of not less than three members, including the Treasurer of the Fund who shall serve as its Chairperson) and must include a detailed description of the services to be rendered and the estimated costs of those services. The Clearance Committee will determine whether such services are included within the list of services that have received general pre-approval by the Audit Committee. The Audit Committee will be informed not less frequently than quarterly by the Chairperson of the Clearance Committee of any such services rendered by the independent auditor for the Fund and the fees paid to the independent auditors for such services.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Clearance Committee and must include a joint certification by the engagement partner of the independent auditor and the Chairperson of the Clearing Committee that, in their view, the request or application is consistent with the SEC’s rules governing auditor independence.

The Internal Audit Department of Russell Investment Company, the parent company of RFSC, and the officers of RIC and RIF will report to the Chairman of the Audit Committee any breach of this Policy that comes to the attention of the Internal Audit Department of Russell Investment Company or an officer of RIC or RIF.

X.	Additional Requirements.

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work performed by the independent auditor and to assure the internal auditor’s continuing independence from the Fund and its affiliates, including Russell Investment Company. Such efforts will include, but not be limited to, reviewing a written annual statement from the independent auditor delineating all relationships between the independent auditor and RIC, RIF, and Russell and its subsidiaries and affiliates, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring its independence.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is as follows:

Audit Fees	0%
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

(f) For services, 50 percent or more of which were pre-approved, the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

2010	$0
2011	$0

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. [Not Applicable]

Item 6. [Schedules of Investments are included as part of the Report to Shareholders filed under Item 1 of this form]

Items 7-9. [Not Applicable]

Item 10. Submission of Matters to a Vote of Security Holders

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures

(a) Registrant’s principal executive officer and principal financial officer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the date this report is filed with the Securities and Exchange Commission.

(b) There were no significant changes in Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected or is likely to materially affect Registrant’s internal control over financial reporting.

Item 12. Exhibit List

(a) Registrant’s code of ethics described in Item 2

(b) Certification for principal executive officer of Registrant as required by Rule 30a-2(a) under the Act and certification for principal financial officer of Registrant as required by Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Russell Investment Company

By:	/s/ Sandra Cavanaugh
Sandra Cavanaugh
Principal Executive Officer and Chief Executive Officer

Date:	January 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sandra Cavanaugh
Sandra Cavanaugh
Principal Executive Officer and Chief Executive Officer

Date:	January 5, 2012

By:	/s/ Mark E. Swanson
Mark E. Swanson
Principal Financial Officer, Principal Accounting Officer and Treasurer

Date:	January 5, 2012